UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08274

MassMutual Select Funds
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA			01111
(Address of principal executive offices)			(Zip code)

Paul LaPiana
1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant's telephone number, including area code:		(413) 744-1000

Date of fiscal year end:	9/30/2022

Date of reporting period:	9/30/2022

Item 1. Reports to Stockholders.

(a)	The Reports to Stockholders are attached herewith.

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the applicable MassMutual Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Funds Annual Report – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Paul LaPiana

“At MassMutual, our goal is to help you build the future you want for yourself and your family. We want to help you with your retirement plans today, so you can feel more comfortable about tomorrow.”

September 30, 2022

Continued market volatility challenges retirement investors

I am pleased to present you with the MassMutual Funds Annual Report. During the fiscal year ended September 30, 2022, U.S. stocks were down over 15%, with investors concerned that stimulus-fueled recovery from the COVID-19 pandemic was over and that domestic monetary policy had turned toward combating heightened inflation. Stocks in foreign developed markets and emerging markets also experienced significant losses in the fiscal year, hurt by elevated energy prices, a strengthening U.S. dollar, and concerns that consumer spending and corporate earnings growth would slow. U.S. bond investors experienced negative returns in the rising interest rate environment, fueled by aggressive interest rate hikes by the U.S. Federal Reserve Board that were aimed at reducing demand-driven inflationary pressures.

Suggestions for retirement investors under any market conditions

●

You are likely in it for the long term. Retirement planning involves what financial professionals refer to as “long-term investing,” since most people save and invest for retirement throughout their working years. Even in retirement, many individuals will systematically withdraw their retirement savings over a number of years, keeping a portion of their funds invested. Although the financial markets will go up and down, individuals who take a long-term approach to investing don’t focus on current headlines – because they realize that they have time to ride out the downturns.

●

Keep contributing. While you have no control over the investment markets, you can control how often and how much you contribute to your retirement account. Saving as much as possible and increasing your contributions regularly is one way retirement investors can help boost their retirement savings, regardless of the performance of the stock and bond markets.

●

Invest continually.[1] Financial professionals often advise their clients to stay in the market, regardless of short-term results. Here’s why: Those who can invest in all market conditions have the potential to be rewarded even during market downturns, when more favorable prices may enable them to accumulate larger positions.

●

Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that tend to behave differently, depending upon the economic and market environment. These broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.

1 Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MassMutual Funds Annual Report – President’s Letter to Shareholders (Unaudited) (Continued)

Is this a good time to track your progress?

If you work with a financial professional, you may wish to consider checking in with him or her to help you determine if:

●	you are saving enough for retirement – and, if in retirement, you are withdrawing an appropriate amount each year, based on your personal circumstances;

●	your retirement account is invested appropriately for all market conditions, based on your goals and objectives, as well as your investment time horizon; and

●	you are taking steps to help reduce your longevity risk, which is the chance that you could “run out” of retirement savings during your lifetime.

Get to where you want to be

At MassMutual, our goal is to help you build the future you want for yourself and your family. We want to help you with your retirement plans today, so you can feel more comfortable about tomorrow. That’s why we continue to encourage you to maintain perspective when it comes to retirement investing, regardless of any headline-making events. MassMutual’s view is that changing market conditions have the potential to reward patient investors. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Paul LaPiana
President
MassMutual Funds
MML Investment Advisers, LLC

© 2022 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com.

MML Distributors, LLC (MMLD) serves as the exclusive wholesale marketing agent for all MassMutual Funds, as well as the distributor for all MassMutual Funds, except the MassMutual Global Floating Rate Fund, MassMutual Global Credit Income Opportunities Fund, MassMutual Emerging Markets Debt Blended Total Return Fund, MassMutual Global Emerging Markets Equity Fund, MassMutual High Yield Fund, and MassMutual Short-Duration Bond Fund. MMLD Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111-0001. Investment advisory services are provided to all MassMutual Funds by MML Investment Advisers, LLC (MML Advisers). MMLD and MML Advisers are subsidiaries of MassMutual.

The information provided is the opinion of MML Advisers and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MM202310-303203

MassMutual Funds Annual Report – Economic and Market Overview (Unaudited)

September 30, 2022

Continued market volatility challenges retirement investors

During the fiscal year ended September 30, 2022, U.S. stocks were down over 15%, with investors concerned that stimulus-fueled recovery from the COVID-19 pandemic was over and that domestic monetary policy had turned toward combating heightened inflation. Stocks in foreign developed markets and emerging markets also experienced significant losses in the fiscal year, hurt by elevated energy prices, a strengthening U.S. dollar, and concerns that consumer spending and corporate earnings growth would slow. U.S. bond investors experienced negative returns in the rising interest rate environment, fueled by aggressive interest rate hikes by the U.S. Federal Reserve Board (the “Fed”) that were aimed at reducing demand-driven inflationary pressures.

Market Highlights

●

For the reporting period from October 1, 2021 through September 30, 2022, U.S. stocks were down over 15%, in a market environment where the Fed aggressively raised interest rates in an effort to combat heightened inflation.

●

In the fourth quarter of 2021, expectations for strong economic and earnings growth in 2022, bolstered by the possibility of a $2 trillion economic stimulus and social spending plan, allowed investors to look past sharp increases in COVID-19 Omicron variant cases and heightened inflationary pressures.

●

In the first quarter of 2022, investors in both stocks and bonds were challenged by a sharp rise in energy prices after Russia’s invasion of Ukraine, a stalled domestic economic stimulus plan, and the Fed raising interest rates for the first time since 2018.

●

The second quarter of 2022 was another difficult quarter, as Fed interest rate hikes, investor concerns over high inflation, and concern about the potential of an impending global recession dominated the narrative.

●	The third quarter of 2022 was an extension of the difficult second quarter, with continued inflationary pressures, weakening economic data, and aggressive Fed interest rate hikes.

●

Foreign stocks in developed markets and emerging markets also experienced losses in the fiscal year, against the backdrop of Russia’s invasion of Ukraine (and the resulting economic sanctions that kept energy prices elevated), the strengthening U.S. dollar, and threatened consumer spending and corporate earnings growth.

●

U.S. bond investors experienced negative returns in the rising interest rate environment, fueled by an increase in short-term interest rates, heighted inflationary pressures, and the reversal of monetary and fiscal policy support.

Market Environment

For the fiscal year beginning on October 1, 2021, global stock investors experienced significant losses. U.S. stocks fell sharply in the period in response, with the S&P 500 Index® (“S&P 500”)1 entering bear market territory after declining more than 20% from its previous highs. Investors sought safety from high inflation, rising interest rates, and the increasing possibility of a recession. Consumer sentiment fell sharply, down 17.2% in the period2, as high inflation – driven by rising energy, food, and housing costs – overwhelmed low unemployment and strong wage growth. As of August 2022, more Americans are borrowing to make ends meet in these inflationary times, resulting in consumer loan levels at record highs, having increased by 12.4% year-over-year3.

1 The S&P 500 Index measures the performance of 500 widely held stocks in the U.S. equity market. Standard and Poor’s chooses member companies for the index based on market size, liquidity, and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid-1989, this composition has been more flexible and the number of issues in each sector has varied. It is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

2 June 24, 2022, University of Michigan: Consumer Sentiment (UMCSENT), retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/UMCSENT

3 Board of Governors of the Federal Reserve System (US), Consumer Loans, All Commercial Banks [CONSUMER], retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/CONSUMER, October 11, 2022.

MassMutual Funds Annual Report – Economic and Market Overview (Unaudited) (Continued)

As a result, the broad market S&P 500 fell 15.47% for the period. The technology-heavy NASDAQ Composite Index4 performed even worse, dropping 26.25%. The more economically sensitive Dow Jones Industrial AverageSM5 was down 13.40%. During the reporting period, small-cap stocks underperformed their larger-cap peers, while value stocks outperformed their growth brethren. The communication services, consumer discretionary, and information technology sectors were all down by 20% or more. The energy sector was the strongest performer for the fiscal year, up 45.70%, aided by an 18% increase in the price of West Texas Intermediate (WTI) crude oil. The utilities sector also ended the period positively, gaining 5.58% for the period.

Developed international markets, as measured by the MSCI EAFE® Index6, trailed their domestic peers, ending the fiscal year down 25.13%. Emerging-market stocks, as measured by the MSCI Emerging Markets Index7, also fell sharply, ending down 28.11% for the period. Investors sold off developed international and emerging-market stocks on concerns that higher interest rates and commodity prices would impair consumer spending and corporate earnings growth.

Bond yields rose sharply during the fiscal year, with the 10-year U.S. Treasury bond yield rising from a low of 1.52% on October 1, 2021 to close the period at 3.83%. Rising yields generally produce falling bond prices; consequently, bond index returns suffered. The Bloomberg U.S. Aggregate Bond Index8 ended the period down 14.60%. Investment-grade corporate bonds fared even worse. The Bloomberg U.S. Corporate Bond Index9, which tracks investment-grade corporate bonds, ended the period with an 18.53% loss. The Bloomberg U.S. Corporate High-Yield Bond Index10 also ended in negative territory, declining 14.14% for the period.

4 The NASDAQ Composite Index measures the performance of all domestic and international based common type stocks listed on the NASDAQ Stock Market. It includes common stocks, ordinary shares, ADRs, shares of beneficial interest or limited partnership interests and tracking stocks. The index is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

5 The Dow Jones Industrial Average Index measures the performance of stocks of 30 U.S. blue-chip companies covering all industries with the exception of transportation and utilities. It is price-weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

6 The MSCI EAFE Index measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

7 The MSCI Emerging Markets Index measures the performance of the large- and mid-cap segments of emerging market equity securities. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

8 The Bloomberg U.S. Aggregate Bond Index measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). It rolls up into other Bloomberg flagship indexes, such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

9 The Bloomberg U.S. Corporate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

10 The Bloomberg U.S. Corporate High-Yield Bond Index measures the performance of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds, including corporate bonds, fixed-rate bullet, putable, and callable bonds, SEC Rule 144A securities, original issue zeros, pay-in-kind bonds, fixed-rate and fixed-to-floating capital securities. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

MassMutual Funds Annual Report – Economic and Market Overview (Unaudited) (Continued)

Review and maintain your strategy

MassMutual is committed to helping people secure their long-term future and protect the ones they love. While the current market volatility, including the reality of market sell-offs, can test an investor’s mettle, we’d like to remind you that, as a retirement investor, it’s important to maintain perspective and have realistic expectations about the future performance of your investment accounts. As described in this report, financial markets can reverse suddenly with little or no notice. That’s why we continue to believe that retirement investors should create and maintain a plan that focuses on their goals, how long they have to invest, and how comfortable they are with market volatility. Our multi-managed and sub-advised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to market volatility, how long you have to save and invest, and your specific financial goals. Thank you for your confidence in MassMutual.

© 2022 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com.

MML Distributors, LLC (MMLD) serves as the exclusive wholesale marketing agent for all MassMutual Funds, as well as the distributor for all MassMutual Funds, except the MassMutual Global Floating Rate Fund, MassMutual Global Credit Income Opportunities Fund, MassMutual Emerging Markets Debt Blended Total Return Fund, MassMutual Global Emerging Markets Equity Fund, MassMutual High Yield Fund, and MassMutual Short-Duration Bond Fund. MMLD Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111-0001. Investment advisory services are provided to all MassMutual Funds by MML Investment Advisers, LLC (MML Advisers). MMLD and MML Advisers are subsidiaries of MassMutual.

The information provided is the opinion of MML Advisers and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MassMutual Total Return Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Total Return Bond Fund, and who is the Fund’s subadviser?

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s, BBB- or higher by Fitch, or A-2 by S&P, P-2 by Moody’s, or F-2 by Fitch for short-term debt obligations, or, if unrated, determined by the Fund’s subadviser to be of comparable quality). The Fund’s subadviser is Metropolitan West Asset Management, LLC (MetWest).

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class I shares returned -15.97%, underperforming the -14.60% return of the Bloomberg U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ended September 30, 2022, although the Fund began the year positioned defensively, Fund management extended the portfolio’s duration position in a disciplined fashion alongside the rise in Treasury yields. Ultimately, the Fund ended the period with a duration that was longer than the benchmark’s. This modestly weighed on returns, while further headwinds resulted from the curve-steepening bias that was maintained throughout the fiscal year. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall. The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.)

Elsewhere, the Fund’s residential MBS exposure was a drag on performance, given the struggles faced by both agency- and non-agency-backed collateral during the year, in addition to volatility, increased costs of financing – and, in the agency MBS space, reduced Federal Reserve purchasing activity. (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes). The Fund’s small allocation to CMBS and ABS modestly reduced returns, as yield spreads in both sectors widened in sympathy with the broader market.

Turning to corporate securities, returns were decreased by the Fund’s emphasis on defensive sectors, including consumer non-cyclicals and communications, as they were among the poorer performers during the fiscal year. Nevertheless, the Fund’s relative underweight to overall corporate credit throughout the first half of the period benefited performance and helped to blunt the impact of the downdraft faced by corporates in early 2022. As market dislocations and price declines became more pronounced in the latter part of the fiscal year, the Fund expanded its risk budget, meaningfully increasing its corporate credit allocation in the process and ending the fiscal year overweight relative to the benchmark. These additions, made during times of yield premiums rising and asset prices falling, ultimately weighed on performance.

The Fund’s use of derivatives to manage duration and yield curve positioning had a minimal impact on performance. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.

Subadviser outlook

MetWest notes that any attempt to understand the full economic fallout of a tightening cycle this aggressive against the competing crosswinds of a consumer still fairly flush with cash – and anxious to spend that money on services and experiences post-pandemic – is a nearly impossible task. In Fund management’s view, possibly clouding the outlook further will be the often overlooked, but impactful repercussions of quantitative tightening, which could take many more months to become apparent. Meanwhile, unlike in recessions past, as of the end of the fiscal year, there was no major economy well positioned to pull the

MassMutual Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

rest of the world along on its coattails of strong growth. In MetWest’s view, synchronized global tightening, combined with the lagged effects of policy, could mean that volatility will come in a generally declining market, with credit of all types weakening as the cumulative impact of these changes takes hold. As long as economic and monetary policy continues to shift, MetWest believes that the current period of volatility could persist for some time. On the positive side, however, Fund management notes that these market conditions create opportunities that can be exploited by disciplined active managers, potentially setting the stage for strong performance as the volatility ultimately subsides.

MassMutual Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Total Return Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/22
U.S. Government Agency Obligations and Instrumentalities*	37.9%
Corporate Debt	29.5%
U.S. Treasury Obligations	28.7%
Non-U.S. Government Agency Obligations	17.2%
Mutual Funds	2.3%
Bank Loans	2.2%
Sovereign Debt Obligations	1.1%
Municipal Obligations	0.2%
Common Stock	0.1%
Rights	0.0%
Total Long-Term Investments	119.2%
Short-Term Investments and Other Assets and Liabilities	(19.2)%
Net Assets	100.0%

*	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

MassMutual Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	07/06/2010	-15.97%	-0.09%	0.98%
Class R5	07/06/2010	-15.99%	-0.17%	0.87%
Service Class	07/06/2010	-16.14%	-0.30%	0.76%
Administrative Class	07/06/2010	-16.20%	-0.37%	0.67%
Class R4	07/06/2010	-16.35%	-0.52%	0.53%
Class A	04/01/2014	-16.40%	-0.63%		0.51%
Class A (sales load deducted)*	04/01/2014	-19.96%	-1.49%		0.00%
Class R3	07/06/2010	-16.54%	-0.78%	0.28%
Bloomberg U.S. Aggregate Bond Index		-14.60%	-0.27%	0.89%	1.05%

* Class A (sales load deducted) returns include the 4.25% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Strategic Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Strategic Bond Fund, and who are the Fund’s subadvisers?

The Fund seeks a superior total rate of return by investing in fixed income instruments. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, mortgage-backed securities, and money market instruments. The Fund’s subadvisers are Western Asset Management Company, LLC (Western Asset) and its affiliate, Western Asset Management Company Limited (Western Asset Limited), which were responsible for approximately 59% of the Fund’s portfolio (Western Asset Limited manages the non-U.S. dollar denominated investments of the Fund); and Brandywine Global Investment Management, LLC (Brandywine Global), which was responsible for approximately 41% of the Fund’s portfolio, as of September 30, 2022.

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class R5 shares returned -17.14%, underperforming the -14.60% return of the Bloomberg U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

With respect to the Western Asset component of the Fund, in aggregate, their top-down macro strategies detracted from performance. For most of the reporting period, the Western Asset Fund component had more interest rate exposure (duration) than the benchmark, which significantly detracted from performance as interest rates rose considerably from the beginning to the end of the period. Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall. Over the period, the 10-year U.S. Treasury yield rose from 1.52% to 3.83%. During the fiscal year, the 5s-30s section of the curve, which compares 5-year rates to 30-year rates, ended the period inverted at -0.27%, versus 1.10% at the beginning of the period. Thus, the portfolio’s yield curve positioning, which was focused on an overweight to the back end of the curve, contributed to returns. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.)

For the fiscal year ended September 30, 2022, the Western Asset Fund component’s exposures to non-U.S. developed markets negatively impacted performance, mainly due to currency positioning, as the U.S. dollar (USD) appreciated versus long currency positions. The portfolio’s emerging-markets exposures, which included both local currency and USD-denominated positions, also meaningfully detracted from results over the period, mainly due to the sell-off in Russian assets as a result of sanctions and the Ukraine invasion, but also as USD-denominated emerging-market bond spreads widened, though some local currency positions provided a partial offset. In terms of contributors, an underweight to agency MBS contributed, as spreads gradually widened during the period. (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.) Finally, exposures to structured products – including non-agency residential mortgage-backed securities (RMBS), CMBS and ABS – positively contributed to performance due to selection, as spreads generally widened during the 12-month period. Finally, Western Asset used derivative instruments to manage its overall duration and yield curve exposure, overall interest rate sensitivity, and exposures to certain international bond markets – as well as to manage against anticipated changes in interest rates. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives are used for hedging, speculation, or both. Overall, the Fund component portfolio’s use of derivatives detracted from performance during the period.

For the Brandywine Global component of the Fund, an overweight allocation to long-dated U.S. Treasuries was the key detractor from performance on both a relative and absolute basis, as U.S. interest rates increased during the Fund’s fiscal year. Fund management materially increased Brandywine Global’s allocation to these securities in the spring of 2022, after yields initially

MassMutual Strategic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

surged higher and macroeconomic concerns appeared. In Brandywine Global’s view, it is not atypical for the Fund component to underperform in the latter innings of a blow-off top in yields, like the current market environment. Brandywine Global believes that the Fund component’s overweight allocation to U.S. Treasuries remains a high-conviction trade. On a positive note, Brandywine Global’s underweight allocation to both investment-grade corporate credits and mortgage-backed securities proved beneficial during the fiscal year, as yields were rising and spreads were (marginally) widening over the period. Credit spreads represent the difference in yields between nearly identical bonds with comparable maturities but different quality ratings. From September 2021 through August 2022, the Fund component utilized derivatives to add duration to its portfolio. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. Overall, the Fund component portfolio’s use of derivatives detracted from absolute performance during the period.

Subadviser outlook

In Western Asset’s view, the key to an improved tone and more stability in fixed income markets is a moderation in inflation. Western Asset’s base case is that supply chains will slowly begin to normalize. Fund management believes that this trend, combined with the Federal Reserve and other major central banks around the world tightening monetary policy (along with negative real incomes slowing consumption), has the potential to cause inflation to moderate. Western Asset anticipates that inflationary pressures could peak in the third quarter of 2022 and potentially decline into 2023. While global central banks are expected to raise interest rates further in the short term, Fund management believes that more aggressive action is already anticipated by the markets.

Brandywine Global expects market volatility to remain elevated against a backdrop of central bank tightening, sticky inflation, the war in Ukraine, and weakening economic data. At the end of the fiscal year, in Brandywine Global’s view, the U.S. economy was holding up relatively well, despite the recession in housing. Fund management believes that there is still the possibility of a “goldilocks” outcome if inflation retreats enough, with limited weakness in the labor market. But Brandywine Global believes that the odds of recession are growing, given the Fed’s haste to push interest rates higher.

MassMutual Strategic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Strategic Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/22
U.S. Treasury Obligations	34.0%
Corporate Debt	27.1%
U.S. Government Agency Obligations and Instrumentalities*	20.5%
Non-U.S. Government Agency Obligations	9.3%
Sovereign Debt Obligations	4.1%
Bank Loans	3.5%
Mutual Funds	0.6%
Municipal Obligations	0.0%
Purchased Options	0.0%
Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%
Net Assets	100.0%

*	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

MassMutual Strategic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	-17.05%	-0.31%		1.58%
Class R5	12/31/2004	-17.14%	-0.41%	1.46%
Service Class	12/31/2004	-17.25%	-0.50%	1.36%
Administrative Class	12/31/2004	-17.29%	-0.61%	1.26%
Class R4	04/01/2014	-17.50%	-0.77%		1.12%
Class A	12/31/2004	-17.56%	-0.87%	0.99%
Class A (sales load deducted)*	12/31/2004	-21.06%	-1.73%	0.56%
Class R3	12/31/2004	-17.61%	-1.00%	0.83%
Bloomberg U.S. Aggregate Bond Index		-14.60%	-0.27%	0.89%	1.05%

* Class A (sales load deducted) returns include the 4.25% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Diversified Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Diversified Value Fund, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies. The Fund invests primarily in stocks of companies that the subadvisers believe are undervalued in the marketplace. While the Fund does not limit its investments to issuers in a particular capitalization range, the subadvisers currently focus on securities of larger size companies. The Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 36% of the Fund’s portfolio; and Brandywine Global Investment Management, LLC (Brandywine Global), which managed approximately 64% of the Fund’s portfolio, as of September 30, 2022.

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class R5 shares returned -8.48%, outperforming the -11.36% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

With respect to the Brandywine Global component of the Fund, the largest sector-related contribution to outperformance came from the health care sector. The Fund component benefited from an underweight allocation to the medical devices group, which underperformed, and strong returns from pharmaceuticals distributor McKesson and the biotech firm AbbVie. Within the industrial sector, allocations to defense contractors Lockheed Martin, Northrop Grumman, and General Dynamics contributed to the Fund’s performance during the period, as they performed well after the Russian invasion of Ukraine. Within the communication services sector, not owning entertainment company Disney, due to its unattractive valuation, and telecom giants AT&T and Verizon, due to poor price momentum, was a positive for the Fund component, as all three stocks lagged the market. The largest detractors from relative performance were Brandywine Global’s positions in large U.S. banks, including JP Morgan, Bank of America, and US Bank. In Brandywine Global’s experience, while these banks generally benefit from rising interest rates, the impact of a slowing economy on loan growth and potentially increased loan defaults more than offset any advantage that higher rates generally offer.

For the T. Rowe Price segment of the Fund, both sector allocation and security selection drove the Fund component’s outperformance. The financial sector was the top contributor for the period. There, Fund component holding Chubb continued to benefit from the rising property and casualty (P&C) pricing cycle. Over the one-year period, Chubb delivered earnings that exceeded consensus estimates, driven by a higher underwriting premium amid the longest P&C upcycle in history. Another Fund component holding, Qualcomm, and an underweight allocation to the information technology sector also contributed to relative performance. Shares of Qualcomm outperformed the information technology benchmark over the one-year period. Late in 2021, the company’s shares advanced, as company management raised guidance. Within the utilities sector, Fund component holding Sempra Energy, in tandem with an overweight allocation to the sector, further aided relative results. On the contrary, adverse security selection in the energy sector detracted from relative returns. Shares of TotalEnergies (a French multinational integrated energy and petroleum company) hampered relative performance over the period, as shares lagged the broader energy sector. During the first quarter of 2022, as Russia invaded Ukraine, shares of TotalEnergies were pressured as the company’s Russian assets and investments were quickly written down by the market. In addition, detrimental stock choices in the industrial and business services sector weighed on relative results for the fiscal year. The T. Rowe Price component of the Fund held warrants during the period, which had a negligible impact on performance. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

MassMutual Diversified Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

As of the end of the Fund’s fiscal year, Brandywine Global observed that the investing world remained more volatile than usual, as measured by the VIX benchmark of stock variability. Although this index was down from its highs in 2008 and 2020, as of the end of the fiscal year, it remained above its typical level. Value investing outperformed over the last two years after an extended period of growth dominance. However, growth valuations as of the end of the fiscal year remained elevated compared to value stock valuations – as high as during the 2000 technology bubble – suggesting, in Brandywine Global’s view, the potential for more value performance gains. Regardless of the market environment, Brandywine Global continues to implement its process-oriented investment approach.

T. Rowe Price notes that as the market continues to focus on inflation, they recognize that the range of potential outcomes moving forward is abnormally wide. Their view is that, at current levels as of the end of the fiscal year, markets have generally priced in a considerable amount of bad information, and the domestic economy is potentially entering what could be the most widely anticipated economic slowdown and potential recession, on record. Despite this, Fund management notes that the magnitude of the slowdown is difficult to predict, as the lag in domestic monetary policy implementation and the impact on the U.S. economy leave investors and companies vulnerable to a misstep from the Federal Reserve. Amid this backdrop, Fund management plans to continue to build a portfolio that is balanced for a variety of market environments. Their view is that the market could be choppy moving forward, and they will continue to look for investment opportunities where the risk/reward ratio is particularly attractive. Ultimately, their focus will remain on names where, in Fund management’s view, there is considerable downside already priced in, there are secular winners that are reasonably priced, and there are companies that can help provide defense against an inflationary environment.

MassMutual Diversified Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Diversified Value Fund Largest Holdings (% of Net Assets) on 9/30/22
Exxon Mobil Corp.	2.7%
Elevance Health, Inc.	2.7%
AbbVie, Inc.	2.6%
JP Morgan Chase & Co.	2.2%
QUALCOMM, Inc.	2.2%
United Parcel Service, Inc. Class B	2.0%
Bank of America Corp.	2.0%
Pfizer, Inc.	1.9%
Wells Fargo & Co.	1.8%
Sempra Energy	1.8%
21.9%

MassMutual Diversified Value Fund Sector Table (% of Net Assets) on 9/30/22
Consumer, Non-cyclical	25.7%
Financial	23.4%
Industrial	9.9%
Energy	9.4%
Technology	7.6%
Utilities	6.2%
Consumer, Cyclical	5.9%
Communications	5.5%
Basic Materials	4.2%
Mutual Funds	1.3%
Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%
Net Assets	100.0%

MassMutual Diversified Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	-8.47%	6.34%		7.22%
Class R5	10/15/2004	-8.48%	6.23%	9.58%
Service Class	10/15/2004	-8.57%	6.13%	9.48%
Administrative Class	10/15/2004	-8.76%	6.01%	9.36%
Class R4	04/01/2014	-8.83%	5.87%		6.75%
Class A	10/15/2004	-8.93%	5.75%	9.09%
Class A (sales load deducted)*	10/15/2004	-13.94%	4.56%	8.47%
Class R3	10/15/2004	-9.09%	5.60%	8.90%
Russell 1000 Value Index		-11.36%	5.29%	9.17%	6.70%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Fundamental Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Fundamental Value Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term total return by investing primarily in equity securities of issuers that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Although the Fund may invest in companies of any size, the Fund will tend to focus on companies with large market capitalizations (which the Fund’s subadvisers believe are generally above $1 billion). The Fund’s subadvisers are Boston Partners Global Investors, Inc. (Boston Partners), which managed approximately 50% of the Fund’s portfolio; and Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), which was responsible for approximately 50% of the Fund’s portfolio, as of September 30, 2022.

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class R5 shares returned -7.73%, outperforming the -11.36% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ended September 30, 2022, within the Boston Partners component of the Fund, the primary driver of performance was stock selection within the health care, consumer discretionary, and industrial sectors. In health care, health insurers Cigna and Centene were two Fund component holdings that outperformed due to strong earnings and guidance, and better-than-expected rate increases for government-sponsored insurance. In consumer discretionary, Fund component holding AutoZone continued to gain share with commercial customers, resulting in better-than-expected sales and earnings. Within the industrial sector, aerospace and defense companies General Dynamics and Howmet were two Fund component holdings that outperformed after Russia’s invasion of Ukraine. Fund component holdings within the materials and consumer staples sectors detracted from returns. In the materials sector, chemical companies Axalta and Dupont both struggled. Construction materials company CRH lagged, despite strong construction trends, as rising interest rates tempered investor sentiment. In consumer staples, US Foods detracted from relative performance, as food cost inflation and labor costs eroded the company’s margins. From a sector perspective, Boston Partners’ overweight allocation to information technology and its underweight allocation to utilities and consumer staples detracted from its relative performance.

Within the Barrow Hanley segment of the Fund, component holdings in the health care sector added to Barrow Hanley’s relative performance. Also contributing to their results was strong stock selection within, and underweight allocations to, the technology and financial sectors. Conversely, stock selection within the consumer staples, materials, and energy sectors detracted from the Fund component’s performance.

Subadviser outlook

Boston Partners plan to continue to maintain a focus on finding investments that not only have attractive valuation characteristics and solid business fundamentals, but also improving business momentum and catalysts to help drive stock prices higher. Boston Partners’ view is that the global economy has the potential to experience a steady cyclical recovery over the next few years. In their opinion, the starting point was exceptional at fiscal year-end 2022, since valuation spreads were at such extreme levels. They remain cautiously optimistic about the coming 12-month period and beyond.

Barrow Hanley notes that, while uncertainty surrounding the markets remains elevated, Barrow Hanley believes that the primary conditions needed for a sustained, impactful value run remain the same: rising interest rates, higher inflation, and reasonable economic growth. In Barrow Hanley’s view, although economic growth remains less certain, higher interest rates and inflation remains persistent as of the end of the fiscal year, when compared to the prior decade. While their opinion is that expectations are high for a recession in the coming year, there remain several areas of strength related to consumer and corporate spending that have the potential to mitigate some of the possible headwinds. Barrow Hanley remains focused on stock selection as the key determinant of its Fund component’s performance.

MassMutual Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Fundamental Value Fund Largest Holdings (% of Net Assets) on 9/30/22
UnitedHealth Group, Inc.	2.6%
Johnson & Johnson	2.4%
CVS Health Corp.	2.4%
Cigna Corp.	2.4%
JP Morgan Chase & Co.	2.3%
Wells Fargo & Co.	2.3%
Berkshire Hathaway, Inc. Class B	2.0%
Merck & Co., Inc.	1.9%
ConocoPhillips	1.9%
Deere & Co.	1.9%
22.1%

MassMutual Fundamental Value Fund Sector Table (% of Net Assets) on 9/30/22
Consumer, Non-cyclical	28.3%
Financial	19.1%
Industrial	11.9%
Energy	10.9%
Technology	8.1%
Basic Materials	5.2%
Communications	5.1%
Consumer, Cyclical	4.9%
Utilities	4.0%
Mutual Funds	0.7%
Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%
Net Assets	100.0%

MassMutual Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	11/15/2010	-7.69%	5.37%	8.82%
Class R5	12/31/2001	-7.73%	5.27%	8.70%
Service Class	12/31/2001	-7.76%	5.17%	8.60%
Administrative Class	12/31/2001	-7.94%	5.06%	8.48%
Class R4	04/01/2014	-8.06%	4.89%		6.05%
Class A	12/31/2001	-8.13%	4.80%	8.21%
Class A (sales load deducted)*	12/31/2001	-13.18%	3.62%	7.60%
Class R3	12/31/2002	-8.26%	4.65%	8.03%
Russell 1000 Value Index		-11.36%	5.29%	9.17%	6.70%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM S&P 500® Index Fund, and who is the Fund’s subadviser?

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies. Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included within the S&P 500® Index* (the “Index”), in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

* The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by MassMutual. Standard & Poor’s®, S&P®, and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Service Class shares returned -15.84%, underperforming the -15.47% return of the Index, which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Generally, the Fund’s underperformance versus the Index was mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses and it is not possible to invest directly in the Index.

For the fiscal year ended September 30, 2022, U.S. large-cap equities underperformed their mid-cap counterparts, but outperformed small-cap equities. Global equities finished 2021 strong, despite higher inflation and rising short-term interest rates. Companies were largely able to pass on cost pressures, profit margins were durable, and earnings marched higher. In the first quarter of 2022, global equities were dominated by headlines surrounding high inflation and geopolitical unrest, which led to declines across developed and emerging markets. Continued high inflation, compounded by Russia’s invasion of Ukraine, led to a pullback in investor risk appetite. Headwinds for global financial markets continued in the second quarter, with negative returns in most major asset classes outside of cash. Elevated inflationary pressures led to increased investor expectations for monetary policy tightening throughout the second quarter, which in turn heightened investor concerns on the economic growth outlook.

The third quarter of 2022 was another challenging one for financial markets. Negative returns in most asset classes outside of cash, the inflation trajectory, and central bank tightening were once again top considerations for investors amid a difficult backdrop – including the continuing Russia-Ukraine war, energy price concerns in Europe, and China growth worries. Despite seeing double-digit gains by mid-August, U.S. equity markets ended with a loss for the third quarter, as investor hopes of a dovish Federal Reserve (the “Fed”) pivot evaporated following hawkish Fed leader rhetoric and more durable core inflation. Interest rates increased sharply in August and September, including a late-September rise stemming from U.K. financial stability concerns. Overall, the central banks’ focus on lowering inflation led to both the Fed and the European Central Bank raising their interest rates in the quarter by 1.50% and 1.25%, respectively – leaving the Bank of Japan as the only developed market central bank with a negative interest rate policy at the end of the Fund’s fiscal year.

The top-performing sectors of the Index during the reporting period were energy and utilities, returning 45.70% and 5.55%, respectively. Communication services and consumer discretionary were the worst-performing sectors for this period, with returns of -39.07% and -20.89%, respectively.

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited) (Continued)

The Fund generally uses equity futures to equitize/gain market exposure for relatively small amounts of cash in the Fund in an effort to minimize the uninvested cash balances and reduce the impact of any cash drag. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Subadviser outlook

NTI notes that economic growth has slowed as of the end of the fiscal year, after a strong rebound from the pandemic’s disruptions. In Fund management’s view, companies may look to shift their supply chains to mitigate exposures to inflation and begin prioritizing stability and sustainability over pure cost-effectiveness and profit maximization. NTI believes that, while these shifts could have the potential to benefit company stakeholders, they could also create uncertainty among shareholders – ultimately contributing to continued volatility within the markets.

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MM S&P 500 Index Fund Largest Holdings (% of Net Assets) on 9/30/22
Apple, Inc.	6.9%
Microsoft Corp.	5.8%
Amazon.com, Inc.	3.3%
Tesla, Inc.	2.3%
Alphabet, Inc. Class A	1.9%
Alphabet, Inc. Class C	1.7%
Berkshire Hathaway, Inc. Class B	1.6%
UnitedHealth Group, Inc.	1.6%
Johnson & Johnson	1.4%
Exxon Mobil Corp.	1.2%
27.7%

MM S&P 500 Index Fund Sector Table (% of Net Assets) on 9/30/22
Technology	22.6%
Consumer, Non-cyclical	22.5%
Financial	14.9%
Communications	12.5%
Consumer, Cyclical	10.0%
Industrial	7.7%
Energy	4.8%
Utilities	3.2%
Basic Materials	2.0%
Total Long-Term Investments	100.2%
Short-Term Investments and Other Assets and Liabilities	(0.2)%
Net Assets	100.0%

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	12/07/2011	-15.56%	9.14%	11.59%
Class R5	05/01/2001	-15.68%	9.01%	11.47%
Service Class	03/01/1998	-15.84%	8.85%	11.29%
Administrative Class	03/01/1998	-15.88%	8.74%	11.20%
Class R4	03/01/1998	-16.01%	8.58%	11.02%
Class A	04/01/2014	-16.06%	8.47%		9.25%
Class A (sales load deducted)*	04/01/2014	-20.68%	7.25%		8.53%
Class R3	12/31/2002	-16.25%	8.31%	10.74%
S&P 500 Index		-15.47%	9.24%	11.70%	10.02%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Equity Opportunities Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Equity Opportunities Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of U.S. companies that the Fund’s subadvisers believe are financially sound, valued conservatively by the market, and have improving prospects. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 27% of the Fund’s portfolio; and Wellington Management Company LLP (Wellington Management), which managed approximately 73% of the Fund’s portfolio, as of September 30, 2022.

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class R5 shares returned -7.05%, significantly outperforming the -17.22% return of the Russell 1000® Index (the “benchmark”), which measures the performance of the large-cap segment of U.S. equity securities. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Within the Wellington Management component of the Fund, strong stock selection drove outperformance, particularly within the industrial, financial, and information technology sectors. This was partially offset by stock selection within the materials and health care sectors. Sector allocation, a result of Wellington Management’s bottom-up stock selection process, also contributed to its strong relative performance. The Fund component’s lack of exposure to communication services, an overweight allocation to consumer staples, and an underweight to information technology contributed the most. This was partially offset by a lack of exposure to the energy and utilities sectors. From a Fund component holdings standpoint, top relative contributors included aerospace and defense technology company Northrop Grumman (industrials sector) and UnitedHealth Group (health care sector), a health care and insurance company. In the first three quarters of 2022, shares of Northrop Grumman rose on strength in the industry as the conflict in Ukraine has led to increased military spending. Shares of UnitedHealth Group rose throughout the fiscal year following the company’s announcement of third-calendar quarter results, 2021 guidance, and initial commentary around 2022 guidance – all of which came in slightly ahead of consensus. On the downside, Fund component holdings that were among the top relative detractors included athletic apparel company Nike (consumer discretionary sector) and not holding technology giant Apple (information technology sector). Shares of Nike fell during the period, as China lockdowns continued to weigh on sales. Shares of benchmark constituent Apple were down slightly over the period. However, the company reported strong earnings for the second and third fiscal quarters, beating consensus estimates, as iPhone sales set all-time revenue records.

For the T. Rowe Price segment of the Fund, both sector allocation and security selection drove the Fund component’s outperformance. The financial sector was the top contributor for the period. There, Fund component holding Chubb continued to benefit from the rising property and casualty (P&C) pricing cycle. Over the one-year period, Chubb delivered earnings that exceeded consensus estimates, driven by higher underwriting premiums amid the longest P&C upcycle in history. Another Fund component holding, Qualcomm, and an underweight allocation to the information technology sector also contributed to relative performance. Shares of Qualcomm outperformed the information technology benchmark over the one-year period. Late in 2021, the company’s shares advanced, as management raised guidance. Within the utilities sector, Fund component holding Sempra Energy, along with an overweight allocation to the sector, further aided relative results. On the other hand, adverse security selection in the energy sector detracted from relative returns. Shares of TotalEnergies (a French multinational integrated energy and petroleum company) hampered relative performance over the period, as shares lagged the broader energy sector. During the first quarter of 2022, as Russia invaded Ukraine, shares of TotalEnergies were pressured as the company’s Russian assets and investments were quickly written down by the market. Finally, detrimental stock choices in the industrial and business services sector also weighed on T. Rowe Price’s relative results for the fiscal year.

MassMutual Equity Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Wellington Management believes strongly in the power of economics and markets. In their view, their current investment posture is well suited for today’s challenging environment. At the end of the reporting period, the Wellington Management Fund component held its largest overweight allocations to the consumer staples and health care sectors, and its most significantly underweight allocation to the information technology sector.

T. Rowe Price believes that many economic signals that have been accurate recession warnings in the past were, at the close of the fiscal year, indicating a likely recession. Among them: global manufacturing activity fell fast; stock market returns tumbled; and the inverted Treasury yield curve was showing that long-term growth and inflation expectations were waning as the Federal Reserve raised short-term interest rates. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.) In Fund management’s view, however, if a recession is coming, it could be an unusual one. Over the last few months, the economy has created about two to three times the number of jobs as compared with the pre-pandemic average. As of the end of the fiscal year, economists were struggling with historical comparisons because the United States has never had such an extraordinary level of job openings with unemployment this low (3.7% in August 2022) – in T. Rowe Price’s opinion, this is an example of a pandemic-related distortion. Fund management believes, on the other hand, that several other pre-recession signals were, at fiscal year-end, mitigating the likelihood of a recession: U.S. manufacturing activity (as measured by the Purchasing Managers’ Index), earnings surprises, nominal consumption growth, and leverage, while trending negative, were not near historical pre-recession levels.

MassMutual Equity Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Equity Opportunities Fund Largest Holdings (% of Net Assets) on 9/30/22
The TJX Cos., Inc.	4.5%
UnitedHealth Group, Inc.	4.0%
Chubb Ltd.	3.9%
Danaher Corp.	3.5%
PepsiCo, Inc.	3.4%
Honeywell International, Inc.	3.3%
Marsh & McLennan Cos., Inc.	3.3%
Visa, Inc. Class A	3.2%
NIKE, Inc. Class B	3.2%
Colgate-Palmolive Co.	3.2%
35.5%

MassMutual Equity Opportunities Fund Sector Table (% of Net Assets) on 9/30/22
Consumer, Non-cyclical	34.2%
Financial	19.9%
Industrial	12.4%
Consumer, Cyclical	11.6%
Basic Materials	7.5%
Technology	6.6%
Utilities	2.5%
Energy	2.4%
Communications	1.3%
Total Long-Term Investments	98.4%
Short-Term Investments and Other Assets and Liabilities	1.6%
Net Assets	100.0%

MassMutual Equity Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	11/15/2010	-6.98%	9.12%	12.02%
Class R5	05/01/2000	-7.05%	9.01%	11.90%
Service Class	05/01/2000	-7.18%	8.90%	11.79%
Administrative Class	05/01/2000	-7.30%	8.77%	11.67%
Class R4	04/01/2014	-7.41%	8.61%		8.99%
Class A	05/01/2000	-7.52%	8.51%	11.38%
Class A (sales load deducted)*	05/01/2000	-12.61%	7.29%	10.76%
Class R3	12/31/2002	-7.66%	8.34%	11.19%
Russell 1000 Index		-17.22%	9.00%	11.60%	9.74%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Fundamental Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Fundamental Growth Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term growth of capital by investing primarily in domestic equity securities that the Fund’s subadvisers believe offer the potential for long-term growth. While the Fund may invest in issuers of any size, the Fund currently focuses on securities of mid-capitalization companies. The Fund’s subadvisers are Westfield Capital Management Company, L.P. (Westfield), which was responsible for approximately 48% of the Fund’s portfolio; and Wellington Management Company LLP (Wellington Management), which managed approximately 52% of the Fund’s portfolio, as of September 30, 2022.

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class R5 shares returned -31.94%, underperforming the -29.50% return of the Russell Midcap® Growth Index (the “benchmark”), which measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

In the Wellington Management component of the Fund, security selection was the most notable driver of relative performance for the fiscal year ended September 30, 2022. Weak security selection within the information technology, consumer staples, and industrial sectors detracted from relative returns, while favorable stock choices within communication services and consumer discretionary partially offset the relative weakness. Sector allocation, a residual of Wellington Management’s bottom-up stock selection process, also weighed on performance, driven by an overweight allocation to communication services and an underweight allocation to energy. With respect to specific Fund component holdings, top detractors from relative returns included Align Technology (health care sector) and Match Group (communication services sector). Align Technology, a medical device company focused on dentistry and orthodontics, experienced a share price decline after management released results citing both revenue and adjusted earnings had missed estimates for the first quarter of 2022. Invisalign case shipments were lower than expected, partially due to the impact of COVID-19 on dental visits worldwide. Shares of Match Group, a provider of online dating services and applications, struggled during this period as its core property, Tinder, saw a slowdown in engagement and user growth. Turning to the positive, Fund component holdings that were top contributors to relative performance during the period included Gartner (information technology sector) and Wingstop, Inc. (consumer discretionary sector). The share price of Gartner, an IT research and advisory services company, increased after the company reported stronger-than-expected second-fiscal quarter earnings. Wingstop is a multinational restaurant chain specializing in chicken wings. Its shares fared better than the benchmark during the period, as the company strongly rebounded in July after management released better-than-expected same-store sales results against a challenging macro backdrop.

Within the Westfield component of the Fund, Fund component holdings in the information technology sector proved to be the top detractors from relative results over the period. While some of Westfield’s best-performing holdings were in this sector, the underperformance was primarily driven by Westfield’s software, payments, and IT services holdings. Lightspeed Commerce, a cloud-based point-of-sale software vendor for retailers and restaurants, was the largest source of relative weakness within the Fund component’s holdings in the information technology sector. Fund component holdings in the health care sector also detracted from relative performance over the period, as Westfield’s biotechnology and health care equipment & services holdings drove the majority of the underperformance. Commercial oncology company Seagen, Inc. was the largest detractor from relative results during the period. Turning to the positive, consumer discretionary was a strong relative performer during the fiscal year. With respect to Fund component holdings, Ulta Beauty, Inc., a beauty products retailer, was the top contributing name over the period, as the company benefited from strong execution and recovering demand for beauty products as consumer behaviors normalized, with people returning to work, dining out, and traveling. Fund component holdings in the financial sector also contributed to relative performance. Specifically, LPL Financial Holdings, a provider of integrated brokerage and investment advisory services, was the top contributing Fund component holding within the group over the period. Communication services also contributed to performance. The outperformance was driven by strong stock selection within entertainment and media: global entertainment producer Live Nation Entertainment, Inc. was the top contributing name within the sector. The company experienced strong demand, as customers demonstrated an increased willingness to see live shows following the pandemic.

MassMutual Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Looking ahead, Wellington Management expects an increasingly challenging macro backdrop over the near term, given the Federal Reserve’s (the “Fed”) resolve to tame inflation at a cost of lower growth. However, in Wellington Management’s observation, the resilience of the labor market and early signs of supply chain bottlenecks easing as of the end of the Fund’s fiscal year give Fund management confidence in the growth outlook beyond the immediate future. Within Wellington Management’s opportunity set, Fund management expects to continue to steer away from expensive benchmark constituents based on its valuation discipline and instead, to lean into secular growers with high returns on invested capital trading at reasonable prices. Fund management also expects to be increasingly focused on identifying higher-quality businesses that could be more resilient during a down cycle, while having the potential to outperform if the environment stabilizes and turns more favorable.

At the end of the period, the Westfield component’s portfolio was most overweight the communication services, health care, and financial sectors, and most underweight the industrials, materials, and energy sectors. Looking ahead, Westfield believes that the likelihood of a U.S. recession seems to be all but inevitable; in Westfield’s view, the pivotal question is whether the Fed will pause or pivot their hawkish stance – in light of slowing economic activity, moderating inflation, and global market instability. At fiscal year-end, in Westfield’s observation, consumer prices for some things (like gasoline) had moderated; however, Westfield believes consumer prices for other things (like shelter) will likely remain high for some time. Westfield expects a more gradual decline in inflation than many other observers in the market are currently forecasting. Turning to the earnings outlook, as of the Fund’s fiscal year end, Westfield believes that the environment remains challenging, with market estimates still likely too high among forecasters. Slowing spending and job growth, combined with growing margin pressures and building inventories, is, in Westfield’s view, a recipe for an economic slowdown. In Westfield’s opinion, when these factors are combined with rising funding costs due to interest rates, it is difficult to envision an outcome that does not propel the economy into a recession.

MassMutual Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Fundamental Growth Fund Largest Holdings (% of Net Assets) on 9/30/22
ICON PLC	4.4%
Gartner, Inc.	3.7%
Hilton Worldwide Holdings, Inc.	3.3%
Ceridian HCM Holding, Inc.	3.3%
ZoomInfo Technologies, Inc.	2.9%
Lululemon Athletica, Inc.	2.8%
Agilent Technologies, Inc.	2.8%
CDW Corp.	2.6%
Palo Alto Networks, Inc.	2.4%
Wingstop, Inc.	2.3%
30.5%

MassMutual Fundamental Growth Fund Sector Table (% of Net Assets) on 9/30/22
Consumer, Non-cyclical	25.8%
Technology	22.0%
Consumer, Cyclical	16.5%
Industrial	12.3%
Communications	10.2%
Financial	9.4%
Energy	2.1%
Basic Materials	0.6%
Mutual Funds	0.4%
Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%
Net Assets	100.0%

MassMutual Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	-31.76%	7.08%		8.91%
Class R5	05/01/2000	-31.94%	6.95%	10.25%
Service Class	05/01/2000	-31.97%	6.86%	10.15%
Administrative Class	05/01/2000	-32.21%	6.77%	10.03%
Class R4	04/01/2014	-32.23%	6.60%		8.42%
Class A	05/01/2000	-32.20%	6.50%	9.75%
Class A (sales load deducted)*	05/01/2000	-35.93%	5.31%	9.13%
Class R3	12/31/2002	-32.59%	6.29%	9.55%
Russell Midcap Growth Index		-29.50%	7.62%	10.85%	8.43%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Blue Chip Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Blue Chip Growth Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long term by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadvisers currently define blue chip growth companies to mean firms that, in their view, are well-established in their industries and have the potential for above-average earnings growth. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 53% of the Fund’s portfolio; and Loomis, Sayles & Company, L.P. (Loomis Sayles), which managed approximately 47% of the Fund’s portfolio, as of September 30, 2022.

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class R5 shares returned -32.04%, significantly underperforming the -22.59% return of the Russell 1000® Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted. The Fund also significantly underperformed the -15.47% return of the S&P 500® Index, which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the T. Rowe Price component of the Fund, less-than-favorable security selection and sector allocation drove the Fund component’s relative underperformance. Fund component holdings in the communication services, information technology, and consumer discretionary sectors detracted the most, while holdings in the health care and financial sectors contributed the most to relative returns. With respect to specific Fund component holdings, within the information technology sector, shares of technology giant Apple declined slightly, although outperforming the sector. The Fund component’s underweight allocation to the information technology sector also detracted from relative returns. In the consumer discretionary sector, online used car retailer Carvana traded lower amid a challenging backdrop that included supply constraints and affordability concerns for consumers. Turning to the positive, Fund component holding UnitedHealth Group in the health care sector held up relatively well due to better-than-expected cost trends as utilization returned to normal and contributed to Fund performance.

Within the Loomis Sayles component of the Fund, stock selection in the information technology, industrial, consumer discretionary, and consumer staples sectors – along with the Fund component’s allocations to the communication services, consumer staples, and information technology sectors – detracted from relative performance. Fund component holdings, Meta Platforms and Boeing were the greatest detractors from performance. Meta Platforms operates online social networking platforms, including Facebook, Messenger, WhatsApp, and Instagram, which allow people to connect, share, and interact with friends and communities. The company’s shares declined substantially following its fourth-quarter financial report in early February. Operating expenses were greater than expectations and the company issued guidance for the first quarter of 2022 that was well below expectations. Founded in 1916, Boeing is a global leader in the commercial and defense aerospace industries. Along with Airbus, Boeing is part of a global duopoly that generally accounts for almost all commercial planes sold with more than 125 seats – typically the largest market segment. Boeing’s financial results during the period were mixed and largely below expectations. On the positive side, stock selection in the health care, communication services, and financial sectors, along with the Fund component’s allocations to the health care, industrial, consumer discretionary, and energy sectors, contributed positively to relative performance. With respect to Fund component holdings, Vertex Pharmaceuticals and Schlumberger were the top contributors to performance. Vertex Pharmaceuticals is a leader in creating therapies for patients suffering from cystic fibrosis (CF). Vertex reported financial results during the period that reflected the continued penetration of TRIKAFTA®, its latest and most efficacious CF therapy. Although Fund management exited its position in Schlumberger in March 2022, since 2020, the company was among the Fund component’s highest-returning securities. Schlumberger is a leading global supplier of technology, equipment, integrated project management, and information solutions to the global oil and gas exploration and production industry.

MassMutual Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

T. Rowe Price believes that many economic signals that have been accurate recession warnings in the past were, at the close of the fiscal year, indicating a likely recession. Among them: global manufacturing activity fell fast; stock market returns tumbled; and the inverted Treasury yield curve was showing that long-term growth and inflation expectations were waning as the Federal Reserve raised short-term interest rates. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.) In Fund management’s view, however, if a recession is coming, it could be an unusual one. Over the last few months, the economy has created about two to three times the number of jobs as compared with the pre-pandemic average. As of the end of the fiscal year, economists were struggling with historical comparisons because the United States had never had such an extraordinary level of job openings with unemployment this low (3.7% in August 2022) – in T. Rowe Price’s opinion, this is an example of a pandemic-related distortion. Fund management believes, on the other hand, that several other pre-recession signals were, at fiscal year-end, mitigating the likelihood of a recession: U.S. manufacturing activity (as measured by the Purchasing Managers’ Index), earnings surprises, nominal consumption growth, and leverage, while trending negative, were not near historical pre-recession levels.

The Loomis Sayles investment process is generally characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of the process typically leads to a lower turnover portfolio, where sector positioning is the result of stock selection. At the end of the fiscal year, the Loomis Sayles Fund component held overweight allocations to the communication services, health care, industrial, and financial sectors – and underweight allocations to the information technology, consumer staples, and consumer discretionary sectors. As of September 30, 2022, Loomis Sayles held no positions in the real estate, energy, materials, or utilities sectors.

MassMutual Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 9/30/22
Amazon.com, Inc.	8.8%
Microsoft Corp.	7.5%
Alphabet, Inc. Class C	6.6%
Visa, Inc. Class A	4.6%
Tesla, Inc.	4.6%
Apple, Inc.	4.3%
Meta Platforms, Inc. Class A	3.5%
NVIDIA Corp.	3.2%
Alphabet, Inc. Class A	2.7%
UnitedHealth Group, Inc.	2.6%
48.4%

MassMutual Blue Chip Growth Fund Sector Table (% of Net Assets) on 9/30/22
Communications	29.0%
Technology	28.5%
Consumer, Non-cyclical	19.9%
Consumer, Cyclical	9.5%
Financial	8.1%
Industrial	4.1%
Basic Materials	0.5%
Mutual Funds	0.2%
Total Long-Term Investments	99.8%
Short-Term Investments and Other Assets and Liabilities	0.2%
Net Assets	100.0%

MassMutual Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	-31.96%	7.44%		10.15%
Class R5	06/01/2001	-32.04%	7.32%	12.08%
Service Class	06/01/2001	-32.12%	7.21%	11.98%
Administrative Class	06/01/2001	-32.16%	7.12%	11.86%
Class R4	04/01/2014	-32.26%	6.96%		9.66%
Class A	06/01/2001	-32.34%	6.84%	11.58%
Class A (sales load deducted)*	06/01/2001	-36.06%	5.64%	10.95%
Class R3	12/31/2002	-32.41%	6.69%	11.40%
Russell 1000 Growth Index#		-22.59%	12.17%	13.70%	12.45%
S&P 500 Index		-15.47%	9.24%	11.70%	10.02%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Growth Opportunities Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Growth Opportunities Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of U.S. companies that the Fund’s subadvisers believe offer the potential for long-term growth. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadvisers are Sands Capital Management, LLC (Sands Capital), which managed approximately 50% of the Fund’s portfolio; and Jackson Square Partners, LLC (Jackson Square), which was responsible for approximately 50% of the Fund’s portfolio, as of September 30, 2022.

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class R5 shares returned -47.21%, significantly underperforming the -22.59% return of the Russell 1000® Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ended September 30, 2022, the Sands Capital component of the Fund primarily suffered from less-than-favorable security selection. Fund component holdings that were the largest individual detractors from performance, relative to the benchmark, were Sea, a Southeast Asia internet-based provider of ecommerce and digital financial services; Block, a digital financial services pioneer; Match Group, a leader in online dating applications; Shopify, a leading global ecommerce platform enabling the next generation of retail; and Twilio, a leading software-enabled communications platform. On the other hand, the Fund component holdings that drove Sands Capital’s performance during the fiscal year included Sarepta Therapeutics, a developer of therapies for rare neuromuscular diseases; CoStar Group, a provider of data, analytics, and online marketplaces to the U.S. commercial real estate industry; Zillow, a leading digital-services provider for the real estate industry; Datadog, a provider of key monitoring and observability capabilities to support modern cloud infrastructure; and Zoetis, a global leader in the development, manufacturing, and commercialization of animal-health medicines for livestock and companion animals.

Within the Jackson Square component of the Fund, disruptors such as Fund component holding Twilio Inc., a cloud communications platform, were a source of underperformance during the period. These names faced macro headwinds from rising interest rates. Additionally, disruptors experienced a growth rotation during the fiscal year that saw the subset generally trade in a highly correlated fashion, regardless of underlying fundamentals and despite these stocks having different business models, end markets, and growth drivers. Fund component holdings in the health care sector also detracted from performance. Within that market segment, Fund component holdings such as 10X Genomics, a provider of instruments and consumables for genomic sequencing of single cells, and Align Technology, a global leader in clear teeth aligners for treating malocclusion, detracted from performance. More defensive holdings such as Waste Management Inc., a provider of waste management and recycling services, and Canadian Pacific Railway Limited, a Class 1 railway spanning from Canada to Mexico, benefited from the market rotation during the period and contributed to performance.

Subadviser outlook

In Sands Capital’s view, the past 12 months represent the most challenging period of relative performance in its Fund component’s history. Nevertheless, in their view, as of the end of the fiscal year, the poor sentiment in equity markets conflicted with recent earnings results and the favorable long-term outlook of the Fund component’s holdings. Sands Capital believes that this potentially presents an opportunity. They believe that an increasingly challenging macroeconomic environment could enable their Fund component holdings to improve their competitive positions.

Jackson Square expects inflation and interest rates to continue to drive market volatility. Jackson Square expects to pay particular attention to certain market characteristics, including 1) compressing consumer spending, particularly on the lower end of the income spectrum, with a continuation of the trend shifting from goods to services; 2) slowing business investment; and 3) softening labor markets. They believe company fundamentals, quality, and resiliency will become increasingly important moving forward.

MassMutual Growth Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Growth Opportunities Fund Largest Holdings (% of Net Assets) on 9/30/22
Amazon.com, Inc.	8.9%
Visa, Inc. Class A	7.3%
Microsoft Corp.	5.9%
ServiceNow, Inc.	5.6%
Uber Technologies, Inc.	4.0%
Edwards Lifesciences Corp.	3.8%
Mastercard, Inc. Class A	3.4%
Snowflake, Inc. Class A	3.2%
DexCom, Inc.	3.1%
Atlassian Corp. PLC Class A	2.7%
47.9%

MassMutual Growth Opportunities Fund Sector Table (% of Net Assets) on 9/30/22
Technology	30.9%
Communications	26.0%
Consumer, Non-cyclical	19.6%
Financial	11.9%
Industrial	5.8%
Consumer, Cyclical	3.9%
Mutual Funds	2.9%
Total Long-Term Investments	101.0%
Short-Term Investments and Other Assets and Liabilities	(1.0)%
Net Assets	100.0%

MassMutual Growth Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 12/07/2011	Since Inception 04/01/2014
Class I	12/07/2011	-47.25%	4.80%		10.24%
Class R5	05/01/2000	-47.21%	4.74%	8.98%
Service Class	05/01/2000	-47.38%	4.60%	8.86%
Administrative Class	05/01/2000	-47.40%	4.50%	8.74%
Class R4	04/01/2014	-47.38%	4.36%			6.22%
Class A	05/01/2000	-47.50%	4.25%	8.48%
Class A (sales load deducted)*	05/01/2000	-50.38%	3.07%	7.87%
Class R3	12/31/2002	-47.66%	4.10%	8.29%
Russell 1000 Growth Index		-22.59%	12.17%	13.70%	14.13%	12.45%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Mid Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Mid Cap Value Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of mid-cap companies. The Fund’s subadvisers are American Century Investment Management, Inc. (American Century), which managed approximately 35% of the Fund’s portfolio; PanAgora Asset Management, Inc. (PanAgora), which oversaw approximately 30% of the Fund’s portfolio; and Thompson, Siegel & Walmsley LLC (TSW), which was responsible for approximately 35% of the Fund’s portfolio, as of September 30, 2022.

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class R5 shares returned -9.51%, outperforming the -13.56% return of the Russell Midcap® Value Index (the “benchmark”), which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ended September 30, 2022, within the American Century component of the Fund, security selection in the consumer discretionary sector (and the multiline retail industry in particular) supported the Fund component’s performance, relative to the benchmark. Within that sector, discount retailer Dollar Tree was a top performer. Security selection in the financial sector also boosted relative results: Reinsurance Group of America and The Allstate Corp. were two Fund component holdings that contributed to returns. Conversely, security selection in the materials sector weighed on performance. In addition, not holding select benchmark names in the chemicals industry detracted from the Fund component’s relative performance. American Century generally buys foreign exchange forward hedge contracts to offset the inherent currency risks of holding foreign securities. Exposure to derivatives did add somewhat to performance during the fiscal year due to currency volatility. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Within the TSW segment of the Fund, the primary drivers of performance were Fund component holdings within the consumer discretionary, financial, and energy sectors. Within consumer discretionary, Dollar Tree, Inc., an operator of discount value stores, and LKQ Corp., a leading distributor of automotive aftermarket parts, were top contributors. In the financial sector, an overweight allocation to the insurance sector, relative to the benchmark, along with positive stock selection across the industry contributed to returns. Alleghany Corp., a primary insurer and reinsurer, was the Fund component’s top performing holding for the fiscal year. Arch Capital Group, a provider of property and casualty insurance and reinsurance, also contributed to the Fund’s performance. Within the energy sector, an overweight allocation and favorable stock selection contributed to relative returns. Fund component holdings within the telecommunications and basic materials sectors detracted from relative performance. In telecommunications, Liberty Broadband Corp. and Dish Network Corp. were the primary detractors. Within basic materials, an underweight allocation and Fund component holding Cleveland-Cliffs were the primary detractors.

For the Fund’s PanAgora component, strong stock selection within the health care sector was the primary driver of performance for the period. The top contributor was an overweight position in the strong-performing McKesson Corp., an American company that is a distributor of pharmaceuticals and a provider of health information technology, medical supplies, and care management tools. The company’s share price advanced over 64% during the fiscal year. Materials was the second top sector contributor for the period. There, PanAgora’s overweight position in CF Industries Holdings Inc., a North American manufacturer and distributor of agricultural fertilizers, benefited the Fund component, as that holding advanced 57% for the period. The top detractor for the period was the consumer discretionary sector, where stocks generally suffered due to supply chain issues. The largest hindrance within the sector was PanAgora’s overweight position in Garmin Ltd., which provides navigation, communications, and information devices. Its share price declined over 46% during the reporting period.

MassMutual Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

American Century plans to remain disciplined in these uncertain times. They expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates, and economic uncertainty. In addition, in American Century’s view, the ongoing Russia-Ukraine conflict has complicated an already-tense geopolitical backdrop. American Century plans to continue monitoring the evolving situation and to take advantage of favorable valuations that may arise in the face of continued volatility.

In TSW’s view, sentiment in the market continues to be bearish, driven primarily by ongoing recessionary concerns. TSW believes that factors contributing to pessimistic market outlook include the ongoing war between Russia and Ukraine, continued growth headwinds in China and other parts of the world, overall inflationary pressures, and more stressed financial markets. Nevertheless, TSW believes that mixed signals potentially point to improvements in specific aspects of the global supply chain – and even signs of inflationary pressures potentially easing for specific goods and services. In TSW’s observation as of the end of the fiscal quarter, the focus continued to be on central banks and their ability to dampen inflation without causing a hard landing. TSW ultimately expects overall uncertainty and volatility to remain elevated.

For PanAgora, their focus on company fundamentals plays a critical role during periods of market turbulence. They believe that their preference for companies that are profitable, well managed, and competitive in their industry will allow their Fund component to have the potential to prevail in periods of extreme market stress. In their ongoing search for investment opportunities, they research new data sources in an effort to find those that are undiscovered by competitors.

MassMutual Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Mid Cap Value Fund Largest Holdings (% of Net Assets) on 9/30/22
Northern Trust Corp.	1.4%
The Allstate Corp.	1.4%
AmerisourceBergen Corp.	1.3%
Zimmer Biomet Holdings, Inc.	1.3%
Quest Diagnostics, Inc.	1.2%
Laboratory Corp. of America Holdings	1.2%
Huntington Ingalls Industries, Inc.	1.2%
Alleghany Corp.	1.2%
Dollar Tree, Inc.	1.2%
Henry Schein, Inc.	1.1%
12.5%

MassMutual Mid Cap Value Fund Sector Table (% of Net Assets) on 9/30/22
Financial	27.2%
Consumer, Non-cyclical	19.3%
Industrial	12.7%
Utilities	9.0%
Consumer, Cyclical	8.6%
Communications	7.2%
Energy	6.3%
Basic Materials	3.4%
Technology	3.2%
Mutual Funds	0.7%
Total Long-Term Investments	97.6%
Short-Term Investments and Other Assets and Liabilities	2.4%
Net Assets	100.0%

MassMutual Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	12/07/2011	-9.37%	4.88%
Class R5	08/29/2006	-9.51%	4.77%	8.48%
Service Class	08/29/2006	-9.60%	4.65%	8.37%
Administrative Class	08/29/2006	-9.63%	4.58%	8.26%
Class R4	04/01/2014	-9.79%	4.42%		5.42%
Class A	08/29/2006	-9.87%	4.30%	7.98%
Class A (sales load deducted)*	08/29/2006	-14.83%	3.12%	7.37%
Class R3	08/29/2006	-9.96%	4.17%	7.81%
Russell Midcap Value Index		-13.56%	4.76%	9.44%	6.36%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Small Cap Value Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks to maximize total return through investment primarily in small capitalization equity securities that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company LLP (Wellington Management), which managed approximately 56% of the Fund’s portfolio; and Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), which was responsible for approximately 44% of the Fund’s portfolio, as of September 30, 2022.

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class R5 shares returned -13.61%, outperforming the -17.69% return of the Russell 2000 Value Index (the “benchmark”), which measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

In the Wellington Management segment of the Fund, strong security selection in the health care, consumer discretionary, and information technology sectors was the primary driver of the Fund component’s outperformance of the benchmark. This was partially offset by weaker stock selection in the consumer staples, materials, and real estate sectors. Sector allocation, a residual of Wellington Management’s bottom-up stock selection process, detracted from relative performance. An underweight allocation to the energy sector detracted but was partially offset by an underweight allocation to the communication services sector and an overweight allocation to the materials sector. With respect to specific Fund component holdings, among the top relative contributors for the period were Huron Consulting (industrials sector) and Haemonetics (health care sector). Shares of Huron Consulting, a consulting company with large practices focused on health care and education, rose during the period due to improving fundamentals and management raising the company’s 2022 guidance. Shares of Haemonetics – a global health care company that engages in the development and distribution of hematology products and services – rose, as management reported strong earnings results over the last several quarters. Among the top relative detractors for the period were Spectrum Brands Holdings (consumer staples sector) and Tyman (industrials sector). Shares of Spectrum Brands Holdings, a consumer products and home essentials company, declined on weaker retail sales and profits – and the risk that the sale of the company’s Home & Hardware division to Assa Abloy will not be allowed to proceed. Shares of Tyman, a manufacturer of door and window components for the residential and commercial construction industry, were weak due to temporary supply chain constraints and concerns about future North American housing construction.

Within the Barrow Hanley component of the Fund, both an overweight allocation to the materials sector, and favorable stock selection within that market segment, were particularly notable. With respect to specific Fund component holdings, specialty materials producer ATI, Inc. (previously Allegheny Technologies Incorporated), a holding since 2016, had the greatest attribution of any single holding, returning more than 59% over the past 12 months. During the reporting period, two other Fund component holdings with significantly positive attributions, Cornerstone Building Brands Inc. and Rogers Corporation (a specialty engineered materials company), were purchased at significant premiums to their share prices. On the downside, Fund component holdings in economically sensitive sectors – such as consumer discretionary, industrial, information technology, and materials (which the Barrow Hanley component of the Fund typically has heavy exposure to due to their higher longer-term return potential) – detracted from the Fund component’s performance during the fiscal year.

Subadviser outlook

Wellington Management’s investment approach emphasizes individual stock selection; sector weights are a residual of their bottom-up investment process. However, Fund management does regularly consider diversification across economic sectors and industries, and continually monitors portfolio risk. Based on their three- to five-year time horizon, Wellington Management believes they will be able to continue to find attractively valued investment opportunities created by the inefficiencies frequently

MassMutual Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

found among small- and mid-cap companies. At the end of the fiscal year, the Wellington Management Fund component had its largest overweight allocations to the materials, information technology, and consumer discretionary sectors. The Fund component was most significantly underweight in the health care, real estate, and energy sectors at fiscal year-end.

Barrow Hanley notes that, as a matter of policy, they do not forecast absolute returns. Instead, regardless of market conditions, they attempt to provide for maximum possible relative returns. Consistent with this objective, Barrow Hanley believes that the market’s desire for certainty and the “company of the crowd” will tend to provide a high level of individual stock-specific opportunity for longer-term, lower-risk investing. Barrow Hanley believes that, when this occurs, those with the discipline to remain apart from the crowd and seek out unpopular opportunities could benefit disproportionately.

MassMutual Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Small Cap Value Equity Fund Largest Holdings (% of Net Assets) on 9/30/22
ATI, Inc.	2.0%
Super Micro Computer, Inc.	2.0%
Darling Ingredients, Inc.	1.9%
Texas Capital Bancshares, Inc.	1.8%
OFG Bancorp	1.7%
Gentherm, Inc.	1.7%
WillScot Mobile Mini Holdings Corp.	1.7%
Air Transport Services Group, Inc.	1.6%
Old National Bancorp	1.5%
Cabot Corp.	1.5%
17.4%

MassMutual Small Cap Value Equity Fund Sector Table (% of Net Assets) on 9/30/22
Financial	23.8%
Industrial	22.5%
Consumer, Non-cyclical	14.5%
Consumer, Cyclical	11.5%
Technology	9.1%
Basic Materials	8.4%
Communications	3.8%
Energy	2.0%
Utilities	1.5%
Mutual Funds	0.5%
Total Long-Term Investments	97.6%
Short-Term Investments and Other Assets and Liabilities	2.4%
Net Assets	100.0%

MassMutual Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	-13.54%	3.46%		5.46%
Class R5	03/31/2006	-13.61%	3.36%	8.77%
Service Class	03/31/2006	-13.72%	3.26%	8.66%
Administrative Class	03/31/2006	-13.80%	3.16%	8.54%
Class R4	04/01/2014	-13.99%	2.98%		4.99%
Class A	03/31/2006	-14.05%	2.89%	8.26%
Class A (sales load deducted)*	03/31/2006	-18.78%	1.73%	7.65%
Class R3	04/01/2014	-14.19%	2.72%		4.72%
Russell 2000 Value Index		-17.69%	2.87%	7.94%	5.05%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Small Company Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Small Company Value Fund, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies that the Fund’s subadvisers consider to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are AllianceBernstein L.P. (AllianceBernstein), which managed approximately 68% of the Fund’s portfolio; and American Century Investment Management, Inc. (American Century), which was responsible for approximately 32% of the Fund’s portfolio, as of September 30, 2022.

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class R5 shares returned -19.35%, underperforming the -17.69% return of the Russell 2000 Value Index (the “benchmark”), which measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted. The Fund outperformed the -23.50% return of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ended September 30, 2022, with respect to the AllianceBernstein component of the Fund, both sector selection and security selection detracted from relative performance. An underweight to the energy sector detracted, more than offsetting an underweight to health care, which contributed. Security selection in the industrial sector hampered returns, while Fund component holdings in the financial sector contributed. With respect to specific Fund component holdings, Hain Celestial (an American food company whose main focus is natural foods) detracted after it reported a weak first-quarter 2022 and missed expectations with continued cost inflation, supply-chain headwinds, and weakness in European consumer spending. Nomad Foods, a European frozen foods company, also detracted after reporting second-quarter 2022 results. Amusement park operator Six Flags also hindered performance after reporting its first-quarter 2022 results, which included attendance volumes that were down 22% from pre-pandemic levels. With respect to Fund component holdings that contributed to returns, HF Sinclair, an oil refiner and manufacturer of lubricants, benefited from a sharp increase in refining margins, driven by turmoil in the energy markets after the Russian invasion of Ukraine. Health care data analytics company Change Healthcare contributed after it reported stronger-than-expected revenue – and improved terms for its pending acquisition by UnitedHealth Group. Behavioral health care provider Acadia Healthcare contributed after posting positive earnings results throughout the fiscal year.

Within the American Century segment of the Fund, positioning in the energy sector was the primary detractor from performance. The Fund’s underweight allocation to energy hampered returns, as did stock selection within the sector. Most of the drag on performance occurred in the oil, gas, and consumable fuels industry. The information technology sector also detracted from performance. A large overweight to the sector hindered returns, as did stock selection within the market segment. Fund component holdings in the communications equipment industry detracted from performance. An overweight to Avaya Holdings, a cloud communications company, proved especially unfavorable. In the software industry, Fund component holding Teradata, a cloud database firm that was not represented in the benchmark during the fiscal period, also proved detrimental. Turning to the positive, the financial sector was the leading contributor to performance, with stock selection providing the bulk of the return. Avoiding the mortgage real estate investment trust (REIT) industry was also beneficial for the Fund component. Returns in the insurance industry stemmed mostly from American Century’s position in Axis Capital Holdings, a reinsurance company. In the banking industry, a significantly overweight allocation was advantageous. In particular, an overweight allocation to SouthState, a South Carolina-based bank, and a position in FNB, a bank holding company based in Pennsylvania that was not in the benchmark during the fiscal period, were leading contributors. American Century’s positioning in the health care sector also added to relative returns. The primary contributing factor was a decision to avoid exposure to the biotechnology industry. Fund component holdings in the health care providers and services industry also enhanced performance, where a lack of exposure to Invitae, a medical testing firm, proved advantageous. The American Century Fund component’s exposure to derivatives did not have a

MassMutual Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

material effect on performance during the period. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Subadviser outlook

AllianceBernstein observes that, as of the end of the fiscal year, markets remained focused on multiple challenges that may impact how much companies will earn and the appropriate multiple to pay for those earnings. In AllianceBernstein’s view, these challenges include supply-chain bottlenecks, cost inflation, and a concern that Federal Reserve interest rate increases may lead to a recession. Stock prices have gyrated as investors have tried to assess which combination of risks will prevail. Overall, in AllianceBernstein’s view, the market seems to have assumed that tougher times are ahead. Fund management sees the potential for challenges in the future, as the global economy undergoes dramatic structural changes in areas like supply-chain onshoring and energy security. As longer-term value investors, AllianceBernstein plans to focus on those companies that combine high quality with strong business models – and can thrive in the new economy that lies ahead.

At the end of the fiscal year, American Century was maintaining a large overweight in the information technology sector – on the view that valuations are attractive due to cyclical reasons, trade war fears, operational miscues, and the conflict in Ukraine. Their Fund component was also overweight in the industrial sector – with Fund component holdings that include quality companies in machinery, distribution, and commercial services, many of which have maintained their pricing power during the inflationary environment. Fund management also views the consumer discretionary sector as attractive, and throughout the fiscal year, the American Century Fund component’s overweight allocation to that sector was dispersed across higher-quality specialty retailers, leisure product manufacturers, attractively valued restaurant and leisure companies, and household durables providers. While many have underperformed recently, Fund management believes that such companies will generate strong results in various economic environments.

MassMutual Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Small Company Value Fund Largest Holdings (% of Net Assets) on 9/30/22
First BanCorp	1.9%
BankUnited, Inc.	1.5%
Pacific Premier Bancorp, Inc.	1.5%
Change Healthcare, Inc.	1.2%
Belden, Inc.	1.2%
Texas Capital Bancshares, Inc.	1.2%
Selective Insurance Group, Inc.	1.2%
ArcBest Corp.	1.1%
IDACORP, Inc.	1.1%
Independent Bank Group, Inc.	1.1%
13.0%

MassMutual Small Company Value Fund Sector Table (% of Net Assets) on 9/30/22
Financial	36.9%
Consumer, Cyclical	17.2%
Industrial	16.2%
Consumer, Non-cyclical	11.6%
Technology	5.9%
Energy	3.7%
Basic Materials	3.3%
Utilities	2.3%
Communications	2.2%
Mutual Funds	1.6%
Total Long-Term Investments	100.9%
Short-Term Investments and Other Assets and Liabilities	(0.9)%
Net Assets	100.0%

MassMutual Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	11/15/2010	-19.24%	3.16%	7.74%
Class R5	12/31/2001	-19.35%	3.06%	7.61%
Service Class	12/31/2001	-19.41%	2.96%	7.51%
Administrative Class	12/31/2001	-19.50%	2.86%	7.40%
Class R4	04/01/2014	-19.62%	2.70%		4.38%
Class A	12/31/2001	-19.76%	2.57%	7.12%
Class A (sales load deducted)*	12/31/2001	-24.17%	1.42%	6.52%
Class R3	12/31/2002	-19.84%	2.42%	6.94%
Russell 2000 Value Index#		-17.69%	2.87%	7.94%	5.05%
Russell 2000 Index		-23.50%	3.55%	8.55%	5.60%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Mid Cap Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Mid Cap Growth Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers believe offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s subadvisers expect to grow at a faster rate than the average company. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which managed approximately 76% of the Fund’s portfolio; and Frontier Capital Management Company, LLC (Frontier), which was responsible for approximately 24% of the Fund’s portfolio, as of September 30, 2022. In addition, T. Rowe Price Investment Management, Inc. serves as a sub-subadviser for the portion of the portfolio subadvised by T. Rowe Price.

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class R5 shares returned -26.76%, outperforming the -29.50% return of the Russell Midcap® Growth Index (the “benchmark”), which measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ended September 30, 2022, within the T. Rowe Price component of the Fund, both stock selection and sector allocation drove the Fund component’s outperformance. Favorable stock selection in the health care sector contributed to relative results. With respect to specific Fund component holdings, while Hologic, a medical technology company primarily focused on women’s health, declined in performance during the fiscal year, it performed well relative to its sector peers, and the company exhibited broad-based strength during the period. Within the consumer discretionary sector, Dollar General shares advanced, as the company benefited from consumers’ renewed focus on discounted goods. Security selection and an underweight allocation to the communication services sector further boosted T. Rowe Price’s relative performance for the period. On the downside, an underweight allocation to the energy sector detracted from relative returns, but this was offset by strong stock selection in that market segment. The materials sector also detracted due to unfavorable stock selection, but this was partially offset by an overweight position. Shares of Ball, a leading global manufacturer of aluminum packaging products, declined on weaker results and lowered 2022 guidance due to numerous headwinds, including inflationary pressures, a severe recession in Brazil, and the closure of its Russia-based business. The T. Rowe Price component of the Fund held warrants during the period, which had a negligible impact on performance. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Adverse sector allocation that neutralized favorable stock selection challenged the Frontier component of the Fund during the fiscal year. The Fund component’s underweight allocations to the energy and consumer staples sectors, the top two performing market segments, accounted for most of the allocation headwind, as investors reached for an inflation hedge on the one hand – and safety on the other. Stock selection was the strongest in the technology sector, followed by consumer discretionary and health care, with partial offsets coming from Fund component holdings in energy and telecommunications. With respect to specific Fund component holdings, network security software provider Palo Alto Networks Inc. benefited from a strong product cycle, share gains, and heightened customer awareness against security breaches. Semiconductor supplier Wolfspeed Inc. reported improving sales and raised its long-term revenue forecast by a third based on expanding manufacturing capacity and accelerating share gains in the electrical vehicle market. In the consumer discretionary sector, toy maker Mattel Inc. reported significantly better-than-expected results. Discount retailer Dollar General Corporation posted same-store sales above Wall Street’s estimates and raised its annual revenue target. Signify Health Inc. rose sharply, as CVS Health Corporation agreed to buy the value-based care provider for a 78% premium. Together, these contributions overcame the headwinds from economically sensitive Fund component holdings – such as Caesars Entertainment, Inc. (an American hotel and casino entertainment company); Block, Inc. (an American multinational technology conglomerate); and SVB Financial Group (a holding company that provides banking and financial services), all of which underperformed in the rising interest rate environment.

MassMutual Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

In T. Rowe Price’s view, investors in the United States continue to live and invest in an unprecedented macroeconomic environment. T. Rowe Price believes that the bear market in the U.S. that was present at the end of the fiscal year was particularly unusual in that it took place in conjunction with a tight labor market featuring record job openings and historically low unemployment. Looking ahead, T. Rowe Price believes that investors are likely to remain focused on whether the Federal Reserve (the “Fed”) can achieve a soft landing by taming inflation without sending the economy into recession. Outside of the U.S., Fund management believes that the probability of a recession is higher due to the implications of the Russian invasion of Ukraine, soaring energy prices, and persistent inflation. Regardless of the macroeconomic environment, Fund management’s focus remains on long-term outperformance. They expect to continue to seek out reasonably valued equities with strong fundamental underpinnings, while paying careful attention to risk and valuation relative to growth prospects.

In Frontier’s view, the probability of a recession has increased substantially, due to stubborn inflation and a more aggressive Fed, which seems determined to tame prices, even at the expense of economic growth. Fund management believes that the substantial decline in the benchmark partly reflects the impending slump. On the brighter side, Frontier believes that the combination of lower demand and loosening supply has the potential to reduce inflation. Price declines, as of September 30, 2022, were already visible in categories ranging from rents and home values to commodities and autos. At the same time, in Frontier’s opinion, the ongoing market correction places U.S. equities on a firmer footing by driving out excess speculation and potentially setting the stage for the next expansion.

MassMutual Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Mid Cap Growth Fund Largest Holdings (% of Net Assets) on 9/30/22
Hologic, Inc.	2.5%
Microchip Technology, Inc.	2.4%
Agilent Technologies, Inc.	2.1%
Textron, Inc.	1.8%
Teleflex, Inc.	1.7%
Ingersoll Rand, Inc.	1.7%
Marvell Technology, Inc.	1.7%
Dollar General Corp.	1.5%
KLA Corp.	1.5%
Chipotle Mexican Grill, Inc.	1.3%
18.2%

MassMutual Mid Cap Growth Fund Sector Table (% of Net Assets) on 9/30/22
Consumer, Non-cyclical	30.1%
Technology	19.4%
Industrial	16.7%
Consumer, Cyclical	15.5%
Financial	6.3%
Communications	4.5%
Energy	3.2%
Basic Materials	0.8%
Mutual Funds	0.5%
Total Long-Term Investments	97.0%
Short-Term Investments and Other Assets and Liabilities	3.0%
Net Assets	100.0%

MassMutual Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	11/15/2010	-26.68%	6.47%	11.15%
Class R5	06/01/2000	-26.76%	6.36%	11.04%
Service Class	06/01/2000	-26.85%	6.25%	10.93%
Administrative Class	06/01/2000	-26.93%	6.14%	10.81%
Class R4	04/01/2014	-26.98%	5.99%		8.08%
Class A	06/01/2000	-27.06%	5.89%	10.53%
Class A (sales load deducted)*	06/01/2000	-31.07%	4.69%	9.91%
Class R3	12/31/2002	-27.22%	5.72%	10.34%
Russell Midcap Growth Index		-29.50%	7.62%	10.85%	8.43%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Small Cap Growth Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company LLP (Wellington Management), which managed approximately 60% of the Fund’s portfolio; and Invesco Advisers, Inc. (Invesco Advisers), which oversaw approximately 40% of the Fund’s portfolio, as of September 30, 2022.

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class R5 shares returned -26.73%, outperforming the -29.27% return of the Russell 2000 Growth Index (the “benchmark”), which measures the performance of the small-cap growth segment of the U.S. equity universe. It includes Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted. The Fund underperformed the -23.50% return of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

In the Wellington Management component of the Fund, strong security selection in the health care and industrial sectors was the primary driver of the Fund component’s outperformance of the benchmark for the one-year period ended September 30, 2022. This was partially offset by weaker stock selection within the communication services, health care, and information technology sectors. With regard to specific Fund component holdings, among the top relative contributors were Fluor (industrial sector) and Viper Energy Partners (energy sector). Shares of Fluor ended the period higher after the engineering and construction firm reported fourth-quarter 2021 adjusted earnings per share (EPS) levels above expectations. The company also provided strong 2022 EPS guidance. Shares of Viper Energy Partners ended the period higher after the mineral rights company reported strong fourth-quarter 2021 adjusted earnings, beating consensus estimates. Among the top relative detractors for the period were Bandwidth (communication services sector) and Rapid7 (information technology sector). The share price of Bandwidth, a cloud-based communication services company, fell over the period after management released disappointing 2022 guidance. The company suffered a Distributed Denial of Service (DDoS) attack in third-quarter 2021 and Fund management eliminated the position during the period, given gross margin pressure and a reduced growth outlook for the company. Rapid7 shares fell during the period as the company shared second-quarter 2022 results. Demand in the vulnerability management segment softened during the quarter and the company sold off, along with the software sector more broadly, given the rising interest rate environment and multiple contractions that impacted the broader industry.

With respect to the Invesco Advisers component of the Fund, strong stock selection in the financial sector contributed to the Fund component’s performance for the fiscal year ended September 30, 2022. The major detractor from performance was weaker stock selection in the consumer staples, consumer discretionary, and industrial sectors. Fund component holdings that were among the top-performing stocks included Shockwave Medical, LPL Financial, and WillScot Mobile Mini. Shockwave Medical, a cardiovascular medical device company, reported multiple quarters of substantial upside due to continued fast-paced adoption of their technology used to remove calcified lesions in patients with heart disease. LPL Financial offers technology, brokerage, and investment advisory services through business relationships with many types of financial advisors. They reported another strong quarter for second-quarter 2022. Throughout the fiscal year, LPL Financial benefitted from higher interest rates; they continued to hire new advisors at a fast pace, which helped to grow overall assets under management. WillScot Mobile Mini provides modular and portable storage services. The company reported solid second-quarter 2022 revenue and EBITDA that beat consensus estimates, and it also raised its 2022 guidance. (Earnings before interest, tax, depreciation, and amortization (EBITDA) is a measure of a company’s operating performance.) Fund component holdings that were top detractors from performance included Kornit Digital, Tandem Diabetes Care, and Boot Barn. Kornit Digital develops, manufactures, and markets

MassMutual Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

industrial and commercial printing solutions for the garment, apparel, and textiles industries. The stock declined in the second quarter of 2022 as a result of reduced consumer spending, which caused management to lower its guidance. Tandem Diabetes Care is a medical device company for the treatment of diabetes. The company reported mixed financial results during the second quarter of 2022. The stock lagged on growing fear of competition in the diabetes pump sector. Boot Barn detracted from performance in the third quarter of 2022 as its inventories were elevated – and its guidance fell short of Wall Street estimates.

Subadviser outlook

In Wellington Management’s view, this past fiscal year has been categorized by heightened market volatility, spurred on by a steady slate of macro cross-currents, ranging from record inflation to persistent supply chain challenges and Russia’s invasion of Ukraine. In Wellington Management’s observation, markets ended the period lower, as investors braced for a recession; however, as of the end of the fiscal period, the timing and magnitude are still unknown, as market participants weigh the impacts of persistent inflation, recession, and the Federal Reserve’s (the “Fed”) reactionary function. As a result, stocks within the Wellington Management Fund component were prone to trading on narrative rather than fundamentals during the period. Given this uncertainty, Fund management remains disciplined within their upside/downside valuation framework – and expects to position the portfolio to be balanced, yet in a position to potentially recover when markets begin to turn positive. At the end of the fiscal year, the Wellington Management Fund component had its largest overweight allocation to the real estate, industrial, and energy sectors, and its most significant underweight allocation to the information technology, financial, and consumer discretionary sectors.

In Invesco Advisers’ view, as the final quarter of 2022 begins, financial markets remain unusually volatile as a complex global scenario unfolds. In Invesco Advisers’ observation, the market’s primary focus is on aggressive Fed monetary policy tightening to address excessive inflation, and how much harm such tightening may inflict on gross domestic product (GDP) and corporate earnings. GDP fell at a -1.6% annual rate in the second quarter of 2022, so the likelihood of a hard landing increased. Meanwhile, as of the end of the fiscal period, rising interest rates, commodity, labor, and supply chain costs were weighing on corporate margins. Although Fund management has sought to defend against this hostile macroeconomic picture with a defensive portfolio strategy in recent months, they are alert to the eventual return of favorable conditions on the road ahead. There has been a sizable valuation reset in growth stock valuations this year, which has, in Invesco Advisers’ view, improved the risk/reward trade-off.

MassMutual Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 9/30/22
Chart Industries, Inc.	1.7%
WillScot Mobile Mini Holdings Corp.	1.4%
Casella Waste Systems, Inc. Class A	1.4%
Manhattan Associates, Inc.	1.3%
Inspire Medical Systems, Inc.	1.2%
Calix, Inc.	1.1%
Acadia Healthcare Co., Inc.	1.1%
Globus Medical, Inc. Class A	1.1%
SM Energy Co.	1.0%
Livent Corp.	1.0%
12.3%

MassMutual Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 9/30/22
Consumer, Non-cyclical	29.0%
Industrial	16.0%
Technology	13.7%
Financial	13.3%
Consumer, Cyclical	9.4%
Energy	6.0%
Communications	3.6%
Mutual Funds	2.5%
Basic Materials	2.5%
Utilities	1.1%
Total Long-Term Investments	97.1%
Short-Term Investments and Other Assets and Liabilities	2.9%
Net Assets	100.0%

MassMutual Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	11/15/2010	-26.67%	8.60%	11.22%
Class R5	05/03/1999	-26.73%	8.49%	11.11%
Service Class	05/03/1999	-26.82%	8.38%	10.99%
Administrative Class	05/03/1999	-26.83%	8.28%	10.88%
Class R4	04/01/2014	-26.96%	8.13%		7.69%
Class A	05/03/1999	-27.06%	8.00%	10.59%
Class A (sales load deducted)*	05/03/1999	-31.07%	6.79%	9.97%
Class R3	12/31/2002	-27.10%	7.85%	10.41%
Russell 2000 Growth Index#		-29.27%	3.60%	8.81%	5.75%
Russell 2000 Index		-23.50%	3.55%	8.55%	5.60%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Overseas Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Overseas Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing in foreign equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of foreign companies, including companies located in Europe, Latin America, and Asia. The Fund may invest up to 25% of its total assets in equity securities of issuers in emerging markets. The Fund’s subadvisers are Massachusetts Financial Services Company (MFS), which was responsible for approximately 68% of the Fund’s portfolio; and Harris Associates L.P. (Harris), which oversaw approximately 32% of the Fund’s portfolio, as of September 30, 2022.

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class R5 shares returned -24.74%, outperforming the -25.13% return of the MSCI EAFE Index (the “benchmark”), which measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ended September 30, 2022, with respect to the MFS component of the Fund, stock selection in the information technology, financial, and consumer discretionary sectors contributed to performance relative to the benchmark. Within the information technology sector, not holding shares of lithography systems manufacturer for the semiconductor industry ASML (Netherlands) supported the Fund component’s relative results. Within the financial sector, overweight positions in stock exchange operator Deutsche Börse (Germany), banking services provider DBS Group (Singapore), and investment management and banking firm UBS (Switzerland) bolstered relative results. Within the consumer discretionary sector, an overweight position in food catering company Compass Group (United Kingdom) supported the Fund component’s relative performance. During the reporting period, the Fund component’s relative currency exposure, resulting primarily from differences between MFS’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance. Detracting from relative performance for the fiscal year was an underweight position and, to a lesser extent, stock selection within, the energy sector – where not owning shares of strong-performing global energy and petrochemicals company Shell (United Kingdom) and integrated energy and petroleum company TotalEnergies (France) hampered performance. Security selection in the materials sector also weakened relative results. Within that market segment, not owning shares of mining giant BHP Group (Australia) and an overweight position in paint and specialty chemicals manufacturer Akzo Nobel (Netherlands) hindered relative performance.

For the Harris Fund component of the Fund, Japan provided the best relative performance, due primarily to allocation effects, while stock selection also contributed. The Netherlands produced the next-best result, owing to stock selection effects in this geography – followed by Indonesia, where the underlying Fund component holding produced a positive absolute return. Holdings in Germany detracted the most from relative performance, predominantly driven by Harris’s higher exposure to the country relative to the benchmark. The next-largest negative relative results came from holdings in the U.K. and France. From a sector perspective, the materials sector furnished the best relative performance, due to positive outcomes from both stock selection as well as a greater-than-benchmark weighting. Fund component holdings in the technology and industrial sectors delivered the next best performance, due to a combination of weighting and stock selection effects. The financial sector supplied the largest negative relative result, due to stock selection effects, as nine of 13 underlying holdings lost value during the period. Fund component holdings in the consumer discretionary and communication services sectors produced the next-largest negative relative results for the period, due to a combination of weighting and stock selection effects. As of September 30, 2022, the Fund component no longer held any hedges or derivatives; however, over the past 12 months, hedges contributed to the Harris Fund component’s performance. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

MassMutual Overseas Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

MFS believes that, as of the end of the fiscal year, with central banks aggressively raising interest rates to combat stubbornly elevated inflation levels, Russia restricting its natural gas supply to Europe, and China continuing to enforce its Zero-COVID lockdown policy, it seems like a matter of when, not if, many company earnings decline from record levels. Composite leading indicators compiled by the Organization for Economic Co-operation and Development (OECD) during the fiscal year support this potential outcome. After suggesting expansionary economic activity just one year ago, the OECD’s global, developed markets and emerging markets leading indicators have all turned negative as of the end of the fiscal year. Although MFS believes that it is difficult to forecast how far earnings might decline from current levels, in MFS’s opinion, the companies in its Fund component’s portfolio have more pricing power, higher returns, and less volatile earnings than the market overall.

Harris observes that a variety of macroeconomic concerns pressured financial markets throughout the fiscal year. While Harris does not overlook the negative impacts that the war in Ukraine, tightening financial conditions, energy crisis, and volatile currencies will continue to have, Harris remains cognizant that a company’s value is generally derived from its longer-term cash flows, discounted back to the present day. As share prices fall across the board, Harris plans to focus on long-term normalized earning power at normalized discount rates, purchasing them at valuations below Fund management’s estimate of intrinsic value.

MassMutual Overseas Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Overseas Fund Largest Holdings (% of Net Assets) on 9/30/22
Nestle SA Registered	2.7%
Roche Holding AG	2.6%
Capgemini SE	2.0%
Schneider Electric SE	1.9%
SAP SE	1.8%
Bayer AG Registered	1.7%
Intesa Sanpaolo SpA	1.7%
Air Liquide SA	1.7%
LVMH Moet Hennessy Louis Vuitton SE	1.6%
Novo Nordisk A/S Class B	1.5%
19.2%

MassMutual Overseas Fund Sector Table (% of Net Assets) on 9/30/22
Consumer, Non-cyclical	29.2%
Financial	18.3%
Consumer, Cyclical	14.8%
Industrial	14.5%
Technology	7.6%
Basic Materials	5.5%
Communications	4.8%
Energy	1.6%
Utilities	0.8%
Mutual Funds	0.7%
Total Long-Term Investments	97.8%
Short-Term Investments and Other Assets and Liabilities	2.2%
Net Assets	100.0%

MassMutual Overseas Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	11/15/2010	-24.66%	-0.51%	4.29%
Class R5	05/01/2001	-24.74%	-0.61%	4.14%
Service Class	05/01/2001	-24.79%	-0.70%	4.06%
Administrative Class	05/01/2001	-24.93%	-0.81%	3.95%
Class R4	04/01/2014	-24.94%	-0.95%		1.08%
Class A	05/01/2001	-25.07%	-1.05%	3.69%
Class A (sales load deducted)*	05/01/2001	-29.19%	-2.17%	3.11%
Class R3	12/31/2002	-25.23%	-1.20%	3.50%
MSCI EAFE Index		-25.13%	-0.84%	3.67%	1.00%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Select T. Rowe Price International Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price International Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital growth and current income primarily through investments in non-U.S. stocks. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund normally invests in a number of different countries throughout the world and may purchase the stocks of companies of any size. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price). In addition, each of T. Rowe Price International Ltd, T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. serves as a sub-subadviser for the Fund.

Except as noted below, the MassMutual Select T. Rowe Price International Equity Fund has not been available for purchase by new or existing investors since October 29, 2020. The MassMutual Select T. Rowe Price Retirement Funds will continue to be able to purchase shares of the Fund. No other new or existing customers will be able to make purchases of the Fund, except that existing customers may continue to reinvest any dividends and capital gains distributions. Purchases of Fund shares may be further restricted or reopened in the future.

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class I shares returned -25.28%, underperforming the -25.17% return of the MSCI All Country World Index (ACWI) ex USA (the “benchmark”), which measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

T. Rowe Price takes a core approach to investing, which provides exposure to both growth and value styles of investing. For the fiscal year ended September 30, 2022, stock selection among the emerging markets stock and international developed value equity allocations detracted from relative returns, as the allocations lagged their respective benchmarks. Conversely, selection in the international developed growth and emerging markets value equity allocations lifted relative results. Tactical positioning had a mixed impact on results. An overweight allocation to international large-cap value equities, which outpaced growth equities for the period, was beneficial. However, an overweight allocation to emerging markets equities, which trailed international developed stocks, weighed on relative performance.

Within the emerging markets equity allocation, less-than-favorable stock selection in the financial sector detracted from relative results, driven by holdings in the banking industry. Weak stock selection in the communication services sector also had a negative impact on relative performance. Conversely, favorable stock selection in the real estate sector lifted relative results, led by the real estate management and development industry. From a country perspective, weak stock selection in India weighed on relative returns. However, positive stock selection in Hong Kong aided relative returns, although it was mostly offset by an overweight allocation.

The international equity value allocation underperformed, as unfavorable security selection, coupled with an overweight allocation to the information technology sector, weighed on relative performance, driven by holdings in the semiconductors and semiconductor equipment industry. Detrimental stock choices and an underweight allocation to the energy sector also held back relative results. However, favorable stock selection in the consumer staples sector added value, led by the food products industry. Regionally, stock selection in developed Europe was a notable detractor from relative performance, driven by underperforming shares in the United Kingdom. Conversely, out-of-benchmark exposure to Canada bolstered returns.

Within the international core equity allocation, security selection in the financial sector contributed to relative performance, led by holdings in the insurance industry. However, stock selection within the consumer discretionary sector weighed on relative returns, driven by holdings within the internet and direct marketing retail industry. The health care sector also hurt relative returns due to poor stock selection. Regionally, out-of-benchmark exposure to Canada proved beneficial. On the contrary, security selection within developed Europe detracted from relative results, driven by shares in the United Kingdom.

MassMutual Select T. Rowe Price International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

The international equity growth allocation posted negative absolute returns. Nevertheless, favorable stock selection in the industrial and business services sector significantly contributed to relative results, driven by holdings in the aerospace and defense industry. Strong stock choices, coupled with an overweight allocation in the financial sector, also bolstered relative performance. Conversely, stock selection in the health care sector held back relative returns, driven by holdings in the pharmaceuticals industry. Regionally, favorable stock selection in and an underweight allocation to Japan was a notable contributor to relative performance. However, unfavorable security selection in Latin America detracted, driven by exposure to Brazilian equities.

The emerging markets value equity allocation posted negative absolute returns, although strong security selection in the industrial and business services sector was a significant contributor to relative performance, led by holdings in the machinery industry. Favorable stock selection, coupled with an underweight allocation to the health care sector, also had a positive impact on relative returns. Conversely, unfavorable stock selection within the financial sector was a notable detractor from relative performance, led by holdings in the capital markets industry. From a regional perspective, security selection in Pacific ex-Japan contributed significantly to relative performance, led by Chinese shares. Conversely, selection in the emerging markets Europe, Middle East, and Africa (EMEA) region detracted from relative results.

During the fiscal year, the Fund held equity options and rights. The use of rights added slightly to performance, whereas the estimated return impact from employing equity options was negligible. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Subadviser outlook

T. Rowe Price notes that, as of the end of the fiscal year, valuations improved as risk assets pulled back from recent highs; however, in T. Rowe Price’s view uncertainty around corporate fundamentals suggests limited near-term upside, particularly as earnings estimates have not seen significant downward revision to reflect rising recession risks. Fund management continues to assess when to add to equities and other risk assets as they evaluate long-term valuations and early indications of stabilization or improvement in macroeconomic conditions. Given the range of potential paths for growth and inflation, Fund management expects its positioning to remain cautious, as they anticipate a firm commitment from major central banks to bring down inflation could result in a low ceiling for stocks in the near term – and could exacerbate economic contraction through over-tightening. In T. Rowe Price’s view, other key risks to global markets include the Russia-Ukraine conflict and the associated impact of energy supply shortages, which could weigh on European manufacturing, broader geopolitical instability, and unexpected supply chain disruption. They believe that such conditions contribute to a less compelling risk/reward trade-off between stocks and bonds or cash in the near term, and that a more modest allocation to equities may be prudent.

MassMutual Select T. Rowe Price International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price International Equity Fund Largest Holdings (% of Net Assets) on 9/30/22
Taiwan Semiconductor Manufacturing Co. Ltd.	2.3%
Samsung Electronics Co. Ltd.	1.6%
Roche Holding AG	1.6%
AstraZeneca PLC Sponsored ADR	1.5%
Nestle SA Registered	1.5%
Nippon Telegraph & Telephone Corp.	1.4%
ASML Holding NV	1.1%
TotalEnergies SE	0.9%
Sanofi	0.9%
Unilever PLC	0.9%
13.7%

MassMutual Select T. Rowe Price International Equity Fund Sector Table (% of Net Assets) on 9/30/22
Financial	22.7%
Consumer, Non-cyclical	22.2%
Consumer, Cyclical	10.9%
Industrial	10.7%
Communications	9.9%
Technology	9.4%
Basic Materials	5.2%
Energy	3.5%
Utilities	2.3%
Mutual Funds	2.0%
Total Long-Term Investments	98.8%
Short-Term Investments and Other Assets and Liabilities	1.2%
Net Assets	100.0%

MassMutual Select T. Rowe Price International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	Since Inception 02/09/2018
Class I	02/09/2018	-25.28%	-1.69%
MSCI ACWI ex USA		-25.17%	-1.64%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Total Return Bond Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
EQUITIES — 0.1%
COMMON STOCK — 0.1%
Communications — 0.1%
Telecommunications — 0.1%
Intelsat Emergence SA	16,754	$435,604

TOTAL COMMON STOCK (Cost $1,575,355)		435,604

TOTAL EQUITIES (Cost $1,575,355)		435,604
	Principal Amount
BONDS & NOTES — 116.8%
BANK LOANS — 2.2%
Aerospace & Defense — 0.1%
TransDigm, Inc.
2020 Term Loan E, 3 mo. USD LIBOR + 2.250%
5.924% VRN 5/30/25	$289,790	277,631
2020 Term Loan F, 3 mo. USD LIBOR + 2.250%
5.924% VRN 12/09/25	17,502	16,741
		294,372
Airlines — 0.0%
American Airlines, Inc., 2017 1st Lien Term Loan, 1 mo. USD LIBOR + 1.750%
4.871% VRN 1/29/27	86,864	79,697
United Airlines, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 3.750%
6.533% VRN 4/21/28	53,349	50,823
		130,520
Auto Parts & Equipment — 0.0%
Clarios Global LP, 2021 USD Term Loan B, 1 mo. USD LIBOR + 3.250%
6.365% VRN 4/30/26	211,302	199,416
Beverages — 0.0%
Naked Juice LLC, Term Loan, 3 mo. USD SOFR + 3.250%
6.903% VRN 1/24/29	90,825	83,066
Chemicals — 0.1%
Zep, Inc., 2017 1st Lien Term Loan, 3 mo. USD LIBOR + 4.000%
7.674% VRN 8/12/24	257,988	222,514

	Principal Amount	Value
Commercial Services — 0.1%
AI Aqua Merger Sub, Inc.
2022 Term Loan B,
0.000% 7/31/28 (a)	$80,329	$74,556
2022 Delayed Draw Term loan,
0.000% 7/31/28 (a)	18,257	16,944
Amentum Government Services Holdings LLC, Term Loan B, 3 mo. USD LIBOR + 4.000%, 6 mo. USD LIBOR + 4.000%
8.170% - 8.170% VRN 1/29/27	69,340	65,989
Element Materials Technology Group US Holdings, Inc.
2022 USD Delayed Draw Term Loan,
0.000% 7/06/29 (a) (b)	22,372	20,946
2022 USD Term Loan,
0.000% 7/06/29 (a)	48,472	45,382
Pre-Paid Legal Services, Inc., 2021 Term Loan, 3 mo. USD LIBOR + 3.750%
6.820% VRN 12/15/28	104,070	98,606
Prime Security Services Borrower, LLC, 2021 Term Loan, 1 mo. USD LIBOR + 2.750%
5.303% VRN 9/23/26	111,517	107,840
Safe Fleet Holdings LLC, 2022 Term Loan, 1 mo. USD SOFR CME + 3.750%
6.826% VRN 2/23/29	30,994	29,134
Spin Holdco, Inc., 2021 Term Loan, 3 mo. USD LIBOR + 4.000%
7.144% VRN 3/04/28	230,968	202,048
Trans Union, LLC, 2021 Term Loan B6, 1 mo. USD LIBOR + 2.250%
5.365% VRN 12/01/28	123,892	119,789
TruGreen Ltd. Partnership, 2020 Term Loan, 1 mo. USD LIBOR + 4.000%
7.115% VRN 11/02/27	57,339	54,042
		835,276
Computers — 0.0%
Peraton Corp., Term Loan B, 1 mo. USD LIBOR + 3.750%
6.865% VRN 2/01/28	70,467	66,662
Cosmetics & Personal Care — 0.0%
Sunshine Luxembourg VII SARL, 2021 Term Loan B3, 3 mo. USD LIBOR + 3.750%
7.424% VRN 10/01/26	115,428	107,124

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Diversified Financial Services — 0.1%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3, 1 mo. USD LIBOR + 1.750%
4.764% VRN 1/15/25	$70,325	$68,552
Deerfield Dakota Holding, LLC, 2020 USD Term Loan B, 1 mo. USD SOFR CME + 3.750%
6.784% VRN 4/09/27	141,408	133,160
Setanta Aircraft Leasing Designated Activity Co., Term Loan B, 3 mo. USD LIBOR + 2.000%
5.674% VRN 11/05/28	700,000	682,500
		884,212
Electronics — 0.0%
II-VI, Inc., 2022 Term Loan B, 1 mo. USD LIBOR + 2.750%
5.314% VRN 7/02/29	39,896	38,567
Ingram Micro, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 3.500%
7.174% VRN 6/30/28	128,212	124,686
		163,253
Entertainment — 0.0%
J&J Ventures Gaming, LLC, Term Loan, 3 mo. USD LIBOR + 4.000%
7.674% VRN 4/26/28	32,433	30,670
Penn National Gaming, Inc., 2022 Term Loan B, 1 mo. USD SOFR CME + 2.750%
5.884% VRN 5/03/29	53,067	50,929
Scientific Games International, Inc., 2022 USD Term Loan, 1 mo. USD SOFR CME + 3.000%
5.906% VRN 4/14/29	107,613	104,331
		185,930
Food — 0.0%
Hostess Brands LLC, 2019 Term Loan, 1 mo. USD LIBOR + 2.250%, 3 mo. USD LIBOR + 2.250%
5.056% - 5.365% VRN 8/03/25	191,681	184,999
Health Care – Products — 0.1%
Avantor Funding, Inc., 2021 Term Loan B5, 1 mo. USD LIBOR + 2.250%
5.365% VRN 11/08/27	359,280	349,008
Bausch & Lomb, Inc., Term Loan, 1 mo. USD SOFR CME + 3.250%
6.098% VRN 5/10/27	38,250	35,512

	Principal Amount	Value
Medline Borrower LP, USD Term Loan B, 1 mo. USD LIBOR + 3.250%
6.365% VRN 10/23/28	$104,738	$96,129
		480,649
Insurance — 0.2%
Acrisure, LLC, 2020 Term Loan B, 1 mo. USD LIBOR + 3.500%
6.615% VRN 2/15/27	198,473	181,023
AmWINS Group, Inc., 2021 Term Loan B, 1 mo. USD LIBOR + 2.250%
5.365% VRN 2/19/28	957,945	914,617
Asurion, LLC
2020 Term Loan B8, 1 mo. USD LIBOR + 3.250%
6.365% VRN 12/23/26	204,286	172,751
2022 Term Loan B10, 3 mo. USD SOFR CME + 4.000%
7.703% VRN 8/19/28	132,740	112,773
Hub International Ltd., 2021 Term Loan B, 3 mo. USD LIBOR + 3.250%
5.982% VRN 4/25/25	114,157	109,805
		1,490,969
Internet — 0.0%
Proofpoint, Inc., 1st Lien Term Loan, 3 mo. USD LIBOR + 3.250%
6.320% VRN 8/31/28	10,000	9,371
Lodging — 0.1%
Caesars Resort Collection, LLC, 2017 1st Lien Term Loan B, 1 mo. USD LIBOR + 2.750%
5.865% VRN 12/23/24	227,350	221,689
Fertitta Entertainment, LLC, 2022 Term Loan B,
0.000% 1/27/29 (a)	299,250	277,117
		498,806
Media — 0.1%
Charter Communications Operating LLC, 2019 Term Loan B2, 1 mo. USD LIBOR + 1.750%
4.870% VRN 2/01/27	97,243	93,434
CSC Holdings LLC, 2017 Term Loan B1, 1 mo. USD LIBOR + 2.250%
5.068% VRN 7/17/25	146,826	139,578
Diamond Sports Group LLC, 2022 2nd Lien Term Loan, 1 mo. USD SOFR CME + 3.250%
5.946% VRN 8/24/26	172,799	32,954

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
DirecTV Financing, LLC, Term Loan, 1 mo. USD LIBOR + 5.000%
8.115% VRN 8/02/27	$409,500	$380,479
Telenet Financing USD LLC, 2020 USD Term Loan AR, 1 mo. USD LIBOR + 2.000%
4.818% VRN 4/30/28	300,000	283,875
		930,320
Metal Fabricate & Hardware — 0.0%
AZZ, Inc., Term Loan B,
0.000% 5/13/29 (a)	28,189	27,390
Packaging & Containers — 0.2%
Berry Global, Inc., 2021 Term Loan Z, 3 mo. USD LIBOR + 1.750%
4.178% VRN 7/01/26	985,634	953,069
Pharmaceuticals — 0.4%
Change Healthcare Holdings LLC, 2017 Term Loan B, 3 mo. USD PRIME + 1.500%
7.750% VRN 3/01/24	187,719	186,989
Elanco Animal Health, Inc., Term Loan B, 1 mo. USD LIBOR + 1.750%
4.314% VRN 8/01/27	632,677	600,651
Gainwell Acquisition Corp., Term Loan B, 3 mo. USD LIBOR + 4.000%
7.674% VRN 10/01/27	223,295	212,298
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, 1 mo. USD LIBOR + 2.000%
5.115% VRN 11/15/27	723,383	685,304
Horizon Therapeutics USA, Inc., 2021 Term Loan B2, 1 mo. USD LIBOR + 1.750%
4.875% VRN 3/15/28	315,950	302,721
Jazz Financing Lux SARL, USD Term Loan, 1 mo. USD LIBOR + 3.500%
6.615% VRN 5/05/28	385,931	372,424
Organon & Co, USD Term Loan, 3 mo. USD LIBOR + 3.000%
6.188% VRN 6/02/28	461,595	450,055
		2,810,442
Retail — 0.1%
1011778 B.C. Unlimited Liability Co., Term Loan B4, 1 mo. USD LIBOR + 1.750%
4.871% VRN 11/19/26	366,939	350,100

	Principal Amount	Value
Whatabrands LLC, 2021 Term Loan B, 1 mo. USD LIBOR + 3.250%
6.365% VRN 8/03/28	$471,438	$435,255
		785,355
Semiconductors — 0.0%
Entegris, Inc., 2022 Term Loan B, 1 mo. USD SOFRTE + 3.000%
5.455% VRN 7/06/29	130,000	128,844
Software — 0.1%
Athenahealth, Inc.
2022 Delayed Draw Term Loan, 3 mo. USD LIBOR + 3.500%
3.500% VRN 2/15/29 (b)	6,289	5,622
2022 Term Loan B, 1 mo. USD SOFR CME + 3.500%
6.576% VRN 2/15/29	37,010	33,087
CDK Global, Inc., 2022 USD Term Loan B, 3 mo. USD SOFR CME + 4.500%
6.610% VRN 7/06/29	183,478	176,411
DTI Holdco, Inc., 2022 Term Loan, 3 mo. USD SOFR CME + 4.750%
7.327% VRN 4/26/29	23,080	21,823
Mitnick Corporate Purchaser, Inc., Term Loan,
0.000% 5/02/29 (a)	36,000	33,930
NortonLifeLock, Inc., 2022 Term Loan B, 3 mo. USD SOFR + 2.000%
4.848% VRN 9/12/29	550,000	527,725
RealPage, Inc., 1st Lien Term Loan, 1 mo. USD LIBOR + 3.000%
3.500% VRN 4/24/28	36,000	33,670
Sophia, L.P., 2021 Term Loan B, 3 mo. USD LIBOR + 3.500%
7.174% VRN 10/07/27	98,156	94,230
		926,498
Telecommunications — 0.5%
CenturyLink, Inc., 2020 Term Loan B, 1 mo. USD LIBOR + 2.250%
5.365% VRN 3/15/27	858,350	779,090
CommScope, Inc., 2019 Term Loan B, 1 mo. USD LIBOR + 3.250%
6.365% VRN 4/06/26	291,000	268,084
Intelsat Jackson Holdings S.A., 2021 Exit Term Loan B, 6 mo. USD SOFRTE + 4.500%
7.445% VRN 2/01/29	101,028	94,587

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Level 3 Financing, Inc., 2019 Term Loan B, 1 mo. USD LIBOR + 1.750%
4.865% VRN 3/01/27	$1,131,435	$1,072,918
SBA Senior Finance II LLC, 2018 Term Loan B, 1 mo. USD LIBOR + 1.750%
4.870% VRN 4/11/25	478,750	464,986
Zayo Group Holdings, Inc., USD Term Loan, 1 mo. USD LIBOR + 3.000%
6.115% VRN 3/09/27	837,204	697,081
		3,376,746
Transportation — 0.0%
Genesee & Wyoming, Inc., Term Loan, 3 mo. USD LIBOR + 2.000%
5.674% VRN 12/30/26	66,813	64,854

TOTAL BANK LOANS (Cost $16,651,191)		15,840,657

CORPORATE DEBT — 29.5%
Aerospace & Defense — 0.3%
The Boeing Co.
1.167% 2/04/23	1,855,000	1,832,083
Agriculture — 0.5%
BAT Capital Corp.
4.390% 8/15/37	340,000	242,409
4.540% 8/15/47	2,165,000	1,434,540
5.650% 3/16/52	570,000	434,708
Imperial Brands Finance PLC
3.875% 7/26/29 (c)	50,000	42,445
6.125% 7/27/27 (c)	690,000	680,203
Reynolds American, Inc.
5.850% 8/15/45	1,160,000	910,117
		3,744,422
Airlines — 0.1%
U.S. Airways Pass-Through Trust
7.125% 4/22/25	624,753	620,482
Auto Manufacturers — 0.1%
Allison Transmission, Inc.
3.750% 1/30/31 (c)	475,000	364,130
General Motors Co.
4.875% 10/02/23	150,000	149,345
		513,475
Banks — 10.0%
Bank of America Corp.
SOFR + 1.370% 1.922% VRN 10/24/31	925,000	682,914

	Principal Amount	Value
SOFR + 1.060% 2.087% VRN 6/14/29	$1,835,000	$1,492,029
SOFR + 1.220% 2.299% VRN 7/21/32	490,000	365,683
SOFR + 1.210% 2.572% VRN 10/20/32	1,300,000	993,812
SOFR + 2.150% 2.592% VRN 4/29/31	290,000	229,896
SOFR + 1.320% 2.687% VRN 4/22/32	245,000	190,839
SOFR + 1.330% 2.972% VRN 2/04/33	475,000	371,157
3 mo. USD LIBOR + .790% 3.004% VRN 12/20/23	355,000	353,127
3 mo. USD LIBOR + .810% 3.366% VRN 1/23/26	5,365,000	5,084,911
3 mo. USD LIBOR + 1.070% 3.970% VRN 3/05/29	1,670,000	1,511,626
Citigroup, Inc.
SOFR + .770% 1.462% VRN 6/09/27	1,225,000	1,043,359
SOFR + 1.167% 2.561% VRN 5/01/32	1,030,000	790,340
SOFR + 2.107% 2.572% VRN 6/03/31	1,070,000	841,234
SOFR + 1.146% 2.666% VRN 1/29/31	430,000	342,943
SOFR + 1.422% 2.976% VRN 11/05/30	500,000	410,777
SOFR + 1.351% 3.057% VRN 1/25/33	1,350,000	1,062,678
SOFR + 1.280% 3.070% VRN 2/24/28	410,000	365,129
SOFR + 3.914% 4.412% VRN 3/31/31	830,000	744,894
Credit Suisse Group AG
SOFR + .980% 1.305% VRN 2/02/27 (c)	1,315,000	1,067,570
SOFR + 1.730% 3.091% VRN 5/14/32 (c)	1,850,000	1,297,138
SOFR + 3.700% 6.442% VRN 8/11/28 (c)	345,000	320,974
SOFR + 3.920% 6.537% VRN 8/12/33 (c)	2,135,000	1,918,360
Discover Bank
4.200% 8/08/23	1,120,000	1,113,089
DNB Bank ASA 1 year CMT + .680%
1.605% VRN 3/30/28 (c)	1,400,000	1,166,028
Global Bank Corp. 3 mo. USD LIBOR + 3.300%
5.250% VRN 4/16/29 (c)	200,000	183,640

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
The Goldman Sachs Group, Inc.
SOFR + .486% 0.925% VRN 10/21/24	$895,000	$850,194
SOFR + .789% 1.093% VRN 12/09/26	485,000	418,592
1.217% 12/06/23	2,245,000	2,152,805
SOFR + .798% 1.431% VRN 3/09/27	2,295,000	1,973,734
SOFR + .913% 1.948% VRN 10/21/27	1,755,000	1,501,446
SOFR + 1.090% 1.992% VRN 1/27/32	315,000	232,780
SOFR + 1.248% 2.383% VRN 7/21/32	950,000	715,957
SOFR + 1.264% 2.650% VRN 10/21/32	465,000	356,098
HSBC Holdings PLC
SOFR + 1.732% 2.013% VRN 9/22/28	1,370,000	1,095,535
SOFR + 1.929% 2.099% VRN 6/04/26	1,480,000	1,325,487
SOFR + 1.285% 2.206% VRN 8/17/29	1,135,000	878,683
SOFR + 1.187% 2.804% VRN 5/24/32	865,000	634,752
SOFR + 2.110% 4.755% VRN 6/09/28	1,080,000	992,835
SOFR + 2.870% 5.402% VRN 8/11/33	320,000	284,415
JP Morgan Chase & Co.
SOFR + .580% 0.697% VRN 3/16/24	440,000	430,743
3 mo. TSFR + .580% 0.969% VRN 6/23/25	2,650,000	2,451,811
SOFR + .605% 1.561% VRN 12/10/25	1,890,000	1,733,649
SOFR + .885% 1.578% VRN 4/22/27	1,360,000	1,175,096
SOFR + 1.180% 2.545% VRN 11/08/32	850,000	644,690
SOFR + 1.250% 2.580% VRN 4/22/32	390,000	301,919
SOFR + 1.510% 2.739% VRN 10/15/30	540,000	438,905
SOFR + 1.170% 2.947% VRN 2/24/28	535,000	473,264
3 mo. USD LIBOR + 1.245% 3.960% VRN 1/29/27	630,000	594,727
Lloyds Banking Group PLC
1 year CMT + .850% 1.627% VRN 5/11/27	1,000,000	850,165
3 mo. USD LIBOR + .810% 2.907% VRN 11/07/23	1,090,000	1,087,471

	Principal Amount	Value
3 mo. USD LIBOR + 1.205% 3.574% VRN 11/07/28	$425,000	$372,906
1 year CMT + 3.500% 3.870% VRN 7/09/25	415,000	400,250
1 year CMT + 2.300% 4.976% VRN 8/11/33	995,000	869,035
Macquarie Group Ltd.
SOFR + 1.069% 1.340% VRN 1/12/27 (c)	920,000	787,668
SOFR + 1.440% 2.691% VRN 6/23/32 (c) (d)	5,000	3,763
SOFR + 1.532% 2.871% VRN 1/14/33 (c)	1,335,000	1,002,715
SOFR + 2.405% 4.442% VRN 6/21/33 (c)	525,000	447,226
Morgan Stanley
SOFR + .560% 1.164% VRN 10/21/25	2,885,000	2,628,561
SOFR + .879% 1.593% VRN 5/04/27	1,365,000	1,176,926
SOFR + 1.020% 1.928% VRN 4/28/32	1,005,000	733,358
SOFR + 1.178% 2.239% VRN 7/21/32	360,000	270,427
SOFR + 1.360% 2.484% VRN 9/16/36	980,000	701,935
SOFR + 1.200% 2.511% VRN 10/20/32	585,000	446,825
Natwest Group PLC 3 mo. USD LIBOR + 1.762%
4.269% VRN 3/22/25	1,710,000	1,662,905
Santander UK Group Holdings PLC
SOFR + .787% 1.089% VRN 3/15/25	1,825,000	1,685,337
1 year CMT + 1.250% 1.532% VRN 8/21/26	295,000	255,810
SOFR + .989% 1.673% VRN 6/14/27	340,000	282,711
SOFR + 1.220% 2.469% VRN 1/11/28	285,000	237,327
3 mo. USD LIBOR + 1.570% 4.796% VRN 11/15/24	525,000	517,746
Santander UK PLC
5.000% 11/07/23 (c)	1,390,000	1,375,335
UBS Group AG Registered 1 year CMT + 1.550%
4.488% VRN 5/12/26 (c)	445,000	428,948
Wells Fargo & Co.
SOFR + 2.100% 2.393% VRN 6/02/28	1,710,000	1,467,177
SOFR + 1.500% 3.350% VRN 3/02/33	3,750,000	3,039,707

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SOFR + 1.510% 3.526% VRN 3/24/28	$1,800,000	$1,631,043
3 mo. USD LIBOR + 1.310% 3.584% VRN 5/22/28	1,345,000	1,216,696
SOFR + 2.100% 4.897% VRN 7/25/33	1,025,000	940,491
		72,122,728
Beverages — 0.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
4.900% 2/01/46	2,215,000	1,919,641
Bacardi Ltd.
5.300% 5/15/48 (c)	275,000	233,749
Constellation Brands, Inc.
4.750% 5/09/32	785,000	731,178
		2,884,568
Chemicals — 0.2%
International Flavors & Fragrances, Inc.
2.300% 11/01/30 (c)	1,685,000	1,292,873
5.000% 9/26/48	430,000	358,919
		1,651,792
Commercial Services — 0.3%
Global Payments, Inc.
5.400% 8/15/32	365,000	337,148
5.950% 8/15/52	495,000	436,169
Rent-A-Center, Inc.
6.375% 2/15/29 (c) (d)	85,000	66,300
S&P Global, Inc.
2.900% 3/01/32 (c)	415,000	346,064
4.750% 8/01/28 (c)	750,000	732,361
WASH Multifamily Acquisition, Inc.
5.750% 4/15/26 (c)	85,000	78,389
		1,996,431
Computers — 0.1%
Lenovo Group Ltd.
6.536% 7/27/32 (c)	370,000	340,373
NCR Corp.
5.125% 4/15/29 (c)	175,000	131,254
6.125% 9/01/29 (c) (d)	225,000	193,734
		665,361
Cosmetics & Personal Care — 0.2%
GSK Consumer Healthcare Co.
3.625% 3/24/32 (c)	1,430,000	1,208,086

	Principal Amount	Value
Diversified Financial Services — 1.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.300% 1/30/32	$2,270,000	$1,704,847
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.875% 1/23/28	265,000	228,838
4.125% 7/03/23	220,000	218,278
Air Lease Corp.
3.250% 3/01/25	950,000	889,931
Avolon Holdings Funding Ltd.
2.528% 11/18/27 (c)	1,109,000	871,429
2.875% 2/15/25 (c)	860,000	778,056
3.950% 7/01/24 (c)	380,000	359,568
Capital One Financial Corp. SOFR + 1.790%
3.273% VRN 3/01/30	1,160,000	970,350
Charles Schwab Corp.
2.900% 3/03/32	415,000	341,666
Discover Financial Services
3.950% 11/06/24	150,000	146,286
Intercontinental Exchange, Inc.
4.600% 3/15/33	990,000	921,381
ORIX Corp.
5.200% 9/13/32	745,000	707,819
Park Aerospace Holdings Ltd.
4.500% 3/15/23 (c)	700,000	695,863
5.500% 2/15/24 (c)	75,000	73,220
		8,907,532
Electric — 1.5%
Ameren Illinois Co.
3.700% 12/01/47	480,000	364,466
Consolidated Edison Co. of New York, Inc.
4.650% 12/01/48	1,000,000	851,612
Duke Energy Carolinas LLC
3.700% 12/01/47	738,000	551,056
Duke Energy Corp.
2.550% 6/15/31	560,000	438,403
3.750% 9/01/46	471,000	333,585
Entergy Louisiana LLC
3.780% 4/01/25	1,250,000	1,205,760
Eversource Energy
4.600% 7/01/27	735,000	709,701
FirstEnergy Transmission LLC
2.866% 9/15/28 (c)	1,401,000	1,191,584
5.450% 7/15/44 (c)	600,000	542,692
Florida Power & Light Co.
3.990% 3/01/49	1,000,000	808,739

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Metropolitan Edison Co.
4.000% 4/15/25 (c)	$985,000	$934,652
MidAmerican Energy Co.
4.400% 10/15/44	1,905,000	1,618,047
Mong Duong Finance Holdings BV
5.125% 5/07/29 (c)	250,000	195,827
NextEra Energy Capital Holdings, Inc.
4.625% 7/15/27	925,000	894,417
		10,640,541
Engineering & Construction — 0.1%
Artera Services LLC
9.033% 12/04/25 (c)	257,000	206,885
Heathrow Funding Ltd.
1.875% 3/14/36 EUR (c) (e)	895,000	616,657
		823,542
Entertainment — 0.5%
Caesars Entertainment, Inc.
8.125% 7/01/27 (c) (d)	250,000	238,771
Warnermedia Holdings, Inc.
5.050% 3/15/42 (c)	1,760,000	1,317,088
5.141% 3/15/52 (c)	2,551,000	1,850,877
		3,406,736
Environmental Controls — 0.0%
Waste Pro USA, Inc.
5.500% 2/15/26 (c)	400,000	352,532
Food — 0.6%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
3.000% 2/02/29 (c)	730,000	597,359
3.000% 5/15/32 (c)	410,000	302,785
6.500% 12/01/52 (c)	900,000	801,945
Kraft Heinz Foods Co.
4.875% 10/01/49	815,000	671,802
5.200% 7/15/45	750,000	650,506
Pilgrim’s Pride Corp.
3.500% 3/01/32 (c)	500,000	376,277
5.875% 9/30/27 (c)	75,000	72,938
Post Holdings, Inc.
5.750% 3/01/27 (c)	525,000	500,750
		3,974,362
Gas — 0.2%
KeySpan Gas East Corp.
5.819% 4/01/41 (c)	1,337,000	1,262,022
Health Care – Products — 0.0%
Medline Borrower LP
3.875% 4/01/29 (c)	375,000	300,937

	Principal Amount	Value
Health Care – Services — 1.7%
Aetna, Inc.
3.500% 11/15/24	$500,000	$485,990
Centene Corp.
2.450% 7/15/28	1,951,000	1,588,543
4.250% 12/15/27	590,000	538,567
CommonSpirit Health
2.782% 10/01/30	455,000	362,979
3.347% 10/01/29	1,200,000	1,015,500
HCA, Inc.
2.375% 7/15/31	230,000	170,059
3.500% 9/01/30	859,000	709,293
4.125% 6/15/29	1,262,000	1,106,381
5.125% 6/15/39	650,000	545,533
5.250% 4/15/25	644,000	630,892
5.250% 6/15/49	485,000	394,426
5.375% 9/01/26	590,000	571,809
5.500% 6/15/47	775,000	654,797
Humana, Inc.
3.700% 3/23/29	2,050,000	1,838,773
ModivCare Escrow Issuer, Inc.
5.000% 10/01/29 (c)	425,000	345,312
Molina Healthcare, Inc.
3.875% 11/15/30 (c)	417,000	349,976
3.875% 5/15/32 (c)	850,000	696,273
		12,005,103
Household Products & Wares — 0.0%
Central Garden & Pet Co.
5.125% 2/01/28	22,000	19,806
Insurance — 1.5%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
6.750% 10/15/27 (c)	90,000	77,561
Aon Corp. / Aon Global Holdings PLC
3.900% 2/28/52	845,000	626,405
5.000% 9/12/32	545,000	522,103
Athene Global Funding
1.985% 8/19/28 (c)	2,200,000	1,736,271
3.205% 3/08/27 (c)	445,000	393,504
Berkshire Hathaway Finance Corp.
3.850% 3/15/52	600,000	458,485
Farmers Exchange Capital
3 mo. USD LIBOR + 3.454% 5.454% VRN 10/15/54 (c)	3,290,000	3,030,465
3 mo. USD LIBOR + 3.744% 6.151% VRN 11/01/53 (c)	350,000	333,897

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Teachers Insurance & Annuity Association of America 3 mo. USD LIBOR + 2.661%
4.375% VRN 9/15/54 (c)	$4,000,000	$3,843,078
		11,021,769
Internet — 0.2%
NortonLifeLock, Inc.
6.750% 9/30/27 (c)	400,000	385,212
Tencent Holdings Ltd.
3.680% 4/22/41 (c)	455,000	326,371
3.840% 4/22/51 (c)	455,000	297,162
3.975% 4/11/29 (c)	410,000	367,147
		1,375,892
Lodging — 0.1%
Hyatt Hotels Corp.
1.800% 10/01/24	930,000	872,165
Machinery – Diversified — 0.0%
OT Merger Corp.
7.875% 10/15/29 (c)	125,000	84,688
Media — 0.8%
Cable One, Inc.
4.000% 11/15/30 (c)	1,085,000	840,584
CCO Holdings LLC/CCO Holdings Capital Corp.
4.250% 2/01/31 (c)	975,000	746,213
4.250% 1/15/34 (c)	500,000	358,125
Charter Communications Operating LLC/Charter Communications Operating Capital
3.750% 2/15/28	500,000	441,901
4.800% 3/01/50	375,000	270,556
4.908% 7/23/25	1,105,000	1,077,711
5.250% 4/01/53	250,000	191,069
5.375% 4/01/38	5,000	4,057
5.375% 5/01/47	180,000	139,252
5.750% 4/01/48	1,088,000	878,239
CSC Holdings LLC
5.375% 2/01/28 (c)	125,000	109,161
Diamond Sports Group LLC / Diamond Sports Finance Co.
5.375% 8/15/26 (c)	1,175,000	230,888
Time Warner Cable, Inc.
5.500% 9/01/41	370,000	290,456
5.875% 11/15/40	360,000	296,394
		5,874,606
Miscellaneous - Manufacturing — 0.2%
GE Capital International Funding Co. Unlimited Co.
4.418% 11/15/35	1,067,000	957,722

	Principal Amount	Value
General Electric Co.
6.750% 3/15/32	$480,000	$518,407
		1,476,129
Oil & Gas — 0.5%
Ecopetrol SA
6.875% 4/29/30	200,000	168,023
KazMunay Gas National Co.
4.750% 4/19/27 (c)	200,000	167,210
Occidental Petroleum Corp.
0.000% 10/10/36	115,000	58,396
4.500% 7/15/44	400,000	334,025
Pertamina Persero PT
3.100% 8/27/30 (c)	875,000	713,385
Petroleos Mexicanos
6.625% 6/15/35	2,100,000	1,341,900
7.690% 1/23/50	295,000	181,867
Petronas Capital Ltd.
3.500% 4/21/30 (c)	200,000	182,212
Saudi Arabian Oil Co.
1.625% 11/24/25 (c)	200,000	179,933
Transocean Guardian Ltd.
5.875% 1/15/24 (c)	184,550	173,774
Transocean Poseidon Ltd.
6.875% 2/01/27 (c)	203,875	186,545
		3,687,270
Oil & Gas Services — 0.1%
Transocean Proteus Ltd.
6.250% 12/01/24 (c)	391,950	368,433
USA Compression Partners LP/USA Compression Finance Corp.
6.875% 4/01/26	70,000	64,121
		432,554
Packaging & Containers — 0.2%
Berry Global, Inc.
1.650% 1/15/27	85,000	70,513
4.875% 7/15/26 (c)	585,000	549,900
Mauser Packaging Solutions Holding Co.
5.500% 4/15/24 (c)	70,000	66,500
Sealed Air Corp.
1.573% 10/15/26 (c)	1,200,000	1,005,080
Trivium Packaging Finance BV
8.500% 8/15/27 (c) (d)	75,000	66,211
		1,758,204
Pharmaceuticals — 1.4%
AbbVie, Inc.
4.450% 5/14/46	695,000	564,899
4.500% 5/14/35	234,000	208,289

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
4.550% 3/15/35	$576,000	$516,437
Bayer US Finance II LLC
4.375% 12/15/28 (c)	3,281,000	3,003,565
4.625% 6/25/38 (c)	1,310,000	1,084,165
4.875% 6/25/48 (c)	220,000	179,643
Becton Dickinson and Co.
2.823% 5/20/30	1,735,000	1,451,521
Cigna Corp.
3.400% 3/15/51	210,000	143,222
4.125% 11/15/25	695,000	675,107
CVS Health Corp.
3.250% 8/15/29	5,000	4,374
5.050% 3/25/48	2,360,000	2,070,474
Embecta Corp.
5.000% 2/15/30 (c)	425,000	364,790
Endo DAC / Endo Finance LLC / Endo Finco, Inc.
6.000% 6/30/28 (c) (f)	75,000	4,125
		10,270,611
Pipelines — 1.0%
Energy Transfer LP
4.950% 6/15/28	1,291,000	1,203,056
5.350% 5/15/45	370,000	297,631
5.400% 10/01/47	1,275,000	1,032,239
5.500% 6/01/27	264,000	256,975
5.950% 10/01/43	750,000	649,905
6.250% 4/15/49	105,000	94,029
Galaxy Pipeline Assets Bidco Ltd.
2.160% 3/31/34 (c)	369,880	303,743
Kinder Morgan, Inc.
5.550% 6/01/45	565,000	492,511
Plains All American Pipeline LP/PAA Finance Corp.
3.550% 12/15/29	228,000	189,852
Rockies Express Pipeline LLC
4.950% 7/15/29 (c)	1,000,000	857,795
6.875% 4/15/40 (c)	745,000	606,393
Sabine Pass Liquefaction LLC
4.500% 5/15/30	765,000	696,627
Southern Gas Corridor CJSC
6.875% 3/24/26 (c)	400,000	393,440
		7,074,196
Real Estate — 0.0%
Vonovia SE
1.500% 6/14/41 EUR (c) (e)	200,000	106,114
Real Estate Investment Trusts (REITS) — 1.9%
Alexandria Real Estate Equities, Inc.
1.875% 2/01/33	630,000	442,545

	Principal Amount	Value
2.950% 3/15/34	$420,000	$324,372
American Assets Trust LP
3.375% 2/01/31	865,000	686,722
American Homes Rent
3.625% 4/15/32	1,650,000	1,360,227
CapLand Ascendas REIT
0.750% 6/23/28 EUR (c) (e)	445,000	333,887
GLP Capital LP/GLP Financing II, Inc.
4.000% 1/15/30	60,000	50,108
5.250% 6/01/25	600,000	579,947
5.300% 1/15/29	620,000	565,378
5.375% 4/15/26	1,820,000	1,740,848
Healthcare Realty Holdings LP
2.000% 3/15/31	340,000	249,628
2.400% 3/15/30	615,000	470,916
3.100% 2/15/30	825,000	675,391
3.625% 1/15/28	33,000	29,068
3.750% 7/01/27	130,000	119,358
Hudson Pacific Properties LP
4.650% 4/01/29	1,185,000	1,052,308
Invitation Homes Operating Partnership LP
2.000% 8/15/31	145,000	103,973
4.150% 4/15/32	670,000	565,934
Life Storage LP
2.400% 10/15/31	925,000	694,417
Physicians Realty LP
2.625% 11/01/31	465,000	352,587
SL Green Operating Partnership LP
3.250% 10/15/22	1,000,000	999,598
VICI Properties LP
3.750% 2/15/27 (c)	60,000	52,552
3.875% 2/15/29 (c)	485,000	406,869
4.500% 9/01/26 (c)	240,000	219,351
4.500% 1/15/28 (c)	135,000	119,770
4.625% 6/15/25 (c)	65,000	61,150
4.950% 2/15/30	20,000	18,074
5.125% 5/15/32	770,000	682,528
5.625% 5/15/52	403,000	333,397
5.750% 2/01/27 (c)	255,000	240,281
		13,531,184
Retail — 0.3%
1011778 BC ULC/New Red Finance, Inc.
4.000% 10/15/30 (c)	450,000	354,411
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.
6.750% 1/15/30 (c)	85,000	64,616

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
The Michaels Cos., Inc.
5.250% 5/01/28 (c)	$556,000	$390,301
7.875% 5/01/29 (c) (d)	339,000	195,732
Papa John’s International, Inc.
3.875% 9/15/29 (c) (d)	233,000	186,281
Starbucks Corp.
3.000% 2/14/32 (d)	835,000	690,805
		1,882,146
Savings & Loans — 0.3%
Nationwide Building Society
SOFR + 1.290% 2.972% VRN 2/16/28 (c)	720,000	619,209
3 mo. USD LIBOR + 1.064% 3.766% VRN 3/08/24 (c)	1,215,000	1,201,445
3 mo. USD LIBOR + 1.392% 4.363% VRN 8/01/24 (c)	300,000	296,036
		2,116,690
Semiconductors — 0.2%
Broadcom, Inc.
3.419% 4/15/33 (c)	420,000	320,389
4.300% 11/15/32	385,000	323,180
Intel Corp.
3.050% 8/12/51 (d)	664,000	426,056
TSMC Global Ltd.
4.625% 7/22/32 (c)	250,000	236,804
		1,306,429
Software — 0.4%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.
5.750% 3/01/25 (c)	288,000	286,924
Oracle Corp.
2.875% 3/25/31	115,000	90,657
3.800% 11/15/37	200,000	144,503
3.950% 3/25/51	2,078,000	1,378,335
Take-Two Interactive Software, Inc.
4.000% 4/14/32	810,000	703,161
		2,603,580
Telecommunications — 2.4%
AT&T, Inc.
2.550% 12/01/33	210,000	155,385
3.800% 12/01/57	4,140,000	2,797,194
4.500% 5/15/35	110,000	95,087
4.750% 5/15/46	100,000	83,825
4.850% 3/01/39	366,000	316,878
5.250% 3/01/37	850,000	782,643
Intelsat Jackson Holdings S.A.
6.500% 3/15/30 (c) (d)	2,240,000	1,904,448

	Principal Amount	Value
Intelsat Jackson Holdings S.A., Escrow
8.500% 10/15/24 (c) (g) (h) (i)	$378,000	$—
9.750% 7/15/25 (c) (g) (h) (i)	1,379,000	—
Level 3 Financing, Inc.
3.400% 3/01/27 (c)	825,000	690,937
3.875% 11/15/29 (c)	230,000	181,503
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
4.738% 9/20/29 (c)	2,153,125	2,122,251
5.152% 9/20/29 (c)	2,015,000	1,972,441
T-Mobile USA, Inc.
2.250% 2/15/26	1,217,000	1,088,947
2.550% 2/15/31	955,000	756,306
3.750% 4/15/27	1,270,000	1,172,593
3.875% 4/15/30	580,000	514,272
4.375% 4/15/40	840,000	684,119
Verizon Communications, Inc.
2.355% 3/15/32	80,000	61,316
2.550% 3/21/31	410,000	327,710
Vodafone Group PLC
4.875% 6/19/49	1,260,000	990,506
5.250% 5/30/48	1,000,000	828,137
		17,526,498
Transportation — 0.0%
Empresa de Transporte de Pasajeros Metro SA
3.650% 5/07/30 (c)	200,000	172,005

TOTAL CORPORATE DEBT (Cost $247,677,231)		212,105,271

MUNICIPAL OBLIGATIONS — 0.2%
City of New York NY, General Obligation
3.000% 8/01/34	945,000	760,811
County of Miami-Dade FL Aviation Revenue, Revenue Bond
2.707% 10/01/33	375,000	294,377
University of Michigan, Revenue
3.504% 4/01/52	335,000	256,736
		1,311,924

TOTAL MUNICIPAL OBLIGATIONS (Cost $1,734,213)		1,311,924

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 17.2%
Commercial Mortgage-Backed Securities — 3.2%
BAMLL Commercial Mortgage Securities Trust
Series 2019-BPR, Class AMP, 3.287% 11/05/32 (c)	$1,920,000	$1,740,114
Series 2018-PARK, Class A, 4.227% VRN 8/10/38 (c) (j)	1,280,000	1,162,823
BX Commercial Mortgage Trust
Series 2019-XL, Class A, 1 mo. USD LIBOR + .920% 3.738% FRN 10/15/36 (c)	2,339,554	2,304,488
Series 2022-CSMO, Class A, 1 mo. TSFR + 2.115% 4.960% FRN 6/15/27 (c)	1,641,000	1,632,849
BX Trust
Series 2019-OC11, Class A, 3.202% 12/09/41 (c)	420,000	349,609
Series 2022-VAMF, Class C, 1 mo. TSFR + 1.580% 4.425% FRN 1/15/39 (c)	1,057,000	1,012,348
Series 2022-PSB, Class D, 1 mo. TSFR + 4.693% 7.538% FRN 8/15/39 (c)	1,340,000	1,325,755
CALI Mortgage Trust, Series 2019-101C, Class A
3.957% 3/10/39 (c)	945,000	833,423
CPT Mortgage Trust, Series 2019-CPT, Class A
2.865% 11/13/39 (c)	805,000	655,254
DC Office Trust, Series 2019-MTC, Class A
2.965% 9/15/45 (c)	860,000	709,180
GS Mortgage-Backed Securities
3.000% 1/25/53 (c)	4,300,000	3,665,183
Hudson Yards Mortgage Trust
Series 2019-55HY, Class A, 3.041% VRN 12/10/41 (c) (j)	860,000	724,661
Series 2019-30HY, Class A, 3.228% 7/10/39 (c)	880,000	757,655
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2019-OSB, Class A, 3.397% 6/05/39 (c)	900,000	775,389
Series 2021-HTL5, Class A, 1 mo. USD LIBOR + 1.115% 3.933% FRN 11/15/38 (c)	2,138,000	2,052,725
MKT Mortgage Trust, Series 2020-525M, Class A
2.694% 2/12/40 (c)	570,000	455,740

	Principal Amount	Value
One Bryant Park Trust, Series 2019-OBP, Class A
2.516% 9/15/54 (c)	$1,085,000	$889,907
RBS Commercial Funding, Inc. Trust, Series 2013-GSP, Class A,
3.961% VRN 1/15/32 (c) (j)	640,000	610,917
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A2B,
4.144% VRN 1/05/43 (c) (j)	50,000	36,919
TTAN, Series 2021-MHC, Class E, 1 mo. USD LIBOR + 2.400%
5.218% FRN 3/15/38 (c)	1,345,716	1,261,888
		22,956,827
Home Equity Asset-Backed Securities — 0.9%
Argent Securities, Inc., Series 2005-W2, Class M1, 1 mo. USD LIBOR + .735%
3.819% FRN 10/25/35	2,129,975	2,090,750
Morgan Stanley Capital, Inc. Trust, Series 2006-HE1, Class A4, 1 mo. USD LIBOR + .580%
3.664% FRN 1/25/36	2,065,948	1,995,737
Option One Mortgage Loan Trust, Series 2006-3, Class 1A1, 1 mo. USD LIBOR + .140%
3.224% FRN 2/25/37	3,700,843	2,388,712
		6,475,199
Other Asset-Backed Securities — 4.7%
AGL CLO Ltd., Series 2021-13A, Class A1, 3 mo. USD LIBOR + 1.160%
3.870% FRN 10/20/34 (c)	2,400,000	2,290,531
AIG CLO Ltd., Series 2019-2A, Class BR, 3 mo. USD LIBOR + 1.600%
4.383% FRN 10/25/33 (c)	2,400,000	2,243,839
Aimco CLO Ltd., Series 2020-11A, Class AR, 3 mo. USD LIBOR + 1.130%
3.870% FRN 10/17/34 (c)	2,075,000	1,978,998
Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL3, Class A, 1 mo. USD LIBOR + 1.070%
3.888% FRN 8/15/34 (c)	2,018,000	1,946,780
Barings CLO Ltd., Series 2013-IA, Class AR, 3 mo. USD LIBOR + .800%
3.510% FRN 1/20/28 (c)	2,648,560	2,610,280

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Countrywide Asset-Backed Certificates Trust
Series 2007-7, Class 1A, 1 mo. USD LIBOR + .200% 3.284% FRN 10/25/47	$3,018,116	$2,873,771
Series 2004-5, Class M1, 1 mo. USD LIBOR + .855% 3.939% FRN 8/25/34	127,365	125,383
First Franklin Mortgage Loan Trust, Series 2005-FF9, Class A4, 1 mo. USD LIBOR + .720%
3.804% FRN 10/25/35	83,587	83,505
Flatiron CLO Ltd., Series 2021-1A, Class B, 3 mo. USD LIBOR + 1.600%
4.338% FRN 7/19/34 (c)	2,400,000	2,225,782
GoldenTree Loan Opportunities Ltd., Series 2014-9A, Class AR2, 3 mo. USD LIBOR + 1.110%
3.916% FRN 10/29/29 (c)	2,015,667	1,989,159
GSAMP Trust, Series 2006-HE1, Class M1, 1 mo. USD LIBOR + .585%
3.669% FRN 1/25/36	978,184	969,156
LCM Ltd., Series 19A, Class AR, 3 mo. USD LIBOR + 1.240%
3.752% FRN 7/15/27 (c)	405,381	402,537
Lehman XS Trust, Series 2005-4, Class 1A3, 1 mo. USD LIBOR + .800%
3.884% FRN 10/25/35	15,805	15,772
Magnetite Ltd., Series 2012-7A, Class A1R2, 3 mo. USD LIBOR + .800%
3.312% FRN 1/15/28 (c)	1,365,837	1,339,973
Morgan Stanley Capital, Inc. Trust, Series 2006-NC2, Class A2D, 1 mo. USD LIBOR + .580%
3.664% FRN 2/25/36	1,946,175	1,899,064
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1
1.910% 10/20/61 (c)	1,646,000	1,393,279
Progress Residential Trust
Series 2021-SFR8, Class C, 1.931% 10/17/38 (c)	2,500,000	2,114,860
Series 2020-SFR3, Class F, 2.796% 10/17/27 (c)	860,000	761,433
Series 2021-SFR10, Class F, 4.608% 12/17/40 (c)	1,160,000	946,690

	Principal Amount	Value
Rockford Tower Ltd., Series 2019-1A, Class AR, 3 mo. USD LIBOR + 1.120%
3.830% FRN 4/20/34 (c)	$2,435,000	$2,309,753
TRTX Issuer Ltd., Series 2019-FL3, Class A, 1 mo. TSFR + 1.264%
4.186% FRN 10/15/34 (c)	458,953	458,821
VOLT CIII LLC, Series 2021-CF1, Class A1,
1.992% STEP 8/25/51 (c)	2,810,099	2,619,012
		33,598,378
Student Loans Asset-Backed Securities — 2.5%
Access Group, Inc., Series 2015-1, Class A, 1 mo. USD LIBOR + .700%
3.784% FRN 7/25/56 (c)	1,422,360	1,367,961
Education Loan Asset-Backed Trust, Series 2013-1, Class A2, 1 mo. USD LIBOR + .800%
3.884% FRN 4/26/32 (c)	2,426,285	2,395,312
Nelnet Student Loan Trust, Series 2006-1, Class A6, 3 mo. USD LIBOR + .450%
3.408% FRN 8/23/36 (c)	1,885,480	1,825,276
SLM Student Loan Trust
Series 2014-1, Class A3, 1 mo. USD LIBOR + .600% 3.684% FRN 2/26/29	1,429,490	1,363,906
Series 2012-7, Class A3, 1 mo. USD LIBOR + .650% 3.734% FRN 5/26/26	2,431,145	2,328,686
Series 2008-5, Class B, 3 mo. USD LIBOR + 1.850% 4.633% FRN 7/25/73	3,735,000	3,683,981
Series 2008-9, Class B, 3 mo. USD LIBOR + 2.250% 5.033% FRN 10/25/83	3,630,000	3,498,508
Wachovia Student Loan Trust, Series 2006-1, Class A6, 3 mo. USD LIBOR + .170%
2.953% FRN 4/25/40 (c)	1,927,633	1,853,913
		18,317,543
Whole Loan Collateral Collateralized Mortgage Obligations — 5.9%
Ajax Mortgage Loan Trust
Series 2019-,Class A1, 2.860% STEP 7/25/59 (c)	1,943,076	1,857,776
Series 2022-B, Class A1, 3.500% STEP 3/27/62 (c)	3,172,144	2,964,637

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
American Home Mortgage Investment Trust, Series 2006-1, Class 12A1, 1 mo. USD LIBOR + .400%
3.484% FRN 3/25/46	$1,514,422	$1,327,119
Bear Stearns Trust, Series 2005-4, Class 25A1,
3.244% VRN 5/25/35 (j)	664,507	596,908
BINOM Securitization Trust, Series 2022-RPL1, Class A1,
3.000% VRN 2/25/61 (c) (j)	2,983,586	2,673,212
CIM Trust, Series 2021-J3, Class A1,
2.500% VRN 6/25/51 (c) (j)	4,629,932	3,671,392
Citigroup Mortgage Loan Trust, Series 2006-AR2, Class 1A2,
2.664% VRN 3/25/36 (j)	2,722	2,523
Credit Suisse Mortgage Trust, Series 2018-RPL9, Class A,
3.850% VRN 9/25/57 (c) (j)	1,669,518	1,590,752
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA9, Class 2A1,
2.869% VRN 11/25/35 (j)	1,347,348	1,147,117
HarborView Mortgage Loan Trust
Series 2006-10, Class 1A1A, 1 mo. USD LIBOR + .200% 3.193% FRN 11/19/36	2,691,969	2,118,843
Series 2007-6, Class 1A1A, 1 mo. USD LIBOR + .200% 3.193% FRN 8/19/37	2,494,388	2,055,099
HomeBanc Mortgage Trust, Series 2005-5, Class A1, 1 mo. USD LIBOR + .520%
3.604% FRN 1/25/36	2,231,473	2,111,532
JP Morgan Mortgage Trust
Series 2021-13, Class A3, 2.500% VRN 4/25/52 (c) (j)	3,943,374	3,134,367
Series 2005-A5, Class 1A2, 3.341% VRN 8/25/35 (j)	85,186	80,825
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 4A1,
2.691% VRN 4/25/34 (j)	485,235	429,794
Preston Ridge Partners Mortgage
Series 2021-5, Class A1, 1.793% STEP 6/25/26 (c)	3,872,507	3,583,228
Series 2021-6, Class A1, 1.793% STEP 7/25/26 (c)	1,778,191	1,648,907
Series 2022-1, Class A1, 3.720% STEP 2/25/27 (c)	3,826,175	3,615,909
Series 2022-4, Class A1, 5.000% VRN 8/25/27 (c) (j)	909,902	875,920

	Principal Amount	Value
RALI Trust, Series 2006-QA7, Class 2A1, 1 mo. USD LIBOR + .370%
3.454% FRN 8/25/36	$531,293	$461,374
Residential Asset Securitization Trust, Series 2006-A14C, Class 1A1
6.250% 12/25/36	1,932,339	1,474,578
Structured Asset Mortgage Investments Trust, Series 2006-AR1, Class 3A1, 1 mo. USD LIBOR + .460%
3.544% FRN 2/25/36	2,354,016	2,020,398
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A1A, 1 mo. USD LIBOR + .620%
3.704% FRN 1/25/45	511,152	493,463
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-7, Class 4CB
7.000% 8/25/35	2,676,987	2,038,209
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR3, Class A4,
2.804% VRN 4/25/37 (j)	820,286	721,662
		42,695,544

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $130,851,675)		124,043,491

SOVEREIGN DEBT OBLIGATIONS — 1.1%
Abu Dhabi Government International Bond
2.500% 9/30/29 (c)	647,000	562,942
Brazilian Government International Bond
3.875% 6/12/30	730,000	603,405
Chile Government International Bond
2.550% 1/27/32 (d)	400,000	313,968
Colombia Government International Bond
3.000% 1/30/30	200,000	143,242
3.125% 4/15/31	200,000	138,650
4.500% 1/28/26	200,000	183,050
Dominican Republic International Bond
4.500% 1/30/30 (c)	440,000	345,931
Egypt Government International Bond
7.600% 3/01/29 (c)	200,000	139,656
Hong Kong Airport Authority
3.250% 1/12/52 (c)	850,000	614,091

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Hungary Government International Bond
2.125% 9/22/31 (c)	$250,000	$170,661
Indonesia Government International Bond
2.850% 2/14/30	300,000	256,937
Mexico Government International Bond
2.659% 5/24/31 (d)	613,000	470,410
3.750% 1/11/28	420,000	385,862
4.750% 4/27/32 (d)	200,000	179,640
Oman Government International Bond
5.625% 1/17/28 (c)	200,000	185,814
Panama Government International Bond
2.252% 9/29/32	200,000	141,212
3.160% 1/23/30	400,000	326,629
Peruvian Government International Bond
2.844% 6/20/30	200,000	163,919
4.125% 8/25/27	254,000	240,298
Philippine Government International Bond
2.457% 5/05/30	200,000	165,473
Qatar Government International Bond
4.500% 4/23/28 (c)	600,000	592,098
Republic of South Africa Government International Bond
4.850% 9/30/29	200,000	165,000
4.875% 4/14/26	200,000	186,416
5.875% 4/20/32	200,000	165,022
Republic of Turkey International Bond
3.250% 3/23/23	200,000	197,600
Romanian Government International Bond
3.000% 2/14/31 (c)	270,000	191,371
Saudi Government International Bond
3.250% 10/26/26 (c)	400,000	380,277
3.625% 3/04/28 (c)	200,000	189,024
		7,798,598

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $9,663,549)		7,798,598

	Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (k) — 37.9%
Collateralized Mortgage Obligations — 0.7%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K155, Class A3 3.750% 4/25/33	$2,115,000	$1,968,014
Federal National Mortgage Association REMICS
Series 2018-43, Class CT, 3.000% 6/25/48	586,023	536,912
Series 2018-55, Class PA, 3.500% 1/25/47	485,883	487,715
Series 2018-54, Class KA, 3.500% 1/25/47	468,226	469,990
Series 2018-38, Class PA, 3.500% 6/25/47	709,185	674,571
Government National Mortgage Association
Series 2018-124, Class NW, 3.500% 9/20/48	559,361	515,539
Series 2019-15, Class GT, 3.500% 2/20/49	590,372	545,536
		5,198,277
Pass-Through Securities — 35.7%
Federal Home Loan Mortgage Corp.
Pool #SD8193 2.000% 2/01/52	4,219,107	3,421,536
Pool #SD8199 2.000% 3/01/52	2,231,782	1,809,891
Pool #QE0312 2.000% 4/01/52	2,030,909	1,646,356
Pool #SD8189 2.500% 1/01/52	2,417,690	2,035,652
Pool #SD8194 2.500% 2/01/52	3,943,022	3,319,955
Pool #SD8200 2.500% 3/01/52	2,363,405	1,989,207
Pool #SD8205 2.500% 4/01/52	4,184,720	3,520,191
Pool #SD8212 2.500% 5/01/52	4,067,348	3,421,458
Pool #G18596 3.000% 4/01/31	260,342	247,359
Pool #G18691 3.000% 6/01/33	97,006	91,290
Pool #G08710 3.000% 6/01/46	59,039	52,389
Pool #G08715 3.000% 8/01/46	1,259,741	1,117,842
Pool #G08721 3.000% 9/01/46	169,871	150,737
Pool #G08726 3.000% 10/01/46	2,271,650	2,015,769
Pool #G08732 3.000% 11/01/46	1,612,892	1,429,701
Pool #G08741 3.000% 1/01/47	1,092,348	967,257
Pool #G18713 3.500% 11/01/33	698,207	663,307
Pool #G16756 3.500% 1/01/34	288,417	274,812
Pool #G60038 3.500% 1/01/44	562,666	519,725
Pool #G07848 3.500% 4/01/44	4,426,745	4,093,060
Pool #G07924 3.500% 1/01/45	1,220,155	1,128,181
Pool #G60138 3.500% 8/01/45	2,539,397	2,352,741
Pool #G08711 3.500% 6/01/46	970,771	892,741
Pool #G08716 3.500% 8/01/46	1,404,442	1,291,554

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #G67703 3.500% 4/01/47	$1,736,582	$1,606,765
Pool #G67706 3.500% 12/01/47	1,394,419	1,286,694
Pool #G08792 3.500% 12/01/47	1,182,747	1,082,874
Pool #G67707 3.500% 1/01/48	1,651,102	1,527,160
Pool #G67708 3.500% 3/01/48	3,019,118	2,787,765
Pool #G67709 3.500% 3/01/48	3,945,978	3,633,736
Pool #G67711 4.000% 3/01/48	449,703	425,404
Pool #G67713 4.000% 6/01/48	1,175,535	1,112,017
Pool #G67714 4.000% 7/01/48	1,633,748	1,544,451
Pool #G67717 4.000% 11/01/48	1,449,142	1,369,935
Pool #G08843 4.500% 10/01/48	531,622	514,585
Pool #G08826 5.000% 6/01/48	163,777	162,380
Pool #G08844 5.000% 10/01/48	62,351	61,761
Federal National Mortgage Association
Pool #MA4093 2.000% 8/01/40	853,532	725,790
Pool #MA4152 2.000% 10/01/40	3,211,860	2,724,138
Pool #MA4176 2.000% 11/01/40	2,333,207	1,978,908
Pool #MA4333 2.000% 5/01/41	695,842	587,568
Pool #BQ6913 2.000% 12/01/51	4,422,175	3,587,599
Pool #CB2767 2.000% 1/01/52	4,236,422	3,435,577
Pool #CB2766 2.000% 2/01/52	2,899,575	2,351,445
Pool #FS1598 2.000% 4/01/52	4,275,996	3,467,671
Pool #BL6060 2.455% 4/01/40	1,265,000	918,906
Pool #MA4548 2.500% 2/01/52	3,975,513	3,347,312
Pool #MA4563 2.500% 3/01/52	4,075,714	3,430,405
Pool #MA3029 3.000% 6/01/32	259,476	244,862
Pool #MA1607 3.000% 10/01/33	1,901,550	1,739,815
Pool #BN7755 3.000% 9/01/49	1,847,412	1,630,962
Pool #MA3811 3.000% 10/01/49	478,091	413,523
Pool #BO2259 3.000% 10/01/49	3,184,391	2,805,325
Pool #MA4579 3.000% 4/01/52	3,964,559	3,455,454
Pool #AB4262 3.500% 1/01/32	1,340,412	1,257,060
Pool #MA1148 3.500% 8/01/42	2,495,582	2,347,416
Pool #CA0996 3.500% 1/01/48	82,899	76,138
Pool #MA3276 3.500% 2/01/48	183,234	167,545
Pool #MA3305 3.500% 3/01/48	621,964	568,711
Pool #MA3332 3.500% 4/01/48	24,701	22,586
Pool #CA3633 3.500% 6/01/49	716,295	654,797
Pool #MA2995 4.000% 5/01/47	521,963	491,990
Pool #AS9830 4.000% 6/01/47	293,392	276,544
Pool #MA3027 4.000% 6/01/47	478,989	451,484
Pool #AS9972 4.000% 7/01/47	280,071	263,813
Pool #AL9106 4.500% 2/01/46	242,027	236,316
Pool #CA1710 4.500% 5/01/48	949,100	918,993
Pool #CA1711 4.500% 5/01/48	17,159	16,614
Pool #CA2208 4.500% 8/01/48	663,283	641,413
Government National Mortgage Association II
Pool #MA4126 3.000% 12/20/46	1,500,160	1,347,393

	Principal Amount	Value
Pool #MA4836 3.000% 11/20/47	$1,062,652	$953,774
Pool #MA6209 3.000% 10/20/49	439,073	380,913
Pool #MA4127 3.500% 12/20/46	1,022,916	942,501
Pool #MA4382 3.500% 4/20/47	174,433	160,720
Pool #MA4719 3.500% 9/20/47	1,532,616	1,411,174
Pool #MA4837 3.500% 11/20/47	208,889	192,272
Pool #MA4962 3.500% 1/20/48	523,416	481,778
Pool #MA5019 3.500% 2/20/48	718,016	660,898
Pool #MA4838 4.000% 11/20/47	437,092	413,233
Pool #MA4901 4.000% 12/20/47	358,353	338,681
Pool #MA5078 4.000% 3/20/48	295,996	279,469
Pool #MA5466 4.000% 9/20/48	203,967	191,878
Pool #MA5528 4.000% 10/20/48	819,819	770,522
Pool #MA4264 4.500% 2/20/47	222,371	217,918
Pool #MA4512 4.500% 6/20/47	1,341,347	1,310,295
Pool #MA3666 5.000% 5/20/46	29,878	30,069
Pool #MA3806 5.000% 7/20/46	203,018	203,817
Pool #MA4072 5.000% 11/20/46	39,411	39,540
Pool #MA4454 5.000% 5/20/47	727,839	731,349
Government National Mortgage Association II TBA 2.500% 10/20/52 (l)	11,675,000	10,032,291
Uniform Mortgage Backed Securities TBA
2.000% 10/13/52 (l)	12,000,000	9,716,250
2.000% 11/14/52 (l)	22,100,000	17,893,230
2.500% 11/10/51 (l)	22,075,000	18,533,514
2.500% 10/13/52 (l)	9,050,000	7,599,879
3.000% 10/13/52 (l)	22,275,000	19,379,250
3.500% 10/13/52 (l)	5,575,000	5,015,758
4.000% 10/13/52 (l)	8,250,000	7,650,586
4.500% 10/13/52 (l)	33,925,000	32,292,359
5.000% 10/13/52 (l)	17,775,000	17,302,852
		257,279,081
U.S. Agencies Notes — 1.5%
Federal Home Loan Banks
1.040% 6/14/24	8,900,000	8,405,864
1.610% 9/04/24	2,115,000	2,002,664
		10,408,528

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $292,502,278)		272,885,886

U.S. TREASURY OBLIGATIONS — 28.7%
U.S. Treasury Bonds & Notes — 28.7%
U.S. Treasury Bond
2.000% 11/15/41	39,402,000	28,203,215

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
2.375% 2/15/42	$17,185,000	$13,173,376
3.000% 8/15/52	14,606,000	12,613,651
U.S. Treasury Inflation Index
0.125% 2/15/52	1,399,528	879,571
U.S. Treasury Note
2.750% 7/31/27	20,265,000	19,095,012
2.750% 8/15/32	2,450,000	2,239,453
3.000% 7/31/24	23,820,000	23,295,217
3.250% 8/31/24 (d)	28,495,000	27,988,547
3.250% 6/30/27	2,780,000	2,681,180
3.500% 9/15/25	750,000	734,883
4.125% 9/30/27	44,880,000	45,074,914
4.250% 9/30/24	30,635,000	30,662,715
		206,641,734

TOTAL U.S. TREASURY OBLIGATIONS (Cost $219,464,137)		206,641,734

TOTAL BONDS & NOTES (Cost $918,544,274)		840,627,561
	Number of Shares
RIGHTS — 0.0%
Communications — 0.0%
Telecommunications — 0.0%
Intelsat Jackson Holdings S.A. (g) (h) (i)	1,754	—
Intelsat Jackson Holdings S.A. (g) (h) (i)	1,754	—

TOTAL RIGHTS (Cost $0)		—

MUTUAL FUNDS — 2.3%
Diversified Financial Services — 2.3%
State Street Navigator Securities Lending Government Money Market Portfolio (m)	16,726,548	16,726,548

TOTAL MUTUAL FUNDS (Cost $16,726,548)		16,726,548

TOTAL LONG-TERM INVESTMENTS (Cost $936,846,177)		857,789,713

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 4.3%
Repurchase Agreement — 2.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (n)	$15,693,982	$15,693,982
U.S. Treasury Bill — 2.1%
U.S. Treasury Bill
2.448% 12/22/22 (o)	445,000	441,866
3.791% 3/16/23 (o)	15,375,000	15,117,877
		15,559,743

TOTAL SHORT-TERM INVESTMENTS (Cost $31,251,376)		31,253,725

TOTAL INVESTMENTS — 123.5% (Cost $968,097,553) (p)		889,043,438

Less Unfunded Loan Commitments — 0.00%		(27,180)

NET INVESTMENTS — 123.5% (Cost $968,070,373)		889,016,258

Other Assets/(Liabilities) — (23.5)%		(169,122,142)

NET ASSETS — 100.0%		$719,894,116

Abbreviation Legend

CLO	Collateralized Loan Obligation
FRN	Floating Rate Note
REMICS	Real Estate Mortgage Investment Conduits
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security represents unsettled loan commitments at September 30, 2022 where the rate will be determined at time of settlement.
(b)	Unfunded or partially unfunded loan commitments.
(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $154,913,458 or 21.52% of net assets.

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(d)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2022, was $31,021,740 or 4.31% of net assets. The Fund received $14,947,430 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(e)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(f)

Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2022, these securities amounted to a value of $4,125 or 0.00% of net assets.

(g)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2022, these securities amounted to a value of $0 or 0.00% of net assets.
(h)	Investment is valued using significant unobservable inputs.
(i)	Non-income producing security.

(j)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2022.

(k)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(l)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(m)	Represents investment of security lending cash collateral. (Note 2).
(n)

Maturity value of $15,695,068. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 3/30/23, and an aggregate market value, including accrued interest, of $16,007,891.

(o)	The rate shown represents yield-to-maturity.
(p)	See Note 6 for aggregate cost for federal tax purposes.

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Citibank N.A.*	10/07/22	EUR	119,000	USD	117,316	$(667)
Citibank N.A.*	10/07/22	USD	1,132,148	EUR	1,107,000	47,011
Goldman Sachs International*	10/07/22	USD	136,253	EUR	133,000	5,880
						$52,224

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Ultra Bond	12/20/22	27	$4,032,216	$(333,216)
U.S. Treasury Note 2 Year	12/30/22	615	128,208,948	(1,893,713)
				$(2,226,929)
Short
U.S. Treasury Ultra 10 Year	12/20/22	70	$(8,647,084)	$353,178

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
12-Month USD SOFR	Annually	Fixed 1.950%	Annually	6/10/24	USD	41,670,000	$(1,538,273)	$—	$(1,538,273)
3-Month USD LIBOR BBA	Quarterly	Fixed 1.073%	Semi-Annually	7/24/25	USD	10,155,000	(588,710)	—	(588,710)
3-Month USD LIBOR BBA	Quarterly	Fixed 1.034%	Semi-Annually	7/24/25	USD	15,025,000	(881,808)	—	(881,808)
3-Month USD LIBOR BBA	Quarterly	Fixed 1.026%	Semi-Annually	7/24/25	USD	20,310,000	(1,194,969)	—	(1,194,969)
3-Month USD LIBOR BBA	Quarterly	Fixed 1.390%	Semi-Annually	9/28/25	USD	25,970,000	(1,302,803)	—	(1,302,803)
Fixed 1.808%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	7/24/53	USD	850,000	224,274	—	224,274
Fixed 1.785%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	7/24/53	USD	1,250,000	335,022	—	335,022
Fixed 1.773%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	7/24/53	USD	1,700,000	459,564	—	459,564
Fixed 1.870%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	9/28/53	USD	2,215,000	548,043	—	548,043
							$(3,939,660)	$—	$(3,939,660)

*	Contracts are subject to a master netting agreement or similar agreement.

Currency Legend

EUR	Euro
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments
September 30, 2022

	Principal Amount	Value
BONDS & NOTES — 98.5%
BANK LOANS — 3.5%
Advertising — 0.0%
CMG Media Corp., 2021 Term Loan, 1 mo. USD LIBOR + 3.500%
6.615% VRN 12/17/26	$188,192	$175,803
Airlines — 0.1%
United Airlines, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 3.750%
6.533% VRN 4/21/28	483,751	460,841
Auto Parts & Equipment — 0.1%
Clarios Global LP, 2021 USD Term Loan B, 1 mo. USD LIBOR + 3.250%
6.365% VRN 4/30/26	380,344	358,949
Beverages — 0.1%
Triton Water Holdings, Inc., Term Loan, 3 mo. USD LIBOR + 3.500%
7.174% VRN 3/31/28	485,100	434,233
Commercial Services — 0.3%
API Group DE, Inc., Term Loan B, 1 mo. USD LIBOR + 2.500%
3.115% VRN 10/01/26	226,314	220,261
Prime Security Services Borrower, LLC, 2021 Term Loan, 1 mo. USD LIBOR + 2.750%
5.303% VRN 9/23/26	483,847	467,894
Verscend Holding Corp., 2021 Term Loan B, 1 mo. USD LIBOR + 4.000%
7.115% VRN 8/27/25	514,029	497,323
		1,185,478
Computers — 0.2%
Magenta Buyer LLC, 2021 USD 1st Lien Term Loan, 1 mo. USD LIBOR + 4.750%
7.870% VRN 7/27/28	486,325	437,693
Peraton Corp., Term Loan B, 1 mo. USD LIBOR + 3.750%
6.865% VRN 2/01/28	274,673	259,840
		697,533
Diversified Financial Services — 0.3%
Avolon TLB Borrower 1 (US) LLC, 2021 Term Loan B5, 1 mo. USD LIBOR + 2.250%
5.264% VRN 12/01/27	87,683	85,271
Castlelake Aviation Ltd., Term Loan B, 3 mo. USD LIBOR + 2.750%
6.043% VRN 10/22/26	316,452	305,310

	Principal Amount	Value
Citadel Securities LP, 2021 Term Loan B, 1 mo. USD SOFR CME + 2.500%
5.649% VRN 2/02/28	$52,438	$50,852
Deerfield Dakota Holding, LLC, 2020 USD Term Loan B, 1 mo. USD SOFR CME + 3.750%
6.784% VRN 4/09/27	278,967	262,695
Jane Street Group, LLC, 2021 Term Loan, 1 mo. USD LIBOR + 2.750%
5.865% VRN 1/26/28	347,451	332,757
VFH Parent LLC, 2022 Term Loan B, 1 mo. USD SOFR + 3.000%
6.118% VRN 1/13/29	110,000	105,153
		1,142,038
Electronics — 0.0%
II-VI, Inc., 2022 Term Loan B, 1 mo. USD LIBOR + 2.750%
5.314% VRN 7/02/29	160,000	154,667
Entertainment — 0.1%
PCI Gaming Authority, Term Loan, 1 mo. USD LIBOR + 2.500%
5.615% VRN 5/29/26	258,892	251,126
Scientific Games International, Inc., 2022 USD Term Loan, 1 mo. USD SOFR CME + 3.000%
5.906% VRN 4/14/29	239,400	232,098
		483,224
Food — 0.1%
Froneri International PLC, 2020 USD Term Loan, 1 mo. USD LIBOR + 2.250%
5.365% VRN 1/29/27	303,025	285,374
Health Care – Products — 0.1%
Sotera Health Holdings, LLC, 2021 Term Loan, 1 mo. USD LIBOR + 2.750%
5.865% VRN 12/11/26	260,000	227,500
Health Care – Services — 0.2%
Global Medical Response, Inc., 2020 Term Loan B, 1 mo. USD LIBOR + 4.250%
6.814% VRN 10/02/25	382,996	331,100
Phoenix Guarantor, Inc., 2020 Term Loan B, 1 mo. USD LIBOR + 3.250%
6.365% VRN 3/05/26	488,659	461,959

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
RegionalCare Hospital Partners Holdings, Inc., 2018 Term Loan B, 1 mo. USD LIBOR + 3.750%
6.871% VRN 11/16/25	$22,800	$21,151
		814,210
Housewares — 0.1%
Solis IV BV, USD Term Loan B1, 3 mo. USD SOFR CME + 3.500%
6.340% VRN 2/26/29	370,000	302,845
Insurance — 0.1%
AmWINS Group, Inc., 2021 Term Loan B, 1 mo. USD LIBOR + 2.250%
5.365% VRN 2/19/28	304,577	290,801
Leisure Time — 0.1%
Alterra Mountain Co., 2021 Series B-2 Consenting Term Loan, 1 mo. USD LIBOR + 3.500%
6.615% VRN 8/17/28	366,700	354,782
Lodging — 0.3%
Caesars Resort Collection, LLC, 2017 1st Lien Term Loan B, 1 mo. USD LIBOR + 2.750%
5.865% VRN 12/23/24	478,955	467,029
Four Seasons Holdings, Inc., New 1st Lien Term Loan, 1 mo. USD LIBOR + 2.000%
5.121% VRN 11/30/23	71,596	71,175
Hilton Worldwide Finance, LLC, 2019 Term Loan B2, 1 mo. USD LIBOR + 1.750%
4.834% VRN 6/22/26	286,204	276,424
Station Casinos, LLC, 2020 Term Loan B, 1 mo. USD LIBOR + 2.250%
5.370% VRN 2/08/27	462,692	441,774
		1,256,402
Machinery – Diversified — 0.1%
Ali Group North America Corp., 2021 Term Loan B, 1 mo. USD LIBOR + 2.000%
5.149% VRN 7/30/29	263,578	253,562
Media — 0.2%
iHeartCommunications, Inc., 2020 Term Loan, 1 mo. USD LIBOR + 3.000%
6.115% VRN 5/01/26	495,927	464,753
Nexstar Broadcasting, Inc., 2019 Term Loan B4, 1 mo. USD LIBOR + 2.500%
5.615% VRN 9/18/26	320,071	315,155

	Principal Amount	Value
Virgin Media Bristol LLC, USD Term Loan N, 1 mo. USD LIBOR + 2.500%
5.318% VRN 1/31/28	$203,954	$194,323
		974,231
Pharmaceuticals — 0.3%
Change Healthcare Holdings LLC, 2017 Term Loan B, 3 mo. USD PRIME + 1.500%
7.750% VRN 3/01/24	188,015	187,283
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, 1 mo. USD LIBOR + 2.000%
5.115% VRN 11/15/27	347,795	329,487
Horizon Therapeutics USA, Inc., 2021 Term Loan B2, 1 mo. USD LIBOR + 1.750%
4.875% VRN 3/15/28	474,000	454,154
Jazz Financing Lux SARL, USD Term Loan, 1 mo. USD LIBOR + 3.500%
6.615% VRN 5/05/28	436,456	421,180
		1,392,104
Retail — 0.2%
1011778 B.C. Unlimited Liability Co., Term Loan B4, 1 mo. USD LIBOR + 1.750%
4.871% VRN 11/19/26	331,199	316,000
Harbor Freight Tools USA, Inc., 2021 Term Loan B, 1 mo. USD LIBOR + 2.750%
5.865% VRN 10/19/27	373,522	337,104
		653,104
Software — 0.2%
Athenahealth, Inc.
2022 Delayed Draw Term Loan, 3 mo. USD LIBOR + 3.500%
3.500% VRN 2/15/29 (a)	59,420	53,122
2022 Term Loan B, 1 mo. USD SOFR CME + 3.500%
6.576% VRN 2/15/29	349,703	312,634
Cloudera, Inc., 2021 Term Loan, 1 mo. USD LIBOR + 3.750%
6.865% VRN 10/08/28	199,000	174,125
DCert Buyer, Inc., 2019 Term Loan B, 3 mo. USD LIBOR + 4.000%
6.903% VRN 10/16/26	111,700	106,302

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Rackspace Technology Global, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 2.750%
5.617% VRN 2/15/28	$433,301	$307,193
		953,376
Telecommunications — 0.2%
Level 3 Financing, Inc., 2019 Term Loan B, 1 mo. USD LIBOR + 1.750%
4.865% VRN 3/01/27	386,209	366,234
Zayo Group Holdings, Inc., USD Term Loan, 1 mo. USD LIBOR + 3.000%
6.115% VRN 3/09/27	410,000	341,378
		707,612
Transportation — 0.1%
Genesee & Wyoming, Inc., Term Loan, 3 mo. USD LIBOR + 2.000%
5.674% VRN 12/30/26	492,492	478,052

TOTAL BANK LOANS (Cost $15,012,956)		14,036,721

CORPORATE DEBT — 27.1%
Aerospace & Defense — 0.8%
The Boeing Co.
2.196% 2/04/26	230,000	204,503
2.700% 2/01/27	90,000	78,410
2.800% 3/01/27	150,000	131,812
3.100% 5/01/26	80,000	73,047
3.200% 3/01/29	290,000	242,125
3.250% 2/01/35	360,000	254,488
3.550% 3/01/38	80,000	54,805
3.750% 2/01/50	240,000	156,317
5.150% 5/01/30	160,000	147,822
5.705% 5/01/40	110,000	96,093
5.805% 5/01/50	270,000	235,177
5.930% 5/01/60	40,000	34,221
General Dynamics Corp.
3.500% 5/15/25	50,000	48,585
4.250% 4/01/40	20,000	17,505
4.250% 4/01/50	50,000	43,369
L3 Harris Technologies, Inc.
5.054% 4/27/45	50,000	44,271
Lockheed Martin Corp.
3.550% 1/15/26	45,000	43,511
3.900% 6/15/32	50,000	46,241
4.150% 6/15/53	320,000	267,205
4.500% 5/15/36	60,000	54,910

	Principal Amount	Value
Northrop Grumman Corp.
2.930% 1/15/25	$160,000	$152,565
3.250% 1/15/28	290,000	264,316
5.250% 5/01/50	160,000	152,697
Raytheon Technologies Corp.
2.250% 7/01/30	110,000	88,879
4.125% 11/16/28	160,000	149,576
4.500% 6/01/42	80,000	68,969
		3,151,419
Agriculture — 0.4%
Altria Group, Inc.
2.450% 2/04/32	140,000	99,190
4.400% 2/14/26 (b)	192,000	184,824
5.800% 2/14/39	240,000	209,588
5.950% 2/14/49	120,000	99,369
6.200% 2/14/59	56,000	48,708
BAT Capital Corp.
3.557% 8/15/27	170,000	149,253
4.540% 8/15/47	250,000	165,651
Cargill, Inc.
1.375% 7/23/23 (c)	180,000	175,322
Philip Morris International, Inc.
1.125% 5/01/23	190,000	186,151
2.100% 5/01/30	40,000	30,374
4.500% 3/20/42	80,000	58,608
Reynolds American, Inc.
5.850% 8/15/45	110,000	86,304
		1,493,342
Airlines — 0.9%
Delta Air Lines, Inc.
3.800% 4/19/23 (b)	90,000	89,105
2.900% 10/28/24 (b)	180,000	167,107
7.000% 5/01/25 (c)	1,670,000	1,681,000
7.375% 1/15/26 (b)	380,000	384,133
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.500% 10/20/25 (c)	320,000	310,638
4.750% 10/20/28 (c)	300,000	279,532
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.
5.750% 1/20/26 (c)	10,000	8,820
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.500% 6/20/27 (c)	313,500	305,793
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd.
8.000% 9/20/25 (c)	240,000	241,399

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
United Airlines, Inc.
4.375% 4/15/26 (c)	$80,000	$71,400
4.625% 4/15/29 (c)	290,000	240,700
		3,779,627
Apparel — 0.1%
NIKE, Inc.
2.850% 3/27/30	280,000	243,147
3.250% 3/27/40	130,000	100,103
3.375% 3/27/50	40,000	29,772
		373,022
Auto Manufacturers — 0.7%
Ford Motor Co.
4.750% 1/15/43	90,000	59,615
6.100% 8/19/32	90,000	79,344
Ford Motor Credit Co. LLC
2.900% 2/16/28	390,000	307,308
3.625% 6/17/31	220,000	163,449
4.000% 11/13/30	200,000	156,000
4.125% 8/17/27	200,000	172,320
4.950% 5/28/27	250,000	222,152
5.125% 6/16/25	200,000	188,709
General Motors Co.
5.150% 4/01/38	40,000	32,188
5.200% 4/01/45	412,000	313,751
5.400% 10/02/23	130,000	130,049
5.950% 4/01/49	110,000	91,765
6.125% 10/01/25	20,000	20,012
6.600% 4/01/36	10,000	9,344
General Motors Financial Co., Inc.
3.100% 1/12/32 (b)	40,000	30,155
4.250% 5/15/23	10,000	9,960
Nissan Motor Co. Ltd.
3.043% 9/15/23 (c)	200,000	194,432
3.522% 9/17/25 (c)	410,000	377,138
4.345% 9/17/27 (c)	300,000	257,667
		2,815,358
Banks — 7.6%
ABN AMRO Bank NV
4.750% 7/28/25 (c)	260,000	250,093
Banco Santander SA
2.746% 5/28/25	600,000	548,689
3 mo. USD LIBOR + 1.120% 3.543% FRN 4/12/23	200,000	200,092
Bank of America Corp.
SOFR + 1.210% 2.572% VRN 10/20/32	60,000	45,868
SOFR + 2.150% 2.592% VRN 4/29/31	360,000	285,388

	Principal Amount	Value
SOFR + 1.330% 2.972% VRN 2/04/33	$130,000	$101,580
3 mo. USD LIBOR + 1.040% 3.419% VRN 12/20/28	570,000	505,816
3 mo. USD LIBOR + 1.370% 3.593% VRN 7/21/28	270,000	243,969
3 mo. USD LIBOR + 1.070% 3.970% VRN 3/05/29	890,000	805,597
3 mo. USD LIBOR + 1.210% 3.974% VRN 2/07/30	270,000	240,755
4.000% 4/01/24	270,000	266,946
4.000% 1/22/25	270,000	261,365
3 mo. USD LIBOR + 3.150% 4.083% VRN 3/20/51	4,500,000	3,372,039
4.200% 8/26/24	380,000	373,874
4.250% 10/22/26	50,000	47,525
3 mo. USD LIBOR + 1.520% 4.330% VRN 3/15/50	90,000	70,854
SOFR + 1.580% 4.376% VRN 4/27/28	300,000	281,173
4.450% 3/03/26	50,000	48,197
5.000% 1/21/44	130,000	112,310
3 mo. USD LIBOR + 3.705% 6.250% VRN (d)	170,000	164,263
Bank of Montreal
1.850% 5/01/25	70,000	64,411
5 year USD Swap + 1.432% 3.803% VRN 12/15/32	90,000	78,080
The Bank of New York Mellon Corp.
1.600% 4/24/25	170,000	157,040
The Bank of Nova Scotia
1.300% 6/11/25	120,000	107,932
5 year CMT + 2.050% 4.588% VRN 5/04/37	100,000	83,807
Barclays PLC 3 mo. USD LIBOR + 3.054%
5.088% VRN 6/20/30	510,000	443,183
BNP Paribas SA
SOFR + 2.074% 2.219% VRN 6/09/26 (c)	200,000	179,855
5 year USD Swap + 1.483% 4.375% VRN 3/01/33 (c)	220,000	189,726
4.400% 8/14/28 (c)	400,000	360,168
4.625% 3/13/27 (c)	260,000	240,348
Canadian Imperial Bank of Commerce
0.950% 6/23/23	120,000	116,736
Citigroup, Inc.
SOFR + 2.107% 2.572% VRN 6/03/31	170,000	133,654
SOFR + 1.939% 3.785% VRN 3/17/33	510,000	427,314

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
3 mo. USD LIBOR + 1.338% 3.980% VRN 3/20/30	$180,000	$159,629
4.125% 7/25/28	150,000	135,390
4.300% 11/20/26	670,000	634,287
SOFR + 3.914% 4.412% VRN 3/31/31	410,000	367,960
4.450% 9/29/27	480,000	444,179
4.650% 7/30/45	181,000	145,373
4.650% 7/23/48	70,000	57,044
SOFR + 1.887% 4.658% VRN 5/24/28	50,000	47,596
4.750% 5/18/46	40,000	31,881
SOFR + 2.086% 4.910% VRN 5/24/33	130,000	119,676
5.300% 5/06/44	16,000	13,945
3 mo. USD LIBOR + 4.068% 5.950% VRN (b) (d)	50,000	49,406
3 mo. USD LIBOR + 3.905% 5.950% VRN (d)	150,000	135,757
3 mo. USD LIBOR + 3.423% 6.300% VRN (d)	60,000	55,877
6.625% 6/15/32	20,000	20,214
8.125% 7/15/39	50,000	59,221
Cooperatieve Rabobank UA
4.375% 8/04/25	470,000	449,171
Credit Agricole SA SOFR + 1.676%
1.907% VRN 6/16/26 (c)	270,000	241,504
Credit Suisse AG
5.000% 7/09/27	250,000	230,837
Credit Suisse Group AG
SOFR + 2.044% 2.193% VRN 6/05/26 (c)	480,000	417,415
SOFR + 1.730% 3.091% VRN 5/14/32 (c)	350,000	245,404
SOFR + 3.730% 4.194% VRN 4/01/31 (c)	250,000	196,568
5 year CMT + 6.383% 9.750% VRN (c) (d)	470,000	460,939
Danske Bank A/S
5.375% 1/12/24 (c)	240,000	238,695
Goldman Sachs Capital II 3 mo. USD LIBOR + .768%
4.000% VRN (d)	8,000	5,784
The Goldman Sachs Group, Inc.
SOFR + 1.472% 2.908% VRN 7/21/42	80,000	51,444
SOFR + 1.513% 3.210% VRN 4/22/42	40,000	27,106
3.500% 4/01/25	370,000	353,473
3.500% 11/16/26	200,000	184,596

	Principal Amount	Value
SOFR + 1.846% 3.615% VRN 3/15/28	$50,000	$45,522
3 mo. USD LIBOR + 1.510% 3.691% VRN 6/05/28	430,000	389,517
3.850% 7/08/24	90,000	87,978
4.000% 3/03/24	100,000	98,549
3 mo. USD LIBOR + 1.301% 4.223% VRN 5/01/29	490,000	445,584
4.250% 10/21/25	260,000	250,853
4.750% 10/21/45	130,000	108,418
5.150% 5/22/45	290,000	240,935
6.250% 2/01/41	130,000	129,046
6.750% 10/01/37	80,000	79,699
HSBC Holdings PLC
SOFR + 1.929% 2.099% VRN 6/04/26	510,000	456,756
4.250% 8/18/25	330,000	313,315
SOFR + 2.530% 4.762% VRN 3/29/33	200,000	164,083
Intesa Sanpaolo SpA
3.375% 1/12/23 (c)	350,000	348,047
5.017% 6/26/24 (c)	900,000	838,850
5.710% 1/15/26 (c)	200,000	181,961
JP Morgan Chase & Co.
SOFR + 1.850% 2.083% VRN 4/22/26	340,000	309,813
SOFR + 2.040% 2.522% VRN 4/22/31	300,000	237,043
SOFR + 1.180% 2.545% VRN 11/08/32	160,000	121,353
SOFR + 2.440% 3.109% VRN 4/22/51	80,000	50,694
SOFR + 1.580% 3.328% VRN 4/22/52	1,660,000	1,091,083
3 mo. USD LIBOR + .945% 3.509% VRN 1/23/29	70,000	61,950
3.875% 9/10/24	300,000	293,465
3 mo. USD LIBOR + 1.260% 4.203% VRN 7/23/29	310,000	282,233
4.250% 10/01/27	70,000	65,642
3 mo. USD LIBOR + 1.330% 4.452% VRN 12/05/29	830,000	760,096
4.950% 6/01/45	140,000	116,800
Lloyds Banking Group PLC
4.550% 8/16/28	370,000	337,196
Mitsubishi UFJ Financial Group, Inc. 1 year CMT + 1.125%
3.837% VRN 4/17/26 (b)	200,000	191,474
Morgan Stanley
SOFR + 1.143% 2.699% VRN 1/22/31	10,000	8,105

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
SOFR + 3.120% 3.622% VRN 4/01/31	$750,000	$645,013
3 mo. USD LIBOR + 1.140% 3.772% VRN 1/24/29	350,000	314,379
3 mo. USD LIBOR + 1.628% 4.431% VRN 1/23/30	10,000	9,190
National Securities Clearing Corp.
1.500% 4/23/25 (c)	250,000	230,288
Natwest Group PLC 3 mo. USD LIBOR + 1.550%
4.519% VRN 6/25/24	200,000	197,642
Royal Bank of Canada
1.150% 6/10/25	310,000	279,780
1.600% 4/17/23	30,000	29,578
3.875% 5/04/32	40,000	35,286
Santander Holdings USA, Inc.
4.500% 7/17/25	50,000	47,836
The Toronto-Dominion Bank
1.150% 6/12/25	300,000	269,656
UBS Group AG
4.253% 3/23/28 (c)	340,000	314,036
5 year USD Swap + 4.344% 7.000% VRN (c) (d)	500,000	473,100
US Bancorp
1.450% 5/12/25	280,000	257,065
Wells Fargo & Co.
SOFR + 2.000% 2.188% VRN 4/30/26	200,000	182,680
SOFR + 2.100% 2.393% VRN 6/02/28	230,000	197,340
3 mo. TSFR + 1.432% 2.879% VRN 10/30/30	150,000	123,200
3.000% 10/23/26	350,000	317,179
SOFR + 1.500% 3.350% VRN 3/02/33	360,000	291,812
4.300% 7/22/27	370,000	346,529
4.400% 6/14/46	180,000	137,245
SOFR + 4.032% 4.478% VRN 4/04/31	210,000	192,015
4.650% 11/04/44	80,000	63,575
4.750% 12/07/46	10,000	7,975
4.900% 11/17/45	250,000	202,343
SOFR + 4.502% 5.013% VRN 4/04/51	1,350,000	1,162,147
5.375% 11/02/43	110,000	95,254
3 mo. USD LIBOR + 3.990% 5.875% VRN (d)	50,000	47,521
		30,964,742

	Principal Amount	Value
Beverages — 0.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
3.650% 2/01/26	$320,000	$307,486
4.900% 2/01/46	50,000	43,333
Anheuser-Busch InBev Worldwide, Inc.
3.500% 6/01/30	130,000	116,001
4.000% 4/13/28	80,000	75,556
4.350% 6/01/40	30,000	25,412
4.500% 6/01/50	360,000	295,854
4.600% 4/15/48	20,000	16,565
4.750% 1/23/29	230,000	224,176
5.550% 1/23/49	110,000	103,286
The Coca-Cola Co.
1.450% 6/01/27 (b)	250,000	216,097
2.500% 6/01/40	10,000	6,981
2.600% 6/01/50	80,000	51,480
Constellation Brands, Inc.
3.600% 5/09/24	60,000	58,743
4.350% 5/09/27	80,000	76,770
Molson Coors Beverage Co.
3.000% 7/15/26	50,000	45,684
4.200% 7/15/46	50,000	37,073
PepsiCo, Inc.
1.625% 5/01/30	170,000	136,202
		1,836,699
Biotechnology — 0.1%
Amgen, Inc.
4.663% 6/15/51	24,000	20,169
Gilead Sciences, Inc.
3.700% 4/01/24	130,000	127,988
4.500% 2/01/45	10,000	8,275
4.750% 3/01/46	40,000	34,817
		191,249
Building Materials — 0.0%
Builders FirstSource, Inc.
4.250% 2/01/32 (c)	20,000	15,343
Carrier Global Corp.
3.577% 4/05/50	20,000	13,851
		29,194
Chemicals — 0.2%
Equate Petrochemical BV
4.250% 11/03/26 (c)	230,000	216,600
OCP SA
3.750% 6/23/31 (c)	260,000	196,928
5.125% 6/23/51 (c)	220,000	139,700

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Orbia Advance Corp. SAB de CV
2.875% 5/11/31 (c)	$490,000	$356,819
		910,047
Commercial Services — 0.2%
The ADT Security Corp.
4.125% 8/01/29 (c)	10,000	8,300
Allied Universal Holdco LLC / Allied Universal Finance Corp.
6.625% 7/15/26 (c)	10,000	8,912
Cintas Corp. No 2
3.700% 4/01/27	160,000	151,740
DP World Ltd.
5.625% 9/25/48 (c)	330,000	288,071
PayPal Holdings, Inc.
1.650% 6/01/25	270,000	248,607
United Rentals North America, Inc.
3.750% 1/15/32	80,000	62,657
3.875% 11/15/27	60,000	53,691
3.875% 2/15/31 (b)	20,000	16,265
		838,243
Computers — 0.2%
Apple, Inc.
2.450% 8/04/26	480,000	442,797
International Business Machines Corp.
3.000% 5/15/24	320,000	311,331
		754,128
Cosmetics & Personal Care — 0.1%
GSK Consumer Healthcare Capital US LLC
3.375% 3/24/29 (c)	260,000	226,742
The Procter & Gamble Co.
3.000% 3/25/30	100,000	89,527
		316,269
Distribution & Wholesale — 0.0%
H&E Equipment Services, Inc.
3.875% 12/15/28 (c)	20,000	15,700
Diversified Financial Services — 0.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
2.450% 10/29/26	170,000	143,470
3.000% 10/29/28	160,000	128,653
3.150% 2/15/24	190,000	182,514
3.300% 1/30/32	160,000	120,165
Air Lease Corp.
3.375% 7/01/25	80,000	74,559
American Express Co.
3.375% 5/03/24	130,000	126,790
4.050% 5/03/29	210,000	192,685

	Principal Amount	Value
Blue Owl Finance LLC
3.125% 6/10/31 (c)	$1,610,000	$1,142,833
ILFC E-Capital Trust II
5.365% VRN 12/21/65 (c) (e)	10,000	6,800
KKR Group Finance Co. II LLC
5.500% 2/01/43 (c)	20,000	18,094
Mastercard, Inc.
3.850% 3/26/50	50,000	40,225
Park Aerospace Holdings Ltd.
4.500% 3/15/23 (c)	10,000	9,941
5.500% 2/15/24 (c)	50,000	48,813
Vanguard Group, Inc.
3.050% 8/22/50	450,000	300,944
Visa, Inc.
3.150% 12/14/25	200,000	190,973
4.300% 12/14/45	160,000	139,393
		2,866,852
Electric — 0.2%
American Transmission Systems, Inc.
2.650% 1/15/32 (c)	440,000	345,248
Consolidated Edison Co. of New York, Inc.
3.350% 4/01/30	70,000	61,487
3.950% 4/01/50	50,000	38,460
Duke Energy Ohio, Inc.
3.650% 2/01/29	260,000	237,501
Exelon Corp.
5.625% 6/15/35	40,000	39,011
Pacific Gas and Electric Co.
2.100% 8/01/27	140,000	113,226
2.500% 2/01/31	40,000	29,094
3.300% 8/01/40	50,000	32,007
3.500% 8/01/50	80,000	48,692
		944,726
Electronics — 0.0%
Honeywell International, Inc.
1.350% 6/01/25	80,000	73,641
Entertainment — 0.2%
Warnermedia Holdings, Inc.
3.755% 3/15/27 (c)	60,000	53,705
4.054% 3/15/29 (c)	80,000	69,271
4.279% 3/15/32 (c)	430,000	353,686
5.050% 3/15/42 (c)	20,000	14,967
5.141% 3/15/52 (c)	300,000	217,665
		709,294
Environmental Controls — 0.1%
Republic Services, Inc.
2.500% 8/15/24	230,000	219,654

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Food — 0.2%
Danone SA
2.589% 11/02/23 (c)	$310,000	$303,066
The Hershey Co.
0.900% 6/01/25	50,000	45,388
Mars, Inc.
2.700% 4/01/25 (c)	140,000	133,161
3.200% 4/01/30 (c)	80,000	70,613
Mondelez International, Inc.
1.500% 5/04/25	390,000	356,509
		908,737
Forest Products & Paper — 0.1%
Suzano Austria GmbH
3.125% 1/15/32	80,000	57,576
3.750% 1/15/31	430,000	336,884
		394,460
Health Care – Products — 0.1%
Abbott Laboratories
3.750% 11/30/26	139,000	134,865
4.750% 11/30/36	80,000	77,982
4.900% 11/30/46	100,000	95,771
Medtronic, Inc.
4.625% 3/15/45	18,000	16,249
		324,867
Health Care – Services — 0.4%
Aetna, Inc.
2.800% 6/15/23	40,000	39,485
Centene Corp.
2.625% 8/01/31	10,000	7,551
3.000% 10/15/30	10,000	7,919
4.250% 12/15/27	70,000	63,898
4.625% 12/15/29	120,000	107,832
CommonSpirit Health
4.350% 11/01/42	20,000	15,762
Elevance Health, Inc.
3.350% 12/01/24	120,000	115,453
3.650% 12/01/27	140,000	130,446
4.100% 5/15/32	60,000	54,169
4.550% 5/15/52	10,000	8,437
Fresenius Medical Care US Finance II, Inc.
4.750% 10/15/24 (c)	70,000	68,759
HCA, Inc.
3.500% 9/01/30	70,000	57,800
4.500% 2/15/27	40,000	37,339
5.000% 3/15/24	50,000	49,670
5.250% 6/15/26	60,000	58,001
5.500% 6/15/47	80,000	67,592

	Principal Amount	Value
Humana, Inc.
2.150% 2/03/32	$40,000	$30,380
4.500% 4/01/25	50,000	49,292
4.625% 12/01/42	70,000	59,775
4.800% 3/15/47	10,000	8,697
Tenet Healthcare Corp.
4.375% 1/15/30 (c)	10,000	8,347
UnitedHealth Group, Inc.
1.250% 1/15/26	110,000	98,136
2.000% 5/15/30	100,000	80,410
2.300% 5/15/31	20,000	16,082
3.125% 5/15/60	30,000	19,213
3.875% 12/15/28	110,000	102,767
3.875% 8/15/59	90,000	66,781
4.000% 5/15/29	100,000	93,217
4.200% 5/15/32	70,000	64,982
4.250% 6/15/48	110,000	91,150
4.450% 12/15/48	50,000	42,626
5.800% 3/15/36	70,000	71,325
		1,793,293
Home Builders — 0.0%
Lennar Corp.
4.500% 4/30/24	100,000	98,164
4.750% 11/29/27	40,000	36,978
MDC Holdings, Inc.
6.000% 1/15/43	20,000	15,040
		150,182
Insurance — 0.2%
Ambac Assurance Corp.
5.100% (c) (d)	4,362	4,427
Berkshire Hathaway Finance Corp.
4.250% 1/15/49	160,000	132,988
Brighthouse Financial, Inc.
4.700% 6/22/47	11,000	7,790
Chubb INA Holdings, Inc.
3.350% 5/03/26	120,000	113,451
Guardian Life Global Funding
1.100% 6/23/25 (c)	120,000	107,801
MetLife Capital Trust IV
7.875% 12/15/37 (c)	200,000	213,500
New York Life Global Funding
0.950% 6/24/25 (c)	100,000	89,606
Principal Life Global Funding II
1.250% 6/23/25 (c)	110,000	98,830
Teachers Insurance & Annuity Association of America
4.900% 9/15/44 (c)	50,000	43,821

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
6.850% 12/16/39 (c)	$22,000	$23,959
		836,173
Internet — 1.3%
Alphabet, Inc.
0.450% 8/15/25	50,000	44,838
0.800% 8/15/27	90,000	75,951
1.900% 8/15/40	100,000	64,200
2.050% 8/15/50	60,000	35,263
Amazon.com, Inc.
2.100% 5/12/31	80,000	64,845
2.500% 6/03/50	60,000	37,467
3.150% 8/22/27	470,000	438,194
3.300% 4/13/27	40,000	37,771
3.450% 4/13/29	80,000	74,008
3.600% 4/13/32 (b)	320,000	290,831
4.050% 8/22/47	100,000	84,487
4.250% 8/22/57	70,000	58,245
4.950% 12/05/44	180,000	171,890
Meta Platforms, Inc.
4.450% 8/15/52 (c)	3,215,000	2,624,093
Prosus NV
3.061% 7/13/31 (c)	570,000	391,262
3.832% 2/08/51 (c)	210,000	116,549
4.027% 8/03/50 (c)	310,000	172,733
Tencent Holdings Ltd.
3.680% 4/22/41 (c)	210,000	150,633
3.840% 4/22/51 (c)	320,000	208,993
		5,142,253
Investment Companies — 0.3%
Golub Capital BDC, Inc.
2.500% 8/24/26	1,570,000	1,316,566
Iron & Steel — 0.1%
ArcelorMittal SA
7.000% STEP 10/15/39 (b)	60,000	56,934
Vale Overseas Ltd.
6.875% 11/21/36	174,000	165,148
		222,082
Leisure Time — 0.0%
VOC Escrow Ltd.
5.000% 2/15/28 (c)	210,000	170,806
Lodging — 0.4%
Las Vegas Sands Corp.
2.900% 6/25/25	100,000	89,698
3.200% 8/08/24	790,000	744,899
Sands China Ltd.
4.300% STEP 1/08/26	280,000	238,302
5.625% STEP 8/08/25	750,000	679,447
		1,752,346

	Principal Amount	Value
Machinery – Construction & Mining — 0.0%
Vertiv Group Corp.
4.125% 11/15/28 (b) (c)	$30,000	$24,150
Machinery – Diversified — 0.1%
Deere & Co.
3.100% 4/15/30	60,000	53,369
3.750% 4/15/50 (b)	260,000	212,067
Otis Worldwide Corp.
2.056% 4/05/25	140,000	129,516
		394,952
Media — 1.1%
CCO Holdings LLC/CCO Holdings Capital Corp.
4.500% 8/15/30 (c)	30,000	23,725
4.500% 5/01/32	840,000	640,643
4.750% 2/01/32 (c)	70,000	54,515
Charter Communications Operating LLC/Charter Communications Operating Capital
3.500% 3/01/42	60,000	37,870
4.200% 3/15/28	190,000	170,667
4.400% 4/01/33	140,000	115,531
4.800% 3/01/50	100,000	72,148
4.908% 7/23/25	270,000	263,332
5.050% 3/30/29	360,000	331,243
5.125% 7/01/49	40,000	29,702
5.375% 4/01/38	100,000	81,138
5.375% 5/01/47	20,000	15,472
5.500% 4/01/63	80,000	60,434
6.484% 10/23/45	160,000	140,628
6.834% 10/23/55	60,000	54,589
Comcast Corp.
2.800% 1/15/51	30,000	18,265
2.887% 11/01/51	320,000	200,427
3.150% 3/01/26	280,000	263,859
3.250% 11/01/39	30,000	22,035
3.300% 4/01/27	120,000	111,337
3.400% 4/01/30	180,000	158,252
3.400% 7/15/46	30,000	21,125
3.450% 2/01/50	40,000	27,937
3.750% 4/01/40	80,000	62,898
3.969% 11/01/47	80,000	61,177
3.999% 11/01/49	20,000	15,330
4.000% 8/15/47	20,000	15,475
4.000% 3/01/48	50,000	38,231
4.150% 10/15/28	180,000	170,148
4.250% 10/15/30	230,000	212,867
4.250% 1/15/33	20,000	18,105
4.950% 10/15/58	10,000	8,590

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
6.500% 11/15/35	$41,000	$43,653
CSC Holdings LLC
6.500% 2/01/29 (c)	250,000	221,644
DISH DBS Corp.
5.250% 12/01/26 (c)	120,000	98,263
5.750% 12/01/28 (c)	120,000	90,427
Fox Corp.
5.476% 1/25/39	90,000	78,044
Time Warner Cable, Inc.
6.550% 5/01/37	50,000	45,115
6.750% 6/15/39	120,000	107,280
7.300% 7/01/38	100,000	95,108
Time Warner Entertainment Co. LP
8.375% 7/15/33	20,000	21,326
Virgin Media Secured Finance PLC
5.500% 5/15/29 (c)	210,000	179,793
The Walt Disney Co.
6.200% 12/15/34	20,000	20,990
6.650% 11/15/37	50,000	54,556
		4,573,894
Mining — 0.5%
Anglo American Capital PLC
4.750% 4/10/27 (c)	230,000	217,573
Barrick Gold Corp.
5.250% 4/01/42	20,000	18,250
Barrick North America Finance LLC
5.700% 5/30/41	80,000	75,994
5.750% 5/01/43	80,000	75,285
BHP Billiton Finance USA Ltd.
5.000% 9/30/43	100,000	94,793
First Quantum Minerals Ltd.
6.875% 10/15/27 (c)	230,000	206,549
Freeport-McMoRan, Inc.
4.550% 11/14/24	10,000	9,847
4.625% 8/01/30	120,000	105,189
5.450% 3/15/43	466,000	388,784
Glencore Funding LLC
3.875% 10/27/27 (c)	90,000	81,857
4.000% 3/27/27 (c)	270,000	251,611
4.125% 5/30/23 (c)	130,000	129,176
4.125% 3/12/24 (c)	130,000	127,749
Hudbay Minerals, Inc.
6.125% 4/01/29 (b) (c)	10,000	8,057
Southern Copper Corp.
5.250% 11/08/42	450,000	394,258
Teck Resources Ltd.
6.000% 8/15/40	20,000	17,641
		2,202,613

	Principal Amount	Value
Miscellaneous - Manufacturing — 0.1%
3M Co.
2.375% 8/26/29 (b)	$140,000	$114,741
3.050% 4/15/30 (b)	60,000	50,965
3.700% 4/15/50	150,000	109,060
Eaton Corp.
4.150% 11/02/42	40,000	32,879
General Electric Co.
6.750% 3/15/32	114,000	123,122
		430,767
Oil & Gas — 2.3%
BP Capital Markets America, Inc.
3.000% 2/24/50	340,000	220,612
3.119% 5/04/26	290,000	271,212
3.588% 4/14/27	100,000	93,695
3.633% 4/06/30	120,000	107,676
Chevron Corp.
1.995% 5/11/27	110,000	97,529
3.078% 5/11/50	20,000	14,153
Chevron USA, Inc.
3.850% 1/15/28	300,000	285,091
ConocoPhillips Co.
6.950% 4/15/29	75,000	82,233
Continental Resources, Inc.
2.268% 11/15/26 (c)	70,000	59,735
4.375% 1/15/28	130,000	116,672
5.750% 1/15/31 (c)	250,000	225,965
Coterra Energy, Inc.
3.900% 5/15/27 (c)	230,000	213,221
4.375% 3/15/29 (c)	220,000	203,309
Devon Energy Corp.
4.750% 5/15/42	10,000	8,145
5.000% 6/15/45	440,000	366,194
5.250% 10/15/27	32,000	32,070
5.600% 7/15/41	140,000	125,381
5.850% 12/15/25	120,000	121,061
5.875% 6/15/28	26,000	25,968
8.250% 8/01/23	30,000	30,705
Diamondback Energy, Inc.
3.250% 12/01/26	10,000	9,226
3.500% 12/01/29	160,000	138,051
Ecopetrol SA
5.875% 5/28/45	770,000	467,698
EOG Resources, Inc.
3.900% 4/01/35	200,000	170,313
4.150% 1/15/26	70,000	68,211
4.375% 4/15/30	60,000	57,116
4.950% 4/15/50	40,000	37,216

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
EQT Corp.
3.900% 10/01/27	$280,000	$254,836
6.125% STEP 2/01/25	20,000	20,026
7.000% STEP 2/01/30	50,000	51,595
Exxon Mobil Corp.
2.992% 3/19/25	340,000	326,168
3.043% 3/01/26	130,000	122,876
3.482% 3/19/30	190,000	172,469
4.114% 3/01/46	200,000	165,235
4.327% 3/19/50	20,000	17,035
KazMunayGas National Co. JSC
5.375% 4/24/30 (c)	200,000	158,350
Occidental Petroleum Corp.
4.400% 4/15/46	40,000	32,917
4.625% 6/15/45	80,000	66,229
6.600% 3/15/46	630,000	648,900
Petrobras Global Finance BV
5.500% 6/10/51 (b)	610,000	433,594
5.999% 1/27/28	900,000	868,730
7.375% 1/17/27	260,000	267,518
Petroleos Mexicanos
6.375% 1/23/45	220,000	121,550
6.625% 6/15/35	303,000	193,617
6.875% 8/04/26	160,000	144,085
Pioneer Natural Resources Co.
1.125% 1/15/26	40,000	34,983
2.150% 1/15/31	190,000	146,326
Reliance Industries Ltd.
3.625% 1/12/52 (c)	330,000	206,884
Shell International Finance BV
2.750% 4/06/30	160,000	136,548
2.875% 5/10/26	130,000	121,167
3.250% 4/06/50	230,000	161,598
4.000% 5/10/46	180,000	143,203
4.550% 8/12/43	100,000	86,666
Sinopec Group Overseas Development 2014 Ltd.
4.375% 4/10/24 (c)	330,000	329,013
Southwestern Energy Co.
4.750% 2/01/32 (b)	60,000	50,286
5.375% 3/15/30	20,000	18,021
		9,148,883
Oil & Gas Services — 0.0%
Halliburton Co.
3.800% 11/15/25	2,000	1,926
4.850% 11/15/35	20,000	17,348
5.000% 11/15/45	110,000	91,356

	Principal Amount	Value
Schlumberger Holdings Corp.
3.900% 5/17/28 (c)	$31,000	$27,992
		138,622
Packaging & Containers — 0.0%
Ball Corp.
3.125% 9/15/31 (b)	100,000	75,375
Pharmaceuticals — 1.8%
AbbVie, Inc.
2.600% 11/21/24	550,000	523,556
2.950% 11/21/26	260,000	238,300
3.200% 11/21/29	600,000	526,081
3.600% 5/14/25	130,000	124,968
3.800% 3/15/25	180,000	174,354
4.250% 11/21/49	20,000	16,058
4.550% 3/15/35	90,000	80,693
4.875% 11/14/48	20,000	17,588
Becton Dickinson and Co.
3.363% 6/06/24	82,000	79,705
4.685% 12/15/44	18,000	15,375
Bristol-Myers Squibb Co.
2.900% 7/26/24	206,000	199,842
3.200% 6/15/26	204,000	193,134
3.400% 7/26/29	19,000	17,269
Cigna Corp.
3.750% 7/15/23	161,000	159,814
4.125% 11/15/25	100,000	97,138
4.375% 10/15/28	760,000	717,503
4.900% 12/15/48	20,000	17,273
CVS Health Corp.
1.875% 2/28/31	30,000	22,841
2.125% 9/15/31	140,000	107,086
3.750% 4/01/30	150,000	133,336
4.125% 4/01/40	120,000	95,562
4.250% 4/01/50	30,000	23,447
4.300% 3/25/28	578,000	546,418
5.050% 3/25/48	120,000	105,278
5.125% 7/20/45	100,000	87,556
CVS Pass-Through Trust
5.298% 1/11/27 (c)	4,636	4,583
5.880% 1/10/28	59,251	58,986
6.036% 12/10/28	54,806	54,435
6.943% 1/10/30	50,886	52,413
Johnson & Johnson
0.550% 9/01/25	120,000	107,164
0.950% 9/01/27	40,000	33,870
3.625% 3/03/37	320,000	276,478
Merck & Co., Inc.
0.750% 2/24/26	200,000	175,392

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
1.450% 6/24/30	$120,000	$93,799
Pfizer, Inc.
0.800% 5/28/25	270,000	245,207
1.700% 5/28/30	280,000	223,516
Teva Pharmaceutical Finance Netherlands III BV
3.150% 10/01/26	900,000	738,450
6.000% 4/15/24	350,000	339,689
7.125% 1/31/25	390,000	379,628
		7,103,785
Pipelines — 1.5%
Cameron LNG LLC
2.902% 7/15/31 (c)	40,000	32,932
3.302% 1/15/35 (c)	130,000	102,185
Cheniere Energy Partners LP
3.250% 1/31/32 (c)	170,000	132,053
El Paso Natural Gas Co. LLC
8.375% 6/15/32	289,000	321,179
Energy Transfer LP
2.900% 5/15/25	170,000	158,148
3.750% 5/15/30	430,000	363,967
4.950% 6/15/28	50,000	46,594
5.250% 4/15/29	80,000	75,218
5.300% 4/01/44	20,000	16,023
5.400% 10/01/47	40,000	32,384
6.250% 4/15/49	260,000	232,835
3 mo. USD LIBOR + 4.028% 6.250% VRN (d)	20,000	16,400
5 year CMT + 5.694% 6.500% VRN (d)	50,000	43,640
5 year CMT + 5.134% 6.750% VRN (d)	160,000	137,707
5 year CMT + 5.306% 7.125% VRN (d)	150,000	123,221
Enterprise Products Operating LLC
3.700% 1/31/51	10,000	7,032
4.150% 10/16/28	980,000	911,636
3 mo. USD LIBOR + 2.570% 5.375% VRN 2/15/78	40,000	30,033
5.700% 2/15/42	40,000	37,118
EQM Midstream Partners LP
5.500% 7/15/28	10,000	8,550
Kinder Morgan Energy Partners LP
5.500% 3/01/44	30,000	24,941
Kinder Morgan, Inc.
4.300% 3/01/28	110,000	102,996
5.200% 3/01/48	20,000	16,720
MPLX LP
4.500% 4/15/38	70,000	56,330

	Principal Amount	Value
4.700% 4/15/48	$210,000	$160,021
4.800% 2/15/29	190,000	176,744
4.875% 12/01/24	90,000	88,930
5.500% 2/15/49	100,000	84,884
Southern Natural Gas Co. LLC
8.000% 3/01/32	148,000	161,423
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.
6.000% 12/31/30 (c)	10,000	8,501
Targa Resources Corp.
4.200% 2/01/33	100,000	83,239
4.950% 4/15/52	40,000	30,780
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.875% 2/01/31	130,000	111,800
Tennessee Gas Pipeline Co. LLC
2.900% 3/01/30 (c)	200,000	163,647
Transcontinental Gas Pipe Line Co. LLC
7.850% 2/01/26	60,000	63,704
Venture Global Calcasieu Pass LLC
3.875% 11/01/33 (c)	80,000	62,200
Western Midstream Operating LP
3.350% STEP 2/01/25	240,000	223,123
3 mo. USD LIBOR + 1.100% 3.555% FRN 1/13/23	90,000	89,338
4.300% STEP 2/01/30	900,000	769,734
5.500% 8/15/48	20,000	16,175
5.500% STEP 2/01/50	230,000	185,725
The Williams Cos., Inc.
3.750% 6/15/27	170,000	156,452
7.500% 1/15/31	200,000	214,452
7.750% 6/15/31 (b)	350,000	379,771
		6,260,485
Real Estate Investment Trusts (REITS) — 0.1%
CTR Partnership LP / CareTrust Capital Corp.
3.875% 6/30/28 (c)	20,000	16,454
GLP Capital LP/GLP Financing II, Inc.
5.250% 6/01/25	10,000	9,666
5.375% 4/15/26	40,000	38,260
MPT Operating Partnership LP / MPT Finance Corp.
3.500% 3/15/31	110,000	76,588
4.625% 8/01/29	10,000	8,046
5.000% 10/15/27	30,000	25,928

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
WEA Finance LLC/Westfield UK & Europe Finance PLC
3.750% 9/17/24 (c)	$220,000	$207,881
		382,823
Retail — 0.9%
Costco Wholesale Corp.
1.375% 6/20/27	190,000	164,067
1.600% 4/20/30	110,000	88,164
The Home Depot, Inc.
2.700% 4/15/30	70,000	59,766
3.300% 4/15/40	120,000	91,770
3.350% 4/15/50	220,000	157,633
3.900% 12/06/28	30,000	28,512
3.900% 6/15/47	40,000	31,835
Lowe’s Cos., Inc.
4.500% 4/15/30	50,000	46,681
5.625% 4/15/53	2,341,000	2,170,159
McDonald’s Corp.
3.300% 7/01/25	60,000	57,736
3.500% 7/01/27	180,000	168,178
3.600% 7/01/30	190,000	170,744
3.625% 9/01/49	40,000	29,134
3.800% 4/01/28	110,000	103,380
4.200% 4/01/50	140,000	112,200
Target Corp.
2.250% 4/15/25	110,000	103,783
Walmart, Inc.
1.500% 9/22/28	80,000	66,935
1.800% 9/22/31	40,000	31,763
		3,682,440
Semiconductors — 0.3%
Broadcom, Inc.
3.137% 11/15/35 (c)	490,000	343,136
Intel Corp.
1.600% 8/12/28	190,000	156,897
3.050% 8/12/51 (b)	90,000	57,748
3.700% 7/29/25	40,000	38,980
4.750% 3/25/50	20,000	17,284
NVIDIA Corp.
2.850% 4/01/30	90,000	77,105
3.500% 4/01/40	240,000	186,443
3.500% 4/01/50	170,000	124,474
3.700% 4/01/60	170,000	121,690
NXP BV / NXP Funding LLC / NXP USA, Inc.
2.700% 5/01/25	120,000	111,294

	Principal Amount	Value
Texas Instruments, Inc.
1.750% 5/04/30	$110,000	$88,116
		1,323,167
Software — 0.5%
Microsoft Corp.
2.400% 8/08/26	530,000	490,805
2.525% 6/01/50	133,000	86,910
2.675% 6/01/60 (b)	17,000	10,692
2.921% 3/17/52	107,000	75,574
3.041% 3/17/62	83,000	56,642
3.300% 2/06/27	290,000	275,998
Open Text Holdings, Inc.
4.125% 2/15/30 (c)	10,000	7,986
4.125% 12/01/31 (c)	10,000	7,593
Oracle Corp.
1.650% 3/25/26	300,000	262,955
2.875% 3/25/31	350,000	275,913
2.950% 4/01/30	20,000	16,115
Salesforce, Inc.
3.250% 4/11/23	60,000	59,718
3.700% 4/11/28	50,000	47,415
Workday, Inc.
3.500% 4/01/27	50,000	46,212
3.700% 4/01/29	80,000	72,004
3.800% 4/01/32 (b)	100,000	86,897
		1,879,429
Telecommunications — 1.7%
Altice France SA
5.500% 10/15/29 (c)	210,000	158,003
AT&T, Inc.
1.650% 2/01/28 (b)	280,000	230,229
2.250% 2/01/32	20,000	15,119
2.300% 6/01/27	250,000	218,610
2.550% 12/01/33	120,000	88,792
3.300% 2/01/52 (b)	40,000	25,777
3.500% 9/15/53	180,000	119,510
3.550% 9/15/55	173,000	113,470
3.650% 9/15/59	60,000	38,880
3.800% 12/01/57	10,000	6,756
4.350% 6/15/45	101,000	78,021
5.350% 9/01/40	40,000	36,100
5.550% 8/15/41	40,000	37,097
CommScope, Inc.
4.750% 9/01/29 (c)	20,000	16,313
6.000% 3/01/26 (c)	60,000	55,243
Sprint Capital Corp.
8.750% 3/15/32	20,000	23,175

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
4.738% 9/20/29 (c)	$137,500	$135,529
T-Mobile USA, Inc.
2.250% 2/15/26	70,000	62,635
2.250% 11/15/31	70,000	52,728
2.550% 2/15/31	130,000	102,953
2.625% 2/15/29	230,000	189,897
2.875% 2/15/31	170,000	136,993
3.000% 2/15/41	60,000	40,097
3.300% 2/15/51	20,000	13,031
3.375% 4/15/29	70,000	60,429
3.500% 4/15/25	350,000	334,564
3.500% 4/15/31	290,000	244,734
3.750% 4/15/27	50,000	46,165
3.875% 4/15/30	190,000	168,468
5.650% 1/15/53	1,232,000	1,162,161
Telefonica Emisiones SA
5.213% 3/08/47	150,000	114,096
Verizon Communications, Inc.
1.750% 1/20/31	280,000	209,896
2.355% 3/15/32	40,000	30,658
2.550% 3/21/31	570,000	455,597
2.650% 11/20/40	260,000	169,484
2.875% 11/20/50	530,000	324,146
3.400% 3/22/41	40,000	29,210
3.850% 11/01/42	40,000	30,653
3.875% 2/08/29	130,000	118,635
4.000% 3/22/50	120,000	91,538
4.125% 8/15/46	180,000	142,517
4.329% 9/21/28	440,000	414,382
4.400% 11/01/34	270,000	237,506
4.500% 8/10/33	40,000	36,009
5.250% 3/16/37	170,000	158,819
5.500% 3/16/47	30,000	28,617
Vmed O2 UK Financing I PLC
4.750% 7/15/31 (c)	200,000	154,302
Vodafone Group PLC
4.375% 5/30/28 (b)	70,000	65,882
		6,823,426
Transportation — 0.1%
Union Pacific Corp.
2.150% 2/05/27	50,000	44,642
2.891% 4/06/36	270,000	205,222
3.750% 7/15/25	70,000	68,281
3.750% 2/05/70	150,000	104,707
3.839% 3/20/60	120,000	88,811

	Principal Amount	Value
XPO Logistics, Inc.
6.250% 5/01/25 (c)	$9,000	$9,025
		520,688

TOTAL CORPORATE DEBT (Cost $128,025,740)		110,260,470

MUNICIPAL OBLIGATIONS — 0.0%
Northeast Ohio Regional Sewer District, Revenue Bond
5.000% 11/15/43	50,000	50,571
State of California, General Obligation
5.000% 11/01/43	50,000	50,875
		101,446

TOTAL MUNICIPAL OBLIGATIONS (Cost $102,278)		101,446

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.3%
Automobile Asset-Backed Securities — 0.6%
Avis Budget Rental Car Funding, Series 2021-1A, Class A
1.380% 8/20/27 (c)	490,000	419,717
Hertz Vehicle Financing III LP, Series 2021-2A, Class C
2.520% 12/27/27 (c)	2,500,000	2,111,442
		2,531,159
Commercial Mortgage-Backed Securities — 3.9%
Banc of America Merrill Lynch Trust, Series 2016-GG10, Class AJA,
5.809% VRN 8/10/45 (c) (e)	408,268	155,142
BANK, Series 2017-BNK4, Class XA,
1.488% VRN 5/15/50 (e)	3,274,144	149,283
Benchmark Mortgage Trust, Series 2021-B29, Class XA,
1.155% VRN 9/15/54 (e)	2,511,300	143,236
BPR Trust, Series 2021-TY, Class A, 1 mo. USD LIBOR + 1.050%
3.868% FRN 9/15/38 (c)	140,000	133,021
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class B,
4.175% VRN 7/10/47 (e)	350,000	335,438
Credit Suisse Mortgage Trust
Series 2014-USA, Class A2, 3.953% 9/15/37 (c)	190,000	172,152
Series 2014-USA, Class E, 4.373% 9/15/37 (c)	140,000	99,356
Series 2014-USA, Class F, 4.373% 9/15/37 (c)	2,440,000	1,542,946

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2022-MARK, Class A, 1 mo. TSFR + 2.695% 5.541% FRN 6/15/39 (c)	$130,000	$129,708
Series 2019-RIO Class A, 1 mo. USD LIBOR + 3.024% 5.842% FRN 12/15/22 (c)	2,483,371	2,455,516
Series 2017-CHOP, Class G, 1 mo. USD LIBOR + 5.350% 8.168% FRN 7/15/32 (c)	1,160,000	1,038,581
Deutsche Bank Commercial Mortgage Trust, Series 2016-C3, Class A4
2.632% 8/10/49	160,000	145,198
GS Mortgage Securities Trust, Series 2018-SRP5, Class A, 1 mo. USD LIBOR + 1.800%
4.618% FRN 9/15/31 (c)	1,240,611	1,181,581
JPMBB Commercial Mortgage Securities Trust
Series 2014-C19, Class XA, 0.785% VRN 4/15/47 (e)	998,377	5,885
Series 2015-C31, Class B, 4.776% VRN 8/15/48 (e)	160,000	152,154
Series 2013-C17, Class B, 5.049% VRN 1/15/47 (e)	30,000	29,159
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AJ,
6.193% VRN 9/12/49 (e)	3,242	3,203
Morgan Stanley Capital I Trust, Series 2019-L2, Class B,
4.494% VRN 3/15/52 (e)	850,000	769,209
MTN Commercial Mortgage Trust, Series 2022-LPFL, Class A, 1 mo. TSFR + 1.397%
4.242% FRN 3/15/39 (c)	190,000	186,084
PFP Ltd., Series 2021-8, Class A, 1 mo. USD LIBOR + 1.000%
3.939% FRN 8/09/37 (c)	749,517	721,988
Shops at Crystals Trust, Series 2016-CSTL, Class A
3.126% 7/05/36 (c)	320,000	276,709
TTAN, Series 2021-MHC, Class A, 1 mo. USD LIBOR + .850%
3.668% FRN 3/15/38 (c)	468,509	453,922
UBS Commercial Mortgage Trust, Series 2017-C1, Class A4
3.460% 6/15/50	170,000	155,337
Waterfall Commercial Mortgage Trust, Series 2015-SBC5, Class A
4.104% 9/14/49 (c)	54,712	53,936

	Principal Amount	Value
Wells Fargo Commercial Mortgage Trust
Series 2019-C52, Class XA, 1.751% VRN 8/15/52 (e)	$5,558,315	$409,972
Series 2013-LC12, Class B, 4.432% VRN 7/15/46 (e)	140,000	132,869
WFRBS Commercial Mortgage Trust
Series 2014-C24, Class B, 4.204% VRN 11/15/47 (e)	190,000	172,926
Series 2014-C24, Class C, 4.290% VRN 11/15/47 (e)	190,000	161,550
Series 2014-LC14, Class D, 4.586% VRN 3/15/47 (c) (e)	5,000,000	4,618,350
		15,984,411
Home Equity Asset-Backed Securities — 0.6%
Accredited Mortgage Loan Trust, Series 2006-2, Class M1, 1 mo. USD LIBOR + .270%
3.354% FRN 9/25/36	420,000	396,384
Asset Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE6, Class A3B, 1 mo. USD LIBOR + .960%
4.044% FRN 11/25/33	1,206,558	1,088,715
GSAA Home Equity Trust, Series 2006-5, Class 2A3, 1 mo. USD LIBOR + .540%
3.624% FRN 3/25/36	316,015	156,744
RBSSP Resecuritization Trust, Series 2010-4, Class 6A2,
5.825% STEP 2/26/36 (c)	723,005	684,633
		2,326,476
Manufactured Housing Asset-Backed Securities — 0.1%
Conseco Finance Corp., Series 1996-4, Class M1,
7.750% VRN 6/15/27 (e)	462,857	477,753
Other Asset-Backed Securities — 2.1%
Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL3, Class A, 1 mo. USD LIBOR + 1.070%
3.888% FRN 8/15/34 (c)	790,000	762,119
Dividend Solar Loans LLC, Series 2019-1, Class A
3.670% 8/22/39 (c)	765,903	690,488
First Franklin Mortgage Loan Trust, Series 2006-FF15, Class A2, 1 mo. USD LIBOR + .120%
3.204% FRN 11/25/36	293,270	270,937
InStar Leasing III LLC, Series 2021-1A, Class A
2.300% 2/15/54 (c)	579,233	492,236

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Magnolia Finance, Series 2019-1OTF, Class A1, 3 mo. USD LIBOR + 2.900%
5.682% FRN 8/09/24 (c)	$945,000	$924,323
PFCA Home Equity Investment Trust, Series 2003-IFC6, Class A,
4.773% VRN 4/22/35 (c) (e)	401,766	400,665
Saxon Asset Securities Trust, Series 2006-3, Class A4, 1 mo. USD LIBOR + .240%
2.684% FRN 10/25/46	440,000	352,387
SBA Small Business Investment Cos.
Series 2019-25G, Class 1, 2.690% 7/01/44	203,018	173,020
Series 2019-20D, Class 1, 2.980% 4/01/39	143,497	130,578
Structured Asset Investment Loan Trust, Series 2004-8, Class A9, 1 mo. USD LIBOR + 1.000%
4.084% FRN 9/25/34	626,087	611,943
Taco Bell Funding LLC, Series 2021-1A, Class A23
2.542% 8/25/51 (c)	3,970,000	3,035,758
USQ Rail LLC, Series 2021-1A, Class A
2.250% 2/28/51 (c)	721,158	617,884
		8,462,338
Student Loans Asset-Backed Securities — 0.5%
College Ave Student Loans LLC, Series 2019-A, Class A2
3.280% 12/28/48 (c)	263,722	241,744
Navient Private Education Loan Trust, Series 2020-IA, Class A1A
1.330% 4/15/69 (c)	405,683	352,537
SLM Student Loan Trust, Series 2003-7A, Class A5A, 3 mo. USD LIBOR + 1.200%
4.493% FRN 12/15/33 (c)	329,927	325,100
SMB Private Education Loan Trust
Series 2020-A, Class A2A, 2.230% 9/15/37 (c)	460,799	433,539
Series 2021-A, Class B, 2.310% 1/15/53 (c)	600,000	535,627
		1,888,547
Whole Loan Collateral Collateralized Mortgage Obligations — 1.5%
Bear Stearns Asset -Backed Securities I Trust, Series 2005-AC8, Class A3, 1 mo. USD LIBOR + 7.650%
4.566% FRN 11/25/35	638,523	105,252

	Principal Amount	Value
BRAVO Residential Funding Trust, Series 2022-NQM3, Class A1,
5.108% VRN 7/25/62 (c) (e)	$345,278	$338,663
Citigroup Mortgage Loan Trust, Series 2007-6, Class 2A4, 1 mo. USD LIBOR + .350%
3.434% FRN 5/25/37	1,429,791	763,543
Credit Suisse Mortgage Trust
Series 2015-4R, Class 3A3, 1 mo. USD LIBOR + .310% 3.064% FRN 10/27/36 (c)	683,894	327,241
Series 2021-2R, Class 1A1, 1 mo. USD LIBOR + 1.750% 4.303% FRN 7/25/47 (c)	15	15
Flagstar Mortgage Trust, Series 2018-2, Class A4,
3.500% VRN 4/25/48 (c) (e)	20,938	20,670
GS Mortgage Securities Trust, Series 2014-2R, Class 3B
0.702% 11/26/37 (c)	1,220,000	1,025,010
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3,
3.493% VRN 10/25/35 (e)	45,672	26,306
HarborView Mortgage Loan Trust, Series 2006-2, Class 1A,
3.524% VRN 2/25/36 (e)	27,306	10,091
JP Morgan Mortgage Trust
Series 2018-3, Class A1, 3.500% VRN 9/25/48 (c) (e)	250,086	224,781
Series 2018-4, Class A1, 3.500% VRN 10/25/48 (c) (e)	106,917	95,928
Series 2018-5, Class A1, 3.500% VRN 10/25/48 (c) (e)	134,039	120,119
Mortgage Repurchase Agreement Financing Trust II
4.496% 3/30/25 (c)	290,000	290,000
New Residential Mortgage Loan Trust
Series 2018-RPL1, Class M2, 3.500% VRN 12/25/57 (c) (e)	730,000	613,768
Series 2017-4A, Class A1, 4.000% VRN 5/25/57 (c) (e)	231,576	222,820
Prime Mortgage Trust
Series 2006-DR1, Class 1A1, 5.500% 5/25/35 (c)	6,364	6,243
Series 2006-DR1, Class 2A2, 6.000% 5/25/35 (c)	490,198	420,244
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-7, Class 1A1,
2.878% VRN 8/25/36 (e)	162,263	115,470

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 4A1, 12 mo. MTA + 2.150%
3.254% FRN 3/25/46	$173,143	$166,803
Towd Point Mortgage Trust
Series 2017-4, Class B2, 3.396% VRN 6/25/57 (c) (e)	740,000	562,926
Series 2022-4,Class A1, 3.750% VRN 9/25/62 (c) (e) (j)	440,000	417,092
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1B, 12 mo. MTA + 1.000%
2.104% FRN 2/25/46	474,652	415,520
		6,288,505
Whole Loan Collateral Planned Amortization Classes — 0.0%
Countrywide Alternative Loan Trust, Series 2006-18CB, Class A6, 1 mo. USD LIBOR + 28.600%
16.264% FRN 7/25/36	41,353	34,253

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $42,450,689)		37,993,442

SOVEREIGN DEBT OBLIGATIONS — 4.1%
Argentine Republic Government International Bond
1.500% STEP 7/09/35	1,927,319	350,648
3.500% STEP 7/09/41 (f)	110,000	23,565
Brazilian Government International Bond
5.000% 1/27/45	510,000	370,370
5.625% 1/07/41	730,000	588,921
Colombia Government International Bond
3.250% 4/22/32 (b)	430,000	290,608
4.125% 2/22/42	440,000	250,096
Indonesia Government International Bond
5.125% 1/15/45 (c)	220,000	192,338
6.500% 2/15/31 IDR (g)	58,983,000,000	3,661,149
Israel Government International Bond
2.750% 7/03/30	310,000	274,350
Mexican Bonos
7.750% 11/23/34 MXN (g)	17,120,000	732,863
7.750% 11/13/42 MXN (g)	34,785,600	1,432,377
8.000% 11/07/47 MXN (g)	76,980,000	3,223,111
8.500% 5/31/29 MXN (g)	28,500,000	1,332,924

	Principal Amount	Value
Mexico Government International Bond
4.750% 3/08/44	$830,000	$635,443
Nigeria Government International Bond
7.143% 2/23/30 (c)	210,000	136,899
Panama Government International Bond
4.500% 4/01/56	350,000	236,351
Peruvian Government International Bond
6.550% 3/14/37	210,000	215,042
Provincia de Buenos Aires/Government Bonds,
5.250% STEP 9/01/37 (c)	540,019	167,406
Republic of Kenya Government International Bond
6.300% 1/23/34 (c)	370,000	225,700
Russian Federal Bond— OFZ
6.900% 5/23/29 RUB (g)	269,798,000	1,411,734
7.250% 5/10/34 RUB (g)	60,500,000	316,570
7.700% 3/16/39 RUB (g)	86,260,000	451,360
		16,519,825

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $25,690,132)		16,519,825

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (h) — 20.5%
Collateralized Mortgage Obligations — 1.9%
Federal Home Loan Mortgage Corp.
Series 3422, Class AI, 0.250% STEP 1/15/38	7,753	56
Series 5018, Class MI, 2.000% 10/25/50	350,459	46,976
Series 5085, Class NI, 2.000% 3/25/51	631,893	85,935
Series 5140, Class NI, 2.500% 5/25/49	281,219	40,533
Series 5010, Class IK, 2.500% 9/25/50	211,710	31,543
Series 5010, Class JI, 2.500% 9/25/50	500,049	80,495
Series 5013, Class IN, 2.500% 9/25/50	262,280	42,037
Series 5040, Class IB, 2.500% 11/25/50	151,732	21,447
Series 5059, Class IB, 2.500% 1/25/51	710,231	115,298
Series 5069, Class MI, 2.500% 2/25/51	81,627	11,580

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Series 4793, Class CB, 3.000% 5/15/48	$205,026	$184,523
Series 4793, Class CD, 3.000% 6/15/48	124,841	111,834
Series 4813, Class CJ, 3.000% 8/15/48	105,650	97,438
Series 353, Class S1, 1 mo. USD LIBOR + 6.000% 3.182% FRN 12/15/46	221,238	22,332
Series 334, Class S7, 1 mo. USD LIBOR + 6.100% 3.282% FRN 8/15/44	89,573	9,797
Series 3621, Class SB, 1 mo. USD LIBOR + 6.230% 3.412% FRN 1/15/40	20,796	2,131
Series 4203, Class PS, 1 mo. USD LIBOR + 6.250% 3.432% FRN 9/15/42	86,503	7,076
Series 3973, Class SA, 1 mo. USD LIBOR + 6.490% 3.672% FRN 12/15/41	135,036	15,519
Series 5224, Class HL, 4.000% 4/25/52	400,000	362,637
Series R007, Class ZA, 6.000% 5/15/36	56,687	58,111
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series K741, Class X1, 0.656% VRN 12/25/27 (e)	2,996,571	71,831
Series K094, Class X1, 1.015% VRN 6/25/29 (e)	995,480	47,194
Series K743, Class X1, 1.028% VRN 5/25/28 (e)	3,998,733	170,132
Series KC05, Class X1, 1.343% VRN 6/25/27 (e)	1,564,313	52,937
Series K736, Class X1, 1.414% VRN 7/25/26 (e)	2,047,498	84,578
Series K110, Class X1, 1.814% VRN 4/25/30 (e)	1,295,665	125,459
Series 2019-KF58, Class B, 1 mo. USD LIBOR + 2.150% 4.703% FRN 1/25/26 (c)	506,574	501,355
Federal National Mortgage Association
Series 2005-88, Class IP, 0.023% FRN 10/25/35 (e)	21,418	770
Series 2006-88, Class IP, 0.153% VRN 3/25/36 (e)	26,804	1,184
Series 2006-59, Class IP, 0.775% FRN 7/25/36 (e)	61,825	4,030
Series 2020-47, Class GZ, 2.000% 7/25/50	313,797	198,082
Series 2020-97, Class AI, 2.000% 1/25/51	182,305	24,238

	Principal Amount	Value
Series 2020-56, Class DI, 2.500% 8/25/50	$404,010	$65,027
Series 2020-74, Class EI, 2.500% 10/25/50	159,583	24,778
Series 2020-89, Class DI, 2.500% 12/25/50	1,112,738	167,965
Series 2021-3, Class QI, 2.500% 2/25/51	755,517	117,282
Series 2006-118, Class IP1, 2.587% FRN 12/25/36 (e)	48,528	2,806
Series 2006-118, Class IP2, 2.587% FRN 12/25/36 (e)	38,834	2,124
Series 2013-124, Class SB, 1 mo. USD LIBOR + 5.950% 2.866% FRN 12/25/43	216,727	21,856
Series 409, Class C2, 3.000% 4/25/27	41,865	1,764
Series 2016-61, Class BS, 1 mo. USD LIBOR + 6.100% 3.016% FRN 9/25/46	78,159	5,903
Series 2017-76, Class SB, 1 mo. USD LIBOR + 6.100% 3.016% FRN 10/25/57	449,496	50,287
Series 2012-133, Class CS, 1 mo. USD LIBOR + 6.150% 3.066% FRN 12/25/42	65,883	9,216
Series 2012-134, Class SK, 1 mo. USD LIBOR + 6.150% 3.066% FRN 12/25/42	122,913	15,242
Series 2013-54, Class BS, 1 mo. USD LIBOR + 6.150% 3.066% FRN 6/25/43	162,897	18,205
Series 2017-85, Class SC, 1 mo. USD LIBOR + 6.200% 3.116% FRN 11/25/47	130,510	11,644
Series 2012-35, Class SC, 1 mo. USD LIBOR + 6.500% 3.416% FRN 4/25/42	60,729	7,174
Series 2011-87, Class SG, 1 mo. USD LIBOR + 6.550% 3.466% FRN 4/25/40	56,946	1,725
Series 2011-96, Class SA, 1 mo. USD LIBOR + 6.550% 3.466% FRN 10/25/41	133,454	12,600
Series 409, Class C13, 3.500% 11/25/41	51,963	7,847
Series 2012-74, Class SA, 1 mo. USD LIBOR + 6.650% 3.566% FRN 3/25/42	33,571	2,707
Series 409, Class C18, 4.000% 4/25/42	60,214	10,551
Series 409, Class C22, 4.500% 11/25/39	39,941	7,080

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2011-59, Class NZ, 5.500% 7/25/41	$264,852	$270,075
Series 2013-9, Class CB, 5.500% 4/25/42	221,397	224,255
Series 2012-46, Class BA, 6.000% 5/25/42	53,746	55,314
Series 2012-28, Class B, 6.500% 6/25/39	4,793	4,874
Series 2013-9, Class BC, 6.500% 7/25/42	64,423	67,572
Series 2012-51, Class B, 7.000% 5/25/42	46,796	49,226
Federal National Mortgage Association ACES
Series 2020-M36, Class X1, 1.552% VRN 9/25/34 (e)	1,213,504	102,248
Series 2019-M19, Class A2, 2.560% 9/25/29	434,284	386,165
Federal National Mortgage Association Grantor Trust Series 2017-T1, Class A 2.898% 6/25/27	99,422	92,915
Government National Mortgage Association
Series 2014-22, Class IA, 0.000%FRN 11/20/42 (e)	19,859	493
Series 2012-144, Class IO, 0.323% VRN 1/16/53 (e)	2,228,304	27,235
Series 2012-135, Class IO, 0.340% VRN 1/16/53 (e)	2,317,151	26,065
Series 2014-186, Class IO, 0.375% VRN 8/16/54 (e)	351,766	3,907
Series 2017-41, Class IO, 0.618% VRN 7/16/58 (e)	588,440	18,828
Series 2021-60, Class IO, 0.826% VRN 5/16/63 (e)	2,307,170	149,716
Series 2012-H27, Class AI, 1.585% VRN 10/20/62 (e)	333,141	11,045
Series 2017-H15, Class KI, 1.698% VRN 7/20/67 (e)	109,348	6,113
Series 2022-3, Class B, 1.850% 2/16/61	200,000	120,347
Series 2020-181, Class WI, 2.000% 12/20/50	1,392,438	158,377
Series 2017-H20, Class IB, 2.294% VRN 10/20/67 (e)	56,366	2,587
Series 2020-123, Class NI, 2.500% 8/20/50	410,079	59,641
Series 2020-123, Class IL, 2.500% 8/20/50	163,948	23,221
Series 2020-127, Class IN, 2.500% 8/20/50	163,551	23,555

	Principal Amount	Value
Series 2020-129, Class IE, 2.500% 9/20/50	$169,810	$24,272
Series 2020-160, Class IH, 2.500% 10/20/50	172,504	25,745
Series 2020-160, Class YI, 2.500% 10/20/50	689,689	98,091
Series 2020-160, Class VI, 2.500% 10/20/50	251,146	36,632
Series 2022-115, Class MI, 2.500% 5/20/51	269,629	30,295
Series 2017-H18, Class BI, 2.655% VRN 9/20/67 (e)	2,784,224	107,919
Series 2018-H07, Class FD, 1 mo. USD LIBOR + .300% 2.657% FRN 5/20/68	261,444	259,498
Series 2010-H28, Class FE, 1 mo. USD LIBOR + .400% 2.757% FRN 12/20/60	81,001	80,546
Series 2014-H20, Class FA, 1 mo. USD LIBOR + .430% 2.787% FRN 10/20/64	872,854	863,941
Series 2020-H13, Class FA, 1 mo. USD LIBOR + .450% 2.807% FRN 7/20/70	134,291	131,519
Series 2020-H13, Class FC, 1 mo. USD LIBOR + .450% 2.807% FRN 7/20/70	54,899	53,852
Series 2011-H08, Class FG, 1 mo. USD LIBOR + .480% 2.837% FRN 3/20/61	68,256	67,954
Series 2013-107, Class AD, 2.849% VRN 11/16/47 (e)	157,285	146,842
Series 2011-H09, Class AF, 1 mo. USD LIBOR + .500% 2.857% FRN 3/20/61	45,681	45,517
Series 2020-H09, Class FL, 1 mo. USD LIBOR + 1.150% 2.883% FRN 5/20/70	389,778	388,662
Series 2016-21, Class ST, 1 mo. USD LIBOR + 6.150% 3.136% FRN 2/20/46	60,229	6,980
Series 2016-135, Class SB, 1 mo. USD LIBOR + 6.100% 3.161% FRN 10/16/46	104,907	15,115
Series 2013-53, Class OI, 3.500% 4/20/43	330,005	34,132
Series 2020-47, Class MI, 3.500% 4/20/50	282,614	47,506
Series 2020-47, Class NI, 3.500% 4/20/50	76,043	13,327
Series 2020-H09, Class NF, 1 mo. USD LIBOR + 1.250% 3.607% FRN 4/20/70	126,586	127,229

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2010-85, Class HS, 1 mo. USD LIBOR + 6.650% 3.636% FRN 1/20/40	$5,529	$94
Series 2014-176, Class IA, 4.000% 11/20/44	38,081	6,467
Series 2015-167, Class OI, 4.000% 4/16/45	48,508	8,562
Series 2016-84, Class IG, 4.500% 11/16/45	222,652	44,716
		7,742,058
Pass-Through Securities — 17.8%
Federal Home Loan Mortgage Corp.
Pool #RB5125 2.000% 9/01/41	909,254	765,500
Pool #RB5145 2.000% 2/01/42	191,486	160,733
Pool #RA3882 2.000% 11/01/50	337,050	274,440
Pool #QB8602 2.000% 2/01/51	79,452	64,979
Pool #QB9087 2.000% 2/01/51	415,317	339,143
Pool #SD0552 2.000% 3/01/51	433,640	352,479
Pool #QB9482 2.000% 3/01/51	80,325	65,542
Pool #QC0041 2.000% 3/01/51	78,607	64,141
Pool #QC0160 2.000% 3/01/51	76,749	62,673
Pool #QC0161 2.000% 3/01/51	84,323	68,804
Pool #QB9290 2.000% 3/01/51	264,253	215,786
Pool #SD0573 2.000% 4/01/51	156,314	127,742
Pool #QC0885 2.000% 4/01/51	86,956	71,061
Pool #QC1164 2.000% 4/01/51	80,803	65,932
Pool #SD0745 2.000% 11/01/51	92,170	75,063
Pool #840698 5 year CMT + 1.284% 2.097% FRN 3/01/47	19,819	18,456
Pool #QK0701 2.500% 4/01/41	82,729	71,886
Pool #SD7525 2.500% 10/01/50	153,299	130,393
Pool #QB5092 2.500% 11/01/50	163,040	138,576
Pool #QB5093 2.500% 11/01/50	79,984	67,958
Pool #RA3913 2.500% 11/01/50	473,269	402,551
Pool #RA4142 2.500% 12/01/50	78,970	67,121
Pool #QB8934 2.500% 2/01/51	166,510	140,641
Pool #QC0165 2.500% 3/01/51	81,621	69,476
Pool #QC5830 2.500% 8/01/51	184,037	155,833
Pool #QC6551 2.500% 9/01/51	88,944	75,313
Pool #QC7411 2.500% 9/01/51	93,905	79,485
Pool #RA5921 2.500% 9/01/51	178,050	149,873
Pool #SD1345 2.500% 10/01/51	495,795	417,489
Pool #SD7548 2.500% 11/01/51	936,673	793,711
Pool #SD0849 2.500% 1/01/52	96,892	81,975
Pool #RA6562 2.500% 1/01/52	185,288	157,514
Pool #SD7552 2.500% 1/01/52	286,734	242,702
Pool #QD6079 2.500% 2/01/52	96,014	81,172
Pool #QD8675 2.500% 3/01/52	97,580	82,435

	Principal Amount	Value
Pool #841077 12 mo. USD LIBOR + 1.619% 2.873% FRN 11/01/47	$126,912	$122,196
Pool #ZS8669 3.000% 9/01/32	68,953	65,069
Pool #ZS8673 3.000% 10/01/32	47,957	45,166
Pool #ZT1257 3.000% 1/01/46	153,279	137,128
Pool #G67701 3.000% 10/01/46	604,274	536,472
Pool #G60985 3.000% 5/01/47	1,201,583	1,067,362
Pool #ZT1493 3.000% 9/01/48	128,226	113,473
Pool #RA1293 3.000% 9/01/49	409,464	361,746
Pool #SD7509 3.000% 11/01/49	51,081	45,096
Pool #RA3175 3.000% 7/01/50	96,086	84,018
Pool #QC9154 3.000% 10/01/51	95,641	83,995
Pool #SD0809 3.000% 1/01/52	93,756	81,782
Pool #841076 12 mo. USD LIBOR + 1.628% 3.008% FRN 11/01/48	487,736	464,526
Pool #841081 12 mo. USD LIBOR + 1.621% 3.083% FRN 2/01/50	206,363	197,194
Pool #ZS9316 3.500% 1/01/38	282,324	265,651
Pool #Q41209 3.500% 6/01/46	127,817	118,182
Pool #SD0958 3.500% 4/01/52	386,992	351,015
Pool #QE2057 3.500% 5/01/52	97,738	88,430
Pool #RA7378 3.500% 5/01/52	96,686	87,478
Pool #Q19135 4.000% 6/01/43	23,838	22,677
Pool #Q19236 4.000% 6/01/43	15,502	14,722
Pool #Q19615 4.000% 7/01/43	24,440	23,249
Pool #Q19985 4.000% 7/01/43	683,873	650,768
Pool #C09071 4.000% 2/01/45	134,827	127,542
Pool #G67713 4.000% 6/01/48	500,820	473,759
Pool #QE4026 4.000% 6/01/52	99,107	92,084
Pool #SD1132 4.000% 6/01/52	99,174	92,270
Pool #QE5203 4.000% 6/01/52	99,611	92,553
Pool #QE5811 4.000% 7/01/52	99,702	92,598
Pool #QE6418 4.000% 7/01/52	99,718	92,657
Pool #U92272 4.500% 12/01/43	2,693	2,621
Pool #Q49177 4.500% 6/01/47	48,331	47,022
Pool #SD1143 4.500% 9/01/50	658,348	636,641
Pool #SD1305 5.000% 7/01/52	444,228	434,137
Pool #G06875 5.500% 12/01/38	4,598	4,714
Pool #G06669 6.500% 9/01/39	8,989	9,558
Pool #G07509 6.500% 9/01/39	8,463	9,048
Pool #G07335 7.000% 3/01/39	19,042	20,861
Federal National Mortgage Association
Pool #FS2528 1.500% 1/01/51	99,491	76,561
Pool #MA4280 1.500% 3/01/51	355,339	272,888
Pool #MA4501 2.000% 12/01/41 (i)	94,427	79,350
Pool #MA4606 2.000% 5/01/42	97,323	81,571
Pool #BQ0254 2.000% 8/01/50	74,683	61,079

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #BQ1528 2.000% 9/01/50	$70,398	$57,574
Pool #MA4208 2.000% 12/01/50 (i)	241,038	196,452
Pool #BQ9224 2.000% 1/01/51	175,327	142,512
Pool #BQ9687 2.000% 1/01/51	172,488	140,582
Pool #BR2641 2.000% 2/01/51	80,985	66,132
Pool #BR2643 2.000% 2/01/51	75,386	61,559
Pool #BR2644 2.000% 2/01/51	77,023	62,848
Pool #BR2664 2.000% 2/01/51	307,139	250,806
Pool #BR3500 2.000% 2/01/51	69,060	56,285
Pool #BR3256 2.000% 2/01/51	79,045	64,671
Pool #BR3257 2.000% 2/01/51	81,510	66,662
Pool #BR3290 2.000% 3/01/51	343,718	279,387
Pool #BR3286 2.000% 3/01/51	81,477	66,533
Pool #BR4722 2.000% 3/01/51	80,077	65,340
Pool #BR4753 2.000% 3/01/51	85,170	69,549
Pool #BR4756 2.000% 3/01/51	78,954	64,423
Pool #BR5487 2.000% 3/01/51	84,941	69,308
Pool #BR5587 2.000% 3/01/51	84,946	69,366
Pool #BR5577 2.000% 3/01/51	86,630	70,687
Pool #BR5649 2.000% 3/01/51	89,115	72,715
Pool #BR5633 2.000% 3/01/51	87,739	71,591
Pool #BR6462 2.000% 3/01/51	86,470	70,286
Pool #FM6343 2.000% 3/01/51	87,949	71,763
Pool #BQ9453 2.000% 3/01/51	175,659	143,441
Pool #BR4080 2.000% 3/01/51	86,388	70,219
Pool #BR5589 2.000% 3/01/51	82,882	67,370
Pool #FM6418 2.000% 3/01/51	86,512	70,699
Pool #BR7745 2.000% 4/01/51	80,096	65,356
Pool #BR7744 2.000% 4/01/51	84,370	68,896
Pool #BR8478 2.000% 4/01/51	83,547	68,224
Pool #BR8518 2.000% 4/01/51	79,454	64,832
Pool #MA4305 2.000% 4/01/51	522,254	425,323
Pool #FM9441 2.000% 4/01/51	636,081	518,024
Pool #CB1273 2.000% 8/01/51	92,573	75,392
Pool #FS0349 2.000% 1/01/52	191,553	155,821
Pool #FS1014 2.000% 2/01/52	96,019	78,077
Pool #FS1015 2.000% 2/01/52	290,293	236,051
Pool #FS1112 2.000% 3/01/52	194,426	158,462
Pool #MA2749 2.500% 9/01/36	43,791	39,201
Pool #FM3123 2.500% 3/01/38	430,772	385,620
Pool #CA9358 2.500% 3/01/41	86,156	74,864
Pool #CB0100 2.500% 4/01/41	173,686	150,922
Pool #CB0101 2.500% 4/01/41	87,746	76,246
Pool #CB0114 2.500% 4/01/41	350,760	304,788
Pool #CB0470 2.500% 5/01/41	701,850	609,862
Pool #BK2620 2.500% 6/01/50	67,563	57,467
Pool #BP7887 2.500% 8/01/50	132,867	112,473
Pool #MA4120 2.500% 9/01/50	59,597	50,450
Pool #FM4577 2.500% 10/01/50	238,763	202,862

	Principal Amount	Value
Pool #BM6623 2.500% 10/01/50	$93,833	$78,016
Pool #CA7257 2.500% 10/01/50	81,387	69,200
Pool #FM5313 2.500% 10/01/50	87,361	73,953
Pool #BQ5876 2.500% 11/01/50	83,571	71,005
Pool #BR0001 2.500% 12/01/50	80,323	68,195
Pool #FM5423 2.500% 1/01/51	400,313	339,871
Pool #FM5713 2.500% 2/01/51	153,875	129,969
Pool #FM6460 2.500% 3/01/51	164,590	139,688
Pool #CB0414 2.500% 5/01/51	85,770	72,391
Pool #CB0458 2.500% 5/01/51	1,983,810	1,671,263
Pool #CB0517 2.500% 5/01/51	436,635	368,253
Pool #FM7675 2.500% 6/01/51	236,614	200,666
Pool #FM7676 2.500% 6/01/51	88,625	75,071
Pool #FM7900 2.500% 7/01/51	174,494	147,807
Pool #BT3303 2.500% 8/01/51	92,189	78,061
Pool # FS0024 2.500% 9/01/51	88,509	75,360
Pool #BU0051 2.500% 9/01/51	564,207	474,744
Pool #CB1666 2.500% 9/01/51	92,761	78,458
Pool #FM8864 2.500% 10/01/51	181,306	153,520
Pool #FM9335 2.500% 10/01/51	91,454	77,031
Pool #FM9195 2.500% 10/01/51	278,299	234,258
Pool #FS1104 2.500% 11/01/51	92,003	78,026
Pool #FS0434 2.500% 11/01/51	93,041	79,196
Pool #BT9482 2.500% 12/01/51	94,819	80,073
Pool #FS1107 2.500% 12/01/51	186,056	158,022
Pool #FS0366 2.500% 1/01/52	94,947	80,841
Pool #BU2599 2.500% 1/01/52	95,308	80,575
Pool #FS0424 2.500% 1/01/52	95,491	80,730
Pool #FS0439 2.500% 1/01/52 (i)	94,747	80,079
Pool #BV3089 2.500% 2/01/52	96,491	81,515
Pool #CB2869 2.500% 2/01/52	283,000	238,281
Pool #FS0523 2.500% 2/01/52	95,581	80,776
Pool #FS0605 2.500% 2/01/52	287,575	242,672
Pool #FS0551 2.500% 2/01/52	95,306	80,574
Pool #CB3044 2.500% 3/01/52	98,501	83,244
Pool #CB3031 2.500% 3/01/52	189,483	159,482
Pool #BF0560 2.500% 9/01/61	97,292	80,041
Pool #AM8674 2.810% 4/01/25	50,000	47,907
Pool #MA2320 3.000% 7/01/35	41,053	37,625
Pool #MA2523 3.000% 2/01/36	278,680	255,412
Pool #MA2579 3.000% 4/01/36	203,501	186,510
Pool #MA2707 3.000% 8/01/36	250,163	229,276
Pool #MA2773 3.000% 10/01/36	927,752	850,292
Pool #MA2832 3.000% 12/01/36	469,884	429,919
Pool #AQ7306 3.000% 1/01/43	25,432	22,474
Pool #AR1202 3.000% 1/01/43	34,042	30,083
Pool #AR7399 3.000% 6/01/43	19,669	17,596
Pool #AS0038 3.000% 7/01/43	43,350	38,782
Pool #AU6735 3.000% 10/01/43	28,263	25,259

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AS7738 3.000% 8/01/46	$388,217	$344,158
Pool #BC1509 3.000% 8/01/46	35,744	31,688
Pool #AS7844 3.000% 9/01/46	61,915	54,888
Pool #BC2817 3.000% 9/01/46	47,106	41,760
Pool #BD8104 3.000% 10/01/46	171,209	152,046
Pool #AL9397 3.000% 10/01/46	70,988	62,931
Pool #BM1565 3.000% 4/01/47	667,630	592,485
Pool #CA4979 3.000% 1/01/50	144,848	126,791
Pool #FM8576 3.000% 2/01/50	80,836	71,586
Pool #CA5220 3.000% 2/01/50	134,280	117,330
Pool #BP7009 3.000% 8/01/50	110,895	96,966
Pool #FM4311 3.000% 8/01/50	76,893	67,427
Pool #FM8577 3.000% 8/01/51	172,688	152,617
Pool #FS0037 3.000% 8/01/51	83,626	73,906
Pool #FM8648 3.000% 9/01/51	86,961	76,181
Pool #CB1878 3.000% 10/01/51	183,703	160,300
Pool #FM9044 3.000% 10/01/51	87,131	76,766
Pool #FM9292 3.000% 11/01/51	184,337	162,408
Pool #FS0034 3.000% 12/01/51	94,564	83,374
Pool # FS0240 3.000% 1/01/52	94,514	83,448
Pool #FS0331 3.000% 1/01/52	94,582	82,680
Pool # FS1074 3.000% 3/01/52	481,077	423,810
Pool #FS1289 3.000% 3/01/52	96,248	85,039
Pool #FS1877 3.000% 5/01/52	392,623	342,328
Pool #CB3833 3.000% 6/01/52	99,294	86,698
Pool #AN8048 3.080% 1/01/28	210,000	196,293
Pool #BL2454 3.160% 5/01/29	86,028	79,986
Pool #MA2110 3.500% 12/01/34	61,307	57,648
Pool #MA2138 3.500% 1/01/35	31,802	29,904
Pool #AS8740 3.500% 2/01/37	68,125	64,102
Pool #FM5754 3.500% 3/01/37	54,087	50,859
Pool #890827 3.500% 12/01/37	43,563	40,827
Pool #FM6015 3.500% 8/01/39	55,993	52,686
Pool #FM0068 3.500% 2/01/40	220,185	204,429
Pool #FM0071 3.500% 2/01/40	44,965	41,649
Pool #MA1177 3.500% 9/01/42	17,915	16,849
Pool #MA1213 3.500% 10/01/42	109,391	100,196
Pool #AL3026 3.500% 12/01/42	33,781	31,174
Pool #AY6181 3.500% 4/01/45	88,043	81,138
Pool #AS6328 3.500% 12/01/45	333,835	304,709
Pool #AS6541 3.500% 1/01/46	93,528	86,543
Pool #AL9546 3.500% 11/01/46	180,005	166,618
Pool #FM3347 3.500% 5/01/47	195,167	179,433
Pool #CA0907 3.500% 12/01/47	3,694	3,393
Pool #FM3469 3.500% 8/01/48	378,090	347,844
Pool #FM3773 3.500% 11/01/48	396,686	364,704
Pool #FS2740 3.500% 6/01/49	197,329	180,680
Pool #FM9993 3.500% 7/01/51	455,443	414,633
Pool #CB2442 3.500% 12/01/51	88,744	80,362

	Principal Amount	Value
Pool #FS1240 3.500% 12/01/51	$93,225	$84,250
Pool #CB2680 3.500% 1/01/52	93,318	84,242
Pool #FS1462 3.500% 1/01/52	94,531	85,957
Pool #CB3126 3.500% 3/01/52	193,283	175,314
Pool #FS1207 3.500% 3/01/52	96,346	87,238
Pool #BV5395 3.500% 4/01/52	96,883	87,945
Pool #CB3255 3.500% 4/01/52	96,126	87,002
Pool #FS1555 3.500% 4/01/52	96,872	87,526
Pool #FS1092 3.500% 4/01/52	289,971	261,913
Pool #FS1454 3.500% 4/01/52	98,158	88,637
Pool #BV8546 3.500% 5/01/52	98,009	88,829
Pool #FS1556 3.500% 5/01/52	390,168	354,231
Pool #BS6565 3.740% 9/01/32	100,000	93,468
Pool #BS6215 3.840% 7/01/32	100,000	94,920
Pool #BS6149 3.840% 8/01/32	100,000	96,209
Pool #AK8441 4.000% 4/01/42	13,604	13,102
Pool #AO2711 4.000% 5/01/42	10,203	9,822
Pool #AO6086 4.000% 6/01/42	21,367	20,568
Pool #AP0692 4.000% 7/01/42	14,851	14,330
Pool #AP5333 4.000% 7/01/42	146,784	141,270
Pool #AP2530 4.000% 8/01/42	15,644	15,064
Pool #AP4903 4.000% 9/01/42	26,753	25,409
Pool #AP7399 4.000% 9/01/42	39,268	37,295
Pool #AP9229 4.000% 10/01/42	8,528	8,100
Pool #AP9766 4.000% 10/01/42	63,864	60,296
Pool #MA1217 4.000% 10/01/42	81,641	77,080
Pool #AQ3599 4.000% 11/01/42	16,458	15,631
Pool #MA1253 4.000% 11/01/42	49,323	46,568
Pool #AQ7003 4.000% 12/01/42	30,949	29,394
Pool #AQ4555 4.000% 12/01/42	28,482	27,051
Pool #AQ7082 4.000% 1/01/43	37,608	35,719
Pool #AL3508 4.000% 4/01/43	25,773	24,494
Pool #AQ4078 4.000% 6/01/43	23,670	22,495
Pool #AQ4080 4.000% 6/01/43	16,527	15,681
Pool #AT8394 4.000% 6/01/43	25,796	24,516
Pool #AB9683 4.000% 6/01/43	35,931	34,092
Pool #AT9637 4.000% 7/01/43	72,006	68,322
Pool #AT9653 4.000% 7/01/43	55,469	52,717
Pool #AT9657 4.000% 7/01/43	44,558	42,278
Pool #AS0070 4.000% 8/01/43	24,114	22,752
Pool #MA1547 4.000% 8/01/43	25,038	23,623
Pool #AS4347 4.000% 1/01/45	41,513	39,402
Pool #FS2061 4.000% 6/01/52	98,586	91,815
Pool #FS2066 4.000% 6/01/52	293,544	273,936
Pool #FS2185 4.000% 6/01/52	197,037	183,321
Pool #MA4626 4.000% 6/01/52	17,657,613	16,395,332
Pool #BW1515 4.000% 7/01/52	9,975	9,268
Pool #CB4121 4.000% 7/01/52	197,447	183,456
Pool #BF0104 4.000% 2/01/56	81,720	76,823

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #BF0183 4.000% 1/01/57	$45,796	$43,052
Pool #BF0191 4.000% 6/01/57	80,328	75,465
Pool #MA0706 4.500% 4/01/31	10,757	10,628
Pool #MA0734 4.500% 5/01/31	37,591	37,139
Pool #MA0776 4.500% 6/01/31	12,956	12,800
Pool #MA0913 4.500% 11/01/31	9,901	9,781
Pool #MA0939 4.500% 12/01/31	9,709	9,592
Pool #993117 4.500% 1/01/39	1,034	1,018
Pool #AA0856 4.500% 1/01/39	7,071	6,970
Pool #AA3495 4.500% 2/01/39	5,323	5,245
Pool #935520 4.500% 8/01/39	9,792	9,651
Pool #AD5481 4.500% 5/01/40	256,027	252,398
Pool #AD6914 4.500% 6/01/40	29,112	28,699
Pool #AD8685 4.500% 8/01/40	84,287	83,051
Pool #MA1591 4.500% 9/01/43	46,733	45,440
Pool #MA1629 4.500% 10/01/43	42,511	41,335
Pool #AL4341 4.500% 10/01/43	2,855	2,793
Pool #MA1664 4.500% 11/01/43	20,225	19,665
Pool #MA1711 4.500% 12/01/43	44,092	42,873
Pool #AL4741 4.500% 1/01/44	18,994	18,469
Pool #AW0318 4.500% 2/01/44	46,474	45,436
Pool #AL5562 4.500% 4/01/44	8,454	8,270
Pool #890604 4.500% 10/01/44	198,267	193,713
Pool #AS4271 4.500% 1/01/45	24,180	23,678
Pool #CA2047 4.500% 7/01/48	177,625	172,434
Pool #CA5379 4.500% 3/01/50	187,122	180,967
Pool #BW1473 4.500% 6/01/52	98,207	93,649
Pool #CB3918 4.500% 6/01/52	197,005	187,986
Pool #FS2172 4.500% 6/01/52	95,915	91,413
Pool #BW1954 4.500% 7/01/52	99,521	94,902
Pool #FS2475 4.500% 8/01/52	196,186	186,973
Pool #BF0148 4.500% 4/01/56	364,879	356,061
Pool #BF0222 4.500% 9/01/57	396,070	383,011
Pool #BF0301 4.500% 8/01/58	41,329	39,837
Pool #BF0338 4.500% 1/01/59	98,219	94,520
Pool #915154 5.000% 4/01/37	29,454	29,641
Pool #974965 5.000% 4/01/38	77,369	77,669
Pool #983077 5.000% 5/01/38	22,131	22,231
Pool #310088 5.000% 6/01/38	20,604	20,687
Pool #AE2266 5.000% 3/01/40	54,029	54,311
Pool #995072 5.500% 8/01/38	10,911	11,215
Pool #BF0141 5.500% 9/01/56	406,927	415,817
Pool #481473 6.000% 2/01/29	11	11
Pool #867557 6.000% 2/01/36	1,493	1,527
Pool #AE0469 6.000% 12/01/39	87,063	90,860
Pool #BM1948 6.000% 7/01/41	99,131	103,271
Pool #AL4324 6.500% 5/01/40	55,503	59,305
Pool #AE0758 7.000% 2/01/39	30,595	33,393

	Principal Amount	Value
Government National Mortgage Association
Pool #AB2892 3.000% 9/15/42	$79,112	$72,953
Pool #AA5649 3.000% 9/15/42	80,719	74,398
Pool #783669 3.000% 9/15/42	146,784	135,391
Pool #AB9108 3.000% 10/15/42	557,169	513,533
Pool #AB9109 3.000% 10/15/42	47,473	43,761
Pool #AB9207 3.000% 11/15/42	41,162	37,155
Pool #784571 3.500% 6/15/48	173,573	160,440
Pool #BS8439 3.500% 5/15/50	140,162	128,156
Pool #487588 6.000% 4/15/29	640	656
Pool #595077 6.000% 10/15/32	195	201
Pool #596620 6.000% 10/15/32	66	68
Pool #604706 6.000% 10/15/33	26,929	27,875
Pool #636251 6.000% 3/15/35	3,646	3,789
Pool #782034 6.000% 1/15/36	28,892	29,983
Pool #658029 6.000% 7/15/36	7,528	7,846
Government National Mortgage Association II
Pool #MA7589 2.500% 9/20/51	635,712	548,450
Pool #MA7649 2.500% 10/20/51	92,278	79,582
Pool #MA4068 3.000% 11/20/46	20,191	18,135
Pool #MA7590 3.000% 9/20/51	691,319	614,708
Pool #CJ9477 3.000% 1/20/52	285,866	251,663
Pool #785944 3.000% 2/20/52	97,515	85,970
Pool #786095 3.000% 4/20/52	98,519	85,193
Pool #786134 3.000% 4/20/52	98,321	86,250
Pool #MA1995 3.500% 6/20/44	51,196	47,235
Pool #MA2678 3.500% 3/20/45	22,001	20,285
Pool #784106 3.500% 1/20/46	57,886	53,371
Pool #MA3597 3.500% 4/20/46	91,456	84,295
Pool #BC4732 3.500% 10/20/47	204,304	187,668
Pool #BD0384 3.500% 10/20/47	150,174	137,946
Pool #784825 3.500% 10/20/49	45,444	40,991
Pool #BM7534 3.500% 2/20/50	63,873	58,313
Pool #MA7883 3.500% 2/20/52	291,469	265,413
Pool #786216 3.500% 6/20/52	99,525	90,052
Pool #MA4511 4.000% 6/20/47	569,150	538,260
Pool #MA4720 4.000% 9/20/47	371,560	351,278
Pool #BM9734 4.000% 10/20/49	37,172	34,910
Pool #BM9743 4.000% 11/20/49	43,236	40,606
Pool #BS1728 4.000% 1/20/50	47,187	44,316
Pool #BS1742 4.000% 2/20/50	41,659	39,125
Pool #BS1757 4.000% 3/20/50	30,251	28,382
Pool #BS8420 4.000% 4/20/50	152,343	142,932
Pool #783298 4.500% 4/20/41	82,266	80,911
Pool #783368 4.500% 7/20/41	12,194	11,965
Pool #MA4654 4.500% 8/20/47	124,632	121,397
Pool #MA5138 4.500% 4/20/48	191,488	185,739

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #MA5193 4.500% 5/20/48	$194,698	$188,731
Pool #MA5265 4.500% 6/20/48	170,188	164,918
Pool #MA5331 4.500% 7/20/48	42,422	41,095
Pool #MA5818 4.500% 3/20/49	56,324	54,496
Pool #G24747 5.000% 7/20/40	50,849	51,014
Government National Mortgage Association II TBA
2.500% 10/20/52 (i)	2,400,000	2,062,313
3.000% 10/20/52 (i)	1,700,000	1,501,578
3.500% 10/20/52 (i)	500,000	454,453
4.500% 10/20/52 (i)	100,000	95,633
Uniform Mortgage Backed Securities TBA
2.000% 10/13/52 (i)	1,400,000	1,133,563
2.500% 10/13/52 (i)	500,000	419,883
3.000% 10/13/52 (i)	800,000	696,000
		72,324,550
Whole Loans — 0.8%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2020-DNA6, Class M2, 30 day SOFR + 2.000% 4.281% FRN 12/25/50 (c)	721,130	715,858
Series 2020-DNA2, Class M2, 1 mo. USD LIBOR + 1.850% 4.934% FRN 2/25/50 (c)	354,173	348,787
Series 2020-DNA1, Class B1, 1 mo. USD LIBOR + 2.300% 5.384% FRN 1/25/50 (c)	380,000	352,709
Series 2017-DNA1, Class B1, 1 mo. USD LIBOR + 4.950% 8.034% FRN 7/25/29	1,450,000	1,512,118
Federal National Mortgage Association Connecticut Avenue Securities Trust
Series 2019-R07, Class 1M2, 1 mo. USD LIBOR + 2.100% 5.184% FRN 10/25/39 (c)	61,391	60,941
Series 2019-R02, Class 1M2, 1 mo. USD LIBOR + 2.300% 5.384% FRN 8/25/31 (c)	89,601	89,379
Series 2018-C05, Class 1B1, 1 mo. USD LIBOR + 4.250% 7.334% FRN 1/25/31	370,000	378,023
		3,457,815

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $92,729,043)		83,524,423

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 34.0%
U.S. Treasury Bonds & Notes — 34.0%
U.S. Treasury Bond
1.625% 11/15/50	$710,000	$440,644
1.750% 8/15/41	110,000	75,230
1.875% 2/15/51	2,480,000	1,641,450
1.875% 11/15/51	6,892,000	4,557,335
2.000% 11/15/41	160,000	114,525
2.000% 2/15/50	1,730,000	1,188,834
2.250% 5/15/41	300,000	226,781
2.250% 2/15/52	25,920,000	18,828,451
2.375% 5/15/51	1,770,000	1,324,181
2.875% 5/15/52	46,470,000	38,983,976
3.000% 2/15/48	16,000	13,483
3.000% 8/15/52	7,090,000	6,122,880
3.750% 11/15/43	800,000	759,875
U.S. Treasury Floating Rate Note
3 mo. Treasury money market yield - .075% 3.222% FRN 4/30/24	42,810,000	42,742,138
3 mo. Treasury money market yield + .035% 3.332% FRN 10/31/23	13,430,000	13,440,350
3 mo. Treasury money market yield + .037% 3.334% FRN 7/31/24	3,880,000	3,875,380
U.S. Treasury Note
0.250% 11/15/23	70,000	66,910
1.375% 11/15/31	1,190,000	966,689
2.625% 5/31/27	60,000	56,358
2.750% 8/15/32	1,570,000	1,435,078
3.125% 8/31/29	780,000	740,513
U.S. Treasury Strip
0.000% 5/15/49	1,450,000	536,574
		138,137,635

TOTAL U.S. TREASURY OBLIGATIONS (Cost $150,783,939)		138,137,635

TOTAL BONDS & NOTES (Cost $454,794,777)		400,573,962

TOTAL PURCHASED OPTIONS (#) — 0.0% (Cost $296,854)		85,018

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 0.6%
Diversified Financial Services — 0.6%
State Street Navigator Securities Lending Government Money Market Portfolio (k)	2,470,330	$2,470,330

TOTAL MUTUAL FUNDS (Cost $2,470,330)		2,470,330

TOTAL LONG-TERM INVESTMENTS (Cost $457,561,961)		403,129,310

	Principal Amount
SHORT-TERM INVESTMENTS — 0.5%
Discount Notes — 0.3%
Federal Home Loan Bank, 2.572%, due 10/28/22	$990,000	987,921
Repurchase Agreement — 0.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (l)	972,044	972,044

TOTAL SHORT-TERM INVESTMENTS (Cost $1,960,173)		1,959,965

TOTAL INVESTMENTS — 99.6% (Cost $459,522,134) (m)		405,089,275

Less Unfunded Loan Commitments — 0.0%		(59,420)

NET INVESTMENTS — 99.6% (Cost $459,462,714)		405,029,855

Other Assets/(Liabilities) — 0.4%		1,826,765

NET ASSETS — 100.0%		$406,856,620

Abbreviation Legend

FRN	Floating Rate Note
STEP	Step Up Bond
TBA	To Be Announced

VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Unfunded or partially unfunded loan commitments.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2022, was $3,125,444 or 0.77% of net assets. The Fund received $727,177 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $55,786,755 or 13.71% of net assets.

(d)	Security is perpetual and has no stated maturity date.
(e)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2022.

(f)

Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2022, these securities amounted to a value of $23,565 or 0.01% of net assets.

(g)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(h)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(i)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(j)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2022, these securities amounted to a value of $417,092 or 0.10% of net assets.

(k)	Represents investment of security lending cash collateral. (Note 2).
(l)

Maturity value of $972,111. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 9/15/25, and an aggregate market value, including accrued interest, of $991,491.

(m)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

(#) OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put
USD Put JPY Call	Citigroup Global Markets, Inc.*	10/06/22	131.39	459,513	USD	459,513	$—	$6,890	$(6,890)
USD Put CAD Call	Citigroup Global Markets, Inc.*	10/11/22	1.27	289,000	USD	289,000	—	2,185	(2,185)
USD Put CAD Call	Citigroup Global Markets, Inc.*	10/11/22	1.27	289,000	USD	289,000	—	2,195	(2,195)
USD Put CAD Call	Citigroup Global Markets, Inc.*	10/11/22	1.27	867,000	USD	867,000	1	6,589	(6,588)
USD Put JPY Call	Goldman Sachs & Co.*	10/05/22	131.55	1,544,640	USD	1,544,640	2	24,078	(24,076)
USD Put JPY Call	Goldman Sachs & Co.*	10/06/22	131.50	513,468	USD	513,468	1	7,840	(7,839)
USD Put CAD Call	Goldman Sachs & Co.*	10/14/22	1.27	871,000	USD	871,000	1	6,582	(6,581)
USD Put CAD Call	Morgan Stanley & Co. LLC*	10/07/22	1.27	595,000	USD	595,000	1	4,366	(4,365)
							$6	$60,725	$(60,719)

(#) Exchange-Traded Options Purchased

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
U.S. Treasury Note 10 Year Future	10/21/22	112.50	60	USD	6,723,750	$53,437	$60,541	$(7,104)
U.S. Treasury Note 10 Year Future	10/21/22	116.50	60	USD	6,723,750	6,563	32,167	(25,604)
U.S. Treasury Note 5 Year Future	10/21/22	111.50	14	USD	1,505,109	438	6,314	(5,876)
SOFR 1 Year Mid Curve Future	12/16/22	95.75	74	USD	17,717,450	11,562	57,005	(45,443)
SOFR 1 Year Mid Curve Future	12/16/22	96.50	42	USD	10,055,850	10,762	12,688	(1,926)
Eurodollar Future	12/19/22	98.38	120	USD	28,593,000	2,250	67,414	(65,164)
						$85,012	$236,129	$(151,117)

OTC Options Written

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put
USD Put GBP Call	Citigroup Global Markets, Inc.*	10/27/22	1.21	3,139,862	USD	3,139,862	$(3,140)	$(31,006)	$27,866
USD Put GBP Call	Goldman Sachs & Co.*	12/22/22	1.08	1,280,000	USD	1,280,000	(71,040)	(45,613)	(25,427)
USD Put GBP Call	Morgan Stanley & Co. LLC*	12/22/22	1.12	1,307,000	USD	1,307,000	(42,608)	(28,184)	(14,424)
							$(116,788)	$(104,803)	$(11,985)

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

Exchange-Traded Options Written

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
U.S. Treasury Note 10 Year Future	10/21/22	119.00	104	USD	11,654,500	$(4,875)	$(34,633)	$29,758
U.S. Treasury Note 10 Year Future	11/25/22	115.50	120	USD	13,447,500	(60,000)	(60,246)	246
U.S. Treasury Note 10 Year Future	11/25/22	119.50	120	USD	13,447,500	(15,000)	(33,574)	18,574
Eurodollar Future	12/19/22	96.50	50	USD	11,913,750	(3,125)	(33,020)	29,895
Eurodollar Future	12/19/22	97.00	202	USD	48,131,550	(8,838)	(158,200)	149,362
Eurodollar Future	12/19/22	98.13	120	USD	28,593,000	(2,250)	(104,748)	102,498
Eurodollar Future	6/19/23	97.50	33	USD	7,865,138	(4,950)	(9,831)	4,881
3 Month SOFR Future	9/15/23	98.75	43	USD	10,285,600	(5,375)	(14,559)	9,184
3 Month SOFR Future	12/15/23	96.50	74	USD	17,717,450	(80,013)	(72,020)	(7,993)
3 Month SOFR Future	12/15/23	96.63	14	USD	3,351,950	(13,913)	(14,196)	283
						$(198,339)	$(535,027)	$336,688

Put
U.S. Treasury Note 10 Year Future	10/21/22	113.50	60	USD	6,723,750	$(118,125)	$(15,115)	$(103,010)
Eurodollar Future	12/19/22	98.13	89	USD	21,206,475	(626,337)	(69,900)	(556,437)
Eurodollar Future	6/19/23	97.00	27	USD	6,435,113	(116,943)	(5,343)	(111,600)
						$(861,405)	$(90,358)	$(771,047)
						$(1,059,744)	$(625,385)	$(434,359)

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
BNP Paribas SA*	10/18/22	JPY	642,474,779	USD	4,748,951	$(304,103)
BNP Paribas SA*	10/18/22	NOK	12,358,698	EUR	1,194,213	(36,446)
BNP Paribas SA*	10/18/22	USD	330,307	EUR	325,834	10,668
Citibank N.A.*	10/11/22	USD	134,790	JPY	18,175,418	9,128
Citibank N.A.*	10/12/22	USD	618,448	CAD	789,230	47,109
Citibank N.A.*	10/18/22	CAD	12,506,390	USD	9,652,522	(599,096)
Citibank N.A.*	10/18/22	AUD	12,148,833	USD	8,267,503	(495,436)
Citibank N.A.*	10/18/22	MXN	27,971,949	USD	1,319,974	65,366
Citibank N.A.*	10/18/22	USD	1,499,882	CNH	10,055,443	91,306
Citibank N.A.*	10/18/22	USD	2,099,351	IDR	31,594,508,090	25,384
Goldman Sachs International*	10/07/22	USD	473,690	JPY	63,910,200	31,987
Goldman Sachs International*	10/11/22	USD	154,040	JPY	20,772,348	10,424
Goldman Sachs International*	10/17/22	USD	373,047	CAD	477,500	27,382
Goldman Sachs International*	10/18/22	GBP	2,632,114	USD	3,172,961	(233,187)
Goldman Sachs International*	10/18/22	JPY	141,511,143	USD	1,026,346	(47,326)
Goldman Sachs International*	10/18/22	USD	2,202,036	AUD	3,284,836	100,603
Goldman Sachs International*	10/18/22	USD	1,848,825	CAD	2,457,405	69,900
Goldman Sachs International*	10/18/22	USD	1,340,797	GBP	1,217,000	(18,454)
Goldman Sachs International*	12/28/22	GBP	700,000	USD	757,750	24,889
Goldman Sachs International*	12/28/22	USD	580,315	GBP	523,000	(4,428)
Morgan Stanley & Co. LLC*	10/11/22	USD	255,551	CAD	326,160	19,437
Morgan Stanley & Co. LLC*	10/18/22	MXN	8,362,000	USD	403,239	10,898

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. LLC*	10/18/22	CNH	4,890,000	USD	678,978	$6,018
Morgan Stanley & Co. LLC*	10/18/22	USD	446,719	CAD	590,000	19,616
Morgan Stanley & Co. LLC*	10/18/22	USD	2,098,433	MXN	42,923,480	(27,398)
Morgan Stanley & Co. LLC*	10/18/22	ZAR	6,889,002	USD	411,264	(31,139)
Morgan Stanley & Co. LLC*	12/28/22	GBP	569,213	USD	630,945	5,467
Morgan Stanley & Co. LLC*	12/28/22	USD	49,689	GBP	45,000	(623)
Morgan Stanley & Co. LLC*	1/18/23	USD	680,774	CNH	4,890,000	(5,702)
						$(1,227,756)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
Euro-BOBL	12/08/22	9	$1,081,221	$(24,972)
Euro-OAT	12/08/22	14	1,896,854	(84,075)
Australia Treasury Bond 10 Year	12/15/22	36	2,771,207	(74,319)
3 Month Euribor Interest Rate	12/19/22	51	12,406,802	(191,690)
90 Day Eurodollar	12/19/22	269	65,678,823	(1,582,848)
U.S. Treasury Long Bond	12/20/22	168	22,929,247	(1,692,997)
U.S. Treasury Ultra Bond	12/20/22	209	31,091,829	(2,458,829)
UK Long Gilt	12/28/22	13	1,594,220	(194,960)
U.S. Treasury Note 5 Year	12/30/22	1,581	175,905,888	(5,936,036)
90 Day Eurodollar	3/13/23	36	8,556,337	20,213
90 Day Eurodollar	6/19/23	46	11,413,711	(450,186)
3 Month SOFR	9/19/23	1	241,415	(2,377)
90 Day Eurodollar	12/18/23	27	6,592,207	(145,282)
3 Month SOFR	3/18/25	103	24,960,027	(158,914)
				$(12,977,272)

Short
Euro-Bund	12/08/22	10	$(1,415,572)	$58,301
Euro-Buxl 30 Year Bond	12/08/22	2	(314,339)	26,910
Japanese 10 Year Bond	12/13/22	4	(4,098,575)	(91)
U.S. Treasury Note 10 Year	12/20/22	939	(110,299,821)	5,073,133
U.S. Treasury Ultra 10 Year	12/20/22	43	(5,427,282)	332,454
U.S. Treasury Note 2 Year	12/30/22	301	(62,721,029)	898,451
3 Month SOFR	3/19/24	202	(48,616,198)	252,348
90 Day Eurodollar	3/17/25	91	(22,266,417)	399,117
				$7,040,623

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

Centrally Cleared Credit Default Swaps - Buy Protection

Reference Obligation/ Index	Rate Paid by Fund	Payment Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY Series 39†	5.000%	Quarterly	12/20/27	USD	2,162,100	$90,624	$88,518	$2,106

Centrally Cleared Credit Default Swaps - Sell Protection††

Reference Obligation/ Index	Rate Received by Fund	Payment Frequency	Termination Date	Credit Rating	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 39†	1.000%	Quarterly	12/20/27	BBB+**	USD	60,779,000	$(215,644)	$(44,799)	$(170,845)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
28 Day-MXN-TIIE-Banxico	Monthly	Fixed 7.450%	Monthly	7/18/29	MXN	88,370,000	$(393,572)	$37,242	$(430,814)
Fixed 3.970%	Maturity	U.S. Consumer Price Index	Maturity	11/18/23	USD	3,530,000	98,661	(19,506)	118,167
U.S. Consumer Price Index	Maturity	Fixed 3.370%	Maturity	11/18/26	USD	3,530,000	(50,421)	55,349	(105,770)
Fixed 1.520%	Annually	12-Month USD SOFR	Annually	11/20/26	USD	4,000,000	237,284	(9,570)	246,854
Fixed 0.710%	Annually	12-Month USD SOFR	Annually	5/15/27	USD	6,565,000	862,110	21,202	840,908
Fixed 1.130%	Annually	12-Month USD SOFR	Annually	8/15/28	USD	980,000	133,895	6,525	127,370
Fixed 1.220%	Annually	12-Month USD SOFR	Annually	8/15/28	USD	2,942,000	388,130	(190)	388,320
Fixed 2.850%	Annually	12-Month USD SOFR	Annually	2/15/29	USD	3,019,000	146,617	(3,872)	150,489
Fixed 3.270%	Annually	12-Month USD SOFR	Annually	4/30/29	USD	6,978,000	173,459	(62,288)	235,747
Fixed 1.733%	Annually	12-Month USD SOFR	Annually	10/20/31	USD	3,125,000	195,003	13,280	181,723
Fixed 2.000%	Annually	12-Month USD SOFR	Annually	3/18/32	USD	1,542,000	194,150	10,018	184,132
Fixed 0.560%	Annually	12-Month USD SOFR	Annually	7/20/45	USD	3,470,000	1,486,049	78,573	1,407,476
Fixed 1.729%	Annually	Fed Funds	Annually	2/15/47	USD	1,725,000	426,922	25,406	401,516
Fixed 1.520%	Annually	12-Month USD SOFR	Annually	2/15/47	USD	1,137,000	320,479	(29,927)	350,406
Fixed 1.630%	Annually	12-Month USD SOFR	Annually	5/15/47	USD	580,000	153,279	25,405	127,874
Fixed 1.650%	Annually	12-Month USD SOFR	Annually	8/15/47	USD	226,000	59,078	22,724	36,354

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Fixed 2.620%	Annually	12-Month USD SOFR	Annually	2/15/48	USD	505,000	$49,436	$577	$48,859
Fixed 2.510%	Annually	12-Month USD SOFR	Annually	2/15/48	USD	1,829,000	213,137	11,993	201,144
Fixed 2.600%	Annually	12-Month USD SOFR	Annually	2/15/48	USD	1,281,000	126,759	88,054	38,705
Fixed 2.500%	Annually	12-Month USD SOFR	Annually	4/21/52	USD	1,900,000	207,379	3,409	203,970
							$5,027,834	$274,404	$4,753,430

*	Contracts are subject to a master netting agreement or similar agreement.
**

Rating is determined by Western Asset Management Company and represents a weighted average of the ratings of all securities included in the underlying index for the credit default swap. Ratings used in the weighted average are from Moody’s Investors Service, Inc., S&P Global Ratings, or Fitch Ratings, whichever is the highest for each constituent. All ratings are as of the report date and do not reflect subsequent changes.

†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††

For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings or Western Asset Management Company’s rating category, as applicable. The reference entity rating represents the creditworthiness of the underlying issuer. As the credit rating declines, the likelihood of payment by the fund increases. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Currency Legend

AUD	Australian Dollar
CAD	Canadian Dollar
CNH	Offshore Chinese Yuan
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
RUB	Russian Ruble
USD	U.S. Dollar
ZAR	South African Rand

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Value Fund — Portfolio of Investments
September 30, 2022

	Number of Shares	Value
EQUITIES — 97.8%
COMMON STOCK — 96.9%
Basic Materials — 4.2%
Chemicals — 2.3%
Celanese Corp.	3,100	$280,054
CF Industries Holdings, Inc.	34,004	3,272,885
Dow, Inc.	13,000	571,090
DuPont de Nemours, Inc.	10,400	524,160
Eastman Chemical Co.	3,700	262,885
FMC Corp.	2,700	285,390
Huntsman Corp.	2,500	61,350
LyondellBasell Industries NV Class A	5,800	436,624
The Mosaic Co.	10,300	497,799
Olin Corp.	2,700	115,776
		6,308,013
Forest Products & Paper — 0.8%
International Paper Co.	69,989	2,218,651
Iron & Steel — 0.6%
Nucor Corp.	8,200	877,318
Reliance Steel & Aluminum Co.	1,700	296,497
Steel Dynamics, Inc.	5,900	418,605
		1,592,420
Mining — 0.5%
Alcoa Corp.	3,300	111,078
Freeport-McMoRan, Inc.	25,800	705,114
Newmont Corp.	16,100	676,683
		1,492,875
		11,611,959
Communications — 5.5%
Advertising — 0.2%
The Interpublic Group of Cos., Inc.	6,800	174,080
Omnicom Group, Inc.	6,000	378,540
		552,620
Internet — 0.2%
Meta Platforms, Inc. Class A (a)	4,600	624,128
Media — 3.0%
Comcast Corp. Class A	146,054	4,283,764
Fox Corp. Class A	9,200	282,256
News Corp. Class A	121,031	1,828,779
Nexstar Media Group, Inc. Class A	700	116,795
The Walt Disney Co. (a)	18,513	1,746,331
		8,257,925
Telecommunications — 2.1%
AT&T, Inc.	123,500	1,894,490
Cisco Systems, Inc.	90,000	3,600,000

	Number of Shares	Value
Corning, Inc.	14,700	$426,594
		5,921,084
		15,355,757
Consumer, Cyclical — 5.1%
Apparel — 0.1%
Capri Holdings Ltd. (a)	2,900	111,476
Ralph Lauren Corp.	800	67,944
Skechers U.S.A., Inc. Class A (a)	2,600	82,472
Tapestry, Inc.	4,500	127,935
		389,827
Auto Manufacturers — 0.8%
Cummins, Inc.	2,600	529,126
Ford Motor Co.	106,700	1,195,040
PACCAR, Inc.	6,300	527,247
		2,251,413
Auto Parts & Equipment — 0.1%
BorgWarner, Inc.	4,300	135,020
Lear Corp.	1,400	167,566
		302,586
Distribution & Wholesale — 0.1%
LKQ Corp.	8,200	386,630
Home Builders — 0.7%
D.R. Horton, Inc.	10,000	673,500
Lennar Corp. Class A	7,600	566,580
NVR, Inc. (a)	80	318,966
PulteGroup, Inc.	7,500	281,250
		1,840,296
Home Furnishing — 0.1%
Whirlpool Corp.	1,800	242,658
Housewares — 0.0%
Newell Brands, Inc.	7,400	102,786
Leisure Time — 0.1%
Brunswick Corp.	2,200	143,990
Polaris, Inc.	1,100	105,215
		249,205
Lodging — 0.6%
Boyd Gaming Corp.	1,200	57,180
Las Vegas Sands Corp. (a)	40,186	1,507,779
		1,564,959
Retail — 2.5%
AutoNation, Inc. (a)	2,500	254,675
AutoZone, Inc. (a)	600	1,285,158
Best Buy Co., Inc.	3,900	247,026
Darden Restaurants, Inc.	1,400	176,848
Dick’s Sporting Goods, Inc. (b)	900	94,176
Lithia Motors, Inc.	500	107,275

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Lowe’s Cos., Inc.	20,000	$3,756,200
Penske Automotive Group, Inc.	1,700	167,331
Walgreens Boots Alliance, Inc.	18,600	584,040
Williams-Sonoma, Inc.	1,200	141,420
		6,814,149
		14,144,509
Consumer, Non-cyclical — 25.6%
Agriculture — 2.8%
Altria Group, Inc.	39,500	1,595,010
Archer-Daniels-Midland Co.	15,200	1,222,840
Darling Ingredients, Inc. (a)	2,900	191,835
Philip Morris International, Inc.	56,090	4,656,031
		7,665,716
Beverages — 0.1%
Molson Coors Beverage Co. Class B	3,600	172,764
Biotechnology — 2.1%
Amgen, Inc.	9,500	2,141,300
Biogen, Inc. (a)	2,400	640,800
Gilead Sciences, Inc.	25,400	1,566,926
Regeneron Pharmaceuticals, Inc. (a)	2,300	1,584,401
		5,933,427
Commercial Services — 0.6%
AMERCO	600	305,532
FleetCor Technologies, Inc. (a)	1,300	229,021
Global Payments, Inc.	1,500	162,075
Robert Half International, Inc.	1,900	145,350
Service Corp. International	4,900	282,926
United Rentals, Inc. (a)	1,600	432,192
		1,557,096
Food — 2.5%
Campbell Soup Co.	3,200	150,784
Conagra Brands, Inc.	77,953	2,543,606
Ingredion, Inc.	500	40,260
The J.M. Smucker Co.	2,300	316,043
Kellogg Co.	6,800	473,688
The Kraft Heinz Co.	26,200	873,770
The Kroger Co.	15,900	695,625
Tyson Foods, Inc. Class A	27,935	1,841,755
		6,935,531
Health Care – Products — 0.7%
Henry Schein, Inc. (a)	3,000	197,310
Hologic, Inc. (a)	5,100	329,052
Medtronic PLC	18,028	1,455,761
		1,982,123
Health Care – Services — 4.1%
Centene Corp. (a)	11,800	918,158
DaVita, Inc. (a)	3,000	248,310

	Number of Shares	Value
Elevance Health, Inc.	16,381	$7,440,905
HCA Healthcare, Inc.	9,200	1,690,868
Laboratory Corp. of America Holdings	2,700	552,987
Quest Diagnostics, Inc.	3,600	441,684
Universal Health Services, Inc. Class B	2,200	193,996
		11,486,908
Household Products & Wares — 0.8%
Kimberly-Clark Corp.	19,630	2,209,160
Pharmaceuticals — 11.9%
AbbVie, Inc.	53,002	7,113,398
AmerisourceBergen Corp.	5,600	757,848
Becton Dickinson and Co.	13,750	3,063,913
Bristol-Myers Squibb Co.	38,000	2,701,420
Cardinal Health, Inc.	4,800	320,064
Cigna Corp.	7,400	2,053,278
CVS Health Corp.	44,851	4,277,440
McKesson Corp.	4,400	1,495,428
Merck & Co., Inc.	48,800	4,202,656
Pfizer, Inc.	120,600	5,277,456
Sanofi ADR	48,196	1,832,412
		33,095,313
		71,038,038
Energy — 9.4%
Energy – Alternate Sources — 0.1%
First Solar, Inc. (a)	2,400	317,448
Oil & Gas — 8.1%
APA Corp.	7,400	253,006
Chevron Corp.	14,100	2,025,747
ConocoPhillips	6,600	675,444
Devon Energy Corp.	11,400	685,482
Diamondback Energy, Inc.	3,000	361,380
EOG Resources, Inc.	28,139	3,143,970
Exxon Mobil Corp.	85,300	7,447,543
Marathon Oil Corp.	15,700	354,506
Ovintiv, Inc.	5,300	243,800
PDC Energy, Inc.	1,600	92,464
Pioneer Natural Resources Co.	4,100	887,773
TotalEnergies SE	90,274	4,249,190
TotalEnergies SE Sponsored ADR	25,056	1,165,605
Valero Energy Corp.	8,800	940,280
		22,526,190
Pipelines — 1.2%
Kinder Morgan, Inc.	48,500	807,040
ONEOK, Inc.	8,900	456,036

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
TC Energy Corp.	52,200	$2,103,138
		3,366,214
		26,209,852
Financial — 23.4%
Banks — 12.9%
Bank of America Corp.	181,500	5,481,300
The Bank of New York Mellon Corp.	18,900	728,028
BOK Financial Corp.	1,200	106,632
Comerica, Inc.	3,000	213,300
Commerce Bancshares, Inc.	2,600	172,016
East West Bancorp, Inc.	2,900	194,706
Fifth Third Bancorp	63,864	2,041,093
First Horizon Corp.	8,700	199,230
The Goldman Sachs Group, Inc.	14,111	4,135,229
Huntington Bancshares, Inc.	183,535	2,418,991
JP Morgan Chase & Co.	59,000	6,165,500
KeyCorp.	20,900	334,818
Morgan Stanley	29,800	2,354,498
Northern Trust Corp.	4,400	376,464
Pinnacle Financial Partners, Inc.	800	64,880
The PNC Financial Services Group, Inc.	9,000	1,344,780
Prosperity Bancshares, Inc.	1,700	113,356
Regions Financial Corp.	20,500	411,435
State Street Corp.	21,109	1,283,638
Synovus Financial Corp.	1,400	52,514
Truist Financial Corp.	28,800	1,253,952
US Bancorp	32,000	1,290,240
Wells Fargo & Co.	127,389	5,123,586
Zions Bancorp NA	3,500	178,010
		36,038,196
Diversified Financial Services — 1.4%
American Express Co.	16,600	2,239,506
Ameriprise Financial, Inc.	2,400	604,680
Credit Acceptance Corp. (a)	400	175,200
Discover Financial Services	6,400	581,888
SEI Investments Co.	3,100	152,055
The Western Union Co.	7,000	94,500
		3,847,829
Insurance — 7.3%
Aflac, Inc.	14,900	837,380
The Allstate Corp.	6,400	796,992
American Financial Group, Inc.	1,800	221,274
American International Group, Inc.	65,779	3,123,187
Arch Capital Group Ltd. (a)	8,600	391,644
Assurant, Inc.	1,400	203,378
Chubb Ltd.	25,319	4,605,020
Cincinnati Financial Corp.	3,400	304,538

	Number of Shares	Value
Equitable Holdings, Inc.	81,523	$2,148,131
Everest Re Group Ltd.	1,000	262,440
Fidelity National Financial, Inc.	6,200	224,440
First American Financial Corp.	2,500	115,250
Globe Life, Inc.	2,100	209,370
The Hartford Financial Services Group, Inc.	7,700	476,938
Lincoln National Corp.	4,100	180,031
Loews Corp.	5,800	289,072
Markel Corp. (a)	320	346,950
MetLife, Inc.	19,100	1,160,898
Old Republic International Corp.	4,400	92,092
Principal Financial Group, Inc.	6,000	432,900
Prudential Financial, Inc.	8,400	720,552
Reinsurance Group of America, Inc.	1,200	150,972
RenaissanceRe Holdings Ltd.	1,000	140,390
The Travelers Cos., Inc.	10,100	1,547,320
Unum Group	3,600	139,680
Voya Financial, Inc.	2,800	169,400
W.R. Berkley Corp.	5,800	374,564
Willis Towers Watson PLC	2,800	562,632
		20,227,435
Real Estate — 0.2%
CBRE Group, Inc. Class A (a)	5,200	351,052
Jones Lang LaSalle, Inc. (a)	1,500	226,605
		577,657
Real Estate Investment Trusts (REITS) — 1.6%
Equity Residential	37,567	2,525,254
Weyerhaeuser Co.	66,363	1,895,327
		4,420,581
		65,111,698
Industrial — 9.9%
Aerospace & Defense — 2.5%
The Boeing Co. (a)	7,742	937,401
L3 Harris Technologies, Inc.	18,642	3,874,367
Lockheed Martin Corp.	5,600	2,163,224
		6,974,992
Building Materials — 0.5%
Builders FirstSource, Inc. (a)	3,100	182,652
Carrier Global Corp.	14,566	517,967
Masco Corp.	7,200	336,168
Owens Corning	3,000	235,830
		1,272,617
Electronics — 0.2%
Arrow Electronics, Inc. (a)	2,200	202,818
Jabil, Inc.	4,100	236,611

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Sensata Technologies Holding PLC	3,000	$111,840
		551,269
Engineering & Construction — 0.0%
TopBuild Corp. (a)	200	32,956
Hand & Machine Tools — 0.1%
Snap-on, Inc.	1,600	322,160
Machinery – Construction & Mining — 0.6%
Caterpillar, Inc.	9,200	1,509,536
Oshkosh Corp.	1,400	98,406
		1,607,942
Machinery – Diversified — 1.0%
AGCO Corp.	1,400	134,638
Deere & Co.	6,600	2,203,674
Dover Corp.	2,700	314,766
		2,653,078
Miscellaneous - Manufacturing — 1.9%
General Electric Co.	69,378	4,295,192
Parker-Hannifin Corp.	2,800	678,468
Textron, Inc.	6,300	367,038
		5,340,698
Packaging & Containers — 0.5%
Amcor PLC	43,100	462,463
Berry Global Group, Inc. (a)	2,400	111,672
Crown Holdings, Inc.	3,600	291,708
Packaging Corp. of America	2,700	303,183
Sealed Air Corp.	4,300	191,393
WestRock Co.	4,600	142,094
		1,502,513
Shipbuilding — 0.1%
Huntington Ingalls Industries, Inc.	900	199,350
Transportation — 2.5%
C.H. Robinson Worldwide, Inc.	2,600	250,406
Expeditors International of Washington, Inc.	3,300	291,423
FedEx Corp.	4,700	697,809
Knight-Swift Transportation Holdings, Inc.	3,500	171,255
United Parcel Service, Inc. Class B	34,745	5,612,708
		7,023,601
		27,481,176
Technology — 7.6%
Computers — 1.7%
CACI International, Inc. Class A (a)	400	104,424
Cognizant Technology Solutions Corp. Class A	9,000	516,960
Dell Technologies, Inc.	4,800	164,016
DXC Technology Co. (a)	4,000	97,920

	Number of Shares	Value
Hewlett Packard Enterprise Co.	35,400	$424,092
HP, Inc.	35,300	879,676
International Business Machines Corp.	18,200	2,162,342
Leidos Holdings, Inc.	2,500	218,675
NetApp, Inc.	3,700	228,845
		4,796,950
Semiconductors — 2.5%
KLA Corp.	2,500	756,575
QUALCOMM, Inc.	53,420	6,035,392
		6,791,967
Software — 3.4%
Fidelity National Information Services, Inc.	10,600	801,042
Fiserv, Inc. (a)	11,500	1,076,055
Microsoft Corp.	11,906	2,772,907
Oracle Corp.	80,500	4,916,135
		9,566,139
		21,155,056
Utilities — 6.2%
Electric — 6.1%
Alliant Energy Corp.	5,400	286,146
Dominion Energy, Inc.	17,300	1,195,603
Duke Energy Corp.	13,600	1,265,072
Edison International	7,700	435,666
Entergy Corp.	4,300	432,709
Evergy, Inc.	4,900	291,060
Eversource Energy	6,900	537,924
Exelon Corp.	26,800	1,003,928
OGE Energy Corp.	3,600	131,256
Pinnacle West Capital Corp.	2,100	135,471
PPL Corp.	15,200	385,320
Public Service Enterprise Group, Inc.	14,400	809,712
Sempra Energy	33,640	5,043,982
The Southern Co.	69,761	4,743,748
Vistra Corp.	9,800	205,800
		16,903,397
Gas — 0.1%
National Fuel Gas Co.	1,700	104,635
UGI Corp.	3,600	116,388
		221,023
		17,124,420

TOTAL COMMON STOCK (Cost $258,613,267)		269,232,465

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
PREFERRED STOCK — 0.9%
Consumer, Cyclical — 0.8%
Auto Manufacturers — 0.8%
Dr Ing hc F Porsche AG (a)	9,293	$751,377
Volkswagen AG 6.014%	12,535	1,548,309
		2,299,686
Consumer, Non-cyclical — 0.1%
Pharmaceuticals — 0.1%
Becton Dickinson and Co. Convertible 6.000%	8,676	408,987

TOTAL PREFERRED STOCK (Cost $3,776,400)		2,708,673

TOTAL EQUITIES (Cost $262,389,667)		271,941,138

MUTUAL FUNDS — 1.3%
Diversified Financial Services — 1.3%
iShares Russell 1000 Value ETF	26,200	3,562,938
State Street Navigator Securities Lending Government Money Market Portfolio (c)	95,114	95,114
		3,658,052

TOTAL MUTUAL FUNDS (Cost $3,724,904)		3,658,052

TOTAL LONG-TERM INVESTMENTS (Cost $266,114,571)		275,599,190

SHORT-TERM INVESTMENTS — 1.2%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund	105	105

	Principal Amount	Value
Repurchase Agreement — 1.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (d)	$3,266,398	$3,266,398

TOTAL SHORT-TERM INVESTMENTS (Cost $3,266,503)		3,266,503

TOTAL INVESTMENTS — 100.3% (Cost $269,381,074) (e)		278,865,693

Other Assets/(Liabilities) — (0.3)%		(950,195)

NET ASSETS — 100.0%		$277,915,498

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2022, was $93,234 or 0.03% of net assets. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $3,266,624. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 3/30/23, and an aggregate market value, including accrued interest, of $3,331,801.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Fundamental Value Fund — Portfolio of Investments
September 30, 2022

	Number of Shares	Value
EQUITIES — 97.5%
COMMON STOCK — 97.5%
Basic Materials — 5.2%
Chemicals — 5.2%
Air Products & Chemicals, Inc.	24,783	$5,767,748
Axalta Coating Systems Ltd. (a)	156,878	3,303,851
DuPont de Nemours, Inc.	122,644	6,181,258
Element Solutions, Inc.	88,924	1,446,793
International Flavors & Fragrances, Inc.	48,055	4,364,836
Olin Corp.	27,871	1,195,108
		22,259,594
		22,259,594
Communications — 5.1%
Internet — 2.0%
Alphabet, Inc. Class A (a)	54,531	5,215,890
Meta Platforms, Inc. Class A (a)	24,022	3,259,305
		8,475,195
Media — 0.9%
Altice USA, Inc. Class A (a)	70,566	411,400
Comcast Corp. Class A	113,375	3,325,289
		3,736,689
Telecommunications — 2.2%
Cisco Systems, Inc.	96,452	3,858,080
T-Mobile US, Inc. (a)	41,172	5,524,047
		9,382,127
		21,594,011
Consumer, Cyclical — 4.9%
Distribution & Wholesale — 0.4%
LKQ Corp.	33,054	1,558,496
Entertainment — 0.5%
Marriott Vacations Worldwide Corp.	7,517	916,022
SeaWorld Entertainment, Inc. (a)	29,998	1,365,209
		2,281,231
Food Services — 0.4%
Aramark	55,597	1,734,626
Home Furnishing — 0.2%
Sony Group Corp. Sponsored ADR	15,377	984,897
Lodging — 0.7%
Las Vegas Sands Corp. (a)	54,802	2,056,171
MGM Resorts International	33,560	997,403
		3,053,574
Retail — 2.7%
Advance Auto Parts, Inc.	19,397	3,032,527
AutoZone, Inc. (a)	2,543	5,446,928
Dollar General Corp.	9,230	2,213,908

	Number of Shares	Value
Lithia Motors, Inc.	3,209	$688,491
		11,381,854
		20,994,678
Consumer, Non-cyclical — 28.3%
Agriculture — 1.3%
Philip Morris International, Inc.	64,166	5,326,420
Beverages — 2.5%
Coca-Cola Europacific Partners PLC	109,213	4,654,658
Keurig Dr Pepper, Inc.	116,981	4,190,259
Molson Coors Beverage Co. Class B	37,832	1,815,558
		10,660,475
Biotechnology — 0.2%
Corteva, Inc.	16,190	925,258
Commercial Services — 1.5%
FleetCor Technologies, Inc. (a)	10,112	1,781,431
Global Payments, Inc.	17,875	1,931,394
PROG Holdings, Inc. (a)	24,069	360,554
United Rentals, Inc. (a)	8,994	2,429,459
		6,502,838
Cosmetics & Personal Care — 0.4%
The Procter & Gamble Co.	14,849	1,874,686
Food — 0.3%
US Foods Holding Corp. (a)	46,986	1,242,310
Health Care – Products — 2.3%
Avantor, Inc. (a)	96,039	1,882,364
Envista Holdings Corp. (a)	35,816	1,175,123
Hologic, Inc. (a)	20,874	1,346,791
LivaNova PLC (a)	19,978	1,014,283
Medtronic PLC	53,308	4,304,621
		9,723,182
Health Care – Services — 5.4%
Centene Corp. (a)	53,385	4,153,887
Elevance Health, Inc.	5,604	2,545,561
Humana, Inc.	7,253	3,519,083
ICON PLC (a)	9,124	1,676,809
UnitedHealth Group, Inc.	21,993	11,107,344
		23,002,684
Pharmaceuticals — 14.4%
AbbVie, Inc.	27,870	3,740,433
AmerisourceBergen Corp.	17,619	2,384,379
Becton Dickinson and Co.	9,928	2,212,256
Bristol-Myers Squibb Co.	61,443	4,367,983
Cigna Corp.	36,499	10,127,377
CVS Health Corp.	107,183	10,222,043
Johnson & Johnson	62,942	10,282,205
McKesson Corp.	3,265	1,109,676
Merck & Co., Inc.	93,151	8,022,164

The accompanying notes are an integral part of the financial statements.

MassMutual Fundamental Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Novartis AG Sponsored ADR	14,369	$1,092,188
Perrigo Co. PLC	95,248	3,396,544
Sanofi ADR	116,912	4,444,994
		61,402,242
		120,660,095
Energy — 10.9%
Oil & Gas — 9.3%
Canadian Natural Resources Ltd. (b)	57,082	2,658,309
Cenovus Energy, Inc. (b)	138,084	2,122,351
ConocoPhillips	77,988	7,981,292
Devon Energy Corp.	41,577	2,500,025
EOG Resources, Inc.	16,181	1,807,903
Hess Corp.	52,316	5,701,921
Marathon Petroleum Corp.	38,024	3,776,924
Phillips 66	72,418	5,845,581
Pioneer Natural Resources Co.	26,531	5,744,757
Valero Energy Corp.	11,904	1,271,942
		39,411,005
Oil & Gas Services — 0.9%
Halliburton Co.	56,625	1,394,108
Schlumberger NV	72,299	2,595,534
		3,989,642
Pipelines — 0.7%
Enbridge, Inc.	79,999	2,967,963
		46,368,610
Financial — 19.1%
Banks — 8.7%
Bank of America Corp.	102,723	3,102,235
The Goldman Sachs Group, Inc.	9,836	2,882,440
JP Morgan Chase & Co.	95,387	9,967,941
M&T Bank Corp.	14,035	2,474,651
Northern Trust Corp.	40,703	3,482,549
Truist Financial Corp.	45,493	1,980,765
US Bancorp	85,960	3,465,907
Wells Fargo & Co.	239,508	9,633,012
		36,989,500
Diversified Financial Services — 2.1%
AerCap Holdings NV (a)	21,648	916,360
American Express Co.	7,467	1,007,373
Capital One Financial Corp.	9,554	880,592
The Charles Schwab Corp.	69,233	4,975,776
Intercontinental Exchange, Inc.	13,880	1,254,058
		9,034,159
Insurance — 6.8%
The Allstate Corp.	52,047	6,481,413
American International Group, Inc.	39,165	1,859,554
Axis Capital Holdings Ltd.	24,855	1,221,623

	Number of Shares	Value
Berkshire Hathaway, Inc. Class B (a)	31,553	$8,425,282
Chubb Ltd.	39,843	7,246,645
Everest Re Group Ltd.	6,527	1,712,946
Willis Towers Watson PLC	9,276	1,863,919
		28,811,382
Real Estate — 0.2%
The Howard Hughes Corp. (a)	13,759	762,111
Real Estate Investment Trusts (REITS) — 1.3%
Corporate Office Properties Trust	122,595	2,847,882
VICI Properties, Inc.	92,725	2,767,841
		5,615,723
		81,212,875
Industrial — 11.9%
Aerospace & Defense — 2.9%
General Dynamics Corp.	21,965	4,660,314
Howmet Aerospace, Inc.	76,913	2,378,919
Raytheon Technologies Corp.	66,763	5,465,219
		12,504,452
Building Materials — 1.5%
CRH PLC Sponsored ADR (b)	52,382	1,688,272
Masco Corp.	31,186	1,456,074
MDU Resources Group, Inc.	65,793	1,799,439
Mohawk Industries, Inc. (a)	14,690	1,339,581
		6,283,366
Electronics — 0.5%
Allegion PLC	12,305	1,103,513
Fortive Corp.	21,901	1,276,828
		2,380,341
Engineering & Construction — 0.7%
AECOM	26,647	1,821,855
Jacobs Solutions, Inc.	10,320	1,119,617
		2,941,472
Hand & Machine Tools — 0.7%
Stanley Black & Decker, Inc.	38,002	2,858,130
Machinery – Construction & Mining — 1.2%
BWX Technologies, Inc.	35,818	1,804,153
Caterpillar, Inc.	9,261	1,519,545
Vertiv Holdings Co.	171,156	1,663,636
		4,987,334
Machinery – Diversified — 2.8%
Deere & Co.	23,633	7,890,822
Dover Corp.	8,204	956,422
Otis Worldwide Corp.	30,102	1,920,508
Westinghouse Air Brake Technologies Corp.	15,619	1,270,606
		12,038,358

The accompanying notes are an integral part of the financial statements.

MassMutual Fundamental Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Miscellaneous - Manufacturing — 0.6%
Eaton Corp. PLC	18,543	$2,472,895
Transportation — 1.0%
J.B. Hunt Transport Services, Inc.	12,845	2,009,215
Union Pacific Corp.	11,297	2,200,881
		4,210,096
		50,676,444
Technology — 8.1%
Computers — 1.6%
CACI International, Inc. Class A (a)	6,712	1,752,235
Cognizant Technology Solutions Corp. Class A	56,660	3,254,551
Leidos Holdings, Inc.	19,558	1,710,738
		6,717,524
Semiconductors — 3.5%
Applied Materials, Inc.	20,689	1,695,050
Broadcom, Inc.	3,427	1,521,622
Lam Research Corp.	1,838	672,708
Microchip Technology, Inc.	50,917	3,107,465
Micron Technology, Inc.	29,445	1,475,194
NXP Semiconductor NV	5,043	743,893
Qorvo, Inc. (a)	15,776	1,252,772
QUALCOMM, Inc.	39,959	4,514,568
		14,983,272
Software — 3.0%
Activision Blizzard, Inc.	10,293	765,182
Electronic Arts, Inc.	16,257	1,881,097
Fidelity National Information Services, Inc.	54,490	4,117,809
Oracle Corp.	73,110	4,464,828
SS&C Technologies Holdings, Inc	33,320	1,591,030
		12,819,946
		34,520,742
Utilities — 4.0%
Electric — 4.0%
CenterPoint Energy, Inc.	143,333	4,039,124
Dominion Energy, Inc.	28,634	1,978,896
Entergy Corp.	40,206	4,045,930
Exelon Corp.	40,298	1,509,563
FirstEnergy Corp.	37,021	1,369,777

	Number of Shares	Value
Pinnacle West Capital Corp.	64,868	$4,184,634
		17,127,924
		17,127,924

TOTAL COMMON STOCK (Cost $391,991,924)		415,414,973

TOTAL EQUITIES (Cost $391,991,924)		415,414,973

MUTUAL FUNDS — 0.7%
Diversified Financial Services — 0.7%
State Street Navigator Securities Lending Government Money Market Portfolio (c)	2,886,035	2,886,035

TOTAL MUTUAL FUNDS (Cost $2,886,035)		2,886,035

TOTAL LONG-TERM INVESTMENTS (Cost $394,877,959)		418,301,008
	Principal Amount
SHORT-TERM INVESTMENTS — 2.4%
Repurchase Agreement — 2.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (d)	$10,027,512	10,027,512

TOTAL SHORT-TERM INVESTMENTS (Cost $10,027,512)		10,027,512

TOTAL INVESTMENTS — 100.6% (Cost $404,905,471) (e)		428,328,520

Other Assets/(Liabilities) — (0.6)%		(2,358,214)

NET ASSETS — 100.0%		$425,970,306

Abbreviation Legend

ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

MassMutual Fundamental Value Fund — Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2022, was $4,483,728 or 1.05% of net assets. The Fund received $1,717,780 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $10,028,205. Collateralized by U.S. Government Agency obligations with rates ranging from 0.000% - 3.500%, maturity dates ranging from 3/30/23 - 9/15/25, and an aggregate market value, including accrued interest, of $10,228,249.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund — Portfolio of Investments
September 30, 2022

	Number of Shares	Value
EQUITIES — 100.2%
COMMON STOCK — 100.2%
Basic Materials — 2.0%
Chemicals — 1.6%
Air Products & Chemicals, Inc.	16,374	$3,810,721
Albemarle Corp.	8,667	2,291,902
Celanese Corp.	7,292	658,759
CF Industries Holdings, Inc.	14,696	1,414,490
Dow, Inc.	52,892	2,323,546
DuPont de Nemours, Inc.	36,919	1,860,718
Eastman Chemical Co.	8,945	635,542
Ecolab, Inc.	18,389	2,655,739
FMC Corp.	9,352	988,506
International Flavors & Fragrances, Inc.	18,850	1,712,146
Linde PLC	36,780	9,915,520
LyondellBasell Industries NV Class A	18,685	1,406,607
The Mosaic Co.	25,462	1,230,578
PPG Industries, Inc.	17,474	1,934,197
The Sherwin-Williams Co.	17,404	3,563,469
		36,402,440
Forest Products & Paper — 0.0%
International Paper Co.	26,629	844,139
Iron & Steel — 0.1%
Nucor Corp.	19,326	2,067,689
Mining — 0.3%
Freeport-McMoRan, Inc.	105,439	2,881,648
Newmont Corp.	58,750	2,469,263
		5,350,911
		44,665,179
Communications — 12.5%
Advertising — 0.1%
The Interpublic Group of Cos., Inc.	29,243	748,621
Omnicom Group, Inc.	15,098	952,533
		1,701,154
Internet — 9.0%
Alphabet, Inc. Class A (a)	442,633	42,337,846
Alphabet, Inc. Class C (a)	395,825	38,058,574
Amazon.com, Inc. (a)	654,284	73,934,092
Booking Holdings, Inc. (a)	2,931	4,816,248
CDW Corp.	9,967	1,555,649
eBay, Inc.	40,444	1,488,744
Etsy, Inc. (a)	9,351	936,316
Expedia Group, Inc. (a)	11,168	1,046,330
F5, Inc. (a)	4,494	650,417
Match Group, Inc. (a)	20,845	995,349
Meta Platforms, Inc. Class A (a)	168,352	22,841,999

	Number of Shares	Value
Netflix, Inc. (a)	32,822	$7,727,612
NortonLifeLock, Inc.	44,324	892,685
Twitter, Inc. (a)	49,596	2,174,289
VeriSign, Inc. (a)	6,889	1,196,619
		200,652,769
Media — 1.4%
Charter Communications, Inc. Class A (a)	8,172	2,478,976
Comcast Corp. Class A	324,608	9,520,753
DISH Network Corp. Class A (a)	19,303	266,960
FactSet Research Systems, Inc.	2,827	1,131,111
Fox Corp. Class A	23,039	706,837
Fox Corp. Class B	10,899	310,622
News Corp. Class A	29,085	439,474
News Corp. Class B	9,628	148,464
Paramount Global Class B (b)	37,104	706,460
The Walt Disney Co. (a)	134,434	12,681,159
Warner Bros Discovery, Inc. (a)	163,220	1,877,030
		30,267,846
Telecommunications — 2.0%
Arista Networks, Inc. (a)	18,124	2,046,018
AT&T, Inc.	526,615	8,078,274
Cisco Systems, Inc.	305,777	12,231,080
Corning, Inc.	56,225	1,631,650
Juniper Networks, Inc.	23,953	625,652
Lumen Technologies, Inc.	69,237	504,045
Motorola Solutions, Inc.	12,370	2,770,509
T-Mobile US, Inc. (a)	44,395	5,956,477
Verizon Communications, Inc.	310,305	11,782,281
		45,625,986
		278,247,755
Consumer, Cyclical — 10.0%
Airlines — 0.2%
Alaska Air Group, Inc. (a)	9,425	368,989
American Airlines Group, Inc. (a)	47,461	571,431
Delta Air Lines, Inc. (a)	47,670	1,337,620
Southwest Airlines Co. (a)	43,598	1,344,562
United Airlines Holdings, Inc. (a)	24,557	798,839
		4,421,441
Apparel — 0.4%
NIKE, Inc. Class B	93,345	7,758,837
Ralph Lauren Corp.	3,124	265,321
Tapestry, Inc.	18,890	537,043
VF Corp.	24,487	732,406
		9,293,607
Auto Manufacturers — 2.9%
Cummins, Inc.	10,420	2,120,574

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Ford Motor Co.	291,569	$3,265,573
General Motors Co.	107,823	3,460,040
PACCAR, Inc.	25,696	2,150,498
Tesla, Inc. (a)	196,586	52,144,437
		63,141,122
Auto Parts & Equipment — 0.1%
Aptiv PLC (a)	20,046	1,567,798
BorgWarner, Inc.	17,846	560,364
		2,128,162
Distribution & Wholesale — 0.3%
Copart, Inc. (a)	15,761	1,676,970
Fastenal Co.	42,561	1,959,508
LKQ Corp.	19,163	903,536
Pool Corp.	2,902	923,445
W.W. Grainger, Inc.	3,335	1,631,449
		7,094,908
Entertainment — 0.1%
Caesars Entertainment, Inc. (a)	15,736	507,643
Live Nation Entertainment, Inc. (a)	10,370	788,535
		1,296,178
Home Builders — 0.2%
D.R. Horton, Inc.	23,579	1,588,046
Lennar Corp. Class A	19,020	1,417,941
NVR, Inc. (a)	228	909,054
PulteGroup, Inc.	17,085	640,687
		4,555,728
Home Furnishing — 0.0%
Whirlpool Corp.	3,945	531,825
Housewares — 0.0%
Newell Brands, Inc.	27,141	376,988
Leisure Time — 0.1%
Carnival Corp. (a) (b)	74,389	522,955
Norwegian Cruise Line Holdings Ltd. (a)	30,620	347,843
Royal Caribbean Cruises Ltd. (a)	16,142	611,782
		1,482,580
Lodging — 0.3%
Hilton Worldwide Holdings, Inc.	20,241	2,441,469
Las Vegas Sands Corp. (a)	24,251	909,898
Marriott International, Inc. Class A	20,319	2,847,505
MGM Resorts International	23,917	710,813
Wynn Resorts Ltd. (a)	7,757	488,924
		7,398,609
Retail — 5.4%
Advance Auto Parts, Inc.	4,573	714,943
AutoZone, Inc. (a)	1,438	3,080,095
Bath & Body Works, Inc.	17,089	557,101

	Number of Shares	Value
Best Buy Co., Inc.	14,690	$930,465
CarMax, Inc. (a)	11,634	768,077
Chipotle Mexican Grill, Inc. (a)	2,049	3,079,155
Costco Wholesale Corp.	32,704	15,445,118
Darden Restaurants, Inc.	8,998	1,136,627
Dollar General Corp.	16,756	4,019,094
Dollar Tree, Inc. (a)	15,581	2,120,574
Domino’s Pizza, Inc.	2,616	811,483
Genuine Parts Co.	10,437	1,558,453
The Home Depot, Inc.	75,878	20,937,775
Lowe’s Cos., Inc.	47,183	8,861,439
McDonald’s Corp.	54,332	12,536,566
O’Reilly Automotive, Inc. (a)	4,706	3,309,965
Ross Stores, Inc.	25,685	2,164,475
Starbucks Corp.	84,701	7,136,906
Target Corp.	34,225	5,078,648
The TJX Cos., Inc.	86,275	5,359,403
Tractor Supply Co.	8,155	1,515,852
Ulta Beauty, Inc. (a)	3,856	1,546,989
Walgreens Boots Alliance, Inc.	52,991	1,663,918
Walmart, Inc.	105,233	13,648,720
Yum! Brands, Inc.	21,048	2,238,244
		120,220,085
Toys, Games & Hobbies — 0.0%
Hasbro, Inc.	9,628	649,120
		222,590,353
Consumer, Non-cyclical — 22.5%
Agriculture — 0.8%
Altria Group, Inc.	133,044	5,372,317
Archer-Daniels-Midland Co.	41,343	3,326,044
Philip Morris International, Inc.	114,451	9,500,578
		18,198,939
Beverages — 1.9%
Brown-Forman Corp. Class B	13,258	882,585
The Coca-Cola Co.	287,261	16,092,361
Constellation Brands, Inc. Class A	11,749	2,698,510
Keurig Dr Pepper, Inc.	62,644	2,243,908
Molson Coors Beverage Co. Class B	13,851	664,710
Monster Beverage Corp. (a)	28,379	2,467,838
PepsiCo, Inc.	101,813	16,621,990
		41,671,902
Biotechnology — 1.7%
Amgen, Inc.	39,476	8,897,890
Bio-Rad Laboratories, Inc. Class A (a)	1,588	662,418
Biogen, Inc. (a)	10,704	2,857,968
Corteva, Inc.	52,998	3,028,836
Gilead Sciences, Inc.	92,585	5,711,569
Illumina, Inc. (a)	11,626	2,218,125

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Incyte Corp. (a)	13,585	$905,304
Moderna, Inc. (a)	24,830	2,936,147
Regeneron Pharmaceuticals, Inc. (a)	7,911	5,449,651
Vertex Pharmaceuticals, Inc. (a)	18,921	5,478,386
		38,146,294
Commercial Services — 1.9%
Automatic Data Processing, Inc.	30,722	6,949,009
Cintas Corp.	6,356	2,467,336
CoStar Group, Inc. (a)	29,183	2,032,596
Equifax, Inc.	9,047	1,550,927
FleetCor Technologies, Inc. (a)	5,523	972,987
Gartner, Inc. (a)	5,834	1,614,209
Global Payments, Inc.	20,437	2,208,218
MarketAxess Holdings, Inc.	2,772	616,742
Moody’s Corp.	11,655	2,833,447
Nielsen Holdings PLC	27,026	749,161
PayPal Holdings, Inc. (a)	85,225	7,335,316
Quanta Services, Inc.	10,446	1,330,716
Robert Half International, Inc.	8,143	622,939
Rollins, Inc.	16,887	585,641
S&P Global, Inc.	25,148	7,678,942
United Rentals, Inc. (a)	5,154	1,392,198
Verisk Analytics, Inc.	11,537	1,967,405
		42,907,789
Cosmetics & Personal Care — 1.4%
Colgate-Palmolive Co.	61,376	4,311,664
The Estee Lauder Cos., Inc. Class A	17,118	3,695,776
The Procter & Gamble Co.	176,377	22,267,596
		30,275,036
Food — 1.2%
Campbell Soup Co.	14,878	701,051
Conagra Brands, Inc.	35,780	1,167,501
General Mills, Inc.	43,824	3,357,357
The Hershey Co.	10,897	2,402,462
Hormel Foods Corp.	21,468	975,506
The J.M. Smucker Co.	7,804	1,072,348
Kellogg Co.	19,070	1,328,416
The Kraft Heinz Co.	58,695	1,957,478
The Kroger Co.	48,009	2,100,394
Lamb Weston Holdings, Inc.	10,608	820,847
McCormick & Co., Inc.	18,554	1,322,344
Mondelez International, Inc. Class A	100,928	5,533,882
Sysco Corp.	37,681	2,664,424
Tyson Foods, Inc. Class A	21,522	1,418,945
		26,822,955
Health Care – Products — 3.8%
Abbott Laboratories	129,303	12,511,358
ABIOMED, Inc. (a)	3,356	824,435

	Number of Shares	Value
Align Technology, Inc. (a)	5,415	$1,121,501
Baxter International, Inc.	37,242	2,005,854
Bio-Techne Corp.	2,903	824,452
Boston Scientific Corp. (a)	105,707	4,094,032
The Cooper Cos., Inc.	3,648	962,707
Danaher Corp.	48,314	12,479,023
Edwards Lifesciences Corp. (a)	45,727	3,778,422
Henry Schein, Inc. (a)	10,144	667,171
Hologic, Inc. (a)	18,398	1,187,039
IDEXX Laboratories, Inc. (a)	6,136	1,999,109
Intuitive Surgical, Inc. (a)	26,373	4,943,355
Medtronic PLC	98,029	7,915,842
PerkinElmer, Inc.	9,328	1,122,438
ResMed, Inc.	10,814	2,360,696
Steris PLC	7,414	1,232,800
Stryker Corp.	24,830	5,029,068
Teleflex, Inc.	3,452	695,440
Thermo Fisher Scientific, Inc.	28,914	14,664,892
Waters Corp. (a)	4,389	1,182,967
West Pharmaceutical Services, Inc.	5,486	1,349,995
Zimmer Biomet Holdings, Inc.	15,465	1,616,866
		84,569,462
Health Care – Services — 2.8%
Catalent, Inc. (a)	13,242	958,191
Centene Corp. (a)	42,159	3,280,392
Charles River Laboratories International, Inc. (a)	3,805	748,824
DaVita, Inc. (a)	4,074	337,205
Elevance Health, Inc.	17,731	8,054,129
HCA Healthcare, Inc.	15,876	2,917,850
Humana, Inc.	9,357	4,539,923
IQVIA Holdings, Inc. (a)	13,755	2,491,581
Laboratory Corp. of America Holdings	6,643	1,360,553
Molina Healthcare, Inc. (a)	4,275	1,410,066
Quest Diagnostics, Inc.	8,668	1,063,477
UnitedHealth Group, Inc.	69,060	34,878,062
Universal Health Services, Inc. Class B	4,903	432,347
		62,472,600
Household Products & Wares — 0.3%
Avery Dennison Corp.	6,014	978,478
Church & Dwight Co., Inc.	17,934	1,281,205
The Clorox Co.	9,132	1,172,457
Kimberly-Clark Corp.	24,926	2,805,172
		6,237,312
Pharmaceuticals — 6.7%
AbbVie, Inc.	130,503	17,514,808
AmerisourceBergen Corp.	11,453	1,549,934

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Becton Dickinson and Co.	21,059	$4,692,577
Bristol-Myers Squibb Co.	157,607	11,204,282
Cardinal Health, Inc.	20,146	1,343,335
Cigna Corp.	22,506	6,244,740
CVS Health Corp.	96,887	9,240,113
Dentsply Sirona, Inc.	15,796	447,817
DexCom, Inc. (a)	29,035	2,338,479
Eli Lilly & Co.	58,217	18,824,467
Johnson & Johnson	194,042	31,698,701
McKesson Corp.	10,592	3,599,903
Merck & Co., Inc.	187,001	16,104,526
Organon & Co.	18,329	428,899
Pfizer, Inc.	414,306	18,130,031
Viatris, Inc.	89,558	763,034
Zoetis, Inc.	34,574	5,126,978
		149,252,624
		500,554,913
Energy — 4.8%
Energy – Alternate Sources — 0.2%
Enphase Energy, Inc. (a)	9,993	2,772,758
SolarEdge Technologies, Inc. (a)	4,111	951,532
		3,724,290
Oil & Gas — 4.0%
APA Corp.	24,104	824,116
Chevron Corp.	132,945	19,100,208
ConocoPhillips	94,017	9,621,700
Coterra Energy, Inc.	58,714	1,533,610
Devon Energy Corp.	48,338	2,906,564
Diamondback Energy, Inc.	13,117	1,580,074
EOG Resources, Inc.	43,289	4,836,680
EQT Corp.	27,279	1,111,619
Exxon Mobil Corp.	307,700	26,865,287
Hess Corp.	20,480	2,232,115
Marathon Oil Corp.	50,009	1,129,203
Marathon Petroleum Corp.	36,776	3,652,960
Occidental Petroleum Corp.	55,023	3,381,163
Phillips 66	35,589	2,872,744
Pioneer Natural Resources Co.	17,622	3,815,692
Valero Energy Corp.	29,072	3,106,343
		88,570,078
Oil & Gas Services — 0.3%
Baker Hughes Co.	74,772	1,567,221
Halliburton Co.	66,669	1,641,390
Schlumberger NV	104,562	3,753,776
		6,962,387
Pipelines — 0.3%
Kinder Morgan, Inc.	146,076	2,430,705

	Number of Shares	Value
ONEOK, Inc.	32,977	$1,689,741
The Williams Cos., Inc.	90,074	2,578,819
		6,699,265
		105,956,020
Financial — 14.9%
Banks — 4.6%
Bank of America Corp.	516,075	15,585,465
The Bank of New York Mellon Corp.	54,241	2,089,363
Citigroup, Inc.	142,847	5,952,435
Citizens Financial Group, Inc.	36,731	1,262,077
Comerica, Inc.	9,664	687,110
Fifth Third Bancorp	50,774	1,622,737
First Republic Bank	13,453	1,756,289
The Goldman Sachs Group, Inc.	25,183	7,379,878
Huntington Bancshares, Inc.	106,850	1,408,283
JP Morgan Chase & Co.	216,577	22,632,297
KeyCorp.	68,697	1,100,526
M&T Bank Corp.	12,929	2,279,641
Morgan Stanley	98,845	7,809,744
Northern Trust Corp.	15,437	1,320,790
The PNC Financial Services Group, Inc.	30,373	4,538,334
Regions Financial Corp.	68,967	1,384,168
Signature Bank	4,649	701,999
State Street Corp.	27,140	1,650,383
SVB Financial Group (a)	4,354	1,461,986
Truist Financial Corp.	97,758	4,256,383
US Bancorp	99,815	4,024,541
Wells Fargo & Co.	280,024	11,262,565
Zions Bancorp NA	11,051	562,054
		102,729,048
Diversified Financial Services — 3.7%
American Express Co.	44,284	5,974,354
Ameriprise Financial, Inc.	7,979	2,010,309
BlackRock, Inc.	11,131	6,125,167
Capital One Financial Corp.	28,316	2,609,886
Cboe Global Markets, Inc.	7,886	925,580
The Charles Schwab Corp.	112,701	8,099,821
CME Group, Inc.	26,458	4,686,505
Discover Financial Services	20,138	1,830,947
Franklin Resources, Inc.	20,802	447,659
Intercontinental Exchange, Inc.	41,296	3,731,094
Invesco Ltd.	33,387	457,402
Mastercard, Inc. Class A	62,993	17,911,430
Nasdaq, Inc.	24,977	1,415,696
Raymond James Financial, Inc.	14,369	1,419,945
Synchrony Financial	35,508	1,000,970
T. Rowe Price Group, Inc.	16,588	1,741,906

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Visa, Inc. Class A	120,713	$21,444,664
		81,833,335
Insurance — 3.8%
Aflac, Inc.	42,395	2,382,599
The Allstate Corp.	19,940	2,483,128
American International Group, Inc.	56,038	2,660,684
Aon PLC Class A	15,599	4,178,504
Arthur J Gallagher & Co.	15,555	2,663,327
Assurant, Inc.	3,984	578,756
Berkshire Hathaway, Inc. Class B (a)	133,260	35,583,085
Brown & Brown, Inc.	17,384	1,051,384
Chubb Ltd.	30,830	5,607,361
Cincinnati Financial Corp.	11,725	1,050,208
Everest Re Group Ltd.	2,891	758,714
Globe Life, Inc.	6,790	676,963
The Hartford Financial Services Group, Inc.	23,808	1,474,668
Lincoln National Corp.	11,351	498,423
Loews Corp.	14,730	734,143
Marsh & McLennan Cos., Inc.	36,831	5,498,500
MetLife, Inc.	49,435	3,004,659
Principal Financial Group, Inc.	17,045	1,229,797
The Progressive Corp.	43,174	5,017,251
Prudential Financial, Inc.	27,436	2,353,460
The Travelers Cos., Inc.	17,507	2,682,072
W.R. Berkley Corp.	15,019	969,927
Willis Towers Watson PLC	8,110	1,629,623
		84,767,236
Real Estate — 0.1%
CBRE Group, Inc. Class A (a)	23,698	1,599,852
Real Estate Investment Trusts (REITS) — 2.7%
Alexandria Real Estate Equities, Inc.	10,996	1,541,529
American Tower Corp.	34,368	7,378,810
AvalonBay Communities, Inc.	10,340	1,904,525
Boston Properties, Inc.	10,523	788,909
Camden Property Trust	7,841	936,607
Crown Castle, Inc.	31,960	4,619,818
Digital Realty Trust, Inc.	21,282	2,110,749
Duke Realty Corp.	28,439	1,370,760
Equinix, Inc.	6,722	3,823,742
Equity Residential	24,897	1,673,576
Essex Property Trust, Inc.	4,822	1,168,033
Extra Space Storage, Inc.	9,805	1,693,422
Federal Realty Investment Trust	5,346	481,782
Healthpeak Properties, Inc.	39,825	912,789
Host Hotels & Resorts, Inc.	52,813	838,670
Invitation Homes, Inc.	42,647	1,440,189
Iron Mountain, Inc.	21,498	945,267

	Number of Shares	Value
Kimco Realty Corp.	45,915	$845,295
Mid-America Apartment Communities, Inc.	8,521	1,321,351
Prologis, Inc.	54,642	5,551,627
Public Storage	11,654	3,412,408
Realty Income Corp.	45,442	2,644,724
Regency Centers Corp.	11,440	616,044
SBA Communications Corp.	7,978	2,270,938
Simon Property Group, Inc.	24,040	2,157,590
UDR, Inc.	22,305	930,342
Ventas, Inc.	29,475	1,184,011
VICI Properties, Inc.	71,250	2,126,813
Vornado Realty Trust	11,626	269,258
Welltower, Inc.	34,175	2,198,136
Weyerhaeuser Co.	55,055	1,572,371
		60,730,085
		331,659,556
Industrial — 7.7%
Aerospace & Defense — 1.6%
The Boeing Co. (a)	41,199	4,988,375
General Dynamics Corp.	16,582	3,518,203
Howmet Aerospace, Inc.	27,244	842,657
L3 Harris Technologies, Inc.	14,108	2,932,066
Lockheed Martin Corp.	17,413	6,726,468
Northrop Grumman Corp.	10,732	5,047,474
Raytheon Technologies Corp.	108,977	8,920,857
Teledyne Technologies, Inc. (a)	3,453	1,165,284
TransDigm Group, Inc.	3,792	1,990,117
		36,131,501
Building Materials — 0.4%
Carrier Global Corp.	61,994	2,204,507
Fortune Brands Home & Security, Inc.	9,781	525,142
Johnson Controls International PLC	50,773	2,499,047
Martin Marietta Materials, Inc.	4,637	1,493,531
Masco Corp.	16,540	772,252
Mohawk Industries, Inc. (a)	3,820	348,346
Vulcan Materials Co.	9,842	1,552,182
		9,395,007
Electrical Components & Equipment — 0.3%
AMETEK, Inc.	17,025	1,930,805
Emerson Electric Co.	43,582	3,191,074
Generac Holdings, Inc. (a)	4,704	837,971
		5,959,850
Electronics — 1.1%
Agilent Technologies, Inc.	22,023	2,676,896
Allegion PLC	6,580	590,094
Amphenol Corp. Class A	44,136	2,955,346
Fortive Corp.	26,152	1,524,662

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Garmin Ltd.	11,242	$902,845
Honeywell International, Inc.	49,713	8,300,580
Keysight Technologies, Inc. (a)	13,204	2,077,781
Mettler-Toledo International, Inc. (a)	1,657	1,796,387
TE Connectivity Ltd.	23,541	2,597,985
Trimble, Inc. (a)	18,124	983,589
		24,406,165
Engineering & Construction — 0.0%
Jacobs Solutions, Inc.	9,343	1,013,622
Environmental Controls — 0.3%
Pentair PLC	12,006	487,804
Republic Services, Inc.	15,182	2,065,359
Waste Management, Inc.	27,798	4,453,518
		7,006,681
Hand & Machine Tools — 0.1%
Snap-on, Inc.	3,974	800,165
Stanley Black & Decker, Inc.	10,867	817,307
		1,617,472
Machinery – Construction & Mining — 0.3%
Caterpillar, Inc.	38,962	6,392,885
Machinery – Diversified — 0.8%
Deere & Co.	20,528	6,854,094
Dover Corp.	10,686	1,245,774
IDEX Corp.	5,494	1,097,976
Ingersoll Rand, Inc.	29,919	1,294,296
Nordson Corp.	4,006	850,354
Otis Worldwide Corp.	31,218	1,991,708
Rockwell Automation, Inc.	8,500	1,828,435
Westinghouse Air Brake Technologies Corp.	13,430	1,092,530
Xylem, Inc.	13,431	1,173,332
		17,428,499
Miscellaneous - Manufacturing — 1.1%
3M Co.	40,786	4,506,853
A.O. Smith Corp.	9,584	465,591
Eaton Corp. PLC	29,457	3,928,385
General Electric Co.	80,884	5,007,528
Illinois Tool Works, Inc.	20,769	3,751,920
Parker-Hannifin Corp.	9,475	2,295,887
Textron, Inc.	15,823	921,848
Trane Technologies PLC	17,070	2,471,907
		23,349,919
Packaging & Containers — 0.2%
Amcor PLC	110,715	1,187,972
Ball Corp.	23,180	1,120,057
Packaging Corp. of America	6,872	771,657
Sealed Air Corp.	10,964	488,008

	Number of Shares	Value
WestRock Co.	18,379	$567,727
		4,135,421
Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	2,945	652,318
Transportation — 1.5%
C.H. Robinson Worldwide, Inc.	9,140	880,273
CSX Corp.	158,095	4,211,651
Expeditors International of Washington, Inc.	12,071	1,065,990
FedEx Corp.	17,644	2,619,605
J.B. Hunt Transport Services, Inc.	6,211	971,525
Norfolk Southern Corp.	17,338	3,634,912
Old Dominion Freight Line, Inc.	6,705	1,668,003
Union Pacific Corp.	46,111	8,983,345
United Parcel Service, Inc. Class B	54,038	8,729,298
		32,764,602
		170,253,942
Technology — 22.6%
Computers — 8.4%
Accenture PLC Class A	46,673	12,008,963
Apple, Inc.	1,115,110	154,108,202
Cognizant Technology Solutions Corp. Class A	38,110	2,189,038
DXC Technology Co. (a)	16,950	414,936
EPAM Systems, Inc. (a)	4,230	1,532,064
Fortinet, Inc. (a)	48,299	2,372,930
Hewlett Packard Enterprise Co.	96,463	1,155,627
HP, Inc.	67,022	1,670,188
International Business Machines Corp.	66,674	7,921,538
Leidos Holdings, Inc.	10,084	882,047
NetApp, Inc.	16,076	994,300
Seagate Technology Holdings PLC	14,594	776,839
Western Digital Corp. (a)	23,127	752,784
		186,779,456
Office & Business Equipment — 0.0%
Zebra Technologies Corp. Class A (a)	3,876	1,015,551
Semiconductors — 4.7%
Advanced Micro Devices, Inc. (a)	119,236	7,554,793
Analog Devices, Inc.	38,458	5,358,738
Applied Materials, Inc.	64,180	5,258,268
Broadcom, Inc.	29,806	13,234,162
Intel Corp.	303,035	7,809,212
KLA Corp.	10,461	3,165,813
Lam Research Corp.	10,105	3,698,430
Microchip Technology, Inc.	40,677	2,482,517
Micron Technology, Inc.	81,403	4,078,290
Monolithic Power Systems, Inc.	3,243	1,178,506
NVIDIA Corp.	184,842	22,437,970

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
NXP Semiconductor NV	19,426	$2,865,529
ON Semiconductor Corp. (a)	32,139	2,003,224
Qorvo, Inc. (a)	7,556	600,022
QUALCOMM, Inc.	82,895	9,365,477
Skyworks Solutions, Inc.	11,875	1,012,581
Teradyne, Inc.	11,534	866,780
Texas Instruments, Inc.	67,446	10,439,292
		103,409,604
Software — 9.5%
Activision Blizzard, Inc.	52,536	3,905,526
Adobe, Inc. (a)	34,544	9,506,509
Akamai Technologies, Inc. (a)	11,622	933,479
ANSYS, Inc. (a)	6,470	1,434,399
Autodesk, Inc. (a)	15,973	2,983,756
Broadridge Financial Solutions, Inc.	8,664	1,250,389
Cadence Design Systems, Inc. (a)	20,198	3,300,959
Ceridian HCM Holding, Inc. (a)	11,217	626,806
Citrix Systems, Inc. (c)	9,075	942,893
Electronic Arts, Inc.	19,481	2,254,147
Fidelity National Information Services, Inc.	44,857	3,389,844
Fiserv, Inc. (a)	47,192	4,415,755
Intuit, Inc.	20,804	8,057,805
Jack Henry & Associates, Inc.	5,408	985,716
Microsoft Corp.	550,564	128,226,356
MSCI, Inc.	5,941	2,505,854
Oracle Corp.	112,121	6,847,229
Paychex, Inc.	23,762	2,666,334
Paycom Software, Inc. (a)	3,581	1,181,694
PTC, Inc. (a)	7,816	817,554
Roper Technologies, Inc.	7,825	2,814,183
Salesforce, Inc. (a)	73,439	10,563,466
ServiceNow, Inc. (a)	14,902	5,627,144
Synopsys, Inc. (a)	11,326	3,460,206
Take-Two Interactive Software, Inc. (a)	11,689	1,274,101
Tyler Technologies, Inc. (a)	3,099	1,076,903
		211,049,007
		502,253,618
Utilities — 3.2%
Electric — 3.0%
The AES Corp.	49,449	1,117,547
Alliant Energy Corp.	18,565	983,759
Ameren Corp.	19,044	1,533,994
American Electric Power Co., Inc.	37,918	3,278,011
CenterPoint Energy, Inc.	46,745	1,317,274
CMS Energy Corp.	21,361	1,244,065
Consolidated Edison, Inc.	26,195	2,246,483

	Number of Shares	Value
Constellation Energy Corp.	24,183	$2,011,784
Dominion Energy, Inc.	61,389	4,242,594
DTE Energy Co.	14,332	1,648,897
Duke Energy Corp.	56,888	5,291,722
Edison International	28,183	1,594,594
Entergy Corp.	15,015	1,510,959
Evergy, Inc.	16,853	1,001,068
Eversource Energy	25,506	1,988,448
Exelon Corp.	73,213	2,742,559
FirstEnergy Corp.	39,857	1,474,709
NextEra Energy, Inc.	145,105	11,377,683
NRG Energy, Inc.	17,236	659,622
PG&E Corp. (a)	118,773	1,484,663
Pinnacle West Capital Corp.	8,424	543,432
PPL Corp.	54,422	1,379,598
Public Service Enterprise Group, Inc.	36,945	2,077,417
Sempra Energy	23,266	3,488,504
The Southern Co.	78,433	5,333,444
WEC Energy Group, Inc.	23,338	2,087,117
Xcel Energy, Inc.	40,309	2,579,776
		66,239,723
Gas — 0.1%
Atmos Energy Corp.	10,292	1,048,240
NiSource, Inc.	29,702	748,194
		1,796,434
Water — 0.1%
American Water Works Co., Inc.	13,431	1,748,179
		69,784,336

TOTAL COMMON STOCK (Cost $1,441,265,714)		2,225,965,672

TOTAL EQUITIES (Cost $1,441,265,714)		2,225,965,672

TOTAL LONG-TERM INVESTMENTS (Cost $1,441,265,714)		2,225,965,672

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.8%
Repurchase Agreement — 0.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (d)	$11,486,546	$11,486,546
U.S. Treasury Bill — 0.3%
U.S. Treasury Bill
1.859% 11/25/22 (e) (f)	7,365,000	7,334,468

TOTAL SHORT-TERM INVESTMENTS (Cost $18,831,067)		18,821,014

TOTAL INVESTMENTS — 101.0% (Cost $1,460,096,781) (g)		2,244,786,686

Other Assets/(Liabilities) — (1.0)%		(22,553,589)

NET ASSETS — 100.0%		$2,222,233,097

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2022, was $875,955 or 0.04% of net assets. The Fund received $897,606 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2022, these securities amounted to a value of $942,893 or 0.04% of net assets.

(d)

Maturity value of $11,487,340. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 3/30/23, and an aggregate market value, including accrued interest, of $11,716,341.

(e)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(f)	The rate shown represents yield-to-maturity.
(g)	See Note 6 for aggregate cost for federal tax purposes.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
S&P 500 E Mini Index	12/16/22	101	$20,346,467	$(2,158,892)

The accompanying notes are an integral part of the financial statements.

MassMutual Equity Opportunities Fund — Portfolio of Investments
September 30, 2022

	Number of Shares	Value
EQUITIES — 98.4%
COMMON STOCK — 97.6%
Basic Materials — 7.5%
Chemicals — 7.0%
CF Industries Holdings, Inc.	52,300	$5,033,875
Ecolab, Inc.	118,307	17,085,897
Linde PLC	61,867	16,678,724
		38,798,496
Forest Products & Paper — 0.5%
International Paper Co.	97,600	3,093,920
		41,892,416
Communications — 1.3%
Media — 1.3%
Comcast Corp. Class A	74,200	2,176,286
News Corp. Class A	177,400	2,680,514
The Walt Disney Co. (a)	28,300	2,669,539
		7,526,339
Consumer, Cyclical — 10.9%
Apparel — 3.3%
NIKE, Inc. Class B	216,548	17,999,470
Lodging — 0.4%
Las Vegas Sands Corp. (a)	62,400	2,341,248
Retail — 7.2%
McDonald’s Corp.	65,917	15,209,688
The TJX Cos., Inc.	400,732	24,893,472
		40,103,160
		60,443,878
Consumer, Non-cyclical — 34.1%
Agriculture — 0.5%
Philip Morris International, Inc.	34,900	2,897,049
Beverages — 4.9%
The Coca-Cola Co.	144,025	8,068,280
PepsiCo, Inc.	117,029	19,106,155
		27,174,435
Cosmetics & Personal Care — 6.0%
Colgate-Palmolive Co.	254,343	17,867,596
The Procter & Gamble Co.	125,375	15,828,594
		33,696,190
Food — 1.0%
Conagra Brands, Inc.	106,800	3,484,884
Tyson Foods, Inc. Class A	33,900	2,235,027
		5,719,911
Health Care – Products — 10.6%
Baxter International, Inc.	172,687	9,300,922
Danaher Corp.	75,534	19,509,677
Medtronic PLC	174,467	14,088,210

	Number of Shares	Value
Stryker Corp.	78,413	$15,881,769
		58,780,578
Health Care – Services — 5.2%
Elevance Health, Inc.	14,650	6,654,616
UnitedHealth Group, Inc.	43,932	22,187,417
		28,842,033
Household Products & Wares — 0.6%
Kimberly-Clark Corp.	30,200	3,398,708
Pharmaceuticals — 5.3%
AbbVie, Inc.	26,600	3,569,986
Becton Dickinson and Co.	21,100	4,701,713
CVS Health Corp.	27,600	2,632,212
Johnson & Johnson	86,806	14,180,628
Pfizer, Inc.	31,800	1,391,568
Sanofi ADR	74,100	2,817,282
		29,293,389
		189,802,293
Energy — 2.4%
Oil & Gas — 1.8%
EOG Resources, Inc.	18,600	2,078,178
TotalEnergies SE	138,800	6,533,305
TotalEnergies SE Sponsored ADR	37,900	1,763,108
		10,374,591
Pipelines — 0.6%
TC Energy Corp.	80,400	3,239,316
		13,613,907
Financial — 19.9%
Banks — 3.3%
Fifth Third Bancorp	75,100	2,400,196
The Goldman Sachs Group, Inc.	10,400	3,047,720
Huntington Bancshares, Inc.	247,600	3,263,368
State Street Corp.	33,000	2,006,730
Wells Fargo & Co.	190,000	7,641,800
		18,359,814
Diversified Financial Services — 5.5%
American Express Co.	93,372	12,596,817
Visa, Inc. Class A	101,856	18,094,718
		30,691,535
Insurance — 8.6%
American International Group, Inc.	101,000	4,795,480
Chubb Ltd.	120,000	21,825,600
Equitable Holdings, Inc.	109,800	2,893,230
Marsh & McLennan Cos., Inc.	121,758	18,177,252
		47,691,562
Real Estate Investment Trusts (REITS) — 2.5%
American Tower Corp.	33,223	7,132,978

The accompanying notes are an integral part of the financial statements.

MassMutual Equity Opportunities Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Equity Residential	57,900	$3,892,038
Weyerhaeuser Co.	102,400	2,924,544
		13,949,560
		110,692,471
Industrial — 12.4%
Aerospace & Defense — 4.9%
The Boeing Co. (a)	11,700	1,416,636
L3 Harris Technologies, Inc.	21,900	4,551,477
Lockheed Martin Corp.	10,551	4,075,746
Northrop Grumman Corp.	36,337	17,090,018
		27,133,877
Electronics — 3.3%
Honeywell International, Inc.	111,039	18,540,181
Miscellaneous - Manufacturing — 1.2%
General Electric Co.	107,200	6,636,752
Transportation — 3.0%
Union Pacific Corp.	59,482	11,588,283
United Parcel Service, Inc. Class B	30,700	4,959,278
		16,547,561
		68,858,371
Technology — 6.6%
Computers — 2.5%
Accenture PLC Class A	54,967	14,143,009
Semiconductors — 1.1%
QUALCOMM, Inc.	51,700	5,841,066
Software — 3.0%
Microsoft Corp.	71,129	16,565,944
		36,550,019
Utilities — 2.5%
Electric — 2.5%
Sempra Energy	43,800	6,567,372
The Southern Co.	107,200	7,289,600
		13,856,972

TOTAL COMMON STOCK (Cost $521,725,154)		543,236,666

PREFERRED STOCK — 0.8%
Consumer, Cyclical — 0.7%
Auto Manufacturers — 0.7%
Dr Ing hc F Porsche AG (a)	14,292	1,155,567
Volkswagen AG 6.014%	19,400	2,396,266
		3,551,833

	Number of Shares	Value
Consumer, Non-cyclical — 0.1%
Pharmaceuticals — 0.1%
Becton Dickinson and Co. Convertible 6.000%	14,700	$692,958

TOTAL PREFERRED STOCK (Cost $5,980,277)		4,244,791

TOTAL EQUITIES (Cost $527,705,431)		547,481,457

TOTAL LONG-TERM INVESTMENTS (Cost $527,705,431)		547,481,457

SHORT-TERM INVESTMENTS — 1.6%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund	158	158
	Principal Amount
Repurchase Agreement — 1.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (b)	$9,104,118	9,104,118

TOTAL SHORT-TERM INVESTMENTS (Cost $9,104,276)		9,104,276

TOTAL INVESTMENTS — 100.0% (Cost $536,809,707) (c)		556,585,733

Other Assets/(Liabilities) — 0.0%		253,025

NET ASSETS — 100.0%		$556,838,758

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $9,104,748. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 3/30/23, and an aggregate market value, including accrued interest, of $9,286,310.

(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Equity Opportunities Fund — Portfolio of Investments (Continued)

Country weightings, as a percentage of net assets, is as follows:

United States	83.2%
Ireland	8.1%
Switzerland	3.9%
France	2.0%
Germany	0.6%
Canada	0.6%
Total Long-Term Investments	98.4%
Short-Term Investments and Other Assets and Liabilities	1.6%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Fundamental Growth Fund — Portfolio of Investments
September 30, 2022

	Number of Shares	Value
EQUITIES — 98.9%
COMMON STOCK — 98.9%
Basic Materials — 0.6%
Chemicals — 0.6%
Celanese Corp.	1,790	$161,709
Communications — 10.2%
Internet — 8.7%
CDW Corp.	4,314	673,329
Etsy, Inc. (a)	5,620	562,731
Match Group, Inc. (a)	8,378	400,049
Palo Alto Networks, Inc. (a)	3,753	614,704
		2,250,813
Telecommunications — 1.5%
Ciena Corp. (a)	3,990	161,315
Nice Ltd. Sponsored ADR (a) (b)	1,270	239,065
		400,380
		2,651,193
Consumer, Cyclical — 16.5%
Apparel — 0.8%
Tapestry, Inc.	7,110	202,137
Auto Parts & Equipment — 0.5%
Aptiv PLC (a)	1,740	136,085
Distribution & Wholesale — 2.5%
Copart, Inc. (a)	2,530	269,192
WESCO International, Inc. (a)	3,250	387,985
		657,177
Entertainment — 1.5%
Live Nation Entertainment, Inc. (a)	2,910	221,276
Vail Resorts, Inc.	810	174,669
		395,945
Lodging — 3.3%
Hilton Worldwide Holdings, Inc.	7,150	862,433
Retail — 7.9%
Chipotle Mexican Grill, Inc. (a)	220	330,608
Freshpet, Inc. (a) (b)	7,591	380,233
Lululemon Athletica, Inc. (a)	2,643	738,877
Wingstop, Inc.	4,688	587,969
		2,037,687
		4,291,464
Consumer, Non-cyclical — 25.8%
Biotechnology — 2.4%
Sarepta Therapeutics, Inc. (a)	1,180	130,437
Seagen, Inc. (a)	3,535	483,694
		614,131
Commercial Services — 9.7%
CoStar Group, Inc. (a)	2,910	202,681

	Number of Shares	Value
FTI Consulting, Inc. (a)	850	$140,854
Gartner, Inc. (a)	3,439	951,537
Global Payments, Inc.	2,290	247,434
Shift4 Payments, Inc. Class A (a)	11,507	513,327
TransUnion	7,838	466,283
		2,522,116
Health Care – Products — 6.1%
Align Technology, Inc. (a)	1,575	326,198
Avantor, Inc. (a)	8,590	168,364
The Cooper Cos., Inc.	755	199,245
IDEXX Laboratories, Inc. (a)	773	251,843
Insulet Corp. (a)	750	172,050
Omnicell, Inc. (a)	5,214	453,775
		1,571,475
Health Care – Services — 5.1%
ICON PLC (a)	6,235	1,145,868
Quest Diagnostics, Inc.	1,550	190,170
		1,336,038
Pharmaceuticals — 2.5%
Ascendis Pharma A/S ADR (a)	2,780	287,063
DexCom, Inc. (a)	4,580	368,873
		655,936
		6,699,696
Energy — 2.1%
Oil & Gas — 1.5%
Devon Energy Corp.	6,560	394,453
Pipelines — 0.6%
Cheniere Energy, Inc.	828	137,373
		531,826
Financial — 9.4%
Banks — 0.8%
First Republic Bank	1,570	204,964
Diversified Financial Services — 3.8%
Hamilton Lane, Inc. Class A	9,076	541,020
LPL Financial Holdings, Inc.	1,280	279,655
Tradeweb Markets, Inc. Class A	3,050	172,081
		992,756
Insurance — 1.0%
Arthur J Gallagher & Co.	1,460	249,981
Private Equity — 2.1%
Ares Management Corp. Class A	8,800	545,160
Real Estate Investment Trusts (REITS) — 1.7%
Essex Property Trust, Inc.	1,190	288,254
Lamar Advertising Co. Class A	2,040	168,279
		456,533
		2,449,394

The accompanying notes are an integral part of the financial statements.

MassMutual Fundamental Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Industrial — 12.3%
Aerospace & Defense — 3.8%
Hexcel Corp.	9,324	$482,237
Teledyne Technologies, Inc. (a)	615	207,544
TransDigm Group, Inc.	564	295,999
		985,780
Electrical Components & Equipment — 0.9%
AMETEK, Inc.	2,050	232,490
Electronics — 2.8%
Agilent Technologies, Inc.	6,020	731,731
Environmental Controls — 0.8%
Waste Connections, Inc.	1,660	224,316
Machinery – Construction & Mining — 2.0%
BWX Technologies, Inc.	10,206	514,076
Machinery – Diversified — 2.0%
IDEX Corp.	1,150	229,828
Rockwell Automation, Inc.	1,355	291,474
		521,302
		3,209,695
Technology — 22.0%
Computers — 5.8%
Fortinet, Inc. (a)	8,700	427,431
Genpact Ltd.	3,630	158,885
NetApp, Inc.	3,450	213,383
Varonis Systems, Inc. (a)	16,737	443,865
Zscaler, Inc. (a)	1,640	269,567
		1,513,131
Semiconductors — 3.8%
Marvell Technology, Inc.	4,640	199,102
Microchip Technology, Inc.	4,320	263,650
ON Semiconductor Corp. (a)	4,474	278,864
Synaptics, Inc. (a)	2,575	254,951
		996,567
Software — 12.4%
Ceridian HCM Holding, Inc. (a)	15,292	854,517
Electronic Arts, Inc.	4,968	574,847
HubSpot, Inc. (a)	539	145,595
Lightspeed Commerce, Inc. (a) (b)	7,100	124,818
MongoDB, Inc. (a)	2,467	489,847
MSCI, Inc.	625	263,619
Splunk, Inc. (a)	130	9,776

	Number of Shares	Value
ZoomInfo Technologies, Inc. (a)	17,980	$749,047
		3,212,066
		5,721,764

TOTAL COMMON STOCK (Cost $31,181,141)		25,716,741

TOTAL EQUITIES (Cost $31,181,141)		25,716,741

MUTUAL FUNDS — 0.4%
Diversified Financial Services — 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio (c)	94,068	94,068

TOTAL MUTUAL FUNDS (Cost $94,068)		94,068

TOTAL LONG-TERM INVESTMENTS (Cost $31,275,209)		25,810,809
	Principal Amount
SHORT-TERM INVESTMENTS — 1.0%
Repurchase Agreement — 1.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (d)	$256,360	256,360

TOTAL SHORT-TERM INVESTMENTS (Cost $256,360)		256,360

TOTAL INVESTMENTS — 100.3% (Cost $31,531,569) (e)		26,067,169

Other Assets/(Liabilities) — (0.3)%		(65,528)

NET ASSETS — 100.0%		$26,001,641

Abbreviation Legend

ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

MassMutual Fundamental Growth Fund — Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2022, was $637,254 or 2.45% of net assets. The Fund received $559,462 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $256,377. Collateralized by U.S. Government Agency obligations with rates ranging from 0.000% - 3.500%, maturity dates ranging from 3/30/23 - 9/15/25, and an aggregate market value, including accrued interest, of $261,602.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Blue Chip Growth Fund — Portfolio of Investments
September 30, 2022

	Number of Shares	Value
EQUITIES — 99.5%
COMMON STOCK — 99.4%
Basic Materials — 0.5%
Chemicals — 0.5%
Linde PLC	24,403	$6,578,806
The Sherwin-Williams Co.	27,032	5,534,801
		12,113,607
Communications — 29.0%
Internet — 26.1%
Alibaba Group Holding Ltd. Sponsored ADR (a)	177,882	14,228,781
Alphabet, Inc. Class A (a)	716,367	68,520,503
Alphabet, Inc. Class C (a)	1,731,058	166,441,227
Amazon.com, Inc. (a)	1,983,827	224,172,452
Booking Holdings, Inc. (a)	4,633	7,612,992
DoorDash, Inc., Class A (a)	60,019	2,967,940
Meta Platforms, Inc. Class A (a)	659,173	89,436,593
Netflix, Inc. (a)	225,441	53,077,829
Opendoor Technologies, Inc. (a)	335,690	1,043,996
Sea Ltd. ADR (a) (b)	170,153	9,537,076
Shopify, Inc. Class A (a)	713,379	19,218,430
Spotify Technology SA (a)	21,355	1,842,936
Tencent Holdings Ltd.	142,100	4,799,001
		662,899,756
Media — 2.6%
FactSet Research Systems, Inc.	62,290	24,922,852
The Walt Disney Co. (a)	430,076	40,569,069
		65,491,921
Telecommunications — 0.3%
T-Mobile US, Inc. (a)	51,897	6,963,020
		735,354,697
Consumer, Cyclical — 9.4%
Apparel — 0.4%
NIKE, Inc. Class B	109,534	9,104,466
Auto Manufacturers — 4.6%
Tesla, Inc. (a)	436,616	115,812,394
Retail — 4.4%
Carvana Co. (a) (b)	125,871	2,555,181
Chipotle Mexican Grill, Inc. (a)	9,673	14,536,197
Dollar General Corp.	63,524	15,236,867
Lululemon Athletica, Inc. (a)	32,029	8,954,027
Ross Stores, Inc.	146,672	12,360,049
Starbucks Corp.	350,838	29,561,610
The TJX Cos., Inc.	52,257	3,246,205
Yum China Holdings, Inc.	179,829	8,511,307

	Number of Shares	Value
Yum! Brands, Inc.	164,896	$17,535,041
		112,496,484
		237,413,344
Consumer, Non-cyclical — 19.9%
Beverages — 1.9%
Monster Beverage Corp. (a)	548,311	47,681,125
Biotechnology — 4.2%
Illumina, Inc. (a)	125,001	23,848,941
Regeneron Pharmaceuticals, Inc. (a)	55,645	38,332,171
Vertex Pharmaceuticals, Inc. (a)	150,181	43,483,407
		105,664,519
Commercial Services — 2.4%
Adyen NV Sponsored ADR (a)	169,585	2,123,204
Affirm Holdings, Inc. (a) (b)	71,534	1,341,978
Ant International Co. Ltd., Class C (Acquired 6/07/18, Cost $3,358,253) (a) (c) (d) (e)	881,113	1,735,793
Block, Inc. (a)	311,892	17,150,941
Cintas Corp.	6,206	2,409,107
PayPal Holdings, Inc. (a)	284,139	24,455,844
S&P Global, Inc.	28,305	8,642,932
TransUnion	32,791	1,950,736
		59,810,535
Health Care – Products — 3.2%
Align Technology, Inc. (a)	8,665	1,794,608
Danaher Corp.	79,933	20,645,895
Intuitive Surgical, Inc. (a)	181,067	33,939,198
Stryker Corp.	60,068	12,166,173
Teleflex, Inc.	12,711	2,560,758
Thermo Fisher Scientific, Inc.	21,968	11,141,950
		82,248,582
Health Care – Services — 3.1%
Humana, Inc.	28,044	13,606,668
UnitedHealth Group, Inc.	128,093	64,692,089
		78,298,757
Pharmaceuticals — 5.1%
AstraZeneca PLC Sponsored ADR	80,602	4,420,214
Eli Lilly & Co.	96,547	31,218,472
Novartis AG Sponsored ADR	511,996	38,916,816
Novo Nordisk A/S Sponsored ADR	167,150	16,653,154
Roche Holding AG Sponsored ADR	745,332	30,275,386
Zoetis, Inc.	59,341	8,799,677
		130,283,719
		503,987,237
Financial — 8.1%
Banks — 0.6%
The Goldman Sachs Group, Inc.	55,917	16,386,477

The accompanying notes are an integral part of the financial statements.

MassMutual Blue Chip Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial Services — 7.0%
The Charles Schwab Corp.	141,292	$10,154,656
Mastercard, Inc. Class A	115,065	32,717,582
SEI Investments Co.	357,726	17,546,460
Visa, Inc. Class A (b)	654,135	116,207,083
		176,625,781
Insurance — 0.5%
Chubb Ltd.	32,613	5,931,653
Marsh & McLennan Cos., Inc.	45,611	6,809,266
		12,740,919
		205,753,177
Industrial — 4.1%
Aerospace & Defense — 2.1%
The Boeing Co. (a)	428,302	51,858,806
Electronics — 0.1%
TE Connectivity Ltd.	24,863	2,743,881
Machinery – Diversified — 0.9%
Deere & Co.	69,108	23,074,470
Miscellaneous - Manufacturing — 0.2%
General Electric Co.	68,443	4,237,306
Transportation — 0.8%
Expeditors International of Washington, Inc.	236,352	20,872,245
		102,786,708
Technology — 28.4%
Computers — 4.6%
Apple, Inc.	785,605	108,570,611
Crowdstrike Holdings, Inc. Class A (a)	18,935	3,120,677
Fortinet, Inc. (a)	68,516	3,366,191
		115,057,479
Semiconductors — 6.0%
Advanced Micro Devices, Inc. (a)	183,746	11,642,146
ASML Holding NV	29,294	12,167,263
Marvell Technology, Inc.	127,670	5,478,320
Monolithic Power Systems, Inc.	17,991	6,537,929
NVIDIA Corp.	659,620	80,071,272
QUALCOMM, Inc.	220,901	24,957,395
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	60,969	4,180,035
Texas Instruments, Inc.	51,657	7,995,470
		153,029,830
Software — 17.8%
Atlassian Corp. PLC Class A (a)	43,402	9,140,027
Autodesk, Inc. (a)	240,723	44,967,057
Bill.com Holdings, Inc. (a)	58,028	7,681,166

	Number of Shares	Value
Canva, Inc. (Acquired 8/16/21, Cost $2,302,739) (a) (c) (d) (e)	1,351	$1,290,137
Confluent, Inc. Class A (a)	80,739	1,919,166
Datadog, Inc. Class A (a)	35,989	3,195,104
Gusto, Inc. (Acquired 4/10/21, Cost $765,943) (a) (c) (d) (e)	26,606	500,991
HashiCorp, Inc. Class A (a)	18,050	581,030
Intuit, Inc.	61,910	23,978,981
Microsoft Corp.	813,256	189,407,324
MongoDB, Inc. (a)	31,130	6,181,173
MSCI, Inc.	5,732	2,417,700
Oracle Corp.	722,555	44,126,434
Paycom Software, Inc. (a)	5,292	1,746,307
Roper Technologies, Inc.	21,681	7,797,355
Salesforce, Inc. (a)	251,373	36,157,492
ServiceNow, Inc. (a)	80,757	30,494,651
Snowflake, Inc. Class A (a)	21,165	3,597,203
Synopsys, Inc. (a)	63,437	19,380,638
Veeva Systems, Inc. Class A (a)	23,522	3,878,307
Workday, Inc. Class A (a)	87,829	13,369,329
		451,807,572
		719,894,881

TOTAL COMMON STOCK (Cost $2,098,105,348)		2,517,303,651

PREFERRED STOCK — 0.1%
Technology — 0.1%
Software — 0.1%
Canva, Inc., Series A (Acquired 11/04/21-12/17/21, Cost $144,893) (a) (c) (d) (e)	85	81,171
Canva, Inc., Series A-3 (Acquired 11/04/21-12/17/21, Cost $17,043) (a) (c) (d) (e)	10	9,550
Databricks, Inc., Series G (Acquired 2/01/21, Cost $815,183) (a) (c) (d) (e)	13,788	762,384
Databricks, Inc., Series H (Acquired 8/31/21, Cost $2,202,319) (a) (c) (d) (e)	29,970	1,657,140
Gusto, Inc., Series E (Acquired 7/13/21, Cost $1,117,484) (a) (c) (d) (e)	36,765	692,285
		3,202,530

TOTAL PREFERRED STOCK (Cost $4,296,923)		3,202,530

TOTAL EQUITIES (Cost $2,102,402,271)		2,520,506,181

The accompanying notes are an integral part of the financial statements.

MassMutual Blue Chip Growth Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
BONDS & NOTES — 0.1%
CORPORATE DEBT — 0.1%
Retail — 0.1%
Carvana Co.
10.250% 5/01/30 (b) (f)	$3,685,000	$2,459,737

TOTAL CORPORATE DEBT (Cost $3,685,000)		2,459,737

TOTAL BONDS & NOTES (Cost $3,685,000)		2,459,737

MUTUAL FUNDS — 0.2%
Diversified Financial Services — 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio (g)	5,185,964	5,185,964

TOTAL MUTUAL FUNDS (Cost $5,185,964)		5,185,964

TOTAL LONG-TERM INVESTMENTS (Cost $2,111,273,235)		2,528,151,882
	Number of Shares
SHORT-TERM INVESTMENTS — 0.2%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund	101	101
	Principal Amount
Repurchase Agreement — 0.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (h)	5,924,441	5,924,441

TOTAL SHORT-TERM INVESTMENTS (Cost $5,924,542)		5,924,542

TOTAL INVESTMENTS — 100.0% (Cost $2,117,197,777) (i)		2,534,076,424

Other Assets/(Liabilities) — (0.0)%		(926,406)

NET ASSETS — 100.0%		$2,533,150,018

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2022, was $14,048,803 or 0.55% of net assets. The Fund received $9,181,968 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Investment is valued using significant unobservable inputs.
(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2022, these securities amounted to a value of $6,729,451 or 0.27% of net assets.

(e)

Restricted security. Certain securities are restricted as to resale. At September 30, 2022, these securities amounted to a value of $6,729,451 or 0.27% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(f)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $2,459,737 or 0.10% of net assets.

(g)	Represents investment of security lending cash collateral. (Note 2).
(h)

Maturity value of $5,924,851. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 3/30/23, and an aggregate market value, including accrued interest, of $6,043,096.

(i)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Opportunities Fund — Portfolio of Investments
September 30, 2022

	Number of Shares	Value
EQUITIES — 98.1%
COMMON STOCK — 98.1%
Communications — 26.0%
Internet — 23.8%
Airbnb, Inc. Class A (a)	44,318	$4,655,162
Amazon.com, Inc. (a)	184,739	20,875,507
DoorDash, Inc., Class A (a)	35,849	1,772,733
Match Group, Inc. (a)	115,167	5,499,224
Meta Platforms, Inc. Class A (a)	15,189	2,060,844
Netflix, Inc. (a)	18,889	4,447,226
Sea Ltd. ADR (a) (b)	80,321	4,501,992
Shopify, Inc. Class A (a)	98,848	2,662,965
Uber Technologies, Inc. (a)	349,047	9,249,745
		55,725,398
Media — 2.2%
Charter Communications, Inc. Class A (a)	17,042	5,169,691
		60,895,089
Consumer, Cyclical — 3.9%
Apparel — 1.6%
NIKE, Inc. Class B	43,547	3,619,627
Entertainment — 1.1%
Warner Music Group Corp. Class A	112,425	2,609,384
Retail — 1.2%
Floor & Decor Holdings, Inc. Class A (a)	40,035	2,812,859
		9,041,870
Consumer, Non-cyclical — 19.6%
Biotechnology — 1.2%
Sarepta Therapeutics, Inc. (a)	24,763	2,737,302
Commercial Services — 6.1%
Block, Inc. (a)	93,384	5,135,186
CoStar Group, Inc. (a)	81,120	5,650,008
S&P Global, Inc.	11,300	3,450,455
		14,235,649
Health Care – Products — 7.4%
10X Genomics, Inc. Class A (a)	34,900	993,952
Align Technology, Inc. (a)	19,278	3,992,667
Edwards Lifesciences Corp. (a)	108,310	8,949,655
Intuitive Surgical, Inc. (a)	18,043	3,381,980
		17,318,254
Health Care – Services — 1.8%
Catalent, Inc. (a)	59,195	4,283,350
Pharmaceuticals — 3.1%
DexCom, Inc. (a)	90,171	7,262,373
		45,836,928

	Number of Shares	Value
Financial — 11.9%
Diversified Financial Services — 10.7%
Mastercard, Inc. Class A	28,350	$8,061,039
Visa, Inc. Class A (b)	95,534	16,971,615
		25,032,654
Private Equity — 1.2%
KKR & Co., Inc.	66,621	2,864,703
		27,897,357
Industrial — 5.8%
Aerospace & Defense — 1.6%
The Boeing Co. (a)	31,770	3,846,712
Environmental Controls — 2.0%
Waste Management, Inc.	28,883	4,627,345
Transportation — 2.2%
Canadian Pacific Railway Ltd. (b)	75,604	5,044,299
		13,518,356
Technology — 30.9%
Semiconductors — 3.2%
Lam Research Corp.	8,522	3,119,052
NVIDIA Corp.	35,386	4,295,507
		7,414,559
Software — 27.7%
Atlassian Corp. PLC Class A (a)	30,371	6,395,829
Cloudflare, Inc. Class A (a)	69,290	3,832,430
Coupa Software, Inc. (a)	31,948	1,878,542
Datadog, Inc. Class A (a)	54,190	4,810,988
Gitlab, Inc. Class A (a) (b)	44,841	2,296,756
Intuit, Inc.	12,612	4,884,880
Microsoft Corp.	59,395	13,833,096
ServiceNow, Inc. (a)	34,527	13,037,740
Snowflake, Inc. Class A (a)	44,452	7,555,062
Twilio, Inc. Class A (a)	25,774	1,782,014
Veeva Systems, Inc. Class A (a)	26,944	4,442,527
		64,749,864
		72,164,423

TOTAL COMMON STOCK (Cost $274,336,749)		229,354,023

TOTAL EQUITIES (Cost $274,336,749)		229,354,023

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Opportunities Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 2.9%
Diversified Financial Services — 2.9%
State Street Navigator Securities Lending Government Money Market Portfolio (c)	6,702,873	$6,702,873

TOTAL MUTUAL FUNDS (Cost $6,702,873)		6,702,873

TOTAL LONG-TERM INVESTMENTS (Cost $281,039,622)		236,056,896
	Principal Amount
SHORT-TERM INVESTMENTS — 2.5%
Repurchase Agreement — 2.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (d)	$5,911,529	5,911,529

TOTAL SHORT-TERM INVESTMENTS (Cost $5,911,529)		5,911,529

TOTAL INVESTMENTS — 103.5% (Cost $286,951,151) (e)		241,968,425

Other Assets/(Liabilities) — (3.5)%		(8,145,877)

NET ASSETS — 100.0%		$233,822,548

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2022, was $12,422,337 or 5.31% of net assets. The Fund received $5,999,994 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $5,911,938. Collateralized by U.S. Government Agency obligations with rates ranging from 0.000% - 3.500%, maturity dates ranging from 3/30/23 - 9/15/25, and an aggregate market value, including accrued interest, of $6,029,807.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Value Fund — Portfolio of Investments
September 30, 2022

	Number of Shares	Value
EQUITIES — 96.9%
COMMON STOCK — 96.6%
Basic Materials — 3.4%
Chemicals — 2.5%
Akzo Nobel NV	5,854	$330,143
Axalta Coating Systems Ltd. (a)	14,673	309,013
Celanese Corp.	572	51,675
CF Industries Holdings, Inc.	151	14,534
Huntsman Corp.	1,047	25,693
LyondellBasell Industries NV Class A	7,600	572,128
The Mosaic Co.	8,300	401,139
Olin Corp.	19,163	821,709
		2,526,034
Forest Products & Paper — 0.2%
Mondi PLC	10,745	165,974
Iron & Steel — 0.7%
Cleveland-Cliffs, Inc. (a)	20,900	281,523
United States Steel Corp.	24,204	438,576
		720,099
		3,412,107
Communications — 7.2%
Advertising — 0.5%
The Interpublic Group of Cos., Inc.	18,167	465,075
Internet — 1.1%
F5, Inc. (a)	2,828	409,297
GoDaddy, Inc. Class A (a)	2,875	203,780
IAC, Inc. (a)	9,700	537,186
		1,150,263
Media — 4.9%
Altice USA, Inc. Class A (a)	39,300	229,119
DISH Network Corp. Class A (a)	38,400	531,072
Fox Corp. Class A	16,300	500,084
Fox Corp. Class B	18,609	530,356
Liberty Broadband Corp. Class C (a)	11,900	878,220
Liberty Global PLC Class A (a)	34,900	544,091
Liberty Media Corp-Liberty SiriusXM Class C (a)	19,800	746,658
News Corp. Class A	37,317	563,860
Warner Bros Discovery, Inc. (a)	34,927	401,661
		4,925,121
Telecommunications — 0.7%
Corning, Inc.	18,805	545,721
Juniper Networks, Inc.	5,391	140,813
		686,534
		7,226,993

	Number of Shares	Value
Consumer, Cyclical — 8.6%
Airlines — 1.1%
Alaska Air Group, Inc. (a)	672	$26,309
Southwest Airlines Co. (a)	18,305	564,526
United Airlines Holdings, Inc. (a)	15,520	504,865
		1,095,700
Apparel — 0.5%
PVH Corp.	2,653	118,854
Ralph Lauren Corp.	248	21,063
Tapestry, Inc.	13,342	379,313
		519,230
Auto Manufacturers — 1.1%
Cummins, Inc.	4,779	972,574
PACCAR, Inc.	1,936	162,024
		1,134,598
Auto Parts & Equipment — 0.8%
Aptiv PLC (a)	1,431	111,918
BorgWarner, Inc.	16,954	532,356
Cie Generale des Etablissements Michelin SCA	8,113	180,749
		825,023
Distribution & Wholesale — 0.7%
LKQ Corp.	15,400	726,110
Food Services — 0.3%
Sodexo SA	4,237	318,662
Home Builders — 0.0%
Toll Brothers, Inc.	345	14,490
Home Furnishing — 0.2%
Dolby Laboratories, Inc. Class A	2,380	155,057
Leisure Time — 0.1%
Polaris, Inc.	386	36,921
Lodging — 0.0%
Boyd Gaming Corp.	660	31,449
Retail — 3.8%
Advance Auto Parts, Inc.	3,695	577,676
Bath & Body Works, Inc.	12,076	393,678
Beacon Roofing Supply, Inc. (a)	2,091	114,420
Dick’s Sporting Goods, Inc. (b)	753	78,794
Dollar Tree, Inc. (a)	8,563	1,165,424
Macy’s, Inc.	14,624	229,158
MSC Industrial Direct Co., Inc. Class A	7,301	531,586
Ross Stores, Inc.	7,600	640,452
Williams-Sonoma, Inc.	1,226	144,484
		3,875,672
		8,732,912

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Consumer, Non-cyclical — 19.0%
Agriculture — 0.0%
Archer-Daniels-Midland Co.	205	$16,492
Beverages — 0.7%
Brown-Forman Corp. Class B	1,380	91,867
Molson Coors Beverage Co. Class B	13,500	647,865
		739,732
Biotechnology — 0.9%
Corteva, Inc.	11,697	668,483
Incyte Corp. (a)	1,815	120,952
United Therapeutics Corp. (a)	600	125,628
		915,063
Commercial Services — 1.3%
Euronet Worldwide, Inc. (a)	601	45,532
FleetCor Technologies, Inc. (a)	3,300	581,361
Gartner, Inc. (a)	77	21,305
Global Payments, Inc.	6,000	648,300
		1,296,498
Cosmetics & Personal Care — 0.0%
Coty, Inc. Class A (a)	1,719	10,864
Food — 3.9%
Campbell Soup Co.	3,008	141,737
Conagra Brands, Inc.	19,948	650,903
The J.M. Smucker Co.	3,822	525,181
Kellogg Co.	602	41,935
Koninklijke Ahold Delhaize NV	25,115	639,527
The Kraft Heinz Co.	12,000	400,200
The Kroger Co.	14,180	620,375
Orkla ASA	14,211	103,185
Post Holdings, Inc. (a)	10,100	827,291
		3,950,334
Health Care – Products — 3.9%
Baxter International, Inc.	3,825	206,015
Henry Schein, Inc. (a)	16,964	1,115,722
Hologic, Inc. (a)	12,247	790,176
Koninklijke Philips NV	33,100	509,409
Zimmer Biomet Holdings, Inc.	12,303	1,286,279
		3,907,601
Health Care – Services — 3.9%
Centene Corp. (a)	6,700	521,327
Encompass Health Corp.	532	24,062
HCA Healthcare, Inc.	193	35,472
IQVIA Holdings, Inc. (a)	78	14,129
Laboratory Corp. of America Holdings	5,864	1,201,006
Molina Healthcare, Inc. (a)	911	300,484
Quest Diagnostics, Inc.	10,135	1,243,463

	Number of Shares	Value
Universal Health Services, Inc. Class B	6,156	$542,836
		3,882,779
Household Products & Wares — 0.6%
Avery Dennison Corp.	204	33,191
Kimberly-Clark Corp.	4,822	542,668
		575,859
Pharmaceuticals — 3.8%
AmerisourceBergen Corp.	9,556	1,293,213
Becton Dickinson and Co.	865	192,748
Cardinal Health, Inc.	10,566	704,541
Dentsply Sirona, Inc.	8,092	229,408
Embecta Corp.	10,187	293,284
Jazz Pharmaceuticals PLC (a)	678	90,371
McKesson Corp.	51	17,333
Organon & Co.	14,500	339,300
Perrigo Co. PLC	19,100	681,106
Premier, Inc. Class A	625	21,213
		3,862,517
		19,157,739
Energy — 6.3%
Oil & Gas — 4.4%
APA Corp.	15,727	537,706
Chesapeake Energy Corp. (b)	4,600	433,366
Devon Energy Corp.	18,197	1,094,186
Diamondback Energy, Inc.	4,770	574,594
EQT Corp.	10,146	413,449
HF Sinclair Corp.	8,373	450,802
Marathon Oil Corp.	26,736	603,699
Phillips 66	2,183	176,212
Pioneer Natural Resources Co.	592	128,186
Range Resources Corp.	2,320	58,603
		4,470,803
Oil & Gas Services — 0.2%
Baker Hughes Co.	11,440	239,782
Pipelines — 1.7%
Enterprise Products Partners LP (c)	16,793	399,338
Kinder Morgan, Inc.	36,500	607,360
The Williams Cos., Inc.	24,400	698,572
		1,705,270
		6,415,855
Financial — 27.3%
Banks — 7.9%
The Bank of New York Mellon Corp.	23,313	898,017
Comerica, Inc.	6,723	478,005
Cullen/Frost Bankers, Inc.	309	40,856
East West Bancorp, Inc.	4,866	326,703

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
First Citizens BancShares, Inc. Class A	994	$792,645
First Hawaiian, Inc.	22,176	546,195
First Republic Bank	6,310	823,771
KeyCorp.	33,807	541,588
Northern Trust Corp.	17,022	1,456,402
Prosperity Bancshares, Inc.	6,991	466,160
Regions Financial Corp.	28,243	566,837
Truist Financial Corp.	13,429	584,699
Umpqua Holdings Corp.	1,148	19,619
US Bancorp	6,094	245,710
Westamerica Bancorp.	4,195	219,357
		8,006,564
Diversified Financial Services — 2.3%
Affiliated Managers Group, Inc.	1,872	209,383
Ally Financial, Inc.	15,800	439,714
Ameriprise Financial, Inc.	3,435	865,449
Evercore, Inc. Class A	201	16,532
Stifel Financial Corp.	3,858	200,269
T. Rowe Price Group, Inc.	5,506	578,185
		2,309,532
Insurance — 8.6%
Aflac, Inc.	6,315	354,903
Alleghany Corp. (a)	1,400	1,175,118
The Allstate Corp.	11,619	1,446,914
Arch Capital Group Ltd. (a)	15,800	719,532
Axis Capital Holdings Ltd.	409	20,102
Chubb Ltd.	962	174,969
Equitable Holdings, Inc.	20,472	539,437
Fidelity National Financial, Inc.	18,400	666,080
The Hanover Insurance Group, Inc.	2,496	319,838
The Hartford Financial Services Group, Inc.	9,847	609,923
Loews Corp.	7,400	368,816
Markel Corp. (a)	500	542,110
Old Republic International Corp.	18,000	376,740
Reinsurance Group of America, Inc.	7,446	936,781
Voya Financial, Inc.	516	31,218
Willis Towers Watson PLC	2,000	401,880
		8,684,361
Private Equity — 0.3%
The Carlyle Group, Inc.	11,190	289,150
Real Estate — 0.9%
CBRE Group, Inc. Class A (a)	7,972	538,190
Jones Lang LaSalle, Inc. (a)	2,671	403,508
		941,698
Real Estate Investment Trusts (REITS) — 7.1%
Annaly Capital Management, Inc.	26,250	450,450
Apartment Income REIT Corp.	7,784	300,618

	Number of Shares	Value
Camden Property Trust	3,994	$477,083
Duke Realty Corp.	5,546	267,317
Equinix, Inc.	809	460,192
Essex Property Trust, Inc.	1,724	417,605
First Industrial Realty Trust, Inc.	694	31,098
Gaming and Leisure Properties, Inc.	15,237	674,085
Healthcare Realty Trust, Inc.	6,337	132,126
Healthpeak Properties, Inc.	22,975	526,587
Host Hotels & Resorts, Inc.	30,657	486,833
JBG SMITH Properties	33,143	615,797
Mid-America Apartment Communities, Inc.	3,299	511,576
Public Storage	754	220,779
Realty Income Corp.	7,901	459,838
Regency Centers Corp.	8,218	442,539
SBA Communications Corp.	319	90,803
UDR, Inc.	6,018	251,011
VICI Properties, Inc.	3,792	113,191
Weyerhaeuser Co.	3,507	100,160
WP Carey, Inc.	2,681	187,134
		7,216,822
Savings & Loans — 0.2%
Capitol Federal Financial, Inc.	17,778	147,557
		27,595,684
Industrial — 12.7%
Building Materials — 1.7%
Builders FirstSource, Inc. (a)	5,500	324,060
Cie de Saint-Gobain	7,934	282,957
Louisiana-Pacific Corp.	7,263	371,793
Masco Corp.	9,409	439,306
Owens Corning	3,507	275,685
		1,693,801
Electrical Components & Equipment — 0.8%
Emerson Electric Co.	10,324	755,923
Electronics — 2.1%
Agilent Technologies, Inc.	165	20,056
Atkore, Inc. (a)	2,096	163,090
Flex Ltd. (a)	21,200	353,192
Hubbell, Inc.	365	81,395
nVent Electric PLC	24,017	759,177
TE Connectivity Ltd.	3,040	335,494
Vontier Corp.	27,302	456,217
		2,168,621
Engineering & Construction — 0.3%
Vinci SA	3,471	278,810
Environmental Controls — 0.2%
Republic Services, Inc.	1,346	183,110

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Tetra Tech, Inc.	166	$21,336
		204,446
Hand & Machine Tools — 0.1%
Stanley Black & Decker, Inc.	1,579	118,757
Machinery – Construction & Mining — 0.7%
Oshkosh Corp.	10,363	728,415
Machinery – Diversified — 0.4%
CNH Industrial NV	25,400	283,718
IMI PLC	13,525	167,801
		451,519
Miscellaneous - Manufacturing — 1.4%
A.O. Smith Corp.	6,160	299,253
Parker-Hannifin Corp.	2,332	565,067
Textron, Inc.	9,509	553,994
		1,418,314
Packaging & Containers — 2.5%
Amcor PLC	20,429	219,203
Berry Global Group, Inc. (a)	3,000	139,590
Graphic Packaging Holding Co.	27,500	542,850
Packaging Corp. of America	4,887	548,761
Sealed Air Corp.	10,464	465,753
Sonoco Products Co.	3,578	202,980
WestRock Co.	13,281	410,250
		2,529,387
Shipbuilding — 1.2%
Huntington Ingalls Industries, Inc.	5,317	1,177,715
Transportation — 1.3%
Expeditors International of Washington, Inc.	5,800	512,198
FedEx Corp.	2,200	326,634
Heartland Express, Inc.	16,793	240,308
Kirby Corp. (a)	318	19,325
Knight-Swift Transportation Holdings, Inc.	819	40,073
Ryder System, Inc.	1,979	149,395
		1,287,933
		12,813,641
Technology — 3.2%
Computers — 2.1%
Amdocs Ltd.	3,686	292,853
Dell Technologies, Inc.	2,542	86,860
DXC Technology Co. (a)	9,251	226,465
Fortinet, Inc. (a)	380	18,669
HP, Inc.	30,672	764,346
Lumentum Holdings, Inc. (a)	2,661	182,465
Western Digital Corp. (a)	17,100	556,605
		2,128,263

	Number of Shares	Value
Semiconductors — 0.2%
Applied Materials, Inc.	1,708	$139,937
Teradyne, Inc.	1,100	82,665
		222,602
Software — 0.9%
Cadence Design Systems, Inc. (a)	106	17,324
DocuSign, Inc. (a)	61	3,262
Dropbox, Inc. Class A (a)	736	15,250
Electronic Arts, Inc.	2,825	326,881
Manhattan Associates, Inc. (a)	229	30,464
Open Text Corp.	6,233	164,800
SS&C Technologies Holdings, Inc	3,500	167,125
Synopsys, Inc. (a)	448	136,868
Teradata Corp. (a)	409	12,703
		874,677
		3,225,542
Utilities — 8.9%
Electric — 7.1%
CenterPoint Energy, Inc.	16,900	476,242
Constellation Energy Corp.	2,519	209,556
DTE Energy Co.	4,649	534,867
Duke Energy Corp.	382	35,534
Edison International	19,279	1,090,806
Entergy Corp.	5,433	546,723
Evergy, Inc.	12,186	723,848
Eversource Energy	9,303	725,262
NorthWestern Corp.	10,222	503,740
OGE Energy Corp.	17,100	623,466
PG&E Corp. (a)	6,681	83,512
Pinnacle West Capital Corp.	6,400	412,864
Vistra Corp.	29,400	617,400
Xcel Energy, Inc.	9,680	619,520
		7,203,340
Gas — 1.8%
Atmos Energy Corp.	839	85,452
NiSource, Inc.	25,100	632,269
Spire, Inc.	9,894	616,693
UGI Corp.	15,700	507,581
		1,841,995
		9,045,335

TOTAL COMMON STOCK (Cost $112,052,258)		97,625,808

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
PREFERRED STOCK — 0.3%
Consumer, Non-cyclical — 0.3%
Household Products & Wares — 0.3%
Henkel AG & Co. KGaA	5,365	$320,678

TOTAL PREFERRED STOCK (Cost $347,763)		320,678

TOTAL EQUITIES (Cost $112,400,021)		97,946,486

MUTUAL FUNDS — 0.7%
Diversified Financial Services — 0.7%
iShares Russell Mid-Cap Value ETF	6,717	645,168
State Street Navigator Securities Lending Government Money Market Portfolio (d)	68,961	68,961
		714,129

TOTAL MUTUAL FUNDS (Cost $776,228)		714,129

TOTAL LONG-TERM INVESTMENTS (Cost $113,176,249)		98,660,615

Currency Legend

EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
USD	U.S. Dollar

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.7%
Repurchase Agreement — 2.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (e)	$2,750,893	$2,750,893
TOTAL SHORT-TERM INVESTMENTS (Cost $2,750,893)		2,750,893

TOTAL INVESTMENTS — 100.3% (Cost $115,927,142) (f)		101,411,508

Other Assets/(Liabilities) — (0.3)%		(350,453)

NET ASSETS — 100.0%		$101,061,055

Abbreviation Legend

ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2022, was $494,945 or 0.49% of net assets. The Fund received $436,212 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Security is a Master Limited Partnership
(d)	Represents investment of security lending cash collateral. (Note 2).
(e)

Maturity value of $2,751,083. Collateralized by U.S. Government Agency obligations with rates ranging from 0.000% - 3.500%, maturity dates ranging from 3/30/23 - 9/15/25, and an aggregate market value, including accrued interest, of $2,806,097.

(f)	See Note 6 for aggregate cost for federal tax purposes.

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.	12/30/22	GBP	8,137	USD	8,703	$395
Bank of America N.A.	12/30/22	USD	294,098	GBP	260,269	3,088
JP Morgan Chase Bank N.A.	12/30/22	EUR	71,062	USD	68,765	1,376
JP Morgan Chase Bank N.A.	12/30/22	USD	2,104,580	EUR	2,142,077	(9,726)
UBS AG	12/30/22	NOK	118,298	USD	11,066	(178)
UBS AG	12/30/22	USD	101,932	NOK	1,058,072	4,542
						$(503)

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund — Portfolio of Investments
September 30, 2022

	Number of Shares	Value
EQUITIES — 97.1%
COMMON STOCK — 97.1%
Basic Materials — 8.4%
Chemicals — 4.6%
Axalta Coating Systems Ltd. (a)	13,147	$276,876
Cabot Corp.	11,161	713,076
Element Solutions, Inc.	26,791	435,889
H.B. Fuller Co.	4,507	270,871
Mativ Holdings, Inc.	17,950	396,336
Orion Engineered Carbons SA	14,166	189,116
		2,282,164
Iron & Steel — 2.0%
ATI, Inc. (a)	36,949	983,213
Mining — 1.8%
Ferroglobe PLC (a)	49,318	260,399
Kaiser Aluminum Corp.	10,123	621,046
		881,445
		4,146,822
Communications — 3.8%
Internet — 1.8%
ePlus, Inc. (a)	6,397	265,731
Perficient, Inc. (a)	20	1,300
Shutterstock, Inc.	6,244	313,262
Ziff Davis, Inc. (a)	4,441	304,120
		884,413
Media — 0.5%
WideOpenWest, Inc. (a)	16,979	208,332
Telecommunications — 1.5%
Ciena Corp. (a)	9,344	377,778
Infinera Corp. (a) (b)	76,313	369,355
		747,133
		1,839,878
Consumer, Cyclical — 11.5%
Apparel — 1.6%
Deckers Outdoor Corp. (a)	1,228	383,885
Kontoor Brands, Inc.	11,260	378,449
		762,334
Auto Parts & Equipment — 5.2%
Adient PLC (a)	23,361	648,268
American Axle & Manufacturing Holdings, Inc. (a)	84,879	579,724
Gentherm, Inc. (a)	16,770	833,972
Visteon Corp. (a)	4,503	477,588
		2,539,552
Food Services — 0.9%
Aramark	14,871	463,975

	Number of Shares	Value
Home Builders — 1.2%
Century Communities, Inc.	6,502	$278,155
TRI Pointe Homes, Inc. (a)	19,888	300,508
		578,663
Lodging — 0.4%
Wyndham Hotels & Resorts, Inc.	3,146	193,007
Office Furnishings — 0.8%
Interface, Inc.	43,348	389,698
Retail — 0.6%
Five Below, Inc. (a)	2,160	297,367
Textiles — 0.8%
UniFirst Corp.	2,411	405,603
		5,630,199
Consumer, Non-cyclical — 14.5%
Agriculture — 1.9%
Darling Ingredients, Inc. (a)	14,016	927,159
Beverages — 0.4%
C&C Group PLC (a)	130,594	217,736
Commercial Services — 5.2%
BrightView Holdings, Inc. (a)	24,156	191,799
Huron Consulting Group, Inc. (a)	8,075	534,969
ICF International, Inc.	2,927	319,101
Monro, Inc.	9,074	394,356
Sterling Check Corp. (a) (b)	15,239	268,816
WillScot Mobile Mini Holdings Corp. (a)	20,246	816,521
		2,525,562
Food — 2.6%
Cranswick PLC	8,523	254,598
Post Holdings, Inc. (a)	2,862	234,427
SunOpta, Inc. (a)	53,471	486,586
United Natural Foods, Inc. (a)	8,590	295,238
		1,270,849
Health Care – Products — 2.4%
Azenta, Inc.	8,046	344,851
Haemonetics Corp. (a)	6,925	512,658
ICU Medical, Inc. (a)	2,271	342,013
		1,199,522
Health Care – Services — 0.6%
Syneos Health, Inc. (a)	6,395	301,524
Household Products & Wares — 0.8%
ACCO Brands Corp.	39,851	195,270
Spectrum Brands Holdings, Inc.	5,201	202,995
		398,265

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Pharmaceuticals — 0.6%
Owens & Minor, Inc.	11,810	$284,621
		7,125,238
Energy — 2.0%
Oil & Gas — 1.2%
Brigham Minerals, Inc. Class A	11,626	286,814
Chord Energy Corp.	2,342	320,315
		607,129
Oil & Gas Services — 0.8%
NOW, Inc. (a)	37,377	375,639
		982,768
Financial — 23.8%
Banks — 12.8%
Atlantic Union Bankshares Corp.	7,986	242,615
Cadence Bank	11,766	298,974
Eastern Bankshares, Inc.	17,866	350,888
First Citizens BancShares, Inc. Class A	622	496,001
First Interstate BancSystem, Inc. Class A	8,045	324,616
Hancock Whitney Corp.	8,641	395,844
International Bancshares Corp.	9,200	391,000
OFG Bancorp	34,003	854,495
Old National Bancorp	45,684	752,416
Synovus Financial Corp.	8,803	330,201
Texas Capital Bancshares, Inc. (a)	15,314	903,985
Umpqua Holdings Corp.	39,454	674,269
Webster Financial Corp.	6,384	288,557
		6,303,861
Diversified Financial Services — 0.7%
Air Lease Corp.	10,652	330,319
Insurance — 4.7%
Assured Guaranty Ltd.	5,579	270,302
Kemper Corp.	9,589	395,642
NMI Holdings, Inc. Class A (a)	19,767	402,654
ProAssurance Corp.	14,210	277,237
Reinsurance Group of America, Inc.	3,526	443,606
SiriusPoint Ltd. (a)	34,165	169,117
White Mountains Insurance Group Ltd.	286	372,664
		2,331,222
Real Estate — 0.5%
Alexander & Baldwin, Inc.	15,048	249,496
Real Estate Investment Trusts (REITS) — 4.3%
Brandywine Realty Trust	12,427	83,882
Centerspace	4,268	287,322
Global Medical REIT, Inc.	14,907	127,008
LXP Industrial Trust	22,179	203,159

	Number of Shares	Value
Pebblebrook Hotel Trust	19,323	$280,377
Phillips Edison & Co., Inc.	10,986	308,157
Piedmont Office Realty Trust, Inc. Class A	27,594	291,392
PotlatchDeltic Corp.	5,769	236,760
RPT Realty	36,728	277,664
		2,095,721
Savings & Loans — 0.8%
Banc of California, Inc.	24,609	393,006
		11,703,625
Industrial — 22.5%
Aerospace & Defense — 0.5%
Hexcel Corp.	5,285	273,340
Building Materials — 3.9%
American Woodmark Corp. (a)	5,513	241,800
Apogee Enterprises, Inc.	16,872	644,848
The AZEK Co., Inc (a)	7,436	123,586
Gibraltar Industries, Inc. (a)	16,352	669,287
Tyman PLC	98,564	215,976
		1,895,497
Electrical Components & Equipment — 1.0%
Belden, Inc.	7,979	478,900
Electronics — 3.5%
Coherent Corp. (a)	19,467	678,425
CTS Corp.	8,746	364,271
FARO Technologies, Inc. (a)	7,787	213,675
National Instruments Corp.	7,154	269,992
Vishay Precision Group, Inc. (a)	6,748	199,673
		1,726,036
Engineering & Construction — 0.1%
Primoris Services Corp.	1,934	31,428
Environmental Controls — 1.3%
Clean Harbors, Inc. (a)	3,174	349,077
Harsco Corp. (a)	72,160	269,878
		618,955
Hand & Machine Tools — 2.9%
Enerpac Tool Group Corp.	37,637	671,068
Kennametal, Inc.	24,659	507,482
Luxfer Holdings PLC	17,139	248,515
		1,427,065
Machinery – Diversified — 0.4%
Thermon Group Holdings, Inc. (a)	13,483	207,773
Metal Fabricate & Hardware — 0.6%
Standex International Corp.	3,893	317,863
Miscellaneous - Manufacturing — 1.3%
John Bean Technologies Corp.	2,881	247,766

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Materion Corp.	4,931	$394,480
		642,246
Packaging & Containers — 1.9%
Sealed Air Corp.	10,003	445,234
TriMas Corp.	19,587	491,046
		936,280
Transportation — 3.2%
Air Transport Services Group, Inc. (a)	32,446	781,624
Dorian LPG Ltd.	10,019	135,958
Kirby Corp. (a)	11,161	678,254
		1,595,836
Trucking & Leasing — 1.9%
GATX Corp.	3,571	304,071
The Greenbrier Cos., Inc.	25,178	611,070
		915,141
		11,066,360
Technology — 9.1%
Computers — 3.7%
Science Applications International Corp.	4,798	424,287
Super Micro Computer, Inc. (a)	17,391	957,722
WNS Holdings Ltd. ADR (a)	5,158	422,131
		1,804,140
Semiconductors — 3.0%
Cohu, Inc. (a)	19,986	515,239
Diodes, Inc. (a)	8,046	522,266
Photronics, Inc. (a)	28,812	421,231
		1,458,736
Software — 2.4%
ACI Worldwide, Inc. (a)	16,612	347,191
Concentrix Corp.	2,934	327,522
Digital Turbine, Inc. (a)	6,861	98,867
Progress Software Corp.	9,859	419,501
		1,193,081
		4,455,957
Utilities — 1.5%
Gas — 1.5%
New Jersey Resources Corp.	5,977	231,310
Spire, Inc.	2,796	174,275
UGI Corp.	9,747	315,120
		720,705

TOTAL COMMON STOCK (Cost $47,608,592)		47,671,552

TOTAL EQUITIES (Cost $47,608,592)		47,671,552

	Number of Shares	Value
MUTUAL FUNDS — 0.5%
Diversified Financial Services — 0.5%
State Street Navigator Securities Lending Government Money Market Portfolio (c)	246,505	$246,505

TOTAL MUTUAL FUNDS (Cost $246,505)		246,505

TOTAL LONG-TERM INVESTMENTS (Cost $47,855,097)		47,918,057
	Principal Amount
SHORT-TERM INVESTMENTS — 4.7%
Repurchase Agreement — 4.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (d)	$2,276,333	2,276,333

TOTAL SHORT-TERM INVESTMENTS (Cost $2,276,333)		2,276,333

TOTAL INVESTMENTS — 102.3% (Cost $50,131,430) (e)		50,194,390

Other Assets/(Liabilities) — (2.3)%		(1,105,874)

NET ASSETS — 100.0%		$49,088,516

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2022, was $504,280 or 1.03% of net assets. The Fund received $272,858 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $2,276,491. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 3/30/23, and an aggregate market value, including accrued interest, of $2,322,019.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Company Value Fund — Portfolio of Investments
September 30, 2022

	Number of Shares	Value
EQUITIES — 99.3%
COMMON STOCK — 99.3%
Basic Materials — 3.3%
Chemicals — 2.4%
AdvanSix, Inc.	41,060	$1,318,026
Element Solutions, Inc.	21,814	354,914
H.B. Fuller Co.	23,950	1,439,395
Innospec, Inc.	10,460	896,108
Minerals Technologies, Inc.	12,451	615,204
		4,623,647
Iron & Steel — 0.9%
ATI, Inc. (a)	66,736	1,775,845
		6,399,492
Communications — 2.2%
Advertising — 0.2%
Entravision Communications Corp. Class A	100,543	399,156
Internet — 0.9%
Criteo SA Sponsored ADR (a)	63,861	1,726,163
Solo Brands, Inc. Class A (a)	28,928	109,926
		1,836,089
Media — 0.1%
Townsquare Media, Inc. Class A (a)	11,915	86,503
Telecommunications — 1.0%
A10 Networks, Inc.	99,309	1,317,831
Casa Systems, Inc. (a)	203,780	637,831
		1,955,662
		4,277,410
Consumer, Cyclical — 17.2%
Airlines — 0.6%
Alaska Air Group, Inc. (a)	30,160	1,180,764
Apparel — 0.6%
Tapestry, Inc.	42,015	1,194,486
Auto Manufacturers — 1.2%
Blue Bird Corp. (a) (b)	81,556	680,993
REV Group, Inc.	149,770	1,651,963
		2,332,956
Auto Parts & Equipment — 2.3%
Dana, Inc.	102,086	1,166,843
The Goodyear Tire & Rubber Co. (a)	174,550	1,761,210
The Shyft Group, Inc.	77,098	1,575,112
		4,503,165
Distribution & Wholesale — 1.1%
A-Mark Precious Metals, Inc.	16,449	466,987
H&E Equipment Services, Inc.	44,448	1,259,656

	Number of Shares	Value
KAR Auction Services, Inc. (a)	37,063	$413,994
		2,140,637
Entertainment — 1.6%
Accel Entertainment, Inc. (a)	51,853	404,972
IMAX Corp. (a)	89,000	1,256,680
Penn Entertainment ,Inc. (a)	9,281	255,320
Six Flags Entertainment Corp. (a) (b)	66,710	1,180,767
		3,097,739
Home Builders — 2.3%
KB Home	56,280	1,458,778
Skyline Champion Corp. (a)	21,045	1,112,649
Taylor Morrison Home Corp. (a)	81,539	1,901,489
		4,472,916
Home Furnishing — 0.1%
MillerKnoll, Inc.	12,905	201,318
Vizio Holding Corp. Class A (a) (b)	13,267	115,954
		317,272
Leisure Time — 1.2%
Brunswick Corp.	17,118	1,120,373
Malibu Boats, Inc. Class A (a)	12,851	616,720
OneWater Marine, Inc. Class A (a)	17,981	541,408
		2,278,501
Lodging — 0.7%
Boyd Gaming Corp.	5,690	271,128
Hilton Grand Vacations, Inc. (a)	33,310	1,095,566
		1,366,694
Retail — 5.4%
Beacon Roofing Supply, Inc. (a)	18,090	989,885
Citi Trends, Inc. (a)	43,009	667,070
Dave & Buster’s Entertainment, Inc. (a)	15,340	476,000
Dine Brands Global, Inc.	24,190	1,537,516
Genesco, Inc. (a)	26,980	1,060,854
GMS, Inc. (a)	18,009	720,540
MarineMax, Inc. (a)	19,564	582,812
Papa John’s International, Inc.	19,220	1,345,592
Penske Automotive Group, Inc.	10,966	1,079,383
Red Robin Gourmet Burgers, Inc. (a)	23,754	159,864
RH (a)	1,401	344,744
Sally Beauty Holdings, Inc. (a)	134,460	1,694,196
		10,658,456
Textiles — 0.1%
UniFirst Corp.	685	115,238
		33,658,824

The accompanying notes are an integral part of the financial statements.

MassMutual Small Company Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Consumer, Non-cyclical — 11.6%
Commercial Services — 5.2%
Adtalem Global Education, Inc. (a)	48,619	$1,772,163
AMN Healthcare Services, Inc. (a)	2,627	278,357
Barrett Business Services, Inc.	4,781	372,918
The Brink’s Co.	23,923	1,158,830
Deluxe Corp.	29,106	484,615
Euronet Worldwide, Inc. (a)	4,079	309,025
EVERTEC, Inc.	42,525	1,333,159
Herc Holdings, Inc.	18,054	1,875,449
Korn Ferry	43,753	2,054,203
Loomis AB	19,207	471,324
		10,110,043
Cosmetics & Personal Care — 0.6%
Edgewell Personal Care Co.	31,718	1,186,253
Food — 1.4%
The Hain Celestial Group, Inc. (a)	80,584	1,360,258
Nomad Foods Ltd. (a)	104,388	1,482,310
		2,842,568
Health Care – Products — 1.2%
Integra LifeSciences Holdings Corp. (a)	35,660	1,510,558
Patterson Cos., Inc.	28,072	674,289
Zimvie, Inc. (a)	9,842	97,141
		2,281,988
Health Care – Services — 2.5%
Acadia Healthcare Co., Inc. (a)	27,220	2,128,059
National HealthCare Corp.	576	36,484
Pediatrix Medical Group, Inc. (a)	94,880	1,566,469
Syneos Health, Inc. (a)	25,460	1,200,439
		4,931,451
Household Products & Wares — 0.5%
Spectrum Brands Holdings, Inc.	24,977	974,852
Pharmaceuticals — 0.2%
Embecta Corp.	15,817	455,371
		22,782,526
Energy — 3.7%
Energy – Alternate Sources — 0.2%
Enviva, Inc.	7,804	468,708
Oil & Gas — 3.0%
Earthstone Energy, Inc. Class A (a) (b)	12,162	149,836
Helmerich & Payne, Inc.	48,800	1,804,136
HF Sinclair Corp.	35,240	1,897,322
Magnolia Oil & Gas Corp. Class A	97,320	1,927,909
		5,779,203
Oil & Gas Services — 0.5%
ChampionX Corp.	50,659	991,396

	Number of Shares	Value
NCS Multistage Holdings, Inc. (a)	897	$19,510
		1,010,906
		7,258,817
Financial — 36.9%
Banks — 21.3%
1st Source Corp.	31,748	1,469,932
Ameris Bancorp	21,164	946,242
Associated Banc-Corp.	103,929	2,086,894
Bank of Marin Bancorp	28,346	848,963
BankUnited, Inc.	86,767	2,964,828
Carter Bankshares, Inc. (a)	66,675	1,073,468
ConnectOne Bancorp, Inc.	14,238	328,328
F.N.B. Corp.	113,316	1,314,466
First BanCorp	272,540	3,728,347
First Hawaiian, Inc.	3,844	94,678
First Interstate BancSystem, Inc. Class A	10,886	439,250
First Merchants Corp.	6,492	251,111
First Mid Bancshares, Inc.	4,018	128,455
HarborOne Bancorp, Inc.	125,437	1,683,365
Heritage Financial Corp.	78,132	2,068,154
Home BancShares, Inc.	46,070	1,037,036
Independent Bank Corp.	1,680	125,210
Independent Bank Group, Inc.	35,592	2,184,993
Old National Bancorp	86,890	1,431,078
Origin Bancorp, Inc.	8,957	344,576
PacWest Bancorp	9,714	219,536
Premier Financial Corp.	65,598	1,685,869
QCR Holdings, Inc.	5,227	266,263
Sandy Spring Bancorp, Inc.	36,129	1,273,909
SouthState Corp.	17,300	1,368,776
Synovus Financial Corp.	45,377	1,702,091
Texas Capital Bancshares, Inc. (a)	38,700	2,284,461
Towne Bank	12,529	336,153
TriCo Bancshares	42,678	1,905,573
UMB Financial Corp.	15,201	1,281,292
Umpqua Holdings Corp.	76,284	1,303,694
Valley National Bancorp	95,849	1,035,169
Veritex Holdings, Inc.	24,711	657,066
Webster Financial Corp.	40,202	1,817,130
		41,686,356
Diversified Financial Services — 1.4%
Enact Holdings, Inc.	4,304	95,420
Moelis & Co. Class A	45,851	1,550,222
Stifel Financial Corp.	19,945	1,035,345
		2,680,987
Insurance — 2.8%
Axis Capital Holdings Ltd.	21,104	1,037,261

The accompanying notes are an integral part of the financial statements.

MassMutual Small Company Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
The Hanover Insurance Group, Inc.	14,370	$1,841,372
ProAssurance Corp.	14,631	285,451
Selective Insurance Group, Inc.	27,762	2,259,827
		5,423,911
Investment Companies — 0.5%
Compass Diversified Holdings (b)	60,272	1,088,512
Private Equity — 0.1%
Patria Investments Ltd. Class A	14,892	194,341
Real Estate Investment Trusts (REITS) — 7.1%
Broadstone Net Lease, Inc. (b)	99,420	1,543,993
CareTrust REIT, Inc.	24,056	435,654
Cousins Properties, Inc.	49,979	1,167,010
Easterly Government Properties, Inc.	14,287	225,306
Four Corners Property Trust, Inc.	22,365	541,009
Getty Realty Corp.	10,417	280,113
Highwoods Properties, Inc.	8,706	234,714
Independence Realty Trust, Inc.	111,740	1,869,410
Kite Realty Group Trust	27,803	478,768
National Health Investors, Inc.	7,631	431,380
National Storage Affiliates Trust	30,354	1,262,119
NETSTREIT Corp. (b)	86,362	1,538,107
Physicians Realty Trust	136,124	2,047,305
Sabra Health Care REIT, Inc.	15,326	201,077
STAG Industrial, Inc.	49,348	1,402,964
Summit Hotel Properties, Inc.	34,808	233,910
		13,892,839
Savings & Loans — 3.7%
Berkshire Hills Bancorp, Inc.	75,280	2,055,144
Pacific Premier Bancorp, Inc.	92,162	2,853,336
Provident Financial Services, Inc.	15,803	308,158
WSFS Financial Corp.	43,836	2,036,621
		7,253,259
		72,220,205
Industrial — 16.2%
Aerospace & Defense — 0.4%
Spirit AeroSystems Holdings, Inc. Class A	35,840	785,613
Building Materials — 1.4%
Hayward Holdings, Inc. (a)	38,530	341,761
Masonite International Corp. (a)	19,907	1,419,170
Mohawk Industries, Inc. (a)	3,939	359,198
Tecnoglass, Inc.	28,276	593,513
		2,713,642
Electrical Components & Equipment — 1.2%
Belden, Inc.	38,409	2,305,308
Graham Corp.	10,385	91,284
		2,396,592

	Number of Shares	Value
Electronics — 2.7%
Advanced Energy Industries, Inc.	3,235	$250,421
Avnet, Inc.	32,453	1,172,202
Coherent Corp. (a)	39,641	1,381,489
RADA Electronic Industries Ltd. (a)	7,692	74,074
TTM Technologies, Inc. (a)	149,540	1,970,937
Vontier Corp.	28,198	471,189
		5,320,312
Engineering & Construction — 2.8%
Arcosa, Inc.	34,760	1,987,577
Dycom Industries, Inc. (a)	20,143	1,924,261
Fluor Corp. (a)	23,880	594,373
Great Lakes Dredge & Dock Corp. (a)	139,940	1,060,745
		5,566,956
Environmental Controls — 0.1%
CECO Environmental Corp. (a)	17,463	154,547
Charah Solutions, Inc. (a) (b)	29,837	54,602
		209,149
Hand & Machine Tools — 0.1%
Luxfer Holdings PLC	10,396	150,742
Machinery – Construction & Mining — 0.7%
Terex Corp.	45,649	1,357,601
Machinery – Diversified — 2.4%
Cactus, Inc. Class A	32,650	1,254,740
DXP Enterprises, Inc. (a)	11,209	265,429
Enovis Corp. (a)	14,528	669,305
Esab Corp.	10,923	364,391
Gates Industrial Corp. PLC (a)	72,474	707,346
Ichor Holdings Ltd. (a)	58,200	1,409,022
		4,670,233
Metal Fabricate & Hardware — 0.9%
Hillman Solutions Corp. (a)	26,839	202,366
The Timken Co.	25,178	1,486,509
		1,688,875
Miscellaneous - Manufacturing — 0.0%
DIRTT Environmental Solutions (a)	61,401	26,403
Packaging & Containers — 1.1%
Graphic Packaging Holding Co.	55,539	1,096,340
Karat Packaging, Inc. (a)	5,242	83,820
O-I Glass, Inc. (a)	40,691	526,948
Pactiv Evergreen, Inc.	60,333	526,707
		2,233,815
Transportation — 2.4%
ArcBest Corp.	30,780	2,238,630
Kirby Corp. (a)	18,820	1,143,691

The accompanying notes are an integral part of the financial statements.

MassMutual Small Company Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Star Bulk Carriers Corp.	76,510	$1,337,395
		4,719,716
		31,839,649
Technology — 5.9%
Computers — 0.3%
Unisys Corp. (a)	80,062	604,468
Semiconductors — 1.8%
Cohu, Inc. (a)	21,603	556,926
Kulicke & Soffa Industries, Inc.	48,172	1,856,067
Magnachip Semiconductor Corp. (a)	107,980	1,105,715
		3,518,708
Software — 3.8%
ACI Worldwide, Inc. (a)	59,970	1,253,373
Change Healthcare, Inc. (a)	85,640	2,354,244
CommVault Systems, Inc. (a)	23,197	1,230,369
Digital Turbine, Inc. (a)	16,064	231,482
Donnelley Financial Solutions, Inc. (a)	19,314	714,038
IBEX Holdings Ltd. (a)	10,326	191,754
Teradata Corp. (a)	44,637	1,386,425
		7,361,685
		11,484,861
Utilities — 2.3%
Electric — 1.4%
ALLETE, Inc.	4,748	237,637
IDACORP, Inc.	22,120	2,190,101
PNM Resources, Inc.	5,924	270,905
		2,698,643
Gas — 0.9%
Northwest Natural Holding Co.	3,063	132,873
Southwest Gas Holdings, Inc.	23,961	1,671,280
		1,804,153
		4,502,796

TOTAL COMMON STOCK (Cost $219,991,062)		194,424,580

TOTAL EQUITIES (Cost $219,991,062)		194,424,580

	Number of Shares	Value
MUTUAL FUNDS — 1.6%
Diversified Financial Services — 1.6%
State Street Navigator Securities Lending Government Money Market Portfolio (c)	3,166,453	$3,166,453

TOTAL MUTUAL FUNDS (Cost $3,166,453)		3,166,453

TOTAL LONG-TERM INVESTMENTS (Cost $223,157,515)		197,591,033
	Principal Amount
SHORT-TERM INVESTMENTS — 0.8%
Repurchase Agreement — 0.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (d)	$1,594,316	1,594,316

TOTAL SHORT-TERM INVESTMENTS (Cost $1,594,316)		1,594,316

TOTAL INVESTMENTS — 101.7% (Cost $224,751,831) (e)		199,185,349

Other Assets/(Liabilities) — (1.7)%		(3,300,238)

NET ASSETS — 100.0%		$195,885,111

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2022, was $5,492,315 or 2.80% of net assets. The Fund received $2,469,247 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $1,594,427. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 9/15/25, and an aggregate market value, including accrued interest, of $1,626,300.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Company Value Fund — Portfolio of Investments (Continued)

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
UBS AG	12/30/22	SEK	124,077	USD	11,106	$141
UBS AG	12/30/22	USD	404,183	SEK	4,554,940	(8,696)
						$(8,555)

Currency Legend

SEK	Swedish Krona
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Fund — Portfolio of Investments
September 30, 2022

	Number of Shares	Value
EQUITIES — 96.5%
COMMON STOCK — 95.9%
Basic Materials — 0.8%
Chemicals — 0.8%
RPM International, Inc.	371,000	$30,908,010
The Sherwin-Williams Co.	54,305	11,118,949
		42,026,959
		42,026,959
Communications — 4.5%
Advertising — 1.2%
The Trade Desk, Inc. Class A (a)	1,018,069	60,829,623
Internet — 1.8%
Chewy, Inc. Class A (a) (b)	183,563	5,639,055
Lyft, Inc. Class A (a)	342,525	4,511,054
Match Group, Inc. (a)	225,000	10,743,750
Okta, Inc. (a)	132,869	7,556,260
Palo Alto Networks, Inc. (a)	245,967	40,286,935
Roku, Inc. (a) (b)	99,692	5,622,629
Spotify Technology SA (a)	200,000	17,260,000
		91,619,683
Media — 0.8%
Liberty Media Corp-Liberty Formula One Class C (a)	644,000	37,674,000
Telecommunications — 0.7%
Arista Networks, Inc. (a)	154,342	17,423,669
Corning, Inc.	665,000	19,298,300
		36,721,969
		226,845,275
Consumer, Cyclical — 15.4%
Airlines — 0.8%
Azul SA ADR (a) (b)	250,624	2,040,079
Southwest Airlines Co. (a)	1,258,000	38,796,720
		40,836,799
Apparel — 0.2%
Deckers Outdoor Corp. (a)	37,000	11,566,570
On Holding AG, Class A (a)	105,000	1,685,250
		13,251,820
Auto Manufacturers — 0.3%
Rivian Automotive, Inc. Class A (a) (b)	453,462	14,923,434
Auto Parts & Equipment — 0.0%
BorgWarner, Inc.	6,769	212,547
Entertainment — 1.5%
Caesars Entertainment, Inc. (a)	600,481	19,371,517
DraftKings, Inc. Class A (a)	602,000	9,114,280
Live Nation Entertainment, Inc. (a)	303,063	23,044,911

	Number of Shares	Value
Vail Resorts, Inc.	112,000	$24,151,680
		75,682,388
Leisure Time — 0.4%
Planet Fitness, Inc. Class A (a)	332,039	19,145,369
Lodging — 2.0%
Hilton Worldwide Holdings, Inc.	502,000	60,551,240
MGM Resorts International	1,360,000	40,419,200
		100,970,440
Retail — 9.3%
Advance Auto Parts, Inc.	84,183	13,161,170
Bath & Body Works, Inc.	599,000	19,527,400
Burlington Stores, Inc. (a)	448,204	50,149,546
Carvana Co. (a) (b)	40,237	816,811
Casey’s General Stores, Inc.	225,000	45,567,000
Chipotle Mexican Grill, Inc. (a)	44,780	67,293,593
Darden Restaurants, Inc.	83,510	10,548,983
Dollar General Corp.	312,816	75,032,046
Dollar Tree, Inc. (a)	299,000	40,693,900
Domino’s Pizza, Inc.	90,000	27,918,000
Five Below, Inc. (a)	150,000	20,650,500
Floor & Decor Holdings, Inc. Class A (a)	78,600	5,522,436
Leslie’s, Inc. (a) (b)	808,675	11,895,609
Lululemon Athletica, Inc. (a)	29,000	8,107,240
O’Reilly Automotive, Inc. (a)	72,212	50,790,310
Ross Stores, Inc.	329,397	27,758,285
Warby Parker, Inc. Class A (a)	150,000	2,001,000
Yum! Brands, Inc.	19,000	2,020,460
		479,454,289
Toys, Games & Hobbies — 0.9%
Mattel, Inc. (a)	2,362,376	44,743,401
		789,220,487
Consumer, Non-cyclical — 29.9%
Beverages — 0.4%
The Boston Beer Co., Inc. Class A (a)	60,000	19,419,000
Biotechnology — 3.7%
Alnylam Pharmaceuticals, Inc. (a)	237,000	47,437,920
Apellis Pharmaceuticals, Inc. (a)	127,000	8,674,100
Argenx SE ADR (a)	97,000	34,245,850
BioMarin Pharmaceutical, Inc. (a)	88,633	7,513,419
CRISPR Therapeutics AG (a) (b)	90,152	5,891,433
Exelixis, Inc. (a)	352,000	5,519,360
Horizon Therapeutics PLC (a)	148,950	9,218,516
Illumina, Inc. (a)	17,020	3,247,246
Ionis Pharmaceuticals, Inc. (a)	629,000	27,820,670
Karuna Therapeutics, Inc. (a)	20,809	4,680,568
Moderna, Inc. (a)	43,077	5,093,855
Sarepta Therapeutics, Inc. (a)	76,842	8,494,115

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Seagen, Inc. (a)	120,000	$16,419,600
Ultragenyx Pharmaceutical, Inc. (a)	101,000	4,182,410
		188,439,062
Commercial Services — 8.4%
Block, Inc. (a)	191,326	10,521,017
Bright Horizons Family Solutions, Inc. (a)	428,464	24,700,950
Cintas Corp.	77,038	29,905,381
Clarivate PLC (a)	1,499,000	14,075,610
CoStar Group, Inc. (a)	607,000	42,277,550
Dlocal Ltd. (a) (b)	466,908	9,580,952
Equifax, Inc.	288,263	49,416,926
FleetCor Technologies, Inc. (a)	262,000	46,156,540
Global Payments, Inc.	163,619	17,679,033
MarketAxess Holdings, Inc.	150,000	33,373,500
Moody’s Corp.	26,854	6,528,476
Multiplan Corp. (a) (b)	2,475,000	7,078,500
Paylocity Holding Corp. (a)	117,000	28,264,860
Quanta Services, Inc.	146,648	18,681,489
TransUnion	683,609	40,667,899
United Rentals, Inc. (a)	60,000	16,207,200
Verisk Analytics, Inc.	210,000	35,811,300
		430,927,183
Cosmetics & Personal Care — 0.0%
Olaplex Holdings, Inc. (a) (b)	122,982	1,174,478
Food — 0.4%
TreeHouse Foods, Inc. (a)	424,000	17,986,080
Health Care – Products — 10.6%
Alcon, Inc.	660,367	38,420,152
Align Technology, Inc. (a)	32,357	6,701,458
Avantor, Inc. (a)	2,472,000	48,451,200
Bruker Corp.	1,030,000	54,651,800
The Cooper Cos., Inc.	178,000	46,974,200
Edwards Lifesciences Corp. (a)	66,387	5,485,558
Exact Sciences Corp. (a)	325,377	10,571,499
Hologic, Inc. (a)	1,952,600	125,981,752
ICU Medical, Inc. (a)	132,000	19,879,200
IDEXX Laboratories, Inc. (a)	35,938	11,708,600
Inspire Medical Systems, Inc. (a)	37,329	6,621,045
Insulet Corp. (a)	61,826	14,182,885
Novocure Ltd. (a) (b)	72,685	5,522,606
Quidelortho Corp. (a)	334,000	23,874,320
ResMed, Inc.	20,610	4,499,163
Teleflex, Inc.	442,220	89,089,641
West Pharmaceutical Services, Inc.	120,000	29,529,600
		542,144,679
Health Care – Services — 4.3%
Acadia Healthcare Co., Inc. (a)	724,000	56,602,320

	Number of Shares	Value
agilon health, Inc. (a)	195,000	$4,566,900
Amedisys, Inc. (a)	114,612	11,093,295
Catalent, Inc. (a)	794,000	57,453,840
Humana, Inc.	47,919	23,249,820
Molina Healthcare, Inc. (a)	131,432	43,351,531
Signify Health, Inc. Class A (a)	885,357	25,808,157
		222,125,863
Household Products & Wares — 1.2%
Avery Dennison Corp.	281,000	45,718,700
Reynolds Consumer Products, Inc. (b)	615,000	15,996,150
		61,714,850
Pharmaceuticals — 0.9%
Alkermes PLC (a)	336,000	7,502,880
Ascendis Pharma A/S ADR (a) (b)	35,000	3,614,100
Dentsply Sirona, Inc.	300,000	8,505,000
DexCom, Inc. (a)	182,960	14,735,598
Neurocrine Biosciences, Inc. (a)	75,000	7,965,750
Perrigo Co. PLC	131,000	4,671,460
		46,994,788
		1,530,925,983
Energy — 3.2%
Energy – Alternate Sources — 0.2%
Shoals Technologies Group, Inc. Class A (a)	376,000	8,102,800
Oil & Gas — 2.3%
Coterra Energy, Inc.	2,346,452	61,289,325
Pioneer Natural Resources Co.	112,000	24,251,360
SM Energy Co.	288,939	10,866,996
Venture Global LNG, Inc., Series B (Acquired 3/08/18, Cost $652,320) (a) (c) (d) (e)	216	3,195,772
Venture Global LNG, Inc., Series C (Acquired 10/16/17-3/08/18, Cost $4,872,708) (a) (c) (d) (e)	1,328	19,648,079
		119,251,532
Pipelines — 0.7%
Cheniere Energy, Inc.	222,000	36,832,020
		164,186,352
Financial — 6.2%
Banks — 0.4%
SVB Financial Group (a)	57,825	19,416,478
Diversified Financial Services — 2.1%
Apollo Global Management, Inc.	205,570	9,559,005
Cboe Global Markets, Inc.	180,000	21,126,600
Intercontinental Exchange, Inc.	19,000	1,716,650
LPL Financial Holdings, Inc.	140,196	30,630,022
Raymond James Financial, Inc.	151,000	14,921,820

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Tradeweb Markets, Inc. Class A	548,000	$30,918,160
		108,872,257
Insurance — 2.4%
Aon PLC Class A	163,564	43,813,889
Assurant, Inc.	315,000	45,760,050
Axis Capital Holdings Ltd.	531,000	26,098,650
Kemper Corp.	190,000	7,839,400
		123,511,989
Private Equity — 1.3%
KKR & Co., Inc.	1,537,733	66,122,519
		317,923,243
Industrial — 16.6%
Building Materials — 1.1%
Builders FirstSource, Inc. (a)	240,134	14,148,695
Martin Marietta Materials, Inc.	131,000	42,193,790
		56,342,485
Electrical Components & Equipment — 0.1%
Littelfuse, Inc.	32,000	6,358,080
Electronics — 5.6%
Agilent Technologies, Inc.	886,444	107,747,268
Amphenol Corp. Class A	536,028	35,892,435
Coherent Corp. (a)	107,435	3,744,110
Fortive Corp.	908,000	52,936,400
Keysight Technologies, Inc. (a)	385,000	60,583,600
National Instruments Corp.	667,000	25,172,580
		286,076,393
Engineering & Construction — 0.3%
MasTec, Inc. (a)	199,857	12,690,919
Environmental Controls — 0.8%
Waste Connections, Inc.	319,082	43,117,551
Machinery – Construction & Mining — 0.3%
BWX Technologies, Inc.	299,000	15,060,630
Machinery – Diversified — 3.3%
Cognex Corp.	375,000	15,543,750
Enovis Corp. (a)	438,000	20,178,660
Esab Corp.	449,000	14,978,640
IDEX Corp.	148,000	29,577,800
Ingersoll Rand, Inc.	2,039,000	88,207,140
		168,485,990
Miscellaneous - Manufacturing — 1.8%
Textron, Inc.	1,612,000	93,915,120
Packaging & Containers — 1.8%
Ball Corp.	1,123,000	54,263,360
Sealed Air Corp.	804,000	35,786,040
		90,049,400

	Number of Shares	Value
Transportation — 1.5%
J.B. Hunt Transport Services, Inc.	401,000	$62,724,420
Knight-Swift Transportation Holdings, Inc.	226,248	11,070,315
XPO Logistics, Inc. (a)	118,054	5,255,764
		79,050,499
		851,147,067
Technology — 19.3%
Computers — 3.3%
Crowdstrike Holdings, Inc. Class A (a)	170,000	28,017,700
EPAM Systems, Inc. (a)	80,742	29,243,945
Fortinet, Inc. (a)	1,188,000	58,366,440
Genpact Ltd.	428,885	18,772,296
KBR, Inc.	486,868	21,042,435
Leidos Holdings, Inc.	163,000	14,257,610
Thoughtworks Holding, Inc. (a)	77,269	810,552
		170,510,978
Semiconductors — 7.0%
KLA Corp.	247,219	74,815,886
Lam Research Corp.	10,574	3,870,084
Lattice Semiconductor Corp. (a)	390,000	19,191,900
Marvell Technology, Inc.	2,045,064	87,753,696
Microchip Technology, Inc.	2,000,184	122,071,229
Monolithic Power Systems, Inc.	24,184	8,788,466
SiTime Corp. (a)	47,342	3,727,236
Wolfspeed, Inc. (a)	341,827	35,331,239
		355,549,736
Software — 9.0%
Atlassian Corp. PLC Class A (a)	200,442	42,211,081
Autodesk, Inc. (a)	37,023	6,915,896
Bill.com Holdings, Inc. (a)	175,992	23,296,061
Black Knight, Inc. (a)	599,000	38,773,270
Broadridge Financial Solutions, Inc.	88,000	12,700,160
CCC Intelligent Solutions Holdings, Inc. (a)	2,211,000	20,120,100
Clear Secure Inc. Class A (a) (b)	255,000	5,829,300
DocuSign, Inc. (a)	187,000	9,998,890
Doximity, Inc. Class A (a) (b)	300,000	9,066,000
Fair Isaac Corp. (a)	120,137	49,497,645
HubSpot, Inc. (a)	34,079	9,205,420
MongoDB, Inc. (a)	19,000	3,772,640
MSCI, Inc.	44,124	18,611,062
Paycom Software, Inc. (a)	81,944	27,040,701
PTC, Inc. (a)	259,000	27,091,400
Roper Technologies, Inc.	96,000	34,525,440
SentinelOne Inc. Class A (a)	337,000	8,613,720
Synopsys, Inc. (a)	150,000	45,826,500
Veeva Systems, Inc. Class A (a)	390,056	64,312,433

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Vimeo, Inc. (a)	536,000	$2,144,000
Workday, Inc. Class A (a)	22,845	3,477,466
		463,029,185
		989,089,899

TOTAL COMMON STOCK (Cost $4,751,897,997)		4,911,365,265

PREFERRED STOCK — 0.6%
Consumer, Cyclical — 0.1%
Auto Manufacturers — 0.1%
Nuro, Inc., Series D (Acquired 10/29/21, Cost $3,125,294) (a) (c) (d) (e)	149,925	3,125,295
Consumer, Non-cyclical — 0.2%
Commercial Services — 0.1%
Redwood Materials, Inc., Series C (Acquired 5/28/21, Cost $3,678,889) (a) (c) (d) (e)	77,608	6,053,424
Health Care – Services — 0.1%
Caris Life Sciences, Inc., Series D (Acquired 5/11/21, Cost $5,006,003) (a) (c) (d) (e)	618,025	4,066,605
		10,120,029
Financial — 0.1%
Investment Companies — 0.1%
Maplebear, Inc., Series E (Acquired 11/19/21-12/01/21, Cost $10,196,716) (a) (c) (d) (e)	84,807	4,111,443
Maplebear, Inc. Series I (Acquired 2/26/21, Cost $1,765,375) (a) (c) (d) (e)	14,123	684,683
		4,796,126
Industrial — 0.1%
Electrical Components & Equipment — 0.1%
Sila Nanotechnologies, Inc., Series F (Acquired 1/07/21, Cost $7,310,568) (a) (c) (d) (e)	177,128	5,521,080
Technology — 0.1%
Software — 0.1%
Databricks, Inc., Series G (Acquired 2/01/21, Cost $2,400,675) (a) (c) (d) (e)	40,605	2,245,184

	Number of Shares	Value
Databricks, Inc., Series H (Acquired 8/31/21, Cost $3,616,301) (a) (c) (d) (e)	49,212	$2,721,094
		4,966,278

TOTAL PREFERRED STOCK (Cost $37,099,821)		28,528,808

TOTAL EQUITIES (Cost $4,788,997,818)		4,939,894,073

MUTUAL FUNDS — 0.5%
Diversified Financial Services — 0.5%
State Street Navigator Securities Lending Government Money Market Portfolio (f)	25,184,258	25,184,258

TOTAL MUTUAL FUNDS (Cost $25,184,258)		25,184,258

TOTAL LONG-TERM INVESTMENTS (Cost $4,814,182,076)		4,965,078,331

SHORT-TERM INVESTMENTS — 3.6%
Mutual Fund — 2.0%
T. Rowe Price Government Reserve Investment Fund	104,697,257	104,697,257
	Principal Amount
Repurchase Agreement — 1.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (g)	$84,415,685	84,415,685

TOTAL SHORT-TERM INVESTMENTS (Cost $189,112,942)		189,112,942

TOTAL INVESTMENTS — 100.6% (Cost $5,003,295,018) (h)		5,154,191,273

Other Assets/(Liabilities) — (0.6)%		(32,773,315)

NET ASSETS — 100.0%		$5,121,417,958

Abbreviation Legend

ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Fund — Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2022, was $78,799,801 or 1.54% of net assets. The Fund received $55,792,459 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Investment is valued using significant unobservable inputs.
(d)

Restricted security. Certain securities are restricted as to resale. At September 30, 2022, these securities amounted to a value of $51,372,659 or 1.00% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(e)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2022, these securities amounted to a value of $51,372,659 or 1.00% of net assets.

(f)	Represents investment of security lending cash collateral. (Note 2).
(g)

Maturity value of $84,421,524. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 9/15/25, and an aggregate market value, including accrued interest, of $86,104,154.

(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund — Portfolio of Investments
September 30, 2022

	Number of Shares	Value
EQUITIES — 94.6%
COMMON STOCK — 94.6%
Basic Materials — 2.5%
Chemicals — 1.5%
Cabot Corp.	73,212	$4,677,514
Methanex Corp. (a)	44,471	1,417,291
Olin Corp.	35,627	1,527,686
		7,622,491
Mining — 1.0%
Livent Corp. (a) (b)	172,099	5,274,834
		12,897,325
Communications — 3.6%
Internet — 1.6%
Bumble, Inc. Class A (a) (b)	22,129	475,552
Cargurus, Inc. (b)	145,744	2,065,193
Criteo SA Sponsored ADR (b)	48,482	1,310,468
Perficient, Inc. (b)	41,869	2,722,322
Ziff Davis, Inc. (b)	24,006	1,643,931
		8,217,466
Media — 0.6%
The New York Times Co. Class A	48,786	1,402,598
World Wrestling Entertainment, Inc. Class A	25,876	1,815,719
		3,218,317
Telecommunications — 1.4%
Calix, Inc. (b)	94,607	5,784,272
Viavi Solutions, Inc. (b)	130,558	1,703,782
		7,488,054
		18,923,837
Consumer, Cyclical — 9.4%
Apparel — 1.8%
Carter’s, Inc.	15,496	1,015,453
Crocs, Inc. (b)	16,715	1,147,652
Deckers Outdoor Corp. (b)	4,013	1,254,504
On Holding AG, Class A (a) (b)	61,592	988,551
Oxford Industries, Inc.	33,186	2,979,439
Steven Madden Ltd.	83,298	2,221,558
		9,607,157
Auto Parts & Equipment — 0.2%
Visteon Corp. (b)	10,008	1,061,449
Distribution & Wholesale — 0.4%
WESCO International, Inc. (b)	17,761	2,120,308
Entertainment — 0.8%
Cinemark Holdings, Inc. (b)	100,661	1,219,005
DraftKings, Inc. Class A (b)	66,117	1,001,011
Red Rock Resorts, Inc. Class A	67,686	2,318,922
		4,538,938

	Number of Shares	Value
Food Services — 0.4%
Sovos Brands, Inc. (b)	134,880	$1,920,691
Home Builders — 1.0%
Century Communities, Inc.	38,320	1,639,330
Skyline Champion Corp. (b)	67,750	3,581,942
		5,221,272
Leisure Time — 0.6%
Acushnet Holdings Corp.	32,690	1,421,688
Planet Fitness, Inc. Class A (b)	27,672	1,595,568
		3,017,256
Lodging — 0.3%
Boyd Gaming Corp.	32,524	1,549,769
Retail — 3.9%
BJ’s Wholesale Club Holdings, Inc. (b)	35,102	2,555,777
Boot Barn Holdings, Inc. (b)	41,707	2,438,191
Denny’s Corp. (b)	99,693	938,111
Nu Skin Enterprises, Inc. Class A	42,767	1,427,135
Ollie’s Bargain Outlet Holdings, Inc. (b)	24,646	1,271,734
Patrick Industries, Inc.	31,569	1,383,985
Rush Enterprises, Inc. Class A	40,888	1,793,348
Sweetgreen, Inc. Class A (a) (b)	39,051	722,443
Texas Roadhouse, Inc.	29,419	2,567,102
Victoria’s Secret & Co. (b)	47,575	1,385,384
Wingstop, Inc.	32,606	4,089,444
		20,572,654
		49,609,494
Consumer, Non-cyclical — 29.0%
Beverages — 1.1%
Celsius Holdings, Inc. (a) (b)	37,812	3,428,792
MGP Ingredients, Inc. (a)	21,833	2,317,792
		5,746,584
Biotechnology — 6.2%
Akero Therapeutics, Inc. (a) (b)	28,598	973,762
Amicus Therapeutics, Inc. (b)	143,662	1,499,831
Apellis Pharmaceuticals, Inc. (b)	31,484	2,150,357
Blueprint Medicines Corp. (b)	17,525	1,154,722
Celldex Therapeutics, Inc. (b)	15,803	444,222
Crinetics Pharmaceuticals, Inc. (b)	81,307	1,596,869
Cytokinetics, Inc. (b)	63,615	3,082,147
Fate Therapeutics, Inc. (a) (b)	16,573	371,401
Halozyme Therapeutics, Inc. (b)	105,261	4,162,020
Immatics NV (b)	82,413	824,130
Intellia Therapeutics, Inc. (b)	14,725	824,011
Intra-Cellular Therapies, Inc. (b)	48,298	2,247,306
Karuna Therapeutics, Inc. (b)	10,441	2,348,494

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Kymera Therapeutics, Inc. (b)	43,930	$956,356
Mirati Therapeutics, Inc. (b)	6,023	420,646
Myriad Genetics, Inc. (b)	72,557	1,384,388
PTC Therapeutics, Inc. (b)	23,619	1,185,674
Relay Therapeutics, Inc. (b)	31,100	695,707
Revolution Medicines, Inc. (b)	79,679	1,571,270
Rocket Pharmaceuticals, Inc. (b)	82,515	1,316,939
Sage Therapeutics, Inc. (b)	12,972	507,984
Syndax Pharmaceuticals, Inc. (b)	65,193	1,566,588
Veracyte, Inc. (b)	55,446	920,404
Zentalis Pharmaceuticals, Inc. (b)	29,986	649,497
		32,854,725
Commercial Services — 5.8%
AMN Healthcare Services, Inc. (b)	18,643	1,975,412
Cross Country Healthcare, Inc. (b)	59,714	1,694,086
Driven Brands Holdings, Inc. (b)	35,559	994,941
H&R Block, Inc.	41,647	1,771,663
HealthEquity, Inc. (b)	46,966	3,154,706
Herc Holdings, Inc.	27,293	2,835,197
Paylocity Holding Corp. (b)	18,289	4,418,257
R1 RCM, Inc. (b)	147,622	2,735,436
TriNet Group, Inc. (b)	51,068	3,637,063
WillScot Mobile Mini Holdings Corp. (b)	182,470	7,359,015
		30,575,776
Cosmetics & Personal Care — 1.0%
elf Beauty, Inc. (b)	136,819	5,147,131
Food — 1.1%
Grocery Outlet Holding Corp. (b)	37,281	1,241,084
Performance Food Group Co. (b)	105,049	4,511,855
		5,752,939
Health Care – Products — 8.5%
AtriCure, Inc. (b)	42,930	1,678,563
Axonics Inc. (b)	65,677	4,626,288
CONMED Corp.	12,728	1,020,404
Glaukos Corp. (b)	24,478	1,303,209
Globus Medical, Inc. Class A (b)	93,821	5,588,917
Haemonetics Corp. (b)	62,196	4,604,370
ICU Medical, Inc. (b)	10,640	1,602,384
Inari Medical, Inc. (b)	51,684	3,754,326
Inspire Medical Systems, Inc. (b)	35,847	6,358,182
Integra LifeSciences Holdings Corp. (b)	31,866	1,349,844
iRhythm Technologies, Inc. (b)	9,766	1,223,484
Lantheus Holdings, Inc. (b)	7,087	498,429
Omnicell, Inc. (b)	14,749	1,283,605
Repligen Corp. (b)	23,703	4,435,068
Shockwave Medical, Inc. (b)	18,228	5,068,660

	Number of Shares	Value
Tandem Diabetes Care, Inc. (b)	9,211	$440,746
		44,836,479
Health Care – Services — 2.6%
Acadia Healthcare Co., Inc. (b)	73,857	5,774,140
Amedisys, Inc. (b)	16,435	1,590,744
Medpace Holdings, Inc. (b)	20,974	3,296,483
Surgery Partners, Inc. (a) (b)	68,725	1,608,165
Tenet Healthcare Corp. (b)	26,874	1,386,161
		13,655,693
Pharmaceuticals — 2.7%
Aclaris Therapeutics, Inc. (b)	56,675	892,065
Alkermes PLC (b)	20,210	451,289
Ascendis Pharma A/S ADR (b)	5,936	612,951
BellRing Brands, Inc. (b)	73,063	1,505,828
Covetrus, Inc. (b)	127,465	2,661,469
Harmony Biosciences Holdings, Inc. (b)	24,989	1,106,763
Myovant Sciences Ltd. (a) (b)	52,064	935,069
Option Care Health, Inc. (b)	59,931	1,886,029
Owens & Minor, Inc.	127,095	3,062,990
Pacira BioSciences, Inc. (b)	14,861	790,457
Y-mAbs Therapeutics, Inc. (b)	30,864	445,059
		14,349,969
		152,919,296
Energy — 6.0%
Energy – Alternate Sources — 0.6%
First Solar, Inc. (b)	18,242	2,412,869
Maxeon Solar Technologies Ltd. (a) (b)	33,208	789,354
		3,202,223
Oil & Gas — 5.0%
Brigham Minerals, Inc. Class A	130,131	3,210,332
Chord Energy Corp. (a)	37,782	5,167,444
Magnolia Oil & Gas Corp. Class A	51,617	1,022,533
Matador Resources Co.	77,851	3,808,471
PBF Energy, Inc. Class A (b)	31,112	1,093,898
PDC Energy, Inc.	36,779	2,125,459
SM Energy Co.	141,489	5,321,401
Viper Energy Partners LP (c)	163,693	4,691,441
		26,440,979
Oil & Gas Services — 0.1%
Aris Water Solution, Inc. Class A	53,506	682,736
Pipelines — 0.3%
New Fortress Energy, Inc.	31,184	1,363,053
		31,688,991

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 13.3%
Banks — 3.8%
Ameris Bancorp	101,601	$4,542,581
Atlantic Union Bankshares Corp.	59,662	1,812,532
Cadence Bank	71,844	1,825,556
First Interstate BancSystem, Inc. Class A	55,941	2,257,219
National Bank Holdings Corp. Class A	51,412	1,901,730
Pinnacle Financial Partners, Inc.	24,255	1,967,080
Seacoast Banking Corp. of Florida	63,288	1,913,196
Synovus Financial Corp.	54,023	2,026,403
Wintrust Financial Corp.	24,208	1,974,162
		20,220,459
Diversified Financial Services — 3.2%
Air Lease Corp.	60,430	1,873,934
Cohen & Steers, Inc.	9,279	581,144
Hamilton Lane, Inc. Class A	49,196	2,932,574
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	106,544	3,188,862
LPL Financial Holdings, Inc.	17,318	3,783,637
PJT Partners, Inc. Class A	14,200	948,844
PRA Group, Inc. (b)	58,513	1,922,737
StepStone Group, Inc. Class A	69,726	1,708,984
		16,940,716
Insurance — 2.1%
Assured Guaranty Ltd.	48,710	2,360,000
The Hanover Insurance Group, Inc.	6,158	789,086
Kemper Corp.	36,597	1,509,992
Kinsale Capital Group, Inc.	11,850	3,026,727
MGIC Investment Corp.	125,527	1,609,256
Selective Insurance Group, Inc.	19,808	1,612,371
		10,907,432
Real Estate — 0.4%
McGrath RentCorp	22,400	1,878,464
Real Estate Investment Trusts (REITS) — 3.8%
Centerspace	21,849	1,470,875
Douglas Emmett, Inc.	67,789	1,215,457
Essential Properties Realty Trust, Inc.	165,160	3,212,362
Independence Realty Trust, Inc.	74,407	1,244,829
National Storage Affiliates Trust	86,793	3,608,853
Outfront Media, Inc.	57,523	873,774
Phillips Edison & Co., Inc. (a)	123,759	3,471,440
PotlatchDeltic Corp.	40,774	1,673,365
Ryman Hospitality Properties, Inc.	25,887	1,905,024
Xenia Hotels & Resorts, Inc.	100,153	1,381,110
		20,057,089
		70,004,160

	Number of Shares	Value
Industrial — 16.0%
Aerospace & Defense — 1.5%
Curtiss-Wright Corp.	36,887	$5,133,195
Mercury Systems, Inc. (b)	34,081	1,383,688
Spirit AeroSystems Holdings, Inc. Class A	56,640	1,241,549
		7,758,432
Building Materials — 0.5%
The AZEK Co., Inc (b)	73,032	1,213,792
Louisiana-Pacific Corp.	24,613	1,259,939
		2,473,731
Electrical Components & Equipment — 1.2%
Acuity Brands, Inc.	13,910	2,190,408
Novanta, Inc. (b)	34,585	3,999,755
		6,190,163
Electronics — 0.2%
Coherent Corp. (b)	23,265	810,785
Engineering & Construction — 1.5%
Comfort Systems USA, Inc.	29,701	2,890,798
Fluor Corp. (b)	204,778	5,096,925
		7,987,723
Environmental Controls — 2.7%
Casella Waste Systems, Inc. Class A (b)	93,346	7,130,701
Clean Harbors, Inc. (b)	41,528	4,567,250
Evoqua Water Technologies Corp. (b)	75,688	2,503,002
		14,200,953
Hand & Machine Tools — 0.7%
Enerpac Tool Group Corp.	29,251	521,545
Kennametal, Inc.	64,947	1,336,609
Regal Rexnord Corp.	10,960	1,538,346
		3,396,500
Machinery – Diversified — 4.5%
Albany International Corp. Class A	20,759	1,636,432
Applied Industrial Technologies, Inc.	39,496	4,059,399
Cactus, Inc. Class A	48,294	1,855,938
Chart Industries, Inc. (a) (b)	49,497	9,124,772
Enovis Corp. (b)	28,136	1,296,225
Flowserve Corp.	59,759	1,452,144
The Middleby Corp. (b)	10,193	1,306,437
Zurn Elkay Water Solutions Corp.	128,088	3,138,156
		23,869,503
Metal Fabricate & Hardware — 1.5%
Advanced Drainage Systems, Inc.	29,183	3,629,490
Helios Technologies, Inc.	28,802	1,457,381
Valmont Industries, Inc.	11,166	2,999,411
		8,086,282

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Packaging & Containers — 0.7%
Graphic Packaging Holding Co.	194,425	$3,837,950
Transportation — 0.7%
CryoPort, Inc. (b)	25,285	615,943
Kirby Corp. (b)	31,247	1,898,880
Saia, Inc. (b)	7,032	1,336,080
		3,850,903
Trucking & Leasing — 0.3%
GATX Corp.	19,014	1,619,042
		84,081,967
Technology — 13.7%
Computers — 3.9%
CyberArk Software Ltd. (b)	30,554	4,581,267
Exlservice Holdings, Inc. (b)	34,410	5,070,658
Globant SA (b)	13,479	2,521,651
KBR, Inc.	60,883	2,631,363
Rapid7, Inc. (b)	60,369	2,589,830
Tenable Holdings, Inc. (b)	21,503	748,304
Varonis Systems, Inc. (b)	27,199	721,318
WNS Holdings Ltd. ADR (b)	21,632	1,770,363
		20,634,754
Semiconductors — 3.5%
Cirrus Logic, Inc. (b)	21,876	1,505,069
FormFactor, Inc. (b)	51,099	1,280,030
Impinj, Inc. (b)	38,769	3,102,683
Lattice Semiconductor Corp. (b)	75,544	3,717,520
MACOM Technology Solutions Holdings, Inc. (b)	25,286	1,309,562
MKS Instruments, Inc.	10,763	889,455
Nova Ltd. (b)	12,779	1,090,049
Power Integrations, Inc.	26,204	1,685,441
Synaptics, Inc. (b)	17,810	1,763,368
Tower Semiconductor Ltd. (b)	47,614	2,092,159
		18,435,336
Software — 6.3%
Box, Inc. Class A (b)	42,204	1,029,356
Confluent, Inc. Class A (a) (b)	28,878	686,430
DoubleVerify Holdings, Inc. (b)	64,205	1,756,007
Doximity, Inc. Class A (a) (b)	21,800	658,796
Duolingo, Inc. (b)	12,949	1,233,133
Evolent Health, Inc. Class A (b)	51,667	1,856,395
Five9, Inc. (b)	23,238	1,742,385
Gitlab, Inc. Class A (a) (b)	13,641	698,692
HashiCorp, Inc. Class A (a) (b)	18,056	581,223
Jamf Holding Corp. (a) (b)	177,788	3,939,782
Manhattan Associates, Inc. (b)	50,114	6,666,665
New Relic, Inc. (b)	22,393	1,284,910

	Number of Shares	Value
PowerSchool Holdings, Inc. Class A (b)	61,036	$1,018,691
Privia Health Group, Inc. (b)	42,934	1,462,332
RingCentral, Inc. Class A (b)	51,257	2,048,230
Samsara, Inc. Class A (b)	51,990	627,519
Sprout Social, Inc. Class A (b)	44,246	2,684,847
Verra Mobility Corp. (b)	212,499	3,266,110
		33,241,503
		72,311,593
Utilities — 1.1%
Electric — 0.8%
Ameresco, Inc. Class A (b)	9,730	646,850
Atlantica Sustainable Infrastructure PLC	62,055	1,632,047
Portland General Electric Co.	47,732	2,074,433
		4,353,330
Gas — 0.3%
ONE Gas, Inc.	22,060	1,552,803
		5,906,133

TOTAL COMMON STOCK (Cost $525,086,485)		498,342,796

TOTAL EQUITIES (Cost $525,086,485)		498,342,796

MUTUAL FUNDS — 2.5%
Diversified Financial Services — 2.5%
iShares Russell 2000 ETF (a)	15,178	2,503,156
iShares Russell 2000 Growth ETF	10,241	2,115,688
State Street Navigator Securities Lending Government Money Market Portfolio (d)	8,359,079	8,359,079
		12,977,923

TOTAL MUTUAL FUNDS (Cost $13,545,744)		12,977,923

TOTAL LONG-TERM INVESTMENTS (Cost $538,632,229)		511,320,719

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 3.9%
Repurchase Agreement — 3.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (e)	$20,746,302	$20,746,302

TOTAL SHORT-TERM INVESTMENTS (Cost $20,746,302)		20,746,302

TOTAL INVESTMENTS — 101.0% (Cost $559,378,531) (f)		532,067,021

Other Assets/(Liabilities) — (1.0)%		(5,485,059)

NET ASSETS — 100.0%		$526,581,962

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2022, was $26,470,437 or 5.03% of net assets. The Fund received $18,820,026 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(b)	Non-income producing security.
(c)	Security is a Master Limited Partnership
(d)	Represents investment of security lending cash collateral. (Note 2).
(e)

Maturity value of $20,747,737. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 9/15/25, and an aggregate market value, including accrued interest, of $21,161,413.

(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Overseas Fund — Portfolio of Investments
September 30, 2022

	Number of Shares	Value
EQUITIES — 97.1%
COMMON STOCK — 96.7%
Australia — 0.4%
Brambles Ltd.	71,200	$516,601
Orica Ltd.	126,529	1,062,315
		1,578,916
Belgium — 0.9%
Anheuser-Busch InBev SA	47,500	2,148,805
KBC Group NV	32,414	1,520,497
		3,669,302
Canada — 3.6%
Canadian National Railway Co.	42,192	4,556,314
Intact Financial Corp.	16,363	2,315,708
Open Text Corp.	66,300	1,752,353
Restaurant Brands International, Inc.	14,400	765,792
Suncor Energy, Inc.	62,604	1,762,982
The Toronto-Dominion Bank	47,683	2,924,461
		14,077,610
Cayman Islands — 2.0%
Alibaba Group Holding Ltd. (a)	253,240	2,540,224
NetEase, Inc.	91,800	1,394,043
Tencent Holdings Ltd.	71,500	2,414,698
Trip.com Group Ltd. (a)	13,599	371,485
Vipshop Holdings Ltd. ADR (a)	151,204	1,271,625
		7,992,075
Denmark — 2.5%
Carlsberg A/S Class B	20,100	2,345,258
DSV A/S	11,555	1,339,296
Novo Nordisk A/S Class B	61,346	6,114,601
		9,799,155
Finland — 0.2%
UPM-Kymmene OYJ	30,500	969,210
France — 17.1%
Accor SA (a)	116,355	2,429,340
Air Liquide SA	57,859	6,588,219
BNP Paribas SA	94,631	3,995,070
Capgemini SE	48,388	7,732,914
Cie de Saint-Gobain	49,484	1,764,789
Cie Generale des Etablissements Michelin SCA	73,876	1,645,877
Danone SA	30,700	1,446,488
Dassault Systemes SE	46,444	1,596,452
Edenred	26,000	1,195,043
Engie SA	291,966	3,349,972
EssilorLuxottica SA	29,143	3,948,748
Kering SA	3,770	1,667,165
L’Oreal SA	6,990	2,225,741

	Number of Shares	Value
Legrand SA	32,980	$2,130,801
LVMH Moet Hennessy Louis Vuitton SE	11,018	6,476,766
Pernod Ricard SA	27,276	4,985,589
Publicis Groupe SA	49,669	2,350,229
Schneider Electric SE	66,115	7,417,502
Valeo	112,730	1,694,373
Worldline SA (a) (b)	78,600	3,073,665
		67,714,743
Germany — 14.5%
adidas AG	19,945	2,314,629
Allianz SE Registered	20,440	3,234,644
Bayer AG Registered	149,468	6,897,638
Bayerische Motoren Werke AG	49,385	3,376,409
Beiersdorf AG	46,606	4,611,931
Continental AG	61,080	2,744,233
Daimler Truck Holding AG (a)	103,061	2,358,645
Deutsche Boerse AG	33,802	5,565,061
Fresenius Medical Care AG & Co. KGaA	41,800	1,188,080
Fresenius SE & Co. KGaA	118,300	2,533,898
Henkel AG & Co. KGaA	33,400	1,906,423
Mercedes-Benz Group AG	69,173	3,537,345
Merck KGaA	31,804	5,190,522
MTU Aero Engines AG	9,028	1,362,357
SAP SE	85,681	7,063,097
Siemens AG Registered	24,600	2,434,748
thyssenkrupp AG (a)	290,817	1,242,586
		57,562,246
Hong Kong — 1.4%
AIA Group Ltd.	666,000	5,529,503
India — 1.7%
Axis Bank Ltd.	92,205	825,501
HDFC Bank Ltd.	101,812	1,765,059
Housing Development Finance Corp. Ltd.	77,779	2,166,696
Tata Consultancy Services Ltd.	56,278	2,059,807
		6,817,063
Ireland — 2.1%
Linde PLC (a)	13,222	3,615,780
Ryanair Holdings PLC Sponsored ADR (a)	81,060	4,735,525
		8,351,305
Israel — 0.9%
Check Point Software Technologies Ltd. (a)	33,636	3,767,905
Italy — 2.4%
Eni SpA	253,547	2,693,607

The accompanying notes are an integral part of the financial statements.

MassMutual Overseas Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Intesa Sanpaolo SpA	4,189,027	$6,894,794
		9,588,401
Japan — 10.3%
Daikin Industries Ltd.	28,700	4,434,726
Denso Corp.	45,300	2,067,671
Fujitsu Ltd.	1,000	107,842
Hitachi Ltd.	127,200	5,385,937
Hoya Corp.	33,600	3,230,468
Koito Manufacturing Co. Ltd.	119,600	1,639,039
Komatsu Ltd.	62,200	1,124,819
Kose Corp.	27,500	2,799,383
Kubota Corp.	232,500	3,224,114
Kyocera Corp.	70,000	3,538,406
Olympus Corp.	185,000	3,560,479
Shin-Etsu Chemical Co. Ltd.	12,600	1,251,226
SMC Corp.	5,500	2,218,825
Sony Group Corp.	48,700	3,134,445
Terumo Corp.	111,100	3,135,084
		40,852,464
Mexico — 0.2%
Grupo Televisa SAB Sponsored ADR	154,900	833,362
Netherlands — 5.2%
Akzo Nobel NV	54,711	3,085,488
CNH Industrial NV	231,697	2,586,685
EXOR NV (a) (c)	47,100	3,022,580
ING Groep NV	271,634	2,329,075
Koninklijke Philips NV	108,370	1,673,942
Prosus NV (a)	62,523	3,258,319
QIAGEN NV (a)	57,697	2,427,990
Randstad NV (d)	47,932	2,072,720
		20,456,799
Portugal — 0.4%
Galp Energia SGPS SA	183,193	1,755,713
Republic of Korea — 0.4%
NAVER Corp.	11,965	1,594,651
Singapore — 1.0%
DBS Group Holdings, Ltd.	166,500	3,849,475
Spain — 0.9%
Amadeus IT Group SA (a)	76,189	3,526,709
Sweden — 1.4%
Hennes & Mauritz AB Class B (d)	185,694	1,716,188
SKF AB Class B	147,700	1,975,038
Volvo AB Class B	119,200	1,681,941
		5,373,167

	Number of Shares	Value
Switzerland — 13.2%
Cie Financiere Richemont SA Registered	53,641	$5,033,312
Credit Suisse Group AG Registered (a)	706,794	2,785,551
Holcim AG (a)	59,184	2,414,574
Julius Baer Group Ltd. (a)	42,123	1,832,913
Nestle SA Registered	97,122	10,516,333
Novartis AG Registered	73,059	5,569,525
Roche Holding AG	31,372	10,229,124
Schindler Holding AG	5,120	794,207
Sika AG Registered	10,981	2,198,926
The Swatch Group AG	5,445	1,222,836
UBS Group AG Registered	368,817	5,327,918
Zurich Insurance Group AG	10,549	4,193,486
		52,118,705
Taiwan — 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	44,851	3,074,984
United Kingdom — 12.6%
Ashtead Group PLC	29,900	1,334,912
Compass Group PLC	300,387	6,004,499
Diageo PLC	110,636	4,637,391
Experian PLC	143,285	4,200,717
Glencore PLC	484,100	2,556,308
Informa PLC	207,700	1,196,576
Liberty Global PLC Class A (a)	91,600	1,428,044
Lloyds Banking Group PLC	8,184,497	3,739,205
London Stock Exchange Group PLC	30,203	2,546,823
Prudential PLC	405,505	3,984,118
Reckitt Benckiser Group PLC	49,510	3,272,185
RELX PLC	176,591	4,311,050
Rio Tinto PLC	44,984	2,436,492
Rolls-Royce Holdings PLC (a)	1,886,927	1,450,095
Schroders PLC	451,964	1,956,767
Smiths Group PLC	45,558	763,531
Tesco PLC	935,867	2,142,872
WPP PLC	217,044	1,796,137
		49,757,722
United States — 0.6%
Yum China Holdings, Inc.	46,695	2,210,074

TOTAL COMMON STOCK (Cost $433,518,282)		382,821,259

The accompanying notes are an integral part of the financial statements.

MassMutual Overseas Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
PREFERRED STOCK — 0.4%
Republic of Korea — 0.4%
Samsung Electronics Co. Ltd. 1.760%	52,500	$1,708,272

TOTAL PREFERRED STOCK (Cost $2,997,578)		1,708,272

TOTAL EQUITIES (Cost $436,515,860)		384,529,531

MUTUAL FUNDS — 0.7%
United States — 0.7%
State Street Navigator Securities Lending Government Money Market Portfolio (e)	2,564,482	2,564,482

TOTAL MUTUAL FUNDS (Cost $2,564,482)		2,564,482

TOTAL LONG-TERM INVESTMENTS (Cost $439,080,342)		387,094,013
	Principal Amount
SHORT-TERM INVESTMENTS — 2.4%
Repurchase Agreement — 2.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (f)	$9,671,698	9,671,698

TOTAL SHORT-TERM INVESTMENTS (Cost $9,671,698)		9,671,698

TOTAL INVESTMENTS — 100.2% (Cost $448,752,040) (g)		396,765,711

Other Assets/(Liabilities) — (0.2)%		(782,917)

NET ASSETS — 100.0%		$395,982,794

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $3,073,665 or 0.78% of net assets.

(c)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2022, these securities amounted to a value of $3,022,580 or 0.76% of net assets.

(d)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2022, was $2,441,007 or 0.62% of net assets. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(e)	Represents investment of security lending cash collateral. (Note 2).
(f)

Maturity value of $9,672,367. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 9/15/25, and an aggregate market value, including accrued interest, of $9,865,186.

(g)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	29.2%
Financial	18.3%
Consumer, Cyclical	14.8%
Industrial	14.5%
Technology	7.6%
Basic Materials	5.5%
Communications	4.8%
Energy	1.6%
Utilities	0.8%
Mutual Funds	0.7%
Total Long-Term Investments	97.8%
Short-Term Investments and Other Assets and Liabilities	2.2%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund — Portfolio of Investments
September 30, 2022

	Number of Shares	Value
EQUITIES — 96.8%
COMMON STOCK — 96.2%
Australia — 2.7%
Australia & New Zealand Banking Group Ltd.	124,850	$1,812,792
BHP Group Ltd.	127,425	3,173,508
BHP Group Ltd. (a)	231,810	5,821,930
Challenger Ltd.	203,981	765,048
Downer EDI Ltd.	601,763	1,745,342
IGO Ltd.	598,148	5,213,933
Incitec Pivot Ltd.	337,901	760,909
Macquarie Group Ltd.	17,949	1,741,860
Rio Tinto Ltd.	13,665	813,243
Scentre Group	884,324	1,423,458
South32 Ltd.	1,884,742	4,356,369
Treasury Wine Estates Ltd.	191,187	1,539,360
Woodside Energy Group Ltd.	19,231	394,766
Worley Ltd.	544,386	4,425,956
		33,988,474
Austria — 0.4%
BAWAG Group AG (b)	63,163	2,710,405
Erste Group Bank AG	105,757	2,315,987
		5,026,392
Belgium — 0.2%
KBC Group NV	32,966	1,546,391
Umicore SA	44,802	1,298,978
		2,845,369
Bermuda — 0.3%
China Resources Gas Group Ltd.	685,900	2,164,952
Credicorp Ltd.	3,470	426,116
Hongkong Land Holdings Ltd.	309,100	1,355,957
		3,947,025
Brazil — 1.4%
Ambev SA	879,200	2,532,792
B3 SA - Brasil Bolsa Balcao	1,023,000	2,474,840
Banco BTG Pactual SA	518,300	2,383,795
EDP - Energias do Brasil SA	314,707	1,273,565
Klabin SA	363,900	1,224,389
Localiza Rent a Car SA	127,600	1,445,046
Multiplan Empreendimentos Imobiliarios SA	384,600	1,723,244
Raia Drogasil SA	489,558	2,062,835
Rede D’Or Sao Luiz SA (b)	76,319	420,477
Suzano SA	222,127	1,832,408
WEG SA	42,300	252,027
		17,625,418
Canada — 4.1%
BRP, Inc.	15,174	934,706

	Number of Shares	Value
Canadian Pacific Railway Ltd.	80,794	$5,390,576
Constellation Software, Inc.	2,271	3,160,000
Definity Financial Corp.	93,903	2,638,951
The Descartes Systems Group, Inc. (c)	16,908	1,074,165
Element Fleet Management Corp.	278,000	3,280,414
Magna International, Inc.	79,328	3,761,734
Manulife Financial Corp. (a)	293,473	4,605,998
National Bank of Canada	120,184	7,532,871
Shopify, Inc. Class A (c)	40,160	1,081,910
Sun Life Financial, Inc.	151,358	6,018,819
TC Energy Corp. (a)	44,072	1,775,195
TELUS International CDA, Inc. (c)	67,461	1,765,946
TMX Group Ltd.	58,708	5,400,107
Waste Connections, Inc.	26,034	3,517,974
		51,939,366
Cayman Islands — 6.2%
Alibaba Group Holding Ltd. (c)	531,280	5,329,213
Alibaba Group Holding Ltd. Sponsored ADR (c)	101,001	8,079,070
Baidu, Inc. Class A (c)	236,050	3,483,263
Baidu, Inc. Sponsored ADR (c)	35,744	4,199,563
Bizlink Holding, Inc.	202,000	1,787,137
Budweiser Brewing Co. APAC Ltd. (b)	960,200	2,502,736
Chailease Holding Co. Ltd.	137,000	779,443
China Resources Mixc Lifestyle Services Ltd. (b)	238,000	911,834
CK Hutchison Holdings Ltd.	279,000	1,532,141
ENN Energy Holdings Ltd.	88,300	1,174,956
JD Health International, Inc. (b) (c)	266,850	1,521,130
JD.com, Inc. Class A	49,050	1,238,577
JOYY, Inc. ADR	91,826	2,387,476
Kanzhun Ltd. ADR (c)	23,981	404,799
KE Holdings, Inc. ADR (c)	201,587	3,531,804
Kingdee International Software Group Co. Ltd. (c)	559,000	722,756
Li Auto, Inc. ADR (c)	24,600	566,046
Li Auto, Inc. Class A (c)	5,200	60,148
Li Ning Co. Ltd.	54,000	410,358
Longfor Group Holdings Ltd. (b)	635,759	1,801,663
Meituan Class B (b) (c)	137,500	2,881,874
Pinduoduo, Inc. ADR (c)	13,600	851,088
Sea Ltd. ADR (c)	39,839	2,232,976
Silergy Corp.	108,000	1,415,703
Sunny Optical Technology Group Co. Ltd.	61,800	580,867
Tencent Holdings Ltd.	306,700	10,357,872
Tingyi Cayman Islands Holding Corp.	1,008,000	1,725,327
Tongcheng Travel Holdings Ltd. (c)	1,510,800	2,950,947

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Trip.com Group Ltd. (c)	78,750	$2,151,218
Trip.com Group Ltd. ADR (c)	100,741	2,751,237
Weibo Corp. Sponsored ADR (c)	54,531	932,480
Wuxi Biologics Cayman, Inc. (b) (c)	325,500	1,950,216
XP, Inc. Class A (a) (c)	133,868	2,544,831
Zhongsheng Group Holdings Ltd.	686,500	2,699,239
		78,449,988
Chile — 0.2%
Banco de Chile	26,165,703	2,302,180
China — 3.6%
Beijing Capital International Airport Co. Ltd. Class H (c)	2,302,000	1,237,065
China Construction Bank Corp. Class H	4,234,000	2,436,514
China Oilfield Services Ltd. Class A	936,500	1,889,140
Foshan Haitian Flavouring & Food Co. Ltd. Class A	30,700	356,892
Fuyao Glass Industry Group Co. Ltd. Class A	699,800	3,531,938
Glodon Co. Ltd. Class A	88,000	566,092
Gree Electric Appliances, Inc. of Zhuhai Class A	374,600	1,712,000
Hisense Home Appliances Group Co. Ltd. Class A	610,455	963,408
Hongfa Technology Co. Ltd. Class A	140,420	686,344
Huayu Automotive Systems Co. Ltd. Class	536,900	1,249,839
Hundsun Technologies, Inc. Class A	311,100	1,485,110
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	392,500	1,822,492
Kweichow Moutai Co. Ltd. Class A	8,698	2,287,896
Midea Group Co. Ltd. Class A	204,400	1,420,258
NARI Technology Co. Ltd. Class A	1,351,038	4,716,548
PICC Property & Casualty Co. Ltd. Class H	2,008,000	2,076,964
Ping An Bank Co. Ltd. Class A	743,500	1,236,112
Ping An Insurance Group Co. of China Ltd. Class H	417,500	2,075,939
Pony Testing International Group Co. Ltd. Class A	89,980	444,073
Sangfor Technologies, Inc. Class A	18,700	263,004
Shandong Pharmaceutical Glass Co. Ltd. Class A	314,700	1,281,769
Shenzhen Inovance Technology Co. Ltd. Class A	361,500	2,920,098
Sinopharm Group Co. Ltd. Class H	278,800	556,589
Songcheng Performance Development Co. Ltd. Class A	774,400	1,309,367
Tsingtao Brewery Co. Ltd. Class H	312,000	2,950,760
Weichai Power Co. Ltd. Class A	942,000	1,276,789
WuXi AppTec Co. Ltd. Class A	55,500	555,545

	Number of Shares	Value
Yifeng Pharmacy Chain Co. Ltd. Class A	155,916	$1,088,835
Zhejiang Sanhua Intelligent Controls Co. Ltd. Class A	267,500	927,021
		45,324,401
Cyprus — 0.0%
Ozon Holdings PLC ADR (c) (d) (e)	18,310	—
TCS Group Holding, PLC (c) (d) (e)	10,848	—
		—
Denmark — 0.4%
Carlsberg A/S Class B	17,873	2,085,413
Genmab A/S (c)	9,725	3,134,746
		5,220,159
Finland — 0.9%
Kojamo OYJ	48,463	615,905
Metso Outotec OYJ	126,296	836,923
Sampo OYJ Class A	188,398	8,040,353
Stora Enso OYJ Class R	164,709	2,100,667
		11,593,848
France — 7.2%
Air Liquide SA	22,644	2,578,400
Alstom SA	84,796	1,363,537
AXA SA	486,349	10,648,491
BNP Paribas SA	127,280	5,373,424
Capgemini SE	11,522	1,841,337
Dassault Aviation SA	53,834	6,114,125
Engie SA	608,697	6,984,093
EssilorLuxottica SA	53,658	7,270,422
Faurecia SE (c)	67,740	723,743
Ipsen SA	7,577	699,778
Kering SA	11,074	4,897,130
L’Oreal SA	11,040	3,515,334
Legrand SA	36,870	2,382,130
LVMH Moet Hennessy Louis Vuitton SE	2,253	1,324,392
Safran SA	44,185	4,017,503
Sanofi	150,086	11,454,606
Teleperformance	14,620	3,693,631
Thales SA	44,099	4,864,116
TotalEnergies SE (a)	252,291	11,875,317
		91,621,509
Germany — 5.3%
BASF SE	41,407	1,604,678
Bayer AG Registered	185,836	8,575,946
Beiersdorf AG	11,212	1,109,492
Covestro AG (b)	112,709	3,258,626
Daimler Truck Holding AG (c)	120,267	2,752,420

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Deutsche Boerse AG	12,099	$1,991,943
Deutsche Post AG Registered	66,069	2,010,373
Deutsche Telekom AG Registered	465,270	7,975,694
Evotec SE (c)	139,643	2,456,626
Fresenius SE & Co. KGaA	145,833	3,123,634
GEA Group AG	44,667	1,460,628
HeidelbergCement AG	25,120	1,006,227
Infineon Technologies AG	73,375	1,626,030
KION Group AG	43,577	844,410
Knorr-Bremse AG	15,515	672,668
Mercedes-Benz Group AG	40,176	2,054,506
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	24,404	5,903,013
SAP SE	40,141	3,309,016
Siemens AG Registered	105,022	10,394,393
Siemens Healthineers AG (b)	65,775	2,849,158
Stroeer SE & Co KGaA	17,577	662,038
Vonovia SE	29,809	648,755
Zalando SE (b) (c)	47,146	934,795
		67,225,069
Hong Kong — 1.5%
AIA Group Ltd.	1,073,400	8,911,964
Beijing Enterprises Holdings Ltd.	261,500	731,599
China Overseas Land & Investment Ltd.	821,000	2,117,432
Fosun International Ltd.	1,282,000	793,111
Galaxy Entertainment Group Ltd.	851,000	4,968,843
Guangdong Investment Ltd.	1,626,000	1,301,003
Hong Kong Exchanges & Clearing Ltd.	17,300	587,389
		19,411,341
Hungary — 0.3%
OTP Bank Nyrt	176,604	3,223,358
India — 4.9%
Ashok Leyland Ltd.	473,907	884,548
Asian Paints Ltd.	15,770	653,135
Axis Bank Ltd.	434,853	3,893,190
HDFC Asset Management Co. Ltd. (b)	27,091	626,963
HDFC Bank Ltd.	134,097	2,324,767
HDFC Life Insurance Co. Ltd. (b)	466,313	3,027,071
Hindalco Industries Ltd.	299,070	1,420,476
Hindustan Unilever Ltd.	24,504	808,113
Housing Development Finance Corp. Ltd.	335,833	9,355,327
ICICI Bank Ltd.	371,651	3,914,781
ICICI Bank Ltd. Sponsored ADR	108,482	2,274,868
Indus Towers Ltd.	538,693	1,305,615
Infosys Ltd.	123,614	2,118,724

	Number of Shares	Value
Kotak Mahindra Bank Ltd.	217,230	$4,804,976
Maruti Suzuki India Ltd.	29,058	3,150,239
NTPC Ltd.	2,750,137	5,370,853
Petronet LNG Ltd.	1,244,771	3,042,210
Reliance Industries Ltd.	167,603	4,844,367
Shree Cement Ltd.	3,524	913,037
Shriram Transport Finance Co. Ltd.	229,312	3,353,011
Tata Consultancy Services Ltd.	11,420	417,979
Tech Mahindra Ltd.	110,890	1,359,305
Voltas Ltd.	184,348	2,042,530
		61,906,085
Indonesia — 0.9%
Bank Central Asia Tbk PT	10,082,500	5,628,437
Bank Rakyat Indonesia Persero Tbk PT	11,581,564	3,406,953
Sarana Menara Nusantara Tbk PT	24,941,000	2,017,207
Sumber Alfaria Trijaya Tbk PT	723,400	113,218
		11,165,815
Ireland — 0.4%
DCC PLC	26,790	1,393,736
Linde PLC (c)	15,602	4,266,631
		5,660,367
Italy — 1.5%
Amplifon SpA	35,622	932,859
Banca Mediolanum SpA	372,244	2,331,416
DiaSorin SpA	15,651	1,748,876
Enel SpA	718,046	2,942,569
Ermenegildo Zegna NV (a)	104,719	1,125,729
Intesa Sanpaolo SpA	640,689	1,054,521
Leonardo SpA	209,300	1,481,155
Moncler SpA	44,712	1,835,864
Prysmian SpA	143,264	4,103,602
UniCredit SpA	179,830	1,818,467
		19,375,058
Japan — 14.3%
Asahi Group Holdings Ltd.	88,800	2,754,694
Asahi Kasei Corp.	251,200	1,661,346
Asics Corp.	74,500	1,187,119
Astellas Pharma, Inc.	567,800	7,505,384
Central Japan Railway Co.	13,900	1,628,387
Chugai Pharmaceutical Co. Ltd.	117,800	2,941,356
CyberAgent, Inc.	199,400	1,660,846
Dai-ichi Life Holdings, Inc.	40,800	648,538
Daiichi Sankyo Co. Ltd.	125,300	3,485,455
Daikin Industries Ltd.	11,900	1,838,789
Denso Corp.	31,600	1,442,349
DIC Corp.	58,200	969,658
Disco Corp.	6,800	1,481,830

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Electric Power Development Co. Ltd.	97,900	$1,382,279
Fujitsu General Ltd. (a)	124,100	2,583,819
Fujitsu Ltd.	31,200	3,364,684
Hamamatsu Photonics KK	41,000	1,760,364
Hikari Tsushin, Inc.	10,400	1,216,984
Hitachi Ltd.	94,500	4,001,344
Honda Motor Co. Ltd.	37,800	823,438
Keyence Corp.	6,900	2,290,820
Kirin Holdings Co. Ltd.	95,500	1,470,813
MatsukiyoCocokara & Co.	61,900	2,647,445
Mitsubishi Corp.	69,300	1,903,238
Mitsubishi Electric Corp.	522,500	4,720,003
Mitsubishi Estate Co. Ltd.	135,700	1,780,510
Mitsubishi HC Capital, Inc.	242,200	1,041,921
Mitsubishi UFJ Financial Group, Inc.	972,400	4,384,966
Mitsui Fudosan Co. Ltd.	286,900	5,468,933
Murata Manufacturing Co. Ltd.	96,200	4,418,940
Nippon Sanso Holdings Corp.	51,200	808,683
Nippon Shokubai Co. Ltd.	25,000	934,476
Nippon Steel Corp.	96,100	1,337,613
Nippon Telegraph & Telephone Corp.	675,700	18,229,042
NSK Ltd. (a)	142,400	697,768
NTT Data Corp.	413,900	5,349,145
Omron Corp.	20,300	925,227
ORIX Corp.	167,700	2,358,530
Otsuka Holdings Co. Ltd.	253,400	8,037,381
Outsourcing, Inc.	171,200	1,280,583
Pan Pacific International Holding Corp.	88,100	1,548,092
Panasonic Holdings Corp.	250,000	1,755,629
Persol Holdings Co. Ltd.	190,300	3,468,205
Pola Orbis Holdings, Inc.	25,600	286,879
Recruit Holdings Co. Ltd.	77,200	2,228,240
Renesas Electronics Corp. (c)	122,000	1,016,763
Seven & i Holdings Co. Ltd.	190,900	7,668,253
Shimadzu Corp.	60,100	1,564,397
SMC Corp.	2,300	927,872
SoftBank Group Corp.	29,000	985,134
Sompo Holdings, Inc.	58,400	2,327,543
Sony Group Corp.	75,200	4,840,046
Stanley Electric Co. Ltd.	214,600	3,366,679
Sumitomo Corp.	299,700	3,739,940
Sumitomo Mitsui Trust Holdings, Inc.	46,200	1,305,927
Sumitomo Rubber Industries Ltd.	66,600	530,821
Suzuki Motor Corp.	111,000	3,443,243
Taiheiyo Cement Corp. (a)	76,900	1,086,843
Takeda Pharmaceutical Co. Ltd.	71,700	1,862,203
TechnoPro Holdings, Inc.	91,400	1,921,410
THK Co. Ltd.	43,300	749,172

	Number of Shares	Value
Tokio Marine Holdings, Inc.	198,300	$3,524,507
Tokyo Electron Ltd.	15,600	3,862,419
Tosoh Corp.	21,300	237,845
Toyota Motor Corp.	726,900	9,461,935
Welcia Holdings Co. Ltd.	36,300	762,716
Z Holdings Corp. (a)	1,316,200	3,420,125
		182,317,538
Luxembourg — 0.3%
Millicom International Cellular SA (a) (c)	91,856	1,052,086
Samsonite International SA (b) (c)	496,500	1,191,712
Tenaris SA	150,076	1,945,710
		4,189,508
Malaysia — 0.2%
CIMB Group Holdings Bhd	2,906,624	3,203,580
Mexico — 0.8%
Gruma SAB de CV Class B	217,575	2,071,875
Grupo Aeroportuario del Pacifico SAB de CV ADR	16,900	2,142,582
Grupo Aeroportuario del Sureste SAB de CV ADR	2,138	419,411
Grupo Financiero Banorte SAB de CV Class O	228,000	1,460,527
Grupo Mexico SAB de CV Series B	757,282	2,557,676
Orbia Advance Corp. SAB de CV	445,479	749,857
Wal-Mart de Mexico SAB de CV	338,700	1,189,516
		10,591,444
Netherlands — 5.3%
Adyen NV (b) (c)	1,644	2,045,215
AerCap Holdings NV (c)	52,597	2,226,431
Airbus SE	39,699	3,429,687
Akzo Nobel NV	154,224	8,697,634
ASML Holding NV	34,496	14,308,641
Heineken NV	5,821	510,307
ING Groep NV	1,103,115	9,458,452
Koninklijke DSM NV	9,957	1,129,322
Koninklijke Philips NV	431,785	6,669,587
NXP Semiconductor NV	31,803	4,691,260
Prosus NV (c)	26,528	1,369,545
Prosus NV (c)	170,474	8,884,069
Shop Apotheke Europe NV (b) (c)	3,995	162,193
Signify NV (b)	59,799	1,547,661
Stellantis NV	160,491	1,896,404
X5 Retail Group NV GDR (d) (e)	53,349	—
Yandex N.V. (c) (d) (e)	66,647	—
		67,026,408
Norway — 0.9%
DNB Bank ASA	232,842	3,686,344

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Equinor ASA	179,775	$5,929,623
Storebrand ASA	313,171	2,154,175
		11,770,142
Philippines — 0.3%
Bank of the Philippine Islands	367,000	560,737
SM Investments Corp.	175,930	2,169,234
Universal Robina Corp.	331,770	645,084
		3,375,055
Poland — 0.2%
Powszechna Kasa Oszczednosci Bank Polski SA	110,844	483,909
Powszechny Zaklad Ubezpieczen SA	342,217	1,584,746
		2,068,655
Portugal — 0.6%
Banco Comercial Portugues SA	4,512,532	534,234
Galp Energia SGPS SA	582,580	5,583,420
Jeronimo Martins SGPS SA	82,866	1,543,896
		7,661,550
Republic of Korea — 3.2%
Amorepacific Corp.	10,324	729,425
CJ CheilJedang Corp.	5,413	1,553,713
Hyundai Motor Co.	19,767	2,421,187
Kangwon Land, Inc. (c)	125,254	2,047,442
KT Corp.	112,382	2,831,762
KT Corp. Sponsored ADR	149,163	1,822,772
LG Chem Ltd.	4,726	1,751,338
LG H&H Co. Ltd.	2,464	1,080,670
NAVER Corp.	38,067	5,073,428
POSCO Holdings, Inc.	1,931	284,327
Samsung Electronics Co. Ltd.	568,956	20,905,338
		40,501,402
Russia — 0.0%
Gazprom PJSC (c) (d) (e)	496,602	—
Novatek PJSC (d) (e)	73,140	—
		—
Saudi Arabia — 0.8%
Nahdi Medical Co.	32,793	1,645,571
The Saudi British Bank	276,186	2,862,155
The Saudi National Bank	363,663	6,071,218
		10,578,944
Singapore — 1.3%
DBS Group Holdings, Ltd.	77,400	1,789,486
Jardine Cycle & Carriage Ltd.	106,100	2,482,091
United Overseas Bank Ltd.	329,600	5,984,378
Wilmar International Ltd.	1,101,700	2,933,074

	Number of Shares	Value
Yangzijiang Shipbuilding Holdings Ltd.	3,846,100	$2,750,128
		15,939,157
South Africa — 0.5%
Capitec Bank Holdings Ltd.	21,010	1,800,979
Clicks Group Ltd.	80,140	1,257,583
FirstRand Ltd.	954,991	3,177,638
		6,236,200
Spain — 0.7%
Amadeus IT Group SA (c)	67,137	3,107,702
Fluidra SA (a)	137,086	2,043,723
Iberdrola SA	363,169	3,376,156
Indra Sistemas SA	101,848	773,964
		9,301,545
Sweden — 1.4%
Assa Abloy AB Class B	93,110	1,739,983
Elekta AB	235,915	1,193,757
Essity AB Class B	109,377	2,159,015
Olink Holding AB ADR (a) (c)	29,221	354,743
Svenska Handelsbanken AB Class A	312,311	2,552,065
Swedbank AB Class A	331,663	4,336,397
Telefonaktiebolaget LM Ericsson Class B (a)	945,075	5,503,862
		17,839,822
Switzerland — 7.0%
ABB Ltd. Registered	135,698	3,494,356
Alcon, Inc.	85,852	4,971,691
Barry Callebaut AG Registered	2,252	4,234,378
Holcim AG (c)	44,979	1,835,042
Julius Baer Group Ltd. (c)	161,101	7,010,045
Lonza Group AG Registered	7,300	3,550,055
Nestle SA Registered	178,492	19,327,045
Novartis AG Registered	133,944	10,210,986
Partners Group Holding AG	4,743	3,810,374
PolyPeptide Group AG (b) (c)	18,229	528,624
Roche Holding AG	62,713	20,448,140
UBS Group AG Registered	185,143	2,674,570
Zurich Insurance Group AG	18,519	7,361,755
		89,457,061
Taiwan — 2.9%
Hon Hai Precision Industry Co. Ltd.	1,217,000	3,885,235
Largan Precision Co. Ltd.	11,000	573,629
MediaTek, Inc.	181,000	3,150,151
Taiwan Semiconductor Manufacturing Co. Ltd.	2,229,000	29,298,612
Vanguard International Semiconductor Corp.	251,000	507,414
		37,415,041

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Thailand — 0.7%
Airports of Thailand PCL (c)	150,100	$288,501
Bangkok Dusit Medical Services PCL	3,213,700	2,492,066
Bumrungrad Hospital PCL	12,100	72,468
CP ALL PCL	2,539,300	3,786,734
Land & Houses PCL	8,595,000	2,020,124
		8,659,893
United Arab Emirates — 0.2%
First Abu Dhabi Bank PJSC	516,473	2,510,021
United Kingdom — 11.1%
Amcor PLC	280,026	2,973,673
Antofagasta PLC	145,756	1,797,936
Ashtead Group PLC	108,511	4,844,568
ASOS PLC (a) (c)	138,436	866,162
AstraZeneca PLC Sponsored ADR	354,400	19,435,296
Atlassian Corp. PLC Class A (c)	5,700	1,200,363
boohoo Group PLC (a) (c)	564,651	224,636
Bridgepoint Group PLC (b)	657,881	1,370,987
British American Tobacco PLC	62,661	2,240,720
Bunzl PLC	48,767	1,484,083
Burberry Group PLC	193,959	3,867,760
Close Brothers Group PLC	42,247	435,682
Compass Group PLC	175,361	3,505,328
Diageo PLC	87,510	3,668,047
Direct Line Insurance Group PLC	1,022,195	2,102,685
Dr. Martens Plc	280,761	687,962
Fresnillo PLC	187,815	1,604,839
Great Portland Estates PLC	388,313	1,900,312
GSK PLC ADR	163,418	4,809,392
Haleon PLC ADR (a) (c)	203,999	1,242,354
HSBC Holdings PLC	515,632	2,671,957
Imperial Brands PLC	157,581	3,251,807
Informa PLC	252,887	1,456,902
InterContinental Hotels Group PLC	35,826	1,718,774
Investec PLC	213,326	858,841
Johnson Matthey PLC	82,519	1,677,801
Kingfisher PLC	946,979	2,300,396
Lloyds Banking Group PLC	9,018,811	4,120,373
London Stock Exchange Group PLC	38,643	3,258,513
Melrose Industries PLC	1,500,024	1,674,816
Mondi PLC	56,319	869,937
National Grid PLC	246,034	2,539,032
Network International Holdings PLC (b) (c)	560,012	1,896,214
Next PLC	57,747	3,068,140
Persimmon PLC	95,989	1,321,475
Prudential PLC	366,261	3,598,542
Rightmove PLC	118,746	629,849

	Number of Shares	Value
Rolls-Royce Holdings PLC (c)	2,401,817	$1,845,786
Shell PLC	196,579	4,890,943
Shell PLC ADR	52,880	2,631,309
Smith & Nephew PLC	275,760	3,181,400
Smiths Group PLC	118,834	1,991,603
Standard Chartered PLC	325,846	2,049,518
Taylor Wimpey PLC	1,143,706	1,115,294
Unilever PLC	251,047	11,046,030
Unilever PLC	117,536	5,183,764
Vodafone Group PLC	1,860,830	2,095,811
Vodafone Group PLC Sponsored ADR	228,204	2,585,551
Wizz Air Holdings Plc (b) (c)	17,580	309,188
WPP PLC	622,205	5,149,027
		141,251,378
United States — 1.1%
Autoliv, Inc.	21,746	1,468,540
Broadcom, Inc.	10,005	4,442,320
Canva, Inc. (Acquired 8/16/21, Cost $652,842) (c) (d) (e) (f)	383	365,746
Mastercard, Inc. Class A	7,933	2,255,669
MercadoLibre, Inc. (c)	600	496,668
Southern Copper Corp.	11,900	533,596
Yum China Holdings, Inc.	101,000	4,780,330
Yum China Holdings, Inc.	6,150	290,205
		14,633,074

TOTAL COMMON STOCK (Cost $1,449,344,888)		1,224,378,640

PREFERRED STOCK — 0.6%
Germany — 0.6%
Dr Ing hc F Porsche AG (a) (c)	59,265	4,791,820
Sartorius AG 0.130% 0.357%	4,258	1,487,186
Volkswagen AG 6.014% 6.014%	15,707	1,940,110
		8,219,116
United States — 0.0%
Canva, Inc., Series A , (Acquired 11/04/21, Cost $39,209) (d) (e) (f)	23	21,964

TOTAL PREFERRED STOCK (Cost $8,763,724)		8,241,080

TOTAL EQUITIES (Cost $1,458,108,612)		1,232,619,720

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 2.0%
United States — 2.0%
State Street Navigator Securities Lending Government Money Market Portfolio (g)	25,119,089	$25,119,089

TOTAL MUTUAL FUNDS (Cost $25,119,089)		25,119,089

RIGHTS — 0.0%
Brazil — 0.0%
Localiza Rent a Car SA (c)	391	797
Russia — 0.0%
Moscow Exchange (c) (d) (e)	1,181,630	—
Moscow Exchange (c) (d) (e)	83,990	—
		—

TOTAL RIGHTS (Cost $2,619,126)		797

TOTAL LONG-TERM INVESTMENTS (Cost $1,485,846,827)		1,257,739,606

SHORT-TERM INVESTMENTS — 3.3%
Mutual Fund — 3.2%
T. Rowe Price Government Reserve Investment Fund	40,804,373	40,804,373
	Principal Amount
Repurchase Agreement — 0.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (h)	$796,077	796,077

TOTAL SHORT-TERM INVESTMENTS (Cost $41,600,450)		41,600,450

TOTAL INVESTMENTS — 102.1% (Cost $1,527,447,277) (i)		1,299,340,056

Other Assets/(Liabilities) — (2.1)%		(26,344,138)

NET ASSETS — 100.0%		$1,272,995,918

Abbreviation Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2022, was $35,499,222 or 2.79% of net assets. The Fund received $12,253,302 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $34,448,742 or 2.71% of net assets.

(c)	Non-income producing security.
(d)	Investment is valued using significant unobservable inputs.
(e)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2022, these securities amounted to a value of $387,710 or 0.03% of net assets.

(f)

Restricted security. Certain securities are restricted as to resale. At September 30, 2022, these securities amounted to a value of $387,710 or 0.03% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(g)	Represents investment of security lending cash collateral. (Note 2).
(h)

Maturity value of $796,132. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 3/30/23, and an aggregate market value, including accrued interest, of $812,005.

(i)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Financial	22.7%
Consumer, Non-cyclical	22.2%
Consumer, Cyclical	10.9%
Industrial	10.7%
Communications	9.9%
Technology	9.4%
Basic Materials	5.2%
Energy	3.5%
Utilities	2.3%
Mutual Funds	2.0%
Total Long-Term Investments	98.8%
Short-Term Investments and Other Assets and Liabilities	1.2%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Funds – Financial Statements
Statements of Assets and Liabilities September 30, 2022

	MassMutual Total Return Bond Fund	MassMutual Strategic Bond Fund
Assets:
Investments, at value (Note 2) (a)	$873,322,276	$404,057,811
Repurchase agreements, at value (Note 2) (b)	15,693,982	972,044
Total investments (c)	889,016,258	405,029,855
Cash	23,641	3,556,764
Foreign currency, at value (d)	—	1,465,668
Receivables from:
Investments sold
Regular delivery	3,045,922	69,357
Delayed delivery	49,071,402	3,119,710
Open forward contracts (Note 2)	52,891	575,582
Fund shares sold	387,111	151,838
Premiums for closed swap agreements, at value	—	135,613
Cash collateral pledged for open derivatives (Note 2)	6,144,894	4,698,304
Variation margin on open derivative instruments (Note 2)	—	115,765
Interest and dividends	3,979,100	3,291,365
Foreign tax reclaims	14,304	2,326
Prepaid expenses	41,068	36,530
Total assets	951,776,591	422,248,677
Liabilities:
Payables for:
Investments purchased
Regular delivery	10,936,246	—
Delayed delivery	202,984,650	9,147,916
Written options outstanding, at value (Note 2) (e)	—	1,176,532
Open forward contracts (Note 2)	667	1,803,338
Foreign currency overdraft	59	—
Interest and dividends	—	21,413
Fund shares repurchased	485,282	192,275
Cash collateral held for securities on loan (Note 2)	16,726,548	2,470,330
Cash collateral held for open derivatives (Note 2)	—	30,000
Trustees’ fees and expenses (Note 3)	130,800	44,840
Variation margin on open derivative instruments (Note 2)	105,026	—
Affiliates (Note 3):
Administration fees	84,965	120,847
Investment advisory fees	182,908	137,607
Service fees	54,960	26,410
Distribution fees	11,748	3,553
Accrued expense and other liabilities	178,616	216,996
Total liabilities	231,882,475	15,392,057
Net assets	$719,894,116	$406,856,620
Net assets consist of:
Paid-in capital	$851,225,751	$491,982,477
Accumulated earnings (loss)	(131,331,635)	(85,125,857)
Net assets	$719,894,116	$406,856,620

(a)	Cost of investments:	$952,376,391	$458,490,670
(b)	Cost of repurchase agreements:	$15,693,982	$972,044
(c)	Securities on loan with market value of:	$31,021,740	$3,125,444
(d)	Cost of foreign currency:	$—	$1,514,626
(e)	Premiums on written options:	$—	$730,188

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Value Fund	MassMutual Fundamental Value Fund	MM S&P 500 Index Fund	MassMutual Equity Opportunities Fund	MassMutual Fundamental Growth Fund	MassMutual Blue Chip Growth Fund

$275,599,295	$418,301,008	$2,233,300,140	$547,481,615	$25,810,809	$2,528,151,983
3,266,398	10,027,512	11,486,546	9,104,118	256,360	5,924,441
278,865,693	428,328,520	2,244,786,686	556,585,733	26,067,169	2,534,076,424
434	62,842	11,582	—	3	—
—	268,087	—	957	—	1

9,424,467	428,730	—	950,672	306,153	6,544,621
—	—	—	—	—	—
—	—	—	—	—	—
51,187	136,307	1,053,344	159,729	47,919	768,907
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
561,139	759,044	1,793,080	959,603	6,325	435,013
17,106	82,264	—	81,695	—	2,195,482
43,066	39,143	39,300	34,735	37,649	38,249
288,963,092	430,104,937	2,247,683,992	558,773,124	26,465,218	2,544,058,697

10,469,533	427,592	2,596,095	1,222,853	229,741	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
103,826	284,472	20,816,005	76,162	210	3,372,710
95,114	2,886,035	—	—	94,068	5,185,964
—	—	—	—	—	—
114,123	152,210	383,762	100,105	12,791	229,057
—	—	291,885	—	—	—

39,918	47,418	343,088	59,974	23,608	208,437
123,820	225,650	199,219	340,295	14,968	1,393,179
22,340	19,960	397,714	33,537	6,694	119,696
968	898	148,631	2,647	766	21,865
77,952	90,396	274,496	98,793	80,731	377,771
11,047,594	4,134,631	25,450,895	1,934,366	463,577	10,908,679
$277,915,498	$425,970,306	$2,222,233,097	$556,838,758	$26,001,641	$2,533,150,018

$237,681,802	$338,053,136	$908,110,704	$450,202,185	$33,823,786	$1,867,468,321
40,233,696	87,917,170	1,314,122,393	106,636,573	(7,822,145)	665,681,697
$277,915,498	$425,970,306	$2,222,233,097	$556,838,758	$26,001,641	$2,533,150,018

$266,114,676	$394,877,959	$1,448,610,235	$527,705,589	$31,275,209	$2,111,273,336
$3,266,398	$10,027,512	$11,486,546	$9,104,118	$256,360	$5,924,441
$93,234	$4,483,728	$875,955	$—	$637,254	$14,048,803
$—	$283,981	$—	$955	$—	$1
$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2022

	MassMutual Total Return Bond Fund	MassMutual Strategic Bond Fund
Class I shares:
Net assets	$553,148,930	$261,784,392
Shares outstanding (a)	65,669,583	30,771,884
Net asset value, offering price and redemption price per share	$8.42	$8.51
Class R5 shares:
Net assets	$25,777,109	$53,494,357
Shares outstanding (a)	3,065,943	6,285,462
Net asset value, offering price and redemption price per share	$8.41	$8.51
Service Class shares:
Net assets	$49,613,742	$33,007,097
Shares outstanding (a)	5,875,445	3,880,262
Net asset value, offering price and redemption price per share	$8.44	$8.51
Administrative Class shares:
Net assets	$9,164,509	$20,187,952
Shares outstanding (a)	1,091,500	2,378,492
Net asset value, offering price and redemption price per share	$8.40	$8.49
Class R4 shares:
Net assets	$53,395,321	$18,820,890
Shares outstanding (a)	6,312,414	2,233,927
Net asset value, offering price and redemption price per share	$8.46	$8.43
Class A shares:
Net assets	$11,148,694	$14,285,204
Shares outstanding (a)	1,335,036	1,685,544
Net asset value, and redemption price per share	$8.35	$8.48
Offering price per share (100/[100-maximum sales charge] of net asset value)	$8.72	$8.86
Class R3 shares:
Net assets	$17,645,811	$5,276,728
Shares outstanding (a)	2,107,348	631,319
Net asset value, offering price and redemption price per share	$8.37	$8.36

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Value Fund	MassMutual Fundamental Value Fund	MM S&P 500 Index Fund	MassMutual Equity Opportunities Fund	MassMutual Fundamental Growth Fund	MassMutual Blue Chip Growth Fund

$168,929,107	$277,620,740	$900,470,762	$355,034,578	$2,653,933	$1,748,402,304
15,542,653	32,495,314	56,540,779	21,315,984	890,798	93,295,049
$10.87	$8.54	$15.93	$16.66	$2.98	$18.74

$48,258,955	$69,771,116	$300,070,119	$84,470,832	$4,939,175	$333,396,486
4,428,236	8,097,561	18,749,092	5,044,467	1,648,044	17,873,503
$10.90	$8.62	$16.00	$16.75	$3.00	$18.65

$11,979,334	$26,310,541	$244,212,074	$34,750,254	$4,211,009	$121,094,390
1,099,494	3,075,110	15,220,793	2,136,382	1,527,179	6,590,348
$10.90	$8.56	$16.04	$16.27	$2.76	$18.37

$16,694,929	$24,363,553	$213,738,638	$34,103,898	$4,609,568	$171,168,299
1,518,812	2,816,248	13,708,006	2,141,537	1,850,682	9,536,595
$10.99	$8.65	$15.59	$15.92	$2.49	$17.95

$8,853,003	$3,936,960	$333,262,904	$6,353,720	$1,220,162	$48,674,177
830,739	475,352	21,795,322	439,377	642,179	2,909,856
$10.66	$8.28	$15.29	$14.46	$1.90	$16.73

$21,804,938	$22,657,304	$18,171,856	$38,061,716	$7,266,709	$80,083,855
2,008,048	2,669,890	1,199,740	2,567,367	3,654,701	4,792,051
$10.86	$8.49	$15.15	$14.83	$1.99	$16.71
$11.49	$8.98	$16.03	$15.69	$2.11	$17.68

$1,395,232	$1,310,092	$212,306,744	$4,063,760	$1,101,085	$30,330,507
129,470	159,203	14,518,936	308,690	851,558	2,022,654
$10.78	$8.23	$14.62	$13.16	$1.29	$15.00

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2022

	MassMutual Growth Opportunities Fund	MassMutual Mid Cap Value Fund
Assets:
Investments, at value (Note 2) (a)	$236,056,896	$98,660,615
Repurchase agreements, at value (Note 2) (b)	5,911,529	2,750,893
Total investments (c)	241,968,425	101,411,508
Cash	—	363
Foreign currency, at value (d)	—	—
Receivables from:
Investments sold
Regular delivery	2,123,186	569,694
Open forward contracts (Note 2)	—	9,401
Fund shares sold	87,793	10,829
Investment adviser (Note 3)	—	32,198
Interest and dividends	32,972	169,849
Foreign tax reclaims	10,968	1,721
Prepaid expenses	38,523	44,962
Total assets	244,261,867	102,250,525
Liabilities:
Payables for:
Investments purchased
Regular delivery	2,597,419	916,579
Open forward contracts (Note 2)	—	9,904
Foreign currency overdraft	—	25
Fund shares repurchased	744,350	895
Cash collateral held for securities on loan (Note 2)	6,702,873	68,961
Trustees’ fees and expenses (Note 3)	82,885	16,877
Affiliates (Note 3):
Administration fees	37,278	27,513
Investment advisory fees	150,427	62,975
Service fees	12,374	1,190
Distribution fees	1,052	82
Due to custodian	29,341	—
Accrued expense and other liabilities	81,320	84,469
Total liabilities	10,439,319	1,189,470
Net assets	$233,822,548	$101,061,055
Net assets consist of:
Paid-in capital	$255,410,891	$108,175,707
Accumulated earnings (loss)	(21,588,343)	(7,114,652)
Net assets	$233,822,548	$101,061,055

(a)	Cost of investments:	$281,039,622	$113,176,249
(b)	Cost of repurchase agreements:	$5,911,529	$2,750,893
(c)	Securities on loan with market value of:	$12,422,337	$494,945
(d)	Cost of foreign currency:	$—	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund	MassMutual Small Company Value Fund	MassMutual Mid Cap Growth Fund	MassMutual Small Cap Growth Equity Fund	MassMutual Overseas Fund	MassMutual Select T. Rowe Price International Equity Fund

$47,918,057	$197,591,033	$5,069,775,588	$511,320,719	$387,094,013	$1,298,543,979
2,276,333	1,594,316	84,415,685	20,746,302	9,671,698	796,077
50,194,390	199,185,349	5,154,191,273	532,067,021	396,765,711	1,299,340,056
—	—	5	17,675	23,197	203,820
60	—	—	11	29,448	3,812,285

276,954	207,259	30,677,811	1,911,637	303,873	4,146,220
—	141	—	—	—	—
8,395	36,650	3,374,428	1,659,497	262,081	617,764
—	23,906	—	—	72,510	126,870
42,684	169,599	705,666	303,411	452,421	3,736,012
—	—	32,171	—	3,208,219	3,218,995
37,829	38,851	59,378	50,185	39,201	8,577
50,560,312	199,661,755	5,189,040,732	536,009,437	401,156,661	1,315,210,599

1,063,986	263,589	32,951,496	131,252	967,272	15,535,739
—	8,696	—	—	—	—
—	—	—	—	—	—
8,088	10,486	5,217,436	219,458	829,829	437,224
246,505	3,166,453	25,184,258	8,359,079	2,564,482	25,119,089
16,871	54,923	468,462	91,363	88,137	47,362

22,179	30,610	315,309	49,089	53,801	32,936
32,280	147,741	3,123,102	365,381	277,302	—
4,425	8,072	117,820	23,280	22,996	—
433	232	13,625	2,320	2,848	—
—	—	—	—	—	—
77,029	85,842	231,266	186,253	367,200	1,042,331
1,471,796	3,776,644	67,622,774	9,427,475	5,173,867	42,214,681
$49,088,516	$195,885,111	$5,121,417,958	$526,581,962	$395,982,794	$1,272,995,918

$43,568,226	$197,633,188	$4,320,179,799	$585,628,115	$429,828,715	$1,513,587,468
5,520,290	(1,748,077)	801,238,159	(59,046,153)	(33,845,921)	(240,591,550)
$49,088,516	$195,885,111	$5,121,417,958	$526,581,962	$395,982,794	$1,272,995,918

$47,855,097	$223,157,515	$4,918,879,333	$538,632,229	$439,080,342	$1,526,651,200
$2,276,333	$1,594,316	$84,415,685	$20,746,302	$9,671,698	$796,077
$504,280	$5,492,315	$78,799,801	$26,470,437	$2,441,007	$35,499,222
$62	$—	$—	$12	$29,704	$3,824,637

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2022

	MassMutual Growth Opportunities Fund	MassMutual Mid Cap Value Fund
Class I shares:
Net assets	$146,814,187	$97,583,652
Shares outstanding (a)	32,164,168	9,240,256
Net asset value, offering price and redemption price per share	$4.56	$10.56
Class R5 shares:
Net assets	$33,626,104	$782,397
Shares outstanding (a)	7,647,326	73,028
Net asset value, offering price and redemption price per share	$4.40	$10.71
Service Class shares:
Net assets	$14,637,206	$88,418
Shares outstanding (a)	3,655,045	8,343
Net asset value, offering price and redemption price per share	$4.00	$10.60
Administrative Class shares:
Net assets	$22,601,669	$841,233
Shares outstanding (a)	6,432,032	77,242
Net asset value, offering price and redemption price per share	$3.51	$10.89
Class R4 shares:
Net assets	$637,840	$255,326
Shares outstanding (a)	238,146	24,365
Net asset value, offering price and redemption price per share	$2.68	$10.48
Class A shares:
Net assets	$14,094,579	$1,390,331
Shares outstanding (a)	5,439,605	130,519
Net asset value, and redemption price per share	$2.59	$10.65
Offering price per share (100/[100-maximum sales charge] of net asset value)	$2.74	$11.27
Class R3 shares:
Net assets	$1,410,963	$119,698
Shares outstanding (a)	833,623	11,460
Net asset value, offering price and redemption price per share	$1.69	$10.44

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund	MassMutual Small Company Value Fund	MassMutual Mid Cap Growth Fund	MassMutual Small Cap Growth Equity Fund	MassMutual Overseas Fund	MassMutual Select T. Rowe Price International Equity Fund

$31,862,720	$132,528,131	$3,824,988,373	$368,199,152	$232,440,544	$1,272,995,918
3,667,279	14,965,996	206,209,245	30,786,558	33,498,924	151,767,928
$8.69	$8.86	$18.55	$11.96	$6.94	$8.39

$6,512,723	$35,441,827	$834,944,781	$88,121,261	$86,220,183	$—
748,784	3,968,827	45,835,794	7,570,805	12,370,892	—
$8.70	$8.93	$18.22	$11.64	$6.97	$—

$2,189,326	$7,189,010	$158,487,439	$17,932,145	$30,650,933	$—
250,569	811,550	9,067,443	1,712,130	4,431,201	—
$8.74	$8.86	$17.48	$10.47	$6.92	$—

$2,188,714	$9,380,321	$136,292,494	$18,392,624	$13,633,077	$—
254,273	1,089,753	8,390,865	1,991,195	1,949,717	—
$8.61	$8.61	$16.24	$9.24	$6.99	$—

$1,193,383	$627,521	$59,610,584	$11,840,257	$16,143,896	$—
143,692	78,385	4,146,859	1,629,678	2,436,772	—
$8.31	$8.01	$14.37	$7.27	$6.63	$—

$4,520,796	$10,386,659	$87,758,068	$18,688,278	$12,858,190	$—
540,607	1,275,287	6,199,943	2,620,458	1,888,026	—
$8.36	$8.14	$14.15	$7.13	$6.81	$—
$8.85	$8.61	$14.97	$7.54	$7.21	$—

$620,854	$331,642	$19,336,219	$3,408,245	$4,035,971	$—
76,245	45,728	1,571,686	655,832	602,186	—
$8.14	$7.25	$12.30	$5.20	$6.70	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2022

	MassMutual Total Return Bond Fund	MassMutual Strategic Bond Fund
Investment income (Note 2):
Dividends (a)	$844	$—
Interest (b)	18,043,590	14,174,426
Securities lending net income	154,511	6,694
Non cash income	—	—
Total investment income	18,198,945	14,181,120
Expenses (Note 3):
Investment advisory fees	2,433,628	1,966,150
Custody fees	178,740	193,916
Audit fees	56,475	65,807
Legal fees	38,864	85,576
Proxy fees	1,332	1,337
Accounting & Administration fees	78,419	125,780
Shareholder reporting fees	27,294	28,641
Trustees’ fees	42,202	26,287
Registration and filing fees	101,275	98,032
Transfer agent fees	2,959	2,718
	2,961,188	2,594,244
Administration fees:
Class R5	31,100	65,910
Service Class	118,268	73,682
Administrative Class	42,987	88,834
Class R4	133,098	55,282
Class A	34,394	57,770
Class R3	39,497	14,016
Distribution and Service fees:
Class R4	166,372	69,103
Class A	28,662	48,142
Class R3	98,744	35,040
Total expenses	3,654,310	3,102,023
Expenses waived (Note 3):
Advisory fees waived	(243,363)	(252,307)
Net expenses:	3,410,947	2,849,716
Net investment income (loss)	14,787,998	11,331,404

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Value Fund	MassMutual Fundamental Value Fund	MM S&P 500 Index Fund	MassMutual Equity Opportunities Fund	MassMutual Fundamental Growth Fund	MassMutual Blue Chip Growth Fund

$9,156,185	$11,524,566	$45,698,730	$13,568,727	$250,523	$16,689,086
2,745	6,507	61,400	—	796	179,807
5,519	9,753	3,473	7,644	1,576	68,974
—	—	113,275	—	—	350,651
9,164,449	11,540,826	45,876,878	13,576,371	252,895	17,288,518

1,802,361	3,333,973	2,966,050	4,925,333	271,192	21,544,826
52,804	51,759	230,358	58,652	35,479	353,299
49,845	49,748	53,941	52,102	52,704	52,620
9,766	13,879	84,144	19,233	1,028	92,612
1,337	1,337	1,337	1,337	1,337	1,337
30,803	31,646	75,954	35,745	26,288	78,347
14,496	27,474	70,875	18,694	14,331	68,467
20,272	30,600	161,460	37,098	2,378	182,221
100,513	102,819	108,236	102,394	99,417	111,792
2,968	2,968	2,968	2,967	2,968	2,968
2,085,165	3,646,203	3,755,323	5,253,555	507,122	22,488,489

61,766	101,114	438,115	137,287	8,316	481,161
29,862	61,802	846,442	88,542	10,836	348,116
60,889	119,822	1,071,065	137,643	18,715	770,026
23,154	14,939	1,080,554	16,712	2,785	196,458
78,859	88,179	72,363	144,387	30,225	344,629
2,371	3,131	651,201	7,610	2,702	87,287

28,942	18,673	1,080,554	20,890	3,481	245,572
65,716	73,482	51,688	120,322	25,186	287,193
5,928	7,828	1,302,402	19,026	6,756	218,216
2,442,652	4,135,173	10,349,707	5,945,974	616,124	25,467,147

—	—	—	—	(3,775)	—
2,442,652	4,135,173	10,349,707	5,945,974	612,349	25,467,147
6,721,797	7,405,653	35,527,171	7,630,397	(359,454)	(8,178,629)

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2022

	MassMutual Total Return Bond Fund	MassMutual Strategic Bond Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$(55,524,266)	$(15,217,884)
Futures contracts	(753,509)	(22,401,574)
Written options	(2,358,289)	2,251,186
Swap agreements	15,526	3,552,280
Foreign currency transactions	43,207	(228,452)
Forward contracts	138,550	(2,541,719)
Net realized gain (loss)	(58,438,781)	(34,586,163)
Net change in unrealized appreciation (depreciation) on:
Investment transactions	(89,522,651)	(62,284,751)*
Futures contracts	(1,702,501)	(3,851,488)
Written options	53,377	(480,143)
Swap agreements	(3,846,884)	1,639,219
Translation of assets and liabilities in foreign currencies	(2,067)	9,780
Forward contracts	52,224	(1,180,378)
Net change in unrealized appreciation (depreciation)	(94,968,502)	(66,147,761)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(153,407,283)	(100,733,924)
Net increase (decrease) in net assets resulting from operations	$(138,619,285)	$(89,402,520)

(a)	Net of foreign withholding tax of:	$—	$—
(b)	Net of foreign withholding tax of:	$—	$26,418
*	Net of net increase (decrease) in accrued foreign capital gains tax of:	$—	$4,077

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Value Fund	MassMutual Fundamental Value Fund	MM S&P 500 Index Fund	MassMutual Equity Opportunities Fund	MassMutual Fundamental Growth Fund	MassMutual Blue Chip Growth Fund

$31,438,954	$69,872,024	$563,413,164	$91,683,265	$(1,530,616)	$321,056,019
—	—	(2,024,579)	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(2,109)	82	—	(16,588)	1	(1,240)
—	—	—	—	—	—
31,436,845	69,872,106	561,388,585	91,666,677	(1,530,615)	321,054,779

(63,531,195)	(109,676,818)	(996,755,380)	(134,604,817)	(13,385,532)	(1,559,109,735)
—	—	(1,426,502)	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
4,623	(20,851)	—	2,795	—	—
—	—	—	—	—	—
(63,526,572)	(109,697,669)	(998,181,882)	(134,602,022)	(13,385,532)	(1,559,109,735)
(32,089,727)	(39,825,563)	(436,793,297)	(42,935,345)	(14,916,147)	(1,238,054,956)
$(25,367,930)	$(32,419,910)	$(401,266,126)	$(35,304,948)	$(15,275,601)	$(1,246,233,585)

$88,576	$118,965	$10,004	$136,703	$335	$552,042
$—	$—	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2022

	MassMutual Growth Opportunities Fund	MassMutual Mid Cap Value Fund
Investment income (Note 2):
Dividends (a)	$812,468	$2,479,207
Interest	7,884	3,164
Securities lending net income	29,265	2,882
Non cash income	—	—
Total investment income	849,617	2,485,253
Expenses (Note 3):
Investment advisory fees	2,594,889	835,677
Custody fees	42,729	48,274
Audit fees	49,413	51,680
Legal fees	9,602	3,182
Proxy fees	1,337	1,337
Accounting & Administration fees	29,148	41,098
Shareholder reporting fees	15,559	16,938
Trustees’ fees	20,791	6,063
Registration and filing fees	100,942	99,941
Transfer agent fees	2,968	2,968
	2,867,378	1,107,158
Administration fees:
Class R5	55,515	990
Service Class	44,470	651
Administrative Class	105,244	2,950
Class R4	3,392	565
Class A	77,374	4,548
Class R3	4,173	270
Distribution and Service fees:
Class R4	4,241	706
Class A	64,479	3,790
Class R3	10,432	676
Total expenses	3,236,698	1,122,304
Expenses waived (Note 3):
Class I fees reimbursed by adviser	—	(365,521)
Class R5 fees reimbursed by adviser	—	(3,141)
Service Class fees reimbursed by adviser	—	(1,010)
Administrative Class fees reimbursed by adviser	—	(3,121)
Class R4 fees reimbursed by adviser	—	(900)
Class A fees reimbursed by adviser	—	(4,805)
Class R3 fees reimbursed by adviser	—	(429)
Advisory fees waived	(73,133)	—
Net expenses:	3,163,565	743,377
Net investment income (loss)	(2,313,948)	1,741,876

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund	MassMutual Small Company Value Fund	MassMutual Mid Cap Growth Fund	MassMutual Small Cap Growth Equity Fund	MassMutual Overseas Fund	MassMutual Select T. Rowe Price International Equity Fund

$741,303	$4,198,012	$34,180,136	$4,712,893	$12,779,588	$42,316,521
1,547	1,921	946,424	21,256	11,923	207,088
1,000	27,875	263,892	114,533	80,156	271,262
5,743	—	—	—	1,328,018	5,910,137
749,593	4,227,808	35,390,452	4,848,682	14,199,685	48,705,008

449,998	2,207,447	48,463,244	5,226,397	4,456,361	—
43,677	43,932	481,702	84,164	272,958	957,947
51,648	49,537	57,594	54,850	74,919	84,414
1,452	7,153	185,178	17,139	14,691	42,540
1,337	1,337	1,337	1,337	1,337	1,337
26,617	30,001	146,129	35,687	39,868	44,283
13,805	15,823	592,035	107,703	46,079	40,347
3,292	13,885	369,012	34,075	29,968	79,107
100,155	101,491	134,211	106,675	102,246	25,663
2,968	2,968	2,968	2,968	2,968	2,968
694,949	2,473,574	50,433,410	5,670,995	5,041,395	1,278,606

9,033	55,566	1,229,423	117,094	123,268	—
5,572	17,460	472,964	52,337	82,943	—
7,698	38,729	572,958	73,250	52,377	—
2,840	1,519	186,589	29,201	39,542	—
16,722	39,453	375,884	75,274	57,340	—
1,431	758	51,208	8,474	12,135	—

3,549	1,899	233,236	36,501	49,428	—
13,935	32,878	313,239	62,729	47,784	—
3,578	1,894	128,018	21,184	30,336	—
759,307	2,663,730	53,996,929	6,147,039	5,536,548	1,278,606

—	(156,822)	—	—	(378,113)	(1,278,606)
—	(50,029)	—	—	(143,755)	—
—	(8,195)	—	—	(47,434)	—
—	(11,805)	—	—	(20,459)	—
—	(711)	—	—	(22,329)	—
—	(12,237)	—	—	(22,089)	—
—	(359)	—	—	(7,389)	—
—	—	(1,497,063)	—	—	—
759,307	2,423,572	52,499,866	6,147,039	4,894,980	—
(9,714)	1,804,236	(17,109,414)	(1,298,357)	9,304,705	48,705,008

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2022

	MassMutual Growth Opportunities Fund	MassMutual Mid Cap Value Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$35,962,382	$7,925,042
Written options	—	—
Foreign currency transactions	(60)	(3,436)
Forward contracts	—	522,470
Net realized gain (loss)	35,962,322	8,444,076
Net change in unrealized appreciation (depreciation) on:
Investment transactions	(256,082,499)	(20,260,633)
Translation of assets and liabilities in foreign currencies	(74)	(330)
Forward contracts	—	(38,924)
Net change in unrealized appreciation (depreciation)	(256,082,573)	(20,299,887)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(220,120,251)	(11,855,811)
Net increase (decrease) in net assets resulting from operations	$(222,434,199)	$(10,113,935)

(a)	Net of foreign withholding tax of:	$7,067	$17,523
*	Net of net increase (decrease) in accrued foreign capital gains tax of:	$—	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund	MassMutual Small Company Value Fund	MassMutual Mid Cap Growth Fund	MassMutual Small Cap Growth Equity Fund	MassMutual Overseas Fund	MassMutual Select T. Rowe Price International Equity Fund

$9,238,514	$25,649,138	$769,437,185	$(21,760,546)	$35,721,888	$(11,663,786)
—	—	—	—	—	16,350
(108)	(75)	(1,304)	—	(161,784)	(353,858)
—	145,723	—	—	307,193	—
9,238,406	25,794,786	769,435,881	(21,760,546)	35,867,297	(12,001,294)

(16,694,657)	(76,349,772)	(2,767,704,752)	(172,539,430)	(181,819,734)*	(476,086,442)*
26	—	—	(1)	(330,699)	(987,557)
—	(14,881)	—	—	(130,292)	—
(16,694,631)	(76,364,653)	(2,767,704,752)	(172,539,431)	(182,280,725)	(477,073,999)
(7,456,225)	(50,569,867)	(1,998,268,871)	(194,299,977)	(146,413,428)	(489,075,293)
$(7,465,939)	$(48,765,631)	$(2,015,378,285)	$(195,598,334)	$(137,108,723)	$(440,370,285)

$2,380	$11,121	$88,004	$4,271	$1,673,786	$4,990,499
$—	$—	$—	$—	$575,834	$1,197,831

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Total Return Bond Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$14,787,998	$13,180,083
Net realized gain (loss)	(58,438,781)	4,466,855
Net change in unrealized appreciation (depreciation)	(94,968,502)	(16,898,443)
Net increase (decrease) in net assets resulting from operations	(138,619,285)	748,495
Distributions to shareholders (Note 2):
Class I	(12,175,679)	(36,195,787)
Class R5	(629,319)	(2,183,127)
Service Class	(1,020,606)	(4,814,337)
Administrative Class	(271,077)	(1,077,493)
Class R4	(1,037,468)	(5,283,413)
Class A	(151,047)	(595,039)
Class R3	(234,819)	(1,444,165)
Total distributions	(15,520,015)	(51,593,361)
Net fund share transactions (Note 5):
Class I	(7,978,138)	96,163,136
Class R5	(8,311,019)	3,833,656
Service Class	(10,451,111)	(17,605,651)
Administrative Class	(7,623,068)	(175,722)
Class R4	(14,311,651)	(16,602,248)
Class A	1,690,277	968,248
Class R3	(999,369)	(3,848,267)
Increase (decrease) in net assets from fund share transactions	(47,984,079)	62,733,152
Total increase (decrease) in net assets	(202,123,379)	11,888,286
Net assets
Beginning of year	922,017,495	910,129,209
End of year	$719,894,116	$922,017,495

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund		MassMutual Diversified Value Fund
Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021

$11,331,404	$15,753,495	$6,721,797	$6,805,227
(34,586,163)	20,775,833	31,436,845	43,114,317
(66,147,761)	(24,654,966)	(63,526,572)	76,405,646
(89,402,520)	11,874,362	(25,367,930)	126,325,190

(20,295,777)	(23,040,523)	(28,645,872)	(4,826,890)
(4,546,406)	(4,697,559)	(8,493,887)	(1,427,247)
(2,619,511)	(1,923,985)	(1,877,787)	(310,576)
(1,912,369)	(3,735,392)	(2,424,318)	(339,296)
(1,635,600)	(2,384,840)	(1,549,573)	(199,786)
(1,094,081)	(3,173,070)	(3,138,699)	(504,355)
(396,988)	(702,974)	(130,528)	(24,615)
(32,500,732)	(39,658,343)	(46,260,664)	(7,632,765)

(62,180,026)	(7,328,067)	(15,793,942)	(41,004,875)
(13,402,075)	(3,524,026)	(10,349,015)	(13,881,575)
13,880,105	(7,247,620)	(312,742)	(3,425,423)
(23,921,417)	(16,752,042)	(717,783)	(637,603)
(16,414,746)	(6,478,544)	(1,474,661)	(871,873)
(11,353,295)	(27,857,171)	102,357	(10,390,898)
(4,675,194)	(3,711,171)	559,826	(900,942)
(118,066,648)	(72,898,641)	(27,985,960)	(71,113,189)
(239,969,900)	(100,682,622)	(99,614,554)	47,579,236

646,826,520	747,509,142	377,530,052	329,950,816
$406,856,620	$646,826,520	$277,915,498	$377,530,052

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Fundamental Value Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$7,405,653	$6,635,888
Net realized gain (loss)	69,872,106	74,837,269
Net change in unrealized appreciation (depreciation)	(109,697,669)	123,978,956
Net increase (decrease) in net assets resulting from operations	(32,419,910)	205,452,113
Distributions to shareholders (Note 2):
Class I	(42,679,244)	(5,157,291)
Class R5	(13,424,402)	(2,353,725)
Service Class	(3,658,666)	(360,826)
Administrative Class	(5,544,501)	(834,960)
Class R4	(1,143,867)	(115,118)
Class A	(3,738,569)	(375,447)
Class R3	(189,182)	(10,379)
Total distributions	(70,378,431)	(9,207,746)
Net fund share transactions (Note 5):
Class I	(10,069,823)	(19,247,814)
Class R5	(24,357,743)	(69,565,446)
Service Class	2,258,758	279,092
Administrative Class	(16,813,679)	(28,849,743)
Class R4	(4,217,325)	(1,209,026)
Class A	(5,570,490)	(12,884,956)
Class R3	(75,885)	332,463
Increase (decrease) in net assets from fund share transactions	(58,846,187)	(131,145,430)
Total increase (decrease) in net assets	(161,644,528)	65,098,937
Net assets
Beginning of year	587,614,834	522,515,897
End of year	$425,970,306	$587,614,834

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund		MassMutual Equity Opportunities Fund
Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021

$35,527,171	$39,543,942	$7,630,397	$8,893,421
561,388,585	428,951,911	91,666,677	82,440,199
(998,181,882)	412,353,799	(134,602,022)	82,435,725
(401,266,126)	880,849,652	(35,304,948)	173,769,345

(184,016,801)	(184,594,221)	(51,816,002)	(29,303,320)
(60,703,846)	(62,427,564)	(19,138,493)	(11,320,812)
(45,847,810)	(56,637,356)	(5,530,550)	(3,060,907)
(43,469,722)	(56,802,753)	(6,343,270)	(3,107,276)
(59,838,315)	(81,258,599)	(1,104,425)	(641,099)
(2,886,746)	(3,735,318)	(6,388,911)	(4,112,745)
(36,541,127)	(33,665,725)	(456,521)	(280,015)
(433,304,367)	(479,121,536)	(90,778,172)	(51,826,174)

(255,288,917)	119,039,680	(1,791,654)	(38,652,063)
(52,512,755)	292,712	(58,102,852)	(18,198,761)
(33,680,700)	(55,563,343)	(4,247,306)	(8,411,791)
(74,032,960)	(46,621,732)	(9,342,480)	(1,296,344)
(41,857,468)	(128,706,061)	(849,806)	(1,300,240)
(1,953,696)	(1,424,408)	(6,175,857)	(11,829,692)
17,760,894	29,862,549	1,650,535	(689,241)
(441,565,602)	(83,120,603)	(78,859,420)	(80,378,132)
(1,276,136,095)	318,607,513	(204,942,540)	41,565,039

3,498,369,192	3,179,761,679	761,781,298	720,216,259
$2,222,233,097	$3,498,369,192	$556,838,758	$761,781,298

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Fundamental Growth Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(359,454)	$(564,496)
Net realized gain (loss)	(1,530,615)	17,886,297
Net change in unrealized appreciation (depreciation)	(13,385,532)	(376,347)
Net increase (decrease) in net assets resulting from operations	(15,275,601)	16,945,454
Distributions to shareholders (Note 2):
Class I	(3,135,065)	(6,380,932)
Class R5	(2,856,640)	(6,053,760)
Service Class	(1,845,774)	(3,030,485)
Administrative Class	(2,350,670)	(6,751,917)
Class R4	(569,215)	(841,305)
Class A	(4,304,968)	(7,726,774)
Class R3	(735,465)	(1,759,650)
Total distributions	(15,797,797)	(32,544,823)
Net fund share transactions (Note 5):
Class I	(4,177,932)	3,998,568
Class R5	(134,116)	1,326,428
Service Class	1,394,111	1,716,809
Administrative Class	1,212,754	(2,357,880)
Class R4	591,480	473,520
Class A	2,080,096	1,341,065
Class R3	777,393	(274,762)
Increase (decrease) in net assets from fund share transactions	1,743,786	6,223,748
Total increase (decrease) in net assets	(29,329,612)	(9,375,621)
Net assets
Beginning of year	55,331,253	64,706,874
End of year	$26,001,641	$55,331,253

The accompanying notes are an integral part of the financial statements.

MassMutual Blue Chip Growth Fund		MassMutual Growth Opportunities Fund
Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021

$(8,178,629)	$(10,923,488)	$(2,313,948)	$(3,465,501)
321,054,779	798,397,828	35,962,322	118,471,910
(1,559,109,735)	89,559,232	(256,082,573)	15,322,375
(1,246,233,585)	877,033,572	(222,434,199)	130,328,784

(505,752,573)	(127,404,610)	(63,212,251)	(47,724,289)
(109,320,598)	(28,785,200)	(16,825,851)	(21,391,483)
(38,828,325)	(9,281,346)	(7,030,586)	(6,439,381)
(63,222,321)	(18,063,967)	(13,489,206)	(11,015,116)
(25,050,959)	(6,486,894)	(871,903)	(691,469)
(28,345,519)	(10,446,481)	(12,095,384)	(9,735,160)
(11,466,411)	(3,093,658)	(1,142,314)	(479,063)
(781,986,706)	(203,562,156)	(114,667,495)	(97,475,961)

310,223,790	(374,006,009)	41,322,162	33,930,008
(10,020,589)	(85,488,562)	1,550,921	(34,648,348)
13,091,552	(6,808,938)	4,561,394	(3,278,486)
(27,500,331)	(96,534,878)	4,741,775	(8,087,089)
(19,969,685)	(11,561,211)	(236,423)	(119,268)
6,353,988	(90,410,401)	3,069,711	(3,377,993)
1,097,524	(13,043,278)	1,166,309	1,659,825
273,276,249	(677,853,277)	56,175,849	(13,921,351)
(1,754,944,042)	(4,381,861)	(280,925,845)	18,931,472

4,288,094,060	4,292,475,921	514,748,393	495,816,921
$2,533,150,018	$4,288,094,060	$233,822,548	$514,748,393

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Mid Cap Value Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,741,876	$1,514,512
Net realized gain (loss)	8,444,076	29,432,448
Net change in unrealized appreciation (depreciation)	(20,299,887)	5,223,076
Net increase (decrease) in net assets resulting from operations	(10,113,935)	36,170,036
Distributions to shareholders (Note 2):
Class I	(26,888,446)	(1,535,817)
Class R5	(232,404)	(9,182)
Service Class	(134,310)	(2,890)
Administrative Class	(217,970)	(10,657)
Class R4	(64,772)	(9,681)
Class A	(345,700)	(33,097)
Class R3	(33,429)	(3,107)
Total distributions	(27,917,031)	(1,604,431)
Net fund share transactions (Note 5):
Class I	19,458,604	(15,118,386)
Class R5	102,804	(78,209)
Service Class	(358,287)	284,050
Administrative Class	17,849	(37,094)
Class R4	72,072	(951,165)
Class A	333,445	(2,624,903)
Class R3	20,617	(356,301)
Increase (decrease) in net assets from fund share transactions	19,647,104	(18,882,008)
Total increase (decrease) in net assets	(18,383,862)	15,683,597
Net assets
Beginning of year	119,444,917	103,761,320
End of year	$101,061,055	$119,444,917

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund		MassMutual Small Company Value Fund
Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021

$(9,714)	$(47,141)	$1,804,236	$1,012,014
9,238,406	15,364,222	25,794,786	44,645,407
(16,694,631)	23,244,043	(76,364,653)	69,536,582
(7,465,939)	38,561,124	(48,765,631)	115,194,003

(9,194,395)	(1,714,290)	(24,481,352)	(812,256)
(2,283,497)	(392,010)	(8,756,926)	(380,666)
(701,615)	(102,703)	(1,250,165)	(31,805)
(618,052)	(119,788)	(2,095,447)	(88,859)
(353,982)	(87,302)	(113,169)	(6,237)
(1,433,744)	(190,647)	(1,983,118)	(31,978)
(177,490)	(26,075)	(57,144)	—
(14,762,775)	(2,632,815)	(38,737,321)	(1,351,801)

8,892,953	(38,627,240)	9,672,869	29,888,794
(1,280,738)	(4,505,136)	(12,319,821)	(12,033,263)
97,714	(720,319)	1,464,061	1,296,461
601,427	(2,046,395)	(1,110,615)	(6,925,230)
241,957	(1,861,118)	117,088	(811,423)
249,890	(665,065)	1,183,657	(4,188,434)
210,790	(379,380)	114,824	90,947
9,013,993	(48,804,653)	(877,937)	7,317,852
(13,214,721)	(12,876,344)	(88,380,889)	121,160,054

62,303,237	75,179,581	284,266,000	163,105,946
$49,088,516	$62,303,237	$195,885,111	$284,266,000

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Mid Cap Growth Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(17,109,414)	$(30,632,373)
Net realized gain (loss)	769,435,881	1,647,676,829
Net change in unrealized appreciation (depreciation)	(2,767,704,752)	828,830,012
Net increase (decrease) in net assets resulting from operations	(2,015,378,285)	2,445,874,468
Distributions to shareholders (Note 2):
Class I	(1,191,184,730)	(375,441,053)
Class R5	(296,057,142)	(93,364,700)
Service Class	(60,589,689)	(21,000,941)
Administrative Class	(48,166,646)	(16,747,973)
Class R4	(26,566,357)	(12,555,638)
Class A	(35,773,353)	(14,060,398)
Class R3	(7,898,792)	(2,425,094)
Total distributions	(1,666,236,709)	(535,595,797)
Net fund share transactions (Note 5):
Class I	(5,330,556)	(1,050,859,042)
Class R5	(202,318,073)	(133,644,713)
Service Class	(41,632,499)	(79,897,288)
Administrative Class	(7,318,752)	(67,420,563)
Class R4	(45,705,671)	(56,872,643)
Class A	(7,838,409)	(67,523,371)
Class R3	3,117,602	(5,336,176)
Increase (decrease) in net assets from fund share transactions	(307,026,358)	(1,461,553,796)
Total increase (decrease) in net assets	(3,988,641,352)	448,724,875
Net assets
Beginning of year	9,110,059,310	8,661,334,435
End of year	$5,121,417,958	$9,110,059,310

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund		MassMutual Overseas Fund
Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021

$(1,298,357)	$(3,403,677)	$9,304,705	$7,891,034
(21,760,546)	182,434,815	35,867,297	57,353,956
(172,539,431)	33,560,588	(182,280,725)	118,601,925
(195,598,334)	212,591,726	(137,108,723)	183,846,915

(106,892,194)	(29,012,613)	(36,687,508)	(9,459,279)
(33,194,542)	(11,622,191)	(14,531,662)	(3,249,074)
(7,598,507)	(2,891,135)	(4,314,842)	(923,098)
(7,499,285)	(2,733,082)	(1,831,463)	(421,047)
(5,183,552)	(1,628,809)	(2,008,900)	(395,010)
(9,396,325)	(4,198,556)	(2,031,119)	(637,174)
(1,924,436)	(582,672)	(623,942)	(131,963)
(171,688,841)	(52,669,058)	(62,029,436)	(15,216,645)

123,189,907	48,500,540	(32,486,555)	(89,876,994)
(1,391,715)	(14,434,041)	(28,533,311)	(11,110,200)
(3,835,779)	(4,142,715)	305,435	(2,927,620)
3,495,946	(6,527,416)	159,356	(4,219,010)
4,261,260	(1,752,684)	2,592,594	(1,874,361)
3,820,832	(11,314,222)	(4,725,515)	(14,609,910)
1,815,321	46,831	(726,116)	(734,871)
131,355,772	10,376,293	(63,414,112)	(125,352,966)
(235,931,403)	170,298,961	(262,552,271)	43,277,304

762,513,365	592,214,404	658,535,065	615,257,761
$526,581,962	$762,513,365	$395,982,794	$658,535,065

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Select T. Rowe Price International Equity Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$48,705,008	$39,053,643
Net realized gain (loss)	(12,001,294)	61,703,034
Net change in unrealized appreciation (depreciation)	(477,073,999)	231,627,276
Net increase (decrease) in net assets resulting from operations	(440,370,285)	332,383,953
Distributions to shareholders (Note 2):
Class I	(71,743,166)	(23,974,243)
Total distributions	(71,743,166)	(23,974,243)
Net fund share transactions (Note 5):
Class I	85,010,969	77,255,606
Increase (decrease) in net assets from fund share transactions	85,010,969	77,255,606
Total increase (decrease) in net assets	(427,102,482)	385,665,316
Net assets
Beginning of year	1,700,098,400	1,314,433,084
End of year	$1,272,995,918	$1,700,098,400

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Total Return Bond Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 10.21	$ 0.18	$ (1.78)	$ (1.60)	$ (0.17)	$ (0.02)	$ (0.19)	$ 8.42	(15.97%)	$ 553,149	0.37%	0.34%	1.92%
9/30/21	10.80	0.16	(0.13)	0.03	(0.24)	(0.38)	(0.62)	10.21	0.24%	677,869	0.36%	0.33%	1.55%
9/30/20	10.30	0.22	0.59	0.81	(0.31)	—	(0.31)	10.80	8.06%	616,932	0.36%	N/A	2.08%
9/30/19	9.62	0.30	0.67	0.97	(0.29)	—	(0.29)	10.30	10.42%	479,295	0.36%	N/A	3.03%
9/30/18	9.99	0.25	(0.34)	(0.09)	(0.28)	—	(0.28)	9.62	(0.98%)	426,828	0.34%	N/A	2.62%
Class R5
9/30/22	$ 10.19	$ 0.16	$ (1.76)	$ (1.60)	$ (0.16)	$ (0.02)	$ (0.18)	$ 8.41	(15.99%)	$ 25,777	0.47%	0.44%	1.74%
9/30/21	10.79	0.15	(0.14)	0.01	(0.23)	(0.38)	(0.61)	10.19	0.06%	39,879	0.46%	0.43%	1.45%
9/30/20	10.28	0.21	0.59	0.80	(0.29)	—	(0.29)	10.79	8.04%	38,177	0.46%	N/A	2.04%
9/30/19	9.60	0.29	0.67	0.96	(0.28)	—	(0.28)	10.28	10.32%	44,973	0.46%	N/A	2.93%
9/30/18	9.96	0.24	(0.34)	(0.10)	(0.26)	—	(0.26)	9.60	(1.01%)	51,708	0.44%	N/A	2.49%
Service Class
9/30/22	$ 10.24	$ 0.16	$ (1.79)	$ (1.63)	$ (0.15)	$ (0.02)	$ (0.17)	$ 8.44	(16.22%)	$ 49,614	0.57%	0.54%	1.67%
9/30/21	10.82	0.14	(0.12)	0.02	(0.22)	(0.38)	(0.60)	10.24	0.11%	70,920	0.55%	0.53%	1.33%
9/30/20	10.32	0.20	0.59	0.79	(0.29)	—	(0.29)	10.82	7.82%	93,185	0.56%	N/A	1.93%
9/30/19	9.63	0.28	0.68	0.96	(0.27)	—	(0.27)	10.32	10.24%	116,389	0.56%	N/A	2.83%
9/30/18	10.00	0.23	(0.34)	(0.11)	(0.26)	—	(0.26)	9.63	(1.17%)	131,813	0.54%	N/A	2.41%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	442%	435%	316%	217%	243%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 10.18	$ 0.14	$ (1.76)	$ (1.62)	$ (0.14)	$ (0.02)	$ (0.16)	$ 8.40	(16.20%)	$ 9,165	0.67%	0.64%	1.44%
9/30/21	10.77	0.13	(0.13)	0.00[d]	(0.21)	(0.38)	(0.59)	10.18	(0.07%)	19,333	0.66%	0.63%	1.24%
9/30/20	10.25	0.19	0.59	0.78	(0.26)	—	(0.26)	10.77	7.79%	20,596	0.66%	N/A	1.84%
9/30/19	9.57	0.27	0.67	0.94	(0.26)	—	(0.26)	10.25	10.10%	21,183	0.66%	N/A	2.77%
9/30/18	9.93	0.22	(0.34)	(0.12)	(0.24)	—	(0.24)	9.57	(1.21%)	53,849	0.64%	N/A	2.30%
Class R4
9/30/22	$ 10.25	$ 0.13	$ (1.78)	$ (1.65)	$ (0.12)	$ (0.02)	$ (0.14)	$ 8.46	(16.35%)	$ 53,395	0.82%	0.79%	1.41%
9/30/21	10.83	0.11	(0.13)	(0.02)	(0.18)	(0.38)	(0.56)	10.25	(0.20%)	79,970	0.80%	0.78%	1.07%
9/30/20	10.32	0.18	0.59	0.77	(0.26)	—	(0.26)	10.83	7.64%	102,120	0.81%	N/A	1.72%
9/30/19	9.63	0.25	0.69	0.94	(0.25)	—	(0.25)	10.32	9.96%	160,788	0.81%	N/A	2.58%
9/30/18	9.99	0.21	(0.35)	(0.14)	(0.22)	—	(0.22)	9.63	(1.42%)	172,390	0.79%	N/A	2.15%
Class A
9/30/22	$ 10.12	$ 0.13	$ (1.77)	$ (1.64)	$ (0.11)	$ (0.02)	$ (0.13)	$ 8.35	(16.40%)	$ 11,149	0.92%	0.89%	1.42%
9/30/21	10.72	0.10	(0.13)	(0.03)	(0.19)	(0.38)	(0.57)	10.12	(0.33%)	11,662	0.91%	0.88%	0.98%
9/30/20	10.23	0.16	0.58	0.74	(0.25)	—	(0.25)	10.72	7.45%	11,334	0.91%	N/A	1.56%
9/30/19	9.56	0.24	0.68	0.92	(0.25)	—	(0.25)	10.23	9.89%	8,464	0.91%	N/A	2.48%
9/30/18	9.93	0.20	(0.35)	(0.15)	(0.22)	—	(0.22)	9.56	(1.51%)	4,327	0.89%	N/A	2.07%
Class R3
9/30/22	$ 10.15	$ 0.11	$ (1.78)	$ (1.67)	$ (0.09)	$ (0.02)	$ (0.11)	$ 8.37	(16.62%)	$ 17,646	1.07%	1.04%	1.20%
9/30/21	10.73	0.09	(0.12)	(0.03)	(0.17)	(0.38)	(0.55)	10.15	(0.37%)	22,384	1.05%	1.03%	0.83%
9/30/20	10.23	0.15	0.58	0.73	(0.23)	—	(0.23)	10.73	7.33%	27,785	1.06%	N/A	1.43%
9/30/19	9.55	0.23	0.67	0.90	(0.22)	—	(0.22)	10.23	9.63%	30,478	1.06%	N/A	2.33%
9/30/18	9.90	0.18	(0.34)	(0.16)	(0.19)	—	(0.19)	9.55	(1.61%)	33,583	1.04%	N/A	1.91%

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 10.90	$ 0.23	$ (1.97)	$ (1.74)	$ (0.44)	$ (0.21)	$ (0.65)	$ 8.51	(17.05%)	$ 261,784	0.51%	0.46%	2.35%
9/30/21	11.30	0.25	(0.05)	0.20	(0.33)	(0.27)	(0.60)	10.90	1.79%	400,718	0.46%	0.46%[k]	2.28%
9/30/20	11.05	0.30	0.41	0.71	(0.31)	(0.15)	(0.46)	11.30	6.70%	423,904	0.47%	0.47%[n]	2.76%
9/30/19	10.12	0.35	0.86	1.21	(0.28)	—	(0.28)	11.05	12.31%	377,879	0.49%	0.48%	3.37%
9/30/18	10.65	0.32	(0.60)	(0.28)	(0.25)	—	(0.25)	10.12	(2.69%)	287,070	0.47%	0.47%[n]	3.13%
Class R5
9/30/22	$ 10.90	$ 0.22	$ (1.98)	$ (1.76)	$ (0.42)	$ (0.21)	$ (0.63)	$ 8.51	(17.14%)	$ 53,494	0.61%	0.56%	2.25%
9/30/21	11.31	0.24	(0.06)	0.18	(0.32)	(0.27)	(0.59)	10.90	1.61%	83,071	0.56%	0.56%[k]	2.19%
9/30/20	11.05	0.29	0.42	0.71	(0.30)	(0.15)	(0.45)	11.31	6.66%	89,644	0.57%	0.57%[n]	2.65%
9/30/19	10.12	0.34	0.86	1.20	(0.27)	—	(0.27)	11.05	12.20%	79,978	0.59%	0.58%	3.27%
9/30/18	10.65	0.31	(0.60)	(0.29)	(0.24)	—	(0.24)	10.12	(2.79%)	78,583	0.57%	0.57%[n]	3.02%
Service Class
9/30/22	$ 10.91	$ 0.21	$ (1.98)	$ (1.77)	$ (0.42)	$ (0.21)	$ (0.63)	$ 8.51	(17.25%)	$ 33,007	0.72%	0.67%	2.20%
9/30/21	11.31	0.23	(0.05)	0.18	(0.31)	(0.27)	(0.58)	10.91	1.59%	29,022	0.66%	0.66%[k]	2.08%
9/30/20	11.05	0.28	0.42	0.70	(0.29)	(0.15)	(0.44)	11.31	6.53%	37,611	0.67%	0.67%[n]	2.57%
9/30/19	10.12	0.33	0.86	1.19	(0.26)	—	(0.26)	11.05	12.02%	36,123	0.69%	0.68%	3.17%
9/30/18	10.64	0.30	(0.59)	(0.29)	(0.23)	—	(0.23)	10.12	(2.78%)	52,794	0.67%	0.67%[n]	2.89%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	118%	120%	193%	262%	294%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 10.85	$ 0.20	$ (1.97)	$ (1.77)	$ (0.38)	$ (0.21)	$ (0.59)	$ 8.49	(17.29%)	$ 20,188	0.81%	0.76%	1.98%
9/30/21	11.25	0.22	(0.05)	0.17	(0.30)	(0.27)	(0.57)	10.85	1.49%	50,859	0.76%	0.76%[k]	1.98%
9/30/20	11.00	0.27	0.41	0.68	(0.28)	(0.15)	(0.43)	11.25	6.40%	70,366	0.77%	0.77%[n]	2.47%
9/30/19	10.08	0.32	0.85	1.17	(0.25)	—	(0.25)	11.00	11.91%	76,297	0.79%	0.78%	3.07%
9/30/18	10.61	0.29	(0.60)	(0.31)	(0.22)	—	(0.22)	10.08	(2.96%)	70,368	0.77%	0.77%[n]	2.81%
Class R4
9/30/22	$ 10.78	$ 0.18	$ (1.95)	$ (1.77)	$ (0.37)	$ (0.21)	$ (0.58)	$ 8.43	(17.40%)	$ 18,821	0.96%	0.91%	1.86%
9/30/21	11.18	0.20	(0.05)	0.15	(0.28)	(0.27)	(0.55)	10.78	1.31%	41,556	0.91%	0.91%[k]	1.83%
9/30/20	10.93	0.25	0.41	0.66	(0.26)	(0.15)	(0.41)	11.18	6.29%	49,770	0.92%	0.92%[n]	2.33%
9/30/19	10.01	0.30	0.86	1.16	(0.24)	—	(0.24)	10.93	11.82%	66,656	0.94%	0.93%	2.91%
9/30/18	10.55	0.27	(0.60)	(0.33)	(0.21)	—	(0.21)	10.01	(3.17%)	67,672	0.92%	0.92%[n]	2.67%
Class A
9/30/22	$ 10.80	$ 0.17	$ (1.96)	$ (1.79)	$ (0.32)	$ (0.21)	$ (0.53)	$ 8.48	(17.46%)	$ 14,285	1.06%	1.01%	1.76%
9/30/21	11.21	0.19	(0.05)	0.14	(0.28)	(0.27)	(0.55)	10.80	1.21%	30,068	1.01%	1.01%[k]	1.72%
9/30/20	10.97	0.24	0.41	0.65	(0.26)	(0.15)	(0.41)	11.21	6.09%	60,452	1.02%	1.02%[n]	2.20%
9/30/19	10.04	0.29	0.86	1.15	(0.22)	—	(0.22)	10.97	11.72%	49,917	1.04%	1.03%	2.82%
9/30/18	10.57	0.26	(0.59)	(0.33)	(0.20)	—	(0.20)	10.04	(3.23%)	45,189	1.02%	1.02%[n]	2.54%
Class R3
9/30/22	$ 10.67	$ 0.16	$ (1.94)	$ (1.78)	$ (0.32)	$ (0.21)	$ (0.53)	$ 8.36	(17.61%)	$ 5,277	1.21%	1.16%	1.60%
9/30/21	11.07	0.17	(0.05)	0.12	(0.25)	(0.27)	(0.52)	10.67	1.03%	11,534	1.16%	1.16%[k]	1.59%
9/30/20	10.82	0.22	0.41	0.63	(0.23)	(0.15)	(0.38)	11.07	6.02%	15,761	1.17%	1.17%[n]	2.09%
9/30/19	9.92	0.27	0.84	1.11	(0.21)	—	(0.21)	10.82	11.48%	18,689	1.19%	1.18%	2.67%
9/30/18	10.45	0.24	(0.58)	(0.34)	(0.19)	—	(0.19)	9.92	(3.32%)	19,519	1.17%	1.17%[n]	2.42%

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Value Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 13.48	$ 0.25	$ (1.15)	$ (0.90)	$ (0.26)	$ (1.45)	$ (1.71)	$ 10.87	(8.47%)	$ 168,929	0.58%	1.97%
9/30/21	9.87	0.23	3.62	3.85	(0.24)	—	(0.24)	13.48	39.59%	230,230	0.57%	1.84%
9/30/20	11.48	0.25	(1.01)	(0.76)	(0.28)	(0.57)	(0.85)	9.87	(7.64%)	197,915	0.58%	2.42%
9/30/19	13.48	0.26	(0.33)	(0.07)	(0.26)	(1.67)	(1.93)	11.48	1.59%	210,652	0.58%	2.31%
9/30/18	16.69	0.25	1.70	1.95	(0.42)	(4.74)	(5.16)	13.48	13.43%	202,121	0.57%	1.85%
Class R5
9/30/22	$ 13.50	$ 0.24	$ (1.15)	$ (0.91)	$ (0.24)	$ (1.45)	$ (1.69)	$ 10.90	(8.48%)	$ 48,259	0.68%	1.86%
9/30/21	9.89	0.22	3.62	3.84	(0.23)	—	(0.23)	13.50	39.38%	70,251	0.67%	1.74%
9/30/20	11.50	0.24	(1.02)	(0.78)	(0.26)	(0.57)	(0.83)	9.89	(7.75%)	62,821	0.68%	2.33%
9/30/19	13.50	0.25	(0.33)	(0.08)	(0.25)	(1.67)	(1.92)	11.50	1.48%	74,403	0.68%	2.19%
9/30/18	16.71	0.24	1.69	1.93	(0.40)	(4.74)	(5.14)	13.50	13.28%	143,091	0.67%	1.80%
Service Class
9/30/22	$ 13.50	$ 0.23	$ (1.15)	$ (0.92)	$ (0.23)	$ (1.45)	$ (1.68)	$ 10.90	(8.57%)	$ 11,979	0.78%	1.77%
9/30/21	9.89	0.20	3.63	3.83	(0.22)	—	(0.22)	13.50	39.28%	15,170	0.77%	1.65%
9/30/20	11.51	0.23	(1.02)	(0.79)	(0.26)	(0.57)	(0.83)	9.89	(7.88%)	13,967	0.78%	2.25%
9/30/19	13.49	0.24	(0.32)	(0.08)	(0.23)	(1.67)	(1.90)	11.51	1.40%	10,046	0.78%	2.08%
9/30/18	16.69	0.22	1.70	1.92	(0.38)	(4.74)	(5.12)	13.49	13.21%	13,564	0.77%	1.64%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	43%	60%	52%	42%	75%

c	Per share amount calculated on the average shares method.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 13.61	$ 0.21	$ (1.17)	$ (0.96)	$ (0.21)	$ (1.45)	$ (1.66)	$ 10.99	(8.76%)	$ 16,695	0.88%	1.66%
9/30/21	9.96	0.19	3.67	3.86	(0.21)	—	(0.21)	13.61	39.24%	21,354	0.87%	1.54%
9/30/20	11.59	0.22	(1.03)	(0.81)	(0.25)	(0.57)	(0.82)	9.96	(7.99%)	16,359	0.88%	2.12%
9/30/19	13.58	0.23	(0.33)	(0.10)	(0.22)	(1.67)	(1.89)	11.59	1.29%	20,346	0.88%	2.01%
9/30/18	16.76	0.21	1.70	1.91	(0.35)	(4.74)	(5.09)	13.58	13.07%	15,165	0.87%	1.61%
Class R4
9/30/22	$ 13.24	$ 0.19	$ (1.12)	$ (0.93)	$ (0.20)	$ (1.45)	$ (1.65)	$ 10.66	(8.83%)	$ 8,853	1.03%	1.51%
9/30/21	9.70	0.17	3.57	3.74	(0.20)	—	(0.20)	13.24	39.00%	12,608	1.02%	1.39%
9/30/20	11.31	0.20	(1.01)	(0.81)	(0.23)	(0.57)	(0.80)	9.70	(8.14%)	9,823	1.03%	2.00%
9/30/19	13.32	0.21	(0.32)	(0.11)	(0.23)	(1.67)	(1.90)	11.31	1.18%	6,570	1.03%	1.88%
9/30/18	16.56	0.19	1.68	1.87	(0.37)	(4.74)	(5.11)	13.32	12.93%	4,523	1.02%	1.44%
Class A
9/30/22	$ 13.45	$ 0.18	$ (1.15)	$ (0.97)	$ (0.17)	$ (1.45)	$ (1.62)	$ 10.86	(8.93%)	$ 21,805	1.13%	1.42%
9/30/21	9.85	0.16	3.63	3.79	(0.19)	—	(0.19)	13.45	38.84%	26,835	1.12%	1.29%
9/30/20	11.46	0.19	(1.02)	(0.83)	(0.21)	(0.57)	(0.78)	9.85	(8.22%)	27,575	1.13%	1.87%
9/30/19	13.45	0.20	(0.32)	(0.12)	(0.20)	(1.67)	(1.87)	11.46	1.03%	37,170	1.13%	1.75%
9/30/18	16.64	0.18	1.69	1.87	(0.32)	(4.74)	(5.06)	13.45	12.82%	45,319	1.12%	1.36%
Class R3
9/30/22	$ 13.35	$ 0.16	$ (1.14)	$ (0.98)	$ (0.14)	$ (1.45)	$ (1.59)	$ 10.78	(9.09%)	$ 1,395	1.28%	1.31%
9/30/21	9.77	0.14	3.61	3.75	(0.17)	—	(0.17)	13.35	38.73%	1,082	1.27%	1.14%
9/30/20	11.39	0.18	(1.02)	(0.84)	(0.21)	(0.57)	(0.78)	9.77	(8.38%)	1,492	1.28%	1.76%
9/30/19	13.37	0.18	(0.31)	(0.13)	(0.18)	(1.67)	(1.85)	11.39	0.91%	1,387	1.28%	1.59%
9/30/18	16.59	0.15	1.68	1.83	(0.31)	(4.74)	(5.05)	13.37	12.56%	2,177	1.27%	1.13%

The accompanying notes are an integral part of the financial statements.

MassMutual Fundamental Value Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 10.48	$ 0.14	$ (0.77)	$ (0.63)	$ (0.08)	$ (1.23)	$ (1.31)	$ 8.54	(7.69%)	$ 277,621	0.66%	1.43%
9/30/21	7.52	0.12	2.99	3.11	(0.15)	—	(0.15)	10.48	41.76%	353,238	0.65%	1.19%
9/30/20	10.33	0.15	(0.72)	(0.57)	(0.23)	(2.01)	(2.24)	7.52	(8.51%)	268,368	0.66%	1.85%
9/30/19	11.93	0.20	(0.39)	(0.19)	(0.23)	(1.18)	(1.41)	10.33	(0.07%)	353,302	0.64%	1.96%
9/30/18	13.01	0.23	0.81	1.04	(0.24)	(1.88)	(2.12)	11.93	8.56%	632,974	0.63%	1.91%
Class R5
9/30/22	$ 10.56	$ 0.13	$ (0.78)	$ (0.65)	$ (0.06)	$ (1.23)	$ (1.29)	$ 8.62	(7.73%)	$ 69,771	0.76%	1.31%
9/30/21	7.57	0.11	3.02	3.13	(0.14)	—	(0.14)	10.56	41.74%	112,193	0.75%	1.11%
9/30/20	10.39	0.14	(0.73)	(0.59)	(0.22)	(2.01)	(2.23)	7.57	(8.68%)	132,370	0.76%	1.75%
9/30/19	11.98	0.19	(0.38)	(0.19)	(0.22)	(1.18)	(1.40)	10.39	(0.13%)	196,887	0.74%	1.85%
9/30/18	13.06	0.22	0.80	1.02	(0.22)	(1.88)	(2.10)	11.98	8.39%	309,004	0.73%	1.80%
Service Class
9/30/22	$ 10.49	$ 0.12	$ (0.76)	$ (0.64)	$ (0.06)	$ (1.23)	$ (1.29)	$ 8.56	(7.76%)	$ 26,311	0.86%	1.23%
9/30/21	7.53	0.10	2.99	3.09	(0.13)	—	(0.13)	10.49	41.43%	29,948	0.85%	0.99%
9/30/20	10.34	0.13	(0.72)	(0.59)	(0.21)	(2.01)	(2.22)	7.53	(8.76%)	21,654	0.86%	1.64%
9/30/19	11.93	0.18	(0.38)	(0.20)	(0.21)	(1.18)	(1.39)	10.34	(0.25%)	30,115	0.84%	1.75%
9/30/18	13.00	0.20	0.81	1.01	(0.20)	(1.88)	(2.08)	11.93	8.36%	49,551	0.83%	1.69%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	30%	38%	54%	103%	46%

c	Per share amount calculated on the average shares method.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 10.59	$ 0.11	$ (0.78)	$ (0.67)	$ (0.04)	$ (1.23)	$ (1.27)	$ 8.65	(7.94%)	$ 24,364	0.96%	1.09%
9/30/21	7.60	0.09	3.02	3.11	(0.12)	—	(0.12)	10.59	41.33%	47,797	0.95%	0.92%
9/30/20	10.41	0.13	(0.73)	(0.60)	(0.20)	(2.01)	(2.21)	7.60	(8.78%)	56,880	0.96%	1.53%
9/30/19	12.00	0.17	(0.38)	(0.21)	(0.20)	(1.18)	(1.38)	10.41	(0.36%)	58,983	0.94%	1.65%
9/30/18	13.07	0.19	0.81	1.00	(0.19)	(1.88)	(2.07)	12.00	8.21%	85,905	0.93%	1.60%
Class R4
9/30/22	$ 10.19	$ 0.09	$ (0.74)	$ (0.65)	$ (0.03)	$ (1.23)	$ (1.26)	$ 8.28	(8.06%)	$ 3,937	1.11%	0.95%
9/30/21	7.32	0.07	2.91	2.98	(0.11)	—	(0.11)	10.19	41.10%	9,329	1.10%	0.74%
9/30/20	10.11	0.11	(0.70)	(0.59)	(0.19)	(2.01)	(2.20)	7.32	(8.98%)	7,609	1.11%	1.41%
9/30/19	11.67	0.15	(0.37)	(0.22)	(0.16)	(1.18)	(1.34)	10.11	(0.47%)	9,055	1.09%	1.48%
9/30/18	12.77	0.17	0.79	0.96	(0.18)	(1.88)	(2.06)	11.67	8.06%	9,172	1.08%	1.45%
Class A
9/30/22	$ 10.41	$ 0.09	$ (0.77)	$ (0.68)	$ (0.01)	$ (1.23)	$ (1.24)	$ 8.49	(8.13%)	$ 22,657	1.21%	0.87%
9/30/21	7.46	0.06	2.98	3.04	(0.09)	—	(0.09)	10.41	40.98%	33,431	1.20%	0.65%
9/30/20	10.26	0.11	(0.73)	(0.62)	(0.17)	(2.01)	(2.18)	7.46	(9.06%)	34,647	1.21%	1.33%
9/30/19	11.83	0.14	(0.37)	(0.23)	(0.16)	(1.18)	(1.34)	10.26	(0.58%)	66,407	1.19%	1.38%
9/30/18	12.90	0.16	0.80	0.96	(0.15)	(1.88)	(2.03)	11.83	7.94%	84,733	1.18%	1.34%
Class R3
9/30/22	$ 10.14	$ 0.07	$ (0.74)	$ (0.67)	$ (0.01)	$ (1.23)	$ (1.24)	$ 8.23	(8.26%)	$ 1,310	1.36%	0.73%
9/30/21	7.27	0.05	2.90	2.95	(0.08)	—	(0.08)	10.14	40.82%	1,678	1.35%	0.49%
9/30/20	10.05	0.09	(0.71)	(0.62)	(0.15)	(2.01)	(2.16)	7.27	(9.23%)	989	1.36%	1.15%
9/30/19	11.63	0.12	(0.37)	(0.25)	(0.15)	(1.18)	(1.33)	10.05	(0.77%)	2,362	1.34%	1.23%
9/30/18	12.72	0.14	0.79	0.93	(0.14)	(1.88)	(2.02)	11.63	7.84%	2,831	1.33%	1.21%

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 21.46	$ 0.27	$ (2.98)	$ (2.71)	$ (0.29)	$ (2.53)	$ (2.82)	$ 15.93	(15.56%)	$ 900,471	0.12%	1.36%
9/30/21	19.31	0.28	4.91	5.19	(0.39)	(2.65)	(3.04)	21.46	29.93%	1,495,161	0.12%	1.36%
9/30/20	17.92	0.32	2.30	2.62	(0.40)	(0.83)	(1.23)	19.31	15.04%	1,210,251	0.12%	1.79%
9/30/19	20.48	0.32	(0.00)d,aa	0.32	(0.37)	(2.51)	(2.88)	17.92	4.17%	1,083,523	0.12%	1.86%
9/30/18	21.59	0.37	3.00	3.37	(0.48)	(4.00)	(4.48)	20.48	17.77%	819,557	0.12%	1.86%
Class R5
9/30/22	$ 21.55	$ 0.25	$ (3.01)	$ (2.76)	$ (0.26)	$ (2.53)	$ (2.79)	$ 16.00	(15.68%)	$ 300,070	0.22%	1.27%
9/30/21	19.38	0.26	4.93	5.19	(0.37)	(2.65)	(3.02)	21.55	29.78%	471,641	0.22%	1.26%
9/30/20	17.98	0.30	2.31	2.61	(0.38)	(0.83)	(1.21)	19.38	14.93%	416,360	0.22%	1.70%
9/30/19	20.53	0.31	(0.01)aa	0.30	(0.34)	(2.51)	(2.85)	17.98	4.05%	487,312	0.22%	1.76%
9/30/18	21.63	0.35	3.01	3.36	(0.46)	(4.00)	(4.46)	20.53	17.65%	532,163	0.22%	1.75%
Service Class
9/30/22	$ 21.60	$ 0.22	$ (3.02)	$ (2.80)	$ (0.23)	$ (2.53)	$ (2.76)	$ 16.04	(15.84%)	$ 244,212	0.37%	1.12%
9/30/21	19.41	0.23	4.95	5.18	(0.34)	(2.65)	(2.99)	21.60	29.63%	371,149	0.37%	1.11%
9/30/20	18.00	0.28	2.31	2.59	(0.35)	(0.83)	(1.18)	19.41	14.80%	381,745	0.37%	1.54%
9/30/19	20.55	0.28	(0.01)aa	0.27	(0.31)	(2.51)	(2.82)	18.00	3.84%	395,249	0.37%	1.61%
9/30/18	21.64	0.32	3.02	3.34	(0.43)	(4.00)	(4.43)	20.55	17.48%	481,405	0.37%	1.59%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	2%	4%	6%	4%	3%[q]

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 12% including securities received from subscriptions in-kind.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 21.05	$ 0.19	$ (2.92)	$ (2.73)	$ (0.20)	$ (2.53)	$ (2.73)	$ 15.59	(15.88%)	$ 213,739	0.47%	1.01%
9/30/21	18.99	0.20	4.83	5.03	(0.32)	(2.65)	(2.97)	21.05	29.45%	368,149	0.47%	1.01%
9/30/20	17.63	0.25	2.27	2.52	(0.33)	(0.83)	(1.16)	18.99	14.68%	370,740	0.47%	1.45%
9/30/19	20.19	0.26	(0.01)aa	0.25	(0.30)	(2.51)	(2.81)	17.63	3.77%	476,225	0.47%	1.51%
9/30/18	21.34	0.29	2.97	3.26	(0.41)	(4.00)	(4.41)	20.19	17.34%	606,359	0.47%	1.50%
Class R4
9/30/22	$ 20.69	$ 0.16	$ (2.87)	$ (2.71)	$ (0.16)	$ (2.53)	$ (2.69)	$ 15.29	(16.01%)	$ 333,263	0.62%	0.87%
9/30/21	18.71	0.17	4.75	4.92	(0.29)	(2.65)	(2.94)	20.69	29.26%	494,937	0.62%	0.87%
9/30/20	17.39	0.22	2.24	2.46	(0.31)	(0.83)	(1.14)	18.71	14.51%	561,315	0.62%	1.29%
9/30/19	19.95	0.23	(0.02)aa	0.21	(0.26)	(2.51)	(2.77)	17.39	3.61%	594,415	0.62%	1.36%
9/30/18	21.13	0.26	2.93	3.19	(0.37)	(4.00)	(4.37)	19.95	17.15%	681,097	0.62%	1.35%
Class A
9/30/22	$ 20.51	$ 0.14	$ (2.83)	$ (2.69)	$ (0.14)	$ (2.53)	$ (2.67)	$ 15.15	(16.06%)	$ 18,172	0.72%	0.77%
9/30/21	18.57	0.15	4.72	4.87	(0.28)	(2.65)	(2.93)	20.51	29.14%	25,655	0.72%	0.76%
9/30/20	17.26	0.21	2.21	2.42	(0.28)	(0.83)	(1.11)	18.57	14.40%	23,908	0.72%	1.20%
9/30/19	19.82	0.21	(0.02)aa	0.19	(0.24)	(2.51)	(2.75)	17.26	3.46%	28,147	0.72%	1.26%
9/30/18	21.03	0.24	2.92	3.16	(0.37)	(4.00)	(4.37)	19.82	17.06%	34,494	0.72%	1.25%
Class R3
9/30/22	$ 19.92	$ 0.11	$ (2.74)	$ (2.63)	$ (0.14)	$ (2.53)	$ (2.67)	$ 14.62	(16.25%)	$ 212,307	0.87%	0.63%
9/30/21	18.12	0.11	4.60	4.71	(0.26)	(2.65)	(2.91)	19.92	28.96%	271,678	0.87%	0.60%
9/30/20	16.87	0.17	2.17	2.34	(0.26)	(0.83)	(1.09)	18.12	14.25%	215,443	0.87%	1.04%
9/30/19	19.45	0.18	(0.02)aa	0.16	(0.23)	(2.51)	(2.74)	16.87	3.34%	222,503	0.87%	1.11%
9/30/18	20.72	0.21	2.87	3.08	(0.35)	(4.00)	(4.35)	19.45	16.90%	251,216	0.87%	1.10%

The accompanying notes are an integral part of the financial statements.

MassMutual Equity Opportunities Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 20.17	$ 0.23	$ (1.29)	$ (1.06)	$ (0.25)	$ (2.20)	$ (2.45)	$ 16.66	(6.98%)	$ 355,035	0.74%	1.17%
9/30/21	17.22	0.24	3.99	4.23	(0.24)	(1.04)	(1.28)	20.17	25.67%	432,817	0.73%	1.25%
9/30/20	18.33	0.27	0.26	0.53	(0.29)	(1.35)	(1.64)	17.22	2.73%	402,371	0.74%	1.64%
9/30/19	18.41	0.27	1.36	1.63	(0.28)	(1.43)	(1.71)	18.33	10.82%	274,970	0.74%	1.60%
9/30/18	22.45	0.27	2.75	3.02	(0.51)	(6.55)	(7.06)	18.41	16.23%	268,240	0.74%	1.50%
Class R5
9/30/22	$ 20.26	$ 0.21	$ (1.29)	$ (1.08)	$ (0.23)	$ (2.20)	$ (2.43)	$ 16.75	(7.05%)	$ 84,471	0.83%	1.06%
9/30/21	17.30	0.22	4.00	4.22	(0.22)	(1.04)	(1.26)	20.26	25.48%	165,143	0.83%	1.15%
9/30/20	18.41	0.26	0.25	0.51	(0.27)	(1.35)	(1.62)	17.30	2.61%	156,171	0.84%	1.50%
9/30/19	18.47	0.26	1.37	1.63	(0.26)	(1.43)	(1.69)	18.41	10.76%	180,002	0.84%	1.50%
9/30/18	22.50	0.25	2.75	3.00	(0.48)	(6.55)	(7.03)	18.47	16.09%	188,418	0.84%	1.38%
Service Class
9/30/22	$ 19.75	$ 0.18	$ (1.25)	$ (1.07)	$ (0.21)	$ (2.20)	$ (2.41)	$ 16.27	(7.18%)	$ 34,750	0.94%	0.96%
9/30/21	16.88	0.20	3.91	4.11	(0.20)	(1.04)	(1.24)	19.75	25.44%	46,987	0.93%	1.04%
9/30/20	18.00	0.23	0.25	0.48	(0.25)	(1.35)	(1.60)	16.88	2.52%	48,504	0.94%	1.41%
9/30/19	18.10	0.24	1.33	1.57	(0.24)	(1.43)	(1.67)	18.00	10.61%	53,931	0.94%	1.41%
9/30/18	22.17	0.23	2.71	2.94	(0.46)	(6.55)	(7.01)	18.10	16.00%	50,746	0.94%	1.28%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	25%	25%	41%	33%	35%

c	Per share amount calculated on the average shares method.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 19.38	$ 0.16	$ (1.23)	$ (1.07)	$ (0.19)	$ (2.20)	$ (2.39)	$ 15.92	(7.30%)	$ 34,104	1.04%	0.86%
9/30/21	16.59	0.18	3.83	4.01	(0.18)	(1.04)	(1.22)	19.38	25.26%	51,726	1.03%	0.95%
9/30/20	17.71	0.21	0.25	0.46	(0.23)	(1.35)	(1.58)	16.59	2.42%	45,175	1.04%	1.30%
9/30/19	17.84	0.21	1.31	1.52	(0.22)	(1.43)	(1.65)	17.71	10.46%	55,316	1.04%	1.29%
9/30/18	21.94	0.21	2.68	2.89	(0.44)	(6.55)	(6.99)	17.84	15.92%	75,215	1.04%	1.19%
Class R4
9/30/22	$ 17.80	$ 0.12	$ (1.09)	$ (0.97)	$ (0.17)	$ (2.20)	$ (2.37)	$ 14.46	(7.41%)	$ 6,354	1.19%	0.71%
9/30/21	15.34	0.13	3.54	3.67	(0.17)	(1.04)	(1.21)	17.80	25.07%	8,727	1.18%	0.79%
9/30/20	16.48	0.18	0.23	0.41	(0.20)	(1.35)	(1.55)	15.34	2.28%	8,716	1.19%	1.18%
9/30/19	16.74	0.17	1.21	1.38	(0.21)	(1.43)	(1.64)	16.48	10.30%	6,921	1.19%	1.13%
9/30/18	21.00	0.17	2.54	2.71	(0.42)	(6.55)	(6.97)	16.74	15.70%	9,409	1.19%	1.04%
Class A
9/30/22	$ 18.18	$ 0.11	$ (1.12)	$ (1.01)	$ (0.14)	$ (2.20)	$ (2.34)	$ 14.83	(7.46%)	$ 38,062	1.29%	0.61%
9/30/21	15.64	0.12	3.61	3.73	(0.15)	(1.04)	(1.19)	18.18	24.94%	53,123	1.28%	0.70%
9/30/20	16.78	0.16	0.24	0.40	(0.19)	(1.35)	(1.54)	15.64	2.19%	55,832	1.29%	1.05%
9/30/19	16.98	0.16	1.24	1.40	(0.17)	(1.43)	(1.60)	16.78	10.19%	63,914	1.29%	1.04%
9/30/18	21.17	0.16	2.56	2.72	(0.36)	(6.55)	(6.91)	16.98	15.62%	78,457	1.29%	0.92%
Class R3
9/30/22	$ 16.40	$ 0.07	$ (0.98)	$ (0.91)	$ (0.13)	$ (2.20)	$ (2.33)	$ 13.16	(7.66%)	$ 4,064	1.44%	0.49%
9/30/21	14.22	0.09	3.27	3.36	(0.14)	(1.04)	(1.18)	16.40	24.79%	3,259	1.43%	0.55%
9/30/20	15.42	0.13	0.22	0.35	(0.20)	(1.35)	(1.55)	14.22	2.00%	3,447	1.44%	0.92%
9/30/19	15.77	0.13	1.12	1.25	(0.17)	(1.43)	(1.60)	15.42	10.01%	3,297	1.44%	0.92%
9/30/18	20.10	0.12	2.41	2.53	(0.31)	(6.55)	(6.86)	15.77	15.43%	2,679	1.44%	0.78%

The accompanying notes are an integral part of the financial statements.

MassMutual Fundamental Growth Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 6.15	$ (0.02)	$ (1.42)	$ (1.44)	$ —	$ (1.73)	$ (1.73)	$ 2.98	(31.76%)	$ 2,654	1.18%	1.18%[k]	(0.59%)
9/30/21	8.33	(0.04)	1.93	1.89	—	(4.07)	(4.07)	6.15	28.46%	13,386	1.04%	N/A	(0.61%)
9/30/20	8.03	0.00[d]	1.67	1.67	(0.02)	(1.35)	(1.37)	8.33	23.25%	12,278	0.89%	N/A	(0.01%)
9/30/19	9.81	0.02	(0.00)d,aa	0.02	(0.05)	(1.75)	(1.80)	8.03	4.27%	67,992	0.82%	0.78%	0.31%
9/30/18	8.44	0.05	1.95	2.00	(0.07)	(0.56)	(0.63)	9.81	24.98%	64,876	0.78%	0.70%	0.56%
Class R5
9/30/22	$ 6.19	$ (0.03)	$ (1.43)	$ (1.46)	$ —	$ (1.73)	$ (1.73)	$ 3.00	(31.94%)	$ 4,939	1.32%	1.31%	(0.71%)
9/30/21	8.37	(0.05)	1.94	1.89	(0.00)[d]	(4.07)	(4.07)	6.19	28.29%	10,813	1.14%	N/A	(0.71%)
9/30/20	8.05	(0.01)	1.69	1.68	(0.01)	(1.35)	(1.36)	8.37	23.34%	12,351	0.99%	N/A	(0.17%)
9/30/19	9.83	0.02	(0.01)aa	0.01	(0.04)	(1.75)	(1.79)	8.05	4.13%	31,014	0.92%	0.88%	0.21%
9/30/18	8.46	0.04	1.95	1.99	(0.06)	(0.56)	(0.62)	9.83	24.80%	32,604	0.88%	0.80%	0.45%
Service Class
9/30/22	$ 5.84	$ (0.03)	$ (1.32)	$ (1.35)	$ —	$ (1.73)	$ (1.73)	$ 2.76	(31.97%)	$ 4,211	1.43%	1.42%	(0.80%)
9/30/21	8.11	(0.05)	1.85	1.80	(0.00)[d]	(4.07)	(4.07)	5.84	28.05%	6,641	1.24%	N/A	(0.81%)
9/30/20	7.83	(0.02)	1.66	1.64	(0.01)	(1.35)	(1.36)	8.11	23.35%	6,285	1.09%	N/A	(0.30%)
9/30/19	9.62	0.01	(0.02)aa	(0.01)	(0.03)	(1.75)	(1.78)	7.83	3.97%	9,805	1.02%	0.98%	0.11%
9/30/18	8.29	0.03	1.92	1.95	(0.06)	(0.56)	(0.62)	9.62	24.72%	9,630	0.98%	0.90%	0.35%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	67%	78%	164%	123%	47%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 5.46	$ (0.03)	$ (1.21)	$ (1.24)	$ —	$ (1.73)	$ (1.73)	$ 2.49	(32.21%)	$ 4,610	1.52%	1.51%	(0.90%)
9/30/21	7.80	(0.05)	1.78	1.73	(0.00)[d]	(4.07)	(4.07)	5.46	28.26%	8,032	1.34%	N/A	(0.91%)
9/30/20	7.59	(0.03)	1.59	1.56	—	(1.35)	(1.35)	7.80	23.08%	13,485	1.19%	N/A	(0.41%)
9/30/19	9.38	0.00[d]	(0.02)aa	(0.02)	(0.02)	(1.75)	(1.77)	7.59	3.97%	14,315	1.12%	1.09%	0.01%
9/30/18	8.10	0.02	1.87	1.89	(0.05)	(0.56)	(0.61)	9.38	24.56%	12,307	1.08%	1.00%	0.25%
Class R4
9/30/22	$ 4.59	$ (0.03)	$ (0.93)	$ (0.96)	$ —	$ (1.73)	$ (1.73)	$ 1.90	(32.23%)	$ 1,220	1.69%	1.68%	(1.05%)
9/30/21	7.14	(0.05)	1.57	1.52	(0.00)[d]	(4.07)	(4.07)	4.59	27.79%	1,699	1.49%	N/A	(1.06%)
9/30/20	7.06	(0.04)	1.47	1.43	—	(1.35)	(1.35)	7.14	22.94%	1,662	1.34%	N/A	(0.59%)
9/30/19	8.86	(0.01)	(0.03)aa	(0.04)	(0.01)	(1.75)	(1.76)	7.06	3.87%	1,217	1.27%	1.22%	(0.08%)
9/30/18	7.68	0.01	1.77	1.78	(0.04)	(0.56)	(0.60)	8.86	24.48%	2,757	1.23%	1.15%	0.10%
Class A
9/30/22	$ 4.72	$ (0.03)	$ (0.97)	$ (1.00)	$ —	$ (1.73)	$ (1.73)	$ 1.99	(32.20%)	$ 7,267	1.77%	1.76%	(1.15%)
9/30/21	7.25	(0.06)	1.60	1.54	(0.00)[d]	(4.07)	(4.07)	4.72	27.60%	13,199	1.59%	N/A	(1.16%)
9/30/20	7.15	(0.04)	1.49	1.45	—	(1.35)	(1.35)	7.25	22.92%	15,843	1.44%	N/A	(0.67%)
9/30/19	8.95	(0.02)	(0.03)aa	(0.05)	—	(1.75)	(1.75)	7.15	3.67%	14,997	1.37%	1.33%	(0.23%)
9/30/18	7.75	0.00[d]	1.79	1.79	(0.03)	(0.56)	(0.59)	8.95	24.31%	18,868	1.33%	1.25%	0.00%[e]
Class R3
9/30/22	$ 3.70	$ (0.02)	$ (0.66)	$ (0.68)	$ —	$ (1.73)	$ (1.73)	$ 1.29	(32.59%)	$ 1,101	1.94%	1.93%	(1.30%)
9/30/21	6.45	(0.05)	1.37	1.32	(0.00)[d]	(4.07)	(4.07)	3.70	27.69%	1,562	1.74%	N/A	(1.32%)
9/30/20	6.51	(0.05)	1.34	1.29	—	(1.35)	(1.35)	6.45	22.70%	2,803	1.59%	N/A	(0.82%)
9/30/19	8.34	(0.03)	(0.05)aa	(0.08)	—	(1.75)	(1.75)	6.51	3.54%	2,794	1.52%	1.48%	(0.40%)
9/30/18	7.27	(0.01)	1.67	1.66	(0.03)	(0.56)	(0.59)	8.34	24.08%	3,307	1.48%	1.40%	(0.15%)

The accompanying notes are an integral part of the financial statements.

MassMutual Blue Chip Growth Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 33.66	$ (0.04)	$ (8.56)	$ (8.60)	$ —	$ (6.32)	$ (6.32)	$ 18.74	(31.96%)	$ 1,748,402	0.64%	(0.15%)
9/30/21	28.98	(0.05)	6.11	6.06	—	(1.38)	(1.38)	33.66	21.60%	2,790,281	0.63%	(0.15%)
9/30/20	22.73	0.01	7.59	7.60	(0.09)	(1.26)	(1.35)	28.98	34.96%	2,729,246	0.64%	0.06%
9/30/19	23.37	0.07	0.59	0.66	(0.11)	(1.19)	(1.30)	22.73	3.82%	1,947,695	0.64%	0.34%
9/30/18	19.78	0.06	4.45	4.51	(0.11)	(0.81)	(0.92)	23.37	23.49%	1,799,107	0.64%	0.30%
Class R5
9/30/22	$ 33.56	$ (0.06)	$ (8.53)	$ (8.59)	$ —	$ (6.32)	$ (6.32)	$ 18.65	(32.04%)	$ 333,396	0.74%	(0.25%)
9/30/21	28.93	(0.08)	6.09	6.01	—	(1.38)	(1.38)	33.56	21.46%	616,307	0.73%	(0.25%)
9/30/20	22.69	(0.01)	7.58	7.57	(0.07)	(1.26)	(1.33)	28.93	34.84%	604,630	0.74%	(0.04%)
9/30/19	23.32	0.05	0.59	0.64	(0.08)	(1.19)	(1.27)	22.69	3.75%	456,222	0.74%	0.24%
9/30/18	19.75	0.04	4.43	4.47	(0.09)	(0.81)	(0.90)	23.32	23.31%	503,294	0.74%	0.19%
Service Class
9/30/22	$ 33.18	$ (0.09)	$ (8.40)	$ (8.49)	$ —	$ (6.32)	$ (6.32)	$ 18.37	(32.12%)	$ 121,094	0.84%	(0.35%)
9/30/21	28.64	(0.11)	6.03	5.92	—	(1.38)	(1.38)	33.18	21.36%	207,565	0.83%	(0.35%)
9/30/20	22.47	(0.04)	7.51	7.47	(0.04)	(1.26)	(1.30)	28.64	34.72%	184,567	0.84%	(0.17%)
9/30/19	23.10	0.03	0.58	0.61	(0.05)	(1.19)	(1.24)	22.47	3.61%	114,021	0.84%	0.14%
9/30/18	19.57	0.02	4.39	4.41	(0.07)	(0.81)	(0.88)	23.10	23.21%	122,916	0.84%	0.09%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	16%	20%	28%	25%	17%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 32.58	$ (0.11)	$ (8.20)	$ (8.31)	$ —	$ (6.32)	$ (6.32)	$ 17.95	(32.16%)	$ 171,168	0.94%	(0.46%)
9/30/21	28.18	(0.14)	5.92	5.78	—	(1.38)	(1.38)	32.58	21.21%	347,256	0.93%	(0.45%)
9/30/20	22.13	(0.06)	7.40	7.34	(0.03)	(1.26)	(1.29)	28.18	34.60%	388,847	0.94%	(0.24%)
9/30/19	22.78	0.01	0.57	0.58	(0.04)	(1.19)	(1.23)	22.13	3.51%	312,815	0.94%	0.04%
9/30/18	19.31	(0.00)[d]	4.33	4.33	(0.05)	(0.81)	(0.86)	22.78	23.08%	315,952	0.94%	(0.01%)
Class R4
9/30/22	$ 30.82	$ (0.14)	$ (7.63)	$ (7.77)	$ —	$ (6.32)	$ (6.32)	$ 16.73	(32.26%)	$ 48,674	1.08%	(0.59%)
9/30/21	26.76	(0.17)	5.61	5.44	—	(1.38)	(1.38)	30.82	21.05%	128,730	1.08%	(0.60%)
9/30/20	21.09	(0.09)	7.02	6.93	—	(1.26)	(1.26)	26.76	34.34%	121,843	1.09%	(0.38%)
9/30/19	21.78	(0.02)	0.54	0.52	(0.02)	(1.19)	(1.21)	21.09	3.38%	106,445	1.09%	(0.11%)
9/30/18	18.51	(0.03)	4.15	4.12	(0.04)	(0.81)	(0.85)	21.78	22.92%	107,811	1.09%	(0.16%)
Class A
9/30/22	$ 30.82	$ (0.16)	$ (7.63)	$ (7.79)	$ —	$ (6.32)	$ (6.32)	$ 16.71	(32.34%)	$ 80,084	1.19%	(0.70%)
9/30/21	26.79	(0.20)	5.61	5.41	—	(1.38)	(1.38)	30.82	20.91%	142,265	1.18%	(0.69%)
9/30/20	21.13	(0.11)	7.03	6.92	—	(1.26)	(1.26)	26.79	34.23%	202,794	1.18%	(0.48%)
9/30/19	21.82	(0.04)	0.54	0.50	—	(1.19)	(1.19)	21.13	3.27%	181,457	1.19%	(0.21%)
9/30/18	18.53	(0.05)	4.15	4.10	—	(0.81)	(0.81)	21.82	22.76%	198,284	1.19%	(0.26%)
Class R3
9/30/22	$ 28.32	$ (0.18)	$ (6.82)	$ (7.00)	$ —	$ (6.32)	$ (6.32)	$ 15.00	(32.41%)	$ 30,331	1.34%	(0.85%)
9/30/21	24.76	(0.23)	5.17	4.94	—	(1.38)	(1.38)	28.32	20.72%	55,690	1.33%	(0.85%)
9/30/20	19.64	(0.13)	6.51	6.38	—	(1.26)	(1.26)	24.76	34.06%	60,548	1.33%	(0.62%)
9/30/19	20.41	(0.07)	0.49	0.42	—	(1.19)	(1.19)	19.64	3.10%	61,141	1.34%	(0.36%)
9/30/18	17.41	(0.08)	3.90	3.82	(0.01)	(0.81)	(0.82)	20.41	22.57%	60,560	1.34%	(0.41%)

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Opportunities Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 11.31	$ (0.04)	$ (4.23)	$ (4.27)	$ —	$ (2.48)	$ (2.48)	$ 4.56	(47.25%)	$ 146,814	0.78%	0.76%	(0.53%)
9/30/21	10.57	(0.06)	2.82	2.76	—	(2.02)	(2.02)	11.31	28.69%	304,938	0.76%	0.74%	(0.54%)
9/30/20	10.21	(0.02)	3.53	3.51	(0.06)	(3.09)	(3.15)	10.57	45.81%	248,333	0.77%	0.76%	(0.23%)
9/30/19	13.19	(0.03)	(0.29)aa	(0.32)	—	(2.66)	(2.66)	10.21	1.63%	168,427	0.76%	N/A	(0.24%)
9/30/18	11.97	(0.04)	2.81	2.77	—	(1.55)	(1.55)	13.19	25.79%	390,266	0.74%	N/A	(0.30%)
Class R5
9/30/22	$ 11.00	$ (0.04)	$ (4.08)	$ (4.12)	$ —	$ (2.48)	$ (2.48)	$ 4.40	(47.21%)	$ 33,626	0.88%	0.86%	(0.63%)
9/30/21	10.33	(0.07)	2.76	2.69	—	(2.02)	(2.02)	11.00	28.64%	82,696	0.86%	0.84%	(0.64%)
9/30/20	10.05	(0.03)	3.45	3.42	(0.05)	(3.09)	(3.14)	10.33	45.51%	112,882	0.87%	0.86%	(0.31%)
9/30/19	13.04	(0.04)	(0.29)aa	(0.33)	—	(2.66)	(2.66)	10.05	1.56%	127,577	0.86%	N/A	(0.36%)
9/30/18	11.87	(0.05)	2.77	2.72	—	(1.55)	(1.55)	13.04	25.58%	153,460	0.84%	N/A	(0.40%)
Service Class
9/30/22	$ 10.27	$ (0.05)	$ (3.74)	$ (3.79)	$ —	$ (2.48)	$ (2.48)	$ 4.00	(47.38%)	$ 14,637	0.98%	0.96%	(0.73%)
9/30/21	9.77	(0.07)	2.59	2.52	—	(2.02)	(2.02)	10.27	28.53%	30,819	0.96%	0.94%	(0.74%)
9/30/20	9.66	(0.03)	3.27	3.24	(0.04)	(3.09)	(3.13)	9.77	45.46%	31,955	0.97%	0.96%	(0.37%)
9/30/19	12.67	(0.05)	(0.30)aa	(0.35)	—	(2.66)	(2.66)	9.66	1.40%	73,129	0.96%	N/A	(0.47%)
9/30/18	11.58	(0.06)	2.70	2.64	—	(1.55)	(1.55)	12.67	25.52%	68,041	0.94%	N/A	(0.50%)

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	29%	26%	47%	33%	28%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 9.34	$ (0.05)	$ (3.30)	$ (3.35)	$ —	$ (2.48)	$ (2.48)	$ 3.51	(47.40%)	$ 22,602	1.08%	1.06%	(0.83%)
9/30/21	9.06	(0.08)	2.38	2.30	—	(2.02)	(2.02)	9.34	28.30%	51,978	1.06%	1.04%	(0.84%)
9/30/20	9.17	(0.04)	3.05	3.01	(0.03)	(3.09)	(3.12)	9.06	45.29%	57,076	1.07%	1.06%	(0.52%)
9/30/19	12.19	(0.05)	(0.31)aa	(0.36)	—	(2.66)	(2.66)	9.17	1.38%	48,666	1.06%	N/A	(0.56%)
9/30/18	11.21	(0.07)	2.60	2.53	—	(1.55)	(1.55)	12.19	25.36%	56,625	1.04%	N/A	(0.60%)
Class R4
9/30/22	$ 7.76	$ (0.05)	$ (2.55)	$ (2.60)	$ —	$ (2.48)	$ (2.48)	$ 2.68	(47.38%)	$ 638	1.23%	1.21%	(0.99%)
9/30/21	7.84	(0.08)	2.02	1.94	—	(2.02)	(2.02)	7.76	28.08%	2,721	1.21%	1.19%	(0.99%)
9/30/20	8.32	(0.04)	2.66	2.62	(0.01)	(3.09)	(3.10)	7.84	45.05%	2,777	1.22%	1.21%	(0.60%)
9/30/19	11.37	(0.06)	(0.33)aa	(0.39)	—	(2.66)	(2.66)	8.32	1.17%	9,775	1.21%	N/A	(0.71%)
9/30/18	10.57	(0.08)	2.43	2.35	—	(1.55)	(1.55)	11.37	25.17%	16,920	1.19%	N/A	(0.75%)
Class A
9/30/22	$ 7.60	$ (0.05)	$ (2.48)	$ (2.53)	$ —	$ (2.48)	$ (2.48)	$ 2.59	(47.50%)	$ 14,095	1.33%	1.31%	(1.08%)
9/30/21	7.72	(0.08)	1.98	1.90	—	(2.02)	(2.02)	7.60	27.99%	38,900	1.31%	1.29%	(1.09%)
9/30/20	8.24	(0.05)	2.63	2.58	(0.01)	(3.09)	(3.10)	7.72	44.93%	41,810	1.32%	1.31%	(0.77%)
9/30/19	11.30	(0.07)	(0.33)aa	(0.40)	—	(2.66)	(2.66)	8.24	1.06%	36,629	1.31%	N/A	(0.81%)
9/30/18	10.52	(0.09)	2.42	2.33	—	(1.55)	(1.55)	11.30	25.08%	49,746	1.29%	N/A	(0.85%)
Class R3
9/30/22	$ 5.90	$ (0.03)	$ (1.70)	$ (1.73)	$ —	$ (2.48)	$ (2.48)	$ 1.69	(47.66%)	$ 1,411	1.48%	1.46%	(1.23%)
9/30/21	6.40	(0.07)	1.59	1.52	—	(2.02)	(2.02)	5.90	27.84%	2,696	1.46%	1.44%	(1.24%)
9/30/20	7.33	(0.05)	2.21	2.16	(0.00)[d]	(3.09)	(3.09)	6.40	44.85%	984	1.47%	1.46%	(0.92%)
9/30/19	10.41	(0.07)	(0.35)aa	(0.42)	—	(2.66)	(2.66)	7.33	0.95%	925	1.46%	N/A	(0.97%)
9/30/18	9.82	(0.10)	2.24	2.14	—	(1.55)	(1.55)	10.41	24.93%	976	1.44%	N/A	(1.00%)

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Value Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 15.11	$ 0.19	$ (1.12)	$ (0.93)	$ (0.16)	$ (3.46)	$ (3.62)	$ 10.56	(9.37%)	$ 97,584	0.93%	0.61%	1.47%
9/30/21	11.24	0.18	3.87	4.05	(0.18)	—	(0.18)	15.11	36.36%	114,786	0.93%	0.70%	1.28%
9/30/20	12.42	0.20	(1.15)	(0.95)	(0.23)	—	(0.23)	11.24	(7.88%)	97,457	1.00%	0.80%	1.75%
9/30/19	14.05	0.21	(0.11)aa	0.10	(0.16)	(1.57)	(1.73)	12.42	2.92%	93,413	1.00%	0.80%	1.73%
9/30/18	15.20	0.18	0.99	1.17	(0.21)	(2.11)	(2.32)	14.05	8.30%	91,004	0.98%	0.80%	1.28%
Class R5
9/30/22	$ 15.28	$ 0.18	$ (1.15)	$ (0.97)	$ (0.14)	$ (3.46)	$ (3.60)	$ 10.71	(9.51%)	$ 782	1.03%	0.71%	1.36%
9/30/21	11.36	0.17	3.91	4.08	(0.16)	—	(0.16)	15.28	36.22%	1,001	1.03%	0.79%	1.18%
9/30/20	12.55	0.20	(1.17)	(0.97)	(0.22)	—	(0.22)	11.36	(7.96%)	843	1.10%	0.90%	1.67%
9/30/19	14.15	0.20	(0.10)aa	0.10	(0.13)	(1.57)	(1.70)	12.55	2.78%	1,332	1.10%	0.90%	1.68%
9/30/18	15.28	0.16	1.02	1.18	(0.20)	(2.11)	(2.31)	14.15	8.26%	949	1.08%	0.90%	1.10%
Service Class
9/30/22	$ 15.16	$ 0.15	$ (1.12)	$ (0.97)	$ (0.13)	$ (3.46)	$ (3.59)	$ 10.60	(9.60%)	$ 88	1.12%	0.81%	1.15%
9/30/21	11.28	0.16	3.88	4.04	(0.16)	—	(0.16)	15.16	36.08%	569	1.13%	0.87%	1.07%
9/30/20	12.46	0.18	(1.16)	(0.98)	(0.20)	—	(0.20)	11.28	(8.05%)	203	1.20%	1.00%	1.55%
9/30/19	14.09	0.18	(0.10)aa	0.08	(0.14)	(1.57)	(1.71)	12.46	2.73%	215	1.20%	1.00%	1.53%
9/30/18	15.24	0.17	0.97	1.14	(0.18)	(2.11)	(2.29)	14.09	8.03%	255	1.18%	1.00%	1.14%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	82%	134%	74%	54%	98%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 15.46	$ 0.15	$ (1.16)	$ (1.01)	$ (0.10)	$ (3.46)	$ (3.56)	$ 10.89	(9.63%)	$ 841	1.23%	0.91%	1.17%
9/30/21	11.50	0.14	3.97	4.11	(0.15)	—	(0.15)	15.46	35.93%	1,124	1.23%	1.00%	0.98%
9/30/20	12.71	0.17	(1.19)	(1.02)	(0.19)	—	(0.19)	11.50	(8.19%)	873	1.30%	1.10%	1.46%
9/30/19	14.32	0.18	(0.10)aa	0.08	(0.12)	(1.57)	(1.69)	12.71	2.62%	889	1.30%	1.10%	1.44%
9/30/18	15.43	0.14	1.03	1.17	(0.17)	(2.11)	(2.28)	14.32	8.08%	888	1.28%	1.10%	0.97%
Class R4
9/30/22	$ 14.96	$ 0.13	$ (1.12)	$ (0.99)	$ (0.03)	$ (3.46)	$ (3.49)	$ 10.48	(9.79%)	$ 255	1.38%	1.06%	1.04%
9/30/21	11.14	0.11	3.84	3.95	(0.13)	—	(0.13)	14.96	35.64%	276	1.38%	1.20%	0.81%
9/30/20	12.31	0.15	(1.14)	(0.99)	(0.18)	—	(0.18)	11.14	(8.27%)	934	1.45%	1.25%	1.29%
9/30/19	13.97	0.16	(0.11)aa	0.05	(0.14)	(1.57)	(1.71)	12.31	2.48%	1,050	1.45%	1.25%	1.36%
9/30/18	15.11	0.13	0.99	1.12	(0.15)	(2.11)	(2.26)	13.97	7.89%	307	1.43%	1.25%	0.90%
Class A
9/30/22	$ 15.13	$ 0.12	$ (1.14)	$ (1.02)	$ —	$ (3.46)	$ (3.46)	$ 10.65	(9.87%)	$ 1,390	1.48%	1.16%	0.93%
9/30/21	11.27	0.10	3.88	3.98	(0.12)	—	(0.12)	15.13	35.51%	1,544	1.48%	1.26%	0.73%
9/30/20	12.47	0.14	(1.17)	(1.03)	(0.17)	—	(0.17)	11.27	(8.41%)	3,071	1.55%	1.35%	1.23%
9/30/19	14.07	0.14	(0.09)aa	0.05	(0.08)	(1.57)	(1.65)	12.47	2.41%	2,788	1.55%	1.35%	1.18%
9/30/18	15.21	0.10	1.00	1.10	(0.13)	(2.11)	(2.24)	14.07	7.73%	2,464	1.53%	1.35%	0.73%
Class R3
9/30/22	$ 14.92	$ 0.10	$ (1.12)	$ (1.02)	$ —	$ (3.46)	$ (3.46)	$ 10.44	(10.05%)	$ 120	1.63%	1.31%	0.77%
9/30/21	11.10	0.07	3.84	3.91	(0.09)	—	(0.09)	14.92	35.39%	144	1.63%	1.42%	0.52%
9/30/20	12.28	0.12	(1.15)	(1.03)	(0.15)	—	(0.15)	11.10	(8.53%)	381	1.70%	1.50%	1.05%
9/30/19	13.90	0.13	(0.11)aa	0.02	(0.07)	(1.57)	(1.64)	12.28	2.19%	503	1.70%	1.50%	1.06%
9/30/18	15.06	0.08	1.00	1.08	(0.13)	(2.11)	(2.24)	13.90	7.66%	383	1.68%	1.50%	0.57%

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 13.05	$ 0.01bb	$ (1.25)	$ (1.24)	$ —	$ (3.12)	$ (3.12)	$ 8.69	(13.54%)	$ 31,863	1.16%	N/A	0.10%
9/30/21	8.72	0.00[d]	4.68	4.68	—	(0.35)	(0.35)	13.05	54.27%	37,021	1.03%	N/A	0.04%
9/30/20	11.17	0.02	(1.39)	(1.37)	(0.03)	(1.05)	(1.08)	8.72	(14.27%)	51,492	1.05%	N/A	0.22%
9/30/19	18.11	0.05	(2.20)	(2.15)	(0.06)	(4.73)	(4.79)	11.17	(8.20%)	47,894	0.97%	0.93%	0.44%
9/30/18	18.07	0.06	2.07	2.13	(0.09)	(2.00)	(2.09)	18.11	12.92%	51,328	0.89%	0.80%	0.32%
Class R5
9/30/22	$ 13.07	$ (0.00)[d]	$ (1.25)	$ (1.25)	$ —	$ (3.12)	$ (3.12)	$ 8.70	(13.61%)	$ 6,513	1.25%	N/A	(0.02%)
9/30/21	8.74	(0.01)	4.69	4.68	—	(0.35)	(0.35)	13.07	54.14%	11,028	1.13%	N/A	(0.07%)
9/30/20	11.19	0.01	(1.40)	(1.39)	(0.01)	(1.05)	(1.06)	8.74	(14.38%)	10,194	1.15%	N/A	0.11%
9/30/19	18.12	0.04	(2.20)	(2.16)	(0.04)	(4.73)	(4.77)	11.19	(8.26%)	16,680	1.07%	1.01%	0.31%
9/30/18	18.08	0.04	2.08	2.12	(0.08)	(2.00)	(2.08)	18.12	12.80%	42,389	0.99%	0.90%	0.24%
Service Class
9/30/22	$ 13.13	$ (0.01)	$ (1.26)	$ (1.27)	$ —	$ (3.12)	$ (3.12)	$ 8.74	(13.72%)	$ 2,189	1.36%	N/A	(0.12%)
9/30/21	8.79	(0.02)	4.71	4.69	—	(0.35)	(0.35)	13.13	53.95%	3,143	1.23%	N/A	(0.15%)
9/30/20	11.24	0.00[d]	(1.40)	(1.40)	(0.00)[d]	(1.05)	(1.05)	8.79	(14.38%)	2,572	1.25%	N/A	0.02%
9/30/19	18.15	0.03	(2.20)	(2.17)	(0.01)	(4.73)	(4.74)	11.24	(8.39%)	4,730	1.17%	1.12%	0.23%
9/30/18	18.11	0.02	2.08	2.10	(0.06)	(2.00)	(2.06)	18.15	12.66%	5,773	1.09%	1.00%	0.14%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	47%	23%	77%	30%	24%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
bb

The amount shown for a share outstanding does not correspond with the aggregate net investment income (loss) as shown on the Statement of Operations for the period due to the timing of class-specific expenses. See Note 3 for each fund’s expense structure.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 12.99	$ (0.02)	$ (1.24)	$ (1.26)	$ —	$ (3.12)	$ (3.12)	$ 8.61	(13.80%)	$ 2,189	1.46%	N/A	(0.21%)
9/30/21	8.70	(0.03)	4.67	4.64	—	(0.35)	(0.35)	12.99	53.93%	2,550	1.33%	N/A	(0.25%)
9/30/20	11.16	(0.01)	(1.40)	(1.41)	—	(1.05)	(1.05)	8.70	(14.58%)	3,126	1.35%	N/A	(0.08%)
9/30/19	18.07	0.02	(2.19)	(2.17)	(0.01)	(4.73)	(4.74)	11.16	(8.45%)	3,240	1.27%	1.22%	0.13%
9/30/18	18.00	(0.00)[d]	2.07	2.07	(0.00)[d]	(2.00)	(2.00)	18.07	12.57%	5,162	1.19%	1.10%	(0.01%)
Class R4
9/30/22	$ 12.65	$ (0.04)	$ (1.18)	$ (1.22)	$ —	$ (3.12)	$ (3.12)	$ 8.31	(13.88%)	$ 1,193	1.61%	N/A	(0.36%)
9/30/21	8.50	(0.05)	4.55	4.50	—	(0.35)	(0.35)	12.65	53.54%	1,492	1.48%	N/A	(0.41%)
9/30/20	10.93	(0.02)	(1.36)	(1.38)	—	(1.05)	(1.05)	8.50	(14.62%)	2,332	1.50%	N/A	(0.24%)
9/30/19	17.83	(0.00)[d]	(2.17)	(2.17)	—	(4.73)	(4.73)	10.93	(8.59%)	4,301	1.42%	1.38%	(0.00%)[e]
9/30/18	17.85	(0.01)	2.03	2.02	(0.04)	(2.00)	(2.04)	17.83	12.37%	3,350	1.34%	1.25%	(0.08%)
Class A
9/30/22	$ 12.73	$ (0.05)	$ (1.20)	$ (1.25)	$ —	$ (3.12)	$ (3.12)	$ 8.36	(14.05%)	$ 4,521	1.71%	N/A	(0.47%)
9/30/21	8.56	(0.06)	4.58	4.52	—	(0.35)	(0.35)	12.73	53.40%	6,375	1.58%	N/A	(0.50%)
9/30/20	11.01	(0.03)	(1.37)	(1.40)	—	(1.05)	(1.05)	8.56	(14.70%)	4,715	1.60%	N/A	(0.34%)
9/30/19	17.93	(0.01)	(2.18)	(2.19)	—	(4.73)	(4.73)	11.01	(8.68%)	7,990	1.52%	1.47%	(0.11%)
9/30/18	17.92	(0.03)	2.04	2.01	(0.00)[d]	(2.00)	(2.00)	17.93	12.26%	11,623	1.44%	1.35%	(0.20%)
Class R3
9/30/22	$ 12.49	$ (0.06)	$ (1.17)	$ (1.23)	$ —	$ (3.12)	$ (3.12)	$ 8.14	(14.19%)	$ 621	1.86%	N/A	(0.61%)
9/30/21	8.41	(0.08)	4.51	4.43	—	(0.35)	(0.35)	12.49	53.27%	695	1.73%	N/A	(0.66%)
9/30/20	10.86	(0.04)	(1.36)	(1.40)	—	(1.05)	(1.05)	8.41	(14.92%)	748	1.75%	N/A	(0.47%)
9/30/19	17.79	(0.03)	(2.17)	(2.20)	—	(4.73)	(4.73)	10.86	(8.84%)	856	1.67%	1.61%	(0.27%)
9/30/18	17.81	(0.06)	2.04	1.98	—	(2.00)	(2.00)	17.79	12.14%	1,544	1.59%	1.50%	(0.34%)

The accompanying notes are an integral part of the financial statements.

MassMutual Small Company Value Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 12.69	$ 0.09	$ (2.16)	$ (2.07)	$ (0.04)	$ (1.72)	$ (1.76)	$ 8.86	(19.24%)	$ 132,528	0.95%	0.86%	0.77%
9/30/21	7.36	0.05	5.35	5.40	(0.07)	—	(0.07)	12.69	73.67%	179,847	0.96%	0.94%	0.48%
9/30/20	9.22	0.05	(1.41)	(1.36)	(0.07)	(0.43)	(0.50)	7.36	(15.96%)	86,121	1.00%	N/A	0.67%
9/30/19	12.04	0.07	(1.28)	(1.21)	(0.04)	(1.57)	(1.61)	9.22	(8.59%)	95,423	0.98%	0.98%[k]	0.73%
9/30/18	13.45	0.06	0.93	0.99	(0.09)	(2.31)	(2.40)	12.04	8.45%	103,334	0.95%	0.93%	0.47%
Class R5
9/30/22	$ 12.78	$ 0.07	$ (2.18)	$ (2.11)	$ (0.02)	$ (1.72)	$ (1.74)	$ 8.93	(19.35%)	$ 35,442	1.05%	0.96%	0.66%
9/30/21	7.42	0.05	5.37	5.42	(0.06)	—	(0.06)	12.78	73.32%	65,854	1.06%	1.04%	0.40%
9/30/20	9.28	0.04	(1.41)	(1.37)	(0.06)	(0.43)	(0.49)	7.42	(15.95%)	48,006	1.10%	N/A	0.55%
9/30/19	12.10	0.06	(1.28)	(1.22)	(0.03)	(1.57)	(1.60)	9.28	(8.67%)	78,145	1.08%	1.08%[k]	0.64%
9/30/18	13.50	0.04	0.95	0.99	(0.08)	(2.31)	(2.39)	12.10	8.35%	74,247	1.05%	1.03%	0.37%
Service Class
9/30/22	$ 12.69	$ 0.06	$ (2.16)	$ (2.10)	$ (0.01)	$ (1.72)	$ (1.73)	$ 8.86	(19.41%)	$ 7,189	1.15%	1.06%	0.58%
9/30/21	7.37	0.03	5.34	5.37	(0.05)	—	(0.05)	12.69	73.14%	8,737	1.16%	1.14%	0.28%
9/30/20	9.23	0.04	(1.42)	(1.38)	(0.05)	(0.43)	(0.48)	7.37	(16.11%)	4,281	1.20%	N/A	0.44%
9/30/19	12.03	0.05	(1.27)	(1.22)	(0.01)	(1.57)	(1.58)	9.23	(8.70%)	6,847	1.18%	1.18%[k]	0.52%
9/30/18	13.43	0.03	0.94	0.97	(0.06)	(2.31)	(2.37)	12.03	8.25%	8,664	1.15%	1.13%	0.27%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	42%	66%	57%	146%	65%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 12.38	$ 0.05	$ (2.10)	$ (2.05)	$ —	$ (1.72)	$ (1.72)	$ 8.61	(19.50%)	$ 9,380	1.25%	1.16%	0.47%
9/30/21	7.19	0.02	5.22	5.24	(0.05)	—	(0.05)	12.38	73.10%	14,862	1.26%	1.24%	0.20%
9/30/20	9.01	0.03	(1.38)	(1.35)	(0.04)	(0.43)	(0.47)	7.19	(16.15%)	12,971	1.30%	N/A	0.36%
9/30/19	11.80	0.04	(1.26)	(1.22)	(0.00)[d]	(1.57)	(1.57)	9.01	(8.88%)	11,363	1.28%	1.28%[k]	0.42%
9/30/18	13.22	0.02	0.92	0.94	(0.05)	(2.31)	(2.36)	11.80	8.14%	14,411	1.25%	1.23%	0.17%
Class R4
9/30/22	$ 11.65	$ 0.03	$ (1.95)	$ (1.92)	$ —	$ (1.72)	$ (1.72)	$ 8.01	(19.62%)	$ 628	1.40%	1.31%	0.33%
9/30/21	6.78	0.00[d]	4.91	4.91	(0.04)	—	(0.04)	11.65	72.68%	780	1.41%	1.40%	0.02%
9/30/20	8.52	0.02	(1.30)	(1.28)	(0.03)	(0.43)	(0.46)	6.78	(16.25%)	882	1.45%	N/A	0.28%
9/30/19	11.26	0.02	(1.19)	(1.17)	(0.00)[d]	(1.57)	(1.57)	8.52	(8.96%)	541	1.43%	1.43%[k]	0.27%
9/30/18	12.73	0.00[d]	0.88	0.88	(0.04)	(2.31)	(2.35)	11.26	7.95%	663	1.40%	1.38%	0.02%
Class A
9/30/22	$ 11.83	$ 0.02	$ (1.99)	$ (1.97)	$ —	$ (1.72)	$ (1.72)	$ 8.14	(19.76%)	$ 10,387	1.50%	1.41%	0.22%
9/30/21	6.87	(0.01)	4.99	4.98	(0.02)	—	(0.02)	11.83	72.61%	13,826	1.51%	1.49%	(0.06%)
9/30/20	8.64	0.01	(1.33)	(1.32)	(0.02)	(0.43)	(0.45)	6.87	(16.45%)	10,694	1.55%	N/A	0.11%
9/30/19	11.40	0.01	(1.20)	(1.19)	—	(1.57)	(1.57)	8.64	(9.03%)	16,723	1.53%	1.53%[k]	0.17%
9/30/18	12.85	(0.01)	0.89	0.88	(0.02)	(2.31)	(2.33)	11.40	7.84%	21,061	1.50%	1.48%	(0.08%)
Class R3
9/30/22	$ 10.73	$ 0.01	$ (1.77)	$ (1.76)	$ —	$ (1.72)	$ (1.72)	$ 7.25	(19.84%)	$ 332	1.65%	1.56%	0.08%
9/30/21	6.23	(0.02)	4.52	4.50	—	—	—	10.73	72.23%	359	1.66%	1.64%	(0.23%)
9/30/20	7.86	(0.00)[d]	(1.20)	(1.20)	(0.00)[d]	(0.43)	(0.43)	6.23	(16.47%)	151	1.70%	N/A	(0.04%)
9/30/19	10.57	0.00[d]	(1.14)	(1.14)	—	(1.57)	(1.57)	7.86	(9.30%)	422	1.68%	1.68%[k]	0.04%
9/30/18	12.09	(0.02)	0.83	0.81	(0.02)	(2.31)	(2.33)	10.57	7.76%	418	1.65%	1.63%	(0.19%)

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 31.23	$ (0.05)	$ (6.68)	$ (6.73)	$ —	$ (5.95)	$ (5.95)	$ 18.55	(26.70%)	$ 3,824,988	0.71%	0.69%	(0.19%)
9/30/21	25.51	(0.08)	7.39	7.31	—	(1.59)	(1.59)	31.23	29.56%	6,514,823	0.70%	N/A	(0.26%)
9/30/20	23.34	0.01	3.43	3.44	(0.01)	(1.26)	(1.27)	25.51	15.23%	6,188,463	0.71%	N/A	0.03%
9/30/19	24.10	0.03	1.14	1.17	(0.01)	(1.92)	(1.93)	23.34	6.66%	5,925,776	0.71%	N/A	0.15%
9/30/18	21.92	0.01	3.59	3.60	—	(1.42)	(1.42)	24.10	17.21%	5,436,930	0.71%	N/A	0.06%
Class R5
9/30/22	$ 30.80	$ (0.07)	$ (6.56)	$ (6.63)	$ —	$ (5.95)	$ (5.95)	$ 18.22	(26.76%)	$ 834,945	0.81%	0.79%	(0.30%)
9/30/21	25.20	(0.11)	7.30	7.19	—	(1.59)	(1.59)	30.80	29.44%	1,668,653	0.80%	N/A	(0.36%)
9/30/20	23.08	(0.02)	3.40	3.38	—	(1.26)	(1.26)	25.20	15.13%	1,471,580	0.81%	N/A	(0.07%)
9/30/19	23.87	0.01	1.12	1.13	—	(1.92)	(1.92)	23.08	6.54%	1,533,487	0.81%	N/A	0.05%
9/30/18	21.75	(0.01)	3.55	3.54	—	(1.42)	(1.42)	23.87	17.06%	1,517,553	0.81%	N/A	(0.04%)
Service Class
9/30/22	$ 29.82	$ (0.09)	$ (6.30)	$ (6.39)	$ —	$ (5.95)	$ (5.95)	$ 17.48	(26.85%)	$ 158,487	0.91%	0.89%	(0.39%)
9/30/21	24.47	(0.13)	7.07	6.94	—	(1.59)	(1.59)	29.82	29.29%	325,714	0.90%	N/A	(0.46%)
9/30/20	22.47	(0.04)	3.30	3.26	—	(1.26)	(1.26)	24.47	15.00%	335,782	0.91%	N/A	(0.17%)
9/30/19	23.31	(0.01)	1.09	1.08	—	(1.92)	(1.92)	22.47	6.48%	373,475	0.91%	N/A	(0.05%)
9/30/18	21.30	(0.03)	3.46	3.43	—	(1.42)	(1.42)	23.31	16.90%	405,725	0.91%	N/A	(0.14%)

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	22%	29%	37%	37%	34%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 28.15	$ (0.10)	$ (5.86)	$ (5.96)	$ —	$ (5.95)	$ (5.95)	$ 16.24	(26.93%)	$ 136,292	1.01%	0.99%	(0.49%)
9/30/21	23.20	(0.15)	6.69	6.54	—	(1.59)	(1.59)	28.15	29.16%	246,666	1.00%	N/A	(0.56%)
9/30/20	21.38	(0.06)	3.14	3.08	—	(1.26)	(1.26)	23.20	14.92%	261,188	1.01%	N/A	(0.27%)
9/30/19	22.32	(0.03)	1.01	0.98	—	(1.92)	(1.92)	21.38	6.31%	290,024	1.01%	N/A	(0.15%)
9/30/18	20.46	(0.05)	3.33	3.28	—	(1.42)	(1.42)	22.32	16.85%	337,284	1.01%	N/A	(0.25%)
Class R4
9/30/22	$ 25.63	$ (0.13)	$ (5.18)	$ (5.31)	$ —	$ (5.95)	$ (5.95)	$ 14.37	(27.06%)	$ 59,611	1.16%	1.14%	(0.66%)
9/30/21	21.28	(0.17)	6.11	5.94	—	(1.59)	(1.59)	25.63	28.97%	155,374	1.15%	N/A	(0.72%)
9/30/20	19.74	(0.08)	2.88	2.80	—	(1.26)	(1.26)	21.28	14.73%	176,500	1.16%	N/A	(0.42%)
9/30/19	20.80	(0.06)	0.92	0.86	—	(1.92)	(1.92)	19.74	6.18%	222,247	1.16%	N/A	(0.29%)
9/30/18	19.19	(0.08)	3.11	3.03	—	(1.42)	(1.42)	20.80	16.65%	229,517	1.16%	N/A	(0.39%)
Class A
9/30/22	$ 25.35	$ (0.14)	$ (5.11)	$ (5.25)	$ —	$ (5.95)	$ (5.95)	$ 14.15	(27.14%)	$ 87,758	1.26%	1.24%	(0.74%)
9/30/21	21.08	(0.20)	6.06	5.86	—	(1.59)	(1.59)	25.35	28.86%	167,114	1.25%	N/A	(0.81%)
9/30/20	19.58	(0.10)	2.86	2.76	—	(1.26)	(1.26)	21.08	14.64%	196,756	1.26%	N/A	(0.52%)
9/30/19	20.67	(0.07)	0.90	0.83	—	(1.92)	(1.92)	19.58	6.06%	226,723	1.26%	N/A	(0.40%)
9/30/18	19.10	(0.10)	3.09	2.99	—	(1.42)	(1.42)	20.67	16.52%	272,769	1.26%	N/A	(0.50%)
Class R3
9/30/22	$ 22.84	$ (0.14)	$ (4.45)	$ (4.59)	$ —	$ (5.95)	$ (5.95)	$ 12.30	(27.25%)	$ 19,336	1.41%	1.39%	(0.89%)
9/30/21	19.16	(0.21)	5.48	5.27	—	(1.59)	(1.59)	22.84	28.65%	31,715	1.40%	N/A	(0.96%)
9/30/20	17.93	(0.12)	2.61	2.49	—	(1.26)	(1.26)	19.16	14.48%	31,065	1.41%	N/A	(0.67%)
9/30/19	19.14	(0.09)	0.80	0.71	—	(1.92)	(1.92)	17.93	5.91%	32,770	1.41%	N/A	(0.54%)
9/30/18	17.81	(0.12)	2.87	2.75	—	(1.42)	(1.42)	19.14	16.36%	35,471	1.41%	N/A	(0.64%)

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 20.88	$ (0.02)	$ (4.41)	$ (4.43)	$ —	$ (4.49)	$ (4.49)	$ 11.96	(26.63%)	$ 368,199	0.87%	(0.12%)
9/30/21	16.42	(0.07)	5.93	5.86	—	(1.40)	(1.40)	20.88	36.62%	487,031	0.86%	(0.37%)
9/30/20	15.30	(0.03)	2.97	2.94	(0.14)	(1.68)	(1.82)	16.42	20.54%	342,888	0.87%	(0.19%)
9/30/19	19.08	(0.01)	(1.04)	(1.05)	—	(2.73)	(2.73)	15.30	(2.31%)	269,356	0.86%	(0.05%)
9/30/18	15.74	(0.03)	4.24	4.21	—	(0.87)	(0.87)	19.08	27.96%	385,194	0.85%	(0.15%)
Class R5
9/30/22	$ 20.47	$ (0.04)	$ (4.30)	$ (4.34)	$ —	$ (4.49)	$ (4.49)	$ 11.64	(26.73%)	$ 88,121	0.97%	(0.24%)
9/30/21	16.13	(0.09)	5.83	5.74	—	(1.40)	(1.40)	20.47	36.53%	155,912	0.96%	(0.47%)
9/30/20	15.06	(0.04)	2.91	2.87	(0.12)	(1.68)	(1.80)	16.13	20.40%	134,136	0.97%	(0.29%)
9/30/19	18.85	(0.02)	(1.04)	(1.06)	—	(2.73)	(2.73)	15.06	(2.40%)	128,280	0.96%	(0.14%)
9/30/18	15.57	(0.04)	4.19	4.15	—	(0.87)	(0.87)	18.85	27.87%	142,284	0.95%	(0.25%)
Service Class
9/30/22	$ 18.89	$ (0.05)	$ (3.88)	$ (3.93)	$ —	$ (4.49)	$ (4.49)	$ 10.47	(26.82%)	$ 17,932	1.06%	(0.34%)
9/30/21	14.99	(0.10)	5.40	5.30	—	(1.40)	(1.40)	18.89	36.36%	36,258	1.06%	(0.57%)
9/30/20	14.12	(0.05)	2.71	2.66	(0.11)	(1.68)	(1.79)	14.99	20.26%	31,977	1.07%	(0.39%)
9/30/19	17.89	(0.03)	(1.01)	(1.04)	—	(2.73)	(2.73)	14.12	(2.43%)	34,404	1.06%	(0.23%)
9/30/18	14.84	(0.06)	3.98	3.92	—	(0.87)	(0.87)	17.89	27.69%	33,978	1.05%	(0.34%)

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	75%	81%	79%	71%	85%

c	Per share amount calculated on the average shares method.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 17.21	$ (0.05)	$ (3.43)	$ (3.48)	$ —	$ (4.49)	$ (4.49)	$ 9.24	(26.83%)	$ 18,393	1.17%	(0.43%)
9/30/21	13.77	(0.11)	4.95	4.84	—	(1.40)	(1.40)	17.21	36.23%	29,715	1.16%	(0.67%)
9/30/20	13.10	(0.06)	2.51	2.45	(0.10)	(1.68)	(1.78)	13.77	20.16%	29,067	1.17%	(0.49%)
9/30/19	16.87	(0.04)	(1.00)	(1.04)	—	(2.73)	(2.73)	13.10	(2.60%)	28,372	1.16%	(0.34%)
9/30/18	14.05	(0.07)	3.76	3.69	—	(0.87)	(0.87)	16.87	27.60%	35,642	1.15%	(0.45%)
Class R4
9/30/22	$ 14.53	$ (0.05)	$ (2.72)	$ (2.77)	$ —	$ (4.49)	$ (4.49)	$ 7.27	(26.91%)	$ 11,840	1.32%	(0.58%)
9/30/21	11.82	(0.12)	4.23	4.11	—	(1.40)	(1.40)	14.53	36.02%	17,129	1.31%	(0.82%)
9/30/20	11.48	(0.07)	2.18	2.11	(0.09)	(1.68)	(1.77)	11.82	20.01%	15,517	1.32%	(0.65%)
9/30/19	15.23	(0.06)	(0.96)	(1.02)	—	(2.73)	(2.73)	11.48	(2.76%)	12,843	1.31%	(0.49%)
9/30/18	12.78	(0.08)	3.40	3.32	—	(0.87)	(0.87)	15.23	27.44%	13,972	1.30%	(0.60%)
Class A
9/30/22	$ 14.36	$ (0.06)	$ (2.68)	$ (2.74)	$ —	$ (4.49)	$ (4.49)	$ 7.13	(27.06%)	$ 18,688	1.42%	(0.69%)
9/30/21	11.71	(0.13)	4.18	4.05	—	(1.40)	(1.40)	14.36	35.83%	31,656	1.41%	(0.91%)
9/30/20	11.38	(0.08)	2.16	2.08	(0.07)	(1.68)	(1.75)	11.71	19.94%	34,699	1.42%	(0.74%)
9/30/19	15.14	(0.07)	(0.96)	(1.03)	—	(2.73)	(2.73)	11.38	(2.87%)	33,997	1.41%	(0.59%)
9/30/18	12.72	(0.09)	3.38	3.29	—	(0.87)	(0.87)	15.14	27.33%	43,682	1.40%	(0.70%)
Class R3
9/30/22	$ 11.72	$ (0.06)	$ (1.97)	$ (2.03)	$ —	$ (4.49)	$ (4.49)	$ 5.20	(27.10%)	$ 3,408	1.57%	(0.83%)
9/30/21	9.78	(0.12)	3.46	3.34	—	(1.40)	(1.40)	11.72	35.63%	4,813	1.56%	(1.07%)
9/30/20	9.79	(0.08)	1.82	1.74	(0.07)	(1.68)	(1.75)	9.78	19.66%	3,930	1.57%	(0.90%)
9/30/19	13.51	(0.07)	(0.92)	(0.99)	—	(2.73)	(2.73)	9.79	(2.94%)	2,728	1.56%	(0.73%)
9/30/18	11.46	(0.10)	3.02	2.92	—	(0.87)	(0.87)	13.51	27.10%	2,622	1.55%	(0.85%)

The accompanying notes are an integral part of the financial statements.

MassMutual Overseas Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 10.17	$ 0.16	$ (2.40)	$ (2.24)	$ (0.15)	$ (0.84)	$ (0.99)	$ 6.94	(24.66%)	$ 232,441	0.91%	0.79%	1.75%
9/30/21	7.99	0.12	2.27	2.39	(0.05)	(0.16)	(0.21)	10.17	30.17%	383,223	0.88%	0.79%	1.23%
9/30/20	8.35	0.05	(0.07)	(0.02)	(0.19)	(0.15)	(0.34)	7.99	(0.59%)	370,549	0.89%	0.83%	0.68%
9/30/19	9.42	0.20	(0.34)	(0.14)	(0.15)	(0.78)	(0.93)	8.35	0.01%	348,467	0.87%	N/A	2.42%
9/30/18	9.61	0.16	(0.16)	0.00[d]	(0.19)	—	(0.19)	9.42	(0.02%)	362,074	0.92%	N/A	1.68%
Class R5
9/30/22	$ 10.21	$ 0.15	$ (2.42)	$ (2.27)	$ (0.13)	$ (0.84)	$ (0.97)	$ 6.97	(24.74%)	$ 86,220	1.00%	0.89%	1.64%
9/30/21	8.02	0.11	2.28	2.39	(0.04)	(0.16)	(0.20)	10.21	30.07%	158,046	0.98%	0.89%	1.11%
9/30/20	8.38	0.05	(0.08)	(0.03)	(0.18)	(0.15)	(0.33)	8.02	(0.67%)	132,845	0.99%	0.94%	0.58%
9/30/19	9.45	0.19	(0.34)	(0.15)	(0.14)	(0.78)	(0.92)	8.38	(0.14%)	122,168	0.97%	N/A	2.34%
9/30/18	9.64	0.15	(0.16)	(0.01)	(0.18)	—	(0.18)	9.45	(0.11%)	134,803	1.02%	N/A	1.54%
Service Class
9/30/22	$ 10.14	$ 0.14	$ (2.40)	$ (2.26)	$ (0.12)	$ (0.84)	$ (0.96)	$ 6.92	(24.79%)	$ 30,651	1.10%	0.99%	1.61%
9/30/21	7.97	0.10	2.26	2.36	(0.03)	(0.16)	(0.19)	10.14	29.91%	45,454	1.08%	0.99%	1.02%
9/30/20	8.33	0.04	(0.08)	(0.04)	(0.17)	(0.15)	(0.32)	7.97	(0.79%)	37,997	1.09%	1.03%	0.49%
9/30/19	9.39	0.18	(0.33)	(0.15)	(0.13)	(0.78)	(0.91)	8.33	(0.15%)	36,489	1.07%	N/A	2.27%
9/30/18	9.58	0.14	(0.16)	(0.02)	(0.17)	—	(0.17)	9.39	(0.22%)	39,149	1.12%	N/A	1.45%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	17%	27%	34%	27%	46%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 10.24	$ 0.13	$ (2.43)	$ (2.30)	$ (0.11)	$ (0.84)	$ (0.95)	$ 6.99	(24.93%)	$ 13,633	1.20%	1.09%	1.47%
9/30/21	8.05	0.08	2.30	2.38	(0.03)	(0.16)	(0.19)	10.24	29.72%	19,735	1.18%	1.09%	0.81%
9/30/20	8.40	0.03	(0.07)	(0.04)	(0.16)	(0.15)	(0.31)	8.05	(0.77%)	19,034	1.19%	1.14%	0.38%
9/30/19	9.46	0.17	(0.33)	(0.16)	(0.12)	(0.78)	(0.90)	8.40	(0.32%)	21,563	1.17%	N/A	2.03%
9/30/18	9.65	0.13	(0.16)	(0.03)	(0.16)	—	(0.16)	9.46	(0.33%)	31,199	1.22%	N/A	1.31%
Class R4
9/30/22	$ 9.75	$ 0.11	$ (2.29)	$ (2.18)	$ (0.10)	$ (0.84)	$ (0.94)	$ 6.63	(24.94%)	$ 16,144	1.35%	1.24%	1.34%
9/30/21	7.68	0.07	2.18	2.25	(0.02)	(0.16)	(0.18)	9.75	29.46%	20,875	1.33%	1.24%	0.70%
9/30/20	8.03	0.02	(0.06)	(0.04)	(0.16)	(0.15)	(0.31)	7.68	(0.90%)	18,019	1.34%	1.28%	0.28%
9/30/19	9.10	0.17	(0.34)	(0.17)	(0.12)	(0.78)	(0.90)	8.03	(0.51%)	14,876	1.32%	N/A	2.14%
9/30/18	9.30	0.12	(0.16)	(0.04)	(0.16)	—	(0.16)	9.10	(0.48%)	12,903	1.37%	N/A	1.23%
Class A
9/30/22	$ 9.98	$ 0.11	$ (2.36)	$ (2.25)	$ (0.08)	$ (0.84)	$ (0.92)	$ 6.81	(25.07%)	$ 12,858	1.45%	1.34%	1.22%
9/30/21	7.85	0.06	2.24	2.30	(0.01)	(0.16)	(0.17)	9.98	29.45%	24,231	1.43%	1.34%	0.59%
9/30/20	8.21	0.01	(0.08)	(0.07)	(0.14)	(0.15)	(0.29)	7.85	(1.17%)	30,721	1.44%	1.38%	0.17%
9/30/19	9.25	0.15	(0.32)	(0.17)	(0.09)	(0.78)	(0.87)	8.21	(0.48%)	29,537	1.42%	N/A	1.86%
9/30/18	9.44	0.11	(0.16)	(0.05)	(0.14)	—	(0.14)	9.25	(0.60%)	41,179	1.47%	N/A	1.11%
Class R3
9/30/22	$ 9.85	$ 0.10	$ (2.34)	$ (2.24)	$ (0.07)	$ (0.84)	$ (0.91)	$ 6.70	(25.23%)	$ 4,036	1.61%	1.49%	1.16%
9/30/21	7.76	0.05	2.21	2.26	(0.01)	(0.16)	(0.17)	9.85	29.29%	6,971	1.58%	1.49%	0.51%
9/30/20	8.11	(0.00)[d]	(0.07)	(0.07)	(0.13)	(0.15)	(0.28)	7.76	(1.19%)	6,093	1.59%	1.53%	(0.03%)
9/30/19	9.17	0.15	(0.34)	(0.19)	(0.09)	(0.78)	(0.87)	8.11	(0.72%)	3,382	1.57%	N/A	1.86%
9/30/18	9.37	0.10	(0.17)	(0.07)	(0.13)	—	(0.13)	9.17	(0.75%)	3,947	1.62%	N/A	1.08%

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 11.71	$ 0.32	$ (3.16)	$ (2.84)	$ (0.32)	$ (0.16)	$ (0.48)	$ 8.39	(25.28%)	$ 1,272,996	0.08%	0.00%	3.03%
9/30/21	9.51	0.27	2.10	2.37	(0.17)	—	(0.17)	11.71	25.11%	1,700,098	0.07%	0.00%	2.39%
9/30/20	9.43	0.15	0.16	0.31	(0.23)	—	(0.23)	9.51	3.11%	1,314,433	0.65%	0.55%	1.63%
9/30/19	9.70	0.26	(0.39)	(0.13)	(0.14)	—	(0.14)	9.43	(1.17%)	1,135,941	0.79%	0.67%	2.80%
9/30/18[g]	10.00	0.19	(0.49)	(0.30)	—	—	—	9.70	(3.00%)[b]	809,616	0.89%[a]	0.67%[a]	3.03%[a]

	Year ended September 30				Period ended September 30,
	2022	2021	2020	2019	2018[b]
Portfolio turnover rate	32%	28%	30%	26%	24%[q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The Trust consists of 51 series, including the following 16 series listed below (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual Total Return Bond Fund (“Total Return Bond Fund”)

MassMutual Strategic Bond Fund (“Strategic Bond Fund”)

MassMutual Diversified Value Fund (“Diversified Value Fund”)

MassMutual Fundamental Value Fund (“Fundamental Value Fund”)

MM S&P 500® Index Fund (“S&P 500 Index Fund”)

MassMutual Equity Opportunities Fund (“Equity Opportunities Fund”)

MassMutual Fundamental Growth Fund (“Fundamental Growth Fund”)

MassMutual Blue Chip Growth Fund (“Blue Chip Growth Fund”)

MassMutual Growth Opportunities Fund (“Growth Opportunities Fund”)

MassMutual Mid Cap Value Fund (“Mid Cap Value Fund”)

MassMutual Small Cap Value Equity Fund (“Small Cap Value Equity Fund”)

MassMutual Small Company Value Fund (“Small Company Value Fund”)

MassMutual Mid Cap Growth Fund (“Mid Cap Growth Fund”)

MassMutual Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”)

MassMutual Overseas Fund (“Overseas Fund”)

MassMutual Select T. Rowe Price International Equity Fund (“MM Select T. Rowe Price International Equity Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes; instead, MML Investment Advisers, LLC (“MML Advisers”) will determine the fair value of a Fund’s securities in accordance with MML Advisers’ fair valuation policy and procedures. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Notes to Financial Statements (Continued)

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral.

The Board of Trustees (“Trustees”) have designated MML Advisers as the Funds’ “valuation designee,” responsible for determining the fair value, in good faith, of securities and other instruments held by the Funds for which market quotations are not readily available or for which such market quotations or values are considered by MML Advisers or a subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event). It is possible that a significant amount of a Fund’s assets will be subject to fair valuation in accordance with MML Advisers’ fair valuation policy and procedures. The fair value determined for an investment by MML Advisers may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs may be fair valued using one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Notes to Financial Statements (Continued)

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indexes or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing the Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

Notes to Financial Statements (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Levels.

In certain cases, the inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest Level input that is significant to the overall fair value measurement.

The Fundamental Value Fund, Fundamental Growth Fund, Growth Opportunities Fund, and Small Cap Growth Equity Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of September 30, 2022. For each Fund noted in the preceding sentence, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of September 30, 2022, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3		Total
Total Return Bond Fund
Asset Investments
Common Stock	$435,604	$—	$—		$435,604
Bank Loans (Less Unfunded Loan Commitments)	—	15,814,089	—		15,814,089
Corporate Debt	—	212,105,271	—	+,**	212,105,271
Municipal Obligations	—	1,311,924	—		1,311,924
Non-U.S. Government Agency Obligations	—	124,043,491	—		124,043,491
Sovereign Debt Obligations	—	7,798,598	—		7,798,598
U.S. Government Agency Obligations and Instrumentalities	—	272,885,886	—		272,885,886
U.S. Treasury Obligations	—	206,641,734	—		206,641,734
Rights	—	—	—	+,**	—
Mutual Funds	16,726,548	—	—		16,726,548
Short-Term Investments	—	31,253,725	—		31,253,725
Unfunded Loan Commitments***	—	(612)	—		(612)
Total Investments	$17,162,152	$871,854,106	$—		$889,016,258
Asset Derivatives
Forward Contracts	—	52,891	—		52,891
Futures Contracts	353,178	—	—		353,178
Swap Agreements	—	1,566,903	—		1,566,903
Total	$353,178	$1,619,794	$—		$1,972,972
Liability Derivatives
Forward Contracts	—	(667)	—		(667)
Futures Contracts	(2,226,929)	—	—		(2,226,929)
Swap Agreements	—	(5,506,563)	—		(5,506,563)
Total	$(2,226,929)	$(5,507,230)	$—		$(7,734,159)

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Strategic Bond Fund
Asset Investments
Bank Loans (Less Unfunded Loan Commitments)	$—	$13,983,599	$—	$13,983,599
Corporate Debt	—	110,260,470	—	110,260,470
Municipal Obligations	—	101,446	—	101,446
Non-U.S. Government Agency Obligations	—	37,993,442	—	37,993,442
Sovereign Debt Obligations	—	16,519,825	—	16,519,825
U.S. Government Agency Obligations and Instrumentalities	—	83,524,423	—	83,524,423
U.S. Treasury Obligations	—	138,137,635	—	138,137,635
Purchased Options	85,012	6	—	85,018
Mutual Funds	2,470,330	—	—	2,470,330
Short-Term Investments	—	1,959,965	—	1,959,965
Unfunded Loan Commitments***	—	(6,298)	—	(6,298)
Total Investments	$2,555,342	$402,474,513	$—	$405,029,855
Asset Derivatives
Forward Contracts	$—	$575,582	$—	$575,582
Futures Contracts	7,060,927	—	—	7,060,927
Swap Agreements	—	5,562,451	—	5,562,451
Total	$7,060,927	$6,138,033	$—	$13,198,960
Liability Derivatives
Forward Contracts	$—	$(1,803,338)	$—	$(1,803,338)
Futures Contracts	(12,997,576)	—	—	(12,997,576)
Swap Agreements	—	(659,637)	—	(659,637)
Written Options	(1,059,744)	(116,788)	—	(1,176,532)
Total	$(14,057,320)	$(2,579,763)	$—	$(16,637,083)

Diversified Value Fund
Asset Investments
Common Stock	$264,983,275	$4,249,190 *	$—	$269,232,465
Preferred Stock	1,160,364	1,548,309 *	—	2,708,673
Mutual Funds	3,658,052	—	—	3,658,052
Short-Term Investments	105	3,266,398	—	3,266,503
Total Investments	$269,801,796	$9,063,897	$—	$278,865,693

S&P 500 Index Fund
Asset Investments
Common Stock	$2,225,022,779	$942,893	$—	$2,225,965,672
Short-Term Investments	—	18,821,014	—	18,821,014
Total Investments	$2,225,022,779	$19,763,907	$—	$2,244,786,686
Liability Derivatives
Futures Contracts	$(2,158,892)	$—	$—	$(2,158,892)

Equity Opportunities Fund
Asset Investments
Common Stock	$536,703,361	$6,533,305 *	$—	$543,236,666
Preferred Stock	1,848,525	2,396,266 *	—	4,244,791
Short-Term Investments	158	9,104,118	—	9,104,276
Total Investments	$538,552,044	$18,033,689	$—	$556,585,733

Notes to Financial Statements (Continued)

	Level 1		Level 2		Level 3			Total
Blue Chip Growth Fund
Asset Investments
Common Stock		$2,508,977,729	$4,799,001	*		$3,526,921	**	$2,517,303,651
Preferred Stock		—	—			3,202,530	**	3,202,530
Corporate Debt		—	2,459,737			—		2,459,737
Mutual Funds		5,185,964	—			—		5,185,964
Short-Term Investments		101	5,924,441			—		5,924,542
Total Investments		$2,514,163,794	$13,183,179			$6,729,451		$2,534,076,424

Mid Cap Value Fund
Asset Investments
Common Stock		$95,158,000	$2,467,808	*		$—		$97,625,808
Preferred Stock		—	320,678	*		—		320,678
Mutual Funds		714,129	—			—		714,129
Short-Term Investments		—	2,750,893			—		2,750,893
Total Investments		$95,872,129	$5,539,379			$—		$101,411,508
Asset Derivatives
Forward Contracts		$—	$9,401			$—		$9,401
Liability Derivatives
Forward Contracts		$—	$(9,904)			$—		$(9,904)

Small Cap Value Equity Fund
Asset Investments
Common Stock		$46,983,242	$688,310	*		$—		$47,671,552
Mutual Funds		246,505	—			—		246,505
Short-Term Investments		—	2,276,333			—		2,276,333
Total Investments		$47,229,747	$2,964,643			$—		$50,194,390

Small Company Value Fund
Asset Investments
Common Stock		$193,953,256	$471,324	*		$—		$194,424,580
Mutual Funds		3,166,453	—			—		3,166,453
Short-Term Investments		—	1,594,316			—		1,594,316
Total Investments		$197,119,709	$2,065,640			$—		$199,185,349
Asset Derivatives
Forward Contracts	$		$141		$			$141
Liability Derivatives
Forward Contracts	$		$(8,696)		$			$(8,696)

Mid Cap Growth Fund
Asset Investments
Common Stock		$4,888,521,414	$—			$22,843,851		$4,911,365,265
Preferred Stock		—	—			28,528,808		28,528,808
Mutual Funds		25,184,258	—			—		25,184,258
Short-Term Investments		104,697,257	84,415,685			—		189,112,942
Total Investments		$5,018,402,929	$84,415,685			$51,372,659		$5,154,191,273

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
Overseas Fund
Asset Investments
Common Stock*
Australia	$—	$1,578,916	$—		$1,578,916
Belgium	—	3,669,302	—		3,669,302
Canada	14,077,610	—	—		14,077,610
Cayman Islands	1,271,625	6,720,450	—		7,992,075
Denmark	—	9,799,155	—		9,799,155
Finland	—	969,210	—		969,210
France	—	67,714,743	—		67,714,743
Germany	—	57,562,246	—		57,562,246
Hong Kong	—	5,529,503	—		5,529,503
India	—	6,817,063	—		6,817,063
Ireland	4,735,525	3,615,780	—		8,351,305
Israel	3,767,905	—	—		3,767,905
Italy	—	9,588,401	—		9,588,401
Japan	—	40,852,464	—		40,852,464
Mexico	833,362	—	—		833,362
Netherlands	—	20,456,799	—		20,456,799
Portugal	—	1,755,713	—		1,755,713
Republic of Korea	—	1,594,651	—		1,594,651
Singapore	—	3,849,475	—		3,849,475
Spain	—	3,526,709	—		3,526,709
Sweden	—	5,373,167	—		5,373,167
Switzerland	—	52,118,705	—		52,118,705
Taiwan	3,074,984	—	—		3,074,984
United Kingdom	1,428,044	48,329,678	—		49,757,722
United States	2,210,074	—	—		2,210,074
Preferred Stock*
Republic of Korea	—	1,708,272	—		1,708,272
Mutual Funds	2,564,482	—	—		2,564,482
Short-Term Investments	—	9,671,698	—		9,671,698
Total Investments	$33,963,611	$362,802,100	$—		$396,765,711

MM Select T. Rowe Price International Equity Fund
Asset Investments
Common Stock*
Australia	$—	$33,988,474	$—		$33,988,474
Austria	—	5,026,392	—		5,026,392
Belgium	—	2,845,369	—		2,845,369
Bermuda	426,116	3,520,909	—		3,947,025
Brazil	17,625,418	—	—		17,625,418
Canada	51,939,366	—	—		51,939,366
Cayman Islands	28,481,370	49,968,618	—		78,449,988
Chile	2,302,180	—	—		2,302,180
China	—	45,324,401	—		45,324,401
Cyprus	—	—	—	+,**	—
Denmark	—	5,220,159	—		5,220,159
Finland	—	11,593,848	—		11,593,848
France	—	91,621,509	—		91,621,509
Germany	—	67,225,069	—		67,225,069
Hong Kong	—	19,411,341	—		19,411,341
Hungary	—	3,223,358	—		3,223,358

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
MM Select T. Rowe Price International Equity Fund (Continued)
Asset Investments (Continued)
Common Stock* (Continued)
India	$2,274,868	$59,631,217	$—		$61,906,085
Indonesia	—	11,165,815	—		11,165,815
Ireland	—	5,660,367	—		5,660,367
Italy	1,125,729	18,249,329	—		19,375,058
Japan	—	182,317,538	—		182,317,538
Luxembourg	—	4,189,508	—		4,189,508
Malaysia	—	3,203,580	—		3,203,580
Mexico	10,591,444	—	—		10,591,444
Netherlands	6,917,691	60,108,717	—	+,**	67,026,408
Norway	—	11,770,142	—		11,770,142
Philippines	—	3,375,055	—		3,375,055
Poland	—	2,068,655	—		2,068,655
Portugal	—	7,661,550	—		7,661,550
Republic of Korea	1,822,772	38,678,630	—		40,501,402
Russia	—	—	—	+,**	—
Saudi Arabia	—	10,578,944	—		10,578,944
Singapore	—	15,939,157	—		15,939,157
South Africa	—	6,236,200	—		6,236,200
Spain	—	9,301,545	—		9,301,545
Sweden	354,743	17,485,079	—		17,839,822
Switzerland	—	89,457,061	—		89,457,061
Taiwan	—	37,415,041	—		37,415,041
Thailand	6,567,301	2,092,592	—		8,659,893
United Arab Emirates	—	2,510,021	—		2,510,021
United Kingdom	31,904,265	109,347,113	—		141,251,378
United States	12,508,583	1,758,745	365,746	**	14,633,074
Preferred Stock*
Germany	4,791,820	3,427,296	—		8,219,116
United States	—	—	21,964	**	21,964
Mutual Funds	25,119,089	—	—		25,119,089
Rights	797	—	—	+,**	797
Short-Term Investments	40,804,373	796,077	—		41,600,450
Total Investments	$245,557,925	$1,053,394,421	$387,710		$1,299,340,056

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their respective foreign markets, as applicable.

**	Level 3 investments at September 30, 2022 in relation to net assets were not significant.
***	Unfunded loan commitments are valued at the unrealized appreciation (depreciation) on the commitment.
+	Represents a security at $0 value as of September 30, 2022.

For certain Fund(s) the Statement of Assets and Liabilities shows receivables from investments sold on a delayed delivery basis, cash collateral pledged for open derivatives, and cash collateral pledged for when-issued securities, as well as, any applicable liabilities for investments purchased on a delayed delivery basis, amounts due to custodian, cash collateral held for open derivatives, and cash collateral held for securities on loan. These amounts approximate fair value and would be categorized at Level 2 for each applicable Fund as of September 30, 2022.

The Funds, with the exception of the MM Select T. Rowe Price International Equity Fund, had no Level 3 transfers during the year ended September 30, 2022. The MM Select T. Rowe Price International Equity Fund had Level 3 transfers during the year ended September 30, 2022; however, none of the transfers individually or collectively had a material impact on the MM Select T. Rowe Price International Equity Fund.

Notes to Financial Statements (Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 9/30/21	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3	Transfers (out) of Level 3	Balance as of 9/30/22	Net Change in Unrealized Appreciation (Depreciation) from Investments Still held as of 9/30/22
Mid Cap Growth Fund
Common Stock	$7,087,099	$—	$—	$15,756,752	$—	$—	$—	$—	$22,843,851	$15,756,752
Preferred Stock	129,638,365	—	—	(94,773,577)	13,322,011	(19,657,991)	—	—	28,528,808	(9,154,163)
	$136,725,464	$—	$—	$(79,016,825)	$13,322,011	$(19,657,991)	$—	$—	$51,372,659	$6,602,589

The Mid Cap Growth Fund may fair value certain of its Level 3 investments using acquisition cost, although the transaction may not have occurred during the current reporting period. These investments are generally privately held investments, but may include defaulted securities and new debt issuances. There may not be a secondary market for such investments, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the valuation designee. Valuations are reviewed by the valuation designee utilizing available market information to determine if the carrying value of these investments should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment, also referred to as enterprise value (EV) to earnings before interest, taxes, depreciation, and amortization (EBITDA) ratios. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment, and the fact that comparable public companies are not identical to the investments being fair valued by the Mid Cap Growth Fund. All market variables are assessed on a regular frequency and calibrated as necessary.

The table excludes securities which were classified as level 3 based upon a broker quote.

Security Description	Fair Value	Valuation Technique(s)	Unobservable Input Description	Range of Unobservable Inputs Utilized (a)	Weighted Average of Unobservable Inputs Based on Fair Value
MassMutual Mid Cap Growth Fund
Common Stock	$22,843,851	Market	EV/ EBITDA	10.1x - 14x	12.05x

Preferred Stock	$28,528,808	Market	Recent Transactions	$8.10 - $125.00	$53.93
			EV / Sales	5.3x - 16.8x	7.92x
			EV/ GMV	0.29x - 0.41x	0.33x
			EV/ GP	14.1x - 23.2x	18.7x
			EV/ EBITDA	4.3x	—

Total	$51,372,659

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

Notes to Financial Statements (Continued)

Abbreviation Legend

EV/ GP - financial ratio of comparable public companies’ enterprise value to gross profit; measures the value of a comparable company in terms of its gross profit for a given year

EV/ GMV - financial ratio of comparable public companies’ enterprise value to gross market value; measures the value of a comparable company in terms of its gross profit for a given year

EV/ Sales - financial ratio of comparable public companies’ enterprise value to sales; measures the value of a comparable company in terms of its sales for a given year

EV/ EBITDA - financial ratio of comparable public companies’ enterprise value to earnings; measures the value of a comparable company in terms of its expected earnings for a given year

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more underlying indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.

At September 30, 2022, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk		Interest/ Inflation Rate Risk	Total
Total Return Bond Fund
Asset Derivatives
Forward Contracts*	$—	$—		$52,891	$—	$52,891
Futures Contracts^^	—	—		—	353,178	353,178
Swap Agreements^^,^^^	—	—		—	1,566,903	1,566,903
Total Value	$—	$—		$52,891	$1,920,081	$1,972,972
Liability Derivatives
Forward Contracts^	$—	$—		$(667)	$—	$(667)
Futures Contracts^^	—	—		—	(2,226,929)	(2,226,929)
Swap Agreements^^,^^^	—	—		—	(5,506,563)	(5,506,563)
Total Value	$—	$—		$(667)	$(7,733,492)	$(7,734,159)
Realized Gain (Loss)#
Purchased Options	$—	$—	$		$216,912	$216,912
Forward Contracts	—	—		138,550	—	138,550
Futures Contracts	—	—		—	(753,509)	(753,509)
Swap Agreements	—	—		—	15,526	15,526
Written Options	—	—		—	(2,358,289)	(2,358,289)
Total Realized Gain (Loss)	$—	$—		$138,550	$(2,879,360)	$(2,740,810)
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—		$—	$(143,612)	$(143,612)
Forward Contracts	—	—		52,224	—	52,224
Futures Contracts	—	—		—	(1,702,501)	(1,702,501)
Swap Agreements	—	—		—	(3,846,884)	(3,846,884)
Written Options	—	—		—	53,377	53,377
Total Change in Appreciation (Depreciation)	$—	$—		$52,224	$(5,639,620)	$(5,587,396)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
Strategic Bond Fund
Asset Derivatives
Purchased Options*	$—	$—	$6	$—	$6
Purchased Options*,^^^	—	—	—	85,012	85,012
Forward Contracts*	—	—	575,582	—	575,582
Futures Contracts^^	—	—	—	7,060,927	7,060,927
Swap Agreements^^,^^^	90,624	—	—	5,471,827	5,562,451
Total Value	$90,624	$—	$575,588	$12,617,766	$13,283,978
Liability Derivatives
Forward Contracts^	$—	$—	$(1,803,338)	$—	$(1,803,338)
Futures Contracts^^	—	—	—	(12,997,576)	(12,997,576)
Swap Agreements^^,^^^	(215,644)	—	—	(443,993)	(659,637)
Written Options^	—	—	(116,788)	—	(116,788)
Written Options^,^^^	—	—	—	(1,059,744)	(1,059,744)
Total Value	$(215,644)	$—	$(1,920,126)	$(14,501,313)	$(16,637,083)
Realized Gain (Loss)#
Purchased Options	$—	$—	$(54,298)	$(1,714,836)	$(1,769,134)
Forward Contracts	—	—	(2,541,719)	—	(2,541,719)
Futures Contracts	—	—	—	(22,401,574)	(22,401,574)
Swap Agreements	(601,431)	—	—	4,153,711	3,552,280
Written Options	—	—	21,334	2,229,852	2,251,186
Total Realized Gain (Loss)	$(601,431)	$—	$(2,574,683)	$(17,732,847)	$(20,908,961)
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—	$(21,359)	$(78,525)	$(99,884)
Forward Contracts	—	—	(1,180,378)	—	(1,180,378)
Futures Contracts	—	—	—	(3,851,488)	(3,851,488)
Swap Agreements	(124,957)	—	—	1,764,176	1,639,219
Written Options	—	—	(18,763)	(461,380)	(480,143)
Total Change in Appreciation (Depreciation)	$(124,957)	$—	$(1,220,500)	$(2,627,217)	$(3,972,674)

S&P 500 Index Fund
Liability Derivatives
Futures Contracts^^	$—	$(2,158,892)	$—	$—	$(2,158,892)
Realized Gain (Loss)#
Futures Contracts	$—	$(2,024,579)	$—	$—	$(2,024,579)
Change in Appreciation (Depreciation)##
Futures Contracts	$—	$(1,426,502)	$—	$—	$(1,426,502)

Mid Cap Value Fund
Asset Derivatives
Forward Contracts *,^^^	$—	$—	$9,401	$—	$9,401
Liability Derivatives
Forward Contracts ^,^^^	$—	$—	$(9,904)	$—	$(9,904)
Realized Gain (Loss)#
Forward Contracts	$—	$—	$522,470	$—	$522,470
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$—	$(38,924)	$—	$(38,924)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
Small Company Value Fund
Asset Derivatives
Forward Contracts*,^^^	$—	$—	$141	$—	$141
Liability Derivatives
Forward Contracts^,^^^	$—	$—	$(8,696)	$—	$(8,696)
Realized Gain (Loss)#
Forward Contracts	$—	$—	$145,723	$—	$145,723
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$—	$(14,881)	$—	$(14,881)

Overseas Fund
Realized Gain (Loss)#
Forward Contracts	$—	—	$307,193	$—	$307,193
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$—	$(130,292)	$—	$(130,292)

MM Select T. Rowe Price International Equity Fund
Realized Gain (Loss)#
Written Options	$—	$16,350	$—	$—	$16,350

*	Statements of Assets and Liabilities location: Investments, at value, or Receivables from: open forward contracts, as applicable.

^	Statements of Assets and Liabilities location: Payables for: open forward contracts, or written options outstanding, at value, as applicable.

^^

Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

^^^	Represents centrally cleared swaps, exchange-traded purchased and written options, or forward contracts, which are not subject to a master netting agreement or similar agreement.

#

Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

##

Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

For the year ended September 30, 2022, the average number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units†
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Purchased Swaptions	Written Options	Written Swaptions
Total Return Bond Fund	213	$7,762,453	$105,540,000	510	$3,710,000	1,353	$41,670,000
Strategic Bond Fund	4,433	39,462,205	238,432,642	2,151,192	9,706,667	1,207,604	9,706,667
S&P 500 Index Fund	115	—	—	—	—	—	—
Mid Cap Value Fund	—	3,196,596	—	—	—	—	—
Small Company Value Fund	—	658,987	—	—	—	—	—
Overseas Fund	—	3,533,841	—	—	—	—	—
MM Select T. Rowe Price International Equity Fund	—	—	—	—	—	88	—

†

Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, purchased swaptions and written swaptions, or shares/units outstanding for purchased options and written options, based on

Notes to Financial Statements (Continued)

absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2022.

The Portfolio of Investments included in a Fund’s financial statements shows the assets or liabilities of the Fund associated with individual derivatives transactions. The terms of many of those transactions contemplate that derivatives receivables and payables between the same two parties may be netted and that the parties will collateralize certain obligations. The following tables provide an illustration of the possible effect of netting provisions and of collateral (delivered or received) on a Fund’s derivatives exposure as of September 30, 2022. Netting arrangements vary among different counterparties, and the actual disposition of derivatives receivables and payables, and of collateral, in a bankruptcy or insolvency can be complicated and difficult to predict.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) or similar agreement and net of the related collateral received by the Fund(s) as of September 30, 2022.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Total Return Bond Fund
Citibank N.A.	$47,011	$(667)	$—	$46,344
Goldman Sachs International	5,880	—	—	5,880
	$52,891	$(667)	$—	$52,224

Strategic Bond Fund
BNP Paribas SA	$10,668	$(10,668)	$—	$—
Citibank N.A.	238,293	(238,293)	—	—
Citigroup Global Markets, Inc.	1	(1)	—	—
Goldman Sachs & Co.	4	(4)	—	—
Goldman Sachs International	265,185	(265,185)	—	—
Morgan Stanley & Co. LLC	61,437	(61,437)	—	—
	$575,588	$(575,588)	$—	$—

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA or similar agreement and net of the related collateral pledged by the Fund(s) as of September 30, 2022.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Total Return Bond Fund
Citibank N.A.	$(667)	$667	$—	$—

Strategic Bond Fund
BNP Paribas SA	$(340,549)	$10,668	$—	$(329,881)
Citibank N.A.	(1,094,532)	238,293	—	(856,239)
Citigroup Global Markets, Inc.	(3,140)	1	3,139	—
Goldman Sachs & Co.	(71,040)	4	—	(71,036)
Goldman Sachs International	(303,395)	265,185	—	(38,210)
Morgan Stanley & Co. LLC	(107,470)	61,437	—	(46,033)
	$(1,920,126)	$575,588	$3,139	$(1,341,399)

*	Represents the net amount receivable from the counterparty in the event of default.

Notes to Financial Statements (Continued)

**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within an MNA or similar agreement.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. The Fund(s) and counterparties may not be permitted to sell, re-pledge, or use the collateral they receive. In the event that cash collateral is restricted for use, the balance will be reflected as restricted cash within the Statement of Assets and Liabilities.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended September 30, 2022, are discussed below.

Foreign Currency Exchange Transactions

A Fund may enter into foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may also buy and sell options on currencies. When the Fund buys an option, its loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a currency, it is subject generally to the same risks as if it had entered into a futures contract or forward contract with respect to that currency. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

A Fund’s current exposure to a counterparty is the unrealized appreciation/(depreciation) on the contract.

Notes to Financial Statements (Continued)

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts and related options.

Futures Contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price. A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

Options on Futures Contracts. If a Fund buys an option on a futures contract, it will have the right to assume a futures contract at a particular price during the course of the option. Its potential loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a futures contract, it is subject generally to the same risks as if it had entered into a futures contract underlying the option itself.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or

Notes to Financial Statements (Continued)

maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables

Notes to Financial Statements (Continued)

on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

A Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on portfolio securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date in the case of an American-style option or only on the expiration date in the case of a European-style option.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

Notes to Financial Statements (Continued)

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other

Notes to Financial Statements (Continued)

rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Hybrid Instruments

A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to one or more underlying assets, indexes, economic factors, or other benchmarks. Because hybrid instruments may be designed to provide indirect exposures to virtually any type of derivative instrument, a Fund may invest in a hybrid instrument for any purpose it might engage in derivatives transactions. Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity. The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies or other types of investments, and will depend upon the terms of the instrument. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful. The terms of a hybrid instrument may create investment leverage. Hybrid instruments are typically privately issued, presenting credit risk of the issuer, and may be highly illiquid and difficult to value.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a

Notes to Financial Statements (Continued)

lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

The Total Return Bond Fund and Strategic Bond Fund entered into certain loan agreements which are unfunded. The Total Return Bond Fund and Strategic Bond Fund are obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the Total Return Bond Fund’s and Strategic Bond Fund’s Portfolio of Investments. At September 30, 2022, the Total Return Bond Fund and Strategic Bond Fund had sufficient cash and/or securities to cover these commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Notes to Financial Statements (Continued)

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) and/or securities (U.S. Treasury and Agency obligations) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At September 30, 2022, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan and all of the Funds’ cash collateral was invested in the State Street Navigator Securities Lending Government Money Market Portfolio.

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. Income received by the Funds in securities lending transactions during the year ended September 30, 2022, is reflected as securities lending income on the Statement of Operations.

Notes to Financial Statements (Continued)

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets or another alternative method.

Foreign Securities

Each of the Overseas Fund and MM Select T. Rowe Price International Equity Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, public health, and diplomatic risks. In addition, fluctuations in currency exchange rates may favorably or unfavorably affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Notes to Financial Statements (Continued)

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3. Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rates shown in the following table.

MML Advisers has also entered into investment subadvisory agreements for each Fund with the unaffiliated investment subadviser(s) shown in the following table. MML Advisers pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of other Funds or accounts of MML Advisers or its affiliates for which the subadviser provides subadvisory services.

The Funds’ subadvisory fees, if applicable, are paid monthly by MML Advisers out of the advisory fees.

Fund	Investment Advisory Fee	Investment Subadviser(s)
Total Return Bond Fund	0.30% on the first $2 billion; and	Metropolitan West Asset Management, LLC
0.27% on any excess over $2 billion
Strategic Bond Fund	0.45% on the first $200 million; and 0.35% on any excess over $200 million	Brandywine Global Investment Management, LLC; Western Asset Management Company, LLC; and Western Asset Management Company Limited
Diversified Value Fund	0.50% on the first $400 million; and	Brandywine Global Investment Management, LLC;
	0.475% on any excess over $400 million	and T. Rowe Price Associates, Inc.
Fundamental Value Fund	0.60% on the first $1.25 billion;	Barrow, Hanley, Mewhinney & Strauss, LLC; and
	0.575% on the next $250 million; and	Boston Partners Global Investors, Inc.
0.55% on any excess over $1.5 billion
S&P 500 Index Fund	0.10% on the first $2.5 billion;	Northern Trust Investments, Inc.
0.08% on the next $2.5 billion; and
0.05% on any excess over $5 billion
Equity Opportunities Fund	0.69% on the first $1 billion; and	T. Rowe Price Associates, Inc.; and
	0.64% on any excess over $1 billion	Wellington Management Company LLP
Fundamental Growth Fund	0.65% on the first $300 million; and	Wellington Management Company LLP; and
	0.60% on any excess over $300 million	Westfield Capital Management Company, L.P.
Blue Chip Growth Fund	0.65% on the first $750 million; and	Loomis, Sayles & Company, L.P.; and
	0.60% on any excess over $750 million	T. Rowe Price Associates, Inc.
Growth Opportunities Fund	0.71% on the first $500 million; and	Jackson Square Partners, LLC; and
	0.68% on any excess over $500 million	Sands Capital Management, LLC
Mid Cap Value Fund	0.70% on the first $300 million; and	American Century Investment Management, Inc.;

Notes to Financial Statements (Continued)

Fund	Investment Advisory Fee	Investment Subadviser(s)
	0.65% on any excess over $300 million	PanAgora Asset Management, Inc.; and Thompson, Siegel & Walmsley LLC
Small Cap Value Equity Fund	0.75% on the first $300 million; and 0.70% on any excess over $300 million	Barrow, Hanley, Mewhinney & Strauss, LLC; and Wellington Management Company LLP
Small Company Value Fund	0.85% on the first $750 million; and	AllianceBernstein L.P.; and
	0.80% on any excess over $750 million	American Century Investment Management, Inc.
Mid Cap Growth Fund*	0.72% on the first $2 billion; and	Frontier Capital Management Company, LLC;
	0.67% on any excess over $2 billion	and T. Rowe Price Associates, Inc.
Small Cap Growth Equity Fund	0.80% on the first $1 billion; and	Invesco Advisers, Inc.; and Wellington
	0.78% on any excess over $1 billion	Management Company LLP
Overseas Fund	0.80% on the first $750 million;	Harris Associates L.P.; and
	0.775% on the next $500 million; and	Massachusetts Financial Services Company
0.75% on any excess over $1.25 billion
MM Select T. Rowe Price International Equity Fund**	0.00%	T. Rowe Price Associates, Inc.

*	Effective March 7, 2022, T. Rowe Price Investment Management, Inc. was added as as a sub-subadviser of the Fund.
**	T. Rowe Price International Ltd, T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. each serves as a sub-subadviser of the Fund.

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3
Total Return Bond Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%
Strategic Bond Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%
Diversified Value Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%
Fundamental Value Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%
S&P 500 Index Fund	None	0.10%	0.25%	0.35%	0.25%	0.35%	0.25%
Equity Opportunities Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%
Fundamental Growth Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%
Blue Chip Growth Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%
Growth Opportunities Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%
Mid Cap Value Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%
Small Cap Value Equity Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%
Small Company Value Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%
Mid Cap Growth Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%
Small Cap Growth Equity Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%
Overseas Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%
MM Select T. Rowe Price International Equity Fund	None	N/A	N/A	N/A	N/A	N/A	N/A

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class R4 shares and Class A shares of each Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of each Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments

Notes to Financial Statements (Continued)

compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses#, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3
Mid Cap Value Fund*	0.61%	0.71%	0.81%	0.91%	1.06%	1.16%	1.31%
Small Company Value Fund*	0.86%	0.96%	1.06%	1.16%	1.31%	1.41%	1.56%
MM Select T. Rowe Price International Equity Fund*	0.00%	N/A	N/A	N/A	N/A	N/A	N/A

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through January 31, 2023.

Effective February 1, 2022, MML Advisers has agreed to cap the fees and expenses of the Fund noted below (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses#, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3
Overseas Fund*	0.79%	0.89%	0.99%	1.09%	1.24%	1.34%	1.49%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through January 31, 2023.

Prior to February 1, 2022, MML Advisers agreed to cap the fees and expenses of the Fund noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3
Overseas Fund*	0.79%	0.89%	0.99%	1.09%	1.24%	1.34%	1.49%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through January 31, 2022.

MML Advisers has agreed to waive 0.03% of the investment advisory fees of the Total Return Bond Fund through January 31, 2023.

MML Advisers has agreed to waive 0.05% of the investment advisory fees of the Strategic Bond Fund through January 31, 2023.

Notes to Financial Statements (Continued)

MML Advisers has agreed to waive 0.02% of the investment advisory fees of the Growth Opportunities Fund through January 31, 2023.

Effective March 31, 2022, MML Advisers has agreed to waive 0.05% of the investment advisory fees of the Mid Cap Growth Fund through January 31, 2024.

Effective July 1, 2022, MML Advisers has agreed to waive 0.05% of the investment advisory fees of the Fundamental Growth Fund through January 31, 2024.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended September 30, 2022, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Diversified Value Fund	$5,421
Fundamental Value Fund	773
Equity Opportunities Fund	337
Fundamental Growth Fund	2,378
Blue Chip Growth Fund	22,861
Growth Opportunities Fund	5,269
Mid Cap Value Fund	1,792
Small Cap Value Equity Fund	480
Mid Cap Growth Fund	83,365
Small Cap Growth Equity Fund	14,031

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by related parties at September 30, 2022:

Total % Ownership by Related Party
Total Return Bond Fund	80.8%
Strategic Bond Fund	95.4%
Diversified Value Fund	93.8%

Notes to Financial Statements (Continued)

Total % Ownership by Related Party
Fundamental Value Fund	96.6%
S&P 500 Index Fund	92.6%
Equity Opportunities Fund	88.4%
Fundamental Growth Fund	90.5%
Blue Chip Growth Fund	87.6%
Growth Opportunities Fund	91.5%
Mid Cap Value Fund	96.5%
Small Cap Value Equity Fund	89.3%
Small Company Value Fund	91.5%
Mid Cap Growth Fund	71.1%
Small Cap Growth Equity Fund	82.9%
Overseas Fund	83.2%
MM Select T. Rowe Price International Equity Fund	100.0%

4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended September 30, 2022, were as follows:

	Purchases		Sales
	Long- Term U.S. Government Securities	Other Long-Term Securities	Long- Term U.S. Government Securities	Other Long-Term Securities
Total Return Bond Fund	$3,776,593,685	$224,974,737	$3,856,277,715	$140,629,620
Strategic Bond Fund	531,045,186	45,161,011	478,007,852	147,084,807
Diversified Value Fund	—	152,074,989	—	220,412,742
Fundamental Value Fund	—	160,122,944	—	287,547,521
S&P 500 Index Fund	—	56,010,393	—	877,807,804
Equity Opportunities Fund	—	172,727,295	—	329,533,858
Fundamental Growth Fund	—	27,621,698	—	41,393,771
Blue Chip Growth Fund	—	556,933,914	—	1,038,939,179
Growth Opportunities Fund	—	102,823,456	—	160,068,314
Mid Cap Value Fund	—	94,247,762	—	99,856,925
Small Cap Value Equity Fund	—	27,034,942	—	32,745,534
Small Company Value Fund	—	108,192,287	—	143,159,735
Mid Cap Growth Fund	—	1,545,107,070	—	3,537,058,886
Small Cap Growth Equity Fund	—	475,674,049	—	523,709,298
Overseas Fund	—	94,719,179	—	207,558,573
MM Select T. Rowe Price International Equity Fund	—	556,982,177	—	494,572,891

Notes to Financial Statements (Continued)

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These procedures have been designed to ensure that cross trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. The cross trades disclosed in the table below are included within the respective purchases and sales amounts shown in the table above, as applicable.

	Purchases	Sales	Realized Gains/(Losses)
Equity Opportunities Fund	$—	$5,055,917	$2,020,515
Blue Chip Growth Fund	—	2,525,761	609,593
Mid Cap Value Fund	50,474	—	—
Mid Cap Growth Fund	1,642,438	3,281,933	1,365,506
Small Cap Growth Equity Fund	81,579	56,485	19,180
Overseas Fund	—	294,018	3,566
International Equity Fund	—	3,585	(55,128)

5. Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Total Return Bond Fund Class I
Sold	19,268,431	$180,631,888	19,146,497	$197,586,295
Issued as reinvestment of dividends	1,213,926	12,175,679	3,517,569	36,195,787
Redeemed	(21,180,830)	(200,785,705)	(13,402,414)	(137,618,946)
Net increase (decrease)	(698,473)	$(7,978,138)	9,261,652	$96,163,136
Total Return Bond Fund Class R5
Sold	378,114	$3,440,340	966,646	$9,943,955
Issued as reinvestment of dividends	62,806	629,319	212,366	2,183,127
Redeemed	(1,286,666)	(12,380,678)	(807,001)	(8,293,426)
Net increase (decrease)	(845,746)	$(8,311,019)	372,011	$3,833,656
Total Return Bond Fund Service Class
Sold	609,708	$5,754,384	2,109,996	$22,504,731
Issued as reinvestment of dividends	101,251	1,020,606	466,054	4,814,337
Redeemed	(1,764,330)	(17,226,101)	(4,257,688)	(44,924,719)
Net increase (decrease)	(1,053,371)	$(10,451,111)	(1,681,638)	$(17,605,651)
Total Return Bond Fund Administrative Class
Sold	486,547	$4,764,503	473,476	$4,887,313
Issued as reinvestment of dividends	27,027	271,077	104,814	1,077,493
Redeemed	(1,321,362)	(12,658,648)	(591,870)	(6,140,528)
Net increase (decrease)	(807,788)	$(7,623,068)	(13,580)	$(175,722)
Total Return Bond Fund Class R4
Sold	687,484	$6,518,995	1,619,080	$16,849,147
Issued as reinvestment of dividends	102,618	1,037,468	509,982	5,283,413
Redeemed	(2,280,633)	(21,868,114)	(3,756,435)	(38,734,808)
Net increase (decrease)	(1,490,531)	$(14,311,651)	(1,627,373)	$(16,602,248)
Total Return Bond Fund Class A
Sold	371,616	$3,438,059	485,232	$4,955,544
Issued as reinvestment of dividends	15,120	151,047	58,109	595,039
Redeemed	(203,610)	(1,898,829)	(448,655)	(4,582,335)
Net increase (decrease)	183,126	$1,690,277	94,686	$968,248

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Total Return Bond Fund Class R3
Sold	521,332	$4,807,515	457,819	$4,729,647
Issued as reinvestment of dividends	23,412	234,819	140,483	1,444,165
Redeemed	(643,656)	(6,041,703)	(980,562)	(10,022,079)
Net increase (decrease)	(98,912)	$(999,369)	(382,260)	$(3,848,267)
Strategic Bond Fund Class I
Sold	8,671,159	$83,748,590	9,792,877	$107,787,429
Issued as reinvestment of dividends	1,975,931	20,292,814	2,100,242	23,039,656
Redeemed	(16,636,543)	(166,221,430)	(12,641,185)	(138,155,152)
Net increase (decrease)	(5,989,453)	$(62,180,026)	(748,066)	$(7,328,067)
Strategic Bond Fund Class R5
Sold	750,285	$7,330,910	1,720,310	$18,754,867
Issued as reinvestment of dividends	442,257	4,546,406	427,829	4,697,559
Redeemed	(2,525,557)	(25,279,391)	(2,458,439)	(26,976,452)
Net increase (decrease)	(1,333,015)	$(13,402,075)	(310,300)	$(3,524,026)
Strategic Bond Fund Service Class
Sold	1,963,475	$21,120,432	703,441	$7,620,821
Issued as reinvestment of dividends	254,816	2,619,511	175,067	1,923,985
Redeemed	(999,065)	(9,859,838)	(1,543,663)	(16,792,426)
Net increase (decrease)	1,219,226	$13,880,105	(665,155)	$(7,247,620)
Strategic Bond Fund Administrative Class
Sold	300,891	$2,938,333	2,372,820	$25,699,371
Issued as reinvestment of dividends	186,209	1,912,369	341,132	3,735,392
Redeemed	(2,794,950)	(28,772,119)	(4,280,361)	(46,186,805)
Net increase (decrease)	(2,307,850)	$(23,921,417)	(1,566,409)	$(16,752,042)
Strategic Bond Fund Class R4
Sold	296,853	$2,867,133	653,572	$7,092,970
Issued as reinvestment of dividends	160,353	1,635,600	218,994	2,384,840
Redeemed	(2,078,364)	(20,917,479)	(1,470,051)	(15,956,354)
Net increase (decrease)	(1,621,158)	$(16,414,746)	(597,485)	$(6,478,544)
Strategic Bond Fund Class A
Sold	140,027	$1,346,776	1,496,947	$16,640,515
Issued as reinvestment of dividends	106,519	1,093,950	290,574	3,173,070
Redeemed	(1,344,105)	(13,794,021)	(4,394,795)	(47,670,756)
Net increase (decrease)	(1,097,559)	$(11,353,295)	(2,607,274)	$(27,857,171)
Strategic Bond Fund Class R3
Sold	168,015	$1,599,808	319,656	$3,425,685
Issued as reinvestment of dividends	39,151	396,988	65,090	702,974
Redeemed	(656,488)	(6,671,990)	(727,933)	(7,839,830)
Net increase (decrease)	(449,322)	$(4,675,194)	(343,187)	$(3,711,171)
Diversified Value Fund Class I
Sold	3,280,888	$42,214,632	4,766,409	$58,517,759
Issued as reinvestment of dividends	2,269,879	28,645,872	438,410	4,826,890
Redeemed	(7,093,566)	(86,654,446)	(8,179,237)	(104,349,524)
Net increase (decrease)	(1,542,799)	$(15,793,942)	(2,974,418)	$(41,004,875)
Diversified Value Fund Class R5
Sold	529,104	$6,772,798	645,349	$8,129,226
Issued as reinvestment of dividends	670,394	8,493,887	129,280	1,427,247
Redeemed	(1,973,294)	(25,615,700)	(1,925,876)	(23,438,048)
Net increase (decrease)	(773,796)	$(10,349,015)	(1,151,247)	$(13,881,575)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Diversified Value Fund Service Class
Sold	119,767	$1,525,851	164,512	$2,075,082
Issued as reinvestment of dividends	148,207	1,877,787	28,106	310,576
Redeemed	(291,952)	(3,716,380)	(481,322)	(5,811,081)
Net increase (decrease)	(23,978)	$(312,742)	(288,704)	$(3,425,423)
Diversified Value Fund Administrative Class
Sold	197,859	$2,566,448	347,161	$4,457,155
Issued as reinvestment of dividends	189,400	2,424,318	30,457	339,296
Redeemed	(437,980)	(5,708,549)	(450,291)	(5,434,054)
Net increase (decrease)	(50,721)	$(717,783)	(72,673)	$(637,603)
Diversified Value Fund Class R4
Sold	102,763	$1,297,321	271,872	$3,106,319
Issued as reinvestment of dividends	123,743	1,536,882	18,255	198,248
Redeemed	(348,040)	(4,308,864)	(350,322)	(4,176,440)
Net increase (decrease)	(121,534)	$(1,474,661)	(60,195)	$(871,873)
Diversified Value Fund Class A
Sold	157,190	$2,007,522	421,139	$5,205,137
Issued as reinvestment of dividends	247,566	3,136,659	45,661	504,096
Redeemed	(391,831)	(5,041,824)	(1,271,123)	(16,100,131)
Net increase (decrease)	12,925	$102,357	(804,323)	$(10,390,898)
Diversified Value Fund Class R3
Sold	61,871	$732,416	30,422	$403,152
Issued as reinvestment of dividends	10,368	130,528	2,246	24,615
Redeemed	(23,859)	(303,118)	(104,228)	(1,328,709)
Net increase (decrease)	48,380	$559,826	(71,560)	$(900,942)
Fundamental Value Fund Class I
Sold	4,154,703	$41,232,959	6,014,795	$58,173,128
Issued as reinvestment of dividends	4,341,734	42,679,244	600,383	5,157,291
Redeemed	(9,716,082)	(93,982,026)	(8,589,850)	(82,578,233)
Net increase (decrease)	(1,219,645)	$(10,069,823)	(1,974,672)	$(19,247,814)
Fundamental Value Fund Class R5
Sold	598,274	$6,029,023	1,298,021	$13,009,525
Issued as reinvestment of dividends	1,353,266	13,424,402	271,793	2,353,725
Redeemed	(4,483,140)	(43,811,168)	(8,416,442)	(84,928,696)
Net increase (decrease)	(2,531,600)	$(24,357,743)	(6,846,628)	$(69,565,446)
Fundamental Value Fund Service Class
Sold	660,330	$6,723,705	715,166	$7,256,979
Issued as reinvestment of dividends	371,015	3,658,211	41,902	360,779
Redeemed	(810,851)	(8,123,158)	(778,059)	(7,338,666)
Net increase (decrease)	220,494	$2,258,758	(20,991)	$279,092
Fundamental Value Fund Administrative Class
Sold	197,766	$2,026,958	594,754	$5,712,661
Issued as reinvestment of dividends	555,561	5,544,501	95,972	834,960
Redeemed	(2,451,430)	(24,385,138)	(3,661,979)	(35,397,364)
Net increase (decrease)	(1,698,103)	$(16,813,679)	(2,971,253)	$(28,849,743)
Fundamental Value Fund Class R4
Sold	227,033	$2,098,750	50,328	$473,808
Issued as reinvestment of dividends	119,651	1,143,866	13,737	115,118
Redeemed	(787,028)	(7,459,941)	(187,920)	(1,797,952)
Net increase (decrease)	(440,344)	$(4,217,325)	(123,855)	$(1,209,026)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Fundamental Value Fund Class A
Sold	276,458	$2,756,626	393,724	$3,933,994
Issued as reinvestment of dividends	380,538	3,733,076	43,766	375,073
Redeemed	(1,199,674)	(12,060,192)	(1,869,795)	(17,194,023)
Net increase (decrease)	(542,678)	$(5,570,490)	(1,432,305)	$(12,884,956)
Fundamental Value Fund Class R3
Sold	36,870	$351,938	78,733	$805,088
Issued as reinvestment of dividends	19,872	189,182	1,242	10,379
Redeemed	(62,987)	(617,005)	(50,502)	(483,004)
Net increase (decrease)	(6,245)	$(75,885)	29,473	$332,463
S&P 500 Index Fund Class I
Sold	12,415,578	$241,988,303	17,260,205	$347,463,609
Issued as reinvestment of dividends	8,976,077	184,009,587	10,266,209	184,586,442
Redeemed	(34,517,227)	(681,286,807)	(20,521,046)	(413,010,371)
Net increase (decrease)	(13,125,572)	$(255,288,917)	7,005,368	$119,039,680
S&P 500 Index Fund Class R5
Sold	2,177,188	$43,135,931	1,891,528	$38,627,265
Issued as reinvestment of dividends	2,943,930	60,703,846	3,454,763	62,427,564
Redeemed	(8,254,438)	(156,352,532)	(4,944,523)	(100,762,117)
Net increase (decrease)	(3,133,320)	$(52,512,755)	401,768	$292,712
S&P 500 Index Fund Service Class
Sold	1,764,830	$35,213,022	2,704,969	$55,210,299
Issued as reinvestment of dividends	2,214,870	45,847,810	3,123,958	56,637,356
Redeemed	(5,944,281)	(114,741,532)	(8,306,556)	(167,410,998)
Net increase (decrease)	(1,964,581)	$(33,680,700)	(2,477,629)	$(55,563,343)
S&P 500 Index Fund Administrative Class
Sold	1,481,165	$28,550,360	1,845,338	$37,527,075
Issued as reinvestment of dividends	2,159,450	43,469,722	3,211,009	56,802,753
Redeemed	(7,419,879)	(146,053,042)	(7,090,273)	(140,951,560)
Net increase (decrease)	(3,779,264)	$(74,032,960)	(2,033,926)	$(46,621,732)
S&P 500 Index Fund Class R4
Sold	2,805,251	$52,122,826	2,912,407	$56,820,281
Issued as reinvestment of dividends	3,028,215	59,837,538	4,668,157	81,225,926
Redeemed	(7,958,794)	(153,817,832)	(13,658,676)	(266,752,268)
Net increase (decrease)	(2,125,328)	$(41,857,468)	(6,078,112)	$(128,706,061)
S&P 500 Index Fund Class A
Sold	420,533	$7,396,269	272,433	$5,131,189
Issued as reinvestment of dividends	147,358	2,886,746	216,289	3,735,318
Redeemed	(618,869)	(12,236,711)	(525,326)	(10,290,915)
Net increase (decrease)	(50,978)	$(1,953,696)	(36,604)	$(1,424,408)
S&P 500 Index Fund Class R3
Sold	2,786,022	$50,256,371	3,895,891	$74,728,360
Issued as reinvestment of dividends	1,929,310	36,541,127	2,006,301	33,665,725
Redeemed	(3,837,904)	(69,036,604)	(4,151,692)	(78,531,536)
Net increase (decrease)	877,428	$17,760,894	1,750,500	$29,862,549
Equity Opportunities Fund Class I
Sold	2,195,204	$42,163,425	2,342,051	$44,627,814
Issued as reinvestment of dividends	2,666,804	51,816,002	1,667,804	29,303,320
Redeemed	(5,006,569)	(95,771,081)	(5,915,556)	(112,583,197)
Net increase (decrease)	(144,561)	$(1,791,654)	(1,905,701)	$(38,652,063)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Equity Opportunities Fund Class R5
Sold	1,027,695	$19,913,069	842,306	$15,151,904
Issued as reinvestment of dividends	978,951	19,138,493	641,043	11,320,812
Redeemed	(5,111,865)	(97,154,414)	(2,362,507)	(44,671,477)
Net increase (decrease)	(3,105,219)	$(58,102,852)	(879,158)	$(18,198,761)
Equity Opportunities Fund Service Class
Sold	147,025	$2,787,131	376,730	$6,983,511
Issued as reinvestment of dividends	290,928	5,530,550	177,650	3,060,907
Redeemed	(681,168)	(12,564,987)	(1,048,051)	(18,456,209)
Net increase (decrease)	(243,215)	$(4,247,306)	(493,671)	$(8,411,791)
Equity Opportunities Fund Administrative Class
Sold	130,689	$2,377,512	620,927	$11,214,685
Issued as reinvestment of dividends	340,670	6,343,270	183,645	3,107,276
Redeemed	(998,655)	(18,063,262)	(858,899)	(15,618,305)
Net increase (decrease)	(527,296)	$(9,342,480)	(54,327)	$(1,296,344)
Equity Opportunities Fund Class R4
Sold	69,873	$1,187,174	58,146	$972,979
Issued as reinvestment of dividends	65,235	1,104,425	41,202	641,099
Redeemed	(185,953)	(3,141,405)	(177,306)	(2,914,318)
Net increase (decrease)	(50,845)	$(849,806)	(77,958)	$(1,300,240)
Equity Opportunities Fund Class A
Sold	111,063	$1,913,973	286,817	$4,880,640
Issued as reinvestment of dividends	367,584	6,384,936	258,475	4,112,340
Redeemed	(832,793)	(14,474,766)	(1,193,610)	(20,822,672)
Net increase (decrease)	(354,146)	$(6,175,857)	(648,318)	$(11,829,692)
Equity Opportunities Fund Class R3
Sold	162,725	$2,434,201	88,794	$1,445,005
Issued as reinvestment of dividends	29,567	456,521	19,486	280,015
Redeemed	(82,307)	(1,240,187)	(151,917)	(2,414,261)
Net increase (decrease)	109,985	$1,650,535	(43,637)	$(689,241)
Fundamental Growth Fund Class I
Sold	759,136	$3,067,412	1,285,417	$8,075,228
Issued as reinvestment of dividends	741,150	3,135,065	1,160,169	6,380,932
Redeemed	(2,786,328)	(10,380,409)	(1,742,122)	(10,457,592)
Net increase (decrease)	(1,286,042)	$(4,177,932)	703,464	$3,998,568
Fundamental Growth Fund Class R5
Sold	114,385	$480,384	237,897	$1,631,222
Issued as reinvestment of dividends	669,002	2,856,640	1,092,737	6,053,760
Redeemed	(881,784)	(3,471,140)	(1,059,599)	(6,358,554)
Net increase (decrease)	(98,397)	$(134,116)	271,035	$1,326,428
Fundamental Growth Fund Service Class
Sold	142,141	$531,470	96,110	$571,166
Issued as reinvestment of dividends	457,949	1,799,739	579,443	3,030,485
Redeemed	(209,547)	(937,098)	(314,225)	(1,884,842)
Net increase (decrease)	390,543	$1,394,111	361,328	$1,716,809
Fundamental Growth Fund Administrative Class
Sold	103,196	$343,927	228,849	$1,235,015
Issued as reinvestment of dividends	662,161	2,350,670	1,380,760	6,751,917
Redeemed	(386,854)	(1,481,843)	(1,865,226)	(10,344,812)
Net increase (decrease)	378,503	$1,212,754	(255,617)	$(2,357,880)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Fundamental Growth Fund Class R4
Sold	151,138	$336,164	43,223	$201,697
Issued as reinvestment of dividends	199,206	539,848	187,400	772,086
Redeemed	(78,108)	(284,532)	(93,402)	(500,263)
Net increase (decrease)	272,236	$591,480	137,221	$473,520
Fundamental Growth Fund Class A
Sold	212,935	$564,827	189,500	$906,932
Issued as reinvestment of dividends	1,515,834	4,304,968	1,822,352	7,726,774
Redeemed	(868,878)	(2,789,699)	(1,402,788)	(7,292,641)
Net increase (decrease)	859,891	$2,080,096	609,064	$1,341,065
Fundamental Growth Fund Class R3
Sold	298,513	$505,343	204,225	$737,635
Issued as reinvestment of dividends	397,548	735,465	530,015	1,759,650
Redeemed	(267,063)	(463,415)	(746,314)	(2,772,047)
Net increase (decrease)	428,998	$777,393	(12,074)	$(274,762)
Blue Chip Growth Fund Class I
Sold	9,673,480	$241,938,987	9,208,665	$288,635,407
Issued as reinvestment of dividends	17,779,562	505,650,751	4,344,635	127,384,702
Redeemed	(17,057,755)	(437,365,948)	(24,822,276)	(790,026,118)
Net increase (decrease)	10,395,287	$310,223,790	(11,268,976)	$(374,006,009)
Blue Chip Growth Fund Class R5
Sold	1,236,217	$30,016,798	2,679,809	$82,658,186
Issued as reinvestment of dividends	3,858,828	109,320,598	983,773	28,785,200
Redeemed	(5,586,636)	(149,357,985)	(6,199,890)	(196,931,948)
Net increase (decrease)	(491,591)	$(10,020,589)	(2,536,308)	$(85,488,562)
Blue Chip Growth Fund Service Class
Sold	772,920	$17,294,659	1,223,525	$37,332,066
Issued as reinvestment of dividends	1,390,201	38,828,325	320,599	9,281,346
Redeemed	(1,829,132)	(43,031,432)	(1,731,897)	(53,422,350)
Net increase (decrease)	333,989	$13,091,552	(187,773)	$(6,808,938)
Blue Chip Growth Fund Administrative Class
Sold	569,232	$12,944,622	1,382,931	$43,389,745
Issued as reinvestment of dividends	2,315,836	63,222,321	634,937	18,063,967
Redeemed	(4,007,587)	(103,667,274)	(5,159,799)	(157,988,590)
Net increase (decrease)	(1,122,519)	$(27,500,331)	(3,141,931)	$(96,534,878)
Blue Chip Growth Fund Class R4
Sold	410,114	$9,072,831	1,076,100	$30,583,742
Issued as reinvestment of dividends	983,162	25,050,959	240,790	6,486,894
Redeemed	(2,660,512)	(54,093,475)	(1,692,637)	(48,631,847)
Net increase (decrease)	(1,267,236)	$(19,969,685)	(375,747)	$(11,561,211)
Blue Chip Growth Fund Class A
Sold	423,196	$8,776,808	1,018,552	$28,655,216
Issued as reinvestment of dividends	1,109,963	28,270,753	387,337	10,446,481
Redeemed	(1,357,136)	(30,693,573)	(4,359,478)	(129,512,098)
Net increase (decrease)	176,023	$6,353,988	(2,953,589)	$(90,410,401)
Blue Chip Growth Fund Class R3
Sold	286,428	$5,575,165	357,619	$9,388,348
Issued as reinvestment of dividends	501,154	11,466,411	124,694	3,093,658
Redeemed	(731,417)	(15,944,052)	(961,576)	(25,525,284)
Net increase (decrease)	56,165	$1,097,524	(479,263)	$(13,043,278)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Growth Opportunities Fund Class I
Sold	6,817,009	$44,270,684	5,964,565	$64,460,451
Issued as reinvestment of dividends	7,852,454	63,212,251	4,781,993	47,724,289
Redeemed	(9,466,676)	(66,160,773)	(7,289,756)	(78,254,732)
Net increase (decrease)	5,202,787	$41,322,162	3,456,802	$33,930,008
Growth Opportunities Fund Class R5
Sold	931,257	$5,867,268	1,827,378	$19,490,118
Issued as reinvestment of dividends	2,168,280	16,825,851	2,200,770	21,391,483
Redeemed	(2,968,007)	(21,142,198)	(7,435,247)	(75,529,949)
Net increase (decrease)	131,530	$1,550,921	(3,407,099)	$(34,648,348)
Growth Opportunities Fund Service Class
Sold	618,173	$4,088,158	347,551	$3,384,510
Issued as reinvestment of dividends	994,425	7,030,586	709,183	6,439,381
Redeemed	(959,196)	(6,557,350)	(1,325,612)	(13,102,377)
Net increase (decrease)	653,402	$4,561,394	(268,878)	$(3,278,486)
Growth Opportunities Fund Administrative Class
Sold	1,065,357	$5,048,692	539,808	$4,962,892
Issued as reinvestment of dividends	2,172,175	13,489,206	1,331,937	11,015,116
Redeemed	(2,368,525)	(13,796,123)	(2,609,272)	(24,065,097)
Net increase (decrease)	869,007	$4,741,775	(737,527)	$(8,087,089)
Growth Opportunities Fund Class R4
Sold	29,591	$127,103	34,506	$256,709
Issued as reinvestment of dividends	183,946	871,903	100,504	691,469
Redeemed	(325,831)	(1,235,429)	(138,783)	(1,067,446)
Net increase (decrease)	(112,294)	$(236,423)	(3,773)	$(119,268)
Growth Opportunities Fund Class A
Sold	396,938	$1,438,351	683,345	$4,932,367
Issued as reinvestment of dividends	2,635,032	12,094,799	1,444,315	9,734,684
Redeemed	(2,707,665)	(10,463,439)	(2,427,204)	(18,045,044)
Net increase (decrease)	324,305	$3,069,711	(299,544)	$(3,377,993)
Growth Opportunities Fund Class R3
Sold	128,656	$301,790	402,025	$2,286,504
Issued as reinvestment of dividends	380,771	1,142,314	91,599	479,063
Redeemed	(133,099)	(277,795)	(190,176)	(1,105,742)
Net increase (decrease)	376,328	$1,166,309	303,448	$1,659,825
Mid Cap Value Fund Class I
Sold	1,257,943	$15,822,348	1,378,441	$19,471,679
Issued as reinvestment of dividends	2,209,404	26,888,446	120,645	1,535,817
Redeemed	(1,823,408)	(23,252,190)	(2,569,512)	(36,125,882)
Net increase (decrease)	1,643,939	$19,458,604	(1,070,426)	$(15,118,386)
Mid Cap Value Fund Class R5
Sold	31,538	$403,759	26,384	$378,441
Issued as reinvestment of dividends	18,803	232,404	713	9,182
Redeemed	(42,869)	(533,359)	(35,750)	(465,832)
Net increase (decrease)	7,472	$102,804	(8,653)	$(78,209)
Mid Cap Value Fund Service Class
Sold	504	$6,628	21,295	$311,554
Issued as reinvestment of dividends	8,620	105,510	125	1,602
Redeemed	(38,303)	(470,425)	(1,891)	(29,106)
Net increase (decrease)	(29,179)	$(358,287)	19,529	$284,050

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Mid Cap Value Fund Administrative Class
Sold	11,380	$145,965	12,029	$184,500
Issued as reinvestment of dividends	14,968	188,296	723	9,443
Redeemed	(21,782)	(316,412)	(15,951)	(231,037)
Net increase (decrease)	4,566	$17,849	(3,199)	$(37,094)
Mid Cap Value Fund Class R4
Sold	7,390	$90,949	7,013	$97,079
Issued as reinvestment of dividends	1,257	15,233	622	7,872
Redeemed	(2,759)	(34,110)	(72,997)	(1,056,116)
Net increase (decrease)	5,888	$72,072	(65,362)	$(951,165)
Mid Cap Value Fund Class A
Sold	25,694	$318,289	142,864	$1,953,163
Issued as reinvestment of dividends	28,037	345,700	2,584	33,097
Redeemed	(25,277)	(330,544)	(315,794)	(4,611,163)
Net increase (decrease)	28,454	$333,445	(170,346)	$(2,624,903)
Mid Cap Value Fund Class R3
Sold	1,287	$15,692	5,118	$70,621
Issued as reinvestment of dividends	2,760	33,429	246	3,107
Redeemed	(2,251)	(28,504)	(30,021)	(430,029)
Net increase (decrease)	1,796	$20,617	(24,657)	$(356,301)
Small Cap Value Equity Fund Class I
Sold	1,167,883	$12,820,652	907,032	$11,357,203
Issued as reinvestment of dividends	879,846	9,194,395	152,789	1,714,290
Redeemed	(1,217,492)	(13,122,094)	(4,127,369)	(51,698,733)
Net increase (decrease)	830,237	$8,892,953	(3,067,548)	$(38,627,240)
Small Cap Value Equity Fund Class R5
Sold	120,937	$1,244,751	809,584	$10,404,197
Issued as reinvestment of dividends	218,099	2,283,497	34,845	392,010
Redeemed	(433,913)	(4,808,986)	(1,166,710)	(15,301,343)
Net increase (decrease)	(94,877)	$(1,280,738)	(322,281)	$(4,505,136)
Small Cap Value Equity Fund Service Class
Sold	28,655	$318,523	29,025	$363,192
Issued as reinvestment of dividends	66,630	701,615	9,089	102,703
Redeemed	(84,191)	(922,424)	(91,348)	(1,186,214)
Net increase (decrease)	11,094	$97,714	(53,234)	$(720,319)
Small Cap Value Equity Fund Administrative Class
Sold	21,006	$225,176	40,323	$521,611
Issued as reinvestment of dividends	59,543	618,051	10,705	119,788
Redeemed	(22,610)	(241,800)	(213,856)	(2,687,794)
Net increase (decrease)	57,939	$601,427	(162,828)	$(2,046,395)
Small Cap Value Equity Fund Class R4
Sold	23,940	$233,301	36,336	$451,536
Issued as reinvestment of dividends	35,292	353,982	7,995	87,302
Redeemed	(33,450)	(345,326)	(200,794)	(2,399,956)
Net increase (decrease)	25,782	$241,957	(156,463)	$(1,861,118)
Small Cap Value Equity Fund Class A
Sold	46,544	$461,230	152,503	$1,865,323
Issued as reinvestment of dividends	141,955	1,433,744	17,347	190,647
Redeemed	(148,716)	(1,645,084)	(219,908)	(2,721,035)
Net increase (decrease)	39,783	$249,890	(50,058)	$(665,065)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Small Cap Value Equity Fund Class R3
Sold	22,511	$225,025	21,846	$274,446
Issued as reinvestment of dividends	18,019	177,490	2,414	26,075
Redeemed	(19,924)	(191,725)	(57,525)	(679,901)
Net increase (decrease)	20,606	$210,790	(33,265)	$(379,380)
Small Company Value Fund Class I
Sold	2,118,392	$24,273,570	4,737,139	$55,347,151
Issued as reinvestment of dividends	2,185,835	24,481,352	85,053	812,256
Redeemed	(3,510,738)	(39,082,053)	(2,348,073)	(26,270,613)
Net increase (decrease)	793,489	$9,672,869	2,474,119	$29,888,794
Small Company Value Fund Class R5
Sold	588,489	$6,674,727	2,238,221	$24,968,017
Issued as reinvestment of dividends	774,949	8,756,926	39,529	380,666
Redeemed	(2,546,690)	(27,751,474)	(3,598,862)	(37,381,946)
Net increase (decrease)	(1,183,252)	$(12,319,821)	(1,321,112)	$(12,033,263)
Small Company Value Fund Service Class
Sold	146,974	$1,680,344	317,513	$3,700,087
Issued as reinvestment of dividends	111,423	1,250,165	3,323	31,805
Redeemed	(135,183)	(1,466,448)	(213,621)	(2,435,431)
Net increase (decrease)	123,214	$1,464,061	107,215	$1,296,461
Small Company Value Fund Administrative Class
Sold	98,759	$1,121,612	319,890	$3,595,272
Issued as reinvestment of dividends	192,067	2,095,447	9,514	88,859
Redeemed	(401,496)	(4,327,674)	(933,127)	(10,609,361)
Net increase (decrease)	(110,670)	$(1,110,615)	(603,723)	$(6,925,230)
Small Company Value Fund Class R4
Sold	7,196	$73,173	73,265	$751,995
Issued as reinvestment of dividends	9,904	100,625	673	5,920
Redeemed	(5,716)	(56,710)	(137,064)	(1,569,338)
Net increase (decrease)	11,384	$117,088	(63,126)	$(811,423)
Small Company Value Fund Class A
Sold	198,112	$2,088,446	299,765	$3,244,014
Issued as reinvestment of dividends	191,789	1,983,094	3,577	31,978
Redeemed	(283,124)	(2,887,883)	(691,731)	(7,464,426)
Net increase (decrease)	106,777	$1,183,657	(388,389)	$(4,188,434)
Small Company Value Fund Class R3
Sold	16,157	$149,603	16,202	$161,460
Issued as reinvestment of dividends	6,198	57,144	—	—
Redeemed	(10,084)	(91,923)	(7,013)	(70,513)
Net increase (decrease)	12,271	$114,824	9,189	$90,947
Mid Cap Growth Fund Class I
Sold	20,610,345	$476,359,783	21,183,859	$619,721,055
Issued as reinvestment of dividends	46,250,992	1,175,700,217	13,500,310	369,233,487
Redeemed	(69,265,310)	(1,657,390,556)	(68,670,135)	(2,039,813,584)
Net increase (decrease)	(2,403,973)	$(5,330,556)	(33,985,966)	$(1,050,859,042)
Mid Cap Growth Fund Class R5
Sold	8,992,426	$210,964,292	8,395,381	$240,160,574
Issued as reinvestment of dividends	11,851,698	296,055,421	3,401,006	91,793,143
Redeemed	(29,181,230)	(709,337,786)	(16,010,155)	(465,598,430)
Net increase (decrease)	(8,337,106)	$(202,318,073)	(4,213,768)	$(133,644,713)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Mid Cap Growth Fund Service Class
Sold	714,735	$16,317,851	1,066,469	$29,688,014
Issued as reinvestment of dividends	2,525,623	60,589,689	803,095	21,000,941
Redeemed	(5,095,676)	(118,540,039)	(4,669,869)	(130,586,243)
Net increase (decrease)	(1,855,318)	$(41,632,499)	(2,800,305)	$(79,897,288)
Mid Cap Growth Fund Administrative Class
Sold	441,681	$8,788,650	869,031	$23,069,316
Issued as reinvestment of dividends	2,158,971	48,166,646	677,781	16,747,973
Redeemed	(2,971,122)	(64,274,048)	(4,042,762)	(107,237,852)
Net increase (decrease)	(370,470)	$(7,318,752)	(2,495,950)	$(67,420,563)
Mid Cap Growth Fund Class R4
Sold	615,731	$11,433,813	1,821,605	$43,245,580
Issued as reinvestment of dividends	1,343,771	26,566,357	557,533	12,555,638
Redeemed	(3,875,215)	(83,705,841)	(4,612,065)	(112,673,861)
Net increase (decrease)	(1,915,713)	$(45,705,671)	(2,232,927)	$(56,872,643)
Mid Cap Growth Fund Class A
Sold	229,031	$4,280,448	588,035	$13,908,258
Issued as reinvestment of dividends	1,836,269	35,770,513	630,794	14,060,392
Redeemed	(2,458,058)	(47,889,370)	(3,959,939)	(95,492,021)
Net increase (decrease)	(392,758)	$(7,838,409)	(2,741,110)	$(67,523,371)
Mid Cap Growth Fund Class R3
Sold	268,929	$4,468,724	393,431	$8,615,707
Issued as reinvestment of dividends	466,005	7,898,792	120,591	2,425,094
Redeemed	(552,097)	(9,249,914)	(746,836)	(16,376,977)
Net increase (decrease)	182,837	$3,117,602	(232,814)	$(5,336,176)
Small Cap Growth Equity Fund Class I
Sold	8,410,974	$128,433,942	7,016,670	$144,369,320
Issued as reinvestment of dividends	6,689,062	106,891,206	1,541,584	29,012,613
Redeemed	(7,633,386)	(112,135,241)	(6,121,222)	(124,881,393)
Net increase (decrease)	7,466,650	$123,189,907	2,437,032	$48,500,540
Small Cap Growth Equity Fund Class R5
Sold	1,375,497	$18,571,896	1,671,272	$32,751,480
Issued as reinvestment of dividends	2,133,325	33,194,542	629,588	11,622,191
Redeemed	(3,555,151)	(53,158,153)	(2,999,349)	(58,807,712)
Net increase (decrease)	(46,329)	$(1,391,715)	(698,489)	$(14,434,041)
Small Cap Growth Equity Fund Service Class
Sold	157,740	$2,016,421	293,630	$5,450,566
Issued as reinvestment of dividends	542,363	7,598,507	169,568	2,891,135
Redeemed	(907,393)	(13,450,707)	(677,279)	(12,484,416)
Net increase (decrease)	(207,290)	$(3,835,779)	(214,081)	$(4,142,715)
Small Cap Growth Equity Fund Administrative Class
Sold	146,697	$1,698,408	203,401	$3,468,903
Issued as reinvestment of dividends	606,248	7,499,285	175,761	2,733,082
Redeemed	(487,977)	(5,701,747)	(763,539)	(12,729,401)
Net increase (decrease)	264,968	$3,495,946	(384,377)	$(6,527,416)
Small Cap Growth Equity Fund Class R4
Sold	269,555	$2,345,814	241,546	$3,516,902
Issued as reinvestment of dividends	532,192	5,183,552	123,958	1,628,809
Redeemed	(350,548)	(3,268,106)	(499,572)	(6,898,395)
Net increase (decrease)	451,199	$4,261,260	(134,068)	$(1,752,684)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Small Cap Growth Equity Fund Class A
Sold	135,438	$1,176,763	504,453	$6,982,978
Issued as reinvestment of dividends	976,336	9,343,532	322,918	4,197,930
Redeemed	(695,452)	(6,699,463)	(1,587,189)	(22,495,130)
Net increase (decrease)	416,322	$3,820,832	(759,818)	$(11,314,222)
Small Cap Growth Equity Fund Class R3
Sold	103,693	$748,306	134,796	$1,555,386
Issued as reinvestment of dividends	275,707	1,924,436	54,866	582,672
Redeemed	(134,122)	(857,421)	(180,997)	(2,091,227)
Net increase (decrease)	245,278	$1,815,321	8,665	$46,831
Overseas Fund Class I
Sold	9,543,684	$84,880,892	9,326,183	$89,997,203
Issued as reinvestment of dividends	3,877,276	36,679,034	1,033,783	9,459,111
Redeemed	(17,598,167)	(154,046,481)	(19,054,553)	(189,333,308)
Net increase (decrease)	(4,177,207)	$(32,486,555)	(8,694,587)	$(89,876,994)
Overseas Fund Class R5
Sold	2,624,329	$22,012,321	2,048,201	$19,758,875
Issued as reinvestment of dividends	1,528,040	14,531,662	353,544	3,249,074
Redeemed	(7,259,037)	(65,077,294)	(3,483,345)	(34,118,149)
Net increase (decrease)	(3,106,668)	$(28,533,311)	(1,081,600)	$(11,110,200)
Overseas Fund Service Class
Sold	661,295	$6,299,812	412,087	$3,976,372
Issued as reinvestment of dividends	456,597	4,314,842	101,106	923,098
Redeemed	(1,168,642)	(10,309,219)	(798,474)	(7,827,090)
Net increase (decrease)	(50,750)	$305,435	(285,281)	$(2,927,620)
Overseas Fund Administrative Class
Sold	155,540	$1,373,856	382,828	$3,680,866
Issued as reinvestment of dividends	191,576	1,831,463	45,617	421,047
Redeemed	(324,641)	(3,045,963)	(866,637)	(8,320,923)
Net increase (decrease)	22,475	$159,356	(438,192)	$(4,219,010)
Overseas Fund Class R4
Sold	494,669	$4,073,590	721,382	$6,841,308
Issued as reinvestment of dividends	221,488	2,008,900	44,888	395,010
Redeemed	(419,701)	(3,489,896)	(973,710)	(9,110,679)
Net increase (decrease)	296,456	$2,592,594	(207,440)	$(1,874,361)
Overseas Fund Class A
Sold	223,843	$1,944,155	264,898	$2,542,503
Issued as reinvestment of dividends	217,687	2,031,016	70,638	637,155
Redeemed	(980,502)	(8,700,686)	(1,819,906)	(17,789,568)
Net increase (decrease)	(538,972)	$(4,725,515)	(1,484,370)	$(14,609,910)
Overseas Fund Class R3
Sold	104,735	$893,761	205,906	$2,014,268
Issued as reinvestment of dividends	67,894	623,942	14,811	131,963
Redeemed	(278,087)	(2,243,819)	(297,944)	(2,881,102)
Net increase (decrease)	(105,458)	$(726,116)	(77,227)	$(734,871)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
MM Select T. Rowe Price International Equity Fund Class I
Sold	28,306,280	$303,954,011	26,565,354	$299,651,877
Issued as reinvestment of dividends	6,457,531	71,743,166	2,226,021	23,974,243
Redeemed	(28,231,952)	(290,686,208)	(21,745,375)	(246,370,514)
Net increase (decrease)	6,531,859	$85,010,969	7,046,000	$77,255,606

Unless waived, purchases of Class A shares are subject to a front-end sales charge of up to 5.50% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. The Distributor retained the following amounts during the year ended September 30, 2022:

Front-End Sales Charges Retained by Distributor
Diversified Value Fund	$730
Fundamental Value Fund	730
S&P 500 Index Fund	72
Equity Opportunities Fund	948
Blue Chip Growth Fund	2,541
Mid Cap Growth Fund	353
Small Cap Growth Equity Fund	204

Unless waived, redemptions of Class A shares made within 18 months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1.00% of the amount redeemed. The Distributor receives all contingent deferred sales charges. For the year ended September 30, 2022, no amounts have been retained by the Distributor.

With respect to Class A shares, the Distributor may pay an up-front concession to financial intermediaries through which sales are made as described in the Funds’ Prospectus.

6. Federal Income Tax Information

At September 30, 2022, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Total Return Bond Fund	$970,946,424	$1,863,766	$(89,555,119)	$(87,691,353)
Strategic Bond Fund	451,301,290	679,020	(50,706,701)	(50,027,681)
Diversified Value Fund	271,912,452	27,635,543	(20,682,302)	6,953,241
Fundamental Value Fund	409,875,190	54,996,296	(36,542,966)	18,453,330
S&P 500 Index Fund	1,488,200,396	852,981,927	(98,554,529)	754,427,398
Equity Opportunities Fund	538,148,395	65,007,630	(46,570,292)	18,437,338
Fundamental Growth Fund	33,079,588	948,526	(7,960,945)	(7,012,419)
Blue Chip Growth Fund	2,133,505,318	748,563,713	(347,992,607)	400,571,106
Growth Opportunities Fund	290,036,620	22,499,516	(70,567,711)	(48,068,195)
Mid Cap Value Fund	116,860,661	3,304,863	(18,754,519)	(15,449,656)

Notes to Financial Statements (Continued)

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Small Cap Value Equity Fund	$52,261,678	$4,900,208	$(6,967,496)	$(2,067,288)
Small Company Value Fund	227,350,773	10,928,876	(39,102,855)	(28,173,979)
Mid Cap Growth Fund	5,055,056,521	727,201,932	(628,067,180)	99,134,752
Small Cap Growth Equity Fund	565,112,495	41,590,494	(74,635,968)	(33,045,474)
Overseas Fund	470,913,216	25,386,377	(99,533,882)	(74,147,505)
MM Select T. Rowe Price International Equity Fund	1,565,674,800	56,714,241	(323,048,985)	(266,334,744)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. Capital losses may be carried forward indefinitely, and retain the character of the original loss.

At September 30, 2022, the following Fund had accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Total Return Bond Fund	$36,914,682	$21,099,505

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2022, post-October capital losses:

Post-October Loss
Strategic Bond Fund	$36,444,508
Fundamental Growth Fund	558,057
Small Cap Growth Equity Fund	25,213,098
MM Select T. Rowe Price International Equity Fund	9,477,776

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2022, late year ordinary losses:

Amount
Fundamental Growth Fund	$239,500
Blue Chip Growth Fund	4,335,079
Growth Opportunities Fund	1,463,203
Mid Cap Growth Fund	9,137,771
Small Cap Growth Equity Fund	705,925

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2022, was as follows:

	Ordinary Income	Long Term Capital Gain
Total Return Bond Fund	$15,520,015	$—
Strategic Bond Fund	24,543,559	7,957,173
Diversified Value Fund	19,350,206	26,910,458
Fundamental Value Fund	9,848,859	60,529,572
S&P 500 Index Fund	42,035,877	391,268,490
Equity Opportunities Fund	13,075,519	77,702,653
Fundamental Growth Fund	9,232,807	6,564,990
Blue Chip Growth Fund	37,765,672	744,221,034
Growth Opportunities Fund	9,742,882	104,924,613
Mid Cap Value Fund	17,733,220	10,183,811
Small Cap Value Equity Fund	3,627,991	11,134,784
Small Company Value Fund	16,833,062	21,904,259
Mid Cap Growth Fund	203,027,887	1,463,208,822
Small Cap Growth Equity Fund	42,925,417	128,763,424
Overseas Fund	14,112,279	47,917,157
MM Select T. Rowe Price International Equity Fund	54,455,017	17,288,149

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2021, was as follows:

	Ordinary Income	Long Term Capital Gain
Total Return Bond Fund	$51,593,361	$—
Strategic Bond Fund	21,393,604	18,264,739
Diversified Value Fund	7,632,765	—
Fundamental Value Fund	9,207,746	—
S&P 500 Index Fund	59,183,283	419,938,253
Equity Opportunities Fund	13,151,452	38,674,722
Fundamental Growth Fund	14,953,658	17,591,165
Blue Chip Growth Fund	—	203,562,156
Growth Opportunities Fund	4,069,271	93,406,690
Mid Cap Value Fund	1,604,431	—
Small Cap Value Equity Fund	26,515	2,606,300
Small Company Value Fund	1,351,801	—
Mid Cap Growth Fund	14,252,104	521,343,693
Small Cap Growth Equity Fund	6,970,464	45,698,594
Overseas Fund	5,244,641	9,972,004
MM Select T. Rowe Price International Equity Fund	23,974,243	—

Notes to Financial Statements (Continued)

The following Fund(s) have elected to pass through the foreign tax credit for the year ended September 30, 2022:

Amount
Overseas Fund	$1,601,994
MM Select T. Rowe Price International Equity Fund	4,040,098

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2022, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.

At September 30, 2022, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total
Total Return Bond Fund	$14,501,233	$(58,014,187)	$(125,130)	$(87,693,551)	$(131,331,635)
Strategic Bond Fund	1,435,360	—	(36,481,768)	(50,079,449)	(85,125,857)
Diversified Value Fund	4,179,651	29,205,957	(108,809)	6,956,897	40,233,696
Fundamental Value Fund	6,504,986	63,123,610	(143,977)	18,432,551	87,917,170
S&P 500 Index Fund	22,700,764	537,331,780	(337,549)	754,427,398	1,314,122,393
Equity Opportunities Fund	5,584,722	82,705,656	(89,494)	18,435,689	106,636,573
Fundamental Growth Fund	—	—	(809,726)	(7,012,419)	(7,822,145)
Blue Chip Growth Fund	—	269,621,836	(4,511,245)	400,571,106	665,681,697
Growth Opportunities Fund	—	28,020,548	(1,540,622)	(48,068,269)	(21,588,343)
Mid Cap Value Fund	3,121,076	5,229,263	(15,104)	(15,449,887)	(7,114,652)
Small Cap Value Equity Fund	704,792	6,898,738	(15,977)	(2,067,263)	5,520,290
Small Company Value Fund	3,967,197	22,509,754	(51,049)	(28,173,979)	(1,748,077)
Mid Cap Growth Fund	—	711,603,693	(9,500,286)	99,134,752	801,238,159
Small Cap Growth Equity Fund	—	—	(26,000,678)	(33,045,475)	(59,046,153)
Overseas Fund	8,986,988	31,806,250	(79,818)	(74,559,341)	(33,845,921)
MM Select T. Rowe Price International Equity Fund	35,803,184	—	(9,501,032)	(266,893,702)	(240,591,550)

During the year ended September 30, 2022, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Total Return Bond Fund	$—	$(1,455,179)	$1,455,179
Strategic Bond Fund	—	3,775,714	(3,775,714)
Diversified Value Fund	—	900,902	(900,902)
Fundamental Value Fund	—	118,323	(118,323)
S&P 500 Index Fund	—	1,401,288	(1,401,288)
Equity Opportunities Fund	—	84,317	(84,317)

Notes to Financial Statements (Continued)

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Fundamental Growth Fund	$(170,180)	$47,706	$122,474
Blue Chip Growth Fund	(3,881,397)	1,240	3,880,157
Growth Opportunities Fund	(866,828)	60	866,768
Mid Cap Value Fund	(39,130)	(422,186)	461,316
Small Cap Value Equity Fund	—	(13,020)	13,020
Small Company Value Fund	(18)	542,600	(542,582)
Mid Cap Growth Fund	(7,732,929)	33,690	7,699,239
Small Cap Growth Equity Fund	(4,185,933)	3,576,594	609,339
Overseas Fund	—	(279,790)	279,790
MM Select T. Rowe Price International Equity Fund	—	1,157,052	(1,157,052)

The Funds did not have any unrecognized tax benefits at September 30, 2022, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2022, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7. Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8. New Accounting Pronouncements

In January 2021, FASB issued Accounting Standards Update 2021-01 — Reference Rate Reform (Topic 848) — Scope (“ASU 2021-01”) as an update to Accounting Standards Update 2020-04 — Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in order to make certain clarifications. ASU 2020-04 and ASU 2021-01 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management does not believe the impact of adopting ASU 2020-04 and ASU 2021-01 will have a material impact on the financial statements.

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

Notes to Financial Statements (Continued)

9. Coronavirus (COVID-19) Pandemic

The global pandemic outbreak of the novel coronavirus known as COVID-19 and efforts to contain its spread have produced, and will likely continue to produce, substantial market volatility, severe market dislocations and liquidity constraints in many markets, exchange trading suspensions and closures, higher default rates, and global business disruption, and they may result in future significant adverse effects, such as declines in global financial markets and a substantial economic downturn or recession throughout the world. Such factors may have a significant adverse effect on a Fund’s performance and have the potential to impair the ability of a Fund’s investment adviser, subadviser, or other service providers to serve the Fund and could lead to disruptions that negatively impact the Fund.

10. Russia-Ukraine War

In February 2022, Russia commenced a large-scale military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the regional and the global financial markets and economies. One or more of the Funds hold positions in securities or other instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market, and currency risks, as well as the risks related to the economic sanctions on Russia, Russian individuals, and Russian corporate and banking entities imposed by the United States and/or other countries. Such sanctions — which affect companies in many sectors, including energy, financial services, and defense, among others — could adversely affect the global energy and financial markets and, thus, could affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. Such sanctions may also result in a decline in the value and liquidity of Russian securities and a weakening of the ruble, and will impair a Fund’s ability to buy, sell, receive, or deliver Russian securities. In addition, certain transactions have been or may be prohibited and/or existing investments have or may become illiquid (e.g., because transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MassMutual Total Return Bond Fund, MassMutual Strategic Bond Fund, MassMutual Diversified Value Fund, MassMutual Fundamental Value Fund, MM S&P 500® Index Fund, MassMutual Equity Opportunities Fund, MassMutual Fundamental Growth Fund, MassMutual Blue Chip Growth Fund, MassMutual Growth Opportunities Fund, MassMutual Mid Cap Value Fund, MassMutual Small Cap Value Equity Fund, MassMutual Small Company Value Fund, MassMutual Mid Cap Growth Fund, MassMutual Small Cap Growth Equity Fund, MassMutual Overseas Fund, and MassMutual Select T. Rowe Price International Equity Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments as of September 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (except for the MassMutual Select T. Rowe Price International Equity Fund’s financial highlights which are for each of the four years in the period then ended and the period February 9, 2018 (commencement of operations) to September 30, 2018), and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds, as of September 30, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (except for the MassMutual Select T. Rowe Price International Equity Fund’s financial highlights which are for each of the four years in the period then ended and the period February 9, 2018 (commencement of operations) to September 30, 2018), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating

Report of Independent Registered Public Accounting Firm (Continued)

the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
November 28, 2022

We have served as the auditor of one or more MassMutual investment companies since 1995.

Trustees and Principal Officers (Unaudited)

The following table lists the Trust’s Trustees and Principal Officers; their address and year of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during at least the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Investment Management Solutions.

Independent Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Year of birth: 1948	Trustee	Since 2003	Retired.	108

Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Nabil N. El-Hage Year of birth: 1958	Trustee	Since 2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC).	108

Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company).

Maria D. Furman Year of birth: 1954	Trustee	Since 2012	Retired.	108

Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

R. Bradford Malt Year of birth: 1954	Trustee	Since 2022	Chairman (2004-2019), Management Committee (1993-2019), Partner (1987-2019), Associate (1979-1987), Ropes & Gray LLP (counsel to the Trust and MassMutual).	108

Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Year of birth: 1951	Trustee	Since 2012	Retired.	108

Director (since 2020), Lead Director (2020-2022), Chairperson (since 2020) of the Nominating and Governance Committee, Member (since 2020) and Chairperson (2020-2022) of the Compensation Committee, and Member (2020-2022) of the Audit Committee, Lyra Therapeutics (a clinical-stage specialty pharmaceutical company); Chairperson (since 2017), Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Cynthia R. Plouché Year of birth: 1957	Trustee	Since 2022	Retired; Assessor (2014-2018), Moraine Township (property assessment).	108

Trustee (since 2014), Northern Trust Funds (open-end investment companies); Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

Jason J. Price Year of birth: 1973	Trustee	Since 2022	Co-Founder and Chairman of the Board (2017-2021), NXTHVN (arts organization); Principal (2012-2017), Exaltare Capital Partners, LLC (private equity firm).	108

Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

Susan B. Sweeney Year of birth: 1952	Chairperson Trustee	Since 2022 Since 2009	Retired.	110^

Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Chairperson (since 2022), Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2009), MML Series Investment Fund (open-end investment company); Chairperson (since 2022), Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Michael R. Fanning^^ Year of birth: 1963	Trustee	Since 2021	Head of MassMutual U.S. (since 2016), Executive Vice President (2016-2018), Member of MassMutual’s Executive Leadership Team (since 2008), MassMutual.	108

Director (since 2016), MML Advisers; Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

Clifford M, Noreen^^^ Year of birth: 1957	Trustee	Since 2021

Head of Global Investment Strategy (since 2019), Deputy Chief Investment Officer and Managing Director (2016-2018), MassMutual; President (2008-2016), Vice Chairman (2007-2008), Member of the Board of Managers (2006-2016), Managing Director (2000-2016), Barings LLC.

				110^

Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Corporate Investors (closed-end investment company); Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Participation Investors (closed-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

Principal Officers

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Andrea Anastasio Year of birth: 1974	Vice President	Since 2021

Vice President (since 2021), MML Advisers; Head of Investment Management Solutions (since 2021), MassMutual; Head of Investment Strategy and Research, North America (2019-2021), Head of Investment Product Management (2016- 2019), State Street Global Advisors; Vice President (since 2021), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2021), MML Series Investment Fund (open-end investment company); Vice President (since 2021), MML Series Investment Fund II (open-end investment company).

108

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Andrew M. Goldberg Year of birth: 1966	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).

108
Renee Hitchcock Year of birth: 1970	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016

Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2021), MassMutual Advantage Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company).

108
Paul LaPiana Year of birth: 1969	President	Since 2021	President (since 2021), MML Advisers; Head of MassMutual U.S. Product (since 2019), Head of Field Management (2016-2019), MassMutual; President (since 2021), MassMutual Premier Funds (open-end investment company); President (since 2021), MassMutual Advantage Funds (open-end investment company); President (since 2021), MML Series Investment Fund (open-end investment company); President (since 2021), MML Series Investment Fund II (open-end investment company).	108
Jill Nareau Robert Year of birth: 1972	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company).

108
Douglas Steele Year of birth: 1975	Vice President	Since 2016

Head of Product Management (since 2021), Vice President (since 2017), Head of Investment Management (2017-2021), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Product Management (since 2021), Head of Manager Research (2021), Head of Investment Management (2017-2021), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).

108

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Year of birth: 1964	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

108

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111-0001.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified, and any such Chairperson may not serve more than two consecutive terms. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Mr. Fanning is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^	Mr. Noreen is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2022, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Diversified Value Fund	52.49%
Fundamental Value Fund	77.36%
S&P 500 Index Fund	100.00%
Equity Opportunities Fund	72.39%
Fundamental Growth Fund	2.38%
Blue Chip Growth Fund	45.22%
Growth Opportunities Fund	6.26%
Mid Cap Value Fund	14.04%
Small Cap Value Equity Fund	18.74%
Small Company Value Fund	18.40%
Mid Cap Growth Fund	17.09%
Small Cap Growth Equity Fund	5.52%
Overseas Fund	0.17%
MM Select T. Rowe Price International Equity Fund	0.76%

For the year ended September 30, 2022, the following Fund(s) earned the following foreign sources of income:

Amount
Overseas Fund	$10,455,344
MM Select T. Rowe Price International Equity Fund	51,373,867

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2022.

The Fund(s) intend to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in the Treasury Regulations §1.163(j)-1(b).

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s EDGAR database on its website at http://www.sec.gov. In addition, the Funds make the complete schedule of portfolio holdings from their filings on Form N-PORT available to shareholders at http://www.massmutual.com/funds.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May and June 2022, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the Total Return Bond Fund, Strategic Bond Fund, Diversified Value Fund, Fundamental Value Fund, S&P 500 Index Fund, Equity Opportunities Fund, Fundamental Growth Fund, Blue Chip Growth Fund, Growth Opportunities Fund, Mid Cap Value Fund, Small Cap Value Equity Fund, Small Company Value Fund, Mid Cap Growth Fund, Small Cap Growth Equity Fund, Overseas Fund, and MM Select T. Rowe Price International Equity Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third-Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and each of the subadvisers.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services. The Committee noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about the subadvisers and their personnel with responsibility for providing services to the Funds and the fees payable to each subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s net advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against funds in its “category” and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s expenses and performance and a recommendation as to the action to be taken by the Committee. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

Other Information (Unaudited) (Continued)

The Committee reviewed the expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2021. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that the total net expense ratios for all but one of the Funds were at or within the top fifty percent of their peer groups, and in most cases in the top forty percent. All of the Funds with total net expense ratios at or below the 50th comparative percentile of their peer groups had net advisory fees below the medians of their peer groups, or within the top three comparative quintiles of their peer groups, except the Small Company Value Fund, Overseas Fund, Fundamental Value Fund, Equity Opportunities Fund, and Growth Opportunities Fund, the levels of whose net advisory fees the Committee did not consider to be inconsistent with the advisory agreements’ continuation, in light of the Funds’ generally acceptable total net expense ratios and/or general favorable investment performance over time. In their consideration of these Funds, the Committee took into account MML Advisers’ proposal to implement a five basis point contractual advisory fee waiver for the Fundamental Growth Fund, which MML Advisers believes will improve the Fund’s total net expense profile, as well as the advisory fee waivers and expense caps currently in place for certain Funds.

The Small Cap Value Equity Fund has a total net expense ratio higher than the 60th comparative percentile of its peer group. The Committee considered MML Advisers’ statement that although the Fund’s total net expense ratio and net advisory fee were each at the 67th comparative percentile of its peer group, the Fund’s total net expense ratio was only four basis points above the peer group median.

The Committee determined on the basis of these factors that the levels of the Funds’ net advisory fees, and the total net expenses of the Funds generally, were consistent with the continuation of their advisory agreements.

The Committee considered that the large majority of the Funds achieved three-year investment performance above the medians of their performance categories, or at or within the top sixty percent of their performance categories, except those Funds referred to below.

The Committee considered that each of the Fundamental Growth Fund, Small Cap Value Equity Fund, Diversified Value Fund, and Fundamental Value Fund had experienced three-year investment performance outside the top sixty percent of its performance category. The Committee considered MML Advisers’ statement that a contributor to the underperformance of the first three of those Funds was a relatively low exposure to high-growth stocks during recent high-growth equity markets, particularly in 2020, due to a general value-investing orientation of their subadvisers, and MML Advisers’ confidence in each Fund’s investment strategy and subadviser(s) over time. The Committee also noted that the Diversified Value Fund had experienced favorable performance for the one-year period, at the 27th comparative percentile of its performance category. As to the Fundamental Value Fund, the Committee considered MML Advisers’ statements that the Fund’s performance for the three-year period had been less than one percentage point below the median of its performance category, and that the Fund’s performance had improved for the one-year period to the 29th comparative percentile of its performance category.

As to the Equity Opportunities Fund, Mid Cap Value Fund, and Mid Cap Growth Fund, the Committee noted that each Fund had experienced three-year investment performance outside the top sixty percent of its performance category. The Committee considered MML Advisers’ statement that each Fund’s underperformance was due in part to the Fund’s lower risk profile during a period in which investors preferred higher momentum, more speculative stocks. The Committee also noted that each of the Equity Opportunities Fund and Mid Cap Growth Fund ranked in the top half of its respective performance category for six of the last 10 years, and that the Mid Cap Growth Fund experienced improved performance for the one-year period to the 42nd percentile of its performance category. As to the Mid Cap Value Fund, the Committee noted that the Fund had experienced a subadviser change in the past year, which MML Advisers believes should lead to improving performance. As to the Blue Chip Growth Fund, the Committee noted that the Fund had experienced performance for the one- and three-year periods in the 71st and 80th comparative percentiles of its performance category, respectively. The Committee considered MML Advisers’ statements that the Fund’s longer-term performance is competitive, with the Fund ranking in the 56th and 22nd comparative percentiles of its performance category for the five- and ten-year periods, respectively, and that a relatively narrow set of stocks was an outsized contributor to the Fund’s more recent underperformance. The Committee also noted MML Advisers’ positive opinion on the Fund’s new lead portfolio manager.

Other Information (Unaudited) (Continued)

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting and during the course of the year, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of MML Advisers’ revenues from the Funds (including advisory fees and administrative and shareholder services fees, as applicable) and the expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and any so-called “fallout benefits” to MML Advisers (which were not considered to be substantial in any event), such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the advisory agreements and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

Other Information (Unaudited) (Continued)

Submission of Matters to a Vote of Security Holders

A Special Meeting of Shareholders of the Trust was held on May 25, 2022 and on the adjournment dates of June 9, 2022, July 28, 2022, and September 14, 2022. The Notice of Meeting of Shareholders, and a Proxy Statement and voting instruction card, were first mailed, or otherwise made available, on or about April 8, 2022 to shareholders of record as of February 25, 2022. The results of the vote on the matters submitted to shareholders at the Special Meeting are as follows:

Proposal 1:

To elect Allan W. Blair, Nabil N. El-Hage, Michael R. Fanning, Maria D. Furman, R. Bradford Malt, C. Ann Merrifield, Clifford M. Noreen, Cynthia R. Plouché, Jason J. Price, and Susan B. Sweeney as Trustees of each Trust of which the Funds are series for an indefinite term of office.*

This matter was approved by the Trust’s shareholders on June 9, 2022. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Withhold	% of Shares Outstanding
Allan W. Blair	1,062,272,572.058	1,055,134,595.262	42.213%	7,137,976.796	0.285%
Nabil N. El-Hage	1,062,272,572.058	1,055,187,057.064	42.215%	7,085,514.994	0.283%
Michael R. Fanning	1,062,272,572.058	1,054,435,784.031	42.185%	7,836,788.027	0.313%
Maria D. Furman	1,062,272,572.058	1,055,334,004.749	42.221%	6,938,567.309	0.277%
R. Bradford Malt	1,062,272,572.058	1,054,410,988.847	42.184%	7,861,583.211	0.314%
C. Ann Merrifield	1,062,272,572.058	1,054,614,232.611	42.192%	7,658,339.447	0.306%
Clifford M. Noreen	1,062,272,572.058	1,054,519,598.373	42.188%	7,752,973.685	0.310%
Cynthia R. Plouché	1,062,272,572.058	1,055,673,410.167	42.234%	6,599,161.891	0.264%
Jason J. Price	1,062,272,572.058	1,055,486,383.752	42.227%	6,786,188.306	0.271%
Susan B. Sweeney	1,062,272,572.058	1,055,272,106.456	42.218%	7,000,465.602	0.280%

*	Denotes Trust-wide proposal and voting results.

Proposal 2:	To change the status of certain Funds from diversified funds to non-diversified funds.

This matter was approved by the following Fund’s shareholders on September 14, 2022. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding	Broker Non-Vote	% of Shares Outstanding
Blue Chip Growth Fund	76,580,926.865	71,611,265.587	48.765%	1,065,213.725	0.725%	2,799,778.734	1.906%	1,104,668.819	0.752%

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2022

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2022:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2022.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Total Return Bond Fund
Class I	$1,000	0.34%	$895.70	$1.62	$1,023.40	$1.72
Class R5	1,000	0.45%	895.60	2.14	1,022.80	2.28
Service Class	1,000	0.54%	894.10	2.56	1,022.40	2.74
Administrative Class	1,000	0.65%	894.60	3.09	1,021.80	3.29
Class R4	1,000	0.79%	893.30	3.75	1,021.10	4.00
Class A	1,000	0.89%	893.00	4.22	1,020.60	4.51
Class R3	1,000	1.04%	892.30	4.93	1,019.90	5.27

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Strategic Bond Fund
Class I	1,000	0.48%	886.50	2.27	1,022.70	2.43
Class R5	1,000	0.58%	885.50	2.74	1,022.20	2.94
Service Class	1,000	0.68%	885.50	3.21	1,021.70	3.45
Administrative Class	1,000	0.78%	885.30	3.69	1,021.20	3.95
Class R4	1,000	0.93%	884.50	4.39	1,020.40	4.71
Class A	1,000	1.03%	883.20	4.86	1,019.90	5.22
Class R3	1,000	1.18%	883.70	5.57	1,019.20	5.97
Diversified Value Fund
Class I	$1,000	0.59%	$839.40	$2.72	$1,022.10	$2.99
Class R5	1,000	0.69%	839.10	3.18	1,021.60	3.50
Service Class	1,000	0.79%	838.50	3.64	1,021.10	4.00
Administrative Class	1,000	0.89%	837.70	4.10	1,020.60	4.51
Class R4	1,000	1.04%	837.40	4.79	1,019.90	5.27
Class A	1,000	1.14%	837.30	5.25	1,019.40	5.77
Class R3	1,000	1.29%	836.30	5.94	1,018.60	6.53
Fundamental Value Fund
Class I	1,000	0.66%	844.70	3.05	1,021.80	3.35
Class R5	1,000	0.76%	845.10	3.52	1,021.30	3.85
Service Class	1,000	0.86%	845.00	3.98	1,020.80	4.36
Administrative Class	1,000	0.96%	843.90	4.44	1,020.30	4.86
Class R4	1,000	1.11%	843.20	5.13	1,019.50	5.62
Class A	1,000	1.21%	843.10	5.59	1,019.00	6.12
Class R3	1,000	1.37%	842.40	6.33	1,018.20	6.93
S&P 500 Index Fund
Class I	1,000	0.13%	797.30	0.59	1,024.40	0.66
Class R5	1,000	0.23%	796.40	1.04	1,023.90	1.17
Service Class	1,000	0.38%	796.00	1.71	1,023.20	1.93
Administrative Class	1,000	0.48%	795.80	2.16	1,022.70	2.43
Class R4	1,000	0.63%	795.10	2.84	1,021.90	3.19
Class A	1,000	0.73%	794.90	3.28	1,021.40	3.70
Class R3	1,000	0.88%	794.10	3.96	1,020.70	4.46
Equity Opportunities Fund
Class I	1,000	0.74%	851.70	3.44	1,021.40	3.75
Class R5	1,000	0.84%	851.10	3.90	1,020.90	4.26
Service Class	1,000	0.94%	850.50	4.36	1,020.40	4.76
Administrative Class	1,000	1.04%	850.00	4.82	1,019.90	5.27
Class R4	1,000	1.19%	849.60	5.52	1,019.10	6.02
Class A	1,000	1.29%	848.80	5.98	1,018.60	6.53
Class R3	1,000	1.44%	847.90	6.67	1,017.80	7.28
Fundamental Growth Fund
Class I	1,000	1.25%	750.60	5.49	1,018.80	6.33
Class R5	1,000	1.41%	750.00	6.19	1,018.00	7.13
Service Class	1,000	1.52%	748.00	6.66	1,017.40	7.69
Administrative Class	1,000	1.61%	747.70	7.05	1,017.00	8.14
Class R4	1,000	1.77%	748.00	7.76	1,016.20	8.95
Class A	1,000	1.86%	748.10	8.15	1,015.70	9.40
Class R3	1,000	2.02%	745.70	8.84	1,014.90	10.20

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blue Chip Growth Fund
Class I	1,000	0.65%	724.10	2.81	1,021.80	3.29
Class R5	1,000	0.75%	723.70	3.24	1,021.30	3.80
Service Class	1,000	0.85%	723.20	3.67	1,020.80	4.31
Administrative Class	1,000	0.95%	723.20	4.10	1,020.30	4.81
Class R4	1,000	1.09%	722.70	4.71	1,019.60	5.52
Class A	1,000	1.20%	722.10	5.18	1,019.10	6.07
Class R3	1,000	1.35%	721.80	5.83	1,018.30	6.83
Growth Opportunities Fund
Class I	$1,000	0.78%	$662.80	$3.25	$1,021.20	$3.95
Class R5	1,000	0.88%	663.70	3.67	1,020.70	4.46
Service Class	1,000	0.98%	662.30	4.08	1,020.20	4.96
Administrative Class	1,000	1.09%	662.30	4.54	1,019.60	5.52
Class R4	1,000	1.23%	663.40	5.13	1,018.90	6.23
Class A	1,000	1.33%	662.40	5.54	1,018.40	6.73
Class R3	1,000	1.47%	660.20	6.12	1,017.70	7.44
Mid Cap Value Fund
Class I	1,000	0.61%	835.40	2.81	1,022.00	3.09
Class R5	1,000	0.71%	835.40	3.27	1,021.50	3.60
Service Class	1,000	0.81%	834.60	3.73	1,021.00	4.10
Administrative Class	1,000	0.91%	834.50	4.18	1,020.50	4.61
Class R4	1,000	1.06%	833.70	4.87	1,019.80	5.37
Class A	1,000	1.16%	833.30	5.33	1,019.30	5.87
Class R3	1,000	1.31%	833.30	6.02	1,018.50	6.63
Small Cap Value Equity Fund
Class I	1,000	1.20%	821.40	5.48	1,019.10	6.07
Class R5	1,000	1.29%	821.50	5.89	1,018.60	6.53
Service Class	1,000	1.40%	820.70	6.39	1,018.00	7.08
Administrative Class	1,000	1.50%	820.80	6.85	1,017.50	7.59
Class R4	1,000	1.65%	819.30	7.53	1,016.80	8.34
Class A	1,000	1.75%	818.80	7.98	1,016.30	8.85
Class R3	1,000	1.90%	818.10	8.66	1,015.50	9.60
Small Company Value Fund
Class I	1,000	0.86%	805.50	3.89	1,020.80	4.36
Class R5	1,000	0.96%	804.50	4.34	1,020.30	4.86
Service Class	1,000	1.06%	804.00	4.79	1,019.80	5.37
Administrative Class	1,000	1.16%	803.90	5.25	1,019.30	5.87
Class R4	1,000	1.31%	803.40	5.92	1,018.50	6.63
Class A	1,000	1.41%	802.00	6.37	1,018.00	7.13
Class R3	1,000	1.56%	802.00	7.05	1,017.20	7.89
Mid Cap Growth Fund
Class I	1,000	0.67%	795.10	3.02	1,021.70	3.40
Class R5	1,000	0.77%	794.90	3.46	1,021.20	3.90
Service Class	1,000	0.87%	794.20	3.91	1,020.70	4.41
Administrative Class	1,000	0.97%	793.70	4.36	1,020.20	4.91
Class R4	1,000	1.12%	793.60	5.04	1,019.50	5.67
Class A	1,000	1.22%	793.30	5.48	1,019.00	6.17
Class R3	1,000	1.37%	792.00	6.15	1,018.20	6.93

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Small Cap Growth Equity Fund
Class I	1,000	0.88%	799.50	3.97	1,020.70	4.46
Class R5	1,000	0.98%	798.90	4.42	1,020.20	4.96
Service Class	1,000	1.07%	798.00	4.82	1,019.70	5.42
Administrative Class	1,000	1.18%	798.60	5.32	1,019.20	5.97
Class R4	1,000	1.33%	798.00	5.99	1,018.40	6.73
Class A	1,000	1.43%	796.60	6.44	1,017.90	7.23
Class R3	1,000	1.58%	797.50	7.12	1,017.10	7.99
Overseas Fund
Class I	$1,000	0.79%	$782.40	$3.53	$1,021.10	$4.00
Class R5	1,000	0.89%	782.30	3.98	1,020.60	4.51
Service Class	1,000	0.99%	781.90	4.42	1,020.10	5.01
Administrative Class	1,000	1.08%	781.00	4.82	1,019.70	5.47
Class R4	1,000	1.24%	780.90	5.54	1,018.90	6.28
Class A	1,000	1.34%	780.10	5.98	1,018.40	6.78
Class R3	1,000	1.48%	779.10	6.60	1,017.60	7.49
MM Select T. Rowe Price International Equity Fund
Class I	1,000	0.00%	794.50	0.00	1,025.10	0.00

*

Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2022, multiplied by the average account value over the period, multiplied by 183 days in the period, divided by 365 days in the year, unless stated otherwise.

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Underwriter:
MML Distributors, LLC
1295 State Street
Springfield, Massachusetts 01111-0001

© 2022 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com. Investment Adviser: MML Investment Advisers, LLC	MM202311-303387

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the applicable MassMutual Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Funds Annual Report – President’s Letter to Shareholders (Unaudited)

To Our
Shareholders

Paul LaPiana

“At MassMutual, our goal is to help you build the future you want for yourself and your family. We want to help you with your retirement plans today, so you can feel more comfortable about tomorrow.”

September 30, 2022

Continued market volatility challenges retirement investors

I am pleased to present you with the MassMutual Funds Annual Report. During the fiscal year ended September 30, 2022, U.S. stocks were down over 15%, with investors concerned that stimulus-fueled recovery from the COVID-19 pandemic was over and that domestic monetary policy had turned toward combating heightened inflation. Stocks in foreign developed markets and emerging markets also experienced significant losses in the fiscal year, hurt by elevated energy prices, a strengthening U.S. dollar, and concerns that consumer spending and corporate earnings growth would slow. U.S. bond investors experienced negative returns in the rising interest rate environment, fueled by aggressive interest rate hikes by the U.S. Federal Reserve Board that were aimed at reducing demand-driven inflationary pressures.

Suggestions for retirement investors under any market conditions

●

You are likely in it for the long term. Retirement planning involves what financial professionals refer to as “long-term investing,” since most people save and invest for retirement throughout their working years. Even in retirement, many individuals will systematically withdraw their retirement savings over a number of years, keeping a portion of their funds invested. Although the financial markets will go up and down, individuals who take a long-term approach to investing don’t focus on current headlines – because they realize that they have time to ride out the downturns.

●

Keep contributing. While you have no control over the investment markets, you can control how often and how much you contribute to your retirement account. Saving as much as possible and increasing your contributions regularly is one way retirement investors can help boost their retirement savings, regardless of the performance of the stock and bond markets.

●

Invest continually.[1] Financial professionals often advise their clients to stay in the market, regardless of short-term results. Here’s why: Those who can invest in all market conditions have the potential to be rewarded even during market downturns, when more favorable prices may enable them to accumulate larger positions.

●

Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that tend to behave differently, depending upon the economic and market environment. These broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.

Is this a good time to track your progress?

If you work with a financial professional, you may wish to consider checking in with him or her to help you determine if:

●	you are saving enough for retirement – and, if in retirement, you are withdrawing an appropriate amount each year, based on your personal circumstances;

1 Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MassMutual Funds Annual Report – President’s Letter to Shareholders (Unaudited) (Continued)

●	your retirement account is invested appropriately for all market conditions, based on your goals and objectives, as well as your investment time horizon; and

●	you are taking steps to help reduce your longevity risk, which is the chance that you could “run out” of retirement savings during your lifetime.

Get to where you want to be

At MassMutual, our goal is to help you build the future you want for yourself and your family. We want to help you with your retirement plans today, so you can feel more comfortable about tomorrow. That’s why we continue to encourage you to maintain perspective when it comes to retirement investing, regardless of any headline-making events. MassMutual’s view is that changing market conditions have the potential to reward patient investors. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Paul LaPiana
President
MassMutual Funds
MML Investment Advisers, LLC

© 2022 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com.

MML Distributors, LLC (MMLD) serves as the exclusive wholesale marketing agent for all MassMutual Funds, as well as the distributor for all MassMutual Funds, except the MassMutual Global Floating Rate Fund, MassMutual Global Credit Income Opportunities Fund, MassMutual Emerging Markets Debt Blended Total Return Fund, MassMutual Global Emerging Markets Equity Fund, MassMutual High Yield Fund, and MassMutual Short-Duration Bond Fund. MMLD Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111-0001. Investment advisory services are provided to all MassMutual Funds by MML Investment Advisers, LLC (MML Advisers). MMLD and MML Advisers are subsidiaries of MassMutual.

The information provided is the opinion of MML Advisers and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MM202310-303203

2

MassMutual Funds Annual Report – Economic and Market Overview (Unaudited)

September 30, 2022

Continued market volatility challenges retirement investors

During the fiscal year ended September 30, 2022, U.S. stocks were down over 15%, with investors concerned that stimulus-fueled recovery from the COVID-19 pandemic was over and that domestic monetary policy had turned toward combating heightened inflation. Stocks in foreign developed markets and emerging markets also experienced significant losses in the fiscal year, hurt by elevated energy prices, a strengthening U.S. dollar, and concerns that consumer spending and corporate earnings growth would slow. U.S. bond investors experienced negative returns in the rising interest rate environment, fueled by aggressive interest rate hikes by the U.S. Federal Reserve Board (the “Fed”) that were aimed at reducing demand-driven inflationary pressures.

Market Highlights

●

For the reporting period from October 1, 2021 through September 30, 2022, U.S. stocks were down over 15%, in a market environment where the Fed aggressively raised interest rates in an effort to combat heightened inflation.

●

In the fourth quarter of 2021, expectations for strong economic and earnings growth in 2022, bolstered by the possibility of a $2 trillion economic stimulus and social spending plan, allowed investors to look past sharp increases in COVID-19 Omicron variant cases and heightened inflationary pressures.

●

In the first quarter of 2022, investors in both stocks and bonds were challenged by a sharp rise in energy prices after Russia’s invasion of Ukraine, a stalled domestic economic stimulus plan, and the Fed raising interest rates for the first time since 2018.

●

The second quarter of 2022 was another difficult quarter, as Fed interest rate hikes, investor concerns over high inflation, and concern about the potential of an impending global recession dominated the narrative.

●	The third quarter of 2022 was an extension of the difficult second quarter, with continued inflationary pressures, weakening economic data, and aggressive Fed interest rate hikes.

●

Foreign stocks in developed markets and emerging markets also experienced losses in the fiscal year, against the backdrop of Russia’s invasion of Ukraine (and the resulting economic sanctions that kept energy prices elevated), the strengthening U.S. dollar, and threatened consumer spending and corporate earnings growth.

●

U.S. bond investors experienced negative returns in the rising interest rate environment, fueled by an increase in short-term interest rates, heighted inflationary pressures, and the reversal of monetary and fiscal policy support.

Market Environment

For the fiscal year beginning on October 1, 2021, global stock investors experienced significant losses. U.S. stocks fell sharply in the period in response, with the S&P 500 Index® (“S&P 500”)1 entering bear market territory after declining more than 20% from its previous highs. Investors sought safety from high inflation, rising interest rates, and the increasing possibility of a recession. Consumer sentiment fell sharply, down 17.2% in the period2, as high inflation – driven by rising energy, food, and housing costs – overwhelmed low unemployment and strong wage growth. As of August 2022, more Americans are borrowing to make ends meet in these inflationary times, resulting in consumer loan levels at record highs, having increased by 12.4% year-over-year3.

1 The S&P 500 Index measures the performance of 500 widely held stocks in the U.S. equity market. Standard and Poor’s chooses member companies for the index based on market size, liquidity, and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid-1989, this composition has been more flexible and the number of issues in each sector has varied. It is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

2 June 24, 2022, University of Michigan: Consumer Sentiment (UMCSENT), retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/UMCSENT

3 Board of Governors of the Federal Reserve System (US), Consumer Loans, All Commercial Banks [CONSUMER], retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/CONSUMER, October 11, 2022.

3

MassMutual Funds Annual Report – Economic and Market Overview (Unaudited) (Continued)

As a result, the broad market S&P 500 fell 15.47% for the period. The technology-heavy NASDAQ Composite Index4 performed even worse, dropping 26.25%. The more economically sensitive Dow Jones Industrial AverageSM5 was down 13.40%. During the reporting period, small-cap stocks underperformed their larger-cap peers, while value stocks outperformed their growth brethren. The communication services, consumer discretionary, and information technology sectors were all down by 20% or more. The energy sector was the strongest performer for the fiscal year, up 45.70%, aided by an 18% increase in the price of West Texas Intermediate (WTI) crude oil. The utilities sector also ended the period positively, gaining 5.58% for the period.

Developed international markets, as measured by the MSCI EAFE® Index6, trailed their domestic peers, ending the fiscal year down 25.13%. Emerging-market stocks, as measured by the MSCI Emerging Markets Index7, also fell sharply, ending down 28.11% for the period. Investors sold off developed international and emerging-market stocks on concerns that higher interest rates and commodity prices would impair consumer spending and corporate earnings growth.

Bond yields rose sharply during the fiscal year, with the 10-year U.S. Treasury bond yield rising from a low of 1.52% on October 1, 2021 to close the period at 3.83%. Rising yields generally produce falling bond prices; consequently, bond index returns suffered. The Bloomberg U.S. Aggregate Bond Index8 ended the period down 14.60%. Investment-grade corporate bonds fared even worse. The Bloomberg U.S. Corporate Bond Index9, which tracks investment-grade corporate bonds, ended the period with an 18.53% loss. The Bloomberg U.S. Corporate High-Yield Bond Index10 also ended in negative territory, declining 14.14% for the period.

4 The NASDAQ Composite Index measures the performance of all domestic and international based common type stocks listed on the NASDAQ Stock Market. It includes common stocks, ordinary shares, ADRs, shares of beneficial interest or limited partnership interests and tracking stocks. The index is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

5 The Dow Jones Industrial Average Index measures the performance of stocks of 30 U.S. blue-chip companies covering all industries with the exception of transportation and utilities. It is price-weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

6 The MSCI EAFE Index measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

7 The MSCI Emerging Markets Index measures the performance of the large- and mid-cap segments of emerging market equity securities. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

8 The Bloomberg U.S. Aggregate Bond Index measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). It rolls up into other Bloomberg flagship indexes, such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

9 The Bloomberg U.S. Corporate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

10 The Bloomberg U.S. Corporate High-Yield Bond Index measures the performance of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds, including corporate bonds, fixed-rate bullet, putable, and callable bonds, SEC Rule 144A securities, original issue zeros, pay-in-kind bonds, fixed-rate and fixed-to-floating capital securities. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

4

MassMutual Funds Annual Report – Economic and Market Overview (Unaudited) (Continued)

Review and maintain your strategy

MassMutual is committed to helping people secure their long-term future and protect the ones they love. While the current market volatility, including the reality of market sell-offs, can test an investor’s mettle, we’d like to remind you that, as a retirement investor, it’s important to maintain perspective and have realistic expectations about the future performance of your investment accounts. As described in this report, financial markets can reverse suddenly with little or no notice. That’s why we continue to believe that retirement investors should create and maintain a plan that focuses on their goals, how long they have to invest, and how comfortable they are with market volatility. Our multi-managed and sub-advised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to market volatility, how long you have to save and invest, and your specific financial goals. Thank you for your confidence in MassMutual.

© 2022 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com.

MML Distributors, LLC (MMLD) serves as the exclusive wholesale marketing agent for all MassMutual Funds, as well as the distributor for all MassMutual Funds, except the MassMutual Global Floating Rate Fund, MassMutual Global Credit Income Opportunities Fund, MassMutual Emerging Markets Debt Blended Total Return Fund, MassMutual Global Emerging Markets Equity Fund, MassMutual High Yield Fund, and MassMutual Short-Duration Bond Fund. MMLD Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111-0001. Investment advisory services are provided to all MassMutual Funds by MML Investment Advisers, LLC (MML Advisers). MMLD and MML Advisers are subsidiaries of MassMutual.

The information provided is the opinion of MML Advisers and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

5

MassMutual Target Allocation Funds – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MassMutual Target Allocation Series, and who is the Series’ investment adviser?

The MassMutual (“MM”) Target Allocation Series (the “Series”) comprises four Funds – each of which has a “fund of funds” structure. The four Funds are MM 20/80 Allocation Fund, MM 40/60 Allocation Fund, MM 60/40 Allocation Fund, and MM 80/20 Allocation Fund. All Funds in the Series seek to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Funds’ stated asset allocation.

Each Fund seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy. Underlying Funds will include a combination of MassMutual Funds (advised by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual)), and may also include other, non-affiliated mutual funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments. The Series’ investment adviser is MML Advisers.

Each Fund’s assets are allocated among its Underlying Funds according to an asset allocation strategy, as follows:

●	MM 20/80 Allocation Fund: The Fund typically invests approximately 20% of its assets in equity and similar funds and approximately 80% in fixed income funds, including money market funds.

●	MM 40/60 Allocation Fund: The Fund typically invests approximately 40% of its assets in equity and similar funds and approximately 60% in fixed income funds, including money market funds.

●	MM 60/40 Allocation Fund: The Fund typically invests approximately 60% of its assets in equity and similar funds and approximately 40% in fixed income funds, including money market funds.

●	MM 80/20 Allocation Fund: The Fund typically invests approximately 80% of its assets in equity and similar funds and approximately 20% in fixed income funds, including money market funds.

How did each Fund perform during the 12 months ended September 30, 2022?

The return of each Fund’s Class R5 shares is shown below in comparison to the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category; the Bloomberg U.S. Aggregate Bond Index, which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS); and the S&P 500® Index, which measures the performance of 500 widely held stocks in the U.S. equity market.

	Fund’s Class R5 Shares Return	Lipper Balanced Fund Index Return	Bloomberg U.S. Aggregate Bond Index Return	S&P 500 Index Return
MM 20/80 Allocation Fund	-15.64%	-15.90%	-14.60%*	-15.47%
MM 40/60 Allocation Fund	-16.37%	-15.90%	-14.60%	-15.47%*
MM 60/40 Allocation Fund	-16.53%	-15.90%	-14.60%	-15.47%*
MM 80/20 Allocation Fund	-17.91%	-15.90%	-14.60%	-15.47%*

*	Benchmark return

For the year ended September 30, 2022, all of the MM Target Allocation Series Funds underperformed the Bloomberg U.S. Aggregate Bond Index. The MM 20/80 Allocation Fund outperformed the Lipper Balanced Fund Index, whereas the other three Funds underperformed. Finally, all of the Funds underperformed the S&P 500 Index.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

6

MassMutual Target Allocation Funds – Portfolio Manager Report (Unaudited) (Continued)

Investment adviser discussion of factors that contributed to the Funds’ performance

For the fiscal year ending September 30, 2022, global stock investors experienced significant losses. U.S. equities fell sharply in response, with the S&P 500 Index entering bear market territory after declining more than 20% from its previous highs. U.S. fixed income was also down sharply, as monetary tightening by the U.S. Federal Reserve to fight inflation drove interest rates significantly higher, increasing the possibility of a recession. As a result, the Series’ allocation to equities versus fixed income was only a small performance driver. Allocations within markets made more of a difference to the Series’ performance, as U.S. equities outperformed international developed- and emerging-market equities by a wide margin, and U.S. large-cap equities outperformed U.S. small-cap stocks. U.S. value equities outperformed their U.S. growth counterparts, and shorter-duration bonds outperformed their longer-duration counterparts. Duration is a measure of a fixed income investment’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.

Throughout the fiscal year, the Funds maintained a neutral position relative to overall risk, which had little impact on performance. The Funds’ positions in international bonds and U.S. small- and mid-cap equities detracted from performance, while their positions in commodities and shorter-duration bonds contributed. An underweight position in international developed- and emerging-market equities contributed to performance. Those Series Funds with higher equity allocations – the MM 80/20 Allocation, MM 60/40 Allocation, and MM 40/60 Allocation Funds – underperformed their counterpart with a higher fixed income allocation, the MM 20/80 Allocation Fund.

Manager selection of Underlying Funds contributed to overall performance in the 12-month period ending September 30, 2022. Strong performance by the MassMutual Equity Opportunities, MassMutual Fundamental Value, MassMutual Diversified Value, and MassMutual International Equity Funds was a significant driver of outperformance. Weak performance by the MassMutual Blue Chip Growth, MassMutual Strategic Emerging Markets, MassMutual Strategic Bond, and MassMutual Core Bonds Funds detracted from performance. There were no changes to the Underlying Funds during the year.

Investment adviser outlook

Despite the stock market sell-off in 2022, MML Advisers views the stock markets as extended and valuations high relative to market history. While, in MML Advisers’ observation, the prospect of positive economic and corporate earnings growth supports a bull case, MML Advisers believes that more clarity on the persistency of inflation, labor costs, China’s COVID-19 policy, and the impact of monetary policy tightening is needed for the allocation to stocks to increase. Against this backdrop, MML Advisers believes that diversification across global assets could be a sensible approach for what Fund management believes could be a bumpy ride. Looking ahead to 2023, Fund management expects to closely monitor how trends unfold as they manage the positioning of each Fund within the Series.

7

MassMutual Target Allocation Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual 20/80 Allocation Fund Asset Allocation (% of Net Assets) on 9/30/22
Fixed Income Funds	79.9%
Equity Funds	20.1%
Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%
Net Assets	100.0%

MassMutual 40/60 Allocation Fund Asset Allocation (% of Net Assets) on 9/30/22
Fixed Income Funds	60.8%
Equity Funds	39.3%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual 60/40 Allocation Fund Asset Allocation (% of Net Assets) on 9/30/22
Equity Funds	60.4%
Fixed Income Funds	39.7%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual 80/20 Allocation Fund Asset Allocation (% of Net Assets) on 9/30/22
Equity Funds	75.8%
Fixed Income Funds	24.3%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

8

MassMutual RetireSMARTSM by JPMorgan (target-date) Funds – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MassMutual RetireSMARTSM by JPMorgan (target date) Series, and who are the Series’ investment adviser and subadviser?

The MassMutual (“MM”) RetireSMART by JPMorgan (target date) Series (the “Series”) comprises 10 Funds – each of which has a “fund of funds” structure.

The 10 Funds are MM RetireSMART by JPMorgan In Retirement Fund, MM RetireSMART by JPMorgan 2020 Fund, MM RetireSMART by JPMorgan 2025 Fund, MM RetireSMART by JPMorgan 2030 Fund, MM RetireSMART by JPMorgan 2035 Fund, MM RetireSMART by JPMorgan 2040 Fund, MM RetireSMART by JPMorgan 2045 Fund, MM RetireSMART by JPMorgan 2050 Fund, MM RetireSMART by JPMorgan 2055 Fund, and MM RetireSMART by JPMorgan 2060 Fund.

●	MM RetireSMART by JPMorgan In Retirement Fund seeks current income and some capital appreciation.

●

MM RetireSMART by JPMorgan 2020/2025/2030/2035/2040/2045/2050/2055/2060 Funds each seeks total return through the Fund’s asset allocation, which is designed to become more conservative over time. As each Fund approaches and passes the target retirement date, the Fund’s objective will shift to seeking current income and some capital appreciation.

Each Fund seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy designed for investors who plan to retire around the year specified in the Fund’s name (the target retirement year) and then withdraw their investment in the Fund over time throughout retirement (or designed for investors who are retired or expect to retire soon for the MM RetireSMART by JPMorgan In Retirement Fund). Each Fund is advised by MML Investment Advisers, LLC (MML Advisers) and subadvised by J.P. Morgan Investment Management Inc. (J.P. Morgan). J.P. Morgan has responsibility for determining each Fund’s strategic asset allocation (its “glide path” for each Fund with a target retirement year in its name) and tactical asset allocation (adjusting the Fund’s specific exposures in response to changes in market conditions). MML Advisers has overall responsibility for each Fund and for implementing those allocations through the selection of, and allocations to, Underlying Funds.

Each Fund with a specified target retirement year in its name seeks to help investors save for retirement and then, after reaching the target retirement year, withdraw a portion of their investment in the Fund each year until 35 years after the target retirement year, the target maturity year. Each Fund assumes a person will be at or around age 65 at the target retirement year.

Underlying Funds will include a combination of MassMutual Funds advised by MML Advisers and J.P. Morgan Funds advised by J.P. Morgan or its affiliates, and may also include other, non-affiliated mutual funds. Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments.

The Funds will typically invest 80% or more of their assets in mutual funds advised by MML Advisers, J.P. Morgan, or affiliates of J.P. Morgan, including typically a 15% to 35% allocation to mutual funds advised or subadvised by J.P. Morgan or its affiliates. Non-affiliated Underlying Funds in which the Funds may invest are typically passively managed funds that seek to track the performance of a particular market index, which may be broad-based or relate to a particular sector, market, region, or industry.

Each Fund’s assets are allocated to the Underlying Funds according to an asset allocation strategy, as follows:

●

MM RetireSMART by JPMorgan In Retirement Fund: The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that emphasizes fixed income and money market funds, but also includes smaller allocations to equity and certain other funds.

●

MM RetireSMART by JPMorgan 2020/2025/2030/2035/2040/2045/2050/2055/2060 Funds: Each Fund’s asset allocation strategy is designed with two main goals in mind: promoting asset accumulation prior to retirement, during the Fund’s “Savings Phase,” and supporting investors withdrawing their investments in the Fund throughout retirement, during the Fund’s “Spending Phase.” As a result, the Fund’s asset allocation strategy will change over time, generally becoming more conservative as it approaches the target retirement year and then remaining relatively stable afterwards. The asset allocation strategy during the Savings Phase will generally start with a greater emphasis on equity investments and gradually shift to more emphasis on fixed income investments. During the Spending Phase, a Fund will generally have a greater emphasis on fixed income investments.

9

MassMutual RetireSMARTSM by JPMorgan (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

How did each Fund perform during the 12 months ended September 30, 2022?

The return of a representative class of each Fund is shown below in comparison to the return of each Fund’s respective S&P Target Date Index. For the year ended September 30, 2022, each of the Funds underperformed its respective S&P Target Date Index.

	Fund’s Service Class Shares Return	S&P Target Date Index* Return
MM RetireSMART by JPMorgan In Retirement Fund	-16.26%	-13.31%
MM RetireSMART by JPMorgan 2020 Fund	-16.29%	-14.75%
MM RetireSMART by JPMorgan 2025 Fund	-17.48%	-15.16%
MM RetireSMART by JPMorgan 2030 Fund	-18.23%	-16.23%
MM RetireSMART by JPMorgan 2035 Fund	-19.06%	-17.42%
MM RetireSMART by JPMorgan 2040 Fund	-19.49%	-18.21%
MM RetireSMART by JPMorgan 2045 Fund	-19.74%	-18.70%
MM RetireSMART by JPMorgan 2050 Fund	-19.78%	-18.88%
MM RetireSMART by JPMorgan 2055 Fund	-19.85%	-18.94%

	Fund’s Class I Shares Return	S&P Target Date Index* Return
MM RetireSMART by JPMorgan 2060 Fund	-19.60%	-18.99%

*

The S&P Target Date Index for each Fund in the Series is as follows: MM RetireSMART by JPMorgan In Retirement Fund: S&P Target Date Retirement Income Index; MM RetireSMART by JPMorgan 2020 Fund: S&P Target Date 2020 Index; MM RetireSMART by JPMorgan 2025 Fund: S&P Target Date 2025 Index; MM RetireSMART by JPMorgan 2030 Fund: S&P Target Date 2030 Index; MM RetireSMART by JPMorgan 2035 Fund: S&P Target Date 2035 Index; MM RetireSMART by JPMorgan 2040 Fund: S&P Target Date 2040 Index; MM RetireSMART by JPMorgan 2045 Fund: S&P Target Date 2045 Index; MM RetireSMART by JPMorgan 2050 Fund: S&P Target Date 2050 Index; MM RetireSMART by JPMorgan 2055 Fund: S&P Target Date 2055 Index; and MM RetireSMART by JPMorgan 2060 Fund: S&P Target Date 2060 Index.

S&P Target Date® Index Series:

The S&P Target Date Index Series consists of 13 multi-asset class indexes: the S&P Target Date Retirement Income Index and 12 date-specific indexes, corresponding to a specific target retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Discussion of factors that contributed to the Funds’ performance

At the end of 2021, the Funds held a pro-risk tilt, with an overweight allocation to stocks. Within equities, Fund management preferred U.S. large-cap and developed international stocks. In MML Advisers’ view, this position was supported at the time by a broad market anticipation for strong growth across regions, driven by earnings expectations and reasonable valuations, concurrent with the pandemic’s fading impact on the global economy. Inflation levels were elevated at that time, but considered to be transitory by the U.S. Federal Reserve Board (the “Fed”) and the market.

Entering 2022, Fund management’s positive macro-outlook shifted, as concerns over the Russian invasion of Ukraine increased and the Fed signaled interest rate hikes to combat inflation, which was no longer viewed as temporary. Tensions in Europe pushed energy and commodity prices to historically high levels, exacerbating inflation and dampening global growth. Throughout the first quarter, the Funds eliminated their overweight allocation to international equity, initiated an underweight allocation to emerging-markets equity, and maintained their slight overweight allocation to U.S. large-cap equities. As expected, the Fed raised the federal funds rate – the Fed’s overnight bank lending rate – by 0.25%. At quarter-end, the S&P 500® Index (the “S&P 500”) was down 4.6% and the Bloomberg U.S. Aggregate Bond Index had fallen 5.9%.

10

MassMutual RetireSMARTSM by JPMorgan (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

The second quarter of 2022 remained challenging for markets. Inflation continued to dominate headlines as the escalation of war in Europe contributed to a further squeeze in food and energy prices. China’s zero-tolerance policy toward COVID-19 resulted in rolling lockdowns, which disrupted their domestic economic activity, with spill-over effects on the global economy. In the U.S., the Fed increased the federal funds rate in June by 0.75% – the largest single move since 1994 – in an effort to control inflation. During the second quarter, the S&P 500 fell 15.4% and the Bloomberg U.S. Aggregate Bond Index was down 5.4%. By quarter-end, the Funds had added underweight positions to all risk assets, including U.S. large-cap, real estate investment trusts (REITs), U.S. high-yield, and emerging-markets debt.

Through the third quarter of 2022, Fed policy, slowing global growth, and elevated geopolitical risk led markets to post broad negative returns. A strong U.S. dollar, coupled with slowing global growth, weighed on emerging markets over the quarter. Inflation and a tight labor market continued to dominate headlines, as both remained resilient, despite global central bank efforts to tighten financial conditions. On the international front, Europe’s reliance on outside energy production came into acute focus, given Russia’s indefinite halt of natural gas supply, which continued to raise the odds of a recession in Europe. The Funds continued to hold a diversified underweight allocation across risk assets throughout the third quarter.

The strategic asset allocation (glide path) detracted over the past year. Relative to the S&P Target Date Indexes, having more total stocks versus bonds, particularly in the vintages further from retirement, detracted from performance. Within stocks, holding a lower allocation to U.S. mid-cap equities detracted from performance. Diversification in fixed income, relative to the S&P Target Date Indexes, contributed to performance, as U.S. core fixed income underperformed U.S. high-yield.

Active asset allocation over the one-year period added value, primarily driven by the Funds’ diversified underweight allocations across risk assets. As market volatility continued, the Funds were positioned to protect participant capital. Specifically, underweight allocations to emerging-markets equity and U.S. REITs were particularly additive, as both asset classes declined by more than 10%.

Outlook

As we head into 2023, Fund management expects sub-trend global growth to continue, with recession in Europe and the U.K. seeming highly probable. In Fund management’s view, the U.S. may narrowly avoid recession; however, Fund management expects continued volatility across capital markets as goods, inventories, and earnings decrease. Fund management also expects continued tightening in monetary policy, in spite of slower global growth, as inflation endures across regions. Fund management’s opinion is that geopolitical risk continues to be elevated, with no signs of abatement in the near term, and they expect meaningful downgrades to earnings globally.

11

MassMutual RetireSMARTSM by JPMorgan (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual RetireSMART by JPMorgan In Retirement Fund Asset Allocation (% of Net Assets) on 9/30/22
Fixed Income Funds	65.6%
Equity Funds	34.6%
Total Long-Term Investments	100.2%
Other Assets & Liabilities	(0.2)%
Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2020 Fund Asset Allocation (% of Net Assets) on 9/30/22
Fixed Income Funds	65.5%
Equity Funds	34.6%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2025 Fund Asset Allocation (% of Net Assets) on 9/30/22
Fixed Income Funds	54.1%
Equity Funds	46.0%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2030 Fund Asset Allocation (% of Net Assets) on 9/30/22
Equity Funds	59.0%
Fixed Income Funds	41.1%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2035 Fund Asset Allocation (% of Net Assets) on 9/30/22
Equity Funds	71.2%
Fixed Income Funds	28.9%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2040 Fund Asset Allocation (% of Net Assets) on 9/30/22
Equity Funds	81.1%
Fixed Income Funds	19.0%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2045 Fund Asset Allocation (% of Net Assets) on 9/30/22
Equity Funds	88.6%
Fixed Income Funds	11.5%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2050 Fund Asset Allocation (% of Net Assets) on 9/30/22
Equity Funds	90.0%
Fixed Income Funds	10.1%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

12

MassMutual RetireSMARTSM by JPMorgan (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual RetireSMART by JPMorgan 2055 Fund Asset Allocation (% of Net Assets) on 9/30/22
Equity Funds	90.0%
Fixed Income Funds	10.1%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2060 Fund Asset Allocation (% of Net Assets) on 9/30/22
Equity Funds	90.2%
Fixed Income Funds	10.1%
Total Long-Term Investments	100.3%
Other Assets & Liabilities	(0.3)%
Net Assets	100.0%

13

MassMutual Select T. Rowe Price Retirement Balanced Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of the MassMutual Select T. Rowe Price Retirement Balanced Fund, and who is the Fund’s subadviser?

The Fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The Fund is a “fund of funds” and pursues its objective by investing in a diversified portfolio of other stock and bond series of both the MassMutual Funds and T. Rowe Price Funds that represent various asset classes and sectors (“Underlying Funds”). The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price). The Underlying Funds in which the Fund invests are predominantly either advised or subadvised by T. Rowe Price. The Fund is intended for retired investors who seek income and relative stability from bonds along with some capital appreciation potential from stocks. The Fund’s “neutral allocations,” which are what T. Rowe Price considers broadly appropriate for investors during their retirement years, are 40% stock funds and 60% bond funds. The allocations are referred to as “neutral allocations” because they do not reflect any tactical decisions made by T. Rowe Price to overweight or underweight a particular asset class or sector based on its market outlook.

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class I shares returned -14.93%, underperforming the -13.31% return of the S&P Target Date Retirement Income Index (the “benchmark”), which provides varying levels of exposure to equities and fixed income.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ended September 30, 2022, the Fund’s total allocation to equities, bonds, and cash detracted from performance. The Fund held less fixed income exposure relative to the benchmark and underperformed in a market environment where equities underperformed bonds and both asset classes lagged cash.

Conversely, the Fund’s structural composition contributed to performance, due in part to a larger allocation to domestic equities relative to the benchmark. The Fund’s dedicated allocation to real assets equities and diversified international developed equities also was beneficial.

Security selection within the underlying allocation to U.S. large-cap growth stocks weighed on the Fund’s relative performance. Conversely, the allocation to U.S. mid-cap growth and value stocks added value.

Subadviser outlook

T. Rowe Price observes that, as of the end of the fiscal year, valuations have improved as risk assets have pulled back from their recent highs, but uncertainty around corporate fundamentals suggests limited near-term upside, particularly as earnings estimates have not seen significant downward revision to reflect rising recession risks. Fund management continues to assess when to add to equities and other risk assets as they evaluate long-term valuations and possible early indications of stabilization or improvement in macroeconomic conditions. Given the range of potential paths for growth and inflation, Fund management expects their positioning to remain cautious, as they expect that a firm commitment from major central banks to bring down inflation could result in a low ceiling for stocks in the near term, and possibly exacerbate economic contraction through overtightening. In T. Rowe Price’s opinion, other key risks to global markets include the Russia-Ukraine conflict and the associated impact of energy supply shortages, which could weigh on European manufacturing, broader geopolitical instability, and unexpected supply chain disruptions. In T. Rowe Price’s view, these conditions could contribute to a less compelling risk/reward trade-off between stocks and bonds or cash in the near term, and they believe that a more modest allocation to equities may be prudent.

14

MassMutual Select T. Rowe Price Retirement Balanced Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price Retirement Balanced Fund Asset Allocation (% of Net Assets) on 9/30/22
Fixed Income Funds	62.8%
Equity Funds	37.2%
Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%
Net Assets	100.0%

15

MassMutual Select T. Rowe Price Retirement (target-date) Funds – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MassMutual Select T. Rowe Price Retirement (target date) Series, and who is the Series’ subadviser?

The MassMutual (“MM”) Select T. Rowe Price (target date) Series (the “Series”) comprises 12 Funds – each of which has a “fund of funds” structure. The 12 Funds are MM Select T. Rowe Price Retirement 2005 Fund, MM Select T. Rowe Price Retirement 2010 Fund, MM Select T. Rowe Price Retirement 2015 Fund, MM Select T. Rowe Price Retirement 2020 Fund, MM Select T. Rowe Price Retirement 2025 Fund, MM Select T. Rowe Price Retirement 2030 Fund, MM Select T. Rowe Price Retirement 2035 Fund, MM Select T. Rowe Price Retirement 2040 Fund, MM Select T. Rowe Price Retirement 2045 Fund, MM Select T. Rowe Price Retirement 2050 Fund, MM Select T. Rowe Price Retirement 2055 Fund, and MM Select T. Rowe Price Retirement 2060 Fund. All Funds in the Series seek the highest total return over time consistent with an emphasis on both capital growth and income. Each Fund pursues its investment objective by investing in a diversified portfolio of other stock and bond series of both the MassMutual Funds and T. Rowe Price Funds that represent various asset classes and sectors (“Underlying Funds”). Each Fund’s allocation among Underlying Funds will change over time in relation to its target retirement date. Each Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price). The Underlying Funds in which each Fund invests are predominantly either advised or subadvised by T. Rowe Price.

Each Fund is managed based on the specific retirement year (e.g., target date 2005) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would have retired or would plan to retire and likely stopped or would stop making new investments in the Fund. Each Fund is primarily designed for an investor who retired or anticipates retiring at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement.

Each Fund’s assets are allocated to the Underlying Funds according to an asset allocation strategy that becomes increasingly conservative over time, reaching approximately 55% allocation to stocks at the target date and continuing to decline until approximately 30 years after its target date, when its allocation to stocks and bonds will remain unchanged.

During the second quarter of 2020, each Fund began to shift its asset allocation strategy so that the overall allocation to stocks at 30 years past retirement will increase from 20% to 30%. The transition may take up to two years from the start of the transition to fully implement.

How did each Fund perform during the 12 months ended September 30, 2022?

The return of each Fund’s Class I shares is shown below in comparison to the return of each Fund’s respective S&P Target Date Index.

	Fund’s Class I Shares Return	S&P Target Date Index* Return
MM Select T. Rowe Price Retirement 2005 Fund	-15.62%	-13.31%
MM Select T. Rowe Price Retirement 2010 Fund	-16.02%	-13.60%
MM Select T. Rowe Price Retirement 2015 Fund	-16.38%	-13.95%
MM Select T. Rowe Price Retirement 2020 Fund	-16.84%	-14.75%
MM Select T. Rowe Price Retirement 2025 Fund	-17.83%	-15.16%
MM Select T. Rowe Price Retirement 2030 Fund	-19.32%	-16.23%
MM Select T. Rowe Price Retirement 2035 Fund	-20.63%	-17.42%
MM Select T. Rowe Price Retirement 2040 Fund	-21.66%	-18.21%
MM Select T. Rowe Price Retirement 2045 Fund	-21.99%	-18.70%
MM Select T. Rowe Price Retirement 2050 Fund	-22.18%	-18.88%
MM Select T. Rowe Price Retirement 2055 Fund	-22.22%	-18.94%
MM Select T. Rowe Price Retirement 2060 Fund	-22.19%	-18.99%

*

The S&P Target Date Index for each Fund in the Series is as follows: MM Select T. Rowe Price Retirement 2005 Fund: S&P Target Date Retirement Income Index; MM Select T. Rowe Price Retirement 2010 Fund: S&P Target Date 2010 Index; MM Select T. Rowe Price Retirement 2015 Fund: S&P Target Date 2015 Index; MM Select T. Rowe Price Retirement 2020 Fund: S&P Target Date 2020 Index; MM Select T. Rowe Price Retirement 2025 Fund: S&P Target Date 2025 Index; MM Select T. Rowe Price Retirement 2030 Fund: S&P Target Date 2030 Index; MM Select T. Rowe Price Retirement 2035 Fund: S&P Target Date 2035 Index; MM Select T.

16

MassMutual Select T. Rowe Price Retirement (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

Rowe Price Retirement 2040 Fund: S&P Target Date 2040 Index; MM Select T. Rowe Price Retirement 2045 Fund: S&P Target Date 2045 Index; MM Select T. Rowe Price Retirement 2050 Fund: S&P Target Date 2050 Index; MM Select T. Rowe Price Retirement 2055 Fund: S&P Target Date 2055 Index; and MM Select T. Rowe Price Retirement 2060 Fund: S&P Target Date 2060 Index.

For the year ended September 30, 2022, each of the MM Select T. Rowe Price Retirement (target-date) Funds underperformed its respective S&P Target Date Index. (S&P Target Date Indexes are defined in the following section.)

S&P Target Date® Index Series:

The S&P Target Date Index Series consists of 13 multi-asset class indexes: the S&P Target Date Retirement Income Index and 12 date-specific indexes, corresponding to a specific target retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Funds’ performance

For the fiscal year ended September 30, 2022, the Funds’ total allocation to equities, bonds, and cash detracted from performance across the Series. The Funds held less fixed income exposure relative to the S&P Target Date Indexes – and underperformed in a market environment where equities underperformed bonds and both asset classes lagged cash. This impact was most pronounced in vintages in or near retirement, where the S&P Target Date Indexes typically had more than double the cash allocation exposure.

Conversely, the Funds’ structural composition contributed to performance, due in part to a larger allocation to domestic equities relative to the benchmarks. The Funds’ dedicated allocation to real assets equities and diversified international developed equities also was beneficial.

Security selection within the underlying allocation to U.S. large-cap growth stocks weighed on the Funds’ relative performance. Conversely, the allocations to U.S. mid-cap growth and value stocks added value.

Subadviser outlook

T. Rowe Price observes that, as of the end of the fiscal year, valuations have improved as risk assets have pulled back from their recent highs, but uncertainty around corporate fundamentals suggests limited near-term upside, particularly as earnings estimates have not seen significant downward revision to reflect rising recession risks. Fund management continues to assess when to add to equities and other risk assets as they evaluate long-term valuations and possible early indications of stabilization or improvement in macroeconomic conditions. Given the range of potential paths for growth and inflation, Fund management expects their positioning to remain cautious, as they expect that a firm commitment from major central banks to bring down inflation could result in a low ceiling for stocks in the near term, and possibly exacerbate economic contraction through overtightening. In T. Rowe Price’s opinion, other key risks to global markets include the Russia-Ukraine conflict and the associated impact of energy supply shortages, which could weigh on European manufacturing, broader geopolitical instability, and unexpected supply chain disruptions. In T. Rowe Price’s view, these conditions could contribute to a less compelling risk/reward trade-off between stocks and bonds or cash in the near term, and they believe that a more modest allocation to equities may be prudent.

17

MassMutual Select T. Rowe Price Retirement (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price Retirement 2005 Fund Asset Allocation (% of Net Assets) on 9/30/22
Fixed Income Funds	59.6%
Equity Funds	40.4%
Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2010 Fund Asset Allocation (% of Net Assets) on 9/30/22
Fixed Income Funds	56.1%
Equity Funds	43.9%
Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2015 Fund Asset Allocation (% of Net Assets) on 9/30/22
Fixed Income Funds	53.1%
Equity Funds	46.9%
Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2020 Fund Asset Allocation (% of Net Assets) on 9/30/22
Equity Funds	50.5%
Fixed Income Funds	49.5%
Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2025 Fund Asset Allocation (% of Net Assets) on 9/30/22
Equity Funds	57.8%
Fixed Income Funds	42.2%
Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2030 Fund Asset Allocation (% of Net Assets) on 9/30/22
Equity Funds	69.1%
Fixed Income Funds	31.0%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2035 Fund Asset Allocation (% of Net Assets) on 9/30/22
Equity Funds	80.2%
Fixed Income Funds	19.9%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2040 Fund Asset Allocation (% of Net Assets) on 9/30/22
Equity Funds	89.4%
Fixed Income Funds	10.7%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

18

MassMutual Select T. Rowe Price Retirement (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price Retirement 2045 Fund Asset Allocation (% of Net Assets) on 9/30/22
Equity Funds	94.2%
Fixed Income Funds	5.9%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2050 Fund Asset Allocation (% of Net Assets) on 9/30/22
Equity Funds	95.7%
Fixed Income Funds	4.4%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2055 Fund Asset Allocation (% of Net Assets) on 9/30/22
Equity Funds	96.2%
Fixed Income Funds	3.9%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2060 Fund Asset Allocation (% of Net Assets) on 9/30/22
Equity Funds	96.2%
Fixed Income Funds	3.9%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

19

MassMutual 20/80 Allocation Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - CLASS R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	-15.46%	1.50%		2.40%
Class R5	06/20/2011	-15.64%	1.41%	2.86%
Service Class	06/20/2011	-15.66%	1.31%	2.77%
Administrative Class	06/20/2011	-15.72%	1.21%	2.67%
Class R4	04/01/2014	-15.92%	1.04%		1.94%
Class A	06/20/2011	-15.90%	0.97%	2.41%
Class A (sales load deducted)*	06/20/2011	-20.53%	-0.17%	1.83%
Class R3	04/01/2014	-16.05%	0.81%		1.69%
Bloomberg U.S. Aggregate Bond Index#		-14.60%	-0.27%	0.89%	1.05%
S&P 500 Index		-15.47%	9.24%	11.70%	10.12%
Lipper Balanced Fund Index		-15.90%	4.06%	6.12%	5.00%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

20

MassMutual 40/60 Allocation Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - CLASS R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	-16.39%	2.96%		3.75%
Class R5	06/20/2011	-16.37%	2.87%	4.87%
Service Class	06/20/2011	-16.40%	2.77%	4.78%
Administrative Class	06/20/2011	-16.55%	2.67%	4.66%
Class R4	04/01/2014	-16.65%	2.53%		3.30%
Class A	06/20/2011	-16.82%	2.39%	4.40%
Class A (sales load deducted)*	06/20/2011	-21.39%	1.24%	3.81%
Class R3	04/01/2014	-17.01%	2.23%		3.04%
S&P 500 Index#		-15.47%	9.24%	11.70%	10.12%
Bloomberg U.S. Aggregate Bond Index		-14.60%	-0.27%	0.89%	1.05%
Lipper Balanced Fund Index		-15.90%	4.06%	6.12%	5.00%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

21

MassMutual 60/40 Allocation Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - CLASS R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	-16.45%	4.30%		4.94%
Class R5	06/20/2011	-16.53%	4.19%	6.59%
Service Class	06/20/2011	-16.66%	4.08%	6.49%
Administrative Class	06/20/2011	-16.62%	3.99%	6.40%
Class R4	04/01/2014	-16.78%	3.84%		4.49%
Class A	06/20/2011	-16.84%	3.74%	6.13%
Class A (sales load deducted)*	06/20/2011	-21.41%	2.57%	5.53%
Class R3	04/01/2014	-17.00%	3.56%		4.22%
S&P 500 Index#		-15.47%	9.24%	11.70%	10.12%
Bloomberg U.S. Aggregate Bond Index		-14.60%	-0.27%	0.89%	1.05%
Lipper Balanced Fund Index		-15.90%	4.06%	6.12%	5.00%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

22

MassMutual 80/20 Allocation Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - CLASS R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	-17.85%	4.79%		5.42%
Class R5	06/20/2011	-17.91%	4.70%	7.34%
Service Class	06/20/2011	-18.04%	4.58%	7.24%
Administrative Class	06/20/2011	-18.10%	4.47%	7.13%
Class R4	04/01/2014	-18.17%	4.31%		4.94%
Class A	06/20/2011	-18.30%	4.22%	6.87%
Class A (sales load deducted)*	06/20/2011	-22.79%	3.04%	6.27%
Class R3	04/01/2014	-18.47%	4.06%		4.68%
S&P 500 Index#		-15.47%	9.24%	11.70%	10.12%
Bloomberg U.S. Aggregate Bond Index		-14.60%	-0.27%	0.89%	1.05%
Lipper Balanced Fund Index		-15.90%	4.06%	6.12%	5.00%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

23

MassMutual RetireSMARTSM by JPMorgan In Retirement Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - SERVICE CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	-16.12%	1.75%		2.55%
Class R5	04/01/2014	-16.20%	1.66%		2.45%
Service Class	12/31/2003	-16.26%	1.57%	2.97%
Administrative Class	12/31/2003	-16.45%	1.46%	2.87%
Class R4	04/01/2014	-16.47%	1.31%		2.10%
Class A	12/31/2003	-16.64%	1.19%	2.59%
Class A (sales load deducted)*	12/31/2003	-21.22%	0.05%	2.01%
Class R3	12/31/2003	-16.67%	1.05%	2.43%
S&P Target Date Retirement Income Index		-13.31%	1.88%	3.23%	2.82%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

24

MassMutual RetireSMARTSM by JPMorgan 2020 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	-16.09%	2.35%		3.38%
Class R5	04/01/2014	-16.24%	2.24%		3.27%
Service Class	12/31/2003	-16.29%	2.13%	4.73%
Administrative Class	12/31/2003	-16.43%	2.02%	4.63%
Class R4	04/01/2014	-16.51%	1.88%		2.91%
Class A	12/31/2003	-16.60%	1.76%	4.34%
Class A (sales load deducted)*	12/31/2003	-21.19%	0.61%	3.75%
Class R3	12/31/2003	-16.70%	1.63%	4.17%
S&P Target Date 2020 Index		-14.75%	2.64%	5.11%	3.98%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

25

MassMutual RetireSMARTSM by JPMorgan 2025 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	-17.29%	3.01%		3.99%
Class R5	04/01/2014	-17.42%	2.93%		3.90%
Service Class	04/01/2010	-17.48%	2.80%	5.52%
Administrative Class	04/01/2010	-17.50%	2.71%	5.44%
Class R4	04/01/2014	-17.65%	2.54%		3.52%
Class A	04/01/2010	-17.74%	2.44%	5.15%
Class A (sales load deducted)*	04/01/2010	-22.27%	1.29%	4.56%
Class R3	04/01/2014	-17.85%	2.30%		3.27%
S&P Target Date 2025 Index		-15.16%	3.24%	5.80%	4.51%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

26

MassMutual RetireSMARTSM by JPMorgan 2030 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	-18.08%	3.40%		4.35%
Class R5	04/01/2014	-18.18%	3.27%		4.23%
Service Class	12/31/2003	-18.23%	3.19%	5.97%
Administrative Class	12/31/2003	-18.33%	3.08%	5.86%
Class R4	04/01/2014	-18.47%	2.91%		3.86%
Class A	12/31/2003	-18.55%	2.83%	5.58%
Class A (sales load deducted)*	12/31/2003	-23.03%	1.67%	4.99%
Class R3	12/31/2003	-18.67%	2.66%	5.40%
S&P Target Date 2030 Index		-16.23%	3.58%	6.34%	4.90%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

27

MassMutual RetireSMARTSM by JPMorgan 2035 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	-18.91%	3.67%		4.59%
Class R5	04/01/2014	-19.03%	3.56%		4.48%
Service Class	04/01/2010	-19.06%	3.46%	6.27%
Administrative Class	04/01/2010	-19.17%	3.36%	6.16%
Class R4	04/01/2014	-19.29%	3.20%		4.13%
Class A	04/01/2010	-19.34%	3.11%	5.89%
Class A (sales load deducted)*	04/01/2010	-23.78%	1.95%	5.29%
Class R3	04/01/2014	-19.50%	2.95%		3.86%
S&P Target Date 2035 Index		-17.42%	3.92%	6.83%	5.28%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

28

MassMutual RetireSMARTSM by JPMorgan 2040 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	-19.31%	3.93%		4.77%
Class R5	04/01/2014	-19.36%	3.83%		4.68%
Service Class	12/31/2003	-19.49%	3.72%	6.44%
Administrative Class	12/31/2003	-19.56%	3.61%	6.34%
Class R4	04/01/2014	-19.70%	3.44%		4.29%
Class A	12/31/2003	-19.73%	3.36%	6.06%
Class A (sales load deducted)*	12/31/2003	-24.15%	2.20%	5.46%
Class R3	12/31/2003	-19.88%	3.21%	5.87%
S&P Target Date 2040 Index		-18.21%	4.16%	7.18%	5.54%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

29

MassMutual RetireSMARTSM by JPMorgan 2045 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	-19.49%	4.23%		5.00%
Class R5	04/01/2014	-19.57%	4.12%		4.90%
Service Class	04/01/2010	-19.74%	4.00%	6.83%
Administrative Class	04/01/2010	-19.76%	3.91%	6.73%
Class R4	04/01/2014	-19.92%	3.74%		4.51%
Class A	04/01/2010	-19.94%	3.65%	6.46%
Class A (sales load deducted)*	04/01/2010	-24.34%	2.49%	5.86%
Class R3	04/01/2014	-20.09%	3.48%		4.26%
S&P Target Date 2045 Index		-18.70%	4.27%	7.40%	5.69%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

30

MassMutual RetireSMARTSM by JPMorgan 2050 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	-19.60%	4.30%		5.11%
Class R5	04/01/2014	-19.73%	4.19%		5.02%
Service Class	12/17/2007	-19.78%	4.11%	6.95%
Administrative Class	12/17/2007	-19.88%	4.00%	6.84%
Class R4	04/01/2014	-19.97%	3.83%		4.65%
Class A	12/17/2007	-20.08%	3.73%	6.57%
Class A (sales load deducted)*	12/17/2007	-24.47%	2.56%	5.97%
Class R3	12/17/2007	-20.23%	3.59%	6.38%
S&P Target Date 2050 Index		-18.88%	4.35%	7.61%	5.82%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

31

MassMutual RetireSMARTSM by JPMorgan 2055 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	Since Inception 09/17/2013	Since Inception 04/01/2014
Class I	04/01/2014	-19.58%	4.32%		5.16%
Class R5	04/01/2014	-19.69%	4.21%		5.04%
Service Class	09/17/2013	-19.85%	4.11%	5.62%
Administrative Class	09/17/2013	-19.92%	4.00%	5.52%
Class R4	04/01/2014	-19.98%	3.86%		4.69%
Class A	09/17/2013	-19.98%	3.76%	5.27%
Class A (sales load deducted)*	09/17/2013	-24.38%	2.59%	4.61%
Class R3	04/01/2014	-20.23%	3.58%		4.42%
S&P Target Date 2055 Index		-18.94%	4.39%	6.46%	5.88%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

32

MassMutual RetireSMARTSM by JPMorgan 2060 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Year	Since Inception 11/23/2015
Class I	11/23/2015	-19.60%	4.31%	6.02%
Class R5	11/23/2015	-19.72%	4.19%	5.90%
Service Class	11/23/2015	-19.75%	4.10%	5.80%
Administrative Class	11/23/2015	-19.96%	3.97%	5.68%
Class R4	11/23/2015	-20.02%	3.84%	5.54%
Class A	11/23/2015	-20.10%	3.71%	5.42%
Class A (sales load deducted)*	11/23/2015	-24.50%	2.54%	4.55%
Class R3	11/23/2015	-20.18%	3.58%	5.29%
S&P Target Date 2060 Index		-18.99%	4.44%	6.38%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

33

MassMutual Select T. Rowe Price Retirement Balanced Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	-14.93%	2.49%
Class M5	02/16/2018	-15.09%	2.34%
Class M4	02/16/2018	-15.28%	2.08%
Class M3	02/16/2018	-15.55%	1.82%
S&P Target Date Retirement Income Index		-13.31%	1.66%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

34

MassMutual Select T. Rowe Price Retirement 2005 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	-15.62%	2.22%
Class M5	02/16/2018	-15.73%	2.06%
Class M4	02/16/2018	-15.93%	1.82%
Class M3	02/16/2018	-16.17%	1.55%
S&P Target Date Retirement Income Index		-13.31%	1.66%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

35

MassMutual Select T. Rowe Price Retirement 2010 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	-16.02%	2.41%
Class M5	02/16/2018	-16.10%	2.27%
Class M4	02/16/2018	-16.40%	2.00%
Class M3	02/16/2018	-16.57%	1.74%
S&P Target Date 2010 Index		-13.60%	2.06%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

36

MassMutual Select T. Rowe Price Retirement 2015 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	-16.38%	2.62%
Class M5	02/16/2018	-16.50%	2.47%
Class M4	02/16/2018	-16.68%	2.21%
Class M3	02/16/2018	-16.89%	1.96%
S&P Target Date 2015 Index		-13.95%	2.26%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

37

MassMutual Select T. Rowe Price Retirement 2020 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	-16.84%	2.82%
Class M5	02/16/2018	-16.98%	2.67%
Class M4	02/16/2018	-17.15%	2.42%
Class M3	02/16/2018	-17.37%	2.16%
S&P Target Date 2020 Index		-14.75%	2.19%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

38

MassMutual Select T. Rowe Price Retirement 2025 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	-17.83%	3.08%
Class M5	02/16/2018	-17.99%	2.92%
Class M4	02/16/2018	-18.16%	2.66%
Class M3	02/16/2018	-18.37%	2.40%
S&P Target Date 2025 Index		-15.16%	2.66%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

39

MassMutual Select T. Rowe Price Retirement 2030 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	-19.32%	3.17%
Class M5	02/16/2018	-19.51%	3.01%
Class M4	02/16/2018	-19.66%	2.76%
Class M3	02/16/2018	-19.91%	2.49%
S&P Target Date 2030 Index		-16.23%	2.86%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

40

MassMutual Select T. Rowe Price Retirement 2035 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	-20.63%	3.26%
Class M5	02/16/2018	-20.78%	3.09%
Class M4	02/16/2018	-20.92%	2.85%
Class M3	02/16/2018	-21.16%	2.58%
S&P Target Date 2035 Index		-17.42%	3.07%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

41

MassMutual Select T. Rowe Price Retirement 2040 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	-21.66%	3.36%
Class M5	02/16/2018	-21.80%	3.20%
Class M4	02/16/2018	-22.03%	2.94%
Class M3	02/16/2018	-22.18%	2.69%
S&P Target Date 2040 Index		-18.21%	3.23%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

42

MassMutual Select T. Rowe Price Retirement 2045 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	-21.99%	3.52%
Class M5	02/16/2018	-22.11%	3.34%
Class M4	02/16/2018	-22.35%	3.08%
Class M3	02/16/2018	-22.50%	2.83%
S&P Target Date 2045 Index		-18.70%	3.29%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

43

MassMutual Select T. Rowe Price Retirement 2050 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	-22.18%	3.48%
Class M5	02/16/2018	-22.30%	3.31%
Class M4	02/16/2018	-22.51%	3.05%
Class M3	02/16/2018	-22.64%	2.80%
S&P Target Date 2050 Index		-18.88%	3.33%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

44

MassMutual Select T. Rowe Price Retirement 2055 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	-22.22%	3.46%
Class M5	02/16/2018	-22.33%	3.29%
Class M4	02/16/2018	-22.52%	3.03%
Class M3	02/16/2018	-22.72%	2.77%
S&P Target Date 2055 Index		-18.94%	3.35%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

45

MassMutual Select T. Rowe Price Retirement 2060 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	Since Inception 02/16/2018
Class I	02/16/2018	-22.19%	3.46%
Class M5	02/16/2018	-22.34%	3.29%
Class M4	02/16/2018	-22.54%	3.03%
Class M3	02/16/2018	-22.76%	2.77%
S&P Target Date 2060 Index		-18.99%	3.38%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

46

MassMutual 20/80 Allocation Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 20.1%
DFA Commodity Strategy Portfolio	143,356	$739,715
Invesco Real Estate Fund, Class R6	21,983	382,731
MassMutual Blue Chip Growth Fund, Class I (a)	165,770	3,106,536
MassMutual Diversified Value Fund, Class I (a)	216,232	2,350,436
MassMutual Equity Opportunities Fund, Class I (a)	263,528	4,390,370
MassMutual Fundamental Value Fund, Class I (a)	321,660	2,746,981
MassMutual Growth Opportunities Fund, Class I (a)	157,290	717,241
MassMutual International Equity Fund, Class I (a)	70,427	502,848
MassMutual Mid Cap Growth Fund, Class I (a)	55,205	1,024,044
MassMutual Mid Cap Value Fund, Class I (a)	103,164	1,089,407
MassMutual Overseas Fund, Class I (a)	413,574	2,870,205
MassMutual Small Cap Growth Equity Fund, Class I (a)	14,732	176,193
MassMutual Small Cap Value Equity Fund, Class I (a)	82,566	717,500
MassMutual Strategic Emerging Markets Fund, Class I (a)	89,468	734,534
MM Equity Asset Fund, Class I (a)	900,264	6,301,846
Vanguard Developed Markets Index Fund, Admiral Shares	156,596	1,829,042
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	11,966	364,259
Vanguard Mid-Cap Index Fund, Admiral Shares	4,764	1,109,193
Vanguard Small-Cap Index Fund, Admiral Shares	7,901	647,046
		31,800,127
Fixed Income Funds — 79.9%
Invesco International Bond Fund, Class R6	1,561,526	6,121,181
MassMutual Core Bond Fund, Class I (a)	2,842,951	25,870,850
MassMutual Global Floating Rate Fund, Class I (a)	59,408	502,000
MassMutual High Yield Fund, Class I (a)	197,181	1,433,505
MassMutual Inflation-Protected and Income Fund, Class I (a)	175,750	1,643,259
MassMutual Short-Duration Bond Fund, Class I (a)	3,236,147	28,057,391

	Number of Shares	Value
MassMutual Strategic Bond Fund, Class I (a)	2,502,209	$21,293,795
MassMutual Total Return Bond Fund, Class I (a)	4,132,178	34,792,943
Vanguard Long-Term Treasury Index Fund, Admiral Shares	10,989	231,978
Vanguard Total Bond Market Index Fund, Institutional Shares	702,834	6,599,613
		126,546,515

TOTAL MUTUAL FUNDS (Cost $187,882,833)		158,346,642

TOTAL LONG-TERM INVESTMENTS (Cost $187,882,833)		158,346,642

TOTAL INVESTMENTS — 100.0% (Cost $187,882,833) (b)		158,346,642

Other Assets/(Liabilities) — (0.0)%		(70,401)

NET ASSETS — 100.0%		$158,276,241

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

47

MassMutual 40/60 Allocation Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 39.3%
DFA Commodity Strategy Portfolio	135,261	$697,949
Invesco Real Estate Fund, Class R6	33,270	579,232
MassMutual Blue Chip Growth Fund, Class I (a)	319,654	5,990,319
MassMutual Diversified Value Fund, Class I (a)	425,847	4,628,956
MassMutual Equity Opportunities Fund, Class I (a)	446,900	7,445,347
MassMutual Fundamental Value Fund, Class I (a)	685,645	5,855,407
MassMutual Growth Opportunities Fund, Class I (a)	305,827	1,394,572
MassMutual International Equity Fund, Class I (a)	273,129	1,950,143
MassMutual Mid Cap Growth Fund, Class I (a)	87,503	1,623,178
MassMutual Mid Cap Value Fund, Class I (a)	245,377	2,591,176
MassMutual Overseas Fund, Class I (a)	634,679	4,404,672
MassMutual Small Cap Growth Equity Fund, Class I (a)	32,298	386,287
MassMutual Small Cap Value Equity Fund, Class I (a)	212,284	1,844,744
MassMutual Strategic Emerging Markets Fund, Class I (a)	133,679	1,097,501
MM Equity Asset Fund, Class I (a)	2,412,323	16,886,259
Vanguard Developed Markets Index Fund, Institutional Shares	393,235	4,596,917
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	24,804	755,045
Vanguard Mid-Cap Index Fund, Admiral Shares	10,578	2,463,100
Vanguard Small-Cap Index Fund, Admiral Shares	18,228	1,492,707
		66,683,511
Fixed Income Funds — 60.8%
Invesco International Bond Fund, Class R6	1,246,162	4,884,954
MassMutual Core Bond Fund, Class I (a)	2,195,950	19,983,148
MassMutual Global Floating Rate Fund, Class I (a)	99,844	843,680
MassMutual High Yield Fund, Class I (a)	281,654	2,047,623
MassMutual Inflation-Protected and Income Fund, Class I (a)	96,866	905,701
MassMutual Short-Duration Bond Fund, Class I (a)	2,231,419	19,346,403

	Number of Shares	Value
MassMutual Strategic Bond Fund, Class I (a)	2,039,373	$17,355,061
MassMutual Total Return Bond Fund, Class I (a)	3,633,416	30,593,366
Vanguard Long-Term Treasury Index Fund, Admiral Shares	11,768	248,419
Vanguard Total Bond Market Index Fund, Institutional Shares	740,078	6,949,337
		103,157,692

TOTAL MUTUAL FUNDS (Cost $202,662,688)		169,841,203

TOTAL LONG-TERM INVESTMENTS (Cost $202,662,688)		169,841,203

TOTAL INVESTMENTS — 100.1% (Cost $202,662,688) (b)		169,841,203

Other Assets/(Liabilities) — (0.1)%		(183,923)

NET ASSETS — 100.0%		$169,657,280

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

48

MassMutual 60/40 Allocation Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 60.4%
DFA Commodity Strategy Portfolio	102,979	$531,373
Invesco Real Estate Fund, Class R6	39,379	685,597
MassMutual Blue Chip Growth Fund, Class I (a)	438,117	8,210,320
MassMutual Diversified Value Fund, Class I (a)	611,779	6,650,039
MassMutual Equity Opportunities Fund, Class I (a)	643,458	10,720,004
MassMutual Fundamental Value Fund, Class I (a)	934,241	7,978,415
MassMutual Growth Opportunities Fund, Class I (a)	390,709	1,781,631
MassMutual International Equity Fund, Class I (a)	272,993	1,949,169
MassMutual Mid Cap Growth Fund, Class I (a)	138,039	2,560,631
MassMutual Mid Cap Value Fund, Class I (a)	379,585	4,008,413
MassMutual Overseas Fund, Class I (a)	637,553	4,424,617
MassMutual Small Cap Growth Equity Fund, Class I (a)	69,786	834,643
MassMutual Small Cap Value Equity Fund, Class I (a)	259,782	2,257,501
MassMutual Strategic Emerging Markets Fund, Class I (a)	32,846	269,666
MM Equity Asset Fund, Class I (a)	4,308,684	30,160,787
Vanguard Developed Markets Index Fund, Institutional Shares	491,818	5,749,357
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	42,222	1,285,235
Vanguard Mid-Cap Index Fund, Admiral Shares	15,992	3,723,833
Vanguard Small-Cap Index Fund, Admiral Shares	12,868	1,053,720
		94,834,951
Fixed Income Funds — 39.7%
Invesco International Bond Fund, Class R6	922,500	3,616,199
MassMutual Core Bond Fund, Class I (a)	1,340,171	12,195,555
MassMutual Global Floating Rate Fund, Class I (a)	266,507	2,251,981
MassMutual High Yield Fund, Class I (a)	543,376	3,950,346
MassMutual Inflation-Protected and Income Fund, Class I (a)	45,311	423,661
MassMutual Short-Duration Bond Fund, Class I (a)	1,235,402	10,710,938

	Number of Shares	Value
MassMutual Strategic Bond Fund, Class I (a)	960,683	$8,175,411
MassMutual Total Return Bond Fund, Class I (a)	1,933,960	16,283,943
Vanguard Long-Term Treasury Index Fund, Admiral Shares	12,912	272,565
Vanguard Total Bond Market Index Fund, Institutional Shares	478,114	4,489,487
		62,370,086

TOTAL MUTUAL FUNDS (Cost $187,041,018)		157,205,037

TOTAL LONG-TERM INVESTMENTS (Cost $187,041,018)		157,205,037

TOTAL INVESTMENTS — 100.1% (Cost $187,041,018) (b)		157,205,037

Other Assets/(Liabilities) — (0.1)%		(150,011)

NET ASSETS — 100.0%		$157,055,026

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

49

MassMutual 80/20 Allocation Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 75.8%
DFA Commodity Strategy Portfolio	57,861	$298,565
Invesco Real Estate Fund, Class R6	50,093	872,127
MassMutual Blue Chip Growth Fund, Class I (a)	394,000	7,383,551
MassMutual Diversified Value Fund, Class I (a)	456,696	4,964,284
MassMutual Equity Opportunities Fund, Class I (a)	471,375	7,853,104
MassMutual Fundamental Value Fund, Class I (a)	748,295	6,390,439
MassMutual Growth Opportunities Fund, Class I (a)	339,469	1,547,978
MassMutual International Equity Fund, Class I (a)	192,310	1,373,095
MassMutual Mid Cap Growth Fund, Class I (a)	157,222	2,916,472
MassMutual Mid Cap Value Fund, Class I (a)	337,024	3,558,971
MassMutual Overseas Fund, Class I (a)	874,726	6,070,597
MassMutual Small Cap Growth Equity Fund, Class I (a)	77,447	926,270
MassMutual Small Cap Value Equity Fund, Class I (a)	299,738	2,604,724
MassMutual Strategic Emerging Markets Fund, Class I (a)	244,147	2,004,445
MM Equity Asset Fund, Class I (a)	3,446,162	24,123,131
Vanguard Developed Markets Index Fund, Institutional Shares	495,498	5,792,367
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	46,876	1,426,904
Vanguard Mid-Cap Index Fund, Admiral Shares	17,460	4,065,460
Vanguard Small-Cap Index Fund, Admiral Shares	25,421	2,081,736
		86,254,220
Fixed Income Funds — 24.3%
Invesco International Bond Fund, Class R6	655,653	2,570,158
MassMutual Core Bond Fund, Class I (a)	431,890	3,930,195
MassMutual Global Floating Rate Fund, Class I (a)	209,815	1,772,935
MassMutual High Yield Fund, Class I (a)	538,176	3,912,539
MassMutual Inflation-Protected and Income Fund, Class I (a)	14,650	136,977
MassMutual Short-Duration Bond Fund, Class I (a)	621,984	5,392,597

	Number of Shares	Value
MassMutual Strategic Bond Fund, Class I (a)	327,873	$2,790,199
MassMutual Total Return Bond Fund, Class I (a)	717,003	6,037,165
Vanguard Long-Term Treasury Index Fund, Admiral Shares	6,180	130,452
Vanguard Total Bond Market Index Fund, Admiral Shares	99,127	930,800
		27,604,017

TOTAL MUTUAL FUNDS (Cost $135,839,192)		113,858,237

TOTAL LONG-TERM INVESTMENTS (Cost $135,839,192)		113,858,237

TOTAL INVESTMENTS — 100.1% (Cost $135,839,192) (b)		113,858,237

Other Assets/(Liabilities) — (0.1)%		(103,383)

NET ASSETS — 100.0%		$113,754,854

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

50

MassMutual RetireSMARTSM by JPMorgan In Retirement Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.2%
Equity Funds — 34.6%
JPMorgan Emerging Markets Research Enhanced Equity Fund, Class R6	59,784	$814,857
JPMorgan Large Cap Value Fund, Class R6	62,804	1,048,819
MassMutual Blue Chip Growth Fund, Class I (a)	79,243	1,485,007
MassMutual Diversified Value Fund, Class I (a)	82,457	896,307
MassMutual Equity Opportunities Fund, Class I (a)	142,862	2,380,089
MassMutual Fundamental Value Fund, Class I (a)	140,653	1,201,178
MassMutual Growth Opportunities Fund, Class I (a)	97,947	446,639
MassMutual International Equity Fund, Class I (a)	208,259	1,486,972
MassMutual Mid Cap Growth Fund, Class I (a)	37,683	699,012
MassMutual Mid Cap Value Fund, Class I (a)	66,028	697,253
MassMutual Overseas Fund, Class I (a)	372,909	2,587,988
MassMutual Small Cap Growth Equity Fund, Class I (a)	42,197	504,671
MassMutual Small Cap Value Equity Fund, Class I (a)	76,416	664,053
MassMutual Strategic Emerging Markets Fund, Class I (a)	184,405	1,513,967
MM Equity Asset Fund, Class I (a)	1,060,367	7,422,572
Vanguard Developed Markets Index Fund, Admiral Shares	283,515	3,311,452
Vanguard Mid-Cap Index Fund, Admiral Shares	2,563	596,735
Vanguard Real Estate Index Fund, Admiral Shares	4,400	499,949
Vanguard Small-Cap Index Fund, Admiral Shares	6,101	499,571
		28,757,091
Fixed Income Funds — 65.6%
JPMorgan Emerging Markets Debt Fund, Class R6	120,160	656,076
JPMorgan U.S. Government Money Market Fund, Class IM	11,674,820	11,674,820
MassMutual Core Bond Fund, Class I (a)	1,786,003	16,252,626
MassMutual Global Floating Rate Fund, Class I (a)	21,078	178,107
MassMutual High Yield Fund, Class I (a)	599,909	4,361,340

	Number of Shares	Value
MassMutual Inflation-Protected and Income Fund, Class I (a)	665,043	$6,218,155
MassMutual Strategic Bond Fund, Class I (a)	645,508	5,493,275
MassMutual Total Return Bond Fund, Class I (a)	651,675	5,487,106
Vanguard Total Bond Market Index Fund, Institutional Shares	436,121	4,095,179
		54,416,684

TOTAL MUTUAL FUNDS (Cost $97,846,315)		83,173,775

TOTAL LONG-TERM INVESTMENTS (Cost $97,846,315)		83,173,775

TOTAL INVESTMENTS — 100.2% (Cost $97,846,315) (b)		83,173,775

Other Assets/(Liabilities) — (0.2)%		(137,969)

NET ASSETS — 100.0%		$83,035,806

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

51

MassMutual RetireSMARTSM by JPMorgan 2020 Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 34.6%
JPMorgan Emerging Markets Research Enhanced Equity Fund, Class R6	117,180	$1,597,162
JPMorgan Large Cap Value Fund, Class R6	122,418	2,044,386
MassMutual Blue Chip Growth Fund, Class I (a)	154,052	2,886,943
MassMutual Diversified Value Fund, Class I (a)	160,730	1,747,134
MassMutual Equity Opportunities Fund, Class I (a)	278,489	4,639,628
MassMutual Fundamental Value Fund, Class I (a)	273,458	2,335,332
MassMutual Growth Opportunities Fund, Class I (a)	190,931	870,646
MassMutual International Equity Fund, Class I (a)	407,159	2,907,114
MassMutual Mid Cap Growth Fund, Class I (a)	73,454	1,362,569
MassMutual Mid Cap Value Fund, Class I (a)	128,708	1,359,160
MassMutual Overseas Fund, Class I (a)	724,643	5,029,025
MassMutual Small Cap Growth Equity Fund, Class I (a)	82,254	983,753
MassMutual Small Cap Value Equity Fund, Class I (a)	148,957	1,294,436
MassMutual Strategic Emerging Markets Fund, Class I (a)	360,607	2,960,581
MM Equity Asset Fund, Class I (a)	2,061,511	14,430,574
Vanguard Developed Markets Index Fund, Institutional Shares	547,535	6,400,687
Vanguard Mid-Cap Index Fund, Admiral Shares	4,958	1,154,451
Vanguard Real Estate Index Fund, Admiral Shares	8,512	967,178
Vanguard Small-Cap Index Fund, Admiral Shares	11,802	966,503
		55,937,262
Fixed Income Funds — 65.5%
JPMorgan Emerging Markets Debt Fund, Class R6	233,920	1,277,201
JPMorgan U.S. Government Money Market Fund, Class IM	22,726,427	22,726,427
MassMutual Core Bond Fund, Class I (a)	3,476,364	31,634,913
MassMutual Global Floating Rate Fund, Class I (a)	40,771	344,517
MassMutual High Yield Fund, Class I (a)	1,167,790	8,489,836

	Number of Shares	Value
MassMutual Inflation-Protected and Income Fund, Class I (a)	1,294,400	$12,102,642
MassMutual Strategic Bond Fund, Class I (a)	1,256,423	10,692,160
MassMutual Total Return Bond Fund, Class I (a)	1,268,424	10,680,131
Vanguard Total Bond Market Index Fund, Institutional Shares	843,690	7,922,245
		105,870,072

TOTAL MUTUAL FUNDS (Cost $190,821,773)		161,807,334

TOTAL LONG-TERM INVESTMENTS (Cost $190,821,773)		161,807,334

TOTAL INVESTMENTS — 100.1% (Cost $190,821,773) (b)		161,807,334

Other Assets/(Liabilities) — (0.1)%		(215,857)

NET ASSETS — 100.0%		$161,591,477

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

52

MassMutual RetireSMARTSM by JPMorgan 2025 Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 46.0%
JPMorgan Emerging Markets Research Enhanced Equity Fund, Class R6	171,915	$2,343,205
JPMorgan Large Cap Value Fund, Class R6	139,706	2,333,093
MassMutual Blue Chip Growth Fund, Class I (a)	174,905	3,277,716
MassMutual Diversified Value Fund, Class I (a)	183,370	1,993,229
MassMutual Equity Opportunities Fund, Class I (a)	317,389	5,287,700
MassMutual Fundamental Value Fund, Class I (a)	310,639	2,652,861
MassMutual Growth Opportunities Fund, Class I (a)	217,436	991,507
MassMutual International Equity Fund, Class I (a)	459,422	3,280,272
MassMutual Mid Cap Growth Fund, Class I (a)	81,922	1,519,645
MassMutual Mid Cap Value Fund, Class I (a)	143,541	1,515,798
MassMutual Overseas Fund, Class I (a)	819,827	5,689,596
MassMutual Small Cap Growth Equity Fund, Class I (a)	91,153	1,090,195
MassMutual Small Cap Value Equity Fund, Class I (a)	165,412	1,437,432
MassMutual Strategic Emerging Markets Fund, Class I (a)	533,290	4,378,314
MM Equity Asset Fund, Class I (a)	2,343,868	16,407,076
Vanguard Developed Markets Index Fund, Institutional Shares	627,229	7,332,311
Vanguard Mid-Cap Index Fund, Admiral Shares	5,568	1,296,456
Vanguard Real Estate Index Fund, Admiral Shares	12,566	1,427,693
Vanguard Small-Cap Index Fund, Admiral Shares	13,184	1,079,671
		65,333,770
Fixed Income Funds — 54.1%
JPMorgan Emerging Markets Debt Fund, Class R6	422,877	2,308,909
JPMorgan U.S. Government Money Market Fund, Class IM	9,984,624	9,984,624
MassMutual Core Bond Fund, Class I (a)	2,933,751	26,697,133
MassMutual Global Floating Rate Fund, Class I (a)	34,386	290,558
MassMutual High Yield Fund, Class I (a)	1,002,136	7,285,532

	Number of Shares	Value
MassMutual Inflation-Protected and Income Fund, Class I (a)	591,707	$5,532,456
MassMutual Strategic Bond Fund, Class I (a)	1,059,146	9,013,330
MassMutual Total Return Bond Fund, Class I (a)	1,069,262	9,003,189
Vanguard Total Bond Market Index Fund, Institutional Shares	718,965	6,751,079
		76,866,810

TOTAL MUTUAL FUNDS (Cost $171,438,920)		142,200,580

TOTAL LONG-TERM INVESTMENTS (Cost $171,438,920)		142,200,580

TOTAL INVESTMENTS — 100.1% (Cost $171,438,920) (b)		142,200,580

Other Assets/(Liabilities) — (0.1)%		(144,847)

NET ASSETS — 100.0%		$142,055,733

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

53

MassMutual RetireSMARTSM by JPMorgan 2030 Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 59.0%
JPMorgan Emerging Markets Research Enhanced Equity Fund, Class R6	493,153	$6,721,680
JPMorgan Large Cap Value Fund, Class R6	385,711	6,441,379
MassMutual Blue Chip Growth Fund, Class I (a)	487,014	9,126,647
MassMutual Diversified Value Fund, Class I (a)	505,973	5,499,928
MassMutual Equity Opportunities Fund, Class I (a)	875,961	14,593,512
MassMutual Fundamental Value Fund, Class I (a)	864,079	7,379,233
MassMutual Growth Opportunities Fund, Class I (a)	599,986	2,735,934
MassMutual International Equity Fund, Class I (a)	1,278,625	9,129,380
MassMutual Mid Cap Growth Fund, Class I (a)	221,940	4,116,982
MassMutual Mid Cap Value Fund, Class I (a)	388,877	4,106,542
MassMutual Overseas Fund, Class I (a)	2,301,178	15,970,176
MassMutual Small Cap Growth Equity Fund, Class I (a)	248,659	2,973,963
MassMutual Small Cap Value Equity Fund, Class I (a)	451,552	3,923,985
MassMutual Strategic Emerging Markets Fund, Class I (a)	1,517,550	12,459,089
MM Equity Asset Fund, Class I (a)	6,522,952	45,660,666
Vanguard Developed Markets Index Fund, Institutional Shares	1,737,668	20,313,341
Vanguard Mid-Cap Index Fund, Admiral Shares	15,072	3,509,582
Vanguard Real Estate Index Fund, Institutional Shares	271,594	4,774,623
Vanguard Small-Cap Index Fund, Admiral Shares	35,952	2,944,088
		182,380,730
Fixed Income Funds — 41.1%
JPMorgan Emerging Markets Debt Fund, Class R6	531,505	2,902,018
JPMorgan U.S. Government Money Market Fund, Class IM	16,314,743	16,314,743
MassMutual Core Bond Fund, Class I (a)	5,272,277	47,977,718
MassMutual High Yield Fund, Class I (a)	1,865,812	13,564,456
MassMutual Inflation-Protected and Income Fund, Class I (a)	198,617	1,857,071

	Number of Shares	Value
MassMutual Strategic Bond Fund, Class I (a)	1,903,460	$16,198,443
MassMutual Total Return Bond Fund, Class I (a)	1,921,645	16,180,252
Vanguard Total Bond Market Index Fund, Institutional Shares	1,285,683	12,072,561
		127,067,262

TOTAL MUTUAL FUNDS (Cost $374,525,840)		309,447,992

TOTAL LONG-TERM INVESTMENTS (Cost $374,525,840)		309,447,992

TOTAL INVESTMENTS — 100.1% (Cost $374,525,840) (b)		309,447,992

Other Assets/(Liabilities) — (0.1)%		(305,860)

NET ASSETS — 100.0%		$309,142,132

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

54

MassMutual RetireSMARTSM by JPMorgan 2035 Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 71.2%
JPMorgan Emerging Markets Research Enhanced Equity Fund, Class R6	500,571	$6,822,777
JPMorgan Large Cap Value Fund, Class R6	207,442	3,464,280
MassMutual Blue Chip Growth Fund, Class I (a)	392,444	7,354,394
MassMutual Diversified Value Fund, Class I (a)	272,534	2,962,450
MassMutual Equity Opportunities Fund, Class I (a)	294,705	4,909,785
MassMutual Fundamental Value Fund, Class I (a)	406,281	3,469,640
MassMutual Growth Opportunities Fund, Class I (a)	539,287	2,459,150
MassMutual International Equity Fund, Class I (a)	863,972	6,168,761
MassMutual Mid Cap Growth Fund, Class I (a)	119,106	2,209,417
MassMutual Mid Cap Value Fund, Class I (a)	208,695	2,203,818
MassMutual Overseas Fund, Class I (a)	1,414,156	9,814,244
MassMutual Small Cap Growth Equity Fund, Class I (a)	133,162	1,592,613
MassMutual Small Cap Value Equity Fund, Class I (a)	241,534	2,098,930
MassMutual Strategic Emerging Markets Fund, Class I (a)	446,463	3,665,464
MM Equity Asset Fund, Class I (a)	3,503,296	24,523,070
Vanguard Developed Markets Index Fund, Admiral Shares	731,797	8,547,391
Vanguard Mid-Cap Index Fund, Admiral Shares	8,108	1,887,889
Vanguard Real Estate Index Fund, Admiral Shares	24,550	2,789,353
Vanguard Small-Cap Index Fund, Admiral Shares	19,247	1,576,165
		98,519,591
Fixed Income Funds — 28.9%
JPMorgan Emerging Markets Debt Fund, Class R6	49,481	270,168
JPMorgan U.S. Government Money Market Fund, Class IM	7,302,162	7,302,162
MassMutual Core Bond Fund, Class I (a)	675,853	6,150,261
MassMutual High Yield Fund, Class I (a)	511,843	3,721,095
MassMutual Strategic Bond Fund, Class I (a)	1,230,679	10,473,078

	Number of Shares	Value
MassMutual Total Return Bond Fund, Class I (a)	1,241,958	$10,457,290
Vanguard Total Bond Market Index Fund, Admiral Shares	164,698	1,546,515
		39,920,569

TOTAL MUTUAL FUNDS (Cost $168,853,818)		138,440,160

TOTAL LONG-TERM INVESTMENTS (Cost $168,853,818)		138,440,160

TOTAL INVESTMENTS — 100.1% (Cost $168,853,818) (b)		138,440,160

Other Assets/(Liabilities) — (0.1)%		(147,323)

NET ASSETS — 100.0%		$138,292,837

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

55

MassMutual RetireSMARTSM by JPMorgan 2040 Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 81.1%
JPMorgan Emerging Markets Research Enhanced Equity Fund, Class R6	901,798	$12,291,508
JPMorgan Large Cap Value Fund, Class R6	379,760	6,341,987
MassMutual Blue Chip Growth Fund, Class I (a)	720,090	13,494,495
MassMutual Diversified Value Fund, Class I (a)	498,791	5,421,859
MassMutual Equity Opportunities Fund, Class I (a)	539,889	8,994,559
MassMutual Fundamental Value Fund, Class I (a)	745,430	6,365,970
MassMutual Growth Opportunities Fund, Class I (a)	986,500	4,498,440
MassMutual International Equity Fund, Class I (a)	1,626,120	11,610,500
MassMutual Mid Cap Growth Fund, Class I (a)	215,987	4,006,555
MassMutual Mid Cap Value Fund, Class I (a)	378,444	3,996,370
MassMutual Overseas Fund, Class I (a)	2,671,514	18,540,308
MassMutual Small Cap Growth Equity Fund, Class I (a)	242,314	2,898,074
MassMutual Small Cap Value Equity Fund, Class I (a)	440,458	3,827,579
MassMutual Strategic Emerging Markets Fund, Class I (a)	807,023	6,625,655
MM Equity Asset Fund, Class I (a)	6,433,007	45,031,049
Vanguard Developed Markets Index Fund, Institutional Shares	1,370,561	16,021,854
Vanguard Mid-Cap Index Fund, Admiral Shares	14,680	3,418,195
Vanguard Real Estate Index Fund, Admiral Shares	47,790	5,429,910
Vanguard Small-Cap Index Fund, Admiral Shares	34,922	2,859,800
		181,674,667
Fixed Income Funds — 19.0%
JPMorgan Emerging Markets Debt Fund, Class R6	366,122	1,999,027
JPMorgan U.S. Government Money Market Fund, Class IM	9,023,525	9,023,525
MassMutual Core Bond Fund, Class I (a)	587,412	5,345,450
MassMutual High Yield Fund, Class I (a)	638,198	4,639,696
MassMutual Strategic Bond Fund, Class I (a)	1,181,868	10,057,701

	Number of Shares	Value
MassMutual Total Return Bond Fund, Class I (a)	1,192,159	$10,037,981
Vanguard Total Bond Market Index Fund, Admiral Shares	142,636	1,339,354
		42,442,734

TOTAL MUTUAL FUNDS (Cost $274,997,968)		224,117,401

TOTAL LONG-TERM INVESTMENTS (Cost $274,997,968)		224,117,401

TOTAL INVESTMENTS — 100.1% (Cost $274,997,968) (b)		224,117,401

Other Assets/(Liabilities) — (0.1)%		(205,553)

NET ASSETS — 100.0%		$223,911,848

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

56

MassMutual RetireSMARTSM by JPMorgan 2045 Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 88.6%
JPMorgan Emerging Markets Research Enhanced Equity Fund, Class R6	448,065	$6,107,130
JPMorgan Large Cap Value Fund, Class R6	187,227	3,126,690
MassMutual Blue Chip Growth Fund, Class I (a)	353,854	6,631,222
MassMutual Diversified Value Fund, Class I (a)	245,385	2,667,336
MassMutual Equity Opportunities Fund, Class I (a)	265,825	4,428,636
MassMutual Fundamental Value Fund, Class I (a)	366,614	3,130,881
MassMutual Growth Opportunities Fund, Class I (a)	486,392	2,217,950
MassMutual International Equity Fund, Class I (a)	801,624	5,723,596
MassMutual Mid Cap Growth Fund, Class I (a)	106,489	1,975,366
MassMutual Mid Cap Value Fund, Class I (a)	186,583	1,970,321
MassMutual Overseas Fund, Class I (a)	1,312,110	9,106,041
MassMutual Small Cap Growth Equity Fund, Class I (a)	119,472	1,428,886
MassMutual Small Cap Value Equity Fund, Class I (a)	216,488	1,881,282
MassMutual Strategic Emerging Markets Fund, Class I (a)	399,600	3,280,714
MM Equity Asset Fund, Class I (a)	3,158,146	22,107,022
Vanguard Developed Markets Index Fund, Admiral Shares	679,205	7,933,120
Vanguard Mid-Cap Index Fund, Admiral Shares	7,260	1,690,518
Vanguard Real Estate Index Fund, Admiral Shares	24,197	2,749,220
Vanguard Small-Cap Index Fund, Admiral Shares	17,271	1,414,357
		89,570,288
Fixed Income Funds — 11.5%
JPMorgan Emerging Markets Debt Fund, Class R6	80,803	441,186
JPMorgan U.S. Government Money Market Fund, Class IM	4,075,772	4,075,772
MassMutual Core Bond Fund, Class I (a)	132,690	1,207,475
MassMutual High Yield Fund, Class I (a)	145,466	1,057,534
MassMutual Strategic Bond Fund, Class I (a)	266,871	2,271,070

	Number of Shares	Value
MassMutual Total Return Bond Fund, Class I (a)	269,422	$2,268,531
Vanguard Total Bond Market Index Fund, Admiral Shares	32,389	304,137
		11,625,705

TOTAL MUTUAL FUNDS (Cost $124,884,882)		101,195,993

TOTAL LONG-TERM INVESTMENTS (Cost $124,884,882)		101,195,993

TOTAL INVESTMENTS — 100.1% (Cost $124,884,882) (b)		101,195,993

Other Assets/(Liabilities) — (0.1)%		(121,650)

NET ASSETS — 100.0%		$101,074,343

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

57

MassMutual RetireSMARTSM by JPMorgan 2050 Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 90.0%
JPMorgan Emerging Markets Research Enhanced Equity Fund, Class R6	706,929	$9,635,446
JPMorgan Large Cap Value Fund, Class R6	294,670	4,920,996
MassMutual Blue Chip Growth Fund, Class I (a)	558,365	10,463,758
MassMutual Diversified Value Fund, Class I (a)	386,251	4,198,553
MassMutual Equity Opportunities Fund, Class I (a)	418,434	6,971,114
MassMutual Fundamental Value Fund, Class I (a)	578,488	4,940,290
MassMutual Growth Opportunities Fund, Class I (a)	765,583	3,491,057
MassMutual International Equity Fund, Class I (a)	1,262,496	9,014,221
MassMutual Mid Cap Growth Fund, Class I (a)	168,112	3,118,475
MassMutual Mid Cap Value Fund, Class I (a)	294,562	3,110,575
MassMutual Overseas Fund, Class I (a)	2,074,487	14,396,937
MassMutual Small Cap Growth Equity Fund, Class I (a)	188,055	2,249,143
MassMutual Small Cap Value Equity Fund, Class I (a)	340,776	2,961,344
MassMutual Strategic Emerging Markets Fund, Class I (a)	632,391	5,191,926
MM Equity Asset Fund, Class I (a)	4,979,512	34,856,582
Vanguard Developed Markets Index Fund, Admiral Shares	1,065,684	12,447,193
Vanguard Mid-Cap Index Fund, Admiral Shares	11,390	2,652,135
Vanguard Real Estate Index Fund, Admiral Shares	38,041	4,322,192
Vanguard Small-Cap Index Fund, Admiral Shares	27,097	2,218,957
		141,160,894
Fixed Income Funds — 10.1%
JPMorgan Emerging Markets Debt Fund, Class R6	99,737	544,566
JPMorgan U.S. Government Money Market Fund, Class IM	6,323,586	6,323,586
MassMutual Core Bond Fund, Class I (a)	166,861	1,518,434
MassMutual High Yield Fund, Class I (a)	184,527	1,341,512
MassMutual Strategic Bond Fund, Class I (a)	335,796	2,857,625

	Number of Shares	Value
MassMutual Total Return Bond Fund, Class I (a)	339,006	$2,854,432
Vanguard Total Bond Market Index Fund, Admiral Shares	40,513	380,413
		15,820,568

TOTAL MUTUAL FUNDS (Cost $193,502,717)		156,981,462

TOTAL LONG-TERM INVESTMENTS (Cost $193,502,717)		156,981,462

TOTAL INVESTMENTS — 100.1% (Cost $193,502,717) (b)		156,981,462

Other Assets/(Liabilities) — (0.1)%		(139,888)

NET ASSETS — 100.0%		$156,841,574

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

58

MassMutual RetireSMARTSM by JPMorgan 2055 Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 90.0%
JPMorgan Emerging Markets Research Enhanced Equity Fund, Class R6	236,915	$3,229,149
JPMorgan Large Cap Value Fund, Class R6	98,825	1,650,376
MassMutual Blue Chip Growth Fund, Class I (a)	187,390	3,511,680
MassMutual Diversified Value Fund, Class I (a)	129,537	1,408,068
MassMutual Equity Opportunities Fund, Class I (a)	140,330	2,337,900
MassMutual Fundamental Value Fund, Class I (a)	194,145	1,657,994
MassMutual Growth Opportunities Fund, Class I (a)	256,766	1,170,851
MassMutual International Equity Fund, Class I (a)	423,196	3,021,617
MassMutual Mid Cap Growth Fund, Class I (a)	56,383	1,045,907
MassMutual Mid-Cap Value Fund, Class I (a)	98,792	1,043,240
MassMutual Overseas Fund, Class I (a)	695,876	4,829,382
MassMutual Small Cap Growth Equity Fund, Class I (a)	63,077	754,402
MassMutual Small Cap Value Equity Fund, Class I (a)	114,296	993,233
MassMutual Strategic Emerging Markets Fund, Class I (a)	212,249	1,742,565
MM Equity Asset Fund, Class I (a)	1,671,138	11,697,963
Vanguard Developed Markets Index Fund, Admiral Shares	358,575	4,188,154
Vanguard Mid-Cap Index Fund, Admiral Shares	3,832	892,369
Vanguard Real Estate Index Fund, Admiral Shares	12,800	1,454,319
Vanguard Small-Cap Index Fund, Admiral Shares	9,117	746,607
		47,375,776
Fixed Income Funds — 10.1%
JPMorgan Emerging Markets Debt Fund, Class R6	33,470	182,744
JPMorgan U.S. Government Money Market Fund, Class IM	2,122,120	2,122,120
MassMutual Core Bond Fund, Class I (a)	55,998	509,578
MassMutual High Yield Fund, Class I (a)	61,924	450,188
MassMutual Strategic Bond Fund, Class I (a)	112,692	959,010

	Number of Shares	Value
MassMutual Total Return Bond Fund, Class I (a)	113,769	$957,939
Vanguard Total Bond Market Index Fund, Admiral Shares	13,632	128,001
		5,309,580

TOTAL MUTUAL FUNDS (Cost $65,220,986)		52,685,356

TOTAL LONG-TERM INVESTMENTS (Cost $65,220,986)		52,685,356

TOTAL INVESTMENTS — 100.1% (Cost $65,220,986) (b)		52,685,356

Other Assets/(Liabilities) — (0.1)%		(64,784)

NET ASSETS — 100.0%		$52,620,572

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

59

MassMutual RetireSMARTSM by JPMorgan 2060 Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.3%
Equity Funds — 90.2%
JPMorgan Emerging Markets Research Enhanced Equity Fund, Class R6	78,042	$1,063,709
JPMorgan Large Cap Value Fund, Class R6	32,555	543,663
MassMutual Blue Chip Growth Fund, Class I (a)	61,685	1,155,979
MassMutual Diversified Value Fund, Class I (a)	42,672	463,844
MassMutual Equity Opportunities Fund, Class I (a)	46,227	770,138
MassMutual Fundamental Value Fund, Class I (a)	63,908	545,772
MassMutual Growth Opportunities Fund, Class I (a)	84,580	385,683
MassMutual International Equity Fund, Class I (a)	139,407	995,368
MassMutual Mid Cap Growth Fund, Class I (a)	18,573	344,527
MassMutual Mid Cap Value Fund, Class I (a)	32,542	343,647
MassMutual Overseas Fund, Class I (a)	229,073	1,589,770
MassMutual Small Cap Growth Equity Fund, Class I (a)	20,779	248,512
MassMutual Small Cap Value Equity Fund, Class I (a)	37,649	327,174
MassMutual Strategic Emerging Markets Fund, Class I (a)	69,767	572,787
MM Equity Asset Fund, Class I (a)	550,104	3,850,731
Vanguard Developed Markets Index Fund, Admiral Shares	118,107	1,379,492
Vanguard Mid-Cap Index Fund, Admiral Shares	1,262	293,925
Vanguard Real Estate Index Fund, Admiral Shares	4,216	479,027
Vanguard Small-Cap Index Fund, Admiral Shares	3,003	245,911
		15,599,659
Fixed Income Funds — 10.1%
JPMorgan Emerging Markets Debt Fund, Class R6	11,021	60,175
JPMorgan U.S. Government Money Market Fund, Class IM	698,687	698,687
MassMutual Core Bond Fund, Class I (a)	18,439	167,798
MassMutual High Yield Fund, Class I (a)	20,391	148,240
MassMutual Strategic Bond Fund, Class I (a)	37,108	315,792

	Number of Shares	Value
MassMutual Total Return Bond Fund, Class I (a)	37,463	$315,439
Vanguard Total Bond Market Index Fund, Admiral Shares	4,490	42,162
		1,748,293

TOTAL MUTUAL FUNDS (Cost $21,405,228)		17,347,952

TOTAL LONG-TERM INVESTMENTS (Cost $21,405,228)		17,347,952

TOTAL INVESTMENTS — 100.3% (Cost $21,405,228) (b)		17,347,952

Other Assets/(Liabilities) — (0.3)%		(49,260)

NET ASSETS — 100.0%		$17,298,692

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

60

MassMutual Select T. Rowe Price Retirement Balanced Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 37.2%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	2,004,251	$16,815,662
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	2,168,614	24,353,536
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	262,556	2,714,833
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	773,426	8,515,421
MM S&P 500 Index Fund, Class I (a)	409,753	6,527,362
		58,926,814
Fixed Income Funds — 62.8%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	3,925,924	33,880,728
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	926,416	6,308,894
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	3,299,041	32,495,550
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	879,580	4,811,303
State Street Institutional U.S. Government Money Market Fund	4,893,152	4,893,152
T. Rowe Price Dynamic Global Bond Fund, Class I	759,099	7,583,401

	Number of Shares	Value
T. Rowe Price Institutional Floating Rate Fund	386,673	$3,510,992
T. Rowe Price Institutional High Yield Fund	805,426	5,774,901
		99,258,921

TOTAL MUTUAL FUNDS (Cost $185,289,644)		158,185,735

TOTAL LONG-TERM INVESTMENTS (Cost $185,289,644)		158,185,735

TOTAL INVESTMENTS — 100.0% (Cost $185,289,644) (b)		158,185,735

Other Assets/(Liabilities) — (0.0)%		(54,665)

NET ASSETS — 100.0%		$158,131,070

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

61

MassMutual Select T. Rowe Price Retirement 2005 Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 40.4%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	331,747	$2,783,353
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	363,376	4,080,715
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	44,245	457,498
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	131,895	1,452,168
MM S&P 500 Index Fund, Class I (a)	68,297	1,087,971
		9,861,705
Fixed Income Funds — 59.6%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	602,760	5,201,816
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	139,057	946,977
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	429,844	4,233,959
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	141,284	772,825
State Street Institutional U.S. Government Money Market Fund	800,107	800,107
T. Rowe Price Dynamic Global Bond Fund, Class I	115,947	1,158,315

	Number of Shares	Value
T. Rowe Price Institutional Floating Rate Fund	58,570	$531,814
T. Rowe Price Institutional High Yield Fund	121,838	873,582
		14,519,395

TOTAL MUTUAL FUNDS (Cost $29,043,176)		24,381,100

TOTAL LONG-TERM INVESTMENTS (Cost $29,043,176)		24,381,100

TOTAL INVESTMENTS — 100.0% (Cost $29,043,176) (b)		24,381,100

Other Assets/(Liabilities) — (0.0)%		(1,860)

NET ASSETS — 100.0%		$24,379,240

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

62

MassMutual Select T. Rowe Price Retirement 2010 Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 43.9%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	1,523,963	$12,786,049
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	1,676,648	18,828,760
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	202,832	2,097,283
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	601,372	6,621,101
MM S&P 500 Index Fund, Class I (a)	312,847	4,983,657
		45,316,850
Fixed Income Funds — 56.1%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	2,470,066	21,316,665
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	561,875	3,826,371
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	1,598,390	15,744,144
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	605,537	3,312,288
State Street Institutional U.S. Government Money Market Fund	3,294,316	3,294,317
T. Rowe Price Dynamic Global Bond Fund, Class I	476,984	4,765,075
T. Rowe Price Institutional Floating Rate Fund	240,056	2,179,710

	Number of Shares	Value
T. Rowe Price Institutional High Yield Fund	494,652	$3,546,651
		57,985,221

TOTAL MUTUAL FUNDS (Cost $122,372,166)		103,302,071

TOTAL LONG-TERM INVESTMENTS (Cost $122,372,166)		103,302,071

TOTAL INVESTMENTS — 100.0% (Cost $122,372,166) (b)		103,302,071

Other Assets/(Liabilities) — (0.0)%		(39,129)

NET ASSETS — 100.0%		$103,262,942

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

63

MassMutual Select T. Rowe Price Retirement 2015 Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 46.9%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	1,810,764	$15,192,313
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	1,980,010	22,235,508
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	239,712	2,478,619
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	722,564	7,955,434
MM S&P 500 Index Fund, Class I (a)	358,409	5,709,460
		53,571,334
Fixed Income Funds — 53.1%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	2,638,510	22,770,341
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	591,427	4,027,616
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	1,533,748	15,107,415
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	671,445	3,672,806
State Street Institutional U.S. Government Money Market Fund	3,860,173	3,860,173
T. Rowe Price Dynamic Global Bond Fund, Class I	514,446	5,139,320
T. Rowe Price Institutional Floating Rate Fund	258,927	2,351,056

	Number of Shares	Value
T. Rowe Price Institutional High Yield Fund	525,469	$3,767,609
		60,696,336

TOTAL MUTUAL FUNDS (Cost $134,502,281)		114,267,670

TOTAL LONG-TERM INVESTMENTS (Cost $134,502,281)		114,267,670

TOTAL INVESTMENTS — 100.0% (Cost $134,502,281) (b)		114,267,670

Other Assets/(Liabilities) — (0.0)%		(36,236)

NET ASSETS — 100.0%		$114,231,434

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

64

MassMutual Select T. Rowe Price Retirement 2020 Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 50.5%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	8,858,855	$74,325,793
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	9,440,751	106,019,636
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	1,161,833	12,013,357
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	3,472,421	38,231,353
MM S&P 500 Index Fund, Class I (a)	1,762,055	28,069,532
		258,659,671
Fixed Income Funds — 49.5%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	11,548,304	99,661,860
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	2,504,178	17,053,450
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	5,820,223	57,329,199
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	3,025,247	16,548,103
State Street Institutional U.S. Government Money Market Fund	15,064,448	15,064,448
T. Rowe Price Dynamic Global Bond Fund, Class I	2,206,497	22,042,910
T. Rowe Price Institutional Floating Rate Fund	1,090,120	9,898,286

	Number of Shares	Value
T. Rowe Price Institutional High Yield Fund	2,211,119	$15,853,722
		253,451,978

TOTAL MUTUAL FUNDS (Cost $598,638,492)		512,111,649

TOTAL LONG-TERM INVESTMENTS (Cost $598,638,492)		512,111,649

TOTAL INVESTMENTS — 100.0% (Cost $598,638,492) (b)		512,111,649

Other Assets/(Liabilities) — (0.0)%		(253,598)

NET ASSETS — 100.0%		$511,858,051

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

65

MassMutual Select T. Rowe Price Retirement 2025 Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 57.8%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	10,258,571	$86,069,408
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	11,215,659	125,951,849
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	1,377,795	14,246,400
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	4,129,756	45,468,612
MM S&P 500 Index Fund, Class I (a)	2,086,592	33,239,405
		304,975,674
Fixed Income Funds — 42.2%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	10,585,261	91,350,803
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	2,107,509	14,352,134
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	3,920,675	38,618,648
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	3,304,491	18,075,564
State Street Institutional U.S. Government Money Market Fund	18,039,995	18,039,995
T. Rowe Price Dynamic Global Bond Fund, Class I	2,026,835	20,248,082
T. Rowe Price Institutional Floating Rate Fund	978,652	8,886,162

	Number of Shares	Value
T. Rowe Price Institutional High Yield Fund	1,851,126	$13,272,570
		222,843,958

TOTAL MUTUAL FUNDS (Cost $623,607,680)		527,819,632

TOTAL LONG-TERM INVESTMENTS (Cost $623,607,680)		527,819,632

TOTAL INVESTMENTS — 100.0% (Cost $623,607,680) (b)		527,819,632

Other Assets/(Liabilities) — (0.0)%		(247,854)

NET ASSETS — 100.0%		$527,571,778

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

66

MassMutual Select T. Rowe Price Retirement 2030 Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 69.1%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	27,285,577	$228,925,991
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	29,922,920	336,034,396
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	3,683,865	38,091,163
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	10,821,690	119,146,811
MM S&P 500 Index Fund, Class I (a)	5,523,928	87,996,174
		810,194,535
Fixed Income Funds — 31.0%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	19,343,894	166,937,807
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	3,118,868	21,239,488
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	2,504,069	24,665,077
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	7,567,574	41,394,630
State Street Institutional U.S. Government Money Market Fund	38,935,707	38,935,707
T. Rowe Price Dynamic Global Bond Fund, Class I	3,599,810	35,962,097
T. Rowe Price Institutional Floating Rate Fund	1,637,847	14,871,647

	Number of Shares	Value
T. Rowe Price Institutional High Yield Fund	2,728,339	$19,562,191
		363,568,644

TOTAL MUTUAL FUNDS (Cost $1,355,298,450)		1,173,763,179

TOTAL LONG-TERM INVESTMENTS (Cost $1,355,298,450)		1,173,763,179

TOTAL INVESTMENTS — 100.1% (Cost $1,355,298,450) (b)		1,173,763,179

Other Assets/(Liabilities) — (0.1)%		(636,439)

NET ASSETS — 100.0%		$1,173,126,740

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

67

MassMutual Select T. Rowe Price Retirement 2035 Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 80.2%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	16,806,438	$141,006,016
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	18,183,534	204,201,090
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	2,235,119	23,111,135
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	6,596,448	72,626,897
MM S&P 500 Index Fund, Class I (a)	3,196,031	50,912,772
		491,857,910
Fixed Income Funds — 19.9%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	6,572,102	56,717,237
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	851,100	5,795,993
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	33,130	326,326
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	3,044,208	16,651,820
State Street Institutional U.S. Government Money Market Fund	20,611,783	20,611,783
T. Rowe Price Dynamic Global Bond Fund, Class I	1,196,095	11,948,987
T. Rowe Price Institutional Floating Rate Fund	521,696	4,737,001

	Number of Shares	Value
T. Rowe Price Institutional High Yield Fund	760,861	$5,455,371
		122,244,518

TOTAL MUTUAL FUNDS (Cost $720,002,967)		614,102,428

TOTAL LONG-TERM INVESTMENTS (Cost $720,002,967)		614,102,428

TOTAL INVESTMENTS — 100.1% (Cost $720,002,967) (b)		614,102,428

Other Assets/(Liabilities) — (0.1)%		(317,059)

NET ASSETS — 100.0%		$613,785,369

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

68

MassMutual Select T. Rowe Price Retirement 2040 Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 89.4%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	31,104,501	$260,966,760
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	34,012,438	381,959,678
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	4,183,309	43,255,420
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	12,380,163	136,305,591
MM S&P 500 Index Fund, Class I (a)	6,036,269	96,157,761
		918,645,210
Fixed Income Funds — 10.7%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	5,155,975	44,496,064
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	346,102	2,356,952
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	54,388	535,724
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	2,814,978	15,397,932
State Street Institutional U.S. Government Money Market Fund	31,349,451	31,349,451

	Number of Shares	Value
T. Rowe Price Dynamic Global Bond Fund, Class I	903,384	$9,024,805
T. Rowe Price Institutional High Yield Fund	842,681	6,042,021
		109,202,949

TOTAL MUTUAL FUNDS (Cost $1,191,433,428)		1,027,848,159

TOTAL LONG-TERM INVESTMENTS (Cost $1,191,433,428)		1,027,848,159

TOTAL INVESTMENTS — 100.1% (Cost $1,191,433,428) (b)		1,027,848,159

Other Assets/(Liabilities) — (0.1)%		(593,438)

NET ASSETS — 100.0%		$1,027,254,721

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

69

MassMutual Select T. Rowe Price Retirement 2045 Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 94.2%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	15,164,567	$127,230,715
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	16,430,222	184,511,397
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	2,036,053	21,052,785
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	6,127,429	67,462,988
MM S&P 500 Index Fund, Class I (a)	2,979,229	47,459,123
		447,717,008
Fixed Income Funds — 5.9%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	931,788	8,041,326
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	24,427	240,606
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	567,878	3,106,295
State Street Institutional U.S. Government Money Market Fund	15,124,853	15,124,853

	Number of Shares	Value
T. Rowe Price Dynamic Global Bond Fund, Class I	146,515	$1,463,685
		27,976,765

TOTAL MUTUAL FUNDS (Cost $560,331,673)		475,693,773

TOTAL LONG-TERM INVESTMENTS (Cost $560,331,673)		475,693,773

TOTAL INVESTMENTS — 100.1% (Cost $560,331,673) (b)		475,693,773

Other Assets/(Liabilities) — (0.1)%		(258,820)

NET ASSETS — 100.0%		$475,434,953

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

70

MassMutual Select T. Rowe Price Retirement 2050 Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 95.7%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	22,788,378	$191,194,494
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	24,600,211	276,260,366
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	3,045,122	31,486,565
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	9,123,299	100,447,523
MM S&P 500 Index Fund, Class I (a)	4,504,562	71,757,681
		671,146,629
Fixed Income Funds — 4.4%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	597,665	5,157,848
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	38,322	377,475
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	343,016	1,876,296
State Street Institutional U.S. Government Money Market Fund	22,016,715	22,016,715

	Number of Shares	Value
T. Rowe Price Dynamic Global Bond Fund, Class I	93,869	$937,754
		30,366,088

TOTAL MUTUAL FUNDS (Cost $818,940,116)		701,512,717

TOTAL LONG-TERM INVESTMENTS (Cost $818,940,116)		701,512,717

TOTAL INVESTMENTS — 100.1% (Cost $818,940,116) (b)		701,512,717

Other Assets/(Liabilities) — (0.1)%		(413,435)

NET ASSETS — 100.0%		$701,099,282

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

71

MassMutual Select T. Rowe Price Retirement 2055 Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 96.2%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	9,579,697	$80,373,659
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	10,405,983	116,859,191
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	1,288,939	13,327,629
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	3,872,211	42,633,047
MM S&P 500 Index Fund, Class I (a)	1,903,690	30,325,790
		283,519,316
Fixed Income Funds — 3.9%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	246,694	2,128,967
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	14,886	146,626
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	145,834	797,710
State Street Institutional U.S. Government Money Market Fund	7,958,488	7,958,488

	Number of Shares	Value
T. Rowe Price Dynamic Global Bond Fund, Class I	40,963	$409,222
		11,441,013

TOTAL MUTUAL FUNDS (Cost $350,485,595)		294,960,329

TOTAL LONG-TERM INVESTMENTS (Cost $350,485,595)		294,960,329

TOTAL INVESTMENTS — 100.1% (Cost $350,485,595) (b)		294,960,329

Other Assets/(Liabilities) — (0.1)%		(160,959)

NET ASSETS — 100.0%		$294,799,370

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

72

MassMutual Select T. Rowe Price Retirement 2060 Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 96.2%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	4,223,121	$35,431,987
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	4,615,511	51,832,191
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	571,278	5,907,018
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	1,709,998	18,827,080
MM S&P 500 Index Fund, Class I (a)	842,405	13,419,519
		125,417,795
Fixed Income Funds — 3.9%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	106,354	917,837
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	6,139	60,468
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	65,366	357,552
State Street Institutional U.S. Government Money Market Fund	3,536,896	3,536,896

	Number of Shares	Value
T. Rowe Price Dynamic Global Bond Fund, Class I	20,173	$201,531
		5,074,284

TOTAL MUTUAL FUNDS (Cost $160,209,946)		130,492,079

TOTAL LONG-TERM INVESTMENTS (Cost $160,209,946)		130,492,079

TOTAL INVESTMENTS — 100.1% (Cost $160,209,946) (b)		130,492,079

Other Assets/(Liabilities) — (0.1)%		(69,342)

NET ASSETS — 100.0%		$130,422,737

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

73

MassMutual Funds – Financial Statements
Statements of Assets and Liabilities September 30, 2022

	MassMutual 20/80 Allocation Fund	MassMutual 40/60 Allocation Fund
Assets:
Investments, at value - unaffiliated issuers (Note 2) (a)	$18,024,758	$22,667,660
Investments, at value - affiliated issuers (Note 2 & 7) (b)	140,321,884	147,173,543
Total investments	158,346,642	169,841,203
Receivables from:
Investments sold
Regular delivery	—	—
Fund shares sold	78,384	123,273
Investment adviser (Note 3)	13,676	10,830
Dividends	139,369	113,757
Prepaid expenses	34,954	35,618
Total assets	158,613,025	170,124,681
Liabilities:
Payables for:
Investments purchased
Regular delivery	179,536	227,655
Fund shares repurchased	91	7,252
Trustees’ fees and expenses (Note 3)	21,897	36,115
Affiliates (Note 3):
Administration fees	54,626	57,205
Service fees	14,711	62,281
Distribution fees	2,936	10,286
Accrued expense and other liabilities	62,987	66,607
Total liabilities	336,784	467,401
Net assets	$158,276,241	$169,657,280
Net assets consist of:
Paid-in capital	$188,088,915	$201,312,422
Accumulated earnings (loss)	(29,812,674)	(31,655,142)
Net assets	$158,276,241	$169,657,280

(a)	Cost of investments - unaffiliated issuers:	$21,164,226	$26,058,079
(b)	Cost of investments - affiliated issuers:	$166,718,607	$176,604,609

The accompanying notes are an integral part of the financial statements.

74

MassMutual 60/40 Allocation Fund	MassMutual 80/20 Allocation Fund	MassMutual RetireSMART by JPMorgan In Retirement Fund	MassMutual RetireSMART by JPMorgan 2020 Fund	MassMutual RetireSMART by JPMorgan 2025 Fund

$21,407,366	$18,168,569	$23,197,458	$45,056,240	$34,857,041
135,797,671	95,689,668	59,976,317	116,751,094	107,343,539
157,205,037	113,858,237	83,173,775	161,807,334	142,200,580

—	—	—	—	203,812
75,249	56,680	46,650	60,076	52,946
10,794	10,625	15,251	14,209	15,483
94,676	62,002	57,639	112,216	78,752
34,953	34,953	32,011	32,385	33,750
157,420,709	114,022,497	83,325,326	162,026,220	142,585,323

167,874	95,849	83,839	112,278	78,752
86	21,408	19,419	57,948	238,782
29,447	11,006	33,731	58,518	15,718

55,982	44,252	41,628	49,908	47,032
42,172	31,811	24,365	47,383	46,793
6,474	9,727	11,005	23,069	26,366
63,648	53,590	75,533	85,639	76,147
365,683	267,643	289,520	434,743	529,590
$157,055,026	$113,754,854	$83,035,806	$161,591,477	$142,055,733

$182,545,212	$132,821,763	$95,393,977	$190,575,159	$168,101,145
(25,490,186)	(19,066,909)	(12,358,171)	(28,983,682)	(26,045,412)
$157,055,026	$113,754,854	$83,035,806	$161,591,477	$142,055,733

$24,740,808	$19,873,598	$24,983,847	$48,561,560	$38,694,850
$162,300,210	$115,965,594	$72,862,468	$142,260,213	$132,744,070

The accompanying notes are an integral part of the financial statements.

75

MassMutual Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2022

	MassMutual 20/80 Allocation Fund	MassMutual 40/60 Allocation Fund
Class I shares:
Net assets	$13,143,070	$30,477,364
Shares outstanding (a)	1,570,580	3,755,892
Net asset value, offering price and redemption price per share	$8.37	$8.11
Class R5 shares:
Net assets	$2,488,417	$5,503,150
Shares outstanding (a)	297,957	677,574
Net asset value, offering price and redemption price per share	$8.35	$8.12
Service Class shares:
Net assets	$103,035,241	$12,833,857
Shares outstanding (a)	12,340,819	1,571,690
Net asset value, offering price and redemption price per share	$8.35	$8.17
Administrative Class shares:
Net assets	$18,214,540	$28,220,282
Shares outstanding (a)	2,174,558	3,458,200
Net asset value, offering price and redemption price per share	$8.38	$8.16
Class R4 shares:
Net assets	$3,066,307	$32,057,569
Shares outstanding (a)	360,292	3,973,970
Net asset value, offering price and redemption price per share	$8.51	$8.07
Class A shares:
Net assets	$14,202,381	$45,255,831
Shares outstanding (a)	1,687,472	5,529,162
Net asset value, and redemption price per share	8.42	8.18
Offering price per share (100/[100-maximum sales charge] of net asset value)	$8.91	$8.66
Class R3 shares:
Net assets	$4,126,285	$15,309,227
Shares outstanding (a)	500,418	1,907,610
Net asset value, offering price and redemption price per share	$8.25	$8.03

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

76

MassMutual 60/40 Allocation Fund	MassMutual 80/20 Allocation Fund	MassMutual RetireSMART by JPMorgan In Retirement Fund	MassMutual RetireSMART by JPMorgan 2020 Fund	MassMutual RetireSMART by JPMorgan 2025 Fund

$28,472,785	$33,246,165	$14,100,038	$37,477,934	$44,023,145
3,548,238	3,751,466	1,498,635	3,741,005	4,492,789
$8.02	$8.86	$9.41	$10.02	$9.80

$8,300,085	$3,300,521	$3,825,825	$23,949,940	$1,186,260
1,034,248	371,926	405,404	2,396,591	119,688
$8.03	$8.87	$9.44	$9.99	$9.91

$20,361,358	$12,945,343	$5,973,488	$9,053,151	$3,810,763
2,524,529	1,457,182	632,312	899,081	388,055
$8.07	$8.88	$9.45	$10.07	$9.82

$37,870,533	$17,295,981	$22,751,126	$19,965,507	$24,363,396
4,693,759	1,947,172	2,409,216	1,990,184	2,494,771
$8.07	$8.88	$9.44	$10.03	$9.77

$8,037,485	$12,041,197	$9,503,731	$15,666,183	$21,217,878
1,005,936	1,379,318	1,025,388	1,603,593	2,212,420
$7.99	$8.73	$9.27	$9.77	$9.59

$44,420,495	$20,773,090	$10,306,987	$20,469,755	$8,654,945
5,483,613	2,341,656	1,093,962	2,052,505	886,263
8.10	8.87	9.42	9.97	9.77
$8.57	$9.39	$9.97	$10.55	$10.34

$9,592,285	$14,152,557	$16,574,611	$35,009,007	$38,799,346
1,207,488	1,633,253	1,806,214	3,662,788	4,060,046
$7.94	$8.67	$9.18	$9.56	$9.56

The accompanying notes are an integral part of the financial statements.

77

MassMutual Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2022

	MassMutual RetireSMART by JPMorgan 2030 Fund	MassMutual RetireSMART by JPMorgan 2035 Fund
Assets:
Investments, at value - unaffiliated issuers (Note 2) (a)	$75,994,015	$34,206,700
Investments, at value - affiliated issuers (Note 2 & 7) (b)	233,453,977	104,233,460
Total investments	309,447,992	138,440,160
Receivables from:
Investments sold
Regular delivery	—	48,994
Fund shares sold	152,331	86,952
Investment adviser (Note 3)	11,516	11,100
Dividends	133,938	37,773
Prepaid expenses	31,921	33,751
Total assets	309,777,698	138,658,730
Liabilities:
Payables for:
Investments purchased
Regular delivery	204,280	37,773
Fund shares repurchased	78,062	121,643
Trustees’ fees and expenses (Note 3)	57,863	16,845
Affiliates (Note 3):
Administration fees	71,630	46,357
Service fees	81,177	45,648
Distribution fees	47,616	27,947
Accrued expense and other liabilities	94,938	69,680
Total liabilities	635,566	365,893
Net assets	$309,142,132	$138,292,837
Net assets consist of:
Paid-in capital	$366,756,607	$163,189,382
Accumulated earnings (loss)	(57,614,475)	(24,896,545)
Net assets	$309,142,132	$138,292,837

(a)	Cost of investments - unaffiliated issuers:	$84,911,465	$37,673,836
(b)	Cost of investments - affiliated issuers:	$289,614,375	$131,179,982

The accompanying notes are an integral part of the financial statements.

78

MassMutual RetireSMART by JPMorgan 2040 Fund	MassMutual RetireSMART by JPMorgan 2045 Fund	MassMutual RetireSMART by JPMorgan 2050 Fund	MassMutual RetireSMART by JPMorgan 2055 Fund	MassMutual RetireSMART by JPMorgan 2060 Fund

$58,725,160	$27,842,130	$43,445,484	$14,593,839	$4,806,751
165,392,241	73,353,863	113,535,978	38,091,517	12,541,201
224,117,401	101,195,993	156,981,462	52,685,356	17,347,952

5,022	50,962	—	4,451	—
149,951	56,401	138,796	58,410	18,753
13,375	15,034	14,946	17,662	16,278
47,906	15,040	21,283	7,140	2,349
32,212	33,750	30,384	39,045	17,126
224,365,867	101,367,180	157,186,871	52,812,064	17,402,458

47,906	15,040	36,780	7,140	18,462
152,105	106,086	121,295	62,203	2,161
35,942	10,277	18,515	2,841	874

59,285	42,376	50,219	35,046	28,464
50,975	36,223	33,701	18,644	1,732
29,613	20,978	19,409	13,716	898
78,193	61,857	65,378	51,902	51,175
454,019	292,837	345,297	191,492	103,766
$223,911,848	$101,074,343	$156,841,574	$52,620,572	$17,298,692

$262,332,325	$118,015,772	$184,824,449	$62,142,309	$20,480,977
(38,420,477)	(16,941,429)	(27,982,875)	(9,521,737)	(3,182,285)
$223,911,848	$101,074,343	$156,841,574	$52,620,572	$17,298,692

$65,563,244	$30,806,194	$48,160,739	$16,206,145	$5,352,992
$209,434,724	$94,078,688	$145,341,978	$49,014,841	$16,052,236

The accompanying notes are an integral part of the financial statements.

79

MassMutual Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2022

	MassMutual RetireSMART by JPMorgan 2030 Fund	MassMutual RetireSMART by JPMorgan 2035 Fund
Class I shares:
Net assets	$56,716,674	$41,191,145
Shares outstanding (a)	5,661,462	4,122,991
Net asset value, offering price and redemption price per share	$10.02	$9.99
Class R5 shares:
Net assets	$68,660,859	$2,624,094
Shares outstanding (a)	6,893,888	262,322
Net asset value, offering price and redemption price per share	$9.96	$10.00
Service Class shares:
Net assets	$15,661,402	$6,293,191
Shares outstanding (a)	1,560,289	620,056
Net asset value, offering price and redemption price per share	$10.04	$10.15
Administrative Class shares:
Net assets	$48,874,028	$20,431,896
Shares outstanding (a)	4,887,246	2,026,251
Net asset value, offering price and redemption price per share	$10.00	$10.08
Class R4 shares:
Net assets	$22,702,059	$18,897,162
Shares outstanding (a)	2,313,892	1,908,697
Net asset value, offering price and redemption price per share	$9.81	$9.90
Class A shares:
Net assets	$26,416,674	$7,392,000
Shares outstanding (a)	2,658,275	737,018
Net asset value, and redemption price per share	9.94	10.03
Offering price per share (100/[100-maximum sales charge] of net asset value)	$10.52	$10.61
Class R3 shares:
Net assets	$70,110,436	$41,463,349
Shares outstanding (a)	7,300,921	4,208,396
Net asset value, offering price and redemption price per share	$9.60	$9.85

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

80

MassMutual RetireSMART by JPMorgan 2040 Fund	MassMutual RetireSMART by JPMorgan 2045 Fund	MassMutual RetireSMART by JPMorgan 2050 Fund	MassMutual RetireSMART by JPMorgan 2055 Fund	MassMutual RetireSMART by JPMorgan 2060 Fund

$46,252,489	$26,481,230	$26,438,601	$12,870,592	$11,504,559
4,636,380	2,657,414	3,633,807	1,498,910	1,347,342
$9.98	$9.97	$7.28	$8.59	$8.54

$47,871,339	$1,198,683	$41,661,861	$876,892	$194,306
4,802,893	120,283	5,739,283	102,100	22,759
$9.97	$9.97	$7.26	$8.59	$8.54

$11,683,022	$3,250,613	$4,477,649	$2,665,679	$1,215,462
1,166,002	325,914	612,406	309,105	143,166
$10.02	$9.97	$7.31	$8.62	$8.49

$43,753,637	$17,419,020	$34,706,078	$8,852,150	$1,788,337
4,397,047	1,758,857	4,775,914	1,036,007	211,268
$9.95	$9.90	$7.27	$8.54	$8.46

$15,650,361	$15,863,671	$12,419,078	$5,975,899	$923,375
1,606,123	1,634,831	1,736,818	704,132	109,168
$9.74	$9.70	$7.15	$8.49	$8.46

$15,261,594	$6,266,837	$8,581,787	$1,265,166	$329,228
1,543,655	635,753	1,187,030	145,933	38,821
9.89	9.86	7.23	8.67	8.48
$10.47	$10.43	$7.65	$9.17	$8.97

$43,439,406	$30,594,289	$28,556,520	$20,114,194	$1,343,425
4,564,648	3,166,128	4,039,428	2,387,908	159,589
$9.52	$9.66	$7.07	$8.42	$8.42

The accompanying notes are an integral part of the financial statements.

81

MassMutual Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2022

	MassMutual Select T. Rowe Price Retirement Balanced Fund	MassMutual Select T. Rowe Price Retirement 2005 Fund
Assets:
Investments, at value - unaffiliated issuers (Note 2) (a)	$21,762,446	$3,363,818
Investments, at value - affiliated issuers (Note 2 & 7) (b)	136,423,289	21,017,282
Total investments	158,185,735	24,381,100
Receivables from:
Investments sold
Regular delivery	44,809	—
Fund shares sold	19,337	61,082
Investment adviser (Note 3)	16,304	3,015
Dividends	72,450	10,994
Total assets	158,338,635	24,456,191
Liabilities:
Payables for:
Investments purchased
Regular delivery	72,450	71,967
Fund shares repurchased	62,531	—
Affiliates (Note 3):
Investment advisory fees	61,772	1,611
Service fees	7,899	2,402
Distribution fees	2,913	971
Total liabilities	207,565	76,951
Net assets	$158,131,070	$24,379,240
Net assets consist of:
Paid-in capital	$179,243,282	$28,379,614
Accumulated earnings (loss)	(21,112,212)	(4,000,374)
Net assets	$158,131,070	$24,379,240

(a)	Cost of investments - unaffiliated issuers:	$23,003,306	$3,558,168
(b)	Cost of investments - affiliated issuers:	$162,286,338	$25,485,008

The accompanying notes are an integral part of the financial statements.

82

MassMutual Select T. Rowe Price Retirement 2010 Fund	MassMutual Select T. Rowe Price Retirement 2015 Fund	MassMutual Select T. Rowe Price Retirement 2020 Fund	MassMutual Select T. Rowe Price Retirement 2025 Fund	MassMutual Select T. Rowe Price Retirement 2030 Fund

$13,785,753	$15,118,158	$62,859,366	$60,446,809	$109,331,642
89,516,318	99,149,512	449,252,283	467,372,823	1,064,431,537
103,302,071	114,267,670	512,111,649	527,819,632	1,173,763,179

152,129	—	655,193	39,330	636,065
17,244	38,705	259,952	192,107	724,737
12,783	13,277	64,942	70,608	158,114
45,472	49,665	207,598	187,139	314,064
103,529,699	114,369,317	513,299,334	528,308,816	1,175,596,159

45,472	77,501	207,598	187,139	314,064
168,270	9,619	909,647	225,774	1,348,237

33,511	39,986	223,374	235,110	592,676
13,465	7,450	75,621	64,183	159,346
6,039	3,327	25,043	24,832	55,096
266,757	137,883	1,441,283	737,038	2,469,419
$103,262,942	$114,231,434	$511,858,051	$527,571,778	$1,173,126,740

$117,354,729	$127,964,862	$561,727,839	$579,822,679	$1,244,866,205
(14,091,787)	(13,733,428)	(49,869,788)	(52,250,901)	(71,739,465)
$103,262,942	$114,231,434	$511,858,051	$527,571,778	$1,173,126,740

$14,457,111	$15,850,975	$66,120,260	$63,261,810	$113,183,767
$107,915,055	$118,651,306	$532,518,232	$560,345,870	$1,242,114,683

The accompanying notes are an integral part of the financial statements.

83

MassMutual Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2022

	MassMutual Select T. Rowe Price Retirement Balanced Fund	MassMutual Select T. Rowe Price Retirement 2005 Fund
Class I shares:
Net assets	$20,187,224	$15,172,768
Shares outstanding (a)	1,482,489	1,218,370
Net asset value, offering price and redemption price per share	$13.62	$12.45
Class M5 shares:
Net assets	$126,516,586	$5,680,762
Shares outstanding (a)	9,279,899	457,289
Net asset value, offering price and redemption price per share	$13.63	$12.42
Class M4 shares:
Net assets	$7,314,092	$2,072,962
Shares outstanding (a)	535,904	166,957
Net asset value, offering price and redemption price per share	$13.65	$12.42
Class M3 shares:
Net assets	$4,113,168	$1,452,748
Shares outstanding (a)	303,072	117,694
Net asset value, offering price and redemption price per share	$13.57	$12.34

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

84

MassMutual Select T. Rowe Price Retirement 2010 Fund	MassMutual Select T. Rowe Price Retirement 2015 Fund	MassMutual Select T. Rowe Price Retirement 2020 Fund	MassMutual Select T. Rowe Price Retirement 2025 Fund	MassMutual Select T. Rowe Price Retirement 2030 Fund

$63,307,726	$65,437,964	$267,728,472	$356,557,480	$627,370,203
4,785,746	4,823,394	19,854,259	25,435,211	43,670,085
$13.23	$13.57	$13.48	$14.02	$14.37

$20,741,428	$39,275,015	$137,210,611	$83,947,015	$322,959,100
1,570,672	2,901,405	10,191,480	6,000,800	22,522,655
$13.21	$13.54	$13.46	$13.99	$14.34

$10,566,728	$5,065,964	$70,875,716	$51,635,280	$143,393,004
800,253	373,672	5,266,879	3,696,028	10,014,914
$13.20	$13.56	$13.46	$13.97	$14.32

$8,647,060	$4,452,491	$36,043,252	$35,432,003	$79,404,433
655,974	330,170	2,679,216	2,545,201	5,548,207
$13.18	$13.49	$13.45	$13.92	$14.31

The accompanying notes are an integral part of the financial statements.

85

MassMutual Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2022

	MassMutual Select T. Rowe Price Retirement 2035 Fund	MassMutual Select T. Rowe Price Retirement 2040 Fund
Assets:
Investments, at value - unaffiliated issuers (Note 2) (a)	$42,753,142	$46,416,277
Investments, at value - affiliated issuers (Note 2 & 7) (b)	571,349,286	981,431,882
Total investments	614,102,428	1,027,848,159
Receivables from:
Investments sold
Regular delivery	—	690,317
Fund shares sold	480,632	560,287
Investment adviser (Note 3)	89,377	151,699
Dividends	111,676	106,849
Total assets	614,784,113	1,029,357,311
Liabilities:
Payables for:
Investments purchased
Regular delivery	574,753	106,849
Fund shares repurchased	11,001	1,239,525
Affiliates (Note 3):
Investment advisory fees	311,521	572,241
Service fees	76,997	138,332
Distribution fees	24,472	45,643
Total liabilities	998,744	2,102,590
Net assets	$613,785,369	$1,027,254,721
Net assets consist of:
Paid-in capital	$661,984,177	$1,069,497,407
Accumulated earnings (loss)	(48,198,808)	(42,242,686)
Net assets	$613,785,369	$1,027,254,721

(a)	Cost of investments - unaffiliated issuers:	$43,745,622	$47,192,980
(b)	Cost of investments - affiliated issuers:	$676,257,345	$1,144,240,448

The accompanying notes are an integral part of the financial statements.

86

MassMutual Select T. Rowe Price Retirement 2045 Fund	MassMutual Select T. Rowe Price Retirement 2050 Fund	MassMutual Select T. Rowe Price Retirement 2055 Fund	MassMutual Select T. Rowe Price Retirement 2060 Fund

$16,588,538	$22,954,469	$8,367,710	$3,738,427
459,105,235	678,558,248	286,592,619	126,753,652
475,693,773	701,512,717	294,960,329	130,492,079

—	—	—	—
583,100	722,900	697,320	440,173
72,160	101,632	41,750	17,497
33,092	47,260	17,442	7,570
476,382,125	702,384,509	295,716,841	130,957,319

584,912	169,582	709,081	439,567
26,174	593,053	2,552	6,885

256,847	404,626	156,606	66,850
60,277	86,875	36,229	16,908
18,962	31,091	13,003	4,372
947,172	1,285,227	917,471	534,582
$475,434,953	$701,099,282	$294,799,370	$130,422,737

$509,955,379	$736,924,881	$321,920,665	$149,822,527
(34,520,426)	(35,825,599)	(27,121,295)	(19,399,790)
$475,434,953	$701,099,282	$294,799,370	$130,422,737

$16,565,415	$22,940,059	$8,362,648	$3,735,596
$543,766,258	$796,000,057	$342,122,947	$156,474,350

The accompanying notes are an integral part of the financial statements.

87

MassMutual Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2022

	MassMutual Select T. Rowe Price Retirement 2035 Fund	MassMutual Select T. Rowe Price Retirement 2040 Fund
Class I shares:
Net assets	$412,007,542	$542,665,826
Shares outstanding (a)	27,990,604	36,316,256
Net asset value, offering price and redemption price per share	$14.72	$14.94
Class M5 shares:
Net assets	$98,488,110	$295,086,838
Shares outstanding (a)	6,708,285	19,789,368
Net asset value, offering price and redemption price per share	$14.68	$14.91
Class M4 shares:
Net assets	$67,260,110	$123,660,536
Shares outstanding (a)	4,592,168	8,313,391
Net asset value, offering price and redemption price per share	$14.65	$14.87
Class M3 shares:
Net assets	$36,029,607	$65,841,521
Shares outstanding (a)	2,458,979	4,424,794
Net asset value, offering price and redemption price per share	$14.65	$14.88

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

88

MassMutual Select T. Rowe Price Retirement 2045 Fund	MassMutual Select T. Rowe Price Retirement 2050 Fund	MassMutual Select T. Rowe Price Retirement 2055 Fund	MassMutual Select T. Rowe Price Retirement 2060 Fund

$333,390,181	$364,456,826	$215,507,286	$70,208,313
22,065,169	23,970,644	14,241,875	4,653,653
$15.11	$15.20	$15.13	$15.09

$65,767,959	$221,154,582	$32,886,588	$36,563,564
4,363,488	14,576,073	2,178,683	2,431,675
$15.07	$15.17	$15.09	$15.04

$48,714,663	$70,887,402	$27,141,570	$17,032,085
3,244,769	4,686,878	1,804,862	1,137,823
$15.01	$15.12	$15.04	$14.97

$27,562,150	$44,600,472	$19,263,926	$6,618,775
1,831,842	2,950,192	1,281,874	442,594
$15.05	$15.12	$15.03	$14.95

The accompanying notes are an integral part of the financial statements.

89

MassMutual Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2022

	MassMutual 20/80 Allocation Fund	MassMutual 40/60 Allocation Fund
Investment income (Note 2):
Dividends - unaffiliated issuers	$1,240,569	$1,292,374
Dividends - affiliated issuers (Note 7)	4,836,638	4,535,254
Total investment income	6,077,207	5,827,628
Expenses (Note 3):
Custody fees	7,906	8,003
Audit fees	43,224	43,234
Legal fees	6,553	7,388
Proxy fees	1,337	1,337
Accounting & Administration fees	33,942	33,948
Shareholder reporting fees	17,036	18,111
Trustees’ fees	9,556	10,988
Registration and filing fees	99,181	99,373
Transfer agent fees	2,968	2,968
	221,703	225,350
Administration fees:
Class R5	5,458	8,155
Service Class	232,980	30,905
Administrative Class	64,685	108,814
Class R4	7,354	70,188
Class A	51,699	162,342
Class R3	10,842	33,652
Distribution and Service fees:
Class R4	9,192	87,735
Class A	43,083	135,284
Class R3	27,106	84,130
Total expenses	674,102	946,555
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(12,781)	(20,147)
Class R5 fees reimbursed by adviser	(4,153)	(3,844)
Service Class fees reimbursed by adviser	(92,468)	(7,443)
Administrative Class fees reimbursed by adviser	(17,059)	(17,389)
Class R4 fees reimbursed by adviser	(2,911)	(17,031)
Class A fees reimbursed by adviser	(13,627)	(26,078)
Class R3 fees reimbursed by adviser	(4,285)	(8,211)
Net expenses:	526,818	846,412
Net investment income (loss)	5,550,389	4,981,216
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions - unaffiliated issuers	136,761	46,095
Investment transactions - affiliated issuers (Note 7)	(1,792,190)	(2,876,477)
Realized gain distributions - affiliated issuers (Note 7)	7,082,985	14,010,369
Net realized gain (loss)	5,427,556	11,179,987
Net change in unrealized appreciation (depreciation) on:
Investment transactions - unaffiliated issuers	(5,068,736)	(6,546,835)
Investment transactions - affiliated issuers (Note 7)	(36,166,443)	(45,072,500)
Net change in unrealized appreciation (depreciation)	(41,235,179)	(51,619,335)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(35,807,623)	(40,439,348)
Net increase (decrease) in net assets resulting from operations	$(30,257,234)	$(35,458,132)

The accompanying notes are an integral part of the financial statements.

90

MassMutual 60/40 Allocation Fund	MassMutual 80/20 Allocation Fund	MassMutual RetireSMART by JPMorgan In Retirement Fund	MassMutual RetireSMART by JPMorgan 2020 Fund	MassMutual RetireSMART by JPMorgan 2025 Fund

$1,166,623	$872,002	$790,580	$1,674,402	$1,629,664
3,405,998	2,072,223	2,383,039	5,163,906	3,821,964
4,572,621	2,944,225	3,173,619	6,838,308	5,451,628

7,877	8,194	10,027	9,645	9,878
41,803	41,758	43,177	43,949	41,806
7,329	5,240	1,884	5,019	4,666
1,337	1,337	1,337	1,337	1,337
33,951	33,945	31,227	34,195	34,182
17,330	14,038	21,729	23,547	19,721
10,171	6,968	5,504	11,875	9,043
99,182	99,172	100,454	102,285	100,490
2,968	2,968	2,968	2,968	2,968
221,948	213,620	218,307	234,820	224,091

15,971	5,801	4,492	30,698	1,351
48,593	30,023	17,213	36,973	13,067
144,765	63,820	83,333	86,796	92,895
19,233	26,746	22,930	38,042	50,298
158,336	79,503	37,874	78,567	34,294
23,531	34,393	39,654	85,423	100,578

24,041	33,434	28,663	47,553	62,874
131,947	66,252	31,562	65,473	28,578
58,826	85,982	99,134	213,558	251,442
847,191	639,574	583,162	917,903	859,468

(17,251)	(25,355)	(25,628)	(33,020)	(61,059)
(8,242)	(3,719)	(6,986)	(21,684)	(1,568)
(13,370)	(9,742)	(13,369)	(12,698)	(7,505)
(26,202)	(13,754)	(43,323)	(20,198)	(35,790)
(5,273)	(8,661)	(17,785)	(13,461)	(29,113)
(28,992)	(16,918)	(19,604)	(18,511)	(13,188)
(6,414)	(11,127)	(30,897)	(30,248)	(58,031)
741,447	550,298	425,570	768,083	653,214
3,831,174	2,393,927	2,748,049	6,070,225	4,798,414

731,408	87,180	(699,559)	(242,711)	181,045
197,863	324,973	(1,100,530)	(1,120,306)	(43,249)
19,085,809	15,710,895	5,162,041	11,267,199	12,035,174
20,015,080	16,123,048	3,361,952	9,904,182	12,172,970

(7,110,272)	(5,786,542)	(3,510,282)	(8,304,626)	(8,782,803)
(48,184,805)	(37,640,045)	(19,418,121)	(41,246,354)	(39,821,736)
(55,295,077)	(43,426,587)	(22,928,403)	(49,550,980)	(48,604,539)
(35,279,997)	(27,303,539)	(19,566,451)	(39,646,798)	(36,431,569)
$(31,448,823)	$(24,909,612)	$(16,818,402)	$(33,576,573)	$(31,633,155)

The accompanying notes are an integral part of the financial statements.

91

MassMutual Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2022

	MassMutual RetireSMART by JPMorgan 2030 Fund	MassMutual RetireSMART by JPMorgan 2035 Fund
Investment income (Note 2):
Dividends - unaffiliated issuers	$3,763,583	$1,614,471
Dividends - affiliated issuers (Note 7)	7,278,361	2,806,906
Total investment income	11,041,944	4,421,377
Expenses (Note 3):
Custody fees	9,478	9,502
Audit fees	43,375	43,215
Legal fees	10,706	4,964
Proxy fees	1,337	1,337
Accounting & Administration fees	34,460	34,294
Shareholder reporting fees	27,612	17,465
Trustees’ fees	20,000	8,323
Registration and filing fees	100,058	100,157
Transfer agent fees	2,968	2,968
	249,994	222,225
Administration fees:
Class R5	79,593	3,322
Service Class	60,482	14,746
Administrative Class	194,101	83,424
Class R4	55,354	43,495
Class A	100,144	32,029
Class R3	165,153	97,786
Distribution and Service fees:
Class R4	69,192	54,369
Class A	83,453	26,691
Class R3	412,884	244,464
Total expenses	1,470,350	822,551
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(16,307)	(40,066)
Class R5 fees reimbursed by adviser	(20,320)	(2,720)
Service Class fees reimbursed by adviser	(7,584)	(6,051)
Administrative Class fees reimbursed by adviser	(16,436)	(22,570)
Class R4 fees reimbursed by adviser	(7,053)	(17,840)
Class A fees reimbursed by adviser	(8,417)	(8,608)
Class R3 fees reimbursed by adviser	(21,097)	(40,022)
Net expenses:	1,373,136	684,674
Net investment income (loss)	9,668,808	3,736,703
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions - unaffiliated issuers	993,846	772,104
Investment transactions - affiliated issuers (Note 7)	3,911,269	2,408,395
Realized gain distributions - affiliated issuers (Note 7)	30,983,017	16,236,548
Net realized gain (loss)	35,888,132	19,417,047
Net change in unrealized appreciation (depreciation) on:
Investment transactions - unaffiliated issuers	(21,016,356)	(9,616,013)
Investment transactions - affiliated issuers (Note 7)	(94,958,959)	(45,897,568)
Net change in unrealized appreciation (depreciation)	(115,975,315)	(55,513,581)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(80,087,183)	(36,096,534)
Net increase (decrease) in net assets resulting from operations	$(70,418,375)	$(32,359,831)

The accompanying notes are an integral part of the financial statements.

92

MassMutual RetireSMART by JPMorgan 2040 Fund	MassMutual RetireSMART by JPMorgan 2045 Fund	MassMutual RetireSMART by JPMorgan 2050 Fund	MassMutual RetireSMART by JPMorgan 2055 Fund	MassMutual RetireSMART by JPMorgan 2060 Fund

$2,817,426	$1,267,116	$1,985,401	$638,785	$223,448
3,974,980	1,433,805	2,218,870	701,479	253,669
6,792,406	2,700,921	4,204,271	1,340,264	477,117

9,283	9,517	10,532	10,784	11,521
43,289	43,176	43,217	41,704	41,675
8,319	3,613	5,749	1,879	660
1,337	1,337	1,337	1,337	1,337
34,482	34,294	34,406	34,289	34,289
21,406	14,776	16,682	12,667	13,101
14,378	5,972	9,233	3,068	1,045
101,227	100,127	99,426	100,794	94,651
2,968	2,968	2,968	2,968	2,968
236,689	215,780	223,550	209,490	201,247

55,384	1,344	48,123	1,051	240
43,742	7,806	21,071	6,058	4,691
173,502	68,334	129,191	31,960	6,576
38,309	36,634	29,453	13,858	2,046
61,966	25,978	34,879	8,230	1,396
101,811	72,454	65,448	46,743	2,922

47,886	45,794	36,815	17,322	2,558
51,639	21,648	29,066	6,859	1,163
254,529	181,134	163,622	116,858	7,304
1,065,457	676,906	781,218	458,429	230,143

(23,424)	(48,216)	(28,644)	(48,503)	(128,034)
(25,160)	(2,121)	(47,071)	(3,523)	(2,285)
(9,896)	(6,120)	(10,175)	(10,158)	(22,193)
(26,094)	(35,681)	(42,002)	(35,726)	(20,724)
(8,680)	(28,850)	(14,388)	(23,385)	(9,684)
(9,327)	(13,493)	(11,285)	(9,240)	(4,407)
(23,020)	(56,937)	(31,989)	(78,955)	(13,908)
939,856	485,488	595,664	248,939	28,908
5,852,550	2,215,433	3,608,607	1,091,325	448,209

1,582,550	953,671	1,003,846	357,727	105,904
4,131,357	3,264,292	2,755,179	1,512,334	224,382
29,337,864	13,832,891	21,529,485	6,789,416	2,468,796
35,051,771	18,050,854	25,288,510	8,659,477	2,799,082

(17,061,338)	(8,027,345)	(12,185,454)	(4,024,002)	(1,327,976)
(77,959,787)	(36,464,981)	(55,139,907)	(18,526,791)	(6,032,053)
(95,021,125)	(44,492,326)	(67,325,361)	(22,550,793)	(7,360,029)
(59,969,354)	(26,441,472)	(42,036,851)	(13,891,316)	(4,560,947)
$(54,116,804)	$(24,226,039)	$(38,428,244)	$(12,799,991)	$(4,112,738)

The accompanying notes are an integral part of the financial statements.

93

MassMutual Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2022

	MassMutual Select T. Rowe Price Retirement Balanced Fund	MassMutual Select T. Rowe Price Retirement 2005 Fund
Investment income (Note 2):
Dividends - unaffiliated issuers	$807,985	$123,064
Dividends - affiliated issuers (Note 7)	4,944,424	724,361
Total investment income	5,752,409	847,425
Expenses (Note 3):
Investment advisory fees:
Class I	96,835	71,530
Class M5	793,676	39,711
Class M4	55,573	14,478
Class M3	30,959	9,005
Distribution and Service fees:
Class M4	25,446	6,339
Class M3	28,350	7,886
Total expenses	1,030,839	148,949
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(30,184)	(24,648)
Class M5 fees reimbursed by adviser	(179,317)	(10,091)
Class M4 fees reimbursed by adviser	(12,602)	(3,679)
Class M3 fees reimbursed by adviser	(6,974)	(2,289)
Net expenses:	801,762	108,242
Net investment income (loss)	4,950,647	739,183
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions - unaffiliated issuers	(51,142)	5,175
Investment transactions - affiliated issuers (Note 7)	886,336	60,874
Realized gain distributions - unaffiliated issuers	99,750	15,419
Realized gain distributions - affiliated issuers (Note 7)	8,243,405	1,309,628
Net realized gain (loss)	9,178,349	1,391,096
Net change in unrealized appreciation (depreciation) on:
Investment transactions - unaffiliated issuers	(1,539,707)	(244,603)
Investment transactions - affiliated issuers (Note 7)	(41,526,722)	(6,460,013)
Net change in unrealized appreciation (depreciation)	(43,066,429)	(6,704,616)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(33,888,080)	(5,313,520)
Net increase (decrease) in net assets resulting from operations	$(28,937,433)	$(4,574,337)

The accompanying notes are an integral part of the financial statements.

94

MassMutual Select T. Rowe Price Retirement 2010 Fund	MassMutual Select T. Rowe Price Retirement 2015 Fund	MassMutual Select T. Rowe Price Retirement 2020 Fund	MassMutual Select T. Rowe Price Retirement 2025 Fund	MassMutual Select T. Rowe Price Retirement 2030 Fund

$543,886	$580,740	$2,488,911	$2,087,199	$3,349,889
3,430,272	3,512,147	16,564,117	14,335,873	28,971,191
3,974,158	4,092,887	19,053,028	16,423,072	32,321,080

307,537	331,798	1,421,931	1,953,942	3,493,681
173,791	319,333	1,352,227	934,446	3,487,189
96,671	53,189	630,827	530,723	1,535,833
66,351	37,434	291,824	302,450	680,778

42,326	22,609	255,451	204,092	560,167
58,100	31,830	236,368	232,653	496,748
744,776	796,193	4,188,628	4,158,306	10,254,396

(104,625)	(105,470)	(476,406)	(639,013)	(1,105,400)
(43,593)	(75,748)	(321,762)	(221,546)	(762,870)
(24,241)	(12,622)	(149,959)	(125,635)	(335,751)
(16,642)	(8,877)	(69,347)	(71,534)	(148,607)
555,675	593,476	3,171,154	3,100,578	7,901,768
3,418,483	3,499,411	15,881,874	13,322,494	24,419,312

(57,190)	(48,558)	(256,951)	(140,591)	(430,732)
1,412,720	2,825,792	19,006,786	17,986,615	36,874,127
70,467	73,795	338,540	278,036	491,796
7,072,923	7,923,395	41,651,434	44,829,260	121,946,435
8,498,920	10,774,424	60,739,809	62,953,320	158,881,626

(997,949)	(1,081,264)	(4,530,411)	(3,742,081)	(5,210,292)
(32,383,778)	(37,508,805)	(184,274,756)	(195,358,520)	(474,931,008)
(33,381,727)	(38,590,069)	(188,805,167)	(199,100,601)	(480,141,300)
(24,882,807)	(27,815,645)	(128,065,358)	(136,147,281)	(321,259,674)
$(21,464,324)	$(24,316,234)	$(112,183,484)	$(122,824,787)	$(296,840,362)

The accompanying notes are an integral part of the financial statements.

95

MassMutual Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2022

	MassMutual Select T. Rowe Price Retirement 2035 Fund	MassMutual Select T. Rowe Price Retirement 2040 Fund
Investment income (Note 2):
Dividends - unaffiliated issuers	$1,048,785	$844,756
Dividends - affiliated issuers (Note 7)	12,852,218	21,959,484
Total investment income	13,901,003	22,804,240
Expenses (Note 3):
Investment advisory fees:
Class I	2,358,795	3,099,569
Class M5	1,217,349	3,485,556
Class M4	752,318	1,434,750
Class M3	304,329	597,868
Distribution and Service fees:
Class M4	262,829	484,936
Class M3	212,676	404,234
Total expenses	5,108,296	9,506,913
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(742,403)	(948,552)
Class M5 fees reimbursed by adviser	(269,732)	(757,435)
Class M4 fees reimbursed by adviser	(166,414)	(311,625)
Class M3 fees reimbursed by adviser	(67,266)	(129,800)
Net expenses:	3,862,481	7,359,501
Net investment income (loss)	10,038,522	15,444,739
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions - unaffiliated issuers	(16,504)	52,580
Investment transactions - affiliated issuers (Note 7)	16,597,736	38,735,322
Realized gain distributions - unaffiliated issuers	153,313	150,491
Realized gain distributions - affiliated issuers (Note 7)	66,499,665	130,697,880
Net realized gain (loss)	83,234,210	169,636,273
Net change in unrealized appreciation (depreciation) on:
Investment transactions - unaffiliated issuers	(1,521,025)	(1,339,287)
Investment transactions - affiliated issuers (Note 7)	(254,377,000)	(475,470,481)
Net change in unrealized appreciation (depreciation)	(255,898,025)	(476,809,768)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(172,663,815)	(307,173,495)
Net increase (decrease) in net assets resulting from operations	$(162,625,293)	$(291,728,756)

The accompanying notes are an integral part of the financial statements.

96

MassMutual Select T. Rowe Price Retirement 2045 Fund	MassMutual Select T. Rowe Price Retirement 2050 Fund	MassMutual Select T. Rowe Price Retirement 2055 Fund	MassMutual Select T. Rowe Price Retirement 2060 Fund

$147,379	$195,835	$70,367	$29,476
9,196,666	14,343,717	5,297,035	1,940,475
9,344,045	14,539,552	5,367,402	1,969,951

1,894,741	2,078,037	1,098,718	391,369
990,650	2,518,757	635,226	286,114
667,651	1,019,569	374,810	160,831
248,264	423,107	162,903	51,988

220,438	334,065	122,647	52,627
163,962	277,266	106,612	34,024
4,185,706	6,650,801	2,500,916	976,953

(572,431)	(605,925)	(303,293)	(108,032)
(200,822)	(489,975)	(115,572)	(52,219)
(135,321)	(198,405)	(68,307)	(29,347)
(50,309)	(82,385)	(29,706)	(9,488)
3,226,823	5,274,111	1,984,038	777,867
6,117,222	9,265,441	3,383,364	1,192,084

99,012	122,663	37,315	6,440
12,894,570	21,699,959	6,556,373	2,293,087
25,808	36,644	13,185	5,003
58,970,118	92,611,083	34,125,956	12,509,152
71,989,508	114,470,349	40,732,829	14,813,682

(88,200)	(157,317)	(47,548)	(9,538)
(213,851,849)	(328,740,267)	(126,668,426)	(49,823,733)
(213,940,049)	(328,897,584)	(126,715,974)	(49,833,271)
(141,950,541)	(214,427,235)	(85,983,145)	(35,019,589)
$(135,833,319)	$(205,161,794)	$(82,599,781)	$(33,827,505)

The accompanying notes are an integral part of the financial statements.

97

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual 20/80 Allocation Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,550,389	$4,853,510
Net realized gain (loss)	5,427,556	12,231,136
Net change in unrealized appreciation (depreciation)	(41,235,179)	(568,220)
Net increase (decrease) in net assets resulting from operations	(30,257,234)	16,516,426
Distributions to shareholders (Note 2):
Class I	(1,238,827)	(1,021,241)
Class R5	(600,769)	(374,459)
Service Class	(8,033,664)	(6,084,666)
Administrative Class	(1,380,292)	(1,730,543)
Class R4	(245,146)	(166,392)
Class A	(1,138,922)	(1,019,820)
Class R3	(352,697)	(350,793)
Total distributions	(12,990,317)	(10,747,914)
Net fund share transactions (Note 5):
Class I	(2,103,974)	640,552
Class R5	(2,305,651)	10,857
Service Class	6,779,177	5,939,309
Administrative Class	(3,903,293)	(8,031,556)
Class R4	(345,473)	(2,723,094)
Class A	(1,622,237)	(2,836,256)
Class R3	(318,660)	(1,397,985)
Increase (decrease) in net assets from fund share transactions	(3,820,111)	(8,398,173)
Total increase (decrease) in net assets	(47,067,662)	(2,629,661)
Net assets
Beginning of year	205,343,903	207,973,564
End of year	$158,276,241	$205,343,903

The accompanying notes are an integral part of the financial statements.

98

MassMutual 40/60 Allocation Fund		MassMutual 60/40 Allocation Fund
Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021

$4,981,216	$4,354,969	$3,831,174	$3,278,539
11,179,987	17,886,148	20,015,080	22,260,237
(51,619,335)	6,944,147	(55,295,077)	14,518,027
(35,458,132)	29,185,264	(31,448,823)	40,056,803

(4,148,911)	(2,350,248)	(3,794,867)	(1,097,223)
(1,032,740)	(542,748)	(3,219,903)	(691,355)
(1,343,448)	(932,924)	(3,146,970)	(1,000,979)
(3,071,255)	(2,544,613)	(6,382,082)	(2,459,971)
(2,964,646)	(1,469,659)	(1,207,371)	(353,565)
(4,443,631)	(3,312,929)	(6,723,767)	(2,120,316)
(1,638,358)	(432,892)	(1,497,170)	(540,657)
(18,642,989)	(11,586,013)	(25,972,130)	(8,264,066)

(6,098,250)	7,292,276	8,957,790	3,482,192
(936,236)	(1,499,097)	(7,481,634)	2,615,974
(155,878)	(2,067,919)	3,069,423	(4,198,629)
(7,212,434)	(12,663,811)	(9,391,568)	(8,045,715)
8,541,664	798,555	128,550	(1,056,129)
(2,901,611)	(12,990,498)	2,953,733	(10,730,727)
13,071,702	(1,984,417)	(1,229,515)	(3,691,482)
4,308,957	(23,114,911)	(2,993,221)	(21,624,516)
(49,792,164)	(5,515,660)	(60,414,174)	10,168,221

219,449,444	224,965,104	217,469,200	207,300,979
$169,657,280	$219,449,444	$157,055,026	$217,469,200

The accompanying notes are an integral part of the financial statements.

99

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual 80/20 Allocation Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,393,927	$1,722,728
Net realized gain (loss)	16,123,048	13,817,211
Net change in unrealized appreciation (depreciation)	(43,426,587)	15,323,675
Net increase (decrease) in net assets resulting from operations	(24,909,612)	30,863,614
Distributions to shareholders (Note 2):
Class I	(4,471,193)	(1,893,092)
Class R5	(1,041,225)	(336,870)
Service Class	(1,807,424)	(567,307)
Administrative Class	(2,483,791)	(1,097,631)
Class R4	(1,513,090)	(587,085)
Class A	(3,033,006)	(1,301,110)
Class R3	(1,933,462)	(913,691)
Total distributions	(16,283,191)	(6,696,786)
Net fund share transactions (Note 5):
Class I	6,133,707	1,992,320
Class R5	(2,472,773)	249,411
Service Class	1,534,430	2,812,159
Administrative Class	75,659	(3,618,048)
Class R4	1,838,245	(1,578,998)
Class A	(4,488,481)	(3,601,539)
Class R3	169,252	(2,021,783)
Increase (decrease) in net assets from fund share transactions	2,790,039	(5,766,478)
Total increase (decrease) in net assets	(38,402,764)	18,400,350
Net assets
Beginning of year	152,157,618	133,757,268
End of year	$113,754,854	$152,157,618

The accompanying notes are an integral part of the financial statements.

100

MassMutual RetireSMART by JPMorgan In Retirement Fund		MassMutual RetireSMART by JPMorgan 2020 Fund
Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021

$2,748,049	$3,910,486	$6,070,225	$7,231,280
3,361,952	19,360,760	9,904,182	32,904,933
(22,928,403)	(985,861)	(49,550,980)	2,530,103
(16,818,402)	22,285,385	(33,576,573)	42,666,316

(2,168,614)	(1,281,353)	(5,427,736)	(2,564,369)
(583,890)	(337,121)	(3,589,231)	(2,435,234)
(1,226,005)	(998,395)	(2,853,464)	(1,803,008)
(3,703,959)	(1,758,950)	(3,361,305)	(2,359,066)
(1,429,001)	(776,122)	(2,185,392)	(1,462,041)
(1,511,593)	(4,185,695)	(2,911,317)	(4,612,594)
(2,558,247)	(1,581,636)	(5,025,570)	(2,920,677)
(13,181,309)	(10,919,272)	(25,354,015)	(18,156,989)

1,483,711	(3,324,278)	(594,904)	3,910,094
(1,426,083)	435,730	(6,616,765)	(7,984,930)
(1,786,063)	(7,121,702)	(15,164,374)	(8,369,506)
(1,422,162)	(595,186)	(15,337,082)	(7,158,402)
965,450	(3,246,708)	(2,784,252)	(7,645,267)
(783,912)	(64,029,196)	(4,218,129)	(62,556,049)
(743,759)	(7,370,747)	(2,272,463)	(11,559,220)
(3,712,818)	(85,252,087)	(46,987,969)	(101,363,280)
(33,712,529)	(73,885,974)	(105,918,557)	(76,853,953)

116,748,335	190,634,309	267,510,034	344,363,987
$83,035,806	$116,748,335	$161,591,477	$267,510,034

The accompanying notes are an integral part of the financial statements.

101

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual RetireSMART by JPMorgan 2025 Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,798,414	$5,264,263
Net realized gain (loss)	12,172,970	32,017,363
Net change in unrealized appreciation (depreciation)	(48,604,539)	6,087,986
Net increase (decrease) in net assets resulting from operations	(31,633,155)	43,369,612
Distributions to shareholders (Note 2):
Class I	(6,727,045)	(3,213,506)
Class R5	(170,263)	(33,951)
Service Class	(1,005,276)	(561,635)
Administrative Class	(4,048,008)	(2,465,327)
Class R4	(3,159,331)	(1,910,226)
Class A	(1,319,721)	(4,502,094)
Class R3	(6,859,146)	(3,819,675)
Total distributions	(23,288,790)	(16,506,414)
Net fund share transactions (Note 5):
Class I	3,796,983	1,684,826
Class R5	229,396	819,887
Service Class	(3,127,399)	(2,100,359)
Administrative Class	(872,659)	(8,795,084)
Class R4	(452,825)	(3,749,374)
Class A	(1,813,979)	(62,530,974)
Class R3	(5,089,454)	(12,799,337)
Increase (decrease) in net assets from fund share transactions	(7,329,937)	(87,470,415)
Total increase (decrease) in net assets	(62,251,882)	(60,607,217)
Net assets
Beginning of year	204,307,615	264,914,832
End of year	$142,055,733	$204,307,615

The accompanying notes are an integral part of the financial statements.

102

MassMutual RetireSMART by JPMorgan 2030 Fund		MassMutual RetireSMART by JPMorgan 2035 Fund
Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021

$9,668,808	$8,231,055	$3,736,703	$2,788,974
35,888,132	50,277,386	19,417,047	26,891,204
(115,975,315)	29,694,014	(55,513,581)	16,592,101
(70,418,375)	88,202,455	(32,359,831)	46,272,279

(7,590,627)	(2,771,252)	(7,493,815)	(2,098,478)
(9,879,698)	(3,683,540)	(507,462)	(115,358)
(4,887,084)	(2,484,660)	(1,116,572)	(375,163)
(8,294,775)	(3,495,256)	(4,300,099)	(1,243,039)
(3,261,072)	(1,617,889)	(3,138,533)	(1,043,751)
(3,907,101)	(4,508,898)	(1,587,976)	(1,894,666)
(9,912,512)	(4,084,867)	(7,197,154)	(2,182,956)
(47,732,869)	(22,646,362)	(25,341,611)	(8,953,411)

11,540,005	6,664,481	4,176,558	3,346,152
14,286,906	(2,990,481)	251,733	787,383
(21,407,161)	(11,081,271)	689,935	(1,656,107)
(8,251,960)	(3,876,626)	(3,135,451)	(1,214,423)
(2,558,212)	(6,053,147)	2,298,212	(4,455,903)
(962,124)	(68,752,181)	(3,140,448)	(36,356,681)
8,851,699	(13,903,673)	4,710,453	(10,743,198)
1,499,153	(99,992,898)	5,850,992	(50,292,777)
(116,652,091)	(34,436,805)	(51,850,450)	(12,973,909)

425,794,223	460,231,028	190,143,287	203,117,196
$309,142,132	$425,794,223	$138,292,837	$190,143,287

The accompanying notes are an integral part of the financial statements.

103

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual RetireSMART by JPMorgan 2040 Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,852,550	$3,764,293
Net realized gain (loss)	35,051,771	37,862,229
Net change in unrealized appreciation (depreciation)	(95,021,125)	32,747,288
Net increase (decrease) in net assets resulting from operations	(54,116,804)	74,373,810
Distributions to shareholders (Note 2):
Class I	(7,184,429)	(883,182)
Class R5	(7,743,505)	(1,113,580)
Service Class	(3,883,802)	(525,453)
Administrative Class	(8,831,913)	(1,007,829)
Class R4	(2,703,434)	(398,076)
Class A	(3,004,403)	(900,085)
Class R3	(7,294,397)	(875,634)
Total distributions	(40,645,883)	(5,703,839)
Net fund share transactions (Note 5):
Class I	12,439,829	3,870,335
Class R5	4,018,713	86,549
Service Class	(9,323,196)	(3,077,408)
Administrative Class	(1,620,308)	295,247
Class R4	710,885	(8,693,510)
Class A	(3,716,959)	(36,179,265)
Class R3	8,645,354	(13,335,325)
Increase (decrease) in net assets from fund share transactions	11,154,318	(57,033,377)
Total increase (decrease) in net assets	(83,608,369)	11,636,594
Net assets
Beginning of year	307,520,217	295,883,623
End of year	$223,911,848	$307,520,217

The accompanying notes are an integral part of the financial statements.

104

MassMutual RetireSMART by JPMorgan 2045 Fund		MassMutual RetireSMART by JPMorgan 2050 Fund
Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021

$2,215,433	$1,421,719	$3,608,607	$2,105,122
18,050,854	20,969,325	25,288,510	23,782,150
(44,492,326)	15,567,728	(67,325,361)	23,878,457
(24,226,039)	37,958,772	(38,428,244)	49,765,729

(5,197,007)	(1,026,207)	(4,001,187)	(439,469)
(233,390)	(43,936)	(6,771,126)	(1,003,491)
(750,930)	(167,829)	(1,792,181)	(233,370)
(4,119,090)	(832,689)	(6,326,202)	(693,031)
(3,070,820)	(795,600)	(2,086,826)	(279,871)
(1,394,259)	(1,232,845)	(1,613,009)	(519,288)
(6,234,573)	(1,619,261)	(4,577,472)	(546,001)
(21,000,069)	(5,718,367)	(27,168,003)	(3,714,521)

7,715,151	3,379,864	10,073,048	3,190,555
387,622	168,831	7,904,319	(2,908,732)
35,405	(723,264)	(5,029,138)	(137,559)
(1,062,181)	2,121,410	3,181,675	3,017,064
3,364,801	(3,160,347)	1,281,405	(2,853,407)
(2,516,569)	(23,562,563)	(2,365,207)	(19,246,407)
4,216,865	(11,948,690)	5,682,779	(6,081,271)
12,141,094	(33,724,759)	20,728,881	(25,019,757)
(33,085,014)	(1,484,354)	(44,867,366)	21,031,451

134,159,357	135,643,711	201,708,940	180,677,489
$101,074,343	$134,159,357	$156,841,574	$201,708,940

The accompanying notes are an integral part of the financial statements.

105

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual RetireSMART by JPMorgan 2055 Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,091,325	$643,885
Net realized gain (loss)	8,659,477	8,513,792
Net change in unrealized appreciation (depreciation)	(22,550,793)	7,891,642
Net increase (decrease) in net assets resulting from operations	(12,799,991)	17,049,319
Distributions to shareholders (Note 2):
Class I	(2,006,510)	(578,530)
Class R5	(140,902)	(41,165)
Service Class	(427,079)	(143,426)
Administrative Class	(1,486,503)	(443,948)
Class R4	(978,197)	(417,683)
Class A	(278,324)	(613,895)
Class R3	(3,173,283)	(1,317,852)
Class M5	—	—
Class M4	—	—
Class M3	—	—
Total distributions	(8,490,798)	(3,556,499)
Net fund share transactions (Note 5):
Class I	3,926,497	2,423,753
Class R5	(330,743)	682,992
Service Class	439,012	209,875
Administrative Class	1,567,180	1,697,156
Class R4	588,767	(608,359)
Class A	(4,415,857)	(6,251,387)
Class R3	4,398,521	(5,132,943)
Class M5	—	—
Class M4	—	—
Class M3	—	—
Increase (decrease) in net assets from fund share transactions	6,173,377	(6,978,913)
Total increase (decrease) in net assets	(15,117,412)	6,513,907
Net assets
Beginning of year	67,737,984	61,224,077
End of year	$52,620,572	$67,737,984

The accompanying notes are an integral part of the financial statements.

106

MassMutual RetireSMART by JPMorgan 2060 Fund		MassMutual Select T. Rowe Price Retirement Balanced Fund
Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021

$448,209	$253,947	$4,950,647	$2,493,205
2,799,082	2,246,314	9,178,349	13,616,655
(7,360,029)	2,564,704	(43,066,429)	8,169,359
(4,112,738)	5,064,965	(28,937,433)	24,279,219

(1,805,036)	(679,980)	(2,585,460)	(825,060)
(29,013)	(55,034)	—	—
(294,339)	(79,066)	—	—
(264,001)	(70,351)	—	—
(126,810)	(49,037)	—	—
(59,676)	(85,769)	—	—
(163,129)	(109,042)	—	—
—	—	(14,662,986)	(5,404,774)
—	—	(981,001)	(780,868)
—	—	(532,352)	(202,562)
(2,742,004)	(1,128,279)	(18,761,799)	(7,213,264)

1,165,849	1,688,197	1,445,857	4,724,907
(1,094,424)	397,580	—	—
(175,190)	312,652	—	—
300,268	643,251	—	—
243,735	84,937	—	—
(150,516)	(885,058)	—	—
304,892	(741,244)	—	—
—	—	11,700,499	13,444,076
—	—	(4,323,266)	(7,425,851)
—	—	(776,293)	(354,901)
594,614	1,500,315	8,046,797	10,388,231
(6,260,128)	5,437,001	(39,652,435)	27,454,186

23,558,820	18,121,819	197,783,505	170,329,319
$17,298,692	$23,558,820	$158,131,070	$197,783,505

The accompanying notes are an integral part of the financial statements.

107

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Select T. Rowe Price Retirement 2005 Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$739,183	$523,707
Net realized gain (loss)	1,391,096	3,810,753
Net change in unrealized appreciation (depreciation)	(6,704,616)	19,058
Net increase (decrease) in net assets resulting from operations	(4,574,337)	4,353,518
Distributions to shareholders (Note 2):
Class I	(2,750,646)	(1,057,591)
Class M5	(1,254,316)	(390,897)
Class M4	(435,381)	(141,796)
Class M3	(252,072)	(55,596)
Total distributions	(4,692,415)	(1,645,880)
Net fund share transactions (Note 5):
Class I	3,300,787	(3,940,725)
Class M5	249,065	(1,350,703)
Class M4	(176,218)	(643,232)
Class M3	372,464	268,454
Increase (decrease) in net assets from fund share transactions	3,746,098	(5,666,206)
Total increase (decrease) in net assets	(5,520,654)	(2,958,568)
Net assets
Beginning of year	29,899,894	32,858,462
End of year	$24,379,240	$29,899,894

The accompanying notes are an integral part of the financial statements.

108

MassMutual Select T. Rowe Price Retirement 2010 Fund		MassMutual Select T. Rowe Price Retirement 2015 Fund
Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021

$3,418,483	$2,149,729	$3,499,411	$1,994,474
8,498,920	12,144,895	10,774,424	11,252,183
(33,381,727)	6,664,737	(38,590,069)	9,859,173
(21,464,324)	20,959,361	(24,316,234)	23,105,830

(8,034,238)	(3,326,410)	(7,318,355)	(3,224,766)
(4,122,512)	(1,167,166)	(6,292,593)	(2,462,179)
(2,002,161)	(1,260,759)	(911,386)	(510,957)
(1,406,657)	(526,947)	(672,724)	(285,443)
(15,565,568)	(6,281,282)	(15,195,058)	(6,483,345)

7,923,247	(3,974,695)	7,283,459	5,060,245
(3,276,299)	687,672	(9,817,010)	3,921,071
(11,183,029)	(6,556,405)	(4,509,670)	(2,387,102)
(1,981,825)	(2,013,476)	(784,711)	(985,897)
(8,517,906)	(11,856,904)	(7,827,932)	5,608,317
(45,547,798)	2,821,175	(47,339,224)	22,230,802

148,810,740	145,989,565	161,570,658	139,339,856
$103,262,942	$148,810,740	$114,231,434	$161,570,658

The accompanying notes are an integral part of the financial statements.

109

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Select T. Rowe Price Retirement 2020 Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$15,881,874	$8,885,449
Net realized gain (loss)	60,739,809	68,350,257
Net change in unrealized appreciation (depreciation)	(188,805,167)	51,903,112
Net increase (decrease) in net assets resulting from operations	(112,183,484)	129,138,818
Distributions to shareholders (Note 2):
Class I	(34,844,854)	(12,360,165)
Class M5	(34,353,981)	(10,865,930)
Class M4	(12,573,464)	(6,678,707)
Class M3	(5,847,991)	(2,294,268)
Total distributions	(87,620,290)	(32,199,070)
Net fund share transactions (Note 5):
Class I	53,228,140	2,723,752
Class M5	(78,657,276)	(8,789,345)
Class M4	(39,379,155)	(37,955,502)
Class M3	(5,415,025)	(18,352,574)
Increase (decrease) in net assets from fund share transactions	(70,223,316)	(62,373,669)
Total increase (decrease) in net assets	(270,027,090)	34,566,079
Net assets
Beginning of year	781,885,141	747,319,062
End of year	$511,858,051	$781,885,141

The accompanying notes are an integral part of the financial statements.

110

MassMutual Select T. Rowe Price Retirement 2025 Fund		MassMutual Select T. Rowe Price Retirement 2030 Fund
Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021

$13,322,494	$6,612,046	$24,419,312	$11,531,579
62,953,320	56,088,076	158,881,626	112,428,148
(199,100,601)	59,024,566	(480,141,300)	181,743,340
(122,824,787)	121,724,688	(296,840,362)	305,703,067

(39,896,413)	(12,461,008)	(57,773,560)	(15,761,035)
(20,726,297)	(6,426,451)	(64,993,323)	(16,203,011)
(9,222,674)	(3,433,898)	(22,804,375)	(9,523,116)
(5,178,774)	(1,990,274)	(10,071,168)	(3,085,222)
(75,024,158)	(24,311,631)	(155,642,426)	(44,572,384)

95,751,574	43,287,653	245,256,169	62,113,425
(67,154,610)	11,256,355	(169,919,501)	57,784,752
(23,823,246)	(5,003,142)	(79,993,542)	(58,359,309)
(1,689,685)	(12,633,520)	(3,403,119)	(33,002,711)
3,084,033	36,907,346	(8,059,993)	28,536,157
(194,764,912)	134,320,403	(460,542,781)	289,666,840

722,336,690	588,016,287	1,633,669,521	1,344,002,681
$527,571,778	$722,336,690	$1,173,126,740	$1,633,669,521

The accompanying notes are an integral part of the financial statements.

111

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Select T. Rowe Price Retirement 2035 Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$10,038,522	$4,148,036
Net realized gain (loss)	83,234,210	42,634,045
Net change in unrealized appreciation (depreciation)	(255,898,025)	99,978,517
Net increase (decrease) in net assets resulting from operations	(162,625,293)	146,760,598
Distributions to shareholders (Note 2):
Class I	(32,763,576)	(8,473,120)
Class M5	(20,742,335)	(5,490,596)
Class M4	(9,244,410)	(2,391,669)
Class M3	(3,608,202)	(1,372,936)
Total distributions	(66,358,523)	(17,728,321)
Net fund share transactions (Note 5):
Class I	171,342,119	61,811,417
Class M5	(81,585,427)	17,600,348
Class M4	(21,868,048)	27,195,717
Class M3	4,198,299	(26,034,441)
Increase (decrease) in net assets from fund share transactions	72,086,943	80,573,041
Total increase (decrease) in net assets	(156,896,873)	209,605,318
Net assets
Beginning of year	770,682,242	561,076,924
End of year	$613,785,369	$770,682,242

The accompanying notes are an integral part of the financial statements.

112

MassMutual Select T. Rowe Price Retirement 2040 Fund		MassMutual Select T. Rowe Price Retirement 2045 Fund
Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021

$15,444,739	$5,637,091	$6,117,222	$1,893,224
169,636,273	69,096,997	71,989,508	28,073,508
(476,809,768)	213,921,745	(213,940,049)	89,318,652
(291,728,756)	288,655,833	(135,833,319)	119,285,384

(36,056,081)	(9,279,529)	(21,166,192)	(4,711,717)
(53,396,718)	(11,348,863)	(16,777,545)	(3,915,508)
(16,502,684)	(6,713,026)	(7,420,678)	(1,690,198)
(6,931,706)	(1,914,156)	(2,571,996)	(814,412)
(112,887,189)	(29,255,574)	(47,936,411)	(11,131,835)

296,917,672	38,354,894	190,273,471	48,406,423
(159,456,975)	89,308,820	(90,582,508)	19,957,383
(64,617,604)	(53,092,819)	(14,537,787)	14,363,561
117,669	(29,142,186)	2,860,943	(22,159,855)
72,960,762	45,428,709	88,014,119	60,567,512
(331,655,183)	304,828,968	(95,755,611)	168,721,061

1,358,909,904	1,054,080,936	571,190,564	402,469,503
$1,027,254,721	$1,358,909,904	$475,434,953	$571,190,564

The accompanying notes are an integral part of the financial statements.

113

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Select T. Rowe Price Retirement 2050 Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$9,265,441	$2,600,288
Net realized gain (loss)	114,470,349	37,523,451
Net change in unrealized appreciation (depreciation)	(328,897,584)	149,233,866
Net increase (decrease) in net assets resulting from operations	(205,161,794)	189,357,605
Distributions to shareholders (Note 2):
Class I	(20,743,294)	(5,153,642)
Class M5	(31,856,014)	(7,799,608)
Class M4	(10,328,244)	(4,085,747)
Class M3	(4,275,899)	(1,220,747)
Total distributions	(67,203,451)	(18,259,744)
Net fund share transactions (Note 5):
Class I	217,391,343	50,555,390
Class M5	(93,244,315)	59,353,995
Class M4	(47,277,199)	(21,630,882)
Class M3	885,289	(11,460,628)
Increase (decrease) in net assets from fund share transactions	77,755,118	76,817,875
Total increase (decrease) in net assets	(194,610,127)	247,915,736
Net assets
Beginning of year	895,709,409	647,793,673
End of year	$701,099,282	$895,709,409

The accompanying notes are an integral part of the financial statements.

114

MassMutual Select T. Rowe Price Retirement 2055 Fund		MassMutual Select T. Rowe Price Retirement 2060 Fund
Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021

$3,383,364	$930,049	$1,192,084	$240,505
40,732,829	14,304,856	14,813,682	5,236,544
(126,715,974)	50,214,000	(49,833,271)	14,212,964
(82,599,781)	65,448,905	(33,827,505)	19,690,013

(9,025,508)	(2,253,961)	(4,688,197)	(924,535)
(11,205,031)	(2,902,228)	(2,856,276)	(471,099)
(3,746,457)	(931,634)	(1,576,504)	(386,399)
(1,509,059)	(521,858)	(472,782)	(168,503)
(25,486,055)	(6,609,681)	(9,593,759)	(1,950,536)

163,059,428	25,438,797	36,639,255	19,809,591
(81,677,025)	20,833,986	15,997,233	13,312,034
(7,108,746)	8,304,445	4,230,614	1,889,455
4,716,926	(6,861,974)	2,524,638	(1,095,127)
78,990,583	47,715,254	59,391,740	33,915,953
(29,095,253)	106,554,478	15,970,476	51,655,430

323,894,623	217,340,145	114,452,261	62,796,831
$294,799,370	$323,894,623	$130,422,737	$114,452,261

The accompanying notes are an integral part of the financial statements.

115

MassMutual 20/80 Allocation Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 10.60	$ 0.32	$ (1.84)	$ (1.52)	$ (0.33)	$ (0.38)	$ (0.71)	$ 8.37	(15.46%)	$ 13,143	0.12%	0.04%	3.35%
9/30/21	10.34	0.28	0.56	0.84	(0.38)	(0.20)	(0.58)	10.60	8.35%	18,990	0.12%	0.03%	2.67%
9/30/20	10.15	0.25	0.45	0.70	(0.31)	(0.20)	(0.51)	10.34	7.09%	17,848	0.11%	0.02%	2.49%
9/30/19	10.02	0.27	0.37	0.64	(0.32)	(0.19)	(0.51)	10.15	6.95%	12,197	0.12%	0.02%	2.78%
9/30/18	10.04	0.23	0.04	0.27	(0.29)	—	(0.29)	10.02	2.71%	8,431	0.12%	0.02%	2.27%
Class R5
9/30/22	$ 10.59	$ 0.45	$ (1.99)	$ (1.54)	$ (0.32)	$ (0.38)	$ (0.70)	$ 8.35	(15.64%)	$ 2,488	0.22%	0.14%	4.59%
9/30/21	10.32	0.27	0.57	0.84	(0.37)	(0.20)	(0.57)	10.59	8.37%	6,108	0.22%	0.13%	2.62%
9/30/20	10.14	0.28	0.40	0.68	(0.30)	(0.20)	(0.50)	10.32	6.89%	5,946	0.21%	0.12%	2.85%
9/30/19	10.01	0.29	0.34	0.63	(0.31)	(0.19)	(0.50)	10.14	6.83%	6,919	0.22%	0.12%	2.96%
9/30/18	10.02	0.34	(0.07)	0.27	(0.28)	—	(0.28)	10.01	2.72%	7,023	0.22%	0.13%	3.45%
Service Class
9/30/22	$ 10.58	$ 0.28	$ (1.82)	$ (1.54)	$ (0.31)	$ (0.38)	$ (0.69)	$ 8.35	(15.66%)	$ 103,035	0.32%	0.24%	2.95%
9/30/21	10.32	0.24	0.59	0.83	(0.37)	(0.20)	(0.57)	10.58	8.21%	123,549	0.32%	0.23%	2.27%
9/30/20	10.13	0.05	0.63	0.68	(0.29)	(0.20)	(0.49)	10.32	6.90%	114,464	0.31%	0.22%	0.51%
9/30/19	10.01	0.27	0.34	0.61	(0.30)	(0.19)	(0.49)	10.13	6.62%	9,225	0.32%	0.22%	2.74%
9/30/18	10.02	0.23	0.03	0.26	(0.27)	—	(0.27)	10.01	2.61%	7,882	0.32%	0.22%	2.27%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	27%	26%	33%	39%	62%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

116

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 10.60	$ 0.28	$ (1.84)	$ (1.56)	$ (0.28)	$ (0.38)	$ (0.66)	$ 8.38	(15.72%)	$ 18,215	0.42%	0.34%	2.88%
9/30/21	10.33	0.25	0.57	0.82	(0.35)	(0.20)	(0.55)	10.60	8.11%	26,944	0.42%	0.33%	2.40%
9/30/20	10.14	0.22	0.44	0.66	(0.27)	(0.20)	(0.47)	10.33	6.72%	34,036	0.41%	0.32%	2.17%
9/30/19	10.01	0.28	0.33	0.61	(0.29)	(0.19)	(0.48)	10.14	6.57%	32,206	0.42%	0.32%	2.87%
9/30/18	10.02	0.27	(0.02)	0.25	(0.26)	—	(0.26)	10.01	2.50%	39,271	0.42%	0.33%	2.72%
Class R4
9/30/22	$ 10.76	$ 0.27	$ (1.87)	$ (1.60)	$ (0.27)	$ (0.38)	$ (0.65)	$ 8.51	(15.92%)	$ 3,066	0.57%	0.49%	2.80%
9/30/21	10.21	0.26	0.55	0.81	(0.06)	(0.20)	(0.26)	10.76	8.00%	4,254	0.57%	0.48%	2.46%
9/30/20	10.04	0.39	0.25	0.64	(0.27)	(0.20)	(0.47)	10.21	6.51%	6,643	0.56%	0.47%	3.94%
9/30/19	9.92	0.24	0.35	0.59	(0.28)	(0.19)	(0.47)	10.04	6.42%	124,050	0.57%	0.47%	2.47%
9/30/18	9.94	0.22	0.01	0.23	(0.25)	—	(0.25)	9.92	2.31%	106,763	0.57%	0.48%	2.24%
Class A
9/30/22	$ 10.65	$ 0.26	$ (1.84)	$ (1.58)	$ (0.27)	$ (0.38)	$ (0.65)	$ 8.42	(15.90%)	$ 14,202	0.67%	0.59%	2.69%
9/30/21	10.38	0.22	0.57	0.79	(0.32)	(0.20)	(0.52)	10.65	7.76%	19,773	0.67%	0.58%	2.08%
9/30/20	10.19	0.23	0.41	0.64	(0.25)	(0.20)	(0.45)	10.38	6.45%	22,073	0.66%	0.57%	2.30%
9/30/19	10.05	0.25	0.34	0.59	(0.26)	(0.19)	(0.45)	10.19	6.34%	25,898	0.67%	0.57%	2.59%
9/30/18	10.05	0.23	0.00[d]	0.23	(0.23)	—	(0.23)	10.05	2.30%	27,681	0.67%	0.58%	2.25%
Class R3
9/30/22	$ 10.45	$ 0.24	$ (1.81)	$ (1.57)	$ (0.25)	$ (0.38)	$ (0.63)	$ 8.25	(16.05%)	$ 4,126	0.82%	0.74%	2.49%
9/30/21	10.20	0.21	0.56	0.77	(0.32)	(0.20)	(0.52)	10.45	7.64%	5,725	0.82%	0.73%	2.06%
9/30/20	10.01	0.21	0.41	0.62	(0.23)	(0.20)	(0.43)	10.20	6.32%	6,964	0.81%	0.72%	2.11%
9/30/19	9.89	0.22	0.34	0.56	(0.25)	(0.19)	(0.44)	10.01	6.15%	7,102	0.82%	0.72%	2.30%
9/30/18	9.91	0.20	0.01	0.21	(0.23)	—	(0.23)	9.89	2.10%	7,635	0.82%	0.73%	2.03%

The accompanying notes are an integral part of the financial statements.

117

MassMutual 40/60 Allocation Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 10.57	$ 0.27	$ (1.85)	$ (1.58)	$ (0.33)	$ (0.55)	$ (0.88)	$ 8.11	(16.39%)	$ 30,477	0.11%	0.06%	2.83%
9/30/21	9.80	0.22	1.11	1.33	(0.33)	(0.23)	(0.56)	10.57	13.89%	47,449	0.11%	0.05%	2.09%
9/30/20	9.93	0.18	0.71	0.89	(0.24)	(0.78)	(1.02)	9.80	9.29%	36,725	0.10%	0.04%	1.94%
9/30/19	10.58	0.21	0.13	0.34	(0.31)	(0.68)	(0.99)	9.93	4.69%	28,843	0.10%	0.04%	2.13%
9/30/18	10.31	0.16	0.47	0.63	(0.34)	(0.02)	(0.36)	10.58	6.21%	12,666	0.09%	0.05%	1.50%
Class R5
9/30/22	$ 10.57	$ 0.34	$ (1.92)	$ (1.58)	$ (0.32)	$ (0.55)	$ (0.87)	$ 8.12	(16.37%)	$ 5,503	0.21%	0.16%	3.59%
9/30/21	9.81	0.23	1.08	1.31	(0.32)	(0.23)	(0.55)	10.57	13.66%	8,580	0.21%	0.15%	2.23%
9/30/20	9.94	0.22	0.65	0.87	(0.22)	(0.78)	(1.00)	9.81	9.12%	9,331	0.20%	0.14%	2.34%
9/30/19	10.57	0.28	0.06	0.34	(0.29)	(0.68)	(0.97)	9.94	4.76%	9,972	0.20%	0.14%	2.88%
9/30/18	10.31	0.29	0.32	0.61	(0.33)	(0.02)	(0.35)	10.57	6.01%	25,611	0.19%	0.15%	2.78%
Service Class
9/30/22	$ 10.62	$ 0.23	$ (1.82)	$ (1.59)	$ (0.31)	$ (0.55)	$ (0.86)	$ 8.17	(16.40%)	$ 12,834	0.31%	0.26%	2.43%
9/30/21	9.85	0.21	1.10	1.31	(0.31)	(0.23)	(0.54)	10.62	13.62%	16,971	0.31%	0.25%	2.06%
9/30/20	9.98	0.13	0.73	0.86	(0.21)	(0.78)	(0.99)	9.85	8.98%	17,683	0.30%	0.24%	1.37%
9/30/19	10.62	0.23	0.10	0.33	(0.29)	(0.68)	(0.97)	9.98	4.53%	11,427	0.30%	0.24%	2.35%
9/30/18	10.35	0.10	0.51	0.61	(0.32)	(0.02)	(0.34)	10.62	5.97%	11,330	0.29%	0.25%	0.96%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	32%	24%	52%	43%	52%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

118

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 10.61	$ 0.22	$ (1.83)	$ (1.61)	$ (0.29)	$ (0.55)	$ (0.84)	$ 8.16	(16.55%)	$ 28,220	0.41%	0.36%	2.30%
9/30/21	9.84	0.21	1.09	1.30	(0.30)	(0.23)	(0.53)	10.61	13.46%	44,399	0.41%	0.35%	2.02%
9/30/20	9.96	0.19	0.67	0.86	(0.20)	(0.78)	(0.98)	9.84	8.94%	53,133	0.40%	0.34%	1.98%
9/30/19	10.59	0.23	0.09	0.32	(0.27)	(0.68)	(0.95)	9.96	4.50%	70,893	0.40%	0.34%	2.40%
9/30/18	10.32	0.23	0.37	0.60	(0.31)	(0.02)	(0.33)	10.59	5.86%	87,160	0.39%	0.35%	2.18%
Class R4
9/30/22	$ 10.51	$ 0.20	$ (1.80)	$ (1.60)	$ (0.29)	$ (0.55)	$ (0.84)	$ 8.07	(16.65%)	$ 32,058	0.56%	0.51%	2.14%
9/30/21	9.75	0.17	1.10	1.27	(0.28)	(0.23)	(0.51)	10.51	13.27%	32,786	0.56%	0.50%	1.65%
9/30/20	9.88	0.18	0.67	0.85	(0.20)	(0.78)	(0.98)	9.75	8.87%	29,626	0.55%	0.49%	1.96%
9/30/19	10.53	0.19	0.10	0.29	(0.26)	(0.68)	(0.94)	9.88	4.19%	40,232	0.55%	0.49%	2.02%
9/30/18	10.26	0.18	0.41	0.59	(0.30)	(0.02)	(0.32)	10.53	5.80%	34,455	0.54%	0.50%	1.69%
Class A
9/30/22	$ 10.64	$ 0.20	$ (1.84)	$ (1.64)	$ (0.27)	$ (0.55)	$ (0.82)	8.18	(16.82%)	$ 45,256	0.66%	0.61%	2.10%
9/30/21	9.86	0.18	1.10	1.28	(0.27)	(0.23)	(0.50)	10.64	13.26%	61,814	0.66%	0.60%	1.73%
9/30/20	9.99	0.16	0.67	0.83	(0.18)	(0.78)	(0.96)	9.86	8.56%	69,682	0.65%	0.59%	1.67%
9/30/19	10.61	0.21	0.09	0.30	(0.24)	(0.68)	(0.92)	9.99	4.24%	81,959	0.65%	0.59%	2.13%
9/30/18	10.34	0.20	0.37	0.57	(0.28)	(0.02)	(0.30)	10.61	5.56%	91,459	0.64%	0.60%	1.90%
Class R3
9/30/22	$ 10.50	$ 0.21	$ (1.83)	$ (1.62)	$ (0.30)	$ (0.55)	$ (0.85)	$ 8.03	(16.91%)	$ 15,309	0.81%	0.76%	2.25%
9/30/21	9.74	0.17	1.08	1.25	(0.26)	(0.23)	(0.49)	10.50	13.07%	7,450	0.81%	0.75%	1.69%
9/30/20	9.86	0.14	0.68	0.82	(0.16)	(0.78)	(0.94)	9.74	8.56%	8,785	0.80%	0.74%	1.46%
9/30/19	10.50	0.18	0.09	0.27	(0.23)	(0.68)	(0.91)	9.86	3.95%	9,050	0.80%	0.74%	1.90%
9/30/18	10.24	0.18	0.37	0.55	(0.27)	(0.02)	(0.29)	10.50	5.46%	11,230	0.79%	0.75%	1.73%

The accompanying notes are an integral part of the financial statements.

119

MassMutual 60/40 Allocation Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 10.96	$ 0.19	$ (1.73)	$ (1.54)	$ (0.38)	$ (1.02)	$ (1.40)	$ 8.02	(16.45%)	$ 28,473	0.12%	0.06%	2.05%
9/30/21	9.50	0.19	1.70	1.89	(0.28)	(0.15)	(0.43)	10.96	20.32%	28,917	0.11%	0.05%	1.81%
9/30/20	9.90	0.16	0.71	0.87	(0.21)	(1.06)	(1.27)	9.50	9.14%	21,696	0.11%	0.04%	1.73%
9/30/19	11.21	0.21	(0.12)aa	0.09	(0.32)	(1.08)	(1.40)	9.90	3.17%	15,679	0.11%	0.04%	2.19%
9/30/18	10.77	0.20	0.75	0.95	(0.40)	(0.11)	(0.51)	11.21	9.07%	8,011	0.10%	0.06%	1.84%
Class R5
9/30/22	$ 10.96	$ 0.32	$ (1.86)	$ (1.54)	$ (0.37)	$ (1.02)	$ (1.39)	$ 8.03	(16.42%)	$ 8,300	0.21%	0.16%	3.24%
9/30/21	9.50	0.16	1.72	1.88	(0.27)	(0.15)	(0.42)	10.96	20.21%	20,602	0.21%	0.15%	1.56%
9/30/20	9.91	0.18	0.67	0.85	(0.20)	(1.06)	(1.26)	9.50	8.93%	15,435	0.21%	0.14%	1.92%
9/30/19	11.21	0.22	(0.14)aa	0.08	(0.30)	(1.08)	(1.38)	9.91	3.12%	12,028	0.21%	0.14%	2.21%
9/30/18	10.77	0.29	0.65	0.94	(0.39)	(0.11)	(0.50)	11.21	8.96%	13,583	0.20%	0.16%	2.60%
Service Class
9/30/22	$ 11.01	$ 0.19	$ (1.75)	$ (1.56)	$ (0.36)	$ (1.02)	$ (1.38)	$ 8.07	(16.55%)	$ 20,361	0.32%	0.26%	2.00%
9/30/21	9.54	0.17	1.71	1.88	(0.26)	(0.15)	(0.41)	11.01	20.15%	24,617	0.31%	0.25%	1.60%
9/30/20	9.93	0.07	0.79	0.86	(0.19)	(1.06)	(1.25)	9.54	8.94%	25,087	0.31%	0.24%	0.76%
9/30/19	11.24	0.20	(0.14)aa	0.06	(0.29)	(1.08)	(1.37)	9.93	2.90%	9,014	0.31%	0.24%	2.03%
9/30/18	10.80	0.11	0.82	0.93	(0.38)	(0.11)	(0.49)	11.24	8.81%	8,522	0.30%	0.25%	1.01%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	26%	28%	58%	44%	55%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

120

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 11.00	$ 0.19	$ (1.76)	$ (1.57)	$ (0.34)	$ (1.02)	$ (1.36)	$ 8.07	(16.62%)	$ 37,871	0.41%	0.36%	1.98%
9/30/21	9.53	0.16	1.71	1.87	(0.25)	(0.15)	(0.40)	11.00	20.00%	61,143	0.41%	0.35%	1.53%
9/30/20	9.92	0.16	0.68	0.84	(0.17)	(1.06)	(1.23)	9.53	8.78%	59,725	0.41%	0.34%	1.71%
9/30/19	11.22	0.21	(0.15)aa	0.06	(0.28)	(1.08)	(1.36)	9.92	2.88%	81,829	0.41%	0.34%	2.11%
9/30/18	10.79	0.19	0.72	0.91	(0.37)	(0.11)	(0.48)	11.22	8.62%	93,858	0.40%	0.36%	1.75%
Class R4
9/30/22	$ 10.91	$ 0.16	$ (1.74)	$ (1.58)	$ (0.32)	$ (1.02)	$ (1.34)	$ 7.99	(16.78%)	$ 8,037	0.56%	0.51%	1.72%
9/30/21	9.43	0.13	1.71	1.84	(0.21)	(0.15)	(0.36)	10.91	19.83%	10,735	0.56%	0.50%	1.26%
9/30/20	9.84	0.20	0.62	0.82	(0.17)	(1.06)	(1.23)	9.43	8.59%	10,218	0.56%	0.49%	2.13%
9/30/19	11.14	0.18	(0.13)aa	0.05	(0.27)	(1.08)	(1.35)	9.84	2.75%	27,212	0.56%	0.49%	1.87%
9/30/18	10.72	0.16	0.73	0.89	(0.36)	(0.11)	(0.47)	11.14	8.47%	24,118	0.55%	0.51%	1.46%
Class A
9/30/22	$ 11.04	$ 0.16	$ (1.76)	$ (1.60)	$ (0.32)	$ (1.02)	$ (1.34)	$ 8.10	(16.84%)	$ 44,420	0.66%	0.61%	1.69%
9/30/21	9.57	0.14	1.70	1.84	(0.22)	(0.15)	(0.37)	11.04	19.60%	57,203	0.66%	0.60%	1.31%
9/30/20	9.96	0.13	0.69	0.82	(0.15)	(1.06)	(1.21)	9.57	8.51%	59,454	0.66%	0.59%	1.43%
9/30/19	11.24	0.19	(0.14)aa	0.05	(0.25)	(1.08)	(1.33)	9.96	2.67%	65,910	0.66%	0.59%	1.90%
9/30/18	10.80	0.17	0.72	0.89	(0.34)	(0.11)	(0.45)	11.24	8.42%	77,780	0.65%	0.61%	1.54%
Class R3
9/30/22	$ 10.84	$ 0.15	$ (1.74)	$ (1.59)	$ (0.29)	$ (1.02)	$ (1.31)	$ 7.94	(17.00%)	$ 9,592	0.81%	0.76%	1.53%
9/30/21	9.40	0.12	1.68	1.80	(0.21)	(0.15)	(0.36)	10.84	19.50%	14,252	0.81%	0.75%	1.13%
9/30/20	9.80	0.11	0.68	0.79	(0.13)	(1.06)	(1.19)	9.40	8.33%	15,686	0.81%	0.74%	1.16%
9/30/19	11.10	0.16	(0.13)aa	0.03	(0.25)	(1.08)	(1.33)	9.80	2.45%	16,144	0.81%	0.74%	1.66%
9/30/18	10.69	0.13	0.73	0.86	(0.34)	(0.11)	(0.45)	11.10	8.21%	16,492	0.80%	0.76%	1.16%

The accompanying notes are an integral part of the financial statements.

121

MassMutual 80/20 Allocation Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 12.13	$ 0.20	$ (2.08)	$ (1.88)	$ (0.41)	$ (0.98)	$ (1.39)	$ 8.86	(17.85%)	$ 33,246	0.16%	0.09%	1.91%
9/30/21	10.28	0.18	2.24	2.42	(0.23)	(0.34)	(0.57)	12.13	24.09%	38,991	0.16%	0.08%	1.51%
9/30/20	10.59	0.16	0.86	1.02	(0.19)	(1.14)	(1.33)	10.28	9.81%	30,942	0.18%	0.07%	1.58%
9/30/19	12.25	0.21	(0.27)	(0.06)	(0.34)	(1.26)	(1.60)	10.59	2.28%	23,314	0.20%	0.07%	2.06%
9/30/18	11.62	0.16	1.01	1.17	(0.43)	(0.11)	(0.54)	12.25	10.36%	17,151	0.21%	0.08%	1.34%
Class R5
9/30/22	$ 12.14	$ 0.32	$ (2.21)	$ (1.89)	$ (0.40)	$ (0.98)	$ (1.38)	$ 8.87	(17.91%)	$ 3,301	0.25%	0.19%	2.90%
9/30/21	10.29	0.15	2.26	2.41	(0.22)	(0.34)	(0.56)	12.14	23.96%	7,435	0.26%	0.18%	1.32%
9/30/20	10.60	0.15	0.86	1.01	(0.18)	(1.14)	(1.32)	10.29	9.71%	6,025	0.28%	0.17%	1.54%
9/30/19	12.25	0.19	(0.25)	(0.06)	(0.33)	(1.26)	(1.59)	10.60	2.21%	5,024	0.30%	0.17%	1.83%
9/30/18	11.62	0.23	0.93	1.16	(0.42)	(0.11)	(0.53)	12.25	10.26%	5,780	0.31%	0.19%	1.96%
Service Class
9/30/22	$ 12.16	$ 0.20	$ (2.11)	$ (1.91)	$ (0.39)	$ (0.98)	$ (1.37)	$ 8.88	(18.04%)	$ 12,945	0.35%	0.29%	1.85%
9/30/21	10.31	0.13	2.27	2.40	(0.21)	(0.34)	(0.55)	12.16	23.83%	15,973	0.36%	0.28%	1.13%
9/30/20	10.61	0.05	0.95	1.00	(0.16)	(1.14)	(1.30)	10.31	9.64%	11,041	0.38%	0.27%	0.51%
9/30/19	12.27	0.19	(0.27)	(0.08)	(0.32)	(1.26)	(1.58)	10.61	2.01%	3,115	0.40%	0.27%	1.84%
9/30/18	11.63	0.11	1.05	1.16	(0.41)	(0.11)	(0.52)	12.27	10.22%	2,834	0.41%	0.28%	0.94%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	28%	29%	62%	38%	64%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

122

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 12.15	$ 0.18	$ (2.10)	$ (1.92)	$ (0.37)	$ (0.98)	$ (1.35)	$ 8.88	(18.10%)	$ 17,296	0.45%	0.39%	1.69%
9/30/21	10.29	0.14	2.25	2.39	(0.19)	(0.34)	(0.53)	12.15	23.77%	23,648	0.46%	0.38%	1.23%
9/30/20	10.59	0.14	0.84	0.98	(0.14)	(1.14)	(1.28)	10.29	9.49%	23,105	0.48%	0.37%	1.38%
9/30/19	12.25	0.20	(0.30)	(0.10)	(0.30)	(1.26)	(1.56)	10.59	1.88%	31,091	0.50%	0.37%	1.91%
9/30/18	11.62	0.18	0.96	1.14	(0.40)	(0.11)	(0.51)	12.25	10.05%	36,154	0.51%	0.39%	1.50%
Class R4
9/30/22	$ 11.96	$ 0.16	$ (2.05)	$ (1.89)	$ (0.36)	$ (0.98)	$ (1.34)	$ 8.73	(18.17%)	$ 12,041	0.60%	0.54%	1.48%
9/30/21	10.14	0.11	2.22	2.33	(0.17)	(0.34)	(0.51)	11.96	23.47%	14,161	0.61%	0.53%	0.98%
9/30/20	10.46	0.15	0.81	0.96	(0.14)	(1.14)	(1.28)	10.14	9.37%	13,465	0.63%	0.52%	1.51%
9/30/19	12.12	0.18	(0.29)	(0.11)	(0.29)	(1.26)	(1.55)	10.46	1.73%	17,701	0.65%	0.52%	1.71%
9/30/18	11.51	0.15	0.96	1.11	(0.39)	(0.11)	(0.50)	12.12	9.86%	16,469	0.66%	0.54%	1.26%
Class A
9/30/22	$ 12.13	$ 0.17	$ (2.11)	$ (1.94)	$ (0.34)	$ (0.98)	$ (1.32)	$ 8.87	(18.30%)	$ 20,773	0.70%	0.64%	1.61%
9/30/21	10.27	0.10	2.26	2.36	(0.16)	(0.34)	(0.50)	12.13	23.49%	32,829	0.71%	0.63%	0.88%
9/30/20	10.58	0.11	0.85	0.96	(0.13)	(1.14)	(1.27)	10.27	9.19%	31,252	0.73%	0.62%	1.11%
9/30/19	12.22	0.18	(0.29)	(0.11)	(0.27)	(1.26)	(1.53)	10.58	1.66%	30,795	0.75%	0.62%	1.69%
9/30/18	11.59	0.17	0.94	1.11	(0.37)	(0.11)	(0.48)	12.22	9.77%	34,466	0.75%	0.64%	1.46%
Class R3
9/30/22	$ 11.88	$ 0.13	$ (2.04)	$ (1.91)	$ (0.32)	$ (0.98)	$ (1.30)	$ 8.67	(18.38%)	$ 14,153	0.85%	0.79%	1.27%
9/30/21	10.08	0.10	2.20	2.30	(0.16)	(0.34)	(0.50)	11.88	23.30%	19,120	0.86%	0.78%	0.86%
9/30/20	10.44	0.10	0.82	0.92	(0.14)	(1.14)	(1.28)	10.08	8.98%	17,928	0.88%	0.77%	1.08%
9/30/19	12.08	0.14	(0.26)	(0.12)	(0.26)	(1.26)	(1.52)	10.44	1.58%	9,013	0.90%	0.77%	1.36%
9/30/18	11.47	0.12	0.96	1.08	(0.36)	(0.11)	(0.47)	12.08	9.63%	8,381	0.91%	0.79%	1.04%

The accompanying notes are an integral part of the financial statements.

123

MassMutual RetireSMARTSM by JPMorgan In Retirement Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 12.78	$ 0.33	$ (2.12)	$ (1.79)	$ (0.42)	$ (1.16)	$ (1.58)	$ 9.41	(16.12%)	$ 14,100	0.22%	0.06%	2.97%
9/30/21	12.02	0.34	1.16	1.50	(0.44)	(0.30)	(0.74)	12.78	12.84%	17,522	0.14%	0.06%	2.69%
9/30/20	11.78	0.29	0.33	0.62	(0.28)	(0.10)	(0.38)	12.02	5.27%	19,693	0.12%	0.06%	2.52%
9/30/19	11.69	0.12	0.52	0.64	(0.40)	(0.15)	(0.55)	11.78	6.08%	16,125	0.22%	0.06%	1.08%
9/30/18	11.55	0.32	0.05	0.37	(0.23)	—	(0.23)	11.69	3.22%	2,436	0.30%	0.07%	2.77%
Class R5
9/30/22	$ 12.81	$ 0.32	$ (2.12)	$ (1.80)	$ (0.41)	$ (1.16)	$ (1.57)	$ 9.44	(16.20%)	$ 3,826	0.32%	0.16%	2.91%
9/30/21	12.05	0.27	1.22	1.49	(0.43)	(0.30)	(0.73)	12.81	12.68%	6,568	0.24%	0.16%	2.14%
9/30/20	11.80	0.37	0.25	0.62	(0.27)	(0.10)	(0.37)	12.05	5.26%	5,758	0.22%	0.16%	3.16%
9/30/19	11.69	0.12	0.51	0.63	(0.37)	(0.15)	(0.52)	11.80	6.02%	8,776	0.32%	0.16%	1.01%
9/30/18	11.56	0.31	0.04	0.35	(0.22)	—	(0.22)	11.69	3.02%	1,270	0.39%	0.17%	2.66%
Service Class
9/30/22	$ 12.82	$ 0.35	$ (2.16)	$ (1.81)	$ (0.40)	$ (1.16)	$ (1.56)	$ 9.45	(16.26%)	$ 5,973	0.42%	0.26%	3.10%
9/30/21	12.06	0.40	1.08	1.48	(0.42)	(0.30)	(0.72)	12.82	12.58%	10,332	0.34%	0.26%	3.18%
9/30/20	11.81	0.28	0.32	0.60	(0.25)	(0.10)	(0.35)	12.06	5.13%	16,755	0.32%	0.26%	2.39%
9/30/19	11.71	0.28	0.34	0.62	(0.37)	(0.15)	(0.52)	11.81	5.89%	15,324	0.42%	0.26%	2.44%
9/30/18	11.57	0.28	0.06	0.34	(0.20)	—	(0.20)	11.71	3.00%	12,630	0.50%	0.27%	2.40%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	58%	28%	74%	39%	80%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

124

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 12.82	$ 0.31	$ (2.15)	$ (1.84)	$ (0.38)	$ (1.16)	$ (1.54)	$ 9.44	(16.45%)	$ 22,751	0.52%	0.36%	2.82%
9/30/21	12.05	0.25	1.22	1.47	(0.40)	(0.30)	(0.70)	12.82	12.54%	32,436	0.44%	0.36%	1.99%
9/30/20	11.81	0.31	0.27	0.58	(0.24)	(0.10)	(0.34)	12.05	4.95%	30,972	0.42%	0.36%	2.69%
9/30/19	11.71	0.23	0.38	0.61	(0.36)	(0.15)	(0.51)	11.81	5.79%	39,483	0.52%	0.36%	1.97%
9/30/18	11.56	0.27	0.07	0.34	(0.19)	—	(0.19)	11.71	2.97%	22,101	0.60%	0.37%	2.35%
Class R4
9/30/22	$ 12.60	$ 0.27	$ (2.08)	$ (1.81)	$ (0.36)	$ (1.16)	$ (1.52)	$ 9.27	(16.47%)	$ 9,504	0.67%	0.51%	2.48%
9/30/21	11.86	0.26	1.16	1.42	(0.38)	(0.30)	(0.68)	12.60	12.27%	11,952	0.59%	0.51%	2.08%
9/30/20	11.62	0.34	0.23	0.57	(0.23)	(0.10)	(0.33)	11.86	4.90%	14,384	0.57%	0.51%	2.93%
9/30/19	11.53	0.06	0.52	0.58	(0.34)	(0.15)	(0.49)	11.62	5.55%	24,032	0.67%	0.51%	0.52%
9/30/18	11.39	0.25	0.06	0.31	(0.17)	—	(0.17)	11.53	2.75%	4,368	0.75%	0.52%	2.22%
Class A
9/30/22	$ 12.65	$ 0.29	$ (2.15)	$ (1.86)	$ (0.21)	$ (1.16)	$ (1.37)	$ 9.42	(16.64%)	$ 10,307	0.77%	0.61%	2.59%
9/30/21	11.91	0.30	1.12	1.42	(0.38)	(0.30)	(0.68)	12.65	12.20%	14,697	0.69%	0.61%	2.45%
9/30/20	11.68	0.23	0.32	0.55	(0.22)	(0.10)	(0.32)	11.91	4.74%	74,154	0.67%	0.61%	2.02%
9/30/19	11.61	0.17	0.40	0.57	(0.35)	(0.15)	(0.50)	11.68	5.47%	63,336	0.77%	0.61%	1.53%
9/30/18	11.47	0.26	0.04	0.30	(0.16)	—	(0.16)	11.61	2.67%	20,199	0.84%	0.62%	2.29%
Class R3
9/30/22	$ 12.48	$ 0.26	$ (2.08)	$ (1.82)	$ (0.32)	$ (1.16)	$ (1.48)	$ 9.18	(16.67%)	$ 16,575	0.92%	0.76%	2.36%
9/30/21	11.76	0.24	1.13	1.37	(0.35)	(0.30)	(0.65)	12.48	11.95%	23,241	0.84%	0.76%	1.94%
9/30/20	11.52	0.25	0.28	0.53	(0.19)	(0.10)	(0.29)	11.76	4.62%	28,918	0.82%	0.76%	2.23%
9/30/19	11.43	0.10	0.45	0.55	(0.31)	(0.15)	(0.46)	11.52	5.35%	37,510	0.92%	0.76%	0.88%
9/30/18	11.30	0.22	0.06	0.28	(0.15)	—	(0.15)	11.43	2.45%	13,161	1.00%	0.77%	1.92%

The accompanying notes are an integral part of the financial statements.

125

MassMutual RetireSMARTSM by JPMorgan 2020 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 13.37	$ 0.35	$ (2.25)	$ (1.90)	$ (0.44)	$ (1.01)	$ (1.45)	$ 10.02	(16.09%)	$ 37,478	0.11%	0.04%	3.03%
9/30/21	12.46	0.30	1.31	1.61	(0.45)	(0.25)	(0.70)	13.37	13.31%	51,145	0.09%	0.04%	2.25%
9/30/20	12.53	0.31	0.39	0.70	(0.36)	(0.41)	(0.77)	12.46	5.74%	43,646	0.07%	0.04%	2.58%
9/30/19	13.32	0.36	0.20	0.56	(0.39)	(0.96)	(1.35)	12.53	5.63%	35,602	0.08%	0.04%	2.95%
9/30/18	13.01	0.32	0.42	0.74	(0.42)	(0.01)	(0.43)	13.32	5.77%	19,424	0.06%	0.05%	2.41%
Class R5
9/30/22	$ 13.34	$ 0.35	$ (2.26)	$ (1.91)	$ (0.43)	$ (1.01)	$ (1.44)	$ 9.99	(16.24%)	$ 23,950	0.21%	0.14%	2.98%
9/30/21	12.43	0.32	1.28	1.60	(0.44)	(0.25)	(0.69)	13.34	13.22%	39,112	0.19%	0.14%	2.47%
9/30/20	12.51	0.35	0.33	0.68	(0.35)	(0.41)	(0.76)	12.43	5.57%	44,058	0.17%	0.14%	2.91%
9/30/19	13.30	0.30	0.25	0.55	(0.38)	(0.96)	(1.34)	12.51	5.56%	60,303	0.18%	0.14%	2.45%
9/30/18	12.99	0.32	0.41	0.73	(0.41)	(0.01)	(0.42)	13.30	5.69%	13,848	0.16%	0.15%	2.48%
Service Class
9/30/22	$ 13.43	$ 0.46	$ (2.40)	$ (1.94)	$ (0.41)	$ (1.01)	$ (1.42)	$ 10.07	(16.29%)	$ 9,053	0.31%	0.24%	3.81%
9/30/21	12.51	0.32	1.28	1.60	(0.43)	(0.25)	(0.68)	13.43	13.11%	29,244	0.29%	0.24%	2.40%
9/30/20	12.58	0.28	0.40	0.68	(0.34)	(0.41)	(0.75)	12.51	5.49%	35,285	0.27%	0.24%	2.33%
9/30/19	13.34	0.40	0.14	0.54	(0.34)	(0.96)	(1.30)	12.58	5.42%	31,848	0.28%	0.24%	3.22%
9/30/18	13.03	0.28	0.43	0.71	(0.39)	(0.01)	(0.40)	13.34	5.50%	83,925	0.26%	0.25%	2.14%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	52%	30%	69%	46%	62%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

126

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 13.38	$ 0.33	$ (2.28)	$ (1.95)	$ (0.39)	$ (1.01)	$ (1.40)	$ 10.03	(16.43%)	$ 19,966	0.41%	0.34%	2.82%
9/30/21	12.46	0.28	1.30	1.58	(0.41)	(0.25)	(0.66)	13.38	13.02%	42,876	0.39%	0.34%	2.17%
9/30/20	12.53	0.35	0.31	0.66	(0.32)	(0.41)	(0.73)	12.46	5.40%	46,758	0.37%	0.34%	2.84%
9/30/19	13.30	0.34	0.19	0.53	(0.34)	(0.96)	(1.30)	12.53	5.38%	74,837	0.38%	0.34%	2.79%
9/30/18	12.99	0.29	0.40	0.69	(0.37)	(0.01)	(0.38)	13.30	5.43%	86,230	0.36%	0.35%	2.24%
Class R4
9/30/22	$ 13.06	$ 0.30	$ (2.21)	$ (1.91)	$ (0.37)	$ (1.01)	$ (1.38)	$ 9.77	(16.51%)	$ 15,666	0.56%	0.49%	2.63%
9/30/21	12.17	0.26	1.27	1.53	(0.39)	(0.25)	(0.64)	13.06	12.89%	23,718	0.54%	0.49%	2.05%
9/30/20	12.26	0.36	0.27	0.63	(0.31)	(0.41)	(0.72)	12.17	5.23%	29,367	0.52%	0.49%	2.98%
9/30/19	13.04	0.31	0.19	0.50	(0.32)	(0.96)	(1.28)	12.26	5.21%	50,600	0.53%	0.49%	2.60%
9/30/18	12.76	0.24	0.41	0.65	(0.36)	(0.01)	(0.37)	13.04	5.18%	57,866	0.51%	0.50%	1.90%
Class A
9/30/22	$ 13.24	$ 0.31	$ (2.27)	$ (1.96)	$ (0.30)	$ (1.01)	$ (1.31)	$ 9.97	(16.60%)	$ 20,470	0.66%	0.59%	2.62%
9/30/21	12.35	0.30	1.23	1.53	(0.39)	(0.25)	(0.64)	13.24	12.69%	31,861	0.64%	0.59%	2.35%
9/30/20	12.44	0.24	0.38	0.62	(0.30)	(0.41)	(0.71)	12.35	5.10%	88,011	0.62%	0.59%	2.04%
9/30/19	13.22	0.27	0.22	0.49	(0.31)	(0.96)	(1.27)	12.44	5.05%	73,800	0.63%	0.59%	2.19%
9/30/18	12.91	0.23	0.43	0.66	(0.34)	(0.01)	(0.35)	13.22	5.15%	76,268	0.61%	0.60%	1.72%
Class R3
9/30/22	$ 12.81	$ 0.27	$ (2.16)	$ (1.89)	$ (0.35)	$ (1.01)	$ (1.36)	$ 9.56	(16.70%)	$ 35,009	0.81%	0.74%	2.43%
9/30/21	11.96	0.23	1.24	1.47	(0.37)	(0.25)	(0.62)	12.81	12.57%	49,554	0.79%	0.74%	1.85%
9/30/20	12.05	0.25	0.34	0.59	(0.27)	(0.41)	(0.68)	11.96	4.97%	57,238	0.77%	0.74%	2.14%
9/30/19	12.84	0.28	0.18	0.46	(0.29)	(0.96)	(1.25)	12.05	4.93%	66,638	0.78%	0.74%	2.37%
9/30/18	12.56	0.22	0.40	0.62	(0.33)	(0.01)	(0.34)	12.84	4.98%	77,690	0.76%	0.75%	1.71%

The accompanying notes are an integral part of the financial statements.

127

MassMutual RetireSMARTSM by JPMorgan 2025 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 13.47	$ 0.34	$ (2.35)	$ (2.01)	$ (0.46)	$ (1.20)	$ (1.66)	$ 9.80	(17.29%)	$ 44,023	0.13%	0.01%	2.91%
9/30/21	12.23	0.28	1.77	2.05	(0.43)	(0.38)	(0.81)	13.47	17.23%	56,362	0.10%	0.01%	2.16%
9/30/20	12.50	0.31	0.42	0.73	(0.32)	(0.68)	(1.00)	12.23	6.02%	49,478	0.09%	0.01%	2.59%
9/30/19	13.49	0.33	0.15	0.48	(0.40)	(1.07)	(1.47)	12.50	5.30%	40,806	0.10%	0.01%	2.74%
9/30/18	13.29	0.30	0.63	0.93	(0.49)	(0.24)	(0.73)	13.49	7.15%	21,942	0.09%	0.03%	2.28%
Class R5
9/30/22	$ 13.61	$ 0.33	$ (2.39)	$ (2.06)	$ (0.44)	$ (1.20)	$ (1.64)	$ 9.91	(17.42%)	$ 1,186	0.23%	0.11%	2.81%
9/30/21	12.35	0.16	1.90	2.06	(0.42)	(0.38)	(0.80)	13.61	17.13%	1,376	0.20%	0.11%	1.21%
9/30/20	12.62	0.28	0.44	0.72	(0.31)	(0.68)	(0.99)	12.35	5.87%	468	0.19%	0.11%	2.32%
9/30/19	13.51	0.07	0.42	0.49	(0.31)	(1.07)	(1.38)	12.62	5.26%	527	0.20%	0.11%	0.61%
9/30/18	13.29	0.23	0.70	0.93	(0.47)	(0.24)	(0.71)	13.51	7.16%	44	0.19%	0.12%	1.72%
Service Class
9/30/22	$ 13.49	$ 0.42	$ (2.46)	$ (2.04)	$ (0.43)	$ (1.20)	$ (1.63)	$ 9.82	(17.48%)	$ 3,811	0.32%	0.21%	3.50%
9/30/21	12.25	0.27	1.76	2.03	(0.41)	(0.38)	(0.79)	13.49	16.97%	8,867	0.30%	0.21%	2.04%
9/30/20	12.52	0.28	0.42	0.70	(0.29)	(0.68)	(0.97)	12.25	5.76%	9,970	0.29%	0.21%	2.37%
9/30/19	13.49	0.39	0.08	0.47	(0.37)	(1.07)	(1.44)	12.52	5.14%	9,278	0.30%	0.21%	3.23%
9/30/18	13.29	0.27	0.63	0.90	(0.46)	(0.24)	(0.70)	13.49	6.94%	19,582	0.29%	0.23%	2.00%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	54%	35%	73%	47%	67%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

128

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 13.42	$ 0.32	$ (2.36)	$ (2.04)	$ (0.41)	$ (1.20)	$ (1.61)	$ 9.77	(17.50%)	$ 24,363	0.43%	0.31%	2.73%
9/30/21	12.19	0.28	1.72	2.00	(0.39)	(0.38)	(0.77)	13.42	16.86%	34,778	0.40%	0.31%	2.12%
9/30/20	12.47	0.27	0.42	0.69	(0.29)	(0.68)	(0.97)	12.19	5.64%	39,673	0.39%	0.31%	2.30%
9/30/19	13.44	0.32	0.14	0.46	(0.36)	(1.07)	(1.43)	12.47	5.07%	43,407	0.40%	0.31%	2.61%
9/30/18	13.25	0.26	0.62	0.88	(0.45)	(0.24)	(0.69)	13.44	6.79%	47,433	0.39%	0.33%	1.94%
Class R4
9/30/22	$ 13.20	$ 0.28	$ (2.30)	$ (2.02)	$ (0.39)	$ (1.20)	$ (1.59)	$ 9.59	(17.65%)	$ 21,218	0.58%	0.46%	2.47%
9/30/21	12.00	0.25	1.70	1.95	(0.37)	(0.38)	(0.75)	13.20	16.65%	29,432	0.55%	0.46%	1.90%
9/30/20	12.29	0.36	0.30	0.66	(0.27)	(0.68)	(0.95)	12.00	5.49%	30,218	0.54%	0.46%	3.02%
9/30/19	13.27	0.30	0.13	0.43	(0.34)	(1.07)	(1.41)	12.29	4.88%	58,761	0.55%	0.46%	2.50%
9/30/18	13.09	0.22	0.63	0.85	(0.43)	(0.24)	(0.67)	13.27	6.66%	66,329	0.54%	0.48%	1.70%
Class A
9/30/22	$ 13.25	$ 0.29	$ (2.37)	$ (2.08)	$ (0.20)	$ (1.20)	$ (1.40)	$ 9.77	(17.74%)	$ 8,655	0.68%	0.56%	2.48%
9/30/21	12.05	0.30	1.65	1.95	(0.37)	(0.38)	(0.75)	13.25	16.60%	13,796	0.65%	0.56%	2.33%
9/30/20	12.34	0.22	0.44	0.66	(0.27)	(0.68)	(0.95)	12.05	5.46%	69,042	0.64%	0.56%	1.89%
9/30/19	13.32	0.21	0.21	0.42	(0.33)	(1.07)	(1.40)	12.34	4.74%	53,785	0.65%	0.56%	1.71%
9/30/18	13.13	0.20	0.63	0.83	(0.40)	(0.24)	(0.64)	13.32	6.50%	40,219	0.64%	0.58%	1.54%
Class R3
9/30/22	$ 13.16	$ 0.29	$ (2.33)	$ (2.04)	$ (0.36)	$ (1.20)	$ (1.56)	$ 9.56	(17.85%)	$ 38,799	0.83%	0.71%	2.49%
9/30/21	11.97	0.21	1.70	1.91	(0.34)	(0.38)	(0.72)	13.16	16.35%	59,696	0.80%	0.71%	1.63%
9/30/20	12.25	0.24	0.39	0.63	(0.23)	(0.68)	(0.91)	11.97	5.27%	66,066	0.79%	0.71%	2.02%
9/30/19	13.23	0.26	0.14	0.40	(0.31)	(1.07)	(1.38)	12.25	4.59%	78,974	0.80%	0.71%	2.18%
9/30/18	13.04	0.20	0.63	0.83	(0.40)	(0.24)	(0.64)	13.23	6.47%	87,865	0.79%	0.73%	1.52%

The accompanying notes are an integral part of the financial statements.

129

MassMutual RetireSMARTSM by JPMorgan 2030 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 13.80	$ 0.32	$ (2.49)	$ (2.17)	$ (0.45)	$ (1.16)	$ (1.61)	$ 10.02	(18.08%)	$ 56,717	0.07%	0.04%	2.68%
9/30/21	12.05	0.25	2.14	2.39	(0.36)	(0.28)	(0.64)	13.80	20.27%	65,036	0.06%	0.04%	1.88%
9/30/20	12.51	0.28	0.45	0.73	(0.30)	(0.89)	(1.19)	12.05	5.91%	50,325	0.06%	0.04%	2.41%
9/30/19	13.91	0.32	0.03	0.35	(0.40)	(1.35)	(1.75)	12.51	4.77%	42,529	0.06%	0.04%	2.64%
9/30/18	13.38	0.29	0.78	1.07	(0.49)	(0.05)	(0.54)	13.91	8.11%	20,448	0.05%	0.04%	2.09%
Class R5
9/30/22	$ 13.73	$ 0.32	$ (2.50)	$ (2.18)	$ (0.43)	$ (1.16)	$ (1.59)	$ 9.96	(18.18%)	$ 68,661	0.17%	0.14%	2.69%
9/30/21	11.99	0.25	2.11	2.36	(0.34)	(0.28)	(0.62)	13.73	20.17%	79,905	0.16%	0.14%	1.90%
9/30/20	12.45	0.29	0.43	0.72	(0.29)	(0.89)	(1.18)	11.99	5.84%	72,808	0.16%	0.14%	2.50%
9/30/19	13.87	0.25	0.08	0.33	(0.40)	(1.35)	(1.75)	12.45	4.56%	88,078	0.16%	0.14%	2.03%
9/30/18	13.35	0.31	0.74	1.05	(0.48)	(0.05)	(0.53)	13.87	7.96%	11,359	0.15%	0.14%	2.26%
Service Class
9/30/22	$ 13.82	$ 0.43	$ (2.63)	$ (2.20)	$ (0.42)	$ (1.16)	$ (1.58)	$ 10.04	(18.23%)	$ 15,661	0.27%	0.24%	3.46%
9/30/21	12.06	0.27	2.10	2.37	(0.33)	(0.28)	(0.61)	13.82	20.11%	45,510	0.26%	0.24%	2.03%
9/30/20	12.52	0.24	0.47	0.71	(0.28)	(0.89)	(1.17)	12.06	5.67%	50,072	0.26%	0.24%	2.00%
9/30/19	13.90	0.36	(0.03)aa	0.33	(0.36)	(1.35)	(1.71)	12.52	4.48%	44,334	0.26%	0.24%	2.88%
9/30/18	13.37	0.25	0.79	1.04	(0.46)	(0.05)	(0.51)	13.90	7.88%	115,828	0.25%	0.24%	1.87%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	58%	32%	70%	39%	63%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

130

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 13.77	$ 0.32	$ (2.53)	$ (2.21)	$ (0.40)	$ (1.16)	$ (1.56)	$ 10.00	(18.33%)	$ 48,874	0.37%	0.34%	2.63%
9/30/21	12.03	0.22	2.12	2.34	(0.32)	(0.28)	(0.60)	13.77	19.86%	76,955	0.36%	0.34%	1.68%
9/30/20	12.48	0.28	0.42	0.70	(0.26)	(0.89)	(1.15)	12.03	5.66%	70,563	0.36%	0.34%	2.33%
9/30/19	13.88	0.28	0.03	0.31	(0.36)	(1.35)	(1.71)	12.48	4.38%	106,439	0.36%	0.34%	2.33%
9/30/18	13.35	0.24	0.78	1.02	(0.44)	(0.05)	(0.49)	13.88	7.78%	104,308	0.35%	0.34%	1.79%
Class R4
9/30/22	$ 13.53	$ 0.27	$ (2.46)	$ (2.19)	$ (0.37)	$ (1.16)	$ (1.53)	$ 9.81	(18.47%)	$ 22,702	0.52%	0.49%	2.27%
9/30/21	11.82	0.20	2.08	2.28	(0.29)	(0.28)	(0.57)	13.53	19.74%	33,601	0.51%	0.49%	1.55%
9/30/20	12.29	0.29	0.38	0.67	(0.25)	(0.89)	(1.14)	11.82	5.42%	34,745	0.51%	0.49%	2.50%
9/30/19	13.69	0.27	0.02	0.29	(0.34)	(1.35)	(1.69)	12.29	4.23%	57,900	0.51%	0.49%	2.22%
9/30/18	13.18	0.21	0.78	0.99	(0.43)	(0.05)	(0.48)	13.69	7.62%	68,964	0.50%	0.49%	1.57%
Class A
9/30/22	$ 13.64	$ 0.27	$ (2.50)	$ (2.23)	$ (0.31)	$ (1.16)	$ (1.47)	$ 9.94	(18.55%)	$ 26,417	0.62%	0.59%	2.27%
9/30/21	11.92	0.25	2.05	2.30	(0.30)	(0.28)	(0.58)	13.64	19.67%	37,483	0.61%	0.59%	1.88%
9/30/20	12.39	0.19	0.47	0.66	(0.24)	(0.89)	(1.13)	11.92	5.34%	92,603	0.61%	0.59%	1.66%
9/30/19	13.78	0.23	0.05	0.28	(0.32)	(1.35)	(1.67)	12.39	4.13%	73,893	0.61%	0.59%	1.92%
9/30/18	13.25	0.20	0.78	0.98	(0.40)	(0.05)	(0.45)	13.78	7.52%	75,440	0.60%	0.59%	1.44%
Class R3
9/30/22	$ 13.28	$ 0.24	$ (2.41)	$ (2.17)	$ (0.35)	$ (1.16)	$ (1.51)	$ 9.60	(18.67%)	$ 70,110	0.77%	0.74%	2.05%
9/30/21	11.62	0.18	2.03	2.21	(0.27)	(0.28)	(0.55)	13.28	19.41%	87,304	0.76%	0.74%	1.38%
9/30/20	12.09	0.20	0.43	0.63	(0.21)	(0.89)	(1.10)	11.62	5.21%	89,115	0.76%	0.74%	1.78%
9/30/19	13.50	0.25	0.00[d]	0.25	(0.31)	(1.35)	(1.66)	12.09	3.92%	103,094	0.76%	0.74%	2.08%
9/30/18	13.00	0.18	0.77	0.95	(0.40)	(0.05)	(0.45)	13.50	7.38%	118,905	0.75%	0.74%	1.35%

The accompanying notes are an integral part of the financial statements.

131

MassMutual RetireSMARTSM by JPMorgan 2035 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 14.28	$ 0.31	$ (2.58)	$ (2.27)	$ (0.50)	$ (1.52)	$ (2.02)	$ 9.99	(18.91%)	$ 41,191	0.13%	0.05%	2.56%
9/30/21	12.07	0.21	2.59	2.80	(0.31)	(0.28)	(0.59)	14.28	23.66%	53,885	0.12%	0.05%	1.54%
9/30/20	12.73	0.26	0.48	0.74	(0.30)	(1.10)	(1.40)	12.07	5.75%	42,470	0.12%	0.05%	2.23%
9/30/19	14.18	0.32	(0.09)aa	0.23	(0.41)	(1.27)	(1.68)	12.73	3.77%	33,309	0.12%	0.05%	2.56%
9/30/18	13.77	0.25	0.93	1.18	(0.51)	(0.26)	(0.77)	14.18	8.81%	21,586	0.11%	0.07%	1.83%
Class R5
9/30/22	$ 14.30	$ 0.30	$ (2.59)	$ (2.29)	$ (0.49)	$ (1.52)	$ (2.01)	$ 10.00	(19.03%)	$ 2,624	0.23%	0.15%	2.46%
9/30/21	12.09	0.18	2.61	2.79	(0.30)	(0.28)	(0.58)	14.30	23.52%	3,537	0.22%	0.15%	1.30%
9/30/20	12.75	0.23	0.50	0.73	(0.29)	(1.10)	(1.39)	12.09	5.67%	2,270	0.22%	0.15%	1.91%
9/30/19	14.16	0.05	0.17	0.22	(0.36)	(1.27)	(1.63)	12.75	3.68%	1,801	0.22%	0.15%	0.41%
9/30/18	13.75	0.43	0.73	1.16	(0.49)	(0.26)	(0.75)	14.16	8.68%	132	0.21%	0.18%	3.09%
Service Class
9/30/22	$ 14.47	$ 0.30	$ (2.63)	$ (2.33)	$ (0.47)	$ (1.52)	$ (1.99)	$ 10.15	(19.06%)	$ 6,293	0.33%	0.25%	2.42%
9/30/21	12.23	0.20	2.60	2.80	(0.28)	(0.28)	(0.56)	14.47	23.36%	8,127	0.32%	0.25%	1.43%
9/30/20	12.87	0.23	0.50	0.73	(0.27)	(1.10)	(1.37)	12.23	5.60%	8,234	0.32%	0.25%	1.89%
9/30/19	14.30	0.33	(0.12)aa	0.21	(0.37)	(1.27)	(1.64)	12.87	3.55%	8,093	0.32%	0.25%	2.62%
9/30/18	13.88	0.25	0.91	1.16	(0.48)	(0.26)	(0.74)	14.30	8.59%	12,908	0.31%	0.27%	1.78%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	63%	34%	92%	50%	62%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized (loss) and net change in unrealized appreciation (depreciation) on investments due to the timing of the commencement of operations of the share class in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

132

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 14.39	$ 0.29	$ (2.62)	$ (2.33)	$ (0.46)	$ (1.52)	$ (1.98)	$ 10.08	(19.17%)	$ 20,432	0.43%	0.35%	2.35%
9/30/21	12.16	0.17	2.61	2.78	(0.27)	(0.28)	(0.55)	14.39	23.29%	32,891	0.42%	0.35%	1.24%
9/30/20	12.81	0.22	0.49	0.71	(0.26)	(1.10)	(1.36)	12.16	5.46%	28,848	0.42%	0.35%	1.83%
9/30/19	14.25	0.29	(0.09)aa	0.20	(0.37)	(1.27)	(1.64)	12.81	3.44%	32,361	0.42%	0.35%	2.31%
9/30/18	13.83	0.23	0.92	1.15	(0.47)	(0.26)	(0.73)	14.25	8.53%	33,416	0.41%	0.37%	1.63%
Class R4
9/30/22	$ 14.16	$ 0.25	$ (2.56)	$ (2.31)	$ (0.43)	$ (1.52)	$ (1.95)	$ 9.90	(19.29%)	$ 18,897	0.58%	0.50%	2.02%
9/30/21	11.97	0.17	2.54	2.71	(0.24)	(0.28)	(0.52)	14.16	23.08%	24,087	0.57%	0.50%	1.22%
9/30/20	12.63	0.30	0.38	0.68	(0.24)	(1.10)	(1.34)	11.97	5.30%	24,244	0.57%	0.50%	2.47%
9/30/19	14.06	0.27	(0.09)aa	0.18	(0.34)	(1.27)	(1.61)	12.63	3.37%	49,044	0.57%	0.50%	2.17%
9/30/18	13.67	0.19	0.91	1.10	(0.45)	(0.26)	(0.71)	14.06	8.28%	56,342	0.56%	0.52%	1.40%
Class A
9/30/22	$ 14.21	$ 0.27	$ (2.62)	$ (2.35)	$ (0.31)	$ (1.52)	$ (1.83)	$ 10.03	(19.34%)	$ 7,392	0.68%	0.60%	2.16%
9/30/21	12.03	0.19	2.52	2.71	(0.25)	(0.28)	(0.53)	14.21	22.92%	13,939	0.67%	0.60%	1.42%
9/30/20	12.69	0.17	0.51	0.68	(0.24)	(1.10)	(1.34)	12.03	5.26%	42,080	0.67%	0.60%	1.48%
9/30/19	14.12	0.22	(0.05)aa	0.17	(0.33)	(1.27)	(1.60)	12.69	3.21%	34,479	0.67%	0.60%	1.74%
9/30/18	13.70	0.17	0.93	1.10	(0.42)	(0.26)	(0.68)	14.12	8.23%	33,548	0.66%	0.62%	1.25%
Class R3
9/30/22	$ 14.10	$ 0.22	$ (2.55)	$ (2.33)	$ (0.40)	$ (1.52)	$ (1.92)	$ 9.85	(19.50%)	$ 41,463	0.83%	0.75%	1.85%
9/30/21	11.93	0.14	2.53	2.67	(0.22)	(0.28)	(0.50)	14.10	22.76%	53,677	0.82%	0.75%	1.02%
9/30/20	12.58	0.18	0.48	0.66	(0.21)	(1.10)	(1.31)	11.93	5.12%	54,970	0.82%	0.75%	1.51%
9/30/19	14.02	0.24	(0.10)aa	0.14	(0.31)	(1.27)	(1.58)	12.58	2.99%	61,925	0.82%	0.75%	1.95%
9/30/18	13.62	0.17	0.90	1.07	(0.41)	(0.26)	(0.67)	14.02	8.08%	69,914	0.81%	0.77%	1.26%

The accompanying notes are an integral part of the financial statements.

133

MassMutual RetireSMARTSM by JPMorgan 2040 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 14.28	$ 0.27	$ (2.60)	$ (2.33)	$ (0.49)	$ (1.48)	$ (1.97)	$ 9.98	(19.31%)	$ 46,252	0.09%	0.04%	2.25%
9/30/21	11.54	0.19	2.81	3.00	(0.26)	—	(0.26)	14.28	26.26%	51,708	0.08%	0.04%	1.36%
9/30/20	12.19	0.23	0.47	0.70	(0.27)	(1.08)	(1.35)	11.54	5.59%	38,583	0.09%	0.04%	2.06%
9/30/19	13.81	0.28	(0.16)aa	0.12	(0.39)	(1.35)	(1.74)	12.19	3.22%	28,872	0.09%	0.04%	2.32%
9/30/18	13.23	0.27	0.92	1.19	(0.49)	(0.12)	(0.61)	13.81	9.19%	12,676	0.08%	0.05%	2.00%
Class R5
9/30/22	$ 14.26	$ 0.27	$ (2.60)	$ (2.33)	$ (0.48)	$ (1.48)	$ (1.96)	$ 9.97	(19.36%)	$ 47,871	0.19%	0.14%	2.19%
9/30/21	11.53	0.18	2.80	2.98	(0.25)	—	(0.25)	14.26	26.08%	62,894	0.18%	0.14%	1.35%
9/30/20	12.18	0.24	0.45	0.69	(0.26)	(1.08)	(1.34)	11.53	5.51%	51,048	0.19%	0.14%	2.15%
9/30/19	13.80	0.22	(0.11)aa	0.11	(0.38)	(1.35)	(1.73)	12.18	3.14%	63,062	0.19%	0.14%	1.84%
9/30/18	13.22	0.26	0.92	1.18	(0.48)	(0.12)	(0.60)	13.80	9.10%	10,301	0.18%	0.15%	1.94%
Service Class
9/30/22	$ 14.33	$ 0.34	$ (2.71)	$ (2.37)	$ (0.46)	$ (1.48)	$ (1.94)	$ 10.02	(19.49%)	$ 11,683	0.29%	0.24%	2.72%
9/30/21	11.58	0.18	2.81	2.99	(0.24)	—	(0.24)	14.33	26.04%	27,788	0.28%	0.24%	1.31%
9/30/20	12.23	0.19	0.48	0.67	(0.24)	(1.08)	(1.32)	11.58	5.32%	25,091	0.29%	0.24%	1.67%
9/30/19	13.81	0.34	(0.23)aa	0.11	(0.34)	(1.35)	(1.69)	12.23	3.08%	22,042	0.29%	0.24%	2.77%
9/30/18	13.23	0.23	0.93	1.16	(0.46)	(0.12)	(0.58)	13.81	8.95%	68,297	0.28%	0.25%	1.71%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	61%	33%	89%	40%	59%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

134

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 14.24	$ 0.27	$ (2.63)	$ (2.36)	$ (0.45)	$ (1.48)	$ (1.93)	$ 9.95	(19.56%)	$ 43,754	0.39%	0.34%	2.22%
9/30/21	11.51	0.15	2.81	2.96	(0.23)	—	(0.23)	14.24	25.89%	65,351	0.38%	0.34%	1.08%
9/30/20	12.17	0.23	0.42	0.65	(0.23)	(1.08)	(1.31)	11.51	5.18%	52,611	0.39%	0.34%	1.99%
9/30/19	13.77	0.26	(0.16)aa	0.10	(0.35)	(1.35)	(1.70)	12.17	2.99%	75,729	0.39%	0.34%	2.20%
9/30/18	13.19	0.22	0.92	1.14	(0.44)	(0.12)	(0.56)	13.77	8.86%	73,290	0.38%	0.35%	1.66%
Class R4
9/30/22	$ 13.97	$ 0.23	$ (2.56)	$ (2.33)	$ (0.42)	$ (1.48)	$ (1.90)	$ 9.74	(19.70%)	$ 15,650	0.54%	0.49%	1.87%
9/30/21	11.29	0.14	2.74	2.88	(0.20)	—	(0.20)	13.97	25.69%	21,449	0.53%	0.49%	1.07%
9/30/20	11.96	0.24	0.38	0.62	(0.21)	(1.08)	(1.29)	11.29	5.04%	24,740	0.54%	0.49%	2.15%
9/30/19	13.56	0.24	(0.16)aa	0.08	(0.33)	(1.35)	(1.68)	11.96	2.84%	43,641	0.54%	0.49%	2.05%
9/30/18	13.01	0.19	0.91	1.10	(0.43)	(0.12)	(0.55)	13.56	8.63%	46,980	0.53%	0.50%	1.40%
Class A
9/30/22	$ 14.10	$ 0.24	$ (2.62)	$ (2.38)	$ (0.35)	$ (1.48)	$ (1.83)	$ 9.89	(19.73%)	$ 15,262	0.64%	0.59%	1.93%
9/30/21	11.41	0.15	2.74	2.89	(0.20)	—	(0.20)	14.10	25.54%	25,723	0.63%	0.59%	1.13%
9/30/20	12.07	0.15	0.48	0.63	(0.21)	(1.08)	(1.29)	11.41	5.03%	49,795	0.64%	0.59%	1.34%
9/30/19	13.66	0.20	(0.14)aa	0.06	(0.30)	(1.35)	(1.65)	12.07	2.68%	42,006	0.64%	0.59%	1.71%
9/30/18	13.09	0.18	0.92	1.10	(0.41)	(0.12)	(0.53)	13.66	8.54%	44,233	0.63%	0.60%	1.34%
Class R3
9/30/22	$ 13.70	$ 0.19	$ (2.50)	$ (2.31)	$ (0.39)	$ (1.48)	$ (1.87)	$ 9.52	(19.88%)	$ 43,439	0.79%	0.74%	1.64%
9/30/21	11.09	0.11	2.68	2.79	(0.18)	—	(0.18)	13.70	25.36%	52,607	0.78%	0.74%	0.85%
9/30/20	11.75	0.15	0.45	0.60	(0.18)	(1.08)	(1.26)	11.09	4.92%	54,015	0.79%	0.74%	1.34%
9/30/19	13.36	0.21	(0.18)aa	0.03	(0.29)	(1.35)	(1.64)	11.75	2.48%	59,312	0.79%	0.74%	1.85%
9/30/18	12.82	0.16	0.90	1.06	(0.40)	(0.12)	(0.52)	13.36	8.44%	64,385	0.78%	0.75%	1.19%

The accompanying notes are an integral part of the financial statements.

135

MassMutual RetireSMARTSM by JPMorgan 2045 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 14.76	$ 0.27	$ (2.59)	$ (2.32)	$ (0.53)	$ (1.94)	$ (2.47)	$ 9.97	(19.49%)	$ 26,481	0.18%	0.02%	2.15%
9/30/21	11.96	0.17	3.18	3.35	(0.24)	(0.31)	(0.55)	14.76	28.57%	30,290	0.16%	0.02%	1.24%
9/30/20	12.75	0.24	0.48	0.72	(0.29)	(1.22)	(1.51)	11.96	5.41%	21,522	0.18%	0.02%	2.04%
9/30/19	14.41	0.29	(0.18)aa	0.11	(0.39)	(1.38)	(1.77)	12.75	3.08%	19,099	0.18%	0.02%	2.32%
9/30/18	13.88	0.21	1.06	1.27	(0.51)	(0.23)	(0.74)	14.41	9.38%	9,650	0.18%	0.03%	1.51%
Class R5
9/30/22	$ 14.76	$ 0.25	$ (2.59)	$ (2.34)	$ (0.51)	$ (1.94)	$ (2.45)	$ 9.97	(19.57%)	$ 1,199	0.28%	0.12%	2.01%
9/30/21	11.96	0.17	3.17	3.34	(0.23)	(0.31)	(0.54)	14.76	28.46%	1,327	0.26%	0.12%	1.17%
9/30/20	12.76	0.20	0.50	0.70	(0.28)	(1.22)	(1.50)	11.96	5.25%	935	0.28%	0.12%	1.70%
9/30/19	14.41	0.12	(0.02)aa	0.10	(0.37)	(1.38)	(1.75)	12.76	3.02%	750	0.28%	0.12%	0.92%
9/30/18	13.88	0.33	0.92	1.25	(0.49)	(0.23)	(0.72)	14.41	9.24%	147	0.28%	0.14%	2.33%
Service Class
9/30/22	$ 14.77	$ 0.29	$ (2.66)	$ (2.37)	$ (0.49)	$ (1.94)	$ (2.43)	$ 9.97	(19.74%)	$ 3,251	0.38%	0.22%	2.32%
9/30/21	11.97	0.16	3.17	3.33	(0.22)	(0.31)	(0.53)	14.77	28.30%	4,642	0.36%	0.22%	1.14%
9/30/20	12.75	0.20	0.48	0.68	(0.24)	(1.22)	(1.46)	11.97	5.15%	4,391	0.38%	0.22%	1.69%
9/30/19	14.39	0.32	(0.23)aa	0.09	(0.35)	(1.38)	(1.73)	12.75	2.92%	3,874	0.38%	0.22%	2.58%
9/30/18	13.86	0.23	1.01	1.24	(0.48)	(0.23)	(0.71)	14.39	9.19%	9,964	0.38%	0.24%	1.66%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	63%	34%	95%	46%	58%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

136

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 14.67	$ 0.25	$ (2.60)	$ (2.35)	$ (0.48)	$ (1.94)	$ (2.42)	$ 9.90	(19.76%)	$ 17,419	0.48%	0.32%	1.99%
9/30/21	11.90	0.12	3.17	3.29	(0.21)	(0.31)	(0.52)	14.67	28.11%	26,780	0.46%	0.32%	0.87%
9/30/20	12.69	0.19	0.49	0.68	(0.25)	(1.22)	(1.47)	11.90	5.12%	19,671	0.48%	0.32%	1.59%
9/30/19	14.35	0.26	(0.19)aa	0.07	(0.35)	(1.38)	(1.73)	12.69	2.72%	21,597	0.48%	0.32%	2.12%
9/30/18	13.82	0.22	1.01	1.23	(0.47)	(0.23)	(0.70)	14.35	9.12%	18,549	0.48%	0.34%	1.54%
Class R4
9/30/22	$ 14.42	$ 0.20	$ (2.53)	$ (2.33)	$ (0.45)	$ (1.94)	$ (2.39)	$ 9.70	(19.92%)	$ 15,864	0.63%	0.47%	1.67%
9/30/21	11.70	0.12	3.10	3.22	(0.19)	(0.31)	(0.50)	14.42	27.98%	19,388	0.61%	0.47%	0.90%
9/30/20	12.51	0.24	0.40	0.64	(0.23)	(1.22)	(1.45)	11.70	4.89%	18,225	0.63%	0.47%	2.04%
9/30/19	14.15	0.24	(0.18)aa	0.06	(0.32)	(1.38)	(1.70)	12.51	2.68%	29,963	0.63%	0.47%	1.93%
9/30/18	13.65	0.20	0.98	1.18	(0.45)	(0.23)	(0.68)	14.15	8.86%	30,899	0.63%	0.49%	1.42%
Class A
9/30/22	$ 14.50	$ 0.20	$ (2.58)	$ (2.38)	$ (0.32)	$ (1.94)	$ (2.26)	$ 9.86	(19.94%)	$ 6,267	0.73%	0.57%	1.60%
9/30/21	11.77	0.14	3.09	3.23	(0.19)	(0.31)	(0.50)	14.50	27.88%	11,723	0.71%	0.57%	1.04%
9/30/20	12.58	0.14	0.49	0.63	(0.22)	(1.22)	(1.44)	11.77	4.79%	28,190	0.73%	0.57%	1.18%
9/30/19	14.22	0.20	(0.15)aa	0.05	(0.31)	(1.38)	(1.69)	12.58	2.54%	19,901	0.73%	0.57%	1.61%
9/30/18	13.70	0.18	0.99	1.17	(0.42)	(0.23)	(0.65)	14.22	8.77%	19,675	0.74%	0.59%	1.25%
Class R3
9/30/22	$ 14.36	0.18	$ (2.53)	$ (2.35)	$ (0.41)	$ (1.94)	$ (2.35)	$ 9.66	(20.09%)	$ 30,594	0.88%	0.72%	1.50%
9/30/21	11.66	0.10	3.06	3.16	(0.15)	(0.31)	(0.46)	14.36	27.59%	40,009	0.86%	0.72%	0.72%
9/30/20	12.47	0.14	0.47	0.61	(0.20)	(1.22)	(1.42)	11.66	4.62%	42,710	0.88%	0.72%	1.25%
9/30/19	14.11	0.22	(0.19)aa	0.03	(0.29)	(1.38)	(1.67)	12.47	2.41%	46,767	0.88%	0.72%	1.82%
9/30/18	13.61	0.16	0.99	1.15	(0.42)	(0.23)	(0.65)	14.11	8.62%	49,481	0.88%	0.74%	1.19%

The accompanying notes are an integral part of the financial statements.

137

MassMutual RetireSMARTSM by JPMorgan 2050 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 10.46	$ 0.19	$ (1.91)	$ (1.72)	$ (0.36)	$ (1.10)	$ (1.46)	$ 7.28	(19.60%)	$ 26,439	0.12%	0.02%	2.08%
9/30/21	8.31	0.12	2.23	2.35	(0.17)	(0.03)	(0.20)	10.46	28.53%	26,674	0.12%	0.02%	1.21%
9/30/20	8.80	0.16	0.33	0.49	(0.19)	(0.79)	(0.98)	8.31	5.29%	18,528	0.13%	0.02%	2.02%
9/30/19	10.18	0.20	(0.15)aa	0.05	(0.28)	(1.15)	(1.43)	8.80	3.10%	15,050	0.14%	0.02%	2.27%
9/30/18	9.77	0.18	0.77	0.95	(0.36)	(0.18)	(0.54)	10.18	10.02%	5,973	0.14%	0.04%	1.82%
Class R5
9/30/22	$ 10.44	$ 0.18	$ (1.91)	$ (1.73)	$ (0.35)	$ (1.10)	$ (1.45)	$ 7.26	(19.73%)	$ 41,662	0.22%	0.12%	2.04%
9/30/21	8.29	0.13	2.21	2.34	(0.16)	(0.03)	(0.19)	10.44	28.49%	50,534	0.22%	0.12%	1.31%
9/30/20	8.78	0.16	0.32	0.48	(0.18)	(0.79)	(0.97)	8.29	5.20%	42,985	0.23%	0.12%	1.93%
9/30/19	10.16	0.17	(0.13)aa	0.04	(0.27)	(1.15)	(1.42)	8.78	3.03%	45,022	0.24%	0.12%	1.94%
9/30/18	9.76	0.18	0.75	0.93	(0.35)	(0.18)	(0.53)	10.16	9.83%	5,701	0.24%	0.14%	1.78%
Service Class
9/30/22	$ 10.50	$ 0.22	$ (1.97)	$ (1.75)	$ (0.34)	$ (1.10)	$ (1.44)	$ 7.31	(19.78%)	$ 4,478	0.32%	0.22%	2.39%
9/30/21	8.34	0.12	2.23	2.35	(0.16)	(0.03)	(0.19)	10.50	28.34%	12,565	0.32%	0.22%	1.19%
9/30/20	8.82	0.13	0.34	0.47	(0.16)	(0.79)	(0.95)	8.34	5.13%	10,119	0.33%	0.22%	1.59%
9/30/19	10.17	0.24	(0.20)aa	0.04	(0.24)	(1.15)	(1.39)	8.82	2.92%	8,399	0.34%	0.22%	2.73%
9/30/18	9.76	0.15	0.78	0.93	(0.34)	(0.18)	(0.52)	10.17	9.81%	41,405	0.34%	0.24%	1.55%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	60%	36%	92%	40%	65%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

138

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 10.45	$ 0.18	$ (1.93)	$ (1.75)	$ (0.33)	$ (1.10)	$ (1.43)	$ 7.27	(19.88%)	$ 34,706	0.42%	0.32%	1.95%
9/30/21	8.30	0.09	2.23	2.32	(0.14)	(0.03)	(0.17)	10.45	28.20%	46,558	0.42%	0.32%	0.91%
9/30/20	8.79	0.16	0.30	0.46	(0.16)	(0.79)	(0.95)	8.30	4.98%	34,367	0.43%	0.32%	1.97%
9/30/19	10.16	0.18	(0.15)aa	0.03	(0.25)	(1.15)	(1.40)	8.79	2.84%	52,850	0.44%	0.32%	2.06%
9/30/18	9.75	0.15	0.77	0.92	(0.33)	(0.18)	(0.51)	10.16	9.72%	44,569	0.44%	0.34%	1.47%
Class R4
9/30/22	$ 10.29	$ 0.15	$ (1.88)	$ (1.73)	$ (0.31)	$ (1.10)	$ (1.41)	$ 7.15	(19.97%)	$ 12,419	0.57%	0.47%	1.72%
9/30/21	8.18	0.08	2.19	2.27	(0.13)	(0.03)	(0.16)	10.29	27.93%	16,268	0.57%	0.47%	0.86%
9/30/20	8.68	0.16	0.28	0.44	(0.15)	(0.79)	(0.94)	8.18	4.78%	15,258	0.58%	0.47%	1.93%
9/30/19	10.05	0.16	(0.15)aa	0.01	(0.23)	(1.15)	(1.38)	8.68	2.66%	23,206	0.59%	0.47%	1.91%
9/30/18	9.65	0.13	0.77	0.90	(0.32)	(0.18)	(0.50)	10.05	9.56%	22,706	0.59%	0.49%	1.37%
Class A
9/30/22	$ 10.35	$ 0.15	$ (1.91)	$ (1.76)	$ (0.26)	$ (1.10)	$ (1.36)	$ 7.23	(20.08%)	$ 8,582	0.67%	0.57%	1.67%
9/30/21	8.23	0.10	2.18	2.28	(0.13)	(0.03)	(0.16)	10.35	27.87%	14,761	0.67%	0.57%	1.00%
9/30/20	8.72	0.10	0.34	0.44	(0.14)	(0.79)	(0.93)	8.23	4.81%	26,813	0.68%	0.57%	1.22%
9/30/19	10.08	0.15	(0.14)aa	0.01	(0.22)	(1.15)	(1.37)	8.72	2.54%	21,195	0.69%	0.57%	1.70%
9/30/18	9.68	0.12	0.76	0.88	(0.30)	(0.18)	(0.48)	10.08	9.34%	20,721	0.69%	0.59%	1.25%
Class R3
9/30/22	$ 10.20	$ 0.13	$ (1.87)	$ (1.74)	$ (0.29)	$ (1.10)	$ (1.39)	$ 7.07	(20.23%)	$ 28,557	0.82%	0.72%	1.47%
9/30/21	8.11	0.07	2.16	2.23	(0.11)	(0.03)	(0.14)	10.20	27.70%	34,349	0.82%	0.72%	0.71%
9/30/20	8.60	0.10	0.32	0.42	(0.12)	(0.79)	(0.91)	8.11	4.59%	32,608	0.83%	0.72%	1.23%
9/30/19	9.96	0.16	(0.16)aa	0.00[d]	(0.21)	(1.15)	(1.36)	8.60	2.44%	34,061	0.84%	0.72%	1.86%
9/30/18	9.57	0.11	0.76	0.87	(0.30)	(0.18)	(0.48)	9.96	9.28%	39,324	0.84%	0.74%	1.13%

The accompanying notes are an integral part of the financial statements.

139

MassMutual RetireSMARTSM by JPMorgan 2055 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 12.33	$ 0.23	$ (2.26)	$ (2.03)	$ (0.44)	$ (1.27)	$ (1.71)	$ 8.59	(19.58%)	$ 12,871	0.34%	0.00%	2.15%
9/30/21	10.15	0.14	2.67	2.81	(0.21)	(0.42)	(0.63)	12.33	28.46%	13,996	0.33%	0.00%	1.20%
9/30/20	10.73	0.21	0.40	0.61	(0.23)	(0.96)	(1.19)	10.15	5.43%	9,429	0.39%	0.00%	2.09%
9/30/19	12.04	0.24	(0.13)aa	0.11	(0.33)	(1.09)	(1.42)	10.73	3.15%	7,761	0.41%	0.00%	2.31%
9/30/18	11.71	0.19	0.94	1.13	(0.44)	(0.36)	(0.80)	12.04	9.97%	3,804	0.49%	0.02%	1.61%
Class R5
9/30/22	$ 12.33	$ 0.21	$ (2.26)	$ (2.05)	$ (0.42)	$ (1.27)	$ (1.69)	$ 8.59	(19.69%)	$ 877	0.44%	0.10%	1.97%
9/30/21	10.15	0.10	2.70	2.80	(0.20)	(0.42)	(0.62)	12.33	28.35%	1,523	0.43%	0.10%	0.79%
9/30/20	10.73	0.17	0.43	0.60	(0.22)	(0.96)	(1.18)	10.15	5.34%	643	0.49%	0.10%	1.72%
9/30/19	12.04	0.17	(0.08)aa	0.09	(0.31)	(1.09)	(1.40)	10.73	3.02%	534	0.51%	0.10%	1.61%
9/30/18	11.71	0.15	0.96	1.11	(0.42)	(0.36)	(0.78)	12.04	9.84%	231	0.59%	0.11%	1.24%
Service Class
9/30/22	$ 12.38	$ 0.23	$ (2.31)	$ (2.08)	$ (0.41)	$ (1.27)	$ (1.68)	$ 8.62	(19.85%)	$ 2,666	0.54%	0.20%	2.12%
9/30/21	10.18	0.13	2.68	2.81	(0.19)	(0.42)	(0.61)	12.38	28.34%	3,260	0.53%	0.20%	1.11%
9/30/20	10.75	0.18	0.40	0.58	(0.19)	(0.96)	(1.15)	10.18	5.15%	2,498	0.59%	0.20%	1.77%
9/30/19	12.05	0.28	(0.19)aa	0.09	(0.30)	(1.09)	(1.39)	10.75	2.99%	2,291	0.61%	0.20%	2.63%
9/30/18	11.72	0.18	0.93	1.11	(0.42)	(0.36)	(0.78)	12.05	9.78%	5,512	0.69%	0.22%	1.55%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	64%	38%	89%	50%	62%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

140

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 12.28	$ 0.20	$ (2.27)	$ (2.07)	$ (0.40)	$ (1.27)	$ (1.67)	$ 8.54	(19.92%)	$ 8,852	0.64%	0.30%	1.87%
9/30/21	10.11	0.10	2.67	2.77	(0.18)	(0.42)	(0.60)	12.28	28.13%	10,954	0.63%	0.30%	0.85%
9/30/20	10.69	0.16	0.42	0.58	(0.20)	(0.96)	(1.16)	10.11	5.13%	7,482	0.69%	0.30%	1.61%
9/30/19	12.00	0.21	(0.14)aa	0.07	(0.29)	(1.09)	(1.38)	10.69	2.79%	8,364	0.71%	0.30%	1.98%
9/30/18	11.67	0.18	0.92	1.10	(0.41)	(0.36)	(0.77)	12.00	9.73%	6,286	0.79%	0.32%	1.52%
Class R4
9/30/22	$ 12.20	$ 0.19	$ (2.25)	$ (2.06)	$ (0.38)	$ (1.27)	$ (1.65)	$ 8.49	(19.98%)	$ 5,976	0.79%	0.45%	1.76%
9/30/21	10.04	0.11	2.63	2.74	(0.16)	(0.42)	(0.58)	12.20	28.02%	7,822	0.78%	0.45%	0.92%
9/30/20	10.64	0.22	0.33	0.55	(0.19)	(0.96)	(1.15)	10.04	4.85%	6,887	0.84%	0.45%	2.20%
9/30/19	11.94	0.21	(0.14)aa	0.07	(0.28)	(1.09)	(1.37)	10.64	2.75%	12,251	0.86%	0.45%	2.02%
9/30/18	11.62	0.14	0.93	1.07	(0.39)	(0.36)	(0.75)	11.94	9.50%	11,111	0.94%	0.47%	1.19%
Class A
9/30/22	$ 12.23	$ 0.14	$ (2.26)	$ (2.12)	$ (0.17)	$ (1.27)	$ (1.44)	$ 8.67	(19.98%)	$ 1,265	0.89%	0.55%	1.27%
9/30/21	10.08	0.11	2.62	2.73	(0.16)	(0.42)	(0.58)	12.23	27.80%	6,298	0.88%	0.55%	0.96%
9/30/20	10.67	0.13	0.42	0.55	(0.18)	(0.96)	(1.14)	10.08	4.83%	10,137	0.94%	0.55%	1.29%
9/30/19	11.97	0.16	(0.11)aa	0.05	(0.26)	(1.09)	(1.35)	10.67	2.55%	7,587	0.96%	0.55%	1.57%
9/30/18	11.64	0.12	0.94	1.06	(0.37)	(0.36)	(0.73)	11.97	9.41%	7,070	1.04%	0.57%	1.02%
Class R3
9/30/22	$ 12.12	$ 0.15	$ (2.23)	$ (2.08)	$ (0.35)	$ (1.27)	$ (1.62)	$ 8.42	(20.23%)	$ 20,114	1.04%	0.70%	1.46%
9/30/21	9.99	0.09	2.60	2.69	(0.14)	(0.42)	(0.56)	12.12	27.60%	23,885	1.03%	0.70%	0.76%
9/30/20	10.58	0.11	0.42	0.53	(0.16)	(0.96)	(1.12)	9.99	4.69%	24,149	1.09%	0.70%	1.17%
9/30/19	11.88	0.19	(0.15)aa	0.04	(0.25)	(1.09)	(1.34)	10.58	2.44%	22,185	1.11%	0.70%	1.79%
9/30/18	11.57	0.13	0.90	1.03	(0.36)	(0.36)	(0.72)	11.88	9.22%	21,236	1.19%	0.72%	1.10%

The accompanying notes are an integral part of the financial statements.

141

MassMutual RetireSMARTSM by JPMorgan 2060 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 12.03	$ 0.24	$ (2.27)	$ (2.03)	$ (0.41)	$ (1.05)	$ (1.46)	$ 8.54	(19.60%)	$ 11,505	0.95%	0.00%	2.31%
9/30/21	9.91	0.15	2.59	2.74	(0.20)	(0.42)	(0.62)	12.03	28.43%	14,808	1.07%	0.00%	1.29%
9/30/20	10.53	0.20	0.39	0.59	(0.23)	(0.98)	(1.21)	9.91	5.39%	10,758	1.32%	0.00%	2.06%
9/30/19	11.92	0.28	(0.19)	0.09	(0.32)	(1.16)	(1.48)	10.53	3.15%	10,904	1.57%	0.00%	2.70%
9/30/18	11.40	0.22	0.89	1.11	(0.39)	(0.20)	(0.59)	11.92	10.03%	11,994	1.68%	0.02%	1.90%
Class R5
9/30/22	$ 12.00	$ 0.22	$ (2.26)	$ (2.04)	$ (0.37)	$ (1.05)	$ (1.42)	$ 8.54	(19.72%)	$ 194	1.05%	0.10%	2.05%
9/30/21	9.89	0.13	2.59	2.72	(0.19)	(0.42)	(0.61)	12.00	28.27%	1,352	1.17%	0.10%	1.12%
9/30/20	10.51	0.25	0.33	0.58	(0.22)	(0.98)	(1.20)	9.89	5.33%	764	1.42%	0.10%	2.51%
9/30/19	11.91	0.10	(0.03)	0.07	(0.31)	(1.16)	(1.47)	10.51	2.96%	1,257	1.67%	0.10%	1.01%
9/30/18	11.39	0.13	0.97	1.10	(0.38)	(0.20)	(0.58)	11.91	9.94%	319	1.78%	0.11%	1.09%
Service Class
9/30/22	$ 11.97	$ 0.21	$ (2.24)	$ (2.03)	$ (0.40)	$ (1.05)	$ (1.45)	$ 8.49	(19.75%)	$ 1,215	1.15%	0.20%	1.97%
9/30/21	9.87	0.12	2.58	2.70	(0.18)	(0.42)	(0.60)	11.97	28.15%	2,047	1.27%	0.21%	1.03%
9/30/20	10.49	0.12	0.45	0.57	(0.21)	(0.98)	(1.19)	9.87	5.23%	1,453	1.52%	0.20%	1.20%
9/30/19	11.90	0.32	(0.27)	0.05	(0.30)	(1.16)	(1.46)	10.49	2.79%	529	1.77%	0.20%	3.10%
9/30/18	11.38	0.12	0.98	1.10	(0.38)	(0.20)	(0.58)	11.90	9.88%	668	1.88%	0.21%	1.01%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	78%	38%	77%	51%	58%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

142

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 11.95	$ 0.19	$ (2.25)	$ (2.06)	$ (0.38)	$ (1.05)	$ (1.43)	$ 8.46	(19.96%)	$ 1,788	1.25%	0.30%	1.81%
9/30/21	9.85	0.09	2.60	2.69	(0.17)	(0.42)	(0.59)	11.95	28.08%	2,210	1.37%	0.33%	0.79%
9/30/20	10.48	0.12	0.43	0.55	(0.20)	(0.98)	(1.18)	9.85	5.07%	1,304	1.62%	0.30%	1.29%
9/30/19	11.87	0.20	(0.15)	0.05	(0.28)	(1.16)	(1.44)	10.48	2.81%	665	1.87%	0.30%	1.97%
9/30/18	11.36	0.17	0.91	1.08	(0.37)	(0.20)	(0.57)	11.87	9.71%	448	1.98%	0.32%	1.47%
Class R4
9/30/22	$ 11.94	$ 0.18	$ (2.25)	$ (2.07)	$ (0.36)	$ (1.05)	$ (1.41)	$ 8.46	(20.02%)	$ 923	1.40%	0.45%	1.74%
9/30/21	9.85	0.11	2.57	2.68	(0.17)	(0.42)	(0.59)	11.94	27.90%	1,019	1.52%	0.45%	0.92%
9/30/20	10.47	0.12	0.42	0.54	(0.18)	(0.98)	(1.16)	9.85	4.97%	769	1.77%	0.45%	1.26%
9/30/19	11.87	0.14	(0.11)	0.03	(0.27)	(1.16)	(1.43)	10.47	2.60%	374	2.02%	0.45%	1.36%
9/30/18	11.36	0.14	0.92	1.06	(0.35)	(0.20)	(0.55)	11.87	9.58%	255	2.13%	0.47%	1.24%
Class A
9/30/22	$ 11.89	$ 0.20	$ (2.28)	$ (2.08)	$ (0.28)	$ (1.05)	$ (1.33)	$ 8.48	(20.10%)	$ 329	1.50%	0.55%	1.86%
9/30/21	9.83	0.12	2.52	2.64	(0.16)	(0.42)	(0.58)	11.89	27.59%	613	1.62%	0.59%	1.04%
9/30/20	10.46	0.07	0.46	0.53	(0.18)	(0.98)	(1.16)	9.83	4.89%	1,190	1.87%	0.55%	0.74%
9/30/19	11.86	0.19	(0.17)	0.02	(0.26)	(1.16)	(1.42)	10.46	2.50%	437	2.12%	0.55%	1.84%
9/30/18	11.35	0.10	0.95	1.05	(0.34)	(0.20)	(0.54)	11.86	9.47%	304	2.23%	0.56%	0.89%
Class R3
9/30/22	$ 11.87	$ 0.14	$ (2.22)	$ (2.08)	$ (0.32)	$ (1.05)	$ (1.37)	$ 8.42	(20.18%)	$ 1,343	1.65%	0.70%	1.34%
9/30/21	9.80	0.12	2.51	2.63	(0.14)	(0.42)	(0.56)	11.87	27.53%	1,510	1.77%	0.70%	1.03%
9/30/20	10.41	0.08	0.43	0.51	(0.14)	(0.98)	(1.12)	9.80	4.66%	1,885	2.02%	0.70%	0.89%
9/30/19	11.80	0.14	(0.12)	0.02	(0.25)	(1.16)	(1.41)	10.41	2.49%	1,096	2.27%	0.70%	1.38%
9/30/18	11.32	0.08	0.94	1.02	(0.34)	(0.20)	(0.54)	11.80	9.20%	800	2.38%	0.72%	0.73%

The accompanying notes are an integral part of the financial statements.

143

MassMutual Select T. Rowe Price Retirement Balanced Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 17.72	$ 0.46	$ (2.83)	$ (2.37)	$ (0.65)	$ (1.08)	$ (1.73)	$ 13.62	(14.93%)	$ 20,187	0.40%	0.27%	2.90%
9/30/21	16.19	0.25	2.00	2.25	(0.36)	(0.36)	(0.72)	17.72	14.19%	25,173	0.40%	0.27%	1.42%
9/30/20	15.46	0.31	0.91	1.22	(0.38)	(0.11)	(0.49)	16.19	8.01%	18,598	0.19%	0.06%	2.03%
9/30/19	15.22	0.29	0.44	0.73	(0.36)	(0.13)	(0.49)	15.46	5.24%	14,363	0.27%	0.01%	1.94%
9/30/18[g]	15.00	0.02	0.20	0.22	—	—	—	15.22	1.47%[b]	5,429	0.41%[a]	0.00%[a]	0.25%[a]
Class M5
9/30/22	$ 17.73	$ 0.42	$ (2.83)	$ (2.41)	$ (0.61)	$ (1.08)	$ (1.69)	$ 13.63	(15.09%)	$ 126,517	0.55%	0.42%	2.66%
9/30/21	16.20	0.23	2.00	2.23	(0.34)	(0.36)	(0.70)	17.73	14.02%	152,253	0.55%	0.42%	1.30%
9/30/20	15.48	0.34	0.85	1.19	(0.36)	(0.11)	(0.47)	16.20	7.85%	126,059	0.33%	0.20%	2.17%
9/30/19	15.21	0.08	0.64	0.72	(0.32)	(0.13)	(0.45)	15.48	5.11%	118,872	0.42%	0.16%	0.53%
9/30/18[g]	15.00	0.01	0.20	0.21	—	—	—	15.21	1.40%[b]	9,189	0.56%[a]	0.15%[a]	0.09%[a]
Class M4
9/30/22	$ 17.66	$ 0.40	$ (2.85)	$ (2.45)	$ (0.48)	$ (1.08)	$ (1.56)	$ 13.65	(15.28%)	$ 7,314	0.80%	0.67%	2.50%
9/30/21	16.13	0.22	1.97	2.19	(0.30)	(0.36)	(0.66)	17.66	13.80%	14,092	0.80%	0.67%	1.27%
9/30/20	15.42	0.30	0.84	1.14	(0.32)	(0.11)	(0.43)	16.13	7.52%	19,598	0.58%	0.45%	1.94%
9/30/19	15.18	0.27	0.41	0.68	(0.31)	(0.13)	(0.44)	15.42	4.85%	17,961	0.67%	0.40%	1.79%
9/30/18[g]	15.00	(0.02)	0.20	0.18	—	—	—	15.18	1.20%[b]	14,251	0.81%[a]	0.40%[a]	(0.16%)[a]
Class M3
9/30/22	$ 17.65	$ 0.33	$ (2.81)	$ (2.48)	$ (0.52)	$ (1.08)	$ (1.60)	$ 13.57	(15.55%)	$ 4,113	1.05%	0.92%	2.11%
9/30/21	16.11	0.13	2.01	2.14	(0.24)	(0.36)	(0.60)	17.65	13.47%	6,265	1.05%	0.92%	0.74%
9/30/20	15.39	0.28	0.82	1.10	(0.27)	(0.11)	(0.38)	16.11	7.27%	6,073	0.83%	0.70%	1.79%
9/30/19	15.16	0.25	0.39	0.64	(0.28)	(0.13)	(0.41)	15.39	4.61%	7,417	0.92%	0.66%	1.68%
9/30/18[g]	15.00	(0.04)	0.20	0.16	—	—	—	15.16	1.07%[b]	6,340	1.06%[a]	0.65%[a]	(0.41%)[a]

	Year ended September 30
	2022	2021	2020	2019	Period ended September 30, 2018[b]
Portfolio turnover rate	34%	38%	50%	19%	60%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

144

MassMutual Select T. Rowe Price Retirement 2005 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 17.52	$ 0.39	$ (2.66)	$ (2.27)	$ (0.62)	$ (2.18)	$ (2.80)	$ 12.45	(15.62%)	$ 15,173	0.42%	0.28%	2.65%
9/30/21	16.24	0.30	1.84	2.14	(0.38)	(0.48)	(0.86)	17.52	13.48%	17,418	0.42%	0.28%	1.74%
9/30/20	15.74	0.34	0.85	1.19	(0.43)	(0.26)	(0.69)	16.24	7.74%	19,736	0.62%	0.06%	2.21%
9/30/19	15.19	0.21	0.66	0.87	(0.29)	(0.03)	(0.32)	15.74	5.96%	13,386	0.87%	0.02%	1.40%
9/30/18[g]	15.00	0.04	0.15	0.19	—	—	—	15.19	1.27%[b]	4,932	2.26%[a]	0.00%[a]	0.38%[a]
Class M5
9/30/22	$ 17.48	$ 0.41	$ (2.69)	$ (2.28)	$ (0.60)	$ (2.18)	$ (2.78)	$ 12.42	(15.73%)	$ 5,681	0.57%	0.43%	2.79%
9/30/21	16.20	0.24	1.87	2.11	(0.35)	(0.48)	(0.83)	17.48	13.33%	7,783	0.57%	0.43%	1.39%
9/30/20	15.71	0.41	0.75	1.16	(0.41)	(0.26)	(0.67)	16.20	7.55%	8,440	0.77%	0.20%	2.63%
9/30/19	15.17	0.34	0.50	0.84	(0.27)	(0.03)	(0.30)	15.71	5.80%	8,422	1.03%	0.16%	2.26%
9/30/18[g]	15.00	0.02	0.15	0.17	—	—	—	15.17	1.13%[b]	7,754	2.41%[a]	0.15%[a]	0.21%[a]
Class M4
9/30/22	$ 17.46	$ 0.36	$ (2.68)	$ (2.32)	$ (0.54)	$ (2.18)	$ (2.72)	$ 12.42	(15.93%)	$ 2,073	0.82%	0.68%	2.46%
9/30/21	16.17	0.21	1.86	2.07	(0.30)	(0.48)	(0.78)	17.46	13.07%	3,096	0.82%	0.68%	1.22%
9/30/20	15.69	0.36	0.76	1.12	(0.38)	(0.26)	(0.64)	16.17	7.29%	3,455	1.02%	0.45%	2.30%
9/30/19	15.15	0.25	0.56	0.81	(0.24)	(0.03)	(0.27)	15.69	5.53%	3,138	1.28%	0.41%	1.64%
9/30/18[g]	15.00	(0.00)[d]	0.15	0.15	—	—	—	15.15	1.00%[b]	2,059	2.66%[a]	0.40%[a]	(0.05%)[a]
Class M3
9/30/22	$ 17.39	$ 0.29	$ (2.64)	$ (2.35)	$ (0.52)	$ (2.18)	$ (2.70)	$ 12.34	(16.17%)	$ 1,453	1.07%	0.93%	2.01%
9/30/21	16.11	0.12	1.90	2.02	(0.26)	(0.48)	(0.74)	17.39	12.77%	1,603	1.07%	0.93%	0.72%
9/30/20	15.64	0.32	0.76	1.08	(0.35)	(0.26)	(0.61)	16.11	7.01%	1,227	1.27%	0.69%	2.07%
9/30/19	15.12	0.22	0.55	0.77	(0.22)	(0.03)	(0.25)	15.64	5.28%	1,539	1.53%	0.66%	1.45%
9/30/18[g]	15.00	(0.03)	0.15	0.12	—	—	—	15.12	0.80%[b]	895	2.91%[a]	0.65%[a]	(0.30%)[a]

	Year ended September 30
	2022	2021	2020	2019	Period ended September 30, 2018[b]
Portfolio turnover rate	37%	54%	59%	41%	39%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

145

MassMutual Select T. Rowe Price Retirement 2010 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 17.63	$ 0.39	$ (2.90)	$ (2.51)	$ (0.62)	$ (1.27)	$ (1.89)	$ 13.23	(16.02%)	$ 63,308	0.42%	0.28%	2.51%
9/30/21	16.05	0.27	2.05	2.32	(0.37)	(0.37)	(0.74)	17.63	14.74%	75,734	0.42%	0.28%	1.55%
9/30/20	15.66	0.37	0.85	1.22	(0.43)	(0.40)	(0.83)	16.05	8.02%	72,187	0.20%	0.05%	2.40%
9/30/19	15.20	0.34	0.50	0.84	(0.37)	(0.01)	(0.38)	15.66	5.84%	65,842	0.16%	0.01%	2.26%
9/30/18[g]	15.00	0.02	0.18	0.20	—	—	—	15.20	1.33%[b]	19,842	0.26%[a]	0.00%[a]	0.33%[a]
Class M5
9/30/22	$ 17.61	$ 0.47	$ (2.99)	$ (2.52)	$ (0.61)	$ (1.27)	$ (1.88)	$ 13.21	(16.10%)	$ 20,741	0.57%	0.43%	2.98%
9/30/21	16.03	0.21	2.08	2.29	(0.34)	(0.37)	(0.71)	17.61	14.57%	32,649	0.57%	0.43%	1.20%
9/30/20	15.65	0.39	0.80	1.19	(0.41)	(0.40)	(0.81)	16.03	7.81%	28,892	0.34%	0.20%	2.53%
9/30/19	15.19	0.36	0.46	0.82	(0.35)	(0.01)	(0.36)	15.65	5.70%	30,690	0.31%	0.16%	2.43%
9/30/18[g]	15.00	0.01	0.18	0.19	—	—	—	15.19	1.27%[b]	32,952	0.41%[a]	0.15%[a]	0.16%[a]
Class M4
9/30/22	$ 17.56	$ 0.38	$ (2.96)	$ (2.58)	$ (0.51)	$ (1.27)	$ (1.78)	$ 13.20	(16.40%)	$ 10,567	0.82%	0.68%	2.45%
9/30/21	15.99	0.23	2.02	2.25	(0.31)	(0.37)	(0.68)	17.56	14.35%	26,545	0.82%	0.68%	1.37%
9/30/20	15.61	0.33	0.82	1.15	(0.37)	(0.40)	(0.77)	15.99	7.56%	30,398	0.60%	0.45%	2.16%
9/30/19	15.17	0.31	0.46	0.77	(0.32)	(0.01)	(0.33)	15.61	5.37%	23,473	0.56%	0.41%	2.06%
9/30/18[g]	15.00	(0.01)	0.18	0.17	—	—	—	15.17	1.13%[b]	20,459	0.66%[a]	0.40%[a]	(0.08%)[a]
Class M3
9/30/22	$ 17.56	$ 0.35	$ (2.95)	$ (2.60)	$ (0.51)	$ (1.27)	$ (1.78)	$ 13.18	(16.57%)	$ 8,647	1.07%	0.93%	2.28%
9/30/21	15.99	0.15	2.04	2.19	(0.25)	(0.37)	(0.62)	17.56	13.97%	13,883	1.07%	0.93%	0.90%
9/30/20	15.59	0.25	0.87	1.12	(0.32)	(0.40)	(0.72)	15.99	7.34%	14,512	0.85%	0.70%	1.62%
9/30/19	15.14	0.26	0.48	0.74	(0.28)	(0.01)	(0.29)	15.59	5.15%	13,737	0.81%	0.66%	1.74%
9/30/18[g]	15.00	(0.04)	0.18	0.14	—	—	—	15.14	0.93%[b]	15,085	0.91%[a]	0.65%[a]	(0.33%)[a]

	Year ended September 30
	2022	2021	2020	2019	Period ended September 30, 2018[b]
Portfolio turnover rate	34%	33%	53%	27%	14%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

146

MassMutual Select T. Rowe Price Retirement 2015 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 17.97	$ 0.36	$ (2.99)	$ (2.63)	$ (0.62)	$ (1.15)	$ (1.77)	$ 13.57	(16.38%)	$ 65,438	0.44%	0.30%	2.29%
9/30/21	16.17	0.24	2.32	2.56	(0.35)	(0.41)	(0.76)	17.97	16.19%	78,555	0.44%	0.32%	1.35%
9/30/20	15.64	0.35	0.93	1.28	(0.41)	(0.34)	(0.75)	16.17	8.40%	65,346	0.20%	0.06%	2.29%
9/30/19	15.21	0.30	0.49	0.79	(0.34)	(0.02)	(0.36)	15.64	5.52%	56,389	0.17%	0.01%	1.99%
9/30/18[g]	15.00	0.02	0.19	0.21	—	—	—	15.21	1.40%[b]	27,304	0.34%[a]	0.00%[a]	0.29%[a]
Class M5
9/30/22	$ 17.94	$ 0.42	$ (3.07)	$ (2.65)	$ (0.60)	$ (1.15)	$ (1.75)	$ 13.54	(16.50%)	$ 39,275	0.59%	0.45%	2.64%
9/30/21	16.14	0.21	2.32	2.53	(0.32)	(0.41)	(0.73)	17.94	16.05%	64,169	0.59%	0.47%	1.21%
9/30/20	15.62	0.36	0.89	1.25	(0.39)	(0.34)	(0.73)	16.14	8.19%	53,926	0.35%	0.21%	2.30%
9/30/19	15.19	0.32	0.46	0.78	(0.33)	(0.02)	(0.35)	15.62	5.44%	52,284	0.32%	0.16%	2.14%
9/30/18[g]	15.00	0.01	0.18	0.19	—	—	—	15.19	1.27%[b]	53,386	0.49%[a]	0.15%[a]	0.14%[a]
Class M4
9/30/22	$ 17.92	$ 0.35	$ (3.04)	$ (2.69)	$ (0.52)	$ (1.15)	$ (1.67)	$ 13.56	(16.68%)	$ 5,066	0.84%	0.70%	2.21%
9/30/21	16.12	0.19	2.30	2.49	(0.28)	(0.41)	(0.69)	17.92	15.74%	11,856	0.84%	0.72%	1.07%
9/30/20	15.60	0.31	0.89	1.20	(0.34)	(0.34)	(0.68)	16.12	7.89%	12,857	0.60%	0.46%	2.03%
9/30/19	15.17	0.23	0.51	0.74	(0.29)	(0.02)	(0.31)	15.60	5.15%	13,738	0.57%	0.41%	1.52%
9/30/18[g]	15.00	(0.01)	0.18	0.17	—	—	—	15.17	1.13%[b]	11,781	0.74%[a]	0.40%[a]	(0.12%)[a]
Class M3
9/30/22	$ 17.87	$ 0.32	$ (3.04)	$ (2.72)	$ (0.51)	$ (1.15)	$ (1.66)	$ 13.49	(16.89%)	$ 4,452	1.09%	0.95%	2.01%
9/30/21	16.08	0.13	2.31	2.44	(0.24)	(0.41)	(0.65)	17.87	15.46%	6,990	1.09%	0.97%	0.76%
9/30/20	15.56	0.30	0.87	1.17	(0.31)	(0.34)	(0.65)	16.08	7.65%	7,211	0.85%	0.70%	1.96%
9/30/19	15.15	0.28	0.41	0.69	(0.26)	(0.02)	(0.28)	15.56	4.84%	8,621	0.82%	0.66%	1.89%
9/30/18[g]	15.00	(0.04)	0.19	0.15	—	—	—	15.15	1.00%[b]	7,694	0.99%[a]	0.65%[a]	(0.37%)[a]

	Year ended September 30
	2022	2021	2020	2019	Period ended September 30, 2018[b]
Portfolio turnover rate	35%	35%	57%	32%	19%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

147

MassMutual Select T. Rowe Price Retirement 2020 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 18.31	$ 0.34	$ (3.04)	$ (2.70)	$ (0.64)	$ (1.49)	$ (2.13)	$ 13.48	(16.84%)	$ 267,728	0.47%	0.31%	2.16%
9/30/21	16.22	0.22	2.62	2.84	(0.34)	(0.41)	(0.75)	18.31	17.87%	303,954	0.47%	0.35%	1.25%
9/30/20	15.63	0.33	0.99	1.32	(0.39)	(0.34)	(0.73)	16.22	8.63%	265,328	0.12%	0.07%	2.11%
9/30/19	15.23	0.27	0.47	0.74	(0.33)	(0.01)	(0.34)	15.63	5.20%	219,375	0.05%	0.02%	1.81%
9/30/18[g]	15.00	0.02	0.21	0.23	—	—	—	15.23	1.53%[b]	110,027	0.05%[a]	0.00%[a]	0.25%[a]
Class M5
9/30/22	$ 18.29	$ 0.47	$ (3.19)	$ (2.72)	$ (0.62)	$ (1.49)	$ (2.11)	$ 13.46	(16.98%)	$ 137,211	0.62%	0.47%	2.89%
9/30/21	16.20	0.19	2.62	2.81	(0.31)	(0.41)	(0.72)	18.29	17.71%	282,667	0.62%	0.50%	1.05%
9/30/20	15.61	0.34	0.96	1.30	(0.37)	(0.34)	(0.71)	16.20	8.49%	257,134	0.26%	0.21%	2.17%
9/30/19	15.21	0.29	0.43	0.72	(0.31)	(0.01)	(0.32)	15.61	5.07%	251,317	0.20%	0.17%	1.93%
9/30/18[g]	15.00	0.01	0.20	0.21	—	—	—	15.21	1.40%[b]	243,194	0.20%[a]	0.15%[a]	0.09%[a]
Class M4
9/30/22	$ 18.24	$ 0.33	$ (3.09)	$ (2.76)	$ (0.53)	$ (1.49)	$ (2.02)	$ 13.46	(17.15%)	$ 70,876	0.87%	0.72%	2.07%
9/30/21	16.17	0.19	2.57	2.76	(0.28)	(0.41)	(0.69)	18.24	17.38%	139,862	0.87%	0.75%	1.08%
9/30/20	15.58	0.30	0.96	1.26	(0.33)	(0.34)	(0.67)	16.17	8.24%	159,246	0.51%	0.46%	1.92%
9/30/19	15.19	0.26	0.42	0.68	(0.28)	(0.01)	(0.29)	15.58	4.79%	147,162	0.45%	0.42%	1.77%
9/30/18[g]	15.00	(0.01)	0.20	0.19	—	—	—	15.19	1.27%[b]	136,540	0.45%[a]	0.40%[a]	(0.16%)[a]
Class M3
9/30/22	$ 18.24	$ 0.30	$ (3.10)	$ (2.80)	$ (0.50)	$ (1.49)	$ (1.99)	$ 13.45	(17.37%)	$ 36,043	1.12%	0.97%	1.86%
9/30/21	16.16	0.12	2.58	2.70	(0.21)	(0.41)	(0.62)	18.24	17.02%	55,402	1.12%	1.00%	0.66%
9/30/20	15.56	0.25	0.97	1.22	(0.28)	(0.34)	(0.62)	16.16	8.01%	65,611	0.76%	0.71%	1.65%
9/30/19	15.17	0.21	0.43	0.64	(0.24)	(0.01)	(0.25)	15.56	4.49%	74,882	0.70%	0.67%	1.39%
9/30/18[g]	15.00	(0.04)	0.21	0.17	—	—	—	15.17	1.13%[b]	76,167	0.70%[a]	0.65%[a]	(0.41%)[a]

	Year ended September 30
	2022	2021	2020	2019	Period ended September 30, 2018[b]
Portfolio turnover rate	35%	35%	53%	19%	11%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

148

MassMutual Select T. Rowe Price Retirement 2025 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 19.04	$ 0.31	$ (3.31)	$ (3.00)	$ (0.66)	$ (1.36)	$ (2.02)	$ 14.02	(17.83%)	$ 356,557	0.50%	0.34%	1.88%
9/30/21	16.46	0.20	3.07	3.27	(0.33)	(0.36)	(0.69)	19.04	20.22%	377,165	0.51%	0.39%	1.06%
9/30/20	15.62	0.29	1.15	1.44	(0.36)	(0.24)	(0.60)	16.46	9.35%	284,762	0.14%	0.08%	1.89%
9/30/19	15.23	0.22	0.47	0.69	(0.29)	(0.01)	(0.30)	15.62	4.91%	202,728	0.06%	0.02%	1.43%
9/30/18[g]	15.00	0.02	0.21	0.23	—	—	—	15.23	1.53%[b]	81,689	0.09%[a]	0.00%[a]	0.20%[a]
Class M5
9/30/22	$ 19.01	$ 0.45	$ (3.48)	$ (3.03)	$ (0.63)	$ (1.36)	$ (1.99)	$ 13.99	(17.99%)	$ 83,947	0.65%	0.50%	2.63%
9/30/21	16.43	0.17	3.07	3.24	(0.30)	(0.36)	(0.66)	19.01	20.08%	195,342	0.66%	0.54%	0.93%
9/30/20	15.60	0.32	1.09	1.41	(0.34)	(0.24)	(0.58)	16.43	9.15%	158,255	0.27%	0.22%	2.07%
9/30/19	15.22	0.26	0.41	0.67	(0.28)	(0.01)	(0.29)	15.60	4.72%	154,071	0.21%	0.16%	1.73%
9/30/18[g]	15.00	0.00[d]	0.22	0.22	—	—	—	15.22	1.47%[b]	147,045	0.24%[a]	0.15%[a]	0.05%[a]
Class M4
9/30/22	$ 18.96	$ 0.30	$ (3.36)	$ (3.06)	$ (0.57)	$ (1.36)	$ (1.93)	$ 13.97	(18.16%)	$ 51,635	0.90%	0.75%	1.81%
9/30/21	16.40	0.14	3.04	3.18	(0.26)	(0.36)	(0.62)	18.96	19.73%	98,755	0.91%	0.79%	0.76%
9/30/20	15.58	0.26	1.11	1.37	(0.31)	(0.24)	(0.55)	16.40	8.85%	89,755	0.53%	0.48%	1.69%
9/30/19	15.20	0.20	0.44	0.64	(0.25)	(0.01)	(0.26)	15.58	4.48%	81,705	0.46%	0.41%	1.33%
9/30/18[g]	15.00	(0.02)	0.22	0.20	—	—	—	15.20	1.33%[b]	61,589	0.49%[a]	0.40%[a]	(0.20%)[a]
Class M3
9/30/22	$ 18.90	$ 0.26	$ (3.36)	$ (3.10)	$ (0.52)	$ (1.36)	$ (1.88)	$ 13.92	(18.37%)	$ 35,432	1.15%	1.00%	1.57%
9/30/21	16.35	0.10	3.02	3.12	(0.21)	(0.36)	(0.57)	18.90	19.41%	51,074	1.16%	1.04%	0.57%
9/30/20	15.53	0.25	1.08	1.33	(0.27)	(0.24)	(0.51)	16.35	8.62%	55,244	0.77%	0.72%	1.59%
9/30/19	15.17	0.16	0.44	0.60	(0.23)	(0.01)	(0.24)	15.53	4.23%	64,120	0.71%	0.66%	1.10%
9/30/18[g]	15.00	(0.04)	0.21	0.17	—	—	—	15.17	1.13%[b]	44,333	0.74%[a]	0.65%[a]	(0.45%)[a]

	Year ended September 30
	2022	2021	2020	2019	Period ended September 30, 2018[b]
Portfolio turnover rate	38%	40%	42%	14%	10%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

149

MassMutual Select T. Rowe Price Retirement 2030 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 19.67	$ 0.25	$ (3.65)	$ (3.40)	$ (0.69)	$ (1.21)	$ (1.90)	$ 14.37	(19.32%)	$ 627,370	0.53%	0.37%	1.44%
9/30/21	16.54	0.17	3.54	3.71	(0.31)	(0.27)	(0.58)	19.67	22.79%	582,489	0.54%	0.43%	0.88%
9/30/20	15.60	0.27	1.23	1.50	(0.34)	(0.22)	(0.56)	16.54	9.78%	432,292	0.13%	0.09%	1.74%
9/30/19	15.23	0.20	0.45	0.65	(0.28)	(0.00)[d]	(0.28)	15.60	4.61%	329,602	0.04%	0.01%	1.37%
9/30/18[g]	15.00	0.01	0.22	0.23	—	—	—	15.23	1.53%[b]	148,473	0.04%[a]	0.00%[a]	0.16%[a]
Class M5
9/30/22	$ 19.65	$ 0.37	$ (3.81)	$ (3.44)	$ (0.66)	$ (1.21)	$ (1.87)	$ 14.34	(19.51%)	$ 322,959	0.69%	0.54%	2.09%
9/30/21	16.52	0.13	3.55	3.68	(0.28)	(0.27)	(0.55)	19.65	22.65%	646,934	0.69%	0.58%	0.67%
9/30/20	15.58	0.28	1.20	1.48	(0.32)	(0.22)	(0.54)	16.52	9.65%	489,123	0.27%	0.23%	1.77%
9/30/19	15.22	0.23	0.39	0.62	(0.26)	(0.00)[d]	(0.26)	15.58	4.41%	434,061	0.19%	0.16%	1.53%
9/30/18[g]	15.00	0.00[d]	0.22	0.22	—	—	—	15.22	1.47%[b]	409,120	0.19%[a]	0.15%[a]	0.00%[a]
Class M4
9/30/22	$ 19.58	$ 0.24	$ (3.71)	$ (3.47)	$ (0.58)	$ (1.21)	$ (1.79)	$ 14.32	(19.66%)	$ 143,393	0.94%	0.79%	1.41%
9/30/21	16.48	0.14	3.48	3.62	(0.25)	(0.27)	(0.52)	19.58	22.29%	291,355	0.94%	0.83%	0.73%
9/30/20	15.55	0.23	1.20	1.43	(0.28)	(0.22)	(0.50)	16.48	9.34%	298,652	0.52%	0.48%	1.51%
9/30/19	15.20	0.20	0.39	0.59	(0.24)	(0.00)[d]	(0.24)	15.55	4.16%	247,113	0.44%	0.41%	1.34%
9/30/18[g]	15.00	(0.02)	0.22	0.20	—	—	—	15.20	1.33%[b]	193,313	0.44%[a]	0.40%[a]	(0.25%)[a]
Class M3
9/30/22	$ 19.59	$ 0.21	$ (3.73)	$ (3.52)	$ (0.55)	$ (1.21)	$ (1.76)	$ 14.31	(19.91%)	$ 79,404	1.19%	1.04%	1.19%
9/30/21	16.46	0.06	3.52	3.58	(0.18)	(0.27)	(0.45)	19.59	22.06%	112,891	1.19%	1.08%	0.34%
9/30/20	15.53	0.20	1.19	1.39	(0.24)	(0.22)	(0.46)	16.46	9.06%	123,936	0.77%	0.73%	1.30%
9/30/19	15.17	0.15	0.41	0.56	(0.20)	(0.00)[d]	(0.20)	15.53	3.93%	131,017	0.69%	0.66%	1.01%
9/30/18[g]	15.00	(0.05)	0.22	0.17	—	—	—	15.17	1.13%[b]	123,963	0.69%[a]	0.65%[a]	(0.50%)[a]

	Year ended September 30
	2022	2021	2020	2019	Period ended September 30, 2018[b]
Portfolio turnover rate	34%	27%	34%	12%	7%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

150

MassMutual Select T. Rowe Price Retirement 2035 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 20.26	$ 0.22	$ (4.01)	$ (3.79)	$ (0.75)	$ (1.00)	$ (1.75)	$ 14.72	(20.63%)	$ 412,008	0.57%	0.39%	1.24%
9/30/21	16.64	0.14	4.02	4.16	(0.28)	(0.26)	(0.54)	20.26	25.35%	372,474	0.57%	0.44%	0.71%
9/30/20	15.58	0.25	1.30	1.55	(0.32)	(0.17)	(0.49)	16.64	10.08%	250,301	0.15%	0.09%	1.59%
9/30/19	15.24	0.17	0.42	0.59	(0.25)	(0.00)[d]	(0.25)	15.58	4.23%	172,985	0.07%	0.02%	1.15%
9/30/18[g]	15.00	0.01	0.23	0.24	—	—	—	15.24	1.60%[b]	70,756	0.10%[a]	0.00%[a]	0.12%[a]
Class M5
9/30/22	$ 20.22	$ 0.36	$ (4.17)	$ (3.81)	$ (0.73)	$ (1.00)	$ (1.73)	$ 14.68	(20.78%)	$ 98,488	0.72%	0.56%	1.98%
9/30/21	16.62	0.12	3.99	4.11	(0.25)	(0.26)	(0.51)	20.22	25.09%	233,159	0.72%	0.61%	0.62%
9/30/20	15.56	0.26	1.27	1.53	(0.30)	(0.17)	(0.47)	16.62	9.95%	176,646	0.29%	0.23%	1.68%
9/30/19	15.23	0.20	0.37	0.57	(0.24)	(0.00)[d]	(0.24)	15.56	4.05%	155,562	0.22%	0.16%	1.31%
9/30/18[g]	15.00	(0.00)[d]	0.23	0.23	—	—	—	15.23	1.53%[b]	136,793	0.25%[a]	0.15%[a]	(0.03%)[a]
Class M4
9/30/22	$ 20.16	$ 0.20	$ (4.04)	$ (3.84)	$ (0.67)	$ (1.00)	$ (1.67)	$ 14.65	(20.92%)	$ 67,260	0.97%	0.81%	1.10%
9/30/21	16.58	0.06	4.00	4.06	(0.22)	(0.26)	(0.48)	20.16	24.81%	120,031	0.97%	0.86%	0.30%
9/30/20	15.53	0.22	1.27	1.49	(0.27)	(0.17)	(0.44)	16.58	9.66%	75,337	0.55%	0.49%	1.38%
9/30/19	15.20	0.16	0.38	0.54	(0.21)	(0.00)[d]	(0.21)	15.53	3.81%	65,583	0.47%	0.41%	1.05%
9/30/18[g]	15.00	(0.03)	0.23	0.20	—	—	—	15.20	1.33%[b]	54,036	0.50%[a]	0.40%[a]	(0.28%)[a]
Class M3
9/30/22	$ 20.13	$ 0.15	$ (4.05)	$ (3.90)	$ (0.58)	$ (1.00)	$ (1.58)	$ 14.65	(21.16%)	$ 36,030	1.22%	1.06%	0.86%
9/30/21	16.55	0.05	3.95	4.00	(0.16)	(0.26)	(0.42)	20.13	24.44%	45,019	1.22%	1.12%	0.25%
9/30/20	15.50	0.19	1.25	1.44	(0.22)	(0.17)	(0.39)	16.55	9.39%	58,793	0.79%	0.73%	1.19%
9/30/19	15.18	0.12	0.39	0.51	(0.19)	(0.00)[d]	(0.19)	15.50	3.57%	57,490	0.72%	0.66%	0.80%
9/30/18[g]	15.00	(0.05)	0.23	0.18	—	—	—	15.18	1.20%[b]	50,119	0.75%[a]	0.65%[a]	(0.53%)[a]

	Year ended September 30
	2022	2021	2020	2019	Period ended September 30, 2018[b]
Portfolio turnover rate	27%	21%	27%	12%	9%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

151

MassMutual Select T. Rowe Price Retirement 2040 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 20.77	$ 0.17	$ (4.26)	$ (4.09)	$ (0.83)	$ (0.91)	$ (1.74)	$ 14.94	(21.66%)	$ 542,666	0.59%	0.41%	0.95%
9/30/21	16.73	0.12	4.41	4.53	(0.25)	(0.24)	(0.49)	20.77	27.48%	416,707	0.59%	0.47%	0.63%
9/30/20	15.56	0.23	1.38	1.61	(0.31)	(0.13)	(0.44)	16.73	10.45%	300,976	0.14%	0.09%	1.49%
9/30/19	15.24	0.16	0.40	0.56	(0.24)	(0.00)[d]	(0.24)	15.56	3.97%	223,242	0.04%	0.02%	1.05%
9/30/18[g]	15.00	0.01	0.23	0.24	—	—	—	15.24	1.60%[b]	99,534	0.05%[a]	0.00%[a]	0.08%[a]
Class M5
9/30/22	$ 20.74	$ 0.32	$ (4.44)	$ (4.12)	$ (0.80)	$ (0.91)	$ (1.71)	$ 14.91	(21.80%)	$ 295,087	0.74%	0.58%	1.69%
9/30/21	16.71	0.07	4.43	4.50	(0.23)	(0.24)	(0.47)	20.74	27.28%	602,095	0.74%	0.64%	0.36%
9/30/20	15.54	0.23	1.36	1.59	(0.29)	(0.13)	(0.42)	16.71	10.32%	405,437	0.29%	0.25%	1.47%
9/30/19	15.23	0.18	0.35	0.53	(0.22)	(0.00)[d]	(0.22)	15.54	3.77%	337,741	0.19%	0.16%	1.20%
9/30/18[g]	15.00	(0.01)	0.24	0.23	—	—	—	15.23	1.53%[b]	316,521	0.20%[a]	0.15%[a]	(0.07%)[a]
Class M4
9/30/22	$ 20.66	$ 0.18	$ (4.35)	$ (4.17)	$ (0.71)	$ (0.91)	$ (1.62)	$ 14.87	(22.03%)	$ 123,661	0.99%	0.83%	0.96%
9/30/21	16.66	0.09	4.35	4.44	(0.20)	(0.24)	(0.44)	20.66	26.97%	249,137	0.99%	0.89%	0.48%
9/30/20	15.50	0.19	1.35	1.54	(0.25)	(0.13)	(0.38)	16.66	10.03%	249,598	0.54%	0.50%	1.22%
9/30/19	15.21	0.15	0.34	0.49	(0.20)	(0.00)[d]	(0.20)	15.50	3.48%	189,684	0.44%	0.42%	1.00%
9/30/18[g]	15.00	(0.03)	0.24	0.21	—	—	—	15.21	1.40%[b]	132,361	0.45%[a]	0.40%[a]	(0.32%)[a]
Class M3
9/30/22	$ 20.67	$ 0.14	$ (4.35)	$ (4.21)	$ (0.67)	$ (0.91)	$ (1.58)	$ 14.88	(22.18%)	$ 65,842	1.24%	1.08%	0.78%
9/30/21	16.65	0.01	4.38	4.39	(0.13)	(0.24)	(0.37)	20.67	26.62%	90,972	1.24%	1.15%	0.04%
9/30/20	15.49	0.15	1.35	1.50	(0.21)	(0.13)	(0.34)	16.65	9.76%	98,070	0.78%	0.74%	0.96%
9/30/19	15.18	0.09	0.38	0.47	(0.16)	(0.00)[d]	(0.16)	15.49	3.30%	94,948	0.69%	0.66%	0.64%
9/30/18[g]	15.00	(0.05)	0.23	0.18	—	—	—	15.18	1.20%[b]	86,806	0.70%[a]	0.65%[a]	(0.57%)[a]

	Year ended September 30
	2022	2021	2020	2019	Period ended September 30, 2018[b]
Portfolio turnover rate	29%	18%	22%	10%	6%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

152

MassMutual Select T. Rowe Price Retirement 2045 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 21.07	$ 0.16	$ (4.37)	$ (4.21)	$ (0.85)	$ (0.90)	$ (1.75)	$ 15.11	(21.99%)	$ 333,390	0.61%	0.42%	0.88%
9/30/21	16.76	0.10	4.69	4.79	(0.24)	(0.24)	(0.48)	21.07	28.97%	247,138	0.61%	0.47%	0.50%
9/30/20	15.54	0.22	1.41	1.63	(0.29)	(0.12)	(0.41)	16.76	10.60%	154,476	0.18%	0.10%	1.39%
9/30/19	15.25	0.14	0.38	0.52	(0.23)	(0.00)[d]	(0.23)	15.54	3.71%	111,981	0.08%	0.01%	0.91%
9/30/18[g]	15.00	0.01	0.24	0.25	—	—	—	15.25	1.67%[b]	41,249	0.12%[a]	0.00%[a]	0.06%[a]
Class M5
9/30/22	$ 21.02	$ 0.36	$ (4.59)	$ (4.23)	$ (0.82)	$ (0.90)	$ (1.72)	$ 15.07	(22.11%)	$ 65,768	0.76%	0.60%	1.88%
9/30/21	16.74	0.07	4.66	4.73	(0.21)	(0.24)	(0.45)	21.02	28.65%	198,343	0.76%	0.67%	0.37%
9/30/20	15.53	0.22	1.38	1.60	(0.27)	(0.12)	(0.39)	16.74	10.40%	141,319	0.31%	0.25%	1.40%
9/30/19	15.23	0.16	0.35	0.51	(0.21)	(0.00)[d]	(0.21)	15.53	3.64%	119,760	0.23%	0.15%	1.08%
9/30/18[g]	15.00	(0.01)	0.24	0.23	—	—	—	15.23	1.53%[b]	106,428	0.27%[a]	0.15%[a]	(0.09%)[a]
Class M4
9/30/22	$ 20.96	$ 0.15	$ (4.42)	$ (4.27)	$ (0.78)	$ (0.90)	$ (1.68)	$ 15.01	(22.35%)	$ 48,715	1.01%	0.85%	0.82%
9/30/21	16.70	0.03	4.65	4.68	(0.18)	(0.24)	(0.42)	20.96	28.38%	90,570	1.01%	0.92%	0.16%
9/30/20	15.50	0.18	1.38	1.56	(0.24)	(0.12)	(0.36)	16.70	10.12%	60,056	0.56%	0.50%	1.15%
9/30/19	15.21	0.12	0.35	0.47	(0.18)	(0.00)[d]	(0.18)	15.50	3.35%	53,040	0.48%	0.40%	0.78%
9/30/18[g]	15.00	(0.03)	0.24	0.21	—	—	—	15.21	1.40%[b]	39,913	0.52%[a]	0.40%[a]	(0.34%)[a]
Class M3
9/30/22	$ 20.95	$ 0.11	$ (4.44)	$ (4.33)	$ (0.67)	$ (0.90)	$ (1.57)	$ 15.05	(22.50%)	$ 27,562	1.26%	1.10%	0.57%
9/30/21	16.67	0.01	4.61	4.62	(0.10)	(0.24)	(0.34)	20.95	28.02%	35,140	1.26%	1.17%	0.03%
9/30/20	15.47	0.14	1.38	1.52	(0.20)	(0.12)	(0.32)	16.67	9.86%	46,619	0.81%	0.74%	0.92%
9/30/19	15.19	0.08	0.36	0.44	(0.16)	(0.00)[d]	(0.16)	15.47	3.08%	44,515	0.73%	0.65%	0.55%
9/30/18[g]	15.00	(0.05)	0.24	0.19	—	—	—	15.19	1.27%[b]	35,501	0.77%[a]	0.65%[a]	(0.59%)[a]

	Year ended September 30
	2022	2021	2020	2019	Period ended September 30, 2018[b]
Portfolio turnover rate	23%	18%	22%	10%	8%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

153

MassMutual Select T. Rowe Price Retirement 2050 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 21.08	$ 0.16	$ (4.46)	$ (4.30)	$ (0.86)	$ (0.72)	$ (1.58)	$ 15.20	(22.18%)	$ 364,457	0.61%	0.43%	0.86%
9/30/21	16.78	0.10	4.70	4.80	(0.24)	(0.26)	(0.50)	21.08	29.03%	258,313	0.61%	0.48%	0.49%
9/30/20	15.55	0.22	1.41	1.63	(0.29)	(0.11)	(0.40)	16.78	10.57%	161,863	0.16%	0.10%	1.39%
9/30/19	15.25	0.13	0.40	0.53	(0.23)	(0.00)[d]	(0.23)	15.55	3.75%	121,897	0.06%	0.01%	0.90%
9/30/18[g]	15.00	0.00[d]	0.25	0.25	—	—	—	15.25	1.67%[b]	46,555	0.08%[a]	0.00%[a]	0.06%[a]
Class M5
9/30/22	$ 21.04	$ 0.28	$ (4.60)	$ (4.32)	$ (0.83)	$ (0.72)	$ (1.55)	$ 15.17	(22.30%)	$ 221,155	0.76%	0.61%	1.46%
9/30/21	16.76	0.05	4.71	4.76	(0.22)	(0.26)	(0.48)	21.04	28.76%	415,859	0.76%	0.67%	0.27%
9/30/20	15.53	0.21	1.40	1.61	(0.27)	(0.11)	(0.38)	16.76	10.44%	280,003	0.30%	0.25%	1.34%
9/30/19	15.23	0.16	0.35	0.51	(0.21)	(0.00)[d]	(0.21)	15.53	3.62%	223,250	0.21%	0.15%	1.11%
9/30/18[g]	15.00	(0.01)	0.24	0.23	—	—	—	15.23	1.53%[b]	199,760	0.23%[a]	0.15%[a]	(0.09%)[a]
Class M4
9/30/22	$ 20.96	$ 0.16	$ (4.52)	$ (4.36)	$ (0.76)	$ (0.72)	$ (1.48)	$ 15.12	(22.51%)	$ 70,887	1.01%	0.86%	0.87%
9/30/21	16.71	0.06	4.64	4.70	(0.19)	(0.26)	(0.45)	20.96	28.47%	160,626	1.01%	0.92%	0.32%
9/30/20	15.49	0.17	1.39	1.56	(0.23)	(0.11)	(0.34)	16.71	10.16%	147,994	0.55%	0.50%	1.09%
9/30/19	15.21	0.14	0.33	0.47	(0.19)	(0.00)[d]	(0.19)	15.49	3.33%	106,909	0.46%	0.41%	0.93%
9/30/18[g]	15.00	(0.03)	0.24	0.21	—	—	—	15.21	1.40%[b]	76,013	0.48%[a]	0.40%[a]	(0.34%)[a]
Class M3
9/30/22	$ 20.95	$ 0.13	$ (4.52)	$ (4.39)	$ (0.72)	$ (0.72)	$ (1.44)	$ 15.12	(22.64%)	$ 44,600	1.26%	1.11%	0.67%
9/30/21	16.69	(0.01)	4.65	4.64	(0.12)	(0.26)	(0.38)	20.95	28.09%	60,911	1.26%	1.17%	(0.07%)
9/30/20	15.47	0.13	1.39	1.52	(0.19)	(0.11)	(0.30)	16.69	9.91%	57,934	0.80%	0.74%	0.84%
9/30/19	15.19	0.08	0.35	0.43	(0.15)	(0.00)[d]	(0.15)	15.47	3.03%	53,218	0.71%	0.65%	0.54%
9/30/18[g]	15.00	(0.05)	0.24	0.19	—	—	—	15.19	1.27%[b]	44,079	0.73%[a]	0.65%[a]	(0.59%)[a]

	Year ended September 30
	2022	2021	2020	2019	Period ended September 30, 2018[b]
Portfolio turnover rate	27%	15%	22%	10%	5%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

154

MassMutual Select T. Rowe Price Retirement 2055 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 21.03	$ 0.11	$ (4.39)	$ (4.28)	$ (0.85)	$ (0.77)	$ (1.62)	$ 15.13	(22.22%)	$ 215,507	0.61%	0.44%	0.60%
9/30/21	16.75	0.10	4.70	4.80	(0.24)	(0.28)	(0.52)	21.03	29.06%	112,730	0.61%	0.48%	0.48%
9/30/20	15.54	0.21	1.41	1.62	(0.29)	(0.12)	(0.41)	16.75	10.55%	67,777	0.22%	0.10%	1.32%
9/30/19	15.25	0.13	0.39	0.52	(0.23)	(0.00)[d]	(0.23)	15.54	3.70%	46,245	0.15%	0.01%	0.85%
9/30/18[g]	15.00	0.00[d]	0.25	0.25	—	—	—	15.25	1.67%[b]	16,170	0.24%[a]	0.00%[a]	0.06%[a]
Class M5
9/30/22	$ 20.98	$ 0.43	$ (4.72)	$ (4.29)	$ (0.83)	$ (0.77)	$ (1.60)	$ 15.09	(22.33%)	$ 32,887	0.76%	0.62%	2.19%
9/30/21	16.73	0.07	4.67	4.74	(0.21)	(0.28)	(0.49)	20.98	28.76%	140,685	0.76%	0.67%	0.34%
9/30/20	15.52	0.21	1.39	1.60	(0.27)	(0.12)	(0.39)	16.73	10.43%	94,767	0.36%	0.24%	1.34%
9/30/19	15.23	0.16	0.34	0.50	(0.21)	(0.00)[d]	(0.21)	15.52	3.57%	75,163	0.30%	0.15%	1.06%
9/30/18[g]	15.00	(0.01)	0.24	0.23	—	—	—	15.23	1.53%[b]	59,887	0.39%[a]	0.15%[a]	(0.09%)[a]
Class M4
9/30/22	$ 20.92	$ 0.14	$ (4.47)	$ (4.33)	$ (0.78)	$ (0.77)	$ (1.55)	$ 15.04	(22.52%)	$ 27,142	1.01%	0.87%	0.77%
9/30/21	16.69	0.02	4.67	4.69	(0.18)	(0.28)	(0.46)	20.92	28.46%	49,056	1.01%	0.92%	0.11%
9/30/20	15.50	0.17	1.38	1.55	(0.24)	(0.12)	(0.36)	16.69	10.07%	32,270	0.61%	0.50%	1.07%
9/30/19	15.21	0.11	0.36	0.47	(0.18)	(0.00)[d]	(0.18)	15.50	3.34%	25,459	0.55%	0.40%	0.71%
9/30/18[g]	15.00	(0.03)	0.24	0.21	—	—	—	15.21	1.40%[b]	18,047	0.64%[a]	0.40%[a]	(0.34%)[a]
Class M3
9/30/22	$ 20.87	$ 0.09	$ (4.47)	$ (4.38)	$ (0.69)	$ (0.77)	$ (1.46)	$ 15.03	(22.72%)	$ 19,264	1.26%	1.12%	0.49%
9/30/21	16.64	(0.01)	4.64	4.63	(0.12)	(0.28)	(0.40)	20.87	28.16%	21,424	1.26%	1.18%	(0.03%)
9/30/20	15.46	0.13	1.37	1.50	(0.20)	(0.12)	(0.32)	16.64	9.79%	22,526	0.86%	0.74%	0.86%
9/30/19	15.19	0.08	0.35	0.43	(0.16)	(0.00)[d]	(0.16)	15.46	3.05%	19,819	0.80%	0.65%	0.51%
9/30/18[g]	15.00	(0.05)	0.24	0.19	—	—	—	15.19	1.27%[b]	13,616	0.89%[a]	0.65%[a]	(0.59%)[a]

	Year ended September 30
	2022	2021	2020	2019	Period ended September 30, 2018[b]
Portfolio turnover rate	22%	17%	24%	9%	9%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

155

MassMutual Select T. Rowe Price Retirement 2060 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 21.00	$ 0.19	$ (4.45)	$ (4.26)	$ (0.85)	$ (0.80)	$ (1.65)	$ 15.09	(22.19%)	$ 70,208	0.61%	0.44%	1.05%
9/30/21	16.73	0.08	4.71	4.79	(0.24)	(0.28)	(0.52)	21.00	29.03%	55,382	0.61%	0.48%	0.41%
9/30/20	15.51	0.17	1.46	1.63	(0.29)	(0.12)	(0.41)	16.73	10.58%	27,484	0.49%	0.12%	1.10%
9/30/19	15.25	0.12	0.39	0.51	(0.23)	(0.02)	(0.25)	15.51	3.67%	14,159	0.85%	0.01%	0.79%
9/30/18[g]	15.00	0.00[d]	0.25	0.25	—	—	—	15.25	1.67%[b]	3,616	2.35%[a]	0.00%[a]	0.06%[a]
Class M5
9/30/22	$ 20.95	$ 0.17	$ (4.46)	$ (4.29)	$ (0.82)	$ (0.80)	$ (1.62)	$ 15.04	(22.34%)	$ 36,564	0.76%	0.62%	0.94%
9/30/21	16.70	0.03	4.72	4.75	(0.22)	(0.28)	(0.50)	20.95	28.82%	33,062	0.76%	0.67%	0.13%
9/30/20	15.49	0.17	1.43	1.60	(0.27)	(0.12)	(0.39)	16.70	10.41%	15,067	0.64%	0.27%	1.07%
9/30/19	15.24	0.12	0.36	0.48	(0.21)	(0.02)	(0.23)	15.49	3.50%	7,791	1.00%	0.15%	0.78%
9/30/18[g]	15.00	(0.01)	0.25	0.24	—	—	—	15.24	1.60%[b]	3,032	2.50%[a]	0.15%[a]	(0.09%)[a]
Class M4
9/30/22	$ 20.87	$ 0.13	$ (4.45)	$ (4.32)	$ (0.78)	$ (0.80)	$ (1.58)	$ 14.97	(22.54%)	$ 17,032	1.01%	0.87%	0.69%
9/30/21	16.65	0.04	4.64	4.68	(0.18)	(0.28)	(0.46)	20.87	28.44%	19,688	1.01%	0.92%	0.19%
9/30/20	15.46	0.15	1.40	1.55	(0.24)	(0.12)	(0.36)	16.65	10.10%	14,447	0.88%	0.52%	0.96%
9/30/19	15.21	0.10	0.36	0.46	(0.19)	(0.02)	(0.21)	15.46	3.34%	8,489	1.25%	0.40%	0.68%
9/30/18[g]	15.00	(0.02)	0.23	0.21	—	—	—	15.21	1.40%[b]	3,919	2.75%[a]	0.40%[a]	(0.34%)[a]
Class M3
9/30/22	$ 20.80	$ 0.08	$ (4.45)	$ (4.37)	$ (0.68)	$ (0.80)	$ (1.48)	$ 14.95	(22.76%)	$ 6,619	1.26%	1.12%	0.44%
9/30/21	16.61	0.00[d]	4.62	4.62	(0.15)	(0.28)	(0.43)	20.80	28.14%	6,320	1.26%	1.18%	0.03%
9/30/20	15.42	0.09	1.42	1.51	(0.20)	(0.12)	(0.32)	16.61	9.87%	5,798	1.13%	0.77%	0.61%
9/30/19	15.19	0.07	0.35	0.42	(0.17)	(0.02)	(0.19)	15.42	3.03%	3,420	1.50%	0.65%	0.49%
9/30/18[g]	15.00	(0.04)	0.23	0.19	—	—	—	15.19	1.27%[b]	2,126	3.00%[a]	0.65%[a]	(0.59%)[a]

	Year ended September 30
	2022	2021	2020	2019	Period ended September 30, 2018[b]
Portfolio turnover rate	23%	19%	31%	16%	36%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

156

Notes to Financial Statements

1. The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The Trust consists of 51 series, including the following 27 series listed below (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual 20/80 Allocation Fund (“20/80 Allocation Fund”)

MassMutual 40/60 Allocation Fund (“40/60 Allocation Fund”)

MassMutual 60/40 Allocation Fund (“60/40 Allocation Fund”)

MassMutual 80/20 Allocation Fund (“80/20 Allocation Fund”)

MassMutual RetireSMARTSM by JPMorgan In Retirement Fund (“MM RetireSMART by JPMorgan In Retirement Fund”)

MassMutual RetireSMARTSM by JPMorgan 2020 Fund (“MM RetireSMART by JPMorgan 2020 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2025 Fund (“MM RetireSMART by JPMorgan 2025 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2030 Fund (“MM RetireSMART by JPMorgan 2030 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2035 Fund (“MM RetireSMART by JPMorgan 2035 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2040 Fund (“MM RetireSMART by JPMorgan 2040 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2045 Fund (“MM RetireSMART by JPMorgan 2045 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2050 Fund (“MM RetireSMART by JPMorgan 2050 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2055 Fund (“MM RetireSMART by JPMorgan 2055 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2060 Fund (“MM RetireSMART by JPMorgan 2060 Fund”)

MassMutual Select T. Rowe Price Retirement Balanced Fund (“MM Select T. Rowe Price Retirement Balanced Fund”)

MassMutual Select T. Rowe Price Retirement 2005 Fund (“MM Select T. Rowe Price Retirement 2005 Fund”)

MassMutual Select T. Rowe Price Retirement 2010 Fund (“MM Select T. Rowe Price Retirement 2010 Fund”)

MassMutual Select T. Rowe Price Retirement 2015 Fund (“MM Select T. Rowe Price Retirement 2015 Fund”)

MassMutual Select T. Rowe Price Retirement 2020 Fund (“MM Select T. Rowe Price Retirement 2020 Fund”)

MassMutual Select T. Rowe Price Retirement 2025 Fund (“MM Select T. Rowe Price Retirement 2025 Fund”)

MassMutual Select T. Rowe Price Retirement 2030 Fund (“MM Select T. Rowe Price Retirement 2030 Fund”)

MassMutual Select T. Rowe Price Retirement 2035 Fund (“MM Select T. Rowe Price Retirement 2035 Fund”)

MassMutual Select T. Rowe Price Retirement 2040 Fund (“MM Select T. Rowe Price Retirement 2040 Fund”)

MassMutual Select T. Rowe Price Retirement 2045 Fund (“MM Select T. Rowe Price Retirement 2045 Fund”)

MassMutual Select T. Rowe Price Retirement 2050 Fund (“MM Select T. Rowe Price Retirement 2050 Fund”)

MassMutual Select T. Rowe Price Retirement 2055 Fund (“MM Select T. Rowe Price Retirement 2055 Fund”)

MassMutual Select T. Rowe Price Retirement 2060 Fund (“MM Select T. Rowe Price Retirement 2060 Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectuses.

The 20/80 Allocation Fund, 40/60 Allocation Fund, 60/40 Allocation Fund, and 80/20 Allocation Fund (the “MM Target Allocation Funds”) invest their investable assets in shares of MassMutual Funds advised by MML Investment Advisers, LLC (“MML Advisers”) and non-affiliated mutual funds (together, the “MM Target Allocation Underlying Funds”).

The MM RetireSMART by JPMorgan In Retirement Fund, MM RetireSMART by JPMorgan 2020 Fund, MM RetireSMART by JPMorgan 2025 Fund, MM RetireSMART by JPMorgan 2030 Fund, MM RetireSMART by JPMorgan 2035 Fund, MM RetireSMART by JPMorgan 2040 Fund, MM RetireSMART by JPMorgan 2045 Fund, MM RetireSMART by JPMorgan 2050 Fund, MM RetireSMART by JPMorgan 2055 Fund, and MM RetireSMART by JPMorgan 2060 Fund (the “MM RetireSMART by JPMorgan Funds”) invest their investable assets in shares of MassMutual Funds, J.P. Morgan Funds advised by J.P. Morgan Investment Management Inc. (“J.P. Morgan”) or its affiliates, and non-affiliated mutual funds (together, the “MM RetireSMART by JPMorgan Underlying Funds”).

157

Notes to Financial Statements (Continued)

The MM Select T. Rowe Price Retirement Balanced Fund, MM Select T. Rowe Price Retirement 2005 Fund, MM Select T. Rowe Price Retirement 2010 Fund, MM Select T. Rowe Price Retirement 2015 Fund, MM Select T. Rowe Price Retirement 2020 Fund, MM Select T. Rowe Price Retirement 2025 Fund, MM Select T. Rowe Price Retirement 2030 Fund, MM Select T. Rowe Price Retirement 2035 Fund, MM Select T. Rowe Price Retirement 2040 Fund, MM Select T. Rowe Price Retirement 2045 Fund, MM Select T. Rowe Price Retirement 2050 Fund, MM Select T. Rowe Price Retirement 2055 Fund, and MM Select T. Rowe Price Retirement 2060 Fund (the “MM Select T. Rowe Price Retirement Funds”) invest their investable assets primarily in shares of MassMutual Funds and T. Rowe Price Funds (together, the “MM Select T. Rowe Price Underlying Funds”). The MM Target Allocation Underlying Funds, MM RetireSMART by JPMorgan Underlying Funds, and MM Select T. Rowe Price Underlying Funds are hereinafter collectively referred to as the “Underlying Funds.”

The financial statements included herein are those of the MM Target Allocation Funds, MM RetireSMART by JPMorgan Funds, and MM Select T. Rowe Price Retirement Funds. The financial statements of the applicable Underlying Funds are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov or by calling MML Advisers at 1-888-309-3539.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes; instead, MML Advisers will determine the fair value of a Fund’s securities in accordance with MML Advisers’ fair valuation policy and procedures. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that an Underlying Fund holds foreign securities that trade on days that foreign securities markets are open.

The net asset value of each Fund is based upon the net asset value(s) of its corresponding Underlying Funds. Shares of the Underlying Funds are valued at their closing net asset values as reported on each business day.

Certain Underlying Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day.

The Prospectuses and Statements of Additional Information (“SAIs”) for the Underlying Funds explain the valuation methods for the Underlying Funds, including the circumstances under which the Underlying Funds may use fair value pricing and the effects of doing so. Such Prospectuses and SAIs are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

158

Notes to Financial Statements (Continued)

Various inputs may be used to determine the value of the Funds’ investments. The Funds categorize the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as summarized below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

Each Fund characterized all investments at Level 1, as of September 30, 2022. For each Fund, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Funds had no Level 3 transfers during the year ended September 30, 2022.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and distributions including realized gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets or another alternative method.

In addition, each Fund will also incur certain fees and expenses indirectly as a shareholder in the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and each Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses indirectly incurred by each Fund will vary.

Foreign Securities

Certain Underlying Funds may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, public health, and diplomatic risks. In addition, fluctuations in currency exchange rates may favorably or unfavorably affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards,

159

Notes to Financial Statements (Continued)

less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadviser

MML Advisers, a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund.

With respect to the MM Target Allocation Funds and MM RetireSMART by JPMorgan Funds, MML Advisers does not receive advisory fees in return for these services.

With respect to the MM Select T. Rowe Price Retirement Funds, in return for these services, MML Advisers receives all-inclusive advisory fees based on each share class of each Fund’s average daily net assets. The all-inclusive advisory fees are computed and accrued daily and payable monthly, and include investment management services and ordinary, recurring operating expenses, but do not cover interest; expenses related to borrowings, securities lending, leverage, taxes, and brokerage; short sale dividend and loan expense; acquired fund fees and expenses; payments pursuant to a Rule 12b-1 plan or similar plan; non-recurring or unusual expenses; and extraordinary legal and other expenses.

The applicable all-inclusive fee rate for each class of an MM Select T. Rowe Price Retirement Fund with a specified target retirement year in its name (“Annual Fee Rate”) shall be determined on each June 1 by calculating the “Years to Target Date” by subtracting the calendar year in which such June 1 falls (e.g., 2030) from the target year in the name of the Fund (e.g., 2060); and (ii) identifying the Annual Fee Rate shown in the table below next to the Years to Target Date so determined. The applicable Annual Fee Rate determined as of any June 1 shall be in effect from, and including, that June 1 through, and including, the following May 31.

	Annual Fee Rate (%)
Years to Target Date	Class I	Class M5	Class M4	Class M3
All Prior Years	0.614%	0.764%	0.764%	0.764%
31	0.613%	0.763%	0.763%	0.763%
30	0.613%	0.763%	0.763%	0.763%
29	0.613%	0.763%	0.763%	0.763%
28	0.613%	0.763%	0.763%	0.763%

160

Notes to Financial Statements (Continued)

	Annual Fee Rate (%)
Years to Target Date	Class I	Class M5	Class M4	Class M3
27	0.613%	0.763%	0.763%	0.763%
26	0.613%	0.763%	0.763%	0.763%
25	0.610%	0.760%	0.760%	0.760%
24	0.608%	0.758%	0.758%	0.758%
23	0.605%	0.755%	0.755%	0.755%
22	0.603%	0.753%	0.753%	0.753%
21	0.599%	0.749%	0.749%	0.749%
20	0.595%	0.745%	0.745%	0.745%
19	0.591%	0.741%	0.741%	0.741%
18	0.586%	0.736%	0.736%	0.736%
17	0.582%	0.732%	0.732%	0.732%
16	0.578%	0.728%	0.728%	0.728%
15	0.573%	0.723%	0.723%	0.723%
14	0.567%	0.717%	0.717%	0.717%
13	0.562%	0.712%	0.712%	0.712%
12	0.556%	0.706%	0.706%	0.706%
11	0.551%	0.701%	0.701%	0.701%
10	0.544%	0.694%	0.694%	0.694%
9	0.537%	0.687%	0.687%	0.687%
8	0.531%	0.681%	0.681%	0.681%
7	0.524%	0.674%	0.674%	0.674%
6	0.517%	0.667%	0.667%	0.667%
5	0.510%	0.660%	0.660%	0.660%
4	0.502%	0.652%	0.652%	0.652%
3	0.495%	0.645%	0.645%	0.645%
2	0.487%	0.637%	0.637%	0.637%
1	0.480%	0.630%	0.630%	0.630%
0	0.474%	0.624%	0.624%	0.624%
(1)	0.469%	0.619%	0.619%	0.619%
(2)	0.463%	0.613%	0.613%	0.613%
(3)	0.458%	0.608%	0.608%	0.608%
(4)	0.452%	0.602%	0.602%	0.602%
(5)	0.446%	0.596%	0.596%	0.596%
(6)	0.440%	0.590%	0.590%	0.590%
(7)	0.433%	0.583%	0.583%	0.583%
(8)	0.427%	0.577%	0.577%	0.577%
Thereafter	0.421%	0.571%	0.571%	0.571%

The all-inclusive fee rate for each class of the MM Select T. Rowe Price Retirement Balanced Fund is as shown below.

	Annual Fee Rate (%)
	Class I	Class M5	Class M4	Class M3
MM Select T. Rowe Price Retirement Balanced Fund	0.396%	0.546%	0.546%	0.546%

MML Advisers has also entered into an investment subadvisory agreement with the unaffiliated investment subadviser, J.P. Morgan, for each of the MM RetireSMART by JPMorgan Funds, and with the unaffiliated investment subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), for each of the MM Select T. Rowe Price Retirement Funds.

161

Notes to Financial Statements (Continued)

MML Advisers pays a subadvisory fee to T. Rowe Price based upon the aggregate net assets under management which includes the average daily net assets of the specified Fund which it manages. The Funds’ subadvisory fees are paid monthly by MML Advisers out of the advisory fees.

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3	Class M5	Class M4	Class M3
20/80 Allocation Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A
40/60 Allocation Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A
60/40 Allocation Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A
80/20 Allocation Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan In Retirement Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2020 Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2025 Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2030 Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2035 Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2040 Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2045 Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2050 Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2055 Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2060 Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A
MM Select T. Rowe Price Retirement Balanced Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2005 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2010 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2015 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2020 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2025 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2030 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2035 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2040 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%

162

Notes to Financial Statements (Continued)

	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3	Class M5	Class M4	Class M3
MM Select T. Rowe Price Retirement 2045 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2050 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2055 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2060 Fund*	None	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%

*

Pursuant to the Fund’s investment advisory agreement, MML Advisers has agreed to pay all of the fees payable by the Fund under the Administrative and Shareholder Services Agreement. As a component of the all-inclusive advisory fees that it receives, MML Advisers receives administrative services fees from the Fund, which are equal to the fees payable under the Administrative and Shareholder Services Agreement.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as a distributor to each Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class R4 shares, Class A shares, and Class M4 shares of each applicable Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares and Class M3 shares of each applicable Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses#, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3
20/80 Allocation Fund*	0.04%	0.14%	0.24%	0.34%	0.49%	0.59%	0.74%
40/60 Allocation Fund*	0.06%	0.16%	0.26%	0.36%	0.51%	0.61%	0.76%
60/40 Allocation Fund*	0.06%	0.16%	0.26%	0.36%	0.51%	0.61%	0.76%
80/20 Allocation Fund*	0.09%	0.19%	0.29%	0.39%	0.54%	0.64%	0.79%
MM RetireSMART by JPMorgan In Retirement Fund*	0.06%	0.16%	0.26%	0.36%	0.51%	0.61%	0.76%
MM RetireSMART by JPMorgan 2020 Fund*	0.04%	0.14%	0.24%	0.34%	0.49%	0.59%	0.74%
MM RetireSMART by JPMorgan 2025 Fund*	0.01%	0.11%	0.21%	0.31%	0.46%	0.56%	0.71%
MM RetireSMART by JPMorgan 2030 Fund*	0.04%	0.14%	0.24%	0.34%	0.49%	0.59%	0.74%
MM RetireSMART by JPMorgan 2035 Fund*	0.05%	0.15%	0.25%	0.35%	0.50%	0.60%	0.75%
MM RetireSMART by JPMorgan 2040 Fund*	0.04%	0.14%	0.24%	0.34%	0.49%	0.59%	0.74%
MM RetireSMART by JPMorgan 2045 Fund*	0.02%	0.12%	0.22%	0.32%	0.47%	0.57%	0.72%
MM RetireSMART by JPMorgan 2050 Fund*	0.02%	0.12%	0.22%	0.32%	0.47%	0.57%	0.72%
MM RetireSMART by JPMorgan 2055 Fund*	0.00%	0.10%	0.20%	0.30%	0.45%	0.55%	0.70%
MM RetireSMART by JPMorgan 2060 Fund*	0.00%	0.10%	0.20%	0.30%	0.45%	0.55%	0.70%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through January 31, 2023.

163

Notes to Financial Statements (Continued)

Effective February 1, 2022, MML Advisers has agreed to cap the fees and expenses of the Fund noted below (other than extraordinary legal and other expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class I	Class M5	Class M4	Class M3
MM Select T. Rowe Price Retirement Balanced Fund*	0.34%	0.49%	0.74%	0.99%

*	Expense caps in effect through January 31, 2023.

Prior to February 1, 2022, MML Advisers had agreed to cap the fees and expenses of the Fund noted below (other than extraordinary legal and other expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class I	Class M5	Class M4	Class M3
MM Select T. Rowe Price Retirement Balanced Fund	0.33%	0.48%	0.73%	0.98%

MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary legal and other expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class M5	Class M4	Class M3
MM Select T. Rowe Price Retirement 2005 Fund*	0.34%	0.49%	0.74%	0.99%
MM Select T. Rowe Price Retirement 2010 Fund*	0.34%	0.49%	0.74%	0.99%
MM Select T. Rowe Price Retirement 2015 Fund*	0.36%	0.51%	0.76%	1.01%
MM Select T. Rowe Price Retirement 2020 Fund*	0.37%	0.53%	0.78%	1.03%
MM Select T. Rowe Price Retirement 2025 Fund*	0.39%	0.55%	0.80%	1.05%
MM Select T. Rowe Price Retirement 2030 Fund*	0.41%	0.58%	0.83%	1.08%
MM Select T. Rowe Price Retirement 2035 Fund*	0.42%	0.59%	0.84%	1.09%
MM Select T. Rowe Price Retirement 2040 Fund*	0.43%	0.60%	0.85%	1.10%
MM Select T. Rowe Price Retirement 2045 Fund*	0.44%	0.62%	0.87%	1.12%
MM Select T. Rowe Price Retirement 2050 Fund*	0.45%	0.63%	0.88%	1.13%
MM Select T. Rowe Price Retirement 2055 Fund*	0.46%	0.64%	0.89%	1.14%
MM Select T. Rowe Price Retirement 2060 Fund*	0.46%	0.64%	0.89%	1.14%

*	Expense caps in effect through January 31, 2023.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

164

Notes to Financial Statements (Continued)

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by related parties at September 30, 2022:

Total % Ownership by Related Party
20/80 Allocation Fund	92.9%
40/60 Allocation Fund	93.4%
60/40 Allocation Fund	94.3%
80/20 Allocation Fund	91.0%
MM RetireSMART by JPMorgan In Retirement Fund	90.6%
MM RetireSMART by JPMorgan 2020 Fund	98.3%
MM RetireSMART by JPMorgan 2025 Fund	99.3%
MM RetireSMART by JPMorgan 2030 Fund	95.1%
MM RetireSMART by JPMorgan 2035 Fund	99.9%
MM RetireSMART by JPMorgan 2040 Fund	98.7%
MM RetireSMART by JPMorgan 2045 Fund	100.0%
MM RetireSMART by JPMorgan 2050 Fund	99.9%
MM RetireSMART by JPMorgan 2055 Fund	100.0%
MM RetireSMART by JPMorgan 2060 Fund	95.0%
MM Select T. Rowe Price Retirement Balanced Fund	95.8%
MM Select T. Rowe Price Retirement 2005 Fund	94.6%
MM Select T. Rowe Price Retirement 2010 Fund	96.8%
MM Select T. Rowe Price Retirement 2015 Fund	89.9%
MM Select T. Rowe Price Retirement 2020 Fund	94.5%
MM Select T. Rowe Price Retirement 2025 Fund	95.3%
MM Select T. Rowe Price Retirement 2030 Fund	92.5%
MM Select T. Rowe Price Retirement 2035 Fund	90.6%
MM Select T. Rowe Price Retirement 2040 Fund	92.1%
MM Select T. Rowe Price Retirement 2045 Fund	90.1%
MM Select T. Rowe Price Retirement 2050 Fund	92.8%
MM Select T. Rowe Price Retirement 2055 Fund	93.1%
MM Select T. Rowe Price Retirement 2060 Fund	92.1%

165

Notes to Financial Statements (Continued)

4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investments in Underlying Funds for the year ended September 30, 2022, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long- Term Securities	Long-Term U.S. Government Securities	Other Long- Term Securities
20/80 Allocation Fund	$—	$49,531,260	$—	$53,706,250
40/60 Allocation Fund	—	71,259,751	—	66,595,271
60/40 Allocation Fund	—	50,860,240	—	56,920,805
80/20 Allocation Fund	—	43,437,500	—	38,831,035
MM RetireSMART by JPMorgan In Retirement Fund	—	59,261,219	—	68,274,182
MM RetireSMART by JPMorgan 2020 Fund	—	110,872,198	—	165,915,139
MM RetireSMART by JPMorgan 2025 Fund	—	96,885,348	—	110,692,699
MM RetireSMART by JPMorgan 2030 Fund	—	221,146,058	—	226,771,559
MM RetireSMART by JPMorgan 2035 Fund	—	106,599,975	—	106,125,098
MM RetireSMART by JPMorgan 2040 Fund	—	175,548,042	—	169,870,939
MM RetireSMART by JPMorgan 2045 Fund	—	83,181,272	—	75,992,167
MM RetireSMART by JPMorgan 2050 Fund	—	131,651,824	—	112,949,591
MM RetireSMART by JPMorgan 2055 Fund	—	45,537,236	—	39,966,716
MM RetireSMART by JPMorgan 2060 Fund	—	17,248,728	—	16,457,238
MM Select T. Rowe Price Retirement Balanced Fund	—	66,161,313	—	63,605,499
MM Select T. Rowe Price Retirement 2005 Fund	—	11,442,375	—	10,329,539
MM Select T. Rowe Price Retirement 2010 Fund	—	44,436,811	—	57,991,708
MM Select T. Rowe Price Retirement 2015 Fund	—	50,946,852	—	62,497,121
MM Select T. Rowe Price Retirement 2020 Fund	—	236,918,895	—	337,063,850
MM Select T. Rowe Price Retirement 2025 Fund	—	250,129,267	—	263,762,588
MM Select T. Rowe Price Retirement 2030 Fund	—	500,593,838	—	517,779,292
MM Select T. Rowe Price Retirement 2035 Fund	—	279,453,300	—	197,148,778
MM Select T. Rowe Price Retirement 2040 Fund	—	470,084,838	—	363,995,885
MM Select T. Rowe Price Retirement 2045 Fund	—	233,723,359	—	128,618,639
MM Select T. Rowe Price Retirement 2050 Fund	—	345,944,034	—	233,663,623
MM Select T. Rowe Price Retirement 2055 Fund	—	163,181,776	—	72,197,116
MM Select T. Rowe Price Retirement 2060 Fund	—	93,072,794	—	29,564,292

5. Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
20/80 Allocation Fund Class I
Sold	423,951	$4,033,587	615,986	$6,449,363
Issued as reinvestment of dividends	124,256	1,238,827	99,828	1,021,241
Redeemed	(768,339)	(7,376,388)	(651,575)	(6,830,052)
Net increase (decrease)	(220,132)	$(2,103,974)	64,239	$640,552
20/80 Allocation Fund Class R5
Sold	322,000	$3,418,809	126,991	$1,317,054
Issued as reinvestment of dividends	60,379	600,769	36,640	374,459
Redeemed	(661,324)	(6,325,229)	(162,700)	(1,680,656)
Net increase (decrease)	(278,945)	$(2,305,651)	931	$10,857

166

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
20/80 Allocation Fund Service Class
Sold	1,337,448	$12,737,043	1,559,590	$16,274,460
Issued as reinvestment of dividends	806,593	8,033,664	595,369	6,084,666
Redeemed	(1,480,152)	(13,991,530)	(1,568,488)	(16,419,817)
Net increase (decrease)	663,889	$6,779,177	586,471	$5,939,309
20/80 Allocation Fund Administrative Class
Sold	256,571	$2,459,877	439,757	$4,609,186
Issued as reinvestment of dividends	138,029	1,380,292	168,833	1,730,543
Redeemed	(761,541)	(7,743,462)	(1,360,972)	(14,371,285)
Net increase (decrease)	(366,941)	$(3,903,293)	(752,382)	$(8,031,556)
20/80 Allocation Fund Class R4
Sold	66,574	$642,276	57,700	$611,704
Issued as reinvestment of dividends	24,105	245,146	15,984	166,392
Redeemed	(125,883)	(1,232,895)	(328,611)	(3,501,190)
Net increase (decrease)	(35,204)	$(345,473)	(254,927)	$(2,723,094)
20/80 Allocation Fund Class A
Sold	177,692	$1,720,692	417,925	$4,408,912
Issued as reinvestment of dividends	113,100	1,138,922	98,820	1,019,820
Redeemed	(459,164)	(4,481,851)	(787,909)	(8,264,988)
Net increase (decrease)	(168,372)	$(1,622,237)	(271,164)	$(2,836,256)
20/80 Allocation Fund Class R3
Sold	344,254	$3,277,658	78,669	$817,184
Issued as reinvestment of dividends	35,734	352,697	34,595	350,793
Redeemed	(427,407)	(3,949,015)	(248,227)	(2,565,962)
Net increase (decrease)	(47,419)	$(318,660)	(134,963)	$(1,397,985)
40/60 Allocation Fund Class I
Sold	1,388,047	$13,549,712	1,774,313	$17,979,487
Issued as reinvestment of dividends	420,782	4,148,911	236,206	2,350,248
Redeemed	(2,543,747)	(23,796,873)	(1,267,232)	(13,037,459)
Net increase (decrease)	(734,918)	$(6,098,250)	743,287	$7,292,276
40/60 Allocation Fund Class R5
Sold	538,833	$5,647,066	151,980	$1,552,334
Issued as reinvestment of dividends	104,528	1,032,740	54,493	542,748
Redeemed	(777,160)	(7,616,042)	(346,473)	(3,594,179)
Net increase (decrease)	(133,799)	$(936,236)	(140,000)	$(1,499,097)
40/60 Allocation Fund Service Class
Sold	193,014	$1,845,937	220,392	$2,281,990
Issued as reinvestment of dividends	135,156	1,343,448	93,106	932,924
Redeemed	(353,931)	(3,345,263)	(510,566)	(5,282,833)
Net increase (decrease)	(25,761)	$(155,878)	(197,068)	$(2,067,919)
40/60 Allocation Fund Administrative Class
Sold	193,470	$1,843,868	346,012	$3,577,044
Issued as reinvestment of dividends	308,979	3,071,255	254,207	2,544,613
Redeemed	(1,227,855)	(12,127,557)	(1,817,227)	(18,785,468)
Net increase (decrease)	(725,406)	$(7,212,434)	(1,217,008)	$(12,663,811)
40/60 Allocation Fund Class R4
Sold	1,655,895	$15,864,204	564,138	$5,824,766
Issued as reinvestment of dividends	301,285	2,964,646	148,002	1,469,659
Redeemed	(1,102,485)	(10,287,186)	(632,927)	(6,495,870)
Net increase (decrease)	854,695	$8,541,664	79,213	$798,555

167

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
40/60 Allocation Fund Class A
Sold	380,461	$3,580,805	489,022	$5,085,574
Issued as reinvestment of dividends	444,808	4,443,631	329,317	3,312,929
Redeemed	(1,105,489)	(10,926,047)	(2,073,497)	(21,389,001)
Net increase (decrease)	(280,220)	$(2,901,611)	(1,255,158)	$(12,990,498)
40/60 Allocation Fund Class R3
Sold	1,872,290	$19,355,867	112,053	$1,145,520
Issued as reinvestment of dividends	167,009	1,638,358	43,594	432,892
Redeemed	(841,536)	(7,922,523)	(347,982)	(3,562,829)
Net increase (decrease)	1,197,763	$13,071,702	(192,335)	$(1,984,417)
60/40 Allocation Fund Class I
Sold	1,234,145	$12,093,525	1,324,400	$13,802,997
Issued as reinvestment of dividends	383,320	3,794,867	109,832	1,097,223
Redeemed	(707,895)	(6,930,602)	(1,079,496)	(11,418,028)
Net increase (decrease)	909,570	$8,957,790	354,736	$3,482,192
60/40 Allocation Fund Class R5
Sold	644,350	$7,118,216	375,184	$3,957,691
Issued as reinvestment of dividends	324,915	3,219,903	69,135	691,355
Redeemed	(1,814,154)	(17,819,753)	(189,198)	(2,033,072)
Net increase (decrease)	(844,889)	$(7,481,634)	255,121	$2,615,974
60/40 Allocation Fund Service Class
Sold	305,096	$2,990,863	304,693	$3,166,826
Issued as reinvestment of dividends	315,644	3,146,970	99,600	1,000,979
Redeemed	(333,038)	(3,068,410)	(796,540)	(8,366,434)
Net increase (decrease)	287,702	$3,069,423	(392,247)	$(4,198,629)
60/40 Allocation Fund Administrative Class
Sold	404,343	$3,819,249	800,325	$8,316,287
Issued as reinvestment of dividends	639,487	6,382,082	244,773	2,459,971
Redeemed	(1,907,803)	(19,592,899)	(1,751,607)	(18,821,973)
Net increase (decrease)	(863,973)	$(9,391,568)	(706,509)	$(8,045,715)
60/40 Allocation Fund Class R4
Sold	205,498	$1,953,469	200,230	$2,104,590
Issued as reinvestment of dividends	122,080	1,207,371	35,427	353,565
Redeemed	(305,696)	(3,032,290)	(334,841)	(3,514,284)
Net increase (decrease)	21,882	$128,550	(99,184)	$(1,056,129)
60/40 Allocation Fund Class A
Sold	332,144	$3,196,807	389,012	$4,151,546
Issued as reinvestment of dividends	669,698	6,723,767	209,725	2,120,316
Redeemed	(698,211)	(6,966,841)	(1,632,730)	(17,002,589)
Net increase (decrease)	303,631	$2,953,733	(1,033,993)	$(10,730,727)
60/40 Allocation Fund Class R3
Sold	148,165	$1,379,297	204,509	$2,113,598
Issued as reinvestment of dividends	151,843	1,497,170	54,392	540,657
Redeemed	(406,930)	(4,105,982)	(612,561)	(6,345,737)
Net increase (decrease)	(106,922)	$(1,229,515)	(353,660)	$(3,691,482)

168

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
80/20 Allocation Fund Class I
Sold	876,254	$9,538,289	1,133,608	$12,697,745
Issued as reinvestment of dividends	400,286	4,471,193	173,201	1,893,092
Redeemed	(739,056)	(7,875,775)	(1,102,794)	(12,598,517)
Net increase (decrease)	537,484	$6,133,707	204,015	$1,992,320
80/20 Allocation Fund Class R5
Sold	308,793	$3,597,966	187,092	$2,161,751
Issued as reinvestment of dividends	93,050	1,041,225	30,792	336,870
Redeemed	(642,285)	(7,111,964)	(191,092)	(2,249,210)
Net increase (decrease)	(240,442)	$(2,472,773)	26,792	$249,411
80/20 Allocation Fund Service Class
Sold	443,848	$4,823,322	543,749	$6,294,363
Issued as reinvestment of dividends	161,233	1,807,424	51,714	567,307
Redeemed	(461,582)	(5,096,316)	(353,074)	(4,049,511)
Net increase (decrease)	143,499	$1,534,430	242,389	$2,812,159
80/20 Allocation Fund Administrative Class
Sold	368,149	$4,124,673	381,941	$4,543,880
Issued as reinvestment of dividends	221,372	2,483,791	100,058	1,097,631
Redeemed	(588,613)	(6,532,805)	(780,438)	(9,259,559)
Net increase (decrease)	908	$75,659	(298,439)	$(3,618,048)
80/20 Allocation Fund Class R4
Sold	424,491	$4,200,012	175,865	$2,032,505
Issued as reinvestment of dividends	137,055	1,513,090	54,309	587,085
Redeemed	(365,828)	(3,874,857)	(374,989)	(4,198,588)
Net increase (decrease)	195,718	$1,838,245	(144,815)	$(1,578,998)
80/20 Allocation Fund Class A
Sold	276,585	$2,783,968	307,327	$3,623,235
Issued as reinvestment of dividends	270,081	3,033,006	118,606	1,301,110
Redeemed	(911,845)	(10,305,455)	(761,299)	(8,525,884)
Net increase (decrease)	(365,179)	$(4,488,481)	(335,366)	$(3,601,539)
80/20 Allocation Fund Class R3
Sold	145,996	$1,522,676	199,256	$2,264,624
Issued as reinvestment of dividends	176,089	1,933,462	84,916	913,691
Redeemed	(298,674)	(3,286,886)	(452,535)	(5,200,098)
Net increase (decrease)	23,411	$169,252	(168,363)	$(2,021,783)
MM RetireSMART by JPMorgan In Retirement Fund Class I
Sold	326,376	$3,627,768	285,890	$3,556,472
Issued as reinvestment of dividends	190,731	2,168,614	105,722	1,281,353
Redeemed	(389,315)	(4,312,671)	(658,698)	(8,162,103)
Net increase (decrease)	127,792	$1,483,711	(267,086)	$(3,324,278)
MM RetireSMART by JPMorgan In Retirement Fund Class R5
Sold	25,753	$275,531	99,622	$1,242,945
Issued as reinvestment of dividends	49,925	570,147	27,747	337,121
Redeemed	(183,020)	(2,271,761)	(92,620)	(1,144,336)
Net increase (decrease)	(107,342)	$(1,426,083)	34,749	$435,730

169

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan In Retirement Fund Service Class
Sold	104,816	$1,133,320	89,204	$1,120,546
Issued as reinvestment of dividends	107,168	1,226,005	82,037	998,395
Redeemed	(385,402)	(4,145,388)	(755,069)	(9,240,643)
Net increase (decrease)	(173,418)	$(1,786,063)	(583,828)	$(7,121,702)
MM RetireSMART by JPMorgan In Retirement Fund Administrative Class
Sold	183,237	$1,970,479	297,386	$3,672,887
Issued as reinvestment of dividends	323,773	3,703,959	144,413	1,758,950
Redeemed	(628,407)	(7,096,600)	(480,666)	(6,027,023)
Net increase (decrease)	(121,397)	$(1,422,162)	(38,867)	$(595,186)
MM RetireSMART by JPMorgan In Retirement Fund Class R4
Sold	751,231	$8,053,513	71,878	$888,601
Issued as reinvestment of dividends	127,135	1,429,001	64,731	776,122
Redeemed	(801,273)	(8,517,064)	(401,228)	(4,911,431)
Net increase (decrease)	77,093	$965,450	(264,619)	$(3,246,708)
MM RetireSMART by JPMorgan In Retirement Fund Class A
Sold	52,812	$569,104	509,268	$6,265,641
Issued as reinvestment of dividends	131,835	1,508,190	346,594	4,176,453
Redeemed	(252,796)	(2,861,206)	(5,917,774)	(74,471,290)
Net increase (decrease)	(68,149)	$(783,912)	(5,061,912)	$(64,029,196)
MM RetireSMART by JPMorgan In Retirement Fund Class R3
Sold	364,136	$3,762,568	261,713	$3,207,151
Issued as reinvestment of dividends	229,439	2,558,247	132,911	1,581,636
Redeemed	(649,003)	(7,064,574)	(992,850)	(12,159,534)
Net increase (decrease)	(55,428)	$(743,759)	(598,226)	$(7,370,747)
MM RetireSMART by JPMorgan 2020 Fund Class I
Sold	666,104	$7,748,692	1,144,273	$14,769,325
Issued as reinvestment of dividends	448,203	5,427,736	202,557	2,564,369
Redeemed	(1,197,840)	(13,771,332)	(1,026,214)	(13,423,600)
Net increase (decrease)	(83,533)	$(594,904)	320,616	$3,910,094
MM RetireSMART by JPMorgan 2020 Fund Class R5
Sold	276,373	$3,239,613	494,973	$6,414,846
Issued as reinvestment of dividends	296,876	3,589,231	192,661	2,435,234
Redeemed	(1,108,675)	(13,445,609)	(1,301,102)	(16,835,010)
Net increase (decrease)	(535,426)	$(6,616,765)	(613,468)	$(7,984,930)
MM RetireSMART by JPMorgan 2020 Fund Service Class
Sold	135,551	$1,604,963	242,063	$3,190,490
Issued as reinvestment of dividends	234,082	2,853,464	141,523	1,803,008
Redeemed	(1,647,808)	(19,622,801)	(1,027,042)	(13,363,004)
Net increase (decrease)	(1,278,175)	$(15,164,374)	(643,456)	$(8,369,506)
MM RetireSMART by JPMorgan 2020 Fund Administrative Class
Sold	230,012	$2,678,038	415,118	$5,407,164
Issued as reinvestment of dividends	276,651	3,361,305	185,753	2,359,066
Redeemed	(1,722,111)	(21,376,425)	(1,149,396)	(14,924,632)
Net increase (decrease)	(1,215,448)	$(15,337,082)	(548,525)	$(7,158,402)

170

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2020 Fund Class R4
Sold	223,131	$2,570,365	229,725	$2,904,104
Issued as reinvestment of dividends	184,421	2,185,392	117,812	1,462,041
Redeemed	(620,282)	(7,540,009)	(943,885)	(12,011,412)
Net increase (decrease)	(212,730)	$(2,784,252)	(596,348)	$(7,645,267)
MM RetireSMART by JPMorgan 2020 Fund Class A
Sold	85,568	$989,774	537,618	$6,869,712
Issued as reinvestment of dividends	240,406	2,911,317	366,079	4,612,594
Redeemed	(679,637)	(8,119,220)	(5,621,623)	(74,038,355)
Net increase (decrease)	(353,663)	$(4,218,129)	(4,717,926)	$(62,556,049)
MM RetireSMART by JPMorgan 2020 Fund Class R3
Sold	644,883	$7,055,806	343,043	$4,321,845
Issued as reinvestment of dividends	432,493	5,025,570	239,400	2,920,677
Redeemed	(1,282,920)	(14,353,839)	(1,499,699)	(18,801,742)
Net increase (decrease)	(205,544)	$(2,272,463)	(917,256)	$(11,559,220)
MM RetireSMART by JPMorgan 2025 Fund Class I
Sold	680,009	$7,840,753	863,739	$11,356,222
Issued as reinvestment of dividends	556,875	6,727,045	255,852	3,213,506
Redeemed	(928,540)	(10,770,815)	(979,583)	(12,884,902)
Net increase (decrease)	308,344	$3,796,983	140,008	$1,684,826
MM RetireSMART by JPMorgan 2025 Fund Class R5
Sold	22,491	$256,692	63,844	$829,287
Issued as reinvestment of dividends	13,922	170,263	2,673	33,951
Redeemed	(17,844)	(197,559)	(3,263)	(43,351)
Net increase (decrease)	18,569	$229,396	63,254	$819,887
MM RetireSMART by JPMorgan 2025 Fund Service Class
Sold	121,698	$1,423,126	61,564	$807,346
Issued as reinvestment of dividends	82,875	1,005,276	44,574	561,635
Redeemed	(473,798)	(5,555,801)	(262,634)	(3,469,340)
Net increase (decrease)	(269,225)	$(3,127,399)	(156,496)	$(2,100,359)
MM RetireSMART by JPMorgan 2025 Fund Administrative Class
Sold	385,967	$4,532,380	430,375	$5,542,338
Issued as reinvestment of dividends	335,378	4,048,008	196,440	2,465,327
Redeemed	(817,664)	(9,453,047)	(1,289,318)	(16,802,749)
Net increase (decrease)	(96,319)	$(872,659)	(662,503)	$(8,795,084)
MM RetireSMART by JPMorgan 2025 Fund Class R4
Sold	286,564	$3,239,691	446,282	$5,747,965
Issued as reinvestment of dividends	266,161	3,159,331	154,549	1,910,226
Redeemed	(569,428)	(6,851,847)	(889,691)	(11,407,565)
Net increase (decrease)	(16,703)	$(452,825)	(288,860)	$(3,749,374)
MM RetireSMART by JPMorgan 2025 Fund Class A
Sold	193,654	$2,221,071	766,755	$9,748,190
Issued as reinvestment of dividends	109,158	1,319,721	362,780	4,502,094
Redeemed	(458,106)	(5,354,771)	(5,816,794)	(76,781,258)
Net increase (decrease)	(155,294)	$(1,813,979)	(4,687,259)	$(62,530,974)

171

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2025 Fund Class R3
Sold	500,081	$5,772,128	560,258	$7,201,658
Issued as reinvestment of dividends	578,831	6,859,146	309,536	3,819,675
Redeemed	(1,554,963)	(17,720,728)	(1,854,093)	(23,820,670)
Net increase (decrease)	(476,051)	$(5,089,454)	(984,299)	$(12,799,337)
MM RetireSMART by JPMorgan 2030 Fund Class I
Sold	1,203,134	$14,332,736	1,549,695	$20,256,456
Issued as reinvestment of dividends	605,796	7,590,627	217,866	2,771,252
Redeemed	(859,968)	(10,383,358)	(1,231,880)	(16,363,227)
Net increase (decrease)	948,962	$11,540,005	535,681	$6,664,481
MM RetireSMART by JPMorgan 2030 Fund Class R5
Sold	1,281,379	$16,763,225	809,595	$10,828,705
Issued as reinvestment of dividends	792,277	9,879,698	290,959	3,683,540
Redeemed	(1,000,087)	(12,356,017)	(1,353,355)	(17,502,726)
Net increase (decrease)	1,073,569	$14,286,906	(252,801)	$(2,990,481)
MM RetireSMART by JPMorgan 2030 Fund Service Class
Sold	416,104	$4,909,520	529,922	$7,049,742
Issued as reinvestment of dividends	388,790	4,887,084	194,875	2,484,660
Redeemed	(2,538,103)	(31,203,765)	(1,581,653)	(20,615,673)
Net increase (decrease)	(1,733,209)	$(21,407,161)	(856,856)	$(11,081,271)
MM RetireSMART by JPMorgan 2030 Fund Administrative Class
Sold	593,909	$7,077,979	837,105	$11,009,820
Issued as reinvestment of dividends	661,465	8,294,775	274,784	3,495,256
Redeemed	(1,955,644)	(23,624,714)	(1,391,908)	(18,381,702)
Net increase (decrease)	(700,270)	$(8,251,960)	(280,019)	$(3,876,626)
MM RetireSMART by JPMorgan 2030 Fund Class R4
Sold	364,708	$4,261,776	352,659	$4,601,570
Issued as reinvestment of dividends	264,697	3,261,072	129,328	1,617,889
Redeemed	(799,032)	(10,081,060)	(938,033)	(12,272,606)
Net increase (decrease)	(169,627)	$(2,558,212)	(456,046)	$(6,053,147)
MM RetireSMART by JPMorgan 2030 Fund Class A
Sold	372,786	$4,382,292	738,006	$9,420,283
Issued as reinvestment of dividends	313,069	3,907,101	357,282	4,508,898
Redeemed	(776,370)	(9,251,517)	(6,114,598)	(82,681,362)
Net increase (decrease)	(90,515)	$(962,124)	(5,019,310)	$(68,752,181)
MM RetireSMART by JPMorgan 2030 Fund Class R3
Sold	1,065,678	$12,199,652	653,877	$8,513,868
Issued as reinvestment of dividends	820,572	9,912,512	331,833	4,084,867
Redeemed	(1,157,250)	(13,260,465)	(2,082,719)	(26,502,408)
Net increase (decrease)	729,000	$8,851,699	(1,097,009)	$(13,903,673)
MM RetireSMART by JPMorgan 2035 Fund Class I
Sold	706,972	$8,595,786	703,560	$9,562,168
Issued as reinvestment of dividends	590,064	7,493,815	161,546	2,098,478
Redeemed	(946,853)	(11,913,043)	(610,058)	(8,314,494)
Net increase (decrease)	350,183	$4,176,558	255,048	$3,346,152

172

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2035 Fund Class R5
Sold	31,149	$376,615	56,642	$750,936
Issued as reinvestment of dividends	38,740	492,774	8,543	111,139
Redeemed	(54,922)	(617,656)	(5,612)	(74,692)
Net increase (decrease)	14,967	$251,733	59,573	$787,383
MM RetireSMART by JPMorgan 2035 Fund Service Class
Sold	96,635	$1,182,111	70,952	$976,059
Issued as reinvestment of dividends	86,422	1,116,572	28,465	375,163
Redeemed	(124,554)	(1,608,748)	(211,228)	(3,007,329)
Net increase (decrease)	58,503	$689,935	(111,811)	$(1,656,107)
MM RetireSMART by JPMorgan 2035 Fund Administrative Class
Sold	511,058	$6,316,851	615,738	$8,406,883
Issued as reinvestment of dividends	334,899	4,300,099	94,744	1,243,039
Redeemed	(1,105,064)	(13,752,401)	(796,934)	(10,864,345)
Net increase (decrease)	(259,107)	$(3,135,451)	(86,452)	$(1,214,423)
MM RetireSMART by JPMorgan 2035 Fund Class R4
Sold	295,268	$3,449,835	293,320	$3,998,036
Issued as reinvestment of dividends	248,498	3,138,533	80,786	1,043,751
Redeemed	(336,147)	(4,290,156)	(698,757)	(9,497,690)
Net increase (decrease)	207,619	$2,298,212	(324,651)	$(4,455,903)
MM RetireSMART by JPMorgan 2035 Fund Class A
Sold	98,528	$1,191,771	576,840	$7,489,927
Issued as reinvestment of dividends	124,061	1,587,976	145,968	1,894,666
Redeemed	(466,347)	(5,920,195)	(3,241,003)	(45,741,274)
Net increase (decrease)	(243,758)	$(3,140,448)	(2,518,195)	$(36,356,681)
MM RetireSMART by JPMorgan 2035 Fund Class R3
Sold	630,921	$7,485,737	472,713	$6,381,523
Issued as reinvestment of dividends	571,656	7,197,154	169,353	2,182,956
Redeemed	(800,783)	(9,972,438)	(1,444,042)	(19,307,677)
Net increase (decrease)	401,794	$4,710,453	(801,976)	$(10,743,198)
MM RetireSMART by JPMorgan 2040 Fund Class I
Sold	1,075,427	$12,911,956	880,821	$12,009,397
Issued as reinvestment of dividends	561,722	7,184,429	68,783	883,182
Redeemed	(622,851)	(7,656,556)	(671,888)	(9,022,244)
Net increase (decrease)	1,014,298	$12,439,829	277,716	$3,870,335
MM RetireSMART by JPMorgan 2040 Fund Class R5
Sold	558,573	$6,714,498	744,446	$10,190,324
Issued as reinvestment of dividends	605,434	7,743,505	86,727	1,113,580
Redeemed	(770,478)	(10,439,290)	(850,104)	(11,217,355)
Net increase (decrease)	393,529	$4,018,713	(18,931)	$86,549
MM RetireSMART by JPMorgan 2040 Fund Service Class
Sold	521,544	$6,514,305	390,578	$5,328,872
Issued as reinvestment of dividends	302,006	3,883,802	40,701	525,453
Redeemed	(1,597,050)	(19,721,303)	(658,350)	(8,931,733)
Net increase (decrease)	(773,500)	$(9,323,196)	(227,071)	$(3,077,408)

173

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2040 Fund Administrative Class
Sold	805,936	$9,988,039	835,431	$11,198,935
Issued as reinvestment of dividends	690,533	8,831,913	78,492	1,007,829
Redeemed	(1,687,925)	(20,440,260)	(895,395)	(11,911,517)
Net increase (decrease)	(191,456)	$(1,620,308)	18,528	$295,247
MM RetireSMART by JPMorgan 2040 Fund Class R4
Sold	227,577	$2,706,756	215,837	$2,861,206
Issued as reinvestment of dividends	215,585	2,703,434	31,543	398,076
Redeemed	(371,938)	(4,699,305)	(903,189)	(11,952,792)
Net increase (decrease)	71,224	$710,885	(655,809)	$(8,693,510)
MM RetireSMART by JPMorgan 2040 Fund Class A
Sold	225,774	$2,727,256	597,044	$7,565,347
Issued as reinvestment of dividends	236,010	3,004,403	70,650	900,085
Redeemed	(742,122)	(9,448,618)	(3,209,113)	(44,644,697)
Net increase (decrease)	(280,338)	$(3,716,959)	(2,541,419)	$(36,179,265)
MM RetireSMART by JPMorgan 2040 Fund Class R3
Sold	912,147	$10,629,034	493,967	$6,414,595
Issued as reinvestment of dividends	594,490	7,294,397	70,673	875,634
Redeemed	(783,064)	(9,278,077)	(1,596,340)	(20,625,554)
Net increase (decrease)	723,573	$8,645,354	(1,031,700)	$(13,335,325)
MM RetireSMART by JPMorgan 2045 Fund Class I
Sold	592,449	$7,567,213	525,252	$7,283,265
Issued as reinvestment of dividends	404,436	5,197,007	78,039	1,026,207
Redeemed	(392,045)	(5,049,069)	(350,179)	(4,929,608)
Net increase (decrease)	604,840	$7,715,151	253,112	$3,379,864
MM RetireSMART by JPMorgan 2045 Fund Class R5
Sold	21,658	$276,808	28,352	$390,936
Issued as reinvestment of dividends	16,774	215,718	3,044	40,056
Redeemed	(8,061)	(104,904)	(19,682)	(262,161)
Net increase (decrease)	30,371	$387,622	11,714	$168,831
MM RetireSMART by JPMorgan 2045 Fund Service Class
Sold	78,611	$937,620	46,531	$663,690
Issued as reinvestment of dividends	58,302	750,930	12,734	167,829
Redeemed	(125,387)	(1,653,145)	(111,768)	(1,554,783)
Net increase (decrease)	11,526	$35,405	(52,503)	$(723,264)
MM RetireSMART by JPMorgan 2045 Fund Administrative Class
Sold	436,888	$5,335,791	651,275	$8,846,530
Issued as reinvestment of dividends	321,804	4,119,090	63,564	832,689
Redeemed	(824,739)	(10,517,062)	(543,064)	(7,557,809)
Net increase (decrease)	(66,047)	$(1,062,181)	171,775	$2,121,410
MM RetireSMART by JPMorgan 2045 Fund Class R4
Sold	255,261	$3,074,716	333,371	$4,599,616
Issued as reinvestment of dividends	244,492	3,070,820	61,722	795,600
Redeemed	(209,554)	(2,780,735)	(607,999)	(8,555,563)
Net increase (decrease)	290,199	$3,364,801	(212,906)	$(3,160,347)

174

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2045 Fund Class A
Sold	124,962	$1,514,932	453,468	$5,894,716
Issued as reinvestment of dividends	109,182	1,394,259	95,054	1,232,845
Redeemed	(406,878)	(5,425,760)	(2,135,096)	(30,690,124)
Net increase (decrease)	(172,734)	$(2,516,569)	(1,586,574)	$(23,562,563)
MM RetireSMART by JPMorgan 2045 Fund Class R3
Sold	533,627	$6,223,059	357,666	$4,891,336
Issued as reinvestment of dividends	497,572	6,234,573	125,817	1,619,261
Redeemed	(650,613)	(8,240,767)	(1,361,566)	(18,459,287)
Net increase (decrease)	380,586	$4,216,865	(878,083)	$(11,948,690)
MM RetireSMART by JPMorgan 2050 Fund Class I
Sold	1,231,698	$11,292,625	727,345	$7,255,731
Issued as reinvestment of dividends	425,658	4,001,187	47,153	439,469
Redeemed	(574,106)	(5,220,764)	(454,192)	(4,504,645)
Net increase (decrease)	1,083,250	$10,073,048	320,306	$3,190,555
MM RetireSMART by JPMorgan 2050 Fund Class R5
Sold	858,393	$7,586,241	1,076,622	$10,688,801
Issued as reinvestment of dividends	721,868	6,771,126	107,786	1,003,491
Redeemed	(682,322)	(6,453,048)	(1,525,906)	(14,601,024)
Net increase (decrease)	897,939	$7,904,319	(341,498)	$(2,908,732)
MM RetireSMART by JPMorgan 2050 Fund Service Class
Sold	455,042	$4,161,020	404,635	$3,962,019
Issued as reinvestment of dividends	189,649	1,792,181	24,906	233,370
Redeemed	(1,229,167)	(10,982,339)	(445,648)	(4,332,948)
Net increase (decrease)	(584,476)	$(5,029,138)	(16,107)	$(137,559)
MM RetireSMART by JPMorgan 2050 Fund Administrative Class
Sold	946,201	$8,542,156	1,083,935	$10,593,161
Issued as reinvestment of dividends	672,285	6,326,202	74,280	693,031
Redeemed	(1,299,460)	(11,686,683)	(842,002)	(8,269,128)
Net increase (decrease)	319,026	$3,181,675	316,213	$3,017,064
MM RetireSMART by JPMorgan 2050 Fund Class R4
Sold	303,105	$2,667,840	344,634	$3,369,310
Issued as reinvestment of dividends	225,116	2,086,826	30,421	279,871
Redeemed	(371,598)	(3,473,261)	(659,614)	(6,502,588)
Net increase (decrease)	156,623	$1,281,405	(284,559)	$(2,853,407)
MM RetireSMART by JPMorgan 2050 Fund Class A
Sold	225,995	$2,031,725	502,567	$4,703,972
Issued as reinvestment of dividends	171,963	1,613,009	56,079	519,288
Redeemed	(637,062)	(6,009,941)	(2,391,017)	(24,469,667)
Net increase (decrease)	(239,104)	$(2,365,207)	(1,832,371)	$(19,246,407)
MM RetireSMART by JPMorgan 2050 Fund Class R3
Sold	1,009,350	$8,760,808	551,292	$5,375,087
Issued as reinvestment of dividends	498,635	4,577,472	59,803	546,001
Redeemed	(837,554)	(7,655,501)	(1,262,865)	(12,002,359)
Net increase (decrease)	670,431	$5,682,779	(651,770)	$(6,081,271)

175

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2055 Fund Class I
Sold	403,186	$4,250,814	404,976	$4,843,286
Issued as reinvestment of dividends	180,930	2,006,510	52,641	578,530
Redeemed	(220,175)	(2,330,827)	(251,863)	(2,998,063)
Net increase (decrease)	363,941	$3,926,497	205,754	$2,423,753
MM RetireSMART by JPMorgan 2055 Fund Class R5
Sold	20,162	$215,789	64,369	$736,277
Issued as reinvestment of dividends	9,869	109,550	2,696	29,652
Redeemed	(51,453)	(656,082)	(6,858)	(82,937)
Net increase (decrease)	(21,422)	$(330,743)	60,207	$682,992
MM RetireSMART by JPMorgan 2055 Fund Service Class
Sold	88,583	$939,606	49,235	$589,535
Issued as reinvestment of dividends	26,957	300,838	8,839	97,676
Redeemed	(69,870)	(801,432)	(39,916)	(477,336)
Net increase (decrease)	45,670	$439,012	18,158	$209,875
MM RetireSMART by JPMorgan 2055 Fund Administrative Class
Sold	322,959	$3,346,192	449,762	$5,104,756
Issued as reinvestment of dividends	134,404	1,486,503	40,469	443,948
Redeemed	(313,419)	(3,265,515)	(338,394)	(3,851,548)
Net increase (decrease)	143,944	$1,567,180	151,837	$1,697,156
MM RetireSMART by JPMorgan 2055 Fund Class R4
Sold	170,486	$1,769,505	212,365	$2,471,970
Issued as reinvestment of dividends	88,927	978,197	38,284	417,683
Redeemed	(196,555)	(2,158,935)	(295,071)	(3,498,012)
Net increase (decrease)	62,858	$588,767	(44,422)	$(608,359)
MM RetireSMART by JPMorgan 2055 Fund Class A
Sold	83,704	$922,581	255,117	$2,896,529
Issued as reinvestment of dividends	24,762	278,324	56,063	613,895
Redeemed	(477,313)	(5,616,762)	(801,732)	(9,761,811)
Net increase (decrease)	(368,847)	$(4,415,857)	(490,552)	$(6,251,387)
MM RetireSMART by JPMorgan 2055 Fund Class R3
Sold	548,413	$5,661,983	323,607	$3,767,844
Issued as reinvestment of dividends	290,062	3,173,283	121,349	1,317,852
Redeemed	(421,357)	(4,436,745)	(891,831)	(10,218,639)
Net increase (decrease)	417,118	$4,398,521	(446,875)	$(5,132,943)
MM RetireSMART by JPMorgan 2060 Fund Class I
Sold	180,852	$1,860,657	179,662	$2,088,609
Issued as reinvestment of dividends	37,118	409,416	8,069	86,576
Redeemed	(101,256)	(1,104,224)	(42,237)	(486,988)
Net increase (decrease)	116,714	$1,165,849	145,494	$1,688,197
MM RetireSMART by JPMorgan 2060 Fund Class R5
Sold	3,642	$37,494	59,539	$684,498
Issued as reinvestment of dividends	207	2,290	4,064	43,480
Redeemed	(93,773)	(1,134,208)	(28,218)	(330,398)
Net increase (decrease)	(89,924)	$(1,094,424)	35,385	$397,580

176

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2060 Fund Service Class
Sold	181,904	$1,899,588	66,564	$768,465
Issued as reinvestment of dividends	24,323	267,065	6,326	67,620
Redeemed	(234,100)	(2,341,843)	(48,979)	(523,433)
Net increase (decrease)	(27,873)	$(175,190)	23,911	$312,652
MM RetireSMART by JPMorgan 2060 Fund Administrative Class
Sold	123,649	$1,284,482	103,851	$1,212,381
Issued as reinvestment of dividends	22,762	249,474	6,022	64,312
Redeemed	(120,113)	(1,233,688)	(57,188)	(633,442)
Net increase (decrease)	26,298	$300,268	52,685	$643,251
MM RetireSMART by JPMorgan 2060 Fund Class R4
Sold	39,226	$398,864	33,390	$379,265
Issued as reinvestment of dividends	10,262	112,476	4,032	43,062
Redeemed	(25,718)	(267,605)	(30,080)	(337,390)
Net increase (decrease)	23,770	$243,735	7,342	$84,937
MM RetireSMART by JPMorgan 2060 Fund Class A
Sold	13,231	$138,834	51,334	$555,115
Issued as reinvestment of dividends	3,152	34,668	7,016	74,723
Redeemed	(29,102)	(324,018)	(127,851)	(1,514,896)
Net increase (decrease)	(12,719)	$(150,516)	(69,501)	$(885,058)
MM RetireSMART by JPMorgan 2060 Fund Class R3
Sold	53,991	$551,892	30,374	$348,769
Issued as reinvestment of dividends	13,655	149,244	9,711	103,328
Redeemed	(35,288)	(396,244)	(105,113)	(1,193,341)
Net increase (decrease)	32,358	$304,892	(65,028)	$(741,244)
MM Select T. Rowe Price Retirement Balanced Fund Class I
Sold	305,970	$5,129,030	464,519	$8,092,154
Issued as reinvestment of dividends	159,695	2,585,460	49,672	825,060
Redeemed	(403,719)	(6,268,633)	(242,666)	(4,192,307)
Net increase (decrease)	61,946	$1,445,857	271,525	$4,724,907
MM Select T. Rowe Price Retirement Balanced Fund Class M5
Sold	939,621	$15,021,860	1,365,518	$23,265,930
Issued as reinvestment of dividends	903,450	14,662,986	324,806	5,404,774
Redeemed	(1,149,916)	(17,984,347)	(887,330)	(15,226,628)
Net increase (decrease)	693,155	$11,700,499	802,994	$13,444,076
MM Select T. Rowe Price Retirement Balanced Fund Class M4
Sold	65,162	$1,048,778	119,741	$2,040,070
Issued as reinvestment of dividends	60,258	981,001	47,012	780,868
Redeemed	(387,506)	(6,353,045)	(583,425)	(10,246,789)
Net increase (decrease)	(262,086)	$(4,323,266)	(416,672)	$(7,425,851)
MM Select T. Rowe Price Retirement Balanced Fund Class M3
Sold	441,659	$6,880,981	90,024	$1,551,047
Issued as reinvestment of dividends	32,800	532,352	12,181	202,562
Redeemed	(526,393)	(8,189,626)	(124,296)	(2,108,510)
Net increase (decrease)	(51,934)	$(776,293)	(22,091)	$(354,901)

177

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
MM Select T. Rowe Price Retirement 2005 Fund Class I
Sold	233,822	$3,354,818	338,862	$5,732,743
Issued as reinvestment of dividends	184,236	2,750,646	64,096	1,057,591
Redeemed	(193,687)	(2,804,677)	(624,550)	(10,731,059)
Net increase (decrease)	224,371	$3,300,787	(221,592)	$(3,940,725)
MM Select T. Rowe Price Retirement 2005 Fund Class M5
Sold	86,908	$1,386,710	264,139	$4,508,274
Issued as reinvestment of dividends	84,126	1,254,316	23,719	390,897
Redeemed	(158,881)	(2,391,961)	(363,714)	(6,249,874)
Net increase (decrease)	12,153	$249,065	(75,856)	$(1,350,703)
MM Select T. Rowe Price Retirement 2005 Fund Class M4
Sold	31,602	$497,323	69,605	$1,191,175
Issued as reinvestment of dividends	29,162	435,381	8,599	141,796
Redeemed	(71,163)	(1,108,922)	(114,533)	(1,976,203)
Net increase (decrease)	(10,399)	$(176,218)	(36,329)	$(643,232)
MM Select T. Rowe Price Retirement 2005 Fund Class M3
Sold	14,692	$214,246	52,916	$909,683
Issued as reinvestment of dividends	15,742	234,087	3,079	50,687
Redeemed	(4,908)	(75,869)	(40,002)	(691,916)
Net increase (decrease)	25,526	$372,464	15,993	$268,454
MM Select T. Rowe Price Retirement 2010 Fund Class I
Sold	1,143,144	$17,306,645	790,104	$13,509,877
Issued as reinvestment of dividends	503,398	8,034,238	201,357	3,326,410
Redeemed	(1,156,618)	(17,417,636)	(1,194,114)	(20,810,982)
Net increase (decrease)	489,924	$7,923,247	(202,653)	$(3,974,695)
MM Select T. Rowe Price Retirement 2010 Fund Class M5
Sold	534,947	$9,126,725	605,052	$10,129,993
Issued as reinvestment of dividends	258,465	4,122,512	70,652	1,167,166
Redeemed	(1,076,399)	(16,525,536)	(624,441)	(10,609,487)
Net increase (decrease)	(282,987)	$(3,276,299)	51,263	$687,672
MM Select T. Rowe Price Retirement 2010 Fund Class M4
Sold	116,771	$1,933,606	139,338	$2,385,404
Issued as reinvestment of dividends	125,292	2,002,161	76,410	1,260,759
Redeemed	(953,754)	(15,118,796)	(604,431)	(10,202,568)
Net increase (decrease)	(711,691)	$(11,183,029)	(388,683)	$(6,556,405)
MM Select T. Rowe Price Retirement 2010 Fund Class M3
Sold	46,966	$730,513	86,201	$1,468,587
Issued as reinvestment of dividends	87,971	1,406,657	31,859	526,947
Redeemed	(269,373)	(4,118,995)	(235,465)	(4,009,010)
Net increase (decrease)	(134,436)	$(1,981,825)	(117,405)	$(2,013,476)
MM Select T. Rowe Price Retirement 2015 Fund Class I
Sold	1,408,416	$21,902,134	1,439,929	$24,674,475
Issued as reinvestment of dividends	444,615	7,318,355	192,638	3,224,766
Redeemed	(1,401,511)	(21,937,030)	(1,303,125)	(22,838,996)
Net increase (decrease)	451,520	$7,283,459	329,442	$5,060,245

178

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
MM Select T. Rowe Price Retirement 2015 Fund Class M5
Sold	240,413	$3,934,063	432,279	$7,469,217
Issued as reinvestment of dividends	382,761	6,292,593	147,172	2,462,179
Redeemed	(1,298,852)	(20,043,666)	(343,439)	(6,010,325)
Net increase (decrease)	(675,678)	$(9,817,010)	236,012	$3,921,071
MM Select T. Rowe Price Retirement 2015 Fund Class M4
Sold	198,709	$3,285,817	102,467	$1,789,487
Issued as reinvestment of dividends	55,236	911,386	30,505	510,957
Redeemed	(541,783)	(8,706,873)	(268,944)	(4,687,546)
Net increase (decrease)	(287,838)	$(4,509,670)	(135,972)	$(2,387,102)
MM Select T. Rowe Price Retirement 2015 Fund Class M3
Sold	63,261	$1,058,577	122,810	$2,105,488
Issued as reinvestment of dividends	40,920	672,724	17,052	285,443
Redeemed	(165,128)	(2,516,012)	(197,141)	(3,376,828)
Net increase (decrease)	(60,947)	$(784,711)	(57,279)	$(985,897)
MM Select T. Rowe Price Retirement 2020 Fund Class I
Sold	7,537,641	$118,800,632	4,104,039	$71,590,126
Issued as reinvestment of dividends	2,115,656	34,844,854	728,783	12,360,165
Redeemed	(6,399,516)	(100,417,346)	(4,585,926)	(81,226,539)
Net increase (decrease)	3,253,781	$53,228,140	246,896	$2,723,752
MM Select T. Rowe Price Retirement 2020 Fund Class M5
Sold	2,073,917	$36,474,873	3,066,608	$52,991,805
Issued as reinvestment of dividends	2,087,119	34,353,981	640,680	10,865,930
Redeemed	(9,427,089)	(149,486,130)	(4,118,856)	(72,647,080)
Net increase (decrease)	(5,266,053)	$(78,657,276)	(411,568)	$(8,789,345)
MM Select T. Rowe Price Retirement 2020 Fund Class M4
Sold	1,015,694	$16,572,201	1,201,362	$21,180,014
Issued as reinvestment of dividends	762,490	12,573,464	394,024	6,678,707
Redeemed	(4,180,320)	(68,524,820)	(3,774,885)	(65,814,223)
Net increase (decrease)	(2,402,136)	$(39,379,155)	(2,179,499)	$(37,955,502)
MM Select T. Rowe Price Retirement 2020 Fund Class M3
Sold	385,892	$6,387,993	802,491	$13,839,761
Issued as reinvestment of dividends	354,209	5,847,991	135,036	2,294,268
Redeemed	(1,097,789)	(17,651,009)	(1,961,788)	(34,486,603)
Net increase (decrease)	(357,688)	$(5,415,025)	(1,024,261)	$(18,352,574)
MM Select T. Rowe Price Retirement 2025 Fund Class I
Sold	8,539,331	$140,810,463	7,073,901	$127,891,009
Issued as reinvestment of dividends	2,295,536	39,896,413	712,872	12,461,008
Redeemed	(5,208,866)	(84,955,302)	(5,281,785)	(97,064,364)
Net increase (decrease)	5,626,001	$95,751,574	2,504,988	$43,287,653
MM Select T. Rowe Price Retirement 2025 Fund Class M5
Sold	1,563,591	$27,503,087	2,163,008	$39,540,510
Issued as reinvestment of dividends	1,193,224	20,726,297	367,856	6,426,451
Redeemed	(7,032,570)	(115,383,994)	(1,885,963)	(34,710,606)
Net increase (decrease)	(4,275,755)	$(67,154,610)	644,901	$11,256,355
MM Select T. Rowe Price Retirement 2025 Fund Class M4
Sold	1,489,503	$26,528,455	1,395,092	$25,464,651
Issued as reinvestment of dividends	530,954	9,222,674	196,560	3,433,898
Redeemed	(3,531,937)	(59,574,375)	(1,857,569)	(33,901,691)
Net increase (decrease)	(1,511,480)	$(23,823,246)	(265,917)	$(5,003,142)

179

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
MM Select T. Rowe Price Retirement 2025 Fund Class M3
Sold	556,793	$9,492,429	1,110,932	$19,886,024
Issued as reinvestment of dividends	298,488	5,178,774	114,056	1,990,274
Redeemed	(1,011,720)	(16,360,888)	(1,902,958)	(34,509,818)
Net increase (decrease)	(156,439)	$(1,689,685)	(677,970)	$(12,633,520)
MM Select T. Rowe Price Retirement 2030 Fund Class I
Sold	17,006,579	$292,539,511	7,281,570	$135,233,928
Issued as reinvestment of dividends	3,174,371	57,773,560	881,983	15,761,035
Redeemed	(6,119,019)	(105,056,902)	(4,693,823)	(88,881,538)
Net increase (decrease)	14,061,931	$245,256,169	3,469,730	$62,113,425
MM Select T. Rowe Price Retirement 2030 Fund Class M5
Sold	4,535,657	$84,779,466	6,781,304	$123,964,061
Issued as reinvestment of dividends	3,573,025	64,993,323	906,716	16,203,011
Redeemed	(18,516,774)	(319,692,290)	(4,370,000)	(82,382,320)
Net increase (decrease)	(10,408,092)	$(169,919,501)	3,318,020	$57,784,752
MM Select T. Rowe Price Retirement 2030 Fund Class M4
Sold	2,073,734	$37,649,230	2,608,926	$49,133,927
Issued as reinvestment of dividends	1,252,988	22,804,376	533,508	9,523,116
Redeemed	(8,189,081)	(140,447,148)	(6,390,327)	(117,016,352)
Net increase (decrease)	(4,862,359)	$(79,993,542)	(3,247,893)	$(58,359,309)
MM Select T. Rowe Price Retirement 2030 Fund Class M3
Sold	966,388	$17,088,642	1,077,433	$19,661,188
Issued as reinvestment of dividends	552,753	10,071,168	172,455	3,085,222
Redeemed	(1,734,460)	(30,562,929)	(3,015,357)	(55,749,121)
Net increase (decrease)	(215,319)	$(3,403,119)	(1,765,469)	$(33,002,711)
MM Select T. Rowe Price Retirement 2035 Fund Class I
Sold	11,256,790	$198,143,268	5,514,941	$104,574,394
Issued as reinvestment of dividends	1,726,216	32,763,576	465,300	8,473,120
Redeemed	(3,378,692)	(59,564,725)	(2,634,738)	(51,236,097)
Net increase (decrease)	9,604,314	$171,342,119	3,345,503	$61,811,417
MM Select T. Rowe Price Retirement 2035 Fund Class M5
Sold	1,713,564	$32,461,820	1,902,709	$37,039,466
Issued as reinvestment of dividends	1,094,005	20,742,335	301,681	5,490,596
Redeemed	(7,630,090)	(134,789,582)	(1,303,922)	(24,929,714)
Net increase (decrease)	(4,822,521)	$(81,585,427)	900,468	$17,600,348
MM Select T. Rowe Price Retirement 2035 Fund Class M4
Sold	1,974,053	$36,677,551	2,258,492	$43,817,075
Issued as reinvestment of dividends	487,832	9,244,410	131,483	2,391,669
Redeemed	(3,822,459)	(67,790,009)	(980,018)	(19,013,027)
Net increase (decrease)	(1,360,574)	$(21,868,048)	1,409,957	$27,195,717
MM Select T. Rowe Price Retirement 2035 Fund Class M3
Sold	576,007	$10,520,197	638,967	$11,825,316
Issued as reinvestment of dividends	190,005	3,608,202	75,478	1,372,936
Redeemed	(543,110)	(9,930,100)	(2,031,739)	(39,232,693)
Net increase (decrease)	222,902	$4,198,299	(1,317,294)	$(26,034,441)
MM Select T. Rowe Price Retirement 2040 Fund Class I
Sold	17,842,756	$323,377,353	4,927,804	$95,246,646
Issued as reinvestment of dividends	1,844,301	36,056,081	501,325	9,279,529
Redeemed	(3,433,976)	(62,515,762)	(3,359,159)	(66,171,281)
Net increase (decrease)	16,253,081	$296,917,672	2,069,970	$38,354,894

180

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
MM Select T. Rowe Price Retirement 2040 Fund Class M5
Sold	4,171,443	$82,602,986	6,572,217	$124,438,168
Issued as reinvestment of dividends	2,732,688	53,396,718	613,121	11,348,863
Redeemed	(16,150,828)	(295,456,679)	(2,416,172)	(46,478,211)
Net increase (decrease)	(9,246,697)	$(159,456,975)	4,769,166	$89,308,820
MM Select T. Rowe Price Retirement 2040 Fund Class M4
Sold	2,395,284	$45,742,603	2,075,384	$40,928,370
Issued as reinvestment of dividends	844,992	16,502,684	363,456	6,713,026
Redeemed	(6,988,390)	(126,862,891)	(5,360,898)	(100,734,215)
Net increase (decrease)	(3,748,114)	$(64,617,604)	(2,922,058)	$(53,092,819)
MM Select T. Rowe Price Retirement 2040 Fund Class M3
Sold	855,996	$15,886,397	908,834	$17,290,393
Issued as reinvestment of dividends	354,201	6,931,706	103,356	1,914,156
Redeemed	(1,186,981)	(22,700,434)	(2,502,386)	(48,346,735)
Net increase (decrease)	23,216	$117,669	(1,490,196)	$(29,142,186)
MM Select T. Rowe Price Retirement 2045 Fund Class I
Sold	11,288,128	$205,849,243	3,867,260	$76,044,553
Issued as reinvestment of dividends	1,064,698	21,166,192	252,233	4,711,717
Redeemed	(2,017,855)	(36,741,964)	(1,604,391)	(32,349,847)
Net increase (decrease)	10,334,971	$190,273,471	2,515,102	$48,406,423
MM Select T. Rowe Price Retirement 2045 Fund Class M5
Sold	1,343,450	$25,847,325	1,461,159	$29,441,322
Issued as reinvestment of dividends	844,791	16,777,545	209,722	3,915,508
Redeemed	(7,258,926)	(133,207,378)	(679,177)	(13,399,447)
Net increase (decrease)	(5,070,685)	$(90,582,508)	991,704	$19,957,383
MM Select T. Rowe Price Retirement 2045 Fund Class M4
Sold	1,940,581	$38,287,849	1,528,719	$30,317,779
Issued as reinvestment of dividends	374,404	7,420,678	90,627	1,690,198
Redeemed	(3,391,168)	(60,246,314)	(893,982)	(17,644,416)
Net increase (decrease)	(1,076,183)	$(14,537,787)	725,364	$14,363,561
MM Select T. Rowe Price Retirement 2045 Fund Class M3
Sold	422,286	$7,951,088	524,290	$10,038,412
Issued as reinvestment of dividends	129,246	2,571,996	43,621	814,412
Redeemed	(397,067)	(7,662,141)	(1,687,466)	(33,012,679)
Net increase (decrease)	154,465	$2,860,943	(1,119,555)	$(22,159,855)
MM Select T. Rowe Price Retirement 2050 Fund Class I
Sold	12,533,874	$231,236,518	3,708,242	$72,939,736
Issued as reinvestment of dividends	1,034,578	20,743,294	276,039	5,153,642
Redeemed	(1,853,714)	(34,588,469)	(1,375,033)	(27,537,988)
Net increase (decrease)	11,714,738	$217,391,343	2,609,248	$50,555,390
MM Select T. Rowe Price Retirement 2050 Fund Class M5
Sold	3,013,172	$59,185,787	4,626,361	$89,309,701
Issued as reinvestment of dividends	1,590,415	31,856,014	417,762	7,799,608
Redeemed	(9,794,915)	(184,286,116)	(1,986,442)	(37,755,314)
Net increase (decrease)	(5,191,328)	$(93,244,315)	3,057,681	$59,353,995

181

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
MM Select T. Rowe Price Retirement 2050 Fund Class M4
Sold	2,415,289	$47,389,056	1,783,070	$35,187,896
Issued as reinvestment of dividends	516,154	10,328,244	219,310	4,085,747
Redeemed	(5,909,371)	(104,994,499)	(3,195,050)	(60,904,525)
Net increase (decrease)	(2,977,928)	$(47,277,199)	(1,192,670)	$(21,630,882)
MM Select T. Rowe Price Retirement 2050 Fund Class M3
Sold	579,263	$11,001,966	820,918	$15,631,320
Issued as reinvestment of dividends	213,368	4,275,899	65,421	1,220,747
Redeemed	(749,277)	(14,392,576)	(1,450,967)	(28,312,695)
Net increase (decrease)	43,354	$885,289	(564,628)	$(11,460,628)
MM Select T. Rowe Price Retirement 2055 Fund Class I
Sold	9,407,027	$172,120,699	1,970,847	$38,801,235
Issued as reinvestment of dividends	451,953	9,025,508	120,986	2,253,961
Redeemed	(978,561)	(18,086,779)	(776,180)	(15,616,399)
Net increase (decrease)	8,880,419	$163,059,428	1,315,653	$25,438,797
MM Select T. Rowe Price Retirement 2055 Fund Class M5
Sold	1,111,691	$21,879,145	1,494,776	$29,803,216
Issued as reinvestment of dividends	561,937	11,205,031	155,950	2,902,228
Redeemed	(6,200,220)	(114,761,201)	(610,625)	(11,871,458)
Net increase (decrease)	(4,526,592)	$(81,677,025)	1,040,101	$20,833,986
MM Select T. Rowe Price Retirement 2055 Fund Class M4
Sold	1,404,133	$27,210,498	845,856	$16,904,947
Issued as reinvestment of dividends	188,075	3,746,457	50,088	931,634
Redeemed	(2,131,753)	(38,065,701)	(484,615)	(9,532,136)
Net increase (decrease)	(539,545)	$(7,108,746)	411,329	$8,304,445
MM Select T. Rowe Price Retirement 2055 Fund Class M3
Sold	364,367	$6,750,865	442,031	$8,218,717
Issued as reinvestment of dividends	75,680	1,509,059	28,072	521,858
Redeemed	(184,672)	(3,542,998)	(797,050)	(15,602,549)
Net increase (decrease)	255,375	$4,716,926	(326,947)	$(6,861,974)
MM Select T. Rowe Price Retirement 2060 Fund Class I
Sold	2,425,971	$43,805,340	1,493,589	$29,764,354
Issued as reinvestment of dividends	235,469	4,688,197	49,706	924,535
Redeemed	(645,198)	(11,854,282)	(548,443)	(10,879,298)
Net increase (decrease)	2,016,242	$36,639,255	994,852	$19,809,591
MM Select T. Rowe Price Retirement 2060 Fund Class M5
Sold	1,076,260	$20,001,196	898,238	$17,720,639
Issued as reinvestment of dividends	143,748	2,856,276	25,355	471,099
Redeemed	(366,788)	(6,860,239)	(247,150)	(4,879,704)
Net increase (decrease)	853,220	$15,997,233	676,443	$13,312,034
MM Select T. Rowe Price Retirement 2060 Fund Class M4
Sold	1,055,966	$19,445,369	575,616	$11,433,668
Issued as reinvestment of dividends	79,541	1,576,504	20,830	386,399
Redeemed	(941,124)	(16,791,259)	(520,718)	(9,930,612)
Net increase (decrease)	194,383	$4,230,614	75,728	$1,889,455
MM Select T. Rowe Price Retirement 2060 Fund Class M3
Sold	209,526	$3,852,887	198,040	$3,731,566
Issued as reinvestment of dividends	23,830	472,782	9,098	168,503
Redeemed	(94,635)	(1,801,031)	(252,373)	(4,995,196)
Net increase (decrease)	138,721	$2,524,638	(45,235)	$(1,095,127)

182

Notes to Financial Statements (Continued)

Unless waived, purchases of Class A shares are subject to a front-end sales charge of up to 5.50% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. The Distributor retained $26 for the MM RetireSMART by JPMorgan 2040 Fund during the year ended September 30, 2022.

Unless waived, redemptions of Class A shares made within 18 months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1.00% of the amount redeemed. The Distributor receives all contingent deferred sales charges. For the year ended September 30, 2022, no amounts have been retained by the Distributor.

With respect to Class A shares, the Distributor may pay an up-front concession to financial intermediaries through which sales are made as described in the Funds’ Prospectus.

6. Federal Income Tax Information

At September 30, 2022, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
20/80 Allocation Fund	$192,745,226	$399,813	$(34,798,397)	$(34,398,584)
40/60 Allocation Fund	210,048,867	599,792	(40,807,456)	(40,207,664)
60/40 Allocation Fund	197,081,767	221,421	(40,098,151)	(39,876,730)
80/20 Allocation Fund	146,320,698	808,484	(33,270,945)	(32,462,461)
MM RetireSMART by JPMorgan In Retirement Fund	101,499,310	37,930	(18,363,465)	(18,325,535)
MM RetireSMART by JPMorgan 2020 Fund	197,296,301	61,397	(35,550,364)	(35,488,967)
MM RetireSMART by JPMorgan 2025 Fund	178,022,353	139,341	(35,961,114)	(35,821,773)
MM RetireSMART by JPMorgan 2030 Fund	393,495,500	265,925	(84,313,433)	(84,047,508)
MM RetireSMART by JPMorgan 2035 Fund	177,501,424	183,000	(39,244,264)	(39,061,264)
MM RetireSMART by JPMorgan 2040 Fund	287,009,697	309,489	(63,201,785)	(62,892,296)
MM RetireSMART by JPMorgan 2045 Fund	131,444,523	170,134	(30,418,664)	(30,248,530)
MM RetireSMART by JPMorgan 2050 Fund	202,895,828	196,309	(46,110,675)	(45,914,366)
MM RetireSMART by JPMorgan 2055 Fund	68,978,829	75,050	(16,368,523)	(16,293,473)
MM RetireSMART by JPMorgan 2060 Fund	22,866,809	15,096	(5,533,953)	(5,518,857)
MM Select T. Rowe Price Retirement Balanced Fund	187,913,980	193,667	(29,921,912)	(29,728,245)
MM Select T. Rowe Price Retirement 2005 Fund	29,488,915	21,691	(5,129,506)	(5,107,815)
MM Select T. Rowe Price Retirement 2010 Fund	125,010,091	192,794	(21,900,814)	(21,708,020)
MM Select T. Rowe Price Retirement 2015 Fund	137,036,161	196,003	(22,964,494)	(22,768,491)
MM Select T. Rowe Price Retirement 2020 Fund	611,812,731	702,434	(100,403,516)	(99,701,082)
MM Select T. Rowe Price Retirement 2025 Fund	634,344,927	575,254	(107,100,549)	(106,525,295)
MM Select T. Rowe Price Retirement 2030 Fund	1,375,546,418	1,156,133	(202,939,372)	(201,783,239)
MM Select T. Rowe Price Retirement 2035 Fund	727,276,044	434,885	(113,608,501)	(113,173,616)
MM Select T. Rowe Price Retirement 2040 Fund	1,202,393,845	433,240	(174,978,926)	(174,545,686)
MM Select T. Rowe Price Retirement 2045 Fund	564,885,002	23,123	(89,214,352)	(89,191,229)
MM Select T. Rowe Price Retirement 2050 Fund	824,924,897	14,410	(123,426,590)	(123,412,180)
MM Select T. Rowe Price Retirement 2055 Fund	352,630,937	5,062	(57,675,670)	(57,670,608)
MM Select T. Rowe Price Retirement 2060 Fund	160,877,654	2,831	(30,388,406)	(30,385,575)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. Capital losses may be carried forward indefinitely, and retain the character of the original loss.

At September 30, 2022, for federal income tax purposes, there were no unused capital losses.

183

Notes to Financial Statements (Continued)

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2022, late year ordinary losses:

Amount
MM Select T. Rowe Price Retirement 2030 Fund	$2,603,189
MM Select T. Rowe Price Retirement 2035 Fund	1,830,737
MM Select T. Rowe Price Retirement 2040 Fund	4,734,635
MM Select T. Rowe Price Retirement 2045 Fund	2,178,724
MM Select T. Rowe Price Retirement 2050 Fund	3,574,783
MM Select T. Rowe Price Retirement 2060 Fund	560,467

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2022, was as follows:

	Ordinary Income	Long Term Capital Gain
20/80 Allocation Fund	$5,773,608	$7,216,709
40/60 Allocation Fund	6,696,300	11,946,689
60/40 Allocation Fund	8,155,101	17,817,029
80/20 Allocation Fund	4,486,636	11,796,555
MM RetireSMART by JPMorgan In Retirement Fund	3,851,393	9,329,916
MM RetireSMART by JPMorgan 2020 Fund	9,288,244	16,065,771
MM RetireSMART by JPMorgan 2025 Fund	7,124,617	16,164,173
MM RetireSMART by JPMorgan 2030 Fund	13,540,089	34,192,780
MM RetireSMART by JPMorgan 2035 Fund	6,080,813	19,260,798
MM RetireSMART by JPMorgan 2040 Fund	9,354,902	31,290,981
MM RetireSMART by JPMorgan 2045 Fund	4,166,318	16,833,751
MM RetireSMART by JPMorgan 2050 Fund	6,883,238	20,284,765
MM RetireSMART by JPMorgan 2055 Fund	2,039,207	6,451,591
MM RetireSMART by JPMorgan 2060 Fund	783,889	1,958,115
MM Select T. Rowe Price Retirement Balanced Fund	7,115,125	11,646,674
MM Select T. Rowe Price Retirement 2005 Fund	1,357,592	3,334,823
MM Select T. Rowe Price Retirement 2010 Fund	5,310,387	10,255,181
MM Select T. Rowe Price Retirement 2015 Fund	5,206,666	9,988,392
MM Select T. Rowe Price Retirement 2020 Fund	25,271,795	62,348,495
MM Select T. Rowe Price Retirement 2025 Fund	23,345,921	51,678,237
MM Select T. Rowe Price Retirement 2030 Fund	54,756,932	100,885,494
MM Select T. Rowe Price Retirement 2035 Fund	27,736,963	38,621,560
MM Select T. Rowe Price Retirement 2040 Fund	52,502,131	60,385,058
MM Select T. Rowe Price Retirement 2045 Fund	22,858,059	25,078,352
MM Select T. Rowe Price Retirement 2050 Fund	35,715,171	31,488,280
MM Select T. Rowe Price Retirement 2055 Fund	11,815,181	13,670,874
MM Select T. Rowe Price Retirement 2060 Fund	4,846,160	4,747,599

184

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2021, was as follows:

	Ordinary Income	Long Term Capital Gain
20/80 Allocation Fund	$6,912,673	$3,835,241
40/60 Allocation Fund	6,528,736	5,057,277
60/40 Allocation Fund	5,152,629	3,111,437
80/20 Allocation Fund	2,329,878	4,366,908
MM RetireSMART by JPMorgan In Retirement Fund	6,142,449	4,776,823
MM RetireSMART by JPMorgan 2020 Fund	11,260,302	6,896,687
MM RetireSMART by JPMorgan 2025 Fund	8,314,627	8,191,787
MM RetireSMART by JPMorgan 2030 Fund	11,888,107	10,758,255
MM RetireSMART by JPMorgan 2035 Fund	4,345,039	4,608,372
MM RetireSMART by JPMorgan 2040 Fund	5,383,008	320,831
MM RetireSMART by JPMorgan 2045 Fund	2,178,218	3,540,149
MM RetireSMART by JPMorgan 2050 Fund	3,156,541	557,980
MM RetireSMART by JPMorgan 2055 Fund	985,575	2,570,924
MM RetireSMART by JPMorgan 2060 Fund	348,416	779,863
MM Select T. Rowe Price Retirement Balanced Fund	3,760,652	3,452,612
MM Select T. Rowe Price Retirement 2005 Fund	804,782	841,098
MM Select T. Rowe Price Retirement 2010 Fund	3,131,794	3,149,488
MM Select T. Rowe Price Retirement 2015 Fund	2,982,450	3,500,895
MM Select T. Rowe Price Retirement 2020 Fund	13,720,482	18,478,588
MM Select T. Rowe Price Retirement 2025 Fund	9,784,845	14,526,786
MM Select T. Rowe Price Retirement 2030 Fund	17,254,192	27,318,192
MM Select T. Rowe Price Retirement 2035 Fund	6,229,193	11,499,128
MM Select T. Rowe Price Retirement 2040 Fund	8,110,897	21,144,677
MM Select T. Rowe Price Retirement 2045 Fund	2,687,176	8,444,659
MM Select T. Rowe Price Retirement 2050 Fund	3,928,942	14,330,802
MM Select T. Rowe Price Retirement 2055 Fund	1,378,034	5,231,647
MM Select T. Rowe Price Retirement 2060 Fund	422,073	1,528,463

The following Fund(s) have elected to pass through the foreign tax credit for the year ended September 30, 2022:

Amount
20/80 Allocation Fund	$16,804
40/60 Allocation Fund	35,053
60/40 Allocation Fund	32,402
80/20 Allocation Fund	46,848
MM RetireSMART by JPMorgan In Retirement Fund	29,290
MM RetireSMART by JPMorgan 2020 Fund	64,002
MM RetireSMART by JPMorgan 2025 Fund	76,456
MM RetireSMART by JPMorgan 2030 Fund	313,670
MM RetireSMART by JPMorgan 2035 Fund	107,484
MM RetireSMART by JPMorgan 2045 Fund	96,217
MM RetireSMART by JPMorgan 2050 Fund	149,584
MM RetireSMART by JPMorgan 2055 Fund	47,108
MM RetireSMART by JPMorgan 2060 Fund	17,131
MM Select T. Rowe Price Retirement Balanced Fund	51,445
MM Select T. Rowe Price Retirement 2005 Fund	8,143
MM Select T. Rowe Price Retirement 2010 Fund	43,596

185

Notes to Financial Statements (Continued)

Amount
MM Select T. Rowe Price Retirement 2015 Fund	$49,759
MM Select T. Rowe Price Retirement 2020 Fund	264,456
MM Select T. Rowe Price Retirement 2025 Fund	285,652
MM Select T. Rowe Price Retirement 2030 Fund	759,038
MM Select T. Rowe Price Retirement 2035 Fund	401,922
MM Select T. Rowe Price Retirement 2040 Fund	768,558
MM Select T. Rowe Price Retirement 2045 Fund	342,200
MM Select T. Rowe Price Retirement 2050 Fund	536,247
MM Select T. Rowe Price Retirement 2055 Fund	198,600
MM Select T. Rowe Price Retirement 2060 Fund	72,764

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2022, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments

At September 30, 2022, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total
20/80 Allocation Fund	$1,332,743	$3,272,268	$(19,101)	$(34,398,584)	$(29,812,674)
40/60 Allocation Fund	932,404	7,653,087	(32,969)	(40,207,664)	(31,655,142)
60/40 Allocation Fund	568,379	13,844,710	(26,545)	(39,876,730)	(25,490,186)
80/20 Allocation Fund	492,395	12,912,102	(8,945)	(32,462,461)	(19,066,909)
MM RetireSMART by JPMorgan In Retirement Fund	3,877,541	2,122,032	(32,209)	(18,325,535)	(12,358,171)
MM RetireSMART by JPMorgan 2020 Fund	2,043,946	4,516,664	(55,325)	(35,488,967)	(28,983,682)
MM RetireSMART by JPMorgan 2025 Fund	1,263,528	8,525,878	(13,045)	(35,821,773)	(26,045,412)
MM RetireSMART by JPMorgan 2030 Fund	2,631,893	23,853,271	(52,131)	(84,047,508)	(57,614,475)
MM RetireSMART by JPMorgan 2035 Fund	916,469	13,262,571	(14,321)	(39,061,264)	(24,896,545)
MM RetireSMART by JPMorgan 2040 Fund	1,656,575	22,847,024	(31,780)	(62,892,296)	(38,420,477)
MM RetireSMART by JPMorgan 2045 Fund	645,703	12,669,855	(8,457)	(30,248,530)	(16,941,429)
MM RetireSMART by JPMorgan 2050 Fund	1,112,798	16,834,365	(15,672)	(45,914,366)	(27,982,875)
MM RetireSMART by JPMorgan 2055 Fund	324,589	6,449,064	(1,917)	(16,293,473)	(9,521,737)
MM RetireSMART by JPMorgan 2060 Fund	152,120	2,185,008	(556)	(5,518,857)	(3,182,285)
MM Select T. Rowe Price Retirement Balanced Fund	115,374	8,500,659	—	(29,728,245)	(21,112,212)
MM Select T. Rowe Price Retirement 2005 Fund	26,986	1,080,455	—	(5,107,815)	(4,000,374)
MM Select T. Rowe Price Retirement 2010 Fund	73,182	7,543,051	—	(21,708,020)	(14,091,787)
MM Select T. Rowe Price Retirement 2015 Fund	78,570	8,956,493	—	(22,768,491)	(13,733,428)
MM Select T. Rowe Price Retirement 2020 Fund	—	49,831,294	—	(99,701,082)	(49,869,788)
MM Select T. Rowe Price Retirement 2025 Fund	—	54,274,394	—	(106,525,295)	(52,250,901)
MM Select T. Rowe Price Retirement 2030 Fund	17,739	132,629,224	(2,603,189)	(201,783,239)	(71,739,465)
MM Select T. Rowe Price Retirement 2035 Fund	—	66,805,545	(1,830,737)	(113,173,616)	(48,198,808)
MM Select T. Rowe Price Retirement 2040 Fund	—	137,037,635	(4,734,635)	(174,545,686)	(42,242,686)
MM Select T. Rowe Price Retirement 2045 Fund	—	56,849,527	(2,178,724)	(89,191,229)	(34,520,426)
MM Select T. Rowe Price Retirement 2050 Fund	—	91,161,364	(3,574,783)	(123,412,180)	(35,825,599)
MM Select T. Rowe Price Retirement 2055 Fund	—	30,549,313	—	(57,670,608)	(27,121,295)
MM Select T. Rowe Price Retirement 2060 Fund	—	11,546,252	(560,467)	(30,385,575)	(19,399,790)

186

Notes to Financial Statements (Continued)

During the year ended September 30, 2022, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
20/80 Allocation Fund	$—	$(1,403,778)	$1,403,778
40/60 Allocation Fund	—	(2,478,735)	2,478,735
60/40 Allocation Fund	(1)	(3,215,104)	3,215,105
80/20 Allocation Fund	—	(2,586,959)	2,586,959
MM RetireSMART by JPMorgan In Retirement Fund	—	(1,158,471)	1,158,471
MM RetireSMART by JPMorgan 2020 Fund	—	(2,521,357)	2,521,357
MM RetireSMART by JPMorgan 2025 Fund	—	(2,216,935)	2,216,935
MM RetireSMART by JPMorgan 2030 Fund	—	(5,132,587)	5,132,587
MM RetireSMART by JPMorgan 2035 Fund	—	(2,871,508)	2,871,508
MM RetireSMART by JPMorgan 2040 Fund	—	(5,165,510)	5,165,510
MM RetireSMART by JPMorgan 2045 Fund	—	(2,424,649)	2,424,649
MM RetireSMART by JPMorgan 2050 Fund	—	(3,774,418)	3,774,418
MM RetireSMART by JPMorgan 2055 Fund	—	(1,189,249)	1,189,249
MM RetireSMART by JPMorgan 2060 Fund	—	(431,487)	431,487
MM Select T. Rowe Price Retirement Balanced Fund	—	(1,911,067)	1,911,067
MM Select T. Rowe Price Retirement 2005 Fund	—	(299,149)	299,149
MM Select T. Rowe Price Retirement 2010 Fund	—	(1,600,296)	1,600,296
MM Select T. Rowe Price Retirement 2015 Fund	—	(1,785,825)	1,785,825
MM Select T. Rowe Price Retirement 2020 Fund	—	(9,457,020)	9,457,020
MM Select T. Rowe Price Retirement 2025 Fund	—	(10,395,365)	10,395,365
MM Select T. Rowe Price Retirement 2030 Fund	—	(27,724,225)	27,724,225
MM Select T. Rowe Price Retirement 2035 Fund	—	(15,867,704)	15,867,704
MM Select T. Rowe Price Retirement 2040 Fund	—	(32,018,199)	32,018,199
MM Select T. Rowe Price Retirement 2045 Fund	—	(14,562,113)	14,562,113
MM Select T. Rowe Price Retirement 2050 Fund	—	(22,874,947)	22,874,947
MM Select T. Rowe Price Retirement 2055 Fund	—	(9,801,875)	9,801,875
MM Select T. Rowe Price Retirement 2060 Fund	—	(3,093,308)	3,093,308

The Funds did not have any unrecognized tax benefits at September 30, 2022, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2022, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7. Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended September 30, 2022, was as follows:

	Beginning Value as of 9/30/21	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/22	Number of Shares Held as of 9/30/22	Dividend Income	Realized Gains Distributions
20/80 Allocation Fund
Barings Global Floating Rate Fund, Class Y*	$1,559,442	$11,859	$(1,545,740)	$(25,561)	$—	$—	$—	$10,473	$—

187

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/21	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/22	Number of Shares Held as of 9/30/22	Dividend Income	Realized Gains Distributions
20/80 Allocation Fund (Continued)
MassMutual Blue Chip Growth Fund, Class I	$3,483,144	$2,568,355	$(884,127)	$(2,054,245)	$(6,591)	$3,106,536	165,770	$—	$647,438
MassMutual Core Bond Fund, Class I	34,993,204	4,834,827	(7,291,606)	(6,522,148)	(143,427)	25,870,850	2,842,951	809,728	526,742
MassMutual Diversified Value Fund, Class I	2,709,426	502,095	(310,703)	(617,933)	67,551	2,350,436	216,232	51,803	292,242
MassMutual Equity Opportunities Fund, Class I	3,997,912	1,773,282	(582,538)	(832,078)	33,792	4,390,370	263,528	50,516	439,769
MassMutual Fundamental Value Fund, Class I	3,237,834	653,317	(530,186)	(631,697)	17,713	2,746,981	321,660	23,736	377,169
MassMutual Global Floating Rate Fund, Class I	—	1,583,012	(999,999)	(48,126)	(32,887)	502,000	59,408	27,666	—
MassMutual Global Floating Rate Fund, Class Y	—	12,700	(13,191)	—	491	—	—	12,702	—
MassMutual Growth Opportunities Fund, Class I	1,450,735	386,028	(139,760)	(932,202)	(47,560)	717,241	157,290	—	318,405
MassMutual High Yield Fund, Class I	1,290,445	2,686,780	(2,158,592)	(186,392)	(198,736)	1,433,505	197,181	159,547	—
MassMutual Inflation-Protected and Income Fund, Class I	6,106,746	741,516	(4,404,405)	(825,081)	24,483	1,643,259	175,750	106,528	326,055
MassMutual International Equity Fund, Class I	767,125	231,275	(278,250)	(98,422)	(118,880)	502,848	70,427	15,837	78,549
MassMutual Mid Cap Growth Fund, Class I	1,472,740	350,956	(140,866)	(662,188)	3,402	1,024,044	55,205	—	280,626
MassMutual Mid-Cap Value Fund, Class I	2,267,697	610,219	(1,140,865)	(717,148)	69,504	1,089,407	103,164	23,255	518,879
MassMutual Overseas Fund, Class I	2,736,115	2,175,382	(864,865)	(1,220,125)	43,698	2,870,205	413,574	38,658	224,021
MassMutual Short-Duration Bond Fund, Class I	40,778,792	3,341,740	(10,385,507)	(4,273,188)	(1,404,446)	28,057,391	3,236,147	1,729,010	—
MassMutual Small Cap Growth Equity Fund, Class I	265,439	77,127	(42,935)	(122,212)	(1,226)	176,193	14,732	—	56,937
MassMutual Small Cap Value Equity Fund, Class I	873,974	248,986	(85,870)	(313,424)	(6,166)	717,500	82,566	—	208,607
MassMutual Strategic Bond Fund, Class I	25,626,277	7,416,217	(6,084,742)	(5,418,451)	(245,506)	21,293,795	2,502,209	1,017,428	479,459
MassMutual Strategic Emerging Markets Fund, Class I	1,263,154	262,659	(190,779)	(560,701)	(39,799)	734,534	89,468	16,964	154,657
MassMutual Total Return Bond Fund, Class I	37,143,911	13,073,019	(8,818,640)	(6,406,961)	(198,386)	34,792,943	4,132,178	613,046	72,910
MM Equity Asset Fund, Class I	10,432,793	3,331,439	(4,155,012)	(3,698,160)	390,786	6,301,846	900,264	129,741	2,080,520
	$182,456,905	$46,872,790	$(51,049,178)	$(36,166,443)	$(1,792,190)	$140,321,884		$4,836,638	$7,082,985
40/60 Allocation Fund
Barings Global Floating Rate Fund, Class Y*	$2,129,513	$16,194	$(2,109,642)	$(36,065)	$—	$—	—	$14,303	$—
MassMutual Blue Chip Growth Fund, Class I	8,376,584	4,753,977	(2,527,610)	(4,607,999)	(4,633)	5,990,319	319,654	—	1,668,598
MassMutual Core Bond Fund, Class I	26,555,894	6,844,985	(8,041,550)	(4,651,117)	(725,064)	19,983,148	2,195,950	662,371	430,884
MassMutual Diversified Value Fund, Class I	5,397,509	1,516,617	(1,158,716)	(1,384,718)	258,264	4,628,956	425,847	109,498	617,731
MassMutual Equity Opportunities Fund, Class I	8,630,146	2,801,982	(2,348,578)	(2,008,620)	370,417	7,445,347	446,900	118,122	1,028,315

188

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/21	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/22	Number of Shares Held as of 9/30/22	Dividend Income	Realized Gains Distributions
40/60 Allocation Fund (Continued)
MassMutual Fundamental Value Fund, Class I	$6,732,322	$1,978,295	$(1,515,736)	$(1,426,979)	$87,505	$5,855,407	685,645	$51,964	$825,706
MassMutual Global Floating Rate Fund, Class I	—	2,162,806	(1,200,001)	(81,156)	(37,969)	843,680	99,844	38,887	—
MassMutual Global Floating Rate Fund, Class Y	—	12,447	(14,277)	—	1,830	—	—	17,329	—
MassMutual Growth Opportunities Fund, Class I	2,944,392	1,007,350	(508,193)	(1,859,759)	(189,218)	1,394,572	305,827	—	676,784
MassMutual High Yield Fund, Class I	1,466,621	2,217,822	(1,217,292)	(289,409)	(130,119)	2,047,623	281,654	184,377	—
MassMutual Inflation-Protected and Income Fund, Class I	3,832,941	862,604	(3,269,169)	(426,493)	(94,182)	905,701	96,866	71,125	217,695
MassMutual International Equity Fund, Class I	1,683,708	1,931,383	(1,033,162)	(327,439)	(304,347)	1,950,143	273,129	40,664	201,679
MassMutual Mid Cap Growth Fund, Class I	2,439,138	831,080	(513,583)	(1,140,707)	7,250	1,623,178	87,503	—	492,432
MassMutual Mid Cap Value Fund, Class I	4,019,697	1,334,654	(1,513,583)	(1,336,625)	87,033	2,591,176	245,377	42,723	953,282
MassMutual Overseas Fund, Class I	5,388,214	3,696,306	(2,579,532)	(2,176,428)	76,112	4,404,672	634,679	85,215	493,814
MassMutual Short-Duration Bond Fund, Class I	26,476,282	4,718,774	(8,015,169)	(2,964,727)	(868,757)	19,346,403	2,231,419	1,183,510	—
MassMutual Small Cap Growth Equity Fund, Class I	597,449	237,753	(153,964)	(290,924)	(4,027)	386,287	32,298	—	136,481
MassMutual Small Cap Value Equity Fund, Class I	2,242,617	753,702	(302,317)	(823,959)	(25,299)	1,844,744	212,284	—	553,977
MassMutual Strategic Bond Fund, Class I	23,119,765	6,245,422	(6,700,039)	(4,445,864)	(864,223)	17,355,061	2,039,373	987,740	465,469
MassMutual Strategic Emerging Markets Fund, Class I	1,944,067	694,984	(569,014)	(849,439)	(123,097)	1,097,501	133,679	27,981	255,103
MassMutual Total Return Bond Fund, Class I	33,433,186	13,374,232	(9,983,061)	(5,348,393)	(882,598)	30,593,366	3,633,416	592,515	70,468
MM Equity Asset Fund, Class I	23,108,280	10,117,702	(8,232,688)	(8,595,680)	488,645	16,886,259	2,412,323	306,930	4,921,951
	$190,518,325	$68,111,071	$(63,506,876)	$(45,072,500)	$(2,876,477)	$147,173,543		$4,535,254	$14,010,369
60/40 Allocation Fund
Barings Global Floating Rate Fund, Class Y*	$3,636,669	$27,655	$(3,607,223)	$(57,101)	$—	$—	—	$24,425	$—
MassMutual Blue Chip Growth Fund, Class I	11,813,796	5,401,984	(3,269,130)	(5,954,898)	218,568	8,210,320	438,117	—	2,110,494
MassMutual Core Bond Fund, Class I	17,508,095	1,994,226	(4,116,705)	(2,868,206)	(321,855)	12,195,555	1,340,171	388,855	252,957
MassMutual Diversified Value Fund, Class I	8,517,510	1,160,544	(1,470,756)	(1,808,448)	251,189	6,650,039	611,779	154,829	873,467
MassMutual Equity Opportunities Fund , Class I	14,092,888	1,912,011	(3,046,061)	(2,725,321)	486,487	10,720,004	643,458	167,054	1,454,297
MassMutual Fundamental Value Fund, Class I	9,805,210	1,893,415	(1,959,891)	(1,852,022)	91,703	7,978,415	934,241	69,812	1,109,288
MassMutual Global Floating Rate Fund, Class I	—	3,700,188	(1,200,000)	(217,710)	(30,497)	2,251,981	266,507	73,072	—
MassMutual Global Floating Rate Fund, Class Y	—	21,257	(19,894)	—	(1,363)	—	—	29,593	—

189

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/21	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/22	Number of Shares Held as of 9/30/22	Dividend Income	Realized Gains Distributions
60/40 Allocation Fund (Continued)
MassMutual Growth Opportunities Fund, Class I	$3,995,702	$911,498	$(589,016)	$(2,386,733)	$(149,820)	$1,781,631	390,709	$—	$842,115
MassMutual High Yield Fund, Class I	3,883,987	2,170,232	(1,105,997)	(824,498)	(173,378)	3,950,346	543,376	406,716	—
MassMutual Inflation-Protected and Income Fund, Class I	1,990,383	180,519	(1,512,996)	(198,427)	(35,818)	423,661	45,311	32,646	99,924
MassMutual International Equity Fund, Class I	3,231,405	477,780	(920,704)	(461,303)	(378,009)	1,949,169	272,993	61,387	304,457
MassMutual Mid Cap Growth Fund, Class I	4,047,813	815,797	(598,147)	(1,753,325)	48,493	2,560,631	138,039	—	741,268
MassMutual Mid-Cap Value Fund, Class I	4,894,347	1,206,861	(575,287)	(1,639,823)	122,315	4,008,413	379,585	48,571	1,083,761
MassMutual Overseas Fund, Class I	6,369,737	2,449,442	(2,377,570)	(2,141,436)	124,444	4,424,617	637,553	84,369	488,905
MassMutual Short-Duration Bond Fund, Class I	14,351,051	822,730	(2,589,755)	(1,659,753)	(213,335)	10,710,938	1,235,402	575,613	—
MassMutual Small Cap Growth Equity Fund, Class I	1,299,312	299,640	(180,335)	(599,154)	15,180	834,643	69,786	—	270,294
MassMutual Small Cap Value Equity Fund, Class I	3,948,706	982,244	(1,358,644)	(1,141,737)	(173,068)	2,257,501	259,782	—	923,880
MassMutual Strategic Bond Fund, Class I	11,149,866	2,744,475	(3,432,836)	(1,897,642)	(388,452)	8,175,411	960,683	419,185	197,539
MassMutual Strategic Emerging Markets Fund, Class I	775,023	242,967	(457,806)	(232,593)	(57,925)	269,666	32,846	9,244	84,271
MassMutual Total Return Bond Fund, Class I	21,917,982	3,767,381	(5,900,576)	(3,053,176)	(447,668)	16,283,943	1,933,960	348,817	41,485
MM Equity Asset Fund, Class I	42,281,088	11,895,559	(10,515,033)	(14,711,499)	1,210,672	30,160,787	4,308,684	511,810	8,207,407
	$189,510,570	$45,078,405	$(50,804,362)	$(48,184,805)	$197,863	$135,797,671		$3,405,998	$19,085,809
80/20 Allocation Fund
Barings Global Floating Rate Fund, Class Y*	$2,919,474	$22,201	$(2,895,513)	$(46,162)	$—	$—	—	$19,608	$—
MassMutual Blue Chip Growth Fund, Class I	10,463,108	5,028,755	(2,809,018)	(5,475,514)	176,220	7,383,551	394,000	—	1,888,811
MassMutual Core Bond Fund, Class I	5,553,330	1,232,980	(1,852,377)	(867,891)	(135,847)	3,930,195	431,890	122,946	79,978
MassMutual Diversified Value Fund, Class I	6,101,531	1,204,430	(1,184,740)	(1,426,171)	269,234	4,964,284	456,696	111,719	630,262
MassMutual Equity Opportunities Fund, Class I	9,751,065	2,029,867	(2,312,298)	(1,924,839)	309,309	7,853,104	471,375	116,455	1,013,808
MassMutual Fundamental Value Fund, Class I	7,582,006	1,899,626	(1,686,793)	(1,523,068)	118,668	6,390,439	748,295	54,166	860,687
MassMutual Global Floating Rate Fund, Class I	—	2,969,744	(1,000,000)	(171,395)	(25,414)	1,772,935	209,815	57,939	—
MassMutual Global Floating Rate Fund, Class Y	—	17,064	(16,291)	—	(773)	—	—	23,757	—
MassMutual Growth Opportunities Fund, Class I	3,282,271	916,450	(512,522)	(1,956,938)	(181,283)	1,547,978	339,469	—	699,260
MassMutual High Yield Fund, Class I	3,302,143	1,525,355	(46,471)	(866,452)	(2,036)	3,912,539	538,176	350,989	—
MassMutual Inflation-Protected and Income Fund, Class I	625,407	114,891	(531,403)	(52,353)	(19,565)	136,977	14,650	10,315	31,573

190

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/21	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/22	Number of Shares Held as of 9/30/22	Dividend Income	Realized Gains Distributions
80/20 Allocation Fund (Continued)
MassMutual International Equity Fund, Class I	$2,297,789	$681,954	$(1,022,180)	$(216,272)	$(368,196)	$1,373,095	192,310	$43,353	$215,015
MassMutual Mid Cap Growth Fund, Class I	4,294,852	1,017,689	(523,228)	(1,948,969)	76,128	2,916,472	157,222	—	799,735
MassMutual Mid-Cap Value Fund, Class I	4,208,767	1,189,437	(504,064)	(1,439,491)	104,322	3,558,971	337,024	42,220	942,062
MassMutual Overseas Fund, Class I	7,760,610	3,784,146	(2,832,659)	(2,753,812)	112,312	6,070,597	874,726	104,469	605,382
MassMutual Short-Duration Bond Fund, Class I	6,637,743	695,581	(1,042,238)	(831,945)	(66,544)	5,392,597	621,984	275,135	—
MassMutual Small Cap Growth Equity Fund, Class I	1,356,496	351,196	(154,922)	(636,029)	9,529	926,270	77,447	—	284,996
MassMutual Small Cap Value Equity Fund, Class I	3,175,407	877,625	(302,685)	(1,134,928)	(10,695)	2,604,724	299,738	—	745,223
MassMutual Strategic Bond Fund, Class I	4,073,596	1,086,449	(1,548,579)	(648,082)	(173,185)	2,790,199	327,873	153,152	72,173
MassMutual Strategic Emerging Markets Fund, Class I	3,424,859	801,813	(624,485)	(1,469,899)	(127,843)	2,004,445	244,147	44,949	409,797
MassMutual Total Return Bond Fund, Class I	8,822,195	3,162,073	(4,665,748)	(869,011)	(412,344)	6,037,165	717,003	140,992	16,768
MM Equity Asset Fund, Class I	32,928,612	11,182,327	(9,279,960)	(11,380,824)	672,976	24,123,131	3,446,162	400,059	6,415,365
	$128,561,261	$41,791,653	$(37,348,174)	$(37,640,045)	$324,973	$95,689,668		$2,072,223	$15,710,895
MM RetireSMART by JPMorgan In Retirement Fund
Barings Global Floating Rate Fund, Class Y*	$1,464,503	$11,087	$(1,420,762)	$(55,143)	$315	$—	—	$11,087	$—
MassMutual Blue Chip Growth Fund, Class I	1,778,027	1,592,850	(939,725)	(953,719)	7,574	1,485,007	79,243	—	312,217
MassMutual Core Bond Fund, Class I	22,877,013	7,263,241	(9,683,302)	(3,433,792)	(770,534)	16,252,626	1,786,003	492,849	320,607
MassMutual Diversified Value Fund, Class I	1,931,872	1,014,463	(1,677,309)	(622,796)	250,077	896,307	82,457	36,134	203,854
MassMutual Equity Opportunities Fund, Class I	2,816,597	1,538,884	(1,448,828)	(840,704)	314,140	2,380,089	142,862	34,532	300,622
MassMutual Fundamental Value Fund, Class I	1,761,881	1,185,471	(1,410,838)	(610,006)	274,670	1,201,178	140,653	12,550	199,424
MassMutual Global Floating Rate Fund, Class I	—	1,371,900	(1,134,850)	(14,832)	(44,111)	178,107	21,078	22,265	—
MassMutual Global Floating Rate Fund, Class Y	—	8,331	(41,340)	—	33,009	—	—	11,390	—
MassMutual Growth Opportunities Fund, Class I	538,449	614,017	(283,711)	(272,349)	(149,767)	446,639	97,947	—	112,760
MassMutual High Yield Fund, Class I	12,606,632	2,058,381	(8,262,949)	(1,897,395)	(143,329)	4,361,340	599,909	967,968	—
MassMutual Inflation-Protected and Income Fund, Class I	8,797,706	2,160,551	(3,262,098)	(1,472,296)	(5,708)	6,218,155	665,043	144,241	441,485
MassMutual International Equity Fund, Class I	1,838,547	1,346,623	(1,146,617)	(408,987)	(142,594)	1,486,972	208,259	37,633	186,650
MassMutual Mid Cap Growth Fund, Class I	806,815	587,720	(342,084)	(422,527)	69,088	699,012	37,683	—	137,299
MassMutual Mid-Cap Value Fund, Class I	798,961	440,380	(300,139)	(304,950)	63,001	697,253	66,028	7,544	168,335

191

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/21	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/22	Number of Shares Held as of 9/30/22	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan In Retirement Fund (Continued)
MassMutual Overseas Fund, Class I	$4,911,840	$2,447,280	$(3,367,486)	$(1,606,054)	$202,408	$2,587,988	372,909	$67,656	$392,058
MassMutual Small Cap Growth Equity Fund, Class I	459,540	650,055	(317,494)	(177,931)	(109,499)	504,671	42,197	—	119,781
MassMutual Small Cap Value Equity Fund, Class I	611,330	772,235	(436,397)	(290,249)	7,134	664,053	76,416	—	178,892
MassMutual Strategic Bond Fund, Class I	7,695,134	2,674,565	(3,278,454)	(1,233,795)	(364,175)	5,493,275	645,508	284,660	134,145
MassMutual Strategic Emerging Markets Fund, Class I	2,478,194	1,783,331	(1,635,359)	(536,060)	(576,139)	1,513,967	184,405	30,363	276,810
MassMutual Total Return Bond Fund, Class I	7,695,134	2,310,390	(3,278,841)	(889,481)	(350,096)	5,487,106	651,675	118,460	14,089
MM Equity Asset Fund, Class I	8,830,242	6,413,068	(4,779,689)	(3,375,055)	334,006	7,422,572	1,060,367	103,707	1,663,013
	$90,698,417	$38,244,823	$(48,448,272)	$(19,418,121)	$(1,100,530)	$59,976,317		$2,383,039	$5,162,041
MM RetireSMART by JPMorgan 2020 Fund
Barings Global Floating Rate Fund, Class Y*	$3,366,161	$24,979	$(3,311,648)	$(83,170)	$3,678	$—	—	$24,980	$—
MassMutual Blue Chip Growth Fund, Class I	4,067,993	3,254,075	(2,469,415)	(1,985,180)	19,470	2,886,943	154,052	—	680,539
MassMutual Core Bond Fund, Class I	52,339,321	13,596,564	(25,627,624)	(6,787,662)	(1,885,686)	31,634,913	3,476,364	1,072,994	698,001
MassMutual Diversified Value Fund, Class I	4,426,230	1,715,035	(3,632,022)	(1,595,358)	833,249	1,747,134	160,730	79,015	445,764
MassMutual Equity Opportunities Fund, Class I	6,453,314	2,581,969	(3,335,802)	(1,643,088)	583,235	4,639,628	278,489	75,675	658,791
MassMutual Fundamental Value Fund, Class I	4,030,871	2,150,815	(3,169,383)	(1,431,988)	755,017	2,335,332	273,458	27,347	434,533
MassMutual Global Floating Rate Fund, Class I	—	2,892,118	(2,427,588)	(27,629)	(92,384)	344,517	40,771	45,594	—
MassMutual Global Floating Rate Fund, Class Y	—	17,991	(50,893)	—	32,902	—	—	24,434	—
MassMutual Growth Opportunities Fund, Class I	1,233,777	1,171,217	(649,034)	(662,362)	(222,952)	870,646	190,931	—	246,815
MassMutual High Yield Fund, Class I	28,885,751	3,007,363	(19,130,416)	(3,690,298)	(582,564)	8,489,836	1,167,790	2,081,779	—
MassMutual Inflation-Protected and Income Fund, Class I	20,158,305	3,300,010	(8,336,591)	(3,204,799)	185,717	12,102,642	1,294,400	315,306	965,072
MassMutual International Equity Fund, Class I	4,210,086	2,588,182	(2,761,230)	(688,062)	(441,862)	2,907,114	407,159	82,358	408,466
MassMutual Mid Cap Growth Fund, Class I	1,848,585	1,067,796	(820,404)	(909,381)	175,973	1,362,569	73,454	—	300,348
MassMutual Mid-Cap Value Fund, Class I	1,830,512	745,961	(717,759)	(703,031)	203,477	1,359,160	128,708	16,498	368,104
MassMutual Overseas Fund, Class I	11,230,700	5,319,795	(8,649,354)	(3,382,154)	510,038	5,029,025	724,643	147,507	854,787
MassMutual Small Cap Growth Equity Fund, Class I	1,052,879	1,267,244	(735,299)	(418,615)	(182,456)	983,753	82,254	—	262,120
MassMutual Small Cap Value Equity Fund, Class I	1,400,643	1,472,173	(999,340)	(688,141)	109,101	1,294,436	148,957	—	391,289
MassMutual Strategic Bond Fund, Class I	17,605,362	4,974,962	(8,575,341)	(2,426,059)	(886,764)	10,692,160	1,256,423	619,976	292,162

192

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/21	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/22	Number of Shares Held as of 9/30/22	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2020 Fund (Continued)
MassMutual Strategic Emerging Markets Fund, Class I	$5,674,990	$3,149,388	$(3,503,244)	$(1,625,618)	$(734,935)	$2,960,581	360,607	$66,479	$606,086
MassMutual Total Return Bond Fund, Class I	17,605,362	4,338,077	(8,726,701)	(1,738,915)	(797,692)	10,680,131	1,268,424	257,996	30,684
MM Equity Asset Fund, Class I	20,202,269	12,773,315	(12,285,298)	(7,554,844)	1,295,132	14,430,574	2,061,511	225,968	3,623,638
	$207,623,111	$71,409,029	$(119,914,386)	$(41,246,354)	$(1,120,306)	$116,751,094		$5,163,906	$11,267,199
MM RetireSMART by JPMorgan 2025 Fund
Barings Global Floating Rate Fund, Class Y	$2,057,828	$28,022	$(2,026,349)	$(59,501)	$—	$—	—	$15,687	$—
MassMutual Blue Chip Growth Fund, Class I	4,554,999	3,191,152	(2,187,160)	(2,306,197)	24,922	3,277,716	174,905	—	801,532
MassMutual Core Bond Fund, Class I	36,738,296	12,051,643	(15,173,717)	(5,510,674)	(1,408,415)	26,697,133	2,933,751	808,233	525,770
MassMutual Diversified Value Fund, Class I	4,944,685	1,398,914	(3,478,418)	(1,696,242)	824,290	1,993,229	183,370	93,050	524,944
MassMutual Equity Opportunities Fund, Class I	7,204,736	1,916,591	(2,599,624)	(1,464,157)	230,154	5,287,700	317,389	89,131	775,933
MassMutual Fundamental Value Fund, Class I	4,513,424	1,902,945	(2,984,607)	(1,510,018)	731,117	2,652,861	310,639	32,220	511,978
MassMutual Global Floating Rate Fund, Class I	—	1,981,455	(1,591,615)	(23,391)	(75,891)	290,558	34,386	36,840	—
MassMutual Global Floating Rate Fund, Class Y	—	16,151	(44,990)	—	28,839	—	—	16,153	—
MassMutual Growth Opportunities Fund, Class I	1,377,094	1,238,861	(591,474)	(795,532)	(237,442)	991,507	217,436	—	290,017
MassMutual High Yield Fund, Class I	16,722,405	2,260,142	(8,830,041)	(2,746,345)	(120,629)	7,285,532	1,002,136	1,327,115	—
MassMutual Inflation-Protected and Income Fund, Class I	6,155,961	2,545,851	(1,991,316)	(1,131,918)	(46,122)	5,532,456	591,707	103,733	317,499
MassMutual International Equity Fund, Class I	4,686,905	2,511,864	(2,586,657)	(898,766)	(433,074)	3,280,272	459,422	96,616	479,179
MassMutual Mid Cap Growth Fund, Class I	2,097,235	1,048,770	(734,439)	(997,650)	105,729	1,519,645	81,922	—	366,906
MassMutual Mid-Cap Value Fund, Class I	2,077,797	686,580	(648,999)	(766,469)	166,889	1,515,798	143,541	20,097	448,413
MassMutual Overseas Fund, Class I	12,525,152	4,427,759	(7,840,317)	(3,988,913)	565,915	5,689,596	819,827	173,614	1,006,069
MassMutual Small Cap Growth Equity Fund, Class I	1,192,746	1,198,489	(621,706)	(536,243)	(143,091)	1,090,195	91,153	—	291,542
MassMutual Small Cap Value Equity Fund, Class I	1,582,634	1,370,522	(861,562)	(797,993)	143,831	1,437,432	165,412	—	433,635
MassMutual Strategic Bond Fund, Class I	12,365,444	4,340,513	(5,058,981)	(1,991,732)	(641,914)	9,013,330	1,059,146	466,984	220,064
MassMutual Strategic Emerging Markets Fund, Class I	6,471,157	3,478,808	(2,497,016)	(2,733,434)	(341,201)	4,378,314	533,290	81,586	743,818
MassMutual Total Return Bond Fund, Class I	12,365,444	3,846,601	(5,173,025)	(1,417,367)	(618,464)	9,003,189	1,069,262	194,332	23,112
MM Equity Asset Fund, Class I	22,626,948	11,520,395	(10,492,381)	(8,449,194)	1,201,308	16,407,076	2,343,868	266,573	4,274,763
	$162,260,890	$62,962,028	$(78,014,394)	$(39,821,736)	$(43,249)	$107,343,539		$3,821,964	$12,035,174

193

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/21	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/22	Number of Shares Held as of 9/30/22	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2030 Fund
MassMutual Blue Chip Growth Fund, Class I	$11,833,758	$8,705,870	$(5,302,170)	$(6,297,383)	$186,572	$9,126,647	487,014	$—	$2,152,778
MassMutual Core Bond Fund, Class I	61,141,813	25,008,462	(26,170,167)	(9,546,784)	(2,455,606)	47,977,718	5,272,277	1,380,773	898,217
MassMutual Diversified Value Fund, Class I	12,861,927	3,867,274	(8,894,332)	(3,950,357)	1,615,416	5,499,928	505,973	248,812	1,403,668
MassMutual Equity Opportunities Fund, Class I	18,756,945	5,481,002	(6,329,980)	(3,532,738)	218,283	14,593,512	875,961	237,642	2,068,800
MassMutual Fundamental Value Fund, Class I	11,724,657	5,149,762	(7,400,819)	(4,188,946)	2,094,579	7,379,233	864,079	86,509	1,374,612
MassMutual Growth Opportunities Fund, Class I	3,591,139	3,378,738	(1,484,693)	(2,197,172)	(552,078)	2,735,934	599,986	—	775,048
MassMutual High Yield Fund, Class I	29,983,563	5,013,483	(16,196,190)	(4,874,115)	(362,285)	13,564,456	1,865,812	2,420,575	—
MassMutual International Equity Fund, Class I	12,179,451	6,447,732	(5,905,927)	(2,615,257)	(976,619)	9,129,380	1,278,625	258,435	1,281,748
MassMutual Mid Cap Growth Fund, Class I	5,485,186	2,895,154	(1,871,263)	(2,540,842)	148,747	4,116,982	221,940	—	992,270
MassMutual Mid-Cap Value Fund, Class I	5,434,357	1,982,370	(1,687,180)	(1,812,794)	189,789	4,106,542	388,877	54,487	1,215,772
MassMutual Overseas Fund, Class I	35,777,659	12,434,421	(22,455,002)	(13,119,848)	3,332,946	15,970,176	2,301,178	521,867	3,024,157
MassMutual Premier Inflation-Protected and Income Fund, Class I	—	2,482,744	(418,497)	(182,766)	(24,410)	1,857,071	198,617	—	—
MassMutual Small Cap Growth Equity Fund, Class I	3,126,114	3,124,749	(1,523,237)	(1,585,695)	(167,968)	2,973,963	248,659	—	755,469
MassMutual Small Cap Value Equity Fund, Class I	4,158,561	3,570,101	(2,096,200)	(2,060,200)	351,723	3,923,985	451,552	—	1,128,220
MassMutual Strategic Bond Fund, Class I	20,588,259	9,180,301	(8,990,752)	(3,381,516)	(1,197,849)	16,198,443	1,903,460	798,882	376,470
MassMutual Strategic Emerging Markets Fund, Class I	16,990,386	9,216,754	(5,273,435)	(8,087,385)	(387,231)	12,459,089	1,517,550	223,253	2,035,382
MassMutual Total Return Bond Fund, Class I	20,588,259	8,335,918	(9,192,676)	(2,494,297)	(1,056,952)	16,180,252	1,921,645	332,431	39,536
MM Equity Asset Fund, Class I	58,860,073	30,980,828	(24,643,583)	(22,490,864)	2,954,212	45,660,666	6,522,952	714,695	11,460,870
	$333,082,107	$147,255,663	$(155,836,103)	$(94,958,959)	$3,911,269	$233,453,977		$7,278,361	$30,983,017
MM RetireSMART by JPMorgan 2035 Fund
MassMutual Blue Chip Growth Fund, Class I	$9,659,995	$6,496,484	$(3,998,139)	$(4,941,074)	$137,128	$7,354,394	392,444	$—	$1,691,458
MassMutual Core Bond Fund, Class I	6,254,943	4,093,444	(2,856,127)	(1,047,472)	(294,527)	6,150,261	675,853	148,560	96,640
MassMutual Diversified Value Fund, Class I	6,369,167	1,786,358	(4,088,476)	(1,783,018)	678,419	2,962,450	272,534	118,198	666,814
MassMutual Equity Opportunities Fund, Class I	6,383,644	1,836,252	(2,232,835)	(1,174,758)	97,482	4,909,785	294,705	77,586	675,425
MassMutual Fundamental Value Fund, Class I	6,377,513	2,308,791	(4,147,801)	(2,080,045)	1,011,182	3,469,640	406,281	45,349	720,588
MassMutual Growth Opportunities Fund, Class I	3,261,242	2,815,061	(1,219,096)	(2,012,943)	(385,114)	2,459,150	539,287	—	675,169
MassMutual High Yield Fund, Class I	10,349,549	1,561,576	(6,553,440)	(1,490,955)	(145,635)	3,721,095	511,843	774,668	—

194

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/21	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/22	Number of Shares Held as of 9/30/22	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2035 Fund (Continued)
MassMutual International Equity Fund, Class I	$8,922,230	$3,728,599	$(4,041,007)	$(1,708,183)	$(732,878)	$6,168,761	863,972	$179,010	$887,828
MassMutual Mid Cap Growth Fund, Class I	2,937,680	1,412,090	(872,572)	(1,354,355)	86,574	2,209,417	119,106	—	524,093
MassMutual Mid-Cap Value Fund, Class I	2,910,387	1,008,257	(854,799)	(933,704)	73,677	2,203,818	208,695	28,785	642,292
MassMutual Overseas Fund, Class I	23,599,269	6,622,258	(14,414,685)	(8,294,313)	2,301,715	9,814,244	1,414,156	320,844	1,859,252
MassMutual Small Cap Growth Equity Fund, Class I	1,676,740	1,543,368	(716,159)	(838,807)	(72,529)	1,592,613	133,162	—	387,240
MassMutual Small Cap Value Equity Fund, Class I	2,219,180	1,759,234	(991,500)	(1,053,971)	165,987	2,098,930	241,534	—	578,777
MassMutual Strategic Bond Fund, Class I	11,737,204	7,417,732	(5,837,037)	(1,982,408)	(862,413)	10,473,078	1,230,679	477,482	225,011
MassMutual Strategic Emerging Markets Fund, Class I	4,894,612	2,792,374	(1,606,102)	(2,286,720)	(128,700)	3,665,464	446,463	63,028	574,623
MassMutual Total Return Bond Fund, Class I	11,737,204	6,942,498	(5,995,927)	(1,406,405)	(820,080)	10,457,290	1,241,958	198,759	23,639
MM Equity Asset Fund, Class I	31,981,431	16,100,245	(13,348,276)	(11,508,437)	1,298,107	24,523,070	3,503,296	374,637	6,007,699
	$151,271,990	$70,224,621	$(73,773,978)	$(45,897,568)	$2,408,395	$104,233,460		$2,806,906	$16,236,548
MM RetireSMART by JPMorgan 2040 Fund
MassMutual Blue Chip Growth Fund, Class I	$17,425,443	$11,521,217	$(6,623,551)	$(9,020,970)	$192,356	$13,494,495	720,090	$—	$3,076,706
MassMutual Core Bond Fund, Class I	5,249,146	4,465,701	(3,112,608)	(855,756)	(401,033)	5,345,450	587,412	125,474	81,623
MassMutual Diversified Value Fund, Class I	11,469,626	3,316,097	(7,315,356)	(3,096,166)	1,047,658	5,421,859	498,791	214,149	1,208,120
MassMutual Equity Opportunities Fund, Class I	11,495,330	3,470,759	(3,980,851)	(2,176,883)	186,204	8,994,559	539,889	140,565	1,223,687
MassMutual Fundamental Value Fund, Class I	11,509,078	4,241,960	(7,420,524)	(3,564,806)	1,600,262	6,365,970	745,430	82,437	1,309,921
MassMutual Growth Opportunities Fund, Class I	5,865,429	5,063,855	(2,020,050)	(3,711,415)	(699,379)	4,498,440	986,500	—	1,224,927
MassMutual High Yield Fund, Class I	14,868,449	1,738,724	(9,894,577)	(2,014,519)	(58,381)	4,639,696	638,198	1,060,481	—
MassMutual International Equity Fund, Class I	16,092,842	6,843,146	(6,812,921)	(2,760,219)	(1,752,348)	11,610,500	1,626,120	326,239	1,618,029
MassMutual Mid Cap Growth Fund , Class I	5,358,896	2,414,363	(1,420,849)	(2,569,083)	223,228	4,006,555	215,987	—	964,810
MassMutual Mid-Cap Value Fund, Class I	5,308,874	1,789,303	(1,518,075)	(1,701,479)	117,747	3,996,370	378,444	52,992	1,182,414
MassMutual Overseas Fund, Class I	44,061,217	12,036,261	(26,050,741)	(15,198,105)	3,691,676	18,540,308	2,671,514	604,264	3,501,646
MassMutual Small Cap Growth Equity Fund, Class I	3,046,551	2,695,222	(1,178,508)	(1,608,368)	(56,823)	2,898,074	242,314	—	701,472
MassMutual Small Cap Value Equity Fund, Class I	4,059,060	3,030,031	(1,642,038)	(1,918,238)	298,764	3,827,579	440,458	—	1,049,147
MassMutual Strategic Bond Fund, Class I	9,821,574	9,360,370	(6,463,357)	(1,526,959)	(1,133,927)	10,057,701	1,181,868	403,250	190,030
MassMutual Strategic Emerging Markets Fund, Class I	8,893,437	4,723,455	(2,496,990)	(4,251,114)	(243,133)	6,625,655	807,023	115,724	1,055,038

195

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/21	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/22	Number of Shares Held as of 9/30/22	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2040 Fund (Continued)
MassMutual Total Return Bond Fund, Class I	$9,821,574	$8,977,504	$(6,639,375)	$(1,149,492)	$(972,230)	$10,037,981	1,192,159	$167,795	$19,956
MM Equity Asset Fund, Class I	57,699,866	28,585,898	(22,509,216)	(20,836,215)	2,090,716	45,031,049	6,433,007	681,610	10,930,338
	$242,046,392	$114,273,866	$(117,099,587)	$(77,959,787)	$4,131,357	$165,392,241		$3,974,980	$29,337,864
MM RetireSMART by JPMorgan 2045 Fund
MassMutual Blue Chip Growth Fund, Class I	$8,413,227	$5,454,023	$(3,001,376)	$(4,377,360)	$142,708	$6,631,222	353,854	$—	$1,460,038
MassMutual Core Bond Fund, Class I	230,403	1,788,669	(627,381)	(132,134)	(52,082)	1,207,475	132,690	5,462	3,553
MassMutual Diversified Value Fund, Class I	5,541,471	1,679,917	(3,575,920)	(1,497,613)	519,481	2,667,336	245,385	101,724	573,874
MassMutual Equity Opportunities Fund, Class I	5,553,847	1,738,850	(1,902,485)	(1,053,960)	92,384	4,428,636	265,825	66,789	581,430
MassMutual Fundamental Value Fund, Class I	5,556,346	2,238,902	(3,718,639)	(1,747,875)	802,147	3,130,881	366,614	39,155	622,166
MassMutual Growth Opportunities Fund, Class I	2,833,639	2,457,141	(958,494)	(1,787,767)	(326,569)	2,217,950	486,392	—	579,955
MassMutual High Yield Fund, Class I	5,345,441	545,532	(4,205,839)	(570,662)	(56,938)	1,057,534	145,466	344,153	—
MassMutual International Equity Fund, Class I	7,757,333	3,507,486	(3,362,287)	(1,554,858)	(624,078)	5,723,596	801,624	154,678	767,149
MassMutual Mid Cap Growth Fund, Class I	2,596,536	1,169,159	(660,847)	(1,223,205)	93,723	1,975,366	106,489	—	458,684
MassMutual Mid-Cap Value Fund, Class I	2,572,320	931,805	(769,304)	(814,626)	50,126	1,970,321	186,583	25,208	562,461
MassMutual Overseas Fund, Class I	21,784,728	6,588,503	(13,618,336)	(7,312,878)	1,664,024	9,106,041	1,312,110	292,927	1,697,478
MassMutual Small Cap Growth Equity Fund, Class I	1,479,761	1,279,962	(536,804)	(766,024)	(28,009)	1,428,886	119,472	—	329,987
MassMutual Small Cap Value Equity Fund, Class I	1,960,909	1,454,882	(759,184)	(919,463)	144,138	1,881,282	216,488	—	492,231
MassMutual Strategic Bond Fund, Class I	431,294	3,586,914	(1,371,605)	(254,911)	(120,622)	2,271,070	266,871	17,521	8,257
MassMutual Strategic Emerging Markets Fund, Class I	4,307,963	2,370,571	(1,227,515)	(2,086,339)	(83,966)	3,280,714	399,600	55,102	502,373
MassMutual Total Return Bond Fund, Class I	431,294	3,583,015	(1,409,100)	(231,140)	(105,538)	2,268,531	269,422	7,291	867
MM Equity Asset Fund, Class I	27,849,409	13,766,606	(10,528,190)	(10,134,166)	1,153,363	22,107,022	3,158,146	323,795	5,192,388
	$104,645,921	$54,141,937	$(52,233,306)	$(36,464,981)	$3,264,292	$73,353,863		$1,433,805	$13,832,891
MM RetireSMART by JPMorgan 2050 Fund
MassMutual Blue Chip Growth Fund, Class I	$12,650,523	$8,722,678	$(4,209,069)	$(6,830,736)	$130,362	$10,463,758	558,365	$—	$2,270,086
MassMutual Core Bond Fund, Class I	346,744	2,416,002	(989,921)	(168,004)	(86,387)	1,518,434	166,861	8,385	5,454
MassMutual Diversified Value Fund, Class I	8,325,684	2,807,058	(5,366,837)	(2,256,811)	689,459	4,198,553	386,251	158,353	893,344
MassMutual Equity Opportunities Fund, Class I	8,344,378	2,971,306	(2,810,430)	(1,650,644)	116,504	6,971,114	418,434	104,125	906,463
MassMutual Fundamental Value Fund, Class I	8,355,026	3,390,584	(5,289,033)	(2,558,106)	1,041,819	4,940,290	578,488	60,849	966,878
MassMutual Growth Opportunities Fund, Class I	4,257,864	3,947,894	(1,380,327)	(2,824,407)	(509,967)	3,491,057	765,583	—	906,332

196

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/21	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/22	Number of Shares Held as of 9/30/22	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2050 Fund (Continued)
MassMutual High Yield Fund, Class I	$8,031,944	$853,642	$(6,609,582)	$(831,596)	$(102,896)	$1,341,512	184,527	$523,255	$—
MassMutual International Equity Fund, Class I	11,655,581	5,728,960	(4,941,255)	(2,124,961)	(1,304,104)	9,014,221	1,262,496	240,575	1,193,166
MassMutual Mid Cap Growth Fund, Class I	3,901,346	1,912,473	(911,437)	(1,911,988)	128,081	3,118,475	168,112	—	716,008
MassMutual Mid-Cap Value Fund, Class I	3,864,766	1,542,189	(1,088,320)	(1,264,727)	56,667	3,110,575	294,562	39,318	877,320
MassMutual Overseas Fund, Class I	32,756,086	10,392,390	(19,763,271)	(10,889,371)	1,901,103	14,396,937	2,074,487	457,033	2,648,458
MassMutual Small Cap Growth Equity Fund, Class I	2,223,382	2,055,306	(779,709)	(1,212,244)	(37,592)	2,249,143	188,055	—	515,403
MassMutual Small Cap Value Equity Fund, Class I	2,946,276	2,355,216	(1,121,799)	(1,439,528)	221,179	2,961,344	340,776	—	768,199
MassMutual Strategic Bond Fund, Class I	649,075	4,905,404	(2,177,111)	(319,724)	(200,019)	2,857,625	335,796	26,975	12,711
MassMutual Strategic Emerging Markets Fund, Class I	6,473,052	3,855,078	(1,717,971)	(3,202,200)	(216,033)	5,191,926	632,391	85,756	781,835
MassMutual Total Return Bond Fund, Class I	649,075	4,895,597	(2,225,352)	(289,547)	(175,341)	2,854,432	339,006	11,224	1,335
MM Equity Asset Fund, Class I	41,876,518	21,931,026	(14,687,993)	(15,365,313)	1,102,344	34,856,582	4,979,512	503,022	8,066,493
	$157,307,320	$84,682,803	$(76,069,417)	$(55,139,907)	$2,755,179	$113,535,978		$2,218,870	$21,529,485
MM RetireSMART by JPMorgan 2055 Fund
MassMutual Blue Chip Growth Fund, Class I	$4,249,517	$3,027,688	$(1,588,022)	$(2,252,561)	$75,058	$3,511,680	187,390	$—	$718,705
MassMutual Core Bond Fund, Class I	116,441	810,185	(333,395)	(55,638)	(28,015)	509,578	55,998	2,696	1,754
MassMutual Diversified Value Fund, Class I	2,796,332	999,830	(1,878,784)	(775,332)	266,022	1,408,068	129,537	49,842	281,180
MassMutual Equity Opportunities Fund, Class I	2,802,504	1,053,814	(1,018,113)	(550,768)	50,463	2,337,900	140,330	32,735	284,980
MassMutual Fundamental Value Fund, Class I	2,806,542	1,226,468	(1,879,897)	(888,315)	393,196	1,657,994	194,145	19,276	306,299
MassMutual Growth Opportunities Fund, Class I	1,429,901	1,348,173	(527,377)	(894,087)	(185,759)	1,170,851	256,766	—	283,571
MassMutual High Yield Fund, Class I	2,697,370	309,239	(2,252,932)	(267,595)	(35,894)	450,188	61,924	167,647	—
MassMutual International Equity Fund, Class I	3,914,425	2,078,549	(1,848,653)	(778,668)	(344,036)	3,021,617	423,196	74,870	371,329
MassMutual Mid Cap Growth Fund, Class I	1,310,220	683,209	(371,597)	(606,424)	30,499	1,045,907	56,383	—	224,949
MassMutual Mid-Cap Value Fund, Class I	1,297,971	550,581	(416,472)	(427,066)	38,226	1,043,240	98,792	12,349	275,534
MassMutual Overseas Fund, Class I	11,003,866	3,880,352	(7,121,329)	(3,676,718)	743,211	4,829,382	695,876	143,491	831,513
MassMutual Small Cap Growth Equity Fund, Class I	746,702	714,663	(303,525)	(381,072)	(22,366)	754,402	63,077	—	161,723
MassMutual Small Cap Value Equity Fund, Class I	989,492	822,768	(424,804)	(475,244)	81,021	993,233	114,296	—	241,379
MassMutual Strategic Bond Fund, Class I	217,968	1,640,190	(728,308)	(106,317)	(64,523)	959,010	112,692	8,704	4,102

197

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/21	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/22	Number of Shares Held as of 9/30/22	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2055 Fund (Continued)
MassMutual Strategic Emerging Markets Fund, Class I	$2,173,847	$1,394,800	$(719,794)	$(1,055,788)	$(50,500)	$1,742,565	212,249	$26,691	$243,335
MassMutual Total Return Bond Fund, Class I	217,968	1,637,238	(744,165)	(96,381)	(56,721)	957,939	113,769	3,623	431
MM Select Equity Asset Fund, Class I	14,066,851	7,830,410	(5,582,933)	(5,238,817)	622,452	11,697,963	1,671,138	159,555	2,558,632
	$52,837,917	$30,008,157	$(27,740,100)	$(18,526,791)	$1,512,334	$38,091,517		$701,479	$6,789,416
MM RetireSMART by JPMorgan 2060 Fund
MassMutual Blue Chip Growth Fund, Class I	$1,477,247	$1,126,671	$(709,819)	$(728,487)	$(9,633)	$1,155,979	61,685	$—	$261,113
MassMutual Core Bond Fund, Class I	40,456	283,725	(128,225)	(17,776)	(10,382)	167,798	18,439	970	630
MassMutual Diversified Value Fund, Class I	973,075	410,538	(744,226)	(271,618)	96,075	463,844	42,672	18,084	102,025
MassMutual Equity Opportunities Fund, Class I	975,255	437,095	(474,833)	(212,286)	44,907	770,138	46,227	11,868	103,322
MassMutual Fundamental Value Fund, Class I	975,582	506,644	(768,071)	(283,255)	114,872	545,772	63,908	6,995	111,159
MassMutual High Yield Fund, Class I	938,982	128,899	(815,486)	(88,383)	(15,772)	148,240	20,391	59,135	—
MassMutual Mid Cap Growth Fund , Class I	455,955	270,103	(185,301)	(214,439)	18,209	344,527	18,573	—	81,661
MassMutual Overseas Fund, Class I	3,822,904	1,572,245	(2,801,281)	(1,172,441)	168,343	1,589,770	229,073	52,640	305,042
MassMutual Small Cap Growth Equity Fund, Class I	259,843	271,529	(144,996)	(110,257)	(27,607)	248,512	20,779	—	58,794
MassMutual Small Cap Value Equity Fund, Class I	344,327	313,491	(195,368)	(160,339)	25,063	327,174	37,649	—	87,598
MassMutual Strategic Bond Fund, Class I	75,731	573,752	(275,949)	(33,943)	(23,799)	315,792	37,108	3,126	1,473
MassMutual Strategic Emerging Markets Fund, Class I	756,085	560,046	(362,724)	(323,200)	(57,420)	572,787	69,767	9,794	89,288
MassMutual Growth Opportunities Fund, Class I	497,623	500,528	(244,541)	(264,979)	(102,948)	385,683	84,580	—	103,301
MassMutual International Equity Fund, Class I	1,361,435	891,935	(871,499)	(194,448)	(192,055)	995,368	139,407	27,467	136,227
MassMutual Mid-Cap Value Fund, Class I	451,678	224,677	(198,255)	(159,663)	25,210	343,647	32,542	4,483	100,019
MassMutual Total Return Bond Fund, Class I	75,731	572,641	(281,311)	(30,647)	(20,975)	315,439	37,463	1,300	155
MM Equity Asset Fund, Class I	4,889,843	2,942,485	(2,407,999)	(1,765,892)	192,294	3,850,731	550,104	57,807	926,989
	$18,371,752	$11,587,004	$(11,609,884)	$(6,032,053)	$224,382	$12,541,201		$253,669	$2,468,796
MM Select T. Rowe Price Retirement Balanced Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$44,120,683	$6,699,911	$(9,285,816)	$(6,756,753)	$(897,297)	$33,880,728	3,925,924	$1,330,497	$113,380
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	8,105,476	2,158,804	(1,373,453)	(2,252,536)	(329,397)	6,308,894	926,416	449,071	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	22,137,853	5,109,394	(3,979,637)	(6,761,541)	309,593	16,815,662	2,004,251	602,712	306,554

198

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/21	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/22	Number of Shares Held as of 9/30/22	Dividend Income	Realized Gains Distributions
MM Select T. Rowe Price Retirement Balanced Fund (Continued)
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	$24,107,539	$16,277,618	$(5,045,868)	$(11,482,493)	$496,740	$24,353,536	2,168,614	$217,769	$4,100,029
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	40,496,798	7,416,678	(11,249,390)	(4,358,239)	189,703	32,495,550	3,299,041	1,935,255	529,404
MassMutual Select T. Rowe Price Real Assets Fund, Class I	2,159,709	1,654,074	(456,675)	(710,193)	67,918	2,714,833	262,556	60,238	131,103
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	12,063,959	2,853,267	(2,392,778)	(4,359,630)	350,603	8,515,421	773,426	119,250	1,454,413
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	2,571,128	4,522,297	(798,521)	(713,214)	(770,387)	4,811,303	879,580	48,324	—
MM S&P 500 Index Fund, Class I	14,579,963	4,270,709	(9,660,047)	(4,132,123)	1,468,860	6,527,362	409,753	181,308	1,608,522
	$170,343,108	$50,962,752	$(44,242,185)	$(41,526,722)	$886,336	$136,423,289		$4,944,424	$8,243,405
MM Select T. Rowe Price Retirement 2005 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$7,051,411	$1,198,218	$(1,883,221)	$(1,015,969)	$(148,623)	$5,201,816	602,760	$206,192	$17,571
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	1,329,741	259,538	(234,695)	(365,276)	(42,331)	946,977	139,057	73,293	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	3,441,794	1,092,591	(696,959)	(1,114,171)	60,098	2,783,353	331,747	95,613	48,631
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	3,846,427	2,893,804	(866,941)	(1,878,489)	85,914	4,080,715	363,376	34,853	656,199
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	5,174,412	1,103,846	(1,509,678)	(569,250)	34,629	4,233,959	429,844	248,809	68,063
MassMutual Select T. Rowe Price Real Assets Fund, Class I	327,019	312,518	(74,273)	(128,942)	21,176	457,498	44,245	9,124	19,858
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	1,903,008	533,640	(330,580)	(693,325)	39,425	1,452,168	131,895	19,113	233,108
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	418,385	715,439	(128,551)	(184,340)	(48,108)	772,825	141,284	7,359	—
MM S&P 500 Index Fund, Class I	2,317,988	778,142	(1,556,602)	(510,251)	58,694	1,087,971	68,297	30,005	266,198
	$25,810,185	$8,887,736	$(7,281,500)	$(6,460,013)	$60,874	$21,017,282		$724,361	$1,309,628
MM Select T. Rowe Price Retirement 2010 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$32,524,950	$3,350,581	$(9,315,106)	$(4,781,915)	$(461,845)	$21,316,665	2,470,066	$958,384	$81,670
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	5,982,738	977,678	(1,376,341)	(1,491,363)	(266,341)	3,826,371	561,875	326,421	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	19,239,674	3,739,685	(4,909,245)	(5,901,667)	617,602	12,786,049	1,523,963	518,906	263,929

199

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/21	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/22	Number of Shares Held as of 9/30/22	Dividend Income	Realized Gains Distributions
MM Select T. Rowe Price Retirement 2010 Fund (Continued)
MassMutual Select T. Rowe Price Large Cap Blend Fund Class I	$21,441,836	$12,936,313	$(6,341,569)	$(9,661,237)	$453,417	$18,828,760	1,676,648	$191,270	$3,601,103
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	22,796,923	3,204,804	(8,064,883)	(2,411,580)	218,880	15,744,144	1,598,390	1,080,309	295,526
MassMutual Select T. Rowe Price Real Assets Fund, Class I	1,802,988	1,395,190	(590,785)	(606,090)	95,980	2,097,283	202,832	49,815	108,420
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	10,666,083	2,134,317	(2,751,676)	(3,868,548)	440,925	6,621,101	601,372	105,775	1,290,062
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	2,183,646	3,148,523	(932,779)	(256,817)	(830,285)	3,312,288	605,537	37,958	—
MM S&P 500 Index Fund, Class I	12,858,398	3,294,472	(8,909,039)	(3,404,561)	1,144,387	4,983,657	312,847	161,434	1,432,213
	$129,497,236	$34,181,563	$(43,191,423)	$(32,383,778)	$1,412,720	$89,516,318		$3,430,272	$7,072,923
MM Select T. Rowe Price Retirement 2015 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$33,500,301	$4,333,795	$(9,551,091)	$(4,888,370)	$(624,294)	$22,770,341	2,638,510	$978,503	$83,384
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	5,975,617	1,187,421	(1,339,330)	(1,561,287)	(234,805)	4,027,616	591,427	319,136	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	22,585,742	4,327,092	(5,475,957)	(7,013,208)	768,644	15,192,313	1,810,764	596,111	303,197
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	24,972,217	14,768,613	(6,804,303)	(11,762,916)	1,061,897	22,235,508	1,980,010	216,931	4,084,242
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	21,096,655	3,583,100	(7,508,963)	(2,246,788)	183,411	15,107,415	1,533,748	999,043	273,295
MassMutual Select T. Rowe Price Real Assets Fund, Class I	2,141,866	1,615,701	(672,145)	(718,626)	111,823	2,478,619	239,712	58,039	126,319
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	12,457,609	2,646,385	(3,220,717)	(4,678,295)	750,452	7,955,434	722,564	118,980	1,451,117
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	2,637,531	3,209,220	(971,268)	(381,482)	(821,195)	3,672,806	671,445	44,848	—
MM S&P 500 Index Fund, Class I	14,947,394	3,662,489	(10,272,449)	(4,257,833)	1,629,859	5,709,460	358,409	180,556	1,601,841
	$140,314,932	$39,333,816	$(45,816,223)	$(37,508,805)	$2,825,792	$99,149,512		$3,512,147	$7,923,395
MM Select T. Rowe Price Retirement 2020 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$157,176,305	$15,258,813	$(48,459,690)	$(21,873,997)	$(2,439,571)	$99,661,860	11,548,304	$4,589,280	$391,081
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	26,347,495	5,283,381	(6,868,591)	(6,585,436)	(1,123,399)	17,053,450	2,504,178	1,441,672	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	118,204,237	19,927,500	(32,611,056)	(35,676,131)	4,481,243	74,325,793	8,858,855	3,199,238	1,627,211

200

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/21	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/22	Number of Shares Held as of 9/30/22	Dividend Income	Realized Gains Distributions
MM Select T. Rowe Price Retirement 2020 Fund (Continued)
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	$135,946,305	$64,472,310	$(40,845,597)	$(63,141,662)	$9,588,280	$106,019,636	9,440,751	$1,177,139	$22,162,427
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	83,562,636	14,826,104	(32,894,921)	(8,891,379)	726,759	57,329,199	5,820,223	4,085,396	1,117,590
MassMutual Select T. Rowe Price Real Assets Fund, Class I	11,830,221	6,524,925	(3,511,046)	(3,446,145)	615,402	12,013,357	1,161,833	324,495	706,244
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	61,545,915	16,013,143	(20,757,963)	(22,843,637)	4,273,895	38,231,353	3,472,421	588,465	7,177,089
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	11,874,604	15,273,356	(5,059,676)	(1,371,001)	(4,169,180)	16,548,103	3,025,247	203,739	—
MM S&P 500 Index Fund, Class I	78,334,271	21,205,118	(58,077,846)	(20,445,368)	7,053,357	28,069,532	1,762,055	954,693	8,469,792
	$684,821,989	$178,784,650	$(249,086,386)	$(184,274,756)	$19,006,786	$449,252,283		$16,564,117	$41,651,434
MM Select T. Rowe Price Retirement 2025 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$127,144,924	$15,208,924	$(29,676,663)	$(19,122,893)	$(2,203,489)	$91,350,803	10,585,261	$3,776,030	$321,779
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	19,290,365	4,852,653	(3,675,838)	(5,468,016)	(647,030)	14,352,134	2,107,509	1,074,128	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	127,109,159	22,362,783	(27,062,437)	(40,014,813)	3,674,716	86,069,408	10,258,571	3,506,421	1,783,452
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	146,926,049	72,447,159	(31,658,514)	(69,529,840)	7,766,995	125,951,849	11,215,659	1,289,150	24,271,290
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	46,133,605	15,623,185	(17,983,164)	(5,193,212)	38,234	38,618,648	3,920,675	2,444,375	668,677
MassMutual Select T. Rowe Price Real Assets Fund, Class I	12,596,497	8,052,356	(2,960,338)	(3,899,844)	457,729	14,246,400	1,377,795	350,826	763,553
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	67,883,784	18,177,410	(18,697,990)	(25,871,607)	3,977,015	45,468,612	4,129,756	661,862	8,072,265
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	12,790,157	15,184,748	(3,834,183)	(2,441,551)	(3,623,607)	18,075,564	3,304,491	224,460	—
MM S&P 500 Index Fund, Class I	82,226,480	22,604,481	(56,320,864)	(23,816,744)	8,546,052	33,239,405	2,086,592	1,008,621	8,948,244
	$642,101,020	$194,513,699	$(191,869,991)	$(195,358,520)	$17,986,615	$467,372,823		$14,335,873	$44,829,260
MM Select T. Rowe Price Retirement 2030 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$220,015,462	$23,852,817	$(39,294,601)	$(35,753,963)	$(1,881,908)	$166,937,807	19,343,894	$6,587,420	$561,355
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	27,678,942	7,079,456	(4,778,885)	(7,740,665)	(999,360)	21,239,488	3,118,868	1,552,176	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	342,929,604	51,119,237	(68,798,454)	(97,431,487)	1,107,091	228,925,991	27,285,577	9,460,392	4,811,787

201

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/21	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/22	Number of Shares Held as of 9/30/22	Dividend Income	Realized Gains Distributions
MM Select T. Rowe Price Retirement 2030 Fund (Continued)
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	$422,668,355	$169,945,028	$(86,279,029)	$(192,057,581)	$21,757,623	$336,034,396	29,922,920	$3,727,318	$70,175,578
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	36,127,574	15,261,233	(23,038,314)	(3,032,148)	(653,268)	24,665,077	2,504,069	1,858,850	508,502
MassMutual Select T. Rowe Price Real Assets Fund, Class I	32,691,410	20,813,783	(6,427,700)	(10,102,737)	1,116,407	38,091,163	3,683,865	917,084	1,995,983
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	177,144,249	40,750,105	(40,669,458)	(64,693,429)	6,615,344	119,146,811	10,821,690	1,777,034	21,673,211
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	33,075,470	30,462,845	(7,974,529)	(7,301,416)	(6,867,740)	41,394,630	7,567,574	586,336	—
MM S&P 500 Index Fund, Class I	193,813,107	43,137,971	(108,817,260)	(56,817,582)	16,679,938	87,996,174	5,523,928	2,504,581	22,220,019
	$1,486,144,173	$402,422,475	$(386,078,230)	$(474,931,008)	$36,874,127	$1,064,431,537		$28,971,191	$121,946,435
MM Select T. Rowe Price Retirement 2035 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$68,896,960	$9,388,303	$(9,318,515)	$(11,741,748)	$(507,763)	$56,717,237	6,572,102	$2,078,288	$177,104
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	7,138,412	1,731,985	(746,460)	(2,194,850)	(133,094)	5,795,993	851,100	398,569	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	181,999,418	39,297,522	(24,626,546)	(56,663,257)	998,879	141,006,016	16,806,438	5,071,453	2,579,465
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	248,230,801	96,867,293	(38,110,791)	(112,403,831)	9,617,618	204,201,090	18,183,534	2,199,719	41,414,921
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund Class I	6,367,710	9,040,663	(14,557,991)	(165,266)	(358,790)	326,326	33,130	352,751	96,498
MassMutual Select T. Rowe Price Real Assets Fund, Class I	17,268,800	13,728,062	(2,395,464)	(5,849,386)	359,123	23,111,135	2,235,119	487,809	1,061,688
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	95,573,546	26,937,528	(16,665,758)	(35,461,766)	2,243,347	72,626,897	6,596,448	966,633	11,789,327
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	13,274,357	11,098,217	(1,962,080)	(4,140,413)	(1,618,261)	16,651,820	3,044,208	239,633	—
MM S&P 500 Index Fund, Class I	82,560,915	26,071,399	(37,959,736)	(25,756,483)	5,996,677	50,912,772	3,196,031	1,057,363	9,380,662
	$721,310,919	$234,160,972	$(146,343,341)	$(254,377,000)	$16,597,736	$571,349,286		$12,852,218	$66,499,665
MM Select T. Rowe Price Retirement 2040 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$70,468,132	$6,362,914	$(21,888,506)	$(10,162,390)	$(284,086)	$44,496,064	5,155,975	$2,024,048	$172,482
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	4,379,347	792,450	(1,608,248)	(912,701)	(293,896)	2,356,952	346,102	243,837	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	347,320,194	75,273,265	(55,873,544)	(105,779,868)	26,713	260,966,760	31,104,501	9,780,335	4,974,518

202

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/21	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/22	Number of Shares Held as of 9/30/22	Dividend Income	Realized Gains Distributions
MM Select T. Rowe Price Retirement 2040 Fund (Continued)
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	$515,989,799	$170,048,810	$(98,919,330)	$(230,939,187)	$25,779,586	$381,959,678	34,012,438	$4,566,617	$85,977,355
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	11,111,660	14,913,230	(24,552,148)	(298,672)	(638,346)	535,724	54,388	624,538	170,847
MassMutual Select T. Rowe Price Real Assets Fund, Class I	32,833,279	25,517,525	(4,829,342)	(11,110,745)	844,703	43,255,420	4,183,309	927,528	2,018,714
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	185,600,886	45,706,110	(31,315,928)	(70,254,327)	6,568,850	136,305,591	12,380,163	1,871,076	22,820,173
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	14,751,557	8,372,471	(2,200,654)	(3,925,515)	(1,599,927)	15,397,932	2,814,978	279,914	—
MM S&P 500 Index Fund, Class I	126,333,730	52,044,572	(48,465,190)	(42,087,076)	8,331,725	96,157,761	6,036,269	1,641,591	14,563,791
	$1,308,788,584	$399,031,347	$(289,652,890)	$(475,470,481)	$38,735,322	$981,431,882		$21,959,484	$130,697,880
MM Select T. Rowe Price Retirement 2045 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$17,805,199	$1,688,791	$(9,532,734)	$(1,870,838)	$(49,092)	$8,041,326	931,788	$400,489	$34,128
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	399,663	146	(398,477)	(3,353)	2,021	—	—	—	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	153,325,766	41,213,885	(17,640,477)	(49,500,722)	(167,737)	127,230,715	15,164,567	4,378,552	2,227,039
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	227,377,125	90,318,431	(37,153,316)	(105,178,798)	9,147,955	184,511,397	16,430,222	2,055,859	38,706,422
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	—	6,392,873	(5,737,187)	(13,072)	(402,008)	240,606	24,427	267,317	73,126
MassMutual Select T. Rowe Price Real Assets Fund, Class I	14,542,969	13,187,421	(1,678,848)	(5,256,565)	257,808	21,052,785	2,036,053	419,120	912,192
MassMutual Select T. Rowe Price Small And Mid Cap Blend Fund, Class I	85,010,543	23,772,007	(10,848,620)	(32,675,560)	2,204,618	67,462,988	6,127,429	873,319	10,651,252
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	4,926,821	1,061,947	(1,737,832)	148,193	(1,292,834)	3,106,295	567,878	84,456	—
MM S&P 500 Index Fund, Class I	54,852,004	26,996,041	(18,081,627)	(19,501,134)	3,193,839	47,459,123	2,979,229	717,554	6,365,959
	$558,240,090	$204,631,542	$(102,809,118)	$(213,851,849)	$12,894,570	$459,105,235		$9,196,666	$58,970,118
MM Select T. Rowe Price Retirement 2050 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$23,875,712	$1,618,013	$(18,407,501)	$(1,353,926)	$(574,450)	$5,157,848	597,665	$565,276	$48,171
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	411,281	56	(409,923)	(2,797)	1,383	—	—	—	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	243,090,454	60,133,686	(35,996,424)	(75,375,859)	(657,363)	191,194,494	22,788,378	6,863,647	3,491,019

203

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/21	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/22	Number of Shares Held as of 9/30/22	Dividend Income	Realized Gains Distributions
MM Select T. Rowe Price Retirement 2050 Fund (Continued)
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	$360,982,294	$132,721,107	$(69,548,077)	$(164,501,432)	$16,606,474	$276,260,366	24,600,211	$3,230,363	$60,819,238
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	—	9,877,239	(8,856,500)	(20,632)	(622,632)	377,475	38,322	415,402	113,636
MassMutual Select T. Rowe Price Real Assets Fund, Class I	22,963,725	19,696,283	(3,672,132)	(8,083,979)	582,668	31,486,565	3,045,122	654,589	1,424,675
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	134,660,513	34,088,079	(21,181,285)	(51,067,038)	3,947,254	100,447,523	9,123,299	1,373,344	16,749,702
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	7,157,283	558,611	(4,994,633)	1,827,392	(2,672,357)	1,876,296	343,016	117,908	—
MM S&P 500 Index Fund, Class I	86,697,540	41,573,410	(31,440,255)	(30,161,996)	5,088,982	71,757,681	4,504,562	1,123,188	9,964,642
	$879,838,802	$300,266,484	$(194,506,730)	$(328,740,267)	$21,699,959	$678,558,248		$14,343,717	$92,611,083
MM Select T. Rowe Price Retirement 2055 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$8,683,916	$895,616	$(6,720,161)	$(439,843)	$(290,561)	$2,128,967	246,694	$206,980	$17,638
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	109,482	83	(109,164)	(1,026)	625	—	—	—	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	87,891,211	31,696,462	(9,038,985)	(30,220,158)	45,129	80,373,659	9,579,697	2,542,187	1,293,019
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	130,622,596	63,512,193	(19,896,251)	(62,384,418)	5,005,071	116,859,191	10,405,983	1,190,610	22,416,063
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	—	3,825,261	(3,438,601)	(7,471)	(232,563)	146,626	14,886	153,642	42,030
MassMutual Select T. Rowe Price Real Assets Fund, Class I	8,312,395	8,877,453	(745,746)	(3,239,559)	123,086	13,327,629	1,288,939	241,817	526,299
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	48,999,792	17,363,524	(5,523,030)	(19,365,681)	1,158,442	42,633,047	3,872,211	505,727	6,167,993
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	2,690,482	337,220	(1,885,919)	595,710	(939,783)	797,710	145,834	43,197	—
MM S&P 500 Index Fund, Class I	31,297,328	19,015,708	(10,068,193)	(11,605,980)	1,686,927	30,325,790	1,903,690	412,875	3,662,914
	$318,607,202	$145,523,520	$(57,426,050)	$(126,668,426)	$6,556,373	$286,592,619		$5,297,035	$34,125,956

204

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/21	Purchases	Sales	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)	Value as of 9/30/22	Number of Shares Held as of 9/30/22	Dividend Income	Realized Gains Distributions
MM Select T. Rowe Price Retirement 2060 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$2,822,848	$584,129	$(2,214,906)	$(155,350)	$(118,884)	$917,837	106,354	$75,857	$6,464
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	68,372	63	(68,201)	(509)	275	—	—	—	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	31,125,517	20,391,312	(3,972,310)	(12,420,871)	308,339	35,431,987	4,223,121	931,321	473,692
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	46,239,600	36,620,821	(8,530,000)	(24,103,900)	1,605,670	51,832,191	4,615,511	437,439	8,235,818
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	—	1,549,677	(1,400,194)	(2,939)	(86,076)	60,468	6,139	55,789	15,261
MassMutual Select T. Rowe Price Real Assets Fund, Class I	2,929,894	4,663,268	(372,180)	(1,368,103)	54,139	5,907,018	571,278	88,310	192,203
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	17,150,646	10,758,408	(1,990,616)	(7,387,261)	295,903	18,827,080	1,709,998	183,747	2,241,029
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	898,120	241,092	(640,046)	142,633	(284,247)	357,552	65,366	16,443	—
MM S&P 500 Index Fund, Class I	11,077,476	10,527,952	(4,176,442)	(4,527,435)	517,968	13,419,519	842,405	151,569	1,344,685
	$112,312,473	$85,336,722	$(23,364,897)	$(49,823,733)	$2,293,087	$126,753,652		$1,940,475	$12,509,152

*	Fund advised by Barings LLC.

8. Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9. Coronavirus (COVID-19) Pandemic

The global pandemic outbreak of the novel coronavirus known as COVID-19 and efforts to contain its spread have produced, and will likely continue to produce, substantial market volatility, severe market dislocations and liquidity constraints in many markets, exchange trading suspensions and closures, higher default rates, and global business disruption, and they may result in future significant adverse effects, such as declines in global financial markets and a substantial economic downturn or recession throughout the world. Such factors may have a significant adverse effect on a Fund’s performance and have the potential to impair the ability of a Fund’s investment adviser, subadviser, or other service providers to serve the Fund and could lead to disruptions that negatively impact the Fund.

205

Notes to Financial Statements (Continued)

10. Russia-Ukraine War

In February 2022, Russia commenced a large-scale military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the regional and the global financial markets and economies. One or more of the Underlying Funds hold positions in securities or other instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market, and currency risks, as well as the risks related to the economic sanctions on Russia, Russian individuals, and Russian corporate and banking entities imposed by the United States and/or other countries. Such sanctions — which affect companies in many sectors, including energy, financial services, and defense, among others — could adversely affect the global energy and financial markets and, thus, could affect the value of an Underlying Fund’s investments, even beyond any direct exposure the Underlying Fund may have to Russian issuers or the adjoining geographic regions. Such sanctions may also result in a decline in the value and liquidity of Russian securities and a weakening of the ruble, and will impair an Underlying Fund’s ability to buy, sell, receive, or deliver Russian securities. In addition, certain transactions have been or may be prohibited and/or existing investments have or may become illiquid (e.g., because transacting in certain existing investments is prohibited), which could cause an Underlying Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

206

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MassMutual 20/80 Allocation Fund, MassMutual 40/60 Allocation Fund, MassMutual 60/40 Allocation Fund, MassMutual 80/20 Allocation Fund, MassMutual RetireSMARTSM by JPMorgan In Retirement Fund, MassMutual RetireSMARTSM by JPMorgan 2020 Fund, MassMutual RetireSMARTSM by JPMorgan 2025 Fund, MassMutual RetireSMARTSM by JPMorgan 2030 Fund, MassMutual RetireSMARTSM by JPMorgan 2035 Fund, MassMutual RetireSMARTSM by JPMorgan 2040 Fund, MassMutual RetireSMARTSM by JPMorgan 2045 Fund, MassMutual RetireSMARTSM by JPMorgan 2050 Fund, MassMutual RetireSMARTSM by JPMorgan 2055 Fund, MassMutual RetireSMARTSM by JPMorgan 2060 Fund, MassMutual Select T. Rowe Price Retirement Balanced Fund, MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, and MassMutual Select T. Rowe Price Retirement 2060 Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of September 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the MassMutual Select Funds	Financial Highlights

MassMutual 20/80 Allocation Fund, MassMutual 40/60 Allocation Fund, MassMutual 60/40 Allocation Fund, MassMutual 80/20 Allocation Fund, MassMutual RetireSMARTSM by JPMorgan In Retirement Fund, MassMutual RetireSMARTSM by JPMorgan 2020 Fund, MassMutual RetireSMARTSM by JPMorgan 2025 Fund, MassMutual RetireSMARTSM by JPMorgan 2030 Fund, MassMutual RetireSMARTSM by JPMorgan 2035 Fund, MassMutual RetireSMARTSM by JPMorgan 2040 Fund, MassMutual RetireSMARTSM by JPMorgan 2045 Fund, MassMutual RetireSMARTSM by JPMorgan 2050 Fund, MassMutual RetireSMARTSM by JPMorgan 2055 Fund, and MassMutual RetireSMARTSM by JPMorgan 2060 Fund.

For each of the five years in the period ended September 30, 2022

MassMutual Select T. Rowe Price Retirement Balanced Fund, MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, and MassMutual Select T. Rowe Price Retirement 2060 Fund

For each of the four years in the period ended September 30, 2022, and for the period from February 16, 2018 (commencement of operations) through September 30, 2018

207

Report of Independent Registered Public Accounting Firm (Continued)

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with transfer agents; when replies were not received from transfer agents, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 2, 2022

We have served as the auditor of one or more MassMutual investment companies since 1995.

208

Trustees and Principal Officers (Unaudited)

The following table lists the Trust’s Trustees and Principal Officers; their address and year of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during at least the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Investment Management Solutions.

Independent Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Year of birth: 1948	Trustee	Since 2003	Retired.	108

Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Nabil N. El-Hage Year of birth: 1958	Trustee	Since 2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC).	108

Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company).

Maria D. Furman Year of birth: 1954	Trustee	Since 2012	Retired.	108

Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

R. Bradford Malt Year of birth: 1954	Trustee	Since 2022	Chairman (2004-2019), Management Committee (1993-2019), Partner (1987-2019), Associate (1979-1987), Ropes & Gray LLP (counsel to the Trust and MassMutual).	108

Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

209

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Year of birth: 1951	Trustee	Since 2012	Retired.	108

Director (since 2020). Lead Director (2020 -2022), Chairperson (since 2020) of the Nominating and Governance Committee, Member (since 2020) and Chairperson (2020-2022) of the Compensation Committee, and Member (2020-2022) of the Audit Committee, Lyra Therapeutics (a clinical-stage specialty pharmaceutical company); Chairperson (since 2017), Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Cynthia R. Plouché Year of birth: 1957	Trustee	Since 2022	Retired; Assessor (2014-2018), Moraine Township (property assessment).	108

Trustee (since 2014), Northern Trust Funds (open- end investment companies); Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

Jason J. Price Year of birth: 1973	Trustee	Since 2022	Co-Founder and Chairman of the Board (2017-2021), NXTHVN (arts organization); Principal (2012-2017), Exaltare Capital Partners, LLC (private equity firm).	108

Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

Susan B. Sweeney Year of birth: 1952	Chairperson Trustee	Since 2022 Since 2009	Retired.	110^

Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Chairperson (since 2022), Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2009), MML Series Investment Fund (open-end investment company); Chairperson (since 2022), Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

210

Trustees and Principal Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Michael R. Fanning^^ Year of birth: 1963	Trustee	Since 2021	Head of MassMutual U.S. (since 2016), Executive Vice President (2016-2018), Member of MassMutual’s Executive Leadership Team (since 2008), MassMutual.	108

Director (since 2016), MML Advisers; Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

Clifford M, Noreen^^^ Year of birth: 1957	Trustee	Since 2021

Head of Global Investment Strategy (since 2019), Deputy Chief Investment Officer and Managing Director (2016-2018), MassMutual; President (2008-2016), Vice Chairman (2007-2008), Member of the Board of Managers (2006-2016), Managing Director (2000-2016), Barings LLC.

				110^

Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Corporate Investors (closed-end investment company); Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Participation Investors (closed-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

Principal Officers

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Andrea Anastasio Year of birth: 1974	Vice President	Since 2021

Vice President (since 2021), MML Advisers; Head of Investment Management Solutions (since 2021), MassMutual; Head of Investment Strategy and Research, North America (2019-2021), Head of Investment Product Management (2016- 2019), State Street Global Advisors; Vice President (since 2021), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2021), MML Series Investment Fund (open-end investment company); Vice President (since 2021), MML Series Investment Fund II (open-end investment company).

108

211

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Andrew M. Goldberg Year of birth: 1966	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).

108
Renee Hitchcock Year of birth: 1970	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016

Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2021), MassMutual Advantage Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company).

108
Paul LaPiana Year of birth: 1969	President	Since 2021	President (since 2021), MML Advisers; Head of MassMutual U.S. Product (since 2019), Head of Field Management (2016-2019), MassMutual; President (since 2021), MassMutual Premier Funds (open-end investment company); President (since 2021), MassMutual Advantage Funds (open-end investment company); President (since 2021), MML Series Investment Fund (open-end investment company); President (since 2021), MML Series Investment Fund II (open-end investment company).	108
Jill Nareau Robert Year of birth: 1972	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company).

108
Douglas Steele Year of birth: 1975	Vice President	Since 2016

Head of Product Management (since 2021), Vice President (since 2017), Head of Investment Management (2017-2021), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Product Management (since 2021), Head of Manager Research (2021), Head of Investment Management (2017-2021), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).

108

212

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Year of birth: 1964	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

108

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111-0001.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified, and any such Chairperson may not serve more than two consecutive terms. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Mr. Fanning is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^	Mr. Noreen is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

213

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2022, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
20/80 Allocation Fund	6.08%
40/60 Allocation Fund	12.71%
60/40 Allocation Fund	19.11%
80/20 Allocation Fund	22.15%
MM RetireSMART by JPMorgan In Retirement Fund	5.37%
MM RetireSMART by JPMorgan 2020 Fund	6.73%
MM RetireSMART by JPMorgan 2025 Fund	10.14%
MM RetireSMART by JPMorgan 2030 Fund	13.18%
MM RetireSMART by JPMorgan 2035 Fund	14.87%
MM RetireSMART by JPMorgan 2040 Fund	16.31%
MM RetireSMART by JPMorgan 2045 Fund	18.42%
MM RetireSMART by JPMorgan 2050 Fund	18.28%
MM RetireSMART by JPMorgan 2055 Fund	18.45%
MM RetireSMART by JPMorgan 2060 Fund	17.49%
MM Select T. Rowe Price Retirement Balanced Fund	8.74%
MM Select T. Rowe Price Retirement 2005 Fund	9.47%
MM Select T. Rowe Price Retirement 2010 Fund	10.54%
MM Select T. Rowe Price Retirement 2015 Fund	10.78%
MM Select T. Rowe Price Retirement 2020 Fund	11.94%
MM Select T. Rowe Price Retirement 2025 Fund	14.01%
MM Select T. Rowe Price Retirement 2030 Fund	16.17%
MM Select T. Rowe Price Retirement 2035 Fund	16.88%
MM Select T. Rowe Price Retirement 2040 Fund	17.10%
MM Select T. Rowe Price Retirement 2045 Fund	17.68%
MM Select T. Rowe Price Retirement 2050 Fund	17.77%
MM Select T. Rowe Price Retirement 2055 Fund	19.75%
MM Select T. Rowe Price Retirement 2060 Fund	17.69%

For the year ended September 30, 2022, the following Fund(s) earned the following foreign sources of income:

Amount
20/80 Allocation Fund	$114,906
40/60 Allocation Fund	253,728
60/40 Allocation Fund	274,961
80/20 Allocation Fund	320,594
MM RetireSMART by JPMorgan In Retirement Fund	262,554
MM RetireSMART by JPMorgan 2020 Fund	583,121
MM RetireSMART by JPMorgan 2025 Fund	685,433
MM RetireSMART by JPMorgan 2030 Fund	1,873,926
MM RetireSMART by JPMorgan 2035 Fund	959,353
MM RetireSMART by JPMorgan 2040 Fund	1,767,666
MM RetireSMART by JPMorgan 2045 Fund	820,601
MM RetireSMART by JPMorgan 2050 Fund	1,300,752
MM RetireSMART by JPMorgan 2055 Fund	400,645
MM RetireSMART by JPMorgan 2060 Fund	156,191

214

Federal Tax Information (Unaudited) (Continued)

Amount
MM Select T. Rowe Price Retirement Balanced Fund	$518,419
MM Select T. Rowe Price Retirement 2005 Fund	82,956
MM Select T. Rowe Price Retirement 2010 Fund	440,378
MM Select T. Rowe Price Retirement 2015 Fund	501,281
MM Select T. Rowe Price Retirement 2020 Fund	2,627,767
MM Select T. Rowe Price Retirement 2025 Fund	2,811,634
MM Select T. Rowe Price Retirement 2030 Fund	7,326,871
MM Select T. Rowe Price Retirement 2035 Fund	3,911,053
MM Select T. Rowe Price Retirement 2040 Fund	7,459,153
MM Select T. Rowe Price Retirement 2045 Fund	3,314,381
MM Select T. Rowe Price Retirement 2050 Fund	5,164,037
MM Select T. Rowe Price Retirement 2055 Fund	1,879,313
MM Select T. Rowe Price Retirement 2060 Fund	692,966

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2022.

The Fund(s) intend to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in the Treasury Regulations §1.163(j)-1(b).

215

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser uses to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s EDGAR database on its website at http://www.sec.gov. In addition, the Funds make the complete schedule of portfolio holdings from their filings on Form N-PORT available to shareholders at http://www.massmutual.com/funds.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May and June 2022, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, J.P. Morgan, or T. Rowe Price (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the 20/80 Allocation Fund, 40/60 Allocation Fund, 60/40 Allocation Fund, 80/20 Allocation Fund, MM RetireSMART by JPMorgan In Retirement Fund, MM RetireSMART by JPMorgan 2020 Fund, MM RetireSMART by JPMorgan 2025 Fund, MM RetireSMART by JPMorgan 2030 Fund, MM RetireSMART by JPMorgan 2035 Fund, MM RetireSMART by JPMorgan 2040 Fund, MM RetireSMART by JPMorgan 2045 Fund, MM RetireSMART by JPMorgan 2050 Fund, MM RetireSMART by JPMorgan 2055 Fund, MM RetireSMART by JPMorgan 2060 Fund, MM Select T. Rowe Price Retirement Balanced Fund, MM Select T. Rowe Price Retirement 2005 Fund, MM Select T. Rowe Price Retirement 2010 Fund, MM Select T. Rowe Price Retirement 2015 Fund, MM Select T. Rowe Price Retirement 2020 Fund, MM Select T. Rowe Price Retirement 2025 Fund, MM Select T. Rowe Price Retirement 2030 Fund, MM Select T. Rowe Price Retirement 2035 Fund, MM Select T. Rowe Price Retirement 2040 Fund, MM Select T. Rowe Price Retirement 2045 Fund, MM Select T. Rowe Price Retirement 2050 Fund, MM Select T. Rowe Price Retirement 2055 Fund, and MM Select T. Rowe Price Retirement 2060 Fund, as applicable. In preparation for the meetings, the Trustees requested, and MML Advisers, J.P. Morgan, and T. Rowe Price provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third-Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers, J.P. Morgan, and T. Rowe Price.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services. The Committee noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about each of J.P. Morgan and T. Rowe Price and its personnel with responsibility for providing services to the Funds, as applicable, and

216

Other Information (Unaudited) (Continued)

the fees payable to J.P. Morgan and T. Rowe Price by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding (i) Fund expenses, including, among other things, both the Fund’s net advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against funds in its “category” and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s expenses and performance and a recommendation as to the action to be taken by the Committee. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

The Committee reviewed the expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2021. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that the total net expense ratios for all of the Funds, except the MM RetireSMART by JPMorgan In Retirement Fund, were within the top sixty percent of their peer groups, and in the majority of cases in the top forty percent. All of the Funds had net advisory fees at or below the medians of their peer groups, or within the top three comparative quintiles of their peer groups, except the MM Select T. Rowe Price Retirement 2015 Fund, MM Select T. Rowe Price Retirement 2020 Fund, MM Select T. Rowe Price Retirement 2045 Fund, MM Select T. Rowe Price Retirement 2050 Fund, MM Select T. Rowe Price Retirement 2055 Fund, and MM Select T. Rowe Price Retirement 2060 Fund, the levels of whose net advisory fees the Committee did not consider to be inconsistent with the advisory agreements’ continuation, in light of the Funds’ generally acceptable total net expense ratios and/or general favorable investment performance over time. In their consideration of these Funds, the Committee took into account the expense caps currently in place for the Funds.

The MM RetireSMART by JPMorgan In Retirement Fund had a total net expense ratio higher than the 60th comparative percentile of its peer group. The Committee considered MML Advisers’ statement that the Fund’s total net expense ratio, at the 75th percentile of its peer group, was only three basis points above the peer group median. The Committee also considered that the Fund’s net advisory fee was in the 1st comparative percentile of its peer group.

The Committee determined on the basis of these factors that the levels of the Funds’ net advisory fees, and the total net expenses of the Funds generally, were consistent with the continuation of their advisory agreements.

The Committee considered that each of the MM Target Allocation Funds, MM RetireSMART by JPMorgan In Retirement Fund, and MM Select T. Rowe Price Retirement Funds achieved three-year investment performance above the medians of their performance categories.

As to the MM RetireSMART by JPMorgan 2020 Fund, MM RetireSMART by JPMorgan 2025 Fund, MM RetireSMART by JPMorgan 2030 Fund, MM RetireSMART by JPMorgan 2035 Fund, MM RetireSMART by JPMorgan 2040 Fund, MM RetireSMART by JPMorgan 2045 Fund, MM RetireSMART by JPMorgan 2050 Fund, MM RetireSMART by JPMorgan 2055 Fund, and MM RetireSMART by JPMorgan 2060 Fund, the Committee noted that although each Fund had experienced relatively unfavorable three-year performance compared to its performance category, all but one Fund, the MM RetireSMART by JPMorgan 2020 Fund, experienced improved performance above the median of the relevant performance category for the one-year period. The Committee considered MML Advisers’ statement that the Funds’ underperformance for the three-year period (and for the one-year period for the MM RetireSMART by JPMorgan 2020 Fund) was due in substantial part to a strategic asset allocation underweight to large capitalization U.S. equities (and overweight to non-U.S. equities) in 2020. The Committee also considered MML Advisers’ statements that J.P. Morgan had been serving as the Funds’ subadviser to determine the Funds’ strategic asset allocations and tactical asset allocations, and that MML Advisers considers J.P. Morgan to be a premier subadviser that brings significant resources in this regard.

217

Other Information (Unaudited) (Continued)

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting and during the course of the year, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of MML Advisers’ revenues from the Funds (including advisory fees and administrative and shareholder services fees, as applicable) and the expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and any so-called “fallout benefits” to MML Advisers (which were not considered to be substantial in any event), such as any reputational value derived from serving as investment adviser to the Funds.

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the advisory agreements and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of J.P. Morgan and T. Rowe Price generally appear well suited to the Funds, as applicable, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

Also at their meeting in June 2022, the Trustees, including the Independent Trustees, reviewed and approved a proposal to make changes to the existing subadvisory agreement between MML Advisers and J.P. Morgan for each of the MM RetireSMART by JPMorgan Funds, in order to require J.P. Morgan to furnish to MML Advisers a “sample withdrawal amount” each year, which would be made available to investors. In their deliberations, the Trustees were advised by independent counsel.

Prior to the vote being taken to approve the amendment to the subadvisory agreement discussed above, the Independent Trustees met separately in executive session to discuss the appropriateness of such contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The amended subadvisory agreement became effective on June 22, 2022.

218

Other Information (Unaudited) (Continued)

Submission of Matters to a Vote of Security Holders

A Special Meeting of Shareholders of the Trust was held on May 25, 2022 and on the adjournment dates of June 9, 2022, July 28, 2022, and September 14, 2022. The Notice of Meeting of Shareholders, and a Proxy Statement and voting instruction card, were first mailed, or otherwise made available, on or about April 8, 2022 to shareholders of record as of February 25, 2022. The results of the vote on the matters submitted to shareholders at the Special Meeting are as follows:

Proposal 1:

To elect Allan W. Blair, Nabil N. El-Hage, Michael R. Fanning, Maria D. Furman, R. Bradford Malt, C. Ann Merrifield, Clifford M. Noreen, Cynthia R. Plouché, Jason J. Price, and Susan B. Sweeney as Trustees of each Trust of which the Funds are series for an indefinite term of office.*

This matter was approved by the Trust’s shareholders on June 9, 2022. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Withhold	% of Shares Outstanding
Allan W. Blair	1,062,272,572.058	1,055,134,595.262	42.213%	7,137,976.796	0.285%
Nabil N. El-Hage	1,062,272,572.058	1,055,187,057.064	42.215%	7,085,514.994	0.283%
Michael R. Fanning	1,062,272,572.058	1,054,435,784.031	42.185%	7,836,788.027	0.313%
Maria D. Furman	1,062,272,572.058	1,055,334,004.749	42.221%	6,938,567.309	0.277%
R. Bradford Malt	1,062,272,572.058	1,054,410,988.847	42.184%	7,861,583.211	0.314%
C. Ann Merrifield	1,062,272,572.058	1,054,614,232.611	42.192%	7,658,339.447	0.306%
Clifford M. Noreen	1,062,272,572.058	1,054,519,598.373	42.188%	7,752,973.685	0.310%
Cynthia R. Plouché	1,062,272,572.058	1,055,673,410.167	42.234%	6,599,161.891	0.264%
Jason J. Price	1,062,272,572.058	1,055,486,383.752	42.227%	6,786,188.306	0.271%
Susan B. Sweeney	1,062,272,572.058	1,055,272,106.456	42.218%	7,000,465.602	0.280%

*	Denotes Trust-wide proposal and voting results.

219

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2022

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2022:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2022.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
20/80 Allocation Fund
Class I	$1,000	0.04%	$881.10	$0.19	$1,024.90	$0.20
Class R5	1,000	0.14%	879.90	0.66	1,024.40	0.71
Service Class	1,000	0.24%	879.90	1.13	1,023.90	1.22
Administrative Class	1,000	0.34%	880.30	1.60	1,023.40	1.72
Class R4	1,000	0.49%	879.10	2.31	1,022.60	2.48
Class A	1,000	0.59%	878.90	2.78	1,022.10	2.99
Class R3	1,000	0.74%	878.60	3.48	1,021.40	3.75
40/60 Allocation Fund
Class I	1,000	0.06%	858.20	0.28	1,024.80	0.30
Class R5	1,000	0.16%	858.40	0.75	1,024.30	0.81
Service Class	1,000	0.26%	858.20	1.21	1,023.80	1.32
Administrative Class	1,000	0.36%	857.10	1.68	1,023.30	1.83
Class R4	1,000	0.51%	857.60	2.37	1,022.50	2.59
Class A	1,000	0.61%	855.60	2.84	1,022.00	3.09
Class R3	1,000	0.76%	855.00	3.53	1,021.30	3.85

220

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
60/40 Allocation Fund
Class I	$1,000	0.06%	$837.20	$0.28	$1,024.80	$0.30
Class R5	1,000	0.16%	837.20	0.74	1,024.30	0.81
Service Class	1,000	0.26%	837.00	1.20	1,023.80	1.32
Administrative Class	1,000	0.36%	837.10	1.66	1,023.30	1.83
Class R4	1,000	0.51%	835.80	2.35	1,022.50	2.59
Class A	1,000	0.61%	835.90	2.81	1,022.00	3.09
Class R3	1,000	0.76%	834.90	3.50	1,021.30	3.85
80/20 Allocation Fund
Class I	1,000	0.09%	820.40	0.41	1,024.60	0.46
Class R5	1,000	0.19%	819.80	0.87	1,024.10	0.96
Service Class	1,000	0.29%	819.20	1.32	1,023.60	1.47
Administrative Class	1,000	0.39%	819.20	1.78	1,023.10	1.98
Class R4	1,000	0.54%	818.90	2.46	1,022.40	2.74
Class A	1,000	0.64%	818.30	2.92	1,021.90	3.24
Class R3	1,000	0.79%	817.00	3.60	1,021.10	4.00
MM RetireSMART by JPMorgan In Retirement Fund
Class I	1,000	0.06%	864.10	0.28	1,024.80	0.30
Class R5	1,000	0.16%	863.70	0.75	1,024.30	0.81
Service Class	1,000	0.26%	863.80	1.21	1,023.80	1.32
Administrative Class	1,000	0.36%	862.10	1.68	1,023.30	1.83
Class R4	1,000	0.51%	862.30	2.38	1,022.50	2.59
Class A	1,000	0.61%	861.80	2.85	1,022.00	3.09
Class R3	1,000	0.76%	861.20	3.55	1,021.30	3.85
MM RetireSMART by JPMorgan 2020 Fund
Class I	1,000	0.04%	864.50	0.19	1,024.90	0.20
Class R5	1,000	0.14%	863.40	0.65	1,024.40	0.71
Service Class	1,000	0.24%	863.60	1.12	1,023.90	1.22
Administrative Class	1,000	0.34%	862.40	1.59	1,023.40	1.72
Class R4	1,000	0.49%	862.30	2.29	1,022.60	2.48
Class A	1,000	0.59%	861.70	2.75	1,022.10	2.99
Class R3	1,000	0.74%	861.30	3.45	1,021.40	3.75
MM RetireSMART by JPMorgan 2025 Fund
Class I	1,000	0.01%	848.50	0.05	1,025.00	0.05
Class R5	1,000	0.11%	847.70	0.51	1,024.50	0.56
Service Class	1,000	0.21%	847.30	0.97	1,024.00	1.07
Administrative Class	1,000	0.31%	847.40	1.44	1,023.50	1.57
Class R4	1,000	0.46%	846.40	2.13	1,022.80	2.33
Class A	1,000	0.56%	846.60	2.59	1,022.30	2.84
Class R3	1,000	0.71%	845.30	3.28	1,021.50	3.60
MM RetireSMART by JPMorgan 2030 Fund
Class I	1,000	0.04%	835.00	0.18	1,024.90	0.20
Class R5	1,000	0.14%	834.20	0.64	1,024.40	0.71
Service Class	1,000	0.24%	833.90	1.10	1,023.90	1.22
Administrative Class	1,000	0.34%	833.30	1.56	1,023.40	1.72
Class R4	1,000	0.49%	832.80	2.25	1,022.60	2.48
Class A	1,000	0.59%	832.50	2.71	1,022.10	2.99
Class R3	1,000	0.74%	831.90	3.40	1,021.40	3.75

221

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM RetireSMART by JPMorgan 2035 Fund
Class I	$1,000	0.05%	$820.20	$0.23	$1,024.80	$0.25
Class R5	1,000	0.15%	819.70	0.68	1,024.30	0.76
Service Class	1,000	0.25%	819.20	1.14	1,023.80	1.27
Administrative Class	1,000	0.35%	818.80	1.60	1,023.30	1.78
Class R4	1,000	0.50%	818.20	2.28	1,022.60	2.54
Class A	1,000	0.60%	818.10	2.73	1,022.10	3.04
Class R3	1,000	0.75%	816.70	3.42	1,021.30	3.80
MM RetireSMART by JPMorgan 2040 Fund
Class I	1,000	0.04%	811.40	0.18	1,024.90	0.20
Class R5	1,000	0.14%	810.60	0.64	1,024.40	0.71
Service Class	1,000	0.24%	810.00	1.09	1,023.90	1.22
Administrative Class	1,000	0.34%	809.60	1.54	1,023.40	1.72
Class R4	1,000	0.49%	809.00	2.22	1,022.60	2.48
Class A	1,000	0.59%	808.70	2.68	1,022.10	2.99
Class R3	1,000	0.74%	808.10	3.35	1,021.40	3.75
MM RetireSMART by JPMorgan 2045 Fund
Class I	1,000	0.02%	804.70	0.09	1,025.00	0.10
Class R5	1,000	0.12%	804.00	0.54	1,024.50	0.61
Service Class	1,000	0.22%	802.70	0.99	1,024.00	1.12
Administrative Class	1,000	0.32%	802.90	1.45	1,023.50	1.62
Class R4	1,000	0.47%	802.30	2.12	1,022.70	2.38
Class A	1,000	0.57%	802.30	2.58	1,022.20	2.89
Class R3	1,000	0.72%	801.00	3.25	1,021.50	3.65
MM RetireSMART by JPMorgan 2050 Fund
Class I	1,000	0.02%	803.50	0.09	1,025.00	0.10
Class R5	1,000	0.12%	802.20	0.54	1,024.50	0.61
Service Class	1,000	0.22%	802.40	0.99	1,024.00	1.12
Administrative Class	1,000	0.32%	802.40	1.45	1,023.50	1.62
Class R4	1,000	0.47%	800.70	2.12	1,022.70	2.38
Class A	1,000	0.57%	800.70	2.57	1,022.20	2.89
Class R3	1,000	0.72%	799.80	3.25	1,021.50	3.65
MM RetireSMART by JPMorgan 2055 Fund
Class I	1,000	0.00%	803.60	0.00	1,025.10
Class R5	1,000	0.10%	802.80	0.45	1,024.60	0.51
Service Class	1,000	0.20%	801.90	0.90	1,024.10	1.01
Administrative Class	1,000	0.30%	801.10	1.35	1,023.60	1.52
Class R4	1,000	0.45%	801.70	2.03	1,022.80	2.28
Class A	1,000	0.55%	801.30	2.48	1,022.30	2.79
Class R3	1,000	0.70%	799.60	3.16	1,021.60	3.55
MM RetireSMART by JPMorgan 2060 Fund
Class I	1,000	0.00%	803.40	0.00	1,025.10
Class R5	1,000	0.10%	802.60	0.45	1,024.60	0.51
Service Class	1,000	0.20%	802.50	0.90	1,024.10	1.01
Administrative Class	1,000	0.30%	801.10	1.35	1,023.60	1.52
Class R4	1,000	0.45%	801.10	2.03	1,022.80	2.28
Class A	1,000	0.55%	800.80	2.48	1,022.30	2.79
Class R3	1,000	0.70%	800.40	3.16	1,021.60	3.55

222

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM Select T. Rowe Price Retirement Balanced Fund
Class I	$1,000	0.28%	$869.20	$1.31	$1,023.70	$1.42
Class M5	1,000	0.43%	868.20	2.01	1,022.90	2.18
Class M4	1,000	0.68%	867.80	3.18	1,021.70	3.45
Class M3	1,000	0.93%	866.00	4.35	1,020.40	4.71
MM Select T. Rowe Price Retirement 2005 Fund
Class I	1,000	0.28%	863.40	1.31	1,023.70	1.42
Class M5	1,000	0.43%	863.10	2.01	1,022.90	2.18
Class M4	1,000	0.68%	862.50	3.17	1,021.70	3.45
Class M3	1,000	0.93%	860.50	4.34	1,020.40	4.71
MM Select T. Rowe Price Retirement 2010 Fund
Class I	1,000	0.28%	859.10	1.30	1,023.70	1.42
Class M5	1,000	0.43%	858.90	2.00	1,022.90	2.18
Class M4	1,000	0.68%	857.10	3.17	1,021.70	3.45
Class M3	1,000	0.93%	856.40	4.33	1,020.40	4.71
MM Select T. Rowe Price Retirement 2015 Fund
Class I	1,000	0.30%	855.60	1.40	1,023.60	1.52
Class M5	1,000	0.45%	854.80	2.09	1,022.80	2.28
Class M4	1,000	0.70%	853.90	3.25	1,021.60	3.55
Class M3	1,000	0.95%	852.70	4.41	1,020.30	4.81
MM Select T. Rowe Price Retirement 2020 Fund
Class I	1,000	0.31%	850.50	1.44	1,023.50	1.57
Class M5	1,000	0.47%	849.70	2.18	1,022.70	2.38
Class M4	1,000	0.72%	849.20	3.34	1,021.50	3.65
Class M3	1,000	0.97%	847.50	4.49	1,020.20	4.91
MM Select T. Rowe Price Retirement 2025 Fund
Class I	1,000	0.34%	840.50	1.57	1,023.40	1.72
Class M5	1,000	0.50%	839.70	2.31	1,022.60	2.54
Class M4	1,000	0.75%	838.50	3.46	1,021.30	3.80
Class M3	1,000	1.00%	837.50	4.61	1,020.10	5.06
MM Select T. Rowe Price Retirement 2030 Fund
Class I	1,000	0.37%	825.40	1.69	1,023.20	1.88
Class M5	1,000	0.54%	824.60	2.47	1,022.40	2.74
Class M4	1,000	0.79%	823.50	3.61	1,021.10	4.00
Class M3	1,000	1.04%	822.40	4.75	1,019.90	5.27
MM Select T. Rowe Price Retirement 2035 Fund
Class I	1,000	0.39%	812.40	1.77	1,023.10	1.98
Class M5	1,000	0.56%	811.50	2.54	1,022.30	2.84
Class M4	1,000	0.81%	810.70	3.68	1,021.00	4.10
Class M3	1,000	1.06%	809.40	4.81	1,019.80	5.37
MM Select T. Rowe Price Retirement 2040 Fund
Class I	1,000	0.41%	801.90	1.85	1,023.00	2.08
Class M5	1,000	0.58%	801.60	2.62	1,022.20	2.94
Class M4	1,000	0.83%	800.30	3.75	1,020.90	4.20
Class M3	1,000	1.08%	799.60	4.87	1,019.70	5.47
MM Select T. Rowe Price Retirement 2045 Fund
Class I	1,000	0.42%	798.20	1.89	1,023.00	2.13
Class M5	1,000	0.60%	797.40	2.70	1,022.10	3.04
Class M4	1,000	0.85%	795.90	3.83	1,020.80	4.31
Class M3	1,000	1.10%	795.50	4.95	1,019.60	5.57

223

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM Select T. Rowe Price Retirement 2050 Fund
Class I	$1,000	0.43%	$796.20	$1.94	$1,022.90	$2.18
Class M5	1,000	0.61%	795.50	2.75	1,022.00	3.09
Class M4	1,000	0.86%	794.50	3.87	1,020.80	4.36
Class M3	1,000	1.11%	793.70	4.99	1,019.50	5.62
MM Select T. Rowe Price Retirement 2055 Fund
Class I	1,000	0.44%	795.50	1.98	1,022.90	2.23
Class M5	1,000	0.62%	794.60	2.79	1,022.00	3.14
Class M4	1,000	0.87%	794.10	3.91	1,020.70	4.41
Class M3	1,000	1.12%	793.10	5.03	1,019.50	5.67
MM Select T. Rowe Price Retirement 2060 Fund
Class I	1,000	0.44%	795.90	1.98	1,022.90	2.23
Class M5	1,000	0.62%	794.90	2.79	1,022.00	3.14
Class M4	1,000	0.87%	793.70	3.91	1,020.70	4.41
Class M3	1,000	1.12%	792.70	5.03	1,019.50	5.67

*

Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2022, multiplied by the average account value over the period, multiplied by 183 days in the period, divided by 365 days in the year, unless stated otherwise.

224

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Underwriter:
MML Distributors, LLC
1295 State Street
Springfield, Massachusetts 01111-0001

© 2022 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com. Investment Adviser: MML Investment Advisers, LLC	MM202311- 303391

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the applicable MassMutual Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Funds Annual Report – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Paul LaPiana

“At MassMutual, our goal is to help you build the future you want for yourself and your family. We want to help you with your retirement plans today, so you can feel more comfortable about tomorrow.”

September 30, 2022

Continued market volatility challenges retirement investors

I am pleased to present you with the MassMutual Funds Annual Report. During the fiscal year ended September 30, 2022, U.S. stocks were down over 15%, with investors concerned that stimulus-fueled recovery from the COVID-19 pandemic was over and that domestic monetary policy had turned toward combating heightened inflation. Stocks in foreign developed markets and emerging markets also experienced significant losses in the fiscal year, hurt by elevated energy prices, a strengthening U.S. dollar, and concerns that consumer spending and corporate earnings growth would slow. U.S. bond investors experienced negative returns in the rising interest rate environment, fueled by aggressive interest rate hikes by the U.S. Federal Reserve Board that were aimed at reducing demand-driven inflationary pressures.

Suggestions for retirement investors under any market conditions

●

You are likely in it for the long term. Retirement planning involves what financial professionals refer to as “long-term investing,” since most people save and invest for retirement throughout their working years. Even in retirement, many individuals will systematically withdraw their retirement savings over a number of years, keeping a portion of their funds invested. Although the financial markets will go up and down, individuals who take a long-term approach to investing don’t focus on current headlines – because they realize that they have time to ride out the downturns.

●

Keep contributing. While you have no control over the investment markets, you can control how often and how much you contribute to your retirement account. Saving as much as possible and increasing your contributions regularly is one way retirement investors can help boost their retirement savings, regardless of the performance of the stock and bond markets.

●

Invest continually.[1] Financial professionals often advise their clients to stay in the market, regardless of short-term results. Here’s why: Those who can invest in all market conditions have the potential to be rewarded even during market downturns, when more favorable prices may enable them to accumulate larger positions.

●

Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that tend to behave differently, depending upon the economic and market environment. These broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.

Is this a good time to track your progress?

If you work with a financial professional, you may wish to consider checking in with him or her to help you determine if:

●	you are saving enough for retirement – and, if in retirement, you are withdrawing an appropriate amount each year, based on your personal circumstances;

●	your retirement account is invested appropriately for all market conditions, based on your goals and objectives, as well as your investment time horizon; and

●	you are taking steps to help reduce your longevity risk, which is the chance that you could “run out” of retirement savings during your lifetime.

1 Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MassMutual Funds Annual Report – President’s Letter to Shareholders (Unaudited) (Continued)

Get to where you want to be

At MassMutual, our goal is to help you build the future you want for yourself and your family. We want to help you with your retirement plans today, so you can feel more comfortable about tomorrow. That’s why we continue to encourage you to maintain perspective when it comes to retirement investing, regardless of any headline-making events. MassMutual’s view is that changing market conditions have the potential to reward patient investors. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Paul LaPiana
President
MassMutual Funds
MML Investment Advisers, LLC

© 2022 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com.

MML Distributors, LLC (MMLD) serves as the exclusive wholesale marketing agent for all MassMutual Funds, as well as the distributor for all MassMutual Funds, except the MassMutual Global Floating Rate Fund, MassMutual Global Credit Income Opportunities Fund, MassMutual Emerging Markets Debt Blended Total Return Fund, MassMutual Global Emerging Markets Equity Fund, MassMutual High Yield Fund, and MassMutual Short-Duration Bond Fund. MMLD Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111-0001. Investment advisory services are provided to all MassMutual Funds by MML Investment Advisers, LLC (MML Advisers). MMLD and MML Advisers are subsidiaries of MassMutual.

The information provided is the opinion of MML Advisers and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MM202310-303203

2

MassMutual Funds Annual Report – Economic and Market Overview (Unaudited)

September 30, 2022

Continued market volatility challenges retirement investors

During the fiscal year ended September 30, 2022, U.S. stocks were down over 15%, with investors concerned that stimulus-fueled recovery from the COVID-19 pandemic was over and that domestic monetary policy had turned toward combating heightened inflation. Stocks in foreign developed markets and emerging markets also experienced significant losses in the fiscal year, hurt by elevated energy prices, a strengthening U.S. dollar, and concerns that consumer spending and corporate earnings growth would slow. U.S. bond investors experienced negative returns in the rising interest rate environment, fueled by aggressive interest rate hikes by the U.S. Federal Reserve Board (the “Fed”) that were aimed at reducing demand-driven inflationary pressures.

Market Highlights

●

For the reporting period from October 1, 2021 through September 30, 2022, U.S. stocks were down over 15%, in a market environment where the Fed aggressively raised interest rates in an effort to combat heightened inflation.

●

In the fourth quarter of 2021, expectations for strong economic and earnings growth in 2022, bolstered by the possibility of a $2 trillion economic stimulus and social spending plan, allowed investors to look past sharp increases in COVID-19 Omicron variant cases and heightened inflationary pressures.

●

In the first quarter of 2022, investors in both stocks and bonds were challenged by a sharp rise in energy prices after Russia’s invasion of Ukraine, a stalled domestic economic stimulus plan, and the Fed raising interest rates for the first time since 2018.

●

The second quarter of 2022 was another difficult quarter, as Fed interest rate hikes, investor concerns over high inflation, and concern about the potential of an impending global recession dominated the narrative.

●	The third quarter of 2022 was an extension of the difficult second quarter, with continued inflationary pressures, weakening economic data, and aggressive Fed interest rate hikes.

●

Foreign stocks in developed markets and emerging markets also experienced losses in the fiscal year, against the backdrop of Russia’s invasion of Ukraine (and the resulting economic sanctions that kept energy prices elevated), the strengthening U.S. dollar, and threatened consumer spending and corporate earnings growth.

●

U.S. bond investors experienced negative returns in the rising interest rate environment, fueled by an increase in short-term interest rates, heighted inflationary pressures, and the reversal of monetary and fiscal policy support.

Market Environment

For the fiscal year beginning on October 1, 2021, global stock investors experienced significant losses. U.S. stocks fell sharply in the period in response, with the S&P 500 Index® (“S&P 500”)1 entering bear market territory after declining more than 20% from its previous highs. Investors sought safety from high inflation, rising interest rates, and the increasing possibility of a recession. Consumer sentiment fell sharply, down 17.2% in the period2 , as high inflation – driven by rising energy, food, and housing costs – overwhelmed low unemployment and strong wage growth. As of August 2022, more Americans are borrowing to make ends meet in these inflationary times, resulting in consumer loan levels at record highs, having increased by 12.4% year-over-year3.

1 The S&P 500 Index measures the performance of 500 widely held stocks in the U.S. equity market. Standard and Poor’s chooses member companies for the index based on market size, liquidity, and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid-1989, this composition has been more flexible and the number of issues in each sector has varied. It is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

2 June 24, 2022, University of Michigan: Consumer Sentiment (UMCSENT), retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/UMCSENT

3 Board of Governors of the Federal Reserve System (US), Consumer Loans, All Commercial Banks [CONSUMER], retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/CONSUMER, October 11, 2022.

3

MassMutual Funds Annual Report – Economic and Market Overview (Unaudited) (Continued)

As a result, the broad market S&P 500 fell 15.47% for the period. The technology-heavy NASDAQ Composite Index4 performed even worse, dropping 26.25%. The more economically sensitive Dow Jones Industrial AverageSM5 was down 13.40%. During the reporting period, small-cap stocks underperformed their larger-cap peers, while value stocks outperformed their growth brethren. The communication services, consumer discretionary, and information technology sectors were all down by 20% or more. The energy sector was the strongest performer for the fiscal year, up 45.70%, aided by an 18% increase in the price of West Texas Intermediate (WTI) crude oil. The utilities sector also ended the period positively, gaining 5.58% for the period.

Developed international markets, as measured by the MSCI EAFE® Index6 , trailed their domestic peers, ending the fiscal year down 25.13%. Emerging-market stocks, as measured by the MSCI Emerging Markets Index7 , also fell sharply, ending down 28.11% for the period. Investors sold off developed international and emerging-market stocks on concerns that higher interest rates and commodity prices would impair consumer spending and corporate earnings growth.

Bond yields rose sharply during the fiscal year, with the 10-year U.S. Treasury bond yield rising from a low of 1.52% on October 1, 2021 to close the period at 3.83%. Rising yields generally produce falling bond prices; consequently, bond index returns suffered. The Bloomberg U.S. Aggregate Bond Index8 ended the period down 14.60%. Investment-grade corporate bonds fared even worse. The Bloomberg U.S. Corporate Bond Index9 , which tracks investment-grade corporate bonds, ended the period with an 18.53% loss. The Bloomberg U.S. Corporate High-Yield Bond Index10 also ended in negative territory, declining 14.14% for the period.

4 The NASDAQ Composite Index measures the performance of all domestic and international based common type stocks listed on the NASDAQ Stock Market. It includes common stocks, ordinary shares, ADRs, shares of beneficial interest or limited partnership interests and tracking stocks. The index is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

5 The Dow Jones Industrial Average Index measures the performance of stocks of 30 U.S. blue-chip companies covering all industries with the exception of transportation and utilities. It is price-weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

6 The MSCI EAFE Index measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

7 The MSCI Emerging Markets Index measures the performance of the large- and mid-cap segments of emerging market equity securities. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

8 The Bloomberg U.S. Aggregate Bond Index measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). It rolls up into other Bloomberg flagship indexes, such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

9 The Bloomberg U.S. Corporate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

10 The Bloomberg U.S. Corporate High-Yield Bond Index measures the performance of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds, including corporate bonds, fixed-rate bullet, putable, and callable bonds, SEC Rule 144A securities, original issue zeros, pay-in-kind bonds, fixed-rate and fixed-to-floating capital securities. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

4

MassMutual Funds Annual Report – Economic and Market Overview (Unaudited) (Continued)

Review and maintain your strategy

MassMutual is committed to helping people secure their long-term future and protect the ones they love. While the current market volatility, including the reality of market sell-offs, can test an investor’s mettle, we’d like to remind you that, as a retirement investor, it’s important to maintain perspective and have realistic expectations about the future performance of your investment accounts. As described in this report, financial markets can reverse suddenly with little or no notice. That’s why we continue to believe that retirement investors should create and maintain a plan that focuses on their goals, how long they have to invest, and how comfortable they are with market volatility. Our multi-managed and sub-advised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to market volatility, how long you have to save and invest, and your specific financial goals. Thank you for your confidence in MassMutual.

© 2022 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com.

MML Distributors, LLC (MMLD) serves as the exclusive wholesale marketing agent for all MassMutual Funds, as well as the distributor for all MassMutual Funds, except the MassMutual Global Floating Rate Fund, MassMutual Global Credit Income Opportunities Fund, MassMutual Emerging Markets Debt Blended Total Return Fund, MassMutual Global Emerging Markets Equity Fund, MassMutual High Yield Fund, and MassMutual Short-Duration Bond Fund. MMLD Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111-0001. Investment advisory services are provided to all MassMutual Funds by MML Investment Advisers, LLC (MML Advisers). MMLD and MML Advisers are subsidiaries of MassMutual.

The information provided is the opinion of MML Advisers and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

5

MM Equity Asset Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM Equity Asset Fund, and who is the Fund’s subadviser?

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (S&P 500® Index*). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadviser is J.P. Morgan Investment Management Inc. (J.P. Morgan).

* The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by MassMutual. Standard & Poor’s®, S&P®, and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MassMutual. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class I shares returned -14.16%, outperforming the -15.47% return of the S&P 500 Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the one-year period ended September 30, 2022, stock selection in the pharma/medical technology, industrial cyclical, and health services & systems sectors contributed the most to the Fund’s performance – while stock choices in the basic materials, telecommunications, and real estate investment trust (REIT) sectors detracted the most from the Fund’s performance.

On the positive side, the Fund’s underweight allocations to PayPal (PYPL), a company that engages in the development of technology platforms for digital payments; Intel (INTC), a company that designs, manufactures, and sells computer products and technologies; and Adobe (ADBE), a company that develops, markets and supports computer software products and technologies were the top individual contributors to the Fund’s performance. In particular, the Fund’s underweight allocation to PayPal was additive, as the company underperformed during the fiscal year, given the competitive pressures it faced from its more innovative competitors.

On the negative side, the Fund’s overweight allocations to Stanley Black & Decker (SWK), a manufacturer of industrial tools and household hardware; Charter Communications (CHTR), a cable telecommunications company; and Shopify (SHOP), a provider of a cloud-based commerce platform were the top individual detractors. The Fund’s overweight position in Stanley Black & Decker was the largest detractor over the period. As multiples for earlier-cycle names have compressed, the company underperformed; additionally, Stanley Black & Decker did not execute as well as peers with regard to supply chain issues, leading to a lack of volume growth.

Derivatives may generally be used as substitutes for securities in which the Fund can invest. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. During the reporting period, the Fund used futures to hedge cash positions, which were less than 5% of the Fund’s market value. The positions had a negligible impact on performance over the period.

6

MM Equity Asset Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Looking ahead, Fund management expects to continue to focus on fundamentals of the economy and company earnings. As of the end of the fiscal year, J.P. Morgan analysts’ estimates for benchmark earnings projected the potential for +10% for 2022 and +6% for 2023. While subject to revision, this forecast reflects J.P. Morgan’s expectations for a recovery in the underlying economy – and includes its best analysis of earnings expectations. J.P. Morgan believes that inflation and other uncertainties – such as the tightening liquidity, lingering supply chain constraints, and economic impacts of the war in Ukraine – will be integral to investor sentiment moving forward.

MM Equity Asset Fund Largest Holdings (% of Net Assets) on 9/30/22
Apple, Inc.	6.8%
Microsoft Corp.	6.5%
Amazon.com, Inc.	3.6%
Alphabet, Inc. Class A	2.4%
Tesla, Inc.	2.3%
UnitedHealth Group, Inc.	1.9%
Alphabet, Inc. Class C	1.7%
Visa, Inc. Class A	1.4%
Berkshire Hathaway, Inc. Class B	1.4%
Exxon Mobil Corp.	1.4%
29.4%

MM Equity Asset Fund Sector Table (% of Net Assets) on 9/30/22
Technology	22.5%
Consumer, Non-cyclical	21.1%
Financial	15.5%
Communications	12.2%
Consumer, Cyclical	9.6%
Industrial	7.8%
Energy	4.5%
Utilities	3.0%
Basic Materials	2.1%
Mutual Funds	0.1%
Total Long-Term Investments	98.4%
Short-Term Investments and Other Assets and Liabilities	1.6%
Net Assets	100.0%

7

MM Equity Asset Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	Since Inception 09/15/2016
Class I	09/15/2016	-14.16%	8.63%	10.24%
S&P 500 Index		-15.47%	9.24%	11.03%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

8

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Bond Asset Fund, and who is the Fund’s subadviser?

The Fund seeks a regular level of income consistent with the preservation of capital over time. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds. The Fund’s investments may include, but are not limited to, obligations issued by U.S. and foreign governments and their agencies, bonds issued by U.S. and foreign corporations, U.S. and non-U.S. dollar denominated foreign securities (including securities of emerging market issuers), mortgage- and asset-backed securities, Treasury inflation protected securities, and bank loans (which represent interests in amounts loaned to companies by banks and other lenders). The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price). In addition, T. Rowe Price International Ltd serves as a sub-subadviser for the Fund.

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class I shares returned -14.50%, outperforming the -14.60% return of the Bloomberg U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.)

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the one-year period ended September 30, 2022, the U.S. dollar-hedged international bond allocation fell to a lesser extent than the U.S. core bond allocation.

The core bond allocation underperformed the benchmark. Sector allocation detracted in aggregate from relative results due to the Fund’s underweight position in Treasuries and government-related agency bonds, which outperformed the benchmark amid increasing risk-off sentiment. The Fund’s allocations to MBS and investment-grade (IG) and high-yield corporate bonds also hurt performance, as credit spreads widened amid increasing recession concerns. Interest rate management was an overall negative, as Fund management made tactical adjustments during a period of elevated rate volatility. Conversely, security selection was a modest contributor, led by the Fund’s agency MBS and IG corporate holdings.

The U.S. dollar-hedged international bond allocation underperformed the Bloomberg Aggregate ex-USD Hedged Index. In country and duration positioning, a long duration exposure in Hungary, where the central bank raised rates to fight inflation, was a significant detractor for the period. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) Conversely, a short position in Poland was beneficial, as the central bank was also raising rates. Overall, inflation-linked exposures in Europe and Japan contributed.

Within sector allocation and security selection, exposure to U.S. corporate credit held back relative performance as the sector underperformed due to volatility and waning risk appetite. In currencies, overweights in the euro and the yen had a negative impact on relative results. However, the Fund’s overweight allocation to the Mexican peso was beneficial.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. As of September 30, 2022, the Fund held interest rate futures, interest rate swaps, credit default swaps, currency forwards, and inflation swaps generating gross exposure of approximately 76.6%. The use of futures, swaps, and options detracted from the Fund’s performance. The use of currency forwards added to returns.

Subadviser outlook

T. Rowe Price observes that valuations have improved as risk assets have pulled back from their recent highs, but uncertainty around corporate fundamentals suggests limited near-term upside, particularly as earnings estimates did not see significant downward revision to reflect rising recession risks. Fund management expects to continue to assess when to add to equities and other risk assets as they evaluate long-term valuations and possible early indications of stabilization or improvement

9

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio Manager Report (Unaudited) (Continued)

in macroeconomic conditions. Given the range of potential paths for growth and inflation, Fund management expects their positioning to remain cautious, as they expect that a firm commitment from major central banks to bring down inflation could result in a low ceiling for stocks in the near term, and possibly exacerbate economic contraction through overtightening. In T. Rowe Price’s opinion, other key risks to global markets include the Russia-Ukraine conflict and the associated impact of energy supply shortages, which could weigh on European manufacturing, broader geopolitical instability, and unexpected supply chain disruptions. In T. Rowe Price’s view, these conditions could contribute to a less compelling risk/reward trade-off between stocks and bonds or cash in the near term, and they believe that a more modest allocation to equities may be prudent.

MassMutual Select T. Rowe Price Bond Asset Fund Portfolio Characteristics (% of Net Assets) on 9/30/22
Corporate Debt	27.8%
U.S. Government Agency Obligations and Instrumentalities*	20.8%
Sovereign Debt Obligations	18.1%
U.S. Treasury Obligations	17.2%
Non-U.S. Government Agency Obligations	9.5%
Mutual Funds	2.6%
Bank Loans	1.7%
Municipal Obligations	0.1%
Total Long-Term Investments	97.8%
Short-Term Investments and Other Assets and Liabilities	2.2%
Net Assets	100.0%

* May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

10

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	Since Inception 02/09/2018
Class I	02/09/2018	-14.50%	-0.26%
Bloomberg U.S. Aggregate Bond Index		-14.60%	0.02%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

11

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Emerging Markets Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to provide high income and capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in debt securities of emerging market governments or companies located in emerging market countries (including so-called “frontier markets”). The Fund relies on a classification by either J.P. Morgan or the International Monetary Fund to determine which countries are considered emerging markets. The Fund normally will invest in at least three countries. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class I shares returned -25.84%, underperforming the -24.28% return of the J.P. Morgan Emerging Markets Bond Index Global Diversified (the “benchmark”), which measures the performance of fixed rate, U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, including Brady bonds, loans, and Eurobonds. The Index limits the weights of those index countries with larger debt stocks by only including a specified portion of a country’s eligible amounts of debt outstanding.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the one-year period ended September 30, 2022, security selection within China was a source of weakness for the Fund, as its holdings of higher-yielding property developers, such as Times China and Shimao, hindered results – as they were dragged lower by tightening domestic financial conditions, liquidity concerns, and recent defaults in the most heavily indebted areas of the Chinese property sector. Consequently, during the period, the Fund eliminated its positions in the Chinese property sector. An underweight allocation to high-quality Chinese sovereign bonds also detracted from the Fund’s relative results amid weaker investor risk appetite and resilient growth in China.

The Fund’s selection of longer-maturity and euro-denominated issues in Romania detracted from relative performance, as did its overweight allocation. High inflation and concerns about a European energy crisis weighed on the country. Euro-denominated issues underperformed amid U.S. dollar strength.

Turning to the positive, the Fund’s significant underweight allocation to Russia and lack of exposure to Belarus aided the Fund’s relative performance, as Russia’s invasion of Ukraine (and Belarus’s support of the former) was met with heavy economic sanctions. The two countries’ assets were removed from major indexes at a price of zero. Fund management eliminated the Fund’s small Russian holdings early in the reporting period. Additionally, the Fund’s underweight allocations to lower-rated Nigeria, Ghana, and Kenya proved beneficial, as investor sentiment was weak and concerns increased about rising food and fuel prices adding pressure to countries with stretched fundamentals. Finally, the Fund’s overweight allocation to higher-yielding Oman was positive, supported by increased oil prices and fiscal reform efforts. These efforts were recognized by a one-notch credit rating upgrade from S&P and Fitch.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. As of September 30, 2022, the Fund held interest rate futures, currency forwards, and credit default swaps generating gross exposure of approximately 12.0%. The estimated return impact from employing currency forwards and interest rate futures was positive; credit default swaps had a somewhat negative effect on the Fund’s performance during the reporting period.

Subadviser outlook

T. Rowe Price believes that exogenous risks remain a cause for caution. Nevertheless, in Fund management’s observation, recent volatility has moved absolute valuations to below historical averages and increased value dispersion across major markets in the asset class, which created some potential opportunities. In terms of fundamentals, T. Rowe Price observes that, as of the end of the fiscal year, stressed fiscal conditions persisted in some markets due to the lingering effects of the coronavirus pandemic, though strong export demand supported fiscal consolidation in 2022 in many markets. In T. Rowe Price’s view, growth recoveries

12

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

were slowing in some markets as inflation pressures built and the monetary policy trajectory became less accommodative for growth. T. Rowe Price believes that emerging-market debt continues to offer a substantial yield premium and broadly sound fundamentals, making the asset class potentially compelling on a risk-adjusted basis relative to other credit sectors.

MassMutual Select T. Rowe Price Emerging Markets Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/22
Sovereign Debt Obligations	62.5%
Corporate Debt	31.9%
Mutual Funds	0.9%
Total Long-Term Investments	95.3%
Short-Term Investments and Other Assets and Liabilities	4.7%
Net Assets	100.0%

13

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	Since Inception 02/09/2018
Class I	02/09/2018	-25.84%	-3.84%
J.P. Morgan Emerging Markets Bond Index Global Diversified		-24.28%	-2.70%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

14

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Large Cap Blend Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation through investments in common stock. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large cap companies. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class I shares returned -22.96%, significantly underperforming the -17.22% return of the Russell 1000® Index (the “benchmark”), which measures the performance of the large-cap segment of U.S. equity securities. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the one-year period ended September 30, 2022, within the Fund’s large-cap growth allocation, unfavorable stock selection and an overweight allocation to the communications services sector were notable detractors from the Fund’s relative returns, driven by Fund holdings in the interactive media and services industry. Security selection in the consumer discretionary and information technology sectors also weighed on the Fund’s relative performance. Conversely, favorable stock selection in the health care sector, led by Fund holdings in the health care providers and services industry, contributed to relative returns.

Within the Fund’s large-cap value allocation, an underweight allocation to the energy sector was a notable detractor from relative performance. Stock selection within the health care sector also weighed on the Fund’s relative returns, driven by the pharmaceuticals industry; however, an overweight allocation to the sector moderated the negative impact. Unfavorable stock selection within the materials sector further hurt the Fund’s relative returns, although this was partially offset by an overweight allocation. Additionally, a lack of exposure to the energy sector was a notable detractor from relative results. Security selection in the information technology sector also had a negative impact on the Fund’s relative performance, driven by Fund holdings in the technology hardware, storage, and peripherals industry.

Conversely, the financial sector contributed to relative performance due to strong stock selection, led by Fund holdings in the banking industry. The consumer discretionary sector also had a positive impact on relative returns due to favorable security selection. Within the large-cap core allocation, security selection in the industrials and business services sector contributed to relative performance, led by holdings within the machinery industry. Relative returns were also lifted by an underweight allocation to and favorable stock selection within the communication services sector. Stock selection within the financial sector further aided the Fund’s relative performance.

Subadviser outlook

T. Rowe Price notes that the volatility that gripped global equity and bond markets in the first two quarters of 2022 persisted throughout the third quarter, with most major indexes trending lower over the period. Over the course of the Fund’s fiscal year, central banks raised policy rates, tightening financial conditions, in an effort to combat persistently high inflation. These hawkish moves contributed to elevated equity market volatility and were a catalyst for a sell-off late in the third quarter of 2022. On the other hand, in Fund management’s view, signs suggesting easing inflationary pressures have emerged in recent months, as key input costs – such as oil, lumber, and copper – have declined sharply, while labor participation and employment data suggest a resilient labor in the U.S. in the face of an uncertain growth outlook. Despite conflicting signals, Fund management believes that markets have begun to price in higher recession probabilities, as hopes for a soft landing have diminished. In Fund management’s opinion, it now appears more likely that inflation will take longer to fade and that it will probably settle at high levels, likely above the Fed’s 2% long-term inflation target.

15

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price Large Cap Blend Fund Largest Holdings (% of Net Assets) on 9/30/22
Microsoft Corp.	6.3%
Amazon.com, Inc.	4.7%
Apple, Inc.	4.5%
Alphabet, Inc. Class C	3.5%
UnitedHealth Group, Inc.	2.4%
Elevance Health, Inc.	2.0%
Becton Dickinson and Co.	1.9%
Alphabet, Inc. Class A	1.8%
The Southern Co.	1.7%
Tesla, Inc.	1.6%
30.4%

MassMutual Select T. Rowe Price Large Cap Blend Fund Sector Table (% of Net Assets) on 9/30/22
Consumer, Non-cyclical	24.2%
Technology	21.0%
Communications	13.2%
Financial	11.1%
Consumer, Cyclical	10.1%
Industrial	7.2%
Utilities	5.8%
Energy	2.5%
Basic Materials	0.8%
Corporate Debt	0.0%
Total Long-Term Investments	95.9%
Short-Term Investments and Other Assets and Liabilities	4.1%
Net Assets	100.0%

16

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	Since Inception 02/09/2018
Class I	02/09/2018	-22.96%	7.17%
Russell 1000 Index		-17.22%	9.04%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

17

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, and who is the Fund’s subadviser?

The Fund seeks a level of income that is consistent with the current rate of inflation. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds. The Fund invests in a diversified portfolio of short- and intermediate-term investment-grade bonds. The Fund’s investments may include inflation-linked securities, including Treasury Inflation Protected Securities, as well as corporate, government, mortgage-backed, and asset-backed securities. The Fund may also invest in money market securities, bank obligations, collateralized mortgage obligations, and foreign securities. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class I shares returned -4.82%, underperforming the -4.09% return of the Bloomberg U.S. 1-5 Year Treasury TIPS Index (the “benchmark”), which measures the performance of inflation-protected securities with maturities of 1-5 years issued by the U.S. Treasury.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the one-year period ended September 30, 2022, interest rate management was the largest detractor from the Fund’s relative results. The Fund’s tactical duration moves were ill-timed, as inflation continued to surprise to the upside, and the significant repricing of Federal Reserve (the “Fed”) rate expectations drove daily interest rate volatility to its highest level since March 2020. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) The Fund’s positioning on the yield curve was beneficial, however, which partially offset the negative impact of duration positioning. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.) The Fund’s out-of-benchmark positions in mortgage-backed securities (MBS), investment-grade corporates, and asset-backed securities (ABS) also weighed on relative performance, as short-dated Treasury inflation-protected securities (TIPS) outperformed most short-duration credit sectors, and the Fund’s position in nominal Treasuries also lagged.

On the positive side, the Fund’s exposure to breakeven spreads via inflation swaps – which are generally used to ensure that the Fund remains inflation hedged when investing outside of the benchmark – contributed to relative results, as inflation expectations increased during the first half of the reporting period. (Breakeven spreads represent the yield differential between nominal Treasuries and TIPS.) Five-year breakeven spreads started the 12-month period at 2.51%, but rose to 3.73% by late March – the highest level since the data series began in 2003. However, breakeven spreads pulled back as the Fed became increasingly hawkish, and finished the period at 2.14%.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. As of September 30, 2022, the Fund held currency forwards, inflation swaps, interest rate future options, and credit default swaps generating gross exposure of approximately 82.4%. The estimated return impact from employing swaps benefited the Fund’s performance; the use of currency forwards, futures, and options detracted.

Subadviser outlook

In T. Rowe Price’s view, inflation has potentially peaked, and Fund management expects it to slowly move lower before decelerating more quickly in the first half of 2023, assuming that U.S. markets see the lagged effect of declining shelter prices in tandem with goods price deflation due to the strong dollar. Improving data on inventories and supply chain backlogs as of the end of the fiscal year also potentially point to an eventual easing of inflationary pressures, in Fund management’s opinion.

18

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Assuming that inflation has peaked, Fund management believes that TIPS appear fairly valued across the breakeven curve. As a result, they expect to trim the Fund’s TIPS allocation and add exposure to out-of-benchmark sectors where they see opportunities such as agency MBS. (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.) This is consistent with Fund management’s general investment process of using short-term, high-quality spread sectors to add yield to the Fund’s portfolio in periods when they expect inflation to moderate.

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/22
U.S. Treasury Obligations	79.4%
Mutual Funds	6.2%
Non-U.S. Government Agency Obligations	5.9%
Corporate Debt	5.3%
U.S. Government Agency Obligations and Instrumentalities*	2.9%
Municipal Obligations	0.4%
Purchased Options	0.0%
Total Long-Term Investments	100.1%
Short-Term Investments and Other Assets and Liabilities	(0.1)%
Net Assets	100.0%

* May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

19

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	Since Inception 02/09/2018
Class I	02/09/2018	-4.82%	2.62%
Bloomberg U.S. 1-5 Year Treasury TIPS Index		-4.09%	2.49%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

20

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Real Assets Fund, and who is the Fund’s subadviser?

The Fund seeks to provide long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in “real assets” and securities of companies that derive at least 50% of their profits or revenues from, or commit at least 50% of assets to, real assets and activities related to real assets. The Fund’s subadviser currently defines real assets broadly and considers them to include any assets that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price). In addition, T. Rowe Price Japan, Inc. serves as a sub-subadviser for the Fund.

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class I shares returned -12.24%, significantly outperforming the -20.66% return of the MSCI All Country World Index (ACWI) (the “benchmark”), which measures the performance of the large- and mid-cap segments of all country markets. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the one-year period ended September 30, 2022, multi-asset overlays, which the Fund typically employs in an effort to efficiently implement desired positions, had a positive impact on the Fund’s performance, relative to the benchmark.

Despite the Fund’s significant outperformance, its return for the fiscal year was negative on an absolute basis. Security selection within the Fund’s allocation to commodities – which includes exposure to natural resources, precious metals, and global metals and mining – negatively contributed to the Fund’s performance. The Fund’s underlying natural resources portfolio was the largest driver of underperformance, as the portfolio trailed its style-specific benchmark. The Fund’s performance was also held back by selection within its allocation to real estate, which includes exposure to global and U.S. real estate investment trusts (REITs).

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. As of September 30, 2022, the Fund held currency forwards, equity total return swaps, index futures, and interest rate futures generating gross exposure of approximately 16.8%. Employing currency forwards, options, and swaps was a drag on the Fund’s performance; the use of futures enhanced the Fund’s performance during the reporting period.

Subadviser outlook

T. Rowe Price notes that the volatility that gripped global equity and bond markets in the first two quarters of 2022 persisted throughout the third quarter, with most major indexes trending lower over the period. Over the course of the Fund’s fiscal year, central banks raised policy rates, tightening financial conditions, in an effort to combat persistently high inflation. These hawkish moves contributed to elevated equity market volatility and were a catalyst for a sell-off late in the third quarter of 2022. On the other hand, in Fund management’s view, signs suggesting easing inflationary pressures have emerged in recent months, as key input costs – such as oil, lumber, and copper – have declined sharply, while labor participation and employment data suggest a resilient labor market in the U.S. in the face of an uncertain growth outlook. Despite conflicting signals, Fund management believes that markets have begun to price in higher recession probabilities, as hopes for a soft landing have diminished. In Fund management’s opinion, it now appears more likely that inflation will take longer to fade and that it will probably settle at high levels, likely above the Fed’s 2% long-term inflation target.

21

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price Real Assets Fund Largest Holdings (% of Net Assets) on 9/30/22
BHP Group Ltd.	3.9%
Prologis, Inc.	2.3%
Equinix, Inc.	2.0%
Public Storage	2.0%
ConocoPhillips	1.7%
Rio Tinto PLC	1.6%
Reliance Steel & Aluminum Co.	1.5%
Nutrien Ltd.	1.5%
Boliden AB	1.4%
Equity LifeStyle Properties, Inc.	1.4%
19.3%

MassMutual Select T. Rowe Price Real Assets Fund Sector Table (% of Net Assets) on 9/30/22
Financial	33.3%
Basic Materials	28.0%
Energy	11.6%
Industrial	11.0%
Mutual Funds	5.2%
Consumer, Cyclical	4.0%
Utilities	1.8%
Consumer, Non-cyclical	1.1%
Technology	0.4%
Total Long-Term Investments	96.4%
Short-Term Investments and Other Assets and Liabilities	3.6%
Net Assets	100.0%

22

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	Since Inception 02/09/2018
Class I	02/09/2018	-12.24%	4.14%
MSCI ACWI		-20.66%	4.07%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

23

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in common stocks of small and mid cap companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small and mid cap companies. The Fund’s subadviser and sub-subadviser currently consider small and mid cap companies to include companies with market capitalizations at the time of purchase that are within the market capitalization range of companies included in either the Russell 2000® Index or the Russell Midcap® Index. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price). In addition, T. Rowe Price Investment Management, Inc. serves as a sub-subadviser for the Fund.

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class I shares returned -21.64%, underperforming the -21.11% return of the Russell 2500 Index (the “benchmark”), which measures the performance of the small- to mid-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on the combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the one-year period ended September 30, 2022, the Fund’s allocations to small-cap growth and value stocks underperformed their benchmarks, while mid-cap stocks outperformed their benchmarks.

Within the small-cap growth allocation, security selection in the information technology (IT) sector was a significant detractor from relative performance, driven by holdings in the IT services industry. An underweight allocation to the energy sector also weighed on the Fund’s relative returns. Stock selection in the health care sector had a further negative impact on relative performance, but the impact was moderated by a favorable overweight allocation to the sector. Conversely, an underweight exposure to the communication services sector contributed to the Fund’s relative results. The real estate sector also aided relative returns due to the Fund’s underweight allocation to the sector, although the impact was partially offset by weak stock selection within the sector.

In the small-cap value allocation, security selection in the financial sector was a notable detractor from relative performance, driven by holdings in the banking industry. Stock selection, coupled with an underweight allocation to the top-performing energy sector, also had a negative impact on the Fund’s relative performance. The utilities sector further weighed on relative results, due to weak security selection. Conversely, an underweight allocation to the communication services sector contributed to relative performance. An underweight allocation to the health care sector, coupled with positive stock selection in that market segment (led by holdings within the biotechnology industry), also aided the Fund’s relative performance.

Within the small-cap core stock allocation, favorable stock selection, coupled with an underweight to the health care sector, contributed to relative returns, driven by holdings in biotechnology. The real estate sector also lifted relative returns due to security selection and an underweight allocation. The communication services sector further bolstered relative performance, owing to an underweight allocation. Conversely, unfavorable stock selection in the industrial and business services sector detracted from relative performance, driven by holdings in the professional services industry. The consumer discretionary sector also weighed on relative results due to less-than-favorable stock picks.

In the mid-cap value allocation, a favorable overweight to the energy sector contributed to relative returns, although the impact was partially offset by weak stock choices. An underweight allocation to the consumer discretionary sector also aided relative results. Positive security selection in the utilities sector further contributed, led by holdings within the electric utilities industry. Conversely, an unfavorable stock selection and an overweight allocation to the health care sector was a notable detractor from relative returns, driven by holdings within the health care equipment and supplies industry. An overweight allocation to the communication services sector also had a negative impact.

24

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

Within the mid-cap growth allocation, favorable stock selection in the consumer discretionary sector contributed to relative returns, led by holdings within the multiline retail industry. Strong stock selection in the health care sector was also beneficial; however, an unfavorable overweight to the sector moderated the impact. Security selection, coupled with an underweight allocation in the communication services sector, lifted relative performance. Conversely, an underweight allocation to the energy sector was a notable detractor from relative returns. Stock choices in the materials sector further weighed on relative results, driven by holdings within the chemicals industry; however, an overweight allocation mostly offset the negative impact.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. The use of warrants had a negligible impact on the Fund’s performance during the reporting period.

Subadviser outlook

T. Rowe Price notes that the volatility that gripped global equity and bond markets in the first two quarters of 2022 persisted throughout the third quarter, with most major indexes trending lower over the period. Over the course of the Fund’s fiscal year, central banks raised policy rates, tightening financial conditions, in an effort to combat persistently high inflation. These hawkish moves contributed to elevated equity market volatility and were a catalyst for a sell-off late in the third quarter of 2022. On the other hand, in Fund management’s view, signs suggesting easing inflationary pressures have emerged in recent months, as key input costs – such as oil, lumber, and copper – have declined sharply, while labor participation and employment data suggest a resilient labor in the U.S. in the face of an uncertain growth outlook. Despite conflicting signals, Fund management believes that markets have begun to price in higher recession probabilities, as hopes for a soft landing have diminished. In Fund management’s opinion, it now appears more likely that inflation will take longer to fade and that it will probably settle at high levels, likely above the Fed’s 2% long-term inflation target.

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund Largest Holdings (% of Net Assets) on 9/30/22
Textron, Inc.	1.1%
Ingersoll Rand, Inc.	1.0%
Hologic, Inc.	0.9%
Paylocity Holding Corp.	0.9%
Veeva Systems, Inc. Class A	0.9%
J.B. Hunt Transport Services, Inc.	0.8%
Atlassian Corp. PLC Class A	0.7%
Select Medical Holdings Corp.	0.7%
Marvell Technology, Inc.	0.7%
PG&E Corp.	0.7%
8.4%

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund Sector Table (% of Net Assets) on 9/30/22
Consumer, Non-cyclical	26.2%
Financial	17.3%
Industrial	15.6%
Technology	12.7%
Consumer, Cyclical	9.8%
Energy	4.1%
Communications	3.5%
Basic Materials	2.8%
Utilities	2.7%
Mutual Funds	0.9%
Diversified	0.2%
Total Long-Term Investments	95.8%
Short-Term Investments and Other Assets and Liabilities	4.2%
Net Assets	100.0%

25

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	Since Inception 02/09/2018
Class I	02/09/2018	-21.64%	7.52%
Russell 2500 Index		-21.11%	5.83%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

26

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, and who is the Fund’s subadviser?

The Fund seeks a high level of income consistent with capital preservation. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities that are held in its benchmark index, the Bloomberg U.S. Long Treasury Bond Index*, and at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Government. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price).

* Bloomberg® and Bloomberg U.S. Long Treasury Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by MassMutual. Bloomberg is not affiliated with MassMutual, and Bloomberg does not approve, endorse, review, or recommend the Fund. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the Fund.

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class I shares returned -26.97%, underperforming the -26.65% return of the Bloomberg U.S. Long Treasury Bond Index (the “benchmark”), which measures the performance of public obligations of the U.S. Treasury with maturities of 10 years and greater, including securities that roll up to the U.S. Aggregate, U.S. Universal, and Global Aggregate Indexes.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the one-year period ended September 30, 2022, the Fund generated deep losses on an absolute basis, as yields across the Treasury curve increased in response to 40-year highs in inflation, strong job growth, and, consequently, rapid monetary tightening by the Federal Reserve (the “Fed”).

In this environment, Fund management’s tactical adjustments to the Fund’s duration during the fiscal year dampened relative performance. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) In March and April of 2022, Fund management generally favored a neutral to modestly long duration posture versus the benchmark, reflecting Fund management’s expectation that heightened macroeconomic and geopolitical uncertainty would exert downward pressure on yields. This positioning detracted from results, however, as long-term U.S. interest rates actually climbed amid thin liquidity and elevated volatility in the Treasury market. The Fund’s neutral to slightly long duration bias through part of September 2022 also impeded performance, as long-term yields increased due in part to strong inflation, and turmoil in the U.K. gilt market rippled across sovereign bonds.

The Fund’s allocation to Ginnie Mae mortgage-backed securities (MBS) detracted slightly, as the Fed’s quantitative tightening pressured MBS performance. This was largely offset, however, by the Fund’s use of higher-coupon Ginnie Mae MBS and collateralized mortgage obligations that outperformed in the rising rate environment. Tactical use of Treasury inflation-protected securities (TIPS) had a net neutral impact on relative performance.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. As of September 30, 2022, the Fund held interest rate futures and interest rate future options generating gross exposure of approximately 26.5%. Employing futures had a negative impact on the Fund’s performance; the use of options had a negligible return impact on the Fund’s returns during the reporting period.

Subadviser outlook

T. Rowe Price notes that, as of the end of the fiscal year, the Fed signaled rapid increases to its policy interest rate through 2022, consequently hampering risk assets and lessening the odds of a soft landing for the U.S. economy. In T. Rowe Price’s view, as the Fed pursues its longer-run inflation goal of 2%, considerable headwinds to the global economy could test the central bank’s tightening bias beyond 2022. Still, Fund management believes that the bar for a dovish pivot is high, as Fund management observed Fed officials’ pledge to keep the policy rate in restrictive territory until inflation and the labor market cool meaningfully.

27

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Against this backdrop, Fund management believes that there are increased recession risks in the U.S. over the next 12 months, particularly in light of slowed consumer spending and the rate-sensitive housing sector already in contraction as of the end of the fiscal year. In the near term, however, they expect positive economic growth – albeit below potential – thanks to a strong labor market, easing supply bottlenecks, and leftover household savings from previous years’ stimulus.

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund Portfolio Characteristics (% of Net Assets) on 9/30/22
U.S. Treasury Obligations	96.3%
U.S. Government Agency Obligations and Instrumentalities*	3.0%
Mutual Funds	0.3%
Purchased Options	0.0%
Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%
Net Assets	100.0%

* May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

28

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	Since Inception 02/09/2018
Class I	02/09/2018	-26.97%	-1.31%
Bloomberg U.S. Long Treasury Bond Index		-26.65%	-0.92%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

29

MM Equity Asset Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
EQUITIES — 98.3%
COMMON STOCK — 98.3%
Basic Materials — 2.1%
Chemicals — 1.8%
Air Products & Chemicals, Inc.	2,230	$518,988
Celanese Corp.	2,206	199,290
DuPont de Nemours, Inc.	11,115	560,196
Eastman Chemical Co.	11,868	843,221
Linde PLC	8,283	2,233,014
PPG Industries, Inc.	10,605	1,173,868
		5,528,577
Iron & Steel — 0.2%
Nucor Corp.	3,694	395,221
Mining — 0.1%
Freeport-McMoRan, Inc.	11,921	325,801
		6,249,599
Communications — 12.2%
Advertising — 0.0%
The Interpublic Group of Cos., Inc.	3,916	100,250
Internet — 10.0%
Alphabet, Inc. Class A (a)	74,566	7,132,238
Alphabet, Inc. Class C (a)	54,600	5,249,790
Amazon.com, Inc. (a)	95,738	10,818,394
Booking Holdings, Inc. (a)	838	1,377,010
Expedia Group, Inc. (a)	5,719	535,813
Meta Platforms, Inc. Class A (a)	26,335	3,573,133
Netflix, Inc. (a)	5,991	1,410,521
Uber Technologies, Inc. (a)	10,713	283,894
		30,380,793
Media — 1.3%
Charter Communications, Inc. Class A (a)	4,393	1,332,617
Comcast Corp. Class A	66,566	1,952,381
Fox Corp. Class A	3,233	99,188
The Walt Disney Co. (a)	5,774	544,661
		3,928,847
Telecommunications — 0.9%
Corning, Inc.	8,919	258,829
Motorola Solutions, Inc.	2,451	548,951
T-Mobile US, Inc. (a)	11,705	1,570,460
Verizon Communications, Inc.	9,035	343,059
		2,721,299
		37,131,189
Consumer, Cyclical — 9.6%
Airlines — 0.1%
Southwest Airlines Co. (a)	7,318	225,687

	Number of Shares	Value
Apparel — 0.4%
NIKE, Inc. Class B	16,042	$1,333,411
Auto Manufacturers — 2.5%
General Motors Co.	10,860	348,497
Rivian Automotive, Inc. Class A (a)	3,089	101,659
Tesla, Inc. (a)	26,318	6,980,850
		7,431,006
Auto Parts & Equipment — 0.1%
Magna International, Inc.	8,689	412,032
Home Builders — 0.5%
Lennar Corp. Class A	15,826	1,179,828
PulteGroup, Inc.	2,409	90,338
Toll Brothers, Inc.	7,725	324,450
		1,594,616
Leisure Time — 0.0%
Royal Caribbean Cruises Ltd. (a)	2,103	79,704
Lodging — 0.3%
Marriott International, Inc. Class A	6,589	923,382
Retail — 5.7%
AutoNation, Inc. (a)	4,423	450,571
AutoZone, Inc. (a)	354	758,243
Best Buy Co., Inc.	14,613	925,587
Burlington Stores, Inc. (a)	1,712	191,556
Chipotle Mexican Grill, Inc. (a)	1,028	1,544,837
Costco Wholesale Corp.	5,624	2,656,047
The Home Depot, Inc.	5,448	1,503,321
Lowe’s Cos., Inc.	16,916	3,176,994
McDonald’s Corp.	9,985	2,303,939
O’Reilly Automotive, Inc. (a)	2,103	1,479,145
Target Corp.	5,686	843,746
The TJX Cos., Inc.	13,173	818,307
Yum! Brands, Inc.	4,468	475,127
		17,127,420
		29,127,258
Consumer, Non-cyclical — 21.1%
Agriculture — 0.8%
Altria Group, Inc.	27,037	1,091,754
Philip Morris International, Inc.	15,151	1,257,685
		2,349,439
Beverages — 2.0%
The Coca-Cola Co.	65,719	3,681,578
Constellation Brands, Inc. Class A	5,224	1,199,848
PepsiCo, Inc.	8,060	1,315,876
		6,197,302
Biotechnology — 1.6%
Biogen, Inc. (a)	3,400	907,800
BioMarin Pharmaceutical, Inc. (a)	2,295	194,547

The accompanying notes are an integral part of the financial statements.

30

MM Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Regeneron Pharmaceuticals, Inc. (a)	2,802	$1,930,214
Vertex Pharmaceuticals, Inc. (a)	5,932	1,717,551
		4,750,112
Commercial Services — 1.1%
Affirm Holdings, Inc. (a) (b)	8,018	150,418
Booz Allen Hamilton Holding Corp.	3,576	330,243
Cintas Corp.	1,021	396,342
FleetCor Technologies, Inc. (a)	6,025	1,061,424
S&P Global, Inc.	4,771	1,456,825
		3,395,252
Cosmetics & Personal Care — 1.4%
Colgate-Palmolive Co.	16,834	1,182,588
The Procter & Gamble Co.	23,532	2,970,915
		4,153,503
Food — 0.5%
The Hershey Co.	1,928	425,066
Mondelez International, Inc. Class A	17,768	974,220
		1,399,286
Health Care – Products — 4.2%
Abbott Laboratories	15,760	1,524,937
Baxter International, Inc.	21,559	1,161,168
Boston Scientific Corp. (a)	33,794	1,308,842
Danaher Corp.	7,358	1,900,498
Intuitive Surgical, Inc. (a)	7,139	1,338,134
Medtronic PLC	14,361	1,159,651
Thermo Fisher Scientific, Inc.	7,045	3,573,153
Zimmer Biomet Holdings, Inc.	6,825	713,554
		12,679,937
Health Care – Services — 3.3%
Centene Corp. (a)	23,963	1,864,561
Elevance Health, Inc.	4,052	1,840,580
Humana, Inc.	1,257	609,884
Town Health International Medical Group Ltd.	62,000	3,351
UnitedHealth Group, Inc.	11,596	5,856,444
		10,174,820
Household Products & Wares — 0.4%
Avery Dennison Corp.	2,369	385,436
Kimberly-Clark Corp.	8,646	973,021
		1,358,457
Pharmaceuticals — 5.8%
AbbVie, Inc.	29,802	3,999,726
Bristol-Myers Squibb Co.	46,141	3,280,164
DexCom, Inc. (a)	1,630	131,280
Eli Lilly & Co.	10,411	3,366,397
Johnson & Johnson	18,065	2,951,098
McKesson Corp.	2,486	844,917

	Number of Shares	Value
Merck & Co., Inc.	22,149	$1,907,472
Neurocrine Biosciences, Inc. (a)	2,355	250,125
Pfizer, Inc.	22,325	976,942
		17,708,121
		64,166,229
Energy — 4.5%
Oil & Gas — 4.4%
Chevron Corp.	3,529	507,012
ConocoPhillips	33,463	3,424,603
Coterra Energy, Inc.	23,564	615,492
Diamondback Energy, Inc.	14,468	1,742,815
EOG Resources, Inc.	15,886	1,774,943
Exxon Mobil Corp.	47,201	4,121,119
Phillips 66	9,776	789,119
Pioneer Natural Resources Co.	2,563	554,966
Untrade Brightoil (a) (d)	52,000	9,937
		13,540,006
Oil & Gas Services — 0.1%
Baker Hughes Co.	11,350	237,896
		13,777,902
Financial — 15.5%
Banks — 4.5%
Bank of America Corp.	92,499	2,793,470
Citigroup, Inc.	15,012	625,550
Fifth Third Bancorp	37,368	1,194,281
Morgan Stanley	17,602	1,390,734
State Street Corp.	8,520	518,101
SVB Financial Group (a)	969	325,371
Truist Financial Corp.	23,028	1,002,639
US Bancorp	58,134	2,343,963
Wells Fargo & Co.	81,998	3,297,960
		13,492,069
Diversified Financial Services — 5.0%
American Express Co.	19,160	2,584,876
Ameriprise Financial, Inc.	2,117	533,378
Capital One Financial Corp.	2,805	258,537
CME Group, Inc.	2,396	424,403
Intercontinental Exchange, Inc.	14,943	1,350,100
Mastercard, Inc. Class A	13,923	3,958,866
Raymond James Financial, Inc.	6,144	607,150
T. Rowe Price Group, Inc.	10,267	1,078,138
Visa, Inc. Class A	24,644	4,378,006
		15,173,454
Insurance — 3.4%
Aon PLC Class A	3,604	965,403
Berkshire Hathaway, Inc. Class B (a)	16,247	4,338,274
Globe Life, Inc.	1,484	147,955
The Progressive Corp.	19,374	2,251,453

The accompanying notes are an integral part of the financial statements.

31

MM Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Prudential Financial, Inc.	3,749	$321,589
The Travelers Cos., Inc.	14,905	2,283,446
		10,308,120
Real Estate Investment Trusts (REITS) — 2.6%
Camden Property Trust	8,652	1,033,481
Duke Realty Corp.	5,307	255,797
Equinix, Inc.	1,478	840,745
Equity LifeStyle Properties, Inc.	9,123	573,289
Host Hotels & Resorts, Inc.	27,601	438,304
Kimco Realty Corp.	17,697	325,802
Prologis, Inc.	17,771	1,805,534
SBA Communications Corp.	2,764	786,773
Sun Communities, Inc.	5,287	715,490
UDR, Inc.	4,193	174,890
Ventas, Inc.	25,041	1,005,897
		7,956,002
		46,929,645
Industrial — 7.8%
Aerospace & Defense — 1.0%
Northrop Grumman Corp.	1,686	792,959
Raytheon Technologies Corp.	26,358	2,157,666
		2,950,625
Building Materials — 0.4%
Martin Marietta Materials, Inc.	1,767	569,133
Masco Corp.	15,628	729,671
		1,298,804
Electronics — 0.9%
Honeywell International, Inc.	15,689	2,619,592
Machinery – Diversified — 1.4%
Deere & Co.	7,624	2,545,578
Dover Corp.	5,336	622,071
Ingersoll Rand, Inc.	3,932	170,098
Otis Worldwide Corp.	16,760	1,069,288
		4,407,035
Miscellaneous - Manufacturing — 2.0%
Eaton Corp. PLC	13,956	1,861,172
Parker-Hannifin Corp.	5,643	1,367,356
Textron, Inc.	16,076	936,588
Trane Technologies PLC	12,746	1,845,748
		6,010,864
Transportation — 2.1%
FedEx Corp.	4,757	706,272
Norfolk Southern Corp.	7,855	1,646,801
Union Pacific Corp.	5,241	1,021,052
United Parcel Service, Inc. Class B	17,810	2,877,027
		6,251,152
		23,538,072

	Number of Shares	Value
Technology — 22.5%
Computers — 8.5%
Accenture PLC Class A	11,131	$2,864,006
Apple, Inc.	150,073	20,740,089
Fortinet, Inc. (a)	6,849	336,491
Leidos Holdings, Inc.	10,391	908,901
Seagate Technology Holdings PLC	19,133	1,018,450
		25,867,937
Semiconductors — 5.5%
Advanced Micro Devices, Inc. (a)	26,099	1,653,633
Analog Devices, Inc.	16,823	2,344,117
Applied Materials, Inc.	3,639	298,143
Lam Research Corp.	5,944	2,175,504
Microchip Technology, Inc.	12,681	773,921
Micron Technology, Inc.	8,121	406,862
NVIDIA Corp.	22,098	2,682,476
NXP Semiconductor NV	14,274	2,105,558
QUALCOMM, Inc.	6,348	717,197
Teradyne, Inc.	5,139	386,196
Texas Instruments, Inc.	20,437	3,163,239
		16,706,846
Software — 8.5%
Adobe, Inc. (a)	5,003	1,376,826
Intuit, Inc.	5,426	2,101,598
Microsoft Corp.	85,265	19,858,218
Oracle Corp.	10,985	670,854
Salesforce, Inc. (a)	4,939	710,426
Workday, Inc. Class A (a)	3,905	594,419
ZoomInfo Technologies, Inc. (a)	8,043	335,071
		25,647,412
		68,222,195
Utilities — 3.0%
Electric — 3.0%
Ameren Corp.	11,955	962,975
CenterPoint Energy, Inc.	33,000	929,940
Evergy, Inc.	6,376	378,734
Exelon Corp.	52,517	1,967,287
FirstEnergy Corp.	23,273	861,101
NextEra Energy, Inc.	30,803	2,415,263
Sempra Energy	10,692	1,603,159
		9,118,459
		9,118,459

TOTAL COMMON STOCK (Cost $281,848,922)		298,260,548

TOTAL EQUITIES (Cost $281,848,922)		298,260,548

The accompanying notes are an integral part of the financial statements.

32

MM Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
RIGHTS — 0.0%
Consumer, Non-cyclical — 0.0%
Biotechnology — 0.0%
Tobira Therapeutics Inc.,CVR (a) (c) (d)	505	$—

TOTAL RIGHTS (Cost $30)		—

MUTUAL FUNDS — 0.1%
Diversified Financial Services — 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio (e)	146,204	146,204

TOTAL MUTUAL FUNDS (Cost $146,204)		146,204

TOTAL LONG-TERM INVESTMENTS (Cost $281,995,156)		298,406,752

	Principal Amount
SHORT-TERM INVESTMENTS — 1.4%
Repurchase Agreement — 1.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (f)	$4,174,155	4,174,155

TOTAL SHORT-TERM INVESTMENTS (Cost $4,174,155)		4,174,155

TOTAL INVESTMENTS — 99.8% (Cost $286,169,311) (g)		302,580,907

Other Assets/(Liabilities) — 0.2%		693,402

NET ASSETS — 100.0%		$303,274,309

Abbreviation Legend

CVR	Contingent Value Rights

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2022, was $149,001 or 0.05% of net assets. The Fund received $6,654 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Investment is valued using significant unobservable inputs.
(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2022, these securities amounted to a value of $9,937 or 0.00% of net assets.

(e)	Represents investment of security lending cash collateral. (Note 2).
(f)

Maturity value of $4,174,444. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 3/30/23, and an aggregate market value, including accrued interest, of $4,257,705.

(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

33

MM Equity Asset Fund – Portfolio of Investments (Continued)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
S&P 500 E Mini Index	12/16/22	24	$4,745,766	$(423,966)

The accompanying notes are an integral part of the financial statements.

34

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments
September 30, 2022

	Principal Amount	Value
BONDS & NOTES — 95.2%
BANK LOANS — 1.7%
Advertising — 0.1%
Clear Channel Outdoor Holdings, Inc., Term Loan B, 3 mo. USD LIBOR + 3.500%
6.306% VRN 8/21/26	$145,370	$129,425
Lamar Media Corp., 2020 Term Loan B, 3 mo. USD LIBOR + 1.500%
5.102% VRN 2/05/27	305,000	294,801
		424,226
Aerospace & Defense — 0.0%
TransDigm, Inc., 2020 Term Loan G, 3 mo. USD LIBOR + 2.250%
5.924% VRN 8/22/24	134,191	130,604
Airlines — 0.1%
American Airlines, Inc., 2021 Term Loan, 3 mo. USD LIBOR + 4.750%
7.460% VRN 4/20/28	200,000	193,400
Mileage Plus Holdings LLC, 2020 Term Loan B, 3 mo. USD LIBOR + 5.250%
8.777% VRN 6/21/27	228,000	228,529
		421,929
Auto Parts & Equipment — 0.0%
Clarios Global LP, 2021 USD Term Loan B, 1 mo. USD LIBOR + 3.250%
6.365% VRN 4/30/26	128,229	121,016
Computers — 0.0%
Peraton Corp., Term Loan B, 1 mo. USD LIBOR + 3.750%
6.865% VRN 2/01/28	140,905	133,296
Cosmetics & Personal Care — 0.0%
Sunshine Luxembourg VII SARL, 2021 Term Loan B3, 3 mo. USD LIBOR + 3.750%
7.424% VRN 10/01/26	234,410	217,547
Entertainment — 0.2%
Churchill Downs, Inc., 2021 Incremental Term Loan B1, 1 mo. USD LIBOR + 2.000%
5.120% VRN 3/17/28	296,809	286,917
Delta 2 (LUX) S.A.R.L., 2018 USD Term Loan, 1 mo. USD LIBOR + 2.500%
5.615% VRN 2/01/24	315,000	310,669

	Principal Amount	Value
SeaWorld Parks & Entertainment, Inc., 2021 Term Loan B, 1 mo. USD LIBOR + 3.000%
6.125% VRN 8/25/28	$128,451	$123,046
UFC Holdings, LLC, 2021 Term Loan B, 3 mo. USD LIBOR + 2.750%
5.520% VRN 4/29/26	354,895	340,404
		1,061,036
Environmental Controls — 0.1%
Filtration Group Corp., 2018 1st Lien Term Loan, 1 mo. USD LIBOR + 3.000%
6.115% VRN 3/29/25	468,730	449,249
GFL Environmental, Inc., 2020 Term Loan, 3 mo. USD LIBOR + 3.000%
5.806% VRN 5/30/25	130,906	129,319
Madison IAQ LLC, Term Loan, 3 mo. USD LIBOR + 3.250%
6.815% VRN 6/21/28	128,363	118,346
		696,914
Health Care – Products — 0.1%
Avantor Funding, Inc., 2021 Term Loan B5, 1 mo. USD LIBOR + 2.250%
5.365% VRN 11/08/27	113,518	110,272
Maravai Intermediate Holdings, LLC, 2022 Term Loan B, 3 mo. USD SOFR + 3.000%
5.553% VRN 10/19/27	240,448	232,485
Medline Borrower LP, USD Term Loan B, 1 mo. USD LIBOR + 3.250%
6.365% VRN 10/23/28	229,425	210,568
		553,325
Health Care – Services — 0.1%
ICON Luxembourg SARL, LUX Term Loan, 3 mo. USD LIBOR + 2.250%
5.938% VRN 7/03/28	91,713	89,512
PRA Health Sciences, Inc., US Term Loan, 3 mo. USD LIBOR + 2.250%
5.938% VRN 7/03/28	23,889	23,315
RegionalCare Hospital Partners Holdings, Inc., 2018 Term Loan B, 1 mo. USD LIBOR + 3.750%
6.871% VRN 11/16/25	84,589	78,471

The accompanying notes are an integral part of the financial statements.

35

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Surgery Center Holdings, Inc., 2021 Term Loan, 1 mo. USD LIBOR + 3.750%
6.510% VRN 8/31/26	$145,494	$137,856
		329,154
Insurance — 0.2%
Alliant Holdings Intermediate LLC
2018 Term Loan B, 1 mo. USD LIBOR + 3.250%
6.365% VRN 5/09/25	75,359	72,098
2021 Term Loan B4, 1 mo. USD LIBOR + 3.500%
6.493% VRN 11/06/27	68,752	65,056
Asurion LLC
2018 Term Loan B7, 1 mo. USD LIBOR + 3.000%
6.115% VRN 11/03/24	171,504	160,099
2021 Second Lien Term Loan B4, 1 mo. USD LIBOR + 5.250%
8.365% VRN 1/20/29	335,000	254,600
Hub International Ltd., 2021 Term Loan B, 3 mo. USD LIBOR + 3.250%
5.982% VRN 4/25/25	484,398	465,933
		1,017,786
Lodging — 0.0%
Caesars Resort Collection, LLC
2017 1st Lien Term Loan B, 1 mo. USD LIBOR + 2.750%
5.865% VRN 12/23/24	138,219	134,778
2020 Term Loan B1, 1 mo. USD LIBOR + 3.500%
6.615% VRN 7/21/25	15,508	15,257
		150,035
Machinery – Construction & Mining — 0.0%
Brookfield WEC Holdings, Inc., 2021 Term Loan, 1 mo. USD LIBOR + 2.750%
5.865% VRN 8/01/25	136,306	130,063
Machinery – Diversified — 0.1%
Vertical U.S. Newco, Inc., Term Loan B, 6 mo. USD LIBOR + 3.500%
6.871% VRN 7/30/27	286,617	274,198
Packaging & Containers — 0.1%
Charter NEX US, Inc., 2021 Term Loan, 3 mo. USD LIBOR + 3.750%
6.556% VRN 12/01/27	312,149	295,567

	Principal Amount	Value
Pharmaceuticals — 0.1%
Gainwell Acquisition Corp., Term Loan B, 3 mo. USD LIBOR + 4.000%
7.674% VRN 10/01/27	$285,639	$271,571
PetVet Care Centers, LLC, 2021 Term Loan B3, 1 mo. USD LIBOR + 3.500%
6.615% VRN 2/14/25	289,810	266,987
		538,558
Retail — 0.1%
IRB Holding Corp, 2022 Term Loan B, 1 mo. USD SOFR + 3.000%
5.695% VRN 12/15/27	170,116	159,058
KFC Holding Co., 2021 Term Loan B, 1 mo. USD LIBOR + 1.750%
4.743% VRN 3/15/28	402,284	397,424
WOOF Holdings, Inc., 1st Lien Term Loan, 3 mo. USD LIBOR + 3.750%
7.315% VRN 12/21/27	126,558	119,281
		675,763
Software — 0.4%
Applied Systems, Inc., 2017 1st Lien Term Loan, 3 mo. USD LIBOR + 3.000%
6.674% VRN 9/19/24	482,227	469,631
Ascend Learning LLC, 2021 Term Loan, 1 mo. USD LIBOR + 3.500%
6.615% VRN 12/11/28	218,114	200,883
Athenahealth, Inc.
2022 Delayed Draw Term Loan, 3 mo. SOFR + 3.500%
3.500% VRN 2/15/29 (a)	34,058	30,448
2022 Term Loan B, 1 mo. SOFR CME + 3.500%,
6.576% VRN 2/15/29	200,440	179,193
CDK Global, Inc., 2022 USD Term Loan B, 3 mo. SOFR CME + 4.500%,
6.610% VRN 7/06/29	130,000	124,992
Epicor Software Corp., 2020 Term Loan, 1 mo. USD LIBOR + 3.250%
6.365% VRN 7/30/27	295,157	275,880
RealPage, Inc., 1st Lien Term Loan, 1 mo. USD LIBOR
6.115% VRN 4/24/28	207,203	193,793

The accompanying notes are an integral part of the financial statements.

36

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
The Ultimate Software Group, Inc.
2021 Term Loan, 3 mo. USD LIBOR + 3.250%
5.535% VRN 5/04/26	$864,703	$820,750
2021 2nd Lien Term Loan, 3 mo. USD LIBOR + 5.250%
7.535% VRN 5/03/27	95,000	89,300
		2,384,870
Telecommunications — 0.0%
Intelsat Jackson Holdings S.A., 2021 Exit Term Loan B, 6 mo. SOFR + 4.500%
7.445% VRN 2/01/29	542	508
Iridium Satellite LLC, 2021 Term Loan B2, 1 mo. USD LIBOR + 2.500%
5.615% VRN 11/04/26	150,707	146,249
		146,757

TOTAL BANK LOANS (Cost $10,234,224)		9,702,644

CORPORATE DEBT — 27.8%
Agriculture — 0.5%
BAT Capital Corp.
3.557% 8/15/27	770,000	676,026
4.742% 3/16/32	145,000	121,244
4.906% 4/02/30	470,000	414,831
BAT International Finance PLC
1.668% 3/25/26	205,000	177,269
3.950% 6/15/25 (b)	786,000	749,436
Bunge Finance Europe BV
1.850% 6/16/23 EUR (c)	220,000	212,956
Darling Ingredients, Inc.
6.000% 6/15/30 (b)	90,000	85,652
Reynolds American, Inc.
4.450% 6/12/25	395,000	381,671
		2,819,085
Airlines — 0.2%
American Airlines, Inc. /AAdvantage Loyalty IP Ltd.
5.500% 4/20/26 (b)	115,000	108,005
5.750% 4/20/29 (b)	105,000	91,612
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.500% 6/20/27 (b)	498,750	486,488
United Airlines Pass Through Trust
2.900% 11/01/29	144,717	116,500
2.700% 11/01/33	91,005	72,664
		875,269

	Principal Amount	Value
Apparel — 0.0%
Wolverine World Wide, Inc.
4.000% 8/15/29 (b) (d)	$160,000	$122,058
Auto Manufacturers — 1.4%
American Honda Finance Corp.
0.750% 11/25/26 GBP (c)	130,000	115,740
1.950% 10/18/24 EUR (c)	200,000	191,492
BMW Finance NV
0.000% 3/24/23 EUR (b) (c)	117,000	113,370
0.000% 4/14/23 EUR (b) (c)	84,000	81,381
0.500% 11/22/22 EUR (b) (c)	105,000	102,688
Ford Motor Co.
6.100% 8/19/32	195,000	171,912
9.625% 4/22/30	145,000	161,085
Ford Motor Credit Co. LLC
4.950% 5/28/27	265,000	235,482
General Motors Co.
4.200% 10/01/27 (d)	400,000	366,403
5.600% 10/15/32	135,000	120,468
General Motors Financial Co., Inc.
0.850% 2/26/26 EUR (b) (c)	150,000	129,716
0.955% 9/07/23 EUR (b) (c)	110,000	104,937
4.000% 10/06/26	620,000	573,650
4.350% 4/09/25	750,000	724,434
5.100% 1/17/24	435,000	433,494
Hyundai Capital America
1.800% 10/15/25 (b)	300,000	266,852
2.100% 9/15/28 (b)	470,000	369,331
Mercedes-Benz International Finance BV
0.625% 2/27/23 EUR (b) (c)	112,000	109,106
0.750% 5/11/23 EUR (b) (c)	80,000	77,700
RCI Banque SA
0.250% 3/08/23 EUR (b) (c)	55,000	53,384
0.750% 4/10/23 EUR (b) (c)	68,000	65,756
Stellantis NV
2.375% 4/14/23 EUR (b) (c)	53,000	51,802
Toyota Motor Credit Corp.
2.375% 2/01/23 EUR (b) (c)	81,000	79,447
Volkswagen Bank GmbH
0.750% 6/15/23 EUR (b) (c)	80,000	76,956
2.500% 7/31/26 EUR (b) (c)	700,000	644,077
Volkswagen Financial Services AG
0.875% 4/12/23 EUR (b) (c)	72,000	69,755
2.500% 4/06/23 EUR (b) (c)	67,000	65,550

The accompanying notes are an integral part of the financial statements.

37

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Volkswagen Group of America Finance LLC
3.200% 9/26/26 (b)	$1,320,000	$1,210,401
3.350% 5/13/25 (b)	500,000	474,349
4.600% 6/08/29 (b)	215,000	197,490
Volkswagen International Finance NV
0.875% 1/16/23 EUR (b) (c)	120,000	116,695
Volkswagen Leasing GmbH
1.500% 6/19/26 EUR (b) (c)	145,000	130,423
1.625% 8/15/25 EUR (b) (c)	150,000	138,598
		7,823,924
Auto Parts & Equipment — 0.1%
Aptiv PLC
3.100% 12/01/51	105,000	58,808
Clarios Global LP / Clarios US Finance Co.
6.250% 5/15/26 (b)	125,000	119,375
Continental AG
0.000% 9/12/23 EUR (b) (c)	45,000	42,704
The Goodyear Tire & Rubber Co.
5.000% 7/15/29 (d)	260,000	213,200
Tenneco, Inc.
7.875% 1/15/29 (b)	170,000	165,481
5.125% 4/15/29 (b)	79,000	78,014
		677,582
Banks — 8.8%
ABN AMRO Bank NV
2.500% 11/29/23 EUR (b) (c)	114,000	111,446
Arion Banki HF
1.000% 3/20/23 EUR (b) (c)	150,000	145,712
Banco Bilbao Vizcaya Argentaria SA 1 year CMT + 2.300%
5.862% VRN 9/14/26	400,000	390,260
Banco de Bogota SA
6.250% 5/12/26 (b)	250,000	233,750
Banco de Credito del Peru SA 5 year CMT + 3.000%
3.125% VRN 7/01/30 (b)	200,000	174,851
Banco de Sabadell SA
0.875% 3/05/23 EUR (b) (c)	300,000	292,301
1 mo. EURIBOR ICE Swap + 1.150% 0.875% VRN 6/16/28 EUR (b) (c)	200,000	153,368
Banco Santander SA
1.125% 1/17/25 EUR (b) (c)	200,000	184,983
1.375% 12/14/22 EUR (b) (c)	100,000	98,001
2.746% 5/28/25	1,200,000	1,097,378
3.490% 5/28/30	200,000	160,370
1 year CMT + 2.000% 4.175% VRN 3/24/28	200,000	180,302

	Principal Amount	Value
Bangkok Bank PCL 5 year CMT + 1.900%
3.733% VRN 9/25/34 (b)	$250,000	$204,902
Bank Hapoalim BM 5 year CMT + 2.155%
3.255% VRN 1/21/32 (b)	200,000	165,992
Bank of America Corp.
0.750% 7/26/23 EUR (b) (c)	110,000	106,100
SOFR + .960% 1.734% VRN 7/22/27	585,000	501,619
SOFR + 1.530% 1.898% VRN 7/23/31	1,240,000	922,827
SOFR + 1.220% 2.299% VRN 7/21/32	935,000	697,784
2.375% 6/19/24 EUR (b) (c)	150,000	144,884
2.375% 6/19/24 EUR (b) (c)	150,000	144,884
3 mo. USD LIBOR + .990% 2.496% VRN 2/13/31	1,735,000	1,368,488
SOFR + 2.150% 2.592% VRN 4/29/31	585,000	463,755
3 mo. USD LIBOR + 1.040% 3.419% VRN 12/20/28	55,000	48,807
3 mo. USD LIBOR + 1.060% 3.559% VRN 4/23/27	495,000	457,134
3.950% 4/21/25	1,365,000	1,316,275
4.250% 10/22/26	700,000	665,356
Bank of Ireland Group PLC 1 year CMT + 2.650%
6.253% VRN 9/16/26 (b)	355,000	347,394
Banque Federative du Credit Mutuel SA
0.750% 6/15/23 EUR (b) (c)	100,000	96,692
Barclays PLC
1 year CMT + 1.050% 2.279% VRN 11/24/27	295,000	247,171
SOFR + 2.714% 2.852% VRN 5/07/26	670,000	608,284
3 mo. USD LIBOR + 1.610% 3.932% VRN 5/07/25	475,000	456,929
1 year CMT + 2.650% 5.501% VRN 8/09/28	225,000	211,019
BBVA Bancomer SA 5 year CMT + 2.650%
5.125% VRN 1/18/33 (b)	300,000	248,150
BNP Paribas SA
SOFR + 1.004% 1.323% VRN 1/13/27 (b)	890,000	758,781
3 mo. EURIBOR + 1.800% 2.125% VRN 1/23/27 EUR (b) (c)	200,000	182,186
SOFR + 1.228% 2.591% VRN 1/20/28 (b)	680,000	580,953
2.875% 10/24/22 EUR (b) (c)	96,000	94,164
2.875% 9/26/23 EUR (b) (c)	153,000	150,164
4.500% 3/21/23 EUR (b) (c)	157,000	155,620

The accompanying notes are an integral part of the financial statements.

38

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
BPCE SA
0.375% 10/05/23 EUR (b) (c)	$100,000	$95,600
4.625% 7/18/23 EUR (b) (c)	100,000	98,722
CaixaBank SA
1.125% 1/12/23 EUR (b) (c)	100,000	97,743
1.125% 5/17/24 EUR (b) (c)	100,000	94,555
1.750% 10/24/23 EUR (b) (c)	100,000	96,304
5 year EUR Swap + 2.350% 2.750% VRN 7/14/28 EUR (b) (c)	200,000	190,941
Citigroup, Inc.
0.750% 10/26/23 EUR (b) (c)	110,000	105,252
SOFR + 1.167% 2.561% VRN 5/01/32	300,000	230,196
SOFR + 1.280% 3.070% VRN 2/24/28	570,000	507,618
SOFR + 2.842% 3.106% VRN 4/08/26	475,000	445,263
5.610% 9/29/26	630,000	626,664
Commerzbank AG
0.500% 8/28/23 EUR (b) (c)	142,000	136,241
Cooperatieve Rabobank UA
0.750% 8/29/23 EUR (b) (c)	100,000	96,143
2.375% 5/22/23 EUR (b) (c)	130,000	127,558
3.875% 7/25/23 EUR (b) (c)	118,000	116,245
4.625% 5/23/29 GBP (b) (c)	150,000	139,752
Credit Agricole SA
1.000% 9/16/24 EUR (b) (c)	200,000	189,655
Credit Suisse AG
1.000% 6/07/23 EUR (b) (c)	111,000	107,446
Credit Suisse Group AG 1 mo. BPSW + 1.230%
2.125% VRN 9/12/25 GBP (b) (c)	250,000	249,393
Danske Bank A/S
0.250% 11/28/22 EUR (b) (c)	109,000	106,609
0.875% 5/22/23 EUR (b) (c)	110,000	106,306
5 year EUR Swap + 1.700% 1.375% VRN 2/12/30 EUR (b) (c)	200,000	175,801
3 mo. USD LIBOR + 1.591% 3.244% VRN 12/20/25 (b)	1,040,000	967,128
1 year CMT + 1.450% 3.773% VRN 3/28/25 (b)	355,000	341,422
3.875% 9/12/23 (b)	5,000	4,920
5.375% 1/12/24 (b)	200,000	198,913
Deutsche Bank AG
1.125% 8/30/23 EUR (b) (c)	114,000	109,971
2.375% 1/11/23 EUR (b) (c)	100,000	98,133
Discover Bank
4.650% 9/13/28	405,000	367,534
DNB Bank ASA
0.050% 11/14/23 EUR (b) (c)	109,000	103,345

	Principal Amount	Value
DNB Boligkreditt AS
1.875% 11/21/22 EUR (b) (c)	$100,000	$98,119
Fifth Third Bancorp SOFR + 2.127%
4.772% VRN 7/28/30	140,000	130,810
The Goldman Sachs Group, Inc.
1.375% 5/15/24 EUR (b) (c)	40,000	38,149
SOFR + .818% 1.542% VRN 9/10/27	605,000	511,336
1.625% 7/27/26 EUR (b) (c)	140,000	125,598
2.000% 7/27/23 EUR (b) (c)	130,000	126,375
SOFR + 1.248% 2.383% VRN 7/21/32	510,000	384,356
SOFR + 1.281% 2.615% VRN 4/22/32	250,000	194,026
SOFR + 1.264% 2.650% VRN 10/21/32	520,000	398,217
3.250% 2/01/23 EUR (b) (c)	134,000	131,896
3.500% 11/16/26	745,000	687,621
SOFR + 1.846% 3.615% VRN 3/15/28	550,000	500,746
SOFR + 1.725% 4.482% VRN 8/23/28	335,000	314,689
Heta Asset Resolution AG
2.375% 12/13/22 EUR (b) (c)	1,100,000	1,080,323
HSBC Continental Europe SA
0.600% 3/20/23 EUR (b) (c)	100,000	97,394
HSBC Holdings PLC
SOFR + 1.538% 1.645% VRN 4/18/26	940,000	836,059
SOFR + 1.929% 2.099% VRN 6/04/26	610,000	546,316
SOFR + 1.430% 2.999% VRN 3/10/26	560,000	517,849
SOFR + 2.110% 4.755% VRN 6/09/28	970,000	891,713
SOFR + 2.610% 5.210% VRN 8/11/28	440,000	411,531
ING Groep NV
1.000% 9/20/23 EUR (b) (c)	100,000	96,088
SOFR + 1.005% 1.726% VRN 4/01/27	260,000	222,979
Intesa Sanpaolo SpA
1.000% 7/04/24 EUR (b) (c)	300,000	280,347
2.125% 8/30/23 EUR (b) (c)	114,000	110,642
JP Morgan Chase & Co.
1.500% 10/26/22 EUR (b) (c)	111,000	108,785
SOFR + .885% 1.578% VRN 4/22/27	630,000	544,346
3 mo. TSFR + 1.105% 1.764% VRN 11/19/31	955,000	697,725
SOFR + 1.890% 2.182% VRN 6/01/28	675,000	574,204

The accompanying notes are an integral part of the financial statements.

39

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SOFR + 1.510% 2.739% VRN 10/15/30	$445,000	$361,690
2.750% 2/01/23 EUR (b) (c)	114,000	112,054
SOFR + 1.170% 2.947% VRN 2/24/28	570,000	504,225
SOFR + 2.515% 2.956% VRN 5/13/31	2,320,000	1,836,751
SOFR + 2.580% 5.717% VRN 9/14/33	340,000	321,298
KBC Group NV
0.750% 10/18/23 EUR (b) (c)	100,000	95,601
Kreditanstalt fuer Wiederaufbau
4.700% 6/02/37 CAD (c)	65,000	49,342
4.700% 6/02/37 CAD (c)	75,000	56,933
Landsbankinn HF
0.375% 5/23/25 EUR (b) (c)	265,000	228,268
1.000% 5/30/23 EUR (b) (c)	100,000	96,272
Lloyds Bank Corporate Markets PLC
0.250% 10/04/22 EUR (b) (c)	100,000	98,005
Mitsubishi UFJ Financial Group, Inc. 1 year CMT + 1.900%
5.354% VRN 9/13/28	430,000	419,213
Morgan Stanley
3 mo. EURIBOR + .698% 0.406% VRN 10/29/27 EUR (c)	100,000	84,226
3 mo. EURIBOR + .753% 0.637% VRN 7/26/24 EUR (c)	100,000	95,767
1.000% 12/02/22 EUR (c)	110,000	107,733
SOFR + .858% 1.512% VRN 7/20/27	730,000	621,974
SOFR + .879% 1.593% VRN 5/04/27	670,000	577,685
1.875% 3/30/23 EUR (c)	113,000	110,587
SOFR + 1.178% 2.239% VRN 7/21/32	460,000	345,546
SOFR + 1.485% 3.217% VRN 4/22/42	165,000	115,011
SOFR + 1.669% 4.679% VRN 7/17/26	215,000	209,441
National Australia Bank Ltd.
0.625% 11/10/23 EUR (b) (c)	56,000	53,533
The Nationale-Nederlanden Bank NV
0.375% 2/26/25 EUR (b) (c)	100,000	90,884
Natwest Group PLC
2.500% 3/22/23 EUR (b) (c)	114,000	111,792
Nordea Bank Abp
1.000% 2/22/23 EUR (b) (c)	111,000	108,385
5.375% 9/22/27 (b)	320,000	312,028
The PNC Financial Services Group, Inc.
2.550% 1/22/30	145,000	119,342
SOFR + 1.850% 4.626% VRN 6/06/33	320,000	285,333

	Principal Amount	Value
QNB Finance Ltd.
2.750% 2/12/27 (b)	$200,000	$180,750
Santander Holdings SOFR + 1.249%
2.490% VRN 1/06/28	365,000	304,510
Santander UK Group Holdings PLC
1.125% 9/08/23 EUR (b) (c)	111,000	106,815
1 year CMT + 1.250% 1.532% VRN 8/21/26	1,465,000	1,270,377
Shinhan Bank Co. Ltd.
3.875% 3/24/26 (b)	200,000	187,192
4.000% 4/23/29 (b)	500,000	451,542
Standard Chartered PLC
1 year CMT + 1.000% 1.456% VRN 1/14/27 (b)	295,000	249,684
5 year EUR Swap + 2.800% 2.500% VRN 9/09/30 EUR (b) (c)	300,000	267,612
3 mo. USD LIBOR + 1.209% 2.819% VRN 1/30/26 (b)	200,000	183,896
1 year CMT + 1.650% 3.971% VRN 3/30/26 (b)	285,000	268,003
1 year CMT + 3.850% 4.644% VRN 4/01/31 (b)	1,030,000	899,798
The Toronto-Dominion Bank
0.625% 7/20/23 EUR (b) (c)	110,000	106,012
4.456% 6/08/32	120,000	109,396
Truist Financial Corp. SOFR + 1.368%
4.123% VRN 6/06/28	525,000	493,728
UBS Group AG
1 year CMT + 1.080% 1.364% VRN 1/30/27 (b)	235,000	200,972
1 year CMT + 1.750% 4.751% VRN 5/12/28 (b)	200,000	187,826
UniCredit SpA
2.000% 3/04/23 EUR (b) (c)	313,000	306,500
5 mo. EURIBOR ICE Swap5 + 4.739% 4.875% VRN 2/20/29 EUR (b) (c)	200,000	190,375
Wells Fargo & Co.
2.250% 5/02/23 EUR (b) (c)	114,000	111,640
SOFR + 2.100% 2.393% VRN 6/02/28	1,105,000	948,088
SOFR + 1.262% 2.572% VRN 2/11/31	1,225,000	980,162
3 mo. TSFR + 1.432% 2.879% VRN 10/30/30	2,145,000	1,761,754
SOFR + 2.530% 3.068% VRN 4/30/41	335,000	229,683
4.300% 7/22/27	290,000	271,604
		49,355,486

The accompanying notes are an integral part of the financial statements.

40

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc.
4.500% 6/01/50	$380,000	$312,291
Biotechnology — 0.1%
CSL Finance PLC
4.050% 4/27/29 (b)	260,000	239,588
4.250% 4/27/32 (b)	230,000	209,875
		449,463
Building Materials — 0.2%
Boral Finance Pty Ltd.
3.000% 11/01/22 (b)	170,000	170,000
3.750% 5/01/28 (b)	135,000	119,711
Cie de Saint-Gobain
1.750% 4/03/23 EUR (b) (c)	100,000	97,681
CRH Finance UK PLC
4.125% 12/02/29 GBP (b) (c)	150,000	142,095
Holcim Finance Luxembourg SA
1.375% 5/26/23 EUR (b) (c)	111,000	107,944
Johnson Controls International PLC
1.000% 9/15/23 EUR (c)	111,000	106,602
Martin Marietta Materials, Inc.
2.400% 7/15/31	155,000	119,600
		863,633
Chemicals — 0.4%
Avient Corp.
7.125% 8/01/30 (b) (d)	65,000	59,991
BASF SE
0.101% 6/05/23 EUR (b) (c)	100,000	96,274
Braskem Netherlands Finance BV
4.500% 1/31/30 (b)	300,000	242,460
Celanese US Holdings LLC
6.050% 3/15/25	265,000	258,974
6.165% 7/15/27	285,000	268,885
Eastman Chemical Co.
1.500% 5/26/23 EUR (c)	111,000	107,317
Equate Petrochemical BV
2.625% 4/28/28 (b)	200,000	169,250
Evonik Industries AG
1.000% 1/23/23 EUR (b) (c)	84,000	82,222
LANXESS AG
2.625% 11/21/22 EUR (b) (c)	60,000	58,801
Methanex Corp.
5.125% 10/15/27 (d)	100,000	84,000
The Sherwin-Williams Co.
2.950% 8/15/29	145,000	123,988
Westlake Corp.
1.625% 7/17/29 EUR (c)	575,000	422,731
		1,974,893

	Principal Amount	Value
Commercial Services — 0.4%
Abertis Infraestructuras SA
3.000% 3/27/31 EUR (b) (c)	$100,000	$84,843
Adani Ports & Special Economic Zone Ltd.
4.200% 8/04/27 (b)	250,000	218,850
Equifax, Inc.
5.100% 12/15/27	305,000	295,230
Holding d’Infrastructures de Transport SASU
0.625% 3/27/23 EUR (b) (c)	100,000	96,783
Transurban Finance Co.
2.450% 3/16/31 (b) (d)	920,000	711,298
3.375% 3/22/27 (b)	560,000	508,079
Verisure Holding AB
3.875% 7/15/26 EUR (b) (c)	100,000	84,118
		1,999,201
Computers — 0.0%
Capgemini SE
2.500% 7/01/23 EUR (b) (c)	100,000	97,808
International Business Machines Corp.
0.375% 1/31/23 EUR (c)	109,000	106,354
		204,162
Diversified Financial Services — 1.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
2.450% 10/29/26	525,000	443,069
3.000% 10/29/28	265,000	213,082
3.300% 1/30/32	180,000	135,186
3.500% 1/15/25	150,000	140,979
4.450% 4/03/26	270,000	251,969
4.875% 1/16/24	540,000	531,336
6.500% 7/15/25	150,000	149,751
Ally Financial, Inc.
4.750% 6/09/27	1,065,000	982,983
Capital One Financial Corp.
1.650% 6/12/29 EUR (c)	300,000	231,188
SOFR + 1.790% 3.273% VRN 3/01/30	265,000	221,675
3.650% 5/11/27	510,000	468,201
3.750% 3/09/27	115,000	105,915
SOFR + 2.160% 4.985% VRN 7/24/26	525,000	513,342
SOFR + 2.600% 5.247% VRN 7/26/30	140,000	130,427
Discover Financial Services
4.100% 2/09/27	510,000	469,104
Encore Capital Group, Inc.
5.375% 2/15/26 GBP (b) (c)	140,000	138,067

The accompanying notes are an integral part of the financial statements.

41

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
FCA Bank SpA
0.500% 9/18/23 EUR (b) (c)	$109,000	$103,997
0.500% 9/13/24 EUR (b) (c)	160,000	147,809
0.625% 11/24/22 EUR (b) (c)	109,000	106,614
Intercontinental Exchange, Inc.
2.650% 9/15/40	130,000	87,502
4.350% 6/15/29	175,000	165,513
Iqera Group SAS
4.250% 9/30/24 EUR (b) (c)	100,000	88,628
LeasePlan Corp. NV
0.125% 9/13/23 EUR (c)	108,000	102,639
0.750% 10/03/22 EUR (b) (c)	109,000	106,825
5 mo. EURIBOR ICE Swap + 7.556% 7.375% VRN EUR (b) (c) (e)	200,000	175,429
LSEGA Financing PLC
2.000% 4/06/28 (b)	1,520,000	1,277,825
2.500% 4/06/31 (b) (d)	435,000	353,139
3.200% 4/06/41 (b)	200,000	142,331
Navient Corp.
6.750% 6/15/26	155,000	140,693
		8,125,218
Electric — 1.5%
Ausgrid Finance Pty Ltd.
3.850% 5/01/23 (b)	585,000	580,525
4.350% 8/01/28 (b)	260,000	238,877
Duke Energy Corp.
4.500% 8/15/32	940,000	849,664
E.ON International Finance BV
0.750% 11/30/22 EUR (b) (c)	79,000	77,302
E.ON SE
0.000% 10/24/22 EUR (b) (c)	85,000	83,238
0.375% 4/20/23 EUR (b) (c)	104,000	100,726
Edison International
4.950% 4/15/25	30,000	29,395
EDP - Energias de Portugal SA
2.875% 6/01/26 EUR (b) (c)	200,000	189,687
Enel Finance International NV
4.875% 4/17/23 EUR (b) (c)	120,000	119,254
5.250% 9/29/23 EUR (c)	26,000	26,108
5.625% 8/14/24 GBP (b) (c)	150,000	164,317
Engie SA
0.375% 2/28/23 EUR (b) (c)	100,000	97,251
3.000% 2/01/23 EUR (b) (c)	84,000	82,586
Interchile SA
4.500% 6/30/56 (b)	280,000	205,450
Minejesa Capital BV
5.625% 8/10/37 (b)	300,000	214,500

	Principal Amount	Value
NextEra Energy Capital Holdings, Inc.
2.440% 1/15/32	$595,000	$462,435
3.000% 1/15/52	425,000	271,213
5.000% 7/15/32	125,000	119,292
NRG Energy, Inc.
4.450% 6/15/29 (b)	230,000	199,482
Pacific Gas and Electric Co.
2.100% 8/01/27	540,000	436,730
2.500% 2/01/31	465,000	338,212
4.550% 7/01/30	510,000	436,872
Sempra Energy
3.700% 4/01/29	145,000	129,512
Southern California Edison Co.
4.700% 6/01/27	340,000	330,145
State Grid Overseas Investment BVI Ltd.
1.375% 5/02/25 EUR (b) (c)	100,000	92,422
Vistra Corp. 5 year CMT + 6.930%
8.000% VRN (b) (e)	265,000	243,421
Vistra Operations Co. LLC
3.550% 7/15/24 (b)	1,285,000	1,224,702
4.375% 5/01/29 (b)	195,000	162,337
5.125% 5/13/25 (b)	485,000	469,553
Xcel Energy, Inc.
4.600% 6/01/32	205,000	190,207
		8,165,415
Electrical Components & Equipment — 0.0%
Schneider Electric SE
1.500% 9/08/23 EUR (b) (c)	100,000	97,099
Electronics — 0.1%
Arrow Electronics, Inc.
4.000% 4/01/25	375,000	360,749
Sensata Technologies BV
5.875% 9/01/30 (b) (d)	345,000	322,803
		683,552
Engineering & Construction — 0.0%
Cellnex Telecom SA
1.750% 10/23/30 EUR (b) (c)	200,000	137,892
Infrastrutture Wireless Italiane SpA
1.625% 10/21/28 EUR (b) (c)	155,000	121,976
		259,868
Entertainment — 0.2%
Cirsa Finance International Sarl
6.250% 12/20/23 EUR (b) (c)	84,917	80,934
International Game Technology PLC
3.500% 6/15/26 EUR (b) (c)	100,000	86,980
3.500% 6/15/26 EUR (b) (c)	100,000	86,980

The accompanying notes are an integral part of the financial statements.

42

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Warnermedia Holdings, Inc.
3.755% 3/15/27 (b)	$705,000	$631,040
4.279% 3/15/32 (b)	145,000	119,266
		1,005,200
Environmental Controls — 0.0%
Madison IAQ LLC
4.125% 6/30/28 (b) (d)	155,000	124,495
Food — 0.1%
Bellis Acquisition Co. PLC
3.250% 2/16/26 GBP (b) (c)	100,000	84,023
Chobani LLC / Chobani Finance Corp., Inc.
4.625% 11/15/28 (b)	185,000	157,350
Mondelez International Holdings Netherlands BV
0.250% 9/09/29 EUR (b) (c)	198,000	151,410
Nestle Finance International Ltd.
0.750% 5/16/23 EUR (b) (c)	39,000	37,871
Tesco Corporate Treasury Services PLC
0.875% 5/29/26 EUR (b) (c)	150,000	129,923
1.875% 11/02/28 GBP (b) (c)	150,000	124,308
		684,885
Forest Products & Paper — 0.1%
Celulosa Arauco y Constitucion SA
4.200% 1/29/30 (b)	200,000	164,000
Suzano Austria GmbH
5.000% 1/15/30	200,000	173,342
		337,342
Gas — 0.1%
APA Infrastructure Ltd.
4.250% 7/15/27 (b)	885,000	820,002
Health Care – Products — 0.3%
Abbott Ireland Financing DAC
0.875% 9/27/23 EUR (b) (c)	111,000	106,956
Avantor Funding, Inc.
4.625% 7/15/28 (b) (d)	90,000	79,681
Becton Dickinson Euro Finance SARL
0.632% 6/04/23 EUR (c)	109,000	105,342
1.213% 2/12/36 EUR (c)	100,000	66,127
Medline Borrower LP
3.875% 4/01/29 (b)	230,000	184,575
Medtronic Global Holdings SCA
0.375% 3/07/23 EUR (c)	160,000	155,763
0.375% 10/15/28 EUR (c)	100,000	81,450
PerkinElmer, Inc.
1.900% 9/15/28	410,000	329,575
2.250% 9/15/31	220,000	165,352
3.300% 9/15/29	195,000	164,037

	Principal Amount	Value
Thermo Fisher Scientific, Inc.
0.875% 10/01/31 EUR (c)	$140,000	$107,848
2.375% 4/15/32 EUR (c)	100,000	87,331
		1,634,037
Health Care – Services — 0.8%
Centene Corp.
2.450% 7/15/28	230,000	187,271
2.625% 8/01/31	315,000	237,860
3.375% 2/15/30	515,000	421,012
4.625% 12/15/29	875,000	786,275
Charles River Laboratories International, Inc.
4.000% 3/15/31 (b) (d)	110,000	88,704
Fresenius Medical Care AG & Co. KGaA
0.250% 11/29/23 EUR (b) (c)	72,000	68,265
Hca, Inc.
3.125% 3/15/27 (b)	235,000	208,134
3.375% 3/15/29 (b)	90,000	76,305
HCA, Inc.
3.500% 9/01/30	499,000	412,034
5.375% 9/01/26	170,000	164,759
5.875% 2/15/26	625,000	618,569
Humana, Inc.
3.700% 3/23/29	170,000	152,484
4.875% 4/01/30	645,000	618,433
Tenet Healthcare Corp.
6.125% 6/15/30 (b)	100,000	91,845
UnitedHealth Group, Inc.
2.000% 5/15/30	190,000	152,778
		4,284,728
Holding Company – Diversified — 0.0%
CK Hutchison Finance 16 Ltd.
1.250% 4/06/23 EUR (b) (c)	111,000	108,192
Insurance — 0.8%
AIA Group Ltd.
3.900% 4/06/28 (b)	640,000	604,333
Allianz SE 10 mo. EURIBOR ICE Swap + 3.200%
3.375% VRN EUR (b) (c) (e)	400,000	371,179
Aon Corp.
2.800% 5/15/30	145,000	119,919
Berkshire Hathaway Finance Corp.
1.500% 3/18/30 EUR (c)	167,000	137,020
2.500% 1/15/51	375,000	222,538
Berkshire Hathaway, Inc.
0.750% 3/16/23 EUR (c)	160,000	156,072
CNO Financial Group, Inc.
5.250% 5/30/25	217,000	214,221

The accompanying notes are an integral part of the financial statements.

43

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CNP Assurances
1.875% 10/20/22 EUR (b) (c)	$100,000	$97,965
Corebridge Financial, Inc.
3.900% 4/05/32 (b)	145,000	121,985
Equitable Holdings, Inc.
4.350% 4/20/28	1,150,000	1,077,810
Hannover Rueck SE 3 mo. EURIBOR + 3.000%
1.750% VRN 10/08/40 EUR (b) (c)	300,000	223,228
Jackson Financial, Inc.
5.170% 6/08/27	430,000	412,581
Legal & General Group PLC 5 Year UK Gilt + 4.580%
5.375% VRN 10/27/45 GBP (b) (c)	185,000	190,223
Marsh & McLennan Cos., Inc.
2.250% 11/15/30	185,000	147,210
Trinity Acquisition PLC
4.400% 3/15/26	545,000	523,347
		4,619,631
Internet — 0.2%
Booking Holdings, Inc.
2.150% 11/25/22 EUR (c)	100,000	97,961
Go Daddy Operating Co. LLC/GD Finance Co., Inc.
5.250% 12/01/27 (b)	50,000	46,055
Match Group Holdings II LLC
5.000% 12/15/27 (b) (d)	148,000	132,090
MercadoLibre, Inc.
3.125% 1/14/31 (d)	200,000	145,000
Netflix, Inc.
4.625% 5/15/29 EUR (c)	100,000	91,416
NortonLifeLock, Inc.
6.750% 9/30/27 (b)	30,000	28,891
7.125% 9/30/30 (b)	22,000	21,279
Tencent Holdings Ltd.
3.240% 6/03/50 (b)	350,000	212,588
3.840% 4/22/51 (b)	200,000	130,620
United Group BV
4.625% 8/15/28 EUR (b) (c)	100,000	69,069
		974,969
Investment Companies — 0.1%
Criteria Caixa SA
1.500% 5/10/23 EUR (b) (c)	100,000	97,226
JAB Holdings BV
2.000% 5/18/28 EUR (b) (c)	300,000	250,744
		347,970
Iron & Steel — 0.1%
ABJA Investment Co. Pte Ltd.
5.450% 1/24/28 (b)	200,000	185,752

	Principal Amount	Value
Nucor Corp.
3.125% 4/01/32	$150,000	$122,387
		308,139
Leisure Time — 0.1%
Deuce Finco Plc
5.500% 6/15/27 GBP (b) (c)	100,000	83,183
Royal Caribbean Cruises Ltd.
8.250% 1/15/29 (b) (f)	205,000	199,619
		282,802
Lodging — 0.1%
Las Vegas Sands Corp.
3.500% 8/18/26	210,000	183,658
Marriott International, Inc.
2.850% 4/15/31	155,000	121,647
5.000% 10/15/27	335,000	323,675
		628,980
Machinery – Diversified — 0.1%
Highland Holdings Sarl
0.318% 12/15/26 EUR (c)	122,000	102,979
TK Elevator Midco GmbH
4.375% 7/15/27 EUR (b) (c)	100,000	82,079
TK Elevator US Newco, Inc.
5.250% 7/15/27 (b)	285,000	242,310
		427,368
Media — 0.3%
Altice Financing SA
4.250% 8/15/29 EUR (b) (c)	100,000	75,717
CCO Holdings LLC/CCO Holdings Capital Corp.
4.250% 2/01/31 (b)	235,000	179,856
5.375% 6/01/29 (b)	80,000	70,026
6.375% 9/01/29 (b)	130,000	119,353
Charter Communications Operating LLC/Charter Communications Operating Capital
2.250% 1/15/29	355,000	277,028
2.800% 4/01/31	89,000	67,250
4.200% 3/15/28	485,000	435,650
6.484% 10/23/45	105,000	92,287
Comcast Corp.
3.250% 11/01/39	295,000	216,680
DISH DBS Corp.
5.750% 12/01/28 (b)	105,000	79,124
Sirius XM Radio, Inc.
4.000% 7/15/28 (b)	155,000	131,840
Univision Communications, Inc.
7.375% 6/30/30 (b)	65,000	62,029

The accompanying notes are an integral part of the financial statements.

44

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Ziggo BV
2.875% 1/15/30 EUR (b) (c)	$100,000	$71,789
		1,878,629
Mining — 0.0%
Arconic Corp.
6.125% 2/15/28 (b) (d)	165,000	145,749
Hudbay Minerals, Inc.
6.125% 4/01/29 (b) (d)	100,000	80,573
		226,322
Miscellaneous - Manufacturing — 0.1%
Parker Hannifin Corp.
4.250% 9/15/27	260,000	247,756
Parker-Hannifin Corp.
4.500% 9/15/29	175,000	164,892
Siemens Financieringsmaatschappij NV
0.000% 2/20/23 EUR (b) (c)	100,000	97,218
0.375% 9/06/23 EUR (b) (c)	107,000	102,652
		612,518
Oil & Gas — 1.0%
Aker BP ASA
2.875% 1/15/26 (b)	180,000	163,523
BP Capital Markets PLC
1.109% 2/16/23 EUR (b) (c)	150,000	146,666
2.213% 9/25/26 EUR (b) (c)	160,000	149,283
Chesapeake Energy Corp.
6.750% 4/15/29 (b)	60,000	57,315
Continental Resources, Inc.
5.750% 1/15/31 (b)	160,000	144,617
Ecopetrol SA
4.625% 11/02/31	225,000	157,050
Eni SpA
3.250% 7/10/23 EUR (b) (c)	117,000	115,013
4.750% 9/12/28 (b)	875,000	824,540
Leviathan Bond Ltd.
6.500% 6/30/27 (b)	300,000	275,250
Occidental Petroleum Corp.
6.200% 3/15/40	55,000	53,213
8.500% 7/15/27	225,000	240,795
8.875% 7/15/30	160,000	178,128
OMV AG
0.000% 6/16/23 EUR (b) (c)	71,000	68,307
Petroleos Mexicanos
5.125% 3/15/23 EUR (b) (c)	850,000	830,534
Saudi Arabian Oil Co.
4.250% 4/16/39 (b)	200,000	171,250
TotalEnergies Capital International SA
2.125% 3/15/23 EUR (b) (c)	100,000	98,003

	Principal Amount	Value
Wintershall Dea Finance BV
0.452% 9/25/23 EUR (b) (c)	$100,000	$94,722
Woodside Finance Ltd.
3.700% 9/15/26 (b)	2,000,000	1,851,828
		5,620,037
Packaging & Containers — 0.1%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC
3.000% 9/01/29 EUR (b) (c)	180,000	125,641
6.000% 6/15/27 (b)	240,000	226,009
Graphic Packaging International LLC
2.625% 2/01/29 EUR (b) (c)	100,000	74,801
Sealed Air Corp.
5.000% 4/15/29 (b) (d)	85,000	75,862
Trivium Packaging Finance BV
3.750% 8/15/26 EUR (b) (c)	100,000	88,082
		590,395
Pharmaceuticals — 1.2%
AbbVie, Inc.
2.950% 11/21/26	410,000	375,781
3.200% 11/21/29	475,000	416,481
4.050% 11/21/39	270,000	217,794
4.250% 11/21/49	325,000	260,937
4.700% 5/14/45	530,000	448,355
4.875% 11/14/48	980,000	861,800
Astrazeneca Finance LLC
1.750% 5/28/28	445,000	374,211
Bayer Capital Corp. BV
0.625% 12/15/22 EUR (b) (c)	100,000	97,766
1.250% 11/13/23 EUR (b) (c)	56,000	53,768
Becton Dickinson and Co.
1.957% 2/11/31	800,000	617,342
2.823% 5/20/30	510,000	426,672
3.020% 5/24/25 GBP (c)	150,000	151,789
4.669% 6/06/47	246,000	211,231
Cardinal Health, Inc.
4.500% 11/15/44	95,000	73,464
4.900% 9/15/45	105,000	86,024
Cigna Corp.
3.400% 3/01/27	135,000	124,143
CVS Health Corp.
3.250% 8/15/29	135,000	118,094
5.050% 3/25/48	728,000	638,689
GlaxoSmithKline Capital PLC
0.125% 5/12/23 EUR (b) (c)	100,000	96,658
Roche Finance Europe BV
0.500% 2/27/23 EUR (b) (c)	92,000	89,753

The accompanying notes are an integral part of the financial statements.

45

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Sanofi
0.500% 3/21/23 EUR (b) (c)	$100,000	$97,505
2.500% 11/14/23 EUR (b) (c)	100,000	97,892
Teva Pharmaceutical Finance Netherlands BV
6.000% 1/31/25 EUR (c)	100,000	95,563
7.125% 1/31/25	200,000	194,681
Utah Acquisition Sub, Inc.
3.950% 6/15/26	685,000	624,731
		6,851,124
Pipelines — 2.1%
Boardwalk Pipelines LP
3.400% 2/15/31	990,000	796,051
4.950% 12/15/24	1,415,000	1,400,597
Cheniere Corpus Christi Holdings LLC
3.700% 11/15/29	465,000	403,107
5.125% 6/30/27	140,000	135,611
5.875% 3/31/25	760,000	763,412
7.000% 6/30/24	290,000	294,699
Cheniere Energy Partners LP
3.250% 1/31/32	95,000	73,794
Cheniere Energy, Inc.
4.625% 10/15/28	255,000	233,159
Energy Transfer LP
2.900% 5/15/25	185,000	172,103
4.500% 4/15/24	105,000	103,369
5.875% 1/15/24	600,000	601,315
6.000% 6/15/48	568,000	490,806
6.250% 4/15/49	105,000	94,030
Enterprise Products Operating LLC
2.800% 1/31/30	145,000	121,041
Gray Oak Pipeline LLC
2.000% 9/15/23 (b)	55,000	53,158
2.600% 10/15/25 (b)	170,000	152,481
3.450% 10/15/27 (b)	70,000	61,970
Kinetik Holdings LP
5.875% 6/15/30 (b)	145,000	132,771
MPLX LP
4.950% 9/01/32	520,000	472,193
NuStar Logistics LP
5.750% 10/01/25	150,000	139,016
Sabine Pass Liquefaction LLC
4.500% 5/15/30	95,000	86,509
5.000% 3/15/27	290,000	278,137
5.875% 6/30/26	1,715,000	1,716,876
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp
7.500% 10/01/25 (b)	195,000	191,588

	Principal Amount	Value
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.000% 1/15/32	$125,000	$103,088
4.875% 2/01/31	25,000	21,500
5.500% 3/01/30	150,000	135,360
6.875% 1/15/29	345,000	340,518
Transcanada Trust 3 mo. CDOR + 3.080%
4.650% VRN 5/18/77 CAD (c)	650,000	423,354
Transcontinental Gas Pipe Line Co. LLC
4.000% 3/15/28	125,000	114,742
4.600% 3/15/48	110,000	90,264
Venture Global Calcasieu Pass LLC
3.875% 8/15/29 (b)	55,000	47,183
3.875% 11/01/33 (b)	180,000	139,950
4.125% 8/15/31 (b)	65,000	53,916
The Williams Cos., Inc.
3.750% 6/15/27	1,170,000	1,076,758
		11,514,426
Real Estate — 0.2%
Akelius Residential Property AB
1.750% 2/07/25 EUR (b) (c)	170,000	157,067
Blackstone Property Partners Europe Holdings SARL
0.500% 9/12/23 EUR (b) (c)	100,000	94,328
1.750% 3/12/29 EUR (b) (c)	280,000	209,925
Country Garden Holdings Co. Ltd.
5.125% 1/17/25 (b)	250,000	81,847
Cushman & Wakefield US Borrower LLC
6.750% 5/15/28 (b)	85,000	78,842
Dar Al-Arkan Sukuk Co. Ltd.
6.750% 2/15/25 (b)	300,000	289,610
EMG SUKUK Ltd.
4.564% 6/18/24 (b)	200,000	194,974
Howard Hughes Corp.
4.125% 2/01/29 (b)	195,000	150,638
5.375% 8/01/28 (b)	10,000	8,300
Vonovia Finance BV
2.250% 12/15/23 EUR (b) (c)	100,000	96,360
		1,361,891
Real Estate Investment Trusts (REITS) — 1.9%
Brixmor Operating Partnership LP
4.050% 7/01/30	585,000	492,661
4.125% 6/15/26	2,000,000	1,871,722
4.125% 5/15/29	160,000	139,021
Crown Castle, Inc.
2.100% 4/01/31	155,000	116,112
2.250% 1/15/31	715,000	545,565

The accompanying notes are an integral part of the financial statements.

46

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
2.900% 3/15/27	$135,000	$119,883
3.800% 2/15/28	665,000	602,014
Digital Dutch Finco BV
0.125% 10/15/22 EUR (b) (c)	108,000	105,768
Essex Portfolio LP
4.000% 3/01/29	760,000	688,536
Extra Space Storage LP
2.350% 3/15/32	775,000	570,731
GLP Capital LP/GLP Financing II, Inc.
3.350% 9/01/24	125,000	118,388
Healthcare Realty Holdings LP
2.050% 3/15/31	230,000	167,363
3.625% 1/15/28	850,000	748,721
Highwoods Realty LP
3.050% 2/15/30	675,000	546,845
4.125% 3/15/28	405,000	365,416
Inmobiliaria Colonial Socimi SA
1.625% 11/28/25 EUR (b) (c)	200,000	181,664
Klepierre SA
1.000% 4/17/23 EUR (b) (c)	100,000	97,129
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc.
5.750% 2/01/27	55,000	51,425
Prologis LP
2.250% 6/30/29 GBP (c)	150,000	131,090
Realty Income Corp.
3.950% 8/15/27	650,000	610,701
Regency Centers LP
3.600% 2/01/27	305,000	283,440
4.125% 3/15/28	815,000	748,465
SBA Tower Trust
1.840% 4/15/27 (b)	635,000	536,073
2.593% 10/15/56 (b)	515,000	401,835
Scentre Group Trust 1 / Scentre Group Trust 2
1.375% 3/22/23 EUR (b) (c)	111,000	108,083
		10,348,651
Retail — 0.3%
AutoZone, Inc.
4.750% 8/01/32	135,000	126,555
Bath & Body Works, Inc.
6.625% 10/01/30 (b)	145,000	126,150
Lowe S Cos., Inc.
3.350% 4/01/27	45,000	41,695
3.750% 4/01/32	340,000	293,939
Next Group PLC
3.625% 5/18/28 GBP (b) (c)	250,000	223,642

	Principal Amount	Value
O’Reilly Automotive, Inc.
4.700% 6/15/32	$135,000	$126,347
PetSmart, Inc. / PetSmart Finance Corp.
4.750% 2/15/28 (b)	255,000	218,342
Ross Stores, Inc.
1.875% 4/15/31	535,000	398,622
Yum! Brands, Inc.
5.375% 4/01/32	250,000	221,660
		1,776,952
Savings & Loans — 0.0%
Nationwide Building Society
3 mo. EURIBOR + .930% 1.500% VRN 3/08/26 EUR (b) (c)	140,000	127,814
5 year EUR Swap + 1.500% 2.000% VRN 7/25/29 EUR (b) (c)	150,000	137,574
		265,388
Semiconductors — 0.4%
Broadcom, Inc.
4.110% 9/15/28	135,000	121,684
Entegris Escrow Corp.
5.950% 6/15/30 (b)	185,000	168,851
Micron Technology, Inc.
4.185% 2/15/27	262,000	244,699
4.975% 2/06/26	435,000	425,130
NXP BV / NXP Funding LLC
5.350% 3/01/26	1,115,000	1,101,486
NXP BV / NXP Funding LLC / NXP USA, Inc.
2.700% 5/01/25	45,000	41,735
3.150% 5/01/27	95,000	84,658
		2,188,243
Software — 0.2%
Central Parent, Inc. / CDK Global, Inc.
7.250% 6/15/29 (b) (d)	129,000	122,640
Fidelity National Information Services, Inc.
0.125% 12/03/22 EUR (c)	109,000	106,602
0.750% 5/21/23 EUR (c)	110,000	106,409
Fiserv, Inc.
3.000% 7/01/31 GBP (c)	250,000	212,029
3.500% 7/01/29	150,000	130,465
Oracle Corp.
2.300% 3/25/28	355,000	296,645
SAP SE
1.125% 2/20/23 EUR (b) (c)	106,000	103,674
Workday, Inc.
3.500% 4/01/27	140,000	129,394
3.700% 4/01/29	110,000	99,005
		1,306,863

The accompanying notes are an integral part of the financial statements.

47

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Telecommunications — 1.6%
Altice France SA
3.375% 1/15/28 EUR (b) (c)	$135,000	$100,230
5.500% 1/15/28 (b)	290,000	229,648
America Movil SAB de CV
5.750% 6/28/30 GBP (c)	140,000	148,954
AT&T, Inc.
1.650% 2/01/28 (d)	415,000	341,232
2.300% 6/01/27	450,000	393,498
2.500% 3/15/23 EUR (c)	113,000	110,820
Axiata SPV2 Bhd
2.163% 8/19/30 (b)	250,000	202,851
CK Hutchison Group Telecom Finance SA
0.375% 10/17/23 EUR (b) (c)	109,000	103,589
Deutsche Telekom International Finance BV
0.625% 4/03/23 EUR (b) (c)	112,000	108,877
NBN Co., Ltd.
2.625% 5/05/31 (b)	480,000	381,789
NTT Finance Corp.
1.591% 4/03/28 (b)	765,000	631,608
Orange SA
0.750% 9/11/23 EUR (b) (c)	100,000	96,114
PLT VII Finance Sarl
4.625% 1/05/26 EUR (b) (c)	100,000	87,592
Rogers Communications, Inc.
3.200% 3/15/27 (b)	185,000	169,047
3.800% 3/15/32 (b)	295,000	253,927
4.550% 3/15/52 (b)	145,000	115,605
Sprint Capital Corp.
6.875% 11/15/28	110,000	113,025
T-Mobile USA, Inc.
2.050% 2/15/28	270,000	223,842
3.750% 4/15/27	2,765,000	2,552,930
Tele2 AB
0.750% 3/23/31 EUR (b) (c)	130,000	97,717
Telefonica Emisiones SA
3.987% 1/23/23 EUR (b) (c)	100,000	98,525
Verizon Communications, Inc.
2.100% 3/22/28	365,000	308,115
2.355% 3/15/32	718,000	550,310
2.550% 3/21/31	370,000	295,738
2.650% 11/20/40	530,000	345,486
Vmed O2 UK Financing I PLC
4.500% 7/15/31 GBP (b) (c)	155,000	122,444
4.500% 7/15/31 GBP (b) (c)	150,000	118,494

	Principal Amount	Value
Vodafone Group PLC
1.750% 8/25/23 EUR (b) (c)	$113,000	$109,648
4.875% 6/19/49	38,000	29,872
5.250% 5/30/48	408,000	337,880
		8,779,407
Toys, Games & Hobbies — 0.0%
Hasbro, Inc.
3.550% 11/19/26	245,000	227,430
Transportation — 0.0%
Deutsche Post AG
2.750% 10/09/23 EUR (b) (c)	62,000	60,777
InPost SA
2.250% 7/15/27 EUR (b) (c)	100,000	73,406
		134,183
Water — 0.0%
Veolia Environnement SA
0.314% 10/04/23 EUR (b) (c)	100,000	95,598

TOTAL CORPORATE DEBT (Cost $182,208,672)		155,174,996

MUNICIPAL OBLIGATIONS — 0.1%
Commonwealth of Puerto Rico, General Obligation,
0.000% 11/01/43	736,326	368,163

TOTAL MUNICIPAL OBLIGATIONS (Cost $392,294)		368,163

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.5%
Automobile Asset-Backed Securities — 0.9%
AmeriCredit Automobile Receivables Trust, Series 2020-3, Class D
1.490% 9/18/26	275,000	257,374
CarMax Auto Owner Trust, Series 2022-1, Class D
2.470% 7/17/28	280,000	262,232
Exeter Automobile Receivables Trust
Series 2021-2A, Class D, 1.400% 4/15/27	235,000	216,694
Series 2022-1A, Class D, 3.020% 6/15/28	995,000	918,375
Series 2022-2A, Class C, 3.850% 7/17/28	820,000	787,968
Series 2022-3A, Class C, 5.300% 9/15/27	520,000	509,253

The accompanying notes are an integral part of the financial statements.

48

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GMF Floorplan Owner Revolving Trust, Series 2020-2, Class C
1.310% 10/15/25 (b)	$290,000	$278,012
Santander Bank NA - SBCLN, Series 2021-1A, Class B
1.833% 12/15/31 (b)	155,022	150,242
Santander Consumer Auto Receivables Trust, Series 2021-AA, Class D
1.570% 1/15/27 (b)	735,000	667,341
Santander Drive Auto Receivables Trust, Series 2021-4, Class D
1.670% 10/15/27	310,000	287,772
Santander Retail Auto Lease Trust, Series 2021-A, Class D
1.380% 3/22/27 (b)	715,000	671,081
		5,006,344
Commercial Mortgage-Backed Securities — 2.8%
Austin Fairmont Hotel Trust, Series 2019-FAIR, Class B, 1 mo. USD LIBOR + 1.250%
4.068% FRN 9/15/32 (b)	235,000	226,239
Aventura Mall Trust, Series 2018-AVM, Class A,
4.249% VRN 7/05/40 (b) (g)	380,000	343,652
Barclays Commercial Mortgage Trust, Series 2019-BWAY, Class D, 1 mo. USD LIBOR + 2.160%
4.978% FRN 11/15/34 (b)	245,000	237,295
Benchmark Mortgage Trust, Series 2018-B1, Class AM,
3.878% VRN 1/15/51 (g)	290,000	264,407
BX Commercial Mortgage Trust
Series 2021-LGCY, Class C, 1 mo. USD LIBOR + 1.004% 3.822% FRN 10/15/23 (b)	385,000	355,296
Series 2021-21M, Class C, 1 mo. USD LIBOR + 1.177% 3.995% FRN 10/15/36 (b)	340,000	315,892
Series 2021-ARIA, Class B, 1 mo. USD LIBOR + 1.297% 4.115% FRN 10/15/36 (b)	475,000	444,203
Series 2022-CSMO, Class B, 1 mo. TSFR + 3.141% 5.986% FRN 6/15/27 (b)	675,000	668,265
Bxsc Commercial Mortgage Trust
Series 2018, Class B, 1 mo. TSFR + 2.092% 4.938% FRN 3/15/35 (b)	920,000	878,621
Series 2022, Class C, 1 mo. TSFR + 2.391% 5.237% FRN 3/15/35 (b)	170,000	164,085

	Principal Amount	Value
Cantor Commercial Real Estate Lending, Series 2019-CF2, Class B
3.267% 11/15/52	$295,000	$242,761
Citigroup Commercial Mortgage Trust
Series 2013-375P, Class D, 3.635% VRN 5/10/35 (b) (g)	315,000	303,645
Series 2013-375P, Class C, 3.635% VRN 5/10/35 (b) (g)	390,000	375,929
Cold Storage Trust, Series 2020-ICE5, Class C, 1 mo. USD LIBOR + 1.650%
4.468% FRN 11/15/37 (b)	285,067	276,575
Commercial Mortgage Trust
Series 2015-LC23, Class AM, 4.158% VRN 10/10/48 (g)	1,650,000	1,546,259
Series 2015-CR26, Class B, 4.619% VRN 10/10/48 (g)	627,000	588,893
Credit Suisse Mortgage Trust
Series 2020-NET, Class A, 2.257% 8/15/37 (b)	298,544	269,698
Series 2020-NET, Class C, 3.526% 8/15/37 (b)	480,000	436,594
DC Office Trust, Series 2019-MTC, Class D,
3.174% VRN 9/15/45 (b) (g)	520,000	405,540
Great Wolf Trust
Series 2019-WOLF, Class A, 1 mo. USD LIBOR + 1.034% 3.852% FRN 12/15/36 (b)	710,000	692,376
Series 2019-WOLF, Class C, 1 mo. USD LIBOR + 1.633% 4.451% FRN 12/15/36 (b)	435,000	416,637
Series 2019-WOLF, Class D, 1 mo. USD LIBOR + 1.933% 4.751% FRN 12/15/36 (b)	820,000	783,348
GS Mortgage Securities Trust, Series 2019-GSA1, Class B
3.511% 11/10/52	870,000	727,516
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class AFX
4.248% 7/05/33 (b)	115,000	112,125
Manhattan West Mortgage Trust, Series 2020-1MW, Class D,
2.413% VRN 9/10/39 (b) (g)	290,000	227,538
SMRT, Series 2022-MINI, Class C, 1 mo. TSFR + 1.550%
4.396% FRN 1/15/39 (b)	580,000	546,674
VNDO Trust, Series 2016,Class D,
4.033% VRN 1/10/35 (b) (g)	750,000	636,770

The accompanying notes are an integral part of the financial statements.

49

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18, Class AS, 3.808% 12/15/47	$1,695,000	$1,593,477
Series 2017-C39, Class B, 4.025% 9/15/50	1,010,000	913,098
Series 2021-SAVE, Class C, 1 mo. USD LIBOR + 1.800% 4.618% FRN 2/15/40 (b)	368,154	353,216
		15,346,624
Other Asset-Backed Securities — 3.2%
522 Funding CLO Ltd.
Series 2019-5A, Class AR, 3 mo. TSFR + 1.330% 3.658% FRN 4/15/35 (b)	825,000	789,926
Series 2019-5A, Class BR, 3 mo. TSFR + 1.850% 4.178% FRN 4/15/35 (b)	465,000	430,559
AGL CLO 17 Ltd., Series 2022-17A, Class A, 3 mo. TSFR + 1.330%
3.804% FRN 1/21/35 (b)	630,000	602,608
Amur Equipment Finance Receivables X LLC, Series 2022-1A, Class C
2.370% 4/20/28 (b)	175,000	160,106
Applebee’s Funding LLC/IHOP Funding LLC, Series 2019-1A, Class A2I
4.194% 6/05/49 (b)	1,386,000	1,336,756
Benefit Street Partners CLO Ltd., Series 2020-20A, Class AR, 3 mo. USD LIBOR + 1.170%
3.682% FRN 7/15/34 (b)	470,000	449,503
Carlyle U.S. CLO Ltd., Series 2019-4A, Class A11R, 3 mo. TSFR + 1.320%
3.648% FRN 4/15/35 (b)	865,000	827,796
CBAM Ltd., Series 2019-9A, Class A, 3 mo. USD LIBOR + 1.280%
3.792% FRN 2/12/30 (b)	1,159,279	1,140,780
Cedar Funding VIII Clo Ltd., Series 2017-8A, Class A1R, 3 mo. USD LIBOR + 1.150%
3.890% FRN 10/17/34 (b)	490,000	467,869
CIFC Funding Ltd.
Series 2021-3A, Class A, 3 mo. USD LIBOR + 1.140% 3.652% FRN 7/15/36 (b)	585,000	560,279
Series 2020-1A, Class A1R, 3 mo. USD LIBOR + 1.150% 3.662% FRN 7/15/36 (b)	925,000	886,439
Series 2020-3A, Class A1R, 3 mo. USD LIBOR + 1.130% 3.840% FRN 10/20/34 (b)	610,000	584,340

	Principal Amount	Value
Cologix Canadian Issuer LP, Series 2022-1CAN, Class A2
4.940% 1/25/52 CAD (b) (c)	$275,000	$184,122
Driven Brands Funding LLC
Series 2020-2A, Class A2, 3.237% 1/20/51 (b)	556,525	477,102
Series 2020-1A, Class A2, 3.786% 7/20/50 (b)	269,500	236,597
Dryden 86 CLO Ltd., Series 2020-86A, Class A1R, 3 mo. USD LIBOR + 1.100%
3.840% FRN 7/17/34 (b)	600,000	573,495
Hardee’s Funding LLC
Series 2021-1A, Class A2, 2.865% 6/20/51 (b)	296,250	240,747
Series 2018-1A, Class AII, 4.959% 6/20/48 (b)	312,000	292,948
HPEFS Equipment Trust
Series 2022-1A, Class C, 1.960% 5/21/29 (b)	330,000	306,585
Series 2022-1A, Class D, 2.400% 11/20/29 (b)	350,000	324,200
HPS Loan Management Ltd.
Series 2021-16A, Class A1, 3 mo. USD LIBOR + 1.140% 3.923% FRN 1/23/35 (b)	290,000	276,039
Series 11A-17, Class BR, 3 mo. USD LIBOR + 1.550% 4.413% FRN 5/06/30 (b)	265,000	251,404
Jack in the Box Funding LLC, Series 2022-1A, Class A2I
3.445% 2/26/52 (b)	964,260	839,580
Madison Park Funding XXXIII Ltd., Series 2019-33A, Class AR, 3 mo. TSFR + 1.290%
3.618% FRN 10/15/32 (b)	465,000	452,125
Morgan Stanley Eaton Vance CLO, Series 2021-1A, Class B, 3 mo. USD LIBOR + 1.650%
4.433% FRN 10/20/34 (b)	440,000	408,006
Neuberger Berman Loan Advisers CLO Ltd.
Series 2019-32A, Class AR, 3 mo. USD LIBOR + .990% 3.728% FRN 1/20/32 (b)	1,445,000	1,405,382
Series 2021-43A, Class A, 3 mo. USD LIBOR + 1.130% 3.870% FRN 7/17/35 (b)	685,000	656,360
OZLM Ltd., Series 2014-7RA, Class A1R, 3 mo. USD LIBOR + 1.010%
3.750% FRN 7/17/29 (b)	279,936	274,090

The accompanying notes are an integral part of the financial statements.

50

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Palmer Square CLO Ltd., Series 2022-1A, Class A, 3 mo. TSFR + 1.320%
1.786% FRN 4/20/35 (b)	$480,000	$462,865
Planet Fitness Master Issuer LLC, Series 2022-1A, Class A2I
3.251% 12/05/51 (b)	631,825	547,657
Regatta XIX Funding Ltd., Series 2022-1A, Class B, 3 mo. TSFR + 1.850%
2.929% FRN 4/20/35 (b)	420,000	385,730
Symphony CLO Ltd.
Series 2022-31A, Class B, 3 mo. TSFR + 1.850% 2.155% FRN 4/22/35 (b)	410,000	386,938
Series 2021-26A, Class AR, 3 mo. USD LIBOR + 1.080% 3.790% FRN 4/20/33 (b)	425,000	405,674
Wellfleet CLO Ltd., Series 2017-2A, Class A1R, 3 mo. USD LIBOR + 1.060%
3.770% FRN 10/20/29 (b)	517,190	508,527
		18,133,134
Student Loans Asset-Backed Securities — 0.8%
Navient Private Education Refi Loan Trust
Series 2020-HA, Class A, 1.310% 1/15/69 (b)	175,015	157,170
Series 2020-DA, Class A, 1.690% 5/15/69 (b)	162,287	147,070
Series 2022-A, Class A, 2.230% 7/15/70 (b)	978,347	868,176
Series 2019-FA, Class A2, 2.600% 8/15/68 (b)	337,462	311,524
Series 2020-CA, Class B, 2.830% 11/15/68 (b)	470,000	379,278
SMB Private Education Loan Trust
Series 2021-A, Class APT1, 1.070% 1/15/53 (b)	463,764	396,021
Series 2020-BA, Class A1A, 1.290% 7/15/53 (b)	202,880	182,050
Series 2021-A, Class B, 2.310% 1/15/53 (b)	570,000	508,846
Series 2016-B, Class A2A, 2.430% 2/17/32 (b)	344,401	333,037
Series 2018-A, Class A2A, 3.500% 2/15/36 (b)	716,405	692,387
Series 2018-C, Class A2A, 3.630% 11/15/35 (b)	520,999	494,467
		4,470,026

	Principal Amount	Value
Whole Loan Collateral Collateralized Mortgage Obligations — 1.8%
Angel Oak Mortgage Trust
Series 2021-4, Class A3, 1.446% VRN 1/20/65 (b) (g)	$299,152	$242,660
Series 2020-5, Class A3, 2.041% VRN 5/25/65 (b) (g)	73,768	66,258
Series 2022-1, Class A1, 2.881% STEP 12/25/66 (b)	315,334	274,494
Series 2020-5, Class M1, 2.970% VRN 5/25/65 (b) (g)	275,000	223,030
Series 2019-1, Class A2, 4.022% VRN 11/25/48 (b) (g)	6,458	6,431
Bayview MSR Opportunity Master Fund Trust
Series 2021-2, Class A20, 2.500% VRN 6/25/51 (b) (g)	963,527	744,776
Series 2021-4, Class A20, 2.500% VRN 10/25/51 (b) (g)	437,385	338,085
BINOM Securitization Trust, Series 2021-INV1, Class A1,
2.034% VRN 6/25/56 (b) (g)	304,486	269,876
CIM Trust, Series 2021-INV1, Class A29,
2.500% VRN 7/01/51 (b) (g)	611,255	475,537
Citigroup Mortgage Loan Trust, Series 2022-INV1, Class A4B,
3.000% VRN 11/27/51 (b) (g)	227,180	188,630
COLT Mortgage Loan Trust, Series 2020-3, Class A1,
1.506% VRN 4/27/65 (b) (g)	50,802	48,650
Ellington Financial Mortgage Trust
Series 2021-3, Class A1, 1.241% VRN 9/25/66 (b) (g)	343,595	279,727
Series 2020-1, Class A3, 3.999% VRN 5/25/65 (b) (g)	430,000	394,732
Flagstar Mortgage Trust
Series 2020-1INV, Class A11, 1 mo. USD LIBOR + .850% 3.934% FRN 3/25/50 (b)	93,072	86,631
Series 2018-6RR, Class 2A4, 4.000% VRN 9/25/48 (b) (g)	16,251	15,817
Galton Funding Mortgage Trust
Series 2019-H1, Class A3, 2.964% VRN 10/25/59 (b) (g)	353,866	343,633
Series 2018-1, Class A23, 3.500% VRN 11/25/57 (b) (g)	25,106	23,760
Series 2019-1, Class A22, 4.000% VRN 2/25/59 (b) (g)	11,818	11,483
GCAT Trust, Series 2021-NQM4, Class A3,
1.556% VRN 8/25/66 (b) (g)	197,102	159,563

The accompanying notes are an integral part of the financial statements.

51

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GS Mortgage-Backed Securities Trust
Series 2021-GR1, Class A4, 2.500% VRN 11/25/51 (b) (g)	$462,573	$357,555
Series 2021-GR2, Class A4, 2.500% VRN 2/25/52 (b) (g)	474,455	369,407
Series 2020-INV1, Class A14, 2.940% VRN 10/25/50 (b) (g)	254,458	217,857
Hundred Acre Wood Trust
Series 2021,Class A, 2.500% VRN 7/25/51 (b) (g)	867,740	674,532
Series 2021-INV2, Class A27, 2.500% VRN 10/25/51 (b) (g)	277,524	216,079
Imperial Fund Mortgage Trust, Series 2021-NQM2, Class A1,
1.073% VRN 9/25/56 (b) (g)	218,475	180,843
JP Morgan Mortgage Trust
Series 2020-LTV1, Class B1, 3.253% VRN 6/25/50 (b) (g)	358,493	314,858
Series 2020-INV1, Class A11, 1 mo. USD LIBOR + .830% 3.274% FRN 8/25/50 (b)	65,161	62,378
Series 2019-INV3, Class A15, 3.500% VRN 5/25/50 (b) (g)	104,577	95,718
Series 2019-INV3, Class A3, 3.500% VRN 5/25/50 (b) (g)	121,478	111,923
Series 2020-LTV1, Class A15, 3.500% VRN 6/25/50 (b) (g)	13,118	12,656
Series 2020-LTV1, Class A3, 3.500% VRN 6/25/50 (b) (g)	30,688	29,606
Series 2020-INV1, Class A3, 3.500% VRN 8/25/50 (b) (g)	102,886	91,564
Series 2020-5, Class B2, 3.598% VRN 12/25/50 (b) (g)	338,381	275,034
New Residential Mortgage Loan Trust, Series 2019-NQM5, Class A1,
2.710% VRN 11/25/59 (b) (g)	241,272	223,807
Onslow Bay Financial LLC
Series 2021-NQM3, Class A1, 1.054% VRN 7/25/61 (b) (g)	329,432	252,181
Series 2019-EXP3, Class 1A8, 3.500% VRN 10/25/59 (b) (g)	58,084	55,229
Series 2020-EXP1, Class 1A8, 3.500% VRN 2/25/60 (b) (g)	277,550	247,342
Series 2019-INV2, Class A25, 4.000% VRN 5/27/49 (b) (g)	114,904	108,457
Series 2019-EXP2, Class 1A3, 4.000% VRN 6/25/59 (b) (g)	89,414	85,501
Sequoia Mortgage Trust
Series 2017-CH1, Class A2, 3.500% VRN 8/25/47 (b) (g)	60,776	58,627
Series 2017-CH1, Class A13, 4.000% VRN 8/25/47 (b) (g)	75,551	73,401

	Principal Amount	Value
Series 2018-CH1, Class A19, 4.000% VRN 3/25/48 (b) (g)	$88,597	$84,315
Series 2018-CH2, Class A21, 4.000% VRN 6/25/48 (b) (g)	23,732	22,674
Series 2018-CH3, Class A2, 4.000% VRN 8/25/48 (b) (g)	12,557	12,431
Series 2018-CH4, Class A2, 4.000% VRN 10/25/48 (b) (g)	10,631	10,523
SG Residential Mortgage Trust, Series 2019-3, Class A1,
2.703% VRN 9/25/59 (b) (g)	19,517	19,146
TRK Trust, Series 2021-INV1, Class A1,
1.153% VRN 7/25/56 (b) (g)	314,421	271,981
Verus Securitization Trust
Series 2021-5, Class A2, 1.218% VRN 9/25/66 (b) (g)	303,441	235,514
Series 2019-4, Class A1, 2.642% STEP 11/25/59 (b)	131,590	128,035
Series 2022-1, Class A1, 2.724% STEP 1/25/67 (b)	770,331	664,922
Series 2019-INV2, Class A2, 3.117% VRN 7/25/59 (b) (g)	225,291	219,780
Series 2020-INV1, Class A3, 3.889% VRN 3/25/60 (b) (g)	100,000	95,662
		10,073,311

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $58,250,898)		53,029,439

SOVEREIGN DEBT OBLIGATIONS — 18.1%
1Malaysia Development Berhad Global Investments Ltd.
4.400% 3/09/23 (b)	1,000,000	957,817
Albania Government International Bond
3.500% 10/09/25 EUR (b) (c)	160,000	141,612
3.500% 6/16/27 EUR (b) (c)	105,000	89,039
3.500% 11/23/31 EUR (b) (c)	490,000	350,410
Australia Government International Bond
1.250% 5/21/32 AUD (c)	1,464,000	739,195
3.000% 3/21/47 AUD (b) (c)	808,000	427,224
Bonos de la Tesoreria de la Republica en pesos
4.500% 3/01/26 CLP (c)	445,000,000	420,596
4.700% 9/01/30 CLP (b) (c)	535,000,000	483,631
5.000% 10/01/28 CLP (b) (c)	385,000,000	365,834
Brazil Notas do Tesouro Nacional Serie B
6.000% 5/15/25 BRL (c)	950,000	713,299

The accompanying notes are an integral part of the financial statements.

52

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bundesobligation Bonds
0.000% 4/16/27 EUR (b) (c)	$3,888,000	$3,493,513
Bundesrepublik Deutschland Bundesanleihe
0.000% 2/15/32 EUR (b) (c)	8,730,000	7,052,166
Canadian Government International Bond
1.250% 3/01/27 CAD (c)	8,569,000	5,666,210
Canadian Government Real Return Bond
4.000% 12/01/31 CAD (c)	4,122,913	3,676,244
Croatia Government International Bond
1.125% 3/04/33 EUR (b) (c)	184,000	129,454
Cyprus Government International Bond
0.000% 2/09/26 EUR (b) (c)	245,000	218,610
0.950% 1/20/32 EUR (b) (c)	610,000	452,895
2.375% 9/25/28 EUR (b) (c)	1,177,000	1,071,236
2.750% 2/26/34 EUR (b) (c)	93,000	80,772
2.750% 5/03/49 EUR (b) (c)	99,000	76,640
3.750% 7/26/23 EUR (b) (c)	120,000	118,998
3.750% 7/26/23 EUR (b) (c)	100,000	99,165
4.250% 11/04/25 EUR (b) (c)	460,000	467,734
4.250% 11/04/25 EUR (b) (c)	10,000	10,168
Czech Republic Government International Bond
2.400% 9/17/25 CZK (b) (c)	22,450,000	814,165
2.750% 7/23/29 CZK (c)	51,630,000	1,748,154
French Republic Government Bond OAT
0.000% 5/25/32 EUR (b) (c)	2,943,000	2,237,198
0.750% 5/25/52 EUR (b) (c)	3,224,000	1,790,863
1.250% 5/25/36 EUR (b) (c)	1,802,000	1,432,200
Hellenic Republic Government Bond
0.750% 6/18/31 EUR (b) (c)	585,000	410,505
Hungary Government International Bond
2.250% 4/20/33 HUF (c)	1,351,620,000	1,640,124
4.750% 11/24/32 HUF (c)	53,110,000	83,997
Iceland Government International Bond
0.000% 4/15/28 EUR (b) (c)	346,000	279,976
Indonesia Government International Bond
3.750% 6/14/28 EUR (b) (c)	1,280,000	1,193,334
Ireland Government International Bond
0.200% 10/18/30 EUR (b) (c)	897,000	733,268
1.350% 3/18/31 EUR (b) (c)	1,176,000	1,056,728
1.500% 5/15/50 EUR (b) (c)	73,000	51,220
2.000% 2/18/45 EUR (b) (c)	191,000	156,395
Israel Government International Bond
1.500% 1/18/27 EUR (b) (c)	530,000	476,038
1.750% 8/31/25 ILS (c)	4,274,000	1,150,833
5.500% 1/31/42 ILS (c)	3,274,000	1,159,117

	Principal Amount	Value
Italy Buoni Poliennali Del Tesoro
2.800% 3/01/67 EUR (b) (c)	$1,064,000	$737,504
Ivory Coast Government International Bond
4.875% 1/30/32 EUR (b) (c)	105,000	68,716
4.875% 1/30/32 EUR (b) (c)	270,000	176,698
Japan Government CPI Linked Bond
0.005% 3/10/31 JPY (c)	337,210,426	2,472,053
0.100% 3/10/24 JPY (c)	109,247,000	775,969
0.100% 9/10/24 JPY (c)	287,524,200	2,049,203
0.100% 3/10/25 JPY (c)	304,451,700	2,177,209
0.200% 3/10/30 JPY (c)	85,104,696	642,416
Japan Government Ten Year Bond
0.400% 3/20/25 JPY (c)	364,500,000	2,545,985
Japan Government Thirty Year Bond
0.700% 12/20/51 JPY (c)	20,300,000	118,222
1.000% 3/20/52 JPY (c)	329,400,000	2,073,242
1.300% 6/20/52 JPY (c)	30,400,000	205,696
1.700% 9/20/44 JPY (c)	280,250,000	2,161,099
2.200% 9/20/39 JPY (c)	240,750,000	2,013,148
2.500% 9/20/37 JPY (c)	273,300,000	2,361,261
Japan Government Twenty Year Bond
0.600% 6/20/37 JPY (c)	252,900,000	1,722,544
Latvia Government International Bond
0.375% 10/07/26 EUR (b) (c)	2,114,000	1,857,351
Malaysia Government International Bond
3.844% 4/15/33 MYR (c)	590,000	119,177
4.065% 6/15/50 MYR (c)	2,885,000	532,502
4.642% 11/07/33 MYR (c)	3,255,000	699,169
4.736% 3/15/46 MYR (c)	5,640,000	1,173,784
4.921% 7/06/48 MYR (c)	6,150,000	1,298,252
4.935% 9/30/43 MYR (c)	325,000	69,320
Mexican Bonos
8.500% 5/31/29 MXN (c)	4,567,000	213,595
Morocco Government International Bond
1.375% 3/30/26 EUR (b) (c)	160,000	138,055
New South Wales Treasury Corp.
4.000% 5/20/26 AUD (b) (c)	860,000	549,563
4.000% 5/20/26 AUD (b) (c)	680,000	434,538
North Macedonia Government International Bond
1.625% 3/10/28 EUR (b) (c)	400,000	290,997
Norway Government International Bond
3.000% 3/14/24 NOK (b) (c)	2,700,000	247,850
Philippine Government International Bond
0.250% 4/28/25 EUR (c)	125,000	111,885

The accompanying notes are an integral part of the financial statements.

53

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Portugal Obrigacoes do Tesouro OT
4.100% 2/15/45 EUR (b) (c)	$217,000	$232,169
Province of Ontario Canada
3.500% 6/02/43 CAD (c)	140,000	91,265
3.500% 6/02/43 CAD (c)	62,000	40,418
Republic of Poland Government Bond
3.750% 5/25/27 PLN (c)	7,848,000	1,351,903
Romanian Government International Bond
1.375% 12/02/29 EUR (b) (c)	110,000	71,073
2.000% 1/28/32 EUR (b) (c)	110,000	66,128
2.000% 1/28/32 EUR (b) (c)	380,000	228,442
2.124% 7/16/31 EUR (b) (c)	642,000	399,006
2.125% 3/07/28 EUR (b) (c)	430,000	326,728
2.875% 10/28/24 EUR (b) (c)	100,000	94,758
2.875% 5/26/28 EUR (b) (c)	560,000	432,166
3.624% 5/26/30 EUR (b) (c)	622,000	457,664
Serbia Government International Bond
1.000% 9/23/28 EUR (b) (c)	850,000	554,390
1.500% 6/26/29 EUR (b) (c)	450,000	290,694
1.650% 3/03/33 EUR (b) (c)	435,000	235,244
2.050% 9/23/36 EUR (b) (c)	280,000	143,381
2.050% 9/23/36 EUR (b) (c)	375,000	192,029
Serbia Treasury Bonds
4.500% 8/20/32 RSD (c)	75,180,000	486,601
Singapore Government International Bond
0.500% 11/01/25 SGD (c)	955,000	607,210
1.625% 7/01/31 SGD (c)	2,512,000	1,501,516
2.375% 6/01/25 SGD (c)	480,000	325,013
2.875% 7/01/29 SGD (c)	990,000	662,068
Slovenia Government International Bond
0.000% 2/12/31 EUR (b) (c)	155,000	116,030
1.500% 3/25/35 EUR (b) (c)	342,000	265,538
1.750% 11/03/40 EUR (b) (c)	450,000	326,148
3.125% 8/07/45 EUR (b) (c)	1,035,000	934,705
Spain Government International Bond
0.800% 7/30/29 EUR (c)	1,954,000	1,662,890
Sweden Government International Bond
2.250% 6/01/32 SEK (b) (c)	32,145,000	2,926,712
Thailand Government International Bond
2.000% 12/17/31 THB (c)	91,434,000	2,216,268
3.650% 6/20/31 THB (c)	19,528,000	536,837
United Kingdom Gilt
0.625% 6/07/25 GBP (b) (c)	1,393,000	1,409,462
0.625% 10/22/50 GBP (b) (c)	732,000	375,973
4.250% 6/07/32 GBP (b) (c)	4,456,000	5,040,325
4.250% 12/07/46 GBP (b) (c)	976,000	1,144,333

	Principal Amount	Value
4.750% 12/07/30 GBP (b) (c)	$1,326,000	$1,546,474
		101,045,141

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $134,883,553)		101,045,141

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (h) — 20.8%
Collateralized Mortgage Obligations — 0.1%
Federal Home Loan Mortgage Corp. REMICS Series 4977, Class IO 4.500% 5/25/50	265,602	52,453
Government National Mortgage Association Series 2022-63, Class LM 3.500% 10/20/50	260,000	223,050
		275,503
Pass-Through Securities — 19.7%
Federal Home Loan Mortgage Corp.
Pool #SB8147 1.500% 4/01/37	342,362	293,668
Pool #RB5148 2.000% 3/01/42	889,149	746,351
Pool #RA5258 2.000% 5/01/51	868,522	705,424
Pool #SD8146 2.000% 5/01/51	536,617	436,685
Pool #RA6505 2.000% 12/01/51	1,500,393	1,217,231
Pool #SD8199 2.000% 3/01/52	4,691,519	3,804,644
Pool #SD8204 2.000% 4/01/52	225,493	182,866
Pool #RA7324 2.000% 5/01/52	149,480	121,550
Pool #RB5149 2.500% 3/01/42	692,376	597,736
Pool #QC1292 2.500% 5/01/51	19,807	16,705
Pool #QC2902 2.500% 6/01/51	40,104	34,096
Pool #QC3425 2.500% 6/01/51	251,904	212,276
Pool #QC3551 2.500% 7/01/51	22,523	18,980
Pool #QC5137 2.500% 8/01/51	63,675	53,658
Pool #QC5575 2.500% 8/01/51	79,256	66,738
Pool #RA6623 2.500% 1/01/52	1,124,011	949,207
Pool #SD0854 2.500% 1/01/52	92,945	78,171
Pool #SD8200 2.500% 3/01/52	697,298	586,895
Pool #SD7554 2.500% 4/01/52	364,783	308,395
Pool #SD8212 2.500% 5/01/52	2,824,436	2,375,919
Pool #ZS4693 3.000% 12/01/46	73,493	65,083
Pool #G08756 3.000% 4/01/47	31,359	27,768
Pool #SD0080 3.000% 9/01/49	142,425	126,094
Pool #SD7531 3.000% 12/01/50	166,901	147,190
Pool #SB0015 3.500% 6/01/33	155,050	147,113
Pool #U90690 3.500% 6/01/42	50,695	47,734
Pool #U99051 3.500% 6/01/43	51,495	47,211
Pool #ZT0179 3.500% 11/01/47	310,760	286,095
Pool #RA1202 3.500% 8/01/49	117,827	107,343

The accompanying notes are an integral part of the financial statements.

54

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #SD0212 3.500% 12/01/49	$163,872	$149,189
Pool #SD0617 3.500% 11/01/50	112,550	102,394
Pool #SB8171 4.000% 6/01/37	71,879	69,378
Pool #RA1906 4.000% 12/01/49	202,537	190,416
Pool #SD8039 4.000% 1/01/50	252,590	236,447
Pool #SD1035 4.000% 5/01/52	229,592	213,466
Pool #SD8244 4.000% 9/01/52	349,966	324,921
Pool #SD0422 4.500% 7/01/45	125,501	123,697
Pool #RA2607 4.500% 5/01/50	53,978	51,848
Pool #ZS3941 5.000% 12/01/41	37,844	38,033
Pool #SD8246 5.000% 9/01/52	2,060,002	2,007,415
Federal National Mortgage Association
Pool #MA4581 1.500% 4/01/37	705,512	605,167
Pool #MA4601 1.500% 5/01/37	586,448	503,037
Pool #MA4519 1.500% 1/01/42	608,905	490,261
Pool #MA4586 2.000% 4/01/42	1,037,372	870,769
Pool #MA4158 2.000% 10/01/50	281,016	229,211
Pool #MA4325 2.000% 5/01/51	2,419,234	1,968,711
Pool #CB2357 2.000% 12/01/51	1,219,945	989,710
Pool #CB2766 2.000% 2/01/52	374,037	303,330
Pool #CB2848 2.000% 2/01/52	605,458	491,004
Pool #FS0733 2.000% 2/01/52	543,673	442,088
Pool #MA4547 2.000% 2/01/52	602,051	488,240
Pool #FS1618 2.000% 3/01/52	282,012	229,318
Pool #MA4562 2.000% 3/01/52	4,466,466	3,622,135
Pool #MA4577 2.000% 4/01/52	2,102,966	1,704,768
Pool #BM3859 2.500% 8/01/31	97,921	89,849
Pool #BC9043 2.500% 11/01/31	306,869	281,188
Pool #BM1890 2.500% 1/01/32	72,443	66,539
Pool #CB3210 2.500% 3/01/37	1,676,119	1,519,091
Pool #MA4628 2.500% 6/01/37	216,327	195,993
Pool #BT0163 2.500% 6/01/51	55,195	46,926
Pool #BT1265 2.500% 6/01/51	343,250	289,252
Pool #CB1331 2.500% 8/01/51	757,333	638,667
Pool #FM8320 2.500% 8/01/51	83,471	70,339
Pool #CB1783 2.500% 10/01/51	1,546,493	1,301,758
Pool #CB1866 2.500% 10/01/51	1,169,165	984,142
Pool #CB2635 2.500% 1/01/52	1,248,211	1,050,972
Pool #CB2538 2.500% 1/01/52	1,121,818	947,355
Pool #CB2804 2.500% 2/01/52	765,079	646,096
Pool #FS2573 2.500% 3/01/52	89,221	75,694
Pool #MA4578 2.500% 4/01/52	386,015	324,716
Pool #FS1629 2.500% 4/01/52	82,992	69,800
Pool #CB3665 2.500% 5/01/52	999,900	840,805
Pool #BV7868 2.500% 7/01/52	906,956	762,294
Pool #AS7056 3.000% 4/01/31	233,698	221,851
Pool #BM5111 3.000% 11/01/33	109,134	102,783
Pool #CA4885 3.000% 12/01/34	401,379	375,638
Pool #BO7256 3.000% 1/01/35	199,827	187,011

	Principal Amount	Value
Pool #FM2547 3.000% 2/01/35	$124,509	$116,524
Pool #FM8540 3.000% 11/01/35	228,379	215,945
Pool #AL9412 3.000% 11/01/36	226,711	207,782
Pool #CA5597 3.000% 4/01/40	865,915	781,171
Pool #BM4221 3.000% 1/01/43	125,814	112,558
Pool #BM5468 3.000% 2/01/43	197,229	176,448
Pool #AB9248 3.000% 5/01/43	50,280	44,982
Pool #AU1629 3.000% 7/01/43	14,089	12,604
Pool #AS0406 3.000% 9/01/43	79,208	70,837
Pool #BM5469 3.000% 3/01/44	359,564	321,678
Pool #BM3380 3.000% 6/01/46	320,973	286,551
Pool #MA2670 3.000% 7/01/46	114,251	101,284
Pool #BD8462 3.000% 11/01/46	1,259,264	1,117,135
Pool #MA2806 3.000% 11/01/46	214,572	190,018
Pool #AS8295 3.000% 11/01/46	284,967	253,427
Pool #BM1418 3.000% 4/01/47	1,425,334	1,264,461
Pool #FM1000 3.000% 4/01/47	178,907	158,435
Pool #MA2956 3.000% 4/01/47	140,614	124,392
Pool #BM4744 3.000% 6/01/47	124,795	110,983
Pool #FM1572 3.000% 9/01/48	255,628	226,377
Pool #FM5499 3.000% 2/01/49	166,763	147,681
Pool #FM1445 3.000% 8/01/49	123,941	109,729
Pool #CA4108 3.000% 9/01/49	791,500	699,259
Pool #FM2870 3.000% 3/01/50	219,427	193,650
Pool #CA5540 3.000% 4/01/50	14,335	12,620
Pool #CA6314 3.000% 7/01/50	199,692	174,860
Pool #BQ1348 3.000% 8/01/50	132,831	116,397
Pool #CA6738 3.000% 8/01/50	248,168	217,463
Pool #BQ5052 3.000% 9/01/50	6,914	6,069
Pool #FM7072 3.000% 4/01/51	696,842	613,455
Pool #FM3462 3.500% 12/01/33	336,435	319,550
Pool #AS4449 3.500% 2/01/35	111,516	104,861
Pool #FM3340 3.500% 5/01/35	10,667	10,098
Pool #FM8137 3.500% 9/01/35	113,634	108,037
Pool #MA1283 3.500% 12/01/42	42,150	38,607
Pool #MA1373 3.500% 3/01/43	64,956	59,496
Pool #MA1437 3.500% 5/01/43	61,363	56,205
Pool #MA1546 3.500% 8/01/43	147,562	135,020
Pool #AL6167 3.500% 1/01/44	585,084	535,902
Pool #AS5182 3.500% 6/01/45	366,136	337,419
Pool #BC1747 3.500% 1/01/46	959,254	883,117
Pool #BM5785 3.500% 9/01/46	97,315	89,683
Pool #BM4582 3.500% 8/01/47	110,302	101,892
Pool #BM3122 3.500% 10/01/47	1,103,733	1,016,819
Pool #CA0858 3.500% 12/01/47	50,715	46,388
Pool #MA3210 3.500% 12/01/47	35,179	32,189
Pool #MA3238 3.500% 1/01/48	214,370	196,083
Pool #BH9277 3.500% 2/01/48	385,220	352,237
Pool #FM1001 3.500% 11/01/48	45,663	41,782

The accompanying notes are an integral part of the financial statements.

55

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #FM8196 3.500% 12/01/48	$760,995	$697,264
Pool #FM3972 3.500% 7/01/50	256,489	233,346
Pool #FM8086 3.500% 7/01/51	121,146	109,562
Pool #MA4514 3.500% 1/01/52	533,041	480,574
Pool #FS1883 4.000% 6/01/37	144,664	139,631
Pool #BF0198 4.000% 11/01/40	105,512	102,013
Pool #MA0639 4.000% 2/01/41	337,085	325,347
Pool #BM3385 4.000% 6/01/45	560,773	529,973
Pool #FM2673 4.000% 10/01/45	831,864	802,618
Pool #AL8387 4.000% 3/01/46	599,143	566,236
Pool #MA3088 4.000% 8/01/47	31,884	30,033
Pool #MA3121 4.000% 9/01/47	291,928	274,982
Pool #MA3467 4.000% 9/01/48	4,106	3,821
Pool #BM5527 4.000% 10/01/48	109,826	103,622
Pool #BM5147 4.000% 10/01/48	25,176	23,809
Pool #FM3664 4.000% 3/01/49	390,240	366,368
Pool #CA3503 4.000% 5/01/49	54,923	51,478
Pool #CA4571 4.000% 11/01/49	87,971	82,397
Pool #CA4823 4.000% 12/01/49	113,851	106,610
Pool #FS1792 4.000% 5/01/52	228,618	212,489
Pool #AL0065 4.500% 4/01/41	192,571	189,845
Pool #AI1888 4.500% 5/01/41	213,028	210,017
Pool #AL0160 4.500% 5/01/41	280,410	276,436
Pool #AL6536 4.500% 3/01/45	288,031	281,594
Pool #BM4185 4.500% 9/01/46	161,883	158,165
Pool #FM2899 4.500% 11/01/46	360,159	355,037
Pool #FM5708 4.500% 5/01/47	179,493	176,956
Pool #BM3148 4.500% 11/01/47	143,359	139,394
Pool #BM4343 4.500% 5/01/48	151,073	146,847
Pool #CA2207 4.500% 8/01/48	32,771	31,691
Pool #CA5186 4.500% 1/01/50	28,833	27,720
Pool #CA5696 4.500% 5/01/50	95,275	90,926
Pool #MA4656 4.500% 7/01/52	895,000	852,905
Pool #MA4701 4.500% 8/01/52	221,130	210,730
Pool #AD6438 5.000% 6/01/40	49,911	50,159
Pool #AL9893 5.000% 2/01/45	270,209	272,093
Pool #FM4212 5.000% 12/01/47	439,908	441,639
Pool #FS2620 5.000% 8/01/52	47,943	46,779
Pool #MA4761 5.000% 9/01/52	425,001	414,151
Pool #BM3279 5.500% 5/01/44	666,166	682,159
Pool #BM4971 6.000% 7/01/41	191,759	199,936
Government National Mortgage Association Pool #AA5821 3.000% 11/15/42	42,254	38,140
Government National Mortgage Association II
Pool #MA7254 2.000% 3/20/51	543,958	455,929
Pool #MA7471 2.000% 7/20/51 (f)	530,004	443,902
Pool #MA7533 2.000% 8/20/51	2,625,279	2,198,380

	Principal Amount	Value
Pool #MA7826 2.000% 1/20/52	$821,498	$686,694
Pool #MA7935 2.000% 3/20/52	481,195	401,594
Pool #MA8041 2.000% 5/20/52	811,340	676,745
Pool #MA6819 2.500% 8/20/50	335,401	290,908
Pool #MA7649 2.500% 10/20/51	2,550,551	2,199,647
Pool #MA7705 2.500% 11/20/51	643,379	554,662
Pool #MA7767 2.500% 12/20/51	1,362,732	1,174,396
Pool #MA7936 2.500% 3/20/52	454,859	391,391
Pool #MA2600 3.000% 2/20/45	82,285	74,137
Pool #MA2891 3.000% 6/20/45	668,898	602,245
Pool #MA3662 3.000% 5/20/46	106,859	96,077
Pool #MA3802 3.000% 7/20/46	50,884	45,734
Pool #MA3873 3.000% 8/20/46	294,259	264,477
Pool #MA4195 3.000% 1/20/47	358,327	321,837
Pool #MA6144 3.000% 9/20/49	14,016	12,160
Pool #MA6209 3.000% 10/20/49	84,826	73,590
Pool #MA6399 3.000% 1/20/50	42,634	36,987
Pool #MA6531 3.000% 3/20/50	136,743	118,246
Pool #MA6589 3.000% 4/20/50	65,049	56,250
Pool #MA6757 3.000% 7/20/50	110,289	95,370
Pool #MA7473 3.000% 7/20/51	877,800	780,798
Pool #MA7650 3.000% 10/20/51	308,239	273,984
Pool #MA8098 3.000% 6/20/52	1,052,372	930,817
Pool #MA0318 3.500% 8/20/42	165,668	156,066
Pool #MA1012 3.500% 5/20/43	352,067	324,940
Pool #MA1090 3.500% 6/20/43	139,721	128,955
Pool #AL1773 3.500% 1/20/45	173,080	159,581
Pool #MA3310 3.500% 12/20/45	75,587	69,692
Pool #MA3597 3.500% 4/20/46	111,608	102,869
Pool #MA3663 3.500% 5/20/46	86,955	80,146
Pool #MA3736 3.500% 6/20/46	234,181	215,844
Pool #MA3803 3.500% 7/20/46	16,782	15,462
Pool #MA3937 3.500% 9/20/46	111,883	103,087
Pool #786092 3.500% 1/20/47	156,732	144,509
Pool #MA4382 3.500% 4/20/47	20,279	18,685
Pool #MA4586 3.500% 7/20/47	38,470	35,421
Pool #MA4719 3.500% 9/20/47	13,495	12,426
Pool #BC1919 3.500% 9/20/47	52,202	47,951
Pool #MA4900 3.500% 12/20/47	185,171	170,441
Pool #785087 3.500% 2/20/48	612,176	564,050
Pool #MA784472 3.500% 2/20/48	301,405	276,863
Pool #784504 3.500% 2/20/48	126,332	116,045
Pool #784474 3.500% 2/20/48	165,051	151,612
Pool #784891 3.500% 4/20/48	475,508	437,829
Pool #MA3245 4.000% 11/20/45	162,871	154,337
Pool #MA4511 4.000% 6/20/47	101,699	96,180
Pool #MA4720 4.000% 9/20/47	357,556	338,038
Pool #MA4838 4.000% 11/20/47	88,787	83,940
Pool #MA6934 4.000% 10/20/50	851,749	797,870

The accompanying notes are an integral part of the financial statements.

56

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #MA2894 4.500% 6/20/45	$153,102	$150,228
Pool #MA2963 4.500% 7/20/45	57,500	56,420
Pool #MA3312 4.500% 12/20/45	2,744	2,692
Pool #MA4588 4.500% 7/20/47	271,746	264,691
Pool #MA4654 4.500% 8/20/47	41,752	40,668
Pool #MA5079 4.500% 3/20/48	64,238	62,430
Pool #MA5265 4.500% 6/20/48	223	216
Pool #MA5399 4.500% 8/20/48	54,043	52,353
Pool #MA5711 4.500% 1/20/49	87,199	84,424
Pool #MA4781 5.000% 10/20/47	292,128	293,354
Pool #MA5194 5.000% 5/20/48	60,832	60,555
Pool #BF2644 5.000% 5/20/48	4,670	4,618
Pool #MA5266 5.000% 6/20/48	424,699	422,500
Pool #BF2878 5.000% 6/20/48	15,798	15,622
Pool #MA5988 5.000% 6/20/49	147,127	146,112
Pool #MA5081 5.500% 3/20/48	47,034	48,639
Pool #MA5140 5.500% 4/20/48	36,630	37,880
Pool #MA5195 5.500% 5/20/48	109,663	112,207
Pool #MA5469 5.500% 9/20/48	403	410
Pool #MA5531 5.500% 10/20/48	10,190	10,395
Pool #MA5598 5.500% 11/20/48	49,208	50,180
Pool #MA5654 5.500% 12/20/48	137,783	140,462
Pool #MA5713 5.500% 1/20/49	33,725	34,370
Pool #MA5820 5.500% 3/20/49	35,814	36,477
Government National Mortgage Association II TBA
2.000% 10/20/52 (f)	1,370,000	1,141,167
2.500% 10/20/52 (f)	950,000	816,332
3.000% 10/20/52 (f)	1,150,000	1,015,773
3.500% 10/20/52 (f)	895,000	813,471
4.000% 10/20/52 (f)	270,000	251,986
4.500% 10/20/52 (f)	1,825,000	1,745,299
5.000% 10/20/52 (f)	1,225,000	1,197,437
5.500% 10/20/52 (f)	3,975,000	3,968,789
Uniform Mortgage Backed Securities TBA
1.500% 10/18/37 (f)	475,000	407,090
2.000% 10/13/52 (f)	4,225,000	3,420,930
2.500% 10/18/37 (f)	580,000	524,900
2.500% 10/13/52 (f)	3,730,000	3,132,326
3.000% 10/18/37 (f)	435,000	403,802
3.000% 10/13/52 (f)	3,115,000	2,710,050
3.500% 10/13/52 (f)	1,125,000	1,012,148
4.000% 10/18/37 (f)	380,000	366,403
4.000% 10/13/52 (f)	875,000	811,426
4.500% 10/13/52 (f)	215,000	204,653
5.000% 10/13/52 (f)	1,665,000	1,620,773
		110,280,644

	Principal Amount	Value
Whole Loans — 1.0%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2021-HQA1, Class M1, 30 day SOFR + .700% 2.981% FRN 8/25/33 (b)	$36,798	$36,701
Series 2022-DNA1, Class M1B, 30 day SOFR + 1.850% 4.131% FRN 1/25/42 (b)	535,000	486,227
Series 2021-DNA2, Class M2, 30 day SOFR + 2.300% 4.581% FRN 8/25/33 (b)	260,000	250,537
Series 2022-DNA2, Class M1B, 30 day SOFR + 2.400% 4.681% FRN 2/25/42 (b)	1,325,000	1,243,360
Series 2022-DNA5, Class M1A, 30 day SOFR + 2.950% 5.231% FRN 6/25/42 (b)	785,789	785,585
Federal National Mortgage Association Connecticut Avenue Securities Trust
Series 2022-R01, Class 1M1, 30 day SOFR + 1.000% 3.281% FRN 12/25/41 (b)	88,783	86,785
Series 2022-R02, Class 2M1, 30 day SOFR + 1.200% 3.481% FRN 1/25/42 (b)	1,038,171	1,022,072
Series 2021-R03, Class 1M2, 30 day SOFR + 1.650% 3.931% FRN 12/25/41 (b)	345,000	313,486
Series 2017-C04, Class 2ED2, 1 mo. USD LIBOR + 1.100% 4.184% FRN 11/25/29	500,582	496,250
Series 2022-R03, Class 1M1, 30 day SOFR + 2.100% 4.381% FRN 3/25/42 (b)	264,682	261,873
Series 2017-C02, Class 2ED3, 1 mo. USD LIBOR + 1.350% 4.434% FRN 9/25/29	29,081	29,065
Series 2017-C06, Class 1M2B, 1 mo. USD LIBOR + 2.650% 5.734% FRN 2/25/30	401,496	403,744
		5,415,685

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $126,633,023)		115,971,832

The accompanying notes are an integral part of the financial statements.

57

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 17.2%
U.S. Treasury Bonds & Notes — 17.2%
U.S. Treasury Bond
2.250% 2/15/52	$10,545,000	$7,659,955
2.875% 5/15/52 (i)	9,080,000	7,617,269
3.000% 8/15/52	8,900,000	7,685,985
3.250% 5/15/42	6,685,000	5,933,982
3.375% 8/15/42 (d)	6,545,000	5,931,406
U.S. Treasury Note
0.625% 10/15/24	1,205,000	1,120,085
1.000% 12/15/24	8,465,000	7,888,983
1.125% 1/15/25	11,130,000	10,368,291
1.750% 3/15/25	2,110,000	1,986,697
2.750% 7/31/27	6,325,000	5,959,830
3.000% 7/15/25 (i)	12,600,000	12,180,657
3.125% 8/31/27 (d)	10,465,000	10,043,947
3.250% 6/30/27	12,240,000	11,804,906
		96,181,993

TOTAL U.S. TREASURY OBLIGATIONS (Cost $103,470,196)		96,181,993

TOTAL BONDS & NOTES (Cost $616,072,860)		531,474,208

	Number of Shares
MUTUAL FUNDS — 2.6%
Diversified Financial Services— 2.6%
State Street Navigator Securities Lending Government Money Market Portfolio (j)	14,276,024	14,276,024

TOTAL MUTUAL FUNDS (Cost $14,276,024)		14,276,024

TOTAL LONG-TERM INVESTMENTS (Cost $630,348,884)		545,750,232

	Principal Amount
SHORT-TERM INVESTMENTS — 7.5%
Commercial Paper — 0.2%
Rogers Communications, Inc. (b)	$1,200,000	1,195,330

	Number of Shares	Value
Mutual Fund — 6.6%
T. Rowe Price Government Reserve Investment Fund	37,014,156	$37,014,156
	Principal Amount
Repurchase Agreement — 0.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (k)	$3,082,003	3,082,003
U.S. Treasury Bill — 0.2%
U.S. Treasury Bill
1.465% 1/26/23 (l)	900,000	890,296

TOTAL SHORT-TERM INVESTMENTS (Cost $42,186,871)		42,181,785

TOTAL INVESTMENTS — 105.3% (Cost $672,535,755) (m)		587,932,017

Less Unfunded Loan Commitments — (0.0)%		(34,001)

NET INVESTMENTS — 105.3% (Cost $672,501,754)		587,898,016

Other Assets/(Liabilities) — (5.3)%		(29,407,268)

NET ASSETS — 100.0%		$558,490,748

Abbreviation Legend

CLO	Collateralized Loan Obligation
FRN	Floating Rate Note
REMICS	Real Estate Mortgage Investment Conduits
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Unfunded or partially unfunded loan commitments.
(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $155,939,627 or 27.92% of net assets.

(c)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(d)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2022, was $14,463,396 or 2.59% of net assets. The Fund received $496,881 of non-cash collateral (U.S. Treasury and/or Agency

The accompanying notes are an integral part of the financial statements.

58

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (continued)

obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(e)	Security is perpetual and has no stated maturity date.
(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(g)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2022.

(h)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(i)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(j)	Represents investment of security lending cash collateral. (Note 2).
(k)

Maturity value of $3,082,216. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 3/30/23, and an aggregate market value, including accrued interest, of $3,143,736.

(l)	The rate shown represents yield-to-maturity.
(m)	See Note 6 for aggregate cost for federal tax purposes.

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.*	10/21/22	JPY	11,305,037	USD	80,165	$(1,931)
Barclays Bank PLC*	10/07/22	USD	617,271	CLP	573,012,760	25,477
Barclays Bank PLC*	10/07/22	USD	446,039	TWD	13,041,742	35,204
Barclays Bank PLC*	11/25/22	USD	1,176,515	SEK	11,723,503	117,384
Barclays Bank PLC*	12/02/22	USD	243,935	BRL	1,275,880	10,510
Barclays Bank PLC*	12/16/22	USD	213,319	SGD	305,473	432
BNP Paribas SA*	10/07/22	USD	1,220,072	CLP	1,146,025,520	36,484
BNP Paribas SA*	10/07/22	CLP	970,734,082	USD	1,023,722	(21,170)
BNP Paribas SA*	10/21/22	JPY	204,697,459	USD	1,475,373	(58,814)
BNP Paribas SA*	10/21/22	USD	5,691,074	JPY	784,081,474	265,029
BNP Paribas SA*	10/21/22	USD	4,464,584	AUD	6,508,598	300,640
BNP Paribas SA*	10/21/22	USD	3,251,818	CAD	4,196,226	214,184
BNP Paribas SA*	11/18/22	USD	1,747,257	PLN	8,142,918	116,181
BNP Paribas SA*	11/25/22	USD	7,836,546	GBP	6,456,436	622,246
BNP Paribas SA*	12/09/22	MYR	890,000	USD	192,378	25
BNP Paribas SA*	12/09/22	USD	2,482,532	MYR	11,075,026	88,294
BNP Paribas SA*	12/16/22	SGD	200,000	USD	139,667	(285)
BNP Paribas SA*	1/19/23	USD	643,812	CLP	640,463,728	(4,484)
Citibank N.A.*	10/07/22	USD	870,467	INR	68,719,850	26,004
Citibank N.A.*	10/07/22	INR	4,687,005	USD	57,180	416
Citibank N.A.*	10/07/22	CLP	166,243,623	USD	181,323	(9,631)
Citibank N.A.*	10/14/22	ZAR	5,874,836	USD	338,371	(14,089)
Citibank N.A.*	10/14/22	USD	1,656,970	CNH	11,107,000	101,203
Citibank N.A.*	10/14/22	CNH	12,651,203	USD	1,749,673	22,392
Citibank N.A.*	10/14/22	USD	1,870,879	HUF	796,017,425	32,062
Citibank N.A.*	10/20/22	USD	4,063,105	ILS	14,266,780	57,420
Citibank N.A.*	10/20/22	ILS	14,019,167	USD	4,052,952	(116,788)
Citibank N.A.*	10/21/22	CAD	238,000	USD	173,231	(944)
Citibank N.A.*	10/21/22	USD	383,605	AUD	557,534	26,916
Citibank N.A.*	10/21/22	USD	101,733	CHF	100,000	234
Citibank N.A.*	11/18/22	USD	397,524	RSD	46,140,575	11,637
Citibank N.A.*	11/25/22	EUR	1,583,000	USD	1,556,627	380
Citibank N.A.*	11/25/22	USD	3,519,552	GBP	3,109,000	45,615
Citibank N.A.*	12/09/22	USD	1,418,491	THB	53,896,000	(16,209)

The accompanying notes are an integral part of the financial statements.

59

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Citibank N.A.*	12/16/22	USD	187,778	RSD	22,154,963	$2,600
Citibank N.A.*	12/16/22	USD	594,493	SGD	854,394	(944)
Citibank N.A.*	1/13/23	CNH	1,564,000	USD	219,898	(378)
Citibank N.A.*	1/13/23	USD	1,754,243	CNH	12,651,203	(21,454)
Citibank N.A.*	1/19/23	USD	4,075,339	ILS	14,019,167	107,933
Citibank N.A.*	1/19/23	USD	807,718	INR	66,322,450	208
Deutsche Bank AG*	10/07/22	INR	106,125,875	USD	1,328,215	(24,088)
Deutsche Bank AG*	11/25/22	USD	1,640,539	EUR	1,642,000	25,501
Deutsche Bank AG*	11/25/22	EUR	642,000	USD	656,246	(24,788)
Deutsche Bank AG*	1/19/23	CLP	144,073,997	USD	146,399	(563)
Deutsche Bank AG*	1/19/23	USD	47,474	INR	3,905,835	(82)
Goldman Sachs International*	10/07/22	TWD	25,522,000	USD	801,052	2,933
Goldman Sachs International*	10/07/22	INR	98,379,966	USD	1,230,965	(22,023)
Goldman Sachs International*	10/07/22	USD	426,967	TWD	12,480,258	33,818
Goldman Sachs International*	10/07/22	USD	961,210	INR	76,276,837	23,883
Goldman Sachs International*	10/07/22	CLP	427,750,646	USD	475,959	(34,188)
Goldman Sachs International*	10/14/22	USD	24,893	CNH	166,903	1,515
Goldman Sachs International*	10/14/22	USD	715,889	MXN	14,476,000	(1,582)
Goldman Sachs International*	11/25/22	GBP	2,844,000	USD	3,296,614	(118,782)
Goldman Sachs International*	12/09/22	USD	885,410	THB	32,120,852	30,359
Goldman Sachs International*	12/16/22	USD	2,519,050	SGD	3,516,947	68,047
Goldman Sachs International*	1/19/23	CLP	135,065,414	USD	135,447	1,270
Goldman Sachs International*	1/19/23	USD	805,217	TWD	25,522,000	(6,011)
Goldman Sachs International*	1/19/23	USD	48,608	INR	4,023,006	(374)
HSBC Bank USA*	10/14/22	HUF	22,790,730	USD	56,694	(4,047)
HSBC Bank USA*	10/14/22	USD	52,871	CNH	354,097	3,273
HSBC Bank USA*	10/14/22	CNH	8,694,538	USD	1,208,330	9,522
HSBC Bank USA*	11/25/22	EUR	494,000	USD	505,812	(19,924)
HSBC Bank USA*	11/25/22	USD	17,922,269	EUR	17,343,180	863,870
HSBC Bank USA*	11/25/22	USD	7,837,048	GBP	6,456,436	622,748
HSBC Bank USA*	12/09/22	USD	430,286	THB	15,640,883	13,929
HSBC Bank USA*	12/09/22	USD	3,456,827	MYR	15,500,944	105,779
HSBC Bank USA*	1/13/23	USD	1,211,538	CNH	8,694,538	(8,810)
JP Morgan Chase Bank N.A.*	10/14/22	CNH	3,928,258	USD	543,463	6,772
JP Morgan Chase Bank N.A.*	10/21/22	JPY	23,756,000	USD	164,400	(2)
JP Morgan Chase Bank N.A.*	10/21/22	USD	296,327	NOK	2,939,186	26,374
JP Morgan Chase Bank N.A.*	12/09/22	MYR	133,555	USD	29,388	(516)
JP Morgan Chase Bank N.A.*	1/13/23	USD	544,850	CNH	3,928,258	(6,512)
Morgan Stanley & Co. LLC*	10/21/22	USD	7,155,674	JPY	986,662,772	327,714
Morgan Stanley & Co. LLC*	11/25/22	USD	268,195	EUR	259,631	12,828
Morgan Stanley & Co. LLC*	11/25/22	GBP	71,000	USD	81,314	(1,980)
Morgan Stanley & Co. LLC*	12/02/22	USD	238,815	BRL	1,256,837	8,873
Royal Bank of Canada*	11/25/22	USD	31,335	EUR	31,127	719
State Street Bank and Trust*	10/14/22	ZAR	21,608,618	USD	1,256,737	(63,972)
State Street Bank and Trust*	10/14/22	CNY	11,838,000	USD	1,714,365	(44,844)
State Street Bank and Trust*	10/14/22	CZK	3,305,000	USD	134,986	(3,434)
State Street Bank and Trust*	10/14/22	USD	122,044	MXN	2,589,874	(6,317)
State Street Bank and Trust*	10/14/22	USD	2,874,249	CZK	71,276,340	37,163
State Street Bank and Trust*	10/14/22	USD	2,072,537	CNY	14,074,000	87,671

The accompanying notes are an integral part of the financial statements.

60

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
State Street Bank and Trust*	10/20/22	ILS	517,000	USD	155,840	$(10,682)
State Street Bank and Trust*	10/20/22	USD	101,370	ILS	344,000	4,785
State Street Bank and Trust*	10/21/22	CAD	1,456,000	USD	1,077,779	(23,786)
State Street Bank and Trust*	10/21/22	JPY	269,431,909	USD	1,982,952	(118,414)
State Street Bank and Trust*	10/21/22	AUD	154,000	USD	105,674	(7,151)
State Street Bank and Trust*	10/21/22	USD	120,820	AUD	173,000	10,141
State Street Bank and Trust*	10/21/22	USD	4,003,263	CAD	5,245,697	205,920
State Street Bank and Trust*	10/21/22	USD	7,696,677	JPY	1,055,300,013	393,731
State Street Bank and Trust*	11/25/22	EUR	3,471,477	USD	3,466,033	(51,558)
State Street Bank and Trust*	11/25/22	SEK	1,987,000	USD	187,694	(8,183)
State Street Bank and Trust*	11/25/22	GBP	893,000	USD	1,040,907	(43,086)
State Street Bank and Trust*	11/25/22	USD	17,380,079	EUR	16,824,696	831,651
UBS AG*	10/07/22	CLP	650,167,724	USD	682,770	(11,291)
UBS AG*	10/07/22	USD	1,250,123	CLP	1,146,025,520	66,534
UBS AG*	10/07/22	USD	806,732	INR	64,196,159	17,858
UBS AG*	10/14/22	ZAR	5,491,971	USD	317,646	(14,497)
UBS AG*	10/14/22	USD	1,098,665	ZAR	18,758,493	63,223
UBS AG*	10/14/22	USD	1,691,998	CNH	11,410,000	93,789
UBS AG*	10/14/22	USD	823,765	MXN	17,213,000	(29,359)
UBS AG*	10/20/22	ILS	74,613	USD	22,135	(1,186)
UBS AG*	10/21/22	JPY	30,161,652	USD	218,720	(9,994)
UBS AG*	10/21/22	CHF	4,488,000	USD	4,630,302	(75,022)
UBS AG*	10/21/22	USD	6,586,766	CAD	8,598,612	362,259
UBS AG*	10/21/22	USD	856,809	JPY	115,411,725	58,130
UBS AG*	10/21/22	CAD	55,820	USD	42,956	(2,548)
UBS AG*	11/25/22	USD	2,331,176	SEK	23,272,029	228,720
UBS AG*	11/25/22	USD	35,770,143	EUR	34,600,076	1,738,213
UBS AG*	11/25/22	EUR	2,658,000	USD	2,633,871	(19,517)
UBS AG*	12/02/22	USD	245,409	BRL	1,275,880	11,983
UBS AG*	12/09/22	USD	1,716,050	THB	61,084,517	89,993
UBS AG*	12/09/22	THB	58,756,000	USD	1,628,718	(64,646)
UBS AG*	1/19/23	USD	840,148	INR	68,837,555	2,016
UBS AG*	1/19/23	USD	668,670	CLP	650,167,724	10,552
						$7,620,289

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
Euro-BOBL	12/08/22	71	$8,547,583	$(214,952)
Euro-BTP	12/08/22	40	4,587,354	(197,514)
Euro-Bund	12/08/22	28	3,977,915	(177,555)
Australia 3 Year Bond	12/15/22	106	7,275,748	(50,525)
Canada 10 Year Bond	12/19/22	43	3,894,854	(47,625)
Korea 3 Year Bond	12/20/22	161	11,603,826	(139,033)
U.S. Treasury Long Bond	12/20/22	237	30,997,505	(1,039,224)

The accompanying notes are an integral part of the financial statements.

61

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
U.S. Treasury Ultra 10 Year	12/20/22	93	$11,665,523	$(646,476)
UK Long Gilt	12/28/22	4	477,783	(47,241)
				$(2,560,145)
Short
Euro-Schatz	12/08/22	78	$(8,268,730)	$76,619
U.S. Treasury Note 10 Year	12/20/22	20	(2,276,143)	34,893
U.S. Treasury Note 2 Year	12/30/22	229	(47,055,872)	21,419
				$132,931

Centrally Cleared Credit Default Swaps - Buy Protection

Reference Obligation/Index	Rate Paid by Fund	Payment Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
BASF Chemicals Co.	1.000%	Quarterly	6/20/2027	EUR	139,000	$2,439	$2,621	$(182)
iTraxx Europe Crossover Series 38†	1.000%	Quarterly	12/20/2027	EUR	8,025,000	176,432	123,033	53,399
iTraxx Europe Crossover Series 38†	5.000%	Quarterly	12/20/2027	EUR	3,735,000	197,425	142,275	55,150
Lanxess Chemicals Co.	1.000%	Quarterly	12/20/2027	EUR	400,000	32,724	33,676	(952)
						$409,020	$301,605	$107,415

Centrally Cleared Credit Default Swaps - Sell Protection††

Reference Obligation/ Index	Rate Received by Fund	Payment Frequency	Termination Date	Credit Rating	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Republic of Indonesia	1.000%	Quarterly	12/20/27	NR**	USD	2,070,000	$(87,970)	$(28,281)	$(59,689)
Republic of Mexico	1.000%	Quarterly	12/20/27	NR**	USD	5,176,000	(219,968)	(181,872)	(38,096)
CDX.NA.IG Series 39†	1.000%	Quarterly	12/20/27	BBB+**	USD	5,015,000	(17,485)	(13,233)	(4,252)
							$(325,423)	$(223,386)	$(102,037)

The accompanying notes are an integral part of the financial statements.

62

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

OTC Credit Default Swaps-Sell Protection††

Reference Obligation/ Index	Rate Received by Fund	Payment Frequency	Counterparty	Credit Rating	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Republic of Greece	1.000%	Quarterly	Bank of America N.A.*	BB**	12/20/24	USD	151,000	$(473)	$(4,578)	$4,105
Republic of Greece	1.000%	Quarterly	Bank of America N.A.*	BB**	12/20/24	USD	303,000	(950)	(9,187)	8,237
Republic of Greece	1.000%	Quarterly	Bank of America N.A.*	BB**	12/20/24	USD	152,000	(476)	(10,490)	10,014
Republic of Greece	1.000%	Quarterly	Bank of America N.A.*	BB**	12/20/29	USD	225,000	(17,305)	(11,045)	(6,260)
Republic of Greece	1.000%	Quarterly	Bank of America N.A.*	BB**	12/20/29	USD	225,000	(17,305)	(11,239)	(6,066)
Republic of Greece	1.000%	Quarterly	Barclays Bank PLC*	BB**	6/20/24	USD	135,000	(91)	(8,192)	8,101
Republic of Greece	1.000%	Quarterly	Barclays Bank PLC*	BB**	6/20/24	USD	67,500	(46)	(3,879)	3,833
Republic of Greece	1.000%	Quarterly	Barclays Bank PLC*	BB**	6/20/24	USD	67,500	(46)	(3,879)	3,833
Republic of Greece	1.000%	Quarterly	Barclays Bank PLC*	BB**	12/20/24	USD	450,000	(1,410)	(2,504)	1,094
Republic of Greece	1.000%	Quarterly	Citibank N.A.*	BB**	6/20/25	USD	150,000	(1,187)	(9,034)	7,847
Republic of Greece	1.000%	Quarterly	Citibank N.A.*	BB**	6/20/25	USD	75,000	(594)	(4,350)	3,756
Republic of Greece	1.000%	Quarterly	Citibank N.A.*	BB**	12/20/25	USD	300,000	(3,768)	(281)	(3,487)
Barclays Bank PLC	1.000%	Quarterly	JP Morgan Chase Bank N.A.*	A+**	6/20/24	EUR	100,000	80	1,278	(1,198)
Republic of Greece	1.000%	Quarterly	Morgan Stanley & Co. LLC*	BB**	12/20/24	USD	134,000	(420)	(993)	573
Republic of Greece	1.000%	Quarterly	Morgan Stanley & Co. LLC*	BB**	6/20/25	USD	94,000	(744)	(4,498)	3,754
								$(44,735)	$(82,871)	$38,136

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
3-Month CNREPOFIX=CFXS-Reuters	Quarterly	Fixed 2.558%	Quarterly	7/17/25	CNY	30,000,000	$30,245	$—	$30,245
3-Month CNREPOFIX=CFXS-Reuters	Quarterly	Fixed 2.600%	Quarterly	8/06/25	CNY	7,500,000	8,775	—	8,775
3-Month CNREPOFIX=CFXS-Reuters	Quarterly	Fixed 2.855%	Quarterly	11/24/25	CNY	26,575,000	57,122	—	57,122

The accompanying notes are an integral part of the financial statements.

63

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
3-Month CNREPOFIX=CFXS-Reuters	Quarterly	Fixed 2.605%	Quarterly	1/15/26	CNY	58,525,000	$61,853	$—	$61,853
3-Month CNREPOFIX=CFXS-Reuters	Quarterly	Fixed 2.780%	Quarterly	6/28/26	CNY	9,775,000	17,509	—	17,509
3-Month CNREPOFIX=CFXS-Reuters	Quarterly	Fixed 2.560%	Quarterly	7/28/26	CNY	2,800,000	1,899	—	1,899
3-Month CNREPOFIX=CFXS-Reuters	Quarterly	Fixed 2.255%	Quarterly	1/26/27	CNY	24,350,000	(25,407)	—	(25,407)
3-Month CNREPOFIX=CFXS-Reuters	Quarterly	Fixed 2.355%	Quarterly	4/15/27	CNY	37,000,000	(19,687)	—	(19,687)
3-Month CNREPOFIX=CFXS-Reuters	Quarterly	Fixed 2.440%	Quarterly	7/27/27	CNY	5,400,000	(1,452)	—	(1,452)
6-Month PRIBOR	Semi-Annually	Fixed 6.180%	Annually	6/21/27	CZK	6,266,000	6,420	—	6,420
6-Month PRIBOR	Semi-Annually	Fixed 6.180%	Annually	6/21/27	CZK	6,266,000	6,420	—	6,420
6-Month PRIBOR	Semi-Annually	Fixed 6.333%	Annually	6/22/27	CZK	12,494,000	15,869	—	15,869
6-Month PRIBOR	Semi-Annually	Fixed 6.285%	Annually	6/22/27	CZK	6,304,000	7,523	—	7,523
6-Month EURIBOR	Semi-Annually	Fixed -0.001%	Annually	10/20/25	EUR	690,000	(59,537)	—	(59,537)
6-Month EURIBOR	Semi-Annually	Fixed -0.001%	Annually	11/04/25	EUR	1,030,000	(88,106)	—	(88,106)
6-Month EURIBOR	Semi-Annually	Fixed -0.057%	Annually	5/19/28	EUR	1,060,000	(163,846)	—	(163,846)
6-Month EURIBOR	Semi-Annually	Fixed -0.101%	Annually	6/01/28	EUR	500,000	(78,796)	—	(78,796)
6-Month EURIBOR	Semi-Annually	Fixed -0.100%	Annually	6/03/28	EUR	365,000	(57,524)	—	(57,524)
6-Month EURIBOR	Semi-Annually	Fixed 0.830%	Annually	3/02/32	EUR	4,300,000	(778,373)	—	(778,373)
6-Month EURIBOR	Semi-Annually	Fixed 1.222%	Annually	4/04/32	EUR	1,350,000	(205,465)	—	(205,465)
6-Month EURIBOR	Semi-Annually	Fixed 1.626%	Annually	4/21/32	EUR	946,000	(113,076)	—	(113,076)
6-Month EURIBOR	Semi-Annually	Fixed 1.640%	Annually	5/02/32	EUR	950,000	(112,615)	—	(112,615)
28 Day-MXN-TIIE-Banxico	Monthly	Fixed 5.499%	Monthly	5/04/27	MXN	15,000,000	(106,130)	—	(106,130)
Fixed 3.090%	Annually	6-Month WIBOR	Semi-Annually	2/20/28	PLN	1,070,000	37,001	—	37,001
Fixed 2.850%	Annually	6-Month WIBOR	Semi-Annually	4/06/28	PLN	100,000	3,733	—	3,733

The accompanying notes are an integral part of the financial statements.

64

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Fixed 2.920%	Annually	6-Month WIBOR	Semi-Annually	5/07/28	PLN	200,000	$7,408	$—	$7,408
Fixed 3.030%	Annually	6-Month WIBOR	Semi-Annually	5/18/28	PLN	300,000	10,853	—	10,853
Fixed 1.715%	Annually	6-Month WIBOR	Semi-Annually	9/24/29	PLN	1,700,000	96,419	—	96,419
Fixed 1.780%	Annually	6-Month WIBOR	Semi-Annually	10/22/29	PLN	823,529	46,416	—	46,416
Fixed 1.775%	Annually	6-Month WIBOR	Semi-Annually	10/22/29	PLN	1,176,471	66,373	—	66,373
							$(1,328,176)	$—	$(1,328,176)

*	Contracts are subject to a master netting agreement or similar agreement.
**

Rating represents a weighted average of the ratings of all securities included in the underlying index for the credit default swap. Ratings used in the weighted average are from Moody’s Investors Service, Inc., S&P Global Ratings, or Fitch Ratings, whichever is the highest for each constituent. All ratings are as of the report date and do not reflect subsequent changes.

†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††

For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Yuan
CNY	Chinese Yuan Renminbi
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PLN	Polish Zloty
RSD	Serbian dinar
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TWD	Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

The accompanying notes are an integral part of the financial statements.

65

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments
September 30, 2022

	Principal Amount	Value
BONDS & NOTES — 94.4%
CORPORATE DEBT — 31.9%
Bermuda — 0.3%
Ooredoo International Finance Ltd.
2.625% 4/08/31 (a)	$260,000	$214,760
Brazil — 0.8%
Globo Comunicacao e Participacoes SA
4.875% 1/22/30 (a)	850,000	639,625
British Virgin Islands — 0.3%
State Grid Overseas Investment BVI Ltd.
3.500% 5/04/27 (a)	200,000	190,770
Canada — 0.3%
MEGlobal Canada ULC
5.875% 5/18/30 (a)	200,000	198,000
Cayman Islands — 2.3%
Cosan Overseas Ltd.
8.250% (a) (b)	100,000	98,250
DP World Crescent Ltd.
3.875% 7/18/29 (a)	300,000	271,154
H World Group Ltd., Convertible,
3.000% 5/01/26	129,000	140,392
Health & Happiness H&H International Holdings Ltd.
5.625% 10/24/24 (a)	200,000	159,000
Lamar Funding Ltd.
3.958% 5/07/25 (a)	500,000	464,343
Lima Metro Line 2 Finance Ltd.
5.875% 7/05/34 (a)	96,012	90,911
Sea Ltd., Convertible,
0.250% 9/15/26 (c)	305,000	211,213
Tencent Holdings Ltd.
3.290% 6/03/60 (a)	200,000	113,940
3.840% 4/22/51 (a)	275,000	179,603
		1,728,806
Chile — 3.1%
AES Andes SA 5 year USD Swap + 4.644%
7.125% VRN 3/26/79 (a)	650,000	570,001
Agrosuper SA
4.600% 1/20/32 (a)	200,000	161,964
Banco Santander Chile
3.177% 10/26/31 (a)	375,000	297,566
Celulosa Arauco y Constitucion SA
4.200% 1/29/30 (a)	200,000	164,000
5.150% 1/29/50 (a)	250,000	176,375
Corp. Nacional del Cobre de Chile
3.150% 1/14/30 (a)	200,000	166,716

	Principal Amount	Value
Empresa De Los Ferrocarr
3.068% 8/18/50 (a)	$450,000	$252,931
Empresa de Transporte de Pasajeros Metro SA
3.693% 9/13/61 (a)	200,000	117,026
4.700% 5/07/50 (a)	200,000	150,720
VTR Comunicaciones SpA
4.375% 4/15/29 (a)	250,000	155,000
5.125% 1/15/28 (a)	200,000	135,000
		2,347,299
Colombia — 1.8%
Banco Davivienda SA 10 year CMT + 5.097%
6.650% VRN (a) (b)	400,000	292,493
Banco de Bogota SA
6.250% 5/12/26 (a)	250,000	233,750
Bancolombia SA 5 year CMT + 2.944%
4.625% VRN 12/18/29 (c)	200,000	168,000
Ecopetrol SA
4.625% 11/02/31	355,000	247,790
5.875% 5/28/45	745,000	452,513
		1,394,546
Hong Kong — 0.2%
Lenovo Group Ltd.
3.421% 11/02/30 (a)	200,000	151,642
India — 1.4%
Adani International Container Terminal Pvt Ltd.
3.000% 2/16/31 (a)	515,625	395,957
Adani Ports & Special Economic Zone Ltd.
4.200% 8/04/27 (a)	200,000	175,080
4.375% 7/03/29 (a)	200,000	166,396
Bharti Airtel Ltd.
3.250% 6/03/31 (a)	400,000	320,492
		1,057,925
Indonesia — 0.9%
Bank Negara Indonesia Persero Tbk PT
3.750% 3/30/26 (a)	213,000	188,545
Pertamina Persero PT
5.625% 5/20/43 (a)	200,000	169,226
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.000% 6/30/50 (a)	200,000	120,300
6.150% 5/21/48 (a)	200,000	165,440
		643,511
Ireland — 0.4%
LCPR Senior Secured Financing DAC
5.125% 7/15/29 (a) (c)	400,000	301,227

The accompanying notes are an integral part of the financial statements.

66

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Israel — 0.8%
ICL Group Ltd.
6.375% 5/31/38 (a)	$150,000	$142,722
ICL Group Ltd.
6.375% 5/31/38 (a)	200,000	190,296
Leviathan Bond Ltd.
6.125% 6/30/25 (a)	300,000	282,000
		615,018
Jamaica — 0.2%
TransJamaican Highway Ltd.
5.750% 10/10/36 (a)	144,155	115,950
Kazakhstan — 1.0%
KazMunayGas National Co. JSC
3.500% 4/14/33 (a)	400,000	262,744
5.750% 4/19/47 (a)	500,000	332,682
6.375% 10/24/48 (a)	230,000	159,879
		755,305
Mauritius — 0.5%
Greenko Power II Ltd.
4.300% 12/13/28 (a)	254,150	199,508
HTA Group Ltd/Mauritius
7.000% 12/18/25 (a)	200,000	173,500
		373,008
Mexico — 9.0%
Axtel SAB de CV
6.375% 11/14/24 (a)	200,000	139,915
Banco Mercantil Del Norte SA
5 year CMT + 4.967% 6.750% VRN (a) (b)	200,000	186,038
10 year CMT + 7.760% 8.375% VRN (a) (b)	200,000	183,000
BBVA Bancomer SA
5 year CMT + 2.650% 5.125% VRN 1/18/33 (a)	600,000	496,299
5 year CMT + 4.308% 5.875% VRN 9/13/34 (a)	200,000	171,147
Cemex SAB de CV
5.450% 11/19/29 (a)	200,000	178,750
Cometa Energia SA de CV
6.375% 4/24/35 (a)	350,400	316,041
Industrias Penoles SAB de CV
4.750% 8/06/50 (a)	200,000	142,400
Infraestructura Energetica Nova SAPI de CV
4.875% 1/14/48 (a)	300,000	206,178
Mexico City Airport Trust
5.500% 7/31/47 (a)	1,742,000	1,088,227

	Principal Amount	Value
Petroleos Mexicanos
4.500% 1/23/26	$500,000	$430,750
6.500% 3/13/27	1,200,000	1,005,000
6.500% 6/02/41	3,585,000	2,078,583
6.750% 9/21/47	400,000	223,208
		6,845,536
Netherlands — 0.7%
Minejesa Capital BV
5.625% 8/10/37 (a)	500,000	357,500
Petrobras Global Finance BV
5.500% 6/10/51 (c)	185,000	131,500
		489,000
Panama — 0.7%
Aeropuerto Internacional de Tocumen SA
4.000% 8/11/41 (a)	200,000	147,642
Banco General SA 10 year CMT + 3.665%
5.250% VRN (a) (b)	200,000	170,827
Banco Nacional de Panama
2.500% 8/11/30 (a)	310,000	227,479
		545,948
Paraguay — 0.2%
Telfon Celuar Del Paragu SA
5.875% 4/15/27 (a)	200,000	177,576
Peru — 0.2%
Consorcio Transmantaro SA
4.700% 4/16/34 (a)	200,000	172,613
Philippines — 1.2%
Globe Telecom, Inc.
3.000% 7/23/35 (a)	400,000	285,000
International Container Terminal Services, Inc.
4.750% 6/17/30 (a)	400,000	359,000
Manila Water Co., Inc.
4.375% 7/30/30 (a)	300,000	261,750
		905,750
Qatar — 0.4%
Qatar Energy
3.125% 7/12/41 (a)	450,000	328,179
Saudi Arabia — 1.1%
Saudi Arabian Oil Co.
3.500% 4/16/29 (a)	200,000	180,471
4.250% 4/16/39 (a)	800,000	685,000
		865,471
Sri Lanka — 0.2%
SriLankan Airlines Ltd.
7.000% 6/25/24 (a)	300,000	174,000

The accompanying notes are an integral part of the financial statements.

67

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Thailand — 1.2%
Bangkok Bank PCL 5 year CMT + 1.900%
3.733% VRN 9/25/34 (a)	$375,000	$307,354
Bangkok Bank PCL/Hong Kong 5 year CMT + 2.150%
3.466% VRN 9/23/36 (a)	200,000	154,405
Thaioil Treasury Center Co. Ltd.
3.500% 10/17/49 (a)	600,000	345,156
3.500% 10/17/49 (a)	200,000	115,052
		921,967
United Arab Emirates — 1.4%
Acwa Power Management And Investments One Ltd.
5.950% 12/15/39 (a)	299,400	267,647
Emirates NBD Bank PJSC 6 year CMT + 3.656
6.125% (a) (b)	200,000	192,904
Oztel Holdings SPC Ltd.
6.625% 4/24/28 (a)	200,000	193,396
Ruwais Power Co. PJSC
6.000% 8/31/36 (a)	400,000	429,800
		1,083,747
United States — 0.9%
Citgo Holding, Inc.
9.250% 8/01/24 (a) (c)	165,000	163,795
Kosmos Energy Ltd.
7.125% 4/04/26 (a)	200,000	164,000
MercadoLibre, Inc., Convertible,
2.000% 8/15/28	90,000	177,165
Periama Holdings LLC
5.950% 4/19/26 (a)	200,000	172,500
		677,460
Venezuela — 0.4%
Petroleos de Venezuela SA
5.375% 4/12/27 (a) (d)	900,000	18,000
6.000% 5/16/24 (a) (d)	2,400,000	48,000
6.000% 11/15/26 (a) (d)	1,750,000	35,000
8.500% 10/27/20 (a) (d)	250,000	42,500
9.000% 11/17/21 (a) (d)	4,990,000	99,800
9.750% 5/17/35 (a) (d)	150,000	3,000
12.750% 2/17/22 (a) (d)	1,500,000	30,000
		276,300

TOTAL CORPORATE DEBT (Cost $33,759,610)		24,190,939

	Principal Amount	Value
SOVEREIGN DEBT OBLIGATIONS — 62.5%
Albania — 1.1%
Albania Government International Bond
3.500% 6/16/27 EUR (a) (e)	$190,000	$161,118
3.500% 11/23/31 EUR (a) (e)	600,000	429,074
3.500% 11/23/31 EUR (a) (e)	390,000	278,898
		869,090
Angola — 2.4%
Angolan Government International Bond
8.000% 11/26/29 (a)	200,000	150,044
8.250% 5/09/28 (a)	925,000	727,328
8.750% 4/14/32 (a)	200,000	147,900
9.125% 11/26/49 (a)	300,000	201,606
9.500% 11/12/25 (a)	600,000	559,620
		1,786,498
Argentina — 0.8%
Argentine Republic Government International Bond
0.000% 12/15/35	845,000	2,788
0.500% STEP 7/09/30	396,224	79,577
1.500% STEP 7/09/35	649,923	118,244
3.875% STEP 1/09/38	1,677,891	393,901
		594,510
Austria — 0.2%
Republic of Austria Government Bond
0.850% 6/30/20 EUR (a) (e)	400,000	166,742
Bahamas — 1.1%
Bahamas Government International Bond
6.000% 11/21/28 (a)	1,075,000	645,017
9.000% 6/16/29 (a)	300,000	208,113
		853,130
Bahrain — 2.9%
Bahrain Government International Bond
5.625% 5/18/34 (a)	900,000	703,436
6.750% 9/20/29 (a)	350,000	326,291
7.000% 10/12/28 (a)	1,075,000	1,030,119
7.500% 9/20/47 (a)	200,000	158,430
		2,218,276
Barbados — 0.1%
Barbados Government International Bond
6.500% 10/01/29 (a)	75,000	65,986
Benin — 0.3%
Benin Government International Bond
4.875% 1/19/32 EUR (a) (e)	340,000	226,678

The accompanying notes are an integral part of the financial statements.

68

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Brazil — 0.2%
Brazilian Government International Bond
5.000% 1/27/45	$240,000	$174,292
Chile — 0.6%
Bonos de la Tesoreria de la Republica en pesos
4.700% 9/01/30 CLP (a) (e)	165,000,000	56,025
5.800% 6/01/24 CLP (a) (e)	100,000,000	99,984
Chile Government International Bond
3.500% 1/31/34	200,000	163,435
4.000% 1/31/52	200,000	146,129
		465,573
Colombia — 2.6%
Colombia Government International Bond
3.000% 1/30/30	800,000	572,969
3.125% 4/15/31	400,000	277,300
4.125% 5/15/51	925,000	496,648
4.500% 1/28/26	200,000	183,050
5.000% 6/15/45	350,000	211,924
5.625% 2/26/44	400,000	264,326
		2,006,217
Costa Rica — 0.2%
Costa Rica Government International Bond
5.625% 4/30/43 (a)	200,000	142,376
Dominican Republic — 5.6%
Dominican Republic International Bond
4.500% 1/30/30 (a)	655,000	514,965
4.875% 9/23/32 (a)	1,225,000	921,021
4.875% 9/23/32 (a)	950,000	714,261
5.500% 2/22/29 (a)	165,000	142,083
5.875% 1/30/60 (a)	1,175,000	774,387
6.500% 2/15/48 (a)	300,000	220,944
6.850% 1/27/45 (a)	1,250,000	971,416
		4,259,077
Ecuador — 1.5%
Ecuador Government International Bond
0.000% 7/31/30 (a)	165,446	47,456
1.500% STEP 7/31/40 (a)	408,900	119,603
2.500% STEP 7/31/35 (a)	1,358,550	447,102
2.500% STEP 7/31/35 (a)	50,000	16,455
5.500% STEP 7/31/30 (a)	1,002,100	471,805
		1,102,421

	Principal Amount	Value
Egypt — 1.7%
Egypt Government International Bond
5.875% 2/16/31 (a)	$200,000	$115,949
5.875% 2/16/31 (a)	200,000	115,950
6.588% 2/21/28 (a)	250,000	174,962
7.600% 3/01/29 (a)	275,000	192,026
8.500% 1/31/47 (a)	550,000	304,963
8.500% 1/31/47 (a)	640,000	354,866
		1,258,716
El Salvador — 0.8%
El Salvador Government International Bond
5.875% 1/30/25 (a)	715,000	386,100
6.375% 1/18/27 (a)	125,000	46,225
7.650% 6/15/35 (a)	100,000	33,132
7.650% 6/15/35 (a)	360,000	119,273
		584,730
Ghana — 0.2%
Ghana Government International Bond
8.125% 1/18/26 (a)	100,000	50,000
8.125% 1/18/26 (a)	200,000	100,000
		150,000
Guatemala — 0.9%
Guatemala Government Bond
4.875% 2/13/28 (a)	400,000	361,142
5.250% 8/10/29 (a)	200,000	179,173
5.375% 4/24/32 (a)	200,000	173,634
		713,949
Hungary — 0.3%
Hungary Government International Bond
2.125% 9/22/31 (a)	355,000	242,339
India — 2.1%
Export Import Bank of India
2.250% 1/13/31 (a)	205,000	153,717
3.250% 1/15/30 (a)	1,500,000	1,251,537
Export-Import Bank of India
2.250% 1/13/31 (a)	200,000	149,968
		1,555,222
Indonesia — 5.2%
Indonesia Government International Bond
4.625% 4/15/43 (a)	1,400,000	1,187,208
Perusahaan Penerbit SBSN Indonesia
3.800% 6/23/50 (a)	200,000	145,065
4.450% 2/20/29 (a)	775,000	742,062
4.550% 3/29/26 (a)	1,350,000	1,321,347

The accompanying notes are an integral part of the financial statements.

69

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Perusahaan Penerbit SBSN Indonesia III
2.800% 6/23/30 (a)	$650,000	$548,438
		3,944,120
Ivory Coast — 2.6%
Ivory Coast Government International Bond
6.125% 6/15/33 (a)	2,200,000	1,672,000
6.625% 3/22/48 EUR (a) (e)	525,000	302,284
		1,974,284
Jamaica — 1.2%
Jamaica Government International Bond
6.750% 4/28/28	200,000	207,172
8.000% 3/15/39	500,000	546,721
8.000% 3/15/39	175,000	191,352
		945,245
Jordan — 1.6%
Jordan Government International Bond
5.850% 7/07/30 (a)	1,200,000	975,000
7.750% 1/15/28 (a)	240,000	226,548
		1,201,548
Lebanon — 0.1%
Lebanon Government International Bond
6.000% 1/27/23 (a) (d)	1,000,000	56,700
Mongolia — 0.7%
Mongolia Government International Bond
4.450% 7/07/31 (a)	750,000	519,451
Morocco — 2.2%
Morocco Government International Bond
3.000% 12/15/32 (a)	600,000	420,000
3.000% 12/15/32 (a)	625,000	437,500
4.000% 12/15/50 (a)	1,425,000	811,652
		1,669,152
Nigeria — 0.6%
Nigeria Government International Bond
7.875% 2/16/32 (a)	750,000	480,195
Oman — 3.6%
Oman Government International Bond
4.750% 6/15/26 (a)	600,000	558,750
4.750% 6/15/26 (a)	550,000	512,188
5.375% 3/08/27 (a)	200,000	187,819
5.625% 1/17/28 (a)	200,000	185,814
6.500% 3/08/47 (a)	390,000	304,919
6.750% 10/28/27 (a)	200,000	197,250
6.750% 10/28/27 (a)	400,000	394,500
6.750% 1/17/48 (a)	300,000	240,178
7.000% 1/25/51 (a)	200,000	164,797
		2,746,215

	Principal Amount	Value
Pakistan — 0.3%
Pakistan Government International Bond
7.875% 3/31/36 (a)	$562,000	$202,567
Panama — 0.9%
Panama Government International Bond
2.252% 9/29/32	650,000	458,939
4.500% 1/19/63	360,000	237,418
		696,357
Paraguay — 1.3%
Paraguay Government International Bond
4.950% 4/28/31 (a)	400,000	356,637
5.400% 3/30/50 (a)	600,000	443,830
5.400% 3/30/50 (a)	200,000	147,943
		948,410
Peru — 0.9%
Peruvian Government International Bond
2.780% 12/01/60	670,000	363,538
3.300% 3/11/41	300,000	206,875
3.550% 3/10/51	130,000	87,201
		657,614
Philippines — 0.7%
Philippine Government International Bond
2.650% 12/10/45	900,000	556,177
Qatar — 1.4%
Qatar Government International Bond
4.400% 4/16/50 (a)	200,000	175,752
4.400% 4/16/50 (a)	200,000	175,752
4.817% 3/14/49 (a)	800,000	740,000
		1,091,504
Romania — 1.9%
Romanian Government International Bond
2.625% 12/02/40 EUR (a) (e)	50,000	24,995
2.875% 4/13/42 EUR (a) (e)	125,000	62,784
3.000% 2/14/31 (a)	174,000	123,328
3.000% 2/14/31 (a)	500,000	354,391
3.375% 1/28/50 EUR (a) (e)	700,000	352,385
4.000% 2/14/51 (a)	160,000	88,806
4.000% 2/14/51 (a)	722,000	400,736
		1,407,425
Saudi Arabia — 1.1%
Saudi Government International Bond
2.750% 2/03/32 (a)	200,000	169,011
3.750% 1/21/55 (a)	400,000	295,319
5.000% 4/17/49 (a)	400,000	360,000
		824,330

The accompanying notes are an integral part of the financial statements.

70

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Senegal — 1.8%
Senegal Government International Bond
4.750% 3/13/28 EUR (a) (e)	$300,000	$236,947
6.250% 5/23/33 (a)	200,000	149,988
6.250% 5/23/33 (a)	1,350,000	1,012,416
		1,399,351
Serbia — 1.5%
Serbia Government Bond
2.125% 12/01/30 (a)	200,000	130,400
2.125% 12/01/30 (a)	1,500,000	978,000
		1,108,400
South Africa — 1.8%
Republic of South Africa Government International Bond
5.650% 9/27/47	210,000	134,723
5.875% 4/20/32	425,000	350,673
6.250% 3/08/41	400,000	298,360
7.300% 4/20/52	760,000	579,500
		1,363,256
Sri Lanka — 0.8%
Sri Lanka Government International Bond
6.125% 6/03/25 (a)	200,000	53,686
6.125% 6/03/25 (a)	500,000	134,215
6.825% 7/18/26 (a)	200,000	50,163
6.850% 11/03/25 (a)	1,400,000	359,827
		597,891
Suriname — 0.6%
Suriname Government International Bond
9.250% 10/26/26 (a)	631,000	490,918
Turkey — 1.6%
Republic of Turkey
8.600% 9/24/27	275,000	256,768
Turkey Government International Bond
4.250% 4/14/26	200,000	164,375
4.875% 10/09/26	400,000	327,403
4.875% 4/16/43	450,000	253,350
6.000% 1/14/41	350,000	215,390
		1,217,286
Ukraine — 0.3%
Ukraine Government International Bond
0.000% FRN 8/01/41 (a) (f)	115,000	32,056
7.750% 9/01/27 (a)	800,000	157,200
8.994% 2/01/26 (a)	300,000	62,250
		251,506

	Principal Amount	Value
Uzbekistan — 1.4%
Republic of Uzbekistan International Bond
3.900% 10/19/31 (a)	$298,000	$208,600
3.900% 10/19/31 (a)	450,000	315,000
5.375% 2/20/29 (a)	200,000	167,200
5.375% 2/20/29 (a)	400,000	334,400
		1,025,200
Venezuela — 0.2%
Venezuela Government International Bond
7.750% 10/13/19 (a) (d)	1,000,000	65,000
9.250% 9/15/27 (d)	300,000	22,650
11.750% 10/21/26 (a) (d)	300,000	21,750
12.750% 8/23/22 (a) (d)	255,000	17,850
		127,250
Zambia — 0.6%
Zambia Government International Bond
5.375% 9/20/22 (a) (d)	1,025,000	481,750

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $65,457,035)		47,419,924

TOTAL BONDS & NOTES (Cost $99,216,645)		71,610,863

	Number of Shares
MUTUAL FUNDS — 0.9%
Diversified Financial Services — 0.9%
United States — 0.9%
State Street Navigator Securities Lending Government Money Market Portfolio (g)	693,325	693,325

TOTAL MUTUAL FUNDS (Cost $693,325)		693,325

TOTAL LONG-TERM INVESTMENTS (Cost $99,909,970)		72,304,188

The accompanying notes are an integral part of the financial statements.

71

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
SHORT-TERM INVESTMENTS — 3.4%
Mutual Fund — 1.7%
T. Rowe Price Government Reserve Investment Fund	1,319,119	$1,319,119

	Principal Amount
Repurchase Agreement — 1.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830% due 10/03/22 (h)	$1,038,451	1,038,451
U.S. Treasury Bill — 0.3%
U.S. Treasury Bill
1.962% 3/23/23 (i) (j)	30,000	29,478
2.491% 3/23/23 (i) (j)	20,000	19,652
2.698% 3/23/23 (i) (j)	210,000	206,348
		255,478

TOTAL SHORT-TERM INVESTMENTS (Cost $2,614,433)		2,613,048

TOTAL INVESTMENTS — 98.7% (Cost $102,524,403) (k)		74,917,236

Other Assets/(Liabilities) — 1.3%		975,588

NET ASSETS — 100.0%		$75,892,824

Abbreviation Legend

FRN	Floating Rate Note
STEP	Step Up Bond
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $57,801,581 or 76.16% of net assets.

(b)	Security is perpetual and has no stated maturity date.
(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2022, was $887,271 or 1.17% of net assets. The Fund received $214,377 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(d)

Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2022, these securities amounted to a value of $942,000 or 1.24% of net assets.

(e)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(f)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2022.

(g)	Represents investment of security lending cash collateral. (Note 2).
(h)

Maturity value of $1,038,523. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 3/30/23, and an aggregate market value, including accrued interest, of $1,059,227.

(i)	The rate shown represents yield-to-maturity.
(j)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(k)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

72

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Barclays Bank PLC*	11/25/22	EUR	88,242	USD	88,583	$(1,791)
BNP Paribas SA*	11/25/22	EUR	75,424	USD	75,501	(1,315)
BNP Paribas SA*	12/09/22	USD	66,821	CLP	61,271,200	4,269
Citibank N.A.*	11/25/22	EUR	112,000	USD	108,172	1,989
Deutsche Bank AG*	11/25/22	EUR	75,908	USD	77,269	(2,608)
Goldman Sachs International*	12/09/22	CLP	8,922,832	USD	9,167	(57)
HSBC Bank USA*	11/25/22	USD	834,708	EUR	807,737	40,234
HSBC Bank USA*	11/25/22	EUR	113,000	USD	113,537	(2,392)
Morgan Stanley & Co. LLC*	11/25/22	USD	821,929	EUR	795,681	39,313
Morgan Stanley & Co. LLC*	11/25/22	EUR	280,082	USD	283,352	(7,869)
Morgan Stanley & Co. LLC*	12/09/22	USD	74,513	CLP	67,720,800	5,377
UBS AG*	11/25/22	USD	1,665,950	EUR	1,611,456	80,955
						$156,105

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Ultra Bond	12/20/22	7	$1,031,080	$(72,080)

Short
U.S. Treasury Note 10 Year	12/20/22	35	$(4,068,732)	$146,544

Centrally Cleared Credit Default Swaps - Sell Protection††

Reference Obligation/ Index	Rate Received by Fund	Payment Frequency	Termination Date	Credit Rating	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.EM Series 38†	1.000%	Quarterly	12/20/27	Not Rated	USD	225,000	$(22,175)	$(18,113)	$(4,062)

*	Contracts are subject to a master netting agreement or similar agreement.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††

For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings. The reference entity rating represents the creditworthiness of the underlying issuer. As the credit rating declines, the likelihood of payment by the fund increases. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Currency Legend

CLP	Chilean Peso
EUR	Euro
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

73

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
EQUITIES — 95.9%
COMMON STOCK — 95.1%
Basic Materials — 0.8%
Chemicals — 0.8%
Air Products & Chemicals, Inc.	1,679	$390,754
CF Industries Holdings, Inc.	2,172	209,055
FMC Corp.	1,499	158,444
Linde PLC	9,091	2,450,843
Nutrien Ltd.	121,689	10,146,429
PPG Industries, Inc.	600	66,414
RPM International, Inc.	3,107	258,844
The Sherwin-Williams Co.	8,423	1,724,609
		15,405,392
Forest Products & Paper — 0.0%
International Paper Co.	3,468	109,936
West Fraser Timber Co. Ltd.	786	56,977
		166,913
		15,572,305
Communications — 13.2%
Advertising — 0.2%
The Trade Desk, Inc. Class A (a)	68,243	4,077,520
Internet — 12.2%
Alphabet, Inc. Class A (a)	348,089	33,294,713
Alphabet, Inc. Class C (a)	667,889	64,217,527
Amazon.com, Inc. (a)	778,219	87,938,747
Booking Holdings, Inc. (a)	3,302	5,425,879
Coupang, Inc. (a)	202,820	3,381,009
DoorDash, Inc., Class A (a)	34,226	1,692,476
Expedia Group, Inc. (a)	42,683	3,998,970
Match Group, Inc. (a)	61,342	2,929,081
Meta Platforms, Inc. Class A (a)	66,242	8,987,715
Netflix, Inc. (a)	30,716	7,231,775
NortonLifeLock, Inc.	7,000	140,980
Sea Ltd. ADR (a)	54,758	3,069,186
Spotify Technology SA (a)	47,254	4,078,020
		226,386,078
Media — 0.3%
Charter Communications, Inc. Class A (a)	382	115,880
Comcast Corp. Class A	9,105	267,049
The Walt Disney Co. (a)	47,754	4,504,635
		4,887,564
Telecommunications — 0.5%
Arista Networks, Inc. (a)	2,400	270,936
Cisco Systems, Inc.	9,361	374,440
Corning, Inc.	11,843	343,684
Motorola Solutions, Inc.	28,477	6,377,994

	Number of Shares	Value
T-Mobile US, Inc. (a)	11,629	$1,560,263
Verizon Communications, Inc.	16,114	611,848
		9,539,165
		244,890,327
Consumer, Cyclical — 9.6%
Airlines — 0.0%
Southwest Airlines Co. (a)	9,219	284,314
United Airlines Holdings, Inc. (a)	3,699	120,328
		404,642
Apparel — 0.0%
NIKE, Inc. Class B	8,579	713,087
Auto Manufacturers — 3.5%
Cummins, Inc.	15,295	3,112,686
Ferrari NV	42,788	7,915,780
PACCAR, Inc.	5,428	454,269
Rivian Automotive, Inc. Class A (a) (b)	766,190	25,215,313
Tesla, Inc. (a)	109,081	28,933,735
		65,631,783
Auto Parts & Equipment — 0.0%
Aptiv PLC (a)	546	42,703
Magna International, Inc.	3,080	146,053
		188,756
Home Builders — 0.0%
NVR, Inc. (a)	57	227,264
Leisure Time — 0.1%
Peloton Interactive, Inc. Class A (a) (b)	147,210	1,020,165
Lodging — 0.7%
Hilton Worldwide Holdings, Inc.	4,790	577,770
Las Vegas Sands Corp. (a)	147,539	5,535,663
Marriott International, Inc. Class A	10,790	1,512,110
MGM Resorts International	6,657	197,846
Wynn Resorts Ltd. (a)	70,391	4,436,745
		12,260,134
Retail — 5.3%
AutoZone, Inc. (a)	184	394,115
Burlington Stores, Inc. (a)	1,455	162,800
Carvana Co. (a)	43,162	876,189
Chipotle Mexican Grill, Inc. (a)	6,811	10,235,298
Costco Wholesale Corp.	7,103	3,354,534
Dollar General Corp.	45,377	10,884,127
Dollar Tree, Inc. (a)	1,631	221,979
Floor & Decor Holdings, Inc. Class A (a)	33,000	2,318,580
The Home Depot, Inc.	12,886	3,555,763
Lowe’s Cos., Inc.	2,888	542,395
Lululemon Athletica, Inc. (a)	6,105	1,706,714
McDonald’s Corp.	62,230	14,358,950

The accompanying notes are an integral part of the financial statements.

74

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
O’Reilly Automotive, Inc. (a)	4,841	$3,404,917
Ross Stores, Inc.	197,602	16,651,921
Starbucks Corp.	6,374	537,073
The TJX Cos., Inc.	68,133	4,232,422
Ulta Beauty, Inc. (a)	4,065	1,630,837
Walmart, Inc.	132,801	17,224,290
Yum! Brands, Inc.	55,402	5,891,449
		98,184,353
		178,630,184
Consumer, Non-cyclical — 24.1%
Agriculture — 1.2%
Altria Group, Inc.	8,055	325,261
Darling Ingredients, Inc. (a)	2,254	149,102
Philip Morris International, Inc.	261,175	21,680,137
		22,154,500
Beverages — 1.6%
The Coca-Cola Co.	109,351	6,125,843
Constellation Brands, Inc. Class A	9,566	2,197,119
Keurig Dr Pepper, Inc.	412,374	14,771,237
Monster Beverage Corp. (a)	55,887	4,859,933
PepsiCo, Inc.	6,623	1,081,271
		29,035,403
Biotechnology — 0.7%
Amgen, Inc.	1,118	251,997
Argenx SE ADR (a)	11,880	4,194,234
Biogen, Inc. (a)	1,521	406,107
Corteva, Inc.	2,680	153,162
Illumina, Inc. (a)	422	80,513
Moderna, Inc. (a)	21,506	2,543,085
Regeneron Pharmaceuticals, Inc. (a)	6,008	4,138,731
Vertex Pharmaceuticals, Inc. (a)	6,564	1,900,541
		13,668,370
Commercial Services — 1.1%
Ant International Co. Ltd., Class C (Acquired 6/07/18, Cost $1,171,890) (a) (c) (d) (e)	307,471	605,718
Block, Inc. (a)	35,571	1,842,096
Booz Allen Hamilton Holding Corp.	16,209	1,496,901
Bright Horizons Family Solutions, Inc. (a)	2,800	161,420
Cintas Corp.	5,537	2,149,408
CoStar Group, Inc. (a)	3,400	236,810
FleetCor Technologies, Inc. (a)	4,100	722,297
Global Payments, Inc.	37,105	4,009,195
S&P Global, Inc.	2,100	641,235
TransUnion	66,307	3,944,603
United Rentals, Inc. (a)	1,283	346,564
Verisk Analytics, Inc.	24,437	4,167,242

	Number of Shares	Value
WillScot Mobile Mini Holdings Corp. (a)	4,756	$191,809
		20,515,298
Cosmetics & Personal Care — 0.8%
Colgate-Palmolive Co.	1,300	91,325
The Estee Lauder Cos., Inc. Class A	1,891	408,267
The Procter & Gamble Co.	112,328	14,181,410
		14,681,002
Food — 0.8%
Conagra Brands, Inc.	5,696	185,860
The Hershey Co.	7,672	1,691,446
Mondelez International, Inc. Class A	217,396	11,919,823
Sysco Corp.	18,872	1,334,439
		15,131,568
Health Care – Products — 4.5%
Abbott Laboratories	87,823	8,497,753
Align Technology, Inc. (a)	9,103	1,885,322
Avantor, Inc. (a)	134,375	2,633,750
The Cooper Cos., Inc.	468	123,505
Danaher Corp.	76,826	19,843,388
Insulet Corp. (a)	9,319	2,137,779
Intuitive Surgical, Inc. (a)	53,820	10,088,021
Medtronic PLC	4,499	363,294
PerkinElmer, Inc.	29,170	3,510,026
ResMed, Inc.	4,135	902,670
Steris PLC	15,032	2,499,521
Stryker Corp.	60,101	12,172,857
Thermo Fisher Scientific, Inc.	34,272	17,382,416
Waters Corp. (a)	4,666	1,257,627
West Pharmaceutical Services, Inc.	3,349	824,122
Zimmer Biomet Holdings, Inc.	3,600	376,380
		84,498,431
Health Care – Services — 6.4%
Centene Corp. (a)	230,790	17,957,770
Charles River Laboratories International, Inc. (a)	400	78,720
Elevance Health, Inc.	80,003	36,340,563
HCA Healthcare, Inc.	45,958	8,446,621
Humana, Inc.	17,724	8,599,508
Molina Healthcare, Inc. (a)	1,067	351,939
Quest Diagnostics, Inc.	16,961	2,080,945
UnitedHealth Group, Inc.	87,160	44,019,286
		117,875,352
Household Products & Wares — 0.0%
Avery Dennison Corp.	1,794	291,884
Kimberly-Clark Corp.	1,732	194,919
		486,803

The accompanying notes are an integral part of the financial statements.

75

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pharmaceuticals — 7.0%
AbbVie, Inc.	118,028	$15,840,538
AstraZeneca PLC Sponsored ADR	294,990	16,177,252
Becton Dickinson and Co.	156,123	34,788,888
Bristol-Myers Squibb Co.	2,161	153,625
Cigna Corp.	37,197	10,321,052
CVS Health Corp.	4,299	409,996
DexCom, Inc. (a)	4,324	348,255
Elanco Animal Health, Inc. (a)	27,840	345,494
Eli Lilly & Co.	56,457	18,255,371
Johnson & Johnson	150,225	24,540,756
McKesson Corp.	292	99,242
Merck & Co., Inc.	6,430	553,752
Pfizer, Inc.	17,078	747,333
Sanofi ADR	111,875	4,253,487
Viatris, Inc.	33,200	282,864
Zoetis, Inc.	14,350	2,127,961
		129,245,866
		447,292,593
Energy — 2.5%
Oil & Gas — 2.0%
Chevron Corp.	8,654	1,243,320
ConocoPhillips	11,775	1,205,054
EOG Resources, Inc.	4,702	525,354
Exxon Mobil Corp.	273,111	23,845,321
Hess Corp.	3,100	337,869
Marathon Petroleum Corp.	4,468	443,806
Pioneer Natural Resources Co.	1,173	253,990
TotalEnergies SE	193,738	9,119,232
TotalEnergies SE Sponsored ADR	11,088	515,814
		37,489,760
Oil & Gas Services — 0.1%
Halliburton Co.	18,851	464,112
Pipelines — 0.4%
TC Energy Corp.	132,449	5,336,370
The Williams Cos., Inc.	83,218	2,382,531
		7,718,901
		45,672,773
Financial — 11.1%
Banks — 3.3%
Bank of America Corp.	864,057	26,094,521
The Bank of New York Mellon Corp.	4,522	174,187
Citigroup, Inc.	4,300	179,181
Citizens Financial Group, Inc.	2,275	78,169
Fifth Third Bancorp	13,986	446,993
First Republic Bank	2,400	313,320
The Goldman Sachs Group, Inc.	7,545	2,211,062

	Number of Shares	Value
Huntington Bancshares, Inc.	46,327	$610,590
JP Morgan Chase & Co.	54,445	5,689,503
Morgan Stanley	3,489	275,666
Signature Bank	1,620	244,620
State Street Corp.	4,199	255,341
SVB Financial Group (a)	642	215,571
US Bancorp	1,900	76,608
Wells Fargo & Co.	577,736	23,236,542
		60,101,874
Diversified Financial Services — 2.4%
American Express Co.	3,600	485,676
Apollo Global Management, Inc.	3,116	144,894
Blue Owl Capital, Inc. (b)	7,112	65,644
The Charles Schwab Corp.	57,238	4,113,695
CME Group, Inc.	1,827	323,617
Intercontinental Exchange, Inc.	4,775	431,421
Maplebear, Inc. (Non-Voting) (Acquired 8/07/20, Cost $14,781) (a) (c) (d) (e)	319	15,465
Maplebear, Inc. (Voting) (Acquired 8/07/20, Cost $282,637) (a) (c) (d) (e)	6,100	295,728
Mastercard, Inc. Class A	56,773	16,142,835
Visa, Inc. Class A	128,299	22,792,317
		44,811,292
Insurance — 4.3%
The Allstate Corp.	26,003	3,238,154
American International Group, Inc.	123,465	5,862,118
Assurant, Inc.	2,321	337,172
Berkshire Hathaway, Inc. Class B (a)	7,327	1,956,455
Chubb Ltd.	127,518	23,192,974
Corebridge Financial, Inc. (a)	59,473	1,171,023
Equitable Holdings, Inc.	14,525	382,734
The Hartford Financial Services Group, Inc.	90,051	5,577,759
Marsh & McLennan Cos., Inc.	1,821	271,857
MetLife, Inc.	133,349	8,104,952
The Progressive Corp.	133,662	15,532,861
RenaissanceRe Holdings Ltd.	3,463	486,170
The Travelers Cos., Inc.	89,748	13,749,394
Voya Financial, Inc.	3,464	209,572
		80,073,195
Private Equity — 0.0%
Ares Management Corp. Class A	1,294	80,163
Real Estate Investment Trusts (REITS) — 1.1%
Alexandria Real Estate Equities, Inc.	947	132,760
American Homes 4 Rent Class A	1,700	55,777
American Tower Corp.	1,641	352,323
AvalonBay Communities, Inc.	15,270	2,812,581

The accompanying notes are an integral part of the financial statements.

76

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Camden Property Trust	491	$58,650
Equinix, Inc.	846	481,239
Equity LifeStyle Properties, Inc.	1,601	100,607
Equity Residential	32,146	2,160,854
Essex Property Trust, Inc.	697	168,834
Extra Space Storage, Inc.	1,237	213,642
Prologis, Inc.	98,071	9,964,013
Public Storage	854	250,060
Rexford Industrial Realty, Inc.	3,032	157,664
SBA Communications Corp.	3,344	951,869
Simon Property Group, Inc.	2,665	239,184
Sun Communities, Inc.	196	26,525
Welltower, Inc.	4,199	270,080
Weyerhaeuser Co.	83,825	2,394,042
		20,790,704
		205,857,228
Industrial — 7.2%
Aerospace & Defense — 2.1%
Airbus SE	55,833	4,823,540
The Boeing Co. (a)	4,283	518,586
L3 Harris Technologies, Inc.	75,680	15,728,575
Northrop Grumman Corp.	20,238	9,518,336
Raytheon Technologies Corp.	626	51,244
Teledyne Technologies, Inc. (a)	23,611	7,968,004
TransDigm Group, Inc.	183	96,042
		38,704,327
Building Materials — 0.0%
Vulcan Materials Co.	1,328	209,439
Electrical Components & Equipment — 0.3%
AMETEK, Inc.	498	56,478
Emerson Electric Co.	16,454	1,204,762
Generac Holdings, Inc. (a)	22,835	4,067,827
		5,329,067
Electronics — 1.1%
Agilent Technologies, Inc.	2,664	323,809
Amphenol Corp. Class A	97	6,495
Fortive Corp.	3,170	184,811
Honeywell International, Inc.	50,577	8,444,842
Hubbell, Inc.	38,758	8,643,034
Mettler-Toledo International, Inc. (a)	1,490	1,615,339
TE Connectivity Ltd.	16,990	1,875,016
		21,093,346
Environmental Controls — 0.5%
Republic Services, Inc.	65,027	8,846,273
Waste Connections, Inc.	3,828	517,278
		9,363,551

	Number of Shares	Value
Hand & Machine Tools — 0.0%
Stanley Black & Decker, Inc.	3,300	$248,193
Machinery – Diversified — 0.3%
Dover Corp.	7,909	922,031
IDEX Corp.	6,245	1,248,063
Ingersoll Rand, Inc.	56,188	2,430,693
Otis Worldwide Corp.	3,630	231,594
Rockwell Automation, Inc.	1,200	258,132
		5,090,513
Miscellaneous - Manufacturing — 1.6%
Eaton Corp. PLC	85,704	11,429,485
General Electric Co.	202,746	12,552,005
Siemens AG Registered	38,652	3,825,523
Textron, Inc.	3,948	230,011
Trane Technologies PLC	3,898	564,469
		28,601,493
Packaging & Containers — 0.1%
Ball Corp.	3,180	153,658
Packaging Corp. of America	11,446	1,285,271
Sealed Air Corp.	5,691	253,306
WestRock Co.	2,187	67,557
		1,759,792
Transportation — 1.2%
Canadian Pacific Railway Ltd.	5,180	345,610
CSX Corp.	379,339	10,105,591
FedEx Corp.	26,430	3,924,062
J.B. Hunt Transport Services, Inc.	1,258	196,776
Norfolk Southern Corp.	8,714	1,826,890
Old Dominion Freight Line, Inc.	18,538	4,611,698
Saia, Inc. (a)	906	172,140
Union Pacific Corp.	4,028	784,735
United Parcel Service, Inc. Class B	1,969	318,072
		22,285,574
		132,685,295
Technology — 20.8%
Computers — 4.7%
Accenture PLC Class A	19,633	5,051,571
Apple, Inc.	599,040	82,787,328
Cognizant Technology Solutions Corp. Class A	2,257	129,642
Fortinet, Inc. (a)	6,725	330,399
Pure Storage, Inc. Class A (a)	5,105	139,724
		88,438,664
Semiconductors — 4.1%
Advanced Micro Devices, Inc. (a)	134,653	8,531,614
Analog Devices, Inc.	16,229	2,261,349
Applied Materials, Inc.	26,358	2,159,511
ASML Holding NV	31,836	13,223,082

The accompanying notes are an integral part of the financial statements.

77

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Broadcom, Inc.	18,267	$8,110,731
KLA Corp.	50,728	15,351,815
Lam Research Corp.	400	146,400
Marvell Technology, Inc.	5,708	244,930
Monolithic Power Systems, Inc.	500	181,700
NVIDIA Corp.	127,300	15,452,947
ON Semiconductor Corp. (a)	6,500	405,145
QUALCOMM, Inc.	55,970	6,323,491
Texas Instruments, Inc.	20,545	3,179,955
		75,572,670
Software — 12.0%
Activision Blizzard, Inc.	4,010	298,103
Adobe, Inc. (a)	2,000	550,400
Atlassian Corp. PLC Class A (a)	27,839	5,862,615
Bill.com Holdings, Inc. (a)	8,378	1,108,996
Black Knight, Inc. (a)	92,927	6,015,165
Broadridge Financial Solutions, Inc.	16,296	2,351,839
Cadence Design Systems, Inc. (a)	13,117	2,143,711
Canva, Inc. (Acquired 12/17/21-12/22/21, Cost $872,531) (a) (c) (d) (e)	512	488,934
Celonis SE, Escrow Shares (Acquired 8/12/22, Cost $479) (a) (c) (d) (e)	479	479
Celonis SE (Acquired 6/17/21, Cost $435,243) (a) (c) (d) (e)	1,177	435,243
Ceridian HCM Holding, Inc. (a)	45,433	2,538,796
The Descartes Systems Group, Inc. (a)	1,800	114,354
Electronic Arts, Inc.	12,713	1,471,021
Epic Games, Inc. (Acquired 6/18/20-3/29/21, Cost $2,419,150) (a) (c) (d) (e)	3,660	3,037,727
Fiserv, Inc. (a)	223,517	20,914,486
HashiCorp, Inc. Class A (a)	8,525	274,420
Intuit, Inc.	51,738	20,039,162
Microsoft Corp.	505,254	117,673,657
MongoDB, Inc. (a)	8,964	1,779,892
MSCI, Inc.	639	269,524
Roper Technologies, Inc.	18,182	6,538,974
Salesforce, Inc. (a)	92,650	13,326,776
SentinelOne Inc. Class A (a)	114,058	2,915,322
ServiceNow, Inc. (a)	27,765	10,484,342
Stripe, Inc., Class B (Acquired 12/17/19, Cost $295,694) (a) (c) (d) (e)	18,846	434,212
Synopsys, Inc. (a)	1,950	595,745
Veeva Systems, Inc. Class A (a)	681	112,283
Workday, Inc. Class A (a)	919	139,890
Zoom Video Communications, Inc. Class A (a)	1,670	122,895
		222,038,963
		386,050,297

	Number of Shares	Value
Utilities — 5.8%
Electric — 5.7%
Ameren Corp.	95,798	$7,716,529
American Electric Power Co., Inc.	112,862	9,756,920
CMS Energy Corp.	2,389	139,135
Dominion Energy, Inc.	276,744	19,125,778
DTE Energy Co.	53,077	6,106,509
Duke Energy Corp.	21,011	1,954,443
Exelon Corp.	113,347	4,245,979
FirstEnergy Corp.	36,310	1,343,470
NextEra Energy, Inc.	15,092	1,183,364
PG&E Corp. (a)	37,247	465,588
Sempra Energy	86,442	12,961,113
The Southern Co.	468,519	31,859,292
WEC Energy Group, Inc.	29,863	2,670,648
Xcel Energy, Inc.	77,355	4,950,720
		104,479,488
Gas — 0.1%
NiSource, Inc.	87,006	2,191,681
		106,671,169

TOTAL COMMON STOCK (Cost $1,961,198,750)		1,763,322,171

PREFERRED STOCK — 0.8%
Consumer, Cyclical — 0.5%
Auto Manufacturers — 0.4%
Dr Ing hc F Porsche AG	44,875	3,628,329
Nuro, Inc., Series C (Acquired 10/30/20-3/21/21, Cost $1,236,023) (a) (c) (d) (e)	94,681	1,973,694
Nuro, Inc., Series D (Acquired 10/29/21, Cost $487,977) (a) (c) (d) (e)	23,409	487,977
Waymo LLC, Series A-2 (Acquired 5/08/20, Cost $748,934) (a) (c) (d) (e)	8,722	799,999
		6,889,999
Auto Parts & Equipment — 0.1%
GM Cruise Holdings, LLC, Class F (Acquired 5/07/19, Cost $921,625) (a) (c) (d) (e)	50,500	1,464,500
GM Cruise Holdings, LLC, Class G (Acquired 1/21/21, Cost $979,851) (a) (c) (d) (e)	37,186	1,078,394
		2,542,894

The accompanying notes are an integral part of the financial statements.

78

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Consumer, Non-cyclical — 0.1%
Commercial Services — 0.1%
Redwood Materials, Inc., Series C, (Acquired 5/28/21, Cost $1,059,705) (a) (c) (d) (e)	22,355	$1,743,690
Financial — 0.0%
Investment Companies — 0.0%
Maplebear, Inc., Series A (Acquired 11/18/20, Cost $53,081) (a) (c) (d) (e)	870	42,178
Maplebear, Inc., Series G (Acquired 7/02/20, Cost $599,129) (a) (c) (d) (e)	12,458	603,964
Maplebear, Inc., Series I, (Acquired 2/26/21, Cost $240,750) (a) (c) (d) (e)	1,926	93,372
		739,514
		739,514
Industrial — 0.0%
Electrical Components & Equipment — 0.0%
Sila Nanotechnologies, Inc., Series F (Acquired 1/07/21, Cost $760,988) (a) (c) (d) (e)	18,438	574,712
Technology — 0.2%
Software — 0.2%
Canva, Inc., Series A (Acquired 12/17/21, Cost $49,421) (a) (c) (d) (e)	29	27,694
Canva, Inc., Series A-3 (Acquired 12/17/21, Cost $13,633) (a) (c) (d) (e)	8	7,640
Celonis SE, Series D (Acquired 6/17/21, Cost $1,135,255) (a) (c) (d) (e)	3,070	1,135,255
Formagrid, Inc., Series F (Acquired 12/08/21, Cost $1,130,824) (a) (c) (d) (e)	6,038	635,258
Rappi, Inc., Series E (Acquired 9/08/20-9/24/20, Cost $1,092,516) (a) (c) (d) (e)	18,286	942,278
		2,748,125
		2,748,125

TOTAL PREFERRED STOCK (Cost $14,139,138)		15,238,934

TOTAL EQUITIES (Cost $1,975,337,888)		1,778,561,105

	Principal Amount	Value
BONDS & NOTES — 0.0%
CORPORATE DEBT — 0.0%
Commercial Services — 0.0%
Redwood Materials, Inc., Promissory Note (Acquired 6/17/22, Cost $50,373), 0.010% 9/24/23 (a) (c) (d) (e)	$50,373	$50,373
Software — 0.0%
Celonis SE, Series D Unfunded Commitment (Acquired 8/31/22, Cost $0), 3.000% 1/01/24 (a) (c) (d) (e)	170,734	—

TOTAL CORPORATE DEBT (Cost $50,373)		50,373

TOTAL BONDS & NOTES (Cost $50,373)		50,373

TOTAL LONG-TERM INVESTMENTS (Cost $1,975,388,261)		1,778,611,478

	Number of Shares
SHORT-TERM INVESTMENTS — 4.1%
Mutual Fund — 4.0%
T. Rowe Price Government Reserve Investment Fund	74,827,930	74,827,930

	Principal Amount
Repurchase Agreement — 0.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (f)	$997,435	997,435

TOTAL SHORT-TERM INVESTMENTS (Cost $75,825,365)		75,825,365

TOTAL INVESTMENTS — 100.0% (Cost $2,051,213,626) (g)		1,854,436,843

Other Assets/(Liabilities) — (0.0)%		(576,372)

NET ASSETS — 100.0%		$1,853,860,471

Abbreviation Legend

ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

79

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2022, was $25,197,620 or 1.36% of net assets. The Fund received $25,836,077 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Investment is valued using significant unobservable inputs.
(d)

Restricted security. Certain securities are restricted as to resale. At September 30, 2022, these securities amounted to a value of $16,974,484 or 0.92% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(e)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2022, these securities amounted to a value of $16,974,484 or 0.92% of net assets.

(f)

Maturity value of $997,504. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 3/30/23, and an aggregate market value, including accrued interest, of $1,017,435.

(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

80

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments
September 30, 2022

	Principal Amount	Value
BONDS & NOTES — 93.9%
CORPORATE DEBT — 5.3%
Agriculture — 0.1%
Imperial Brands Finance PLC
3.125% 7/26/24 (a)	$200,000	$191,350
Auto Manufacturers — 0.3%
Nissan Motor Acceptance Co. LLC
1.125% 9/16/24 (a)	120,000	109,087
Toyota Motor Credit Corp.
4.400% 9/20/24	395,000	392,613
		501,700
Banks — 1.3%
Bank of Montreal
4.250% 9/14/24 (b)	495,000	487,209
Citigroup, Inc.
5.610% 9/29/26	485,000	482,432
Credit Suisse AG
4.750% 8/09/24	500,000	487,265
Mitsubishi UFJ Financial Group, Inc. 1 year CMT + 1.550%
5.063% VRN 9/12/25	400,000	395,808
Nordea Bank Abp
4.750% 9/22/25 (a)	490,000	482,127
Santander Holdings SOFR + 2.328%
5.807% VRN 9/09/26	230,000	224,833
		2,559,674
Chemicals — 0.2%
Celanese US Holdings LLC
5.900% 7/05/24	480,000	473,465
Diversified Financial Services — 0.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.750% 10/29/24	440,000	400,389
Electric — 0.8%
Edison International
4.700% 8/15/25	500,000	484,662
Enel Finance International NV
1.375% 7/12/26 (a)	340,000	287,352
4.250% 6/15/25 (a)	200,000	191,980
NextEra Energy Capital Holdings, Inc.
4.255% 9/01/24	495,000	488,018
		1,452,012
Entertainment — 0.3%
Warnermedia Holdings, Inc.
3.428% 3/15/24 (a)	100,000	96,641
3.528% 3/15/24 (a)	110,000	106,258
3.638% 3/15/25 (a)	293,000	277,514
		480,413

	Principal Amount	Value
Food — 0.3%
Mondelez International Holdings BV
4.250% 9/15/25 (a)	$200,000	$195,798
Nestle Holdings, Inc.
4.000% 9/12/25 (a)	320,000	315,131
		510,929
Health Care – Services — 0.5%
HCA, Inc.
5.375% 2/01/25	495,000	488,956
Health Care Service Corp. A Mutual Legal Reserve Co.
1.500% 6/01/25 (a)	545,000	495,723
		984,679
Machinery – Diversified — 0.1%
John Deere Capital Corp.
4.050% 9/08/25	260,000	255,666
Media — 0.2%
Charter Communications Operating LLC/Charter Communications Operating Capital
4.908% 7/23/25	488,000	475,948
Pharmaceuticals — 0.1%
Viatris, Inc.
1.650% 6/22/25	235,000	208,944
Pipelines — 0.2%
Energy Transfer LP
2.900% 5/15/25	505,000	469,793
Retail — 0.3%
Dollar General Corp.
4.250% 9/20/24	285,000	281,658
The Home Depot, Inc.
4.000% 9/15/25	75,000	73,819
Lowe’s Cos, Inc.
4.400% 9/08/25	145,000	142,923
		498,400
Telecommunications — 0.3%
Sprint Corp.
7.125% 6/15/24	475,000	482,234
Trucking & Leasing — 0.1%
DAE Funding LLC
1.550% 8/01/24 (a)	200,000	182,774

TOTAL CORPORATE DEBT (Cost $10,302,245)		10,128,370

MUNICIPAL OBLIGATIONS — 0.4%
California State University, Revenue Bond
0.563% 11/01/24	125,000	115,228

The accompanying notes are an integral part of the financial statements.

81

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
City & County of Denver Co. Airport System Revenue
Revenue Bond, 0.877% 11/15/23	$20,000	$19,294
Revenue Bond, 1.115% 11/15/24	30,000	27,968
City of Atlanta GA Water & Wastewater Revenue
Revenue Bond, 0.271% 11/01/22	15,000	14,965
Revenue Bond, 0.407% 11/01/23	15,000	14,420
Revenue Bond, 0.616% 11/01/24	15,000	13,851
Dallas Area Rapid Transit
Revenue Bond, 0.397% 12/01/22	15,000	14,928
Revenue Bond, 0.541% 12/01/23	10,000	9,592
Revenue Bond, 0.761% 12/01/24	10,000	9,242
New York Transportation Development Corp., Revenue Bond
1.610% 12/01/22	15,000	14,922
State of Illinois, General Obligation
2.840% 10/01/23	485,000	473,646
Tobacco Settlement Finance Authority
Revenue Bond, 1.193% 6/01/23	50,000	48,961
Revenue Bond, 1.497% 6/01/24	65,000	61,641

TOTAL MUNICIPAL OBLIGATIONS (Cost $870,000)		838,658

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.9%
Automobile Asset-Backed Securities — 0.2%
AmeriCredit Automobile Receivables Trust, Series 2020-3, Class C
1.060% 8/18/26	120,000	113,540
Santander Drive Auto Receivables Trust, Series 2020-4, Class C
1.010% 1/15/26	180,878	179,239
Santander Retail Auto Lease Trust, Series 2022-A, Class B
1.610% 1/20/26 (a)	180,000	166,773
		459,552
Commercial Mortgage-Backed Securities — 0.6%
BX Commercial Mortgage Trust, Series 2019-IMC, Class C, 1 mo. USD LIBOR + 1.600%
4.418% FRN 4/15/34 (a)	210,000	201,203
Commercial Mortgage Pass-Through Certificates
Series 2014-UBS4, Class AM, 3.968% 8/10/47	250,000	238,196
Series 2014-UBS2, Class AM, 4.199% 3/10/47	100,000	96,565

	Principal Amount	Value
Extended Stay America Trust, Series 2021-ESH, Class B, 1 mo. USD LIBOR + 1.380%
4.198% FRN 7/15/38 (a)	$258,410	$250,035
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class C
3.750% 12/10/36 (a)	295,000	273,406
New Orleans Hotel Trust, Series 2019-HNLA, Class C, 1 mo. USD LIBOR + 1.589%
4.407% FRN 4/15/32 (a)	100,000	96,077
		1,155,482
Other Asset-Backed Securities — 1.1%
BRE Grand Islander Timeshare Issuer LLC, Series 2019-A, Class A
3.280% 9/26/33 (a)	41,547	39,421
Elara HGV Timeshare Issuer LLC, Series 2016-A, Class A
2.730% 4/25/28 (a)	197,646	190,367
HPEFS Equipment Trust, Series 2021-2A, Class C
0.880% 9/20/28 (a)	360,000	340,302
Madison Park Funding XXXVII Ltd., Series 2019-37A, Class AR, 3 mo. USD LIBOR + 1.070%
3.582% FRN 7/15/33 (a)	475,000	460,483
Magnetite XXV Ltd., Series 2020-25A, Class A, 3 mo. USD LIBOR + 1.200%
3.983% FRN 1/25/32 (a)	250,000	243,894
MVW Owner Trust, Series 2018-1A, Class A
3.450% 1/21/36 (a)	60,281	59,350
OZLM VIII Ltd., Series 2014-8A, Class A1R3, 3 mo. USD LIBOR + .980%
3.720% FRN 10/17/29 (a)	722,470	704,560
Sierra Receivables Funding LLC, Series 2019-3A, Class A
2.340% 8/20/36 (a)	41,001	39,760
		2,078,137
Student Loans Asset-Backed Securities — 0.6%
Navient Private Education Refi Loan Trust
Series 2021-EA, Class A, 0.970% 12/16/69 (a)	173,789	145,852
Series 2019-GA, Class A, 2.400% 10/15/68 (a)	118,185	108,287
Nelnet Student Loan Trust, Series 2021-CA, Class AFX
1.320% 4/20/62 (a)	529,841	474,431

The accompanying notes are an integral part of the financial statements.

82

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SMB Private Education Loan Trust
Series 2016-B, Class A2A, 2.430% 2/17/32 (a)	$96,678	$93,488
Series 2017-B, Class A2A, 2.820% 10/15/35 (a)	189,921	182,087
Series 2017-A, Class A2A, 2.880% 9/15/34 (a)	61,809	59,910
		1,064,055
Whole Loan Collateral Collateralized Mortgage Obligations — 3.4%
Angel Oak Mortgage Trust, Series 2019-2, Class A1,
3.628% VRN 3/25/49 (a) (c)	432	430
Bayview MSR Opportunity Master Fund Trust, Series 2021-2, Class A5,
2.500% VRN 6/25/51 (a) (c)	353,969	303,736
COLT Mortgage Loan Trust, Series 2021-6, Class A1,
1.907% VRN 12/25/66 (a) (c)	560,681	485,181
Credit Suisse Mortgage Trust, Series 2021-RPL6, Class A1,
2.000% VRN 10/25/60 (a) (c)	301,922	268,320
Flagstar Mortgage Trust, Series 2021-5INV, Class A5,
2.500% VRN 7/25/51 (a) (c)	372,331	319,492
FWD Securitization Trust, Series 2020-INV1, Class A3,
2.440% VRN 1/25/50 (a) (c)	62,001	56,902
Galton Funding Mortgage Trust
Series 2020-H1, Class A3, 2.617% VRN 1/25/60 (a) (c)	154,702	142,544
Series 2018-1, Class A33, 3.500% VRN 11/25/57 (a) (c)	58,322	55,097
Series 2018-2, Class A31, 4.500% VRN 10/25/58 (a) (c)	21,750	21,125
GS Mortgage-Backed Securities Trust
Series 2021-PJ6, Class A8, 2.500% VRN 11/25/51 (a) (c)	649,177	556,644
Series 2022-GR1, Class A5, 2.500% VRN 6/25/52 (a) (c)	714,660	614,579
JP Morgan Mortgage Trust, Series 2019-INV2, Class A3,
3.500% VRN 2/25/50 (a) (c)	19,764	18,503
Metlife Securitization Trust, Series 2018-1A, Class A,
3.750% VRN 3/25/57 (a) (c)	90,113	85,109
New Residential Mortgage Loan Trust, Series 2019-NQM5, Class A3,
3.065% VRN 11/25/59 (a) (c)	44,949	41,708
NYMT Loan Trust, Series 2022-CP1, Class A1
2.042% 7/25/61 (a)	310,732	284,814

	Principal Amount	Value
Oceanview Mortgage Trust, Series 2022-1, Class A5,
2.500% VRN 12/25/51 (a) (c)	$338,412	$290,386
Onslow Bay Financial LLC
Series 2022-NQM1, Class A1, 2.305% VRN 11/25/61 (a) (c)	273,522	228,102
Series 2020-INV1, Class A21, 3.500% VRN 12/25/49 (a) (c)	31,917	28,459
Series 2020-EXP1, Class 1A9, 3.500% VRN 2/25/60 (a) (c)	63,930	56,316
Series 2020-EXP1, Class 2A1, 1 mo. USD LIBOR + .750% 3.834% FRN 2/25/60 (a)	20,135	19,139
Series 2019-EXP3, Class 2A1, 1 mo. USD LIBOR + .900% 3.984% FRN 10/25/59 (a)	35,093	34,047
Series 2019-EXP1, Class 1A3, 4.000% VRN 1/25/59 (a) (c)	41,239	40,178
Series 2019-EXP2, Class 1A3, 4.000% VRN 6/25/59 (a) (c)	77,715	74,314
Series 2019-EXP3, Class 2A2, 1 mo. USD LIBOR + 1.100% 4.184% FRN 10/25/59 (a)	19,706	19,183
Sequoia Mortgage Trust
Series 2017-CH1, Class A2, 3.500% VRN 8/25/47 (a) (c)	16,621	16,033
Series 2017-CH1, Class A13, 4.000% VRN 8/25/47 (a) (c)	45,191	43,905
Series 2018-CH2, Class A3, 4.000% VRN 6/25/48 (a) (c)	8,543	8,170
Series 2018-CH3, Class A2, 4.000% VRN 8/25/48 (a) (c)	3,982	3,941
Series 2018-CH4, Class A2, 4.000% VRN 10/25/48 (a) (c)	2,037	2,016
SG Residential Mortgage Trust
Series 2021-1, Class A1, 1.160% VRN 7/25/61 (a) (c)	400,351	330,298
Series 2019-3, Class A3, 3.082% VRN 9/25/59 (a) (c)	44,130	43,225
Starwood Mortgage Residential Trust
Series 2021-3, Class A1, 1.127% VRN 6/25/56 (a) (c)	362,913	307,060
Series 2020-1, Class A3, 2.562% VRN 2/25/50 (a) (c)	115,819	109,875
Towd Point Mortgage Trust
Series 2017-6, Class A1, 2.750% VRN 10/25/57 (a) (c)	73,558	70,939
Series 2018-2, Class A1, 3.250% VRN 3/25/58 (a) (c)	84,800	82,011
Series 2018-5, Class A1A, 3.250% VRN 7/25/58 (a) (c)	56,379	55,029
Series 2018-3, Class A1, 3.750% VRN 5/25/58 (a) (c)	47,262	45,283

The accompanying notes are an integral part of the financial statements.

83

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Verus Securitization Trust
Series 2021-3, Class A1, 1.046% VRN 6/25/66 (a) (c)	$353,250	$290,505
Series 2021-8, Class A2, 2.286% VRN 11/25/66 (a) (c)	146,839	123,214
Series 2020-1, Class A1, 2.417% STEP 1/25/60 (a)	55,645	52,465
Series 2020-1, Class A3, 2.724% STEP 1/25/60 (a)	129,880	123,121
Series 2019-4, Class A3, 3.000% STEP 11/25/59 (a)	190,459	183,028
Series 2019-INV3, Class A3, 3.100% VRN 11/25/59 (a) (c)	222,191	213,246
Wells Fargo Mortgage Backed Securities Trust, Series 2021-RR1, Class A3,
2.500% VRN 12/25/50 (a) (c)	291,544	250,534
		6,398,206

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $12,349,559)		11,155,432

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (d) — 2.9%
Collateralized Mortgage Obligations — 0.0%
Government National Mortgage Association Series 2019-65, Class B 3.500% 5/20/49	54,983	51,125
Pass-Through Securities — 2.0%
Government National Mortgage Association II TBA
2.000% 10/20/52 (e)	2,290,000	1,907,498
5.500% 10/20/52 (e)	1,910,000	1,907,016
		3,814,514
Whole Loans — 0.9%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2022-DNA1, Class M1A, 30 day SOFR + 1.000%
3.281% FRN 1/25/42 (a)	602,203	583,929
Federal National Mortgage Association Connecticut Avenue Securities Trust
Series 2022-R01, Class 1M1, 30 day SOFR + 1.000% 3.281% FRN 12/25/41 (a)	337,376	329,782
Series 2018-C03, Class 1EB2, 1 mo. USD LIBOR + .850% 3.934% FRN 10/25/30	282,056	279,930

	Principal Amount	Value
Series 2018-C03, Class 1ED2, 1 mo. USD LIBOR + .850% 3.934% FRN 10/25/30	$15,909	$15,748
Series 2017-C04, Class 2ED2, 1 mo. USD LIBOR + 1.100% 4.184% FRN 11/25/29	247,684	245,540
Series 2017-C05, Class 1ED3, 1 mo. USD LIBOR + 1.200% 4.284% FRN 1/25/30	12,999	12,924
Series 2017-C02, Class 2ED3, 1 mo. USD LIBOR + 1.350% 4.434% FRN 9/25/29	16,533	16,525
Series 2017-C06, Class 1M2B, 1 mo. USD LIBOR + 2.650% 5.734% FRN 2/25/30	158,282	159,168
		1,643,546

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $5,523,161)		5,509,185

U.S. TREASURY OBLIGATIONS — 79.4%
U.S. Treasury Bonds & Notes — 79.4%
U.S. Treasury Inflation Index
0.125% 4/15/25	20,232,806	19,199,036
0.125% 10/15/25	13,755,416	13,002,898
0.125% 4/15/26	2,685,868	2,508,349
0.125% 7/15/26	1,625,627	1,520,046
0.125% 10/15/26	12,225,240	11,388,575
0.125% 4/15/27 (b)	40,614,390	37,463,073
0.250% 1/15/25	8,464,397	8,100,858
0.375% 7/15/25	12,750,968	12,190,374
0.375% 1/15/27	11,237,376	10,511,556
0.375% 7/15/27	5,069,152	4,729,690
0.500% 4/15/24	8,712,737	8,471,265
0.625% 1/15/24 (f)	6,070,897	5,931,694
0.625% 1/15/26	14,286,980	13,636,997
0.625% 7/15/32	2,251,542	2,040,767
		150,695,178

TOTAL U.S. TREASURY OBLIGATIONS (Cost $163,419,499)		150,695,178

TOTAL BONDS & NOTES (Cost $192,464,464)		178,326,823

The accompanying notes are an integral part of the financial statements.

84

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 6.2%
Diversified Financial Services — 6.2%
State Street Navigator Securities Lending Government Money Market Portfolio (g)	11,737,424	$11,737,424

TOTAL MUTUAL FUNDS (Cost $11,737,424)		11,737,424

TOTAL PURCHASED OPTIONS (#) — 0.0% (Cost $16,865)		6,047

TOTAL LONG-TERM INVESTMENTS (Cost $204,218,753)		190,070,294

SHORT-TERM INVESTMENTS — 7.7%
Mutual Fund — 7.3%
T. Rowe Price Government Reserve Investment Fund	13,894,851	13,894,851

	Principal Amount
Repurchase Agreement — 0.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (h)	$666,805	666,805

TOTAL SHORT-TERM INVESTMENTS (Cost $14,561,656)		14,561,656

TOTAL INVESTMENTS — 107.8% (Cost $218,780,409) (i)		204,631,950

Other Assets/(Liabilities) — (7.8)%		(14,734,912)

NET ASSETS — 100.0%		$189,897,038

Abbreviation Legend

FRN	Floating Rate Note
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $14,373,338 or 7.57% of net assets.

(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2022, was $11,502,544 or 6.06% of net assets. (Note 2).
(c)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2022.

(d)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(g)	Represents investment of security lending cash collateral. (Note 2).
(h)

Maturity value of $666,851. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 3/30/23, and an aggregate market value, including accrued interest, of $680,154.

(i)	See Note 6 for aggregate cost for federal tax purposes.

(#) Exchange-Traded Options Purchased

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
U.S. Treasury Note 10 Year Future	10/21/22	116.00	43	USD	4,818,688	$6,047	$16,865	$(10,818)

The accompanying notes are an integral part of the financial statements.

85

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.*	10/21/22	USD	504,123	AUD	725,000	$40,297
Goldman Sachs International*	10/21/22	NZD	325,000	USD	206,090	(24,193)
Goldman Sachs International*	10/21/22	USD	203,460	NZD	325,000	21,563
HSBC Bank USA*	10/21/22	NZD	810,000	USD	508,150	(54,808)
HSBC Bank USA*	10/21/22	AUD	725,000	USD	510,132	(46,306)
HSBC Bank USA*	10/21/22	USD	503,857	NZD	810,000	50,515
						$(12,932)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Ultra 10 Year	12/20/22	23	$2,739,471	$(14,330)
U.S. Treasury Note 2 Year	12/30/22	51	10,545,620	(70,698)
U.S. Treasury Note 5 Year	12/30/22	42	4,591,660	(76,332)
3 Month SOFR	6/20/23	77	18,405,364	(6,214)
				$(167,574)
Short
U.S. Treasury Note 10 Year	12/20/22	132	$(15,337,499)	$545,249

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Fixed 3.135%	Maturity	U.S. Consumer Price Index	Maturity	8/03/23	USD	4,650,000	$251,334	$—	$251,334
Fixed 2.960%	Maturity	U.S. Consumer Price Index	Maturity	8/02/24	USD	1,376,000	78,050	—	78,050
Fixed 2.952%	Maturity	U.S. Consumer Price Index	Maturity	8/03/24	USD	3,133,000	177,588	—	177,588
Fixed 3.112%	Maturity	U.S. Consumer Price Index	Maturity	8/22/24	USD	1,370,000	(12,128)	—	(12,128)
Fixed 3.129%	Maturity	U.S. Consumer Price Index	Maturity	8/22/24	USD	1,370,000	(12,559)	—	(12,559)
Fixed 3.320%	Maturity	U.S. Consumer Price Index	Maturity	8/30/24	USD	1,370,000	(21,439)	—	(21,439)
Fixed 2.962%	Maturity	U.S. Consumer Price Index	Maturity	9/15/25	USD	4,046,000	(50,998)	—	(50,998)
Fixed 2.715%	Maturity	U.S. Consumer Price Index	Maturity	10/03/25	USD	1,383,000	(6,674)	—	(6,674)
Fixed 2.739%	Maturity	U.S. Consumer Price Index	Maturity	10/03/25	USD	891,000	(4,903)	—	(4,903)
							$398,271	$—	$398,271

The accompanying notes are an integral part of the financial statements.

86

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Counterparty	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Fixed 1.600%	Maturity	U.S. Consumer Price Index	Maturity	Bank of America N.A.*	2/21/23	USD	3,638,000	$372,697	$—	$372,697
Fixed 1.740%	Maturity	U.S. Consumer Price Index	Maturity	Barclays Bank PLC*	12/16/22	USD	2,800,000	280,806	—	280,806
Fixed 1.422%	Maturity	U.S. Consumer Price Index	Maturity	Citibank N.A.*	10/07/22	USD	3,420,000	380,864	—	380,864
Fixed 1.434%	Maturity	U.S. Consumer Price Index	Maturity	Citibank N.A.*	10/08/22	USD	1,710,000	189,688	—	189,688
Fixed 1.435%	Maturity	U.S. Consumer Price Index	Maturity	Citibank N.A.*	10/08/22	USD	1,710,000	189,636	—	189,636
Fixed 1.593%	Maturity	U.S. Consumer Price Index	Maturity	Citibank N.A.*	2/18/23	USD	1,311,000	134,221	—	134,221
Fixed 1.596%	Maturity	U.S. Consumer Price Index	Maturity	Citibank N.A.*	2/18/23	USD	1,789,000	182,968	—	182,968
Fixed 1.592%	Maturity	U.S. Consumer Price Index	Maturity	Citibank N.A.*	2/20/23	USD	2,867,000	294,300	—	294,300
Fixed 1.487%	Maturity	U.S. Consumer Price Index	Maturity	Citibank N.A.*	2/26/23	USD	2,061,000	218,499	—	218,499
Fixed 1.605%	Maturity	U.S. Consumer Price Index	Maturity	Goldman Sachs International*	2/21/23	USD	2,993,000	306,162	—	306,162
Fixed 1.565%	Maturity	U.S. Consumer Price Index	Maturity	HSBC Bank USA*	2/25/23	USD	2,241,000	232,142	—	232,142
Fixed 2.290%	Maturity	U.S. Consumer Price Index	Maturity	UBS AG*	6/05/23	USD	1,700,000	132,920	—	132,920
								$2,914,903	$—	$2,914,903

*	Contracts are subject to a master netting agreement or similar agreement.

Currency Legend

AUD	Australian Dollar
NZD	New Zealand Dollar
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

87

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
EQUITIES — 91.2%
COMMON STOCK — 90.1%
Australia — 8.6%
ALS Ltd.	175,484	$1,129,790
BHP Group Ltd.	330,686	8,235,703
BlueScope Steel Ltd.	93,462	904,188
Goodman Group	63,133	630,789
IGO Ltd.	138,188	1,204,556
Northern Star Resources Ltd.	339,276	1,710,452
OZ Minerals Ltd.	23,473	385,315
Perseus Mining Ltd.	1,156,865	1,139,523
Rio Tinto Ltd.	20,282	1,207,039
Scentre Group	281,941	453,828
South32 Ltd.	225,315	520,790
Tietto Minerals Ltd. (a)	1,875,595	523,781
		18,045,754
Austria — 0.0%
Mayr Melnhof Karton AG	183	23,488
Belgium — 0.2%
Warehouses De Pauw CVA	17,574	426,905
Bermuda — 0.4%
Hongkong Land Holdings Ltd.	170,100	746,193
Brazil — 0.5%
Vale SA	81,541	1,088,957
Canada — 7.9%
Canadian Apartment Properties	9,555	291,212
Canadian National Railway Co.	6,270	677,134
Canadian Natural Resources Ltd. (b)	11,123	517,761
Canadian Pacific Railway Ltd.	9,333	622,698
ERO Copper Corp. (a) (b)	21,559	238,322
Franco-Nevada Corp.	9,191	1,097,850
K92 Mining, Inc. (a)	464,336	2,655,557
Karora Resources, Inc. (a)	291,722	601,880
Nutrien Ltd.	37,340	3,113,409
Orla Mining Ltd. (a)	119,037	388,646
Rhyolite Resources Ltd. (a)	214,075	33,320
Summit Industrial Income REIT	74,237	919,532
TC Energy Corp.	18,415	741,940
Toromont Industries Ltd.	18,291	1,273,292
Victoria Gold Corp. (a)	95,922	568,720
Wesdome Gold Mines Ltd. (a)	321,351	2,172,815
West Fraser Timber Co. Ltd.	2,903	210,010
Wheaton Precious Metals Corp.	14,778	478,532
		16,602,630
Cayman Islands — 0.5%
China Resources Mixc Lifestyle Services Ltd. (c)	51,600	197,692

	Number of Shares	Value
H World Group Ltd.	50,700	$172,644
Wharf Real Estate Investment Co. Ltd.	132,000	596,117
		966,453
Denmark — 0.3%
Bakkafrost P/F	10,041	397,666
ROCKWOOL International A/S Class B	1,394	218,534
		616,200
Finland — 1.1%
Kojamo OYJ	39,531	502,390
Metso Outotec OYJ	182,791	1,211,298
UPM-Kymmene OYJ	20,751	659,412
		2,373,100
France — 2.0%
Air Liquide SA	2,811	320,079
Gecina SA	2,033	158,017
Legrand SA	4,183	270,259
Schneider Electric SE	3,720	417,350
TotalEnergies SE	56,062	2,638,834
Verallia SA (c)	17,005	381,239
		4,185,778
Hong Kong — 0.3%
Sun Hung Kai Properties Ltd.	51,000	560,754
Ireland — 0.8%
Linde PLC	5,960	1,606,756
Japan — 2.5%
Daiwa Office Investment Corp.	100	464,942
Hoshino Resorts REIT, Inc.	44	204,309
Industrial & Infrastructure Fund Investment Corp. (b)	494	558,755
Katitas Co. Ltd. (b)	11,700	260,642
Kyoritsu Maintenance Co. Ltd. (b)	10,800	446,990
Mitsui Fudosan Co. Ltd.	62,000	1,181,854
Mitsui Fudosan Logistics Park, Inc.	92	314,816
Nippon Steel Corp.	78,500	1,092,639
Shin-Etsu Chemical Co. Ltd.	2,100	208,538
Tokyo Tatemono Co. Ltd.	30,900	440,121
		5,173,606
Kazakhstan — 0.3%
NAC Kazatomprom JSC	27,627	692,584
Luxembourg — 0.5%
Ardagh Metal Packaging SA (b)	45,374	219,610
Shurgard Self Storage SA	9,386	382,421
Tenaris SA ADR	14,119	364,835
		966,866
Mexico — 0.5%
Grupo Mexico SAB de CV Series B	336,409	1,136,202

The accompanying notes are an integral part of the financial statements.

88

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Netherlands — 0.3%
Akzo Nobel NV	8,068	$455,004
Koninklijke DSM NV	1,482	168,088
		623,092
Norway — 1.7%
Aker BP ASA	20,985	601,721
Equinor ASA	62,186	2,051,117
Norsk Hydro ASA	137,882	741,733
TGS ASA	17,174	209,209
		3,603,780
Portugal — 0.3%
Galp Energia SGPS SA	77,286	740,705
Republic of Korea — 0.3%
POSCO Holdings, Inc.	5,021	739,310
Russia — 0.0%
Alrosa PJSC (d) (e)	688,100	—
MMC Norlisk Nickel PJSC (d) (e)	2,654	—
Polyus PJSC (d) (e)	2,282	—
		—
Singapore — 0.6%
CapitaLand Mall Trust	273,900	364,152
Digital Core REIT Management Pte Ltd. (b)	685,900	478,830
Lendlease Global Commercial REIT	671,000	354,105
		1,197,087
South Africa — 0.2%
Impala Platinum Holdings Ltd. (b)	11,401	105,790
Sibanye Stillwater Ltd.	98,905	228,913
		334,703
Spain — 0.3%
Cellnex Telecom SA (c)	13,541	417,488
Iberdrola SA	20,448	190,092
		607,580
Sweden — 3.3%
Alfa Laval AB	14,096	348,244
Boliden AB	98,282	3,039,566
Epiroc AB Class A	78,234	1,119,035
Epiroc AB Class B	34,720	436,692
Fabege AB	35,791	241,479
Sandvik AB	103,496	1,409,356
Svenska Cellulosa AB Class B	28,847	365,827
		6,960,199
Switzerland — 0.1%
Sika AG Registered	1,420	284,352
United Kingdom — 4.3%
Big Yellow Group PLC	17,870	210,431
Central Asia Metals PLC	250,514	604,882

	Number of Shares	Value
Derwent London PLC	18,654	$417,021
Great Portland Estates PLC	75,276	368,383
InterContinental Hotels Group PLC	11,111	533,057
Mondi PLC	14,626	225,922
Persimmon PLC	12,977	178,654
Rio Tinto PLC	60,773	3,291,679
Shell PLC	38,008	945,650
TechnipFMC PLC (a)	44,367	375,345
The UNITE Group PLC	45,783	434,144
The Weir Group PLC	101,904	1,569,652
		9,154,820
United States — 52.3%
Acadia Realty Trust	69,502	877,115
AGCO Corp.	2,941	282,836
Air Products & Chemicals, Inc.	3,626	843,879
Alaska Air Group, Inc. (a)	7,499	293,586
Albemarle Corp.	1,609	425,484
Alexandria Real Estate Equities, Inc.	15,765	2,210,095
Allegiant Travel Co. (a)	4,480	326,950
Ameren Corp.	4,000	322,200
American Homes 4 Rent Class A	59,488	1,951,801
American Tower Corp.	13,950	2,995,065
Apartment Income REIT Corp.	12,552	484,758
Apple Hospitality REIT, Inc.	96,611	1,358,351
AvalonBay Communities, Inc.	14,930	2,749,957
Avery Dennison Corp.	2,505	407,564
Baker Hughes Co.	13,450	281,912
Ball Corp.	21,806	1,053,666
Cactus, Inc. Class A	11,505	442,137
Camden Property Trust	14,069	1,680,542
Caterpillar, Inc.	12,837	2,106,295
CF Industries Holdings, Inc.	8,395	808,019
ChampionX Corp.	18,500	362,045
Chevron Corp.	13,837	1,987,962
CMS Energy Corp.	4,340	252,762
ConocoPhillips	34,959	3,577,704
Crown Castle, Inc.	10,007	1,446,512
Crown Holdings, Inc.	5,366	434,807
CSX Corp.	20,517	546,573
CubeSmart	54,519	2,184,031
Cummins, Inc.	3,364	684,608
Darling Ingredients, Inc. (a)	14,256	943,034
Deere & Co.	3,179	1,061,436
Delta Air Lines, Inc. (a)	18,083	507,409
Devon Energy Corp.	28,734	1,727,775
Dominion Energy, Inc.	4,582	316,662
Douglas Emmett, Inc.	42,298	758,403
EastGroup Properties, Inc.	7,347	1,060,466
Element Solutions, Inc.	22,581	367,393

The accompanying notes are an integral part of the financial statements.

89

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Entegris, Inc.	2,488	$206,554
EOG Resources, Inc.	19,547	2,183,986
Equinix, Inc.	7,337	4,173,579
Equitrans Midstream Corp.	53,160	397,637
Equity LifeStyle Properties, Inc.	47,815	3,004,695
Equity Residential	37,442	2,516,851
Essex Property Trust, Inc.	8,138	1,971,268
Extra Space Storage, Inc.	2,400	414,504
Federal Realty Investment Trust	2,065	186,098
FMC Corp.	8,497	898,133
Frontier Group Holdings, Inc. (a)	57,385	556,635
Halliburton Co.	14,206	349,752
Hess Corp.	14,039	1,530,111
Hilton Worldwide Holdings, Inc.	10,248	1,236,114
Host Hotels & Resorts, Inc.	29,355	466,157
The Howard Hughes Corp. (a)	3,614	200,180
Hubbell, Inc.	3,184	710,032
International Paper Co.	16,333	517,756
JetBlue Airways Corp. (a)	30,447	201,864
Kilroy Realty Corp.	17,539	738,567
Kimco Realty Corp.	13,891	255,733
Liberty Energy, Inc. (a)	17,855	226,401
Magnolia Oil & Gas Corp. Class A	29,573	585,841
Marriott International, Inc. Class A	3,111	435,976
Martin Marietta Materials, Inc.	2,750	885,748
Newmont Corp.	275	11,558
NextEra Energy, Inc.	5,623	440,900
Norfolk Southern Corp.	4,471	937,345
Nucor Corp.	18,462	1,975,249
Packaging Corp. of America	7,932	890,684
Pebblebrook Hotel Trust	48,732	707,101
Pioneer Natural Resources Co.	8,314	1,800,231
Prologis, Inc.	46,688	4,743,501
Public Storage	14,148	4,142,676
Quanta Services, Inc.	3,793	483,190
Rayonier, Inc.	26,457	792,916
Regency Centers Corp.	31,581	1,700,637
Reliance Steel & Aluminum Co.	17,931	3,127,346
Rexford Industrial Realty, Inc.	37,703	1,960,556
Royal Gold, Inc.	1,988	186,514
RPM International, Inc.	10,239	853,011
SBA Communications Corp.	8,640	2,459,376
Sempra Energy	4,180	626,749
The Sherwin-Williams Co.	6,148	1,258,803
Shoals Technologies Group, Inc. Class A (a)	22,116	476,600
Simon Property Group, Inc.	25,480	2,286,830
SL Green Realty Corp. (b)	12,339	495,534
The Southern Co.	8,652	588,336

	Number of Shares	Value
Southern Copper Corp.	19,073	$855,233
Southwest Airlines Co. (a)	16,219	500,194
Steel Dynamics, Inc.	27,357	1,940,979
Sun Country Airlines Holdings, Inc. (a)	36,393	495,309
Terreno Realty Corp.	30,495	1,615,930
Union Pacific Corp.	5,170	1,007,219
United Airlines Holdings, Inc. (a)	14,314	465,634
Ventas, Inc.	29,270	1,175,776
Vulcan Materials Co.	7,816	1,232,661
Welltower, Inc.	33,247	2,138,447
WestRock Co.	8,442	260,773
Weyerhaeuser Co.	7,632	217,970
Xcel Energy, Inc.	4,001	256,063
		110,079,797

TOTAL COMMON STOCK (Cost $220,843,423)		189,537,651

PREFERRED STOCK — 1.1%
United States — 1.1%
Jetti Holdings, Inc., Series C, (Acquired 5/24/21-6/30/21, Cost $130,426)
(d) (e) (f)	2,253	299,406
KoBold Metals, Inc., Series B-1, (Acquired 1/10/22,Cost $670,800) (d) (e) (f)	24,472	670,800
Lilac Solutions, Inc., Series B, (Acquired 9/08/21,Cost $329,342)
(d) (e) (f)	25,087	342,438
NextEra Energy, Inc. Convertible 5.279%	18,013	896,687
		2,209,331

TOTAL PREFERRED STOCK (Cost $1,992,987)		2,209,331

TOTAL EQUITIES (Cost $222,836,410)		191,746,982

MUTUAL FUNDS — 5.2%
United States — 5.2%
Industrial Select Sector SPDR Fund (b)	29,594	2,451,567
iShares MSCI Global Metals & Mining Producers ETF	34,821	1,184,959
SPDR S&P Homebuilders ETF (b)	18,861	1,031,508
SPDR S&P Oil & Gas Exploration & Production ETF	6,166	769,023

The accompanying notes are an integral part of the financial statements.

90

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio (g)	5,007,776	$5,007,776
VanEck Oil Services ETF (b)	2,574	543,655
		10,988,488

TOTAL MUTUAL FUNDS (Cost $12,080,514)		10,988,488

TOTAL LONG-TERM INVESTMENTS (Cost $234,916,924)		202,735,470

SHORT-TERM INVESTMENTS — 4.9%
Mutual Fund — 3.9%
T. Rowe Price Government Reserve Investment Fund	8,257,913	8,257,913
	Principal Amount
Repurchase Agreement — 0.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (h)	$508,779	508,779
U.S. Treasury Bill — 0.8%
U.S. Treasury Bill
3.324% 2/16/23 (i)	1,490,000	1,469,968
3.607% 2/16/23 (i) (j)	100,000	98,654
		1,568,622

TOTAL SHORT-TERM INVESTMENTS (Cost $10,336,893)		10,335,314

TOTAL INVESTMENTS — 101.3% (Cost $245,253,817) (k)		213,070,784

Other Assets/(Liabilities) — (1.3)%		(2,731,384)

NET ASSETS — 100.0%		$210,339,400

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2022, was $7,316,254 or 3.48% of net assets. The Fund received $2,537,338 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $996,419 or 0.47% of net assets.

(d)	Investment is valued using significant unobservable inputs.
(e)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2022, these securities amounted to a value of $1,312,644 or 0.62% of net assets.

(f)

Restricted security. Certain securities are restricted as to resale. At September 30, 2022, these securities amounted to a value of $1,312,644 or 0.62% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(g)	Represents investment of security lending cash collateral. (Note 2).
(h)

Maturity value of $508,814. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 3/30/23, and an aggregate market value, including accrued interest, of $518,969.

(i)	The rate shown represents yield-to-maturity.
(j)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(k)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Financial	33.3%
Basic Materials	28.0%
Energy	11.6%
Industrial	11.0%
Mutual Funds	5.2%
Consumer, Cyclical	4.0%
Utilities	1.8%
Consumer, Non-cyclical	1.1%
Technology	0.4%
Total Long-Term Investments	96.4%
Short-Term Investments and Other Assets and Liabilities	3.6%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

91

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio of Investments (Continued)

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.*	10/14/22	NOK	11,199,430	USD	1,118,794	$(90,243)
Bank of America N.A.*	10/14/22	CAD	1,159,170	USD	889,147	(50,008)
BNP Paribas SA*	10/04/22	USD	1,145,313	BRL	6,139,450	7,187
BNP Paribas SA*	10/04/22	BRL	6,139,450	USD	1,135,547	2,579
BNP Paribas SA*	11/03/22	BRL	6,139,450	USD	1,137,504	(7,597)
Deutsche Bank AG*	10/14/22	USD	1,076,361	SEK	11,506,470	39,072
JP Morgan Chase Bank N.A.*	10/04/22	BRL	6,139,450	USD	1,195,248	(57,122)
JP Morgan Chase Bank N.A.*	10/04/22	USD	1,135,547	BRL	6,139,450	(2,579)
Morgan Stanley & Co. LLC*	10/14/22	NOK	11,191,470	EUR	1,114,977	(65,659)
Wells Fargo Bank N.A.*	10/14/22	USD	869,637	CAD	1,159,170	30,498
						$(193,872)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
Hang Seng Index	10/28/22	8	$906,619	$(29,637)
S&P TSX 60 Index	12/15/22	6	1,033,633	(64,147)
Xae Energy	12/16/22	122	10,125,312	(932,612)
				$(1,026,396)
Short
Nasdaq 100 E Mini Index	12/16/22	17	$(4,256,923)	$504,853
S&P 500 E Mini Index	12/16/22	23	(4,654,444)	512,719
U.S. Treasury Note 10 Year	12/20/22	14	(1,642,793)	73,918
U.S. Treasury Ultra Long Bond	12/20/22	5	(738,588)	53,587
				$1,145,077

OTC Total Return Swaps

Paid by the Fund				Received by the Fund
Rate/ Reference	No. of Contracts/ Notional		Frequency	Rate/ Reference	No. of Contracts/ Notional	Frequency	Counterparty	Termination Date	Value	Upfront Premium Received (Paid)/ Received	Unrealized Appreciation (Depreciation)
1Day-SOFR+42 bp	USD	549,162	Monthly	Xtrackers Harvest CSI 300 China A-Shares ETF	18,509	Monthly	Citibank N.A.*	1/16/24	$(47,754)	$—	$(47,754)
1Day-SOFR+42 bp	USD	271,774	Monthly	iShares MSCI China ETF	5,730	Monthly	Citibank N.A.*	1/16/24	(27,905)	—	(27,905)
1Day-SOFR+42 bp	USD	651,892	Monthly	KraneShares CSI China Internet ETF	23,534	Monthly	Citibank N.A.*	1/18/24	(72,014)	—	(72,014)

The accompanying notes are an integral part of the financial statements.

92

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio of Investments (Continued)

OTC Total Return Swaps (Continued)

Paid by the Fund				Received by the Fund
Rate/ Reference	No. of Contracts/ Notional		Frequency	Rate/ Reference	No. of Contracts/ Notional	Frequency	Counterparty	Termination Date	Value	Upfront Premium Received (Paid)/ Received	Unrealized Appreciation (Depreciation)
1Day-SOFR+42 bp	USD	681,223	Monthly	Xtrackers Harvest CSI 300 China A-Shares ETF	22,960	Monthly	Citibank N.A.*	1/18/24	$(59,237)	$—	$(59,237)
1Day-SOFR+42 bp	USD	660,605	Monthly	iShares MSCI China ETF	13,928	Monthly	Citibank N.A.*	1/18/24	(67,829)	—	(67,829)
									$(274,739)	$—	$(274,739)

* Contracts are subject to a master netting agreement or similar agreement.

Currency Legend

BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
NOK	Norwegian Krone
SEK	Swedish Krona
USD	United States Dollar

The accompanying notes are an integral part of the financial statements.

93

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
EQUITIES — 94.9%
COMMON STOCK — 92.5%
Basic Materials — 2.8%
Chemicals — 0.9%
AgroFresh Solutions, Inc. (a)	60,688	$91,032
Element Solutions, Inc.	104,768	1,704,575
Hawkins, Inc.	7,626	297,338
Orion Engineered Carbons SA	30,529	407,562
PPG Industries, Inc.	5,230	578,909
Quaker Chemical Corp. (b)	8,488	1,225,497
RPM International, Inc.	16,600	1,382,946
		5,687,859
Forest Products & Paper — 0.1%
Clearwater Paper Corp. (a)	12,119	455,675
West Fraser Timber Co. Ltd.	4,079	295,084
		750,759
Iron & Steel — 0.2%
Carpenter Technology Corp.	15,525	483,448
Reliance Steel & Aluminum Co.	3,543	617,935
		1,101,383
Mining — 1.6%
AngloGold Ashanti Ltd. Sponsored ADR	92,915	1,284,085
Cameco Corp.	109,756	2,909,632
Constellium SE (a)	98,584	999,642
ERO Copper Corp. (a) (b)	13,723	151,700
Franco-Nevada Corp.	20,493	2,447,855
Freeport-McMoRan, Inc.	22,586	617,275
Fresnillo PLC	217,635	1,859,644
Gold Fields Ltd. Sponsored ADR (b)	87,788	710,205
		10,980,038
		18,520,039
Communications — 3.4%
Advertising — 0.5%
Advantage Solutions, Inc. (a)	67,419	143,603
Boston Omaha Corp. Class A (a)	19,960	459,878
The Trade Desk, Inc. Class A (a)	39,900	2,384,025
		2,987,506
Internet — 0.6%
Bumble, Inc. Class A (a)	14,599	313,733
Deliveroo PLC (a) (c)	146,067	136,979
Farfetch Ltd. Class A (a)	59,019	439,692
Figs, Inc. Class A (a) (b)	28,884	238,293
Match Group, Inc. (a)	9,900	472,725
Open Lending Corp. Class A (a)	100,599	808,816
Opendoor Technologies, Inc. (a)	41,650	129,531
Poshmark, Inc. Class A (a)	12,732	199,510

	Number of Shares	Value
Rover Group, Inc., Earnout Shares 16.00 (Acquired 8/02/21, Cost $0) (a) (d) (e) (f)	15,883	$331
Spotify Technology SA (a)	8,900	768,070
Upwork, Inc. (a)	16,133	219,731
		3,727,411
Media — 1.6%
Cable One, Inc.	1,947	1,660,888
DISH Network Corp. Class A (a)	44,484	615,214
Fox Corp. Class A	9,710	297,903
Liberty Media Corp-Liberty Formula One Class C (a)	28,800	1,684,800
News Corp. Class A	237,060	3,581,977
Paramount Global Class B (b)	79,776	1,518,935
Saga Communications, Inc. Class A	4,594	120,133
Scholastic Corp.	45,652	1,404,255
		10,884,105
Telecommunications — 0.7%
Arista Networks, Inc. (a)	8,377	945,680
Corning, Inc.	62,724	1,820,250
DigitalBridge Group, Inc. (b)	33,452	418,485
Harmonic, Inc. (a)	73,709	963,377
Infinera Corp. (a) (b)	6,488	31,402
Motorola Solutions, Inc.	3,587	803,380
		4,982,574
		22,581,596
Consumer, Cyclical — 9.7%
Airlines — 0.5%
Allegiant Travel Co. (a)	8,061	588,292
Southwest Airlines Co. (a)	85,972	2,651,376
Sun Country Airlines Holdings, Inc. (a)	10,891	148,227
		3,387,895
Apparel — 0.7%
adidas AG	2,881	334,342
Deckers Outdoor Corp. (a)	1,700	531,437
On Holding AG, Class A (a)	10,472	168,076
Ralph Lauren Corp.	30,181	2,563,272
Skechers U.S.A., Inc. Class A (a)	17,306	548,946
Steven Madden Ltd.	15,878	423,466
		4,569,539
Auto Manufacturers — 1.0%
Blue Bird Corp. (a)	13,328	111,289
General Motors Co.	51,862	1,664,252
PACCAR, Inc.	33,495	2,803,196
Rivian Automotive, Inc. Class A (a)	56,788	1,868,893
		6,447,630

The accompanying notes are an integral part of the financial statements.

94

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Auto Parts & Equipment — 0.1%
Dorman Products, Inc. (a)	6,010	$493,541
Visteon Corp. (a)	3,371	357,529
		851,070
Distribution & Wholesale — 0.5%
IAA, Inc. (a)	12,177	387,837
Pool Corp.	328	104,373
SiteOne Landscape Supply, Inc. (a)	20,584	2,143,618
ThredUp, Inc. Class A (a)	25,521	46,959
Univar Solutions, Inc. (a)	24,942	567,181
		3,249,968
Entertainment — 0.6%
Cinemark Holdings, Inc. (a)	16,212	196,327
DraftKings, Inc. Class A (a)	27,300	413,322
Genius Sports Ltd. (a)	15,822	58,067
Madison Square Garden Entertainment Corp. (a)	14,049	619,421
Madison Square Garden Sports Corp. (a)	4,604	629,183
Marriott Vacations Worldwide Corp.	6,456	786,728
Red Rock Resorts, Inc. Class A	4,601	157,630
Vail Resorts, Inc.	5,000	1,078,200
		3,938,878
Food Services — 0.2%
Compass Group PLC	67,998	1,359,226
Home Builders — 0.4%
Cavco Industries, Inc. (a)	5,028	1,034,561
Horizon Global Corp. (a)	39,691	48,820
LCI Industries	3,585	363,734
Meritage Home Corp. (a)	9,457	664,543
Skyline Champion Corp. (a)	12,796	676,525
		2,788,183
Housewares — 0.1%
The Scotts Miracle-Gro Co.	17,639	754,067
Leisure Time — 0.0%
Rad Power Bikes, Inc., Class A (Acquired 1/22/21, Cost $69,082) (a) (d) (e) (f)	14,321	87,072
Lodging — 0.7%
Hilton Worldwide Holdings, Inc.	22,200	2,677,764
MGM Resorts International	59,800	1,777,256
Wyndham Hotels & Resorts, Inc.	5,900	361,965
		4,816,985
Retail — 4.9%
Bath & Body Works, Inc.	44,428	1,448,353
Beacon Roofing Supply, Inc. (a)	25,958	1,420,422
Best Buy Co., Inc.	19,236	1,218,408
BJ’s Restaurants, Inc. (a)	25,908	617,906

	Number of Shares	Value
Burlington Stores, Inc. (a)	37,955	$4,246,785
Casey’s General Stores, Inc.	9,900	2,004,948
Chipotle Mexican Grill, Inc. (a)	1,520	2,284,195
Chuy’s Holdings, Inc. (a)	16,292	377,649
Dollar General Corp.	9,900	2,374,614
Dollar Tree, Inc. (a)	13,200	1,796,520
Domino’s Pizza, Inc.	3,950	1,225,290
Dutch Bros, Inc., Class A (a) (b)	4,763	148,367
Fiesta Restaurant Group, Inc. (a)	31,292	198,391
Five Below, Inc. (a)	8,839	1,216,865
Floor & Decor Holdings, Inc. Class A (a)	19,500	1,370,070
Framebridge Future Contingency Payments (Acquired 5/19/20-11/10/20, Cost $10,553) (a) (d) (e) (f)	10,553	3,170
Hibbett, Inc.	3,006	149,729
LL Flooring Holdings, Inc. (a)	26,112	180,956
Lululemon Athletica, Inc. (a)	1,300	363,428
O’Reilly Automotive, Inc. (a)	2,300	1,617,705
Ollie’s Bargain Outlet Holdings, Inc. (a)	26,296	1,356,874
Papa John’s International, Inc.	22,992	1,609,670
Petco Health & Wellness Co., Inc. (a)	19,082	212,955
Red Robin Gourmet Burgers, Inc. (a)	8,196	55,159
RH (a)	1,026	252,468
Ross Stores, Inc.	8,700	733,149
Rush Enterprises, Inc. Class A	12,573	551,452
Ruth’s Hospitality Group, Inc.	14,708	247,977
Sweetgreen, Inc. Class A (a) (b)	38,118	705,183
Warby Parker, Inc. Class A (a)	61,400	819,076
Wingstop, Inc.	8,415	1,055,409
Winmark Corp.	2,566	555,128
Yum! Brands, Inc.	800	85,072
		32,503,343
Textiles — 0.0%
Bombas LLC. (Acquired 2/12/21, Cost $183,470) (a) (d) (e) (f)	41,514	203,419
		64,957,275
Consumer, Non-cyclical — 25.1%
Agriculture — 0.3%
Bunge Ltd.	19,961	1,648,180
Pax Labs, Inc., Class A (Acquired 4/18/19, Cost $218,578) (a) (d) (e) (f)	58,048	38,312
		1,686,492
Beverages — 1.0%
The Boston Beer Co., Inc. Class A (a)	6,441	2,084,630
Carlsberg A/S Class B	13,881	1,619,628
Coca-Cola Consolidated, Inc.	2,004	825,107
Constellation Brands, Inc. Class A	2,952	678,015

The accompanying notes are an integral part of the financial statements.

95

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Monster Beverage Corp. (a)	14,621	$1,271,442
		6,478,822
Biotechnology — 4.8%
Abcam PLC (a)	28,992	432,491
Abcam PLC Sponsored ADR (a) (b)	27,805	416,797
ACADIA Pharmaceuticals, Inc. (a)	5,227	85,514
Akero Therapeutics, Inc. (a) (b)	3,405	115,940
Allogene Therapeutics, Inc. (a) (b)	10,030	108,324
Alnylam Pharmaceuticals, Inc. (a)	15,497	3,101,880
Apellis Pharmaceuticals, Inc. (a)	34,534	2,358,672
Argenx SE ADR (a)	12,559	4,433,955
Avid Bioservices, Inc. (a)	10,600	202,672
Avidity Biosciences, Inc. (a) (b)	31,121	508,206
BeiGene Ltd. ADR (a)	759	102,328
Bicycle Therapeutics PLC ADR (a) (b)	831	19,329
Blueprint Medicines Corp. (a)	19,944	1,314,110
C4 Therapeutics, Inc. (a)	10,842	95,084
Cerevel Therapeutics Holdings, Inc. (a)	20,056	566,783
Certara, Inc. (a)	10,621	141,047
CinCor Pharma, Inc. (a)	1,598	52,446
Corteva, Inc.	28,662	1,638,033
CRISPR Therapeutics AG (a) (b)	11,753	768,059
Day One Biopharmaceuticals, Inc. (a)	4,153	83,185
Denali Therapeutics, Inc. (a)	8,819	270,655
DICE Therapeutics, Inc. (a)	5,194	105,334
Entrada Therapeutics, Inc. (a) (b)	6,271	98,831
Exelixis, Inc. (a)	27,657	433,662
Exscientia PLC (a) (b)	1,673	13,735
Fate Therapeutics, Inc. (a) (b)	6,240	139,838
Generation Bio Co., (a)	34,221	181,714
HilleVax, Inc. (a)	7,986	136,481
Icosavax, Inc. (a) (b)	22,585	71,369
Ideaya Biosciences, Inc. (a)	4,901	73,123
IGM Biosciences, Inc. (a) (b)	9,048	205,752
Imago Biosciences, Inc. (a) (b)	3,324	50,026
Incyte Corp. (a)	1,863	124,150
Insmed, Inc. (a)	66,182	1,425,560
Intellia Therapeutics, Inc. (a)	5,830	326,247
Ionis Pharmaceuticals, Inc. (a)	49,558	2,191,950
Iovance Biotherapeutics, Inc. (a)	4,659	44,633
IVERIC bio, Inc. (a)	3,670	65,840
Karuna Therapeutics, Inc. (a)	7,565	1,701,595
Kymera Therapeutics, Inc. (a)	22,224	483,817
MacroGenics, Inc. (a)	20,074	69,456
MeiraGTx Holdings PLC (a)	5,622	47,281
Mirati Therapeutics, Inc. (a)	1,414	98,754
Monte Rosa Therapeutics, Inc. (a)	18,919	154,568
NeoGenomics, Inc. (a)	17,674	152,173

	Number of Shares	Value
Nkarta, Inc. (a)	25,929	$341,226
Nurix Therapeutics, Inc. (a)	15,020	195,711
Olink Holding AB ADR (a) (b)	17,080	207,351
Pardes Biosciences, Inc. (a)	882	1,632
Pliant Therapeutics, Inc. (a)	1,800	37,602
Prothena Corp. PLC (a)	13,401	812,503
PTC Therapeutics, Inc. (a)	2,845	142,819
RAPT Therapeutics, Inc. (a)	13,234	318,410
Relay Therapeutics, Inc. (a)	20,964	468,965
Replimune Group, Inc. (a)	16,190	279,601
Revolution Medicines, Inc. (a)	4,846	95,563
Rocket Pharmaceuticals, Inc. (a)	1,734	27,675
Sage Therapeutics, Inc. (a)	2,521	98,722
Sana Biotechnology, Inc. (a) (b)	4,453	26,718
Scholar Rock Holding Corp. (a)	27,439	190,152
Seagen, Inc. (a)	5,300	725,199
Seer, Inc. (a)	15,259	118,105
Senti Biosciences, Inc. (a)	5,462	11,853
Syndax Pharmaceuticals, Inc. (a)	6,228	149,659
Tenaya Therapeutics, Inc. (a)	15,277	44,303
Twist Bioscience Corp. (a)	3,772	132,925
Ultragenyx Pharmaceutical, Inc. (a)	18,563	768,694
Ventyx Biosciences, Inc. (a)	1,275	44,510
Verve Therapeutics, Inc. (a)	8,509	292,284
Xencor, Inc. (a)	28,938	751,809
Zai Lab Ltd. ADR (a)	2,756	94,255
Zentalis Pharmaceuticals, Inc. (a)	17,253	373,700
		31,963,345
Commercial Services — 5.5%
ABM Industries, Inc.	5,382	205,754
Altus Group Ltd. (b)	3,533	114,531
American Public Education, Inc. (a)	14,556	133,042
Ashtead Group PLC	21,484	959,172
Booz Allen Hamilton Holding Corp.	31,689	2,926,479
Bright Horizons Family Solutions, Inc. (a)	34,507	1,989,329
Clarivate PLC (a)	114,480	1,074,967
CoStar Group, Inc. (a)	47,048	3,276,893
Equifax, Inc.	11,300	1,937,159
FleetCor Technologies, Inc. (a)	11,700	2,061,189
FTI Consulting, Inc. (a)	1,765	292,478
Global Payments, Inc.	10,404	1,124,152
Green Dot Corp. Class A (a)	14,521	275,609
Herc Holdings, Inc.	1,211	125,799
Huron Consulting Group, Inc. (a)	4,914	325,553
Legalzoom.com Inc. (a) (b)	14,353	123,005
MarketAxess Holdings, Inc.	6,575	1,462,872
Monro, Inc.	24,527	1,065,943
Multiplan Corp. (a) (b)	150,201	429,575

The accompanying notes are an integral part of the financial statements.

96

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Paylocity Holding Corp. (a)	24,364	$5,885,855
Payoneer Global, Inc. (a)	137,986	834,815
PROG Holdings, Inc. (a)	11,025	165,155
Rent the Runway, Inc. Class A (a)	14,550	32,010
Rentokil Initial PLC	251,406	1,327,523
SEACOR Marine Holdings Inc. (a)	50,253	282,422
Strategic Education, Inc.	29,766	1,827,930
Toast, Inc., Class A (a)	150,164	2,510,742
TransUnion	23,400	1,392,066
United Rentals, Inc. (a)	2,600	702,312
Verisk Analytics, Inc.	9,200	1,568,876
WillScot Mobile Mini Holdings Corp. (a)	5,865	236,535
		36,669,742
Cosmetics & Personal Care — 0.0%
Olaplex Holdings, Inc. (a)	5,448	52,028
Food — 1.9%
Cal-Maine Foods, Inc.	6,797	377,845
Campbell Soup Co.	31,486	1,483,621
Flowers Foods, Inc.	150,541	3,716,857
Grocery Outlet Holding Corp. (a)	904	30,094
Nomad Foods Ltd. (a)	62,204	883,297
Post Holdings, Inc. (a)	13,821	1,132,078
The Simply Good Foods Co. (a)	16,404	524,764
Sysco Corp.	37,690	2,665,060
TreeHouse Foods, Inc. (a)	25,430	1,078,741
Utz Brands, Inc.	48,242	728,454
		12,620,811
Health Care – Products — 5.6%
Adaptive Biotechnologies Corp. (a)	3,894	27,725
Alcon, Inc.	21,000	1,221,780
AtriCure, Inc. (a)	7,996	312,644
Atrion Corp.	940	531,100
Avantor, Inc. (a)	109,800	2,152,080
Bruker Corp.	62,613	3,322,246
The Cooper Cos., Inc.	7,800	2,058,420
Cvrx, Inc. (a) (b)	4,148	38,701
Dentsply Sirona, Inc.	69,615	1,973,585
Exact Sciences Corp. (a)	10,000	324,900
Hologic, Inc. (a)	92,455	5,965,197
ICU Medical, Inc. (a)	10,524	1,584,914
Koninklijke Philips NV	112,001	1,730,029
Lantheus Holdings, Inc. (a)	7,562	531,836
Nevro Corp. (a)	3,797	176,940
Novocure Ltd. (a)	1,539	116,933
Pacific Biosciences of California, Inc. (a) (b)	53,549	310,852
Penumbra, Inc. (a)	2,476	469,450

	Number of Shares	Value
PROCEPT BioRobotics Corp. (a)	17,229	$714,314
Quidelortho Corp. (a)	25,756	1,841,039
Rapid Micro Biosystems, Inc., Class A (a) (b)	16,139	52,129
Repligen Corp. (a)	8,616	1,612,140
Sartorius Stedim Biotech	933	285,211
Shockwave Medical, Inc. (a)	1,363	379,010
Teleflex, Inc.	16,740	3,372,440
Utah Medical Products, Inc.	3,032	258,660
West Pharmaceutical Services, Inc.	11,579	2,849,360
Zimmer Biomet Holdings, Inc.	27,268	2,850,869
		37,064,504
Health Care – Services — 3.2%
Acadia Healthcare Co., Inc. (a)	31,900	2,493,942
Agiliti, Inc. (a) (b)	23,415	335,069
agilon health, Inc. (a)	9,461	221,577
Catalent, Inc. (a)	47,612	3,445,204
Centene Corp. (a)	23,839	1,854,912
Charles River Laboratories International, Inc. (a)	7,676	1,510,637
dentalcorp Holdings Ltd. (a)	18,724	107,761
The Ensign Group, Inc.	8,148	647,766
Eurofins Scientific SE	8,516	504,988
Flame Biosciences, Inc. (Acquired 9/28/20, Cost $60,083) (a) (d) (e) (f)	9,173	42,104
Fresenius SE & Co. KGaA	36,702	786,129
Innovage Holding Corp. (a) (b)	41,040	241,315
ModivCare, Inc. (a)	5,707	568,874
Molina Healthcare, Inc. (a)	9,312	3,071,470
The Pennant Group, Inc. (a)	29,722	309,406
Select Medical Holdings Corp.	222,692	4,921,493
Surgery Partners, Inc. (a)	6,977	163,262
U.S. Physical Therapy, Inc.	5,200	395,304
		21,621,213
Household Products & Wares — 0.6%
Avery Dennison Corp.	12,500	2,033,750
Kimberly-Clark Corp.	7,540	848,552
Reynolds Consumer Products, Inc.	42,400	1,102,824
		3,985,126
Pharmaceuticals — 2.2%
Agios Pharmaceuticals, Inc. (a)	7,849	221,970
Alector, Inc. (a)	2,225	21,049
Alkermes PLC (a)	45,730	1,021,151
Arvinas, Inc. (a)	10,884	484,229
Ascendis Pharma A/S ADR (a)	15,973	1,649,372
BellRing Brands, Inc. (a)	41,015	845,319
Cardinal Health, Inc.	47,994	3,200,240
Centessa Pharmaceuticals PLC ADR (a) (b)	3,637	14,621

The accompanying notes are an integral part of the financial statements.

97

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Elanco Animal Health, Inc. (a)	58,871	$730,589
Embecta Corp.	22,903	659,377
Enanta Pharmaceuticals, Inc. (a)	228	11,826
Galapagos NV (a)	12,860	550,278
Gyroscope Therapeutics, Milesone Payment 1 (Acquired 2/18/22, Cost $31,900) (a) (d) (e) (f)	31,900	11,076
Gyroscope Therapeutics, Milesone Payment 2 (Acquired 2/18/22, Cost $21,260) (a) (d) (e) (f)	21,260	3,076
Gyroscope Therapeutics, Milesone Payment 3 (Acquired 2/18/22, Cost $21,260) (a) (d) (e) (f)	21,260	2,564
Immuneering Corp. Class A (a)	8,525	122,078
Kura Oncology, Inc. (a)	18,875	257,832
Longboard Pharmaceuticals, Inc. (a)	3,060	11,383
Lyell Immunopharma, Inc. (a)	7,678	56,280
Morphic Holding, Inc. (a)	6,791	192,185
Neurocrine Biosciences, Inc. (a)	4,757	505,241
Option Care Health, Inc. (a)	52,921	1,665,424
Patterson Cos., Inc.	60,882	1,462,386
Perrigo Co. PLC	5,800	206,828
Prometheus Biosciences, Inc. (a)	2,850	168,179
Reata Pharmaceuticals, Inc. Class A (a) (b)	3,018	75,842
Repare Therapeutics, Inc. (a) (b)	12,511	151,758
Viatris, Inc.	64,758	551,738
		14,853,891
		166,995,974
Diversified — 0.2%
Holding Companies-Diversified — 0.0%
Dynamics Special Purpose Corp., Founders Shares (Acquired 12/22/21, Cost $0) (a) (d) (e)	607	1,251
Holding Company – Diversified — 0.2%
Big Sky Growth Partners, Inc. (a)	32,563	318,140
Conyers Park III Acquisition Corp. (a)	31,244	305,254
KKR Acquisition Holdings I Corp. (a)	24,852	245,041
Post Holdings Partnering Corp. (a)	21,493	208,912
Professional Holding Corp. Class A (a)	4,276	110,919
Revolution Healthcare Acquisition Corp. (a)	8,585	84,305
		1,272,571
		1,273,822
Energy — 4.1%
Energy – Alternate Sources — 0.4%
Array Technologies, Inc. (a)	16,428	272,376
NextEra Energy Partners LP	13,475	974,377
REX American Resources Corp. (a)	4,659	130,079

	Number of Shares	Value
Shoals Technologies Group, Inc. Class A (a)	47,563	$1,024,983
		2,401,815
Oil & Gas — 1.4%
Advantage Energy Ltd. (a)	68,447	492,040
Canadian Natural Resources Ltd.	17,648	821,867
Coterra Energy, Inc.	29,700	775,764
Devon Energy Corp.	15,412	926,724
Diamondback Energy, Inc.	7,811	940,913
Imperial Oil Ltd.	22,829	987,811
Kimbell Royalty Partners LP	13,195	224,051
Magnolia Oil & Gas Corp. Class A	101,824	2,017,133
Matador Resources Co.	23,391	1,144,288
Pioneer Natural Resources Co.	4,900	1,060,997
Venture Global LNG, Inc., Series B (Acquired 3/08/18, Cost $33,220) (a) (d) (e) (f)	11	162,748
Venture Global LNG, Inc., Series C (Acquired 3/08/18, Cost $27,180) (a) (d) (e) (f)	9	133,157
		9,687,493
Oil & Gas Services — 1.7%
Aris Water Solution, Inc. Class A	20,801	265,421
ChampionX Corp.	25,115	491,500
Enerflex Ltd. (b)	59,604	255,874
Expro Group Holdings NV (a)	126,425	1,610,654
Liberty Energy, Inc. (a)	72,364	917,575
NexTier Oilfield Solutions, Inc. (a)	68,274	505,228
Nov, Inc.	73,942	1,196,382
Ranger Energy Services, Inc. (a)	32,296	315,855
TechnipFMC PLC (a)	500,636	4,235,381
Tidewater, Inc. (a)	73,306	1,590,740
		11,384,610
Pipelines — 0.6%
Cheniere Energy, Inc.	9,900	1,642,509
Equitrans Midstream Corp.	317,421	2,374,309
		4,016,818
		27,490,736
Financial — 17.1%
Banks — 6.6%
BankUnited, Inc.	45,328	1,548,858
Blue Foundry Bancorp (a)	20,556	229,199
Burke & Herbert Bank & Trust Co.	98	220,500
Cadence Bank	22,038	559,986
Coastal Financial Corp. (a)	5,001	198,740
Columbia Banking System, Inc.	25,983	750,649
CRB Group, Inc. (Acquired 4/14/22, Cost $73,283) (a) (d) (e) (f)	697	73,283

The accompanying notes are an integral part of the financial statements.

98

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CrossFirst Bankshares, Inc. (a)	31,022	$404,837
Dime Community Bancshares, Inc.	15,759	461,424
Dogwood State Bank, (Non-Voting) (Acquired 5/06/19, Cost $53,690) (a) (d) (e) (f)	5,369	96,642
Dogwood State Bank, (Voting) (Acquired 5/06/19, Cost $26,370) (a) (d) (e) (f)	2,637	47,466
East West Bancorp, Inc.	16,539	1,110,428
Eastern Bankshares, Inc.	18,882	370,842
Equity Bancshares, Inc. Class A	9,517	281,989
Farmers & Merchants Bank of Long Beach/Long Beach CA (b)	31	241,800
FB Financial Corp.	31,018	1,185,198
Fifth Third Bancorp	108,199	3,458,040
The First Bancshares, Inc.	19,085	570,069
Five Star Bancorp	9,617	272,738
Glacier Bancorp, Inc.	11,500	564,995
HarborOne Bancorp, Inc.	35,190	472,250
Heritage Commerce Corp.	37,932	430,149
Home BancShares, Inc.	62,295	1,402,260
Independent Bank Corp.	11,472	855,008
Independent Bank Group, Inc.	10,746	659,697
John Marshall Bancorp, Inc. (b)	11,333	278,338
Kearny Financial Corp.	48,462	514,666
Live Oak Bancshares, Inc.	43,115	1,319,319
Metropolitan Bank Holding Corp. (a)	2,773	178,470
National Bank Holdings Corp. Class A	19,200	710,208
Origin Bancorp, Inc.	21,334	820,719
P10, Inc.	26,284	276,508
PCSB Financial Corp.	6,520	116,904
Pinnacle Financial Partners, Inc.	23,901	1,938,371
Ponce Financial Group, Inc. (a) (b)	21,067	192,974
Popular, Inc.	41,103	2,961,882
Preferred Bank	8,200	534,886
Provident Bancorp, Inc.	13,162	188,348
Sandy Spring Bancorp, Inc.	16,551	583,588
Signature Bank	15,310	2,311,810
Southern First Bancshares, Inc. (a)	4,406	183,554
SouthState Corp.	21,250	1,681,300
State Street Corp.	58,417	3,552,338
SVB Financial Group (a)	892	299,516
Texas Capital Bancshares, Inc. (a)	18,696	1,103,625
Towne Bank	26,103	700,343
Veritex Holdings, Inc.	22,550	599,605
Walker & Dunlop, Inc.	5,312	444,774
Webster Financial Corp.	55,883	2,525,912
Westamerica Bancorp.	19,125	1,000,046
Western Alliance Bancorp	36,684	2,411,606
		43,896,657

	Number of Shares	Value
Diversified Financial Services — 2.0%
Air Lease Corp.	18,647	$578,243
Apiture, Inc. (Acquired 7/01/20-6/30/22, Cost $97,636) (a) (d) (e) (f)	6,130	101,865
Assetmark Financial Holdings, Inc. (a)	18,299	334,689
Cboe Global Markets, Inc.	14,094	1,654,213
Columbia Financial, Inc. (a)	8,780	185,521
Encore Capital Group, Inc. (a)	6,936	315,449
Grasshopper Bancorp, Inc. (Acquired 5/02/19, Cost $83,390) (a) (d) (e) (f)	8,339	33,356
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	24,261	726,132
Houlihan Lokey, Inc.	9,567	721,160
Intercontinental Exchange, Inc.	800	72,280
Lazard Ltd. Class A	29,058	924,916
NerdWallet, Inc. Class A (a)	13,527	119,984
OneMain Holdings, Inc.	24,825	732,834
OTC Markets Group, Inc. Class A	4,941	272,002
PennyMac Financial Services, Inc.	32,262	1,384,040
PRA Group, Inc. (a)	19,501	640,803
Radian Group, Inc.	39,075	753,757
Raymond James Financial, Inc.	6,750	667,035
Stash Financial, Inc. (Acquired 1/06/21-1/26/21, Cost $15,690) (a) (d) (e) (f)	487	17,050
StepStone Group, Inc. Class A	36,870	903,684
TMX Group Ltd.	4,110	378,048
Tradeweb Markets, Inc. Class A	24,100	1,359,722
Virtus Investment Partners, Inc.	3,026	482,708
		13,359,491
Insurance — 3.7%
Assurant, Inc.	21,395	3,108,052
Axis Capital Holdings Ltd.	41,973	2,062,973
Brown & Brown, Inc.	40,229	2,433,050
BRP Group, Inc. Class A (a)	37,896	998,560
CNA Financial Corp.	47,099	1,737,953
Essent Group Ltd.	10,036	349,955
The Hanover Insurance Group, Inc.	5,690	729,117
Jackson Financial, Inc., Class A	36,895	1,023,836
James River Group Holdings Ltd.	23,853	544,087
Kemper Corp.	58,457	2,411,936
Loews Corp.	48,032	2,393,915
Marsh & McLennan Cos., Inc.	6,460	964,413
Palomar Holdings, Inc. (a)	7,618	637,779
ProAssurance Corp.	15,438	301,195
RenaissanceRe Holdings Ltd.	20,613	2,893,859
Ryan Specialty Holdings, Inc. (a)	11,082	450,151
Selective Insurance Group, Inc.	18,555	1,510,377
		24,551,208

The accompanying notes are an integral part of the financial statements.

99

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Investment Companies — 0.2%
Groupe Bruxelles Lambert NV	16,707	$1,160,983
Private Equity — 0.3%
KKR & Co., Inc.	43,400	1,866,200
Real Estate — 0.6%
eXp World Holdings, Inc. (b)	7,225	80,992
FirstService Corp.	21,524	2,561,571
McGrath RentCorp	5,738	481,189
The St. Joe Co.	16,326	522,922
Tricon Residential, Inc.	78,293	677,234
		4,323,908
Real Estate Investment Trusts (REITS) — 3.4%
Apartment Investment and Management Co. Class A	169,450	1,236,985
Apple Hospitality REIT, Inc.	37,771	531,060
Community Healthcare Trust, Inc.	7,072	231,608
CubeSmart	30,394	1,217,584
EastGroup Properties, Inc.	14,971	2,160,914
Equity Commonwealth	82,713	2,014,889
Equity Residential	13,587	913,318
Essential Properties Realty Trust, Inc.	26,009	505,875
First Industrial Realty Trust, Inc.	7,828	350,773
Flagship Communities	5,389	80,781
Independence Realty Trust, Inc.	3,600	60,228
JBG SMITH Properties	44,175	820,771
NexPoint Diversified Real Estate Trust	4,387	55,057
NexPoint Residential Trust, Inc.	2,076	95,932
Omega Healthcare Investors, Inc.	9,421	277,825
Pebblebrook Hotel Trust	28,341	411,228
PennyMac Mortgage Investment Trust (b)	31,955	376,430
PotlatchDeltic Corp.	12,807	525,599
Rayonier, Inc.	55,780	1,671,727
Regency Centers Corp.	27,555	1,483,837
Rexford Industrial Realty, Inc.	29,822	1,550,744
Safehold, Inc. (b)	12,797	338,609
Saul Centers, Inc.	15,030	563,625
SBA Communications Corp.	762	216,903
Simon Property Group, Inc.	1,846	165,678
Terreno Realty Corp.	26,874	1,424,053
UMH Properties, Inc.	5,163	83,382
Vornado Realty Trust	34,098	789,710
Washington Real Estate Investment Trust	34,829	611,597
Weyerhaeuser Co.	58,751	1,677,929
		22,444,651

	Number of Shares	Value
Savings & Loans — 0.3%
Capitol Federal Financial, Inc.	24,111	$200,121
FS Bancorp, Inc.	6,123	166,913
Pacific Premier Bancorp, Inc.	29,909	925,983
WSFS Financial Corp.	20,974	974,452
		2,267,469
		113,870,567
Industrial — 15.3%
Aerospace & Defense — 0.8%
Rolls-Royce Holdings PLC (a)	1,658,880	1,274,842
Spirit AeroSystems Holdings, Inc. Class A	59,645	1,307,418
Teledyne Technologies, Inc. (a)	6,691	2,258,012
Triumph Group, Inc. (a)	62,533	537,159
		5,377,431
Building Materials — 1.5%
Gibraltar Industries, Inc. (a)	9,742	398,740
JELD-WEN Holding, Inc. (a)	16,793	146,939
Martin Marietta Materials, Inc.	5,831	1,878,107
Mohawk Industries, Inc. (a)	15,049	1,372,318
SPX Technologies, Inc. (a)	24,424	1,348,693
Summit Materials, Inc. Class A (a)	80,689	1,933,308
Trex Co., Inc. (a)	12,897	566,694
UFP Industries, Inc.	12,972	936,060
Vulcan Materials Co.	7,301	1,151,441
		9,732,300
Electrical Components & Equipment — 0.5%
Belden, Inc.	18,047	1,083,181
Insteel Industries, Inc.	5,411	143,554
Littelfuse, Inc.	8,811	1,750,658
Novanta, Inc. (a)	4,599	531,874
		3,509,267
Electronics — 2.4%
Agilent Technologies, Inc.	31,000	3,768,050
Amphenol Corp. Class A	18,200	1,218,672
Brady Corp. Class A	14,070	587,141
CTS Corp.	18,843	784,811
Fortive Corp.	39,900	2,326,170
Hubbell, Inc.	4,137	922,551
Keysight Technologies, Inc. (a)	17,100	2,690,856
Knowles Corp. (a)	14,591	177,572
National Instruments Corp.	86,189	3,252,773
		15,728,596
Environmental Controls — 0.5%
Stericycle, Inc. (a)	18,372	773,645
Tetra Tech, Inc.	4,525	581,598
Waste Connections, Inc.	12,379	1,672,774
		3,028,017

The accompanying notes are an integral part of the financial statements.

100

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Hand & Machine Tools — 0.6%
Cadre Holdings, Inc.	7,823	$188,221
Enerpac Tool Group Corp.	42,488	757,561
MSA Safety, Inc.	5,893	643,987
Regal Rexnord Corp.	7,824	1,098,177
Stanley Black & Decker, Inc.	17,505	1,316,551
		4,004,497
Machinery – Construction & Mining — 0.1%
BWX Technologies, Inc.	13,500	679,995
Machinery – Diversified — 2.9%
Alamo Group, Inc.	3,162	386,618
Cactus, Inc. Class A	20,572	790,582
CIRCOR International, Inc. (a)	21,597	356,134
Cognex Corp.	16,800	696,360
CSW Industrials, Inc.	8,700	1,042,260
Enovis Corp. (a)	19,833	913,706
Esab Corp.	24,146	805,511
Graco, Inc.	10,625	636,969
Hydrofarm Holdings Group, Inc. (a)	1,646	3,193
IDEX Corp.	13,133	2,624,630
Ingersoll Rand, Inc.	149,062	6,448,422
Marel HF	27,870	86,424
The Middleby Corp. (a)	6,834	875,914
Mueller Water Products, Inc. Class A	38,781	398,281
Rockwell Automation, Inc.	5,767	1,240,539
Thermon Group Holdings, Inc. (a)	24,000	369,840
The Toro Co.	15,591	1,348,310
Zurn Elkay Water Solutions Corp.	16,325	399,962
		19,423,655
Metal Fabricate & Hardware — 1.0%
AZZ, Inc.	15,949	582,298
Helios Technologies, Inc.	17,979	909,737
RBC Bearings, Inc. (a)	12,740	2,647,499
Strattec Security Corp. (a)	3,912	81,370
Valmont Industries, Inc.	2,333	626,691
Xometry, Inc. Class A (a)	31,977	1,815,974
		6,663,569
Miscellaneous - Manufacturing — 2.0%
Alstom SA	46,366	745,575
ESCO Technologies, Inc.	16,654	1,223,070
Federal Signal Corp.	16,027	598,128
Haynes International, Inc.	10,135	355,941
John Bean Technologies Corp.	8,402	722,572
Myers Industries, Inc.	27,235	448,560
Textron, Inc.	128,628	7,493,867
Trane Technologies PLC	11,463	1,659,957
		13,247,670

	Number of Shares	Value
Packaging & Containers — 0.9%
Ball Corp.	71,902	$3,474,305
Ranpak Holdings Corp. (a)	8,272	28,290
Sealed Air Corp.	35,400	1,575,654
WestRock Co.	35,637	1,100,827
		6,179,076
Transportation — 2.1%
C.H. Robinson Worldwide, Inc.	17,473	1,682,825
International Seaways, Inc.	9,303	326,814
J.B. Hunt Transport Services, Inc.	36,108	5,648,013
Landstar System, Inc.	8,353	1,205,923
Matson, Inc.	167	10,274
Old Dominion Freight Line, Inc.	12,317	3,064,100
Saia, Inc. (a)	11,044	2,098,360
US Xpress Enterprises, Inc. Class A (a) (b)	23,308	57,338
		14,093,647
		101,667,720
Technology — 12.1%
Computers — 1.8%
Coalition, Inc. (Acquired 9/13/21, Cost $4,230) (a) (d) (e) (f)	256	5,513
Conduent, Inc. (a)	49,081	163,930
Crowdstrike Holdings, Inc. Class A (a)	7,600	1,252,556
Endava PLC Sponsored ADR (a)	21,036	1,696,133
Fortinet, Inc. (a)	53,200	2,613,716
Globant SA (a)	7,624	1,426,298
Leidos Holdings, Inc.	7,200	629,784
PAR Technology Corp. (a) (b)	19,994	590,423
Parsons Corp. (a)	27,949	1,095,601
Thoughtworks Holding, Inc. (a)	3,392	35,582
Western Digital Corp. (a)	69,331	2,256,724
		11,766,260
Semiconductors — 3.0%
Entegris, Inc.	43,053	3,574,260
KLA Corp.	8,400	2,542,092
Lattice Semiconductor Corp. (a)	55,818	2,746,804
MACOM Technology Solutions Holdings, Inc. (a)	5,815	301,159
Marvell Technology, Inc.	111,196	4,771,420
MaxLinear, Inc. (a)	9,875	322,123
Microchip Technology, Inc.	74,100	4,522,323
Monolithic Power Systems, Inc.	232	84,309
Onto Innovation, Inc. (a)	11,049	707,688
Wolfspeed, Inc. (a)	4,000	413,440
		19,985,618

The accompanying notes are an integral part of the financial statements.

101

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Software — 7.3%
Agilysys, Inc. (a)	3,617	$200,201
Alignment Healthcare, Inc. (a)	54,053	639,987
Amplitude, Inc. (a) (b)	12,844	198,697
Atlassian Corp. PLC Class A (a)	23,377	4,922,962
Bill.com Holdings, Inc. (a)	13,631	1,804,335
Black Knight, Inc. (a)	26,700	1,728,291
Blackline, Inc. (a)	6,272	375,693
Braze, Inc. (a)	3,450	120,163
Broadridge Financial Solutions, Inc.	4,000	577,280
CCC Intelligent Solutions Holdings, Inc. (a)	97,484	887,104
Ceridian HCM Holding, Inc. (a)	35,194	1,966,641
Checkr, Inc. (Acquired 6/29/18-12/02/19, Cost $116,452) (a) (d) (e) (f)	15,444	118,919
Clear Secure Inc. Class A (a) (b)	53,952	1,233,343
Clearwater Analytics Holdings, Inc. Class A (a)	14,030	235,564
Coupa Software, Inc. (a)	8,670	509,796
Databricks, Inc. (Acquired 7/24/20-8/28/20, Cost $24,732) (a) (d) (e) (f)	1,545	85,428
Datadog, Inc. Class A (a)	10,618	942,666
Definitive Healthcare Corp. (a)	8,670	134,732
The Descartes Systems Group, Inc. (a)	37,567	2,386,631
DocuSign, Inc. (a)	8,200	438,454
DoubleVerify Holdings, Inc. (a)	37,466	1,024,695
Doximity, Inc. Class A (a) (b)	21,851	660,337
Duolingo, Inc. (a)	7,033	669,753
Fair Isaac Corp. (a)	3,000	1,236,030
Five9, Inc. (a)	2,371	177,778
Ginkgo Bioworks, Inc., Earnout Shares 15.00 (Acquired 9/17/21, Cost $0) (a) (d) (e) (f)	874	1,045
Ginkgo Bioworks, Inc., Earnout Shares 17.50 (Acquired 9/17/21, Cost $0) (a) (d) (e) (f)	874	954
Ginkgo Bioworks, Inc., Earnout Shares 20.00 (Acquired 9/17/21, Cost $0) (a) (d) (e) (f)	874	877
Gusto, Inc. (Acquired 8/18/20-11/09/20, Cost $204,799) (a) (d) (e) (f)	15,332	288,702
HashiCorp, Inc. Class A (a)	8,042	258,872
HubSpot, Inc. (a)	9,539	2,576,675
Manhattan Associates, Inc. (a)	4,889	650,384
Megaport Ltd. (a) (b)	48,400	234,711
Monday.com Ltd. (a)	3,371	382,069
MongoDB, Inc. (a)	800	158,848
MSCI, Inc.	2,407	1,015,248
nCino, Inc. (a) (b)	21,829	744,587

	Number of Shares	Value
Outset Medical, Inc. (a)	19,330	$307,927
Paycom Software, Inc. (a)	873	288,081
Paycor HCM, Inc. (a)	31,931	943,880
Phreesia, Inc. (a)	18,422	469,393
Privia Health Group, Inc. (a)	18,578	632,767
Procore Technologies, Inc. (a)	16,946	838,488
PTC, Inc. (a)	11,500	1,202,900
Roper Technologies, Inc.	10,146	3,648,907
Schrodinger, Inc. (a)	782	19,534
SentinelOne Inc. Class A (a)	15,567	397,892
ServiceTitan, Inc. (Acquired 11/09/18-5/04/21, Cost $29,280) (a) (d) (e) (f)	637	43,896
Socure, Inc. (Acquired 12/22/21, Cost $62,185) (a) (d) (e) (f)	3,870	47,291
SS&C Technologies Holdings, Inc	15,665	748,004
Synopsys, Inc. (a)	6,600	2,016,366
Tanium, Inc., Class B (Acquired 9/24/20, Cost $30,277) (a) (d) (e) (f)	2,657	20,432
Themis Solutions, Inc. (Acquired 4/14/21, Cost $108,219) (a) (d) (e) (f)	4,820	97,846
Veeva Systems, Inc. Class A (a)	34,661	5,714,906
Vimeo, Inc. (a)	47,482	189,928
Workiva, Inc. (a)	10,091	785,080
Xero Ltd. (a)	17,878	821,625
		48,823,595
		80,575,473
Utilities — 2.7%
Electric — 1.9%
CenterPoint Energy, Inc.	32,720	922,050
FirstEnergy Corp.	96,774	3,580,638
IDACORP, Inc.	20,229	2,002,873
MGE Energy, Inc.	16,698	1,095,890
NorthWestern Corp.	5,254	258,917
PG&E Corp. (a)	372,340	4,654,250
PNM Resources, Inc.	10,057	459,907
		12,974,525
Gas — 0.6%
Chesapeake Utilities Corp.	12,906	1,489,223
ONE Gas, Inc.	13,960	982,644
RGC Resources, Inc.	7,280	153,317
Southwest Gas Holdings, Inc.	18,674	1,302,512
		3,927,696
Water — 0.2%
Artesian Resources Corp. Class A	1,393	67,032
California Water Service Group	14,731	776,177

The accompanying notes are an integral part of the financial statements.

102

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
SJW Group	11,443	$659,118
		1,502,327
		18,404,548

TOTAL COMMON STOCK (Cost $639,383,864)		616,337,750

PREFERRED STOCK — 2.4%
Communications — 0.1%
Internet — 0.1%
1661, Inc., Series F (Acquired 5/28/21, Cost $288,836) (a) (d) (e) (f)	49,629	91,317
Evolve Vacation Rental Network, Inc., Series 8 (Acquired 3/29/18, Cost $44,816) (a) (d) (e) (f)	5,266	101,986
Evolve Vacation Rental Network, Inc., Series 9 (Acquired 5/29/20, Cost $20,111) (a) (d) (e) (f)	3,470	67,203
Minted, Inc., Series E (Acquired 10/30/18, Cost $113,257) (a) (d) (e) (f)	8,410	113,956
SecurityScorecard, Inc., Series E (Acquired 3/05/21, Cost $262,495) (a) (d) (e) (f)	51,969	253,609
		628,071
Consumer, Cyclical — 0.1%
Auto Manufacturers — 0.1%
Nuro, Inc., Series C, (Acquired 10/30/20-3/02/21, Cost $282,254)
(a) (d) (e) (f)	21,621	450,705
Nuro, Inc., Series D, (Acquired 10/29/21, Cost $252,025)
(a) (d) (e) (f)	12,090	252,025
		702,730
Leisure Time — 0.0%
Rad Power Bikes, Inc., Series C, (Acquired 1/22/21, Cost $69,082)
(a) (d) (e) (f)	14,321	87,072
Rad Power Bikes, Inc., Series D, (Acquired 9/16/21, Cost $107,722)
(a) (d) (e) (f)	11,240	68,339
		155,411
Retail — 0.0%
OfferUp, Inc., Series F, (Acquired 7/01/20, Cost $9,217)
(a) (d) (e) (f)	4,025	2,737
		860,878

	Number of Shares	Value
Consumer, Non-cyclical — 1.1%
Agriculture — 0.1%
Farmer’s Business Network, Inc., Series E, (Acquired 2/11/19, Cost $191,081) (a) (d) (e) (f)	8,198	$509,570
Farmer’s Business Network, Inc., Series F, (Acquired 7/31/20, Cost $172,258) (a) (d) (e) (f)	5,211	323,904
		833,474
Biotechnology — 0.3%
Genesis Therapeutics, Inc., Series A, (Acquired 11/24/20, Cost $25,262) (a) (d) (e) (f)	4,946	25,262
Inscripta, Inc., Series E, (Acquired 3/30/21, Cost $148,812) (a) (d) (e) (f)	16,853	94,040
Insitro, Inc., Series B, (Acquired 5/21/20, Cost $34,456) (a) (d) (e) (f)	5,530	101,150
Insitro, Inc., Series C, (Acquired 4/07/21, Cost $62,208) (a) (d) (e) (f)	3,401	62,208
Kardium, Inc., Series D-5, (Acquired 11/29/18, Cost $29,906) (a) (d) (e) (f)	30,866	31,355
Kardium, Inc., Series D-6, (Acquired 1/08/21, Cost $145,349) (a) (d) (e) (f)	143,083	145,349
Laronde, Inc., Series B, (Acquired 7/28/21, Cost $109,340) (a) (d) (e) (f)	3,905	21,868
National Resilience, Inc., Series B, (Acquired 10/23/20, Cost $263,720) (a) (d) (e) (f)	19,306	1,172,453
National Resilience, Inc., Series C, (Acquired 6/09/21, Cost $315,045) (a) (d) (e) (f)	7,094	430,819
Tessera Therapeutics, Inc., Series C, (Acquired 2/25/22, Cost $34,499) (a) (d) (e) (f)	1,687	34,499
Treeline Biosciences, Inc., Series A, (Acquired 4/09/21, Cost $40,640) (a) (d) (e) (f)	5,192	40,640
		2,159,643
Commercial Services — 0.1%
Honor Technology, Inc., Series D, (Acquired 10/16/20, Cost $225,290) (a) (d) (e) (f)	93,556	270,377
Honor Technology, Inc., Series E, (Acquired 9/29/21, Cost $116,646) (a) (d) (e) (f)	36,897	106,632

The accompanying notes are an integral part of the financial statements.

103

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Redwood Materials, Inc., Series C, (Acquired 5/28/21, Cost $214,074) (a) (d) (e) (f)	4,516	$352,248
		729,257
Food — 0.3%
Cava Group, Inc., Series E, (Acquired 6/23/20-3/26/21, Cost $475,884) (a) (d) (e) (f)	18,159	1,061,575
Cava Group, Inc., Series F, (Acquired 3/26/21, Cost $512,596) (a) (d) (e) (f)	13,622	796,342
		1,857,917
Health Care – Products — 0.1%
Cleerly, Inc. Series C, (Acquired 7/08/22, Cost $200,211) (a) (d) (e) (f)	16,995	200,211
Prime Medicine, Inc., Series B, (Acquired 4/19/21, Cost $40,943) (a) (d) (e) (f)	9,347	40,943
Ring Therapeutics, Inc., Series B, (Acquired 4/12/21, Cost $50,885) (a) (d) (e) (f)	5,531	50,885
Tempus Labs, Inc., Series D, (Acquired 3/16/18, Cost $21,326) (a) (d) (e) (f)	2,275	133,952
Tempus Labs, Inc., Series E, (Acquired 8/23/18, Cost $29,149) (a) (d) (e) (f)	1,741	105,226
Tempus Labs, Inc., Series F, (Acquired 4/30/19, Cost $17,059) (a) (d) (e) (f)	689	42,194
Tempus Labs, Inc., Series G, (Acquired 2/06/20, Cost $19,176) (a) (d) (e) (f)	500	30,990
Tempus Labs, Inc., Series G-2, (Acquired 11/19/20, Cost $26,075) (a) (d) (e) (f)	455	25,576
		629,977
Health Care – Services — 0.1%
Caris Life Sciences, Inc., Series C, (Acquired 8/14/20, Cost $125,312) (a) (d) (e) (f)	45,403	298,752
Caris Life Sciences, Inc., Series D, (Acquired 5/11/21, Cost $378,132) (a) (d) (e) (f)	46,683	307,174
		605,926
Pharmaceuticals — 0.1%
Capsule Corporation, Series D, (Acquired 4/07/21, Cost $144,670) (a) (d) (e) (f)	9,983	123,190
Haul Hub, Inc., Series B, (Acquired 2/14/20-3/03/21, Cost $108,854) (a) (d) (e) (f)	7,466	140,883

	Number of Shares	Value
Haul Hub, Inc., Series C, (Acquired 4/14/22, Cost $43,061) (a) (d) (e) (f)	2,282	$43,061
		307,134
		7,123,328
Financial — 0.2%
Banks — 0.0%
CRB Group, Inc., Series D, (Acquired 1/28/22, Cost $255,280) (a) (d) (e) (f)	2,428	255,280
Diversified Financial Services — 0.2%
Color Health Inc., Series E, (Acquired 10/26/21, Cost $15,095) (a) (d) (e) (f)	151	15,095
Color Health, Inc., Series D, (Acquired 12/17/20, Cost $43,490) (a) (d) (e) (f)	1,155	115,464
Color Health, Inc., Series D-1, (Acquired 1/13/20, Cost $56,632) (a) (d) (e) (f)	2,655	265,418
Convoy, Inc., Series C, (Acquired 9/14/18, Cost $127,740) (a) (d) (e) (f)	17,990	93,188
Convoy, Inc., Series D, (Acquired 10/30/19, Cost $417,858) (a) (d) (e) (f)	30,861	159,860
Convoy, Inc., Series E, (Acquired 9/30/21, Cost $72,706) (a) (d) (e) (f)	4,407	22,828
Stash Financial, Inc., Series F, (Acquired 4/24/20, Cost $126,801) (a) (d) (e) (f)	5,060	177,151
Stash Financial, Inc., Series G, (Acquired 1/26/21, Cost $174,908) (a) (d) (e) (f)	4,667	163,392
		1,012,396
Insurance — 0.0%
Go Maps, Inc., Series B-1, (Acquired 5/15/19-7/29/20, Cost $9,665) (a) (d) (e) (f)	755	763
Investment Companies — 0.0%
Maplebear, Inc., Series E, (Acquired 11/19/21-12/01/21, Cost $348,680) (a) (d) (e) (f)	2,900	140,592
Maplebear, Inc., Series I, (Acquired 2/26/21, Cost $58,500) (a) (d) (e) (f)	468	22,689
		163,281
		1,431,720
Industrial — 0.3%
Aerospace & Defense — 0.1%
ABL Space Systems Company, Series B (Acquired 3/24/21, Cost $328,985) (a) (d) (e) (f)	7,305	496,712

The accompanying notes are an integral part of the financial statements.

104

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Electrical Components & Equipment — 0.1%
CelLink, Inc., Series D (Acquired 1/20/22, Cost $223,836) (a) (d) (e) (f)	10,749	$223,836
Sila Nanotechnologies, Inc., Series F (Acquired 1/07/21, Cost $505,509) (a) (d) (e) (f)	12,248	381,770
		605,606
Electronics — 0.1%
Sartorius AG 0.130%	1,505	525,649
		1,627,967
Technology — 0.6%
Computers — 0.1%
Coalition, Inc., Series E (Acquired 9/07/21, Cost $253,711) (a) (d) (e) (f)	15,355	330,667
Mesosphere, Inc., Series D (Acquired 5/04/18, Cost $72,584) (a) (d) (e) (f)	6,566	4,399
		335,066
Software — 0.5%
Checkr, Inc., Series C (Acquired 4/10/18, Cost $106,628) (a) (d) (e) (f)	23,433	180,434
Checkr, Inc., Series D (Acquired 9/06/19, Cost $308,786) (a) (d) (e) (f)	30,627	235,828
Databricks, Inc., Series F (Acquired 10/22/19, Cost $104,923) (a) (d) (e) (f)	7,329	405,245
Databricks, Inc., Series G (Acquired 2/01/21, Cost $128,414) (a) (d) (e) (f)	2,172	120,097
Databricks, Inc., Series H (Acquired 8/31/21, Cost $121,028) (a) (d) (e) (f)	1,647	91,068
DTX Company, Series A-1 (Acquired 4/02/22, Cost $31,212) (a) (d) (e) (f)	17,154	31,212
Eikon Therapeutics, Inc., Series B (Acquired 3/12/21, Cost $89,186) (a) (d) (e) (f)	5,042	89,186
Epirus, Inc., Series C-2 (Acquired 1/28/21, Cost $324,592) (a) (d) (e) (f)	58,131	324,592
Flexe, Inc., Series C (Acquired 11/18/20, Cost $134,849) (a) (d) (e) (f)	11,083	226,033
Flexe, Inc., Series D (Acquired 7/04/22, Cost $73,849) (a) (d) (e) (f)	3,621	73,849
Gusto, Inc., Series B (Acquired 8/18/20, Cost $49,238) (a) (d) (e) (f)	3,644	68,617

	Number of Shares	Value
Gusto, Inc., Series B-2 (Acquired 8/18/20, Cost $91,936) (a) (d) (e) (f)	6,804	$128,119
Gusto, Inc., Series C (Acquired 7/16/18, Cost $84,209) (a) (d) (e) (f)	11,076	208,561
Gusto, Inc., Series D (Acquired 7/16/19, Cost $187,638) (a) (d) (e) (f)	14,095	265,409
JetClosing, Inc., Series A (Acquired 5/25/18, Cost $22,781) (a) (d) (e) (f)	11,678	—
JetClosing, Inc., Series B-1 (Acquired 7/13/20-2/25/21, Cost $36,276) (a) (d) (e) (f)	27,130	—
JetClosing, Inc., Series B-2 (Acquired 2/06/20, Cost $5,769) (a) (d) (e) (f)	5,185	—
KoBold Metals, Inc., Series B-1 (Acquired 1/10/22, Cost $244,807) (a) (d) (e) (f)	8,931	244,807
Seismic Software, Inc., Series E (Acquired 12/13/18, Cost $117,981) (a) (d) (e) (f)	18,715	193,700
Seismic Software, Inc., Series F (Acquired 9/25/20-3/24/21, Cost $18,592) (a) (d) (e) (f)	2,115	21,890
ServiceTitan, Inc., Series A-1 (Acquired 11/09/18, Cost $263) (a) (d) (e) (f)	10	689
ServiceTitan, Inc., Series D (Acquired 11/09/18, Cost $124,743) (a) (d) (e) (f)	4,744	326,909
ServiceTitan, Inc., Series E (Acquired 4/23/20, Cost $7,435) (a) (d) (e) (f)	220	15,160
ServiceTitan, Inc., Series F (Acquired 3/25/21, Cost $25,650) (a) (d) (e) (f)	239	16,469
Socure, Inc., Series A (Acquired 12/22/21, Cost $75,555) (a) (d) (e) (f)	4,702	57,458
Socure, Inc., Series A-1 (Acquired 12/22/21, Cost $62,025) (a) (d) (e) (f)	3,860	47,169
Socure, Inc., Series B (Acquired 12/22/21, Cost $1,109) (a) (d) (e) (f)	69	843
Socure, Inc., Series E (Acquired 10/27/21, Cost $143,750) (a) (d) (e) (f)	8,946	109,320
Themis Solutions, Inc., Series AA (Acquired 4/14/21, Cost $24,473) (a) (d) (e) (f)	1,090	22,127
Themis Solutions, Inc., Series AB (Acquired 4/14/21, Cost $2,694) (a) (d) (e) (f)	120	2,436

The accompanying notes are an integral part of the financial statements.

105

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Themis Solutions, Inc., Series B (Acquired 4/14/21, Cost $2,694) (a) (d) (e) (f)	120	$2,436
Themis Solutions, Inc., Series E (Acquired 4/14/21, Cost $309,164) (a) (d) (e) (f)	13,770	279,531
		3,789,194
		4,124,260

TOTAL PREFERRED STOCK (Cost $12,179,977)		15,796,224

TOTAL EQUITIES (Cost $651,563,841)		632,133,974

RIGHTS — 0.0%
Consumer, Non-cyclical — 0.0%
Pharmaceuticals — 0.0%
Progenic Pharmaceuticals, Inc., CVR (a) (d) (f)	25,104	28,892

TOTAL RIGHTS (Cost $0)		28,892

WARRANTS — 0.0%
Communications — 0.0%
Advertising — 0.0%
Advantage Solutions, Inc., Expires 10/28/25 (a)	3,668	367
Consumer, Non-cyclical — 0.0%
Pharmaceuticals — 0.0%
EQRx, Inc. (a)	1,166	956
Diversified — 0.0%
Holding Company – Diversified — 0.0%
Bluescape Opportunities Acquisition Corp. (a)	15,355	2,157
Financial — 0.0%
Banks — 0.0%
Dogwood State Bank (Acquired 5/06/19, Cost $0) (a) (d) (e) (f)	800	6,456
Diversified Financial Services — 0.0%
Grasshopper Bancorp, Inc. (Acquired 10/15/18, Cost $0) (a) (d) (e) (f)	1,432	1,031
Insurance — 0.0%
Hagerty Group, LLC. (Acquired 8/18/21, Cost $4,451) (a) (d) (e)	3,040	6,870
		14,357

TOTAL WARRANTS (Cost $12,309)		17,837

	Number of Shares	Value
MUTUAL FUNDS — 0.9%
Diversified Financial Services — 0.9%
State Street Navigator Securities Lending Government Money Market Portfolio (g)	5,671,215	$5,671,215

TOTAL MUTUAL FUNDS (Cost $5,671,215)		5,671,215

TOTAL LONG-TERM INVESTMENTS (Cost $657,247,365)		637,851,918

SHORT-TERM INVESTMENTS — 5.2%
Mutual Fund — 5.1%
T. Rowe Price Government Reserve Investment Fund	33,845,374	33,845,374

	Principal Amount
Repurchase Agreement — 0.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (h)	$999,387	999,387

TOTAL SHORT-TERM INVESTMENTS (Cost $34,844,761)		34,844,761

TOTAL INVESTMENTS — 101.0% (Cost $692,092,126) (i)		672,696,679

Other Assets/(Liabilities) — (1.0)%		(6,757,274)

NET ASSETS — 100.0%		$665,939,405

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2022, was $13,117,678 or 1.97% of net assets. The Fund received $7,817,077 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

The accompanying notes are an integral part of the financial statements.

106

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (continued)

(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $136,979 or 0.02% of net assets.

(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2022, these securities amounted to a value of $17,082,669 or 2.57% of net assets.

(e)

Restricted security. Certain securities are restricted as to resale. At September 30, 2022, these securities amounted to a value of $17,053,779 or 2.56% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(f)	Investment is valued using significant unobservable inputs.
(g)	Represents investment of security lending cash collateral. (Note 2).
(h)

Maturity value of $999,456. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 3/30/23, and an aggregate market value, including accrued interest, of $1,019,397.

(i)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

107

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund – Portfolio of Investments
September 30, 2022

	Principal Amount	Value
BONDS & NOTES — 99.3%
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (a) — 3.0%
Collateralized Mortgage Obligations — 0.7%
Government National Mortgage Association
Series 2020-7, Class KE, 2.500% 1/20/50	$191,876	$168,582
Series 2016-121, Class JF, 1 mo. USD LIBOR + 0.400% 3.414% FRN 9/20/46	184,719	181,707
Series 2019-78, Class FB, 1 mo. USD LIBOR + 0.400% 3.414% FRN 6/20/49	101,959	100,205
Series 2019-112, Class GF, 1 mo. USD LIBOR + 0.430% 3.444% FRN 9/20/49	95,751	94,159
Series 2019-103, Class CF, 1 mo. USD LIBOR + 0.450% 3.464% FRN 8/20/49	192,334	189,418
Series 2019-111, Class FB, 1 mo. USD LIBOR + 0.450% 3.464% FRN 9/20/49	72,700	71,853
Series 2019-125, Class DF, 1 mo. USD LIBOR + 0.450% 3.464% FRN 10/20/49	153,587	151,390
		957,314
Pass-Through Securities — 2.3%
Government National Mortgage Association II
Pool #MA7534 2.500% 8/20/51	93,501	80,732
Pool #MA7705 2.500% 11/20/51	178,190	153,619
Pool #MA7767 2.500% 12/20/51	537,548	463,257
Pool #MA4484 3.000% 6/20/32	139,143	129,611
Pool #MA6381 3.000% 1/20/35	72,261	67,220
Pool #MA6630 3.000% 5/20/35	32,924	30,606
Pool #MA6209 3.000% 10/20/49	18,016	15,630
Pool #MA6399 3.000% 1/20/50	40,829	35,421
Pool #MA6464 3.000% 2/20/50	92,631	80,361
Pool #MA6531 3.000% 3/20/50	56,562	48,911
Pool #MA7650 3.000% 10/20/51	205,493	182,656
Pool #BQ0937 3.500% 9/20/49	66,648	61,055
Pool #BQ7205 3.500% 10/20/49	38,726	35,428
Pool #BS3713 3.500% 1/20/50	131,190	120,180
Pool #BS3771 3.500% 2/20/50	91,506	83,672
Pool #MA4588 4.500% 7/20/47	111,319	108,429
Pool #MA4781 5.000% 10/20/47	51,368	51,583
Pool #MA4840 5.000% 11/20/47	39,838	40,005
Pool #MA5653 5.000% 12/20/48	123,790	123,013
Pool #MA5820 5.500% 3/20/49	16,577	16,884

	Principal Amount	Value
Government National Mortgage Association II TBA
2.000% 10/20/52 (b)	$580,000	$483,122
5.500% 10/20/52 (b)	490,000	489,234
		2,900,629

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $4,173,509)		3,857,943

U.S. TREASURY OBLIGATIONS — 96.3%
U.S. Treasury Bonds & Notes — 96.3%
U.S. Treasury Bond
1.125% 5/15/40	3,490,000	2,179,614
1.125% 8/15/40	6,270,000	3,881,522
1.250% 5/15/50	3,770,000	2,108,844
1.375% 11/15/40	6,110,000	3,948,587
1.375% 8/15/50	7,400,000	4,286,219
1.625% 11/15/50	3,580,000	2,221,837
1.750% 8/15/41	6,940,000	4,746,310
1.875% 2/15/41	7,480,000	5,296,775
1.875% 2/15/51	6,875,000	4,550,391
1.875% 11/15/51	6,760,000	4,470,050
2.000% 11/15/41	7,760,000	5,554,463
2.000% 2/15/50	4,050,000	2,783,109
2.000% 8/15/51	3,700,000	2,526,985
2.250% 5/15/41	7,690,000	5,813,159
2.250% 8/15/46	2,505,000	1,805,557
2.250% 8/15/49	2,550,000	1,865,883
2.250% 2/15/52	13,760,000	9,995,351
2.375% 2/15/42	24,150,000	18,512,484
2.375% 11/15/49	2,220,000	1,671,938
2.375% 5/15/51	2,440,000	1,825,425
2.500% 2/15/46	1,700,000	1,291,734
2.500% 5/15/46	3,925,000	2,977,481
2.875% 11/15/46	1,700,000	1,389,484
2.875% 5/15/49	2,480,000	2,068,475
2.875% 5/15/52	3,985,000	3,343,042
3.000% 11/15/45	850,000	709,883
3.000% 2/15/47	1,560,000	1,305,525
3.000% 5/15/47	1,200,000	1,005,563
3.000% 8/15/48	2,330,000	1,972,491
3.000% 2/15/49	2,480,000	2,118,075
3.000% 8/15/52	2,030,000	1,753,095
3.125% 5/15/48 (c)	4,125,000	3,571,348
3.250% 5/15/42	1,945,000	1,726,492
3.375% 8/15/42 (d)	1,700,000	1,540,625
3.375% 11/15/48	2,330,000	2,123,212

The accompanying notes are an integral part of the financial statements.

108

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Note
2.750% 8/15/32	$3,325,000	$3,039,258
		121,980,286

TOTAL U.S. TREASURY OBLIGATIONS (Cost $166,052,411)		121,980,286

TOTAL BONDS & NOTES (Cost $170,225,920)		125,838,229

	Number of Shares
MUTUAL FUNDS — 0.3%
Diversified Financial Services — 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio (e)	375,215	375,215

TOTAL MUTUAL FUNDS (Cost $375,215)		375,215

TOTAL PURCHASED OPTIONS (#) — 0.0% (Cost $11,374)		4,078

TOTAL LONG-TERM INVESTMENTS (Cost $170,612,509)		126,217,522

SHORT-TERM INVESTMENTS — 1.3%
Mutual Fund — 0.5%
T. Rowe Price Government Reserve Investment Fund	605,545	605,545

	Principal Amount	Value
Repurchase Agreement — 0.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (f)	$1,003,737	$1,003,737

TOTAL SHORT-TERM INVESTMENTS (Cost $1,609,282)		1,609,282

TOTAL INVESTMENTS — 100.9% (Cost $172,221,791) (g)		127,826,804

Other Assets/(Liabilities) — (0.9)%		(1,118,055)

NET ASSETS — 100.0%		$126,708,749

Abbreviation Legend

FRN	Floating Rate Note
TBA	To Be Announced

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(b)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(c)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(d)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2022, was $367,765 or 0.29% of net assets. (Note 2).
(e)	Represents investment of security lending cash collateral. (Note 2).
(f)

Maturity value of $1,003,806. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 3/30/23, and an aggregate market value, including accrued interest, of $1,023,909.

(g)	See Note 6 for aggregate cost for federal tax purposes.

(#) Exchange-Traded Options Purchased

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
U.S. Treasury Note 10 Year Future	10/21/22	116.00	29	USD	3,249,813	$4,078	$11,374	$(7,296)

The accompanying notes are an integral part of the financial statements.

109

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund – Portfolio of Investments (Continued)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Note 10 Year	12/20/22	133	$15,460,175	$(555,862)

Short
U.S. Treasury Ultra 10 Year	12/20/22	13	$(1,553,381)	$13,084
U.S. Treasury Note 2 Year	12/30/22	10	(2,055,596)	1,690
U.S. Treasury Note 5 Year	12/30/22	138	(15,204,763)	368,685
				$383,459

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

110

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Funds – Financial Statements
Statements of Assets and Liabilities September 30, 2022

	MM Equity Asset Fund	MassMutual Select T. Rowe Price Bond Asset Fund
Assets:
Investments, at value (Note 2) (a)	$298,406,752	$584,816,013
Repurchase agreements, at value (Note 2) (b)	4,174,155	3,082,003
Total investments (c)	302,580,907	587,898,016
Cash	8,385	—
Foreign currency, at value (d)	—	526,196
Receivables from:
Investments sold
Regular delivery	539,886	4,178,690
Delayed delivery	—	2,396,642
Open forward contracts (Note 2)	—	8,771,169
Fund shares sold	100,351	74,318
Investment adviser (Note 3)	—	49,069
Cash collateral pledged for open derivatives (Note 2)	410,000	125,000
Variation margin on open derivative instruments (Note 2)	—	1,010,963
Interest and dividends	349,275	2,061,153
Foreign tax reclaims	279,073	55,515
Open swap agreements, at value (Note 2)	—	80
Total assets	304,267,877	607,146,811
Liabilities:
Payables for:
Investments purchased
Regular delivery	565,759	989,077
Delayed delivery	—	28,192,761
Cash collateral held for open derivatives (Note 2)	—	2,466,000
Open forward contracts (Note 2)	—	1,150,880
Interest and dividends	—	—
Fund shares repurchased	84,438	284,120
Cash collateral held for securities on loan (Note 2)	146,204	14,276,024
Open swap agreements, at value (Note 2)	—	44,815
Trustees’ fees and expenses (Note 3)	36,082	24,028
Variation margin on open derivative instruments (Note 2)	64,607	11,636
Affiliates (Note 3):
Administration fees	14,415	90,548
Investment advisory fees	48,178	—
Due to custodian	—	885,975
Accrued expense and other liabilities	33,885	240,199
Total liabilities	993,568	48,656,063
Net assets	$303,274,309	$558,490,748
Net assets consist of:
Paid-in capital	$246,308,004	$665,882,453
Accumulated earnings (loss)	56,966,305	(107,391,705)
Net assets	$303,274,309	$558,490,748

(a)	Cost of investments:	$281,995,156	$669,419,751
(b)	Cost of repurchase agreements:	$4,174,155	$3,082,003
(c)	Securities on loan with market value of:	$149,001	$14,463,396
(d)	Cost of foreign currency:	$—	$533,727

The accompanying notes are an integral part of the financial statements.

112

MassMutual Select T. Rowe Price Emerging Markets Bond Fund	MassMutual Select T. Rowe Price Large Cap Blend Fund	MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	MassMutual Select T. Rowe Price Real Assets Fund	MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund

$73,878,785	$1,853,439,408	$203,965,145	$212,562,005	$671,697,292	$126,823,067
1,038,451	997,435	666,805	508,779	999,387	1,003,737
74,917,236	1,854,436,843	204,631,950	213,070,784	672,696,679	127,826,804
132,667	2,612	270,000	577,218	14,157	—
2,662	295	490	425,811	41,895	—

159,755	7,923,203	—	1,466,474	2,616,067	1,983,515
—	—	—	—	—	—
172,137	—	112,375	79,336	—	—
8,549	881,132	13,895	106,590	306,149	23,945
17,019	74,683	22,548	19,262	50,345	15,625
—	—	—	—	—	—
2,493	—	175,522	70,054	—	—
1,474,993	1,467,932	239,570	679,014	540,386	838,275
—	47,722	—	24,534	51,591	—
—	—	2,914,903	—	—	—
76,887,511	1,864,834,422	208,381,253	216,519,077	676,317,269	130,688,164

114,892	10,038,943	—	438,261	4,296,015	2,466,974
—	—	3,798,526	—	—	968,301
—	—	2,190,000	—	—	—
16,032	—	125,307	273,208	—	—
—	—	398,271	—	—	—
47,993	623,557	120,208	75,383	216,721	64,175
693,325	—	11,737,424	5,007,776	5,671,215	375,215
—	—	—	274,739	—	—
3,445	59,529	7,384	4,630	25,167	4,701
—	—	—	—	—	7,273

21,062	35,116	16,805	13,650	16,809	9,499
—	—	—	—	—	—
—	—	—	—	—	—
97,938	216,806	90,290	92,030	151,937	83,277
994,687	10,973,951	18,484,215	6,179,677	10,377,864	3,979,415
$75,892,824	$1,853,860,471	$189,897,038	$210,339,400	$665,939,405	$126,708,749

$108,407,030	$1,880,361,526	$199,840,826	$229,107,675	$641,049,497	$179,316,786
(32,514,206)	(26,501,055)	(9,943,788)	(18,768,275)	24,889,908	(52,608,037)
$75,892,824	$1,853,860,471	$189,897,038	$210,339,400	$665,939,405	$126,708,749

$101,485,952	$2,050,216,191	$218,113,604	$244,745,038	$691,092,739	$171,218,054
$1,038,451	$997,435	$666,805	$508,779	$999,387	$1,003,737
$887,271	$25,197,620	$11,502,544	$7,316,254	$13,117,678	$367,765
$2,640	$289	$502	$434,638	$42,301	$—

The accompanying notes are an integral part of the financial statements.

113

MassMutual Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2022

	MM Equity Asset Fund	MassMutual Select T. Rowe Price Bond Asset Fund
Class I shares:
Net assets	$303,274,309	$558,490,748
Shares outstanding (a)	43,351,333	64,725,295
Net asset value, offering price and redemption price per share	$7.00	$8.63

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

114

MassMutual Select T. Rowe Price Emerging Markets Bond Fund	MassMutual Select T. Rowe Price Large Cap Blend Fund	MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	MassMutual Select T. Rowe Price Real Assets Fund	MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund

$75,892,824	$1,853,860,471	$189,897,038	$210,339,400	$665,939,405	$126,708,749
11,146,531	165,015,878	19,277,281	20,332,660	60,462,673	23,176,440
$6.81	$11.23	$9.85	$10.34	$11.01	$5.47

The accompanying notes are an integral part of the financial statements.

115

MassMutual Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2022

	MM Equity Asset Fund	MassMutual Select T. Rowe Price Bond Asset Fund
Investment income (Note 2):
Dividends (a)	$5,455,044	$26,832
Interest (b)	6,154	15,190,431
Securities lending net income	483	28,490
Non cash income	—	—
Total investment income	5,461,681	15,245,753
Expenses (Note 3):
Investment advisory fees	686,915	—
Custody fees	52,181	261,002
Audit fees	51,651	68,796
Legal fees	9,504	18,102
Proxy fees	1,337	1,337
Accounting & Administration fees	18,971	123,319
Shareholder reporting fees	32,364	22,289
Trustees’ fees	19,187	34,794
Registration and filing fees	17	33
Transfer agent fees	2,968	2,966
Total expenses	875,095	532,638
Expenses waived (Note 3):
Class I fees reimbursed by adviser	—	(532,638)
Net expenses:	875,095	—
Net investment income (loss)	4,586,586	15,245,753
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	44,722,405	(36,739,693)
Futures contracts	(1,435,975)	(15,126,292)
Written options	—	(41,897)
Swap agreements	—	(194,223)
Foreign currency transactions	157	(337,566)
Forward contracts	—	22,620,409
Net realized gain (loss)	43,286,587	(29,819,262)
Net change in unrealized appreciation (depreciation) on:
Investment transactions	(96,988,132)	(90,849,276)*
Futures contracts	(219,418)	(1,789,849)
Written options	—	(16,420)
Swap agreements	—	(2,156,174)
Translation of assets and liabilities in foreign currencies	(34,192)	(144,705)
Forward contracts	—	4,821,100
Net change in unrealized appreciation (depreciation)	(97,241,742)	(90,135,324)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(53,955,155)	(119,954,586)
Net increase (decrease) in net assets resulting from operations	$(49,368,569)	$(104,708,833)

(a)	Net of foreign withholding tax of:	$8,217	$(8,104)
(b)	Net of foreign withholding tax of:	$—	$9,469
*	Net of net increase (decrease) in accrued foreign capital gains tax of:	$—	$15,492

The accompanying notes are an integral part of the financial statements.

116

MassMutual Select T. Rowe Price Emerging Markets Bond Fund	MassMutual Select T. Rowe Price Large Cap Blend Fund	MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	MassMutual Select T. Rowe Price Real Assets Fund	MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund

$—	$24,706,105	$—	$6,375,378	$8,140,270	$—
4,889,787	379,953	15,831,307	57,813	266,045	2,915,331
5,069	49,603	5,684	57,192	191,579	4,242
—	—	—	1,327,572	—	—
4,894,856	25,135,661	15,836,991	7,817,955	8,597,894	2,919,573

—	—	—	—	—	—
54,122	202,610	65,592	70,013	115,718	45,211
65,383	48,909	53,013	53,162	47,480	52,099
2,159	59,988	7,559	7,529	21,803	2,926
1,337	1,337	1,337	1,337	1,337	1,337
29,486	44,868	24,161	19,586	22,508	14,077
17,386	33,034	14,745	16,562	20,360	13,522
4,590	107,891	13,202	8,957	40,701	5,914
—	—	—	—	—	6
2,968	2,968	2,968	2,968	2,968	2,968
177,431	501,605	182,577	180,114	272,875	138,060

(177,431)	(501,605)	(182,577)	(180,114)	(272,875)	(138,060)
—	—	—	—	—	—
4,894,856	25,135,661	15,836,991	7,817,955	8,597,894	2,919,573

(6,819,804)	187,703,748	(9,409,388)	6,991,811	52,162,823	(1,760,998)
155,665	—	(1,410,806)	2,268,375	—	(961,343)
—	—	(151,844)	—	—	(58,049)
(71,487)	—	1,512,297	(456,653)	—	—
(8,579)	(8,293)	(85)	(68,738)	(14,077)	—
379,507	—	(226,913)	(525,519)	—	—
(6,364,698)	187,695,455	(9,686,739)	8,209,276	52,148,746	(2,780,390)

(25,569,773)	(755,290,216)	(17,976,406)	(50,684,334)	(250,125,324)	(41,626,092)
162,099	—	393,090	61,466	—	(185,724)
—	—	—	—	—	(238)
9,720	—	1,131,978	(274,739)	—	—
(5,197)	19,474	1,650	(38,802)	(7,947)	—
130,872	—	4,390	(193,872)	—	—
(25,272,279)	(755,270,742)	(16,445,298)	(51,130,281)	(250,133,271)	(41,812,054)
(31,636,977)	(567,575,287)	(26,132,037)	(42,921,005)	(197,984,525)	(44,592,444)
$(26,742,121)	$(542,439,626)	$(10,295,046)	$(35,103,050)	$(189,386,631)	$(41,672,871)

$—	$217,993	$—	$250,361	$127,925	$—
$—	$—	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

117

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MM Equity Asset Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,586,586	$5,254,652
Net realized gain (loss)	43,286,587	77,516,537
Net change in unrealized appreciation (depreciation)	(97,241,742)	37,925,439
Net increase (decrease) in net assets resulting from operations	(49,368,569)	120,696,628
Distributions to shareholders (Note 2):
Class I	(81,089,970)	(54,878,368)
Total distributions	(81,089,970)	(54,878,368)
Net fund share transactions (Note 5):
Class I	35,923,057	(91,092,057)
Increase (decrease) in net assets from fund share transactions	35,923,057	(91,092,057)
Total increase (decrease) in net assets	(94,535,482)	(25,273,797)
Net assets
Beginning of year	397,809,791	423,083,588
End of year	$303,274,309	$397,809,791

The accompanying notes are an integral part of the financial statements.

118

MassMutual Select T. Rowe Price Bond Asset Fund		MassMutual Select T. Rowe Price Emerging Markets Bond Fund		MassMutual Select T. Rowe Price Large Cap Blend Fund
Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021

$15,245,753	$14,975,352	$4,894,856	$5,802,001	$25,135,661	$21,242,490
(29,819,262)	8,477,749	(6,364,698)	2,344,031	187,695,455	373,384,641
(90,135,324)	(14,093,209)	(25,272,279)	792,592	(755,270,742)	229,911,478
(104,708,833)	9,359,892	(26,742,121)	8,938,624	(542,439,626)	624,538,609

(25,803,449)	(25,814,917)	(5,878,302)	(6,332,004)	(407,155,724)	(15,903,325)
(25,803,449)	(25,814,917)	(5,878,302)	(6,332,004)	(407,155,724)	(15,903,325)

(125,107,682)	79,650,846	1,336,110	(5,408,000)	493,829,914	(71,726,009)
(125,107,682)	79,650,846	1,336,110	(5,408,000)	493,829,914	(71,726,009)
(255,619,964)	63,195,821	(31,284,313)	(2,801,380)	(455,765,436)	536,909,275

814,110,712	750,914,891	107,177,137	109,978,517	2,309,625,907	1,772,716,632
$558,490,748	$814,110,712	$75,892,824	$107,177,137	$1,853,860,471	$2,309,625,907

The accompanying notes are an integral part of the financial statements.

119

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$15,836,991	$9,637,353
Net realized gain (loss)	(9,686,739)	4,801,312
Net change in unrealized appreciation (depreciation)	(16,445,298)	1,851,147
Net increase (decrease) in net assets resulting from operations	(10,295,046)	16,289,812
Distributions to shareholders (Note 2):
Class I	(18,493,933)	(6,011,297)
Total distributions	(18,493,933)	(6,011,297)
Net fund share transactions (Note 5):
Class I	(54,174,044)	76,140,858
Increase (decrease) in net assets from fund share transactions	(54,174,044)	76,140,858
Total increase (decrease) in net assets	(82,963,023)	86,419,373
Net assets
Beginning of year	272,860,061	186,440,688
End of year	$189,897,038	$272,860,061

The accompanying notes are an integral part of the financial statements.

120

MassMutual Select T. Rowe Price Real Assets Fund		MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund		MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund
Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021

$7,817,955	$4,380,467	$8,597,894	$8,851,693	$2,919,573	$1,650,103
8,209,276	13,887,744	52,148,746	111,677,372	(2,780,390)	(1,861,894)
(51,130,281)	17,574,384	(250,133,271)	159,208,298	(41,812,054)	(9,138,987)
(35,103,050)	35,842,595	(189,386,631)	279,737,363	(41,672,871)	(9,350,778)

(14,576,042)	(2,480,008)	(120,935,066)	(46,818,583)	(1,934,574)	(33,769,639)
(14,576,042)	(2,480,008)	(120,935,066)	(46,818,583)	(1,934,574)	(33,769,639)

97,651,890	29,418,630	65,387,523	(69,363,053)	61,065,313	84,963,305
97,651,890	29,418,630	65,387,523	(69,363,053)	61,065,313	84,963,305
47,972,798	62,781,217	(244,934,174)	163,555,727	17,457,868	41,842,888

162,366,602	99,585,385	910,873,579	747,317,852	109,250,881	67,407,993
$210,339,400	$162,366,602	$665,939,405	$910,873,579	$126,708,749	$109,250,881

The accompanying notes are an integral part of the financial statements.

121

MM Equity Asset Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 10.12	$ 0.10	$ (1.05)	$ (0.95)	$ (0.13)	$ (2.04)	$ (2.17)	$ 7.00	(14.16%)	$ 303,274	0.23%	N/A	1.20%
9/30/21	8.79	0.11	2.38	2.49	(0.14)	(1.02)	(1.16)	10.12	30.90%	397,810	0.22%	N/A	1.20%
9/30/20	7.90	0.12	1.25	1.37	(0.11)	(0.37)	(0.48)	8.79	17.91%	423,084	0.24%	N/A	1.48%
9/30/19	12.36	0.12	(0.49)aa	(0.37)	(0.50)	(3.59)	(4.09)	7.90	3.10%	489,569	0.24%	0.21%	1.48%
9/30/18	11.85	0.24	0.99	1.23	(0.26)	(0.46)	(0.72)	12.36	10.73%	497,747	0.26%	0.25%	1.99%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	39%	29%	60%	49%	37%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

122

MassMutual Select T. Rowe Price Bond Asset Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 10.43	$ 0.21	$ (1.67)	$ (1.46)	$ (0.31)	$ (0.03)	$ (0.34)	$ 8.63	(14.50%)	$ 558,491	0.08%	0.00%	2.19%
9/30/21	10.65	0.20	(0.07)	0.13	(0.16)	(0.19)	(0.35)	10.43	1.26%	814,111	0.07%	0.00%	1.89%
9/30/20	10.59	0.24	0.18	0.42	(0.31)	(0.05)	(0.36)	10.65	4.15%	750,915	0.45%	0.33%	2.32%
9/30/19	9.94	0.29	0.69	0.98	(0.33)	—	(0.33)	10.59	10.21%	670,362	0.56%	0.40%	2.90%
9/30/18[g]	10.00	0.18	(0.24)	(0.06)	—	—	—	9.94	(0.60%)[b]	512,086	0.51%[a]	0.43%[a]	2.78%[a]

	Year ended September 30
	2022	2021	2020	2019	Period ended September 30, 2018[b]
Portfolio turnover rate	290%	255%	157%	287%	170%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

123

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 9.73	$ 0.44	$ (2.82)	$ (2.38)	$ (0.54)	$ —	$ (0.54)	$ 6.81	(25.84%)	$ 75,893	0.19%	0.00%	5.29%
9/30/21	9.50	0.51	0.31	0.82	(0.59)	—	(0.59)	9.73	8.74%	107,177	0.17%	0.00%	5.29%
9/30/20	9.91	0.50	(0.41)	0.09	(0.50)	—	(0.50)	9.50	0.88%	109,979	0.76%	0.58%	5.29%
9/30/19	9.64	0.53	0.06	0.59	(0.32)	—	(0.32)	9.91	6.35%	110,630	0.92%	0.70%	5.45%
9/30/18[g]	10.00	0.33	(0.69)	(0.36)	—	—	—	9.64	(3.60%)[b]	75,004	1.01%[a]	0.70%[a]	5.30%[a]

	Year ended September 30
	2022	2021	2020	2019	Period ended September 30, 2018[b]
Portfolio turnover rate	37%	49%	56%	39%	37%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

124

MassMutual Select T. Rowe Price Large Cap Blend Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 17.43	$ 0.16	$ (3.36)	$ (3.20)	$ (0.15)	$ (2.85)	$ (3.00)	$ 11.23	(22.96%)	$ 1,853,860	0.02%	0.00%	1.13%
9/30/21	13.00	0.16	4.39	4.55	(0.12)	—	(0.12)	17.43	35.17%	2,309,626	0.02%	0.00%	0.97%
9/30/20	11.36	0.11	1.65	1.76	(0.12)	—	(0.12)	13.00	15.60%	1,772,717	0.51%	0.44%	0.91%
9/30/19	10.87	0.12	0.45	0.57	(0.08)	—	(0.08)	11.36	5.39%	1,280,663	0.65%	0.56%	1.09%
9/30/18[g]	10.00	0.07	0.80	0.87	—	—	—	10.87	8.70%[b]	923,050	0.64%[a]	0.58%[a]	1.11%[a]

	Year ended September 30
	2022	2021	2020	2019	Period ended September 30, 2018[b]
Portfolio turnover rate	121%	65%	90%	67%	64%[q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover

The accompanying notes are an integral part of the financial statements.

125

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 11.02	$ 0.63	$ (1.13)	$ (0.50)	$ (0.53)	$ (0.14)	$ (0.67)	$ 9.85	(4.82%)	$ 189,897	0.07%	0.00%	5.97%
9/30/21	10.64	0.42	0.30	0.72	(0.19)	(0.15)	(0.34)	11.02	6.96%	272,860	0.07%	0.00%	3.93%
9/30/20	10.27	0.15	0.41	0.56	(0.19)	(0.00)[d]	(0.19)	10.64	5.58%	186,441	0.37%	0.13%	1.48%
9/30/19	10.09	0.25	0.14	0.39	(0.21)	—	(0.21)	10.27	3.95%	199,074	0.44%	0.16%	2.50%
9/30/18[g]	10.00	0.22	(0.13)	0.09	—	—	—	10.09	0.90%[b]	116,512	0.46%[a]	0.30%[a]	3.36%[a]

	Year ended September 30
	2022	2021	2020	2019	Period ended September 30, 2018[b]
Portfolio turnover rate	176%	193%	156%	135%	66%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

126

MassMutual Select T. Rowe Price Real Assets Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 12.85	$ 0.49	$ (1.86)	$ (1.37)	$ (0.36)	$ (0.78)	$ (1.14)	$ 10.34	(12.24%)	$ 210,339	0.09%	0.00%	3.93%
9/30/21	9.83	0.37	2.89	3.26	(0.24)	—	(0.24)	12.85	33.66%	162,367	0.13%	0.00%	3.04%
9/30/20	10.49	0.23	(0.60)	(0.37)	(0.29)	—	(0.29)	9.83	(3.77%)	99,585	0.69%	0.50%	2.33%
9/30/19	10.56	0.27	(0.16)	0.11	(0.18)	—	(0.18)	10.49	1.26%	82,224	0.86%	0.61%	2.60%
9/30/18[g]	10.00	0.19	0.37	0.56	—	—	—	10.56	5.60%[b]	61,160	1.00%[a]	0.61%[a]	2.86%[a]

	Year ended September 30
	2022	2021	2020	2019	Period ended September 30, 2018[b]
Portfolio turnover rate	43%	57%	32%	40%	13%[q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.

The accompanying notes are an integral part of the financial statements.

127

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 16.20	$ 0.14	$ (3.18)	$ (3.04)	$ (0.16)	$ (1.99)	$ (2.15)	$ 11.01	(21.64%)	$ 665,939	0.03%	0.00%	1.04%
9/30/21	12.41	0.15	4.43	4.58	(0.10)	(0.69)	(0.79)	16.20	37.99%	910,874	0.04%	0.00%	0.97%
9/30/20	11.44	0.07	1.18	1.25	(0.07)	(0.21)	(0.28)	12.41	10.97%	747,318	0.61%	0.53%	0.58%
9/30/19	11.47	0.07	0.09	0.16	(0.04)	(0.15)	(0.19)	11.44	1.72%	632,662	0.76%	0.65%	0.59%
9/30/18[g]	10.00	0.03	1.44	1.47	—	—	—	11.47	14.70%[b]	473,030	0.75%[a]	0.65%[a]	0.40%[a]

	Year ended September 30
	2022	2021	2020	2019	Period ended September 30, 2018[b]
Portfolio turnover rate	34%	28%	41%	33%	22%[q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.

The accompanying notes are an integral part of the financial statements.

128

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 7.62	$ 0.15	$ (2.17)	$ (2.02)	$ (0.13)	$ —	$ (0.13)	$ 5.47	(26.97%)	$ 126,709	0.11%	0.00%	2.29%
9/30/21	13.07	0.14	(1.17)	(1.03)	(0.16)	(4.26)	(4.42)	7.62	(10.55%)	109,251	0.15%	0.00%	1.69%
9/30/20	12.25	0.25	1.45	1.70	(0.31)	(0.57)	(0.88)	13.07	15.26%	67,408	0.42%	0.13%	2.07%
9/30/19	10.03	0.30	2.12	2.42	(0.20)	—	(0.20)	12.25	24.53%	153,801	0.43%	0.16%	2.74%
9/30/18[g]	10.00	0.18	(0.15)	0.03	—	—	—	10.03	0.30%[b]	113,795	0.46%[a]	0.30%[a]	2.72%[a]

	Year ended September 30
	2022	2021	2020	2019	Period ended September 30, 2018[b]
Portfolio turnover rate	102%	116%	206%	155%	37%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

129

Notes to Financial Statements

1.	The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The Trust consists of 51 series, including the following eight series listed below (each individually referred to as a “Fund” or collectively as the “Funds”):

MM Equity Asset Fund (“Equity Asset Fund”)
MassMutual Select T. Rowe Price Bond Asset Fund (“MM Select T. Rowe Price Bond Asset Fund”)
MassMutual Select T. Rowe Price Emerging Markets Bond Fund (“MM Select T. Rowe Price Emerging Markets Bond Fund”)
MassMutual Select T. Rowe Price Large Cap Blend Fund (“MM Select T. Rowe Price Large Cap Blend Fund”)
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund (“MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund”)
MassMutual Select T. Rowe Price Real Assets Fund (“MM Select T. Rowe Price Real Assets Fund”)
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund (“MM Select T. Rowe Price Small and Mid Cap Blend Fund”)
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund (“MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund”)

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes; instead, MML Investment Advisers, LLC (“MML Advisers”) will determine the fair value of a Fund’s securities in accordance with MML Advisers’ fair valuation policy and procedures. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

130

Notes to Financial Statements (Continued)

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral.

The Board of Trustees (“Trustees”) have designated MML Advisers as the Funds’ “valuation designee,” responsible for determining the fair value, in good faith, of securities and other instruments held by the Funds for which market quotations are not readily available or for which such market quotations or values are considered by MML Advisers or a subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event). It is possible that a significant amount of a Fund’s assets will be subject to fair valuation in accordance with MML Advisers’ fair valuation policy and procedures. The fair value determined for an investment by MML Advisers may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs may be fair valued using one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indexes or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

131

Notes to Financial Statements (Continued)

Investments in series of preferred stock issued by Private Companies are typically valued utilizing the Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Levels.

In certain cases, the inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest Level input that is significant to the overall fair value measurement.

132

Notes to Financial Statements (Continued)

The following is the aggregate value by input level, as of September 30, 2022, for the Funds’ investments:

	Level 1	Level 2	Level 3		Total
Equity Asset Fund
Asset Investments
Common Stock	$298,247,260	$13,288 *	$—		$298,260,548
Rights	—	—	—	+,**	—
Mutual Funds	146,204	—	—		146,204
Short-Term Investments	—	4,174,155	—		4,174,155
Total Investments	$298,393,464	$4,187,443	$—		$302,580,907
Liability Derivatives
Futures Contracts	$(423,966)	—	$—		$(423,966)

MM Select T. Rowe Price Bond Asset Fund
Asset Investments
Bank Loans (Less Unfunded Loan Commitments)	$—	$9,672,196	$—		$9,672,196
Corporate Debt	—	155,174,996	—		155,174,996
Municipal Obligations	—	368,163	—		368,163
Non-U.S. Government Agency Obligations	—	53,029,439	—		53,029,439
Sovereign Debt Obligations	—	101,045,141	—		101,045,141
U.S. Government Agency Obligations and Instrumentalities	—	115,971,832	—		115,971,832
U.S. Treasury Obligations	—	96,181,993	—		96,181,993
Mutual Funds	14,276,024	—	—		14,276,024
Short-Term Investments	37,014,156	5,167,629	—		42,181,785
Unfunded Loan Commitments***	—	(3,553)	—		(3,553)
Total Investments	$51,290,180	$536,607,836	$—		$587,898,016
Asset Derivatives
Forward Contracts	$—	$8,771,169	$—		$8,771,169
Futures Contracts	132,931	—	—		132,931
Swap Agreements	—	890,938	—		890,938
Total	$132,931	$9,662,107	$—		$9,795,038
Liability Derivatives
Forward Contracts	$—	$(1,150,880)	$—		$(1,150,880)
Futures Contracts	(2,560,145)	—	—		(2,560,145)
Swap Agreements	—	(2,180,252)	—		(2,180,252)
Total	$(2,560,145)	$(3,331,132)	$—		$(5,891,277)

MM Select T. Rowe Price Emerging Markets Bond Fund
Asset Investments
Corporate Debt	$—	$24,190,939	$—		$24,190,939
Sovereign Debt Obligations	—	47,419,924	—		47,419,924
Mutual Funds	693,325	—	—		693,325
Short-Term Investments	1,319,119	1,293,929	—		2,613,048
Total Investments	$2,012,444	$72,904,792	$—		$74,917,236
Asset Derivatives
Forward Contract	$—	$172,137	$—		$172,137
Futures Contracts	146,544	—	—		146,544
Total	$146,544	$172,137	$—		$318,681
Liability Derivatives
Forward Contract	$—	$(16,032)	$—		$(16,032)
Futures Contracts	(72,080)	—	—		(72,080)
Swap Agreements	—	(22,175)	—		(22,175)
Total	$(72,080)	$(38,207)	$—		$(110,287)

133

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
MM Select T. Rowe Price Large Cap Blend Fund
Asset Investments
Common Stock	$1,738,398,274	$19,610,391 *	$5,313,506	**	$1,763,322,171
Preferred Stock	3,628,329	—	11,610,605	**	15,238,934
Corporate Debt	—	—	50,373	**	50,373
Short-Term Investments	74,827,930	997,435	—		75,825,365
Total Investments	$1,816,854,533	$20,607,826	$16,974,484		$1,854,436,843

MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
Asset Investments
Corporate Debt	$—	$10,128,370	$—		$10,128,370
Municipal Obligations	—	838,658	—		838,658
Non-U.S. Government Agency Obligations	—	11,155,432	—		11,155,432
U.S. Government Agency Obligations and Instrumentalities	—	5,509,185	—		5,509,185
U.S. Treasury Obligations	—	150,695,178	—		150,695,178
Mutual Funds	11,737,424	—	—		11,737,424
Purchased Options	6,047	—	—		6,047
Short-Term Investments	13,894,851	666,805	—		14,561,656
Total Investments	$25,638,322	$178,993,628	$—		$204,631,950
Asset Derivatives
Forward Contracts	$—	$112,375	$—		$112,375
Futures Contracts	545,249	—	—		545,249
Swap Agreements	—	3,421,875	—		3,421,875
Total	$545,249	$3,534,250	$—		$4,079,499
Liability Derivatives
Forward Contracts	$—	$(125,307)	$—		$(125,307)
Futures Contracts	(167,574)	—	—		(167,574)
Swap Agreements	—	(108,701)	—		(108,701)
Total	$(167,574)	$(234,008)	$—		$(401,582)

MM Select T. Rowe Price Real Assets Fund
Asset Investments
Common Stock*
Australia	$—	$18,045,754	$—		$18,045,754
Austria	—	23,488	—		23,488
Belgium	—	426,905	—		426,905
Bermuda	—	746,193	—		746,193
Brazil	1,088,957	—	—		1,088,957
Canada	16,602,630	—	—		16,602,630
Cayman Islands	—	966,453	—		966,453
Denmark	—	616,200	—		616,200
Finland	—	2,373,100	—		2,373,100
France	—	4,185,778	—		4,185,778
Hong Kong	—	560,754	—		560,754
Ireland	1,606,756	—	—		1,606,756
Japan	—	5,173,606	—		5,173,606
Kazakhstan	—	692,584	—		692,584
Luxembourg	584,445	382,421	—		966,866
Mexico	1,136,202	—	—		1,136,202
Netherlands	—	623,092	—		623,092
Norway	—	3,603,780	—		3,603,780
Portugal	—	740,705	—		740,705
Republic of Korea	—	739,310	—		739,310
Russia	—	—	—	+,**	—

134

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
MM Select T. Rowe Price Real Assets Fund (Continued)
Asset Investments (Continued)
Common Stock* (Continued)
Singapore	$—	$1,197,087	$—		$1,197,087
South Africa	—	334,703	—		334,703
Spain	—	607,580	—		607,580
Sweden	—	6,960,199	—		6,960,199
Switzerland	—	284,352	—		284,352
United Kingdom	375,345	8,779,475	—		9,154,820
United States	110,079,797	—	—		110,079,797
Preferred Stock
United States	896,687	—	1,312,644	**	2,209,331
Mutual Funds	10,988,488	—	—		10,988,488
Short-Term Investments	8,257,913	2,077,401	—		10,335,314
Total Investments	$151,617,220	$60,140,920	$1,312,644		$213,070,784
Asset Derivatives
Forward Contracts	$—	$79,336	$—		$79,336
Futures Contracts	1,145,077	—	—		1,145,077
Total	$1,145,077	$79,336	$—		$1,224,413
Liability Derivatives
Forward Contracts	$—	$(273,208)	$—		$(273,208)
Futures Contracts	(1,026,396)	—	—		(1,026,396)
Swap Agreements	—	(274,739)	—		(274,739)
Total	$(1,026,396)	$(547,947)	$—		$(1,574,343)

MM Select T. Rowe Price Small and Mid Cap Blend Fund
Asset Investments
Common Stock	$598,087,103	$16,483,053 *	$1,767,594		$616,337,750
Preferred Stock	—	525,649 *	15,270,575		15,796,224
Rights	—	—	28,892		28,892
Warrants	3,480	6,870	7,487		17,837
Mutual Funds	5,671,215	—	—		5,671,215
Short-Term Investments	33,845,374	999,387	—		34,844,761
Total Investments	$637,607,172	$18,014,959	$17,074,548		$672,696,679

MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund
Asset Investments
U.S. Government Agency Obligations and Instrumentalities	$—	$3,857,943	$—		$3,857,943
U.S. Treasury Obligations	—	121,980,286	—		121,980,286
Mutual Funds	375,215	—	—		375,215
Purchased Options	4,078	—	—		4,078
Short-Term Investments	605,545	1,003,737	—		1,609,282
Total Investments	$984,838	$126,841,966	$—		$127,826,804
Asset Derivatives
Futures Contracts	$383,459	$—	$—		$383,459
Liability Derivatives
Futures Contracts	$(555,862)	$—	$—		$(555,862)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their respective foreign markets, as applicable.

**	Level 3 investments at September 30, 2022 in relation to net assets were not significant.
***	Unfunded loan commitments are valued at the unrealized appreciation (depreciation) on the commitment.
+	Represents a security at $0 value as of September 30, 2022.

135

Notes to Financial Statements (Continued)

For certain Fund(s) the Statement of Assets and Liabilities shows receivables from investments sold on a delayed delivery basis, cash collateral pledged for open derivatives, as well as, any applicable liabilities for investments purchased on a delayed delivery basis, amounts due to custodian, cash collateral held for open derivatives, and cash collateral held for securities on loan. These amounts approximate fair value and would be categorized at Level 2 for each applicable Fund as of September 30, 2022.

The Funds, with the exception of the MM Select T. Rowe Price Real Assets Fund and MM Select T. Rowe Price Small and Mid Cap Blend Fund, had no Level 3 transfers during the year ended September 30, 2022. The MM Select T. Rowe Price Small and Mid Cap Blend Fund had Level 3 transfers during the year ended September 30, 2022; however, none of the transfers individually or collectively had a material impact on the MM Select T. Rowe Price Small and Mid Cap Blend Fund.

The following table shows the Level 3 transfers for the MM Select T. Rowe Price Real Assets Fund for the year ended September 30, 2022:

	Transfers In *	Transfers Out *
	Level 3 - Significant Unobservable Inputs	Level 2 - Other Significant Observable Inputs
MM Select T. Rowe Price Real Assets Fund	$2,457,770	$(2,457,770)

*	Transfers into Level 3 were attributable to a lack of observable market data.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs
	Investments in Securities
	Balance as of 9/30/21	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3	Transfers (out) of Level 3	Balance as of 9/30/22	Net Change in Unrealized Appreciation (Depreciation) from Investments Still held as of 9/30/22
MM Select T. Rowe Price Small and Mid Cap Blend Fund
Common Stock	$2,687,443	$—	$126,357	$(651,946)	$220,357	$(637,029)	$22,412	$—	$1,767,594	$(525,571)
Preferred Stock	20,626,567	—	126,696	(5,975,879)	2,418,768	(1,925,577)	—	—	15,270,575	(1,472,745)
Warrants	3,176	—	—	4,311	—	—	—	—	7,487	4,311
Rights	1,218	—	—	27,674	—	—	—	—	28,892	27,674
	$23,318,404	$—	$253,053	$(6,595,840)	$2,639,125	$(2,562,606)	$22,412	$—	$17,074,548	$(1,966,331)

The MM Select T. Rowe Price Small and Mid Cap Blend Fund may fair value certain of its Level 3 investments using acquisition cost, although the transaction may not have occurred during the current reporting period. These investments are generally privately held investments, but may include defaulted securities and new debt issuances. There may not be a secondary market for such investments, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Valuation Committee. Valuations are reviewed by members of the Valuation Committee utilizing available market information to determine if the carrying value of these investments should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational

136

Notes to Financial Statements (Continued)

information released by the company, and/or news or corporate events that affect the investment, also referred to as enterprise value (EV) to earnings before interest, taxes, depreciation, and amortization (EBITDA) ratios. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment, and the fact that comparable public companies are not identical to the investments being fair valued by the MM Select T. Rowe Price Small and Mid Cap Blend Fund. All market variables are assessed on a regular frequency and calibrated as necessary.

The table excludes securities which were classified as level 3 based upon a broker quote.

Security Description	Fair Value	Valuation Technique(s)	Unobservable Input Description	Range of Unobservable Inputs Utilized (a)	Weighted Average of Unobservable Inputs Based on Fair Value
MM Select T. Rowe Price Small and Mid Cap Blend Fund
Common Stock	$1,767,594
		Market approach	Transaction price	$3.77 - $105.14	$32.40
			EV / Sales	1.4x - 16.8x	7.1x
			EV / GP	4.5x - 23.2x	11.3x
			EV/ EBITDA	2.4x - 26.9x	11.9x
			Discount factor	0.006244 - 0.3833	0.3175

			PV of remaining future contingent payments less discount for timing and probability	$0.12 - $0.35	$0.28
Preferred Stock	$15,270,575	Market approach	Transaction price	$0.00 - $125.00	$42.03
			Transaction price +/- capital structure adjustment	$56.21 - $61.98	$59.74
			EV/ Sales	0.8x - 16.8x	5.98x
			EV Sales LTM	2.4x	—
			EV/ GMV	0.29x - 0.6x	0.36x
			EV/ GP	2.3x - 23.2x	11.0x
			EV/GP LTM	3.4x	—
			EV/ EBITDA	4.3x - 26.9x	17.6x
			Probability of zero outcome	50% - 80%	79.4%
			Implied Discount	30%	—
Warrants
	$7,487	Black-Scholes option pricing model	Risk-free rate	2.5% - 3.0%	2.9%
			Volatility	37.7% - 41.1%	38.2%
			Time to Expiration	1.6 - 6	2.2
Rights
	$28,892	Market approach	PV of future payments	$1.15	$—

Total	$17,074,548

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

Abbreviation Legend

EV/ GP - financial ratio of comparable public companies’ enterprise value to gross profit; measures the value of a comparable company in terms of its gross profit for a given year

EV/ GMV - financial ratio of comparable public companies’ enterprise value to gross market value; measures the value of a comparable company in terms of its gross profit for a given year

137

Notes to Financial Statements (Continued)

EV/ Sales - financial ratio of comparable public companies’ enterprise value to sales; measures the value of a comparable company in terms of its sales for a given year

EV/ EBITDA - financial ratio of comparable public companies’ enterprise value to earnings; measures the value of a comparable company in terms of its expected earnings for a given year

EV/ Sales LTM- financial ratio of comparable public companies’ enterprise value to sales last twelve months; measures the value of a comparable company in terms of its sales for the last twelve months

EV/ GP LTM- financial ratio of comparable public companies’ enterprise value to gross profit last twelve months; measures the value of a comparable company in terms of its gross profit for the last twelve months

PV - present value; current value of a future stream of cash flows assuming a specified rate of return

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more underlying indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.

At September 30, 2022, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
Equity Asset Fund
Liability Derivatives
Futures Contracts^^	$—	$(423,966)	$—	$—	$(423,966)
Realized Gain (Loss)#
Futures Contracts	$—	$(1,435,975)	$—	$—	$(1,435,975)
Change in Appreciation (Depreciation)##
Futures Contracts	$—	$(219,418)	$—	$—	$(219,418)

MM Select T. Rowe Price Bond Asset Fund
Asset Derivatives
Forward Contracts*	$—	$—	$8,771,169	$—	$8,771,169
Futures Contracts^^	—	—	—	132,931	132,931
Swap Agreements*	80	—	—	—	80
Swap Agreements^^,^^^	409,020	—	—	481,838	890,858
Total Value	$409,100	$—	$8,771,169	$614,769	$9,795,038
Liability Derivatives
Forward Contracts^	$—	$—	$(1,150,880)	$—	$(1,150,880)
Futures Contracts^^	—	—	—	(2,560,145)	(2,560,145)
Swap Agreements^	(44,815)	—	—	—	(44,815)
Swap Agreements^^,^^^	(325,423)	—	—	(1,810,014)	(2,135,437)
Total Value	$(370,238)	$—	$(1,150,880)	$(4,370,159)	$(5,891,277)
Realized Gain (Loss)#
Purchased Options	$—	$(85,314)	$1,484	$—	$(83,830)
Forward Contracts	—	—	22,620,409	—	22,620,409
Futures Contracts	—	—	—	(15,126,292)	(15,126,292)
Swap Agreements	(696,072)	—	—	501,849	(194,223)
Written Options	—	—	(41,897)	—	(41,897)
Total Realized Gain (Loss)	$(696,072)	$(85,314)	$22,579,996	$(14,624,443)	$7,174,167

138

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
MM Select T. Rowe Price Bond Asset Fund (Continued)
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—	$31,326	$—	$31,326
Forward Contracts	—	—	4,821,100	—	4,821,100
Futures Contracts	—	—	—	(1,789,849)	(1,789,849)
Swap Agreements	(16,791)	—	—	(2,139,383)	(2,156,174)
Written Options	—	—	(16,420)	—	(16,420)
Total Change in Appreciation (Depreciation)	$(16,791)	$—	$4,836,006	$(3,929,232)	$889,983

MM Select T. Rowe Price Emerging Markets Bond Fund
Asset Derivatives
Forward Contracts*	$—	$—	$172,137	$—	$172,137
Futures Contracts^^	—	—	—	146,544	146,544
Total Value	$—	$—	$172,137	$146,544	$318,681
Liability Derivatives
Forward Contracts^	$—	$—	$(16,032)	$—	$(16,032)
Futures Contracts^^	—	—	—	(72,080)	(72,080)
Swap Agreements^^,^^^	(22,175)	—	—	—	(22,175)
Total Value	$(22,175)	$—	$(16,032)	$(72,080)	$(110,287)
Realized Gain (Loss)#
Forward Contracts	$—	$—	$379,507	$—	$379,507
Futures Contracts	—	—	—	155,665	155,665
Swap Agreements	(71,487)	—	—	—	(71,487)
Total Realized Gain (Loss)	$(71,487)	$—	$379,507	$155,665	$463,685
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$—	$130,872	$—	$130,872
Futures Contracts	—	—	—	162,099	162,099
Swap Agreements	9,720	—	—	—	9,720
Total Change in Appreciation (Depreciation)	$9,720	$—	$130,872	$162,099	$302,691

MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
Asset Derivatives
Purchased Options*,^^^	$—	$—	$—	$6,047	$6,047
Forward Contracts*	—	—	112,375	—	112,375
Futures Contracts^^	—	—	—	545,249	545,249
Swap Agreements*	—	—	—	2,914,903	2,914,903
Swap Agreements^^,^^^	—	—	—	506,972	506,972
Total Value	$—	$—	$112,375	$3,973,171	$4,085,546
Liability Derivatives
Forward Contracts^	$—	$—	$(125,307)	$—	$(125,307)
Futures Contracts^^	—	—	—	(167,574)	(167,574)
Swap Agreements^^,^^^	—	—	—	(108,701)	(108,701)
Total Value	$—	$—	$(125,307)	$(276,275)	$(401,582)
Realized Gain (Loss)#
Purchased Options	$—	$—	$—	$75,989	$75,989
Forward Contracts	—	—	(226,913)	—	(226,913)
Futures Contracts	—	—	—	(1,410,806)	(1,410,806)
Swap Agreements	(617)	—	—	1,512,914	1,512,297
Written Options	—	—	—	(151,844)	(151,844)
Total Realized Gain (Loss)	$(617)	$—	$(226,913)	$26,253	$(201,277)

139

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund (Continued)
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—	$—	$(10,818)	$(10,818)
Forward Contracts	—	—	4,390	—	4,390
Futures Contracts	—	—	—	393,090	393,090
Swap Agreements	385	—	—	1,131,593	1,131,978
Total Change in Appreciation (Depreciation)	$385	$—	$4,390	$1,513,865	$1,518,640

MM Select T. Rowe Price Real Assets Fund
Asset Derivatives
Forward Contracts*	$—	$—	$79,336	$—	$79,336
Futures Contracts^^	—	1,017,572	—	127,505	1,145,077
Total Value	$—	$1,017,572	$79,336	$127,505	$1,224,413
Liability Derivatives
Forward Contracts^	$—	$—	$(273,208)	$—	$(273,208)
Futures Contracts^^	—	(1,026,396)	—	—	(1,026,396)
Swap Agreements^	—	(274,739)	—	—	(274,739)
Total Value	$—	$(1,301,135)	$(273,208)	$—	$(1,574,343)
Realized Gain (Loss)#
Purchased Options	$—	$(379,126)	$—	$—	$(379,126)
Forward Contracts	—	—	(525,519)	—	(525,519)
Futures Contracts	—	1,438,017	—	830,358	2,268,375
Swap Agreements	—	(441,907)	—	(14,746)	(456,653)
Total Realized Gain (Loss)	$—	$616,984	$(525,519)	$815,612	$907,077
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$—	$(193,872)	$—	$(193,872)
Futures Contracts	—	(15,464)	—	76,930	61,466
Swap Agreements	—	(274,739)	—	—	(274,739)
Total Change in Appreciation (Depreciation)	$—	$(290,203)	$(193,872)	$76,930	$(407,145)

MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund
Asset Derivatives
Purchased Options*,^^^	$—	$—	$—	$4,078	$4,078
Futures Contracts^^	—	—	—	383,459	383,459
Total Value	$—	$—	$—	$387,537	$387,537
Liability Derivatives
Futures Contracts^^	$—	$—	$—	$(555,862)	$(555,862)
Realized Gain (Loss)#
Purchased Options	$—	$—	$—	$79,262	$79,262
Futures Contracts	—	—	—	(961,343)	(961,343)
Written Options	—	—	—	(58,049)	(58,049)
Total Realized Gain (Loss)	$—	$—	$—	$(940,130)	$(940,130)
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—	$—	$(7,296)	$(7,296)
Futures Contracts	—	—	—	(185,724)	(185,724)
Written Options	—	—	—	(238)	(238)
Total Change in Appreciation (Depreciation)	$—	$—	$—	$(193,258)	$(193,258)

*	Statements of Assets and Liabilities location: Investments, at value, or Receivables from: open forward contracts or open swap agreements, at value, as applicable.

140

Notes to Financial Statements (Continued)

^	Statements of Assets and Liabilities location: Payables for: open forward contracts and open swap agreements, at value, as applicable.
^^

Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

^^^	Represents centrally cleared swaps or exchange-traded purchased options which are not subject to a master netting agreement or similar agreement.
#

Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

##

Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

For the year ended September 30, 2022, the average number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units †
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Written Options
Equity Asset Fund	21	$—	$—	—	—
MM Select T. Rowe Price Bond Asset Fund	1,648	230,490,547	340,477,236	10,548,148	3,815,750
MM Select T. Rowe Price Emerging Markets Bond Fund	69	3,190,520	718,750	—	—
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	527	13,395,845	47,457,000	91	106
MM Select T. Rowe Price Real Assets Fund	149	11,829,414	84,661	113	—
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund	291	—	—	48	45

†

Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap agreements, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2022.

The Portfolio of Investments included in a Fund’s financial statements shows the assets or liabilities of the Fund associated with individual derivatives transactions. The terms of many of those transactions contemplate that derivatives receivables and payables between the same two parties may be netted and that the parties will collateralize certain obligations. The following tables provide an illustration of the possible effect of netting provisions and of collateral (delivered or received) on a Fund’s derivatives exposure as of September 30, 2022. Netting arrangements vary among different counterparties, and the actual disposition of derivatives receivables and payables, and of collateral, in a bankruptcy or insolvency can be complicated and difficult to predict.

141

Notes to Financial Statements (Continued)

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) or similar agreement and net of the related collateral received by the Fund(s) as of September 30, 2022.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
MM Select T. Rowe Price Bond Asset Fund
Barclays Bank PLC	$189,007	$(1,593)	$(100,000)	$87,414
BNP Paribas SA	1,643,083	(84,753)	(1,558,330)	—
Citibank N.A.	435,020	(185,986)	(249,034)	—
Deutsche Bank AG	25,501	(25,501)	—	—
Goldman Sachs International	161,825	(161,825)	—	—
HSBC Bank USA	1,619,121	(32,781)	(1,586,340)	—
JP Morgan Chase Bank N.A.	33,226	(7,030)	—	26,196
Morgan Stanley & Co. LLC	349,415	(3,144)	(206,000)	140,271
Royal Bank of Canada	719	—	—	719
State Street Bank and Trust	1,571,062	(381,427)	—	1,189,635
UBS AG	2,743,270	(228,060)	(2,515,210)	—
	$8,771,249	$(1,112,100)	$(6,214,914)	$1,444,235

MM Select T. Rowe Price Emerging Markets Bond Fund
BNP Paribas SA	$4,269	$(1,315)	$—	$2,954
Citibank N.A.	1,989	—	—	1,989
HSBC Bank USA	40,234	(2,392)	—	37,842
Morgan Stanley & Co. LLC	44,690	(7,869)	—	36,821
UBS AG	80,955	—	—	80,955
	$172,137	$(11,576)	$—	$160,561

MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
Bank of America N.A.	$412,994	$—	$(260,000)	$152,994
Barclays Bank PLC	280,806	—	(206,442)	74,364
Citibank N.A.	1,590,176	—	(1,590,176)	—
Goldman Sachs International	327,725	(24,193)	(300,000)	3,532
HSBC Bank USA	282,657	(101,114)	—	181,543
UBS AG	132,920	—	—	132,920
	$3,027,278	$(125,307)	$(2,356,618)	$545,353

MM Select T. Rowe Price Real Assets Fund
BNP Paribas SA	$9,766	$(7,597)	$—	$2,169
Deutsche Bank AG	39,072	—	—	39,072
Wells Fargo Bank N.A.	30,498	—	—	30,498
	$79,336	$(7,597)	$—	$71,739

142

Notes to Financial Statements (Continued)

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA or similar agreement and net of the related collateral pledged by the Fund(s) as of September 30, 2022.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
MM Select T. Rowe Price Bond Asset Fund
Bank of America N.A.	$(38,440)	$—	$—	$(38,440)
Barclays Bank	(1,593)	1,593	—	—
BNP Paribas SA	(84,753)	84,753	—	—
Citibank N.A.	(185,986)	185,986	—	—
Deutsche Bank AG	(49,521)	25,501	—	(24,020)
Goldman Sachs International	(182,960)	161,825	—	(21,135)
HSBC Bank USA	(32,781)	32,781	—	—
JP Morgan Chase Bank N.A.	(7,030)	7,030	—	—
Morgan Stanley & Co. LLC	(3,144)	3,144	—	—
State Street Bank and Trust	(381,427)	381,427	—	—
UBS AG	(228,060)	228,060	—	—
	$(1,195,695)	$1,112,100	$—	$(83,595)

T. Rowe Price Emerging Markets Bond Fund
Barclays Bank PLC	$(1,791)	$—	$—	$(1,791)
BNP Paribas SA	(1,315)	1,315	—	—
Deutsche Bank AG	(2,608)	—	—	(2,608)
Goldman Sachs International	(57)	—	—	(57)
HSBC Bank USA	(2,392)	2,392	—	—
Morgan Stanley & Co. LLC	(7,869)	7,869	—	—
	$(16,032)	$11,576	$—	$(4,456)

MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
Goldman Sachs International	$(24,193)	$24,193	$—	$—
HSBC Bank USA	(101,114)	101,114	—	—
	$(125,307)	$125,307	$—	$—

MM Select T. Rowe Price Real Assets Fund
Bank of America N.A.	$(140,251)	$—	$—	$(140,251)
BNP Paribas SA	(7,597)	7,597	—	—
Citibank N.A.	(274,739)	—	—	(274,739)
JP Morgan Chase Bank N.A.	(59,701)	—	—	(59,701)
Morgan Stanley & Co. LLC	(65,659)	—	—	(65,659)
	$(547,947)	$7,597	$—	$(540,350)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within an MNA or similar agreement.

143

Notes to Financial Statements (Continued)

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. The Fund(s) and counterparties may not be permitted to sell, re-pledge, or use the collateral they receive. In the event that cash collateral is restricted for use, the balance will be reflected as restricted cash within the Statement of Assets and Liabilities.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended September 30, 2022, are discussed below.

Foreign Currency Exchange Transactions

A Fund may enter into foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may also buy and sell options on currencies. When the Fund buys an option, its loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a currency, it is subject generally to the same risks as if it had entered into a futures contract or forward contract with respect to that currency. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

A Fund’s current exposure to a counterparty is the unrealized appreciation/(depreciation) on the contract.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts and related options.

Futures Contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at

144

Notes to Financial Statements (Continued)

a specified price. A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

Options on Futures Contracts. If a Fund buys an option on a futures contract, it will have the right to assume a futures contract at a particular price during the course of the option. Its potential loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a futures contract, it is subject generally to the same risks as if it had entered into a futures contract underlying the option itself.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Total Return Swaps. A Fund also may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund

145

Notes to Financial Statements (Continued)

may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement

146

Notes to Financial Statements (Continued)

to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

A Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on portfolio securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date in the case of an American-style option or only on the expiration date in the case of a European-style option.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the

147

Notes to Financial Statements (Continued)

value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Hybrid Instruments

A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to one or more underlying assets, indexes, economic factors, or other benchmarks. Because hybrid instruments may be designed to provide indirect exposures to virtually any type of derivative instrument, a Fund may invest in a hybrid instrument for any purpose it might engage in derivatives transactions. Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or

148

Notes to Financial Statements (Continued)

redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity. The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies or other types of investments, and will depend upon the terms of the instrument. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful. The terms of a hybrid instrument may create investment leverage. Hybrid instruments are typically privately issued, presenting credit risk of the issuer, and may be highly illiquid and difficult to value.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

149

Notes to Financial Statements (Continued)

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

The MM Select T. Rowe Price Bond Asset Fund entered into certain loan agreements which are unfunded. The MM Select T. Rowe Price Bond Asset Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the MM Select T. Rowe Price Bond Asset Fund’s Portfolio of Investments. At September 30, 2022, the MM Select T. Rowe Price Bond Asset Fund had sufficient cash and/or securities to cover these commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to

150

Notes to Financial Statements (Continued)

repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) and/or securities (U.S. Treasury and Agency obligations) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At September 30, 2022, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan and all of the Funds’ cash collateral was invested in the State Street Navigator Securities Lending Government Money Market Portfolio.

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. Income received by the Funds in securities lending transactions during the year ended September 30, 2022, is reflected as securities lending income on the Statement of Operations.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain.

151

Notes to Financial Statements (Continued)

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Foreign Securities

The MM Select T. Rowe Price Real Assets Fund invests a significant amount of its assets in foreign securities and the MM Select T. Rowe Price Emerging Markets Bond Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, public health, and diplomatic risks. In addition, fluctuations in currency exchange rates may favorably or unfavorably affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rates shown in the following table.

152

Notes to Financial Statements (Continued)

MML Advisers has also entered into investment subadvisory agreements for each Fund with the unaffiliated investment subadviser shown in the following table.

Fund	Investment Advisory Fee	Investment Subadviser(s)
Equity Asset Fund	0.18%	J.P. Morgan Investment Management Inc.
MM Select T. Rowe Price Bond Asset Fund*	0.00%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price Emerging Markets Bond Fund	0.00%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price Large Cap Blend Fund	0.00%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	0.00%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price Real Assets Fund**	0.00%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price Small and Mid Cap Blend Fund***	0.00%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund	0.00%	T. Rowe Price Associates, Inc.

*	T. Rowe Price International Ltd serves as a sub-subadviser of the Fund.
**	T. Rowe Price Japan, Inc. serves as a sub-subadviser of the Fund.
***	T. Rowe Price Investment Management, Inc. serves as a sub-subadviser of the Fund.

MML Advisers pays any subadvisory fees to the subadvisers based upon the average daily net assets of the Fund. The Funds’ subadvisory fees, if applicable, are paid monthly by MML Advisers out of the advisory fees.

Expense Caps and Waivers

MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses#, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2023, based upon the average daily net assets of the Funds, as follows:

Class I
MM Select T. Rowe Price Bond Asset Fund	0.00%
MM Select T. Rowe Price Emerging Markets Bond Fund	0.00%
MM Select T. Rowe Price Large Cap Blend Fund	0.00%
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	0.00%
MM Select T. Rowe Price Real Assets Fund	0.00%
MM Select T. Rowe Price Small and Mid Cap Blend Fund	0.00%
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund	0.00%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

153

Notes to Financial Statements (Continued)

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended September 30, 2022, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Equity Asset Fund	$2,557

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by related parties at September 30, 2022:

Total % Ownership by Related Party
Equity Asset Fund	100.0%
MM Select T. Rowe Price Bond Asset Fund	100.0%
MM Select T. Rowe Price Emerging Markets Bond Fund	100.0%
MM Select T. Rowe Price Large Cap Blend Fund	100.0%
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	100.0%
MM Select T. Rowe Price Real Assets Fund	100.0%
MM Select T. Rowe Price Small And Mid Cap Blend Fund	100.0%
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund	100.0%

154

Notes to Financial Statements (Continued)

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended September 30, 2022, were as follows:

	Purchases		Sales
	Long- Term U.S. Government Securities	Other Long-Term Securities	Long- Term U.S. Government Securities	Other Long-Term Securities
Equity Asset Fund	$—	$145,009,544	$—	$184,152,230
MM Select T. Rowe Price Bond Asset Fund	1,755,003,355	171,902,736	1,792,042,348	244,978,108
MM Select T. Rowe Price Emerging Markets Bond Fund	—	33,553,865	—	32,837,840
MM Select T. Rowe Price Large Cap Blend Fund	—	2,691,783,020	—	2,632,923,628
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	430,698,057	15,391,164	496,990,195	22,817,831
MM Select T. Rowe Price Real Assets Fund	—	167,941,507	—	81,419,593
MM Select T. Rowe Price Small and Mid Cap Blend Fund	—	272,613,596	—	323,168,470
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund	191,203,136	—	130,574,115	—

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These procedures have been designed to ensure that cross trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. The cross trades disclosed in the table below are included within the respective purchases and sales amounts shown in the table above, as applicable.

	Purchases	Sales	Realized Gains/(Losses)
MM Select T. Rowe Price Bond Asset Fund	$—	$2,097,564	$(213,837)
MM Select T. Rowe Price Small and Mid Cap Blend Fund	839,208	577,619	111,230

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Equity Asset Fund Class I
Sold	12,826,056	$108,281,336	8,481,878	$81,273,129
Issued as reinvestment of dividends	9,040,131	81,089,970	6,517,621	54,878,368
Redeemed	(17,806,773)	(153,448,249)	(23,818,829)	(227,243,554)
Net increase (decrease)	4,059,414	$35,923,057	(8,819,330)	$(91,092,057)
MM Select T. Rowe Price Bond Asset Fund Class I
Sold	6,595,443	$64,637,377	18,070,859	$189,555,100
Issued as reinvestment of dividends	2,547,231	25,803,449	2,470,327	25,814,917
Redeemed	(22,469,805)	(215,548,508)	(12,964,512)	(135,719,171)
Net increase (decrease)	(13,327,131)	$(125,107,682)	7,576,674	$79,650,846

155

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
MM Select T. Rowe Price Emerging Markets Bond Fund Class I
Sold	2,286,899	$18,445,413	2,059,531	$19,927,162
Issued as reinvestment of dividends	650,255	5,878,302	658,213	6,332,004
Redeemed	(2,809,835)	(22,987,605)	(3,276,208)	(31,667,166)
Net increase (decrease)	127,319	$1,336,110	(558,464)	$(5,408,000)
MM Select T. Rowe Price Large Cap Blend Fund Class I
Sold	38,140,999	$536,673,778	20,764,352	$325,534,587
Issued as reinvestment of dividends	26,559,408	407,155,724	1,103,631	15,903,325
Redeemed	(32,177,412)	(449,999,588)	(25,710,532)	(413,163,921)
Net increase (decrease)	32,522,995	$493,829,914	(3,842,549)	$(71,726,009)
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund Class I
Sold	8,152,291	$88,123,958	13,823,027	$147,572,333
Issued as reinvestment of dividends	1,778,263	18,493,933	575,795	6,011,297
Redeemed	(15,414,432)	(160,791,935)	(7,155,431)	(77,442,772)
Net increase (decrease)	(5,483,878)	$(54,174,044)	7,243,391	$76,140,858
MM Select T. Rowe Price Real Assets Fund Class I
Sold	8,825,504	$111,462,520	3,625,804	$43,104,715
Issued as reinvestment of dividends	1,155,912	14,576,042	227,733	2,480,008
Redeemed	(2,286,948)	(28,386,672)	(1,346,757)	(16,166,093)
Net increase (decrease)	7,694,468	$97,651,890	2,506,780	$29,418,630
MM Select T. Rowe Price Small and Mid Cap Blend Fund Class I
Sold	8,963,149	$120,798,855	7,958,789	$117,789,409
Issued as reinvestment of dividends	8,589,138	120,935,066	3,395,111	46,818,583
Redeemed	(13,303,227)	(176,346,398)	(15,343,600)	(233,971,045)
Net increase (decrease)	4,249,060	$65,387,523	(3,989,700)	$(69,363,053)
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund Class I
Sold	13,442,628	$92,251,410	7,053,603	$67,462,524
Issued as reinvestment of dividends	248,980	1,934,574	4,083,390	33,769,639
Redeemed	(4,852,378)	(33,120,671)	(1,957,953)	(16,268,858)
Net increase (decrease)	8,839,230	$61,065,313	9,179,040	$84,963,305

156

Notes to Financial Statements (Continued)

6.	Federal Income Tax Information

At September 30, 2022, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Equity Asset Fund	$289,402,191	$36,927,965	$(24,173,215)	$12,754,750
MM Select T. Rowe Price Bond Asset Fund	680,595,809	2,316,389	(91,105,769)	(88,789,380)
MM Select T. Rowe Price Emerging Markets Bond Fund	103,696,177	209,731	(28,762,165)	(28,552,434)
MM Select T. Rowe Price Large Cap Blend Fund	2,090,452,609	59,429,006	(295,444,772)	(236,015,766)
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	221,463,383	526,794	(13,691,128)	(13,164,334)
MM Select T. Rowe Price Real Assets Fund	246,720,858	6,920,845	(40,920,849)	(34,000,004)
MM Select T. Rowe Price Small and Mid Cap Blend Fund	700,508,564	74,366,965	(102,178,850)	(27,811,885)
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund	173,465,012	6,089	(45,816,700)	(45,810,611)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. Capital losses may be carried forward indefinitely, and retain the character of the original loss.

At September 30, 2022, the following Fund(s) had accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
MM Select T. Rowe Price Emerging Markets Bond Fund	$2,679,272	$5,082,079
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund	2,492,591	7,337,675

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2022, post-October capital losses:

Post-October Loss
MM Select T. Rowe Price Bond Asset Fund	$50,762,880
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	13,093,061

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

157

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2022, was as follows:

	Ordinary Income	Long Term Capital Gain
Equity Asset Fund	$15,272,413	$65,817,557
MM Select T. Rowe Price Bond Asset Fund	24,045,723	1,757,726
MM Select T. Rowe Price Emerging Markets Bond Fund	5,878,302	—
MM Select T. Rowe Price Large Cap Blend Fund	140,955,247	266,200,477
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	15,969,168	2,524,765
MM Select T. Rowe Price Real Assets Fund	6,076,480	8,499,562
MM Select T. Rowe Price Small and Mid Cap Blend Fund	25,974,162	94,960,904
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund	1,934,574	—

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2021, was as follows:

	Ordinary Income	Long Term Capital Gain
Equity Asset Fund	$6,441,250	$48,437,118
MM Select T. Rowe Price Bond Asset Fund	15,115,881	10,699,036
MM Select T. Rowe Price Emerging Markets Bond Fund	6,332,004	—
MM Select T. Rowe Price Large Cap Blend Fund	15,903,325	—
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	4,626,676	1,384,621
MM Select T. Rowe Price Real Assets Fund	2,480,008	—
MM Select T. Rowe Price Small and Mid Cap Blend Fund	15,289,172	31,529,411
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund	13,043,146	20,726,493

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2022, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.

158

Notes to Financial Statements (Continued)

At September 30, 2022, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total
Equity Asset Fund	$3,239,827	$41,023,653	$(30,365)	$12,733,190	$56,966,305
MM Select T. Rowe Price Bond Asset Fund	32,364,349	—	(50,776,451)	(88,979,603)	(107,391,705)
MM Select T. Rowe Price Emerging Markets Bond Fund	3,805,330	(7,761,351)	(2,057)	(28,556,128)	(32,514,206)
MM Select T. Rowe Price Large Cap Blend Fund	16,054,011	193,468,487	(26,119)	(235,997,434)	(26,501,055)
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	16,304,561	—	(13,096,478)	(13,151,871)	(9,943,788)
MM Select T. Rowe Price Real Assets Fund	5,138,964	10,148,604	(1,695)	(34,054,148)	(18,768,275)
MM Select T. Rowe Price Small and Mid Cap Blend Fund	5,077,220	47,644,453	(12,816)	(27,818,949)	24,889,908
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund	3,035,612	(9,830,266)	(2,772)	(45,810,611)	(52,608,037)

During the year ended September 30, 2022, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Equity Asset Fund	$—	$235,435	$(235,435)
MM Select T. Rowe Price Bond Asset Fund	13,983	(17,914,038)	17,900,055
MM Select T. Rowe Price Emerging Markets Bond Fund	—	(61,854)	61,854
MM Select T. Rowe Price Large Cap Blend Fund	—	3,912,681	(3,912,681)
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	—	(3,544,309)	3,544,309
MM Select T. Rowe Price Real Assets Fund	(4,573)	1,082,166	(1,077,593)
MM Select T. Rowe Price Small and Mid Cap Blend Fund	(47,980)	672,019	(624,039)
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund	—	(116,615)	116,615

The Funds did not have any unrecognized tax benefits at September 30, 2022, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2022, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

159

Notes to Financial Statements (Continued)

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In January 2021, FASB issued Accounting Standards Update 2021-01 — Reference Rate Reform (Topic 848) — Scope (“ASU 2021-01”) as an update to Accounting Standards Update 2020-04 — Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in order to make certain clarifications. ASU 2020-04 and ASU 2021-01 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management does not believe the impact of adopting ASU 2020-04 and ASU 2021-01 will have a material impact on the financial statements.

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

9.	Coronavirus (COVID-19) Pandemic

The global pandemic outbreak of the novel coronavirus known as COVID-19 and efforts to contain its spread have produced, and will likely continue to produce, substantial market volatility, severe market dislocations and liquidity constraints in many markets, exchange trading suspensions and closures, higher default rates, and global business disruption, and they may result in future significant adverse effects, such as declines in global financial markets and a substantial economic downturn or recession throughout the world. Such factors may have a significant adverse effect on a Fund’s performance and have the potential to impair the ability of a Fund’s investment adviser, subadviser, or other service providers to serve the Fund and could lead to disruptions that negatively impact the Fund.

10.	Russia-Ukraine War

In February 2022, Russia commenced a large-scale military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the regional and the global financial markets and economies. One or more of the Funds hold positions in securities or other instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market, and currency risks, as well as the risks related to the economic sanctions on Russia, Russian individuals, and Russian corporate and banking entities imposed by the United States and/or other countries. Such sanctions — which affect companies in many sectors, including energy, financial services, and defense, among others — could adversely affect the global energy and financial markets and, thus, could affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. Such sanctions may also result in a decline in the value and liquidity of Russian securities and a weakening of the ruble, and will impair a Fund’s ability to buy, sell, receive, or deliver Russian securities. In addition, certain transactions have

160

Notes to Financial Statements (Continued)

been or may be prohibited and/or existing investments have or may become illiquid (e.g., because transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

11.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to September 30, 2022, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements other than those disclosed below.

Effective November 1, 2022, T. Rowe Price Hong Kong Limited was added as a sub-subadviser of the MM Select T. Rowe Price Bond Asset Fund and the MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund.

Effective November 1, 2022, T. Rowe Price International Ltd was added as a sub-subadviser of the MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund.

161

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MM Equity Asset Fund, MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Emerging Markets Bond Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MassMutual Select T. Rowe Price Real Assets Fund, MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of September 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the MassMutual Select Funds	Financial Highlights
MM Equity Asset Fund	For each of the five years in the period ended September 30, 2022

MassMutual Select T. Rowe Price Bond Asset Fund,

MassMutual Select T. Rowe Price Emerging Markets Bond Fund,

MassMutual Select T. Rowe Price Large Cap Blend Fund,

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund,

MassMutual Select T. Rowe Price Real Assets Fund,

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund

For each of the four years in the period ended September 30, 2022, and for the period February 9, 2018 (commencement of operations) through September 30, 2018

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights.

162

Report of Independent Registered Public Accounting Firm (Continued)

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
November 28, 2022

We have served as the auditor of one or more MassMutual investment companies since 1995.

163

Trustees and Principal Officers (Unaudited)

The following table lists the Trust’s Trustees and Principal Officers; their address and year of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during at least the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Investment Management Solutions.

Independent Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Year of birth: 1948	Trustee	Since 2003	Retired.	108

Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Nabil N. El-Hage Year of birth: 1958	Trustee	Since 2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC).	108

Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company).

Maria D. Furman Year of birth: 1954	Trustee	Since 2012	Retired.	108

Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

R. Bradford Malt Year of birth: 1954	Trustee	Since 2022	Chairman (2004-2019), Management Committee (1993-2019), Partner (1987-2019), Associate (1979-1987), Ropes & Gray LLP (counsel to the Trust and MassMutual).	108

Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

164

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Year of birth: 1951	Trustee	Since 2012	Retired.	108

Director (since 2020), Lead Director (2020-2022), Chairperson (since 2020) of the Nominating and Governance Committee, Member (since 2020) and Chairperson (2020-2022) of the Compensation Committee, and Member (2020-2022) of the Audit Committee, Lyra Therapeutics (a clinical-stage specialty pharmaceutical company); Chairperson (since 2017), Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Cynthia R. Plouché Year of birth: 1957	Trustee	Since 2022	Retired; Assessor (2014-2018), Moraine Township (property assessment).	108

Trustee (since 2014), Northern Trust Funds (open-end investment companies); Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

Jason J. Price Year of birth: 1973	Trustee	Since 2022	Co-Founder and Chairman of the Board (2017-2021), NXTHVN (arts organization); Principal (2012-2017), Exaltare Capital Partners, LLC (private equity firm).	108

Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

165

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Susan B. Sweeney Year of birth: 1952	Chairperson Trustee	Since 2022 Since 2009	Retired.	110^

Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Chairperson (since 2022), Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2009), MML Series Investment Fund (open-end investment company); Chairperson (since 2022), Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Interested Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Michael R. Fanning^^ Year of birth: 1963	Trustee	Since 2021	Head of MassMutual U.S. (since 2016), Executive Vice President (2016-2018), Member of MassMutual’s Executive Leadership Team (since 2008), MassMutual.	108

Director (since 2016), MML Advisers; Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

Clifford M, Noreen^^^ Year of birth: 1957	Trustee	Since 2021

Head of Global Investment Strategy (since 2019), Deputy Chief Investment Officer and Managing Director (2016-2018), MassMutual; President (2008-2016), Vice Chairman (2007-2008), Member of the Board of Managers (2006-2016), Managing Director (2000-2016), Barings LLC.

				110^

Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Corporate Investors (closed-end investment company); Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Participation Investors (closed-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

166

Trustees and Principal Officers (Unaudited) (Continued)

Principal Officers

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Andrea Anastasio Year of birth: 1974	Vice President	Since 2021

Vice President (since 2021), MML Advisers; Head of Investment Management Solutions (since 2021), MassMutual; Head of Investment Strategy and Research, North America (2019-2021), Head of Investment Product Management (2016- 2019), State Street Global Advisors; Vice President (since 2021), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2021), MML Series Investment Fund (open-end investment company); Vice President (since 2021), MML Series Investment Fund II (open-end investment company).

108
Andrew M. Goldberg Year of birth: 1966	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).

108
Renee Hitchcock Year of birth: 1970	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016

Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2021), MassMutual Advantage Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company).

108
Paul LaPiana Year of birth: 1969	President	Since 2021	President (since 2021), MML Advisers; Head of MassMutual U.S. Product (since 2019), Head of Field Management (2016-2019), MassMutual; President (since 2021), MassMutual Premier Funds (open-end investment company); President (since 2021), MassMutual Advantage Funds (open-end investment company); President (since 2021), MML Series Investment Fund (open-end investment company); President (since 2021), MML Series Investment Fund II (open-end investment company).	108
Jill Nareau Robert Year of birth: 1972	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company).

108

167

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Douglas Steele Year of birth: 1975	Vice President	Since 2016

Head of Product Management (since 2021), Vice President (since 2017), Head of Investment Management (2017-2021), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Product Management (since 2021), Head of Manager Research (2021), Head of Investment Management (2017-2021), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).

108
Philip S. Wellman Year of birth: 1964	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

108

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111-0001.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified, and any such Chairperson may not serve more than two consecutive terms. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Mr. Fanning is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^	Mr. Noreen is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

168

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2022, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Equity Asset Fund	41.28%
MM Select T. Rowe Price Bond Asset Fund	0.04%
MM Select T. Rowe Price Large Cap Blend Fund	17.63%
MM Select T. Rowe Price Real Assets Fund	12.61%
MM Select T. Rowe Price Small and Mid Cap Blend Fund	28.60%

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2022.

The Fund(s) intend to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in the Treasury Regulations §1.163(j)-1(b).

169

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadviser use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s EDGAR database on its website at http://www.sec.gov. In addition, the Funds make the complete schedule of portfolio holdings from their filings on Form N-PORT available to shareholders at http://www.massmutual.com/funds.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May and June 2022, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the Equity Asset Fund, MM Select T. Rowe Price Bond Asset Fund, MM Select T. Rowe Price Emerging Markets Bond Fund, MM Select T. Rowe Price Large Cap Blend Fund, MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MM Select T. Rowe Price Real Assets Fund, MM Select T. Rowe Price Small and Mid Cap Blend Fund, and MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third-Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and each of the subadvisers.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services. The Committee noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about the subadvisers and their personnel with responsibility for providing services to the Funds and the fees payable to each subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s net advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against funds in its “category” and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding

170

Other Information (Unaudited) (Continued)

each Fund’s expenses and performance and a recommendation as to the action to be taken by the Committee. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

The Committee reviewed the expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2021. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that the total net expense ratios for all of the Funds were in the 1st comparative percentile of their peer groups, and that each Fund had net advisory fees in the first comparative percentile of their peer groups, except for the Equity Asset Fund which had a net advisory fee in the top comparative decile of its peer group. The Committee determined on the basis of these factors that the levels of the Funds’ net advisory fees, and the total net expenses of the Funds generally, were consistent with the continuation of their advisory agreements.

The Committee considered that the Equity Asset Fund had achieved three-year investment performance in the 9th comparative percentile of its performance category.

As to the MM Select T. Rowe Price Bond Asset Fund, MM Select T. Rowe Price Emerging Markets Bond Fund, MM Select T. Rowe Price Large Cap Blend Fund, and MM Select T. Rowe Price Real Assets Fund, the Committee considered that each of the Funds had achieved three-year investment performance at or above the medians of their performance categories, or within the top sixty percent of their performance categories.

As to the MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MM Select T. Rowe Price Small and Mid Cap Blend Fund, and MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund, the Committee considered that although each Fund experienced three-year investment performance outside the top sixty percent of its performance category, each Fund also experienced improved performance for the one-year period to the 31st, 26th, and 50th comparative percentiles of its performance category, respectively. The Committee also considered MML Advisers’ statement that the three-year underperformance of each of the MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund and MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund was due in substantial part to differences in duration positioning relative to its respective performance category.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting and during the course of the year, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of MML Advisers’ revenues from the Funds (including advisory fees and administrative and shareholder services fees, as applicable) and the expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and any so-called “fallout benefits” to MML Advisers (which were not considered to be substantial in any event), such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the advisory agreements and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in

171

Other Information (Unaudited) (Continued)

each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

At their meeting in September 2022, the Trustees, including the Independent Trustees, reviewed and approved a proposal to make a change to the existing subadvisory agreement with T. Rowe Price Associates, Inc. (“T. Rowe Price”) for the MM Select Limited Duration Inflation Focused Bond Fund (the “Fund” and the “Amended Subadvisory Agreement”) intended to permit T. Rowe Price to delegate to its advisory affiliates. The Trustees considered, among other things, that any such delegation by T. Rowe Price would be subject to the consent of MML Advisers and the Board. At the same time, the Trustees, including the Independent Trustees, approved (i) a subadvisory agreement between T. Rowe Price and T. Rowe Price Hong Kong Limited (the “New Hong Kong Sub-Subadvisory Agreement”) for the Fund and the MM Select T. Rowe Price Bond Asset Fund and (ii) a subadvisory agreement between T. Rowe Price and T. Rowe Price International Ltd (the “New International Sub-Subadvisory Agreement”) for the Fund. The Trustees considered, among other things, that the New Hong Kong Sub-Subadvisory Agreement and New International Sub-Subadvisory Agreement would each not result in any changes in the fees payable by the respective Funds or MML Advisers and that the services provided would continue to be subject to the supervision of T. Rowe Price. The Trustees concluded that the Amended Subadvisory Agreement, New Hong Kong Sub-Subadvisory Agreement, and New International Sub-Subadvisory Agreement are in the best interests of each Fund and its respective shareholders. In their deliberations, the Trustees were advised by independent counsel.

Prior to the votes being taken to approve the Amended Subadvisory Agreement, New Hong Kong Sub-Subadvisory Agreement, and New International Sub-Subadvisory Agreement discussed above, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The Amended Subadvisory Agreement, New Hong Kong Sub-Subadvisory Agreement, and New International Sub-Subadvisory Agreement each became effective on November 1, 2022.

172

Other Information (Unaudited) (Continued)

Submission of Matters to a Vote of Security Holders

A Special Meeting of Shareholders of the Trust was held on May 25, 2022 and on the adjournment dates of June 9, 2022, July 28, 2022, and September 14, 2022. The Notice of Meeting of Shareholders, and a Proxy Statement and voting instruction card, were first mailed, or otherwise made available, on or about April 8, 2022 to shareholders of record as of February 25, 2022. The results of the vote on the matters submitted to shareholders at the Special Meeting are as follows:

Proposal 1:

To elect Allan W. Blair, Nabil N. El-Hage, Michael R. Fanning, Maria D. Furman, R. Bradford Malt, C. Ann Merrifield, Clifford M. Noreen, Cynthia R. Plouché, Jason J. Price, and Susan B. Sweeney as Trustees of each Trust of which the Funds are series for an indefinite term of office.*

This matter was approved by the Trust’s shareholders on June 9, 2022. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Withhold	% of Shares Outstanding
Allan W. Blair	1,062,272,572.058	1,055,134,595.262	42.213%	7,137,976.796	0.285%
Nabil N. El-Hage	1,062,272,572.058	1,055,187,057.064	42.215%	7,085,514.994	0.283%
Michael R. Fanning	1,062,272,572.058	1,054,435,784.031	42.185%	7,836,788.027	0.313%
Maria D. Furman	1,062,272,572.058	1,055,334,004.749	42.221%	6,938,567.309	0.277%
R. Bradford Malt	1,062,272,572.058	1,054,410,988.847	42.184%	7,861,583.211	0.314%
C. Ann Merrifield	1,062,272,572.058	1,054,614,232.611	42.192%	7,658,339.447	0.306%
Clifford M. Noreen	1,062,272,572.058	1,054,519,598.373	42.188%	7,752,973.685	0.310%
Cynthia R. Plouché	1,062,272,572.058	1,055,673,410.167	42.234%	6,599,161.891	0.264%
Jason J. Price	1,062,272,572.058	1,055,486,383.752	42.227%	6,786,188.306	0.271%
Susan B. Sweeney	1,062,272,572.058	1,055,272,106.456	42.218%	7,000,465.602	0.280%

*	Denotes Trust-wide proposal and voting results.

173

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2022

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2022:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2022.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Equity Asset Fund
Class I	$1,000	0.23%	$800.90	$1.04	$1,023.90	$1.17
MM Select T. Rowe Price Bond Asset Fund
Class I	1,000	0.00%	899.00	0.00	1,025.10	0.00
MM Select T. Rowe Price Emerging Markets Bond Fund
Class I	1,000	0.00%	822.50	0.00	1,025.10	0.00
MM Select T. Rowe Price Large Cap Blend Fund
Class I	1,000	0.00%	783.10	0.00	1,025.10	0.00
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
Class I	1,000	0.00%	944.40	0.00	1,025.10	0.00
MM Select T. Rowe Price Real Assets Fund
Class I	1,000	0.00%	766.50	0.00	1,025.10	0.00

174

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM Select T. Rowe Price Small and Mid Cap Blend Fund
Class I	$1,000	0.00%	$813.10	$0.00	$1,025.10	$0.00
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund
Class I	1,000	0.00%	789.30	0.00	1,025.10	0.00

*

Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2022, multiplied by the average account value over the period, multiplied by 183 days in the period, divided by 365 days in the year, unless stated otherwise.

175

Underwriter:
MML Distributors, LLC
1295 State Street
Springfield, Massachusetts 01111-0001

©2022 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com. Investment Adviser: MML Investment Advisers, LLC	MM202311-303392

(b)	Not applicable to this filing.

Item 2. Code of Ethics.

As of September 30, 2022, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer, Principal Financial Officer, and other senior financial officers pursuant to the Sarbanes-Oxley Act of 2002. For the year ended September 30, 2022, the Code of Ethics was amended to i) cover new registrants and ii) remove a registrant no longer subject to the Code of Ethics, and the Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Nabil N. El-Hage, a member of the Audit Committee, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. El-Hage is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2022 and 2021 were $1,801,058 and $1,800,382, respectively.
(b)	AUDIT-RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2022 and 2021. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2022 and 2021.
(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2022 and 2021 were $104,206 and $68,184, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2022 and 2021.
(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2022 and 2021. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2022 and 2021.
(e)	(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2022 and 2021 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.
(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2022 and 2021 were $1,321,868 and $2,420,119, respectively.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant's adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP's independence.
(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a) Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this formN-CSR.

(b) Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this filing.

Item 13. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MassMutual Select Funds

By (Signature and Title)	/s/ Paul LaPiana
Paul LaPiana, President and Principal Executive Officer

Date	12/2/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul LaPiana
Paul LaPiana, President and Principal Executive Officer

Date	12/2/2022

By (Signature and Title)	/s/ Renee Hitchcock
Renée Hitchcock, Treasurer and Principal Financial Officer

Date	12/2/2022